UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca
➢	iShares TIPS Bond ETF | TIP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR TIPS BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.56%	2.54%	2.64%	2.56%	2.54%	2.64%
5 Years	0.27%	0.26%	0.40%	1.37%	1.32%	2.03%
Since Inception	1.11%	1.11%	1.25%	6.75%	6.77%	7.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/10. The first day of secondary market trading was 12/3/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,011.30	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR TIPS BOND ETF

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than five years, as represented by the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (formerly the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.56%, net of fees, while the total return for the Index was 2.64%.

The Index posted a positive return for the reporting period as rising inflation, changing inflation expectations, and a broad decline in U.S. bond yields provided a favorable backdrop for Index performance.

U.S. inflation, as measured by the CPI, rose by 1.5% for the reporting period, compared with a 0.2% increase for the 12 months ended October 2015. The increase in the inflation rate reflected improving energy prices—although the price of oil was up fractionally overall for the reporting period, it fell by more than 40% during the prior 12 months. A rising CPI led to stronger demand for inflation protection and increased the inflation adjustment on TIPS, aiding their overall performance during the reporting period.

The Index also benefited from changing expectations for future inflation, as represented by the “breakeven” inflation rate. The breakeven rate is the difference between the yields of nominal and inflation-protected U.S. Treasury securities of comparable maturity. For the reporting period, the five-year breakeven rate increased from 1.2% to 1.6%.

Another positive influence on Index performance during the reporting period was an overall decline in U.S. bond yields. Falling yields led to rising bond prices across all sectors of the bond market, including the TIPS sector.

ALLOCATION BY MATURITY As of 10/31/16

Maturity	Percentage of Total Investments*

0-1 Year	11.43%
1-2 Years	24.96
2-3 Years	15.35
3-4 Years	32.23
4-5 Years	16.03

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS As of 10/31/16

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	23.17%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/19	12.33
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/20	11.83
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/17	10.70
U.S. Treasury Inflation-Indexed Bonds, 1.38%, 01/15/20	10.38

TOTAL	68.41%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TIPS BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.75%	5.71%	5.89%	5.75%	5.71%	5.89%
5 Years	1.35%	1.30%	1.47%	6.92%	6.68%	7.56%
10 Years	4.32%	4.32%	4.46%	52.71%	52.57%	54.68%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,018.90	$1.01	$1,000.00	$1,024.10	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TIPS BOND ETF

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (formerly the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 5.75%, net of fees, while the total return for the Index was 5.89%.

The Index posted solid gains for the reporting period, outperforming the broad U.S. bond market. The Index’s advance was driven primarily by rising inflation, changing inflation expectations, and a broad decline in U.S. bond yields.

U.S. inflation, as measured by the CPI, rose by 1.5% for the reporting period, compared with a 0.2% increase for the 12 months ended October 2015. The increase in the inflation rate reflected improving energy prices — although the price of oil was up fractionally overall for the reporting period, it fell by more than 40% during the prior 12 months. A rising CPI led to stronger demand for inflation protection and increased the inflation adjustment on TIPS, aiding their overall performance during the reporting period.

The Index also benefited from changing expectations for future inflation, as represented by the “breakeven” inflation rate. The breakeven rate is the difference between the yields of nominal and inflation-protected U.S. Treasury securities of comparable maturity. For the reporting period, the 10-year breakeven rate increased from 1.5% to 1.7%.

Another positive influence on Index performance during the reporting period was an overall decline in U.S. bond yields. Falling yields led to rising bond prices across all sectors of the bond market, including the TIPS sector. From a maturity perspective, longer-term TIPS, which benefited the most from the declining interest rate environment, outperformed shorter-term TIPS for the reporting period.

ALLOCATION BY MATURITY As of 10/31/16

Maturity	Percentage of Total Investments*

0-1 Year	0.40%
1-5 Years	35.35
5-10 Years	40.96
10-15 Years	10.34
15-20 Years	0.74
More than 20 Years	12.21

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS As of 10/31/16

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	9.94%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/24	8.11
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/24	6.36
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/19	5.71
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/23	4.64

TOTAL	34.76%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR TIPS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.16%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/17	$83,406	$83,608,364
0.13%, 04/15/18	179,279	181,079,480
0.13%, 04/15/19	94,863	96,408,886
0.13%, 04/15/20	90,716	92,461,568
0.13%, 04/15/21	37,599	38,374,873
0.63%, 07/15/21	64,603	67,803,195
1.13%, 01/15/21	17,933	19,069,714
1.25%, 07/15/20	73,321	78,316,872
1.38%, 07/15/18	6,109	6,357,254
1.38%, 01/15/20	76,464	81,147,614
1.63%, 01/15/18	7,426	7,643,183
1.88%, 07/15/19	18,584	19,928,268
2.13%, 01/15/19	3,424	3,638,272
2.38%, 01/15/17	428	431,086
2.63%, 07/15/17	5,151	5,298,148

		781,566,777

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $778,153,731)		781,566,777

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.68%

MONEY MARKET FUNDS — 0.68%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[a,b]	5,369	$5,368,542

		5,368,542

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,368,542)		5,368,542

TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $783,522,273)[c]		786,935,319
Other Assets, Less Liabilities — 0.16%		1,243,378

NET ASSETS — 100.00%		$788,178,697

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $784,094,740. Net unrealized appreciation was $2,840,579, of which $3,190,138 represented gross unrealized appreciation on securities and $349,559 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$781,566,777	$—	$781,566,777
Money market funds	5,368,542	—	—	5,368,542

Total	$5,368,542	$781,566,777	$—	$786,935,319

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments

iSHARES® TIPS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.72%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/17	$78,945	$79,136,334
0.13%, 04/15/18	1,935,302	1,954,740,583
0.13%, 04/15/19	1,105,877	1,123,893,476
0.13%, 04/15/20	647,865	660,328,826
0.13%, 04/15/21	761,134	776,831,888
0.13%, 01/15/22	393,141	401,205,304
0.13%, 07/15/22	519,469	531,561,416
0.13%, 01/15/23	898,050	911,548,303
0.13%, 07/15/24	1,577,334	1,594,484,782
0.13%, 07/15/26	117,107	117,497,876
0.25%, 01/15/25	573,299	581,231,925
0.38%, 07/15/23	708,215	732,540,797
0.38%, 07/15/25	632,581	649,664,367
0.63%, 07/15/21	717,448	752,989,406
0.63%, 01/15/24	1,196,377	1,250,767,569
0.63%, 01/15/26	97,276	101,593,123
0.63%, 02/15/43	97,889	95,996,162
0.75%, 02/15/42	600,723	606,150,705
0.75%, 02/15/45	426,940	429,411,286
1.00%, 02/15/46	34,545	37,274,125
1.13%, 01/15/21	415,491	441,828,386
1.25%, 07/15/20	344,522	367,994,470
1.38%, 07/15/18	30	31,496
1.38%, 01/15/20	321,037	340,700,847
1.38%, 02/15/44	617,272	716,668,417
1.63%, 01/15/18	3,370	3,468,150
1.75%, 01/15/28	325,804	378,210,172
1.88%, 07/15/19	492,773	528,427,522
2.00%, 01/15/26	696,641	812,637,880
2.13%, 01/15/19	1,339	1,423,360
2.13%, 02/15/40	233,760	305,685,852
2.13%, 02/15/41	159,035	209,611,782
2.38%, 01/15/17	41	40,884
2.38%, 01/15/25	312,094	369,667,750
2.38%, 01/15/27	398,051	484,294,131
2.50%, 01/15/29	403,973	507,754,317
2.63%, 07/15/17	2	2,391
3.38%, 04/15/32	100,310	145,492,468

Security	Principal or Shares (000s)	Value
3.63%, 04/15/28	$187,338	$256,037,171
3.88%, 04/15/29	285,995	407,508,561

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $19,207,161,316)		19,666,334,260

SHORT-TERM INVESTMENTS — 0.43%

MONEY MARKET FUNDS — 0.43%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[a,b]	84,571	84,571,455

		84,571,455

TOTAL SHORT-TERM INVESTMENTS
(Cost: $84,571,455)		84,571,455

TOTAL INVESTMENTS IN SECURITIES — 100.15%
(Cost: $19,291,732,771)[c]		19,750,905,715
Other Assets, Less Liabilities — (0.15)%		(28,903,223)

NET ASSETS — 100.00%		$19,722,002,492

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $19,356,767,256. Net unrealized appreciation was $394,138,459, of which $457,029,361 represented gross unrealized appreciation on securities and $62,890,902 represented gross unrealized depreciation on securities.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® TIPS BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$19,666,334,260	$—	$19,666,334,260
Money market funds	84,571,455	—	—	84,571,455

Total	$84,571,455	$19,666,334,260	$—	$19,750,905,715

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$778,153,731	$19,207,161,316
Affiliated (Note 2)	5,368,542	84,571,455

Total cost of investments	$783,522,273	$19,291,732,771

Investments in securities, at fair value (Note 1):
Unaffiliated	$781,566,777	$19,666,334,260
Affiliated (Note 2)	5,368,542	84,571,455

Total fair value of investments	786,935,319	19,750,905,715
Receivables:
Due from custodian (Note 4)	868,940	—
Interest	1,020,077	34,148,578
Capital shares sold	287,764	7,162,158

Total Assets	789,112,100	19,792,216,451

LIABILITIES
Payables:
Investment securities purchased	868,940	67,023,719
Investment advisory fees (Note 2)	64,463	3,190,240

Total Liabilities	933,403	70,213,959

NET ASSETS	$788,178,697	$19,722,002,492

Net assets consist of:
Paid-in capital	$788,377,650	$19,445,442,218
Distributions in excess of net investment income	(567,842)	(2,601,796)
Accumulated net realized loss	(3,044,157)	(180,010,874)
Net unrealized appreciation	3,413,046	459,172,944

NET ASSETS	$788,178,697	$19,722,002,492

Shares outstanding[a]	7,800,000	170,400,000

Net asset value per share	$101.05	$115.74

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$13,321	$190,791
Interest — unaffiliated[a]	4,563,983	233,612,784
Securities lending income — affiliated — net (Note 2)	—	657,147

Total investment income	4,577,304	234,460,722

EXPENSES
Investment advisory fees (Note 2)	1,123,220	32,851,005

Total expenses	1,123,220	32,851,005
Less investment advisory fees waived (Note 2)	(471,117)	—

Net expenses	652,103	32,851,005

Net investment income	3,925,201	201,609,717

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	147,301	(9,668,387)
In-kind redemptions — unaffiliated	866,351	60,184,637
Realized gain distributions from affiliated funds	8	—

Net realized gain	1,013,660	50,516,250

Net change in unrealized appreciation/depreciation	11,496,649	673,679,568

Net realized and unrealized gain	12,510,309	724,195,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,435,510	$925,805,535

[a]	Reflects net inflationary and deflationary adjustments to income. See Note 1.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$3,925,201	$(2,812,299)	$201,609,717	$38,553,968
Net realized gain (loss)	1,013,660	(1,911,678)	50,516,250	(53,758,993)
Net change in unrealized appreciation/depreciation	11,496,649	(1,593,837)	673,679,568	(219,727,975)

Net increase (decrease) in net assets resulting from operations	16,435,510	(6,317,814)	925,805,535	(234,933,000)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,128,619)	—	(224,456,496)	(51,004,884)
Return of capital	(1,113,785)	—	—	—

Total distributions to shareholders	(5,242,404)	—	(224,456,496)	(51,004,884)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	291,793,222	134,206,992	6,501,998,386	2,987,431,834
Cost of shares redeemed	(95,313,483)	(49,700,150)	(1,220,470,038)	(1,246,093,514)

Net increase in net assets from capital share transactions	196,479,739	84,506,842	5,281,528,348	1,741,338,320

INCREASE IN NET ASSETS	207,672,845	78,189,028	5,982,877,387	1,455,400,436

NET ASSETS
Beginning of year	580,505,852	502,316,824	13,739,125,105	12,283,724,669

End of year	$788,178,697	$580,505,852	$19,722,002,492	$13,739,125,105

Distributions in excess of net investment income or accumulated net investment loss included in net assets at end of year	$(567,842)	$(1,405,430)	$(2,601,796)	$(6,490,275)

SHARES ISSUED AND REDEEMED
Shares sold	2,900,000	1,350,000	57,100,000	26,400,000
Shares redeemed	(950,000)	(500,000)	(10,700,000)	(11,100,000)

Net increase in shares outstanding	1,950,000	850,000	46,400,000	15,300,000

See notes to financial statements.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012
Net asset value, beginning of year	$99.23	$100.46	$101.37	$103.03	$102.63

Income from investment operations:
Net investment income (loss)[a]	0.60	(0.53)	0.34	0.13	0.58
Net realized and unrealized gain (loss)[b]	1.93	(0.70)	(0.51)	(1.16)	0.71

Total from investment operations	2.53	(1.23)	(0.17)	(1.03)	1.29

Less distributions from:
Net investment income	(0.56)	—	(0.53)	(0.21)	(0.87)
Return of capital	(0.15)	—	(0.21)	(0.42)	(0.02)

Total distributions	(0.71)	—	(0.74)	(0.63)	(0.89)

Net asset value, end of year	$101.05	$99.23	$100.46	$101.37	$103.03

Total return	2.56%	(1.22)%	(0.18)%	(1.01)%	1.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$788,179	$580,506	$502,317	$633,589	$417,261
Ratio of expenses to average net assets	0.10%	0.10%	0.16%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees	0.17%	0.20%	0.20%	n/a	n/a
Ratio of net investment income (loss) to average net assets	0.60%	(0.53)%	0.34%	0.13%	0.57%
Portfolio turnover rate[c]	42%	25%	25%	23%	31%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012
Net asset value, beginning of year	$110.80	$113.01	$112.98	$122.64	$116.13

Income from investment operations:
Net investment income[a]	1.38	0.33	1.67	1.69	2.46
Net realized and unrealized gain (loss)[b]	4.99	(2.11)	0.37	(9.51)	6.56

Total from investment operations	6.37	(1.78)	2.04	(7.82)	9.02

Less distributions from:
Net investment income	(1.43)	(0.43)	(2.01)	(1.84)	(2.51)

Total distributions	(1.43)	(0.43)	(2.01)	(1.84)	(2.51)

Net asset value, end of year	$115.74	$110.80	$113.01	$112.98	$122.64

Total return	5.75%	(1.58)%	1.80%	(6.44)%	7.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$19,722,002	$13,739,125	$12,283,725	$13,806,525	$22,823,956
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.21%	0.29%	1.48%	1.43%	2.06%
Portfolio turnover rate[c]	24%	41%	47%	47%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year TIPS Bond	Diversified
TIPS Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® TRUST

generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Inflation-indexed public obligations are income-generating instruments whose interest and principal payments are adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond periodically and is accounted for as interest income in the statements of operations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares 0-5 Year TIPS Bond ETF (“STIP”), BFA is entitled to an annual investment advisory fee of 0.10% based on the average daily net assets of the Fund.

Prior to August 1, 2016, for its investment advisory services to STIP, BFA was entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. BFA contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in order to limit total annual operating expenses after fee waiver to 0.10% of average daily net assets.

At a meeting held on June 21-23, 2016, the Board approved a permanent reduction to the advisory fee rate charged to STIP. The contractual waiver was terminated effective August 1, 2016, pursuant to a written agreement between the Trust and BFA, and in conjunction with the annual advisory fee reduction from 0.20% to 0.10% based on the average daily net assets of the Fund.

For its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.2000%		First $121 billion
0.1900	[a]	Over $121 billion, up to and including $181 billion
0.1805	[a]	Over $181 billion, up to and including $231 billion
0.1715	[a]	Over $231 billion, up to and including $281 billion
0.1630	[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
TIPS Bond	$280,930

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$225,622,031	$43,596,347
TIPS Bond	43,596,347	226,332,752

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

	U.S. Government Obligations
iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$272,212,247	$274,429,915
TIPS Bond	4,049,020,688	4,093,971,271

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS Bond	$286,249,483	$93,433,410
TIPS Bond	6,382,427,158	1,203,889,942

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® TRUST

October 31, 2016, attributable distributions paid in excess of taxable income, realized gains (losses) from in-kind redemptions and expiring capital loss carryover, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year TIPS Bond	$(227,281)	$1,041,006	$(813,725)
TIPS Bond	27,223,300	26,735,258	(53,958,558)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
0-5 Year TIPS Bond
Ordinary income	$4,128,619	N/A
Return of capital	1,113,785	N/A

	$5,242,404	N/A

TIPS Bond
Ordinary income	$224,456,496	$51,004,884

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year TIPS Bond	$(3,039,532)	$2,840,579	$(198,953)
TIPS Bond	(117,578,185)	394,138,459	276,560,274

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2019	Total
0-5 Year TIPS Bond	$3,017,929	$—	$21,603	$3,039,532
TIPS Bond	117,049,470	528,715	—	117,578,185

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
0-5 Year TIPS Bond	$3,924,415
TIPS Bond	199,307,413

The iShares TIPS Bond ETF hereby designates $39,426,857 as the amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2016. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 0-5 Year TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that, at a meeting held on June 21-23, 2016, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
0-5 Year TIPS Bond	$0.506547	$—	$0.206934	$0.713481	71%	—%	29%	100%
TIPS Bond	1.200525	—	0.226457	1.426982	84	—	16	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year TIPS Bond ETF

Period Covered: January 1, 2011 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Between 0.5% and –0.5%	1,446	99.93

	1,447	100.00%

iShares TIPS Bond ETF Period Covered: January 1, 2011 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Between 0.5% and –0.5%	1,444	99.79
Less than –0.5% and Greater than –1.0%	2	0.14

	1,447	100.00%

SUPPLEMENTAL INFORMATION	37

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Barclays or Bloomberg Finance L.P., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1001-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ
➢	iShares International Treasury Bond ETF | IGOV | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted positive returns in U.S. dollar terms for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays Global Aggregate Index returned 5.59% for the reporting period.

High-quality bonds benefited from solid investor demand, as generally poor global economic growth, low inflation, and stimulative monetary policies meant bond yields in many countries fell to record low, negative levels. Returns in U.S. dollar terms were mixed, however, reflecting the varied performance of the dollar relative to other developed market currencies.

In terms of growth, the U.S. economy improved over the course of the reporting period, expanding at a 0.8% annual rate in the first quarter of 2016 before reaching a 2.9% annual growth rate in the third quarter. Meanwhile, growth in much of the rest of the developed world was barely positive. The U.K. and Eurozone expanded by 0.5% and 0.3%, respectively, in the third quarter of 2016. Similarly, Australia and Japan grew by 0.5% and 0.2%, respectively, in the second quarter of 2016, the latest period for which data were available. Meanwhile, the Chinese economy grew at an annual rate of 6.7% in the third quarter of 2016; however, that was down from 6.9% a year earlier, which was the slowest growth since 1990.

Modest global growth meant inflation remained low. In the U.S., U.K., and the Eurozone, consumer prices increased over the course of the reporting period, reaching the highest levels since 2014, but remained at just 1.6%, 0.9%, and 0.5%, respectively, for the 12 months ended October 2016. In Japan, however, consumer prices were nearly unchanged, gaining by 0.1% for the same period.

To encourage growth and guard against deflation, many central banks around the world took further stimulus measures. Central banks from the U.K., Japan, Eurozone, and Australia all cut interest rates during the period to historic lows. One notable exception was the United States, where the U.S. Federal Reserve Bank (the “Fed”) raised rates in December 2015 for the first time in almost seven years.

Against that backdrop, Japanese long-term bond yields turned negative in early 2016, while bond yields in the Eurozone reached a record low of -0.47% in September 2016; similarly, German and French bonds set their all-time low negative yields in July 2016. The U.S., U.K. and Australia also saw long-term government bond yields reach historic lows during the reporting period, but their yields remained positive.

From a sector perspective, global Treasury bonds performed best, reflecting the sharp decline in long-term bond yields during the period. Other government-related securities also performed well, followed by investment-grade corporate bonds.

In terms of currency effects, the U.S. dollar appreciated by approximately 21% relative to the British pound, and 7% against the Chinese yuan for the reporting period. The U.S. dollar was little changed against the euro and Swiss franc. The Japanese yen and Australian dollar gained 13% and 6%, respectively, against the U.S. dollar. The U.S. dollar’s mixed performance reflects differences in expectations for economic growth and monetary policies between the U.S. and other regions.

On a country basis, U.K. bonds were the strongest performers among developed countries in local currency terms, but performed the worst in U.S. dollar terms. Benefiting from the strength of the yen and positive local currency returns, Japanese bonds performed the best in U.S. dollar terms. Australian bonds also performed very well in both Australian and U.S. dollar terms.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.24%	2.67%	2.45%	2.24%	2.67%	2.45%
5 Years	(4.19)%	(4.15)%	(3.84)%	(19.26)%	(19.11)%	(17.79)%
Since Inception	(1.04)%	(1.03)%	(0.63)%	(7.83)%	(7.77)%	(4.77)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$966.90	$0.44	$1,000.00	$1,024.70	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the S&P/Citigroup International Treasury Bond Ex-US 1-3 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.24%, net of fees, while the total return for the Index was 2.45%.

As represented by the Index, short-term government bonds in developed countries outside of the U.S. posted positive returns in U.S. dollar terms for the reporting period.

Government bonds had positive returns in local currency terms as disappointing global growth, low global inflation, and stimulative monetary policies meant bond yields in many countries reached record-low, negative rates. Returns in U.S. dollar terms were mixed, however, reflecting the performance of developed market currencies. The U.S. dollar posted a strong gain against the British pound, but notable declines against the Japanese yen and Australian dollar.

Japanese government bonds contributed the most to the Index’s performance during the reporting period. Japanese economic growth rose 0.5% in the third quarter of 2016. Consumer prices declined 0.5% in September 2016 compared to a year earlier. Against this backdrop of deflation, Japanese long-term bond yields turned negative in early 2016, following the Bank of Japan’s decision to implement negative short-term interest rates. Despite the weakness in Japan’s economy, the Japanese yen gained considerably relative to the U.S. dollar thus far in 2016, particularly since the U.K.’s Brexit vote. Australian government bonds were another contributor to the Index’s performance, as the Australian dollar gained relative to the U.S. dollar.

U.K. government bonds detracted the most from the Index’s return. The Bank of England cut rates to an all-time low, and inflation rose at a 0.9% annual rate in October 2016. Nevertheless, the stronger U.S. dollar relative to the British pound, reflecting the sharp decline in the value of the British pound to its lowest level since 1985, weighed on Index returns when converted back into U.S. dollars.

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating[1]	Percentage of Total Investments [2]

Aaa	29.35%
Aa	25.81
A	27.81
Baa	12.69
Ba	4.34

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/16

Country	Percentage of Total Investments [2]

Japan	22.91%
France	9.34
Italy	7.99
Germany	7.26
Ireland	4.90
Canada	4.75
Spain	4.70
Austria	4.58
Belgium	4.54
Netherlands	4.53

TOTAL	75.50%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.73%	6.12%	6.13%	5.73%	6.12%	6.13%
5 Years	(0.36)%	(0.45)%	0.01%	(1.76)%	(2.21)%	0.07%
Since Inception	1.95%	1.95%	2.39%	16.20%	16.23%	20.14%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$976.90	$1.74	$1,000.00	$1,023.40	$1.78	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the S&P/Citigroup International Treasury Bond Ex-US Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 5.73%, net of fees, while the total return for the Index was 6.13%.

As represented by the Index, government bonds in developed countries outside of the U.S. posted positive returns in U.S. dollar terms for the reporting period. Yields generally declined in local currency terms over the reporting period, as the European Central Bank (“ECB”) lowered interest rates in response to weak economic growth. Low inflation, worries about the United Kingdom’s exit from the European Union, and the ECB’s stimulus policies also contributed to low yields. Towards the end of the reporting period, however, bond yields increased with rising inflation expectations.

From a country perspective, Japanese government bonds, which made up approximately 23% of the Index on average, were the largest contributor to the Index’s return during the reporting period. An appreciating Japanese yen relative to the U.S. dollar was the primary reason Japanese bonds performed well in U.S. dollar terms. Eurozone government bonds, which made up approximately 68% of the Index, also contributed to the Index’s return. Relatively low yields combined with the euro’s stable performance relative to the U.S. dollar meant Eurozone bonds were only a modest contributor for the reporting period.

From a bond maturity perspective, all maturity bands contributed to the Index’s positive return. Securities with a maturity date of 10 years or more contributed the most to Index performance. Relatively high interest rate sensitivity and declining bond yields helped longer-term bonds deliver the largest price gains. Securities with a maturity date between seven and 10 years also contributed moderately to Index performance.

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating[1]	Percentage of Total Investments [2]

Aaa	29.80%
Aa	25.03
A	28.37
Baa	11.22
Ba	4.75
Not Rated	0.83

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/16

Country	Percentage of Total Investments [2]

Japan	23.76%
France	6.99
Italy	6.40
Australia	4.92
Spain	4.82
Canada	4.81
Germany	4.80
Belgium	4.78
Portugal	4.75
Austria	4.74

TOTAL	70.77%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security	Principal (000s)		Value
FOREIGN GOVERNMENT OBLIGATIONS — 98.72%

AUSTRALIA — 4.01%
Australia Government Bond
2.75%, 10/21/19[a]	AUD	10	$7,839
3.25%, 10/21/18[a]	AUD	550	431,392
5.25%, 03/15/19[a]	AUD	2,215	1,824,086
5.50%, 01/21/18[a]	AUD	1,425	1,134,494

			3,397,811
AUSTRIA — 4.52%
Austria Government Bond
4.35%, 03/15/19[b]	EUR	600	734,746
Republic of Austria Government Bond
1.15%, 10/19/18[b]	EUR	880	997,811
1.95%, 06/18/19[b]	EUR	654	764,153
4.65%, 01/15/18[b]	EUR	1,142	1,331,598

			3,828,308
BELGIUM — 4.48%
Belgium Government Bond
1.25%, 06/22/18[a]	EUR	780	881,572
3.00%, 09/28/19[a]	EUR	900	1,088,464
Kingdom of Belgium Government Bond
4.00%, 03/28/18[b]	EUR	520	607,461
4.00%, 03/28/19	EUR	1,000	1,217,709

			3,795,206
CANADA — 4.69%
Canadian Government Bond
0.25%, 11/01/17	CAD	600	446,275
0.50%, 08/01/18	CAD	100	74,541
1.25%, 02/01/18	CAD	740	556,791
1.25%, 03/01/18	CAD	440	331,276
1.25%, 09/01/18	CAD	650	491,157
1.75%, 03/01/19	CAD	800	613,601
1.75%, 09/01/19	CAD	715	551,068
3.75%, 06/01/19	CAD	787	635,362
4.25%, 06/01/18	CAD	349	275,504

			3,975,575
DENMARK — 2.02%
Denmark Government Bond
0.25%, 11/15/18	DKK	9,047	1,354,549
4.00%, 11/15/17	DKK	2,300	355,214

			1,709,763

Security	Principal (000s)		Value
FINLAND — 3.34%
Finland Government Bond
1.13%, 09/15/18[b]	EUR	1,400	$1,584,588
4.38%, 07/04/19[b]	EUR	1,001	1,243,210

			2,827,798
FRANCE — 9.22%
France Government Bond OAT
0.00%, 02/25/19[a]	EUR	350	388,617
1.00%, 05/25/18[a]	EUR	646	725,941
1.00%, 05/25/19[a]	EUR	590	672,541
3.75%, 10/25/19[a]	EUR	930	1,150,045
4.00%, 04/25/18[a]	EUR	871	1,020,275
4.25%, 10/25/18[a]	EUR	1,104	1,326,869
4.25%, 04/25/19[a]	EUR	600	736,558
French Republic Government Bond OAT
0.00%, 02/25/18[a]	EUR	490	541,611
1.00%, 11/25/18[a]	EUR	826	935,038
8.50%, 10/25/19[a]	EUR	230	320,449

			7,817,944
GERMANY — 7.17%
Bundesobligation
0.25%, 04/13/18[a]	EUR	476	528,512
0.50%, 02/23/18[a]	EUR	562	625,432
0.50%, 04/12/19[a]	EUR	700	788,457
1.00%, 02/22/19[a]	EUR	600	682,556
Bundesrepublik Deutschland
3.50%, 07/04/19[a]	EUR	580	706,242
3.75%, 01/04/19[a]	EUR	900	1,081,539
4.00%, 01/04/18[a]	EUR	224	259,194
4.25%, 07/04/18[a]	EUR	1,182	1,402,398

			6,074,330
IRELAND — 4.83%
Ireland Government Bond
4.40%, 06/18/19	EUR	1,100	1,359,026
4.50%, 10/18/18	EUR	1,649	1,983,264
5.50%, 10/18/17	EUR	650	753,647

			4,095,937
ITALY — 7.89%
Italy Buoni Poliennali Del Tesoro
0.25%, 05/15/18	EUR	400	440,129
0.30%, 10/15/18	EUR	200	220,219
0.75%, 01/15/18	EUR	675	747,309

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security	Principal (000s)		Value
3.50%, 11/01/17	EUR	150	$170,426
3.50%, 06/01/18	EUR	630	728,289
3.50%, 12/01/18	EUR	700	821,789
4.25%, 02/01/19[a]	EUR	900	1,077,413
4.50%, 02/01/18	EUR	750	868,980
4.50%, 08/01/18	EUR	600	708,638
4.50%, 03/01/19	EUR	750	905,542

			6,688,734
JAPAN — 22.62%
Japan Government Five Year Bond
0.10%, 12/20/17	JPY	11,800	112,800
0.10%, 06/20/19	JPY	62,750	602,749
0.10%, 09/20/19	JPY	110,000	1,057,093
0.20%, 09/20/17	JPY	162,800	1,556,240
0.20%, 12/20/17	JPY	140,000	1,339,809
0.20%, 09/20/18	JPY	173,950	1,669,877
0.20%, 12/20/18	JPY	222,000	2,133,617
0.20%, 03/20/19	JPY	257,250	2,474,946
0.20%, 06/20/19	JPY	67,500	650,071
0.20%, 09/20/19	JPY	75,000	722,815
0.30%, 03/20/18	JPY	120,000	1,151,171
0.30%, 06/20/18	JPY	108,000	1,037,246
0.30%, 09/20/18	JPY	80,000	769,419
0.40%, 03/20/18	JPY	202,450	1,944,780
0.40%, 06/20/18	JPY	198,900	1,913,517
Japan Government Ten Year Bond
1.30%, 12/20/18	JPY	3,500	34,412

			19,170,562
NETHERLANDS — 4.47%
Netherlands Government Bond
0.00%, 04/15/18[b]	EUR	490	542,042
1.25%, 01/15/18[b]	EUR	216	242,274
1.25%, 01/15/19[b]	EUR	850	969,656
4.00%, 07/15/18[b]	EUR	850	1,005,422
4.00%, 07/15/19[b]	EUR	839	1,034,368

			3,793,762
NORWAY — 2.24%
Norway Government Bond
4.50%, 05/22/19[b]	NOK	14,300	1,898,158

			1,898,158

Security	Principal (000s)		Value
PORTUGAL — 4.28%
Portugal Obrigacoes do Tesouro OT
4.35%, 10/16/17[b]	EUR	496	$566,595
4.45%, 06/15/18[b]	EUR	1,350	1,577,794
4.75%, 06/14/19[b]	EUR	1,232	1,485,962

			3,630,351
SPAIN — 4.64%
Spain Government Bond
0.25%, 04/30/18	EUR	350	386,028
0.25%, 01/31/19	EUR	200	220,713
0.50%, 10/31/17	EUR	325	358,898
2.75%, 04/30/19	EUR	200	234,417
3.75%, 10/31/18	EUR	550	649,946
4.10%, 07/30/18[b]	EUR	734	863,995
4.50%, 01/31/18	EUR	825	957,185
5.50%, 07/30/17[b]	EUR	229	261,724

			3,932,906
SWEDEN — 1.13%
Sweden Government Bond
3.75%, 08/12/17	SEK	3,195	366,782
4.25%, 03/12/19	SEK	4,735	587,562

			954,344
SWITZERLAND — 3.25%
Swiss Confederation Government Bond
3.00%, 01/08/18[a]	CHF	818	866,555
3.00%, 05/12/19[a]	CHF	1,700	1,892,881

			2,759,436
UNITED KINGDOM — 3.92%
United Kingdom Gilt
1.25%, 07/22/18[a]	GBP	740	918,894
1.75%, 07/22/19[a]	GBP	250	317,122
3.75%, 09/07/19[a]	GBP	350	469,271
4.50%, 03/07/19[a]	GBP	810	1,087,554
5.00%, 03/07/18[a]	GBP	410	532,724

			3,325,565

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $82,877,500)			83,676,490

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	26	$26,137

		26,137

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,137)		26,137

TOTAL INVESTMENTS IN SECURITIES — 98.75%
(Cost: $82,903,637)[e]		83,702,627
Other Assets, Less Liabilities — 1.25%		1,055,411

NET ASSETS — 100.00%		$84,758,038

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $82,954,489. Net unrealized appreciation was $748,138, of which $2,152,766 represented gross unrealized appreciation on securities and $1,404,628 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Foreign government obligations	$—	$83,676,490	$—	$83,676,490
Money market funds	26,137	—	—	26,137

Total	$26,137	$83,676,490	$—	$83,702,627

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS — 95.51%

AUSTRALIA — 4.70%
Australia Government Bond
1.75%, 11/21/20[a]	AUD	1,350	$1,025,721
2.25%, 05/21/28[a]	AUD	1,210	901,312
2.75%, 10/21/19[a]	AUD	2,110	1,653,756
2.75%, 04/21/24[a]	AUD	5,950	4,701,061
2.75%, 11/21/27[a]	AUD	1,770	1,390,210
2.75%, 06/21/35[a]	AUD	691	515,821
3.25%, 10/21/18[a]	AUD	3,915	3,070,727
3.25%, 04/21/25[a]	AUD	3,578	2,927,642
3.25%, 04/21/29[a]	AUD	1,446	1,186,038
3.25%, 06/21/39[a]	AUD	754	594,308
3.75%, 04/21/37[a]	AUD	1,021	874,139
4.25%, 07/21/17[a]	AUD	319	247,272
4.25%, 04/21/26[a]	AUD	2,400	2,125,315
4.50%, 04/15/20[a]	AUD	2,128	1,769,070
4.50%, 04/21/33[a]	AUD	1,455	1,365,654
4.75%, 04/21/27[a]	AUD	3,038	2,822,828
5.25%, 03/15/19[a]	AUD	4,172	3,435,705
5.50%, 01/21/18[a]	AUD	607	483,255
5.50%, 04/21/23[a]	AUD	1,885	1,730,822
5.75%, 05/15/21[a]	AUD	1,987	1,768,429
5.75%, 07/15/22[a]	AUD	1,916	1,754,927

			36,344,012
AUSTRIA — 4.52%
Austria (Republic of)
1.50%, 02/20/47[b]	EUR	390	470,096
Austria Government Bond
0.75%, 10/20/26[b]	EUR	1,250	1,425,012
1.20%, 10/20/25[b]	EUR	1,221	1,460,254
1.65%, 10/21/24[b]	EUR	1,395	1,724,341
1.75%, 10/20/23[b]	EUR	993	1,230,003
2.40%, 05/23/34[b]	EUR	910	1,268,949
3.15%, 06/20/44[b]	EUR	1,434	2,376,641
3.20%, 02/20/17[b]	EUR	624	691,768
3.65%, 04/20/22[b]	EUR	1,100	1,465,650
3.80%, 01/26/62[b]	EUR	502	1,038,633
3.90%, 07/15/20[b]	EUR	2,070	2,637,597
4.15%, 03/15/37[b]	EUR	1,646	2,933,325
4.30%, 09/15/17[b]	EUR	760	868,636
4.35%, 03/15/19[b]	EUR	1,123	1,375,199
4.85%, 03/15/26[b]	EUR	1,360	2,139,680

Security		Principal (000s)	Value
Republic of Austria Government Bond
0.25%, 10/18/19[b]	EUR	378	$423,886
1.15%, 10/19/18[b]	EUR	875	992,142
1.95%, 06/18/19[b]	EUR	1,025	1,197,640
3.40%, 11/22/22[b]	EUR	1,526	2,040,534
3.50%, 09/15/21[b]	EUR	2,376	3,094,349
4.65%, 01/15/18[b]	EUR	1,483	1,729,212
6.25%, 07/15/27	EUR	1,348	2,411,537

			34,995,084
BELGIUM — 4.57%
Belgium Government Bond
1.00%, 06/22/31[b]	EUR	630	712,906
1.25%, 06/22/18[a]	EUR	675	762,899
1.60%, 06/22/47[b]	EUR	428	499,304
2.15%, 06/22/66[b]	EUR	240	309,882
2.25%, 06/22/23[a]	EUR	1,000	1,270,370
3.50%, 06/28/17[b]	EUR	266	299,791
3.75%, 09/28/20[b]	EUR	1,592	2,032,792
4.00%, 03/28/17[b]	EUR	40	44,691
4.00%, 03/28/32[a]	EUR	1,394	2,252,699
4.25%, 09/28/21[b]	EUR	1,498	2,013,660
4.25%, 03/28/41[b]	EUR	1,556	2,859,866
4.50%, 03/28/26[b]	EUR	615	940,549
5.00%, 03/28/35[b]	EUR	2,345	4,386,710
5.50%, 09/28/17[b]	EUR	470	544,682
5.50%, 03/28/28	EUR	1,822	3,123,938
Kingdom of Belgium Government Bond
0.80%, 06/22/25[b]	EUR	1,115	1,281,238
1.00%, 06/22/26[b]	EUR	787	912,203
1.90%, 06/22/38[b]	EUR	310	394,760
2.60%, 06/22/24[b]	EUR	1,125	1,472,588
3.00%, 09/28/19[a]	EUR	794	960,352
3.00%, 06/22/34[b]	EUR	375	554,939
3.75%, 06/22/45[a]	EUR	740	1,305,510
4.00%, 03/28/18[b]	EUR	917	1,071,315
4.00%, 03/28/19	EUR	785	955,480
4.00%, 03/28/22	EUR	1,237	1,673,572
4.25%, 09/28/22[a]	EUR	1,945	2,699,608

			35,336,304

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
CANADA — 4.59%
Canada Government International Bond
2.75%, 12/01/64	CAD	505	$488,736
Canadian Government Bond
0.25%, 05/01/17	CAD	925	689,086
0.25%, 05/01/18	CAD	650	482,735
0.50%, 08/01/18	CAD	330	245,985
0.75%, 09/01/20	CAD	1,527	1,145,123
0.75%, 03/01/21	CAD	2,513	1,881,924
0.75%, 09/01/21	CAD	2,520	1,884,383
1.00%, 06/01/27	CAD	90	65,053
1.25%, 08/01/17	CAD	420	314,969
1.25%, 02/01/18	CAD	1,650	1,241,494
1.25%, 03/01/18	CAD	825	621,142
1.25%, 09/01/18	CAD	960	725,401
1.50%, 02/01/17	CAD	825	616,954
1.50%, 03/01/17	CAD	725	542,626
1.50%, 09/01/17	CAD	500	375,941
1.50%, 03/01/20	CAD	905	695,353
1.50%, 06/01/23	CAD	1,230	953,090
1.50%, 06/01/26	CAD	1,308	1,001,409
1.75%, 03/01/19	CAD	1,025	786,177
1.75%, 09/01/19	CAD	1,475	1,136,818
2.25%, 06/01/25	CAD	1,235	1,006,902
2.50%, 06/01/24	CAD	2,100	1,737,282
2.75%, 06/01/22	CAD	2,388	1,973,698
2.75%, 12/01/48	CAD	1,016	922,748
3.25%, 06/01/21	CAD	1,591	1,325,267
3.50%, 06/01/20	CAD	1,945	1,599,449
3.50%, 12/01/45	CAD	1,920	1,958,321
3.75%, 06/01/19	CAD	1,191	961,520
4.00%, 06/01/17	CAD	1,291	982,403
4.00%, 06/01/41	CAD	1,650	1,747,958
4.25%, 06/01/18	CAD	579	457,068
5.00%, 06/01/37	CAD	1,428	1,644,294
5.75%, 06/01/29	CAD	910	1,010,701
5.75%, 06/01/33	CAD	1,350	1,595,542
8.00%, 06/01/27	CAD	370	457,529
9.00%, 06/01/25	CAD	220	269,755

			35,544,836
DENMARK — 4.37%
Denmark Government Bond
0.25%, 11/15/18	DKK	13,925	2,084,901

Security		Principal (000s)	Value
1.50%, 11/15/23	DKK	19,006	$3,102,908
1.75%, 11/15/25	DKK	28,835	4,816,929
2.50%, 11/15/16	DKK	1	76
3.00%, 11/15/21	DKK	28,755	4,937,313
4.00%, 11/15/17	DKK	5,000	772,204
4.00%, 11/15/19	DKK	39,615	6,637,535
4.50%, 11/15/39	DKK	38,287	10,046,771
7.00%, 11/10/24	DKK	5,970	1,371,683

			33,770,320
FINLAND — 4.30%
Finland Government Bond
0.01%, 09/15/23[b]	EUR	650	715,683
0.38%, 09/15/20[b]	EUR	1,748	1,975,674
0.50%, 04/15/26[b]	EUR	2,169	2,423,488
0.75%, 04/15/31[b]	EUR	1,553	1,742,618
0.88%, 09/15/25[b]	EUR	1,063	1,234,845
1.13%, 09/15/18[b]	EUR	2,585	2,925,829
1.50%, 04/15/23[b]	EUR	2,448	2,966,205
1.63%, 09/15/22[b]	EUR	1,180	1,435,538
1.88%, 04/15/17[b]	EUR	173	191,824
2.00%, 04/15/24[b]	EUR	1,750	2,207,178
2.63%, 07/04/42[b]	EUR	1,505	2,330,481
2.75%, 07/04/28[b]	EUR	1,542	2,150,984
3.38%, 04/15/20[b]	EUR	3,345	4,157,920
3.50%, 04/15/21[b]	EUR	1,819	2,339,437
3.88%, 09/15/17[b]	EUR	1,259	1,434,438
4.00%, 07/04/25[b]	EUR	1,392	2,039,166
4.38%, 07/04/19[b]	EUR	810	1,005,994

			33,277,302
FRANCE — 6.67%
France Government Bond OAT
0.50%, 11/25/19[a]	EUR	400	451,941
1.00%, 05/25/18[a]	EUR	380	427,024
1.00%, 05/25/19[a]	EUR	125	142,488
1.50%, 05/25/31[a]	EUR	687	829,118
1.75%, 05/25/23[a]	EUR	730	896,325
1.75%, 11/25/24[a]	EUR	1,171	1,449,162
1.75%, 05/25/66[b]	EUR	325	379,095
2.25%, 10/25/22[a]	EUR	463	580,516
2.25%, 05/25/24[a]	EUR	2,465	3,151,607
2.50%, 05/25/30[a]	EUR	1,035	1,402,501
3.25%, 10/25/21[a]	EUR	1,200	1,546,945
3.25%, 05/25/45[a]	EUR	687	1,105,705

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
3.50%, 04/25/20[a]	EUR	580	$724,272
3.50%, 04/25/26[a]	EUR	1,104	1,565,162
3.75%, 10/25/19[a]	EUR	2,235	2,763,817
3.75%, 04/25/21[a]	EUR	2,200	2,854,334
4.00%, 04/25/18[a]	EUR	825	966,391
4.00%, 10/25/38[a]	EUR	917	1,579,793
4.00%, 04/25/55[a]	EUR	648	1,249,810
4.25%, 10/25/17[a]	EUR	72	82,724
4.25%, 10/25/18[a]	EUR	1,949	2,342,246
4.25%, 04/25/19[a]	EUR	150	184,139
4.50%, 04/25/41[a]	EUR	977	1,835,561
4.75%, 04/25/35[a]	EUR	834	1,507,242
5.50%, 04/25/29[a]	EUR	970	1,698,049
5.75%, 10/25/32[a]	EUR	938	1,795,300
6.00%, 10/25/25[a]	EUR	1,023	1,698,077
French Republic Government Bond OAT
0.01%, 05/25/20[a]	EUR	1,632	1,816,415
0.01%, 05/25/21[a]	EUR	200	222,061
0.25%, 11/25/20[a]	EUR	1,550	1,741,452
0.50%, 05/25/25[a]	EUR	1,450	1,625,691
0.50%, 05/25/26[a]	EUR	796	880,237
1.00%, 11/25/18[a]	EUR	500	566,004
1.00%, 11/25/25[a]	EUR	750	872,486
1.25%, 05/25/36[b]	EUR	293	331,988
2.50%, 10/25/20[a]	EUR	866	1,058,704
2.75%, 10/25/27[a]	EUR	1,169	1,588,770
3.00%, 04/25/22[a]	EUR	1,730	2,231,020
3.75%, 04/25/17[a]	EUR	72	80,040
4.00%, 04/25/60[a]	EUR	407	809,258
4.25%, 10/25/23[a]	EUR	1,065	1,519,727
8.50%, 10/25/19[a]	EUR	250	348,314
8.50%, 04/25/23[a]	EUR	335	572,236
French Treasury Note BTAN
1.00%, 07/25/17[a]	EUR	66	73,228
1.75%, 02/25/17[a]	EUR	81	89,474

			51,636,449
GERMANY — 4.58%
Bundesobligation
0.01%, 04/17/20[a]	EUR	770	860,639
0.01%, 04/09/21[a]	EUR	300	335,547
0.25%, 10/11/19[a]	EUR	475	533,892
0.25%, 10/16/20[a]	EUR	500	564,768
0.50%, 04/12/19[a]	EUR	518	583,459

Security		Principal (000s)	Value
Bundesrepublik Deutschland
0.01%, 08/15/26[a]	EUR	450	$485,686
0.50%, 02/15/25[a]	EUR	2,924	3,358,118
0.50%, 02/15/26[a]	EUR	567	645,671
1.00%, 08/15/24[a]	EUR	885	1,056,470
1.00%, 08/15/25[a]	EUR	598	713,276
1.50%, 09/04/22[a]	EUR	555	674,359
1.50%, 02/15/23[a]	EUR	855	1,044,032
1.50%, 05/15/23[a]	EUR	1,425	1,744,553
1.50%, 05/15/24[a]	EUR	591	730,119
1.75%, 07/04/22[a]	EUR	624	766,434
1.75%, 02/15/24[a]	EUR	1,025	1,285,264
2.00%, 01/04/22[a]	EUR	555	684,364
2.00%, 08/15/23[a]	EUR	813	1,029,527
2.25%, 09/04/20[a]	EUR	621	754,434
2.25%, 09/04/21[a]	EUR	478	592,891
2.50%, 01/04/21[a]	EUR	740	914,177
2.50%, 07/04/44[a]	EUR	471	739,847
2.50%, 08/15/46[a]	EUR	566	900,958
3.00%, 07/04/20[a]	EUR	325	403,182
3.25%, 01/04/20[a]	EUR	1,507	1,855,503
3.25%, 07/04/21[a]	EUR	375	483,159
3.25%, 07/04/42[a]	EUR	450	784,307
3.50%, 07/04/19[a]	EUR	681	829,058
3.75%, 01/04/19[a]	EUR	33	39,989
4.00%, 01/04/37[a]	EUR	689	1,248,741
4.25%, 07/04/39[a]	EUR	434	837,797
4.75%, 07/04/28[a]	EUR	364	608,071
4.75%, 07/04/34[a]	EUR	1,491	2,821,769
4.75%, 07/04/40[a]	EUR	660	1,370,139
5.50%, 01/04/31[a]	EUR	517	972,968
5.63%, 01/04/28[a]	EUR	415	729,776
6.25%, 01/04/24[a]	EUR	235	378,560
6.25%, 01/04/30[a]	EUR	275	536,290
6.50%, 07/04/27[a]	EUR	300	550,691

			35,448,485
IRELAND — 4.41%
Ireland Government Bond
0.80%, 03/15/22[a]	EUR	2,080	2,389,119
1.00%, 05/15/26[a]	EUR	1,524	1,727,502
2.00%, 02/18/45[a]	EUR	1,636	2,000,188
2.40%, 05/15/30[a]	EUR	2,822	3,655,175
3.40%, 03/18/24[a]	EUR	2,258	3,036,972
3.90%, 03/20/23[a]	EUR	1,288	1,756,859

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
4.40%, 06/18/19	EUR	2,034	$2,512,665
4.50%, 10/18/18	EUR	2,511	3,020,453
4.50%, 04/18/20	EUR	2,966	3,799,220
5.00%, 10/18/20	EUR	2,156	2,863,162
5.40%, 03/13/25	EUR	3,193	4,903,137
5.50%, 10/18/17	EUR	6	6,796
5.90%, 10/18/19	EUR	1,857	2,414,290

			34,085,538
ITALY — 6.12%
Italy Buoni Poliennali Del Tesoro
0.45%, 06/01/21	EUR	100	109,140
0.65%, 11/01/20	EUR	420	465,191
0.70%, 05/01/20	EUR	462	513,507
0.75%, 01/15/18	EUR	140	154,997
0.95%, 03/15/23	EUR	1,130	1,237,387
1.05%, 12/01/19	EUR	1,629	1,829,886
1.15%, 05/15/17	EUR	135	149,103
1.35%, 04/15/22	EUR	543	613,694
1.45%, 09/15/22	EUR	790	895,926
1.50%, 12/15/16	EUR	26	28,562
1.50%, 08/01/19	EUR	2,800	3,178,437
1.50%, 06/01/25	EUR	600	661,086
1.60%, 06/01/26	EUR	270	295,965
1.65%, 03/01/32[b]	EUR	970	1,013,723
2.00%, 12/01/25	EUR	550	627,041
2.15%, 12/15/21	EUR	446	525,120
2.50%, 05/01/19	EUR	347	402,346
2.50%, 12/01/24	EUR	595	709,496
2.70%, 03/01/47[b]	EUR	320	350,153
2.75%, 11/15/16	EUR	21	23,043
3.25%, 09/01/46[b]	EUR	475	580,427
3.50%, 11/01/17	EUR	73	82,941
3.50%, 06/01/18	EUR	94	108,665
3.50%, 12/01/18	EUR	525	616,342
3.50%, 03/01/30[b]	EUR	530	688,767
3.75%, 03/01/21	EUR	449	561,480
3.75%, 05/01/21	EUR	450	563,603
3.75%, 08/01/21[a]	EUR	651	819,977
3.75%, 09/01/24	EUR	350	453,115
4.00%, 09/01/20	EUR	466	581,084
4.00%, 02/01/37[a]	EUR	663	916,543
4.25%, 02/01/19[a]	EUR	570	682,362
4.25%, 09/01/19	EUR	1,414	1,726,646

Security		Principal (000s)	Value
4.25%, 03/01/20	EUR	550	$681,978
4.50%, 02/01/18	EUR	113	130,926
4.50%, 08/01/18	EUR	192	226,764
4.50%, 03/01/19	EUR	423	510,726
4.50%, 02/01/20[a]	EUR	489	609,023
4.50%, 05/01/23	EUR	647	866,120
4.50%, 03/01/24	EUR	525	707,977
4.50%, 03/01/26[a]	EUR	459	630,842
4.75%, 06/01/17	EUR	105	118,427
4.75%, 09/01/21	EUR	524	687,902
4.75%, 08/01/23[b]	EUR	1,820	2,482,461
4.75%, 09/01/28[b]	EUR	372	535,100
4.75%, 09/01/44[b]	EUR	1,399	2,154,571
5.00%, 03/01/22	EUR	739	990,240
5.00%, 03/01/25[b]	EUR	479	673,858
5.00%, 08/01/34[a]	EUR	727	1,119,622
5.00%, 08/01/39[a]	EUR	476	744,735
5.00%, 09/01/40[a]	EUR	542	847,999
5.25%, 08/01/17[a]	EUR	109	124,368
5.25%, 11/01/29	EUR	1,084	1,649,837
5.50%, 09/01/22	EUR	438	607,768
5.50%, 11/01/22	EUR	507	705,071
5.75%, 02/01/33	EUR	401	658,870
6.00%, 05/01/31	EUR	1,006	1,655,591
6.50%, 11/01/27	EUR	2,404	3,888,640
7.25%, 11/01/26	EUR	435	725,451
9.00%, 11/01/23	EUR	251	422,059

			47,322,681
JAPAN — 22.69%
Japan Government Five Year Bond
0.10%, 12/20/17	JPY	84,400	806,806
0.10%, 03/20/18	JPY	62,450	597,442
0.10%, 06/20/19	JPY	91,450	878,428
0.10%, 09/20/19	JPY	28,300	271,961
0.10%, 12/20/19	JPY	17,950	172,618
0.10%, 03/20/20	JPY	96,400	927,499
0.10%, 06/20/20	JPY	121,350	1,168,510
0.10%, 09/20/20	JPY	228,800	2,204,131
0.10%, 12/20/20	JPY	154,900	1,493,075
0.10%, 03/20/21	JPY	149,400	1,440,857
0.10%, 06/20/21	JPY	182,950	1,765,380
0.10%, 09/20/21	JPY	110,200	1,063,923
0.20%, 06/20/17	JPY	3,800	36,280

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
0.20%, 09/20/17	JPY	139,150	$1,330,165
0.20%, 12/20/17	JPY	100,500	961,791
0.20%, 09/20/18	JPY	106,200	1,019,494
0.20%, 12/20/18	JPY	180,150	1,731,401
0.20%, 03/20/19	JPY	121,950	1,173,254
0.20%, 06/20/19	JPY	148,750	1,432,564
0.20%, 09/20/19	JPY	63,850	615,356
0.30%, 03/20/18	JPY	123,000	1,179,950
0.30%, 06/20/18	JPY	80,500	773,132
0.30%, 09/20/18	JPY	52,000	500,122
0.40%, 03/20/18	JPY	8,200	78,771
0.40%, 06/20/18	JPY	36,300	349,224
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	29,750	265,914
1.40%, 03/20/55	JPY	21,650	264,874
1.70%, 03/20/54	JPY	36,850	484,715
1.90%, 03/20/53	JPY	34,950	479,595
2.00%, 03/20/52	JPY	58,000	809,318
2.20%, 03/20/49	JPY	40,550	577,532
2.20%, 03/20/50	JPY	32,650	469,164
2.20%, 03/20/51	JPY	57,200	827,918
2.40%, 03/20/48	JPY	20,950	307,945
Japan Government Ten Year Bond
0.10%, 03/20/26	JPY	106,600	1,032,149
0.10%, 06/20/26	JPY	75,000	725,470
0.10%, 09/20/26	JPY	96,950	936,794
0.30%, 12/20/24	JPY	77,450	763,061
0.30%, 12/20/25	JPY	119,150	1,175,093
0.40%, 03/20/25	JPY	74,300	738,475
0.40%, 06/20/25	JPY	101,600	1,010,238
0.40%, 09/20/25	JPY	42,150	419,262
0.50%, 09/20/24	JPY	71,350	713,602
0.50%, 12/20/24	JPY	50,400	504,441
0.60%, 03/20/23	JPY	126,600	1,265,771
0.60%, 09/20/23	JPY	66,850	670,491
0.60%, 12/20/23	JPY	145,550	1,462,051
0.60%, 03/20/24	JPY	80,700	811,523
0.60%, 06/20/24	JPY	57,550	579,350
0.70%, 12/20/22	JPY	67,550	678,091
0.80%, 09/20/20	JPY	101,150	1,000,604
0.80%, 06/20/22	JPY	108,350	1,088,851
0.80%, 09/20/22	JPY	174,400	1,756,812

Security		Principal (000s)	Value
0.80%, 12/20/22	JPY	136,950	$1,382,832
0.80%, 06/20/23	JPY	138,100	1,400,594
0.80%, 09/20/23	JPY	65,050	661,061
0.90%, 03/20/22	JPY	34,050	343,118
0.90%, 06/20/22	JPY	81,100	819,389
1.00%, 09/20/20	JPY	303,900	3,028,907
1.00%, 09/20/21	JPY	140,050	1,410,535
1.00%, 12/20/21	JPY	106,250	1,073,157
1.00%, 03/20/22	JPY	155,800	1,578,045
1.10%, 06/20/20	JPY	77,450	772,481
1.10%, 03/20/21	JPY	135,550	1,363,962
1.10%, 06/20/21	JPY	42,550	429,306
1.10%, 09/20/21	JPY	77,750	786,711
1.10%, 12/20/21	JPY	87,550	888,597
1.20%, 12/20/20	JPY	411,850	4,148,639
1.20%, 06/20/21	JPY	123,400	1,250,534
1.30%, 03/20/18	JPY	33,700	327,700
1.30%, 12/20/18	JPY	166,100	1,633,118
1.30%, 03/20/19	JPY	96,500	952,236
1.30%, 09/20/19	JPY	33,200	329,959
1.30%, 12/20/19	JPY	128,550	1,282,124
1.30%, 03/20/20	JPY	34,050	340,785
1.30%, 06/20/20	JPY	63,500	637,762
1.30%, 03/20/21	JPY	198,800	2,017,134
1.40%, 03/20/18	JPY	5,200	50,634
1.40%, 12/20/18	JPY	138,100	1,360,630
1.40%, 06/20/19	JPY	60,200	597,732
1.40%, 09/20/19	JPY	82,300	820,212
1.40%, 03/20/20	JPY	70,850	711,386
1.50%, 12/20/17	JPY	136,350	1,323,952
1.50%, 06/20/18	JPY	40,050	392,165
1.50%, 09/20/18	JPY	79,050	777,358
1.50%, 03/20/19	JPY	55,800	553,163
1.50%, 06/20/19	JPY	93,700	932,720
1.70%, 09/20/17	JPY	129,800	1,257,152
1.70%, 03/20/18	JPY	60,600	592,471
1.70%, 06/20/18	JPY	26,000	255,398
1.80%, 06/20/17	JPY	150	1,447
1.80%, 06/20/18	JPY	26,550	261,215
1.90%, 06/20/17	JPY	100	965
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	61,700	554,686
0.80%, 03/20/46	JPY	59,800	615,948

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
1.10%, 03/20/33	JPY	16,750	$182,724
1.40%, 09/20/45	JPY	23,100	273,549
1.40%, 12/20/45	JPY	47,900	567,347
1.50%, 12/20/44	JPY	38,850	467,797
1.50%, 03/20/45	JPY	55,850	673,596
1.60%, 06/20/45	JPY	25,650	316,082
1.70%, 06/20/33	JPY	4,050	47,960
1.70%, 12/20/43	JPY	73,100	912,489
1.70%, 03/20/44	JPY	60,550	756,367
1.70%, 06/20/44	JPY	70,500	882,389
1.70%, 09/20/44	JPY	54,200	678,855
1.80%, 11/22/32	JPY	35,500	424,872
1.80%, 03/20/43	JPY	72,950	923,890
1.80%, 09/20/43	JPY	65,950	837,798
1.90%, 09/20/42	JPY	133,000	1,708,895
1.90%, 06/20/43	JPY	42,100	543,945
2.00%, 12/20/33	JPY	7,650	94,503
2.00%, 09/20/40	JPY	101,800	1,309,484
2.00%, 09/20/41	JPY	97,500	1,265,194
2.00%, 03/20/42	JPY	84,050	1,094,662
2.10%, 09/20/33	JPY	31,050	388,107
2.20%, 09/20/39	JPY	161,550	2,126,338
2.20%, 03/20/41	JPY	86,500	1,154,812
2.30%, 05/20/32	JPY	4,800	60,734
2.30%, 03/20/35	JPY	27,200	351,453
2.30%, 06/20/35	JPY	20,050	259,041
2.30%, 12/20/35	JPY	5,950	77,179
2.30%, 12/20/36	JPY	18,550	241,714
2.30%, 03/20/39	JPY	224,600	2,989,829
2.30%, 03/20/40	JPY	89,750	1,206,144
2.40%, 11/20/31	JPY	46,600	593,346
2.40%, 03/20/34	JPY	29,900	389,006
2.40%, 12/20/34	JPY	38,000	496,464
2.40%, 03/20/37	JPY	51,250	678,518
2.40%, 09/20/38	JPY	79,200	1,065,539
2.50%, 06/20/34	JPY	25,500	336,274
2.50%, 09/20/34	JPY	47,700	629,812
2.50%, 09/20/35	JPY	95,150	1,264,815
2.50%, 03/20/36	JPY	29,800	397,831
2.50%, 06/20/36	JPY	30,200	403,473
2.50%, 09/20/36	JPY	36,900	493,312
2.50%, 09/20/37	JPY	38,250	516,278
2.50%, 03/20/38	JPY	67,700	918,822

Security		Principal (000s)	Value
Japan Government Twenty Year Bond
0.20%, 06/20/36	JPY	80,000	$736,927
0.40%, 03/20/36	JPY	72,650	696,980
0.80%, 06/20/23	JPY	8,850	89,756
1.00%, 03/20/23	JPY	22,500	230,563
1.00%, 12/20/35	JPY	111,000	1,184,701
1.20%, 12/20/34	JPY	81,450	899,682
1.20%, 03/20/35	JPY	100,050	1,104,220
1.20%, 09/20/35	JPY	76,850	847,409
1.30%, 06/20/35	JPY	81,300	910,961
1.40%, 12/20/22	JPY	19,000	198,577
1.40%, 09/20/34	JPY	96,000	1,092,437
1.50%, 06/20/32	JPY	4,900	56,328
1.50%, 03/20/33	JPY	46,400	534,696
1.50%, 03/20/34	JPY	72,350	835,297
1.50%, 06/20/34	JPY	85,000	981,255
1.60%, 06/20/30	JPY	43,800	503,243
1.60%, 03/20/32	JPY	124,900	1,451,971
1.60%, 06/20/32	JPY	5,650	65,772
1.60%, 03/20/33	JPY	57,100	666,649
1.60%, 12/20/33	JPY	48,850	571,710
1.70%, 12/20/22	JPY	21,000	223,129
1.70%, 09/20/31	JPY	49,400	579,539
1.70%, 12/20/31	JPY	48,250	566,966
1.70%, 03/20/32	JPY	44,300	521,348
1.70%, 06/20/32	JPY	5,200	61,291
1.70%, 09/20/32	JPY	524,450	6,190,691
1.70%, 12/20/32	JPY	70,050	828,035
1.70%, 06/20/33	JPY	95,700	1,133,283
1.70%, 09/20/33	JPY	81,600	967,513
1.80%, 06/20/30	JPY	50,100	588,509
1.80%, 09/20/30	JPY	37,850	445,855
1.80%, 06/20/31	JPY	31,800	376,788
1.80%, 09/20/31	JPY	59,000	700,381
1.80%, 12/20/31	JPY	40,850	485,788
1.80%, 03/20/32	JPY	46,750	556,889
1.80%, 12/20/32	JPY	16,950	202,897
1.90%, 03/22/21	JPY	1,950	20,280
1.90%, 06/20/22	JPY	15,000	159,674
1.90%, 09/20/23	JPY	25,000	272,194
1.90%, 03/20/24	JPY	18,050	198,109
1.90%, 03/20/25	JPY	14,500	161,572
1.90%, 06/20/25	JPY	19,200	214,705

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
1.90%, 12/20/28	JPY	63,050	$736,944
1.90%, 03/20/29	JPY	47,350	554,840
1.90%, 09/20/30	JPY	46,200	550,254
1.90%, 03/20/31	JPY	31,850	380,954
1.90%, 06/20/31	JPY	59,400	711,963
2.00%, 06/21/21	JPY	2,650	27,792
2.00%, 03/21/22	JPY	100	1,065
2.00%, 12/20/24	JPY	23,300	260,538
2.00%, 03/20/25	JPY	7,050	79,125
2.00%, 06/20/25	JPY	13,800	155,465
2.00%, 09/20/25	JPY	20,650	233,488
2.00%, 12/20/25	JPY	29,450	334,329
2.00%, 03/20/27	JPY	17,350	199,996
2.00%, 06/20/30	JPY	43,700	524,566
2.00%, 12/20/30	JPY	41,450	500,268
2.00%, 03/20/31	JPY	43,650	527,991
2.10%, 12/20/21	JPY	41,850	445,274
2.10%, 03/20/24	JPY	36,900	410,242
2.10%, 09/20/24	JPY	28,400	318,379
2.10%, 03/20/25	JPY	14,900	168,429
2.10%, 06/20/25	JPY	14,150	160,580
2.10%, 09/20/25	JPY	18,850	214,743
2.10%, 12/20/25	JPY	25,000	286,004
2.10%, 03/20/26	JPY	9,600	110,172
2.10%, 12/20/26	JPY	89,850	1,041,152
2.10%, 03/20/27	JPY	77,900	905,682
2.10%, 06/20/27	JPY	9,100	106,210
2.10%, 09/20/27	JPY	60,300	706,104
2.10%, 12/20/27	JPY	73,850	868,005
2.10%, 06/20/28	JPY	18,450	218,324
2.10%, 09/20/28	JPY	54,750	650,237
2.10%, 12/20/28	JPY	43,000	512,505
2.10%, 03/20/29	JPY	46,500	555,801
2.10%, 06/20/29	JPY	55,850	669,897
2.10%, 09/20/29	JPY	74,900	900,931
2.10%, 12/20/29	JPY	59,950	723,057
2.10%, 03/20/30	JPY	62,300	753,861
2.10%, 12/20/30	JPY	69,050	842,557
2.20%, 06/22/20	JPY	1,200	12,430
2.20%, 09/21/20	JPY	71,850	748,126
2.20%, 12/20/21	JPY	800	8,551
2.20%, 03/20/24	JPY	14,750	165,033
2.20%, 06/20/24	JPY	50,000	561,888
2.20%, 03/20/26	JPY	10,700	123,758

Security		Principal (000s)	Value
2.20%, 06/20/26	JPY	17,050	$197,862
2.20%, 09/20/26	JPY	66,000	768,404
2.20%, 09/20/27	JPY	28,350	334,915
2.20%, 03/20/28	JPY	50,000	595,242
2.20%, 09/20/28	JPY	59,100	708,576
2.20%, 06/20/29	JPY	24,450	296,194
2.20%, 12/20/29	JPY	26,800	326,563
2.20%, 03/20/30	JPY	35,300	431,608
2.20%, 03/20/31	JPY	44,750	553,387
2.30%, 09/20/18	JPY	3,150	31,427
2.30%, 06/20/26	JPY	36,300	424,601
2.30%, 09/20/26	JPY	2,900	34,037
2.30%, 06/20/27	JPY	24,000	284,981
2.30%, 06/20/28	JPY	16,250	195,886
2.40%, 03/20/20	JPY	1,100	11,397
2.40%, 06/20/24	JPY	50,000	569,230
2.40%, 03/20/28	JPY	26,500	321,220
2.40%, 06/20/28	JPY	50,000	608,255
2.50%, 03/20/20	JPY	1,150	11,953
2.50%, 12/21/20	JPY	119,000	1,259,870
2.60%, 03/20/18	JPY	40,000	395,809
2.90%, 09/20/19	JPY	950	9,863
Japan Government Two Year Bond
0.10%, 05/15/17	JPY	1,050	10,014
0.10%, 06/15/17	JPY	50	477
0.10%, 07/15/17	JPY	6,000	57,264
0.10%, 08/15/17	JPY	3,500	33,416
0.10%, 09/15/17	JPY	1,500	14,326
0.10%, 10/15/17	JPY	1,000	9,554
0.10%, 11/15/17	JPY	500	4,778
0.10%, 12/15/17	JPY	4,200	40,146
0.10%, 01/15/18	JPY	500	4,781
0.10%, 02/15/18	JPY	234,000	2,237,992
0.10%, 05/15/18	JPY	500	4,785
0.10%, 06/15/18	JPY	500	4,786

			175,586,076
NETHERLANDS — 4.45%
Netherlands Government Bond
0.01%, 04/15/18[b]	EUR	642	710,186
0.01%, 01/15/22[b]	EUR	240	267,449
0.25%, 01/15/20	EUR	1,480	1,664,867
0.25%, 07/15/25[b]	EUR	1,400	1,549,598
0.50%, 07/15/26[b]	EUR	1,100	1,232,143

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
1.25%, 01/15/18[b]	EUR	256	$286,988
1.25%, 01/15/19[b]	EUR	1,475	1,682,639
1.75%, 07/15/23[b]	EUR	1,918	2,375,555
2.00%, 07/15/24[b]	EUR	1,115	1,412,539
2.25%, 07/15/22[b]	EUR	1,283	1,613,423
2.50%, 01/15/33[b]	EUR	1,201	1,722,947
2.75%, 01/15/47[b]	EUR	990	1,632,947
3.25%, 07/15/21[b]	EUR	1,075	1,382,505
3.50%, 07/15/20[b]	EUR	1,296	1,633,845
3.75%, 01/15/23	EUR	1,377	1,888,377
3.75%, 01/15/42[b]	EUR	1,576	2,917,333
4.00%, 07/15/18[b]	EUR	1,455	1,721,046
4.00%, 07/15/19[b]	EUR	1,502	1,851,456
4.00%, 01/15/37[b]	EUR	1,432	2,575,136
4.50%, 07/15/17[b]	EUR	204	232,276
5.50%, 01/15/28	EUR	1,145	1,977,563
7.50%, 01/15/23	EUR	1,304	2,124,771

			34,455,589
NORWAY — 1.54%
Norway Government Bond
1.50%, 02/19/26[b]	NOK	11,676	1,431,528
1.75%, 03/13/25[b]	NOK	11,610	1,456,508
2.00%, 05/24/23[b]	NOK	15,836	2,023,056
3.00%, 03/14/24[b]	NOK	13,310	1,816,486
3.75%, 05/25/21[b]	NOK	18,960	2,582,359
4.50%, 05/22/19[b]	NOK	19,768	2,623,972

			11,933,909
PORTUGAL — 4.54%
Portugal Obrigacoes do Tesouro OT
2.20%, 10/17/22[b]	EUR	650	704,778
2.88%, 10/15/25[b]	EUR	4,335	4,643,967
2.88%, 07/21/26[b]	EUR	1,703	1,796,991
3.85%, 04/15/21[b]	EUR	2,578	3,062,608
3.88%, 02/15/30[b]	EUR	1,338	1,476,550
4.10%, 04/15/37[b]	EUR	3,226	3,550,910
4.10%, 02/15/45[b]	EUR	350	371,757
4.35%, 10/16/17[b]	EUR	1,633	1,864,910
4.45%, 06/15/18[b]	EUR	850	993,426
4.75%, 06/14/19[b]	EUR	3,645	4,396,375
4.80%, 06/15/20[b]	EUR	4,411	5,390,799
4.95%, 10/25/23[b]	EUR	2,308	2,870,564

Security		Principal (000s)	Value
5.65%, 02/15/24[b]	EUR	3,126	$3,998,089

			35,121,724
SPAIN — 4.60%
Spain Government Bond
0.25%, 04/30/18	EUR	650	716,909
0.25%, 01/31/19	EUR	804	887,268
0.50%, 10/31/17	EUR	175	193,253
0.75%, 07/30/21	EUR	647	728,171
1.15%, 07/30/20	EUR	710	809,738
1.30%, 10/31/26[b]	EUR	650	718,494
1.40%, 01/31/20	EUR	2,870	3,285,200
1.60%, 04/30/25[b]	EUR	1,529	1,762,878
1.95%, 04/30/26[b]	EUR	450	528,810
1.95%, 07/30/30[b]	EUR	470	539,818
2.15%, 10/31/25[b]	EUR	646	773,270
2.75%, 04/30/19	EUR	871	1,020,886
2.75%, 10/31/24[b]	EUR	800	1,002,668
2.90%, 10/31/46[b]	EUR	450	548,854
3.45%, 07/30/66[b]	EUR	160	203,648
3.75%, 10/31/18	EUR	625	738,575
3.80%, 01/31/17[b]	EUR	22	24,358
3.80%, 04/30/24[b]	EUR	2,175	2,905,215
4.00%, 04/30/20[b]	EUR	681	848,971
4.10%, 07/30/18[b]	EUR	640	753,347
4.20%, 01/31/37[b]	EUR	995	1,498,910
4.30%, 10/31/19[b]	EUR	652	806,268
4.40%, 10/31/23[b]	EUR	577	795,312
4.50%, 01/31/18	EUR	387	449,007
4.60%, 07/30/19[b]	EUR	689	850,368
4.65%, 07/30/25[b]	EUR	995	1,421,464
4.70%, 07/30/41[b]	EUR	478	776,764
4.80%, 01/31/24[b]	EUR	397	561,308
4.85%, 10/31/20[b]	EUR	494	644,174
4.90%, 07/30/40[b]	EUR	481	798,290
5.15%, 10/31/28[b]	EUR	380	587,877
5.15%, 10/31/44[b]	EUR	385	670,476
5.40%, 01/31/23[b]	EUR	859	1,228,167
5.50%, 07/30/17[b]	EUR	408	466,303
5.50%, 04/30/21[b]	EUR	716	972,886
5.75%, 07/30/32	EUR	601	1,032,652
5.85%, 01/31/22[b]	EUR	756	1,068,772
5.90%, 07/30/26[b]	EUR	400	628,894
6.00%, 01/31/29	EUR	818	1,358,242

			35,606,465

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Security		Principal (000s)	Value
SWEDEN — 2.94%
Sweden Government Bond
1.00%, 11/12/26	SEK	17,650	$2,100,348
1.50%, 11/13/23	SEK	29,340	3,635,960
2.50%, 05/12/25	SEK	25,320	3,400,167
3.50%, 06/01/22	SEK	30,795	4,154,381
3.50%, 03/30/39	SEK	13,995	2,281,333
3.75%, 08/12/17	SEK	1,340	153,831
4.25%, 03/12/19	SEK	32,095	3,982,640
5.00%, 12/01/20	SEK	22,040	3,006,364

			22,715,024
SWITZERLAND — 1.71%
Swiss Confederation Government Bond
1.50%, 04/30/42[a]	CHF	120	165,093
2.25%, 07/06/20[a]	CHF	1,509	1,702,794
3.00%, 01/08/18[a]	CHF	1,720	1,822,097
3.00%, 05/12/19[a]	CHF	1,657	1,845,002
4.00%, 02/11/23[a]	CHF	1,715	2,249,496
4.00%, 04/08/28[a]	CHF	2,082	3,155,528
Switzerland Government Bond
2.00%, 04/28/21[a]	CHF	1,300	1,483,123
4.25%, 06/05/17[a]	CHF	734	765,248

			13,188,381
UNITED KINGDOM — 4.21%
United Kingdom Gilt
1.50%, 01/22/21[a]	GBP	535	678,462
1.50%, 07/22/26[a]	GBP	800	1,000,519
1.75%, 09/07/22[a]	GBP	2,322	2,999,277
2.00%, 09/07/25[a]	GBP	738	966,942
2.25%, 09/07/23[a]	GBP	588	783,779
2.50%, 07/22/65[a]	GBP	370	570,882
2.75%, 09/07/24[a]	GBP	1,275	1,761,273
3.25%, 01/22/44[a]	GBP	1,553	2,452,183
3.50%, 01/22/45[a]	GBP	648	1,073,650
3.50%, 07/22/68[a]	GBP	625	1,232,792
3.75%, 09/07/20[a]	GBP	772	1,061,546
3.75%, 09/07/21[a]	GBP	414	582,288
3.75%, 07/22/52[a]	GBP	618	1,152,023
4.00%, 03/07/22[a]	GBP	425	610,731
4.00%, 01/22/60[a]	GBP	471	980,926
4.25%, 12/07/27[a]	GBP	444	704,223
4.25%, 06/07/32[a]	GBP	540	899,696
4.25%, 03/07/36[a]	GBP	765	1,314,932

Security		Principal or Shares (000s)	Value
4.25%, 09/07/39[a]	GBP	325	$574,914
4.25%, 12/07/40[a]	GBP	346	619,760
4.25%, 12/07/46[a]	GBP	910	1,724,297
4.25%, 12/07/49[a]	GBP	450	884,716
4.25%, 12/07/55[a]	GBP	507	1,066,414
4.50%, 09/07/34[a]	GBP	1,082	1,888,399
4.50%, 12/07/42[a]	GBP	998	1,888,288
4.75%, 12/07/30[a]	GBP	496	854,797
4.75%, 12/07/38[a]	GBP	528	990,681
5.00%, 03/07/25[a]	GBP	383	614,601
6.00%, 12/07/28[a]	GBP	205	379,362
8.00%, 06/07/21[a]	GBP	171	279,166

			32,591,519

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $748,962,076)			738,959,698

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]		132	132,270

			132,270

TOTAL SHORT-TERM INVESTMENTS
(Cost: $132,270)			132,270

TOTAL INVESTMENTS IN SECURITIES — 95.53%
(Cost: $749,094,346)[e]			739,091,968
Other Assets, Less Liabilities — 4.47%			34,611,980

NET ASSETS — 100.00%			$773,703,948

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $751,149,533. Net unrealized depreciation was $12,057,565, of which $18,414,762 represented gross unrealized appreciation on securities and $30,472,327 represented gross unrealized depreciation on securities.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Foreign government obligations	$—	$738,959,698	$—	$738,959,698
Money market funds	132,270	—	—	132,270

Total	$132,270	$738,959,698	$—	$739,091,968

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$82,877,500	$748,962,076
Affiliated (Note 2)	26,137	132,270

Total cost of investments	$82,903,637	$749,094,346

Investments in securities, at fair value (Note 1):
Unaffiliated	$83,676,490	$738,959,698
Affiliated (Note 2)	26,137	132,270

Total fair value of investments	83,702,627	739,091,968
Foreign currency, at value[a]	246,218	25,239,545
Receivables:
Investment securities sold	—	3,904,177
Interest	809,774	7,063,220

Total Assets	84,758,619	775,298,910

LIABILITIES
Payables:
Investment securities purchased	—	1,368,551
Investment advisory fees (Note 2)	581	226,411

Total Liabilities	581	1,594,962

NET ASSETS	$84,758,038	$773,703,948

Net assets consist of:
Paid-in capital	$92,445,906	$793,229,975
Undistributed net investment income	—	3,068,906
Accumulated net realized loss	(8,459,474)	(12,270,401)
Net unrealized appreciation (depreciation)	771,606	(10,324,532)

NET ASSETS	$84,758,038	$773,703,948

Shares outstanding[b]	1,050,000	8,050,000

Net asset value per share	$80.72	$96.11

[a]	Cost of foreign currency: $249,833 and $25,401,528, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$271	$2,487
Interest — unaffiliated	222,988	8,218,877

Total investment income	223,259	8,221,364

EXPENSES
Investment advisory fees (Note 2)	380,155	2,243,470

Total expenses	380,155	2,243,470
Less investment advisory fees waived (Note 2)	(162,932)	—

Net expenses	217,223	2,243,470

Net investment income	6,036	5,977,894

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,715,815)	(3,696,945)
In-kind redemptions — unaffiliated	(424,937)	(3,517,759)
Foreign currency transactions	(57,772)	375,084
Realized gain distributions from affiliated funds	—	1

Net realized loss	(9,198,524)	(6,839,619)

Net change in unrealized appreciation/depreciation on:
Investments	12,537,742	29,738,718
Translation of assets and liabilities in foreign currencies	48,125	(212,200)

Net change in unrealized appreciation/depreciation	12,585,867	29,526,518

Net realized and unrealized gain	3,387,343	22,686,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,393,379	$28,664,793

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 1-3 Year International Treasury Bond ETF		iShares International Treasury Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,036	$286,830	$5,977,894	$6,505,105
Net realized loss	(9,198,524)	(15,796,070)	(6,839,619)	(13,966,912)
Net change in unrealized appreciation/depreciation	12,585,867	(1,457,546)	29,526,518	(31,090,420)

Net increase (decrease) in net assets resulting from operations	3,393,379	(16,966,786)	28,664,793	(38,552,227)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(368,363)	(903,675)	—
Return of capital	—	(1,206)	—	(1,302,170)

Total distributions to shareholders	—	(369,569)	(903,675)	(1,302,170)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	8,003,226	378,066,141	120,778,800
Cost of shares redeemed	(44,958,639)	(31,764,788)	(114,546,823)	(135,203,908)

Net increase (decrease) in net assets from capital share transactions	(44,958,639)	(23,761,562)	263,519,318	(14,425,108)

INCREASE (DECREASE) IN NET ASSETS	(41,565,260)	(41,097,917)	291,280,436	(54,279,505)

NET ASSETS
Beginning of year	126,323,298	167,421,215	482,423,512	536,703,017

End of year	$84,758,038	$126,323,298	$773,703,948	$482,423,512

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$16	$3,068,906	$(24,508)

SHARES ISSUED AND REDEEMED
Shares sold	—	100,000	3,950,000	1,300,000
Shares redeemed	(550,000)	(400,000)	(1,200,000)	(1,450,000)

Net increase (decrease) in shares outstanding	(550,000)	(300,000)	2,750,000	(150,000)

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012
Net asset value, beginning of year	$78.95	$88.12	$95.66	$97.55	$104.25

Income from investment operations:
Net investment income[a]	0.00 [b]	0.15	0.55	0.98	2.28
Net realized and unrealized gain (loss)[c]	1.77	(9.12)	(7.77)	(2.23)	(6.05)

Total from investment operations	1.77	(8.97)	(7.22)	(1.25)	(3.77)

Less distributions from:
Net investment income	—	(0.20)	(0.32)	(0.33)	(2.93)
Return of capital	—	(0.00)[b]	—	(0.31)	—

Total distributions	—	(0.20)	(0.32)	(0.64)	(2.93)

Net asset value, end of year	$80.72	$78.95	$88.12	$95.66	$97.55

Total return	2.24%	(10.19)%	(7.57)%	(1.29)%	(3.62)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$84,758	$126,323	$167,421	$167,413	$185,345
Ratio of expenses to average net assets	0.20%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to waived fees	0.35%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	0.01%	0.19%	0.58%	1.04%	2.36%
Portfolio turnover rate[d]	53%	53%	51%	74%	100%

[a]	Based on average shares outstanding throughout each period.
[b]	Rounds to less than $0.01.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012
Net asset value, beginning of year	$91.02	$98.48	$101.81	$102.72	$104.49

Income from investment operations:
Net investment income[a]	0.90	1.28	1.69	2.01	2.91
Net realized and unrealized gain (loss)[b]	4.32	(8.49)	(3.32)	(1.43)	(1.63)

Total from investment operations	5.22	(7.21)	(1.63)	0.58	1.28

Less distributions from:
Net investment income	(0.13)	—	(1.70)	(1.49)	(3.05)
Return of capital	—	(0.25)	—	—	—

Total distributions	(0.13)	(0.25)	(1.70)	(1.49)	(3.05)

Net asset value, end of year	$96.11	$91.02	$98.48	$101.81	$102.72

Total return	5.73%	(7.33)%	(1.65)%	0.58%	1.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$773,704	$482,424	$536,703	$458,160	$349,251
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	0.93%	1.38%	1.65%	2.01%	2.93%
Portfolio turnover rate[c]	9%	10%	28%	13%	48%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Funds.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of each Fund.

For the year ended October 31, 2016, BFA has voluntarily waived a portion of its investment advisory fees for the iShares 1-3 Year International Treasury Bond ETF in the amount of $162,932.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, the purchases and sales transactions executed by the iShares International Treasury Bond ETF pursuant to Rule 17a-7 under the 1940 Act were $978,988 and $—, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

iShares ETF	Purchases	Sales
1-3 Year International Treasury Bond	$56,125,282	$89,707,371
International Treasury Bond	271,895,378	57,382,170

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
1-3 Year International Treasury Bond	$—	$7,688,726
International Treasury Bond	150,313,922	109,759,973

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties;

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

October 31, 2016, attributable to net investment loss, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
1-3 Year International Treasury Bond	$(9,554,547)	$(6,052)	$9,560,599
International Treasury Bond	(3,671,513)	(1,980,805)	5,652,318

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
1-3 Year International Treasury Bond
Ordinary income	$—	$368,363
Return of capital	—	1,206

	$—	$369,569

International Treasury Bond
Ordinary income	$903,675	$—
Return of capital	—	1,302,170

	$903,675	$1,302,170

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
1-3 Year International Treasury Bond	$—	$(8,408,622)	$720,754	$(7,687,868)
International Treasury Bond	3,068,906	(10,215,214)	(12,379,719)	(19,526,027)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Total
1-3 Year International Treasury Bond	$8,289,712	$1,262	$117,648	$8,408,622
International Treasury Bond	10,093,317	66,505	55,392	10,215,214

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2016, the following Fund utilized its capital loss carryforwards as follows:

iShares ETF	Utilized
1-3 Year International Treasury Bond	$87,430
International Treasury Bond	356,102

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
1-3 Year International Treasury Bond	$222,988	$—
International Treasury Bond	8,218,877	—

For the fiscal year ended October 31, 2016, the iShares Institutional Treasury Bond ETF hereby designates $1,593 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 1-3 Year International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

II. iShares International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 1-3 Year International Treasury Bond ETF

Period Covered: January 1, 2011 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	12	0.83%
Greater than 1.5% and Less than 2.0%	48	3.32
Greater than 1.0% and Less than 1.5%	33	2.28
Greater than 0.5% and Less than 1.0%	76	5.25
Between 0.5% and –0.5%	1,214	83.90
Less than –0.5% and Greater than –1.0%	57	3.94
Less than –1.0% and Greater than –1.5%	6	0.41
Less than –1.5% and Greater than –2.0%	1	0.07

	1,447	100.00%

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Treasury Bond ETF

Period Covered: January 1, 2011 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	9	0.62
Greater than 1.5% and Less than 2.0%	8	0.55
Greater than 1.0% and Less than 1.5%	30	2.07
Greater than 0.5% and Less than 1.0%	130	8.99
Between 0.5% and –0.5%	1,219	84.25
Less than –0.5% and Greater than –1.0%	42	2.90
Less than –1.0% and Greater than –1.5%	6	0.41
Less than –1.5% and Greater than –2.0%	1	0.07

	1,447	100.00%

SUPPLEMENTAL INFORMATION	47

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1003-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted positive returns in U.S. dollar terms for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays Global Aggregate Index returned 5.59% for the reporting period.

High-quality bonds benefited from solid investor demand, as generally poor global economic growth, low inflation, and stimulative monetary policies meant bond yields in many countries fell to record low, negative levels. Returns in U.S. dollar terms were mixed, however, reflecting the varied performance of the dollar relative to other developed market currencies.

In terms of growth, the U.S. economy improved over the course of the reporting period, expanding at a 0.8% annual rate in the first quarter of 2016 before reaching a 2.9% annual growth rate in the third quarter. Meanwhile, growth in much of the rest of the developed world was barely positive. The U.K. and Eurozone expanded by 0.5% and 0.3%, respectively, in the third quarter of 2016. Similarly, Australia and Japan grew by 0.5% and 0.2%, respectively, in the second quarter of 2016, the latest period for which data were available. Meanwhile, the Chinese economy grew at an annual rate of 6.7% in the third quarter of 2016; however, that was down from 6.9% a year earlier, which was the slowest growth since 1990.

Modest global growth meant inflation remained low. In the U.S., U.K., and the Eurozone, consumer prices increased over the course of the reporting period, reaching the highest levels since 2014, but remained at just 1.6%, 0.9%, and 0.5%, respectively, for the 12 months ended October 2016. In Japan, however, consumer prices were nearly unchanged, gaining by 0.1% for the same period.

To encourage growth and guard against deflation, many central banks around the world took further stimulus measures. Central banks from the U.K., Japan, Eurozone, and Australia all cut interest rates during the period to historic lows. One notable exception was the United States, where the U.S. Federal Reserve Bank (the “Fed”) raised rates in December 2015 for the first time in almost seven years.

Against that backdrop, Japanese long-term bond yields turned negative in early 2016, while bond yields in the Eurozone reached a record low of -0.47% in September 2016; similarly, German and French bonds set their all-time low negative yields in July 2016. The U.S., U.K. and Australia also saw long-term government bond yields reach historic lows during the reporting period, but their yields remained positive.

From a sector perspective, global Treasury bonds performed best, reflecting the sharp decline in long-term bond yields during the period. Other government-related securities also performed well, followed by investment-grade corporate bonds.

In terms of currency effects, the U.S. dollar appreciated by approximately 21% relative to the British pound, and 7% against the Chinese yuan for the reporting period. The U.S. dollar was little changed against the euro and Swiss franc. The Japanese yen and Australian dollar gained 13% and 6%, respectively, against the U.S. dollar. The U.S. dollar’s mixed performance reflects differences in expectations for economic growth and monetary policies between the U.S. and other regions.

On a country basis, U.K. bonds were the strongest performers among developed countries in local currency terms, but performed the worst in U.S. dollar terms. Benefiting from the strength of the yen and positive local currency returns, Japanese bonds performed the best in U.S. dollar terms. Australian bonds also performed very well in both Australian and U.S. dollar terms.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.35%	11.17%	11.87%	11.35%	11.17%	11.87%
5 Years	5.70%	5.52%	6.51%	31.93%	30.82%	37.10%
Since Inception	6.70%	6.66%	7.50%	77.77%	77.28%	89.89%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/17/07. The first day of secondary market trading was 12/19/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,055.70	$2.07	$1,000.00	$1,023.10	$2.03	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBISM Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 11.35%, net of fees, while the total return for the Index was 11.87%.

The Index had a positive return for the reporting period, as strong investor demand for yield coupled with modest global growth and low interest rates benefited the Index’s performance.

The Index’s Latin American bonds, which represented about 35% of the Index on average during the reporting period, contributed the most to performance. Within the region, Venezuela, Brazil, and Argentina were top contributors to the Index’s performance. Venezuelan government bonds carried yields significantly higher than the broader market for emerging market bonds on average because of the likelihood of default on the bonds as a result of the economic crisis affecting the country. Venezuelan bonds benefited from demand for their higher yields and investor belief that the recovery value of the bonds in default exceeded prevailing prices. Brazilian bonds benefited from the resolution of impeachment proceedings against Brazil’s president and the initiation of much-anticipated financial reform. Argentine bonds saw strong demand as the country returned to the high-yield debt market in early 2016 after resolving a 15-year standoff with creditors over defaulted debt.

Bonds from Asia and Eastern Europe also made significant contributions to the Index’s return, led by the Russian Federation, Indonesia, the Ukraine, and Hungary. Africa and the Middle East were other contributors to performance, driven by South Africa and Kazakhstan, respectively.

By maturity, the longest-term bonds contributed the most to the Index’s performance the most, reflecting the demand for higher-yielding, longer-term securities, and the declines in long-term interest rates in many markets. By credit rating, bonds rated Baa and Ba were the largest contributors to the Index’s return the most during the reporting period.

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Aa	4.11%
A	15.58
Baa	30.94
Ba	23.21
B	14.69
Caa	5.34
Not Rated	6.13

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/16

Country	Percentage of Total Investments [2]

Mexico	6.39%
Indonesia	5.08
Russia	4.93
Turkey	4.74
Philippines	4.66
Brazil	4.17
China	4.08
Argentina	3.96
Colombia	3.76
Hungary	3.68

TOTAL	45.45%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 16.21%

AZERBAIJAN — 0.52%
Southern Gas Corridor CJSC
6.88%, 03/24/26[b]	$22,400	$25,200,000

		25,200,000
BRAZIL — 0.15%
Caixa Economica Federal
4.25%, 05/13/19[b]	14,660	14,755,290

		14,755,290
CHILE — 1.41%
Corp. Nacional del Cobre de Chile
3.00%, 07/17/22[b]	37,451	36,985,484
3.75%, 11/04/20[b]	21,824	22,878,318
3.88%, 11/03/21[b]	31,418	32,619,110
4.50%, 09/16/25[b]	41,680	43,321,775

		135,804,687
CHINA — 3.32%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	11,430	11,885,185
Charming Light Investments Ltd.
3.75%, 09/03/19[b]	17,285	17,919,330
China Development Bank Corp.
1.63%, 06/22/19[b]	5,300	5,275,784
2.13%, 06/01/21[b]	14,240	14,311,414
2.50%, 10/09/20[b]	29,600	30,078,890
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[b]	15,876	17,346,435
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	12,786	13,763,490
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22[b]	26,340	28,133,838
4.88%, 05/17/42[b]	12,809	14,282,837
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	17,210	18,798,681
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[b]	10,336	11,255,386

Security	Principal (000s)	Value
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[b]	$54,823	$55,609,628
3.25%, 04/28/25[b]	18,320	18,409,911
Sinopec Group Overseas Development 2016 Ltd.
2.13%, 05/03/19[b]	2,500	2,508,022
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	14,010	14,458,950
State Grid Overseas Investment 2014 Ltd.
2.75%, 05/07/19[b]	13,042	13,360,126
4.13%, 05/07/24[b]	21,532	23,437,638
Three Gorges Finance I Cayman Islands Ltd.
3.15%, 06/02/26[b]	8,895	8,974,384

		319,809,929
INDONESIA — 1.32%
Majapahit Holding BV
7.75%, 01/20/20[b]	10,038	11,491,402
Pelabuhan Indonesia II PT
4.25%, 05/05/25[b]	13,000	13,048,750
Pertamina Persero PT
4.30%, 05/20/23[b]	14,769	15,309,250
4.88%, 05/03/22[b]	10,896	11,616,444
5.25%, 05/23/21[b]	4,527	4,885,810
5.63%, 05/20/43[b]	18,703	18,731,522
6.00%, 05/03/42[b]	13,530	14,238,769
6.45%, 05/30/44[b]	16,122	17,761,769
Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	9,860	9,805,770
5.50%, 11/22/21[b]	9,380	10,363,774

		127,253,260
KAZAKHSTAN — 1.30%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	32,645	31,828,875
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	28,375	29,297,187

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
KazMunayGas National Co. JSC
6.38%, 04/09/21[b]	$25,236	$27,760,736
7.00%, 05/05/20[b]	32,824	36,434,640

		125,321,438
MALAYSIA — 1.99%
Petronas Capital Ltd.
3.50%, 03/18/25[b]	27,400	28,906,866
4.50%, 03/18/45[b]	36,956	40,171,061
5.25%, 08/12/19[b]	75,322	82,325,439
7.88%, 05/22/22[b]	31,599	40,576,927

		191,980,293
MEXICO — 3.16%
Banco Nacional de Comercio Exterior SNC
4.38%, 10/14/25[b]	7,324	7,580,340
Comision Federal de Electricidad
4.88%, 05/26/21[b]	6,086	6,435,945
4.88%, 01/15/24[b]	9,400	9,834,750
Mexico City Airport Trust
4.25%, 10/31/26 (Call 07/31/26)[c]	6,500	6,597,500
5.50%, 10/31/46 (Call 04/30/46)[c]	6,500	6,342,700
Petroleos Mexicanos
3.50%, 07/23/20	10,630	10,628,831
3.50%, 01/30/23	15,703	14,831,484
4.25%, 01/15/25	2,226	2,142,525
4.50%, 01/23/26	12,480	12,005,760
4.63%, 09/21/23[c]	2,500	2,481,950
4.88%, 01/24/22	19,355	19,740,164
4.88%, 01/18/24	11,384	11,403,694
5.50%, 01/21/21	24,806	26,232,345
5.50%, 06/27/44	29,672	25,485,281
5.63%, 01/23/46	24,939	21,472,479
6.38%, 02/04/21[b]	9,500	10,369,250
6.38%, 01/23/45	26,876	25,357,506
6.50%, 06/02/41	22,967	22,323,924
6.63%, 06/15/35	17,729	17,755,593
6.75%, 09/21/47[c]	2,000	1,980,000
6.75%, 09/21/47[b]	8,000	7,920,000
6.88%, 08/04/26[b]	20,285	22,605,604
8.00%, 05/03/19	11,777	13,179,641

		304,707,266

Security	Principal (000s)	Value
OMAN — 0.28%
Lamar Funding Ltd.
3.96%, 05/07/25[b]	$28,713	$27,420,915

		27,420,915
PHILIPPINES — 0.46%
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[b]	19,348	21,806,163
7.39%, 12/02/24[b]	16,876	22,612,153

		44,418,316
RUSSIA — 0.74%
Russian Railways via RZD Capital PLC
5.70%, 04/05/22[b]	12,899	13,769,682
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23[b]	15,800	16,293,750
6.03%, 07/05/22[b]	11,200	11,678,800
6.80%, 11/22/25[b]	11,358	12,138,863
6.90%, 07/09/20[b]	16,378	17,626,822

		71,507,917
SOUTH AFRICA — 0.96%
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	29,947	30,059,301
6.75%, 08/06/23[b]	20,038	20,689,235
7.13%, 02/11/25[b]	22,189	22,910,142
Transnet SOC Ltd.
4.00%, 07/26/22[b]	19,791	19,345,703

		93,004,381
VENEZUELA — 0.85%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	25,397	9,238,232
5.50%, 04/12/37[b]	15,363	5,529,144
6.00%, 05/16/24[b]	40,453	15,169,791
6.00%, 11/15/26[b]	38,503	14,167,179
9.00%, 11/17/21[b]	22,686	11,229,570
9.75%, 05/17/35[b]	26,314	11,617,733
12.75%, 02/17/22[b]	26,264	15,430,100

		82,381,749

TOTAL CORPORATE BONDS & NOTES
(Cost: $1,565,827,402)		1,563,565,441

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[a] — 81.58%

ANGOLA — 0.38%
Angolan Government International Bond
9.50%, 11/12/25[b]	$37,000	$36,213,750

		36,213,750
ARGENTINA — 3.87%
Argentine Republic Government International Bond
2.50%, 12/31/38[d]	61,793	42,019,240
6.25%, 04/22/19[b]	34,382	36,462,111
6.63%, 07/06/28[b]	12,452	12,775,752
6.88%, 04/22/21[b]	52,401	56,593,080
7.13%, 07/06/36[b]	22,080	22,720,320
7.50%, 04/22/26[b]	77,767	84,960,448
7.63%, 04/22/46[b]	34,186	37,262,740
8.28%, 12/31/33	20,366	22,097,114
8.28%, 12/31/33	52,330	58,609,679

		373,500,484
AZERBAIJAN — 0.61%
Republic of Azerbaijan International Bond
4.75%, 03/18/24[b]	32,835	33,934,973
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	24,845	24,782,887

		58,717,860
BRAZIL — 3.93%
Banco Nacional de Desenvolvimento Economico e Social
5.75%, 09/26/23[b]	19,523	20,377,131
6.50%, 06/10/19[b]	11,985	12,879,201
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28[b]	14,481	14,155,178
Brazilian Government International Bond
2.63%, 01/05/23	25,664	23,713,536
4.25%, 01/07/25	54,112	53,489,712
4.88%, 01/22/21	37,251	39,411,558
5.00%, 01/27/45	41,639	36,746,417

Security	Principal (000s)	Value
5.63%, 01/07/41	$26,483	$25,489,888
5.63%, 02/21/47	18,700	17,905,250
5.88%, 01/15/19	22,537	24,368,131
6.00%, 04/07/26	18,710	20,618,420
7.13%, 01/20/37	23,542	26,896,735
8.25%, 01/20/34	20,921	26,255,855
8.88%, 04/15/24	12,081	15,569,389
10.13%, 05/15/27	14,252	20,914,810

		378,791,211
CHILE — 0.35%
Chile Government International Bond
3.13%, 01/21/26	32,927	34,202,921

		34,202,921
CHINA — 0.67%
Export-Import Bank of China (The)
2.00%, 04/26/21[b]	16,050	16,043,342
2.50%, 07/31/19[b]	16,140	16,462,800
2.88%, 04/26/26[b]	13,650	13,547,625
3.63%, 07/31/24[b]	17,954	18,950,447

		65,004,214
COLOMBIA — 3.67%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	15,695	15,169,218
4.00%, 02/26/24 (Call 11/26/23)	39,041	40,505,037
4.38%, 07/12/21	33,214	35,406,124
4.50%, 01/28/26 (Call 10/28/25)	26,753	28,558,828
5.00%, 06/15/45 (Call 12/15/44)	38,352	38,927,280
5.63%, 02/26/44 (Call 08/26/43)	42,905	46,873,712
6.13%, 01/18/41	42,695	48,779,037
7.38%, 03/18/19	31,794	35,768,250
7.38%, 09/18/37	32,167	41,173,760
8.13%, 05/21/24	18,118	23,372,220

		354,533,466
COSTA RICA — 0.78%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	27,084	26,203,770

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.00%, 04/04/44[b]	$26,759	$27,963,155
7.16%, 03/12/45[b]	20,485	21,509,250

		75,676,175
CROATIA — 2.10%
Croatia Government International Bond
5.50%, 04/04/23[b]	32,046	34,930,140
6.00%, 01/26/24[b]	48,814	54,964,564
6.38%, 03/24/21[b]	38,531	42,769,410
6.63%, 07/14/20[b]	3,300	3,654,750
6.63%, 07/14/20[b]	21,114	23,383,755
6.75%, 11/05/19[b]	39,143	42,959,442

		202,662,061
DOMINICAN REPUBLIC — 2.46%
Dominican Republic International Bond
5.50%, 01/27/25[b]	37,479	37,947,488
5.88%, 04/18/24[b]	24,164	25,070,150
6.85%, 01/27/45[b]	51,107	53,151,280
6.88%, 01/29/26[b]	39,597	43,655,692
7.45%, 04/30/44[b]	34,046	37,961,290
7.50%, 05/06/21[b]	35,853	39,617,565

		237,403,465
ECUADOR — 1.33%
Ecuador Government International Bond
7.95%, 06/20/24[b]	64,032	60,190,080
10.50%, 03/24/20[b]	33,386	35,222,230
10.75%, 03/28/22[b]	31,098	32,886,135

		128,298,445
EGYPT — 0.63%
Egypt Government International Bond
5.75%, 04/29/20[b]	24,754	25,280,023
5.88%, 06/11/25[b]	38,264	35,202,880

		60,482,903
EL SALVADOR — 0.27%
El Salvador Government International Bond
7.65%, 06/15/35[b]	25,538	26,495,675

		26,495,675

Security	Principal (000s)	Value
ETHIOPIA — 0.24%
Ethiopia International Bond
6.63%, 12/11/24[b]	$24,240	$22,906,800

		22,906,800
GABON — 0.34%
Gabon Government International Bond
6.38%, 12/12/24[b]	36,134	32,972,275

		32,972,275
GHANA — 0.50%
Ghana Government International Bond
7.88%, 08/07/23[b]	25,243	24,170,173
8.13%, 01/18/26[b]	24,712	23,661,740

		47,831,913
HUNGARY — 3.60%
Hungary Government International Bond
5.38%, 02/21/23	53,230	60,416,050
5.38%, 03/25/24	47,790	54,958,500
5.75%, 11/22/23	44,356	51,674,740
6.25%, 01/29/20	49,410	55,302,143
6.38%, 03/29/21	67,498	77,707,072
7.63%, 03/29/41	30,924	47,004,480

		347,062,985
INDIA — 0.27%
Export-Import Bank of India
3.38%, 08/05/26[b]	26,700	26,447,570

		26,447,570
INDONESIA — 3.65%
Indonesia Government International Bond
3.38%, 04/15/23[b]	15,020	15,161,639
3.75%, 04/25/22[b]	22,336	23,129,486
4.13%, 01/15/25[b]	16,111	16,886,261
4.63%, 04/15/43[b]	12,632	13,013,297
4.75%, 01/08/26[b]	21,470	23,402,300
4.88%, 05/05/21[b]	23,207	25,233,667
5.13%, 01/15/45[b]	14,429	15,710,151
5.25%, 01/17/42[b]	16,612	18,227,185
5.38%, 10/17/23[b]	12,434	14,045,198
5.88%, 03/13/20[b]	17,149	19,088,380

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.88%, 01/15/24[b]	$21,416	$24,840,847
5.95%, 01/08/46[b]	14,597	17,654,780
6.63%, 02/17/37[b]	13,226	16,637,514
6.75%, 01/15/44[b]	21,271	28,049,111
7.75%, 01/17/38[b]	19,501	27,349,956
8.50%, 10/12/35[b]	16,703	24,701,564
11.63%, 03/04/19[b]	17,504	21,263,859
Perusahaan Penerbit SBSN Indonesia III
4.35%, 09/10/24[b]	7,471	7,872,790

		352,267,985
IRAQ — 0.58%
Iraq International Bond
5.80%, 01/15/28[b] (Call 12/15/16)	69,364	55,838,020

		55,838,020
IVORY COAST — 0.88%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/31/16)[b,d]	61,279	60,053,440
6.38%, 03/03/28[b]	24,300	25,357,050

		85,410,490
JAMAICA — 0.77%
Jamaica Government International Bond
6.75%, 04/28/28	32,699	36,868,123
8.00%, 03/15/39	32,000	37,320,000

		74,188,123
KAZAKHSTAN — 1.83%
Kazakhstan Government International Bond
3.88%, 10/14/24[b]	35,816	37,069,560
4.88%, 10/14/44[b]	25,969	26,163,768
5.13%, 07/21/25[b]	61,170	67,822,237
6.50%, 07/21/45[b]	38,092	45,519,940

		176,575,505
KENYA — 0.50%
Kenya Government International Bond
6.88%, 06/24/24[b]	48,240	48,059,100

		48,059,100

Security	Principal (000s)	Value
LEBANON — 2.42%
Lebanon Government International Bond
6.00%, 01/27/23[b]	$27,215	$26,330,513
6.10%, 10/04/22[b]	39,133	38,252,507
6.38%, 03/09/20	29,983	30,132,915
6.60%, 11/27/26[b]	37,765	36,679,256
6.65%, 02/26/30[b]	37,250	35,946,250
6.75%, 11/29/27[b]	24,971	24,534,008
8.25%, 04/12/21[b]	38,507	41,202,490

		233,077,939
LITHUANIA — 1.52%
Lithuania Government International Bond
6.13%, 03/09/21[b]	36,580	42,591,191
6.63%, 02/01/22[b]	38,114	46,321,088
7.38%, 02/11/20[b]	48,907	57,467,192

		146,379,471
MALAYSIA — 0.73%
1MDB Global Investments Ltd.
4.40%, 03/09/23[b]	76,200	66,103,500
Malaysia Sukuk Global Bhd
3.18%, 04/27/26[b]	4,507	4,630,943

		70,734,443
MEXICO — 3.09%
Mexico Government International Bond
3.50%, 01/21/21	11,070	11,612,430
3.60%, 01/30/25	15,141	15,405,967
3.63%, 03/15/22	19,452	20,307,888
4.00%, 10/02/23	33,038	34,656,862
4.13%, 01/21/26	25,128	26,510,040
4.35%, 01/15/47	12,940	12,241,240
4.60%, 01/23/46	17,964	17,559,810
4.75%, 03/08/44	31,004	30,848,980
5.13%, 01/15/20	14,094	15,524,541
5.55%, 01/21/45	21,702	24,306,240
5.75%, 10/12/49	20,852	21,321,170
5.95%, 03/19/19	11,650	12,844,125
6.05%, 01/11/40	23,086	27,414,625
6.75%, 09/27/34	13,005	16,776,450
8.30%, 08/15/31	7,078	11,218,630

		298,548,998

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MONGOLIA — 0.20%
Mongolia Government International Bond
5.13%, 12/05/22[b]	$22,215	$19,543,979

		19,543,979
MOROCCO — 0.38%
Morocco Government International Bond
4.25%, 12/11/22[b]	34,303	36,532,695

		36,532,695
OMAN — 0.98%
Oman Government International Bond
3.63%, 06/15/21[b]	32,900	33,105,625
4.75%, 06/15/26[b]	60,965	61,346,031

		94,451,656
PAKISTAN — 0.68%
Pakistan Government International Bond
7.25%, 04/15/19[b]	25,978	27,540,187
8.25%, 04/15/24[b]	33,683	37,883,439

		65,423,626
PANAMA — 2.04%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	27,711	29,304,383
3.88%, 03/17/28 (Call 12/17/27)	31,800	33,708,000
4.00%, 09/22/24 (Call 06/22/24)	26,025	27,944,344
5.20%, 01/30/20	36,210	39,966,787
6.70%, 01/26/36	49,999	66,186,176

		197,109,690
PARAGUAY — 0.28%
Paraguay Government International Bond
6.10%, 08/11/44[b]	24,616	27,108,370

		27,108,370

Security	Principal (000s)	Value
PERU — 3.09%
Peruvian Government International Bond
4.13%, 08/25/27	$32,057	$35,623,341
5.63%, 11/18/50	62,726	79,348,390
6.55%, 03/14/37	1,500	2,058,750
6.55%, 03/14/37	27,113	37,212,593
7.35%, 07/21/25	43,492	59,301,342
8.75%, 11/21/33	700	1,100,750
8.75%, 11/21/33	53,250	83,735,625

		298,380,791
PHILIPPINES — 4.10%
Philippine Government International Bond
3.70%, 03/01/41	32,211	33,660,495
3.95%, 01/20/40	29,774	31,980,849
4.00%, 01/15/21	22,903	24,751,959
4.20%, 01/21/24	22,543	25,229,449
5.00%, 01/13/37	22,466	27,478,839
5.50%, 03/30/26	19,432	23,832,765
6.38%, 01/15/32	18,230	24,848,949
6.38%, 10/23/34	32,920	45,817,394
7.75%, 01/14/31	2,000	3,015,180
7.75%, 01/14/31	30,075	45,340,769
8.38%, 06/17/19	17,243	20,234,661
9.50%, 02/02/30	32,242	53,699,370
10.63%, 03/16/25	22,196	35,387,973

		395,278,652
POLAND — 3.45%
Republic of Poland Government International Bond
3.00%, 03/17/23	36,737	37,712,000
3.25%, 04/06/26	38,986	40,411,328
4.00%, 01/22/24	47,264	51,593,855
5.00%, 03/23/22	66,230	75,187,608
5.13%, 04/21/21	40,723	45,942,467
6.38%, 07/15/19	72,837	82,026,116

		332,873,374
ROMANIA — 1.71%
Romanian Government International Bond
4.38%, 08/22/23[b]	38,002	41,279,672
4.88%, 01/22/24[b]	23,464	26,250,350

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.13%, 01/22/44[b]	$25,986	$33,749,318
6.75%, 02/07/22[b]	53,417	63,432,687

		164,712,027
RUSSIA — 4.08%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19[b]	17,000	17,318,750
4.50%, 04/04/22[b]	17,600	18,532,800
4.75%, 05/27/26[b]	4,600	4,876,000
4.88%, 09/16/23[b]	39,400	42,305,750
5.00%, 04/29/20[b]	36,400	38,811,500
5.63%, 04/04/42[b]	33,600	37,077,600
5.88%, 09/16/43[b]	19,600	22,344,000
7.50%, 03/31/30[b,d]	135,260	163,664,969
12.75%, 06/24/28[b]	27,939	48,788,479

		393,719,848
SERBIA — 1.24%
Serbia International Bond
4.88%, 02/25/20[b]	35,928	37,140,570
5.88%, 12/03/18[b]	25,055	26,495,662
7.25%, 09/28/21[b]	49,194	56,450,115

		120,086,347
SLOVAKIA — 0.42%
Slovakia Government International Bond
4.38%, 05/21/22[b]	35,589	40,200,267

		40,200,267
SOUTH AFRICA — 2.54%
Republic of South Africa Government International Bond
4.30%, 10/12/28	16,373	15,881,810
4.67%, 01/17/24	29,655	31,026,544
4.88%, 04/14/26	21,320	22,092,850
5.00%, 10/12/46	17,800	17,221,500
5.38%, 07/24/44	20,846	21,679,840
5.50%, 03/09/20	33,560	36,412,600
5.88%, 05/30/22	19,878	22,412,445
5.88%, 09/16/25	36,630	41,025,600
6.88%, 05/27/19	33,755	37,257,081

		245,010,270

Security	Principal (000s)	Value
SRI LANKA — 1.77%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	$26,772	$27,353,220
6.00%, 01/14/19[b]	25,884	26,728,465
6.25%, 10/04/20[b]	20,783	21,693,088
6.25%, 07/27/21[b]	24,348	25,392,529
6.83%, 07/18/26[b]	19,600	20,674,962
6.85%, 11/03/25[b]	46,690	49,267,288

		171,109,552
TRINIDAD AND TOBAGO — 0.25%
Trinidad & Tobago Government International Bond
4.50%, 08/04/26[b]	1,240	1,261,700
4.50%, 08/04/26[c]	22,400	22,792,000

		24,053,700
TUNISIA — 0.24%
Banque Centrale de Tunisie International Bond
5.75%, 01/30/25[b]	24,335	23,452,856

		23,452,856
TURKEY — 4.64%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24[b]	1,000	986,250
Turkey Government International Bond
3.25%, 03/23/23	12,501	11,641,556
4.25%, 04/14/26	18,611	17,843,296
4.88%, 10/09/26	21,215	21,135,444
4.88%, 04/16/43	29,234	25,945,175
5.13%, 03/25/22	9,026	9,296,780
5.63%, 03/30/21	16,205	17,096,275
5.75%, 03/22/24	27,601	29,326,062
6.00%, 01/14/41	26,299	27,087,970
6.25%, 09/26/22	27,423	29,856,791
6.63%, 02/17/45	29,900	33,488,000
6.75%, 05/30/40	21,452	24,213,945
6.88%, 03/17/36	32,946	37,393,710
7.00%, 03/11/19	18,053	19,497,240
7.00%, 06/05/20	20,787	22,813,733
7.25%, 03/05/38	10,920	12,967,500

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.38%, 02/05/25	$36,759	$43,008,030
7.50%, 11/07/19	14,744	16,347,410
8.00%, 02/14/34	17,960	22,607,150
11.88%, 01/15/30	15,404	25,070,010

		447,622,327
UKRAINE — 2.96%
Ukraine Government International Bond
7.75%, 09/01/19[b]	38,037	38,037,000
7.75%, 09/01/20[b]	39,662	39,265,380
7.75%, 09/01/21[b]	26,992	26,620,860
7.75%, 09/01/22[b]	31,856	31,179,060
7.75%, 09/01/23[b]	33,704	32,777,140
7.75%, 09/01/24[b]	28,770	27,691,125
7.75%, 09/01/25[b]	34,528	33,060,560
7.75%, 09/01/26[b]	30,049	28,696,795
7.75%, 09/01/27[b]	29,530	28,090,412

		285,418,332
URUGUAY — 2.39%
Uruguay Government International Bond
4.38%, 10/27/27	51,519	54,610,090
4.50%, 08/14/24	38,481	42,040,263
5.10%, 06/18/50	96,884	96,399,864
7.63%, 03/21/36	27,111	37,243,736

		230,293,953
VENEZUELA — 1.38%
Venezuela Government International Bond
6.00%, 12/09/20[b]	9,394	4,227,300
7.00%, 12/01/18[b]	10,036	6,084,325
7.00%, 03/31/38[b]	14,546	6,127,503
7.65%, 04/21/25[b]	23,889	10,212,548
7.75%, 10/13/19[b]	21,990	11,270,080
8.25%, 10/13/24[b]	20,489	8,989,549
9.00%, 05/07/23[b]	19,641	8,912,104
9.25%, 09/15/27	35,226	17,524,935
9.25%, 05/07/28[b]	16,657	7,683,041
9.38%, 01/13/34	15,101	6,965,336
11.75%, 10/21/26[b]	22,181	12,338,181
11.95%, 08/05/31[b]	34,328	19,137,971
12.75%, 08/23/22[b]	22,875	13,267,558

		132,740,431

Security	Principal (000s)	Value
VIETNAM — 0.25%
Vietnam Government International Bond
4.80%, 11/19/24[b]	$22,812	$24,140,799

		24,140,799
ZAMBIA — 0.55%
Zambia Government International Bond
8.50%, 04/14/24[b]	25,863	25,151,768
8.97%, 07/30/27[b]	28,039	27,443,171

		52,594,939

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $7,831,991,695)		7,872,142,728

SHORT-TERM INVESTMENTS — 0.29%

MONEY MARKET FUNDS — 0.29%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	27,984	27,984,356

		27,984,356

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,984,356)		27,984,356

TOTAL INVESTMENTS IN SECURITIES — 98.08%
(Cost: $9,425,803,453)[g]		9,463,692,525
Other Assets, Less Liabilities — 1.92%		185,603,039

NET ASSETS — 100.00%		$9,649,295,564

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	The cost of investments for federal income tax purposes was $9,461,646,001. Net unrealized appreciation was $2,046,524, of which $140,533,275 represented gross unrealized appreciation on securities and $138,486,751 represented gross unrealized depreciation on securities.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$1,563,565,441	$—	$1,563,565,441
Foreign government obligations	—	7,872,142,728	—	7,872,142,728
Money market funds	27,984,356	—	—	27,984,356

Total	$27,984,356	$9,435,708,169	$—	$9,463,692,525

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Statement of Assets and Liabilities

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

ASSETS
Investments, at cost:
Unaffiliated	$9,397,819,097
Affiliated (Note 2)	27,984,356

Total cost of investments	$9,425,803,453

Investments in securities, at fair value (Note 1):
Unaffiliated	$9,435,708,169
Affiliated (Note 2)	27,984,356

Total fair value of investments	9,463,692,525
Cash	1,456,262
Receivables:
Investment securities sold	194,457,646
Due from custodian (Note 4)	83,425,352
Interest	127,500,173
Capital shares sold	271,599

Total Assets	9,870,803,557

LIABILITIES
Payables:
Investment securities purchased	217,940,706
Capital shares redeemed	359,343
Investment advisory fees (Note 2)	3,207,944

Total Liabilities	221,507,993

NET ASSETS	$9,649,295,564

Net assets consist of:
Paid-in capital	$9,743,126,455
Undistributed net investment income	23,062,495
Accumulated net realized loss	(154,782,458)
Net unrealized appreciation	37,889,072

NET ASSETS	$9,649,295,564

Shares outstanding[a]	84,100,000

Net asset value per share	$114.74

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$39,521
Interest — unaffiliated	342,328,200
Miscellaneous income	3,258

Total investment income	342,370,979

EXPENSES
Investment advisory fees (Note 2)	39,064,694

Total expenses	39,064,694
Less investment advisory fees waived (Note 2)	(12,802,052)

Net expenses	26,262,642

Net investment income	316,108,337

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(48,027,199)
In-kind redemptions — unaffiliated	128,965,529
Realized gain distributions from affiliated funds	46

Net realized gain	80,938,376

Net change in unrealized appreciation/depreciation	255,360,546

Net realized and unrealized gain	336,298,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$652,407,259

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$316,108,337	$217,885,277
Net realized gain (loss)	80,938,376	(60,077,612)
Net change in unrealized appreciation/depreciation	255,360,546	(222,657,001)

Net increase (decrease) in net assets resulting from operations	652,407,259	(64,849,336)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(321,652,097)	(220,652,648)

Total distributions to shareholders	(321,652,097)	(220,652,648)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,405,191,061	2,970,814,249
Cost of shares redeemed	(4,551,094,063)	(3,368,836,785)

Net increase (decrease) in net assets from capital share transactions	4,854,096,998	(398,022,536)

INCREASE (DECREASE) IN NET ASSETS	5,184,852,160	(683,524,520)

NET ASSETS
Beginning of year	4,464,443,404	5,147,967,924

End of year	$9,649,295,564	$4,464,443,404

Undistributed net investment income included in net assets at end of year	$23,062,495	$14,319,993

SHARES ISSUED AND REDEEMED
Shares sold	84,000,000	26,900,000
Shares redeemed	(41,100,000)	(30,800,000)

Net increase (decrease) in shares outstanding	42,900,000	(3,900,000)

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012
Net asset value, beginning of year	$108.36	$114.15	$110.96	$120.81	$109.56

Income from investment operations:
Net investment income[a]	5.39	5.08	4.86	5.00	5.25
Net realized and unrealized gain (loss)[b]	6.57	(5.75)	3.17	(9.77)	11.23

Total from investment operations	11.96	(0.67)	8.03	(4.77)	16.48

Less distributions from:
Net investment income	(5.58)	(5.12)	(4.84)	(5.08)	(5.23)

Total distributions	(5.58)	(5.12)	(4.84)	(5.08)	(5.23)

Net asset value, end of year	$114.74	$108.36	$114.15	$110.96	$120.81

Total return	11.35%	(0.55)%	7.45%	(4.01)%	15.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$9,649,296	$4,464,443	$5,147,968	$3,850,273	$6,185,433
Ratio of expenses to average net assets	0.40%	0.40%	0.59%	0.60%	0.60%
Ratio of expenses to average net assets prior to waived fees	0.59%	0.60%	0.60%	n/a	n/a
Ratio of net investment income to average net assets	4.81%	4.61%	4.35%	4.30%	4.61%
Portfolio turnover rate[c]	32%	24%	52%	32%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $47 billion[b]
0.5145	[a]	Over $47 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was amended effective July 1, 2016.

The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2018 in order to limit total annual operating expenses after fee waiver to 0.40% of average daily net assets.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, the purchases and sales transactions executed by the Fund, pursuant to Rule 17a-7 under the 1940 Act were $49,154,283 and $57,042,502, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $2,284,016,435 and $ 2,040,605,263, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2016, were $8,957,789,636 and $4,446,849,699, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016, attributable to interest accruals on defaulted bonds and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$102,751,738	$14,286,262	$(117,038,000)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$321,652,097	$220,652,648

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$23,062,495	$(118,939,910)	$2,046,524	$(93,830,891)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2018	Total
$118,843,880	$96,030	$118,939,910

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Tax Information (Unaudited)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

For the fiscal year ended October 31, 2016, the Fund earned foreign source income of $342,328,200 which it intends to pass through to its shareholders.

For the fiscal year ended October 31, 2016, the Fund hereby designates $34,696 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for a reduction in the required increase in assets of the Fund, on an aggregate basis with the assets of certain other iShares funds, before certain advisory fee breakpoints take effect (thus, effectively lowering the advisory fee more as assets increase). The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Supplemental Information (Unaudited)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$5.325651	$—	$0.251435	$5.577086	95%	—%	5%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2011 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	18	1.24
Greater than 0.5% and Less than 1.0%	502	34.69
Between 0.5% and –0.5%	907	62.69
Less than –0.5% and Greater than –1.0%	11	0.76
Less than –1.0% and Greater than –1.5%	6	0.41
Less than –1.5% and Greater than –2.0%	1	0.07

	1,447	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

SUPPLEMENTAL INFORMATION	35

Supplemental Information (Unaudited) (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015 is USD 765.83 thousand. This figure is comprised of fixed remuneration of USD 297.83 thousand and variable remuneration of USD 468 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 91.02 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 22.04 thousand.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

TRUSTEE AND OFFICER INFORMATION	41

Notes:

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1014-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca
➢	iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NASDAQ
➢	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca
➢	iShares Convertible Bond ETF | ICVT | BATS
➢	iShares Floating Rate Bond ETF | FLOT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.88%	6.67%	7.41%	6.88%	6.67%	7.41%
Since Inception	2.80%	2.84%	3.11%	8.79%	8.91%	9.76%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,057.30	$1.55	$1,000.00	$1,023.60	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 6.88%, net of fees, while the total return for the Index was 7.41%.

The Index posted a strong gain for the reporting period, reflecting the strong performance of high-yield corporate bonds across all sectors.

Short-term, high-yield corporate bonds benefited from an improvement in credit conditions during the reporting period. Short-term, high yield bonds declined in price during the first three months of the reporting period as commodity prices declined. Beginning in February 2016, high yield corporate bond prices rose as commodity prices increased and the economy generally improved.

The most important contributing factor to Index performance was strong investor demand for yield, even among shorter-term bonds. With U.S. Treasury bond yields near historically low levels, investors shifted into higher-yielding segments of the bond market, and corporate bonds typically offer some of the highest yields. Furthermore, lower-quality corporate bonds attracted greater demand because of their yield advantage over higher-rated corporate securities.

Every sector of the Index contributed to performance for the reporting period. The basic materials sector had the largest positive impact on Index performance as commodity prices stabilized during the reporting period. The communications sector, the largest sector in the Index on average, also contributed meaningfully to Index performance. Within the financial and utilities sectors, bonds issued by finance companies, electric utilities, and insurance firms contributed the most to Index performance.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments [1]

Communications	19.29%
Consumer Non-Cyclical	17.36
Financial	14.43
Energy	14.09
Consumer Cyclical	11.40
Basic Materials	8.72
Industrial	7.96
Technology	3.26
Utilities	2.87
Diversified	0.62

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Baa	0.44%
Ba	44.58
B	33.19
Caa	19.12
Ca	0.75
C	0.18
Not Rated	1.74

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.43%	2.32%	2.63%	2.43%	2.32%	2.63%
Since Inception	1.88%	1.92%	2.07%	5.84%	5.95%	6.42%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.30	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.43%, net of fees, while the total return for the Index was 2.63%.

The Index advanced for the reporting period, reflecting the generally positive performance for the U.S. bond market.

Short-term corporate bonds benefited from a broad decline in U.S. bond yields during the reporting period, which led to rising bond prices across all sectors of the bond market. However, the yield decline in the short-term segment of the bond market was muted because of the Fed’s short-term interest rate increase in late 2015 and expectations of further rate hikes in 2016. As a result, the two-year U.S. Treasury yield rose slightly during the reporting period, from 0.75% to 0.86%, but the five-year U.S. Treasury yield fell from 1.52% to 1.31%.

Another positive factor for the Index was the outperformance of corporate bonds relative to other segments of the U.S. bond market during the reporting period. Strong investor demand for yield, even among shorter-term securities, contributed to the outperformance of the corporate sector. Within the investment-grade sector, lower-quality corporate bonds attracted greater demand because of their yield advantage over higher-rated corporate securities.

Every sector of the Index contributed to performance for the reporting period. The financial sector, which represented approximately 43% of the Index on average, contributed the most to Index performance, led by the banking industry. The consumer-related and energy sectors also made significant contributions to Index returns for the reporting period.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments [1]

Financial	44.65%
Consumer Non-Cyclical	15.40
Communications	8.65
Energy	7.71
Consumer Cyclical	6.67
Technology	6.27
Industrial	5.26
Utilities	2.85
Basic Materials	2.36
Diversified	0.18

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	1.85%
Aa	16.26
A	42.28
Baa	36.65
Ba	2.58
Not Rated	0.38

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® Aaa - A RATED CORPORATE BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.02%	6.26%	6.13%	6.02%	6.26%	6.13%
Since Inception	3.59%	3.65%	3.82%	18.11%	18.40%	19.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,016.60	$0.76	$1,000.00	$1,024.40	$0.76	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Bloomberg Barclays U.S. Corporate Aaa - A Capped Index (formerly the Barclays U.S. Corporate Aaa - A Capped Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 6.02%, net of fees, while the total return for the Index was 6.13%.

The Index posted a solid gain for the reporting period and outpaced the broad U.S. bond market.

The Index benefited from a broad decline in U.S. bond yields during the reporting period, which led to rising bond prices across all sectors of the bond market. Longer-term bond yields fell the most, while short-term bond yields rose modestly, reflecting the Fed’s short-term interest rate increase in late 2015 and expectations of further rate hikes in 2016.

Another positive factor for the Index was the outperformance of corporate bonds relative to other segments of the U.S. bond market during the reporting period. Strong investor demand for yield contributed to the outperformance of the corporate sector. In particular, lower-quality corporate bonds attracted greater demand because of their yield advantage over higher-rated corporate securities. Within the Index, bonds with the lowest credit ratings represented in the Index, outperformed securities rated Aa and Aaa for the reporting period.

Every sector of the Index contributed to performance for the reporting period. The financial sector, which represented approximately 39% of the Index on average, contributed the most to Index performance, led by the banking industry. The consumer-related and technology sectors also made significant contributions to Index returns for the reporting period.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments*

Financial	38.23%
Consumer Non-Cyclical	18.49
Technology	10.54
Energy	8.02
Industrial	6.85
Consumer Cyclical	6.18
Communications	5.45
Utilities	4.22
Basic Materials	2.00
Diversified	0.02

TOTAL	100.00%

ALLOCATION BY MATURITY

As of 10/31/16

Maturity	Percentage of Total Investments*

1-5 Years	43.13%
5-10 Years	29.82
10-15 Years	1.59
15-20 Years	3.80
More than 20 Years	21.66

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CONVERTIBLE BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.98%	4.24%	4.44%	3.98%	4.24%	4.44%
Since Inception	(0.85)%	(0.76)%	(0.41)%	(1.20)%	(1.08)%	(0.58)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/2/15. The first day of secondary market trading was 6/4/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,078.20	$1.25	$1,000.00	$1,023.90	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CONVERTIBLE BOND ETF

The iShares Convertible Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million, as represented by the Bloomberg Barclays U.S. Convertible Cash Pay Bond>$250MM Index (formerly the Barclays U.S. Convertible Cash Pay Bond>$250MM Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 3.98%, net of fees, while the total return for the Index was 4.44%.

The Index posted a positive return for the reporting period. The convertible securities represented in the Index are cash pay bonds, which pay interest on a periodic basis just like non-convertible corporate bonds. However, the interest rates on convertible bonds are typically lower because they have an equity conversion feature — the bonds can be redeemed for shares of the issuer’s stock. The hybrid nature of convertible bonds gives them characteristics similar to both stocks and bonds. As such, the Index performed in line with the broad U.S. stock and bond markets, both of which posted gains of approximately 4.5% for the reporting period.

From a sector perspective, convertible bonds in the technology sector, which represented the largest sector in the Index on average during the reporting period, contributed the most to the Index’s performance. Many of the top contributors in this sector were semiconductor manufacturers, which benefited from the strong growth of cloud computing and the associated data center expansion. Real estate investment trusts were notable contributors to the Index’s performance, benefiting from low interest rates and strong commercial property markets. Other contributors included convertible bonds in the communications and capital goods industries.

On the downside, the energy and consumer-oriented sectors of the Index detracted the most from performance. Despite a rebound in energy prices during the latter half of the reporting period, continued concerns about oversupply put downward pressure on the energy sector. Consumer-oriented companies faced lackluster retail sales and changing patterns of consumption, particularly increased growth in online shopping.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments*

Technology	32.05%
Communications	25.24
Consumer Non-Cyclical	17.60
Financial	8.15
Energy	4.96
Consumer Cyclical	4.67
Industrial	4.53
Basic Materials	2.27
Utilities	0.53

TOTAL	100.00%

ALLOCATION BY MATURITY

As of 10/31/16

Maturity	Percentage of Total Investments*

0-1 Year	2.23%
1-5 Years	57.68
5-10 Years	16.47
10-15 Years	1.47
15-20 Years	7.59
More than 20 Years	14.56

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® FLOATING RATE BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.39%	1.49%	1.54%	1.39%	1.49%	1.54%
5 Years	1.25%	1.33%	1.40%	6.41%	6.81%	7.19%
Since Inception	0.91%	0.93%	1.10%	5.01%	5.11%	6.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/11. The first day of secondary market trading was 6/17/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.10	$1.01	$1,000.00	$1,024.10	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FLOATING RATE BOND ETF

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Bloomberg Barclays US Floating Rate Note<5 Years Index (formerly the Barclays US Floating Rate Note<5 Years Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 1.39%, net of fees, while the total return for the Index was 1.54%.

The Index posted a modestly positive return for the reporting period. The Index consists of short-term, investment-grade bonds with interest rates that reset at regular intervals.

Although U.S. bond yields generally declined during the reporting period, short-term bond yields rose modestly, reflecting the Fed’s short-term interest rate increase in late 2015 and expectations of further rate hikes in 2016. Rising rates are generally positive for floating-rate bonds as their interest rates then reset higher. In addition, expectations of higher interest rates typically lead to stronger investor demand for floating-rate bonds.

Within the Index, higher-quality bonds underperformed lower-quality securities, reflecting a similar trend across all segments of the U.S. bond market. Lower-quality bonds attracted greater demand because of their yield advantage over higher-rated securities.

Every sector of the Index contributed to performance for the reporting period. In the corporate bond sector, floating-rate securities issued by banks, which represented more than half of the Index on average during the reporting period, contributed the most to Index performance. Floating-rate bonds issued by consumer-oriented companies also contributed notably to Index performance, led by the automotive industry.

Outside of corporate bonds, floating-rate securities issued by foreign government funding agencies, which represented approximately 11% of the Index on average during the reporting period, also contributed to Index performance.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments [1]

Financial	59.26%
Foreign Government Obligations	16.18
Energy	5.79
Consumer Cyclical	5.74
Consumer Non-Cyclical	4.25
Communications	3.81
Technology	3.00
Industrial	1.27
Utilities	0.41
Basic Materials	0.29

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	16.79%
Aa	27.86
A	42.57
Baa	12.02
Ba	0.30
Not Rated	0.46

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 95.64%

ADVERTISING — 0.17%
Affinion Group Inc.
7.88%, 12/15/18 (Call 12/01/16)	$875	$630,000
inVentiv Health Inc.
9.00%, 01/15/18 (Call 12/01/16)[a]	1,480	1,498,500

		2,128,500
AEROSPACE & DEFENSE — 0.60%
Accudyne Industries Borrower/Accudyne Industries LLC
7.75%, 12/15/20 (Call 12/01/16)[a]	1,625	1,291,875
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 12/01/16)	1,457	1,330,524
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a]	1,100	1,204,500
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/16)	1,297	1,334,649
7.50%, 07/15/21 (Call 12/01/16)	1,150	1,217,148
Triumph Group Inc.
4.88%, 04/01/21 (Call 04/01/17)[b]	1,025	951,620

		7,330,316
AGRICULTURE — 0.26%
Alliance One International Inc.
9.88%, 07/15/21 (Call 07/15/17)[b]	2,016	1,688,400
Vector Group Ltd.
7.75%, 02/15/21 (Call 12/01/16)	1,450	1,517,063

		3,205,463
AIRLINES — 0.79%
Air Canada
7.75%, 04/15/21[a],b	1,125	1,237,734
American Airlines Group Inc.
4.63%, 03/01/20[a],b	1,265	1,272,511

Security	Principal (000s)	Value
5.50%, 10/01/19[a]	$2,125	$2,194,062
6.13%, 06/01/18[b]	1,270	1,321,065
Continental Airlines Inc. 2012-3 Pass Through Trust Class C
6.13%, 04/29/18	899	943,051
Virgin Australia Holdings Ltd.
7.88%, 10/15/21[a]	1,425	1,456,635
8.50%, 11/15/19[a]	1,175	1,227,523

		9,652,581
APPAREL — 0.08%
William Carter Co. (The)
5.25%, 08/15/21 (Call 08/15/17)	1,000	1,042,500

		1,042,500
AUTO MANUFACTURERS — 0.89%
Fiat Chrysler Automobile NV
4.50%, 04/15/20[b]	6,020	6,163,554
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,b]	1,350	1,372,394
4.13%, 12/15/18[a]	2,050	2,099,441
4.25%, 11/15/19[a]	1,225	1,271,091

		10,906,480
AUTO PARTS & EQUIPMENT — 0.67%
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 12/01/16)[b]	1,210	1,260,345
Dana Inc.
5.38%, 09/15/21 (Call 12/01/16)[b]	1,150	1,196,000
Schaeffler Finance BV
4.25%, 05/15/21 (Call 05/15/17)[a]	1,500	1,543,125
Titan International Inc.
6.88%, 10/01/20 (Call 12/01/16)	1,342	1,285,636
ZF North America Capital Inc.
4.00%, 04/29/20[a],b	2,815	2,966,306

		8,251,412

SCHEDULES OF INVESTMENTS	17

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
BANKS — 2.28%
CIT Group Inc.
3.88%, 02/19/19	$2,740	$2,780,834
4.25%, 08/15/17	4,745	4,808,477
5.00%, 05/15/17	3,370	3,416,939
5.25%, 03/15/18[b]	4,037	4,163,156
5.38%, 05/15/20[b]	2,020	2,161,600
5.50%, 02/15/19[a]	4,995	5,251,641
6.63%, 04/01/18[a]	1,720	1,815,206
Provident Funding Associates LP/PFG Finance Corp.
6.75%, 06/15/21 (Call 12/01/16)[a]	1,200	1,206,750
Royal Bank of Scotland Group PLC
4.70%, 07/03/18	1,070	1,094,036
Royal Bank of Scotland NV (The)
4.65%, 06/04/18[b]	1,240	1,271,425

		27,970,064
BEVERAGES — 0.67%
Constellation Brands Inc.
3.75%, 05/01/21	1,500	1,585,950
3.88%, 11/15/19	1,115	1,170,750
7.25%, 05/15/17[b]	1,851	1,907,967
Cott Beverages Inc.
6.75%, 01/01/20 (Call 01/01/17)[b]	1,320	1,371,150
DS Services of America Inc.
10.00%, 09/01/21 (Call 09/01/17)[a]	900	998,000
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.50%, 08/15/19 (Call 11/14/16)[a]	1,103	1,157,819

		8,191,636
BUILDING MATERIALS — 0.79%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 12/01/16)	2,185	2,075,204
Euramax International Inc.
12.00%, 08/15/20 (Call 02/15/18)[a]	950	988,000

Security	Principal (000s)	Value
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)	$1,150	$1,177,600
7.13%, 03/15/20	1,413	1,619,651
Standard Industries Inc./NJ
5.13%, 02/15/21 (Call 02/15/18)[a,b]	1,425	1,495,359
USG Corp.
6.30%, 11/15/16	1,113	1,111,776
9.50%, 01/15/18	1,200	1,301,250

		9,768,840
CHEMICALS — 1.97%
Ashland LLC
3.88%, 04/15/18 (Call 03/15/18)[b]	1,670	1,711,750
Chemtura Corp.
5.75%, 07/15/21 (Call 12/01/16)	300	312,400
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/16)[b]	4,220	3,671,569
8.88%, 02/01/18 (Call 12/01/16)	2,470	2,353,889
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/16)	1,875	1,356,836
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)[b]	1,750	1,820,875
INEOS Group Holdings SA
5.88%, 02/15/19 (Call 12/01/16)[a],b	1,150	1,171,562
Momentive Performance Materials Inc.
3.88%, 10/24/21 (Call 12/01/16)	1,550	1,379,500
MPM Escrow LLC[c]
8.88%, 10/15/20	1,150	—
Perstorp Holding AB
8.75%, 05/15/17 (Call 12/01/16)[a,b]	850	850,208
11.00%, 08/15/17 (Call 12/01/16)[a,b]	1,100	1,093,750

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Platform Specialty Products Corp.
10.38%, 05/01/21 (Call 05/01/18)[a]	$1,350	$1,461,094
Rain CII Carbon LLC/CII Carbon Corp.
8.00%, 12/01/18 (Call 12/01/16)[a]	1,200	1,175,667
8.25%, 01/15/21 (Call 12/01/16)[a]	1,000	972,917
TPC Group Inc.
8.75%, 12/15/20 (Call 12/15/16)[a,b]	2,345	1,921,434
Tronox Finance LLC
6.38%, 08/15/20 (Call 12/01/16)	2,495	2,239,262
WR Grace & Co.-Conn
5.13%, 10/01/21[a]	700	746,000

		24,238,713
COAL — 0.17%
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a]	2,800	2,149,000

		2,149,000
COMMERCIAL SERVICES — 2.59%
ADT Corp. (The)
6.25%, 10/15/21	2,700	2,955,690
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/16)	2,588	2,668,875
8.75%, 12/01/20 (Call 12/01/16)[b]	2,730	2,649,651
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[a]	1,705	1,494,311
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 12/01/16)[a,b]	1,610	1,702,575
Constellis Holdings LLC/Constellis Finance Corp.
9.75%, 05/15/20 (Call 05/15/17)[a]	1,222	1,254,078
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 12/01/16)[a]	1,600	1,280,000

Security	Principal (000s)	Value
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	$2,170	$1,855,350
Hertz Corp. (The)
5.88%, 10/15/20 (Call 12/01/16)[b]	1,750	1,798,125
6.75%, 04/15/19 (Call 12/01/16)[b]	1,770	1,802,874
7.38%, 01/15/21 (Call 12/01/16)	2,370	2,440,742
Laureate Education Inc.
9.25%, 09/01/19 (Call 12/01/16)[a]	4,073	3,816,479
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)[b]	1,290	1,315,800
Live Nation Entertainment Inc.
7.00%, 09/01/20 (Call 12/01/16)[a]	1,055	1,095,301
Monitronics International Inc.
9.13%, 04/01/20 (Call 12/01/16)[b]	1,620	1,530,450
RR Donnelley & Sons Co.
7.63%, 06/15/20[b]	870	939,165
7.88%, 03/15/21[b]	1,180	1,268,500

		31,867,966
COMPUTERS — 0.87%
Dell Inc.
4.63%, 04/01/21[b]	1,500	1,545,703
5.65%, 04/15/18	1,105	1,149,210
5.88%, 06/15/19[b]	1,650	1,760,786
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.88%, 06/15/21 (Call 06/15/18)[a]	4,655	4,891,474
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)[b]	1,370	1,390,524

		10,737,697
COSMETICS & PERSONAL CARE — 0.54%
Albea Beauty Holdings SA
8.38%, 11/01/19 (Call 12/01/16)[a]	961	1,001,362

SCHEDULES OF INVESTMENTS	19

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Avon Products Inc.
6.50%, 03/01/19	$885	$933,233
6.60%, 03/15/20	1,420	1,458,606
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 12/01/16)[a,b]	1,750	1,743,437
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/01/16)	1,442	1,459,042

		6,595,680
DISTRIBUTION & WHOLESALE — 0.13%
American Builders & Contractors Supply Co. Inc.
5.63%, 04/15/21 (Call 12/01/16)[a]	1,600	1,658,000

		1,658,000
DIVERSIFIED FINANCIAL SERVICES — 9.00%
Aircastle Ltd.
4.63%, 12/15/18[b]	1,070	1,114,131
5.13%, 03/15/21[b]	1,315	1,400,710
6.25%, 12/01/19[b]	1,478	1,607,325
6.75%, 04/15/17[b]	1,200	1,223,625
Ally Financial Inc.
2.75%, 01/30/17	2,686	2,687,416
3.25%, 02/13/18	1,750	1,757,588
3.25%, 11/05/18[b]	2,085	2,077,181
3.50%, 01/27/19[b]	2,050	2,052,563
3.60%, 05/21/18	2,920	2,941,710
3.75%, 11/18/19[b]	2,290	2,295,725
4.13%, 03/30/20	2,150	2,184,937
4.25%, 04/15/21	1,575	1,588,781
4.75%, 09/10/18	2,170	2,230,775
5.50%, 02/15/17	3,880	3,913,950
6.25%, 12/01/17	2,740	2,845,329
7.50%, 09/15/20	1,420	1,604,054
8.00%, 12/31/18	1,410	1,541,306
8.00%, 03/15/20[b]	2,743	3,110,366
Enova International Inc.
9.75%, 06/01/21 (Call 06/01/17)	1,575	1,480,500
FBM Finance Inc.
8.25%, 08/15/21 (Call 08/15/18)[a,b]	1,650	1,719,437

Security	Principal (000s)	Value
Fly Leasing Ltd.
6.75%, 12/15/20 (Call 12/15/16)	$850	$883,150
Globe Luxembourg SCA
9.63%, 05/01/18 (Call 05/01/17)[a]	1,200	1,149,260
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)[b]	3,785	3,789,381
4.88%, 03/15/19 (Call 12/01/16)	3,535	3,527,022
6.00%, 08/01/20 (Call 02/01/17)[b]	4,715	4,682,589
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
12.13%, 09/01/18 (Call 12/01/16)[a,b]	1,424	1,475,620
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.38%, 04/01/20 (Call 12/01/16)[a]	3,550	3,523,375
7.50%, 04/15/21 (Call 10/15/17)[a,b]	1,050	1,027,875
KCG Holdings Inc.
6.88%, 03/15/20 (Call 03/15/17)[a]	1,250	1,235,938
Lincoln Finance Ltd.
7.38%, 04/15/21 (Call 04/15/18)[a,b]	865	930,733
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/16)	1,495	1,515,556
6.50%, 07/01/21 (Call 01/01/17)	2,000	1,976,426
7.88%, 10/01/20 (Call 12/01/16)	1,360	1,388,293
9.63%, 05/01/19 (Call 12/01/16)[b]	750	784,307
Navient Corp.
4.63%, 09/25/17	1,668	1,693,020
4.88%, 06/17/19[b]	2,755	2,785,994
5.00%, 10/26/20[b]	1,620	1,601,775

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.50%, 01/15/19	$3,485	$3,563,412
5.88%, 03/25/21[b]	1,380	1,376,550
6.63%, 07/26/21	2,110	2,123,188
8.00%, 03/25/20	4,133	4,484,305
8.45%, 06/15/18	6,310	6,822,687
NewStar Financial Inc.
7.25%, 05/01/20 (Call 05/01/17)	1,000	995,000
NFP Corp.
9.00%, 07/15/21 (Call 12/01/16)[a]	1,800	1,846,800
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/15/16)[a]	1,920	1,987,200
Springleaf Finance Corp.
5.25%, 12/15/19	1,932	1,938,440
6.90%, 12/15/17[b]	3,750	3,924,902
7.75%, 10/01/21[b]	1,750	1,820,000
8.25%, 12/15/20[b]	2,925	3,171,955
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 12/01/16)[a,b]	1,649	1,232,628

		110,634,790
ELECTRIC — 2.17%
AES Corp./VA
7.38%, 07/01/21 (Call 06/01/21)	3,150	3,551,625
8.00%, 06/01/20[b]	1,505	1,745,800
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)	2,200	2,296,250
Dynegy Inc.
6.75%, 11/01/19 (Call 05/01/17)	6,110	6,178,110
FirstEnergy Corp. Series A
2.75%, 03/15/18 (Call 02/15/18)	1,301	1,314,408
GenOn Energy Inc.
7.88%, 06/15/17	1,620	1,323,900
9.50%, 10/15/18	1,708	1,355,725
9.88%, 10/15/20 (Call 12/01/16)[b]	1,200	896,250

Security	Principal (000s)	Value
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)[b]	$1,185	$1,211,544
5.00%, 05/01/18 (Call 04/01/18)[b]	1,035	1,078,987
NRG Energy Inc.
7.88%, 05/15/21 (Call 12/01/16)	1,137	1,188,165
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 12/01/16)[a,b]	3,505	3,329,625
6.50%, 05/01/18	1,135	1,176,011

		26,646,400
ELECTRICAL COMPONENTS & EQUIPMENT — 0.32%
Anixter Inc.
5.13%, 10/01/21	847	884,707
5.63%, 05/01/19[b]	900	954,281
Edgewell Personal Care Co.
4.70%, 05/19/21[b]	1,950	2,052,231

		3,891,219
ELECTRONICS — 0.26%
Kemet Corp.
10.50%, 05/01/18 (Call 12/01/16)	926	923,685
Rexel SA
5.25%, 06/15/20 (Call 12/01/16)[a,b]	1,130	1,169,550
Sanmina Corp.
4.38%, 06/01/19[a]	1,030	1,073,775

		3,167,010
ENGINEERING & CONSTRUCTION — 0.06%
Michael Baker International LLC/CDL Acquisition Co. Inc.
8.25%, 10/15/18 (Call 12/01/16)[a]	685	681,575

		681,575
ENTERTAINMENT — 1.55%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
5.25%, 03/15/21 (Call 12/01/16)[b]	1,700	1,756,844

SCHEDULES OF INVESTMENTS	21

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Gibson Brands Inc.
8.88%, 08/01/18 (Call 12/01/16)[a]	$900	$657,000
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[b]	1,130	1,172,110
4.38%, 04/15/21	1,270	1,337,996
4.88%, 11/01/20 (Call 08/01/20)	2,810	2,999,675
Greektown Holdings LLC/Greektown Mothership Corp.
8.88%, 03/15/19 (Call 12/01/16)[a]	1,200	1,267,059
International Game Technology
7.50%, 06/15/19[b]	1,650	1,827,739
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	1,500	1,587,422
Isle of Capri Casinos Inc.
5.88%, 03/15/21 (Call 12/01/16)	1,500	1,552,500
8.88%, 06/15/20 (Call 12/01/16)	903	955,487
Production Resource Group Inc.
8.88%, 05/01/19 (Call 12/01/16)	850	517,083
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 08/15/21 (Call 08/15/18)[a,b]	995	1,029,183
Six Flags Entertainment Corp.
5.25%, 01/15/21 (Call 12/01/16)[a]	2,270	2,340,938

		19,001,036
ENVIRONMENTAL CONTROL — 0.75%
Advanced Disposal Services Inc.
8.25%, 10/01/20 (Call 12/01/16)	1,265	1,321,925
Casella Waste Systems Inc.
7.75%, 02/15/19 (Call 11/16/16)[b]	909	928,480

Security	Principal (000s)	Value
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	$2,250	$2,300,625
5.25%, 08/01/20 (Call 12/01/16)	2,038	2,087,545
Covanta Holding Corp.
7.25%, 12/01/20 (Call 12/01/16)[b]	980	1,006,950
GFL Environmental Inc.
9.88%, 02/01/21 (Call 02/01/18)[a,b]	1,400	1,540,000

		9,185,525
FOOD — 1.01%
Aramark Services Inc.
5.75%, 03/15/20 (Call 12/01/16)	463	476,311
B&G Foods Inc.
4.63%, 06/01/21 (Call 12/01/16)[b]	1,900	1,954,229
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 12/01/16)[a]	1,273	1,100,399
Bumble Bee Holdings Inc.
9.00%, 12/15/17 (Call 12/01/16)[a,b]	1,279	1,280,244
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
4.88%, 05/01/21 (Call 12/01/16)[b]	1,100	1,129,104
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 12/01/16)[a,b]	843	851,044
7.75%, 07/01/17[b]	1,033	1,070,446
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)	1,100	1,101,269
Tesco PLC
2.70%, 01/05/17[a]	1,000	1,000,835
5.50%, 11/15/17[a]	2,400	2,476,875

		12,440,756

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FOREST PRODUCTS & PAPER — 0.07%
Tembec Industries Inc.
9.00%, 12/15/19 (Call 12/01/16)[a]	$1,050	$834,750

		834,750
GAS — 0.58%
China Oil & Gas Group Ltd.
5.25%, 04/25/18 (Call 12/01/16)[a]	805	815,642
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	1,200	1,188,000
Sabine Pass LNG LP
6.50%, 11/01/20 (Call 11/30/16)	1,055	1,092,853
7.50%, 11/30/16	4,000	4,011,860

		7,108,355
HAND & MACHINE TOOLS — 0.19%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 12/01/16)[a]	1,135	1,038,525
Milacron LLC/Mcron Finance Corp.
7.75%, 02/15/21 (Call 12/01/16)[a]	1,321	1,353,274

		2,391,799
HEALTH CARE — PRODUCTS — 1.57%
Alere Inc.
6.50%, 06/15/20 (Call 12/01/16)	1,110	1,128,795
7.25%, 07/01/18 (Call 12/01/16)[b]	1,350	1,377,000
ConvaTec Healthcare E SA
10.50%, 12/15/18 (Call 12/01/16)[a]	1,800	1,814,657
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a,b]	2,850	2,614,227
Immucor Inc.
11.13%, 08/15/19 (Call 12/01/16)[b]	1,310	1,231,400

Security	Principal (000s)	Value
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[a]	$1,500	$1,624,250
9.63%, 10/01/21 (Call 10/01/18)[a]	4,500	4,348,125
12.50%, 11/01/21 (Call 05/01/19)[a,b]	1,586	1,530,490
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	1,930	1,939,489
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 12/01/16)[b]	1,820	1,742,840

		19,351,273
HEALTH CARE — SERVICES — 6.36%
Centene Corp.
5.63%, 02/15/21 (Call 02/15/18)	3,930	4,141,237
5.75%, 06/01/17	990	1,014,063
6.38%, 06/01/17	710	727,182
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 12/01/16)	2,145	2,119,863
5.13%, 08/01/21 (Call 02/01/17)	2,750	2,564,375
7.13%, 07/15/20 (Call 07/15/17)[b]	3,398	2,752,380
8.00%, 11/15/19 (Call 12/01/16)[b]	5,301	4,647,652
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a]	1,700	1,771,577
5.63%, 07/31/19[a]	2,235	2,423,113
6.50%, 09/15/18[a]	800	864,660
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[a,b]	2,150	2,399,490
6.88%, 07/15/17	1,060	1,098,160
HCA Holdings Inc.
6.25%, 02/15/21[b]	3,285	3,530,462

SCHEDULES OF INVESTMENTS	23

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
HCA Inc.
3.75%, 03/15/19	$4,085	$4,183,113
4.25%, 10/15/19	1,720	1,786,516
6.50%, 02/15/20[b]	8,348	9,255,845
8.00%, 10/01/18[b]	1,400	1,550,231
IASIS Healthcare LLC/IASIS Capital Corp.
8.38%, 05/15/19 (Call 12/01/16)[b]	2,455	2,339,410
Kindred Healthcare Inc.
8.00%, 01/15/20[b]	2,345	2,361,347
Select Medical Corp.
6.38%, 06/01/21 (Call 12/01/16)	2,000	1,981,250
Surgery Center Holdings Inc.
8.88%, 04/15/21 (Call 04/15/18)[a]	1,050	1,118,250
Tenet Healthcare Corp.
4.38%, 10/01/21	2,900	2,885,500
4.50%, 04/01/21[b]	2,350	2,350,000
4.75%, 06/01/20	1,325	1,354,813
5.00%, 03/01/19[b]	3,285	3,193,644
5.50%, 03/01/19	1,240	1,213,724
6.00%, 10/01/20	4,965	5,230,032
6.25%, 11/01/18[b]	3,090	3,261,329
8.00%, 08/01/20 (Call 12/01/16)	2,128	2,114,301
WellCare Health Plans Inc.
5.75%, 11/15/20 (Call 12/01/16)	1,887	1,943,591

		78,177,110
HOLDING COMPANIES — DIVERSIFIED — 0.59%
HRG Group Inc.
7.88%, 07/15/19 (Call 12/01/16)	2,595	2,720,598
Noble Group Ltd.
6.75%, 01/29/20[a,b]	4,050	3,361,500
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 12/01/16)[a,b]	1,135	1,181,109

		7,263,207

Security	Principal (000s)	Value
HOME BUILDERS — 2.21%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.88%, 02/15/21 (Call 02/15/17)[a]	$985	$957,913
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/16)[a]	1,670	1,719,951
CalAtlantic Group Inc.
8.38%, 05/15/18	1,471	1,603,594
8.38%, 01/15/21[b]	1,015	1,202,775
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	650	669,500
4.00%, 02/15/20[b]	1,275	1,330,055
4.75%, 05/15/17	1,199	1,216,985
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 12/01/16)[a,b]	1,384	1,245,662
KB Home
4.75%, 05/15/19 (Call 02/15/19)	1,060	1,085,672
8.00%, 03/15/20[b]	1,045	1,161,982
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	1,205	1,256,464
4.50%, 11/15/19 (Call 08/15/19)	1,550	1,613,937
4.75%, 12/15/17 (Call 09/15/17)[b]	853	870,460
4.75%, 04/01/21 (Call 02/01/21)[b]	1,475	1,562,585
12.25%, 06/01/17[b]	1,084	1,147,491
Mattamy Group Corp.
6.50%, 11/15/20 (Call 12/01/16)[a]	1,035	1,035,000
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	1,925	2,011,625
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 12/01/16)[a]	1,446	1,486,669

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Toll Brothers Finance Corp.
4.00%, 12/31/18 (Call 11/30/18)	$790	$814,358
8.91%, 10/15/17[b]	966	1,023,960
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	1,110	1,138,829
William Lyon Homes Inc.
8.50%, 11/15/20 (Call 12/01/16)[b]	1,010	1,057,975

		27,213,442
HOUSEHOLD PRODUCTS & WARES — 1.52%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)[b]	1,600	1,685,762
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/16)	9,020	9,277,844
6.88%, 02/15/21 (Call 12/01/16)	2,600	2,689,460
8.25%, 02/15/21 (Call 12/01/16)	2,150	2,239,427
9.88%, 08/15/19 (Call 11/06/16)	2,750	2,818,924

		18,711,417
INSURANCE — 0.93%
American Equity Investment Life Holding Co.
6.63%, 07/15/21 (Call 07/15/17)	1,180	1,234,575
Genworth Holdings Inc.
6.52%, 05/22/18	1,710	1,726,400
7.20%, 02/15/21	1,045	965,972
7.63%, 09/24/21	2,050	1,924,460
7.70%, 06/15/20	1,075	1,045,185
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/16)[a]	855	874,237
Radian Group Inc.
5.25%, 06/15/20[b]	899	947,321
7.00%, 03/15/21[b]	1,070	1,197,323

Security	Principal (000s)	Value
USI Inc./NY
7.75%, 01/15/21 (Call 12/01/16)[a,b]	$1,549	$1,566,566

		11,482,039
INTERNET — 0.41%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[b]	1,370	1,415,666
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 12/01/16)	1,187	1,204,593
Mood Media Corp.
9.25%, 10/15/20 (Call 12/01/16)[a]	1,184	898,360
Netflix Inc.
5.38%, 02/01/21	1,435	1,550,569

		5,069,188
IRON & STEEL — 2.24%
AK Steel Corp.
7.63%, 05/15/20 (Call 12/01/16)[b]	1,510	1,519,312
7.63%, 10/01/21 (Call 10/01/17)[b]	1,150	1,147,520
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	1,349	1,245,577
9.38%, 06/01/19[b]	940	993,110
ArcelorMittal
6.25%, 08/05/20	1,750	1,899,042
6.50%, 03/01/21	3,455	3,801,449
10.85%, 06/01/19	2,350	2,817,514
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC
6.50%, 05/15/21 (Call 05/15/18)[a,b]	1,250	1,318,106
Cliffs Natural Resources Inc.
7.75%, 03/31/20 (Call 03/31/17)[a]	1,350	1,286,250
8.25%, 03/31/20 (Call 03/31/18)[a]	1,485	1,613,081
Commercial Metals Co.
7.35%, 08/15/18	1,050	1,128,750

SCHEDULES OF INVESTMENTS	25

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Evraz Inc. N.A. Canada
7.50%, 11/15/19 (Call 05/15/17)[a]	$1,270	$1,279,525
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)	1,900	1,976,000
6.13%, 08/15/19 (Call 12/01/16)	1,174	1,210,577
U.S. Steel Corp.
7.38%, 04/01/20[b]	1,551	1,545,399
8.38%, 07/01/21 (Call 07/01/18)[a]	2,615	2,773,807

		27,555,019
LEISURE TIME — 0.39%
Carlson Wagonlit BV
6.88%, 06/15/19 (Call 12/01/16)[a,b]	949	977,714
NCL Corp. Ltd.
4.63%, 11/15/20 (Call 11/15/17)[a,b]	1,770	1,786,990
5.25%, 11/15/19 (Call 12/01/16)[a]	2,000	2,040,649

		4,805,353
LODGING — 1.12%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/16)	2,650	2,749,375
MGM Resorts International
5.25%, 03/31/20[b]	1,350	1,432,947
6.75%, 10/01/20[b]	2,785	3,091,350
8.63%, 02/01/19	2,605	2,919,228
11.38%, 03/01/18	1,510	1,691,074
Playa Resorts Holding BV
8.00%, 08/15/20 (Call 12/01/16)[a]	850	869,656
Seminole Hard Rock Entertainment Inc./Seminole Hard Rock International LLC
5.88%, 05/15/21 (Call 12/01/16)[a]	1,000	991,250

		13,744,880

Security	Principal (000s)	Value
MACHINERY — 1.88%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 12/01/16)[a]	$2,310	$2,021,910
Case New Holland Industrial Inc.
7.88%, 12/01/17	3,100	3,286,000
CNH Industrial Capital LLC
3.25%, 02/01/17	1,300	1,300,895
3.38%, 07/15/19[b]	1,200	1,201,332
3.63%, 04/15/18[b]	1,635	1,649,306
3.88%, 07/16/18	1,570	1,587,662
3.88%, 10/15/21	1,350	1,339,875
4.38%, 11/06/20[b]	1,680	1,713,600
4.88%, 04/01/21[b]	1,400	1,457,313
6.25%, 11/01/16	1,253	1,252,687
Gardner Denver Inc.
6.88%, 08/15/21 (Call 12/01/16)[a,b]	1,750	1,715,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 12/01/16)[a]	1,385	1,181,867
Terex Corp.
6.00%, 05/15/21 (Call 12/01/16)	2,150	2,193,384
Xerium Technologies Inc.
9.50%, 08/15/21 (Call 08/15/18)[a,b]	1,275	1,268,625

		23,169,456
MANUFACTURING — 0.82%
Bombardier Inc.
4.75%, 04/15/19[a]	1,450	1,444,523
5.50%, 09/15/18[a]	2,070	2,134,257
7.50%, 03/15/18[a]	1,955	2,069,697
7.75%, 03/15/20[a]	2,305	2,339,719
Harsco Corp.
5.75%, 05/15/18	1,110	1,177,710
LSB Industries Inc.
8.50%, 08/01/19 (Call 12/01/16)b,[d]	991	910,894

		10,076,800

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MEDIA — 5.46%
Cablevision Systems Corp.
7.75%, 04/15/18	$2,145	$2,259,437
8.00%, 04/15/20[b]	1,415	1,503,437
8.63%, 09/15/17	2,711	2,832,995
CCO Holdings LLC/CCO Holdings Capital Corp.
5.25%, 03/15/21 (Call 12/01/16)	1,500	1,556,591
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%, 09/15/20 (Call 12/01/16)[a,b]	4,250	4,377,500
Clear Channel Worldwide Holdings Inc.
Series B
7.63%, 03/15/20 (Call 12/01/16)	5,283	5,124,510
Cogeco Communications Inc.
4.88%, 05/01/20 (Call 12/01/16)[a,b]	1,370	1,414,962
CSC Holdings LLC
8.63%, 02/15/19[b]	2,017	2,244,651
DISH DBS Corp.
4.25%, 04/01/18[b]	3,195	3,273,224
4.63%, 07/15/17[b]	2,476	2,522,425
5.13%, 05/01/20	3,075	3,182,625
6.75%, 06/01/21[b]	5,750	6,204,250
7.88%, 09/01/19	4,140	4,610,594
Graham Holdings Co.
7.25%, 02/01/19[b]	900	978,750
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/16)[b]	4,345	3,296,769
9.00%, 03/01/21 (Call 12/01/16)	4,875	3,485,625
10.00%, 01/15/18 (Call 12/01/16)	2,225	1,579,750
11.25%, 03/01/21 (Call 12/01/16)[b]	1,750	1,326,719
Nexstar Broadcasting Inc.
6.88%, 11/15/20 (Call 12/01/16)	1,190	1,231,948

Security	Principal (000s)	Value
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/16)	$2,166	$2,206,612
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 12/01/16)[b]	1,500	1,554,375
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 12/01/16)[a]	1,635	1,670,970
Starz LLC/Starz Finance Corp.
5.00%, 09/15/19 (Call 12/01/16)	1,974	1,999,539
TEGNA Inc.
4.88%, 09/15/21 (Call 09/15/17)[a,b]	925	959,109
5.13%, 10/15/19 (Call 12/01/16)	1,330	1,368,237
5.13%, 07/15/20 (Call 12/01/16)	1,680	1,739,267
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 12/01/16)	2,445	2,567,285

		67,072,156
METAL FABRICATE & HARDWARE — 0.14%
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 12/01/16)[a]	1,695	1,698,531

		1,698,531
MINING — 4.06%
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/16)[b]	1,295	1,288,525
9.50%, 04/01/21 (Call 04/01/18)[a]	1,350	1,447,242
Anglo American Capital PLC
2.63%, 09/27/17[a]	1,800	1,799,400
3.63%, 05/14/20[a,b]	4,200	4,208,595
4.13%, 04/15/21[a]	1,200	1,207,050
4.45%, 09/27/20[a]	1,200	1,225,314
9.38%, 04/08/19[a]	2,000	2,287,000

SCHEDULES OF INVESTMENTS	27

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Arconic Inc.
5.40%, 04/15/21 (Call 01/15/21)[b]	$3,300	$3,505,875
5.55%, 02/01/17	2,320	2,339,011
5.72%, 02/23/19	2,100	2,238,469
6.15%, 08/15/20[b]	3,100	3,374,970
6.75%, 07/15/18	2,080	2,223,520
Coeur Mining Inc.
7.88%, 02/01/21 (Call 02/01/17)[b]	985	1,016,520
Constellium NV
7.88%, 04/01/21 (Call 04/01/18)[a,b]	885	943,584
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/15/16)[a,b]	1,649	1,679,146
Freeport-McMoRan Inc.
2.15%, 03/01/17[b]	1,000	995,154
2.30%, 11/14/17	2,475	2,443,603
2.38%, 03/15/18	3,950	3,912,475
3.10%, 03/15/20[b]	2,706	2,592,262
Hecla Mining Co.
6.88%, 05/01/21 (Call 12/01/16)[b]	1,300	1,332,175
IAMGOLD Corp.
6.75%, 10/01/20 (Call 12/01/16)[a]	1,435	1,409,887
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)	1,300	1,348,208
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a,b]	1,570	1,663,328
Teck Resources Ltd.
3.00%, 03/01/19	485	477,725
4.50%, 01/15/21 (Call 10/15/20)	1,345	1,351,725
8.00%, 06/01/21 (Call 06/01/18)[a]	1,473	1,610,511

		49,921,274

Security	Principal (000s)	Value
OIL & GAS — 8.80%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
9.63%, 10/15/18 (Call 12/01/16)	$1,300	$1,241,500
Antero Resources Corp.
6.00%, 12/01/20 (Call 12/01/16)	1,475	1,511,875
Atwood Oceanics Inc.
6.50%, 02/01/20 (Call 12/01/16)[b]	1,475	1,172,625
Baytex Energy Corp.
5.13%, 06/01/21 (Call 06/01/17)[a]	1,075	903,269
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)	2,775	2,188,781
11.50%, 01/15/21 (Call 04/15/18)[a]	1,125	1,269,241
Canbriam Energy Inc.
9.75%, 11/15/19 (Call 05/15/17)[a]	1,150	1,204,146
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (Call 12/01/16)	1,848	1,919,610
Cenovus Energy Inc.
5.70%, 10/15/19	3,820	4,116,783
Citgo Holding Inc.
10.75%, 02/15/20[a]	4,425	4,507,784
Clayton Williams Energy Inc.
7.75%, 04/01/19 (Call 12/01/16)[b]	1,375	1,371,719
Continental Resources Inc./OK
7.13%, 04/01/21 (Call 11/10/16)	1,550	1,606,575
CrownRock LP/CrownRock Finance Inc.
7.13%, 04/15/21 (Call 12/01/16)[a]	925	954,138
Denbury Resources Inc.
9.00%, 05/15/21 (Call 12/15/18)[a]	1,650	1,720,125

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Diamond Offshore Drilling Inc.
5.88%, 05/01/19	$300	$313,004
Endeavor Energy Resources LP/EER Finance Inc.
7.00%, 08/15/21 (Call 12/01/16)[a]	1,600	1,632,000
Energen Corp.
4.63%, 09/01/21 (Call 06/01/21)	1,050	1,050,000
Ensco PLC
4.70%, 03/15/21[b]	2,300	2,114,736
EP Energy LLC/Everest Acquisition Finance Inc.
9.38%, 05/01/20 (Call 12/01/16)	4,300	3,375,500
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.
7.88%, 07/15/21 (Call 07/15/18)[a,b]	1,450	1,533,375
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/15/17)[b]	1,850	1,891,074
Gulfport Energy Corp.
7.75%, 11/01/20 (Call 11/05/16)	1,540	1,582,350
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[a,b]	1,475	1,493,437
Hilcorp Energy I LP/Hilcorp Finance Co.
7.63%, 04/15/21 (Call 11/16/16)[a]	950	973,059
MEG Energy Corp.
6.50%, 03/15/21 (Call 12/01/16)[a]	1,975	1,691,094
Murphy Oil Corp.
3.50%, 12/01/17	1,600	1,614,640
Nabors Industries Inc.
4.63%, 09/15/21	2,000	1,972,153
5.00%, 09/15/20	1,875	1,881,578
6.15%, 02/15/18	2,475	2,569,580
Noble Holding International Ltd.
4.63%, 03/01/21	1,175	988,714
4.90%, 08/01/20[b]	1,150	1,019,289

Security	Principal (000s)	Value
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 12/01/16)	$1,575	$1,212,750
Northern Tier Energy LLC/Northern Tier Finance Corp.
7.13%, 11/15/20 (Call 12/01/16)[b]	1,099	1,123,384
PBF Holding Co. LLC/PBF Finance Corp.
8.25%, 02/15/20 (Call 12/01/16)[b]	1,795	1,835,387
Permian Resources LLC
13.00%, 11/30/20 (Call 11/30/18)[a]	1,450	1,699,071
Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a]	1,850	1,372,469
Precision Drilling Corp.
6.63%, 11/15/20 (Call 12/01/16)	2,100	2,049,469
Pride International Inc.
6.88%, 08/15/20[b]	2,002	2,023,664
8.50%, 06/15/19[b]	1,450	1,570,624
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[a]	4,200	4,326,060
QEP Resources Inc.
6.88%, 03/01/21[b]	1,734	1,821,867
Range Resources Corp.
5.75%, 06/01/21 (Call 03/01/21)[a]	1,270	1,288,697
Resolute Energy Corp.
8.50%, 05/01/20 (Call 12/01/16)	1,450	1,439,125
Rowan Companies Inc.
5.00%, 09/01/17	1,110	1,118,325
7.88%, 08/01/19[b]	1,350	1,453,509
Sanchez Energy Corp.
7.75%, 06/15/21 (Call 06/15/17)[b]	1,675	1,559,006
Seven Generations Energy Ltd.
8.25%, 05/15/20 (Call 12/01/16)[a]	1,805	1,919,043

SCHEDULES OF INVESTMENTS	29

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Southwestern Energy Co.
5.80%, 01/23/20 (Call 12/23/19)	$2,525	$2,539,203
7.50%, 02/01/18	738	773,055
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)	1,570	1,597,475
6.25%, 04/15/21 (Call 04/15/18)	2,475	2,536,875
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)	1,530	1,556,861
Transocean Inc.
4.25%, 10/15/17	1,680	1,675,800
6.00%, 03/15/18[b]	2,120	2,121,695
6.50%, 11/15/20[b]	1,500	1,450,312
6.80%, 12/15/16	2,255	2,258,537
Tullow Oil PLC
6.00%, 11/01/20 (Call 12/01/16)[a,b]	1,825	1,693,798
Unit Corp.
6.63%, 05/15/21 (Call 12/01/16)	1,850	1,702,000
Western Refining Inc.
6.25%, 04/01/21 (Call 04/01/17)	816	817,749
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	2,725	2,584,296
5.75%, 03/15/21 (Call 12/15/20)[b]	2,370	2,204,762
WPX Energy Inc.
7.50%, 08/01/20 (Call 07/01/20)	1,345	1,413,626

		108,122,248
OIL & GAS SERVICES — 1.14%
Archrock Partners LP/Archrock Partners Finance Corp.
6.00%, 04/01/21 (Call 04/01/17)	1,027	977,362
Borets Finance DAC
7.63%, 09/26/18[e]	200	196,750
7.63%, 09/26/18[a]	850	836,188

Security	Principal (000s)	Value
Calfrac Holdings LP
7.50%, 12/01/20 (Call 12/01/16)[a]	$1,750	$1,283,240
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 05/15/17)[a]	1,000	857,879
Petroleum Geo-Services ASA
7.38%, 12/15/18 (Call 12/01/16)[a]	950	817,000
PHI Inc.
5.25%, 03/15/19 (Call 12/01/16)	1,600	1,536,000
SESI LLC
6.38%, 05/01/19 (Call 12/01/16)	1,600	1,548,000
Trinidad Drilling Ltd.
7.88%, 01/15/19 (Call 12/01/16)[a]	1,465	1,432,299
Weatherford International Ltd.
5.13%, 09/15/20	1,010	962,025
7.75%, 06/15/21 (Call 05/15/21)[b]	2,010	2,045,175
9.63%, 03/01/19[b]	1,420	1,512,300

		14,004,218
PACKAGING & CONTAINERS — 1.25%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.00%, 06/30/21 (Call 06/30/17)[a]	1,000	1,025,000
6.25%, 01/31/19 (Call 12/01/16)[a]	900	914,625
6.75%, 01/31/21 (Call 01/31/17)[a]	1,100	1,135,750
Ball Corp.
4.38%, 12/15/20	2,682	2,856,266
BWAY Holding Co.
9.13%, 08/15/21 (Call 08/15/17)[a]	1,850	1,939,347
Coveris Holdings SA
7.88%, 11/01/19 (Call 12/01/16)[a,b]	1,425	1,466,562

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Graphic Packaging International Inc.
4.75%, 04/15/21 (Call 01/15/21)	$1,200	$1,280,146
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 12/01/16)[a]	1,290	1,186,800
Plastipak Holdings Inc.
6.50%, 10/01/21 (Call 12/01/16)[a]	1,000	1,035,000
Sealed Air Corp.
6.50%, 12/01/20 (Call 09/01/20)[a,b]	1,139	1,304,155
Silgan Holdings Inc.
5.00%, 04/01/20 (Call 12/01/16)[b]	1,218	1,243,030

		15,386,681
PHARMACEUTICALS — 2.08%
NBTY Inc.
7.63%, 05/15/21 (Call 05/15/18)[a,b]	3,265	3,197,780
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[a]	5,490	4,748,850
6.38%, 10/15/20 (Call 12/01/16)[a]	6,175	5,383,644
6.75%, 08/15/18 (Call 12/01/16)[a,b]	4,724	4,629,520
6.75%, 08/15/21 (Call 12/01/16)[a]	1,700	1,470,612
7.00%, 10/01/20 (Call 12/01/16)[a]	2,400	2,161,600
7.50%, 07/15/21 (Call 12/01/16)[a]	4,550	4,004,000

		25,596,006
PIPELINES — 3.37%
DCP Midstream LLC
4.75%, 09/30/21[a]	1,500	1,532,718
5.35%, 03/15/20[a]	1,920	1,980,800
9.75%, 03/15/19[a,b]	1,215	1,363,162
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	1,923	1,915,329

Security	Principal (000s)	Value
Energy Transfer Equity LP
7.50%, 10/15/20	$3,555	$3,901,612
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	1,175	1,174,929
Genesis Energy LP/Genesis Energy Finance Corp.
5.75%, 02/15/21 (Call 02/15/17)	1,085	1,092,094
Gibson Energy Inc.
6.75%, 07/15/21 (Call 12/01/16)[a]	1,770	1,820,686
NGPL PipeCo LLC
7.12%, 12/15/17[a]	3,494	3,651,230
9.63%, 06/01/19 (Call 12/01/16)[a,b]	1,736	1,817,592
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 12/01/16)	1,645	1,628,550
NuStar Logistics LP
4.80%, 09/01/20	1,320	1,333,215
8.15%, 04/15/18	1,243	1,339,333
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	2,420	2,545,586
6.00%, 01/15/19[a,b]	1,405	1,454,175
6.85%, 07/15/18[a,b]	1,659	1,750,245
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	5,500	5,775,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/01/16)	2,212	2,231,355
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[b]	1,615	1,722,138
5.88%, 10/01/20 (Call 12/01/16)	1,360	1,398,054

		41,427,803

SCHEDULES OF INVESTMENTS	31

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
REAL ESTATE — 0.29%
Crescent Resources LLC/Crescent Ventures Inc.
10.25%, 08/15/17 (Call 11/14/16)[a,b]	$922	$922,000
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a]	1,395	1,447,063
Rialto Holdings LLC/Rialto Corp.
7.00%, 12/01/18 (Call 12/01/16)[a]	1,125	1,139,414

		3,508,477
REAL ESTATE INVESTMENT TRUSTS — 1.30%
Crescent Communities LLC/Crescent Ventures Inc.
8.88%, 10/15/21 (Call 10/15/18)[a,b]	1,080	1,084,050
DuPont Fabros Technology LP
5.88%, 09/15/21 (Call 12/01/16)	1,421	1,487,616
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[a]	1,395	1,440,337
6.00%, 10/01/20 (Call 10/01/17)[a,b]	2,721	2,874,623
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	1,575	1,575,716
5.00%, 07/01/19 (Call 12/01/16)	2,155	2,136,144
RHP Hotel Properties LP/RHP Finance Corp.
5.00%, 04/15/21 (Call 12/01/16)	900	925,875
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 02/01/21 (Call 02/01/17)	1,185	1,235,363
Vereit Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	1,994	2,011,975

Security	Principal (000s)	Value
VEREIT Operating Partnership LP
4.13%, 06/01/21 (Call 05/01/21)	$1,225	$1,273,781

		16,045,480
RETAIL — 2.69%
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[b]	1,755	1,815,944
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp.
8.00%, 06/01/21 (Call 06/01/17)[a]	1,100	1,049,836
Dufry Finance SCA
5.50%, 10/15/20 (Call 12/01/16)[a]	1,285	1,319,190
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/16)[b]	1,425	1,325,250
GameStop Corp.
5.50%, 10/01/19 (Call 12/01/16)[a]	905	930,265
6.75%, 03/15/21 (Call 03/15/18)[a,b]	1,350	1,395,563
Guitar Center Inc.
6.50%, 04/15/19 (Call 12/01/16)[a,b]	1,833	1,645,117
Hot Topic Inc.
9.25%, 06/15/21 (Call 12/01/16)[a,b]	875	926,009
JC Penney Corp. Inc.
5.65%, 06/01/20	1,068	1,056,920
8.13%, 10/01/19	1,180	1,284,514
Jo-Ann Stores LLC
8.13%, 03/15/19 (Call 11/30/16)[a]	396	394,303
L Brands Inc.
6.63%, 04/01/21[b]	2,775	3,184,435
7.00%, 05/01/20	1,240	1,417,088
8.50%, 06/15/19	1,148	1,335,141
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a]	1,199	1,231,973

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/16)[a]	$2,625	$2,165,625
QVC Inc.
3.13%, 04/01/19[b]	900	921,059
Rite Aid Corp.
6.75%, 06/15/21 (Call 12/01/16)	700	733,250
9.25%, 03/15/20 (Call 12/01/16)	2,128	2,239,720
Serta Simmons Bedding LLC
8.13%, 10/01/20 (Call 11/07/16)[a]	1,955	2,035,644
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/03/16)	1,955	1,955,000
TRU Taj LLC/TRU Taj Finance Inc.
12.00%, 08/15/21 (Call 02/15/18)[a,b]	1,592	1,633,790
Yum! Brands Inc.
3.88%, 11/01/20 (Call 08/01/20)	1,075	1,108,952

		33,104,588
SEMICONDUCTORS — 0.95%
Amkor Technology Inc.
6.63%, 06/01/21 (Call 12/01/16)[b]	1,075	1,096,500
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	2,200	2,258,575
4.13%, 06/15/20[a]	1,740	1,840,224
4.13%, 06/01/21[a]	3,750	3,987,682
5.75%, 02/15/21 (Call 02/15/17)[a,b]	1,200	1,246,500
STATS ChipPAC Pte Ltd.
8.50%, 11/24/20 (Call 11/24/18)[a]	1,150	1,193,222

		11,622,703
SOFTWARE — 1.30%
Blackboard Inc.
9.75%, 10/15/21 (Call 04/15/18)[a,b]	935	934,875
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/16)[a]	4,650	4,254,750

Security	Principal (000s)	Value
Change Healthcare Holdings Inc.
11.00%, 12/31/19 (Call 12/01/16)[b]	$845	$887,250
First Data Corp.
6.75%, 11/01/20 (Call 12/01/16)[a]	4,350	4,507,035
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[a,b]	1,404	1,472,126
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/16)[a,b]	2,875	2,948,686
Quintiles IMS Inc.
6.00%, 11/01/20 (Call 11/01/16)[a]	940	952,239

		15,956,961
STORAGE & WAREHOUSING — 0.23%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 12/01/16)[a,b]	3,100	2,821,000

		2,821,000
TELECOMMUNICATIONS — 12.40%
Altice Finco SA
9.88%, 12/15/20 (Call 12/15/16)[a]	900	945,213
Avanti Communications Group PLC
10.00%, 10/01/19 (Call 04/01/18)[a]	1,350	1,061,920
Avaya Inc.
7.00%, 04/01/19 (Call 12/01/16)[a,b]	2,580	2,086,294
CenturyLink Inc.
6.00%, 04/01/17	1,488	1,517,760
6.45%, 06/15/21[b]	3,575	3,816,312
Series R
5.15%, 06/15/17[b]	1,029	1,045,609
Series V
5.63%, 04/01/20[b]	2,905	3,101,087
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a,b]	1,425	1,463,653

SCHEDULES OF INVESTMENTS	33

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.00%, 06/15/21 (Call 06/15/17)[a,b]	$1,750	$1,799,438
DigitalGlobe Inc.
5.25%, 02/01/21 (Call 02/01/17)[a]	1,723	1,735,923
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[b]	2,200	2,104,322
7.13%, 03/15/19[b]	1,310	1,401,700
8.13%, 10/01/18	2,275	2,478,135
8.25%, 04/15/17[b]	1,486	1,530,580
8.50%, 04/15/20	2,813	3,002,877
8.88%, 09/15/20 (Call 06/15/20)	2,770	2,944,856
9.25%, 07/01/21	1,350	1,425,717
Hughes Satellite Systems Corp.
6.50%, 06/15/19	2,798	3,056,815
7.63%, 06/15/21	2,700	2,953,312
Intelsat Jackson Holdings SA
7.25%, 04/01/19 (Call 12/01/16)[b]	4,373	3,525,731
7.25%, 10/15/20 (Call 12/01/16)[b]	5,840	4,412,850
7.50%, 04/01/21 (Call 12/01/16)[b]	3,200	2,352,000
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/17)[b]	1,300	897,000
Level 3 Financing Inc.
6.13%, 01/15/21 (Call 12/01/16)	1,520	1,571,680
Nokia OYJ
5.38%, 05/15/19	2,565	2,741,415
SoftBank Group Corp.
4.50%, 04/15/20[a,b]	8,530	8,792,980
Sprint Communications Inc.
6.00%, 12/01/16	5,285	5,291,870
7.00%, 03/01/20[a]	2,940	3,197,250
7.00%, 08/15/20	4,190	4,356,987
8.38%, 08/15/17	3,505	3,649,581
9.00%, 11/15/18[a]	8,430	9,262,462
9.13%, 03/01/17[b]	2,873	2,931,512
Sprint Corp.
7.25%, 09/15/21	6,250	6,396,612

Security	Principal (000s)	Value
Syniverse Holdings Inc.
9.13%, 01/15/19 (Call 12/01/16)	$1,225	$979,234
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 11/14/16)	1,420	1,439,569
6.25%, 04/01/21 (Call 04/01/17)	5,050	5,270,937
6.46%, 04/28/19 (Call 11/14/16)	2,740	2,781,100
6.54%, 04/28/20 (Call 11/14/16)	3,505	3,614,531
6.63%, 11/15/20 (Call 11/14/16)	3,155	3,243,865
6.63%, 04/28/21 (Call 04/28/17)	3,550	3,716,406
Telecom Italia Capital SA
7.00%, 06/04/18	1,710	1,840,388
7.18%, 06/18/19	2,200	2,474,053
Telesat Canada/Telesat LLC
6.00%, 05/15/17 (Call 12/01/16)[a,b]	2,680	2,683,350
ViaSat Inc.
6.88%, 06/15/20 (Call 12/01/16)[b]	1,850	1,912,453
Virgin Media Secured Finance PLC
5.25%, 01/15/21	1,100	1,173,034
5.38%, 04/15/21 (Call 04/15/17)[a,b]	2,205	2,287,688
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[a,b]	1,150	1,177,503
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 12/01/16)[a]	5,210	5,223,025
6.50%, 04/30/20 (Call 12/01/16)[a]	1,550	1,613,938
7.38%, 04/23/21 (Call 04/23/17)[a]	7,950	8,131,339
Windstream Services LLC
7.75%, 10/15/20 (Call 12/01/16)[b]	1,859	1,889,889
7.75%, 10/01/21 (Call 12/01/16)[b]	2,200	2,176,201

		152,479,956

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
TEXTILES — 0.15%
Springs Industries Inc.
6.25%, 06/01/21 (Call 12/01/16)[b]	$1,725	$1,798,313

		1,798,313
TRANSPORTATION — 0.45%
CEVA Group PLC
4.00%, 05/01/18 (Call 12/01/16)[a]	900	803,250
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 12/01/16)[a]	2,470	2,494,947
Hornbeck Offshore Services Inc.
5.88%, 04/01/20 (Call 12/01/16)[b]	900	576,000
Jack Cooper Holdings Corp.
9.25%, 06/01/20 (Call 12/01/16)	950	638,875
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 02/15/21 (Call 02/15/17)	1,080	1,026,900

		5,539,972
TRUCKING & LEASING — 0.11%
Jurassic Holdings III Inc.
6.88%, 02/15/21 (Call 02/15/17)[a,b]	1,635	1,294,920

		1,294,920

TOTAL CORPORATE BONDS & NOTES
(Cost: $1,164,376,633)		1,175,698,534

SHORT-TERM INVESTMENTS — 21.94%

MONEY MARKET FUNDS — 21.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[f,g],h	225,332	225,354,546
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[f],g	44,394	44,393,811

		269,748,357

TOTAL SHORT-TERM INVESTMENTS (Cost: $269,725,824)		269,748,357

Value
TOTAL INVESTMENTS IN SECURITIES — 117.58% (Cost: $1,434,102,457)[i]	$1,445,446,891
Other Assets, Less Liabilities — (17.58)%	(216,128,432)

NET ASSETS — 100.00%	$1,229,318,459

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Issuer is in default of interest payments.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $1,434,564,531. Net unrealized appreciation was $10,882,360, of which $24,628,904 represented gross unrealized appreciation on securities and $13,746,544 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$1,175,698,534	$0[a]	$1,175,698,534
Money market funds	269,748,357	—	—	269,748,357

Total	$269,748,357	$1,175,698,534	$0[a]	$1,445,446,891

[a]	Rounds to less than $1.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.18%

ADVERTISING — 0.05%
Omnicom Group Inc.
6.25%, 07/15/19	$100	$111,655

		111,655
AEROSPACE & DEFENSE — 1.36%
Boeing Co. (The)
3.75%, 11/20/16	75	75,063
4.88%, 02/15/20	200	221,222
6.00%, 03/15/19	25	27,656
General Dynamics Corp.
1.00%, 11/15/17	375	374,853
L-3 Communications Corp.
4.75%, 07/15/20	250	271,300
4.95%, 02/15/21 (Call 11/15/20)	100	109,760
5.20%, 10/15/19	50	54,448
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	450	461,029
Northrop Grumman Corp.
3.50%, 03/15/21	200	213,137
5.05%, 08/01/19	50	54,447
Raytheon Co.
3.13%, 10/15/20	100	105,188
United Technologies Corp.
1.80%, 06/01/17	100	100,455
4.50%, 04/15/20	125	136,897
5.38%, 12/15/17	225	235,605
6.13%, 02/01/19	250	275,591

		2,716,651
AGRICULTURE — 1.08%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	300	308,162
4.75%, 05/05/21	200	223,127
9.25%, 08/06/19	125	150,578
9.70%, 11/10/18	100	116,219
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	10	10,110
3.50%, 11/24/20 (Call 10/24/20)[a]	100	104,110
Philip Morris International Inc.
1.88%, 01/15/19[a]	425	429,040
1.88%, 02/25/21 (Call 01/25/21)	150	149,843
5.65%, 05/16/18	250	266,106

Security	Principal (000s)	Value
Reynolds American Inc.
2.30%, 06/12/18	$85	$86,129
3.25%, 06/12/20	200	208,110
6.88%, 05/01/20	75	87,118
8.13%, 06/23/19	25	29,028

		2,167,680
AUTO MANUFACTURERS — 3.38%
American Honda Finance Corp.
1.20%, 07/14/17	50	50,064
1.20%, 07/12/19	250	248,217
1.55%, 12/11/17	225	226,052
2.13%, 10/10/18	50	50,739
2.25%, 08/15/19	200	204,282
2.45%, 09/24/20	200	204,577
Ford Motor Credit Co. LLC
2.46%, 03/27/20[a]	200	200,633
2.94%, 01/08/19	650	664,934
3.20%, 01/15/21	400	407,200
3.34%, 03/18/21	200	205,427
8.13%, 01/15/20	100	117,245
General Motors Co.
3.50%, 10/02/18	250	256,162
General Motors Financial Co. Inc.
2.40%, 05/09/19	225	224,596
2.63%, 07/10/17	112	112,827
3.10%, 01/15/19	350	356,178
3.15%, 01/15/20 (Call 12/15/19)	25	25,509
3.20%, 07/13/20 (Call 06/13/20)	250	253,707
3.20%, 07/06/21 (Call 06/06/21)	150	151,739
3.25%, 05/15/18	100	101,652
4.20%, 03/01/21 (Call 02/01/21)	500	525,379
PACCAR Financial Corp.
1.45%, 03/09/18	75	75,246
1.60%, 03/15/17	8	8,019
Toyota Motor Credit Corp.
1.25%, 10/05/17	75	75,149
1.38%, 01/10/18	75	75,109
1.40%, 05/20/19	250	249,451
1.45%, 01/12/18	150	150,252
1.55%, 07/13/18	175	175,636
1.70%, 02/19/19	200	201,648
1.75%, 05/22/17	35	35,133
1.90%, 04/08/21	325	325,828

SCHEDULES OF INVESTMENTS	37

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.00%, 10/24/18	$200	$202,253
2.05%, 01/12/17	250	250,677
2.13%, 07/18/19	135	137,069
2.15%, 03/12/20	200	205,191

		6,753,780
BANKS — 34.95%
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	300	301,716
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	100	100,073
1.50%, 01/16/18	600	600,505
2.25%, 06/13/19	200	202,555
Bank of America Corp.
1.70%, 08/25/17	250	250,573
2.00%, 01/11/18	769	771,503
2.60%, 01/15/19	300	305,208
2.63%, 10/19/20	400	406,437
2.63%, 04/19/21[a]	390	395,192
2.65%, 04/01/19[a]	225	229,291
3.88%, 03/22/17	100	101,020
5.49%, 03/15/19	100	107,465
5.63%, 07/01/20	600	670,510
5.65%, 05/01/18	500	528,389
5.75%, 12/01/17	250	261,089
6.40%, 08/28/17	75	77,980
6.88%, 04/25/18	550	591,214
7.63%, 06/01/19	250	285,013
Series L
2.25%, 04/21/20[a]	400	401,650
Bank of America N.A.
5.30%, 03/15/17[a]	300	304,361
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	125	125,200
1.40%, 04/10/18	200	199,946
1.45%, 04/09/18 (Call 03/09/18)	150	150,067
1.50%, 07/18/19	300	298,661
1.90%, 08/27/21	100	99,112
2.38%, 01/25/19 (Call 12/25/18)	350	355,980
2.50%, 01/11/17	100	100,295
Bank of New York Mellon Corp. (The)
1.60%, 05/22/18 (Call 04/22/18)	300	301,377
1.97%, 06/20/17[b]	8	8,045

Security	Principal (000s)	Value
2.05%, 05/03/21 (Call 04/03/21)	$100	$100,211
2.10%, 08/01/18 (Call 07/02/18)	50	50,655
2.10%, 01/15/19 (Call 12/15/18)	200	202,692
2.20%, 05/15/19 (Call 04/15/19)	25	25,389
2.40%, 01/17/17 (Call 12/18/16)	6	6,015
2.45%, 11/27/20 (Call 10/27/20)	350	356,443
5.45%, 05/15/19	100	109,390
Series G
2.15%, 02/24/20 (Call 01/24/20)	300	303,729
Bank of Nova Scotia (The)
1.10%, 12/13/16	181	181,028
1.25%, 04/11/17	150	150,150
1.30%, 07/21/17	50	50,051
1.45%, 04/25/18[a]	100	100,121
1.65%, 06/14/19	350	349,396
1.70%, 06/11/18 (Call 05/11/18)	100	100,319
2.05%, 10/30/18	275	277,553
2.35%, 10/21/20	375	380,810
2.55%, 01/12/17	118	118,373
Barclays PLC
2.00%, 03/16/18	400	401,139
2.88%, 06/08/20	700	705,050
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	150	150,611
2.05%, 06/19/18 (Call 05/15/18)	400	403,873
2.15%, 03/22/17 (Call 02/22/17)	150	150,566
2.25%, 02/01/19 (Call 01/02/19)	100	101,545
2.63%, 06/29/20 (Call 05/29/20)	200	205,182
6.85%, 04/30/19	75	84,449
BNP Paribas SA
1.38%, 03/17/17	100	100,087
2.38%, 09/14/17	100	100,792
2.40%, 12/12/18	125	126,608
2.45%, 03/17/19	250	253,674
2.70%, 08/20/18[a]	150	152,598
5.00%, 01/15/21	550	610,759
BPCE SA
2.25%, 01/27/20	250	252,540
2.50%, 07/15/19	250	254,589
Branch Banking & Trust Co.
1.45%, 05/10/19 (Call 04/10/19)	500	498,794
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)	50	50,060

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	$215	$218,802
6.75%, 09/15/17	385	402,122
Capital One N.A./Mclean VA
1.65%, 02/05/18 (Call 01/05/18)	250	250,113
2.95%, 07/23/21 (Call 06/23/21)	300	307,642
Citigroup Inc.
1.30%, 11/15/16	25	25,002
1.35%, 03/10/17	115	115,064
1.55%, 08/14/17[a]	400	400,185
1.70%, 04/27/18	450	450,022
1.80%, 02/05/18	250	250,431
1.85%, 11/24/17	250	250,582
2.05%, 12/07/18	300	301,513
2.35%, 08/02/21	150	150,002
2.40%, 02/18/20	150	151,508
2.50%, 09/26/18	100	101,364
2.50%, 07/29/19	150	152,202
2.55%, 04/08/19	400	406,356
2.65%, 10/26/20	250	253,690
2.70%, 03/30/21	250	253,811
5.38%, 08/09/20	100	111,395
6.13%, 05/15/18	200	213,115
8.50%, 05/22/19	100	116,226
Citizens Bank N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	250	253,157
Commonwealth Bank of Australia/New York NY
1.13%, 03/13/17	250	250,004
1.63%, 03/12/18	250	250,520
2.25%, 03/13/19	250	253,191
2.50%, 09/20/18	250	254,294
2.55%, 03/15/21	250	254,695
Cooperatieve Rabobank UA
3.38%, 01/19/17	200	200,967
Cooperatieve Rabobank UA/NY
1.38%, 08/09/19	250	247,854
2.25%, 01/14/20	250	253,748
2.50%, 01/19/21	300	305,759
Credit Suisse AG/New York NY
1.70%, 04/27/18	400	399,602
2.30%, 05/28/19	250	252,522
3.00%, 10/29/21	250	255,968
5.30%, 08/13/19	100	109,107

Security	Principal (000s)	Value
5.40%, 01/14/20	$250	$271,341
6.00%, 02/15/18	100	104,839
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	250	250,277
3.13%, 12/10/20	500	503,130
Deutsche Bank AG
2.85%, 05/10/19	450	446,070
2.95%, 08/20/20	100	97,731
3.38%, 05/12/21	100	98,392
Deutsche Bank AG/London
1.35%, 05/30/17	200	198,463
1.40%, 02/13/17[a]	107	106,595
1.88%, 02/13/18	200	196,851
2.50%, 02/13/19	125	123,108
6.00%, 09/01/17	75	76,959
Discover Bank/Greenwood DE
2.60%, 11/13/18 (Call 10/12/18)	250	253,687
3.10%, 06/04/20 (Call 05/04/20)	250	256,639
Fifth Third Bancorp.
2.30%, 03/01/19 (Call 01/30/19)	100	101,371
2.88%, 07/27/20 (Call 06/27/20)	350	361,208
4.50%, 06/01/18	100	104,258
5.45%, 01/15/17	45	45,397
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	310	309,058
2.30%, 03/15/19 (Call 02/15/19)	200	202,976
Goldman Sachs Group Inc. (The)
2.00%, 04/25/19 (Call 03/25/19)	150	150,621
2.38%, 01/22/18	250	252,305
2.55%, 10/23/19	425	433,327
2.60%, 04/23/20 (Call 03/23/20)	350	356,011
2.63%, 01/31/19	225	229,140
2.63%, 04/25/21 (Call 03/25/21)[a]	200	202,013
2.75%, 09/15/20 (Call 08/15/20)	250	255,247
2.88%, 02/25/21 (Call 01/25/21)	280	286,339
2.90%, 07/19/18	200	204,140
5.25%, 07/27/21	300	336,818
5.38%, 03/15/20	150	165,895
5.95%, 01/18/18	200	210,355
6.00%, 06/15/20	275	311,030
6.15%, 04/01/18	300	318,860
6.25%, 09/01/17	200	208,003
7.50%, 02/15/19	340	382,537

SCHEDULES OF INVESTMENTS	39

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
HSBC Holdings PLC
2.95%, 05/25/21	$200	$202,872
3.40%, 03/08/21	500	516,063
5.10%, 04/05/21	175	192,473
HSBC USA Inc.
1.30%, 06/23/17	300	300,072
1.70%, 03/05/18	375	375,365
2.00%, 08/07/18	100	100,463
2.35%, 03/05/20	100	100,368
2.75%, 08/07/20	350	355,805
Huntington Bancshares Inc./OH
3.15%, 03/14/21 (Call 02/14/21)	250	257,970
Huntington National Bank (The)
2.00%, 06/30/18	250	251,232
Intesa Sanpaolo SpA
2.38%, 01/13/17[a]	400	400,534
JPMorgan Chase & Co.
1.35%, 02/15/17	359	359,394
1.63%, 05/15/18	150	150,056
1.80%, 01/25/18	125	125,479
2.00%, 08/15/17	375	377,248
2.20%, 10/22/19[a]	175	177,458
2.25%, 01/23/20 (Call 12/23/19)	500	504,370
2.30%, 08/15/21 (Call 08/15/20)[a]	100	99,982
2.35%, 01/28/19	100	101,455
2.40%, 06/07/21 (Call 05/07/21)[a]	350	352,527
2.55%, 10/29/20 (Call 09/29/20)	350	355,075
2.55%, 03/01/21 (Call 02/01/21)	450	456,583
2.75%, 06/23/20 (Call 05/23/20)	500	511,606
4.25%, 10/15/20	300	323,381
4.95%, 03/25/20	150	164,077
6.00%, 01/15/18	950	999,312
6.30%, 04/23/19	483	535,216
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	250	260,337
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	300	300,915
2.35%, 03/08/19	500	507,900
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	125	126,823
2.90%, 09/15/20	75	77,420
Lloyds Bank PLC
2.30%, 11/27/18	400	403,687
2.40%, 03/17/20	200	202,972

Security	Principal (000s)	Value
4.20%, 03/28/17	$200	$202,476
Lloyds Banking Group PLC
3.10%, 07/06/21[a]	200	205,714
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	250	251,693
Mitsubishi UFJ Financial Group Inc.
2.95%, 03/01/21	400	410,146
Morgan Stanley
1.88%, 01/05/18	275	275,949
2.13%, 04/25/18	250	251,768
2.38%, 07/23/19	175	177,053
2.45%, 02/01/19[a]	300	304,383
2.50%, 01/24/19	207	210,342
2.50%, 04/21/21[a]	375	377,876
2.65%, 01/27/20	575	584,796
2.80%, 06/16/20	100	102,258
4.75%, 03/22/17	150	152,102
5.45%, 01/09/17	250	251,988
5.50%, 01/26/20	100	110,236
5.50%, 07/24/20	400	445,135
5.50%, 07/28/21	300	340,862
5.63%, 09/23/19	350	384,442
5.75%, 01/25/21	250	283,366
5.95%, 12/28/17	100	104,920
6.25%, 08/28/17[a]	200	207,844
6.63%, 04/01/18	200	213,477
7.30%, 05/13/19	100	113,107
Series F
5.55%, 04/27/17[a]	100	102,079
National Australia Bank Ltd./New York
1.88%, 07/12/21	250	247,432
2.00%, 01/14/19	250	252,066
2.63%, 01/14/21	250	255,475
National City Corp.
6.88%, 05/15/19	75	83,813
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[c]	250	250,605
1.60%, 06/01/18 (Call 05/02/18)[c]	300	301,001
1.80%, 11/05/18 (Call 10/06/18)[c]	250	251,462
1.95%, 03/04/19 (Call 02/02/19)[c]	250	252,295
2.15%, 04/29/21 (Call 03/30/21)[a,c]	250	252,213
2.30%, 06/01/20 (Call 05/02/20)[c]	100	101,658

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.45%, 11/05/20 (Call 10/06/20)[c]	$250	$254,961
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20[c]	50	55,088
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	250	252,002
Regions Financial Corp.
3.20%, 02/08/21 (Call 01/08/21)	25	25,921
Royal Bank of Canada
1.20%, 01/23/17	219	219,071
1.25%, 06/16/17	400	400,266
1.50%, 07/29/19[a]	250	248,885
2.15%, 03/15/19	175	176,954
2.20%, 07/27/18	50	50,596
2.35%, 10/30/20	400	406,232
2.50%, 01/19/21	200	205,115
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	250	249,949
3.45%, 08/27/18 (Call 07/27/18)	25	25,554
Santander UK Group Holdings PLC
2.88%, 08/05/21	200	199,116
3.13%, 01/08/21	100	101,317
Santander UK PLC
1.38%, 03/13/17	16	15,999
2.00%, 08/24/18[a]	50	50,161
2.35%, 09/10/19	100	100,836
2.38%, 03/16/20	50	50,265
2.50%, 03/14/19	300	303,704
3.05%, 08/23/18	275	280,992
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	300	296,453
Societe Generale SA
2.75%, 10/12/17	375	379,761
State Street Corp.
1.95%, 05/19/21	100	100,100
2.55%, 08/18/20	100	102,899
4.96%, 03/15/18	25	26,029
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/17	250	249,944
1.50%, 01/18/18	250	249,413
2.45%, 01/10/19	500	506,551
2.45%, 01/16/20	250	252,800
Sumitomo Mitsui Financial Group Inc.
2.93%, 03/09/21	400	409,182

Security	Principal (000s)	Value
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	$100	$101,589
2.50%, 05/01/19 (Call 04/01/19)	400	407,915
Svenska Handelsbanken AB
1.63%, 03/21/18	250	250,472
2.40%, 10/01/20	250	254,490
2.45%, 03/30/21	250	253,874
Toronto-Dominion Bank (The)
1.13%, 05/02/17	150	150,160
1.40%, 04/30/18	200	200,044
1.75%, 07/23/18	100	100,493
1.80%, 07/13/21	250	248,287
1.95%, 01/22/19	100	100,898
2.13%, 04/07/21	300	301,858
2.25%, 11/05/19	450	458,384
2.50%, 12/14/20	175	178,968
2.63%, 09/10/18	150	153,149
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	300	303,489
2.20%, 04/25/19 (Call 03/25/19)	100	101,772
2.35%, 01/29/21 (Call 12/29/20)	450	459,238
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	200	200,134
UBS AG/Stamford CT
1.38%, 06/01/17	250	250,092
2.35%, 03/26/20	250	254,012
2.38%, 08/14/19	200	203,126
5.75%, 04/25/18[a]	200	212,105
5.88%, 12/20/17	250	262,174
Wachovia Corp.
5.75%, 06/15/17	75	77,039
5.75%, 02/01/18	300	315,598
Wells Fargo & Co.
1.40%, 09/08/17	200	200,176
1.50%, 01/16/18	150	149,953
2.10%, 07/26/21[a]	500	496,991
2.13%, 04/22/19	300	303,093
2.15%, 01/15/19	150	151,456
2.50%, 03/04/21	350	353,776
2.55%, 12/07/20	200	203,475
2.60%, 07/22/20	350	356,886
2.63%, 12/15/16	225	225,460
3.00%, 01/22/21	300	309,264
5.63%, 12/11/17	125	130,641

SCHEDULES OF INVESTMENTS	41

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series N
2.15%, 01/30/20	$500	$502,205
Wells Fargo Bank N.A.
1.65%, 01/22/18	500	501,091
Westpac Banking Corp.
1.05%, 11/25/16	35	35,007
1.20%, 05/19/17	600	600,404
1.60%, 01/12/18	75	75,140
1.60%, 08/19/19	100	99,777
2.00%, 08/19/21	150	148,942
2.10%, 05/13/21	250	249,354
2.25%, 07/30/18	200	202,390
2.25%, 01/17/19[a]	150	151,878
2.30%, 05/26/20	150	151,723
2.60%, 11/23/20	150	153,240
4.88%, 11/19/19	400	435,212

		69,900,726
BEVERAGES — 2.98%
Anheuser-Busch InBev Finance Inc.
1.13%, 01/27/17	200	200,070
1.90%, 02/01/19	600	604,474
2.15%, 02/01/19	250	253,854
2.65%, 02/01/21 (Call 01/01/21)	820	838,434
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	100	100,288
5.38%, 01/15/20	400	444,266
7.75%, 01/15/19	350	395,540
Bottling Group LLC
5.13%, 01/15/19	50	54,134
Coca-Cola Co. (The)
0.75%, 11/01/16	108	108,000
0.88%, 10/27/17[a]	250	249,742
1.15%, 04/01/18	200	199,928
1.55%, 09/01/21	150	148,827
1.65%, 03/14/18	100	100,691
1.65%, 11/01/18[a]	50	50,446
1.88%, 10/27/20	100	101,038
3.15%, 11/15/20	200	211,947
Diageo Capital PLC
1.13%, 04/29/18	75	74,770
1.50%, 05/11/17	125	125,349
5.75%, 10/23/17	125	130,479

Security	Principal (000s)	Value
Molson Coors Brewing Co.
1.45%, 07/15/19	$50	$49,763
2.10%, 07/15/21 (Call 06/15/21)	100	99,728
PepsiCo Inc.
0.95%, 02/22/17	9	9,001
1.25%, 08/13/17	100	100,079
1.50%, 02/22/19	140	140,579
1.85%, 04/30/20 (Call 03/30/20)	275	277,206
2.15%, 10/14/20 (Call 09/14/20)	375	381,315
2.25%, 01/07/19 (Call 12/07/18)	25	25,456
5.00%, 06/01/18	360	381,467
7.90%, 11/01/18	100	112,529

		5,969,400
BIOTECHNOLOGY — 1.33%
Amgen Inc.
1.25%, 05/22/17	100	100,092
2.13%, 05/15/17	150	150,795
2.13%, 05/01/20 (Call 04/01/20)	425	429,393
2.20%, 05/22/19 (Call 04/22/19)	200	203,142
2.50%, 11/15/16	57	57,026
5.70%, 02/01/19	200	218,204
Biogen Inc.
2.90%, 09/15/20	250	257,374
Celgene Corp.
1.90%, 08/15/17	50	50,259
2.88%, 08/15/20	263	271,262
3.95%, 10/15/20[a]	200	213,632
Gilead Sciences Inc.
2.05%, 04/01/19	100	101,598
2.55%, 09/01/20	150	153,391
3.05%, 12/01/16	125	125,205
4.50%, 04/01/21 (Call 01/01/21)	300	329,402

		2,660,775
BUILDING MATERIALS — 0.03%
CRH America Inc.
8.13%, 07/15/18	50	55,278

		55,278
CHEMICALS — 1.66%
Dow Chemical Co. (The)
4.25%, 11/15/20 (Call 08/15/20)	250	269,272
8.55%, 05/15/19	300	349,503

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Eastman Chemical Co.
2.40%, 06/01/17	$25	$25,164
2.70%, 01/15/20 (Call 12/15/19)	350	356,392
Ecolab Inc.
3.00%, 12/08/16	256	256,569
EI du Pont de Nemours & Co.
3.63%, 01/15/21	250	266,277
4.63%, 01/15/20	150	164,787
5.25%, 12/15/16	155	155,842
6.00%, 07/15/18	275	295,346
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	400	427,152
Monsanto Co.
1.15%, 06/30/17	200	199,638
2.13%, 07/15/19	225	226,925
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	100	111,128
Praxair Inc.
3.00%, 09/01/21	200	210,835

		3,314,830
COMMERCIAL SERVICES — 0.17%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	130	132,973
S&P Global Inc.
3.30%, 08/14/20 (Call 07/14/20)	50	51,984
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	100	105,424
Western Union Co. (The)
2.88%, 12/10/17	50	50,650

		341,031
COMPUTERS — 3.07%
Apple Inc.
0.90%, 05/12/17	100	100,035
1.00%, 05/03/18	300	299,406
1.05%, 05/05/17	427	427,528
1.55%, 02/07/20	100	100,071
2.00%, 05/06/20	100	101,403
2.10%, 05/06/19	250	254,683
2.25%, 02/23/21 (Call 01/23/21)	750	762,554
2.85%, 05/06/21	200	208,965
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19[d]	400	410,826

Security	Principal (000s)	Value
4.42%, 06/15/21 (Call 05/15/21)[d]	$500	$523,173
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[d]	200	202,051
2.85%, 10/05/18[d]	500	509,030
3.85%, 10/15/20 (Call 09/15/20)[d]	300	311,415
HP Inc.
4.30%, 06/01/21	100	107,432
4.38%, 09/15/21	200	214,963
International Business Machines Corp.
1.25%, 02/08/18	100	100,149
1.63%, 05/15/20[a]	200	200,207
1.80%, 05/17/19	450	455,092
1.95%, 02/12/19[a]	100	101,342
5.70%, 09/14/17	450	467,967
7.63%, 10/15/18	100	111,722
8.38%, 11/01/19	50	60,051
Seagate HDD Cayman
3.75%, 11/15/18	100	102,500

		6,132,565
COSMETICS & PERSONAL CARE — 0.20%
Colgate-Palmolive Co.
1.75%, 03/15/19	50	50,603
Procter & Gamble Co. (The)
0.75%, 11/04/16	75	75,000
4.70%, 02/15/19	250	269,199

		394,802
DIVERSIFIED FINANCIAL SERVICES — 4.56%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.50%, 05/15/21	250	260,313
4.63%, 10/30/20	200	210,500
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)	125	128,494
3.38%, 06/01/21 (Call 05/01/21)	200	206,769
5.63%, 04/01/17	72	73,166
American Express Co.
1.55%, 05/22/18	100	100,211
6.15%, 08/28/17	190	197,624
7.00%, 03/19/18	250	268,742
American Express Credit Corp.
1.13%, 06/05/17	200	200,123
2.13%, 03/18/19	50	50,624

SCHEDULES OF INVESTMENTS	43

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.25%, 08/15/19	$150	$152,365
2.25%, 05/05/21 (Call 04/04/21)	100	100,809
2.38%, 03/24/17	69	69,328
2.38%, 05/26/20 (Call 04/25/20)	225	228,856
Series F
2.60%, 09/14/20 (Call 08/14/20)	475	486,013
Bear Stearns Companies LLC (The)
5.55%, 01/22/17[a]	105	105,962
7.25%, 02/01/18	200	213,845
Charles Schwab Corp. (The)
1.50%, 03/10/18 (Call 02/10/18)	125	125,455
4.45%, 07/22/20	75	82,214
Ford Motor Credit Co. LLC
2.15%, 01/09/18	400	401,353
3.00%, 06/12/17	200	201,919
4.25%, 02/03/17	200	201,538
5.00%, 05/15/18	200	209,066
6.63%, 08/15/17	300	311,596
8.00%, 12/15/16	200	201,549
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	750	764,779
HSBC Finance Corp.
6.68%, 01/15/21	450	513,639
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)	300	309,727
International Lease Finance Corp.
5.88%, 04/01/19	150	160,779
6.25%, 05/15/19	350	378,438
7.13%, 09/01/18[d]	150	163,313
8.75%, 03/15/17	100	102,487
Jefferies Group LLC
5.13%, 04/13/18	275	286,355
6.88%, 04/15/21	100	115,996
Murray Street Investment Trust I
4.65%, 03/09/17[b]	19	19,217
Nasdaq Inc.
5.55%, 01/15/20	125	138,279
Nomura Holdings Inc.
2.75%, 03/19/19	100	101,857
6.70%, 03/04/20	50	57,074
NYSE Holdings LLC
2.00%, 10/05/17	200	201,631

Security	Principal (000s)	Value
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	$275	$281,003
3.75%, 08/15/21 (Call 06/15/21)	50	52,449
TD Ameritrade Holding Corp.
5.60%, 12/01/19[a]	100	111,197
Visa Inc.
1.20%, 12/14/17	125	125,195
2.20%, 12/14/20 (Call 11/14/20)	450	457,909

		9,129,758
ELECTRIC — 2.50%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	100	100,242
Consolidated Edison Co. of New York Inc.
7.13%, 12/01/18	100	111,561
Dominion Resources Inc./VA
1.90%, 06/15/18	100	100,391
2.96%, 07/01/19[b]	450	460,451
6.40%, 06/15/18	75	80,541
Duke Energy Corp.
1.63%, 08/15/17	250	250,794
2.10%, 06/15/18 (Call 05/15/18)	100	100,936
2.15%, 11/15/16	150	150,058
Duke Energy Progress LLC
5.30%, 01/15/19	250	270,728
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)[d]	200	203,599
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)[a]	175	176,074
Entergy Texas Inc.
7.13%, 02/01/19	50	55,729
Exelon Corp.
1.55%, 06/09/17	75	75,061
2.85%, 06/15/20 (Call 05/15/20)	410	422,064
Exelon Generation Co. LLC
5.20%, 10/01/19	100	109,231
6.20%, 10/01/17	75	78,171
Georgia Power Co.
4.25%, 12/01/19	25	27,054
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	425	435,704
NextEra Energy Capital Holdings Inc.
1.59%, 06/01/17	50	50,149

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
NiSource Finance Corp.
5.45%, 09/15/20[a]	$100	$111,482
Oncor Electric Delivery Co. LLC
6.80%, 09/01/18	75	82,050
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	150	158,982
8.25%, 10/15/18	50	56,293
Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	100	108,886
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)[a]	150	153,246
Southern Co. (The)
1.55%, 07/01/18	165	165,049
2.35%, 07/01/21 (Call 06/01/21)	350	353,194
2.45%, 09/01/18	125	127,073
2.75%, 06/15/20 (Call 05/15/20)	160	164,281
Virginia Electric & Power Co.
5.40%, 04/30/18	50	52,978
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	200	216,740

		5,008,792
ELECTRONICS — 0.17%
Honeywell International Inc.
5.30%, 03/01/18	75	79,093
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	100	100,403
2.40%, 02/01/19	150	152,621

		332,117
ENVIRONMENTAL CONTROL — 0.16%
Republic Services Inc.
3.80%, 05/15/18	200	207,102
5.00%, 03/01/20	50	55,021
5.50%, 09/15/19	50	55,295

		317,418
FOOD — 1.41%
General Mills Inc.
2.20%, 10/21/19	125	127,170
5.65%, 02/15/19	50	54,686
5.70%, 02/15/17	150	151,889
JM Smucker Co. (The)
1.75%, 03/15/18	50	50,189
Kellogg Co.
4.00%, 12/15/20	250	269,564

Security	Principal (000s)	Value
Kraft Heinz Foods Co.
2.00%, 07/02/18	$250	$251,742
2.25%, 06/05/17	100	100,548
2.80%, 07/02/20 (Call 06/02/20)	250	257,114
5.38%, 02/10/20	100	110,443
6.13%, 08/23/18	50	53,955
Kroger Co. (The)
2.30%, 01/15/19 (Call 12/15/18)	50	50,945
3.30%, 01/15/21 (Call 12/15/20)	300	314,721
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	200	202,920
5.38%, 02/10/20	100	110,774
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	150	153,434
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	200	204,162
Unilever Capital Corp.
0.85%, 08/02/17[a]	150	149,706
2.10%, 07/30/20	200	203,632

		2,817,594
GAS — 0.30%
Dominion Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	135	139,072
Sempra Energy
2.30%, 04/01/17	162	162,842
2.40%, 03/15/20 (Call 02/15/20)	200	203,650
9.80%, 02/15/19	75	88,520

		594,084
HEALTH CARE — PRODUCTS — 1.34%
Abbott Laboratories
2.00%, 03/15/20	200	201,288
Becton Dickinson and Co.
1.80%, 12/15/17	275	276,335
2.68%, 12/15/19	275	283,324
6.38%, 08/01/19	15	16,829
Boston Scientific Corp.
2.65%, 10/01/18	125	127,278
Covidien International Finance SA
6.00%, 10/15/17	175	182,913
CR Bard Inc.
1.38%, 01/15/18	125	124,931
Medtronic Inc.
1.38%, 04/01/18	225	225,313

SCHEDULES OF INVESTMENTS	45

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
1.50%, 03/15/18	$100	$100,368
2.50%, 03/15/20[a]	100	102,403
4.13%, 03/15/21 (Call 12/15/20)	250	271,819
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	75	76,903
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	150	152,712
Thermo Fisher Scientific Inc.
3.60%, 08/15/21 (Call 05/15/21)	100	105,738
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	150	150,052
2.00%, 04/01/18	100	100,446
2.70%, 04/01/20 (Call 03/01/20)	175	177,622

		2,676,274
HEALTH CARE — SERVICES — 1.27%
Aetna Inc.
1.90%, 06/07/19	360	362,811
2.40%, 06/15/21 (Call 05/15/21)[a]	325	327,904
Anthem Inc.
2.25%, 08/15/19	75	75,724
2.30%, 07/15/18	50	50,481
3.70%, 08/15/21 (Call 05/15/21)	200	212,880
4.35%, 08/15/20	100	107,785
5.88%, 06/15/17	100	102,597
Laboratory Corp. of America Holdings
2.63%, 02/01/20	100	101,587
UnitedHealth Group Inc.
1.40%, 10/15/17	100	100,224
1.63%, 03/15/19	50	50,000
1.70%, 02/15/19	80	80,278
1.90%, 07/16/18	475	478,892
2.13%, 03/15/21[a]	150	151,264
2.30%, 12/15/19[a]	50	51,073
2.70%, 07/15/20	125	128,798
6.00%, 02/15/18	150	158,870

		2,541,168
HOLDING COMPANIES — DIVERSIFIED — 0.18%
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	350	352,309

		352,309

Security	Principal (000s)	Value
HOUSEHOLD PRODUCTS & WARES — 0.03%
Kimberly-Clark Corp.
7.50%, 11/01/18	$50	$56,052

		56,052
HOUSEWARES — 0.15%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	300	311,777

		311,777
INSURANCE — 2.07%
Aflac Inc.
2.40%, 03/16/20	25	25,560
2.65%, 02/15/17	135	135,523
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	275	278,951
3.30%, 03/01/21 (Call 02/01/21)	400	417,874
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18	100	100,094
1.45%, 03/07/18	200	200,980
1.60%, 05/15/17	200	200,832
1.70%, 03/15/19	300	302,453
2.00%, 08/15/18	75	75,964
4.25%, 01/15/21	300	329,696
5.40%, 05/15/18	100	106,221
Berkshire Hathaway Inc.
1.90%, 01/31/17	115	115,269
2.20%, 03/15/21 (Call 02/15/21)	45	45,930
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	150	153,037
5.70%, 02/15/17	210	212,737
Lincoln National Corp.
8.75%, 07/01/19	50	58,432
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	125	126,334
MetLife Inc.
1.76%, 12/15/17	150	150,521
4.75%, 02/08/21	250	277,893
7.72%, 02/15/19	150	170,426
Series A
6.82%, 08/15/18	100	109,287
Prudential Financial Inc.
5.38%, 06/21/20	75	83,537
7.38%, 06/15/19	300	342,480

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Travelers Companies Inc. (The)
3.90%, 11/01/20	$35	$37,845
Voya Financial Inc.
2.90%, 02/15/18	77	78,304

		4,136,180
INTERNET — 0.64%
Alphabet Inc.
3.63%, 05/19/21[a]	200	217,780
Amazon.com Inc.
1.20%, 11/29/17	50	50,059
2.60%, 12/05/19 (Call 11/05/19)	375	387,173
eBay Inc.
1.35%, 07/15/17	50	50,024
2.20%, 08/01/19 (Call 07/01/19)	150	151,439
2.88%, 08/01/21 (Call 06/01/21)	300	306,935
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	75	75,635
4.20%, 09/15/20	50	52,289

		1,291,334
IRON & STEEL — 0.05%
Nucor Corp.
5.85%, 06/01/18	100	106,354

		106,354
LEISURE TIME — 0.03%
Carnival Corp.
3.95%, 10/15/20	50	53,694

		53,694
MACHINERY — 1.49%
Caterpillar Financial Services Corp.
1.00%, 11/25/16	225	224,885
1.00%, 03/03/17	5	5,002
1.63%, 06/01/17[a]	75	75,296
1.93%, 10/01/21[d]	120	119,305
2.00%, 03/05/20[a]	475	484,325
2.25%, 12/01/19	150	152,677
7.15%, 02/15/19	150	168,717
Series G
1.25%, 11/06/17	50	50,123
Caterpillar Inc.
1.50%, 06/26/17[a]	150	150,353
Deere & Co.
4.38%, 10/16/19	250	270,416

Security	Principal (000s)	Value
John Deere Capital Corp.
1.05%, 12/15/16	$82	$82,039
1.13%, 06/12/17	100	100,085
1.40%, 03/15/17	50	50,074
1.55%, 12/15/17	125	125,579
1.95%, 12/13/18	150	151,600
1.95%, 01/08/19[a]	50	50,482
2.05%, 03/10/20	100	101,989
2.25%, 04/17/19[a]	100	102,035
2.55%, 01/08/21	250	257,051
Roper Technologies Inc.
2.05%, 10/01/18	200	201,786
3.00%, 12/15/20 (Call 11/15/20)	50	51,608

		2,975,427
MANUFACTURING — 1.46%
3M Co.
1.63%, 06/15/19	200	201,589
Eaton Corp.
1.50%, 11/02/17	125	125,410
General Electric Co.
1.63%, 04/02/18[a]	200	200,873
2.20%, 01/09/20 (Call 12/09/19)	400	405,438
2.30%, 04/27/17	200	201,390
2.90%, 01/09/17	100	100,368
4.38%, 09/16/20	70	76,981
5.25%, 12/06/17	525	549,115
5.40%, 02/15/17[a]	100	101,289
5.50%, 01/08/20	225	251,164
5.63%, 05/01/18	350	372,701
6.00%, 08/07/19	50	56,125
Illinois Tool Works Inc.
0.90%, 02/25/17[a]	99	99,041
1.95%, 03/01/19	75	76,091
6.25%, 04/01/19	40	44,524
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	50	54,589

		2,916,688
MEDIA — 2.80%
21st Century Fox America Inc.
6.90%, 03/01/19	50	55,814
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	75	76,036
5.75%, 04/15/20	75	83,824

SCHEDULES OF INVESTMENTS	47

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)[d]	$350	$362,425
Comcast Cable Communications LLC
8.88%, 05/01/17	100	103,832
Comcast Corp.
5.15%, 03/01/20	250	277,800
5.70%, 05/15/18	250	266,444
5.70%, 07/01/19	50	55,430
5.88%, 02/15/18	25	26,438
6.30%, 11/15/17	75	78,909
6.50%, 01/15/17	106	107,223
Discovery Communications LLC
4.38%, 06/15/21	100	108,063
5.05%, 06/01/20	125	136,170
NBCUniversal Media LLC
5.15%, 04/30/20	350	389,434
Scripps Networks Interactive Inc.
2.70%, 12/15/16	105	105,173
2.75%, 11/15/19 (Call 10/15/19)	50	51,150
2.80%, 06/15/20 (Call 05/15/20)	100	101,988
Thomson Reuters Corp.
1.30%, 02/23/17	50	50,038
1.65%, 09/29/17	150	150,446
Time Warner Cable LLC
4.13%, 02/15/21 (Call 11/15/20)	100	105,741
5.00%, 02/01/20	275	295,344
5.85%, 05/01/17	50	51,122
6.75%, 07/01/18	200	216,019
8.25%, 04/01/19	350	400,210
8.75%, 02/14/19	100	114,582
Time Warner Inc.
2.10%, 06/01/19	150	150,931
4.75%, 03/29/21	200	219,514
4.88%, 03/15/20	150	163,732
Viacom Inc.
2.50%, 09/01/18	200	201,859
3.50%, 04/01/17	200	201,479
Walt Disney Co. (The)
1.10%, 12/01/17	50	50,016
1.13%, 02/15/17	205	205,046

Security	Principal (000s)	Value
1.85%, 05/30/19	$250	$253,478
2.30%, 02/12/21[a]	250	255,852
5.50%, 03/15/19	125	137,584

		5,609,146
METAL FABRICATE & HARDWARE — 0.14%
Precision Castparts Corp.
1.25%, 01/15/18	225	225,111
2.25%, 06/15/20 (Call 05/15/20)	50	51,184

		276,295
MINING — 0.60%
Barrick North America Finance LLC
4.40%, 05/30/21	250	273,086
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	175	175,303
1.88%, 11/21/16	50	50,025
5.40%, 03/29/17	50	50,826
6.50%, 04/01/19	90	100,477
Newmont Mining Corp.
5.13%, 10/01/19	100	109,090
Rio Tinto Finance USA Ltd.
3.50%, 11/02/20	150	158,646
4.13%, 05/20/21	100	108,819
9.00%, 05/01/19	150	176,485

		1,202,757
OFFICE & BUSINESS EQUIPMENT — 0.23%
Xerox Corp.
2.75%, 03/15/19	50	50,323
2.95%, 03/15/17	9	9,031
4.50%, 05/15/21[a]	175	187,008
5.63%, 12/15/19	75	81,724
6.75%, 02/01/17	138	139,580

		467,666
OIL & GAS — 5.84%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)[a]	100	108,528
6.38%, 09/15/17	23	23,883
8.70%, 03/15/19	100	114,904
BP Capital Markets PLC
1.38%, 11/06/17	75	75,136
1.38%, 05/10/18	175	174,500
2.24%, 09/26/18	50	50,614
2.24%, 05/10/19	200	202,723

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.25%, 11/01/16	$355	$355,000
2.32%, 02/13/20	150	152,060
2.52%, 01/15/20	250	254,684
4.50%, 10/01/20	75	81,982
4.74%, 03/11/21	200	222,340
Canadian Natural Resources Ltd.
5.70%, 05/15/17[a]	200	204,202
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	100	99,898
1.35%, 11/15/17	250	250,744
1.37%, 03/02/18	200	200,177
1.56%, 05/16/19[a]	200	200,454
1.72%, 06/24/18 (Call 05/24/18)	175	175,917
1.79%, 11/16/18	100	100,864
1.96%, 03/03/20 (Call 02/03/20)	200	201,478
2.10%, 05/16/21 (Call 04/15/21)	300	301,898
2.42%, 11/17/20 (Call 10/17/20)	150	153,027
2.43%, 06/24/20 (Call 05/24/20)[a]	100	102,245
4.95%, 03/03/19	100	107,810
ConocoPhillips
5.75%, 02/01/19	325	353,217
6.00%, 01/15/20	150	167,662
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	75	74,592
1.50%, 05/15/18	50	49,916
4.20%, 03/15/21 (Call 02/15/21)	150	162,257
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	75	76,355
4.10%, 02/01/21	200	214,289
5.63%, 06/01/19	50	54,755
EQT Corp.
8.13%, 06/01/19	25	28,489
Exxon Mobil Corp.
0.92%, 03/15/17	100	100,071
1.44%, 03/01/18	150	150,460
1.71%, 03/01/19	150	150,990
1.82%, 03/15/19 (Call 02/15/19)	50	50,549
1.91%, 03/06/20 (Call 02/06/20)	400	403,657
2.22%, 03/01/21 (Call 02/01/21)	300	304,163
Marathon Oil Corp.
2.70%, 06/01/20 (Call 05/01/20)	100	98,669
6.00%, 10/01/17	50	51,786

Security	Principal (000s)	Value
Marathon Petroleum Corp.
2.70%, 12/14/18	$50	$50,866
3.40%, 12/15/20 (Call 11/15/20)	300	311,652
Noble Energy Inc.
8.25%, 03/01/19	25	28,490
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	100	100,228
Series 1
4.10%, 02/01/21 (Call 11/01/20)	200	215,946
Petro-Canada
6.05%, 05/15/18	50	53,279
Phillips 66
2.95%, 05/01/17	275	277,510
Shell International Finance BV
0.90%, 11/15/16	200	199,893
1.25%, 11/10/17	300	300,588
1.38%, 05/10/19	100	99,417
1.88%, 05/10/21	300	297,888
1.90%, 08/10/18	150	151,317
2.00%, 11/15/18	75	75,891
2.13%, 05/11/20	325	327,814
2.25%, 11/10/20	200	202,228
4.30%, 09/22/19	350	375,409
4.38%, 03/25/20	25	27,045
Statoil ASA
1.15%, 05/15/18	100	99,600
1.80%, 11/23/16	75	75,031
1.95%, 11/08/18	150	151,283
2.25%, 11/08/19	100	101,596
2.90%, 11/08/20	100	103,796
3.13%, 08/17/17[a]	150	152,258
5.25%, 04/15/19	100	109,026
Total Capital Canada Ltd.
1.45%, 01/15/18	150	150,225
Total Capital International SA
1.00%, 01/10/17	25	24,997
1.50%, 02/17/17	50	50,069
1.55%, 06/28/17	100	100,229
2.10%, 06/19/19	100	101,478
2.13%, 01/10/19	175	177,565
2.75%, 06/19/21	100	103,598
Total Capital SA
2.13%, 08/10/18	100	101,295
4.45%, 06/24/20	250	272,319

SCHEDULES OF INVESTMENTS	49

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Valero Energy Corp.
6.13%, 02/01/20	$250	$280,337
9.38%, 03/15/19	25	29,287

		11,686,395
OIL & GAS SERVICES — 0.06%
Halliburton Co.
6.15%, 09/15/19	100	111,751

		111,751
PHARMACEUTICALS — 5.31%
Abbott Laboratories
4.13%, 05/27/20	50	53,754
AbbVie Inc.
1.75%, 11/06/17	325	326,150
1.80%, 05/14/18	125	125,404
2.00%, 11/06/18[a]	150	150,974
2.30%, 05/14/21 (Call 04/14/21)	175	174,783
2.50%, 05/14/20 (Call 04/14/20)	625	632,205
Actavis Funding SCS
1.30%, 06/15/17	10	10,002
1.85%, 03/01/17	250	250,499
2.35%, 03/12/18	200	201,942
2.45%, 06/15/19[a]	125	126,951
3.00%, 03/12/20 (Call 02/12/20)	625	643,770
Actavis Inc.
1.88%, 10/01/17	125	125,477
AstraZeneca PLC
1.95%, 09/18/19	100	101,069
2.38%, 11/16/20	400	406,862
5.90%, 09/15/17	200	208,065
Cardinal Health Inc.
1.95%, 06/15/18	150	151,184
Eli Lilly & Co.
1.95%, 03/15/19	125	126,604
5.20%, 03/15/17	10	10,152
Express Scripts Holding Co.
1.25%, 06/02/17	18	18,005
2.25%, 06/15/19	50	50,578
3.30%, 02/25/21 (Call 01/25/21)	175	183,192
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	350	372,531
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	180	180,503

Security	Principal (000s)	Value
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	$300	$300,801
1.88%, 12/05/19	75	76,252
5.15%, 07/15/18	200	213,438
5.55%, 08/15/17	100	103,643
McKesson Corp.
1.29%, 03/10/17	206	206,127
1.40%, 03/15/18	100	99,726
2.28%, 03/15/19	25	25,343
5.70%, 03/01/17	50	50,772
Mead Johnson Nutrition Co.
4.90%, 11/01/19	50	54,429
Medco Health Solutions Inc.
7.13%, 03/15/18	200	214,570
Merck & Co. Inc.
1.10%, 01/31/18	200	199,695
1.30%, 05/18/18	300	300,418
1.85%, 02/10/20[a]	250	252,776
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	25	27,302
Mylan Inc.
1.35%, 11/29/16	216	216,057
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)[d]	300	305,028
3.75%, 12/15/20 (Call 11/15/20)[d]	150	156,581
Novartis Capital Corp.
4.40%, 04/24/20	200	218,343
Novartis Securities Investment Ltd.
5.13%, 02/10/19	450	487,433
Pfizer Inc.
0.90%, 01/15/17[a]	110	110,012
1.10%, 05/15/17	150	150,078
1.45%, 06/03/19	250	250,114
1.50%, 06/15/18	95	95,500
1.95%, 06/03/21	100	100,404
2.10%, 05/15/19	100	101,616
6.05%, 03/30/17	10	10,210
6.20%, 03/15/19	250	276,966
Sanofi
1.25%, 04/10/18	200	200,135
4.00%, 03/29/21	200	218,253

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	$300	$299,178
2.40%, 09/23/21 (Call 08/23/21)	505	500,292
Wyeth LLC
5.45%, 04/01/17	56	57,028
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	100	103,862

		10,613,038
PIPELINES — 1.67%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)	75	77,369
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	100	106,204
5.20%, 03/15/20	40	43,363
9.88%, 03/01/19	50	58,442
Energy Transfer Partners LP
2.50%, 06/15/18	200	201,148
4.15%, 10/01/20 (Call 08/01/20)	200	209,545
4.65%, 06/01/21 (Call 03/01/21)	100	107,076
Enterprise Products Operating LLC
1.65%, 05/07/18	50	49,986
2.55%, 10/15/19 (Call 09/15/19)	200	203,955
2.85%, 04/15/21 (Call 03/15/21)	100	102,638
5.20%, 09/01/20	75	83,538
5.25%, 01/31/20	100	109,731
6.50%, 01/31/19	50	55,300
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	100	101,024
3.50%, 03/01/21 (Call 01/01/21)	100	102,621
5.30%, 09/15/20	75	81,680
5.95%, 02/15/18	25	26,233
6.00%, 02/01/17	24	24,272
6.50%, 04/01/20	125	140,263
Kinder Morgan Inc./DE
2.00%, 12/01/17[a]	150	150,511
3.05%, 12/01/19 (Call 11/01/19)	325	332,947
7.00%, 06/15/17	14	14,468
ONEOK Partners LP
8.63%, 03/01/19[a]	100	114,210
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	75	75,654
6.50%, 05/01/18	70	74,560

Security	Principal (000s)	Value
Spectra Energy Capital LLC
6.20%, 04/15/18	$50	$52,857
8.00%, 10/01/19	100	114,588
TransCanada PipeLines Ltd.
1.63%, 11/09/17	115	115,185
3.80%, 10/01/20	125	132,836
7.13%, 01/15/19	100	111,478
Williams Partners LP
5.25%, 03/15/20	150	162,094
Williams Partners LP/Williams Partners Finance Corp.
7.25%, 02/01/17	15	15,205

		3,350,981
REAL ESTATE INVESTMENT TRUSTS — 1.66%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	300	305,761
3.40%, 02/15/19	250	259,090
4.50%, 01/15/18	125	129,151
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	500	518,910
5.88%, 10/15/19 (Call 07/17/19)	100	110,676
Crown Castle International Corp.
3.40%, 02/15/21 (Call 01/15/21)	250	259,809
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)[a]	50	50,587
5.38%, 02/01/21 (Call 11/03/20)	300	333,410
6.00%, 01/30/17	8	8,090
6.70%, 01/30/18	150	159,164
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)[a]	75	75,619
5.65%, 02/01/20 (Call 11/01/19)	550	611,783
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	375	382,904
4.00%, 04/30/19 (Call 01/30/19)	50	52,436
Weyerhaeuser Co.
7.38%, 10/01/19	50	57,102

		3,314,492
RETAIL — 3.10%
Best Buy Co. Inc.
5.00%, 08/01/18	100	105,397
5.50%, 03/15/21 (Call 12/15/20)	83	91,903
Costco Wholesale Corp.
1.13%, 12/15/17	325	325,198

SCHEDULES OF INVESTMENTS	51

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
1.70%, 12/15/19	$150	$150,995
5.50%, 03/15/17	13	13,217
CVS Health Corp.
1.20%, 12/05/16[a]	164	164,072
1.90%, 07/20/18	150	151,037
2.25%, 12/05/18 (Call 11/05/18)	150	152,384
2.25%, 08/12/19 (Call 07/12/19)	225	229,088
2.80%, 07/20/20 (Call 06/20/20)	550	566,604
4.13%, 05/15/21 (Call 02/15/21)	100	108,667
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	225	240,185
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	350	356,118
2.00%, 04/01/21 (Call 03/01/21)[a]	225	227,691
2.25%, 09/10/18 (Call 08/10/18)	125	127,424
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	158	158,428
4.63%, 04/15/20 (Call 10/15/19)	25	27,591
Macy’s Retail Holdings Inc.
5.90%, 12/01/16	200	200,750
McDonald’s Corp.
2.10%, 12/07/18	100	101,242
2.75%, 12/09/20 (Call 11/09/20)	310	319,556
5.35%, 03/01/18	50	52,602
5.80%, 10/15/17	25	26,088
Nordstrom Inc.
4.75%, 05/01/20[a]	50	54,334
Target Corp.
2.30%, 06/26/19	250	255,898
3.88%, 07/15/20	25	27,008
6.00%, 01/15/18	300	317,152
Wal-Mart Stores Inc.
1.00%, 04/21/17	156	156,095
1.13%, 04/11/18	200	200,182
1.95%, 12/15/18	200	203,134
3.25%, 10/25/20	250	266,259
3.63%, 07/08/20	150	161,163
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	250	251,291
1.75%, 05/30/18	100	100,454
2.60%, 06/01/21 (Call 05/01/21)[a]	250	252,801
2.70%, 11/18/19 (Call 10/18/19)	50	51,278

		6,193,286

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.82%
Intel Corp.
1.35%, 12/15/17[a]	$250	$250,938
2.45%, 07/29/20	300	308,596
Lam Research Corp.
2.80%, 06/15/21 (Call 05/15/21)	100	101,826
QUALCOMM Inc.
1.40%, 05/18/18	300	300,176
2.25%, 05/20/20	205	207,995
Texas Instruments Inc.
1.00%, 05/01/18	175	174,526
1.65%, 08/03/19	100	100,736
Xilinx Inc.
3.00%, 03/15/21	200	206,826

		1,651,619
SOFTWARE — 2.03%
Adobe Systems Inc.
4.75%, 02/01/20	100	109,313
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	150	149,822
3.63%, 10/15/20 (Call 09/15/20)	150	158,157
Microsoft Corp.
0.88%, 11/15/17	75	74,991
1.10%, 08/08/19	300	298,329
1.30%, 11/03/18	50	50,163
1.55%, 08/08/21 (Call 07/08/21)	225	222,400
1.63%, 12/06/18	150	151,374
1.85%, 02/12/20 (Call 01/12/20)	400	404,211
2.00%, 11/03/20 (Call 10/03/20)	550	558,106
4.20%, 06/01/19	25	26,825
Oracle Corp.
1.20%, 10/15/17	125	125,284
1.90%, 09/15/21 (Call 08/15/21)	500	498,243
2.25%, 10/08/19	400	408,911
2.38%, 01/15/19	75	76,616
2.80%, 07/08/21	100	103,687
3.88%, 07/15/20	150	161,671
5.00%, 07/08/19	200	218,286
5.75%, 04/15/18	250	266,152

		4,062,541

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 4.99%
AT&T Inc.
1.60%, 02/15/17	$122	$122,175
1.70%, 06/01/17	125	125,464
2.30%, 03/11/19	300	303,321
2.38%, 11/27/18	100	101,254
2.40%, 03/15/17	100	100,475
2.45%, 06/30/20 (Call 05/30/20)	600	603,349
2.80%, 02/17/21 (Call 01/17/21)	300	303,757
4.60%, 02/15/21 (Call 11/15/20)	200	215,791
5.20%, 03/15/20	400	438,138
5.50%, 02/01/18	561	587,784
5.80%, 02/15/19	300	325,751
5.88%, 10/01/19	50	55,368
British Telecommunications PLC
1.25%, 02/14/17	200	200,092
Cisco Systems Inc.
1.10%, 03/03/17	369	369,435
1.65%, 06/15/18	100	100,602
2.13%, 03/01/19	275	279,904
2.20%, 02/28/21	350	356,010
2.45%, 06/15/20	300	307,731
3.15%, 03/14/17	150	151,214
4.45%, 01/15/20	200	217,327
4.95%, 02/15/19	300	323,768
Deutsche Telekom International Finance BV
6.00%, 07/08/19	100	111,173
Orange SA
2.75%, 02/06/19	250	256,461
Rogers Communications Inc.
6.80%, 08/15/18	75	81,732
Telefonica Emisiones SAU
5.13%, 04/27/20	150	164,449
5.46%, 02/16/21	200	225,237
5.88%, 07/15/19	325	357,929
Verizon Communications Inc.
1.35%, 06/09/17	200	200,193
2.63%, 02/21/20	950	966,443
3.65%, 09/14/18	440	456,461
4.50%, 09/15/20	600	652,763
5.50%, 02/15/18	75	78,709

Security	Principal (000s)	Value
Vodafone Group PLC
1.50%, 02/19/18	$445	$444,350
1.63%, 03/20/17	190	190,280
5.63%, 02/27/17	200	202,961

		9,977,851
TRANSPORTATION — 0.86%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	200	218,393
5.65%, 05/01/17	250	255,780
Canadian National Railway Co.
5.55%, 03/01/19	100	109,459
CSX Corp.
3.70%, 10/30/20 (Call 07/30/20)	100	106,594
6.25%, 03/15/18	25	26,591
FedEx Corp.
8.00%, 01/15/19	125	142,248
Norfolk Southern Corp.
5.75%, 04/01/18	300	319,287
United Parcel Service Inc.
5.13%, 04/01/19	200	218,164
5.50%, 01/15/18	300	315,593

		1,712,109

TOTAL CORPORATE BONDS & NOTES (Cost: $195,340,341)		196,366,120

SHORT-TERM INVESTMENTS — 6.65%

MONEY MARKET FUNDS — 6.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[e,f,g]	10,592	10,592,609
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	2,705	2,704,808

		13,297,417

TOTAL SHORT-TERM INVESTMENTS (Cost: $13,296,358)		13,297,417

SCHEDULES OF INVESTMENTS	53

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 104.83%
(Cost: $208,636,699)[h]	$209,663,537
Other Assets, Less Liabilities — (4.83)%	(9,659,671)

NET ASSETS — 100.00%	$200,003,866

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Affiliated issuer. See Schedule 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $208,638,166. Net unrealized appreciation was $1,025,371, of which $1,228,372 represented gross unrealized appreciation on securities and $203,001 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
1.50%, 02/23/18	$—	$250	$—	$250	$250,605	$2,710	$—
1.60%, 06/01/18	—	300	—	300	301,001	582	—
1.80%, 11/05/18	—	250	—	250	251,462	4,102	—
1.95%, 03/04/19	—	250	—	250	252,295	2,231	—
2.15%, 04/29/21	—	250	—	250	252,213	692	—
2.30%, 06/01/20	100	—	—	100	101,658	2,503	—
2.45%, 11/05/20	—	250	—	250	254,961	5,445	—
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20	250	—	(200)	50	55,088	2,187	(1,755)
PNC Funding Corp.
2.70%, 09/19/16	300	50	(350)	—	—	2,685	(437)
5.25%, 11/15/15	50	—	(50)	—	—	25	—

					$1,719,283	$23,162	$(2,192)

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$196,366,120	$—	$196,366,120
Money market funds	13,297,417	—	—	13,297,417

Total	$13,297,417	$196,366,120	$—	$209,663,537

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.36%

AEROSPACE & DEFENSE — 1.15%
Boeing Co. (The)
4.88%, 02/15/20	$134	$148,304
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	25	24,468
3.60%, 11/15/42 (Call 05/15/42)[a]	34	34,063
3.88%, 07/15/21 (Call 04/15/21)	79	86,039
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	134	137,500
United Technologies Corp.
3.10%, 06/01/22	350	369,576
3.75%, 11/01/46 (Call 05/01/46)	50	49,733
4.15%, 05/15/45 (Call 11/16/44)	24	25,333
4.50%, 06/01/42	300	328,089
6.13%, 02/01/19	7	7,718

		1,210,823
AGRICULTURE — 1.60%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	100	102,887
4.00%, 01/31/24	200	219,712
5.38%, 01/31/44	325	396,481
Archer-Daniels-Midland Co.
4.02%, 04/16/43	34	35,601
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)	100	100,036
2.50%, 08/22/22	106	108,063
3.60%, 11/15/23	63	67,725
3.88%, 08/21/42	189	187,015
4.13%, 03/04/43	45	46,051
4.25%, 11/10/44	100	105,238
4.38%, 11/15/41	24	25,463
5.65%, 05/16/18	274	291,481

		1,685,753
AIRLINES — 0.38%
American Airlines 2015-1 Pass Through Trust Class A
3.38%, 11/01/28	85	86,603
American Airlines Pass Through Trust Series 2016-3, Class AA
3.00%, 04/15/30	150	150,927

Security	Principal (000s)	Value
Continental Airlines Inc. 2012-2 Pass Through Trust Class A
4.00%, 04/29/26	$29	$30,869
United Airlines 2014-2 Pass Through Trust Class A
3.75%, 03/03/28[a]	126	132,454

		400,853
APPAREL — 0.25%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	107	108,278
3.88%, 11/01/45 (Call 05/01/45)	50	52,247
VF Corp.
3.50%, 09/01/21 (Call 06/01/21)	100	106,660

		267,185
AUTO MANUFACTURERS — 1.50%
American Honda Finance Corp.
1.65%, 07/12/21	70	69,041
1.70%, 09/09/21	100	98,817
2.13%, 10/10/18	112	113,665
2.25%, 08/15/19	89	90,876
2.30%, 09/09/26	100	98,159
Daimler Finance North America LLC
8.50%, 01/18/31	73	116,906
Toyota Motor Credit Corp.
1.40%, 05/20/19	350	349,108
1.90%, 04/08/21	250	250,807
2.00%, 10/24/18	67	67,812
2.10%, 01/17/19	34	34,490
2.15%, 03/12/20	112	113,743
2.63%, 01/10/23	100	102,186
3.30%, 01/12/22	79	84,103

		1,589,713
BANKS — 29.38%
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	39	39,502
2.70%, 11/16/20	242	248,815
Bank of America N.A.
1.65%, 03/26/18	234	234,653
Bank of Montreal
1.45%, 04/09/18 (Call 03/09/18)	67	67,065

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
1.50%, 07/18/19	$225	$224,044
1.80%, 07/31/18	112	112,581
1.90%, 08/27/21	100	99,147
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)	67	67,080
2.10%, 08/01/18 (Call 07/02/18)	100	101,258
2.10%, 01/15/19 (Call 12/15/18)	79	80,030
2.30%, 09/11/19 (Call 08/11/19)	100	101,989
2.50%, 04/15/21 (Call 03/15/21)	120	122,296
2.60%, 08/17/20 (Call 07/17/20)	50	51,329
2.80%, 05/04/26 (Call 02/04/26)	100	100,849
3.40%, 05/15/24 (Call 04/15/24)	57	60,181
3.55%, 09/23/21 (Call 08/23/21)	79	84,332
3.65%, 02/04/24 (Call 01/05/24)	24	25,741
Series G
2.15%, 02/24/20 (Call 01/24/20)	177	178,940
Bank of Nova Scotia (The)
1.45%, 04/25/18[a]	22	22,000
1.95%, 01/15/19	100	100,724
2.05%, 06/05/19	289	291,783
2.35%, 10/21/20	97	98,379
2.80%, 07/21/21	175	180,647
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	100	100,250
2.25%, 02/01/19 (Call 01/02/19)	164	166,388
BNP Paribas SA
2.40%, 12/12/18	322	326,254
2.45%, 03/17/19	95	96,463
5.00%, 01/15/21	134	148,985
BPCE SA
2.50%, 07/15/19	242	246,499
Branch Banking & Trust Co.
2.85%, 04/01/21 (Call 03/01/21)	242	250,804
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	242	245,260
2.50%, 09/20/18	97	98,737
Cooperatieve Rabobank UA
3.75%, 07/21/26[a]	250	250,758
3.88%, 02/08/22	112	121,370
3.95%, 11/09/22	242	253,543
4.38%, 08/04/25	242	254,744
5.25%, 05/24/41	67	81,796

Security	Principal (000s)	Value
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21	$250	$255,275
Credit Suisse AG/New York NY
3.00%, 10/29/21	242	248,198
4.38%, 08/05/20	484	521,389
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	194	197,112
Goldman Sachs Group Inc. (The)
2.00%, 04/25/19 (Call 03/25/19)	150	150,829
2.38%, 01/22/18	272	274,334
2.55%, 10/23/19	167	170,158
2.60%, 04/23/20 (Call 03/23/20)	400	406,404
2.63%, 01/31/19	125	127,261
2.63%, 04/25/21 (Call 03/25/21)	100	101,068
2.90%, 07/19/18	67	68,352
3.63%, 01/22/23[a]	156	164,073
3.75%, 05/22/25 (Call 02/22/25)	12	12,465
3.75%, 02/25/26 (Call 11/25/25)[a]	200	208,880
4.00%, 03/03/24	34	36,233
4.75%, 10/21/45 (Call 04/21/45)	150	164,275
5.25%, 07/27/21	145	162,858
5.38%, 03/15/20	112	123,598
5.75%, 01/24/22	250	288,957
6.13%, 02/15/33	176	217,659
6.15%, 04/01/18	200	212,292
6.25%, 02/01/41	145	186,276
7.50%, 02/15/19	184	206,932
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	242	260,803
HSBC Holdings PLC
2.65%, 01/05/22	200	198,768
3.90%, 05/25/26	200	206,896
4.00%, 03/30/22	40	42,399
4.30%, 03/08/26	400	425,272
4.88%, 01/14/22	24	26,360
5.10%, 04/05/21	256	281,956
5.25%, 03/14/44	200	219,394
6.10%, 01/14/42	50	64,705
6.50%, 09/15/37	190	237,836
HSBC USA Inc.
1.70%, 03/05/18	339	339,119
2.25%, 06/23/19	97	97,627
2.63%, 09/24/18	150	152,223

SCHEDULES OF INVESTMENTS	57

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
JPMorgan Chase & Co.
1.63%, 05/15/18	$174	$174,266
1.80%, 01/25/18	57	57,198
2.25%, 01/23/20 (Call 12/23/19)	134	135,075
2.35%, 01/28/19	311	315,842
2.55%, 10/29/20 (Call 09/29/20)	200	203,150
2.70%, 05/18/23 (Call 03/18/23)	150	150,239
2.75%, 06/23/20 (Call 05/23/20)	24	24,549
2.95%, 10/01/26 (Call 07/01/26)[a]	100	98,942
3.20%, 01/25/23	101	104,415
3.25%, 09/23/22	350	364,109
3.30%, 04/01/26 (Call 01/01/26)	100	101,850
3.90%, 07/15/25 (Call 04/15/25)	117	124,614
4.35%, 08/15/21	40	43,630
4.50%, 01/24/22	150	165,069
4.63%, 05/10/21	157	172,676
5.40%, 01/06/42	150	181,654
5.60%, 07/15/41	62	76,920
6.00%, 01/15/18	184	193,671
6.30%, 04/23/19	156	172,859
6.40%, 05/15/38	145	194,893
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	242	245,240
Lloyds Bank PLC
2.05%, 01/22/19	200	201,320
2.40%, 03/17/20	394	397,960
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	250	251,658
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	250	248,165
3.85%, 03/01/26	150	160,830
Mizuho Financial Group Inc.
2.84%, 09/13/26	200	197,650
Morgan Stanley
2.13%, 04/25/18	112	112,780
2.45%, 02/01/19	100	101,448
2.50%, 01/24/19	234	237,594
2.50%, 04/21/21	300	302,295
2.80%, 06/16/20	357	365,411
3.75%, 02/25/23[a]	214	225,935
3.88%, 01/27/26	200	211,412
4.00%, 07/23/25	150	159,766
4.30%, 01/27/45	162	169,789
5.50%, 01/26/20[a]	97	106,880

Security	Principal (000s)	Value
5.50%, 07/28/21	$234	$265,560
5.63%, 09/23/19	194	213,493
6.38%, 07/24/42[a]	118	157,765
6.63%, 04/01/18	439	468,681
Series F
3.88%, 04/29/24	177	187,517
National Australia Bank Ltd./New York
2.50%, 07/12/26	250	243,037
2.63%, 01/14/21	250	255,513
Northern Trust Corp.
2.38%, 08/02/22	73	74,226
PNC Bank N.A.
1.60%, 06/01/18 (Call 05/02/18)[b]	242	242,467
1.95%, 03/04/19 (Call 02/02/19)[b]	250	252,090
2.15%, 04/29/21 (Call 03/30/21)[b]	250	252,045
4.20%, 11/01/25 (Call 10/02/25)[b]	242	266,863
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20[b]	117	128,879
Royal Bank of Canada
1.63%, 04/15/19	100	100,004
1.80%, 07/30/18	250	251,287
2.15%, 03/15/19	112	113,391
2.50%, 01/19/21[a]	200	205,072
4.65%, 01/27/26[a]	100	108,395
Santander UK PLC
2.00%, 08/24/18	27	27,054
2.38%, 03/16/20	57	57,297
2.50%, 03/14/19	100	101,337
4.00%, 03/13/24	67	72,170
State Street Corp.
1.95%, 05/19/21	100	100,156
3.10%, 05/15/23	117	119,906
3.30%, 12/16/24	200	210,954
3.70%, 11/20/23	50	54,109
Sumitomo Mitsui Banking Corp.
2.45%, 01/10/19	242	245,214
2.45%, 10/20/20	242	244,759
Sumitomo Mitsui Financial Group Inc.
2.93%, 03/09/21	400	409,316
3.01%, 10/19/26	100	99,935
3.78%, 03/09/26	100	106,535

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Svenska Handelsbanken AB
1.63%, 03/21/18	$242	$242,617
Toronto-Dominion Bank (The)
1.40%, 04/30/18	167	166,982
1.45%, 09/06/18	100	99,943
1.80%, 07/13/21	100	99,381
1.95%, 01/22/19	50	50,441
2.13%, 07/02/19	74	74,988
2.13%, 04/07/21	150	151,027
2.25%, 11/05/19	67	68,146
2.63%, 09/10/18	112	114,333
VRN, (5 year USD Swap + 2.205%)
3.63%, 09/15/31 (Call 09/15/26)[a]	50	49,992
U.S. Bancorp.
2.20%, 04/25/19 (Call 03/25/19)	200	203,452
2.95%, 07/15/22 (Call 06/15/22)	201	208,240
3.00%, 03/15/22 (Call 02/15/22)	79	82,842
3.10%, 04/27/26 (Call 03/27/26)[a]	100	102,078
3.70%, 01/30/24 (Call 12/29/23)	75	81,024
UBS AG/Stamford CT
1.80%, 03/26/18	242	242,627
2.35%, 03/26/20	250	253,580
Wells Fargo & Co.
1.50%, 01/16/18[a]	112	112,012
2.10%, 07/26/21	100	99,420
2.15%, 01/15/19	300	303,186
3.00%, 01/22/21	145	149,441
3.00%, 04/22/26	150	149,370
3.30%, 09/09/24	100	102,752
3.50%, 03/08/22	217	227,976
3.90%, 05/01/45	89	89,171
4.10%, 06/03/26	187	196,064
4.13%, 08/15/23	24	25,539
4.30%, 07/22/27	512	544,358
4.48%, 01/16/24	79	85,278
4.60%, 04/01/21	112	122,888
4.90%, 11/17/45	100	107,479
5.61%, 01/15/44	300	352,473
5.63%, 12/11/17	57	59,590
Series M
3.45%, 02/13/23	205	210,312
Series N
2.15%, 01/30/20	172	172,965

Security	Principal (000s)	Value
Westpac Banking Corp.
1.60%, 01/12/18	$50	$50,098
1.60%, 08/19/19	200	199,558
2.10%, 05/13/21	100	99,904
2.25%, 07/30/18	100	101,232
2.25%, 01/17/19[a]	79	80,023
2.30%, 05/26/20	57	57,727
2.85%, 05/13/26	150	149,517
4.88%, 11/19/19	95	103,311

		31,023,570
BEVERAGES — 5.58%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19[a]	600	605,070
2.15%, 02/01/19[a]	200	202,858
2.65%, 02/01/21 (Call 01/01/21)	375	383,400
3.30%, 02/01/23 (Call 12/01/22)	225	235,033
3.65%, 02/01/26 (Call 11/01/25)	350	368,092
3.70%, 02/01/24	45	48,173
4.63%, 02/01/44	40	44,071
4.70%, 02/01/36 (Call 08/01/35)	300	333,846
4.90%, 02/01/46 (Call 08/01/45)	525	599,487
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42[a]	177	172,989
8.20%, 01/15/39	57	89,825
Brown-Forman Corp.
4.50%, 07/15/45 (Call 01/15/45)[a]	34	37,540
Coca-Cola Co. (The)
1.15%, 04/01/18	67	67,081
1.65%, 11/01/18[a]	67	67,618
1.88%, 10/27/20	100	101,094
2.50%, 04/01/23	189	192,500
2.88%, 10/27/25[a]	297	306,513
3.30%, 09/01/21	101	108,116
Coca-Cola FEMSA SAB de CV
2.38%, 11/26/18	150	152,078
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	236	242,969
Diageo Investment Corp.
4.25%, 05/11/42	79	85,087
PepsiCo Inc.
1.35%, 10/04/19	100	100,054
2.15%, 10/14/20 (Call 09/14/20)	200	203,644
2.25%, 01/07/19 (Call 12/07/18)	156	159,055

SCHEDULES OF INVESTMENTS	59

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.75%, 03/05/22	$100	$104,300
2.75%, 03/01/23	145	150,049
2.75%, 04/30/25 (Call 01/30/25)	57	58,420
2.85%, 02/24/26 (Call 11/24/25)	100	102,902
3.13%, 11/01/20	200	210,766
3.45%, 10/06/46 (Call 04/06/46)	75	71,639
4.00%, 03/05/42	62	64,856
4.45%, 04/14/46 (Call 10/14/45)	125	139,975
4.60%, 07/17/45 (Call 01/17/45)	50	57,094
7.90%, 11/01/18	29	32,703

		5,898,897
BIOTECHNOLOGY — 1.23%
Gilead Sciences Inc.
2.35%, 02/01/20	222	226,293
2.55%, 09/01/20	112	114,788
2.95%, 03/01/27 (Call 12/01/26)	125	123,635
3.50%, 02/01/25 (Call 11/01/24)	189	196,301
3.65%, 03/01/26 (Call 12/01/25)	96	100,748
4.15%, 03/01/47 (Call 09/01/46)	100	98,858
4.50%, 02/01/45 (Call 08/01/44)[a]	248	258,570
4.60%, 09/01/35 (Call 03/01/35)[a]	167	179,859

		1,299,052
CHEMICALS — 0.84%
EI du Pont de Nemours & Co.
4.15%, 02/15/43	84	82,918
6.00%, 07/15/18	337	361,951
Lubrizol Corp.
8.88%, 02/01/19	34	39,375
Monsanto Co.
3.95%, 04/15/45 (Call 10/15/44)	12	11,330
4.20%, 07/15/34 (Call 01/15/34)[a]	156	154,420
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	34	34,227
2.45%, 02/15/22 (Call 11/15/21)	25	25,585
3.55%, 11/07/42 (Call 05/07/42)	30	29,824
4.50%, 08/15/19	89	96,198
Sherwin-Williams Co. (The)
1.35%, 12/15/17	57	56,981

		892,809
COMMERCIAL SERVICES — 0.40%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	35	35,895
3.38%, 09/15/25 (Call 06/15/25)	17	18,273

Security	Principal (000s)	Value
Catholic Health Initiatives
2.95%, 11/01/22	$145	$145,799
Massachusetts Institute of Technology
5.60%, 07/01/11	50	65,454
MasterCard Inc.
2.00%, 04/01/19[a]	45	45,684
3.38%, 04/01/24	57	60,730
Princeton University
5.70%, 03/01/39	24	33,524
Series A
4.95%, 03/01/19	12	12,991

		418,350
COMPUTERS — 3.45%
Apple Inc.
1.00%, 05/03/18	222	221,640
1.55%, 02/07/20	217	217,286
2.00%, 05/06/20	33	33,474
2.10%, 05/06/19	160	162,981
2.25%, 02/23/21 (Call 01/23/21)	150	152,795
2.40%, 05/03/23[a]	300	301,428
2.70%, 05/13/22	112	115,686
2.85%, 05/06/21	267	278,641
2.85%, 02/23/23 (Call 12/23/22)	200	207,592
3.20%, 05/13/25	174	181,981
3.25%, 02/23/26 (Call 11/23/25)	150	156,851
3.45%, 05/06/24	112	119,568
3.45%, 02/09/45	132	121,990
3.85%, 05/04/43	112	110,152
3.85%, 08/04/46 (Call 02/04/46)	100	98,027
4.38%, 05/13/45	113	119,772
4.45%, 05/06/44	57	61,254
4.65%, 02/23/46 (Call 08/23/45)	150	165,593
International Business Machines Corp.
1.63%, 05/15/20[a]	97	97,248
1.88%, 05/15/19	97	98,164
2.90%, 11/01/21	100	104,632
3.45%, 02/19/26[a]	100	106,272
3.63%, 02/12/24[a]	150	161,308
4.00%, 06/20/42[a]	136	138,308
7.63%, 10/15/18	97	108,455

		3,641,098

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.51%
Colgate-Palmolive Co.
1.75%, 03/15/19	$34	$34,365
1.95%, 02/01/23	79	78,471
Procter & Gamble Co. (The)
1.70%, 11/03/21	85	84,826
2.30%, 02/06/22	95	97,245
2.70%, 02/02/26	100	102,868
5.55%, 03/05/37	100	136,541

		534,316
DISTRIBUTION & WHOLESALE — 0.05%
WW Grainger Inc.
4.60%, 06/15/45 (Call 12/15/44)	45	51,065

		51,065
DIVERSIFIED FINANCIAL SERVICES — 4.22%
American Express Co.
2.65%, 12/02/22	100	101,649
4.05%, 12/03/42	76	76,812
7.00%, 03/19/18	189	203,041
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	100	100,452
2.13%, 07/27/18[a]	134	135,474
2.13%, 03/18/19	112	113,404
2.25%, 08/15/19	45	45,737
2.25%, 05/05/21 (Call 04/04/21)	100	100,670
2.38%, 05/26/20 (Call 04/25/20)	50	50,826
Series F
2.60%, 09/14/20 (Call 08/14/20)	50	51,137
Ameriprise Financial Inc.
4.00%, 10/15/23	197	213,079
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)[a]	200	207,032
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	630	642,146
3.37%, 11/15/25	200	212,732
4.42%, 11/15/35	400	436,440
HSBC Finance Corp.
6.68%, 01/15/21	137	156,376
Intercontinental Exchange Inc.
2.50%, 10/15/18	57	58,162
3.75%, 12/01/25 (Call 09/01/25)	250	266,487

Security	Principal (000s)	Value
Invesco Finance PLC
3.75%, 01/15/26	$97	$102,212
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)	50	51,053
4.02%, 11/01/32 (Call 05/01/32)	50	52,721
10.38%, 11/01/18	67	78,569
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	45	46,516
5.60%, 12/01/19	57	63,434
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	200	203,830
2.80%, 12/14/22 (Call 10/14/22)	150	156,036
3.15%, 12/14/25 (Call 09/14/25)	350	364,689
4.30%, 12/14/45 (Call 06/14/45)	150	167,262

		4,457,978
ELECTRIC — 3.97%
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	125	135,039
4.50%, 02/01/45 (Call 08/01/44)[a]	75	82,199
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	45	44,473
Commonwealth Edison Co.
3.65%, 06/15/46 (Call 12/15/45)[a]	150	149,464
5.80%, 03/15/18	134	142,126
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	100	101,687
3.95%, 03/01/43 (Call 09/01/42)	62	63,946
4.45%, 03/15/44 (Call 09/15/43)	45	49,799
Series 08-B
6.75%, 04/01/38	79	110,545
Consumers Energy Co.
6.70%, 09/15/19	30	34,187
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	57	60,322
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)	50	51,043
4.00%, 09/30/42 (Call 03/30/42)	125	129,959
5.30%, 02/15/40[a]	18	22,028
Duke Energy Florida LLC
6.40%, 06/15/38	145	199,217

SCHEDULES OF INVESTMENTS	61

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	$40	$41,576
3.00%, 09/15/21 (Call 06/15/21)	100	105,065
4.15%, 12/01/44 (Call 06/01/44)	75	79,153
4.20%, 08/15/45 (Call 02/15/45)	45	48,122
5.30%, 01/15/19	12	12,990
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	24	24,594
3.13%, 12/01/25 (Call 06/01/25)	200	210,736
4.05%, 06/01/42 (Call 12/01/41)	100	107,905
Georgia Power Co.
4.30%, 03/15/42	134	142,049
Series 10-C
4.75%, 09/01/40	24	26,647
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	12	12,636
5.13%, 11/01/40 (Call 05/01/40)	34	40,827
Oncor Electric Delivery Co. LLC
5.30%, 06/01/42 (Call 12/01/41)	100	124,243
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	151	160,040
4.30%, 03/15/45 (Call 09/15/44)[a]	75	81,774
5.80%, 03/01/37	29	36,992
6.05%, 03/01/34	256	335,475
PacifiCorp
6.00%, 01/15/39	240	315,494
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	29	28,887
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	24	24,151
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	125	124,972
4.50%, 08/15/40	25	28,396
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)[a]	67	70,593
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	79	85,774
4.65%, 10/01/43 (Call 04/01/43)	80	93,637
5.50%, 03/15/40	59	74,764
Series 08-A
5.95%, 02/01/38	12	15,855
Virginia Electric & Power Co.
5.40%, 04/30/18	106	112,253

Security	Principal (000s)	Value
8.88%, 11/15/38	$106	$175,731
Series A
3.15%, 01/15/26 (Call 10/15/25)	50	51,836
Westar Energy Inc.
4.13%, 03/01/42 (Call 09/01/41)	24	25,149

		4,194,350
ELECTRICAL COMPONENTS & EQUIPMENT — 0.11%
Emerson Electric Co.
2.63%, 12/01/21 (Call 11/01/21)	57	59,150
2.63%, 02/15/23 (Call 11/15/22)	57	58,225

		117,375
ELECTRONICS — 0.30%
Honeywell International Inc.
4.25%, 03/01/21	167	184,117
5.30%, 03/01/18	24	25,299
5.38%, 03/01/41	84	107,580

		316,996
ENGINEERING & CONSTRUCTION — 0.12%
ABB Finance USA Inc.
2.88%, 05/08/22	47	48,753
4.38%, 05/08/42	67	74,198

		122,951
FOOD — 0.23%
Unilever Capital Corp.
2.10%, 07/30/20	97	98,712
2.20%, 03/06/19	97	98,994
5.90%, 11/15/32	34	46,254

		243,960
GAS — 0.07%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)[a]	45	46,567
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)	25	27,723

		74,290
HAND & MACHINE TOOLS — 0.04%
Stanley Black & Decker Inc.
2.90%, 11/01/22	45	46,799

		46,799
HEALTH CARE — PRODUCTS — 1.44%
Abbott Laboratories
2.00%, 03/15/20[a]	69	69,359
2.55%, 03/15/22	100	101,876

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.95%, 03/15/25 (Call 12/15/24)[a]	$150	$150,853
Medtronic Inc.
1.38%, 04/01/18	12	12,015
3.15%, 03/15/22	150	158,052
3.50%, 03/15/25	431	457,166
4.38%, 03/15/35	294	323,612
4.63%, 03/15/44 (Call 09/15/43)	95	106,939
4.63%, 03/15/45	45	50,781
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	57	58,358
4.75%, 04/15/43 (Call 10/15/42)	34	35,581

		1,524,592
HEALTH CARE — SERVICES — 2.23%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	50	50,093
2.40%, 06/15/21 (Call 05/15/21)	150	151,620
2.75%, 11/15/22 (Call 08/15/22)	67	68,294
3.20%, 06/15/26 (Call 03/15/26)	350	352,055
4.38%, 06/15/46 (Call 12/15/45)	150	152,643
4.50%, 05/15/42 (Call 11/15/41)	122	127,616
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)[a]	34	38,354
Howard Hughes Medical Institute
3.50%, 09/01/23	57	61,361
Kaiser Foundation Hospitals
4.88%, 04/01/42	25	29,209
UnitedHealth Group Inc.
2.13%, 03/15/21	100	100,847
2.70%, 07/15/20	112	115,521
2.88%, 03/15/22 (Call 12/15/21)	101	104,883
2.88%, 03/15/23	79	81,180
3.75%, 07/15/25	433	468,220
4.63%, 07/15/35	7	7,941
4.75%, 07/15/45	199	230,118
6.00%, 02/15/18	12	12,703
6.88%, 02/15/38	145	202,678

		2,355,336
HOLDING COMPANIES — DIVERSIFIED — 0.02%
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	24	23,983

		23,983

Security	Principal (000s)	Value
HOUSEHOLD PRODUCTS & WARES — 0.08%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)	$50	$46,788
6.63%, 08/01/37	29	41,571

		88,359
INSURANCE — 2.86%
AEGON Funding Co. LLC
5.75%, 12/15/20	30	34,014
Aflac Inc.
3.63%, 11/15/24[a]	57	60,804
Allstate Corp. (The)
3.15%, 06/15/23[a]	57	59,857
4.50%, 06/15/43	34	38,488
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	24	25,547
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	475	478,772
3.00%, 05/15/22	81	85,036
4.30%, 05/15/43[a]	73	80,029
4.40%, 05/15/42[a]	45	49,750
5.75%, 01/15/40[a]	12	15,644
Berkshire Hathaway Inc.
1.55%, 02/09/18	24	24,104
2.20%, 03/15/21 (Call 02/15/21)	100	102,174
3.00%, 02/11/23	45	46,906
3.13%, 03/15/26 (Call 12/15/25)	200	207,572
Chubb Corp. (The)
5.75%, 05/15/18	67	71,411
6.00%, 05/11/37	24	31,582
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	250	259,885
3.15%, 03/15/25	57	59,237
3.35%, 05/15/24	45	47,530
4.35%, 11/03/45 (Call 05/03/45)[a]	50	55,820
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	57	56,922
4.13%, 05/15/43 (Call 11/15/42)[a]	24	23,860
Manulife Financial Corp.
4.15%, 03/04/26	75	81,666
5.38%, 03/04/46	25	29,699
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	57	57,661
3.75%, 03/14/26 (Call 12/14/25)	50	53,372

SCHEDULES OF INVESTMENTS	63

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MetLife Inc.
1.76%, 12/15/17	$84	$84,210
3.00%, 03/01/25	67	67,987
4.05%, 03/01/45	123	121,608
4.13%, 08/13/42	136	135,309
4.88%, 11/13/43	50	55,512
7.72%, 02/15/19	89	101,186
Series D
4.37%, 09/15/23	100	110,625
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	100	101,903
5.35%, 11/01/40	50	62,401
Travelers Property Casualty Corp.
6.38%, 03/15/33	34	45,132

		3,023,215
INTERNET — 0.79%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	200	202,962
3.60%, 11/28/24 (Call 08/28/24)	194	199,966
Alphabet Inc.
3.38%, 02/25/24[a]	107	115,536
3.63%, 05/19/21[a]	100	108,988
Baidu Inc.
3.50%, 11/28/22	194	202,281

		829,733
MACHINERY — 1.53%
Caterpillar Financial Services Corp.
1.50%, 02/23/18	50	50,162
2.10%, 06/09/19	267	270,706
2.25%, 12/01/19	45	45,791
2.85%, 06/01/22[a]	45	46,592
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	50	51,168
3.80%, 08/15/42[a]	98	98,907
3.90%, 05/27/21	89	96,334
5.20%, 05/27/41	45	53,935
7.90%, 12/15/18[a]	57	64,537
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)	67	71,465
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	101	103,843
3.90%, 06/09/42 (Call 12/09/41)	89	92,830

Security	Principal (000s)	Value
John Deere Capital Corp.
1.35%, 01/16/18	$66	$66,102
1.95%, 01/08/19[a]	150	151,698
2.05%, 03/10/20	34	34,308
2.25%, 04/17/19[a]	161	164,130
3.90%, 07/12/21	140	151,977

		1,614,485
MANUFACTURING — 2.16%
3M Co.
2.00%, 06/26/22	150	150,752
3.00%, 08/07/25	82	86,753
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	150	152,855
2.70%, 10/09/22	150	154,894
3.10%, 01/09/23	125	131,575
4.50%, 03/11/44	197	221,792
5.63%, 05/01/18	350	372,922
5.88%, 01/14/38	500	653,450
Illinois Tool Works Inc.
2.65%, 11/15/26	100	99,685
3.50%, 03/01/24 (Call 12/01/23)[a]	57	61,471
3.90%, 09/01/42 (Call 03/01/42)	50	52,902
6.25%, 04/01/19	24	26,628
Parker-Hannifin Corp.
3.30%, 11/21/24 (Call 08/21/24)	112	118,098

		2,283,777
MEDIA — 3.14%
Comcast Corp.
2.75%, 03/01/23 (Call 02/01/23)	150	153,975
2.85%, 01/15/23	101	104,196
3.13%, 07/15/22	250	262,948
3.15%, 03/01/26 (Call 12/01/25)	50	51,835
3.38%, 08/15/25 (Call 05/15/25)	66	69,262
3.40%, 07/15/46 (Call 01/15/46)	150	138,315
3.60%, 03/01/24	45	48,211
4.25%, 01/15/33[a]	300	322,452
4.40%, 08/15/35 (Call 02/15/35)	100	109,959
4.50%, 01/15/43	225	243,949
4.60%, 08/15/45 (Call 02/15/45)	212	234,584
4.75%, 03/01/44	57	63,847
5.70%, 05/15/18	57	60,797
6.45%, 03/15/37	24	32,212
6.55%, 07/01/39	15	20,612

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.95%, 08/15/37	$101	$143,527
NBCUniversal Media LLC
2.88%, 01/15/23	57	58,837
4.38%, 04/01/21	129	141,974
5.15%, 04/30/20	211	234,930
Walt Disney Co. (The)
1.10%, 12/01/17	112	112,029
2.30%, 02/12/21	275	281,649
2.35%, 12/01/22	139	141,744
3.00%, 02/13/26[a]	100	103,024
5.50%, 03/15/19	75	82,193
Series E
4.13%, 12/01/41	89	94,789

		3,311,850
METAL FABRICATE & HARDWARE — 0.12%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	67	67,887
3.25%, 06/15/25 (Call 03/15/25)	57	60,056

		127,943
MINING — 1.12%
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	15	15,637
3.25%, 11/21/21	124	131,264
3.85%, 09/30/23[a]	174	188,656
5.00%, 09/30/43	125	142,339
6.50%, 04/01/19	125	139,314
Rio Tinto Finance USA Ltd.
4.13%, 05/20/21	150	163,302
5.20%, 11/02/40[a]	25	28,559
7.13%, 07/15/28	57	75,437
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	167	172,599
4.13%, 08/21/42 (Call 02/21/42)	126	127,617

		1,184,724
OIL & GAS — 7.16%
BP Capital Markets PLC
1.38%, 11/06/17	67	67,009
1.38%, 05/10/18	250	249,498
2.24%, 09/26/18	67	67,891
2.24%, 05/10/19	45	45,650
2.50%, 11/06/22	150	150,713
2.52%, 01/15/20	200	203,994
2.75%, 05/10/23	200	202,018

Security	Principal (000s)	Value
3.51%, 03/17/25	$125	$130,832
4.50%, 10/01/20	67	73,267
4.74%, 03/11/21	12	13,357
Chevron Corp.
1.35%, 11/15/17	45	45,067
1.37%, 03/02/18	100	100,092
1.79%, 11/16/18	200	201,630
1.96%, 03/03/20 (Call 02/03/20)	145	146,204
2.10%, 05/16/21 (Call 04/15/21)	100	100,651
2.36%, 12/05/22 (Call 09/05/22)	100	100,801
2.95%, 05/16/26 (Call 02/16/26)[a]	150	152,771
3.19%, 06/24/23 (Call 03/24/23)	75	78,780
3.33%, 11/17/25 (Call 08/17/25)	150	157,774
4.95%, 03/03/19	150	161,857
Conoco Funding Co.
7.25%, 10/15/31	89	115,837
ConocoPhillips
5.75%, 02/01/19	150	163,054
6.00%, 01/15/20	34	38,163
6.50%, 02/01/39	175	223,226
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)[a]	17	17,155
3.35%, 11/15/24 (Call 08/15/24)[a]	200	203,582
4.20%, 03/15/21 (Call 02/15/21)[a]	150	162,659
4.30%, 11/15/44 (Call 05/15/44)[a]	45	45,111
4.95%, 03/15/26 (Call 12/15/25)	100	112,108
5.95%, 03/15/46 (Call 09/15/45)	50	62,282
Exxon Mobil Corp.
1.31%, 03/06/18	100	100,242
1.44%, 03/01/18	300	301,023
1.71%, 03/01/19	100	100,685
2.22%, 03/01/21 (Call 02/01/21)	250	253,595
2.71%, 03/06/25 (Call 12/06/24)	100	101,463
3.18%, 03/15/24 (Call 12/15/23)	101	106,071
3.57%, 03/06/45 (Call 09/06/44)	50	49,868
4.11%, 03/01/46 (Call 09/01/45)[a]	175	188,814
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	120	120,188
2.70%, 02/15/23 (Call 11/15/22)	63	63,932
3.40%, 04/15/26 (Call 01/15/26)[a]	25	26,071
4.40%, 04/15/46 (Call 10/15/45)[a]	50	53,608
4.63%, 06/15/45 (Call 12/15/44)	95	104,117
Shell International Finance BV
1.25%, 11/10/17	200	200,300

SCHEDULES OF INVESTMENTS	65

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
1.38%, 05/10/19	$100	$99,447
1.38%, 09/12/19	300	297,834
1.88%, 05/10/21	250	248,435
1.90%, 08/10/18	24	24,223
2.13%, 05/11/20	50	50,424
2.38%, 08/21/22	50	50,258
3.25%, 05/11/25	139	144,000
4.00%, 05/10/46	375	370,860
4.13%, 05/11/35	117	121,154
4.55%, 08/12/43	112	119,348
6.38%, 12/15/38[a]	150	197,332
Total Capital Canada Ltd.
2.75%, 07/15/23	101	103,206
Total Capital International SA
2.13%, 01/10/19	24	24,346
2.70%, 01/25/23	75	76,449
3.75%, 04/10/24	100	108,585
Total Capital SA
4.45%, 06/24/20	150	163,734

		7,562,645
OIL & GAS SERVICES — 0.10%
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	95	101,600

		101,600
PHARMACEUTICALS — 4.89%
Abbott Laboratories
5.30%, 05/27/40	50	58,207
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)[a]	100	102,954
AstraZeneca PLC
1.95%, 09/18/19	200	202,152
2.38%, 11/16/20	100	101,806
3.38%, 11/16/25	100	104,225
4.00%, 09/18/42	50	50,723
4.38%, 11/16/45	147	156,723
Bristol-Myers Squibb Co.
2.00%, 08/01/22	100	100,143
4.50%, 03/01/44 (Call 09/01/43)	49	56,947
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	82	84,278
5.55%, 03/15/37	18	22,535
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	50	51,575

Security	Principal (000s)	Value
5.65%, 05/15/18	$29	$30,855
6.38%, 05/15/38	174	242,580
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	145	150,638
Johnson & Johnson
1.13%, 03/01/19	100	99,875
1.65%, 12/05/18	57	57,598
2.05%, 03/01/23 (Call 01/01/23)	150	151,290
2.45%, 03/01/26 (Call 12/01/25)	100	100,866
3.70%, 03/01/46 (Call 09/01/45)	150	161,182
5.95%, 08/15/37	117	164,170
Merck & Co. Inc.
1.10%, 01/31/18[a]	222	221,929
1.30%, 05/18/18	24	24,041
2.40%, 09/15/22 (Call 06/15/22)	45	45,830
2.80%, 05/18/23[a]	67	69,066
3.70%, 02/10/45 (Call 08/10/44)[a]	264	270,690
4.15%, 05/18/43	101	110,891
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	79	86,295
Novartis Capital Corp.
2.40%, 09/21/22	139	142,300
3.00%, 11/20/25 (Call 08/20/25)	75	78,202
3.40%, 05/06/24	89	96,001
3.70%, 09/21/42	73	74,054
4.00%, 11/20/45 (Call 05/20/45)	75	81,131
4.40%, 05/06/44	50	56,905
Novartis Securities Investment Ltd.
5.13%, 02/10/19	161	174,434
Pfizer Inc.
2.10%, 05/15/19	125	127,120
3.00%, 06/15/23	167	175,706
4.40%, 05/15/44	100	112,460
6.20%, 03/15/19	233	258,017
7.20%, 03/15/39	247	367,803
Sanofi
4.00%, 03/29/21	222	242,380
Wyeth LLC
5.95%, 04/01/37	75	97,761

		5,164,338
PIPELINES — 0.63%
TransCanada PipeLines Ltd.
2.50%, 08/01/22	57	56,857
3.80%, 10/01/20	117	124,510

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.63%, 03/01/34 (Call 12/01/33)	$100	$110,157
4.88%, 01/15/26 (Call 10/15/25)[a]	125	143,518
6.10%, 06/01/40	112	142,839
6.50%, 08/15/18	24	25,991
7.63%, 01/15/39	40	58,794

		662,666
REAL ESTATE INVESTMENT TRUSTS — 0.79%
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	112	125,094
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	45	45,725
2.50%, 07/15/21 (Call 04/15/21)[a]	150	153,339
3.30%, 01/15/26 (Call 10/15/25)	100	104,472
3.38%, 03/15/22 (Call 12/15/21)	100	105,851
3.50%, 09/01/25 (Call 06/01/25)	153	162,055
5.65%, 02/01/20 (Call 11/01/19)	124	137,957

		834,493
RETAIL — 3.89%
Costco Wholesale Corp.
1.70%, 12/15/19	112	112,860
1.75%, 02/15/20	57	57,347
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	57	58,057
2.25%, 09/10/18 (Call 08/10/18)	34	34,655
2.63%, 06/01/22 (Call 05/01/22)	200	206,356
2.70%, 04/01/23 (Call 01/01/23)	50	51,278
3.00%, 04/01/26 (Call 01/01/26)[a]	50	51,894
3.50%, 09/15/56 (Call 03/15/56)	100	93,097
3.75%, 02/15/24 (Call 11/15/23)	200	218,282
4.20%, 04/01/43 (Call 10/01/42)	79	85,822
4.25%, 04/01/46 (Call 10/01/45)	95	104,696
4.88%, 02/15/44 (Call 08/15/43)	12	14,192
5.88%, 12/16/36	228	301,706
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	150	148,140
3.12%, 04/15/22 (Call 01/15/22)	57	59,957
3.70%, 04/15/46 (Call 10/15/45)	50	49,384
3.80%, 11/15/21 (Call 08/15/21)	18	19,626
4.65%, 04/15/42 (Call 10/15/41)	126	142,505
5.00%, 09/15/43 (Call 03/15/43)	24	28,216
6.65%, 09/15/37	51	71,229
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	45	49,509

Security	Principal (000s)	Value
Target Corp.
2.50%, 04/15/26	$150	$149,419
2.90%, 01/15/22	70	73,105
3.63%, 04/15/46[a]	100	98,524
4.00%, 07/01/42[a]	80	83,942
6.00%, 01/15/18	150	158,587
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	125	120,277
Wal-Mart Stores Inc.
2.55%, 04/11/23 (Call 01/11/23)	189	193,436
3.25%, 10/25/20	75	79,921
3.30%, 04/22/24 (Call 01/22/24)[a]	139	148,768
4.30%, 04/22/44 (Call 10/22/43)[a]	140	157,500
4.75%, 10/02/43 (Call 04/02/43)	87	103,072
5.63%, 04/15/41	200	262,388
5.80%, 02/15/18	156	165,358
6.20%, 04/15/38	50	69,333
6.50%, 08/15/37	200	286,274

		4,108,712
SEMICONDUCTORS — 1.90%
Applied Materials Inc.
4.30%, 06/15/21	100	110,448
5.85%, 06/15/41	34	41,909
Intel Corp.
1.35%, 12/15/17	100	100,368
2.60%, 05/19/26 (Call 02/19/26)[a]	50	50,287
3.30%, 10/01/21	400	425,940
3.70%, 07/29/25 (Call 04/29/25)	180	196,765
4.00%, 12/15/32	75	80,128
4.10%, 05/19/46 (Call 11/19/45)[a]	150	154,992
4.25%, 12/15/42	40	42,213
4.90%, 07/29/45 (Call 01/29/45)	95	109,156
QUALCOMM Inc.
1.40%, 05/18/18	46	46,046
2.25%, 05/20/20	29	29,458
3.00%, 05/20/22	98	102,120
3.45%, 05/20/25 (Call 02/20/25)	167	174,765
4.80%, 05/20/45 (Call 11/20/44)	113	124,395
Texas Instruments Inc.
1.65%, 08/03/19	145	146,209
Xilinx Inc.
2.13%, 03/15/19	67	67,505

		2,002,704

SCHEDULES OF INVESTMENTS	67

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
SOFTWARE — 5.02%
Microsoft Corp.
0.88%, 11/15/17	$112	$111,938
1.10%, 08/08/19	100	99,354
1.55%, 08/08/21 (Call 07/08/21)	225	222,592
1.63%, 12/06/18	24	24,241
2.00%, 11/03/20 (Call 10/03/20)	250	253,662
2.00%, 08/08/23 (Call 06/08/23)	100	98,460
2.38%, 02/12/22 (Call 01/12/22)	300	305,523
2.40%, 08/08/26 (Call 05/08/26)	100	98,080
2.65%, 11/03/22 (Call 09/03/22)	100	103,253
3.00%, 10/01/20	189	199,004
3.45%, 08/08/36 (Call 02/08/36)	100	98,946
3.50%, 02/12/35 (Call 08/12/34)	400	400,816
3.70%, 08/08/46 (Call 02/08/46)	225	220,219
3.75%, 02/12/45 (Call 08/12/44)	50	49,243
3.95%, 08/08/56 (Call 02/08/56)	150	146,740
4.00%, 02/12/55 (Call 08/12/54)	25	24,720
4.20%, 11/03/35 (Call 05/03/35)	97	106,196
4.45%, 11/03/45 (Call 05/03/45)	125	137,595
4.75%, 11/03/55 (Call 05/03/55)	25	28,190
4.88%, 12/15/43 (Call 06/15/43)[a]	45	51,951
5.30%, 02/08/41	62	76,243
Oracle Corp.
2.25%, 10/08/19	222	226,939
2.38%, 01/15/19	184	187,947
2.50%, 05/15/22 (Call 03/15/22)	150	152,223
2.65%, 07/15/26 (Call 04/15/26)	400	394,748
3.25%, 05/15/30 (Call 02/15/30)[a]	150	153,255
3.40%, 07/08/24 (Call 04/08/24)	50	52,752
3.63%, 07/15/23	112	119,946
3.85%, 07/15/36 (Call 01/15/36)[a]	200	201,804
3.90%, 05/15/35 (Call 11/15/34)	89	90,221
4.00%, 07/15/46 (Call 01/15/46)	100	98,696
4.13%, 05/15/45 (Call 11/15/44)	50	50,159
4.30%, 07/08/34 (Call 01/08/34)	167	178,194
4.38%, 05/15/55 (Call 11/15/54)	12	12,377
5.00%, 07/08/19	112	122,388
5.38%, 07/15/40	245	291,920
5.75%, 04/15/18	104	110,762

		5,301,297

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 1.44%
America Movil SAB de CV
4.38%, 07/16/42[a]	$194	$190,935
5.00%, 03/30/20	100	109,654
5.63%, 11/15/17	24	25,062
Cisco Systems Inc.
1.40%, 02/28/18	150	150,517
1.85%, 09/20/21 (Call 08/20/21)	100	99,749
2.13%, 03/01/19	45	45,781
2.20%, 02/28/21	50	50,757
2.60%, 02/28/23	50	51,013
3.63%, 03/04/24	89	96,299
4.45%, 01/15/20	167	181,591
4.95%, 02/15/19	217	234,245
5.50%, 01/15/40	223	281,533

		1,517,136
TRANSPORTATION — 1.56%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)[a]	100	103,916
3.75%, 04/01/24 (Call 01/01/24)	150	162,568
3.85%, 09/01/23 (Call 06/01/23)	175	190,978
3.90%, 08/01/46 (Call 02/01/46)[a]	50	50,934
4.55%, 09/01/44 (Call 03/01/44)	90	99,668
5.15%, 09/01/43 (Call 03/01/43)	225	270,526
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)	100	94,641
5.55%, 03/01/19	57	62,240
Union Pacific Corp.
4.05%, 03/01/46 (Call 09/01/45)	100	105,435
4.16%, 07/15/22 (Call 04/15/22)	63	70,346
United Parcel Service Inc.
2.45%, 10/01/22	122	125,376
3.13%, 01/15/21	12	12,723
4.88%, 11/15/40 (Call 05/15/40)	79	94,381
5.13%, 04/01/19	112	122,111
6.20%, 01/15/38	57	78,791

		1,644,634
WATER — 0.11%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	112	118,546

		118,546

TOTAL CORPORATE BONDS & NOTES (Cost: $102,786,311)		103,874,951

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 10.82%

MONEY MARKET FUNDS — 10.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[c,d,e]	10,403	$10,404,349
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	1,026	1,026,073

		11,430,422

TOTAL SHORT-TERM INVESTMENTS (Cost: $11,429,432)		11,430,422

TOTAL INVESTMENTS IN SECURITIES — 109.18%
(Cost: $114,215,743)[f]		115,305,373
Other Assets, Less Liabilities — (9.18)%		(9,696,268)

NET ASSETS — 100.00%		$105,609,105

VRN — Variable Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $114,215,743. Net unrealized appreciation was $1,089,630, of which $1,550,309 represented gross unrealized appreciation on securities and $460,679 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments  (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
1.13%, 01/27/17	$250	$—	$(250)	$—	$—	$618	$(466)
1.60%, 06/01/18	250	—	(8)	242	242,467	4,043	(40)
1.95%, 03/04/19	—	250	—	250	252,090	262	—
2.15%, 04/29/21	—	250	—	250	252,045	2,375	—
4.20%, 11/01/25	250	—	(8)	242	266,863	9,266	133
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20	121	—	(4)	117	128,879	2,670	(106)

					$1,142,344	$19,234	$(479)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$103,874,951	$—	$103,874,951
Money market funds	11,430,422	—	—	11,430,422

Total	$11,430,422	$103,874,951	$—	$115,305,373

See notes to financial statements.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CONVERTIBLE BOND ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
COMMON STOCKS — 0.35%

BIOTECHNOLOGY — 0.35%
Exelixis Inc.[a]	5	$49,826

		49,826

TOTAL COMMON STOCKS (Cost: $31,756)		49,826

CONVERTIBLE BONDS — 97.81%

APPAREL — 0.30%
Iconix Brand Group Inc.
1.50%, 03/15/18	$50	42,439

		42,439
AUTO MANUFACTURERS — 1.87%
Navistar International Corp.
4.75%, 04/15/19	50	46,565
Tesla Motors Inc.
1.25%, 03/01/21	250	217,500

		264,065
BIOTECHNOLOGY — 5.60%
Acorda Therapeutics Inc.
1.75%, 06/15/21	75	57,750
Aegerion Pharmaceuticals Inc.
2.00%, 08/15/19	50	30,875
BioMarin Pharmaceutical Inc.
1.50%, 10/15/20	75	87,285
Emergent BioSolutions Inc.
2.88%, 01/15/21	25	28,345
Illumina Inc.
0.00%, 06/15/19	75	73,222
0.50%, 06/15/21	50	50,315
Incyte Corp.
0.38%, 11/15/18	50	88,315
1.25%, 11/15/20	25	45,158
Innoviva Inc.
2.13%, 01/15/23	25	20,625
Intercept Pharmaceuticals Inc.
3.25%, 07/01/23	50	48,625
Ionis Pharmaceuticals Inc.
1.00%, 11/15/21	100	81,630
Medicines Co. (The)
2.50%, 01/15/22	50	59,250
2.75%, 07/15/23[b]	100	95,750

Security	Principal (000s)	Value
Novavax Inc.
3.75%, 02/01/23[b]	$50	$23,065

		790,210
BUILDING MATERIALS — 1.24%
Cemex SAB de CV
3.75%, 03/15/18	150	174,195

		174,195
COMMERCIAL SERVICES — 2.33%
Cardtronics Inc.
1.00%, 12/01/20	50	55,875
Euronet Worldwide Inc.
1.50%, 10/01/44 (Call 10/05/20)	50	61,690
Huron Consulting Group Inc.
1.25%, 10/01/19	50	49,065
Live Nation Entertainment Inc.
2.50%, 05/15/19	50	54,280
Macquarie Infrastructure Corp.
2.00%, 10/01/23	50	50,219
2.88%, 07/15/19	50	57,500

		328,629
COMPUTERS — 1.27%
Brocade Communications Systems Inc.
1.38%, 01/01/20	75	74,857
Electronics For Imaging Inc.
0.75%, 09/01/19	50	52,815
Mentor Graphics Corp.
4.00%, 04/01/31 (Call 12/01/16)	35	51,058

		178,730
DIVERSIFIED FINANCIAL SERVICES — 0.96%
Blackhawk Network Holdings Inc.
1.50%, 01/15/22[b]	50	50,125
Jefferies Group LLC
3.88%, 11/01/29 (Call 11/01/17)	50	50,690
Walter Investment Management Corp.
4.50%, 11/01/19	50	34,000

		134,815
ELECTRIC — 0.52%
NRG Yield Inc.
3.25%, 06/01/20[b]	25	24,125
3.50%, 02/01/19[b]	50	49,750

		73,875

SCHEDULES OF INVESTMENTS	71

Schedule of Investments  (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
ELECTRICAL COMPONENTS & EQUIPMENT — 0.91%
General Cable Corp.
4.50%, 11/15/29[c]	$75	$47,348
SunPower Corp.
0.75%, 06/01/18	50	44,440
4.00%, 01/15/23[b]	50	36,625

		128,413
ELECTRONICS — 0.66%
TTM Technologies Inc.
1.75%, 12/15/20	25	36,875
Vishay Intertechnology Inc.
2.25%, 11/15/40	50	56,565

		93,440
ENERGY – ALTERNATE SOURCES — 0.41%
SolarCity Corp.
1.63%, 11/01/19	75	58,313

		58,313
ENGINEERING & CONSTRUCTION — 0.38%
Dycom Industries Inc.
0.75%, 09/15/21	50	53,690

		53,690
HEALTH CARE – PRODUCTS — 3.42%
Cepheid
1.25%, 02/01/21	50	51,875
Hologic Inc.
1.00%, 12/15/43 (Call 12/15/17)[c]	50	60,315
Series 2012
2.00%, 03/01/42 (Call 03/06/18)[c]	50	63,940
Insulet Corp.
1.25%, 09/15/21[b]	50	46,690
NuVasive Inc.
2.25%, 03/15/21[b]	100	118,380
Wright Medical Group Inc.
2.00%, 02/15/20	50	51,065
Wright Medical Group NV
2.25%, 11/15/21[b]	75	90,375

		482,640
HEALTH CARE – SERVICES — 2.51%
Anthem Inc.
2.75%, 10/15/42	65	111,559
Brookdale Senior Living Inc.
2.75%, 06/15/18	50	48,345

Security	Principal (000s)	Value
HealthSouth Corp.
2.00%, 12/01/43 (Call 12/01/18)	$50	$57,815
Molina Healthcare Inc.
1.13%, 01/15/20	55	79,063
1.63%, 08/15/44 (Call 08/19/18)	50	57,720

		354,502
HOLDING COMPANIES – DIVERSIFIED — 0.90%
Ares Capital Corp.
4.38%, 01/15/19	75	78,000
Prospect Capital Corp.
4.75%, 04/15/20	50	49,000

		127,000
HOME BUILDERS — 1.55%
CalAtlantic Group Inc.
0.25%, 06/01/19	50	46,440
1.25%, 08/01/32 (Call 08/05/17)	25	25,750
Lennar Corp.
3.25%, 11/15/21 (Call 11/21/16)	55	97,696
Toll Brothers Finance Corp.
0.50%, 09/15/32 (Call 09/15/17)	50	49,065

		218,951
INSURANCE — 0.54%
Old Republic International Corp.
3.75%, 03/15/18	65	75,810

		75,810
INTERNET — 17.06%
Ctrip.com International Ltd.
1.00%, 07/01/20	100	105,560
1.25%, 10/15/18	75	92,955
1.25%, 09/15/22[b]	100	98,310
1.99%, 07/01/25	50	54,625
FireEye Inc.
Series B
1.63%, 06/01/35 (Call 06/01/22)	100	89,250
LinkedIn Corp.
0.50%, 11/01/19	150	148,275
MercadoLibre Inc.
2.25%, 07/01/19	50	72,500
Pandora Media Inc.
1.75%, 12/01/20[b]	50	49,125
Priceline Group Inc. (The)
0.35%, 06/15/20	100	128,060

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
0.90%, 09/15/21	$150	$161,250
1.00%, 03/15/18	125	198,050
Shutterfly Inc.
0.25%, 05/15/18	50	51,250
SINA Corp./China
1.00%, 12/01/18	125	125,238
Twitter Inc.
1.00%, 09/15/21	225	207,562
VeriSign Inc.
4.49%, 08/15/37	150	367,500
Vipshop Holdings Ltd.
1.50%, 03/15/19	75	79,733
WebMD Health Corp.
1.50%, 12/01/20	25	28,500
2.50%, 01/31/18	50	51,690
2.63%, 06/15/23[b]	50	48,190
Yahoo! Inc.
0.00%, 12/01/18	150	151,785
Yandex NV
1.13%, 12/15/18	50	47,750
YY Inc.
2.25%, 04/01/19	50	49,315

		2,406,473
IRON & STEEL — 0.21%
Allegheny Technologies Inc.
4.75%, 07/01/22	25	28,938

		28,938
MANUFACTURING — 0.40%
Trinity Industries Inc.
3.88%, 06/01/36 (Call 06/01/18)	50	55,875

		55,875
MEDIA — 5.01%
DISH Network Corp.
3.38%, 08/15/26[b]	350	400,960
Liberty Interactive LLC
1.75%, 09/30/46 (Call 10/05/23)[b]	100	100,440
3.50%, 01/15/31 (Call 12/15/16)	50	25,470
Liberty Media Corp.
1.38%, 10/15/23	125	128,050
2.25%, 09/30/46 (Call 10/05/21)[b]	50	51,405

		706,325

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.37%
RTI International Metals Inc.
1.63%, 10/15/19	$50	$51,815

		51,815
MINING — 2.02%
B2Gold Corp.
3.25%, 10/01/18	50	53,065
Newmont Mining Corp.
Series B
1.63%, 07/15/17	75	80,535
Royal Gold Inc.
2.88%, 06/15/19	40	43,024
Silver Standard Resources Inc.
2.88%, 02/01/33 (Call 02/01/20)[b]	50	48,940
Stillwater Mining Co.
Series SWC
1.75%, 10/15/32 (Call 10/20/19)	50	59,625

		285,189
OIL & GAS — 3.33%
Cheniere Energy Inc.
4.25%, 03/15/45 (Call 03/15/20)	100	60,630
Chesapeake Energy Corp.
5.50%, 09/15/26[b]	150	141,285
Cobalt International Energy Inc.
2.63%, 12/01/19	200	94,000
3.13%, 05/15/24	150	52,500
Oasis Petroleum Inc.
2.63%, 09/15/23	25	27,813
Stone Energy Corp.
1.75%, 03/01/17	50	30,937
Whiting Petroleum Corp.
1.25%, 04/01/20	75	62,910

		470,075
OIL & GAS SERVICES — 1.13%
Weatherford International Ltd.
5.88%, 07/01/21	150	158,820

		158,820
PHARMACEUTICALS — 3.05%
Clovis Oncology Inc.
2.50%, 09/15/21	50	42,750
Depomed Inc.
2.50%, 09/01/21	50	66,155

SCHEDULES OF INVESTMENTS	73

Schedule of Investments  (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Herbalife Ltd.
2.00%, 08/15/19	$150	$145,875
Impax Laboratories Inc.
2.00%, 06/15/22	75	65,062
Ironwood Pharmaceuticals Inc.
2.25%, 06/15/22	50	52,375
Teva Pharmaceutical Finance Co. LLC
Series C
0.25%, 02/01/26 (Call 11/21/16)	50	58,190

		430,407
REAL ESTATE INVESTMENT TRUSTS — 5.61%
Apollo Commercial Real Estate Finance Inc.
5.50%, 03/15/19	25	26,158
Colony Capital Inc.
3.88%, 01/15/21	50	49,065
Empire State Realty OP LP
2.63%, 08/15/19[b]	25	27,970
Extra Space Storage LP
3.13%, 10/01/35 (Call 10/05/20)[b]	75	79,972
IAS Operating Partnership LP
5.00%, 03/15/18[b]	50	50,125
PennyMac Corp.
5.38%, 05/01/20[d]	50	48,000
Redwood Trust Inc.
4.63%, 04/15/18	50	49,815
SL Green Operating Partnership LP
3.00%, 10/15/17[b]	50	63,940
Spirit Realty Capital Inc.
2.88%, 05/15/19	100	105,560
Starwood Property Trust Inc.
4.55%, 03/01/18	175	190,750
VEREIT Inc.
3.00%, 08/01/18	100	99,750

		791,105
RETAIL — 0.86%
GNC Holdings Inc.
1.50%, 08/15/20[b]	50	39,000
Restoration Hardware Holdings Inc.
0.00%, 06/15/19[b]	50	42,375
0.00%, 07/15/20[b]	50	39,500

		120,875

Security	Principal (000s)	Value
SEMICONDUCTORS — 21.48%
Advanced Micro Devices Inc.
2.13%, 09/01/26	$100	$112,560
Cypress Semiconductor Corp.
4.50%, 01/15/22[b]	50	52,655
Inphi Corp.
0.75%, 09/01/21[b]	25	24,688
Integrated Device Technology Inc.
0.88%, 11/15/22[b]	50	48,315
Intel Corp.
2.95%, 12/15/35	200	259,500
3.25%, 08/01/39	250	428,600
Lam Research Corp.
1.25%, 05/15/18	50	81,065
Microchip Technology Inc.
1.63%, 02/15/25	200	248,120
2.13%, 12/15/37	75	187,687
Micron Technology Inc.
Series F
2.13%, 02/15/33 (Call 02/20/20)	50	85,565
Series G
3.00%, 11/15/43 (Call 11/20/18)	100	86,880
Novellus Systems Inc.
2.63%, 05/15/41	90	255,825
NVIDIA Corp.
1.00%, 12/01/18	175	617,610
NXP Semiconductors NV
1.00%, 12/01/19	200	229,380
ON Semiconductor Corp.
1.00%, 12/01/20	100	99,630
Series B
2.63%, 12/15/26 (Call 12/20/16)	25	28,470
Rovi Corp.
0.50%, 03/01/20	50	50,000
Xilinx Inc.
2.63%, 06/15/17	75	132,000

		3,028,550
SOFTWARE — 8.72%
Akamai Technologies Inc.
0.00%, 02/15/19	75	78,892
Allscripts Healthcare Solutions Inc.
1.25%, 07/01/20	50	49,375

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Citrix Systems Inc.
0.50%, 04/15/19	$175	$196,105
Cornerstone OnDemand Inc.
1.50%, 07/01/18	50	52,250
NetSuite Inc.
0.25%, 06/01/18	50	52,345
Nuance Communications Inc.
1.00%, 12/15/35 (Call 12/20/22)[b]	75	65,018
1.50%, 11/01/35 (Call 11/05/21)	50	46,875
2.75%, 11/01/31 (Call 11/06/17)	50	50,315
Red Hat Inc.
0.25%, 10/01/19	100	123,880
salesforce.com Inc.
0.25%, 04/01/18	125	153,750
ServiceNow Inc.
0.00%, 11/01/18	75	97,785
Take-Two Interactive Software Inc.
1.00%, 07/01/18	50	103,280
Verint Systems Inc.
1.50%, 06/01/21	75	70,597
Workday Inc.
0.75%, 07/15/18	75	89,250

		1,229,717
TELECOMMUNICATIONS — 2.70%
Ciena Corp.
3.75%, 10/15/18[b]	50	59,500
Finisar Corp.
0.50%, 12/15/33 (Call 12/22/18)	50	56,405
Gogo Inc.
3.75%, 03/01/20	50	37,500
InterDigital Inc./PA
1.50%, 03/01/20	50	56,970
Palo Alto Networks Inc.
0.00%, 07/01/19	65	96,122
Viavi Solutions Inc.
0.63%, 08/15/33 (Call 08/20/18)	75	74,535

		381,032
TRANSPORTATION — 0.49%
Hornbeck Offshore Services Inc.
1.50%, 09/01/19	50	31,440

Security	Principal or Shares (000s)	Value
Scorpio Tankers Inc.
2.38%, 07/01/19[b]	$50	$38,000

		69,440

TOTAL CONVERTIBLE BONDS (Cost: $13,808,853)		13,794,353

SHORT-TERM INVESTMENTS — 1.56%

MONEY MARKET FUNDS — 1.56%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	219	219,178

		219,178

TOTAL SHORT-TERM INVESTMENTS (Cost: $219,178)		219,178

TOTAL INVESTMENTS IN SECURITIES — 99.72%
(Cost: $14,059,787)[g]		14,063,357
Other Assets, Less Liabilities — 0.28%		39,452

NET ASSETS — 100.00%		$14,102,809

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	Affiliated issuer. See Schedule 1.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	The cost of investments for federal income tax purposes was $14,284,528. Net unrealized depreciation was $221,171, of which $743,355 represented gross unrealized appreciation on securities and $964,526 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments  (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PennyMac Corp.
5.38%, 05/01/20	$50	$—	$—	$50	$48,000	$3,133	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$49,826	$—	$—	$49,826
Convertible bonds	—	13,794,353	—	13,794,353
Money market funds	219,178	—	—	219,178

Total	$269,004	$13,794,353	$—	$14,063,357

See notes to financial statements.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 83.68%

AEROSPACE & DEFENSE — 0.34%
Rockwell Collins Inc. FRN, (3 mo. LIBOR US + 0.350%)
1.20%, 12/15/16	$5,750	$5,753,323
United Technologies Corp. FRN, (3 mo. LIBOR US + 0.350%)
1.00%, 11/01/19	5,000	5,003,035

		10,756,358
AGRICULTURE — 0.14%
BAT International Finance PLC FRN, (3 mo. LIBOR US + 0.510%)
1.36%, 06/15/18[a,b]	4,600	4,605,934

		4,605,934
AUTO MANUFACTURERS — 4.30%
American Honda Finance Corp.
FRN, (3 mo. LIBOR US + 0.170%)
1.05%, 07/14/17	7,925	7,929,224
FRN, (3 mo. LIBOR US + 0.310%)
1.16%, 12/11/17	5,750	5,762,294
FRN, (3 mo. LIBOR US + 0.450%)
1.31%, 09/20/17[b]	9,800	9,832,683
Daimler Finance North America LLC
FRN, (3 mo. LIBOR US + 0.300%)
1.14%, 03/02/17[a]	3,000	3,001,869
FRN, (3 mo. LIBOR US + 0.340%)
1.10%, 08/01/17[a]	1,800	1,801,211
FRN, (3 mo. LIBOR US + 0.350%)
1.20%, 03/10/17[a]	6,300	6,304,372
FRN, (3 mo. LIBOR US + 0.420%)
1.26%, 03/02/18[a]	7,150	7,168,090
Ford Motor Credit Co. LLC
FRN, (3 mo. LIBOR US + 0.630%)
1.48%, 03/27/17	7,400	7,402,035
FRN, (3 mo. LIBOR US + 0.830%)
1.65%, 08/12/19	4,000	4,000,872
FRN, (3 mo. LIBOR US + 0.900%)
1.75%, 06/15/18	1,830	1,831,790
General Motors Financial Co. Inc. FRN, (3 mo. LIBOR US + 1.360%)
2.24%, 04/10/18	900	904,711

Security	Principal (000s)	Value
Nissan Motor Acceptance Corp.
FRN, (3 mo. LIBOR US + 0.520%)
1.38%, 09/13/19[a,b]	$3,000	$2,998,455
FRN, (3 mo. LIBOR US + 0.550%)
1.39%, 03/03/17[a]	5,370	5,379,183
FRN, (3 mo. LIBOR US + 0.800%)
1.66%, 04/06/18[a]	9,285	9,327,265
Toyota Motor Credit Corp.
FRN, (3 mo. LIBOR US + 0.200%)
1.02%, 05/16/17	4,000	4,003,360
FRN, (3 mo. LIBOR US + 0.320%)
1.19%, 01/12/18[b]	8,079	8,092,686
FRN, (3 mo. LIBOR US + 0.370%)
1.22%, 03/12/20[b]	7,000	6,984,796
FRN, (3 mo. LIBOR US + 0.380%)
1.24%, 04/06/18[b]	6,000	6,010,350
FRN, (3 mo. LIBOR US + 0.440%)
1.00%, 10/18/19	8,000	8,022,896
FRN, (3 mo. LIBOR US + 0.820%)
1.63%, 02/19/19	7,050	7,137,187
Volkswagen Group of America Finance LLC
FRN, (3 mo. LIBOR US + 0.280%)
1.09%, 11/22/16[a]	5,000	5,000,670
FRN, (3 mo. LIBOR US + 0.370%)
1.19%, 05/23/17[a]	3,800	3,793,874
FRN, (3 mo. LIBOR US + 0.440%)
1.25%, 11/20/17[a]	4,575	4,561,874
FRN, (3 mo. LIBOR US + 0.470%)
1.28%, 05/22/18[a]	3,000	2,983,344
Volkswagen International Finance NV FRN, (3 mo. LIBOR US + 0.440%)
1.24%, 11/18/16[a]	6,600	6,600,647

		136,835,738
BANKS — 54.16%
American Express Bank FSB FRN, (1 mo. LIBOR US + 0.300%)
0.83%, 06/12/17	6,168	6,170,467
Australia & New Zealand Banking Group Ltd.
FRN, (3 mo. LIBOR US + 0.380%)
1.26%, 01/10/17[a]	9,800	9,804,449

SCHEDULES OF INVESTMENTS	77

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.440%)
1.32%, 01/16/18[a]	$3,300	$3,301,967
FRN, (3 mo. LIBOR US + 0.750%)
1.57%, 11/16/18[a]	5,000	5,025,740
FRN, (3 mo. LIBOR US + 0.990%)
1.83%, 06/01/21[a]	4,500	4,536,000
Australia & New Zealand Banking Group Ltd./New York NY FRN, (3 mo. LIBOR US + 0.560%)
1.38%, 05/15/18[b]	10,300	10,320,600
Banco Santander Chile FRN, (3 mo. LIBOR US + 0.900%)
1.78%, 04/11/17[a]	4,150	4,139,625
Bank Nederlandse Gemeenten NV FRN, (3 mo. LIBOR US + 0.070%)
0.95%, 07/14/17[a]	17,448	17,450,425
Bank of America Corp.
FRN, (3 mo. LIBOR US + 0.610%)
1.44%, 08/25/17	5,100	5,106,288
FRN, (3 mo. LIBOR US + 0.870%)
1.72%, 04/01/19	6,600	6,620,552
FRN, (3 mo. LIBOR US + 1.040%)
1.92%, 01/15/19[b]	9,950	10,018,645
FRN, (3 mo. LIBOR US + 1.070%)
1.94%, 03/22/18[b]	8,800	8,874,466
Bank of America N.A.
FRN, (3 mo. LIBOR US + 0.300%)
1.15%, 06/15/17	14,825	14,820,197
FRN, (3 mo. LIBOR US + 0.420%)
1.21%, 05/08/17	500	500,362
FRN, (3 mo. LIBOR US + 0.450%)
1.29%, 06/05/17[b]	4,500	4,506,188
FRN, (3 mo. LIBOR US + 0.470%)
1.29%, 11/14/16	11,650	11,649,336
1.29%, 02/14/17	7,500	7,509,397
FRN, (3 mo. LIBOR US + 0.760%)
1.59%, 12/07/18[b]	4,000	4,015,944
Bank of Montreal
FRN, (3 mo. LIBOR US + 0.250%)
1.13%, 07/14/17	3,320	3,320,823
FRN, (3 mo. LIBOR US + 0.600%)
1.48%, 04/09/18	1,830	1,833,642

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.610%)
1.50%, 07/31/18[b]	$5,250	$5,264,942
FRN, (3 mo. LIBOR US + 0.650%)
1.53%, 07/18/19[b]	3,250	3,256,253
FRN, (3 mo. LIBOR US + 0.790%)
1.62%, 08/27/21	5,500	5,515,504
Bank of New York Mellon Corp. (The)
FRN, (3 mo. LIBOR US + 0.380%)
1.19%, 05/22/18	2,400	2,402,266
FRN, (3 mo. LIBOR US + 0.480%)
1.33%, 09/11/19	2,650	2,653,829
FRN, (3 mo. LIBOR US + 0.560%)
1.32%, 08/01/18	3,000	3,010,383
FRN, (3 mo. LIBOR US + 0.870%)
1.67%, 08/17/20	4,200	4,255,524
Series 1
FRN, (3 mo. LIBOR US + 0.440%)
1.28%, 03/06/18[b]	2,295	2,298,608
Bank of Nova Scotia (The)
FRN, (3 mo. LIBOR US + 0.310%)
1.19%, 04/11/17[b]	9,000	9,005,292
FRN, (3 mo. LIBOR US + 0.420%)
1.27%, 12/13/16	4,580	4,582,872
FRN, (3 mo. LIBOR US + 0.470%)
1.32%, 06/11/18	5,000	5,013,455
FRN, (3 mo. LIBOR US + 0.830%)
1.71%, 01/15/19[b]	4,746	4,780,831
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
FRN, (3 mo. LIBOR US + 0.310%)
1.15%, 09/08/17[a]	3,200	3,191,110
FRN, (3 mo. LIBOR US + 0.410%)
1.26%, 03/10/17[a]	9,200	9,206,118
FRN, (3 mo. LIBOR US + 0.550%)
1.39%, 03/05/18[a]	6,120	6,115,998
FRN, (3 mo. LIBOR US + 1.020%)
1.88%, 09/14/18[a]	3,000	3,014,931
Banque Federative du Credit Mutuel SA FRN, (3 mo. LIBOR US + 0.850%)
1.73%, 01/20/17[a]	7,100	7,109,805
Barclays Bank PLC
FRN, (3 mo. LIBOR US + 0.540%)
1.37%, 12/09/16	1,180	1,180,484

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.580%)
1.38%, 02/17/17[b]	$6,800	$6,807,426
Barclays PLC FRN, (3 mo. LIBOR US + 2.110%)
2.92%, 08/10/21[b]	11,250	11,519,527
BB&T Corp.
FRN, (3 mo. LIBOR US + 0.660%)
1.42%, 02/01/19 (Call 01/02/19)	2,600	2,608,614
FRN, (3 mo. LIBOR US + 0.860%)
1.71%, 06/15/18 (Call 05/15/18)	4,535	4,566,210
BNP Paribas SA
FRN, (3 mo. LIBOR US + 0.460%)
1.25%, 05/07/17	7,950	7,954,436
FRN, (3 mo. LIBOR US + 0.480%)
1.34%, 03/17/17	4,150	4,154,532
FRN, (3 mo. LIBOR US + 0.590%)
1.44%, 12/12/16[b]	10,150	10,158,120
BPCE SA
FRN, (3 mo. LIBOR US + 0.630%)
1.49%, 06/17/17	1,000	1,001,594
FRN, (3 mo. LIBOR US + 0.850%)
1.66%, 02/10/17	8,500	8,514,569
Canadian Imperial Bank of Commerce/Canada FRN, (3 mo. LIBOR US + 0.520%)
1.36%, 09/06/19	5,000	5,002,810
Capital One N.A./Mclean VA
FRN, (3 mo. LIBOR US + 0.765%)
1.62%, 09/13/19 (Call 08/13/19)	7,800	7,811,973
FRN, (3 mo. LIBOR US + 1.150%)
1.95%, 08/17/18 (Call 07/18/18)	5,000	5,046,895
Citigroup Inc.
FRN, (3 mo. LIBOR US + 0.540%)
1.39%, 03/10/17	14,375	14,384,832
FRN, (3 mo. LIBOR US + 0.680%)
1.50%, 11/15/16	3,000	3,001,023
FRN, (3 mo. LIBOR US + 0.690%)
1.58%, 04/27/18[b]	27,910	27,965,708
FRN, (3 mo. LIBOR US + 0.700%)
1.53%, 11/24/17	11,600	11,631,204
FRN, (3 mo. LIBOR US + 0.770%)
1.64%, 04/08/19	1,850	1,852,422

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.860%)
1.69%, 12/07/18[b]	$5,000	$5,019,975
FRN, (3 mo. LIBOR US + 0.930%)
1.76%, 06/07/19[b]	5,000	5,022,935
FRN, (3 mo. LIBOR US + 1.310%)
2.19%, 10/26/20	5,000	5,065,960
FRN, (3 mo. LIBOR US + 1.380%)
2.22%, 03/30/21[b]	8,550	8,714,023
FRN, (3 mo. LIBOR US + 1.700%)
2.52%, 05/15/18	14,790	15,047,479
Series 5
FRN, (3 mo. LIBOR US + 1.190%)
1.95%, 08/02/21[b]	10,750	10,828,905
Commonwealth Bank of Australia
FRN, (3 mo. LIBOR US + 0.270%)
1.11%, 09/08/17[a]	5,000	4,998,985
FRN, (3 mo. LIBOR US + 0.400%)
1.25%, 03/12/18[a]	7,600	7,593,814
FRN, (3 mo. LIBOR US + 0.640%)
1.00%, 11/07/19[a]	10,000	10,008,860
FRN, (3 mo. LIBOR US + 0.790%)
1.55%, 11/02/18[a,b]	5,935	5,974,023
FRN, (3 mo. LIBOR US + 0.830%)
1.67%, 09/06/21[a]	7,000	7,011,438
FRN, (3 mo. LIBOR US + 1.060%)
1.91%, 03/15/19[a]	7,600	7,690,516
Cooperatieve Rabobank UA/NY
FRN, (3 mo. LIBOR US + 0.330%)
1.22%, 04/28/17	9,100	9,104,432
FRN, (3 mo. LIBOR US + 0.510%)
1.00%, 08/09/19	4,000	4,007,044
Credit Agricole SA/London
FRN, (3 mo. LIBOR US + 0.545%)
1.39%, 06/12/17[a,b]	1,000	1,001,443
FRN, (3 mo. LIBOR US + 0.800%)
1.68%, 04/15/19[a]	18,150	18,208,389
Credit Suisse AG/New York NY
FRN, (3 mo. LIBOR US + 0.490%)
1.32%, 05/26/17	4,820	4,820,612
FRN, (3 mo. LIBOR US + 0.680%)
1.57%, 04/27/18	5,000	5,001,185
FRN, (3 mo. LIBOR US + 0.690%)
1.58%, 01/29/18[b]	18,750	18,781,669

SCHEDULES OF INVESTMENTS	79

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Credit Suisse Group Funding Guernsey Ltd. FRN, (3 mo. LIBOR US + 2.290%)
3.17%, 04/16/21[a,b]	$4,250	$4,418,100
Danske Bank AS FRN, (3 mo. LIBOR US + 0.580%)
1.42%, 09/06/19[a]	5,500	5,506,177
DBS Group Holdings Ltd. FRN, (3 mo. LIBOR US + 0.500%)
1.38%, 07/16/19[a]	5,000	4,996,975
Deutsche Bank AG
FRN, (3 mo. LIBOR US + 1.310%)
2.12%, 08/20/20	4,300	4,133,620
FRN, (3 mo. LIBOR US + 1.910%)
2.72%, 05/10/19	4,350	4,314,595
Deutsche Bank AG/London
FRN, (3 mo. LIBOR US + 0.470%)
1.30%, 05/30/17	5,400	5,362,956
FRN, (3 mo. LIBOR US + 0.610%)
1.43%, 02/13/17	8,700	8,673,430
FRN, (3 mo. LIBOR US + 0.680%)
1.50%, 02/13/18	5,500	5,399,466
Dexia Credit Local SA FRN, (3 mo. LIBOR US + 0.600%)
1.46%, 03/23/18[a]	3,300	3,307,986
Dexia Credit Local SA/New York NY
FRN, (3 mo. LIBOR US + 0.200%)
1.04%, 06/05/18[a]	7,000	6,969,893
FRN, (3 mo. LIBOR US + 0.380%)
1.17%, 11/07/16[a]	10,000	10,000,900
FRN, (3 mo. LIBOR US + 0.400%)
1.28%, 01/11/17[a]	12,585	12,590,613
Goldman Sachs Group Inc. (The)
FRN, (3 mo. LIBOR US + 0.625%)
1.46%, 06/04/17	2,000	2,002,826
FRN, (3 mo. LIBOR US + 0.670%)
1.48%, 05/22/17	10,475	10,490,660
FRN, (3 mo. LIBOR US + 0.800%)
1.65%, 12/15/17[b]	10,500	10,531,468
FRN, (3 mo. LIBOR US + 1.020%)
1.90%, 10/23/19[b]	6,100	6,133,092
FRN, (3 mo. LIBOR US + 1.040%)
1.92%, 04/25/19	7,100	7,146,966

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 1.100%)
1.92%, 11/15/18	$27,350	$27,577,060
FRN, (3 mo. LIBOR US + 1.160%)
2.04%, 04/23/20 (Call 03/23/20)	11,420	11,487,047
FRN, (3 mo. LIBOR US + 1.170%)
2.24%, 11/15/21 (Call 11/15/20)	8,000	7,991,272
FRN, (3 mo. LIBOR US + 1.200%)
2.05%, 09/15/20 (Call 08/15/20)	12,875	12,968,807
2.09%, 04/30/18	19,900	20,084,174
FRN, (3 mo. LIBOR US + 1.360%)
2.24%, 04/23/21 (Call 03/23/21)	13,500	13,669,749
FRN, (3 mo. LIBOR US + 1.770%)
2.60%, 02/25/21[b]	10,000	10,297,180
HSBC Bank PLC FRN, (3 mo. LIBOR US + 0.640%)
1.46%, 05/15/18[a]	5,500	5,501,359
HSBC Holdings PLC
FRN, (3 mo. LIBOR US + 1.660%)
2.49%, 05/25/21	9,800	9,983,093
FRN, (3 mo. LIBOR US + 2.240%)
3.08%, 03/08/21[b]	8,500	8,872,130
HSBC USA Inc.
FRN, (3 mo. LIBOR US + 0.340%)
1.16%, 11/13/17	3,000	2,996,187
FRN, (3 mo. LIBOR US + 0.450%)
1.29%, 03/03/17	4,400	4,401,373
FRN, (3 mo. LIBOR US + 0.610%)
1.43%, 11/13/19	3,000	2,962,059
FRN, (3 mo. LIBOR US + 0.880%)
1.74%, 09/24/18	2,450	2,459,085
ING Bank NV
FRN, (3 mo. LIBOR US + 0.690%)
1.54%, 10/01/19[a]	5,500	5,506,116
FRN, (3 mo. LIBOR US + 0.780%)
1.58%, 08/17/18[a]	5,000	5,025,930
FRN, (3 mo. LIBOR US + 1.130%)
2.00%, 03/22/19[a]	2,000	2,024,866
JPMorgan Chase & Co.
FRN, (3 mo. LIBOR US + 0.450%)
1.25%, 11/18/16	1,200	1,200,360
FRN, (3 mo. LIBOR US + 0.520%)
1.34%, 02/15/17	31,400	31,432,185

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.550%)
1.43%, 04/25/18	$5,750	$5,749,436
FRN, (3 mo. LIBOR US + 0.630%)
1.52%, 01/28/19[b]	10,100	10,111,958
FRN, (3 mo. LIBOR US + 0.840%)
1.71%, 03/22/19 (Call 02/22/19)[b]	10,900	10,986,045
FRN, (3 mo. LIBOR US + 0.900%)
1.78%, 01/25/18[b]	23,575	23,705,134
FRN, (3 mo. LIBOR US + 0.955%)
1.84%, 01/23/20	19,700	19,890,460
FRN, (3 mo. LIBOR US + 1.100%)
1.93%, 06/07/21 (Call 05/07/21)	3,000	3,027,732
FRN, (3 mo. LIBOR US + 1.205%)
2.09%, 10/29/20 (Call 09/29/20)[b]	13,250	13,429,564
FRN, (3 mo. LIBOR US + 2.100%)
2.90%, 11/18/16	2,500	2,502,320
JPMorgan Chase Bank N.A.
FRN, (3 mo. LIBOR US + 0.400%)
1.26%, 06/14/17[b]	8,000	8,007,960
FRN, (3 mo. LIBOR US + 0.420%)
1.26%, 06/02/17 (Call 12/02/16)	2,600	2,600,985
FRN, (3 mo. LIBOR US + 0.450%)
1.31%, 09/21/18 (Call 08/21/18)	6,000	6,003,894
FRN, (3 mo. LIBOR US + 0.590%)
1.45%, 09/23/19 (Call 08/23/19)	10,000	10,013,890
KEB Hana Bank FRN, (3 mo. LIBOR US + 1.125%)
1.92%, 11/09/16[a]	700	700,084
KeyBank N.A./Cleveland OH FRN, (3 mo. LIBOR US + 0.490%)
1.32%, 11/25/16	750	750,279
KfW FRN, (3 mo. LIBOR US + 0.160%)
1.01%, 12/29/17	7,650	7,648,065
Kookmin Bank FRN, (3 mo. LIBOR US + 0.875%)
1.76%, 01/27/17[c]	1,000	1,001,071
Korea Development Bank (The) FRN, (3 mo. LIBOR US + 0.625%)
1.51%, 01/22/17	10,200	10,199,980
Landwirtschaftliche Rentenbank
FRN, (3 mo. LIBOR US + 0.250%)
1.09%, 06/03/21[a]	6,000	5,997,600

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.350%)
1.16%, 02/19/21[a,b]	$12,800	$12,794,202
Lloyds Bank PLC
FRN, (3 mo. LIBOR US + 0.550%)
1.37%, 05/14/18	10,000	9,976,300
FRN, (3 mo. LIBOR US + 0.780%)
1.58%, 08/17/18	2,000	2,004,734
FRN, (3 mo. LIBOR US + 1.000%)
1.88%, 01/22/19	6,000	6,029,856
Macquarie Bank Ltd.
FRN, (3 mo. LIBOR US + 0.630%)
1.52%, 10/27/17[a]	5,280	5,279,963
FRN, (3 mo. LIBOR US + 0.790%)
1.65%, 03/24/17[a,b]	4,500	4,506,395
FRN, (3 mo. LIBOR US + 1.120%)
1.87%, 07/29/20[a]	4,500	4,533,174
FRN, (3 mo. LIBOR US + 1.180%)
2.06%, 01/15/19[a]	3,000	3,030,081
Manufacturers & Traders Trust Co. FRN, (3 mo. LIBOR US + 0.300%)
1.18%, 07/25/17[b]	3,500	3,500,690
Mitsubishi UFJ Financial Group Inc.
FRN, (3 mo. LIBOR US + 1.060%)
1.91%, 09/13/21[b]	10,300	10,317,654
FRN, (3 mo. LIBOR US + 1.880%)
2.72%, 03/01/21[b]	6,000	6,228,180
Mizuho Bank Ltd.
FRN, (3 mo. LIBOR US + 0.430%)
1.31%, 04/16/17[a]	5,000	5,003,195
FRN, (3 mo. LIBOR US + 0.450%)
1.31%, 09/25/17[a]	3,750	3,747,825
FRN, (3 mo. LIBOR US + 0.640%)
1.50%, 03/26/18[a]	3,000	2,995,959
FRN, (3 mo. LIBOR US + 1.190%)
2.07%, 10/20/18[a]	8,000	8,044,608
Mizuho Financial Group Inc.
FRN, (3 mo. LIBOR US + 1.140%)
1.99%, 09/13/21[b]	9,800	9,825,980
FRN, (3 mo. LIBOR US + 1.480%)
2.35%, 04/12/21[a]	1,800	1,828,024
Morgan Stanley
FRN, (3 mo. LIBOR US + 0.740%)
1.62%, 07/23/19[b]	11,575	11,593,231

SCHEDULES OF INVESTMENTS	81

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.850%)
1.73%, 01/24/19[b]	$10,432	$10,483,451
FRN, (3 mo. LIBOR US + 0.980%)
1.83%, 06/16/20	4,550	4,573,583
FRN, (3 mo. LIBOR US + 1.140%)
2.03%, 01/27/20	5,200	5,251,792
FRN, (3 mo. LIBOR US + 1.280%)
2.16%, 04/25/18	14,121	14,270,923
FRN, (3 mo. LIBOR US + 1.375%)
2.13%, 02/01/19[b]	11,200	11,368,605
FRN, (3 mo. LIBOR US + 1.400%)
2.28%, 04/21/21[b]	20,800	21,185,840
National Australia Bank Ltd.
FRN, (3 mo. LIBOR US + 0.280%)
1.12%, 06/30/17[a]	6,850	6,851,514
FRN, (3 mo. LIBOR US + 0.370%)
1.23%, 03/17/17[a]	3,000	3,000,585
FRN, (3 mo. LIBOR US + 0.430%)
1.27%, 12/02/16[a]	11,630	11,635,327
FRN, (3 mo. LIBOR US + 0.640%)
1.52%, 07/23/18[a]	5,400	5,416,524
FRN, (3 mo. LIBOR US + 0.780%)
1.66%, 01/14/19[a]	6,000	6,038,136
FRN, (3 mo. LIBOR US + 1.000%)
1.87%, 07/12/21[a]	5,500	5,554,109
National Bank of Canada FRN, (3 mo. LIBOR US + 0.840%)
1.70%, 12/14/18	3,000	3,013,191
National City Bank/Cleveland OH FRN, (3 mo. LIBOR US + 0.370%)
1.20%, 06/07/17	16,852	16,852,000
Nederlandse Waterschapsbank NV FRN, (3 mo. LIBOR US + 0.230%)
1.05%, 02/14/18[a]	29,400	29,452,626
Nordea Bank AB
FRN, (3 mo. LIBOR US + 0.360%)
1.21%, 04/04/17[a]	3,200	3,202,115
FRN, (3 mo. LIBOR US + 0.840%)
1.70%, 09/17/18[a]	5,000	5,033,960
FRN, (3 mo. LIBOR US + 0.990%)
1.82%, 05/27/21[a]	5,000	5,020,525
Oesterreichische Kontrollbank AG
FRN, (3 mo. LIBOR US + 0.160%)
1.00%, 11/04/19	4,880	4,877,121

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.180%)
0.99%, 08/10/17	$7,100	$7,104,608
PNC Bank N.A.
FRN, (3 mo. LIBOR US + 0.300%)
1.06%, 08/01/17[d]	1,100	1,099,990
FRN, (3 mo. LIBOR US + 0.420%)
1.26%, 06/01/18[d]	1,825	1,827,225
Royal Bank of Canada
FRN, (3 mo. LIBOR US + 0.240%)
1.09%, 06/16/17	3,350	3,350,861
FRN, (3 mo. LIBOR US + 0.260%)
1.02%, 02/03/17	13,250	13,257,287
1.14%, 10/13/17[b]	6,900	6,902,774
FRN, (3 mo. LIBOR US + 0.330%)
1.21%, 01/23/17[b]	7,850	7,856,264
FRN, (3 mo. LIBOR US + 0.480%)
1.37%, 07/29/19	3,993	4,003,749
FRN, (3 mo. LIBOR US + 0.520%)
1.36%, 03/06/20	12,425	12,425,360
FRN, (3 mo. LIBOR US + 0.530%)
1.38%, 03/15/19[b]	10,500	10,497,648
Royal Bank of Scotland Group PLC FRN, (3 mo. LIBOR US + 0.940%)
1.78%, 03/31/17	3,200	3,198,006
Santander UK PLC FRN, (3 mo. LIBOR US + 0.510%)
1.36%, 03/13/17	2,654	2,653,628
Shinhan Bank FRN, (3 mo. LIBOR US + 0.650%)
1.53%, 04/08/17[c]	5,000	5,003,990
Skandinaviska Enskilda Banken AB FRN, (3 mo. LIBOR US + 0.570%)
1.42%, 09/13/19[a,b]	5,500	5,504,862
Standard Chartered PLC
FRN, (3 mo. LIBOR US + 0.340%)
1.18%, 09/08/17[a]	6,000	5,986,548
FRN, (3 mo. LIBOR US + 1.130%)
1.94%, 08/19/19[a]	5,750	5,787,490
State Street Corp. FRN, (3 mo. LIBOR US + 0.900%)
1.70%, 08/18/20[b]	5,000	5,046,110
Sumitomo Mitsui Banking Corp.
FRN, (3 mo. LIBOR US + 0.320%)
1.20%, 07/11/17[b]	3,500	3,498,191

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.430%)
1.31%, 01/10/17	$9,800	$9,806,311
FRN, (3 mo. LIBOR US + 0.580%)
1.46%, 01/16/18	9,000	9,007,974
FRN, (3 mo. LIBOR US + 0.670%)
1.55%, 10/19/18	5,000	5,004,835
FRN, (3 mo. LIBOR US + 0.740%)
1.62%, 07/23/18	6,000	6,020,658
FRN, (3 mo. LIBOR US + 0.940%)
1.82%, 01/18/19	5,000	5,028,430
Sumitomo Mitsui Financial Group Inc.
FRN, (3 mo. LIBOR US + 1.110%)
1.99%, 07/14/21	4,000	4,012,572
FRN, (3 mo. LIBOR US + 1.140%)
2.02%, 10/19/21	7,000	7,014,021
FRN, (3 mo. LIBOR US + 1.680%)
2.51%, 03/09/21[b]	5,000	5,134,560
Suncorp-Metway Ltd. FRN, (3 mo. LIBOR US + 0.700%)
1.55%, 03/28/17[a]	3,800	3,804,499
Svenska Handelsbanken AB FRN, (3 mo. LIBOR US + 0.490%)
1.33%, 09/06/19	10,500	10,511,833
Toronto-Dominion Bank (The)
FRN, (3 mo. LIBOR US + 0.240%)
1.00%, 05/02/17[b]	5,420	5,420,488
FRN, (3 mo. LIBOR US + 0.260%)
1.12%, 01/06/17	12,830	12,835,324
FRN, (3 mo. LIBOR US + 0.440%)
1.29%, 07/02/19	6,425	6,410,165
FRN, (3 mo. LIBOR US + 0.560%)
1.34%, 11/05/19	6,600	6,598,937
FRN, (3 mo. LIBOR US + 0.840%)
1.72%, 01/22/19	5,000	5,038,655
FRN, (3 mo. LIBOR US + 0.930%)
1.79%, 12/14/20	2,500	2,526,053
FRN, (3 mo. LIBOR US + 1.000%)
1.87%, 04/07/21	7,000	7,109,676
Series 1
FRN, (3 mo. LIBOR US + 0.550%)
1.44%, 04/30/18[b]	9,420	9,444,539
U.S. Bancorp. FRN, (3 mo. LIBOR US + 0.490%)
1.31%, 11/15/18 (Call 10/15/18)	5,500	5,511,655

Security	Principal (000s)	Value
U.S. Bank N.A./Cincinnati OH
FRN, (3 mo. LIBOR US + 0.230%)
1.12%, 01/30/17 (Call 12/30/16)	$17,850	$17,851,749
FRN, (3 mo. LIBOR US + 0.300%)
1.18%, 01/26/18 (Call 12/26/17)	3,000	3,000,654
FRN, (3 mo. LIBOR US + 0.480%)
1.37%, 10/28/19 (Call 09/28/19)	5,000	5,004,390
FRN, (3 mo. LIBOR US + 0.580%)
1.47%, 01/29/18 (Call 12/29/17)	3,235	3,245,895
UBS AG/Stamford CT
FRN, (3 mo. LIBOR US + 0.560%)
1.40%, 06/01/17	12,000	12,015,804
FRN, (3 mo. LIBOR US + 0.640%)
1.46%, 08/14/19	6,250	6,269,700
FRN, (3 mo. LIBOR US + 0.700%)
1.56%, 03/26/18[b]	7,300	7,328,718
UBS Group Funding Jersey Ltd. FRN, (3 mo. LIBOR US + 1.780%)
2.66%, 04/14/21[a,b]	10,000	10,318,900
Wachovia Corp. FRN, (3 mo. LIBOR US + 0.270%)
1.12%, 06/15/17	11,026	11,030,113
Wells Fargo & Co.
FRN, (3 mo. LIBOR US + 0.260%)
1.10%, 09/08/17[b]	4,850	4,849,151
FRN, (3 mo. LIBOR US + 0.300%)
1.14%, 06/02/17[b]	14,783	14,790,983
FRN, (3 mo. LIBOR US + 0.400%)
1.26%, 09/14/18	4,250	4,240,501
FRN, (3 mo. LIBOR US + 0.460%)
1.34%, 04/22/19[b]	6,538	6,530,762
FRN, (3 mo. LIBOR US + 0.630%)
1.51%, 04/23/18[b]	12,295	12,334,713
FRN, (3 mo. LIBOR US + 0.880%)
1.76%, 07/22/20[b]	11,625	11,659,921
FRN, (3 mo. LIBOR US + 1.010%)
1.84%, 12/07/20	7,000	7,066,465
FRN, (3 mo. LIBOR US + 1.025%)
1.91%, 07/26/21	12,000	12,069,684
FRN, (3 mo. LIBOR US + 1.340%)
2.18%, 03/04/21[b]	8,750	8,922,392
Series N
FRN, (3 mo. LIBOR US + 0.680%)
1.57%, 01/30/20	8,500	8,484,130

SCHEDULES OF INVESTMENTS	83

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Wells Fargo Bank N.A.
FRN, (3 mo. LIBOR US + 0.260%)
1.11%, 06/15/17 (Call 12/15/16)	$6,600	$6,602,416
FRN, (3 mo. LIBOR US + 0.600%)
1.43%, 05/24/19[b]	11,800	11,834,668
FRN, (3 mo. LIBOR US + 0.740%)
1.62%, 01/22/18[b]	16,850	16,932,565
Westpac Banking Corp.
FRN, (3 mo. LIBOR US + 0.330%)
1.14%, 05/19/17	5,795	5,799,937
FRN, (3 mo. LIBOR US + 0.370%)
1.21%, 12/01/17	5,650	5,651,712
FRN, (3 mo. LIBOR US + 0.430%)
1.26%, 11/25/16	14,000	14,003,332
1.26%, 05/25/18[b]	12,821	12,810,102
FRN, (3 mo. LIBOR US + 0.710%)
1.53%, 05/13/19[b]	3,550	3,566,252
FRN, (3 mo. LIBOR US + 0.740%)
1.56%, 11/23/18	10,000	10,049,130
1.63%, 07/30/18	5,230	5,255,308

		1,725,100,913
BEVERAGES — 0.96%
Anheuser-Busch InBev Finance Inc.
FRN, (3 mo. LIBOR US + 0.190%)
1.08%, 01/27/17	1,938	1,938,322
FRN, (3 mo. LIBOR US + 0.400%)
1.16%, 02/01/19[b]	1,450	1,448,388
FRN, (3 mo. LIBOR US + 1.260%)
2.02%, 02/01/21[b]	3,550	3,640,081
Coca-Cola Co. (The) FRN, (3 mo. LIBOR US + 0.100%)
0.86%, 11/01/16	1,650	1,650,000
PepsiCo Inc.
FRN, (3 mo. LIBOR US + 0.250%)
1.13%, 07/17/17	1,000	1,001,311
FRN, (3 mo. LIBOR US + 0.350%)
1.23%, 10/13/17[b]	14,800	14,842,505
SABMiller Holdings Inc. FRN, (3 mo. LIBOR US + 0.690%)
1.45%, 08/01/18[a]	6,000	6,002,214

		30,522,821

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.21%
Amgen Inc.
FRN, (3 mo. LIBOR US + 0.380%)
1.19%, 05/22/17	$5,883	$5,891,177
FRN, (3 mo. LIBOR US + 0.600%)
1.41%, 05/22/19	725	725,846

		6,617,023
BUILDING MATERIALS — 0.12%
Martin Marietta Materials Inc. FRN, (3 mo. LIBOR US + 1.100%)
1.94%, 06/30/17	3,780	3,788,153

		3,788,153
CHEMICALS — 0.13%
Monsanto Co. FRN, (3 mo. LIBOR US + 0.200%)
0.99%, 11/07/16	4,100	4,100,131

		4,100,131
COMPUTERS — 2.31%
Apple Inc.
FRN, (3 mo. LIBOR US + 0.070%)
0.86%, 05/05/17	4,650	4,651,451
FRN, (3 mo. LIBOR US + 0.140%)
0.91%, 08/02/19	8,250	8,243,540
FRN, (3 mo. LIBOR US + 0.250%)
1.01%, 05/03/18[b]	10,263	10,286,441
1.04%, 02/07/20	5,500	5,492,757
FRN, (3 mo. LIBOR US + 0.300%)
1.09%, 05/06/19[b]	12,090	12,122,389
1.12%, 05/06/20[b]	5,000	4,991,320
FRN, (3 mo. LIBOR US + 0.820%)
1.64%, 02/22/19	7,000	7,116,249
FRN, (3 mo. LIBOR US + 1.130%)
1.95%, 02/23/21	6,000	6,193,452
Hewlett Packard Enterprise Co.
FRN, (3 mo. LIBOR US + 1.990%)
2.85%, 10/05/17[a]	1,700	1,715,548
FRN, (3 mo. LIBOR US + 2.180%)
3.04%, 10/05/18[a]	1,425	1,458,630
International Business Machines Corp. FRN, (3 mo. LIBOR US + 0.370%)
1.19%, 02/12/19[b]	11,170	11,224,733

		73,496,510

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.28%
Procter & Gamble Co. (The)
FRN, (3 mo. LIBOR US + 0.080%)
0.85%, 11/04/16	$5,100	$5,100,092
FRN, (3 mo. LIBOR US + 0.270%)
1.03%, 11/01/19[b]	3,846	3,855,949

		8,956,041
DISTRIBUTION & WHOLESALE — 0.17%
Glencore Funding LLC FRN, (3 mo. LIBOR US + 1.360%)
2.24%, 01/15/19[a]	5,280	5,273,400

		5,273,400
DIVERSIFIED FINANCIAL SERVICES — 3.56%
American Express Co. FRN, (3 mo. LIBOR US + 0.590%)
1.40%, 05/22/18[b]	1,100	1,102,741
American Express Credit Corp.
FRN, (3 mo. LIBOR US + 0.270%)
1.11%, 06/05/17	8,980	8,988,262
FRN, (3 mo. LIBOR US + 0.300%)
1.17%, 09/22/17[b]	7,000	7,003,493
FRN, (3 mo. LIBOR US + 0.490%)
1.31%, 08/15/19[b]	4,800	4,797,610
FRN, (3 mo. LIBOR US + 0.550%)
1.41%, 03/18/19[b]	6,400	6,414,950
FRN, (3 mo. LIBOR US + 0.570%)
1.46%, 10/30/19 (Call 09/30/19)	4,000	4,004,720
FRN, (3 mo. LIBOR US + 0.610%)
1.50%, 07/31/18 (Call 06/30/18)	5,400	5,431,379
FRN, (3 mo. LIBOR US + 0.730%)
1.56%, 05/26/20 (Call 04/25/20)	5,000	5,024,790
Series F
FRN, (3 mo. LIBOR US + 1.050%)
1.91%, 09/14/20 (Call 08/14/20)[b]	3,600	3,653,888
Bear Stearns Companies LLC (The) FRN, (3 mo. LIBOR US + 0.390%)
1.20%, 11/21/16[b]	18,880	18,885,022
Citigroup Inc. FRN, (3 mo. LIBOR US + 0.880%)
1.77%, 07/30/18[b]	5,250	5,270,108
Ford Motor Credit Co. LLC
FRN, (3 mo. LIBOR US + 0.570%)
1.41%, 12/06/17	3,000	2,998,104

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.780%)
1.66%, 01/17/17	$7,100	$7,107,597
FRN, (3 mo. LIBOR US + 0.930%)
1.70%, 11/04/19	3,000	3,009,534
FRN, (3 mo. LIBOR US + 0.940%)
1.82%, 01/09/18[b]	9,016	9,052,641
Series 1
FRN, (3 mo. LIBOR US + 0.830%)
1.68%, 03/12/19[b]	8,050	8,054,500
Hyundai Capital Services Inc.
FRN, (3 mo. LIBOR US + 0.800%)
1.66%, 03/18/17[c]	1,700	1,701,533
1.66%, 03/18/17[a]	5,865	5,870,290
Macquarie Group Ltd. FRN, (3 mo. LIBOR US + 1.000%)
1.89%, 01/31/17[a]	4,530	4,536,410
Protective Life Global Funding FRN, (3 mo. LIBOR US + 0.550%)
1.39%, 06/08/18[a]	500	501,226

		113,408,799
ELECTRIC — 0.41%
Duke Energy Corp. FRN, (3 mo. LIBOR US + 0.380%)
1.23%, 04/03/17[b]	1,250	1,251,949
Duke Energy Progress LLC FRN, (3 mo. LIBOR US + 0.200%)
1.01%, 11/20/17	3,100	3,100,914
Electricite de France SA FRN, (3 mo. LIBOR US + 0.460%)
1.34%, 01/20/17[a]	8,610	8,614,486

		12,967,349
FOOD — 0.32%
Mondelez International Holdings Netherlands BV FRN, (3 mo. LIBOR US + 0.610%)
1.50%, 10/28/19[a]	6,000	6,010,620
Mondelez International Inc. FRN, (3 mo. LIBOR US + 0.520%)
1.28%, 02/01/19[b]	4,300	4,299,746

		10,310,366

SCHEDULES OF INVESTMENTS	85

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
HEALTH CARE — PRODUCTS — 0.25%
Medtronic Inc. FRN, (3 mo. LIBOR US + 0.800%)
1.65%, 03/15/20	$7,950	$8,054,670

		8,054,670
HEALTH CARE — SERVICES — 0.39%
Roche Holdings Inc.
FRN, (3 mo. LIBOR US + 0.090%)
0.94%, 09/29/17[a]	6,550	6,548,304
FRN, (3 mo. LIBOR US + 0.340%)
1.18%, 09/30/19[a,b]	5,800	5,808,462

		12,356,766
INSURANCE — 1.89%
Berkshire Hathaway Finance Corp.
FRN, (3 mo. LIBOR US + 0.125%)
0.94%, 08/14/17[b]	3,000	3,001,743
FRN, (3 mo. LIBOR US + 0.150%)
1.03%, 01/10/17	4,050	4,051,738
FRN, (3 mo. LIBOR US + 0.170%)
1.05%, 01/13/17	3,700	3,701,069
FRN, (3 mo. LIBOR US + 0.300%)
1.17%, 01/12/18	6,275	6,293,693
FRN, (3 mo. LIBOR US + 0.550%)
1.38%, 03/07/18[b]	13,435	13,488,015
FRN, (3 mo. LIBOR US + 0.690%)
1.54%, 03/15/19	5,000	5,063,560
Metropolitan Life Global Funding I
FRN, (3 mo. LIBOR US + 0.340%)
1.00%, 09/14/18[a]	1,200	1,198,714
FRN, (3 mo. LIBOR US + 0.380%)
1.26%, 04/10/17[a]	8,600	8,610,879
New York Life Global Funding
FRN, (3 mo. LIBOR US + 0.390%)
1.27%, 10/24/19[a]	3,000	2,998,248
FRN, (3 mo. LIBOR US + 0.400%)
1.26%, 04/06/18[a]	6,750	6,772,133
Principal Life Global Funding II FRN, (3 mo. LIBOR US + 0.500%)
1.34%, 12/01/17[a]	950	954,154
Prudential Financial Inc. FRN, (3 mo. LIBOR US + 0.780%)
1.60%, 08/15/18	4,000	3,992,712

		60,126,658

Security	Principal (000s)	Value
INTERNET — 0.30%
eBay Inc.
FRN, (3 mo. LIBOR US + 0.200%)
1.09%, 07/28/17[b]	$7,128	$7,124,037
FRN, (3 mo. LIBOR US + 0.480%)
1.24%, 08/01/19	2,300	2,289,073

		9,413,110
MACHINERY — 0.23%
Caterpillar Financial Services Corp.
FRN, (3 mo. LIBOR US + 0.170%)
1.00%, 06/09/17	4,120	4,123,625
FRN, (3 mo. LIBOR US + 0.230%)
1.07%, 03/03/17	140	140,106
John Deere Capital Corp.
FRN, (3 mo. LIBOR US + 0.220%)
1.07%, 12/15/17	275	275,156
FRN, (3 mo. LIBOR US + 0.290%)
1.17%, 01/16/18[b]	2,700	2,704,512

		7,243,399
MANUFACTURING — 1.08%
General Electric Co.
FRN, (3 mo. LIBOR US + 0.170%)
0.99%, 02/15/17[b]	1,389	1,389,578
FRN, (3 mo. LIBOR US + 0.270%)
1.06%, 08/07/18	2,130	2,136,060
FRN, (3 mo. LIBOR US + 0.280%)
1.16%, 01/09/17	13,802	13,813,870
FRN, (3 mo. LIBOR US + 0.510%)
1.39%, 01/14/19	1,540	1,551,088
FRN, (3 mo. LIBOR US + 0.620%)
1.50%, 01/09/20 (Call 12/09/19)[b]	4,346	4,375,084
Siemens Financieringsmaatschappij NV
FRN, (3 mo. LIBOR US + 0.280%)
1.11%, 05/25/18[a]	4,790	4,799,125
FRN, (3 mo. LIBOR US + 0.320%)
1.17%, 09/13/19[a]	6,300	6,303,761

		34,368,566
MEDIA — 0.30%
NBCUniversal Enterprise Inc. FRN, (3 mo. LIBOR US + 0.685%)
1.57%, 04/15/18[a,b]	9,650	9,716,817

		9,716,817

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
OIL & GAS — 5.55%
BP Capital Markets PLC
FRN, (3 mo. LIBOR US + 0.420%)
1.21%, 11/07/16	$5,100	$5,100,408
FRN, (3 mo. LIBOR US + 0.425%)
1.24%, 02/13/18	2,500	2,501,865
FRN, (3 mo. LIBOR US + 0.510%)
1.32%, 05/10/18	3,400	3,406,280
FRN, (3 mo. LIBOR US + 0.630%)
1.49%, 09/26/18[b]	3,200	3,214,768
Chevron Corp.
FRN, (3 mo. LIBOR US + 0.100%)
0.89%, 11/09/16	4,160	4,160,283
0.91%, 02/22/17	6,000	6,002,280
FRN, (3 mo. LIBOR US + 0.170%)
0.99%, 11/15/17	14,173	14,187,414
1.01%, 03/02/18	5,250	5,248,561
FRN, (3 mo. LIBOR US + 0.360%)
1.15%, 11/09/17	6,440	6,454,142
FRN, (3 mo. LIBOR US + 0.410%)
1.23%, 11/15/19	2,100	2,092,493
FRN, (3 mo. LIBOR US + 0.500%)
1.32%, 05/16/18	2,650	2,661,374
FRN, (3 mo. LIBOR US + 0.510%)
1.33%, 11/16/18	2,800	2,812,180
CNPC General Capital Ltd. FRN, (3 mo. LIBOR US + 0.900%)
1.72%, 05/14/17[c]	11,000	11,004,169
Devon Energy Corp. FRN, (3 mo. LIBOR US + 0.540%)
1.39%, 12/15/16	1,750	1,748,936
Exxon Mobil Corp.
FRN, (3 mo. LIBOR US + 0.040%)
0.89%, 03/15/17[b]	5,100	5,101,683
FRN, (3 mo. LIBOR US + 0.050%)
0.89%, 03/01/18	3,500	3,497,190
FRN, (3 mo. LIBOR US + 0.150%)
1.00%, 03/15/19[b]	7,014	7,010,458
FRN, (3 mo. LIBOR US + 0.600%)
1.43%, 02/28/18[b]	8,050	8,105,851
Petroleos Mexicanos FRN, (3 mo. LIBOR US + 2.020%)
2.90%, 07/18/18	6,300	6,356,700

Security	Principal (000s)	Value
Shell International Finance BV
FRN, (3 mo. LIBOR US + 0.210%)
1.03%, 11/15/16	$5,072	$5,073,040
FRN, (3 mo. LIBOR US + 0.320%)
1.13%, 05/10/17	7,490	7,498,366
FRN, (3 mo. LIBOR US + 0.350%)
1.20%, 09/12/19[b]	3,250	3,252,821
FRN, (3 mo. LIBOR US + 0.450%)
1.27%, 05/11/20[b]	9,300	9,310,267
FRN, (3 mo. LIBOR US + 0.580%)
1.39%, 11/10/18[b]	7,750	7,803,816
Sinopec Group Overseas Development 2014 Ltd.
FRN, (3 mo. LIBOR US + 0.780%)
1.66%, 04/10/17[a]	6,891	6,892,688
FRN, (3 mo. LIBOR US + 0.920%)
1.80%, 04/10/19[a]	11,000	11,018,425
Statoil ASA
FRN, (3 mo. LIBOR US + 0.200%)
0.99%, 11/09/17[b]	2,570	2,569,650
FRN, (3 mo. LIBOR US + 0.290%)
1.11%, 05/15/18	14,480	14,472,094
FRN, (3 mo. LIBOR US + 0.460%)
1.25%, 11/08/18	3,760	3,771,306
Total Capital International SA FRN, (3 mo. LIBOR US + 0.570%)
1.38%, 08/10/18	4,553	4,564,005

		176,893,513
PHARMACEUTICALS — 1.69%
Actavis Funding SCS
FRN, (3 mo. LIBOR US + 1.080%)
1.93%, 03/12/18[b]	3,300	3,329,786
FRN, (3 mo. LIBOR US + 1.255%)
2.10%, 03/12/20[b]	3,950	4,014,638
AstraZeneca PLC FRN, (3 mo. LIBOR US + 0.530%)
1.35%, 11/16/18	2,000	2,007,906
Baxalta Inc. FRN, (3 mo. LIBOR US + 0.780%)
1.65%, 06/22/18	3,450	3,459,515
Bayer U.S. Finance LLC FRN, (3 mo. LIBOR US + 0.280%)
1.14%, 10/06/17[a]	6,800	6,797,736

SCHEDULES OF INVESTMENTS	87

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Johnson & Johnson FRN, (3 mo. LIBOR US + 0.070%)
0.90%, 11/28/16	$4,108	$4,109,269
Merck & Co. Inc.
FRN, (3 mo. LIBOR US + 0.125%)
0.93%, 02/10/17	4,100	4,101,230
FRN, (3 mo. LIBOR US + 0.360%)
1.16%, 05/18/18[b]	7,788	7,826,457
FRN, (3 mo. LIBOR US + 0.375%)
1.18%, 02/10/20[b]	7,000	7,035,805
Pfizer Inc.
FRN, (3 mo. LIBOR US + 0.150%)
0.97%, 05/15/17[b]	5,500	5,503,806
FRN, (3 mo. LIBOR US + 0.300%)
1.15%, 06/15/18[b]	5,600	5,621,291

		53,807,439
PIPELINES — 0.22%
Enbridge Inc. FRN, (3 mo. LIBOR US + 0.450%)
1.29%, 06/02/17[b]	5,220	5,213,819
TransCanada PipeLines Ltd. FRN, (3 mo. LIBOR US + 0.790%)
1.66%, 01/12/18	1,950	1,958,898

		7,172,717
RETAIL — 0.25%
Home Depot Inc. (The) FRN, (3 mo. LIBOR US + 0.370%)
1.22%, 09/15/17	4,250	4,262,440
Lowe’s Companies Inc. FRN, (3 mo. LIBOR US + 0.420%)
1.27%, 09/10/19	3,700	3,708,206

		7,970,646
SOFTWARE — 0.68%
Oracle Corp.
FRN, (3 mo. LIBOR US + 0.200%)
1.07%, 07/07/17	9,800	9,808,879
FRN, (3 mo. LIBOR US + 0.510%)
1.39%, 10/08/19[b]	4,315	4,344,609
FRN, (3 mo. LIBOR US + 0.580%)
1.46%, 01/15/19[b]	7,550	7,612,371

		21,765,859

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 3.20%
AT&T Inc.
FRN, (3 mo. LIBOR US + 0.670%)
1.52%, 03/11/19	$7,050	$7,078,757
FRN, (3 mo. LIBOR US + 0.910%)
1.74%, 11/27/18	2,605	2,630,417
FRN, (3 mo. LIBOR US + 0.930%)
1.77%, 06/30/20	8,000	8,035,280
Cisco Systems Inc.
FRN, (3 mo. LIBOR US + 0.280%)
1.12%, 03/03/17[b]	12,620	12,634,235
FRN, (3 mo. LIBOR US + 0.310%)
1.16%, 06/15/18[b]	10,450	10,479,542
FRN, (3 mo. LIBOR US + 0.340%)
1.20%, 09/20/19[b]	8,000	8,011,840
FRN, (3 mo. LIBOR US + 0.500%)
1.34%, 03/01/19[b]	6,400	6,435,776
FRN, (3 mo. LIBOR US + 0.600%)
1.41%, 02/21/18[b]	1,000	1,005,985
Telefonica Emisiones SAU FRN, (3 mo. LIBOR US + 0.650%)
1.51%, 06/23/17	5,300	5,295,379
Verizon Communications Inc.
FRN, (3 mo. LIBOR US + 0.370%)
1.13%, 08/15/19[b]	6,500	6,484,400
FRN, (3 mo. LIBOR US + 0.400%)
1.23%, 06/09/17	10,050	10,067,306
FRN, (3 mo. LIBOR US + 0.770%)
1.63%, 06/17/19[b]	7,500	7,565,220
FRN, (3 mo. LIBOR US + 1.750%)
2.61%, 09/14/18	15,886	16,311,745

		102,035,882
TRANSPORTATION — 0.24%
Network Rail Infrastructure Finance PLC FRN, (3 mo. LIBOR US + 0.010%)
0.83%, 02/13/17[a]	7,500	7,498,028

		7,498,028

TOTAL CORPORATE BONDS & NOTES (Cost: $2,658,862,265)		2,665,163,605

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value

FOREIGN GOVERNMENT OBLIGATIONS[e] — 16.15%

CANADA — 1.27%
Export Development Canada FRN, (3 mo. LIBOR US + 0.010%)
0.83%, 08/13/19[a]	$22,500	$22,499,595
Province of Quebec Canada
FRN, (3 mo. LIBOR US + 0.230%)
1.07%, 09/04/18	13,100	13,111,187
FRN, (3 mo. LIBOR US + 0.280%)
1.16%, 07/21/19	5,000	5,004,160

		40,614,942
JAPAN — 0.33%
Japan Bank for International Cooperation/Japan FRN, (3 mo. LIBOR US + 0.360%)
1.18%, 11/13/18[b]	10,500	10,473,151

		10,473,151
NORWAY — 2.17%
Kommunalbanken AS
FRN, (3 mo. LIBOR US + 0.070%)
0.93%, 03/17/20[a]	11,300	11,211,860
FRN, (3 mo. LIBOR US + 0.120%)
0.88%, 05/02/17[a]	14,500	14,497,144
FRN, (3 mo. LIBOR US + 0.130%)
0.89%, 05/02/19[a]	10,000	9,992,910
0.97%, 09/08/21[a]	5,200	5,197,348
FRN, (3 mo. LIBOR US + 0.180%)
0.99%, 02/20/18[a]	14,900	14,918,029
FRN, (3 mo. LIBOR US + 0.380%)
1.23%, 03/27/17[a]	13,410	13,420,862

		69,238,153
SOUTH KOREA — 0.62%
Export-Import Bank of Korea FRN, (3 mo. LIBOR US + 0.750%)
1.63%, 01/14/17	19,644	19,656,729

		19,656,729
SUPRANATIONAL — 10.34%
African Development Bank
FRN, (1 mo. LIBOR US + 0.280%)
0.81%, 08/02/17	13,000	12,998,063

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.040%)
0.80%, 08/01/18	$6,000	$5,992,566
FRN, (3 mo. LIBOR US + 0.190%)
1.07%, 06/15/20	5,000	4,995,120
Asian Development Bank
FRN, (3 mo. LIBOR US + 0.010%)
0.89%, 07/10/19	7,680	7,666,383
FRN, (3 mo. LIBOR US + 0.020%)
0.85%, 02/28/18	7,500	7,494,203
FRN, (3 mo. LIBOR US + 0.050%)
0.93%, 10/19/17	6,350	6,347,454
FRN, (3 mo. LIBOR US + 0.150%)
0.94%, 02/08/18[b]	7,750	7,754,619
FRN, (3 mo. LIBOR US + 0.190%)
1.04%, 06/16/21	8,750	8,745,721
FRN, (3 mo. LIBOR US + 0.320%)
1.15%, 02/26/20	12,500	12,577,000
FRN, (3 mo. LIBOR US)
0.86%, 06/25/19[b]	8,200	8,185,609
European Bank for Reconstruction & Development FRN, (3 mo. LIBOR US + 0.110%)
0.99%, 01/10/20[b]	7,000	6,993,280
European Investment Bank FRN, (3 mo. LIBOR US + 0.070%)
0.95%, 10/09/18[a]	12,850	12,853,598
Inter-American Development Bank
FRN, (1 mo. LIBOR US + 0.010%)
0.54%, 10/15/17	4,600	4,593,358
FRN, (1 mo. LIBOR US + 0.020%)
0.55%, 06/12/17	9,610	9,603,532
FRN, (1 mo. LIBOR US + 0.040%)
0.57%, 11/26/18	17,800	17,740,762
FRN, (3 mo. LIBOR US + 0.010%)
0.89%, 07/15/20	16,950	16,867,487
FRN, (3 mo. LIBOR US + 0.030%)
0.88%, 09/12/18	7,000	6,998,397
FRN, (3 mo. LIBOR US + 0.060%)
0.94%, 01/16/18	2,700	2,701,634
FRN, (3 mo. LIBOR US + 0.200%)
1.08%, 07/15/21	14,800	14,808,406
FRN, (3 mo. LIBOR US + 0.220%)
1.10%, 10/15/20	8,000	8,015,432

SCHEDULES OF INVESTMENTS	89

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.320%)
1.20%, 04/15/20[c]	$765	$769,347
FRN, (3 mo. LIBOR US - 0.010%)
0.84%, 12/12/16	11,200	11,200,773
0.85%, 06/20/18	10,000	9,993,100
FRN, (3 mo. LIBOR US)
0.88%, 10/15/19	12,000	11,956,668
International Bank for Reconstruction & Development
FRN, (3 mo. LIBOR US + 0.100%)
0.98%, 10/13/20	15,000	15,057,990
FRN, (3 mo. LIBOR US + 0.140%)
0.99%, 12/16/17	4,370	4,375,694
FRN, (3 mo. LIBOR US + 0.280%)
1.10%, 02/11/21	15,000	15,074,925
FRN, (3 mo. LIBOR US)
0.84%, 09/30/17	19,850	19,843,608
0.86%, 12/17/18	10,750	10,740,540
International Finance Corp.
FRN, (1 mo. LIBOR US + 0.020%)
0.55%, 02/02/18	11,640	11,621,132
FRN, (3 mo. LIBOR US + 0.010%)
0.86%, 12/15/20	15,800	15,717,287
FRN, (3 mo. LIBOR US + 0.060%)
0.94%, 01/09/19	10,946	10,938,633
Nordic Investment Bank FRN, (3 mo. LIBOR US + 0.050%)
0.93%, 04/25/18	8,000	7,997,400

		329,219,721
SWEDEN — 1.42%
Kommuninvest I Sverige AB
FRN, (3 mo. LIBOR US + 0.030%)
0.87%, 12/03/18[a,b]	4,000	3,991,176
FRN, (3 mo. LIBOR US + 0.140%)
0.94%, 08/17/18[a]	5,000	5,006,950
Svensk Exportkredit AB
FRN, (3 mo. LIBOR US + 0.180%)
0.99%, 11/10/17	5,000	5,004,965
1.03%, 06/12/17	4,950	4,954,658
FRN, (3 mo. LIBOR US + 0.300%)
1.18%, 01/23/17	11,770	11,777,792

Security	Principal or Shares (000s)	Value
FRN, (3 mo. LIBOR US + 0.330%)
1.21%, 01/14/19	$14,400	$14,452,603

		45,188,144

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $514,541,407)		514,390,840

SHORT-TERM INVESTMENTS — 9.71%

MONEY MARKET FUNDS — 9.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[f,g,h]	262,523	262,549,037
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[f,g]	46,603	46,603,091

		309,152,128

TOTAL SHORT-TERM INVESTMENTS (Cost: $309,127,739)		309,152,128

TOTAL INVESTMENTS IN SECURITIES — 109.54%
(Cost: $3,482,531,411)[i]		3,488,706,573
Other Assets, Less Liabilities — (9.54)%		(303,703,154)

NET ASSETS — 100.00%		$3,185,003,419

FRN — Floating Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	Investments are denominated in U.S. dollars.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $3,482,531,411. Net unrealized appreciation was $6,175,162, of which $7,580,591 represented gross unrealized appreciation on securities and $1,405,429 represented gross unrealized depreciation on securities.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
1.06%, 08/01/17	$700	$400	$—	$1,100	$1,099,990	$7,109	$—
1.26%, 06/01/18	1,825	—	—	1,825	1,827,225	21,664	—

					$2,927,215	$28,773	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$2,665,163,605	$—	$2,665,163,605
Foreign government obligations	—	514,390,840	—	514,390,840
Money market funds	309,152,128	—	—	309,152,128

Total	$309,152,128	$3,179,554,445	$—	$3,488,706,573

See notes to financial statements.

SCHEDULES OF INVESTMENTS	91

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Aaa - A Rated Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,164,376,633	$193,630,276	$101,659,725
Affiliated (Note 2)	269,725,824	15,006,423	12,556,018

Total cost of investments	$1,434,102,457	$208,636,699	$114,215,743

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,175,698,534	$194,646,837	$102,732,607
Affiliated (Note 2)	269,748,357	15,016,700	12,572,766

Total fair value of investments	1,445,446,891	209,663,537	115,305,373
Cash	2,650,563	2,688	1,439
Receivables:
Investment securities sold	—	205,962	889,147
Due from custodian (Note 4)	239,965	—	—
Interest	19,100,355	1,537,437	867,125
Capital shares sold	2,757,719	67,826	244,266

Total Assets	1,470,195,493	211,477,450	117,307,350

LIABILITIES
Payables:
Investment securities purchased	15,252,102	869,074	1,281,801
Collateral for securities on loan (Note 1)	225,330,513	10,591,527	10,403,268
Investment advisory fees (Note 2)	294,419	12,983	13,176

Total Liabilities	240,877,034	11,473,584	11,698,245

NET ASSETS	$1,229,318,459	$200,003,866	$105,609,105

Net assets consist of:
Paid-in capital	$1,259,856,902	$198,825,546	$107,144,559
Undistributed net investment income	4,335,560	246,104	160,076
Accumulated net realized loss	(46,218,437)	(94,622)	(2,785,160)
Net unrealized appreciation	11,344,434	1,026,838	1,089,630

NET ASSETS	$1,229,318,459	$200,003,866	$105,609,105

Shares outstanding[b]	26,200,000	3,950,000	2,000,000

Net asset value per share	$46.92	$50.63	$52.80

[a]	Securities on loan with values of $216,408,643, $10,297,374 and $9,967,516, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2016

	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$13,792,415	$3,170,483,320
Affiliated (Note 2)	267,372	312,048,091

Total cost of investments	$14,059,787	$3,482,531,411

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$13,796,179	$3,176,627,230
Affiliated (Note 2)	267,178	312,079,343

Total fair value of investments	14,063,357	3,488,706,573
Cash	222	276,695
Receivables:
Investment securities sold	166,167	—
Due from custodian (Note 4)	—	3,016,268
Interest	67,978	5,441,823

Total Assets	14,297,724	3,497,441,359

LIABILITIES
Payables:
Investment securities purchased	192,505	48,778,827
Collateral for securities on loan (Note 1)	—	262,522,553
Capital shares redeemed	—	588,914
Investment advisory fees (Note 2)	2,410	547,646

Total Liabilities	194,915	312,437,940

NET ASSETS	$14,102,809	$3,185,003,419

Net assets consist of:
Paid-in capital	$15,286,184	$3,180,788,689
Undistributed (distributions in excess of) net investment income	(111,420)	5,197,642
Accumulated net realized loss	(1,075,525)	(7,158,074)
Net unrealized appreciation	3,570	6,175,162

NET ASSETS	$14,102,809	$3,185,003,419

Shares outstanding[b]	300,000	62,800,000

Net asset value per share	$47.01	$50.72

[a]	Securities on loan with values of $ — and $255,937,806, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Aaa - A Rated Corporate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$46,721	$6,935	$3,483
Interest — unaffiliated	58,532,132	2,674,469	2,262,681
Interest — affiliated (Note 2)	—	23,162	19,234
Securities lending income — affiliated — net (Note 2)	1,136,645	21,846	23,771

Total investment income	59,715,498	2,726,412	2,309,169

EXPENSES
Investment advisory fees (Note 2)	4,342,960	164,509	127,648

Total expenses	4,342,960	164,509	127,648
Less investment advisory fees waived (Note 2)	(1,417,885)	—	—

Net expenses	2,925,075	164,509	127,648

Net investment income	56,790,423	2,561,903	2,181,521

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(28,225,477)	(93,190)	(56,042)
Investments — affiliated (Note 2)	1,500	(414)	(340)
In-kind redemptions — unaffiliated	(931,935)	14,808	(72,701)
In-kind redemptions — affiliated (Note 2)	—	(1,755)	(48)
Realized gain distributions from affiliated funds	10	5	4

Net realized loss	(29,155,902)	(80,546)	(129,127)

Net change in unrealized appreciation/depreciation	39,333,310	1,074,091	2,408,881

Net realized and unrealized gain	10,177,408	993,545	2,279,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,967,831	$3,555,448	$4,461,275

See notes to financial statements.

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2016

	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$977	$—
Dividends — affiliated (Note 2)	826	206,667
Interest — unaffiliated	338,795	34,787,614
Interest — affiliated (Note 2)	3,133	28,773
Securities lending income — affiliated — net (Note 2)	—	548,136

Total investment income	343,731	35,571,190

EXPENSES
Investment advisory fees (Note 2)	49,976	6,549,389

Total expenses	49,976	6,549,389

Net investment income	293,755	29,021,801

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(823,907)	(17,256)
Investments — affiliated (Note 2)	—	2,096
In-kind redemptions — unaffiliated	—	(723,964)
Realized gain distributions from affiliated funds	—	149

Net realized loss	(823,907)	(738,975)

Net change in unrealized appreciation/depreciation	1,118,013	14,694,310

Net realized and unrealized gain	294,106	13,955,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$587,861	$42,977,136

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year High Yield Corporate Bond ETF		iShares 0-5 Year Investment Grade Corporate Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$56,790,423	$22,283,497	$2,561,903	$697,829
Net realized gain (loss)	(29,155,902)	(17,911,164)	(80,546)	29,511
Net change in unrealized appreciation/depreciation	39,333,310	(26,853,886)	1,074,091	(66,984)

Net increase (decrease) in net assets resulting from operations	66,967,831	(22,481,553)	3,555,448	660,356

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(55,943,503)	(19,110,962)	(2,407,452)	(628,099)

Total distributions to shareholders	(55,943,503)	(19,110,962)	(2,407,452)	(628,099)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	644,314,329	854,726,955	145,949,256	52,789,165
Cost of shares redeemed	(290,662,757)	(32,858,689)	(20,034,250)	(5,028,857)

Net increase in net assets from capital share transactions	353,651,572	821,868,266	125,915,006	47,760,308

INCREASE IN NET ASSETS	364,675,900	780,275,751	127,063,002	47,792,565

NET ASSETS
Beginning of year	864,642,559	84,366,808	72,940,864	25,148,299

End of year	$1,229,318,459	$864,642,559	$200,003,866	$72,940,864

Undistributed net investment income included in net assets at end of year	$4,335,560	$3,488,640	$246,104	$91,653

SHARES ISSUED AND REDEEMED
Shares sold	14,100,000	17,600,000	2,900,000	1,050,000
Shares redeemed	(6,500,000)	(700,000)	(400,000)	(100,000)

Net increase in shares outstanding	7,600,000	16,900,000	2,500,000	950,000

See notes to financial statements.

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Aaa - A Rated Corporate Bond ETF		iShares Convertible Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Period from Jun. 2, 2015[a] to Oct. 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,181,521	$9,679,130	$293,755	$121,620
Net realized loss	(129,127)	(3,300,429)	(823,907)	(111,394)
Net change in unrealized appreciation/depreciation	2,408,881	1,822,886	1,118,013	(1,114,443)

Net increase (decrease) in net assets resulting from operations	4,461,275	8,201,587	587,861	(1,104,217)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,475,120)	(10,074,360)	(574,001)	(93,018)

Total distributions to shareholders	(2,475,120)	(10,074,360)	(574,001)	(93,018)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	36,975,633	12,816,682	—	19,916,162
Cost of shares redeemed	(10,328,532)	(356,491,552)	(4,629,978)	—

Net increase (decrease) in net assets from capital share transactions	26,647,101	(343,674,870)	(4,629,978)	19,916,162

INCREASE (DECREASE) IN NET ASSETS	28,633,256	(345,547,643)	(4,616,118)	18,718,927

NET ASSETS
Beginning of period	76,975,849	422,523,492	18,718,927	—

End of period	$105,609,105	$76,975,849	$14,102,809	$18,718,927

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$160,076	$453,675	$(111,420)	$61,830

SHARES ISSUED AND REDEEMED
Shares sold	700,000	250,000	—	400,000
Shares redeemed	(200,000)	(6,950,000)	(100,000)	—

Net increase (decrease) in shares outstanding	500,000	(6,700,000)	(100,000)	400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Floating Rate Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$29,021,801	$17,526,570
Net realized loss	(738,975)	(7,593,269)
Net change in unrealized appreciation/depreciation	14,694,310	(16,179,692)

Net increase (decrease) in net assets resulting from operations	42,977,136	(6,246,391)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,606,219)	(17,270,866)

Total distributions to shareholders	(25,606,219)	(17,270,866)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	541,299,844	946,145,844
Cost of shares redeemed	(863,148,785)	(1,552,991,751)

Net decrease in net assets from capital share transactions	(321,848,941)	(606,845,907)

DECREASE IN NET ASSETS	(304,478,024)	(630,363,164)

NET ASSETS
Beginning of year	3,489,481,443	4,119,844,607

End of year	$3,185,003,419	$3,489,481,443

Undistributed net investment income included in net assets at end of year	$5,197,642	$1,782,060

SHARES ISSUED AND REDEEMED
Shares sold	10,700,000	18,700,000
Shares redeemed	(17,100,000)	(30,700,000)

Net decrease in shares outstanding	(6,400,000)	(12,000,000)

See notes to financial statements.

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 0-5 Year High Yield Corporate Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$46.49	$49.63	$50.12	$49.78

Income from investment operations:
Net investment income[b]	2.64	2.49	2.20	0.07
Net realized and unrealized gain (loss)[c]	0.40	(3.37)	(0.72)	0.27

Total from investment operations	3.04	(0.88)	1.48	0.34

Less distributions from:
Net investment income	(2.61)	(2.26)	(1.97)	—

Total distributions	(2.61)	(2.26)	(1.97)	—

Net asset value, end of period	$46.92	$46.49	$49.63	$50.12

Total return	6.88%	(1.84)%	2.99%	0.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,229,318	$864,643	$84,367	$25,061
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.38%	0.50%
Ratio of expenses to average net assets prior to waived fees[e]	0.44%	0.50%	0.50%	n/a
Ratio of net investment income to average net assets[e]	5.80%	5.23%	4.39%	3.16%
Portfolio turnover rate[f]	31%	25%	22%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares 0-5 Year Investment Grade Corporate Bond ETF

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.30	$50.30	$50.13	$49.92

Income from investment operations:
Net investment income[b]	0.92	0.73	0.63	0.02
Net realized and unrealized gain (loss)[c]	0.30	(0.06)	0.12	0.19

Total from investment operations	1.22	0.67	0.75	0.21

Less distributions from:
Net investment income	(0.89)	(0.67)	(0.58)	—

Total distributions	(0.89)	(0.67)	(0.58)	—

Net asset value, end of period	$50.63	$50.30	$50.30	$50.13

Total return	2.43%	1.37%	1.51%	0.42%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$200,004	$72,941	$25,148	$10,027
Ratio of expenses to average net assets[e]	0.12%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.83%	1.46%	1.25%	0.81%
Portfolio turnover rate[f]	15%	22%	15%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Aaa - A Rated Corporate Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.32	$51.53	$50.22	$52.31	$50.07

Income from investment operations:
Net investment income[b]	1.34	1.31	1.18	1.06	0.67
Net realized and unrealized gain (loss)[c]	1.70	(0.23)	1.30	(2.14)	2.36

Total from investment operations	3.04	1.08	2.48	(1.08)	3.03

Less distributions from:
Net investment income	(1.56)	(1.29)	(1.17)	(1.01)	(0.79)

Total distributions	(1.56)	(1.29)	(1.17)	(1.01)	(0.79)

Net asset value, end of period	$52.80	$51.32	$51.53	$50.22	$52.31

Total return	6.02%	2.11%	4.99%	(2.07)%	6.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$105,609	$76,976	$422,523	$391,723	$303,399
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.56%	2.53%	2.33%	2.09%	1.83%
Portfolio turnover rate[f]	26%	19%	18%	15%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Convertible Bond ETF

	Year ended Oct. 31, 2016	Period from Jun. 2, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$46.80	$49.50

Income from investment operations:
Net investment income[b]	0.79	0.30
Net realized and unrealized gain (loss)[c]	1.02	(2.77)

Total from investment operations	1.81	(2.47)

Less distributions from:
Net investment income	(1.60)	(0.23)

Total distributions	(1.60)	(0.23)

Net asset value, end of period	$47.01	$46.80

Total return	3.98%	(4.98)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,103	$18,719
Ratio of expenses to average net assets[e]	0.30%	0.35%
Ratio of net investment income to average net assets[e]	1.75%	1.55%
Portfolio turnover rate[f]	20%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012
Net asset value, beginning of year	$50.43	$50.74	$50.65	$50.36	$49.28

Income from investment operations:
Net investment income[a]	0.45	0.25	0.22	0.25	0.55
Net realized and unrealized gain (loss)[b]	0.24	(0.31)	0.09	0.34	1.03

Total from investment operations	0.69	(0.06)	0.31	0.59	1.58

Less distributions from:
Net investment income	(0.40)	(0.25)	(0.22)	(0.30)	(0.50)

Total distributions	(0.40)	(0.25)	(0.22)	(0.30)	(0.50)

Net asset value, end of year	$50.72	$50.43	$50.74	$50.65	$50.36

Total return	1.39%	(0.14)%	0.61%	1.18%	3.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,185,003	$3,489,481	$4,119,845	$3,778,710	$362,617
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	0.89%	0.50%	0.44%	0.49%	1.09%
Portfolio turnover rate[c]	26%	23%	13%	4%	20%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year High Yield Corporate Bond	Diversified
0-5 Year Investment Grade Corporate Bond	Diversified
Aaa - A Rated Corporate Bond	Diversified
Convertible Bond	Non-diversified
Floating Rate Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods,

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES® TRUST

fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
0-5 Year High Yield Corporate Bond
Barclays Capital Inc.	$42,624,755	$42,624,755	$—
BNP Paribas Prime Brokerage Inc.	1,001,883	1,001,883	—
BNP Paribas Prime Brokerage International Ltd.	2,062,599	2,062,599	—
Citigroup Global Markets Inc.	20,002,338	20,002,338	—
Credit Suisse Securities (USA) LLC	23,101,142	23,101,142	—
Deutsche Bank Securities Inc.	15,918,906	15,918,906	—
Goldman Sachs & Co.	21,820,978	21,820,978	—
Jefferies LLC	3,277,553	3,277,553	—
JPMorgan Securities LLC	60,101,749	60,101,749	—
Merrill Lynch, Pierce, Fenner & Smith	17,561,771	17,561,771	—
SG Americas Securities LLC	2,943,643	2,943,643	—
Wells Fargo Securities LLC	5,991,326	5,991,326	—

	$216,408,643	$216,408,643	$—

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
0-5 Year Investment Grade Corporate Bond
BNP Paribas Prime Brokerage Inc.	$1,075,992	$1,075,992	$—
BNP Paribas Prime Brokerage International Ltd.	31,000	31,000	—
Citigroup Global Markets Inc.	1,261,486	1,261,486	—
Credit Suisse Securities (USA) LLC	375,371	375,371	—
Deutsche Bank Securities Inc.	299,041	299,041	—
HSBC Securities (USA) Inc.	707,668	707,668	—
Jefferies LLC	602,932	602,932	—
JPMorgan Securities LLC	2,449,088	2,449,088	—
Merrill Lynch, Pierce, Fenner & Smith	1,317,752	1,317,752	—
Morgan Stanley & Co. LLC	1,680,053	1,680,053	—
SG Americas Securities LLC	496,991	496,991	—

	$10,297,374	$10,297,374	$—

Aaa - A Rated Corporate Bond
Barclays Capital Inc.	$574,053	$574,053	$—
BNP Paribas Prime Brokerage Inc.	393,859	393,859	—
BNP Paribas Prime Brokerage International Ltd.	152,624	152,624	—
Citigroup Global Markets Inc.	332,395	332,395	—
Credit Suisse Securities (USA) LLC	341,650	341,650	—
Deutsche Bank Securities Inc.	242,716	242,716	—
HSBC Securities (USA) Inc.	1,145,323	1,145,323	—
Jefferies LLC	638,755	638,755	—
JPMorgan Securities LLC	2,722,604	2,722,604	—
Merrill Lynch, Pierce, Fenner & Smith	630,299	630,299	—
Morgan Stanley & Co. LLC	1,095,101	1,095,101	—
RBC Capital Markets LLC	245,868	245,868	—
Scotia Capital (USA) Inc.	46,567	46,567	—
UBS Securities LLC	549,725	549,725	—
Wells Fargo Securities LLC	855,977	855,977	—

	$9,967,516	$9,967,516	$—

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Floating Rate Bond
Barclays Capital Inc.	$21,280,032	$21,280,032	$—
BNP Paribas Prime Brokerage Inc.	551,507	551,507	—
BNP Paribas Prime Brokerage International Ltd.	304,644	304,644	—
Citigroup Global Markets Inc.	3,076,432	3,076,432	—
Credit Suisse Securities (USA) LLC	4,472,911	4,472,911	—
Deutsche Bank Securities Inc.	111,081,065	111,081,065	—
Goldman Sachs & Co.	24,451,561	24,451,561	—
Jefferies LLC	999	999	—
JPMorgan Securities LLC	51,047,426	51,047,426	—
Merrill Lynch, Pierce, Fenner & Smith	7,818,236	7,818,236	—
Morgan Stanley & Co. LLC	2,991,332	2,991,332	—
RBC Capital Markets LLC	1,917,873	1,917,873	—
Scotia Capital (USA) Inc.	4,594,473	4,594,473	—
SG Americas Securities LLC	799,638	799,638	—
Wells Fargo Securities LLC	21,549,677	21,549,677	—

	$255,937,806	$255,937,806	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares 0-5 Year High Yield Corporate Bond ETF (“SHYG”), BFA is entitled to an annual investment advisory fee of 0.30% based on the average daily net assets of the Fund.

Prior to August 1, 2016, for its investment advisory services to SHYG, BFA was entitled to an annual investment advisory fee of 0.50% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2019 in order to limit total annual operating expenses after fee waiver to 0.30% of average daily net assets.

At a meeting held on June 21-23, 2016, the Board approved a permanent reduction to the advisory fee rate charged to SHYG. The contractual waiver was terminated effective August 1, 2016, pursuant to a written agreement between the Trust and BFA, and in conjunction with the annual advisory fee reduction from 0.50% to 0.30% based on the average daily net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year Investment Grade Corporate Bond	0.08%
Aaa - A Rated Corporate Bond	0.15
Convertible Bond	0.20
Floating Rate Bond	0.20

Prior to June 16, 2016, for its investment advisory services to each of the iShares 0-5 Year Investment Grade Corporate Bond ETF and iShares Convertible Bond ETF, BFA was entitled to an annual investment advisory fee of 0.15% and 0.35%, respectively, based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
0-5 Year High Yield Corporate Bond	$333,962
0-5 Year Investment Grade Corporate Bond	7,964
Aaa - A Rated Corporate Bond	8,532
Floating Rate Bond	201,023

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
0-5 Year High Yield Corporate Bond	$—	$14,232,090
0-5 Year Investment Grade Corporate Bond	403,061	4,538
Aaa - A Rated Corporate Bond	1,390,222	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
0-5 Year High Yield Corporate Bond	$—	$—	$515,481,226	$293,648,388
0-5 Year Investment Grade Corporate Bond	1,001,759	1,001,338	61,385,458	18,713,229
Aaa - A Rated Corporate Bond	2,647,503	2,658,324	31,939,721	18,878,320
Convertible Bond	—	—	3,164,748	6,909,794
Floating Rate Bond	—	—	1,093,945,622	802,667,397

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year High Yield Corporate Bond	$401,721,240	$281,323,878
0-5 Year Investment Grade Corporate Bond	109,268,563	19,088,564
Aaa - A Rated Corporate Bond	24,513,329	9,574,354
Floating Rate Bond	365,260,168	806,733,590

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to amortization methods on fixed income securities and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year High Yield Corporate Bond	$(939,113)	$—	$939,113
0-5 Year Investment Grade Corporate Bond	26,246	—	(26,246)
Aaa - A Rated Corporate Bond	(72,749)	—	72,749
Convertible Bond	—	106,996	(106,996)
Floating Rate Bond	(723,964)	—	723,964

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
0-5 Year High Yield Corporate Bond
Ordinary income	$55,943,503	$19,110,962

0-5 Year Investment Grade Corporate Bond
Ordinary income	$2,407,452	$628,099

Aaa - A Rated Corporate
Ordinary income	$2,475,120	$10,074,360

Convertible Bond
Ordinary income	$574,001	$93,018

Floating Rate Bond
Ordinary income	$25,606,219	$17,270,866

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year High Yield Corporate Bond	$4,335,560	$(45,756,363)	$10,882,360	$(30,538,443)
0-5 Year Investment Grade Corporate Bond	246,104	(93,155)	1,025,371	1,178,320
Aaa - A Rated Corporate Bond	160,076	(2,785,160)	1,089,630	(1,535,454)
Convertible Bond	57,208	(1,019,412)	(221,171)	(1,183,375)
Floating Rate Bond	5,197,642	(7,158,074)	6,175,162	4,214,730

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2016, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
0-5 Year High Yield Corporate Bond	$45,756,363
0-5 Year Investment Grade Corporate Bond	93,155
Aaa - A Rated Corporate Bond	2,785,160
Convertible Bond	1,019,412
Floating Rate Bond	7,158,074

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	115

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
0-5 Year High Yield Corporate Bond	$35,799,498
0-5 Year Investment Grade Corporate Bond	1,959,845
Aaa - A Rated Corporate Bond	1,589,128
Convertible Bond	256,031
Floating Rate Bond	16,426,382

TAX INFORMATION	117

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iSHARES 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

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The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

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of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that, at a meeting held on June 21-23, 2016, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iSHARES 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF AND iSHARES CONVERTIBLE BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

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In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that, at a meeting held on May 17, 2016 the Board approved permanent reductions to the advisory fee rates charged to each of the Funds. In addition, the Board noted that should additional material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for

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the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iSHARES AAA - A RATED CORPORATE BOND ETF AND iSHARES FLOATING RATE BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the

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applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its

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affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	127

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
0-5 Year High Yield Corporate Bond	$2.559089	$—	$0.052427	$2.611516	98%	—%	2%	100%
0-5 Year Investment Grade Corporate Bond	0.875702	—	0.015002	0.890704	98	—	2	100
Aaa - A Rated Corporate Bond	1.531562	—	0.030324	1.561886	98	—	2	100
Convertible Bond	1.034490	—	0.563991	1.598481	65	—	35	100
Floating Rate Bond	0.398682	—	—	0.398682	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

128	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares 0-5 Year High Yield Corporate Bond ETF

Period Covered: October 15, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.40%
Greater than 0.5% and Less than 1.0%	115	15.39
Between 0.5% and –0.5%	625	83.67
Less than –0.5% and Greater than –1.0%	4	0.54

	747	100.00%

iShares 0-5 Year Investment Grade Corporate Bond ETF

Period Covered: October 15, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	7	0.94%
Between 0.5% and –0.5%	740	99.06

	747	100.00%

iShares Aaa - A Rated Corporate Bond ETF

Period Covered: February 14, 2012 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	9	0.77%
Greater than 0.5% and Less than 1.0%	232	19.90
Between 0.5% and –0.5%	920	78.90
Less than –0.5% and Greater than –1.0%	4	0.34
Less than –1.0%	1	0.09

	1,166	100.00%

SUPPLEMENTAL INFORMATION	129

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Convertible Bond ETF

Period Covered: June 2, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.30%
Greater than 2.0% and Less than 2.5%	1	0.30
Greater than 1.5% and Less than 2.0%	4	1.18
Greater than 1.0% and Less than 1.5%	12	3.55
Greater than 0.5% and Less than 1.0%	51	15.09
Between 0.5% and –0.5%	161	47.62
Less than –0.5% and Greater than –1.0%	58	17.16
Less than –1.0% and Greater than –1.5%	28	8.28
Less than –1.5% and Greater than –2.0%	13	3.85
Less than –2.0% and Greater than –2.5%	6	1.78
Less than –2.5%	3	0.89

	338	100.00%

iShares Floating Rate Bond ETF

Period Covered: June 14, 2011 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	34	2.55
Between 0.5% and –0.5%	1,298	97.24
Less than –0.5%	1	0.07

	1,335	100.00%

130	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	131

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

132	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	133

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

134	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Barclays, Bloomberg Finance L.P., or Markit Indices Limited. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1004-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares CMBS ETF | CMBS | NYSE Arca
➢	iShares GNMA Bond ETF | GNMA | NASDAQ
➢	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca
➢	iShares U.S. Treasury Bond ETF | GOVT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CMBS ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.27%	4.36%	4.57%	4.27%	4.36%	4.57%
Since Inception	3.35%	3.32%	3.78%	16.79%	16.66%	19.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,016.50	$1.27	$1,000.00	$1,023.90	$1.27	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CMBS ETF

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Bloomberg Barclays U.S. CMBS (ERISA Only) Index (formerly the Barclays U.S. CMBS (ERISA Only) Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 4.27%, net of fees, while the total return for the Index was 4.57%.

As represented by the Index, commercial mortgage-backed securities (“CMBS”) posted positive returns for the reporting period.

The Index benefited from sustained investor demand for the comparatively attractive yields offered by CMBS in an environment of record low interest rates available on U.S. Treasuries. In addition, the Index had a very high average credit quality, with approximately 84% of the Index on average during the reporting period either rated AAA or backed by government agencies. That meant the Index’s performance generally followed the contour of the U.S. Treasury market during the reporting period.

The 10-year U.S. Treasury note yield fell from 2.16% on October 31, 2015, to an all-time low of 1.37% in July 2016, before rebounding to finish the reporting period at 1.84%. Treasury yields, which are an important benchmark for mortgage rates, reached a record low amid political, economic, and market uncertainty in the wake of the June 2016 “Brexit” vote. CMBS were also attractive in this period of low interest rates because they tend not to be subject to the same risk of refinancing as residential mortgages.

The commercial real estate market continued to benefit from a combination of low interest rates and healthy investment demand for commercial property during the reporting period. As a result, prices for commercial properties reached a record high during the reporting period. The economic fundamentals underlying the market were also positive — healthier economic growth meant continued business demand and limited inventories for commercial space. Commercial leasing volumes and rates both rose through the second quarter of 2016, the latest period for which data were available.

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [1]	Percentage of Total Investments [2]
Aaa	87.96%
Aa	4.35
A	1.43
Baa	0.02
Not Rated	6.24

TOTAL	100.00%

ALLOCATION BY MATURITY

As of 10/31/16

Maturity	Percentage of Total Investments [2]
1-5 Years	13.18%
5-10 Years	24.49
10-15 Years	0.93
More than 20 Years	61.40

TOTAL	100.00%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® GNMA BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.71%	2.67%	3.16%	2.71%	2.67%	3.16%
Since Inception	1.68%	1.70%	2.13%	8.18%	8.27%	10.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,010.70	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GNMA BOND ETF

The iShares GNMA Bond ETF (the “Fund”) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), as represented by the Bloomberg Barclays U.S. GNMA Bond Index (formerly the Barclays U.S. GNMA Bond Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.71%, net of fees, while the total return for the Index was 3.16%.

As represented by the Index, GNMA mortgage-backed securities posted positive returns for the reporting period.

The Index’s total return reflects income payments from GNMA residential mortgage-backed securities (MBS), and changes in interest rates. When interest rates decline, bond values increase, and when interest rates rise, bond prices fall. However, GNMA bonds are unlike typical fixed-maturity bonds in that mortgage securities are subject to prepayment risk, as homeowners tend to refinance older, higher-rate loans when mortgage rates decline. Conversely, rising mortgage rates reduce the likelihood of prepayments and tend to extend a mortgage’s expected life. These factors tend to limit MBS’ gains when interest rates fall and accentuate price declines when rates rise. As a result, GNMA MBS typically perform best when interest rates are fairly stable and their comparatively high coupon payments account for a greater portion of total return.

Mortgage rates generally follow the yield on the benchmark 10-year U.S. Treasury note. The 10-year note yield fell from 2.16% on October 31, 2015, to an all-time low of 1.37% in July 2016, before rebounding to finish the reporting period at 1.84%. At the same time, the S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index, a broad measure of U.S. home prices, showed that through August 2016, the index stood just fractionally below its all-time high in 2006. Low interest rates and rising home values propelled mortgage refinancing activity through the second quarter of 2016, the latest period for which data were available, which had the effect of lowering the yield on the Index as older, higher-rate MBS were replaced with securities issued at new, lower rates.

ALLOCATION BY MATURITY

As of 10/31/16

Maturity	Percentage of Total Investments*
5-10 Years	0.04%
10-15 Years	1.44
More than 20 Years	98.52

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/16

Security	Percentage of Total Investments*

Government National Mortgage Association, 3.00%, 11/01/46	20.66%
Government National Mortgage Association, 4.00%, 09/20/46	11.42
Government National Mortgage Association, 3.50%, 09/20/46	8.63
Government National Mortgage Association, 3.50%, 04/20/45	6.31
Government National Mortgage Association, 5.00%, 11/01/46	5.63

TOTAL	52.65%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® TREASURY FLOATING RATE BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.40%	0.36%	0.47%	0.40%	0.36%	0.47%
Since Inception	0.20%	0.19%	0.23%	0.54%	0.52%	0.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/3/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.80	$0.75	$1,000.00	$1,024.40	$0.76	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TREASURY FLOATING RATE BOND ETF

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Bloomberg Barclays U.S. Treasury Floating Rate Inde (formerly the Barclays U.S. Treasury Floating Rate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 0.40%, net of fees, while the total return for the Index was 0.47%.

The Index posted a slightly positive return for the reporting period. The Index consists of short-term U.S. Treasury bonds with interest rates that reset on a weekly basis. Floating-rate U.S. Treasury securities, which were first issued in January 2014, typically have two-year maturity dates. They are issued on a quarterly basis, with “reopenings” (additional issuances with the same maturity date) in subsequent months.

Although U.S. bond yields generally declined during the reporting period, short-term bond yields rose modestly. This development resulted from a short-term interest rate increase by the Fed in late 2015, ending a seven-year period of near-zero interest rates. Rising interest rates are generally positive for floating-rate bonds as their interest rates then reset higher.

In the wake of the December 2015 interest rate hike, the Fed was expected to raise short-term interest rates further in 2016. Although mixed economic data led the Fed to hold interest rates steady through the first 10 months of 2016, expectations of higher interest rates led to stronger investor demand for floating-rate U.S. Treasury bonds.

In this environment, the average interest rate on floating-rate U.S. Treasury securities increased from 0.12% at the beginning of the reporting period to 0.39% at the end of the reporting period based on data from the index provider.

ALLOCATION BY MATURITY

As of 10/31/16

Maturity	Percentage of Total Investments*
0-1 Year	69.96%
1-5 Years	30.04

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/16

Security	Percentage of Total Investments*

U.S. Treasury Floating Rate Note, 0.41%, 04/30/17	40.00%
U.S. Treasury Floating Rate Note, 0.61%, 01/31/18	17.54
U.S. Treasury Floating Rate Note, 0.42%, 07/31/17	13.25
U.S. Treasury Floating Rate Note, 0.42%, 01/31/17	10.00
U.S. Treasury Floating Rate Note, 0.53%, 04/30/18	7.50

TOTAL	88.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. TREASURY BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns						Cumulative Total Returns
	NAV	MARKET	INDEX [a]	Bloomberg Barclays U.S. Treasury Bond Index	ICE U.S. Treasury Core Bond Index		NAV	MARKET	INDEX [a]	Bloomberg Barclays U.S. Treasury Bond Index	ICE U.S. Treasury Core Bond Index
1 Year	3.23%	3.19%	3.28%	3.32%	n/a		3.23%	3.19%	3.28%	3.32%	n/a
Since Inception	1.82%	1.83%	1.90%	1.91%	n/a	[b]	8.88%	8.92%	9.29%	9.33%	n/a	[b]

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

[a]	Index performance through June 30, 2016 reflects the performance of the Bloomberg Barclays U.S. Treasury Bond Index (formerly the Barclays U.S. Treasury Bond Index). Index performance beginning on July 1, 2016 reflects the performance of the ICE U.S. Treasury Core Bond Index, which, effective as of July 1, 2016, replaced the Bloomberg Barclays U.S. Treasury Bond Index as the underlying index of the Fund.
[b]	The cumulative total return of the ICE U.S. Treasury Short Bond Index for the period December 31, 2015 (the inception date of the underlying index) through October 31, 2016 was 3.92%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.30	$0.76	$1,000.00	$1,024.40	$0.76	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TREASURY BOND ETF

The iShares U.S. Treasury Bond ETF (the “Fund”) (formerly the iShares Core U.S. Treasury Bond ETF) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the ICE U.S. Treasury Core Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 3.23%, net of fees, while the total return for the Index was 3.28%.

As represented by the Index, U.S. Treasury bonds delivered a positive return for the reporting period, as steady job growth and expectations of additional rate hikes by the Fed kept gains relatively modest. The reporting period was characterized by a flattening yield curve, which meant a narrowing difference in yield between short- and long-term Treasuries. Nevertheless, longer-term Treasury prices rose (and their yields fell) for the reporting period, which drove the Index’s positive return.

Yields on U.S. Treasuries with maturities of less than three years increased for the reporting period, as the Fed increased short-term interest rates in December 2015. Yields for Treasuries maturing in three years or more decreased during the reporting period, benefitting from strong demand from foreign buyers. Although yields on longer-term securities decreased overall during the reporting period, they rose towards the end of the reporting period as investors anticipated fiscal stimulus following the 2016 U.S. presidential election.

From a maturity perspective, Treasuries maturing in 10 years or more had the largest contribution to the Index’s return and made up approximately 17% of the Index on average. The largest maturity range in the Index, securities maturing in three to seven years, comprised approximately one third of the Index on average and also contributed to the Index’s positive return. Shorter-term securities with a maturity date of less than three years contributed only a small portion of the Index’s positive return for the reporting period.

ALLOCATION BY MATURITY

As of 10/31/16

Maturity	Percentage of Total Investments*
0-1 Year	3.79%
1-5 Years	53.22
5-10 Years	27.47
10-15 Years	0.93
15-20 Years	0.24
More than 20 Years	14.35

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/16

Security	Percentage of Total Investments*

U.S. Treasury Note/Bond, 1.25%, 11/30/18	10.56%
U.S. Treasury Note/Bond, 2.38%, 08/15/24	3.92
U.S. Treasury Note/Bond, 2.00%, 08/15/25	3.60
U.S. Treasury Note/Bond, 0.88%, 10/15/17	3.02
U.S. Treasury Note/Bond, 0.88%, 01/31/18	2.90

TOTAL	24.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 60.42%

MORTGAGE-BACKED SECURITIES — 60.42%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class AM
6.08%, 06/11/50[a]	$400	$415,932
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A2
3.06%, 12/15/47	7	6,743
Series 2016-C3, Class A3
3.87%, 01/10/48	500	543,350
Citigroup Commercial Mortgage Trust
2.94%, 10/10/49	1,000	1,010,620
Series 2012-GC8, Class A4
3.02%, 09/10/45	300	314,307
Series 2013-GC11, Class A3
2.82%, 04/10/46	859	885,646
Series 2013-GC11, Class AS
3.42%, 04/10/46	100	103,657
Series 2013-GC15, Class A4
4.37%, 09/10/46[a]	750	837,390
Series 2014-GC19, Class A4
4.02%, 03/10/47	500	547,780
Series 2014-GC21, Class A2
2.90%, 05/10/47	700	719,264
Series 2014-GC21, Class A5
3.86%, 05/10/47	500	541,890
Series 2014-GC23
2.85%, 07/10/47	250	257,682
Series 2014-GC23, Class A4
3.62%, 07/10/47	750	803,895
Series 2014-GC23, Class AS
3.86%, 07/10/47	250	263,162
Series 2014-GC23, Class C
4.45%, 07/10/47[a]	250	254,220
Series 2014-GC25, Class AS
4.02%, 10/10/47	750	801,615
Series 2014-GC25, Class B
4.35%, 10/10/47	100	106,127
Series 2015-GC27
3.14%, 02/10/48	750	774,270

Security	Principal (000s)	Value
Series 2015-GC27, Class AS
3.57%, 02/10/48	$250	$258,847
Series 2015-GC29, Class A2
2.67%, 04/10/48	500	513,145
Series 2015-GC29, Class C
4.15%, 04/10/48[a]	250	245,702
Series 2015-GC31, Class A4
3.76%, 06/10/48	750	810,503
Series 2015-GC33, Class A4
3.78%, 09/10/58	500	538,695
Series 2015-GC35, Class AAB
3.61%, 11/10/48	500	535,085
Series 2015-P1
3.72%, 09/15/48	750	811,635
Series 2016-GC36, Class A5
3.62%, 02/10/49	650	696,820
Series 2016-P3, Class A2
2.74%, 04/15/49	750	775,710
COMM Mortgage Trust
Series 2012-CR1, Class A3
3.39%, 05/15/45	250	267,315
Series 2012-CR2, Class ASB
2.75%, 08/15/45	487	500,914
Series 2012-CR4, Class A2
1.80%, 10/15/45	390	390,831
Series 2012-CR5, Class A4
2.77%, 12/10/45	600	618,402
Series 2012-LC4, Class AM
4.06%, 12/10/44	125	134,634
Series 2012-LC4, Class C
5.63%, 12/10/44[a]	200	218,920
Series 2013-CR06, Class A2
2.12%, 03/10/46	500	500,825
Series 2013-CR06, Class ASB
2.62%, 03/10/46	500	514,180
Series 2013-CR07, Class A4
3.21%, 03/10/46	500	524,850
Series 2013-CR08, Class A2
2.37%, 06/10/46	500	505,915
Series 2013-CR08, Class A5
3.61%, 06/10/46[a]	500	537,175
Series 2013-CR09, Class A4
4.23%, 07/10/45[a]	1,300	1,452,685

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2013-CR10, Class A1
1.28%, 08/10/46	$105	$104,582
Series 2013-CR10, Class A2
2.97%, 08/10/46	150	153,265
Series 2013-CR11, Class AM
4.72%, 10/10/46[a]	250	278,207
Series 2013-CR11, Class B
5.16%, 10/10/46[a]	600	675,408
Series 2013-CR12, Class A2
2.90%, 10/10/46	750	769,020
Series 2013-CR12, Class A3
3.77%, 10/10/46	800	863,432
Series 2013-CR12, Class A4
4.05%, 10/10/46	800	877,024
Series 2013-CR13, Class A2
3.04%, 12/10/18	500	513,505
Series 2013-LC6, Class A4
2.94%, 01/10/46	1,000	1,038,130
Series 2013-LC6, Class AM
3.28%, 01/10/46	100	103,079
Series 2013-LC6, Class ASB
2.48%, 01/10/46	300	306,945
Series 2013-LC6, Class B
3.74%, 01/10/46	430	447,652
Series 2014-CR15, Class A2
2.93%, 02/10/47	785	811,462
Series 2014-CR15, Class A4
4.07%, 02/10/47[a]	400	438,952
Series 2014-CR16, Class A4
4.05%, 04/10/47	500	548,930
Series 2014-CR16, Class ASB
3.65%, 04/10/47	215	231,233
Series 2014-CR17, Class A5
3.98%, 05/10/47	450	492,624
Series 2014-CR17, Class B
4.38%, 05/10/47	292	313,462
Series 2014-CR18, Class AM
4.10%, 07/15/47	300	324,672
Series 2014-CR19, Class A5
3.80%, 08/10/47	438	474,284
Series 2014-CR19, Class B
4.70%, 08/10/47[a]	650	710,963
Series 2014-CR20, Class A1
1.32%, 11/10/47	678	675,296

Security	Principal (000s)	Value
Series 2014-CR20, Class AM
3.94%, 11/10/47	$250	$265,837
Series 2014-CR21, Class A3
3.53%, 12/10/47	1,000	1,061,720
Series 2014-CR21, Class C
4.42%, 12/10/47[a]	350	358,488
Series 2014-LC15, Class A4
4.01%, 04/10/47	500	547,245
Series 2014-LC17, Class A5
3.92%, 10/10/47	675	734,764
Series 2014-UBS2, Class A2
2.82%, 03/10/47	350	358,508
Series 2014-UBS2, Class A5
3.96%, 03/10/47	250	272,167
Series 2014-UBS3, Class A4
3.82%, 06/10/47	750	811,455
Series 2014-UBS3, Class C
4.78%, 06/10/47[a]	150	150,545
Series 2014-UBS4, Class A2
2.96%, 08/10/47	300	309,201
Series 2014-UBS4, Class A4
3.42%, 08/10/47	250	263,185
Series 2014-UBS4, Class A5
3.69%, 08/10/47	500	532,750
Series 2014-UBS4, Class AM
3.97%, 08/10/47	500	522,980
Series 2014-UBS4, Class B
4.35%, 08/10/47	250	266,875
Series 2014-UBS5, Class A1
1.37%, 09/10/47	94	93,604
Series 2014-UBS5, Class A4
3.84%, 09/10/47 (Call 09/06/24)	665	719,264
Series 2014-UBS6, Class A5
3.64%, 12/10/47	500	532,385
Series 2015-CR22, Class A5
3.31%, 03/10/48	500	523,410
Series 2015-CR22, Class AM
3.60%, 03/10/48[a]	200	207,458
Series 2015-CR22, Class C
4.13%, 03/10/48[a]	300	297,156
Series 2015-CR23, Class A4
3.50%, 05/10/48	500	530,095
Series 2015-CR24, Class B
4.37%, 08/10/48[a]	250	268,485

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2015-CR24, Class D
3.46%, 08/10/48[a]	$200	$140,346
Series 2015-CR25, Class A4
3.76%, 08/10/48	750	810,158
Series 2015-CR25, Class B
4.55%, 08/10/48[a]	300	322,116
Series 2015-CR26, Class A4
3.63%, 10/10/48	898	957,052
Series 2015-DC1, Class A5
3.35%, 02/10/48	750	783,780
Series 2015-DC1, Class ASB
3.14%, 02/10/48	400	418,672
Series 2015-DC1, Class B
4.04%, 02/10/48[a]	500	522,005
Series 2015-DC1, Class C
4.35%, 02/10/48[a]	250	250,110
Series 2015-LC19, Class AM
3.53%, 02/10/48	500	522,160
Series 2015-LC21, Class A2
2.98%, 07/10/48	580	602,533
Series 2015-LC21, Class A4
3.71%, 07/10/48	500	537,495
Series 2015-PC1, Class A2
3.15%, 07/10/50	155	162,592
Series 2015-PC1, Class A5
3.90%, 07/10/50	850	926,339
Series 2016-CR28, Class A4
3.76%, 02/10/49	1,000	1,077,480
Series 2016-DC2, Class A5
3.77%, 02/10/49	1,000	1,080,260
Series 2016-DC2, Class AM
4.24%, 02/10/49	750	813,675
Series 2016-DC2, Class C
4.64%, 02/10/49[a]	250	255,475
Commercial Mortgage Pass Through Certificates
Series 2012-CR3, Class A3
2.82%, 10/15/45	150	155,505
Series 2014-CR14, Class A2
3.15%, 02/10/47	395	412,423
Series 2014-CR14, Class A4
4.24%, 02/10/47[a]	425	472,341
Series 2014-CR14, Class C
4.75%, 02/10/47[a]	200	202,128

Security	Principal (000s)	Value
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4
3.51%, 04/15/50	$500	$530,645
Series 2015-C2, Class A4
3.50%, 06/15/57	500	529,315
Series 2015-C2, Class AS
3.85%, 06/15/57	200	211,868
Series 2015-C3, Class A4
3.72%, 08/15/48	650	701,617
Series 2015-C4, Class D
3.59%, 11/15/48[a]	250	212,607
Series 2016-C5, Class C
4.54%, 11/15/48[a]	750	765,345
DBJPM Mortgage Trust
Series 2016-C1, Class A1
1.68%, 05/10/49	293	293,961
Series 2016-C1, Class A4
3.28%, 05/10/49	1,000	1,042,720
Series 2016-C1, Class ASB
3.04%, 05/10/49	500	518,250
Series 2016-C1, Class B
4.20%, 05/10/49	500	533,415
Series 2016-C3, Class A5
2.89%, 09/10/49	1,000	1,007,830
GS Mortgage Securities Corp. II
Series 2012-GC6, Class A3
3.48%, 01/10/45	1,000	1,068,190
Series 2012-GCJ7, Class A4
3.38%, 05/10/45	700	746,018
Series 2013-GC10, Class A5
2.94%, 02/10/46	400	413,652
Series 2015-GC30, Class AAB
3.12%, 05/10/50	462	481,751
GS Mortgage Securities Trust Series 2012-GCJ9, Class AS
3.12%, 11/10/45	150	154,252
GS Mortgage Securities Trust
Series 2011-GC5, Class A3
3.82%, 08/10/44	100	104,490
Series 2012-GC6, Class AAB
3.31%, 01/10/45	150	155,413
Series 2012-GCJ7, Class AS
4.09%, 05/10/45	100	107,487

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2013-GC12, Class AS
3.38%, 06/10/46	$300	$310,437
Series 2013-GC12, Class B
3.78%, 06/10/46[a]	115	118,950
Series 2013-GC14, Class A5
4.24%, 08/10/46	550	611,314
Series 2013-GC16, Class A4
4.27%, 11/10/46	500	557,220
Series 2013-GC16, Class AS
4.65%, 11/10/46	150	166,738
Series 2013-GC16, Class C
5.32%, 11/10/46[a]	100	109,339
Series 2014-GC18, Class A4
4.07%, 01/10/47	300	329,571
Series 2014-GC20, Class A3
3.68%, 04/10/47	1,210	1,279,962
Series 2014-GC20, Class A5
4.00%, 04/10/47	400	435,304
Series 2014-GC20, Class B
4.53%, 04/10/47[a]	250	268,680
Series 2014-GC20, Class C
4.87%, 04/10/47[a]	500	495,010
Series 2014-GC22, Class AS
4.11%, 06/10/47	250	269,025
Series 2014-GC24, Class A5
3.93%, 09/10/47	1,023	1,114,743
Series 2014-GC24, Class AAB
3.65%, 09/10/47	600	643,830
Series 2014-GC26, Class A2
2.90%, 11/10/47	500	518,060
Series 2014-GC26, Class A5
3.63%, 11/10/47	750	800,918
Series 2015-GC30, Class AS
3.78%, 05/10/50 (Call 05/06/25)	500	521,945
Series 2015-GC32, Class A2
3.06%, 07/10/48	750	785,618
Series 2015-GC32, Class A3
3.50%, 07/10/48	600	635,424
Series 2015-GG28, Class A5
3.40%, 02/10/48	1,000	1,051,230
Series 2015-GS1, Class D
3.27%, 11/10/48	415	324,678

Security	Principal (000s)	Value
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A2
2.42%, 07/15/45	$362	$365,781
Series 2013-C12, Class AS
4.02%, 07/15/45[a]	500	538,650
Series 2013-C12, Class D
4.09%, 07/15/45[a]	50	44,481
Series 2013-C14
4.56%, 08/15/46[a]	500	550,450
Series 2013-C14, Class A2
3.02%, 08/15/46	1,250	1,286,388
Series 2013-C14, Class AS
4.41%, 08/15/46[a]	150	164,590
Series 2013-C15, Class A2
2.98%, 11/15/45	301	307,855
Series 2013-C15, Class A5
4.13%, 11/15/45	500	552,095
Series 2013-C15, Class ASB
3.66%, 11/15/45	587	630,221
Series 2013-C15, Class B
4.93%, 11/15/45	200	222,872
Series 2013-C15, Class C
5.05%, 11/15/45[a]	110	119,510
Series 2013-C17, Class A4
4.20%, 01/15/47	490	541,043
Series 2013-C17, Class C
4.89%, 01/15/47[a]	100	105,599
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	400	438,868
Series 2014-C18, Class AS
4.44%, 02/15/47 (Call 02/11/24)[a]	200	219,234
Series 2014-C18, Class ASB
3.57%, 02/15/47	500	533,880
Series 2014-C18, Class B
4.81%, 02/15/47 (Call 02/11/24)[a]	225	249,239
Series 2014-C19, Class A2
3.05%, 04/15/47	300	309,912
Series 2014-C19, Class C
4.67%, 04/15/47[a]	200	205,862
Series 2014-C21, Class A5
3.77%, 08/15/47	500	540,040
Series 2014-C21, Class ASB
3.43%, 08/15/47	400	425,860

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2014-C22, Class A4
3.80%, 09/15/47 (Call 07/15/24)	$750	$811,035
Series 2014-C22, Class C
4.56%, 09/15/47 (Call 08/15/24)[a]	200	204,756
Series 2014-C23, Class A5
3.93%, 09/15/47 (Call 09/15/24)	900	980,406
Series 2014-C23, Class ASB
3.66%, 09/15/47 (Call 07/15/24)	350	374,822
Series 2015-C27, Class A1
1.41%, 02/15/48 (Call 12/15/19)	371	370,095
Series 2015-C27, Class A2
2.73%, 02/15/48 (Call 01/15/20)	500	514,825
Series 2015-C27, Class AS
3.63%, 02/15/48	500	520,380
Series 2015-C28, Class A3
2.91%, 10/15/48	750	764,783
Series 2015-C28, Class A4
3.23%, 10/15/48	750	778,432
Series 2015-C28, Class ASB
3.04%, 10/15/48	500	519,190
Series 2015-C29, Class B
4.12%, 05/15/48 (Call 05/15/25)[a]	250	262,558
Series 2015-C31, Class A3
3.80%, 08/15/48	840	906,528
Series 2015-C32, Class A2
2.82%, 11/15/48	500	518,150
Series 2015-C32, Class ASB
3.36%, 11/15/48	750	791,362
Series 2015-C32, Class B
4.39%, 11/15/48[a]	500	541,475
Series 2016-C1, Class A5
3.58%, 03/15/49	1,000	1,064,500
Series 2016-C1, Class ASB
3.32%, 03/15/49	1,000	1,051,710
Series 2016-C1, Class B
4.75%, 03/15/49[a]	450	500,188
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2012-LC9, Class A3
2.48%, 12/15/47	200	203,838
Series 2012-LC9, Class A5
2.84%, 12/15/47	500	515,635

Security	Principal (000s)	Value
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class A3
4.17%, 08/15/46	$443	$485,618
Series 2012-C6, Class A3
3.51%, 05/15/45	300	321,399
Series 2012-C8, Class A3
2.83%, 10/15/45	250	258,785
Series 2012-C8, Class ASB
2.38%, 10/15/45	275	280,676
Series 2013-C10, Class A5
3.14%, 12/15/47	600	626,202
Series 2013-C10, Class AS
3.37%, 12/15/47	100	103,974
Series 2013-C10, Class ASB
2.70%, 12/15/47	100	103,049
Series 2013-C10, Class B
3.67%, 12/15/47[a]	100	103,473
Series 2013-C10, Class C
4.15%, 12/15/47[a]	200	202,972
Series 2013-C13, Class A4
3.99%, 01/15/46[a]	250	273,995
Series 2013-LC11, Class A5
2.96%, 04/15/46	500	516,820
Series 2013-LC11, Class C
3.96%, 04/15/46[a]	100	100,182
Series 2014-C20, Class A5
3.80%, 07/15/47	500	540,715
Series 2014-C20, Class B
4.40%, 07/15/47 (Call 06/11/24)[a]	100	107,534
Series 2014-C20, Class C
4.57%, 07/15/47 (Call 06/11/24)[a]	200	208,462
Series 2015-JP1, Class A2
3.14%, 01/15/49	600	629,502
Series 2015-JP1, Class A5
3.91%, 01/15/49	800	876,760
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.69%, 02/12/51	86	88,102
Series 2008-C1, Class AM
6.26%, 02/12/51[a]	290	299,321
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A3
2.51%, 11/15/45	623	636,806

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2012-C6, Class A4
2.86%, 11/15/45	$300	$310,194
Series 2012-C6, Class AS
3.48%, 11/15/45	1,250	1,303,725
Series 2013-C07, Class AAB
2.47%, 02/15/46	150	153,393
Series 2013-C07, Class AS
3.21%, 02/15/46 (Call 01/11/23)	121	125,412
Series 2013-C07, Class B
3.77%, 02/15/46 (Call 01/11/23)	200	208,420
Series 2013-C09, Class A4
3.10%, 05/15/46	500	521,370
Series 2013-C09, Class AAB
2.66%, 05/15/46	300	308,964
Series 2013-C10, Class A4
4.08%, 07/15/46[a]	250	275,643
Series 2013-C10, Class ASB
3.91%, 07/15/46[a]	250	269,538
Series 2013-C11, Class A3
3.96%, 08/15/46	500	546,865
Series 2013-C13, Class A4
4.04%, 11/15/46	600	655,806
Series 2013-C13, Class ASB
3.56%, 11/15/46	800	854,352
Series 2013-C13, Class C
4.89%, 11/15/46[a]	230	243,701
Series 2013-C8, Class B
3.56%, 12/15/48[a]	200	207,568
Series 2014-C14, Class A3
3.67%, 02/15/47	250	264,137
Series 2014-C14, Class AS
4.38%, 02/15/47[a]	200	218,032
Series 2014-C14, Class B
4.64%, 02/15/47[a]	200	219,636
Series 2014-C15, Class ASB
3.65%, 04/15/47	250	267,630
Series 2014-C16, Class A5
3.89%, 06/15/47	500	543,105
Series 2014-C17, Class A5
3.74%, 08/15/47 (Call 07/11/24)	750	809,497
Series 2014-C19, Class A2
3.10%, 12/15/47	715	744,344
Series 2014-C19, Class A4
3.53%, 12/15/47	500	530,220

Security	Principal (000s)	Value
Series 2015-C20, Class A4
3.25%, 02/15/48	$800	$832,848
Series 2015-C20, Class AS
3.61%, 02/15/48	500	518,370
Series 2015-C21, Class A4
3.34%, 03/15/48	800	837,104
Series 2015-C22, Class C
4.24%, 04/15/48[a]	250	241,305
Series 2015-C23, Class A3
3.45%, 07/15/50	750	788,625
Series 2015-C24, Class A3
3.48%, 05/15/48	375	395,764
Series 2015-C24, Class A4
3.73%, 05/15/48	950	1,023,273
Series 2015-C25, Class A5
3.64%, 10/15/48	750	803,610
Series 2015-C25, Class ASB
3.38%, 10/15/48	500	528,140
Series 2015-C27, Class A1
1.98%, 12/15/47	1,125	1,132,562
Series 2016-C29, Class A4
3.33%, 05/15/49	1,000	1,045,170
Series 2016-C30, Class A5
2.86%, 09/15/49	500	502,315
Morgan Stanley Capital I Trust
Series 2011-C3, Class A3
4.05%, 07/15/49	541	573,012
Series 2011-C3, Class A4
4.12%, 07/15/49	715	782,081
Series 2012-C4, Class A4
3.24%, 03/15/45	700	741,482
Series 2015-MS1, Class A4
3.78%, 05/15/48	500	540,940
Series 2015-UBS8, Class A
4.11%, 12/15/48	250	269,083
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, Class A4
3.06%, 10/10/48	1,000	1,012,570
UBS Commercial Mortgage Trust
Series 2012-C1, Class A3
3.40%, 05/10/45	1,072	1,139,513
Series 2012-C1, Class B
4.82%, 05/10/45	150	167,272

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.09%, 08/10/49	$650	$679,809
Series 2012-C4, Class A5
2.85%, 12/10/45	250	258,370
Series 2012-C4, Class AAB
2.46%, 12/10/45	326	333,035
Series 2013-C5, Class A4
3.18%, 03/10/46	890	930,246
Series 2013-C6, Class A4
3.24%, 04/10/46	677	710,816
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class A3
3.60%, 01/10/45	404	433,485
Series 2011-C1, Class AAB
3.19%, 01/10/45	250	259,685
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A3
2.92%, 10/15/45	1,260	1,310,450
Series 2012-LC5, Class AS
3.54%, 10/15/45	200	208,744
Series 2012-LC5, Class B
4.14%, 10/15/45	300	317,580
Series 2013-LC12, Class A4
4.22%, 07/15/46[a]	650	721,468
Series 2013-LC12, Class AS
4.30%, 07/15/46[a]	473	516,398
Series 2013-LC12, Class ASB
3.93%, 07/15/46[a]	300	324,954
Series 2013-LC12, Class C
4.30%, 07/15/46[a]	100	101,565
Series 2014-LC16, Class A2
2.82%, 08/15/50	250	256,235
Series 2015-C26, Class A4
3.17%, 02/15/48	900	930,654
Series 2015-C27, Class B
4.14%, 02/15/48	330	347,394
Series 2015-C28, Class A4
3.54%, 05/15/48	500	530,470
Series 2015-C28, Class AS
3.87%, 05/15/48	250	263,190

Security	Principal (000s)	Value
Series 2015-C30, Class A4
3.66%, 09/15/58	$817	$876,530
Series 2015-C31, Class A3
3.43%, 11/15/48	1,000	1,053,260
Series 2015-C31, Class A4
3.70%, 11/15/48	500	536,955
Series 2015-C31, Class C
4.61%, 11/15/48 (Call 11/11/25)[a]	450	463,122
Series 2015-NXS2, Class A5
3.77%, 07/15/58[a]	750	809,325
Series 2015-SG1, Class A2
2.97%, 12/15/47	215	223,265
Series 2015-SG1, Class D
4.62%, 12/15/47[a]	200	161,484
Series 2016-C34, Class A4
3.10%, 06/15/49	1,000	1,027,590
Series 2016-C34, Class AS
3.48%, 06/15/49	850	874,387
WFRBS Commercial Mortgage Trust
Series 2012-C06, Class AS
3.84%, 04/15/45	145	154,238
Series 2012-C07, Class A2
3.43%, 06/15/45	500	536,485
Series 2012-C08, Class A3
3.00%, 08/15/45	360	376,499
Series 2012-C09, Class A3
2.87%, 11/15/45	200	206,852
Series 2012-C09, Class C
4.54%, 11/15/45[a]	150	156,082
Series 2012-C10, Class A3
2.88%, 12/15/45	200	206,606
Series 2012-C8, Class ASB
2.56%, 08/15/45	400	410,404
Series 2013-C11, Class A4
3.04%, 03/15/45	825	856,490
Series 2013-C13, Class C
3.91%, 05/15/45	110	113,056
Series 2013-C18, Class A3
3.65%, 12/15/46	500	528,225
Series 2013-C18, Class A4
3.90%, 12/15/46	600	652,218
Series 2013-UBS1, Class A4
4.08%, 03/15/46[a]	800	881,704

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2014-C19, Class A4
3.83%, 03/15/47	$300	$324,192
Series 2014-C19, Class B
4.72%, 03/15/47 (Call 03/01/24)[a]	300	328,407
Series 2014-C20 Class A5
4.00%, 05/15/47	200	218,366
Series 2014-C20, Class ASB
3.64%, 05/15/47	375	403,117
Series 2014-C22, Class A3
3.53%, 09/15/57	150	158,202
Series 2014-C22, Class A4
3.49%, 09/15/57	900	952,281
Series 2014-C22, Class A5
3.75%, 09/15/57	400	430,768
Series 2014-C22, Class AS
4.07%, 09/15/57[a]	200	213,366
Series 2014-C24, Class A2
2.86%, 11/15/47	500	515,045
Series 2014-C24, Class A5
3.61%, 11/15/47	100	106,748
Series 2014-C24, Class C
4.29%, 11/15/47	100	97,757
Series 2014-LC14, Class ASB
3.52%, 03/15/47	150	160,011

		148,887,130

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $145,628,402)		148,887,130

U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.15%

MORTGAGE-BACKED SECURITIES — 39.15%
Federal National Mortgage Association
2.10%, 07/25/28	999	996,969
Series 2010-M1, Class A2
4.45%, 09/25/19	190	203,428
Series 2010-M3, Class A3
4.33%, 03/25/20[a]	333	358,255
Series 2010-M4, Class A3
3.82%, 06/25/20	219	234,292
Series 2011-M1, Class A3
3.76%, 06/25/21	845	915,752

Security	Principal (000s)	Value
Series 2011-M4, Class A2
3.73%, 06/25/21	$1,500	$1,627,830
Series 2011-M5, Class A2
2.94%, 07/25/21	400	422,316
Series 2011-M7, Class A2
2.58%, 09/25/18	378	382,830
Series 2012-M01, Class A2
2.73%, 10/25/21	1,000	1,033,020
Series 2012-M02, Class A2
2.72%, 02/25/22	500	518,690
Series 2012-M05, Class A2
2.72%, 02/25/22	375	391,001
Series 2012-M08, Class A2
2.35%, 05/25/22	400	409,160
Series 2012-M08, Class ASQ2
1.52%, 12/25/19	192	191,923
Series 2012-M09, Class ASQ2
1.51%, 12/25/17	178	177,677
Series 2012-M17, Class A2
2.18%, 11/25/22	400	402,908
Series 2012-M9, Class A2
2.48%, 04/25/22	1,000	1,032,230
Series 2013-M06, Class 1AC
3.97%, 02/25/43[a]	300	319,059
Series 2013-M07, Class A2
2.28%, 12/27/22	907	915,063
Series 2013-M12, Class APT
2.39%, 03/25/23[a]	830	848,957
Series 2013-M13, Class A
1.60%, 05/25/18	366	365,742
Series 2013-M14, Class A2
3.33%, 10/25/23[a]	1,500	1,612,635
Series 2013-M14, Class APT
2.51%, 04/25/23[a]	463	478,057
Series 2013-M4, Class ATS2
2.61%, 03/25/22[a]	248	255,024
Series 2013-M6, Class 1A2
3.50%, 02/25/43[a]	300	315,738
Series 2014-M03, Class A2
3.47%, 01/25/24[a]	250	270,958
Series 2014-M06, Class A2
2.68%, 05/25/21[a]	1,000	1,036,610
Series 2014-M09, Class A2
3.10%, 07/25/24[a]	500	530,530

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2014-M10, Class ASQ2
2.17%, 09/25/19[a]	$750	$761,895
Series 2014-M11, Class 1A
3.12%, 08/25/24[a]	986	1,052,440
Series 2014-M11, Class 2A
3.31%, 08/25/26[a]	727	783,504
Series 2014-M13, Class A2
3.02%, 08/25/24[a]	200	211,540
Series 2014-M2, Class A2
3.51%, 12/25/23[a]	1,150	1,248,152
Series 2014-M4, Class A2
3.35%, 03/25/24[a]	700	752,815
Series 2015-M01, Class A2
2.53%, 09/25/24	750	764,985
Series 2015-M02, Class A
2.62%, 12/25/24	483	495,964
Series 2015-M04, Class AV2
2.51%, 07/25/22[a]	1,000	1,028,390
Series 2015-M07, Class A2
2.59%, 12/25/24	500	511,470
Series 2015-M08, Class A2
2.90%, 01/25/25[a]	1,250	1,304,562
Series 2015-M10, Class A2
3.09%, 04/25/27[a]	1,000	1,031,240
Series 2015-M11, Class A1
2.10%, 04/25/25	191	193,644
Series 2015-M11, Class A2
2.83%, 04/25/25[a]	800	834,648
Series 2015-M3, Class A1
2.30%, 10/25/24	134	136,650
Series 2016-M1, Class A1
2.43%, 01/25/26	245	251,692
Series 2016-M3, Class ASQ2
2.26%, 02/25/23	376	380,486
FHLMC Multifamily Structured Pass Through Certificates
Series K003, Class A5
5.09%, 03/25/19	2,064	2,205,673
Series K006, Class A2
4.25%, 01/25/20	586	633,782
Series K007, Class A2
4.22%, 03/25/20	1,950	2,113,449
Series K008, Class A1
2.75%, 12/25/19	202	204,401

Security	Principal (000s)	Value
Series K008, Class A2
3.53%, 06/25/20	$510	$544,723
Series K009, Class A2
3.81%, 08/25/20	1,520	1,637,283
Series K010, Class A2
4.33%, 10/25/20	1,000	1,100,620
Series K011, Class A1
2.92%, 08/25/20	105	107,535
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)	1,000	1,089,200
Series K014, Class A1
2.79%, 10/25/20	140	143,369
Series K015, Class A2
3.23%, 07/25/21	1,000	1,066,680
Series K017, Class A1
1.89%, 12/25/20	584	587,555
Series K017, Class A2
2.87%, 12/25/21	1,025	1,080,627
Series K018, Class A2
2.79%, 01/25/22	405	424,950
Series K019, Class A1
1.46%, 09/25/21	149	148,225
Series K019, Class A2
2.27%, 03/25/22	1,000	1,021,670
Series K020, Class A2
2.37%, 05/25/22	1,500	1,543,125
Series K022, Class A2
2.36%, 07/25/22	700	716,870
Series K023, Class A2
2.31%, 08/25/22	1,000	1,023,190
Series K025, Class A2
2.68%, 10/25/22	1,175	1,226,383
Series K026, Class A2
2.51%, 11/25/22	1,000	1,033,180
Series K027, Class A2
2.64%, 01/25/23	1,110	1,155,854
Series K028, Class A2
3.11%, 02/25/23	210	224,234
Series K029, Class A2
3.32%, 02/25/23[a]	1,000	1,080,580
Series K030, Class A1
2.78%, 09/25/22	660	683,502
Series K030, Class A2
3.25%, 04/25/23[a]	1,000	1,078,050

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal (000s)	Value
Series K031, Class A1
2.78%, 09/25/22	$776	$803,364
Series K032, Class A1
3.02%, 02/25/23	591	618,630
Series K032, Class A2
3.31%, 05/25/23[a]	180	193,216
Series K033, Class A2
3.06%, 07/25/23[a]	1,250	1,330,637
Series K034, Class A2
3.53%, 07/25/23[a]	1,000	1,093,770
Series K035, Class A2
3.46%, 08/25/23[a]	500	544,950
Series K036, Class A2
3.53%, 10/25/23[a]	1,650	1,806,040
Series K037, Class A2
3.49%, 01/25/24	1,150	1,257,732
Series K038, Class A1
2.60%, 10/25/23	861	891,515
Series K038, Class A2
3.39%, 03/25/24	1,000	1,085,820
Series K044, Class A2
2.81%, 01/25/25	1,250	1,308,312
Series K045, Class A2
3.02%, 01/25/25	1,000	1,060,930
Series K046, Class A2
3.21%, 03/25/25	1,000	1,073,920
Series K049, Class A2
3.01%, 07/25/25	1,000	1,059,510
Series K050, Class A2
3.33%, 08/25/25[a]	1,050	1,135,848
Series K051, Class A2
3.31%, 09/25/25	1,000	1,080,470
Series K052, Class A1
2.60%, 01/25/25	480	498,238
Series K052, Class A2
3.15%, 11/25/25	2,000	2,134,840
Series K053, Class A2
3.00%, 12/25/25	1,700	1,790,763
Series K054, Class A2
2.75%, 01/25/26	1,700	1,756,457
Series K056, Class A2
2.53%, 05/25/26	1,000	1,014,310
Series K152, Class A2
3.08%, 01/25/31	250	261,357

Security	Principal (000s)	Value
Series K503, Class A1
1.38%, 01/25/19	$363	$361,327
Series K503, Class A2
2.46%, 08/25/19	250	255,645
Series K504, Class A2
2.57%, 09/25/20[a]	1,200	1,237,800
Series K703, Class A2
2.70%, 05/25/18	1,486	1,506,829
Series K704, Class A2
2.41%, 08/25/18	989	1,004,369
Series K705, Class A2
2.30%, 09/25/18	900	916,011
Series K706, Class A2
2.32%, 10/25/18	200	203,708
Series K707, Class A1
1.62%, 09/25/18	214	213,567
Series K707, Class A2
2.22%, 12/25/18	315	319,977
Series K708, Class A2
2.13%, 01/25/19	174	176,645
Series K709, Class A2
2.09%, 03/25/19	600	607,410
Series K710, Class A2
1.88%, 05/25/19	2,691	2,714,139
Series K712, Class A2
1.87%, 11/25/19	1,000	1,013,530
Series K714, Class A2
3.03%, 10/25/20[a]	1,200	1,266,804
Series K715, Class A2
2.86%, 01/25/21	1,500	1,576,485
Series K717, Class A2
2.99%, 09/25/21	750	794,003
Series K720, Class A1
2.32%, 11/25/21	969	985,138
Series K720, Class A2
2.72%, 06/25/22	1,825	1,911,797
Series K721, Class A1
2.61%, 01/25/22	480	495,196
Series K721, Class A2
3.09%, 08/25/22	1,000	1,066,640
Series KS03, Class A4
3.16%, 05/25/25[a]	1,000	1,058,780

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
Series KSMC, Class A2
2.62%, 01/25/23	$1,090	$1,127,781

		96,479,651

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $95,377,620)		96,479,651

SHORT-TERM INVESTMENTS — 0.36%

MONEY MARKET FUNDS — 0.36%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	878	877,603

		877,603

TOTAL SHORT-TERM INVESTMENTS
(Cost: $877,603)		877,603

Value
TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $241,883,625)[d]	$246,244,384
Other Assets, Less Liabilities — 0.07%	167,774

NET ASSETS — 100.00%	$246,412,158

[a]	Variable rate note
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $241,887,731. Net unrealized appreciation was $4,356,653, of which $4,944,113 represented gross unrealized appreciation on securities and $587,460 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Collateralized mortgage obligations	$—	$148,887,130	$—	$148,887,130
U.S. government agency obligations	—	96,479,651	—	96,479,651
Money market funds	877,603	—	—	877,603

Total	$877,603	$245,366,781	$—	$246,244,384

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® GNMA BOND ETF

October 31, 2016

Security	Principal (000s)	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 99.68%

MORTGAGE-BACKED SECURITIES — 99.68%
Government National Mortgage Association
2.50%, 01/15/28	$14	$14,812
2.50%, 02/20/28	29	30,454
2.50%, 01/20/31	434	449,366
2.50%, 04/20/43	46	46,881
2.50%, 11/01/46[a]	1,100	1,109,969
3.00%, 07/15/27	25	26,042
3.00%, 09/15/27	27	27,719
3.00%, 01/20/31	669	701,717
3.00%, 07/20/31	984	1,032,336
3.00%, 09/15/42	12	12,359
3.00%, 10/15/42	112	115,979
3.00%, 09/20/43	2,698	2,822,506
3.00%, 08/20/44	1,594	1,668,016
3.00%, 08/20/45	3,572	3,725,333
3.00%, 09/20/46	624	650,492
3.00%, 11/01/46[a]	34,675	36,108,261
3.50%, 02/15/26	16	16,529
3.50%, 11/15/26	11	11,828
3.50%, 02/20/27	30	31,547
3.50%, 01/20/31	184	194,157
3.50%, 09/15/41	19	19,776
3.50%, 11/15/41	248	263,265
3.50%, 01/15/42	29	30,375
3.50%, 09/15/42	62	65,266
3.50%, 10/15/42	24	25,452
3.50%, 11/15/42	115	122,083
3.50%, 03/15/43	96	102,214
3.50%, 05/15/43	103	109,539
3.50%, 06/15/43	85	90,384
3.50%, 03/20/45	1,309	1,386,486
3.50%, 04/20/45	10,416	11,034,635
3.50%, 07/20/45	7,257	7,688,938
3.50%, 01/20/46	1,511	1,601,197
3.50%, 02/20/46	1,823	1,931,880
3.50%, 03/20/46	1,143	1,211,872
3.50%, 05/20/46	2,936	3,112,466
3.50%, 06/20/46	1,863	1,975,300
3.50%, 07/20/46	2,892	3,067,101

Security	Principal (000s)	Value
3.50%, 08/20/46	$7,012	$7,435,317
3.50%, 09/20/46	14,206	15,084,170
3.50%, 10/20/46	2,520	2,676,958
3.50%, 11/01/46[a]	5,643	5,976,994
4.00%, 03/20/26	11	11,245
4.00%, 07/20/26	9	9,532
4.00%, 02/15/41	28	30,898
4.00%, 03/15/41	26	28,746
4.00%, 04/15/41	103	111,936
4.00%, 05/15/41	21	22,224
4.00%, 12/15/41	36	38,654
4.00%, 01/15/42	25	27,225
4.00%, 02/15/42	80	85,491
4.00%, 03/15/42	148	161,001
4.00%, 05/15/42	30	32,122
4.00%, 08/15/42	40	42,952
4.00%, 09/20/42	684	735,068
4.00%, 04/15/44	188	201,874
4.00%, 05/15/44	201	215,697
4.00%, 08/20/44	132	141,029
4.00%, 10/20/44	1,454	1,557,604
4.00%, 09/20/45	102	108,925
4.00%, 10/20/45	1,835	1,968,439
4.00%, 01/20/46	359	384,585
4.00%, 06/20/46	249	267,591
4.00%, 09/20/46	18,583	19,961,442
4.00%, 11/01/46[a]	4,417	4,731,773
4.50%, 04/15/24	15	15,165
4.50%, 07/20/24	10	11,174
4.50%, 08/15/39	455	502,132
4.50%, 07/15/40	132	145,035
4.50%, 08/15/40	214	236,598
4.50%, 11/20/45	1,235	1,332,447
4.50%, 08/20/46	2,413	2,602,394
4.50%, 09/20/46	2,619	2,831,546
4.50%, 10/20/46	1,548	1,673,633
4.50%, 11/01/46[a]	7,905	8,561,227
5.00%, 07/15/39	88	98,493
5.00%, 07/20/42	434	472,110
5.00%, 07/20/46	291	315,897
5.00%, 11/01/46[a]	9,047	9,845,140
5.50%, 10/15/38	58	65,548
5.50%, 07/20/40	719	795,094
5.50%, 11/21/46[a]	280	316,094

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GNMA BOND ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
6.00%, 09/20/38	$75	$85,821
6.00%, 11/21/46[a]	200	228,156

		174,817,728

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $174,345,460)		174,817,728

SHORT-TERM INVESTMENTS — 40.75%

MONEY MARKET FUNDS — 40.75%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	71,469	71,469,258

		71,469,258

TOTAL SHORT-TERM INVESTMENTS
(Cost: $71,469,258)		71,469,258

Value
TOTAL INVESTMENTS IN SECURITIES — 140.43% (Cost: $245,814,718)[d]	$246,286,986
Other Assets, Less Liabilities — (40.43)%	(70,911,579)

NET ASSETS — 100.00%	$175,375,407

[a]	To-be-announced (TBA). See Note 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $245,814,718. Net unrealized appreciation was $472,268, of which $665,886 represented gross unrealized appreciation on securities and $193,618 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government agency obligations	$—	$174,817,728	$—	$174,817,728
Money market funds	71,469,258	—	—	71,469,258

Total	$71,469,258	$174,817,728	$—	$246,286,986

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® TREASURY FLOATING RATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.75%
U.S. Treasury Floating Rate Note
FRN, (3 mo.Treasury money market yield + 0.074%)
0.41%, 04/30/17	$8,000	$8,002,479
FRN, (3 mo.Treasury money market yield + 0.084%)
0.42%, 01/31/17	2,000	2,000,580
FRN, (3 mo.Treasury money market yield + 0.077%)
0.42%, 07/31/17	2,650	2,651,139
FRN, (3 mo.Treasury money market yield + 0.168%)
0.51%, 10/31/17	1,340	1,341,970
FRN, (3 mo.Treasury money market yield + 0.174%)
0.51%, 07/31/18	250	250,125
FRN, (3 mo.Treasury money market yield + 0.190%)
0.53%, 04/30/18	1,500	1,501,695
FRN, (3 mo.Treasury money market yield + 0.272%)
0.61%, 01/31/18	3,500	3,508,400

Security	Principal or Shares (000s)	Value
FRN, (3 mo. Treasury money market yield + 0.170%)
0.52%, 10/31/18	$750	$750,038

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $19,995,766)		20,006,426

MONEY MARKET FUNDS — 3.99%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[a,b]	800	799,506

TOTAL MONEY MARKET FUNDS
(Cost: $799,506)		799,506

TOTAL INVESTMENTS IN SECURITIES — 103.74% (Cost: $20,795,272)[c]		20,805,932
Other Assets, Less Liabilities — (3.74)%		(750,327)

NET ASSETS — 100.00%		$20,055,605

FRN  —  Floating Rate Note

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $20,795,272. Net unrealized appreciation was $10,660, of which $10,728 represented gross unrealized appreciation on securities and $68 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$20,006,426	$—	$20,006,426
Money market funds	799,506	—	—	799,506

Total	$799,506	$20,006,426	$—	$20,805,932

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TREASURY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.39%
U.S. Treasury Note/Bond
0.75%, 12/31/17	$19,876	$19,875,225
0.75%, 03/31/18	17,544	17,535,088
0.88%, 08/15/17	3,275	3,280,374
0.88%, 10/15/17	78,950	79,070,241
0.88%, 01/15/18	37,986	38,046,854
0.88%, 01/31/18	75,972	76,093,707
0.88%, 03/31/18	8,049	8,058,747
0.88%, 10/15/18	20,560	20,558,396
0.88%, 07/31/19	51,579	51,433,960
1.00%, 08/15/18	9,520	9,544,171
1.00%, 08/31/19	8,668	8,672,065
1.13%, 01/15/19	2,436	2,446,752
1.13%, 03/31/20	7,173	7,179,728
1.13%, 04/30/20	16,650	16,652,597
1.25%, 11/30/18	274,738	276,701,827
1.25%, 10/31/19	3,085	3,106,931
1.25%, 02/29/20	47,500	47,765,436
1.38%, 09/30/18	35,060	35,383,218
1.38%, 02/29/20	6,466	6,526,619
1.38%, 05/31/20	13,322	13,437,009
1.38%, 08/31/20	32,123	32,350,110
1.38%, 09/30/20	4,348	4,377,214
1.38%, 04/30/21	1,598	1,603,681
1.38%, 08/31/23	4,188	4,125,833
1.38%, 09/30/23	31,876	31,372,965
1.50%, 01/31/19	5,175	5,240,898
1.50%, 02/28/19	28,066	28,430,880
1.50%, 05/31/19	11,365	11,521,269
1.50%, 11/30/19	3,340	3,387,882
1.50%, 02/28/23	8,566	8,535,214
1.50%, 03/31/23	7,624	7,592,726
1.63%, 03/31/19	19,176	19,486,862
1.63%, 04/30/19	5,216	5,302,901
1.63%, 06/30/19	23,980	24,389,339
1.63%, 07/31/19	6,492	6,605,610
1.63%, 08/31/19	9,688	9,859,807
1.63%, 08/15/22	1,317	1,327,957
1.63%, 11/15/22	18,444	18,549,905
1.63%, 04/30/23	6,826	6,846,266
1.63%, 05/31/23	14,886	14,922,054
1.63%, 02/15/26	1,322	1,300,105
1.75%, 10/31/18	4,452	4,528,169

Security	Principal (000s)	Value
1.75%, 09/30/19	$25,647	$26,200,924
1.75%, 10/31/20	595	607,505
1.75%, 02/28/22	26,680	27,137,509
1.75%, 05/15/22	17,476	17,750,426
1.75%, 09/30/22	8,372	8,487,644
1.75%, 05/15/23	21,100	21,321,719
1.88%, 09/30/17	16,610	16,787,129
1.88%, 06/30/20	1,489	1,527,970
1.88%, 11/30/21	30,735	31,487,762
1.88%, 08/31/22	26,686	27,252,669
1.88%, 10/31/22	4,547	4,641,137
2.00%, 07/31/20	8,687	8,952,598
2.00%, 09/30/20	1,456	1,500,817
2.00%, 11/30/20	59,749	61,581,556
2.00%, 02/28/21	16,401	16,904,869
2.00%, 08/31/21	18,851	19,427,577
2.00%, 11/15/21	5,541	5,710,477
2.00%, 11/30/22	12,527	12,869,436
2.00%, 02/15/25	46,099	46,981,381
2.00%, 08/15/25	92,618	94,206,112
2.13%, 08/31/20	3,093	3,201,496
2.13%, 01/31/21	25,417	26,326,342
2.13%, 06/30/21	8,201	8,501,389
2.13%, 08/15/21	24,981	25,887,536
2.13%, 12/31/21	10,957	11,359,226
2.13%, 12/31/22	18,684	19,327,931
2.13%, 05/15/25	25,704	26,429,341
2.25%, 03/31/21	8,224	8,564,202
2.25%, 04/30/21	56,610	58,969,713
2.25%, 11/15/24	28,720	29,860,255
2.25%, 11/15/25	2,926	3,034,685
2.25%, 08/15/46	4,447	4,135,883
2.38%, 12/31/20	19,241	20,125,643
2.38%, 08/15/24	97,753	102,606,451
2.50%, 08/15/23	7,684	8,127,223
2.50%, 05/15/24	45,436	48,126,674
2.50%, 02/15/45	28,746	28,245,089
2.50%, 02/15/46	8,300	8,144,444
2.63%, 01/31/18	26,489	27,097,426
2.63%, 08/15/20	14,143	14,898,774
2.63%, 11/15/20	62,185	65,621,624
2.75%, 12/31/17	8,836	9,038,609
2.75%, 02/15/24	1,516	1,631,477
2.75%, 08/15/42	13,466	13,991,697

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. TREASURY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.75%, 11/15/42	$3,650	$3,788,575
2.88%, 05/15/43	22,037	23,392,029
2.88%, 08/15/45	39,950	42,334,536
3.00%, 05/15/42	2,693	2,931,475
3.00%, 11/15/44	18,440	20,029,012
3.00%, 05/15/45	50,197	54,495,552
3.00%, 11/15/45	1,500	1,628,554
3.13%, 05/15/21	49,528	53,492,172
3.13%, 11/15/41	34,421	38,278,673
3.13%, 02/15/42	1,464	1,629,669
3.13%, 02/15/43	15,375	17,098,342
3.13%, 08/15/44	15,827	17,606,192
3.38%, 05/15/44	16,839	19,597,774
3.50%, 05/15/20	62,519	67,637,202
3.63%, 08/15/19	5,495	5,893,387
3.63%, 02/15/21	11,648	12,796,892
3.63%, 02/15/44	1,042	1,266,275
3.75%, 11/15/43	7,246	9,005,491
4.38%, 05/15/41	22,676	30,538,411
4.50%, 02/15/36	2,007	2,728,814
4.50%, 05/15/38	23,441	32,052,962
4.75%, 02/15/37	1,996	2,797,440
5.00%, 05/15/37	1,996	2,887,260
5.25%, 02/15/29	6,206	8,427,072
5.38%, 02/15/31	2,071	2,941,772
5.50%, 08/15/28	2,442	3,354,412
6.25%, 05/15/30	1,554	2,338,801
6.63%, 02/15/27	5,120	7,415,344
6.75%, 08/15/26	8,240	11,890,852
7.13%, 02/15/23	48,405	64,724,783

Security	Principal or Shares (000s)	Value
8.75%, 08/15/20	$25,999	$33,312,233
U.S. Treasury STRIPS Coupon
0.00%, 11/15/35	392	243,443
0.00%, 08/15/36	5,425	3,300,787

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $2,609,227,147)		2,619,473,127

SHORT-TERM INVESTMENTS — 0.07%

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[a,b]	1,772	1,771,892

		1,771,892

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,771,892)		1,771,892

TOTAL INVESTMENTS IN SECURITIES — 99.46% (Cost: $2,610,999,039)[c]		2,621,245,019
Other Assets, Less Liabilities — 0.54%		14,350,506

NET ASSETS — 100.00%		$2,635,595,525

  STRIPS — Separate Trading of Registered Interest and Principle Securities.

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $2,612,259,169. Net unrealized appreciation was $8,985,850, of which $13,468,328 represented gross unrealized appreciation on securities and $4,482,478 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$2,619,473,127	$—	$2,619,473,127
Money market funds	1,771,892	—	—	1,771,892

Total	$1,771,892	$2,619,473,127	$—	$2,621,245,019

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$241,006,022	$174,345,460	$19,995,766
Affiliated (Note 2)	877,603	71,469,258	799,506

Total cost of investments	$241,883,625	$245,814,718	$20,795,272

Investments in securities, at fair value (Note 1):
Unaffiliated	$245,366,781	$174,817,728	$20,006,426
Affiliated (Note 2)	877,603	71,469,258	799,506

Total fair value of investments	246,244,384	246,286,986	20,805,932
Cash	49,587	—	2,058
Receivables:
Investment securities sold	2,045,102	4,353,531	—
Interest	654,080	453,606	279

Total Assets	248,993,153	251,094,123	20,808,269

LIABILITIES
Payables:
Investment securities purchased	2,524,050	75,702,498	750,116
Investment advisory fees (Note 2)	56,945	16,218	2,548

Total Liabilities	2,580,995	75,718,716	752,664

NET ASSETS	$246,412,158	$175,375,407	$20,055,605

Net assets consist of:
Paid-in capital	$241,939,825	$174,070,000	$20,041,974
Undistributed net investment income	335,694	—	4,700
Undistributed net realized gain (accumulated net realized loss)	(224,120)	833,139	(1,729)
Net unrealized appreciation	4,360,759	472,268	10,660

NET ASSETS	$246,412,158	$175,375,407	$20,055,605

Shares outstanding[a]	4,700,000	3,450,000	400,000

Net asset value per share	$52.43	$50.83	$50.14

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2016

iShares U.S. Treasury Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,609,227,147
Affiliated (Note 2)	1,771,892

Total cost of investments	$2,610,999,039

Investments in securities, at fair value (Note 1):
Unaffiliated	$2,619,473,127
Affiliated (Note 2)	1,771,892

Total fair value of investments	2,621,245,019
Receivables:
Interest	16,159,671
Capital shares sold	173,670

Total Assets	2,637,578,360

LIABILITIES
Payables:
Investment securities purchased	1,650,166
Investment advisory fees (Note 2)	332,669

Total Liabilities	1,982,835

NET ASSETS	$2,635,595,525

Net assets consist of:
Paid-in capital	$2,624,825,306
Undistributed net investment income	2,437,502
Accumulated net realized loss	(1,913,263)
Net unrealized appreciation	10,245,980

NET ASSETS	$2,635,595,525

Shares outstanding[a]	102,400,000

Net asset value per share	$25.74

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$3,022	$170,071	$137
Interest — unaffiliated	6,041,054	1,141,912	69,279

Total investment income	6,044,076	1,311,983	69,416

EXPENSES
Investment advisory fees (Note 2)	593,895	170,674	26,367

Total expenses	593,895	170,674	26,367
Less investment advisory fees waived (Note 2)	—	(56,792)	(7,285)

Net expenses	593,895	113,882	19,082

Net investment income	5,450,181	1,198,101	50,334

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(158,285)	1,299,655	(411)
In-kind redemptions — unaffiliated	—	—	2,208
Realized gain distributions from affiliated funds	—	151	—

Net realized gain (loss)	(158,285)	1,299,806	1,797

Net change in unrealized appreciation/depreciation	3,950,897	144,741	17,189

Net realized and unrealized gain	3,792,612	1,444,547	18,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,242,793	$2,642,648	$69,320

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2016

iShares U.S. Treasury Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$26,817
Interest — unaffiliated	31,618,140
Securities lending income — affiliated — net (Note 2)	371,926

Total investment income	32,016,883

EXPENSES
Investment advisory fees (Note 2)	3,125,874

Total expenses	3,125,874

Net investment income	28,891,009

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	69,147
In-kind redemptions — unaffiliated	14,658,467
Realized gain distributions from affiliated funds	11

Net realized gain	14,727,625

Net change in unrealized appreciation/depreciation	9,938,870

Net realized and unrealized gain	24,666,495

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,557,504

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares CMBS ETF		iShares GNMA Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,450,181	$3,479,836	$1,198,101	$608,785
Net realized gain (loss)	(158,285)	(51,996)	1,299,806	287,378
Net change in unrealized appreciation/depreciation	3,950,897	(576,956)	144,741	(41,986)

Net increase in net assets resulting from operations	9,242,793	2,850,884	2,642,648	854,177

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,391,728)	(3,390,977)	(1,198,101)	(608,785)
From net realized gain	—	—	(548,136)	(319,728)

Total distributions to shareholders	(5,391,728)	(3,390,977)	(1,746,237)	(928,513)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	169,687,095	75,229,075	119,238,191	20,128,967
Cost of shares redeemed	(96,907,991)	(30,992,447)	(5,068,101)	—

Net increase in net assets from capital share transactions	72,779,104	44,236,628	114,170,090	20,128,967

INCREASE IN NET ASSETS	76,630,169	43,696,535	115,066,501	20,054,631

NET ASSETS
Beginning of year	169,781,989	126,085,454	60,308,906	40,254,275

End of year	$246,412,158	$169,781,989	$175,375,407	$60,308,906

Undistributed net investment income included in net assets at end of year	$335,694	$277,241	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	3,250,000	1,450,000	2,350,000	400,000
Shares redeemed	(1,850,000)	(600,000)	(100,000)	—

Net increase in shares outstanding	1,400,000	850,000	2,250,000	400,000

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Treasury Floating Rate Bond ETF		iShares U.S. Treasury Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$50,334	$10,799	$28,891,009	$12,194,619
Net realized gain (loss)	1,797	(684)	14,727,625	(668,359)
Net change in unrealized appreciation/depreciation	17,189	(5,743)	9,938,870	(1,475,314)

Net increase in net assets resulting from operations	69,320	4,372	53,557,504	10,050,946

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(46,406)	(10,321)	(27,999,630)	(10,897,691)

Total distributions to shareholders	(46,406)	(10,321)	(27,999,630)	(10,897,691)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,034,808	20,040,939	1,590,485,293	1,330,562,996
Cost of shares redeemed	(15,027,020)	(10,020,503)	(499,809,091)	(47,935,386)

Net increase in net assets from capital share transactions	5,007,788	10,020,436	1,090,676,202	1,282,627,610

INCREASE IN NET ASSETS	5,030,702	10,014,487	1,116,234,076	1,281,780,865

NET ASSETS
Beginning of year	15,024,903	5,010,416	1,519,361,449	237,580,584

End of year	$20,055,605	$15,024,903	$2,635,595,525	$1,519,361,449

Undistributed net investment income included in net assets at end of year	$4,700	$772	$2,437,502	$1,545,956

SHARES ISSUED AND REDEEMED
Shares sold	400,000	400,000	61,700,000	52,500,000
Shares redeemed	(300,000)	(200,000)	(19,400,000)	(1,900,000)

Net increase in shares outstanding	100,000	200,000	42,300,000	50,600,000

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares CMBS ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.45	$51.46	$51.08	$51.75	$49.81

Income from investment operations:
Net investment income[b]	1.20	1.17	1.09	1.04	0.90
Net realized and unrealized gain (loss)[c]	0.97	(0.03)	0.32	(0.64)	1.94

Total from investment operations	2.17	1.14	1.41	0.40	2.84

Less distributions from:
Net investment income	(1.19)	(1.15)	(1.03)	(1.07)	(0.90)

Total distributions	(1.19)	(1.15)	(1.03)	(1.07)	(0.90)

Net asset value, end of period	$52.43	$51.45	$51.46	$51.08	$51.75

Total return	4.27%	2.22%	2.80%	0.78%	5.77%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$246,412	$169,782	$126,085	$81,724	$54,337
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	2.29%	2.28%	2.13%	2.03%	2.51%
Portfolio turnover rate[f]	61%	40%	45%	27%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares GNMA Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$50.26	$50.32	$48.91	$50.29	$50.03

Income from investment operations:
Net investment income[b]	0.53	0.57	0.43	0.31	0.02
Net realized and unrealized gain (loss)[c]	0.83	0.27	1.44	(1.03)	0.58

Total from investment operations	1.36	0.84	1.87	(0.72)	0.60

Less distributions from:
Net investment income	(0.54)	(0.59)	(0.46)	(0.36)	—
Net realized gain	(0.25)	(0.31)	—	(0.16)	(0.34)
Return of capital	—	—	—	(0.14)	—

Total distributions	(0.79)	(0.90)	(0.46)	(0.66)	(0.34)

Net asset value, end of period	$50.83	$50.26	$50.32	$48.91	$50.29

Total return	2.71%	1.68%	3.84%	(1.44)%	1.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$175,375	$60,309	$40,254	$29,346	$10,057
Ratio of expenses to average net assets[e]	0.10%	0.11%	0.15%	0.17%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%	0.15%	0.21%	0.25%	n/a
Ratio of net investment income to average net assets[e]	1.05%	1.13%	0.88%	0.64%	0.06%
Portfolio turnover rate[f,g]	1,233%	1,071%	1,242%	1,335%	1,253%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Treasury Floating Rate Bond ETF

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Feb. 3, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$50.08	$50.10	$50.09

Income from investment operations:
Net investment income[b]	0.14	0.05	0.03
Net realized and unrealized gain (loss)[c]	0.06	(0.02)	0.01

Total from investment operations	0.20	0.03	0.04

Less distributions from:
Net investment income	(0.14)	(0.05)	(0.03)

Total distributions	(0.14)	(0.05)	(0.03)

Net asset value, end of period	$50.14	$50.08	$50.10

Total return	0.40%	0.05%	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$20,056	$15,025	$5,010
Ratio of expenses to average net assets[e]	0.11%	0.00%	0.00%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	0.29%	0.10%	0.09%
Portfolio turnover rate[f]	25%	62%	57%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Treasury Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$25.28	$25.01	$24.63	$25.27	$24.91

Income from investment operations:
Net investment income[b]	0.36	0.33	0.30	0.21	0.18
Net realized and unrealized gain (loss)[c]	0.45	0.25	0.36	(0.61)	0.31

Total from investment operations	0.81	0.58	0.66	(0.40)	0.49

Less distributions from:
Net investment income	(0.35)	(0.31)	(0.28)	(0.24)	(0.13)

Total distributions	(0.35)	(0.31)	(0.28)	(0.24)	(0.13)

Net asset value, end of period	$25.74	$25.28	$25.01	$24.63	$25.27

Total return	3.23%	2.32%	2.69%	(1.57)%	1.99%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,635,596	$1,519,361	$237,581	$98,523	$232,446
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.39%	1.30%	1.21%	0.84%	1.00%
Portfolio turnover rate[f]	48%	36%	38%	37%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
CMBS	Diversified
GNMA Bond	Diversified
Treasury Floating Rate Bond	Non-diversified
U.S. Treasury Bond[a]	Diversified

[a]	Formerly the iShares Core U.S. Treasury Bond ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods,

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

WHEN-ISSUED/TBA TRANSACTIONS

The iShares GNMA Bond ETF may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Fund has entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by the Fund, if any, are noted in the schedule of investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
CMBS	0.25%
U.S. Treasury Bond	0.15

For its investment advisory services to the iShares GNMA Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies, if any.

For its investment advisory services to the iShares Treasury Floating Rate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund. BFA’s contractual agreement to waive its investment advisory fees for the Fund in an amount equal to 0.15% of average daily net assets expired on February 29, 2016.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
U.S. Treasury Bond	$159,065

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, the purchases and sales transactions executed by the iShares U.S. Treasury Bond ETF pursuant to Rule 17a-7 under the 1940 Act were $258,265,722 and $28,548,135, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
CMBS	$87,168,044	$46,472,756	$130,155,422	$97,091,961
GNMA Bond	1,506,110,618	1,391,825,231	—	—
Treasury Floating Rate Bond	6,252,332	3,850,096	—	—
U.S. Treasury Bond	1,036,088,066	985,601,914	—	—

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Treasury Floating Rate Bond	$19,378,328	$14,404,906
U.S. Treasury Bond	1,549,166,402	487,647,528

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Treasury Floating Rate Bond	$2,057	$—	$(2,057)
U.S. Treasury Bond	14,219,016	167	(14,219,183)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
CMBS
Ordinary income	$5,391,728	$3,390,977

GNMA Bond
Ordinary income	$1,746,237	$928,513

Treasury Floating Rate Bond
Ordinary income	$46,406	$10,321

U.S. Treasury Bond
Ordinary income	$27,999,630	$10,897,691

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
CMBS	$335,694	$(220,014)	$4,356,653	$4,472,333
GNMA Bond	833,139	—	472,268	1,305,407
Treasury Floating Rate Bond	4,700	(1,729)	10,660	13,631
U.S. Treasury Bond	2,437,502	(653,133)	8,985,850	10,770,219

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
CMBS	$220,014
Treasury Floating Rate Bond	1,729
U.S. Treasury Bond	653,133

For the year ended October 31, 2016, the iShares U.S. Treasury Bond ETF utilized $739,912 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares CMBS ETF, iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
CMBS	$5,450,181
GNMA Bond	1,198,101
Treasury Floating Rate Bond	50,334
U.S. Treasury Bond	23,930,743

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2016:

iShares ETF	Federal Obligation Interest
Treasury Floating Rate Bond	$46,406
U.S. Treasury Bond	23,930,743

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The iShares GNMA Bond ETF hereby designates $548,136 as short-term capital gain dividends for the fiscal year ended October 31, 2016.

TAX INFORMATION	51

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares CMBS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s Peer Group contained only three comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
CMBS	$1.170724	$—	$0.020636	$1.191360	98%	—%	2%		100%
GNMA Bond	0.690098	—	0.095261	0.785359	88	—	12		100
Treasury Floating Rate Bond	0.141422	—	0.000122	0.141544	100	—	0	[a]	100
U.S Treasury Bond	0.348421	—	0.005278	0.353699	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares CMBS ETF

Period Covered: February 14, 2012 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	63	5.40%
Greater than 0.5% and Less than 1.0%	283	24.27
Between 0.5% and –0.5%	820	70.33

	1,166	100.00%

iShares GNMA Bond ETF

Period Covered: February 14, 2012 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.09%
Greater than 2.0% and Less than 2.5%	1	0.09
Greater than 1.5% and Less than 2.0%	3	0.26
Greater than 1.0% and Less than 1.5%	23	1.97
Greater than 0.5% and Less than 1.0%	101	8.66
Between 0.5% and –0.5%	1,034	88.67
Less than –0.5% and Greater than –1.0%	3	0.26

	1,166	100.00%

iShares Treasury Floating Rate Bond ETF

Period Covered: February 3, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.15%
Between 0.5% and –0.5%	671	99.85

	672	100.00%

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Treasury Bond ETF

Period Covered: February 14, 2012 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,165	99.91%
Less than –0.5%	1	0.09

	1,166	100.00%

SUPPLEMENTAL INFORMATION	61

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Barclays, Bloomberg Finance L.P., or Intercontinental Exchange, Inc. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1005-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Core 1-5 Year USD Bond ETF | ISTB | NYSE Arca
➢	iShares Core International Aggregate Bond ETF | IAGG | BATS
➢	iShares Core Total USD Bond Market ETF | IUSB | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global investment-grade bonds posted positive returns in U.S. dollar terms for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays Global Aggregate Index returned 5.59% for the reporting period.

High-quality bonds benefited from solid investor demand, as generally poor global economic growth, low inflation, and stimulative monetary policies meant bond yields in many countries fell to record low, negative levels. Returns in U.S. dollar terms were mixed, however, reflecting the varied performance of the dollar relative to other developed market currencies.

In terms of growth, the U.S. economy improved over the course of the reporting period, expanding at a 0.8% annual rate in the first quarter of 2016 before reaching a 2.9% annual growth rate in the third quarter. Meanwhile, growth in much of the rest of the developed world was barely positive. The U.K. and Eurozone expanded by 0.5% and 0.3%, respectively, in the third quarter of 2016. Similarly, Australia and Japan grew by 0.5% and 0.2%, respectively, in the second quarter of 2016, the latest period for which data were available. Meanwhile, the Chinese economy grew at an annual rate of 6.7% in the third quarter of 2016; however, that was down from 6.9% a year earlier, which was the slowest growth since 1990.

Modest global growth meant inflation remained low. In the U.S., U.K., and the Eurozone, consumer prices increased over the course of the reporting period, reaching the highest levels since 2014, but remained at just 1.6%, 0.9%, and 0.5%, respectively, for the 12 months ended October 2016. In Japan, however, consumer prices were nearly unchanged, gaining by 0.1% for the same period.

To encourage growth and guard against deflation, many central banks around the world took further stimulus measures. Central banks from the U.K., Japan, Eurozone, and Australia all cut interest rates during the period to historic lows. One notable exception was the United States, where the U.S. Federal Reserve Bank (the “Fed”) raised rates in December 2015 for the first time in almost seven years.

Against that backdrop, Japanese long-term bond yields turned negative in early 2016, while bond yields in the Eurozone reached a record low of -0.47% in September 2016; similarly, German and French bonds set their all-time low negative yields in July 2016. The U.S., U.K. and Australia also saw long-term government bond yields reach historic lows during the reporting period, but their yields remained positive.

From a sector perspective, global Treasury bonds performed best, reflecting the sharp decline in long-term bond yields during the period. Other government-related securities also performed well, followed by investment-grade corporate bonds.

In terms of currency effects, the U.S. dollar appreciated by approximately 21% relative to the British pound, and 7% against the Chinese yuan for the reporting period. The U.S. dollar was little changed against the euro and Swiss franc. The Japanese yen and Australian dollar gained 13% and 6%, respectively, against the U.S. dollar. The U.S. dollar’s mixed performance reflects differences in expectations for economic growth and monetary policies between the U.S. and other regions.

On a country basis, U.K. bonds were the strongest performers among developed countries in local currency terms, but performed the worst in U.S. dollar terms. Benefiting from the strength of the yen and positive local currency returns, Japanese bonds performed the best in U.S. dollar terms. Australian bonds also performed very well in both Australian and U.S. dollar terms.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE 1-5 YEAR USD BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.79%	2.86%	2.88%	2.79%	2.86%	2.88%
Since Inception	1.42%	1.48%	1.54%	5.84%	6.11%	6.37%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Index performance through June 2, 2014 reflects the performance of the Bloomberg Barclays U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Bloomberg Barclays U.S. Universal 1-5 Year Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,012.80	$0.56	$1,000.00	$1,024.60	$0.56	0.11%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

The iShares Core 1-5 Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining maturities between one and five years, as represented by the Bloomberg Barclays U.S. Universal 1-5 Year Index (formerly the Barclays U.S. Universal 1-5 Year Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.79%, net of fees, while the total return for the Index was 2.88%.

As represented by the Index, short-term investment-grade and high-yield U.S. dollar-denominated bonds posted positive returns for the reporting period.

In terms of performance by broad sector, corporate investment-grade and high-yield bonds contributed the most to the Index’s return for the reporting period. These securities were in demand for their comparatively attractive yields. Corporate credit fundamentals were mixed, however, as corporate profits in the U.S. continued to decline from their peak in 2014. In addition, new issuance of investment-grade bonds in the U.S. was at a record pace through the third quarter of 2016; however, access to financing was more limited for high-yield issuers, with new high-yield bond supply actually down year over year through September 2016. In the high-yield bond market, the trailing 12-month default rate increased in the second quarter of 2016 to the highest level in six years. Within the corporate bond sector, banks, basic materials companies, and energy firms contributed the most to Index performance for the reporting period.

U.S. Treasury and government agency bonds, which together represented almost 50% of the Index on average during the reporting period, also made notable contributions to performance. Treasury yields reached an all-time low amid political, economic, and market uncertainty in the wake of the June 2016 “Brexit” vote, though rates rebounded somewhat over the remainder of the reporting period. Mortgage-backed securities were attractive in this period of low interest rates for their combination of attractive relative yield and credit quality. Foreign agency and sovereign bonds were other sources of strength. No single broad market sector or industry detracted meaningfully from the Index’s return during the reporting period.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/16

Investment Type	Percentage of Total Investments [1]

U.S. Government Obligations	42.99%
Corporate Bonds & Notes	37.02
Mortgage-Backed Securities	7.69
Foreign Government Obligations	7.32
U.S. Government Agency Obligations	4.29
Asset-Backed Securities	0.69

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	60.95%
Aa	5.81
A	11.81
Baa	10.68
Ba	4.44
B	3.21
Caa	1.37
Ca	0.04
Not Rated	1.69

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

Performance as of October 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	6.22%	6.22%	6.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/10/15. The first day of secondary market trading was 11/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.40	$0.71	$1,000.00	$1,024.40	$0.71	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (formerly the Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index) (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the componenet currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from November 10, 2015 (inception date of the Fund) through October 31, 2016, the total return for the Fund was 6.22%, net of fees, while the total return for the Index was 6.13%.

As represented by the Index, international investment-grade bonds performed well on a currency-hedged basis for the reporting period.

Looking at performance by broad sector, foreign government bonds had positive returns in local terms as disappointing global growth, low global inflation, and stimulative monetary policies drove bond yields in many countries to record-low, negative rates. As a result, foreign government bonds, which made up approximately two-thirds of the Index on average, contributed the most to the Index’s performance for the reporting period.

The largest contribution to the Index’s performance on a geographic basis came from European bonds, where the European Central Bank lowered its short-term interest rate target to 0% in March 2016. Bonds issued in France, Germany, Spain, and Italy all made notable contributions to the Index’s return, with government yields in these markets all touching record lows during the reporting period. U.K. bonds were the leading source of strength, benefiting from the Bank of England’s own decision to cut rates to an all-time low in the wake of the “Brexit” vote. Japanese government bonds also meaningfully contributed to the Index’s performance. Against a backdrop of deflation and slow growth, Japanese long-term government bond yields turned negative in early 2016, following the Bank of Japan’s decision to implement negative short-term interest rates. No single country detracted meaningfully from the Index’s return during the reporting period.

By maturity, the longest-term bonds contributed to the Index’s performance the most, reflecting the demand for higher-yielding, longer-term securities, and decline in long-term interest rates in many markets. By credit rating, bonds rated A and Aaa were the largest contributors to the Index’s return for the reporting period.

ALLOCATION BY MATURITY

As of 10/31/16

Maturity	Percentage of Total Investments*

0-1 Year	0.46%
1-5 Years	39.67
5-10 Years	30.60
10-15 Years	10.27
15-20 Years	5.72
More than 20 Years	13.28

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/16

Country	Percentage of Total Investments*

Japan	13.80%
France	13.66
Germany	11.24
United Kingdom	10.79
Italy	8.97
Canada	6.20
Spain	5.77
Australia	3.28
Netherlands	3.23
Supranational	3.20

TOTAL	80.14%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE TOTAL USD BOND MARKET ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.97%	5.32%	5.07%	4.97%	5.32%	5.07%
Since Inception	3.52%	3.73%	3.50%	8.64%	9.18%	8.57%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,019.80	$0.56	$1,000.00	$1,024.60	$0.56	0.11%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield, as represented by the Bloomberg Barclays U.S. Universal Index (formerly the Barclays U.S. Universal Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 4.97%, net of fees, while the total return for the Index was 5.07%.

The Index’s performance was largely driven by price appreciation in a falling rate environment. Corporate bonds — which offer higher yields than government securities — delivered the largest contribution to the Index’s return for the reporting period as investors sought yield. Lower-quality corporate bonds outperformed higher-rated corporate securities as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, the Index’s high-yield corporate bonds (those with credit ratings below investment grade) contributed meaningfully to performance.

Within the corporate sector, every industry contributed positively to Index performance for the reporting period. Industrial bonds contributed the most to performance in the corporate sector, led by the consumer-oriented and communications industries. Financial bonds also aided performance for the reporting period, with the banking and insurance industries contributing the most.

U.S. Treasury and government agency bonds, which represented approximately 42% of the Index on average, delivered solid contributions to performance, as longer-term interest rates declined for the reporting period. Mortgage-backed securities, which comprised about 25% of the Index on average, also posted a modest contribution to the Index’s return. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

From a maturity standpoint, bonds maturing in more than ten years were solid contributors to the Index’s performance for the reporting period. The higher interest-rate sensitivity of longer-term bonds resulted in greater price appreciation as bond yields declined.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/16

Investment Type	Percentage of Total Investments [1]

Corporate Bonds & Notes	34.69%
U.S. Government Obligations	33.98
Mortgage-Backed Securities	24.62
Foreign Government Obligations	4.23
U.S. Government Agency Obligations	2.20
Asset-Backed Securities	0.27
Municipal Debt Obligations	0.01

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	61.82%
Aa	4.48
A	10.79
Baa	12.40
Ba	4.72
B	3.40
Caa	1.13
Ca	0.02
Not Rated	1.24

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 0.68%
Barclays Dryrock Issuance Trust
Series 2014-3, Class A
2.41%, 07/15/22	$500	$512,695
Citibank Credit Card Issuance Trust
Series 2014-A2, Class A2
1.02%, 02/22/19	550	550,062
Series 2014-A6, Class A6
2.15%, 07/15/21	500	510,117
Discover Card Execution Note Trust
Series 2014-A4, Class A4
2.12%, 12/15/21	500	509,684
Series 2014-A6, Class A6
1.67%, 01/18/22	250	252,195
Nissan Auto Receivables Owner Trust Series 2016-B, Class A3
1.32%, 01/15/21 (Call 06/15/20)	800	801,325
Synchrony Credit Card Master Note Trust Series 2015-1, Class A
2.37%, 03/15/23	800	817,628

TOTAL ASSET-BACKED SECURITIES
(Cost: $3,931,992)		3,953,706

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.17%

MORTGAGE-BACKED SECURITIES — 0.17%
CD Commercial Mortgage Trust
Series 2007-CD4, Class A4
5.32%, 12/11/49	159	159,628
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	225	246,863
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LDPX, Class A3
5.42%, 01/15/49	144	144,732
Series 2014-C20, Class A5
3.80%, 07/15/47	150	162,215

Security	Principal (000s)	Value
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.31%, 04/15/48	$250	$260,580

		974,018

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $961,622)		974,018

CORPORATE BONDS & NOTES — 36.68%

ADVERTISING — 0.07%
Affinion Group Inc.
7.88%, 12/15/18 (Call 12/01/16)	25	18,000
inVentiv Health Inc.
9.00%, 01/15/18 (Call 12/01/16)[a]	100	101,375
Omnicom Group Inc.
4.45%, 08/15/20	250	272,035

		391,410
AEROSPACE & DEFENSE — 0.33%
BAE Systems Holdings Inc.
6.38%, 06/01/19[a]	175	193,866
Boeing Co. (The)
0.95%, 05/15/18	125	124,700
4.88%, 02/15/20	200	221,350
General Dynamics Corp.
1.00%, 11/15/17	100	100,072
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 12/01/16)	36	32,760
L-3 Communications Corp.
4.75%, 07/15/20	200	217,364
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	225	230,639
Northrop Grumman Corp.
1.75%, 06/01/18	25	25,153
3.50%, 03/15/21	250	265,592
Raytheon Co.
3.13%, 10/15/20	100	105,371
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/16)	50	51,375
Triumph Group Inc.
4.88%, 04/01/21 (Call 04/01/17)	25	23,125
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	75	75,080

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.50%, 04/15/20	$150	$164,216
6.13%, 02/01/19	100	110,256

		1,940,919
AGRICULTURE — 0.28%
Alliance One International Inc.
8.50%, 04/15/21 (Call 10/15/18)[a]	30	30,000
9.88%, 07/15/21 (Call 07/15/17)	50	41,750
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	200	205,774
9.25%, 08/06/19	50	60,231
BAT International Finance PLC
2.75%, 06/15/20[a,b]	133	136,294
Bunge Ltd. Finance Corp.
3.50%, 11/24/20 (Call 10/24/20)	160	165,934
Imperial Brands Finance PLC
2.95%, 07/21/20[a]	200	205,364
Philip Morris International Inc.
1.38%, 02/25/19	55	54,915
1.88%, 01/15/19	300	302,721
4.50%, 03/26/20	50	54,551
Reynolds American Inc.
2.30%, 06/12/18	250	253,198
3.25%, 06/12/20	125	130,526

		1,641,258
AIRLINES — 0.09%
Air Canada
7.75%, 04/15/21[a,b]	30	32,925
American Airlines Group Inc.
4.63%, 03/01/20[a,b]	50	50,313
5.50%, 10/01/19[a]	50	51,625
6.13%, 06/01/18	50	51,937
Continental Airlines Inc. 2009-2 Pass Through Trust
Class A
7.25%, 05/10/21	35	39,171
Continental Airlines Inc. 2012-3 Pass Through Trust
Class C
6.13%, 04/29/18	50	52,500
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	50	51,213
2.75%, 11/06/19 (Call 10/06/19)	50	51,441
United Continental Holdings Inc.
6.00%, 12/01/20	15	16,144

Security	Principal (000s)	Value
6.38%, 06/01/18	$20	$21,025
Virgin Australia Holdings Ltd.
7.88%, 10/15/21[a]	50	51,110
8.50%, 11/15/19[a]	50	52,000

		521,404
APPAREL — 0.03%
Nine West Holdings Inc.
8.25%, 03/15/19[a]	25	4,000
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	100	102,905
William Carter Co. (The)
5.25%, 08/15/21 (Call 08/15/17)	50	52,000

		158,905
AUTO MANUFACTURERS — 1.27%
American Honda Finance Corp.
1.50%, 03/13/18	250	250,792
1.65%, 07/12/21	70	69,041
1.70%, 02/22/19	150	150,921
1.70%, 09/09/21	75	74,113
2.25%, 08/15/19	300	306,324
BMW U.S. Capital LLC
1.50%, 04/11/19[a]	250	250,123
1.85%, 09/15/21 (Call 08/15/21)[a]	100	99,006
2.00%, 04/11/21 (Call 03/11/21)[a]	130	130,119
Daimler Finance North America LLC
2.00%, 08/03/18[a]	175	176,177
2.38%, 08/01/18[a]	150	152,036
2.45%, 05/18/20[a]	300	304,876
Fiat Chrysler Automobile NV
4.50%, 04/15/20	320	328,000
Ford Motor Credit Co. LLC
2.24%, 06/15/18	400	402,320
2.46%, 03/27/20	200	200,568
2.60%, 11/04/19	200	202,328
3.20%, 01/15/21	250	255,187
3.34%, 03/18/21	200	205,408
General Motors Co.
3.50%, 10/02/18	200	205,250
General Motors Financial Co. Inc.
2.35%, 10/04/19	200	200,000
3.10%, 01/15/19	340	345,950
3.15%, 01/15/20 (Call 12/15/19)	25	25,406
3.20%, 07/13/20 (Call 06/13/20)	150	152,438

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.70%, 11/24/20 (Call 10/24/20)	$200	$206,500
4.38%, 09/25/21	250	265,312
Harley-Davidson Financial Services Inc.
2.85%, 01/15/21 (Call 12/15/20)[a]	100	103,102
Hyundai Capital America
2.60%, 03/19/20[c]	300	304,123
Nissan Motor Acceptance Corp.
1.55%, 09/13/19[a]	135	134,449
2.00%, 03/08/19[a]	100	100,618
PACCAR Financial Corp.
1.40%, 05/18/18	150	150,453
1.45%, 03/09/18	65	65,193
2.50%, 08/14/20	100	102,329
Toyota Motor Credit Corp.
1.55%, 07/13/18	380	381,524
1.90%, 04/08/21	155	155,501
2.10%, 01/17/19	125	126,803
2.13%, 07/18/19	225	228,618
2.15%, 03/12/20	160	162,490
Volkswagen Group of America Finance LLC
2.13%, 05/23/19[a]	200	200,897
2.40%, 05/22/20[a]	200	201,769

		7,376,064
AUTO PARTS & EQUIPMENT — 0.09%
Accuride Corp.
9.50%, 08/01/18 (Call 12/01/16)	25	24,938
American Axle & Manufacturing Inc.
5.13%, 02/15/19 (Call 12/01/16)	25	25,312
6.25%, 03/15/21 (Call 12/01/16)	50	52,000
Goodyear Tire & Rubber Co. (The)
8.75%, 08/15/20	15	17,963
IHO Verwaltungs GmbH
4.13% (4.88% PIK),
09/15/21 (Call 09/15/18)[a,d]	200	204,750
International Automotive Components Group SA,
9.13%, 06/01/18 (Call 12/01/16)[a]	20	18,950
Titan International Inc.
6.88%, 10/01/20 (Call 12/01/16)	25	24,000
ZF North America Capital Inc.
4.00%, 04/29/20[a,b]	150	157,875

		525,788

Security	Principal (000s)	Value
BANKS — 11.36%
ABN AMRO Bank NV
2.50%, 10/30/18[a]	$500	$507,690
ADCB Finance Cayman Ltd.
2.50%, 03/06/18[c]	400	402,560
Agricultural Bank of China Ltd./New York
2.00%, 05/21/18	250	250,580
Airvessel Finance Holding Ltd.
3.25%, 08/11/19[c]	200	205,490
Akbank TAS
4.00%, 01/24/20[c]	200	197,754
Alfa Bank AO Via Alfa Bond Issuance PLC
7.75%, 04/28/21[c]	200	227,690
ANZ New Zealand Int’l Ltd./London
1.75%, 03/29/18[a]	250	250,469
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	200	200,218
1.50%, 01/16/18	250	250,307
2.25%, 06/13/19	200	202,576
Axis Bank Ltd./Dubai
2.88%, 06/01/21[c]	200	200,406
Banco Bradesco SA/Cayman Islands
6.75%, 09/29/19[c]	100	108,000
Banco do Brasil SA/Cayman Islands
8.50%, 10/29/49[e]	100	102,570
Banco Votorantim SA
7.38%, 01/21/20[c]	100	104,660
Bancolombia SA
6.13%, 07/26/20	100	107,100
Bangkok Bank PCL/Hong Kong
3.30%, 10/03/18[c]	200	205,134
Bank Nederlandse Gemeenten NV
1.00%, 02/12/18[a]	500	499,392
1.38%, 01/28/19[a]	250	250,717
1.75%, 03/24/20[a]	300	303,060
1.88%, 06/11/19[a]	100	101,446
Bank of America Corp.
2.63%, 10/19/20	300	305,022
2.63%, 04/19/21	220	222,977
2.65%, 04/01/19	700	713,650
5.75%, 12/01/17	500	521,960

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.88%, 04/25/18	$300	$322,581
7.63%, 06/01/19	250	285,080
Series L
2.25%, 04/21/20	250	251,177
Bank of America N.A.
1.65%, 03/26/18	500	501,395
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[a,b]	200	218,186
Bank of China Ltd./Hong Kong
2.13%, 06/30/18[c]	200	200,929
Bank of China Ltd./Luxembourg
2.25%, 07/12/21[c]	200	198,937
Bank of India/Jersey
3.13%, 05/06/20[c]	200	199,887
Bank of Montreal
1.35%, 08/28/18	100	99,761
1.40%, 04/10/18	100	100,047
1.45%, 04/09/18 (Call 03/09/18)	300	300,291
1.90%, 08/27/21	100	99,147
Bank of New York Mellon Corp. (The)
1.60%, 05/22/18 (Call 04/22/18)	100	100,458
2.10%, 08/01/18 (Call 07/02/18)	25	25,315
2.10%, 01/15/19 (Call 12/15/18)	50	50,652
2.20%, 03/04/19 (Call 02/02/19)	50	50,821
2.20%, 05/15/19 (Call 04/15/19)	100	101,577
2.45%, 11/27/20 (Call 10/27/20)	190	193,454
2.60%, 08/17/20 (Call 07/17/20)	300	307,974
Series G
2.15%, 02/24/20 (Call 01/24/20)	50	50,548
Bank of Nova Scotia (The)
1.65%, 06/14/19	100	99,937
1.70%, 06/11/18 (Call 05/11/18)	200	200,576
2.05%, 10/30/18	200	201,944
2.05%, 06/05/19	200	201,926
2.35%, 10/21/20	200	202,844
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
2.30%, 03/05/20[a]	200	201,506
2.70%, 09/09/18[a]	200	203,408
Bank Otkritie Financial Corp. OJSC via OFCB Capital PLC
10.00%, 04/26/19[c]	200	214,231

Security	Principal (000s)	Value
Banque Federative du Credit Mutuel SA
2.50%, 04/13/21[a]	$200	$203,678
Barclays PLC
2.75%, 11/08/19	200	201,986
3.20%, 08/10/21	400	403,428
3.25%, 01/12/21	450	455,747
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	50	50,074
2.05%, 06/19/18 (Call 05/15/18)	100	100,961
2.05%, 05/10/21 (Call 04/09/21)	250	250,625
2.25%, 02/01/19 (Call 01/02/19)	160	162,330
2.45%, 01/15/20 (Call 12/15/19)	150	152,978
BBVA Banco Continental SA
3.25%, 04/08/18[c]	100	101,700
BBVA Bancomer SA/Texas
7.25%, 04/22/20[c]	100	110,500
BNP Paribas SA
2.38%, 05/21/20	250	253,030
2.70%, 08/20/18	75	76,349
5.00%, 01/15/21	200	222,366
BPCE SA
2.25%, 01/27/20	250	252,725
Caixa Economica Federal
4.50%, 10/03/18[c]	150	153,030
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)	25	25,031
1.60%, 09/06/19	100	99,833
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	400	406,576
4.75%, 07/15/21	25	27,593
Capital One NA/Mclean VA
2.25%, 09/13/21 (Call 08/13/21)	250	248,668
China CITIC Bank International Ltd.
6.88%, 06/24/20[c]	205	230,943
China Construction Bank Asia Corp. Ltd.
VRN, (5 year CMT + 2.750%)
4.25%, 08/20/24 (Call 08/20/19)[c]	200	207,584
China Construction Bank Corp.
VRN, (5 year CMT + 2.425%)
3.88%, 05/13/25 (Call 05/13/20)[c]	200	204,750

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
China Development Bank Corp.
2.50%, 10/09/20[c]	$200	$203,395
CIT Group Inc.
3.88%, 02/19/19	100	101,531
4.25%, 08/15/17	150	151,920
5.25%, 03/15/18	50	51,783
5.38%, 05/15/20	60	64,125
5.50%, 02/15/19[a]	100	105,250
Citigroup Inc.
1.70%, 04/27/18	200	200,068
1.75%, 05/01/18	325	325,390
1.80%, 02/05/18	50	50,107
2.05%, 12/07/18	300	301,656
2.35%, 08/02/21	100	99,933
2.40%, 02/18/20	130	131,245
2.50%, 07/29/19	250	254,090
2.55%, 04/08/19	350	355,988
2.65%, 10/26/20	100	101,651
2.70%, 03/30/21	100	101,693
Citizens Bank N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	250	253,048
Citizens Financial Group Inc.
2.38%, 07/28/21 (Call 06/28/21)	25	25,036
Commonwealth Bank of Australia/New York NY
1.75%, 11/02/18	250	250,950
2.30%, 03/12/20	250	253,230
2.50%, 09/20/18	400	407,164
Cooperatieve Rabobank UA
4.50%, 01/11/21	25	27,485
VRN, (3 mo. LIBOR US + 10.868%)
1.00%, 12/29/49 (Call 06/30/19)[a]	100	120,490
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	250	253,097
2.50%, 01/19/21	500	510,550
Credit Agricole SA/London
2.50%, 04/15/19[a]	250	254,003
Credit Suisse AG/New York NY
5.40%, 01/14/20	300	324,975
6.00%, 02/15/18	250	262,010
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	100	100,210
3.13%, 12/10/20	300	302,325

Security	Principal (000s)	Value
Deutsche Bank AG
3.13%, 01/13/21	$600	$585,156
Deutsche Bank AG/London
1.88%, 02/13/18	250	246,538
Discover Bank/Greenwood DE
2.60%, 11/13/18 (Call 10/12/18)	250	253,708
DNB Bank ASA
2.38%, 06/02/21[a]	200	202,472
EI Sukuk Co. Ltd.
3.54%, 05/31/21[c]	200	204,000
Emirates NBD PJSC
3.25%, 11/19/19[c]	200	204,774
Export-Import Bank of India
2.75%, 04/01/20[c]	200	201,788
Fifth Third Bancorp.
2.30%, 03/01/19 (Call 01/30/19)	150	151,887
2.88%, 07/27/20 (Call 06/27/20)	100	103,287
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	200	199,304
2.15%, 08/20/18 (Call 07/20/18)	200	201,928
First Gulf Bank PJSC
3.25%, 01/14/19[c]	200	205,016
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	200	201,716
2.55%, 10/23/19	250	254,727
2.60%, 04/23/20 (Call 03/23/20)	225	228,602
2.63%, 01/31/19	180	183,256
2.63%, 04/25/21 (Call 03/25/21)	250	252,670
2.75%, 09/15/20 (Call 08/15/20)	170	173,682
6.15%, 04/01/18	625	663,413
7.50%, 02/15/19	250	281,157
HBOS PLC
6.75%, 05/21/18[a]	200	212,648
HSBC Holdings PLC
2.95%, 05/25/21	250	253,677
3.40%, 03/08/21	350	361,476
HSBC USA Inc.
1.63%, 01/16/18	300	299,892
1.70%, 03/05/18	200	200,070
2.25%, 06/23/19	100	100,646
2.38%, 11/13/19	100	100,865
2.75%, 08/07/20	200	203,146
Huntington Bancshares Inc./OH
2.60%, 08/02/18 (Call 07/02/18)	100	101,298

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Huntington National Bank (The)
2.88%, 08/20/20 (Call 07/20/20)	$250	$255,390
ICICI Bank Ltd./Dubai
3.13%, 08/12/20[c]	200	203,884
4.80%, 05/22/19[c]	200	212,012
IDBI Bank Ltd./DIFC Dubai
4.38%, 03/26/18[c]	200	204,542
Industrial & Commercial Bank of China Ltd.
2.50%, 06/16/21[c]	200	200,629
Industrial & Commercial Bank of China Ltd./Singapore
2.50%, 11/21/17[c]	400	403,071
ING Bank NV
2.00%, 11/26/18[a]	200	200,964
2.45%, 03/16/20[a]	400	406,233
Intesa Sanpaolo SpA
6.50%, 02/24/21[a]	100	112,189
Itau Unibanco Holding SA/Cayman Islands
2.85%, 05/26/18[c]	200	199,500
JPMorgan Chase & Co.
1.80%, 01/25/18	500	501,735
1.85%, 03/22/19 (Call 02/22/19)	250	251,017
2.20%, 10/22/19	250	253,633
2.25%, 01/23/20 (Call 12/23/19)	100	100,802
2.30%, 08/15/21 (Call 08/15/20)	200	200,162
2.35%, 01/28/19	25	25,389
2.55%, 10/29/20 (Call 09/29/20)	200	203,150
2.55%, 03/01/21 (Call 02/01/21)	400	406,064
2.75%, 06/23/20 (Call 05/23/20)	250	255,722
4.63%, 05/10/21	125	137,481
6.30%, 04/23/19	550	609,438
Series H
1.70%, 03/01/18 (Call 02/01/18)	110	110,273
KEB Hana Bank
2.50%, 06/12/19[c]	200	203,810
KeyBank N.A./Cleveland OH
2.35%, 03/08/19	250	253,995
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	250	253,370
2.90%, 09/15/20	75	77,212
KfW
0.88%, 11/16/17[c]	500	499,536

Security	Principal (000s)	Value
1.00%, 01/26/18	$1,010	$1,009,980
1.00%, 06/11/18	200	199,880
1.00%, 07/15/19	200	198,826
1.13%, 08/06/18	153	153,090
1.50%, 02/06/19	145	146,022
1.50%, 04/20/20	120	120,584
1.50%, 06/15/21	120	119,699
1.63%, 03/15/21	500	502,160
1.88%, 04/01/19	120	121,922
1.88%, 06/30/20	1,150	1,169,193
2.75%, 09/08/20	250	262,467
4.88%, 06/17/19	800	875,280
Series G
4.38%, 03/15/18	680	710,920
Korea Development Bank (The)
2.25%, 05/18/20	200	203,062
3.00%, 03/17/19	200	206,753
Landwirtschaftliche Rentenbank
1.63%, 08/18/20[c]	200	201,660
1.75%, 04/15/19	300	303,918
Lloyds Bank PLC
2.40%, 03/17/20	250	252,512
2.70%, 08/17/20	250	255,693
Macquarie Bank Ltd.
2.85%, 07/29/20[a]	250	255,122
Malayan Banking Bhd
VRN, (5 year CMT + 2.600%)
3.25%, 09/20/22 (Call 09/20/17)[c]	200	201,900
Manufacturers & Traders Trust Co.
2.30%, 01/30/19 (Call 12/30/18)	250	253,505
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	250	248,165
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/20[a]	250	254,205
Mizuho Bank Ltd.
2.45%, 04/16/19[a]	400	405,008
2.70%, 10/20/20[a]	250	254,181
Morgan Stanley
2.13%, 04/25/18	200	201,392
2.38%, 07/23/19	500	506,870
2.45%, 02/01/19	215	218,113
2.50%, 01/24/19	500	507,680
2.50%, 04/21/21	320	322,448
2.65%, 01/27/20	400	406,884

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.80%, 06/16/20	$240	$245,654
6.63%, 04/01/18	200	213,522
National Australia Bank Ltd./New York
1.88%, 07/12/21	250	247,800
2.63%, 07/23/20	350	358,369
National Bank of Abu Dhabi PJSC
VRN, (5 year USD Swap + 3.350%)
5.25%, 12/29/49 (Call 06/17/20)[c]	200	204,750
National Savings Bank
8.88%, 09/18/18[c]	200	216,180
Nederlandse Waterschapsbank NV
1.63%, 03/04/20[a]	200	200,923
1.88%, 03/13/19[a]	200	202,662
Nordea Bank AB
1.63%, 05/15/18[a]	200	200,304
2.25%, 05/27/21[a]	200	201,584
2.50%, 09/17/20[a]	200	203,721
NRW Bank
1.38%, 08/20/18[c]	200	200,596
Oesterreichische Kontrollbank AG
1.13%, 05/29/18	325	325,062
1.38%, 02/10/20	150	150,041
1.50%, 10/21/20	325	325,156
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[f]	250	252,045
2.25%, 07/02/19 (Call 06/02/19)[f]	250	254,105
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20[f]	400	440,612
6.70%, 06/10/19[f]	75	84,569
QNB Finance Ltd.
2.13%, 02/14/18[c]	200	200,104
2.75%, 10/31/18[c]	200	202,266
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	250	251,930
Regions Financial Corp.
3.20%, 02/08/21 (Call 01/08/21)	100	103,674
Royal Bank of Canada
1.50%, 07/29/19	250	249,025
2.00%, 12/10/18	400	403,680
2.35%, 10/30/20	200	203,246
2.50%, 01/19/21	100	102,536

Security	Principal (000s)	Value
Royal Bank of Scotland Group PLC
VRN, (3 mo. LIBOR US + 2.320%)
7.64%, 12/31/49 (Call 09/30/17)	$100	$97,000
Royal Bank of Scotland NV (The)
4.65%, 06/04/18	100	102,534
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	325	331,991
Santander UK Group Holdings PLC
2.88%, 08/05/21	200	199,214
3.13%, 01/08/21	40	40,591
Santander UK PLC
2.38%, 03/16/20	300	301,563
2.50%, 03/14/19	100	101,337
3.05%, 08/23/18	100	102,153
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20[a]	500	510,292
Societe Generale SA
2.50%, 04/08/21[a,b]	200	203,607
Standard Chartered PLC
1.70%, 04/17/18[a]	250	249,108
3.05%, 01/15/21[a]	200	205,121
State Bank of India/London
3.62%, 04/17/19[c]	200	206,384
State Street Corp.
1.35%, 05/15/18	50	50,074
2.55%, 08/18/20	95	97,811
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19	250	252,348
2.65%, 07/23/20	250	254,630
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	250	246,545
2.44%, 10/19/21	250	250,980
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	50	50,965
2.90%, 03/03/21 (Call 02/03/21)	250	258,225
Svenska Handelsbanken AB
1.88%, 09/07/21	250	247,643
2.40%, 10/01/20	500	508,570
Swedbank AB
2.65%, 03/10/21[a]	250	256,326
Synovus Financial Corp.
7.88%, 02/15/19	27	29,970
Toronto-Dominion Bank (The)
1.45%, 09/06/18	250	249,857
1.63%, 03/13/18	150	150,570

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
1.75%, 07/23/18	$100	$100,494
1.80%, 07/13/21	250	248,452
2.13%, 07/02/19	150	152,003
2.13%, 04/07/21	200	201,370
2.50%, 12/14/20	50	51,167
2.63%, 09/10/18	100	102,083
Turkiye Garanti Bankasi AS
4.75%, 10/17/19[c]	200	201,902
Turkiye Is Bankasi
5.00%, 04/30/20[c]	200	199,000
Turkiye Vakiflar Bankasi TAO
VRN, (5 year USD Swap + 5.439%)
6.88%, 02/03/25 (Call 02/03/20)[c]	200	197,850
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	200	202,204
2.20%, 04/25/19 (Call 03/25/19)	100	101,726
2.35%, 01/29/21 (Call 12/29/20)	100	102,101
U.S. Bank N.A./Cincinnati OH
1.45%, 01/29/18 (Call 12/29/17)	250	250,672
UBS AG/Stamford CT
1.80%, 03/26/18	250	250,648
2.38%, 08/14/19	250	254,187
UBS Group Funding Jersey Ltd.
3.00%, 04/15/21[a]	250	255,418
UniCredit Luxembourg Finance SA
6.00%, 10/31/17[a]	100	103,028
United Overseas Bank Ltd.
2.50%, 03/18/20[c]	200	204,354
VRN, (5 year USD Swap + 1.995%)
3.75%, 09/19/24 (Call 09/19/19)[c]	200	206,560
Wells Fargo & Co.
1.50%, 01/16/18	350	350,039
2.10%, 07/26/21	100	99,420
2.13%, 04/22/19	200	202,120
2.15%, 01/15/19	600	606,372
2.50%, 03/04/21	100	101,189
2.55%, 12/07/20	500	508,210
2.60%, 07/22/20	200	203,724
5.63%, 12/11/17	125	130,679
Westpac Banking Corp.
1.50%, 12/01/17	200	200,254
1.60%, 08/19/19	250	249,448
1.65%, 05/13/19	150	149,933
2.00%, 08/19/21	250	248,732

Security	Principal (000s)	Value
2.10%, 05/13/21	$250	$249,760
2.25%, 01/17/19	50	50,648
2.60%, 11/23/20	300	306,588
4.88%, 11/19/19	50	54,374
Woori Bank
2.63%, 07/22/20[c]	200	203,092

		65,895,322
BEVERAGES — 0.57%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	225	224,746
1.90%, 02/01/19	300	302,535
2.15%, 02/01/19	100	101,429
2.65%, 02/01/21 (Call 01/01/21)	565	577,656
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	50	55,417
7.75%, 01/15/19	50	56,484
Beverages & More Inc.
10.00%, 11/15/18 (Call 12/01/16)[a]	9	8,685
Coca-Cola Co. (The)
1.55%, 09/01/21	250	247,838
1.65%, 11/01/18	225	227,077
1.88%, 10/27/20	200	202,188
Constellation Brands Inc.
3.88%, 11/15/19	50	52,312
Cott Beverages Inc.
6.75%, 01/01/20 (Call 01/01/17)	50	51,938
Dr Pepper Snapple Group Inc.
2.60%, 01/15/19	100	102,021
DS Services of America Inc.
10.00%, 09/01/21 (Call 09/01/17)[a]	50	55,500
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.50%, 08/15/19 (Call 11/14/16)[a]	45	47,237
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	45	44,831
PepsiCo Inc.
1.35%, 10/04/19	230	230,124
1.85%, 04/30/20 (Call 03/30/20)	50	50,352
2.15%, 10/14/20 (Call 09/14/20)	200	203,644
3.00%, 08/25/21	100	105,299
3.13%, 11/01/20	50	52,691
4.50%, 01/15/20	150	163,487

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
SABMiller PLC
6.50%, 07/15/18[a]	$150	$162,610

		3,326,101
BIOTECHNOLOGY — 0.26%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)	85	83,789
2.20%, 05/22/19 (Call 04/22/19)	255	258,891
5.70%, 02/01/19	200	217,884
Biogen Inc.
2.90%, 09/15/20	200	206,246
Celgene Corp.
2.13%, 08/15/18	275	277,500
2.88%, 08/15/20	150	154,794
Gilead Sciences Inc.
1.85%, 09/04/18	100	100,807
2.55%, 09/01/20	189	193,704

		1,493,615
BUILDING MATERIALS — 0.10%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 12/01/16)	35	33,425
Cemex SAB de CV
7.25%, 01/15/21 (Call 01/15/18)[c]	200	214,940
CRH America Inc.
8.13%, 07/15/18	100	110,316
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)	40	40,960
7.13%, 03/15/20	25	28,625
Norbord Inc.
5.38%, 12/01/20[a]	15	15,694
Standard Industries Inc./NJ
5.13%, 02/15/21 (Call 02/15/18)[a]	50	52,500
USG Corp.
7.88%, 03/30/20 (Call 12/01/16)[a]	25	26,031
9.50%, 01/15/18	50	53,875

		576,366
CHEMICALS — 0.58%
Bluestar Finance Holdings Ltd.
4.38%, 06/11/20[c]	200	210,056
Braskem Finance Ltd.
5.75%, 04/15/21[c]	200	207,440
CF Industries Inc.
7.13%, 05/01/20	50	55,313

Security	Principal (000s)	Value
Dow Chemical Co. (The)
4.25%, 11/15/20 (Call 08/15/20)	$100	$107,869
5.70%, 05/15/18	100	106,159
8.55%, 05/15/19	150	174,622
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	200	203,668
Ecolab Inc.
1.45%, 12/08/17	50	50,032
EI du Pont de Nemours & Co.
3.63%, 01/15/21[b]	50	53,235
4.63%, 01/15/20	250	271,812
6.00%, 07/15/18	125	134,255
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/16)	100	87,500
8.88%, 02/01/18 (Call 12/01/16)	100	95,050
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	50	51,885
Kissner Milling Co. Ltd.
7.25%, 06/01/19 (Call 12/01/16)[a]	18	18,540
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	200	213,720
Momentive Performance Materials Inc.
3.88%, 10/24/21 (Call 12/01/16)	50	44,500
Monsanto Co.
2.13%, 07/15/19	100	100,887
MPM Escrow LLC
8.88%, 10/15/20[g]	45	—
OMNOVA Solutions Inc.
7.88%, 11/01/18 (Call 11/01/16)	25	25,000
Platform Specialty Products Corp.
10.38%, 05/01/21 (Call 05/01/18)[a]	25	27,000
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	100	111,078
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	150	151,914
Praxair Inc.
4.50%, 08/15/19	150	162,132
Rain CII Carbon LLC/CII Carbon Corp.
8.00%, 12/01/18 (Call 12/01/16)[a]	50	49,375
SABIC Capital II BV
2.63%, 10/03/18[c]	200	202,024

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Sinochem Offshore Capital Co. Ltd.
3.25%, 04/29/19[c]	$200	$204,814
TPC Group Inc.
8.75%, 12/15/20 (Call 12/15/16)[a]	50	41,375
Tronox Finance LLC
6.38%, 08/15/20 (Call 12/01/16)	50	44,875
Unifrax I LLC/Unifrax Holding Co.
7.50%, 02/15/19 (Call 12/01/16)[a]	27	25,988
WR Grace & Co.-Conn
5.13%, 10/01/21[a]	100	106,500

		3,338,618
COAL — 0.04%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
12.00%, 11/01/21 (Call 11/01/18)	21	21,263
Korea Resources Corp.
2.25%, 04/19/21[c]	200	200,444

		221,707
COMMERCIAL SERVICES — 0.34%
ADT Corp. (The)
5.25%, 03/15/20	50	53,875
6.25%, 10/15/21	100	109,375
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/16)	50	51,562
8.75%, 12/01/20 (Call 12/01/16)	65	62,887
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	90	92,301
BakerCorp International Inc.
8.25%, 06/01/19 (Call 12/01/16)	9	7,245
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	100	104,468
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[a]	50	44,000
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 12/01/16)[a]	50	52,625
Constellis Holdings LLC/Constellis Finance Corp.
9.75%, 05/15/20 (Call 05/15/17)[a]	35	35,525
Deluxe Corp.
6.00%, 11/15/20 (Call 11/15/16)	20	20,621
DP World Ltd.
3.25%, 05/18/20[c]	200	206,000

Security	Principal (000s)	Value
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)	$55	$55,212
ERAC USA Finance LLC
2.35%, 10/15/19[a]	100	101,293
4.50%, 08/16/21[a]	45	49,406
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	50	42,812
9.75%, 08/01/18 (Call 12/01/16)[a]	31	31,697
Hertz Corp. (The)
5.88%, 10/15/20 (Call 12/01/16)[b]	70	71,925
6.75%, 04/15/19 (Call 12/01/16)	36	36,728
7.38%, 01/15/21 (Call 12/01/16)	50	51,500
iPayment Inc.
9.50%, 12/15/19 (Call 12/01/16)[a]	17	17,569
Laureate Education Inc.
10.00%, 09/01/19 (Call 12/01/16)[a]	50	46,250
Live Nation Entertainment Inc.
7.00%, 09/01/20 (Call 12/01/16)[a]	50	51,910
MasterCard Inc.
2.00%, 04/01/19	75	76,141
Modular Space Corp.
10.25%, 01/31/19 (Call 12/01/16)[a,g]	50	21,500
Monitronics International Inc.
9.13%, 04/01/20 (Call 12/01/16)[b]	50	47,375
Moody’s Corp.
5.50%, 09/01/20	100	112,233
NES Rentals Holdings Inc.
7.88%, 05/01/18 (Call 12/01/16)[a]	35	34,300
RR Donnelley & Sons Co.
7.63%, 06/15/20	50	54,000
7.88%, 03/15/21	25	26,875
S&P Global Inc.
3.30%, 08/14/20 (Call 07/14/20)	35	36,465
Service Corp. International/U.S.
4.50%, 11/15/20 (Call 12/01/16)	15	15,263
7.63%, 10/01/18	25	27,563
Speedy Cash Intermediate Holdings Corp.
10.75%, 05/15/18 (Call 12/01/16)[a]	50	39,625
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	25	26,377

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Western Union Co. (The)
2.88%, 12/10/17	$50	$50,706

		1,965,209
COMPUTERS — 0.74%
Apple Inc.
1.00%, 05/03/18	350	349,433
1.55%, 02/07/20	200	200,264
1.55%, 08/04/21 (Call 07/04/21)	55	54,352
1.70%, 02/22/19	105	105,943
2.00%, 05/06/20	250	253,587
2.10%, 05/06/19	100	101,863
2.25%, 02/23/21 (Call 01/23/21)	345	351,427
2.85%, 05/06/21	50	52,180
Dell Inc.
4.63%, 04/01/21[b]	50	51,544
5.88%, 06/15/19[b]	50	53,562
Dell Technologies Inc.
1.88%, 06/01/18	175	172,578
2.65%, 06/01/20	100	97,280
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19[a]	200	205,414
4.42%, 06/15/21 (Call 05/15/21)[a]	550	575,509
5.88%, 06/15/21 (Call 06/15/18)[a]	100	105,396
DynCorp International Inc. 10.38% (11.88% PIK),
11/30/20 (Call 07/01/17)[d]	45	36,723
Hewlett Packard Enterprise Co.
2.85%, 10/05/18[a]	50	51,188
3.85%, 10/15/20 (Call 09/15/20)[a]	229	240,727
HP Inc.
4.38%, 09/15/21	250	268,750
International Business Machines Corp.
1.25%, 02/08/18	200	200,302
2.25%, 02/19/21	100	102,108
7.63%, 10/15/18	200	223,618
Lenovo Group Ltd.
4.70%, 05/08/19[c]	200	211,151
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)	100	101,250
NetApp Inc.
2.00%, 12/15/17	25	25,126

Security	Principal (000s)	Value
Seagate HDD Cayman
3.75%, 11/15/18	$100	$102,926

		4,294,201
COSMETICS & PERSONAL CARE — 0.11%
Avon Products Inc.
6.50%, 03/01/19	25	26,363
Colgate-Palmolive Co.
1.50%, 11/01/18	25	25,189
1.75%, 03/15/19	25	25,268
Estee Lauder Companies Inc. (The)
1.70%, 05/10/21 (Call 04/10/21)	190	189,343
Procter & Gamble Co. (The)
1.70%, 11/03/21	30	29,938
4.70%, 02/15/19	250	269,060
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/01/16)	50	50,500

		615,661
DISTRIBUTION & WHOLESALE — 0.01%
American Builders & Contractors Supply Co. Inc.
5.63%, 04/15/21 (Call 12/01/16)[a]	50	51,625

		51,625
DIVERSIFIED FINANCIAL SERVICES — 1.86%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19	150	153,937
4.25%, 07/01/20	250	259,375
4.50%, 05/15/21	150	156,000
Air Lease Corp.
2.13%, 01/15/20	45	44,736
3.38%, 01/15/19 (Call 12/15/18)[b]	300	308,511
Aircastle Ltd.
5.13%, 03/15/21	50	53,063
6.25%, 12/01/19	50	54,437
Alliance Data Systems Corp.
5.25%, 12/01/17[a]	50	50,875
5.88%, 11/01/21 (Call 11/01/18)[a]	50	50,375
Ally Financial Inc.
3.25%, 02/13/18	100	100,250
3.60%, 05/21/18	100	100,875
3.75%, 11/18/19	150	150,187
4.13%, 03/30/20	25	25,406
4.25%, 04/15/21	100	101,000

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.75%, 09/10/18	$50	$51,381
8.00%, 12/31/18	50	54,875
8.00%, 03/15/20	58	65,685
American Express Co.
1.55%, 05/22/18	200	200,396
American Express Credit Corp.
1.70%, 10/30/19 (Call 09/30/19)	100	100,146
1.80%, 07/31/18 (Call 06/30/18)	50	50,226
1.88%, 11/05/18 (Call 10/05/18)	35	35,229
2.13%, 03/18/19	100	101,254
2.38%, 05/26/20 (Call 04/25/20)	225	228,715
Series F
2.60%, 09/14/20 (Call 08/14/20)	200	204,548
Ameriprise Financial Inc.
5.30%, 03/15/20	100	110,601
Azure Orbit II International Finance Ltd.
3.38%, 04/25/19[c]	400	413,357
BOC Aviation Ltd.
3.00%, 03/30/20[c]	200	203,315
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.
7.75%, 02/15/18 (Call 12/01/16)[a]	25	25,000
CCBL Cayman 1 Corp. Ltd.
2.75%, 05/31/21[c]	200	201,291
Charles Schwab Corp. (The)
4.45%, 07/22/20	250	273,270
Charming Light Investments Ltd.
2.38%, 08/30/21[c]	200	197,605
China Cinda Finance 2015 I Ltd.
3.13%, 04/23/20[c]	200	203,417
CITIC Securities Finance MTN Co. Ltd.
3.50%, 10/30/19[c]	200	207,968
Consolidated Energy Finance SA
6.75%, 10/15/19 (Call 12/01/16)[a]	200	200,000
Creditcorp
12.00%, 07/15/18 (Call 12/01/16)[a]	25	11,875
Enova International Inc.
9.75%, 06/01/21 (Call 06/01/17)	50	46,875
FBM Finance Inc.
8.25%, 08/15/21 (Call 08/15/18)[a]	50	52,250

Security	Principal (000s)	Value
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	$400	$407,712
Haitong International Finance Holdings 2015 Ltd.
3.50%, 04/21/20[c]	200	205,651
HSBC Finance Corp.
6.68%, 01/15/21	100	114,143
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/16)	150	149,325
6.00%, 08/01/20 (Call 02/01/17)	100	98,250
ICBCIL Finance Co. Ltd.
3.20%, 11/10/20[c]	200	204,595
Intercontinental Exchange Inc.
2.50%, 10/15/18	300	306,117
2.75%, 12/01/20 (Call 11/01/20)	40	41,242
International Lease Finance Corp.
6.25%, 05/15/19	150	162,375
8.25%, 12/15/20	100	118,750
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
12.13%, 09/01/18 (Call 12/01/16)[a]	25	25,906
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.50%, 04/15/21 (Call 10/15/17)[a]	200	195,500
Jefferies Group LLC
5.13%, 04/13/18	125	130,215
6.88%, 04/15/21	100	116,012
KCG Holdings Inc.
6.88%, 03/15/20 (Call 03/15/17)[a]	50	48,875
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
7.38%, 10/01/17 (Call 04/01/17)	25	25,344
LeasePlan Corp. NV
2.88%, 01/22/19[a]	200	201,786
Macquarie Group Ltd.
3.00%, 12/03/18[a]	200	204,300
Nasdaq Inc.
5.25%, 01/16/18	250	260,560
5.55%, 01/15/20	100	110,474
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	100	100,124

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.15%, 02/01/19 (Call 01/01/19)	$100	$101,561
2.30%, 11/01/20 (Call 10/01/20)	100	101,554
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/16)	50	50,594
7.88%, 10/01/20 (Call 12/01/16)	50	51,000
9.63%, 05/01/19 (Call 12/01/16)	35	36,663
Navient Corp.
4.88%, 06/17/19[b]	50	50,438
5.00%, 10/26/20	50	49,375
5.50%, 01/15/19	75	76,500
5.88%, 03/25/21	10	10,013
6.63%, 07/26/21	75	75,562
8.00%, 03/25/20	100	108,500
8.45%, 06/15/18	150	162,232
Series A
5.00%, 06/15/18 (Call 12/15/16)	16	15,960
NewStar Financial Inc.
7.25%, 05/01/20 (Call 05/01/17)	25	25,000
Nomura Holdings Inc.
2.75%, 03/19/19	50	50,947
Ocwen Financial Corp.
6.63%, 05/15/19 (Call 12/01/16)	25	23,750
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/15/16)[a]	50	51,750
Oxford Finance LLC/Oxford Finance Co-Issuer Inc.
7.25%, 01/15/18 (Call 11/18/16)[a]	25	25,250
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[c]	200	224,750
Protective Life Global Funding
2.00%, 09/14/21 [a]	250	247,655
Springleaf Finance Corp.
6.90%, 12/15/17	200	209,500
7.75%, 10/01/21[b]	100	104,190
Synchrony Financial
2.60%, 01/15/19 (Call 12/15/18)	70	70,764
3.00%, 08/15/19 (Call 07/15/19)	250	255,193
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 12/01/16)[a]	15	11,250
USAA Capital Corp.
2.00%, 06/01/21[a]	150	150,441

Security	Principal (000s)	Value
Visa Inc.
1.20%, 12/14/17	$230	$230,366
2.20%, 12/14/20 (Call 11/14/20)	145	147,777

		10,794,097
ELECTRIC — 1.59%
Abu Dhabi National Energy Co. PJSC
2.50%, 01/12/18[a]	200	201,008
AES Corp./VA
7.38%, 07/01/21 (Call 06/01/21)	50	56,375
8.00%, 06/01/20[b]	50	58,625
Ameren Corp.
2.70%, 11/15/20 (Call 10/15/20)	100	102,560
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	300	300,768
Arizona Public Service Co.
2.20%, 01/15/20 (Call 12/15/19)	100	101,310
8.75%, 03/01/19	50	58,037
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	100	101,825
5.75%, 04/01/18	25	26,525
Black Hills Corp.
2.50%, 01/11/19	100	101,249
CenterPoint Energy Houston Electric LLC
1.85%, 06/01/21 (Call 05/01/21)	150	149,527
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[c]	200	199,750
6.88%, 07/30/19[c]	100	105,000
CMS Energy Corp.
5.05%, 02/15/18	150	156,477
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	100	101,201
5.80%, 03/15/18	100	106,064
Consolidated Edison Inc.
2.00%, 05/15/21 (Call 04/15/21)	250	250,680
Consumers Energy Co.
6.13%, 03/15/19	250	276,580
DEWA Sukuk 2013 Ltd.
3.00%, 03/05/18[c]	200	202,796
Dominion Resources Inc./VA
1.90%, 06/15/18	118	118,455
2.96%, 07/01/19[h]	105	107,456

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series B
1.60%, 08/15/19	$75	$74,852
DPL Inc.
6.75%, 10/01/19 (Call 09/01/19)	15	15,563
7.25%, 10/15/21 (Call 07/15/21)	110	114,812
DTE Energy Co.
1.50%, 10/01/19	175	174,095
Duke Energy Corp.
5.05%, 09/15/19	75	81,929
Dynegy Inc.
6.75%, 11/01/19 (Call 05/01/17)	180	182,176
E.ON International Finance BV
5.80%, 04/30/18[a]	100	105,712
EDP Finance BV
4.90%, 10/01/19[a]	100	105,849
Electricite de France SA
2.15%, 01/22/19[a]	300	303,347
2.35%, 10/13/20 (Call 09/13/20)[a]	100	101,611
6.50%, 01/26/19[a]	75	82,908
Emera U.S. Finance LP
2.15%, 06/15/19[a]	25	25,192
Entergy Texas Inc.
7.13%, 02/01/19	150	167,026
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[c]	200	201,000
Eversource Energy
2.50%, 03/15/21 (Call 02/15/21)	200	203,188
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	100	101,028
2.85%, 06/15/20 (Call 05/15/20)	375	385,579
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	100	102,631
Florida Power & Light Co.
5.55%, 11/01/17	25	26,076
Fortis Inc.
2.10%, 10/04/21 (Call 09/04/21)[a]	165	163,890
GenOn Energy Inc.
9.50%, 10/15/18	50	40,125
Georgia Power Co.
1.95%, 12/01/18	100	101,212
Israel Electric Corp. Ltd.
9.38%, 01/28/20[c]	200	240,816
Jersey Central Power & Light Co.
7.35%, 02/01/19	100	110,849

Security	Principal (000s)	Value
Korea East-West Power Co. Ltd.
2.63%, 11/27/18[c]	$200	$203,655
Majapahit Holding BV
7.75%, 01/20/20[c]	200	229,000
Nevada Power Co.
6.50%, 08/01/18	100	108,581
7.13%, 03/15/19	30	33,928
NextEra Energy Capital Holdings Inc.
1.65%, 09/01/18	45	45,106
2.30%, 04/01/19	115	116,607
NiSource Finance Corp.
6.40%, 03/15/18	10	10,633
Northern States Power Co./MN
2.20%, 08/15/20 (Call 07/15/20)	30	30,657
NRG Energy Inc.
7.88%, 05/15/21 (Call 12/01/16)	45	47,025
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	100	105,987
5.63%, 11/30/17	25	26,136
8.25%, 10/15/18	100	112,402
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	75	76,165
PPL Capital Funding Inc.
1.90%, 06/01/18 (Call 05/01/18)	75	75,194
Progress Energy Inc.
7.05%, 03/15/19	400	449,080
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	125	127,619
Public Service Electric & Gas Co.
2.30%, 09/15/18 (Call 08/15/18)	100	101,593
Southern Co. (The)
1.85%, 07/01/19	50	50,224
2.35%, 07/01/21 (Call 06/01/21)	220	221,918
2.45%, 09/01/18	100	101,767
2.75%, 06/15/20 (Call 05/15/20)	150	154,069
Southern Power Co.
1.85%, 12/01/17	25	25,121
Southwestern Public Service Co. Series G
8.75%, 12/01/18	150	171,373
State Grid Overseas Investment 2014 Ltd.
2.75%, 05/07/19[c]	200	204,858

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 12/01/16)[a]	$75	$71,250
6.50%, 05/01/18	50	51,875
WEC Energy Group Inc.
2.45%, 06/15/20 (Call 05/15/20)	45	45,795
Wisconsin Electric Power Co.
1.70%, 06/15/18 (Call 05/15/18)	25	25,186
Wisconsin Public Service Corp.
1.65%, 12/04/18	100	100,392

		9,216,930
ELECTRICAL COMPONENTS & EQUIPMENT — 0.00%
Artesyn Embedded Technologies Inc.
9.75%, 10/15/20 (Call 12/01/16)[a]	20	17,700
GrafTech International Ltd.
6.38%, 11/15/20 (Call 12/01/16)	9	6,840

		24,540
ELECTRONICS — 0.21%
Corning Inc.
1.50%, 05/08/18	40	39,878
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)[a]	165	165,576
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	100	99,760
5.00%, 02/15/19	125	135,323
5.30%, 03/01/18	100	105,413
Jabil Circuit Inc.
8.25%, 03/15/18	125	135,625
Kemet Corp.
10.50%, 05/01/18 (Call 12/01/16)	25	25,062
Koninklijke Philips NV
5.75%, 03/11/18	20	21,139
Real Alloy Holding Inc.
10.00%, 01/15/19 (Call 01/15/18)[a]	27	27,270
Rexel SA
5.25%, 06/15/20 (Call 12/01/16)[a]	200	206,500
Sanmina Corp.
4.38%, 06/01/19[a]	27	28,147
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	250	254,140

		1,243,833
ENGINEERING & CONSTRUCTION — 0.05%
CSCEC Finance Cayman II Ltd.
2.70%, 06/14/21[c]	200	201,489

Security	Principal (000s)	Value
Michael Baker International LLC/CDL Acquisition Co. Inc.
8.25%, 10/15/18 (Call 12/01/16)[a]	$50	$50,000
Tutor Perini Corp.
7.63%, 11/01/18 (Call 12/01/16)	36	35,982

		287,471
ENTERTAINMENT — 0.11%
Gibson Brands Inc.
8.88%, 08/01/18 (Call 12/01/16)[a]	25	18,438
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	100	103,875
4.88%, 11/01/20 (Call 08/01/20)	50	53,312
Greektown Holdings LLC/Greektown Mothership Corp.
8.88%, 03/15/19 (Call 12/01/16)[a]	50	52,875
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a]	200	211,750
Lions Gate Entertainment Corp.
5.25%, 08/01/18	32	33,600
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 08/15/21 (Call 08/15/18)[a]	25	25,812
Scientific Games Corp.
8.13%, 09/15/18 (Call 12/01/16)[b]	100	100,750
Scientific Games International Inc.
6.25%, 09/01/20 (Call 12/01/16)	9	7,549
Six Flags Entertainment Corp.
5.25%, 01/15/21 (Call 12/01/16)[a]	50	51,500

		659,461
ENVIRONMENTAL CONTROL — 0.08%
Advanced Disposal Services Inc.
8.25%, 10/01/20 (Call 12/01/16)	50	52,250
Clean Harbors Inc.
5.25%, 08/01/20 (Call 12/01/16)	50	51,000
Covanta Holding Corp.
7.25%, 12/01/20 (Call 12/01/16)	50	51,313
GFL Environmental Inc.
9.88%, 02/01/21 (Call 02/01/18)[a]	50	54,750
Republic Services Inc.
5.50%, 09/15/19	150	165,799
Waste Management Inc.
6.10%, 03/15/18	100	106,375

		481,487

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FOOD — 0.54%
Aramark Services Inc.
5.75%, 03/15/20 (Call 12/01/16)	$3	$3,086
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 12/01/16)[a]	76	65,930
Bumble Bee Holdings Inc.
9.00%, 12/15/17 (Call 12/01/16)[a]	25	24,969
Dole Food Co. Inc.
7.25%, 05/01/19 (Call 12/01/16)[a]	25	25,344
General Mills Inc.
2.20%, 10/21/19	225	229,068
JBS Investments GmbH
7.75%, 10/28/20 (Call 10/28/17)[c]	200	208,500
JBS USA LUX SA/JBS USA Finance Inc.
8.25%, 02/01/20 (Call 12/01/16)[a]	50	51,375
JM Smucker Co. (The)
2.50%, 03/15/20	100	101,963
Kellogg Co.
3.25%, 05/21/18	50	51,348
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	275	282,840
5.38%, 02/10/20	50	55,236
Kroger Co. (The)
1.50%, 09/30/19	100	99,521
2.30%, 01/15/19 (Call 12/15/18)	50	50,737
2.60%, 02/01/21 (Call 01/01/21)	250	254,745
Marfrig Holdings Europe BV
6.88%, 06/24/19 (Call 06/24/17)[c]	200	206,500
Mondelez International Inc.
6.13%, 02/01/18	200	210,808
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp.
4.88%, 05/01/21 (Call 12/01/16)	25	25,688
Safeway Inc.
5.00%, 08/15/19	18	18,450
Shearer’s Foods LLC/Chip Finance Corp.
9.00%, 11/01/19 (Call 12/01/16)[a]	25	26,125
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 12/01/16)[a]	45	45,337
Sysco Corp.
1.90%, 04/01/19	35	35,204

Security	Principal (000s)	Value
2.60%, 10/01/20 (Call 09/01/20)	$200	$204,876
Tesco PLC
5.50%, 11/15/17[a]	100	103,336
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	150	153,187
Unilever Capital Corp.
1.38%, 07/28/21	100	98,401
2.10%, 07/30/20	100	101,765
2.20%, 03/06/19	100	102,056
Wells Enterprises Inc.
6.75%, 02/01/20 (Call 12/01/16)[a]	6	6,188
Wm Wrigley Jr Co.
3.38%, 10/21/20 (Call 09/21/20)[a]	100	104,926
Woolworths Ltd.
4.00%, 09/22/20[a]	150	156,856

		3,104,365
FOREST PRODUCTS & PAPER — 0.04%
Georgia-Pacific LLC
2.54%, 11/15/19 (Call 10/15/19)[a]	100	102,003
International Paper Co.
7.95%, 06/15/18	74	81,194
PH Glatfelter Co.
5.38%, 10/15/20 (Call 12/01/16)	12	12,240
Tembec Industries Inc.
9.00%, 12/15/19 (Call 12/01/16)[a]	25	19,875

		215,312
GAS — 0.07%
Dominion Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	70	72,053
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	25	24,750
Sabine Pass LNG LP
6.50%, 11/01/20 (Call 11/30/16)	42	43,507
Sempra Energy
1.63%, 10/07/19	65	64,952
2.40%, 03/15/20 (Call 02/15/20)	100	101,414
6.15%, 06/15/18	25	26,744
9.80%, 02/15/19	50	58,854

		392,274
HAND & MACHINE TOOLS — 0.03%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 12/01/16)[a]	25	22,813

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	$100	$100,128
Milacron LLC/Mcron Finance Corp.
7.75%, 02/15/21 (Call 12/01/16)[a]	25	25,562

		148,503
HEALTH CARE – PRODUCTS — 0.48%
Abbott Laboratories
2.00%, 03/15/20	165	165,858
Alere Inc.
6.50%, 06/15/20 (Call 12/01/16)	50	50,645
7.25%, 07/01/18 (Call 12/01/16)	50	50,875
Baxter International Inc.
1.70%, 08/15/21 (Call 07/15/21)	125	123,116
Becton Dickinson and Co.
1.80%, 12/15/17	450	452,034
Boston Scientific Corp.
2.65%, 10/01/18	50	50,916
2.85%, 05/15/20	150	153,803
CR Bard Inc.
1.38%, 01/15/18	50	49,990
Danaher Corp.
1.65%, 09/15/18	275	276,763
DJO Finance LLC/DJO Finance Corp.
10.75%, 04/15/20 (Call 11/16/16)	50	42,750
DJO Finco Inc./DJO Finance LLC/ DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	50	45,875
Edwards Lifesciences Corp.
2.88%, 10/15/18	50	51,112
Kinetic Concepts Inc./KCI USA Inc.
9.63%, 10/01/21 (Call 10/01/18)[a]	100	96,625
12.50%, 11/01/21 (Call 05/01/19)[a]	100	96,500
Life Technologies Corp.
6.00%, 03/01/20	50	55,512
Mallinckrodt International Finance SA
3.50%, 04/15/18	25	24,813
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	50	50,188
Medtronic Inc.
1.50%, 03/15/18	300	300,978
2.50%, 03/15/20	200	205,174
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	50	51,085

Security	Principal (000s)	Value
Stryker Corp.
2.00%, 03/08/19	$100	$100,964
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 12/01/16)	50	48,000
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	35	35,168
2.70%, 04/01/20 (Call 03/01/20)	200	203,066

		2,781,810
HEALTH CARE – SERVICES — 0.73%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	250	250,465
1.90%, 06/07/19	100	100,698
2.20%, 03/15/19 (Call 02/15/19)	50	50,601
2.40%, 06/15/21 (Call 05/15/21)	250	252,700
Amsurg Corp.
5.63%, 11/30/20 (Call 12/01/16)	25	25,625
Anthem Inc.
1.88%, 01/15/18	350	351,158
2.25%, 08/15/19	100	100,973
2.30%, 07/15/18	50	50,531
4.35%, 08/15/20	100	107,764
Centene Corp.
5.63%, 02/15/21 (Call 02/15/18)	95	99,656
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 12/01/16)	11	10,904
5.13%, 08/01/21 (Call 02/01/17)	50	46,625
7.13%, 07/15/20 (Call 07/15/17)[b]	100	80,750
8.00%, 11/15/19 (Call 12/01/16)[b]	150	132,000
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a]	50	52,000
5.63%, 07/31/19[a]	45	48,712
6.50%, 09/15/18[a]	50	53,875
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[a]	100	111,750
HCA Holdings Inc.
6.25%, 02/15/21	100	107,875
HCA Inc.
3.75%, 03/15/19	100	102,250
4.25%, 10/15/19	50	51,875
6.50%, 02/15/20	176	194,920
8.00%, 10/01/18	50	55,437

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Humana Inc.
6.30%, 08/01/18	$25	$26,959
IASIS Healthcare LLC/IASIS Capital Corp.
8.38%, 05/15/19 (Call 12/01/16)	50	47,625
Kindred Healthcare Inc.
8.00%, 01/15/20	50	49,500
Laboratory Corp. of America Holdings
2.63%, 02/01/20	100	101,517
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	100	101,673
Roche Holdings Inc.
2.25%, 09/30/19 (Call 08/30/19)[a]	200	204,270
Select Medical Corp.
6.38%, 06/01/21 (Call 12/01/16)	50	49,375
Surgery Center Holdings Inc.
8.88%, 04/15/21 (Call 04/15/18)[a]	50	53,250
Tenet Healthcare Corp.
4.38%, 10/01/21	50	49,750
5.00%, 03/01/19	50	48,485
5.50%, 03/01/19	200	195,500
6.00%, 10/01/20	100	105,338
6.75%, 02/01/20	29	28,420
8.00%, 08/01/20 (Call 12/01/16)	50	49,500
UnitedHealth Group Inc.
2.13%, 03/15/21	25	25,212
2.30%, 12/15/19	25	25,532
2.70%, 07/15/20	450	464,148
6.00%, 02/15/18	95	100,566
Universal Health Services Inc.
3.75%, 08/01/19[a]	25	25,938
WellCare Health Plans Inc.
5.75%, 11/15/20 (Call 12/01/16)	50	51,500

		4,243,202
HOLDING COMPANIES – DIVERSIFIED — 0.24%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	100	102,813
HRG Group Inc.
7.88%, 07/15/19 (Call 12/01/16)	50	52,375
Huarong Finance II Co. Ltd.
4.50%, 01/16/20[c]	400	421,227
Hutchison Whampoa International 09/19 Ltd.
5.75%, 09/11/19[a]	200	221,625

Security	Principal (000s)	Value
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	$250	$251,450
Noble Group Ltd.
6.75%, 01/29/20[a]	100	83,500
WaveDivision Escrow LLC/ WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 12/01/16)[a]	37	38,573
Wharf Finance Ltd.
3.50%, 01/23/19[c]	200	206,272

		1,377,835
HOME BUILDERS — 0.16%
Beazer Homes USA Inc.
5.75%, 06/15/19 (Call 03/15/19)	50	51,625
9.13%, 05/15/19 (Call 11/15/16)	6	6,008
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/16)[a]	50	51,500
CalAtlantic Group Inc.
6.63%, 05/01/20	15	16,763
8.38%, 05/15/18	50	54,500
8.38%, 01/15/21	25	29,688
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	50	51,500
4.00%, 02/15/20	25	26,031
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 12/01/16)[a]	50	45,000
9.13%, 11/15/20 (Call 12/01/16)[a]	15	10,050
KB Home
4.75%, 05/15/19 (Call 02/15/19)	100	102,250
9.10%, 09/15/17	26	27,300
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	50	52,375
4.50%, 11/15/19 (Call 08/15/19)	25	26,344
4.75%, 04/01/21 (Call 02/01/21)	45	47,672
6.95%, 06/01/18	25	26,625
Mattamy Group Corp.
6.50%, 11/15/20 (Call 12/01/16)[a]	50	49,875
Meritage Homes Corp.
7.15%, 04/15/20	25	27,750
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	50	52,500
Taylor Morrison Communities Inc./ Monarch Communities Inc.
5.25%, 04/15/21 (Call 12/01/16)[a]	50	51,250

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Toll Brothers Finance Corp.
8.91%, 10/15/17	$50	$53,187
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	33	33,742
William Lyon Homes Inc.
8.50%, 11/15/20 (Call 12/01/16)	50	52,375

		945,910
HOUSEHOLD PRODUCTS & WARES — 0.09%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)	50	52,625
Church & Dwight Co. Inc.
2.45%, 12/15/19 (Call 11/15/19)	50	50,758
Kimberly-Clark Corp.
1.40%, 02/15/19	55	55,240
2.15%, 08/15/20	85	86,895
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/16)	150	153,942
8.25%, 02/15/21 (Call 12/01/16)	100	104,475

		503,935
HOUSEWARES — 0.06%
Newell Brands Inc.
2.15%, 10/15/18	75	75,876
2.60%, 03/29/19	250	255,143
3.15%, 04/01/21 (Call 03/01/21)	30	31,195

		362,214
INSURANCE — 0.91%
Aflac Inc.
2.40%, 03/16/20	100	102,276
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	250	253,695
3.30%, 03/01/21 (Call 02/01/21)	350	365,988
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	600	604,764
5.40%, 05/15/18	200	212,434
China Life Insurance Co. Ltd.
VRN, (5 year CMT + 2.294%)
4.00%, 07/03/75 (Call 07/03/20)[c]	200	200,992
CNA Financial Corp.
5.88%, 08/15/20	75	84,203
CNO Financial Group Inc.
4.50%, 05/30/20	50	51,312

Security	Principal (000s)	Value
Genworth Holdings Inc.
6.52%, 05/22/18	$50	$50,438
7.20%, 02/15/21	25	23,188
7.63%, 09/24/21	100	93,750
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	100	111,035
6.00%, 01/15/19	100	108,298
Hub Holdings LLC/Hub Holdings Finance Inc.
8.13% (8.88% PIK), 07/15/19 (Call 12/01/16)[a,d]	50	48,750
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/16)[a]	50	51,110
Jackson National Life Global Funding
2.60%, 12/09/20[a]	200	204,303
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	200	202,530
MassMutual Global Funding II
2.45%, 11/23/20[a]	250	255,944
MetLife Inc.
1.76%, 12/15/17	100	100,250
Metropolitan Life Global Funding I
1.88%, 06/22/18[a]	250	251,753
1.95%, 12/03/18[a]	150	151,532
1.95%, 09/15/21[a]	250	248,949
2.50%, 12/03/20[a]	150	153,014
New York Life Global Funding
1.55%, 11/02/18[a]	194	194,443
2.15%, 06/18/19[a]	150	152,627
Pricoa Global Funding I
1.90%, 09/21/18[a]	300	302,520
Principal Financial Group Inc.
1.85%, 11/15/17	100	100,407
Principal Life Global Funding II
2.63%, 11/19/20[a]	100	101,777
Prudential Financial Inc.
Series D
6.00%, 12/01/17	48	50,289
Radian Group Inc.
5.25%, 06/15/20	50	52,562
Reliance Standard Life Global Funding II
2.38%, 05/04/20[a]	100	100,447

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Travelers Companies Inc. (The)
5.80%, 05/15/18	$50	$53,304
USI Inc./NY
7.75%, 01/15/21 (Call 12/01/16)[a]	50	50,500
Voya Financial Inc.
2.90%, 02/15/18	77	78,251
WR Berkley Corp.
7.38%, 09/15/19	100	113,655
XLIT Ltd.
2.30%, 12/15/18	25	25,267

		5,306,557
INTERNET — 0.21%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	200	202,962
Amazon.com Inc.
1.20%, 11/29/17	125	125,151
2.60%, 12/05/19 (Call 11/05/19)	75	77,474
Baidu Inc.
3.00%, 06/30/20	200	204,801
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	150	151,446
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)	50	51,750
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 12/01/16)	44	44,440
j2 Cloud Services Inc.
8.00%, 08/01/20 (Call 12/01/16)	25	26,000
Mood Media Corp.
9.25%, 10/15/20 (Call 12/01/16)[a]	25	18,875
Symantec Corp.
4.20%, 09/15/20	100	104,560
Tencent Holdings Ltd.
3.38%, 05/02/19[c]	200	206,890

		1,214,349
IRON & STEEL — 0.38%
AK Steel Corp.
7.63%, 05/15/20 (Call 12/01/16)	50	50,250
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	50	46,250
ArcelorMittal
6.25%, 08/05/20	25	27,188
6.50%, 03/01/21	100	109,750
10.85%, 06/01/19	25	29,938

Security	Principal (000s)	Value
BlueScope Steel Finance Ltd./ BlueScope Steel Finance USA LLC
6.50%, 05/15/21 (Call 05/15/18)[a]	$50	$52,755
7.13%, 05/01/18 (Call 11/21/16)[a]	18	18,360
CITIC Ltd.
6.38%, 04/10/20[c]	200	225,869
VRN, (5 year CMT + 7.816%)
8.63%, 05/29/49 (Call 11/22/18)[c]	200	223,015
Cliffs Natural Resources Inc.
7.75%, 03/31/20 (Call 03/31/17)[a]	25	24,000
8.00%, 09/30/20 (Call 09/30/17)[a]	50	50,000
8.25%, 03/31/20 (Call 03/31/18)[a]	50	54,312
Commercial Metals Co.
7.35%, 08/15/18	25	26,875
CSN Islands XI Corp.
6.88%, 09/21/19[c]	100	80,687
Evraz Group SA
6.50%, 04/22/20[c]	200	205,498
Evraz Inc. N.A. Canada
7.50%, 11/15/19 (Call 05/15/17)[a]	25	25,219
Gerdau Trade Inc.
5.75%, 01/30/21[c]	100	103,000
Metalloinvest Finance DAC
5.63%, 04/17/20[c]	200	208,000
Severstal OAO Via Steel Capital SA
4.45%, 03/19/18[c]	200	204,199
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)	50	52,125
6.13%, 08/15/19 (Call 12/01/16)	50	51,750
U.S. Steel Corp.
6.88%, 04/01/21 (Call 04/01/17)	41	40,500
7.38%, 04/01/20[b]	25	24,875
8.38%, 07/01/21 (Call 07/01/18)[a]	50	53,125
Vale Overseas Ltd.
4.63%, 09/15/20[b]	200	206,750

		2,194,290
LEISURE TIME — 0.04%
Carnival Corp.
3.95%, 10/15/20	100	107,394
NCL Corp. Ltd.
4.63%, 11/15/20 (Call 11/15/17)[a]	50	50,625
5.25%, 11/15/19 (Call 12/01/16)[a]	50	50,750

		208,769

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
LODGING — 0.10%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/16)	$50	$51,875
Marriott International Inc./MD
2.88%, 03/01/21 (Call 02/01/21)	80	82,155
MCE Finance Ltd.
5.00%, 02/15/21 (Call 12/01/16)[a]	200	199,985
MGM Resorts International
5.25%, 03/31/20[b]	50	53,125
6.75%, 10/01/20	75	83,250
8.63%, 02/01/19	100	112,187
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	25	25,215

		607,792
MACHINERY — 0.46%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 12/01/16)[a]	50	43,625
Briggs & Stratton Corp.
6.88%, 12/15/20	14	15,505
Case New Holland Industrial Inc.
7.88%, 12/01/17[b]	59	62,466
Caterpillar Financial Services Corp.
1.35%, 05/18/19	150	149,083
2.10%, 06/09/19	100	101,388
2.50%, 11/13/20	250	256,018
7.15%, 02/15/19	200	225,024
Cleaver-Brooks Inc.
8.75%, 12/15/19 (Call 12/01/16)[a]	15	15,675
CNH Industrial Capital LLC
3.38%, 07/15/19	100	100,938
3.63%, 04/15/18	100	100,875
3.88%, 07/16/18	100	100,875
3.88%, 10/15/21	100	99,250
4.88%, 04/01/21[b]	50	51,875
Gardner Denver Inc.
6.88%, 08/15/21 (Call 12/01/16)[a]	50	49,000
John Deere Capital Corp.
1.25%, 10/09/19	100	99,149
1.30%, 03/12/18	100	100,025
1.70%, 01/15/20	50	49,921
1.95%, 12/13/18	300	303,219
2.05%, 03/10/20	100	100,906

Security	Principal (000s)	Value
2.38%, 07/14/20	$80	$81,641
5.75%, 09/10/18	25	26,971
Series 0014
2.45%, 09/11/20	100	102,259
Roper Technologies Inc.
2.05%, 10/01/18	300	302,772
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 12/01/16)[a]	50	42,500
Terex Corp.
6.00%, 05/15/21 (Call 12/01/16)	50	50,875
6.50%, 04/01/20 (Call 12/01/16)	15	15,300
Xerium Technologies Inc.
9.50%, 08/15/21 (Call 08/15/18)[a]	25	25,375

		2,672,510
MANUFACTURING — 0.50%
3M Co.
1.63%, 06/15/19	150	151,188
2.00%, 08/07/20	100	101,669
Airgas Inc.
3.05%, 08/01/20 (Call 07/01/20)	70	72,957
Bombardier Inc.
4.75%, 04/15/19[a]	50	49,750
5.50%, 09/15/18[a]	55	56,692
7.50%, 03/15/18[a]	50	52,969
7.75%, 03/15/20[a]	50	50,750
Eaton Corp.
1.50%, 11/02/17	200	200,496
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	200	203,806
4.38%, 09/16/20	150	164,814
4.65%, 10/17/21	100	113,172
5.25%, 12/06/17	325	339,469
5.50%, 01/08/20	100	111,897
5.63%, 05/01/18	375	399,559
Harsco Corp.
5.75%, 05/15/18	50	53,250
Koppers Inc.
7.88%, 12/01/19 (Call 12/01/16)	33	33,495
LSB Industries Inc.
8.50%, 08/01/19 (Call 12/01/16)[h]	22	20,460
Pentair Finance SA
3.63%, 09/15/20 (Call 08/15/20)	100	103,482
Siemens Financieringsmaatschappij NV
1.45%, 05/25/18[a]	250	251,056

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
1.70%, 09/15/21[a]	$250	$246,292
Techniplas LLC
10.00%, 05/01/20 (Call 11/01/17)[a]	31	26,273
Tyco Electronics Group SA
2.38%, 12/17/18 (Call 11/17/18)	60	60,871

		2,864,367
MEDIA — 0.87%
21st Century Fox America Inc.
6.90%, 03/01/19	200	223,370
Cablevision Systems Corp.
7.75%, 04/15/18	50	52,687
8.00%, 04/15/20	50	53,000
8.63%, 09/15/17	50	52,250
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	100	101,235
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%, 09/15/20 (Call 12/01/16)[a]	100	103,000
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)[a]	100	103,689
Clear Channel Worldwide Holdings Inc.
Series B
7.63%, 03/15/20 (Call 12/01/16)	125	120,937
Comcast Corp.
5.70%, 05/15/18	325	346,652
5.70%, 07/01/19	100	110,913
6.30%, 11/15/17	75	78,883
Cox Communications Inc.
9.38%, 01/15/19[a]	50	57,431
CSC Holdings LLC
7.63%, 07/15/18	50	53,625
Cumulus Media Holdings Inc.
7.75%, 05/01/19 (Call 12/01/16)	25	10,375
Discovery Communications LLC
5.05%, 06/01/20	125	136,527
DISH DBS Corp.
4.25%, 04/01/18	50	51,188
5.13%, 05/01/20	50	51,750
6.75%, 06/01/21	150	161,157
7.88%, 09/01/19	100	111,500

Security	Principal (000s)	Value
Graham Holdings Co.
7.25%, 02/01/19	$25	$27,125
Historic TW Inc.
6.88%, 06/15/18	25	27,068
iHeartCommunications Inc.
6.88%, 06/15/18	20	15,500
9.00%, 12/15/19 (Call 12/01/16)	100	75,875
9.00%, 03/01/21 (Call 12/01/16)	150	107,250
10.00%, 01/15/18 (Call 12/01/16)	50	35,500
11.25%, 03/01/21 (Call 12/01/16)[b]	25	18,938
MHGE Parent LLC/MHGE Parent Finance Inc.
8.50%, 08/01/19 (Call 12/01/16)[a]	30	30,338
Myriad International Holdings BV
6.00%, 07/18/20[c]	200	219,874
NBCUniversal Enterprise Inc.
1.97%, 04/15/19[a]	250	252,886
NBCUniversal Media LLC
5.15%, 04/30/20	125	139,176
Nexstar Broadcasting Inc.
6.88%, 11/15/20 (Call 12/01/16)	50	51,812
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/16)	75	76,508
Radio One Inc.
9.25%, 02/15/20 (Call 02/15/17)[a]	25	22,500
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 12/01/16)	50	51,687
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 12/01/16)[a]	50	51,100
Spanish Broadcasting System Inc.
12.50%, 04/15/17 (Call 12/01/16)[a]	25	24,875
Starz LLC/Starz Finance Corp.
5.00%, 09/15/19 (Call 12/01/16)	25	25,313
TEGNA Inc.
4.88%, 09/15/21 (Call 09/15/17)[a]	50	52,125
5.13%, 10/15/19 (Call 12/01/16)	25	25,719
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	200	209,366
5.00%, 02/01/20	250	268,945
8.25%, 04/01/19	200	228,604
8.75%, 02/14/19	50	57,295
Time Warner Inc.
2.10%, 06/01/19	300	302,148

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.88%, 03/15/20	$100	$109,073
Viacom Inc.
2.50%, 09/01/18	50	50,547
2.75%, 12/15/19 (Call 11/15/19)	25	25,432
Walt Disney Co. (The)
1.10%, 12/01/17	100	100,026
1.85%, 05/30/19	100	101,410
2.15%, 09/17/20	250	255,077
WideOpenWest Finance LLC/ WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 12/01/16)	50	52,500

		5,071,761
METAL FABRICATE & HARDWARE — 0.06%
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	100	102,474
TMK OAO Via TMK Capital SA
6.75%, 04/03/20[c]	200	209,900
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 12/01/16)[a]	40	39,600

		351,974
MINING — 0.65%
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/16)	25	25,000
9.50%, 04/01/21 (Call 04/01/18)[a]	30	32,250
Anglo American Capital PLC
3.63%, 05/14/20[a]	200	201,000
AngloGold Ashanti Holdings PLC
5.38%, 04/15/20	73	75,555
Arconic Inc.
5.40%, 04/15/21 (Call 01/15/21)	75	79,890
5.72%, 02/23/19	100	106,929
6.15%, 08/15/20	50	54,610
6.75%, 07/15/18	40	42,786
Barminco Finance Pty Ltd.
9.00%, 06/01/18[a]	25	25,469
Barrick North America Finance LLC
4.40%, 05/30/21	175	191,026
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	325	362,216
Chinalco Capital Holdings Ltd.
4.00%, 08/25/21[c]	200	199,991

Security	Principal (000s)	Value
Coeur Mining Inc.
7.88%, 02/01/21 (Call 02/01/17)	$25	$25,625
Constellium NV
7.88%, 04/01/21 (Call 04/01/18)[a]	250	266,250
Corp. Nacional del Cobre de Chile
3.75%, 11/04/20[a]	100	105,225
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/15/16)[a]	50	50,500
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[a]	100	95,750
7.00%, 02/15/21 (Call 02/15/18)[a]	50	47,469
Freeport-McMoRan Inc.
2.30%, 11/14/17	25	24,750
2.38%, 03/15/18	100	98,750
3.10%, 03/15/20	75	72,187
Glencore Funding LLC
2.88%, 04/16/20[a]	100	100,500
Hecla Mining Co.
6.88%, 05/01/21 (Call 12/01/16)	50	51,000
HudBay Minerals Inc.
9.50%, 10/01/20 (Call 12/01/16)	50	51,250
IAMGOLD Corp.
6.75%, 10/01/20 (Call 12/01/16)[a]	50	49,000
International Wire Group Inc.
10.75%, 08/01/21 (Call 08/01/19)[a]	25	23,625
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)	50	52,000
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a]	50	53,125
MMC Norilsk Nickel OJSC via MMC Finance DAC
5.55%, 10/28/20[c]	200	211,838
New Gold Inc.
7.00%, 04/15/20 (Call 12/01/16)[a]	50	51,500
Rio Tinto Finance USA Ltd.
4.13%, 05/20/21	100	108,868
9.00%, 05/01/19	200	235,448
Teck Resources Ltd.
3.00%, 03/01/19	11	10,835
4.50%, 01/15/21 (Call 10/15/20)	25	25,125
8.00%, 06/01/21 (Call 06/01/18)[a]	55	60,087
Thompson Creek Metals Co. Inc.
9.75%, 12/01/17 (Call 12/01/16)	25	25,145

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Vedanta Resources PLC
6.00%, 01/31/19[c]	$200	$199,020
8.25%, 06/07/21[c]	300	307,140

		3,798,734
OFFICE & BUSINESS EQUIPMENT — 0.05%
Xerox Corp.
2.75%, 03/15/19	50	50,423
2.75%, 09/01/20	100	99,498
3.50%, 08/20/20	100	102,160
5.63%, 12/15/19	50	54,451

		306,532
OIL & GAS — 2.99%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
9.63%, 10/15/18 (Call 12/01/16)	25	23,563
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)	100	108,473
8.70%, 03/15/19	50	57,240
Antero Resources Corp.
6.00%, 12/01/20 (Call 12/01/16)	50	51,437
Atwood Oceanics Inc.
6.50%, 02/01/20 (Call 12/01/16)	25	19,875
Baytex Energy Corp.
5.13%, 06/01/21 (Call 06/01/17)[a]	50	42,125
BG Energy Capital PLC
4.00%, 10/15/21[a]	200	217,637
BP Capital Markets PLC
1.38%, 11/06/17	275	275,036
1.38%, 05/10/18	50	49,900
2.11%, 09/16/21 (Call 08/16/21)	80	80,119
2.24%, 05/10/19	200	202,888
2.32%, 02/13/20	250	253,800
4.75%, 03/10/19	200	214,310
British Transco Finance Inc.
6.63%, 06/01/18	250	268,615
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)	25	19,875
11.50%, 01/15/21 (Call 04/15/18)[a]	50	56,375
Canadian Natural Resources Ltd.
1.75%, 01/15/18	150	149,826
Canbriam Energy Inc.
9.75%, 11/15/19 (Call 05/15/17)[a]	50	52,437

Security	Principal (000s)	Value
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (Call 12/01/16)	$50	$51,937
Cenovus Energy Inc.
5.70%, 10/15/19	100	108,059
Chesapeake Energy Corp.
5.38%, 06/15/21 (Call 12/01/16)	50	43,500
6.13%, 02/15/21	100	91,500
Chevron Corp.
1.34%, 11/09/17	50	50,117
1.37%, 03/02/18	125	125,115
1.72%, 06/24/18 (Call 05/24/18)	100	100,677
1.96%, 03/03/20 (Call 02/03/20)	100	100,830
2.10%, 05/16/21 (Call 04/15/21)	350	352,278
2.42%, 11/17/20 (Call 10/17/20)	450	459,918
4.95%, 03/03/19	100	107,905
Chevron Phillips Chemical Co. LLC/ Chevron Phillips Chemical Co. LP
1.70%, 05/01/18[a]	144	144,182
Citgo Holding Inc.
10.75%, 02/15/20	100	102,100
Clayton Williams Energy Inc.
7.75%, 04/01/19 (Call 12/01/16)	50	49,875
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	200	199,827
CNOOC Finance 2015 Australia Pty Ltd.
2.63%, 05/05/20	200	202,908
CNPC General Capital Ltd.
1.95%, 04/16/18[c]	200	200,137
Comstock Resources Inc. 10.00% (12.25% PIK),
03/15/20 (Call 12/01/16)[d]	60	60,300
ConocoPhillips
5.75%, 02/01/19	200	217,406
6.00%, 01/15/20	25	28,061
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	250	248,708
2.20%, 05/15/20 (Call 04/15/20)	100	100,912
4.20%, 03/15/21 (Call 02/15/21)	50	54,219
Continental Resources Inc./OK
7.13%, 04/01/21 (Call 11/10/16)	25	25,913
7.38%, 10/01/20 (Call 11/10/16)	50	51,285
Denbury Resources Inc.
9.00%, 05/15/21 (Call 12/15/18)[a]	50	51,500

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Diamond Offshore Drilling Inc.
5.88%, 05/01/19	$50	$52,167
Ecopetrol SA
7.63%, 07/23/19	300	342,705
Endeavor Energy Resources LP/EER Finance Inc.
7.00%, 08/15/21 (Call 12/01/16)[a]	50	50,875
Energen Corp.
4.63%, 09/01/21 (Call 06/01/21)	50	50,500
Ensco PLC
4.70%, 03/15/21[b]	75	69,262
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	100	101,739
4.10%, 02/01/21	100	107,277
EP Energy LLC/Everest Acquisition Finance Inc.
9.38%, 05/01/20 (Call 12/01/16)	125	98,125
EQT Corp.
8.13%, 06/01/19	50	56,787
EV Energy Partners LP/EV Energy Finance Corp.
8.00%, 04/15/19 (Call 12/01/16)	100	69,000
Exxon Mobil Corp.
1.71%, 03/01/19	450	453,082
1.82%, 03/15/19 (Call 02/15/19)	9	9,089
1.91%, 03/06/20 (Call 02/06/20)	250	252,683
Freeport-McMoran Oil & Gas LLC/ FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/15/17)	50	51,062
Gazprom OAO Via Gaz Capital SA
3.85%, 02/06/20[c]	200	200,252
9.25%, 04/23/19[c]	300	342,329
Gulfport Energy Corp.
7.75%, 11/01/20 (Call 11/05/16)	50	51,975
Hilcorp Energy I LP/Hilcorp Finance Co.
7.63%, 04/15/21 (Call 11/16/16)[a]	50	51,250
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[c]	100	109,654
KazMunayGas National Co. JSC
6.38%, 04/09/21[c]	200	219,779
7.00%, 05/05/20[c]	100	110,873
Korea National Oil Corp.
2.75%, 01/23/19[c]	200	204,181

Security	Principal (000s)	Value
Legacy Reserves LP/Legacy Reserves Finance Corp.
8.00%, 12/01/20 (Call 12/01/16)	$15	$8,700
Lukoil International Finance BV
3.42%, 04/24/18[c]	200	202,216
7.25%, 11/05/19[c]	100	111,500
Marathon Oil Corp.
5.90%, 03/15/18	100	104,875
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	100	103,999
MEG Energy Corp.
6.50%, 03/15/21 (Call 12/01/16)[a]	50	43,125
Murphy Oil Corp.
3.50%, 12/01/17	50	50,405
Nabors Industries Inc.
6.15%, 02/15/18	25	26,000
Noble Energy Inc.
8.25%, 03/01/19	100	113,630
Noble Holding International Ltd.
4.63%, 03/01/21	50	42,223
5.25%, 03/16/18	40	39,775
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 12/01/16)	25	19,750
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	100	100,157
Parker Drilling Co.
7.50%, 08/01/20 (Call 12/01/16)	15	12,338
PBF Holding Co. LLC/PBF Finance Corp.
8.25%, 02/15/20 (Call 12/01/16)	50	51,000
Permian Resources LLC
13.00%, 11/30/20 (Call 11/30/18)[a]	50	58,750
Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a]	25	18,313
8.00%, 06/15/20 (Call 06/15/17)[a]	25	25,000
Petrobras Global Finance BV
3.00%, 01/15/19	140	137,060
4.88%, 03/17/20	95	95,689
5.38%, 01/27/21	300	297,060
5.75%, 01/20/20	275	283,800
7.88%, 03/15/19	100	107,500
8.38%, 05/23/21	300	331,890

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 2.140%)
3.02%, 01/15/19	$75	$73,594
FRN, (3 mo. LIBOR US + 2.880%)
3.74%, 03/17/20	50	49,173
Petroleos de Venezuela SA
8.50%, 11/02/17[c]	210	152,775
Petroleos Mexicanos
3.50%, 07/18/18	150	153,207
3.50%, 07/23/20	200	200,654
5.50%, 02/04/19[a]	100	105,908
5.50%, 01/21/21	500	531,925
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 08/14/19[a]	170	188,197
Petronas Capital Ltd.
5.25%, 08/12/19[a]	100	109,267
Petronas Global Sukuk Ltd.
2.71%, 03/18/20[c]	200	203,288
Pioneer Natural Resources Co.
7.50%, 01/15/20	50	57,711
Precision Drilling Corp.
6.63%, 11/15/20 (Call 12/01/16)	50	48,688
Pride International Inc.
8.50%, 06/15/19	50	54,375
QEP Resources Inc.
6.88%, 03/01/21	50	52,625
Range Resources Corp.
5.75%, 06/01/21 (Call 03/01/21)[a]	50	50,750
Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.75%, 09/30/19[a]	250	283,395
Resolute Energy Corp.
8.50%, 05/01/20 (Call 12/01/16)	25	24,813
Rowan Companies Inc.
7.88%, 08/01/19	50	54,130
Sanchez Energy Corp.
7.75%, 06/15/21 (Call 06/15/17)[b]	50	46,500
Seven Generations Energy Ltd.
8.25%, 05/15/20 (Call 12/01/16)[a]	50	53,000
Shell International Finance BV
1.38%, 05/10/19	150	149,170
1.63%, 11/10/18	100	100,241
1.75%, 09/12/21	250	247,003
1.88%, 05/10/21	250	248,435

Security	Principal (000s)	Value
2.00%, 11/15/18	$300	$303,129
2.25%, 11/10/20	150	151,863
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[c]	200	203,126
Sinopec Group Overseas Development 2016 Ltd.
2.75%, 05/03/21[c]	200	203,735
Southwestern Energy Co.
5.80%, 01/23/20 (Call 12/23/19)	100	99,500
Statoil ASA
1.25%, 11/09/17	250	249,945
2.25%, 11/08/19	200	203,310
5.25%, 04/15/19	100	108,812
Suncor Energy Inc.
6.10%, 06/01/18	125	133,712
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)	50	50,750
6.25%, 04/15/21 (Call 04/15/18)	50	51,250
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)	33	33,619
Total Capital International SA
2.10%, 06/19/19	200	203,058
2.13%, 01/10/19	150	152,165
Total Capital SA
4.13%, 01/28/21	100	108,941
Transocean Inc.
4.25%, 10/15/17	25	24,875
6.00%, 03/15/18	175	175,525
Unit Corp.
6.63%, 05/15/21 (Call 12/01/16)	50	46,000
Valero Energy Corp.
6.13%, 02/01/20	120	135,538
9.38%, 03/15/19	50	58,470
Vanguard Natural Resources LLC/ VNR Finance Corp.
7.88%, 04/01/20 (Call 04/01/17)	25	14,500
Western Refining Inc.
6.25%, 04/01/21 (Call 04/01/17)	50	50,375
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	50	47,500
5.75%, 03/15/21 (Call 12/15/20)[b]	100	92,750
WPX Energy Inc.
7.50%, 08/01/20 (Call 07/01/20)	50	52,687

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
YPF SA
8.50%, 03/23/21[c]	$150	$164,955
8.88%, 12/19/18[c]	50	54,547

		17,325,562
OIL & GAS SERVICES — 0.18%
Basic Energy Services Inc.
7.75%, 02/15/19 (Call 12/01/16)[g]	50	23,375
Forbes Energy Services Ltd.
9.00%, 06/15/19 (Call 12/01/16)[g]	6	1,500
Halliburton Co.
2.00%, 08/01/18 (Call 07/01/18)	100	100,642
6.15%, 09/15/19	100	111,589
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 05/15/17)[a]	200	172,000
McDermott International Inc.
8.00%, 05/01/21 (Call 05/01/17)[a]	50	48,500
PHI Inc.
5.25%, 03/15/19 (Call 12/01/16)	25	24,063
Schlumberger Holdings Corp.
1.90%, 12/21/17[a]	100	100,537
2.35%, 12/21/18[a]	200	203,080
3.00%, 12/21/20 (Call 11/21/20)[a]	70	72,633
SEACOR Holdings Inc.
7.38%, 10/01/19	21	21,158
SESI LLC
6.38%, 05/01/19 (Call 12/01/16)	50	49,375
Weatherford International Ltd.
5.13%, 09/15/20	25	23,750
7.75%, 06/15/21 (Call 05/15/21)[b]	45	45,450
9.63%, 03/01/19	50	53,250

		1,050,902
PACKAGING & CONTAINERS — 0.13%
AEP Industries Inc.
8.25%, 04/15/19 (Call 12/01/16)	15	15,413
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.25%, 01/31/19 (Call 12/01/16)[a]	200	203,750
Ball Corp.
4.38%, 12/15/20	75	79,875
BWAY Holding Co.
9.13%, 08/15/21 (Call 08/15/17)[a]	50	52,250
Greif Inc.
7.75%, 08/01/19	33	37,001

Security	Principal (000s)	Value
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 12/01/16)[a]	$30	$27,675
Plastipak Holdings Inc.
6.50%, 10/01/21 (Call 12/01/16)[a]	50	51,750
Sealed Air Corp.
6.50%, 12/01/20 (Call 09/01/20)[a]	25	28,562
WestRock RKT Co.
4.45%, 03/01/19	250	263,120

		759,396
PHARMACEUTICALS — 1.13%
AbbVie Inc.
1.75%, 11/06/17	75	75,257
1.80%, 05/14/18	250	250,832
2.00%, 11/06/18	150	151,161
2.30%, 05/14/21 (Call 04/14/21)	180	179,867
2.50%, 05/14/20 (Call 04/14/20)	150	152,136
Actavis Funding SCS
2.35%, 03/12/18	100	100,974
3.00%, 03/12/20 (Call 02/12/20)	315	324,730
AstraZeneca PLC
2.38%, 11/16/20	100	101,806
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	65	66,243
Bayer U.S. Finance LLC
2.38%, 10/08/19[a]	200	202,805
BioScrip Inc.
8.88%, 02/15/21 (Call 02/15/17)	27	24,975
Capsugel SA 7.00% (7.75% PIK),
05/15/19 (Call 11/16/16)[a,d]	39	39,000
Cardinal Health Inc.
1.70%, 03/15/18	25	25,042
1.95%, 06/15/18	35	35,176
Eli Lilly & Co.
1.95%, 03/15/19	25	25,324
EMD Finance LLC
2.40%, 03/19/20 (Call 02/19/20)[a]	100	101,253
Express Scripts Holding Co.
2.25%, 06/15/19	200	202,472
3.30%, 02/25/21 (Call 01/25/21)	25	26,167
Forest Laboratories LLC
4.38%, 02/01/19 (Call 11/03/18)[a]	100	105,040
Johnson & Johnson
1.13%, 11/21/17	125	125,225

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
1.65%, 12/05/18	$150	$151,574
1.65%, 03/01/21 (Call 02/01/21)	230	231,536
McKesson Corp.
1.40%, 03/15/18	200	199,572
Mead Johnson Nutrition Co.
3.00%, 11/15/20	30	30,977
4.90%, 11/01/19	50	54,407
Merck & Co. Inc.
1.10%, 01/31/18	50	49,984
1.30%, 05/18/18	250	250,427
1.85%, 02/10/20	100	101,168
Mylan NV
2.50%, 06/07/19[a]	50	50,525
3.00%, 12/15/18[a]	100	102,147
3.15%, 06/15/21 (Call 05/15/21)[a]	200	203,454
NBTY Inc.
7.63%, 05/15/21 (Call 05/15/18)[a,b]	90	87,975
Novartis Securities Investment Ltd.
5.13%, 02/10/19	350	379,204
Pfizer Inc.
1.45%, 06/03/19	100	100,132
1.95%, 06/03/21	100	100,502
2.10%, 05/15/19	300	305,088
6.20%, 03/15/19	125	138,421
Sanofi
4.00%, 03/29/21	275	300,245
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)	480	476,179
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	175	173,890
2.20%, 07/21/21	155	153,182
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[a]	125	108,125
6.38%, 10/15/20 (Call 12/01/16)[a]	150	129,375
6.75%, 08/15/18 (Call 12/01/16)[a]	100	97,600
6.75%, 08/15/21 (Call 12/01/16)[a]	50	43,250
7.00%, 10/01/20 (Call 12/01/16)[a]	50	44,750
7.50%, 07/15/21 (Call 12/01/16)[a]	100	89,000
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	100	103,784

		6,571,958

Security	Principal (000s)	Value
PIPELINES — 0.68%
Buckeye Partners LP
2.65%, 11/15/18 (Call 10/15/18)	$25	$25,266
Columbia Pipeline Group Inc.
2.45%, 06/01/18	150	150,538
DCP Midstream LLC
4.75%, 09/30/21[a]	50	51,125
5.35%, 03/15/20[a]	80	82,400
DCP Midstream Operating LP
2.70%, 04/01/19 (Call 03/01/19)	100	97,750
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)	100	98,500
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	100	106,573
5.20%, 03/15/20	50	54,123
Energy Transfer Equity LP
7.50%, 10/15/20	100	109,000
Energy Transfer Partners LP
4.15%, 10/01/20 (Call 08/01/20)	100	104,585
4.65%, 06/01/21 (Call 03/01/21)	100	106,950
6.70%, 07/01/18	100	107,121
9.70%, 03/15/19	100	114,914
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	100	101,942
2.85%, 04/15/21 (Call 03/15/21)	200	205,150
6.50%, 01/31/19	100	110,450
Genesis Energy LP/Genesis Energy Finance Corp.
5.75%, 02/15/21 (Call 02/15/17)	50	49,875
Holly Energy Partners LP/Holly Energy Finance Corp.
6.50%, 03/01/20 (Call 12/01/16)	15	15,413
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	100	102,596
5.30%, 09/15/20	25	27,317
5.95%, 02/15/18	200	209,846
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18[a]	50	52,321
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	300	307,389
NGPL PipeCo LLC
7.12%, 12/15/17[a]	50	52,250
9.63%, 06/01/19 (Call 12/01/16)[a]	50	52,500

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 12/01/16)	$50	$49,000
NuStar Logistics LP
4.80%, 09/01/20	50	50,625
8.15%, 04/15/18	50	53,625
ONEOK Partners LP
3.20%, 09/15/18 (Call 08/15/18)	50	51,339
8.63%, 03/01/19	50	56,783
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	75	75,478
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	50	50,509
5.00%, 02/01/21 (Call 11/01/20)[b]	100	108,747
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	50	52,438
6.85%, 07/15/18[a]	50	52,625
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	100	105,250
Spectra Energy Capital LLC
6.20%, 04/15/18	100	105,643
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)	50	53,375
5.88%, 10/01/20 (Call 12/01/16)	50	51,250
TransCanada PipeLines Ltd.
1.88%, 01/12/18	100	100,291
3.13%, 01/15/19	150	154,362
7.13%, 01/15/19	100	110,841
Western Gas Partners LP
2.60%, 08/15/18 (Call 07/15/18)	25	25,000
Williams Partners LP
5.25%, 03/15/20	150	162,115

		3,965,190
REAL ESTATE — 0.42%
Agile Group Holdings Ltd.
8.38%, 02/18/19 (Call 02/18/17)[c]	200	210,251
China Overseas Finance Cayman VI Ltd.
4.25%, 05/08/19[c]	200	210,426
China Resources Land Ltd.
4.38%, 02/27/19[c]	200	210,410

Security	Principal (000s)	Value
Country Garden Holdings Co. Ltd.
7.50%, 03/09/20 (Call 03/09/18)[c]	$200	$213,754
Crescent Resources LLC/Crescent Ventures Inc.
10.25%, 08/15/17 (Call 11/14/16)[a]	25	25,063
Evergrande Real Estate Group Ltd.
8.75%, 10/30/18 (Call 11/30/16)[c]	200	207,750
Franshion Brilliant Ltd.
5.75%, 03/19/19[c]	200	212,150
Greentown China Holdings Ltd.
5.88%, 08/11/20 (Call 08/11/18)[c]	200	211,486
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a]	50	51,875
Scentre Group Trust 1/Scentre Group Trust 2
2.38%, 11/05/19 (Call 10/06/19)[a]	100	101,272
Shimao Property Holdings Ltd.
6.63%, 01/14/20 (Call 01/14/17)[c]	225	233,115
Shui On Development Holding Ltd.
8.70%, 05/19/18[c]	150	159,556
Sun Hung Kai Properties Capital Market Ltd.
VRN, (6 mo. LIBOR US + 1.932%)
3.38%, 02/25/24 (Call 02/25/19)[c]	200	204,683
Trillion Chance Ltd.
8.50%, 01/10/19 (Call 01/10/17)[c]	200	209,260

		2,461,051
REAL ESTATE INVESTMENT TRUSTS — 0.47%
American Tower Corp.
3.30%, 02/15/21 (Call 01/15/21)	85	88,212
3.40%, 02/15/19	150	155,365
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	50	51,924
Corrections Corp. of America
4.13%, 04/01/20 (Call 01/01/20)	50	46,750
Crescent Communities LLC/Crescent Ventures Inc.
8.88%, 10/15/21 (Call 10/15/18)[a]	40	40,150
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	250	247,927
Digital Realty Trust LP
3.40%, 10/01/20 (Call 09/01/20)	150	155,631

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	$100	$101,630
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	100	101,156
3.75%, 02/01/19 (Call 11/01/18)	50	51,650
5.38%, 02/01/21 (Call 11/03/20)	150	167,191
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[a]	50	51,625
6.00%, 10/01/20 (Call 10/01/17)[a]	100	105,875
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	75	75,094
4.88%, 07/01/18 (Call 12/01/16)	12	12,000
5.00%, 07/01/19 (Call 12/01/16)	50	49,819
7.13%, 02/15/18	25	25,938
Prologis LP
2.75%, 02/15/19 (Call 01/15/19)	100	102,471
Realty Income Corp.
2.00%, 01/31/18 (Call 12/31/17)	100	100,558
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	100	100,602
3.60%, 02/01/20 (Call 01/01/20)	75	76,007
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	150	152,418
2.50%, 07/15/21 (Call 04/15/21)	150	153,339
5.65%, 02/01/20 (Call 11/01/19)	125	139,070
UDR Inc.
4.25%, 06/01/18	100	103,935
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	50	50,240
VEREIT Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	50	50,576
4.13%, 06/01/21 (Call 05/01/21)	35	36,400
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	100	104,718

		2,698,271
RETAIL — 0.83%
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	45	46,149
Best Buy Co. Inc.
5.00%, 08/01/18	50	52,820
Brinker International Inc.
2.60%, 05/15/18	25	25,109
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/16)[a]	100	50,000

Security	Principal (000s)	Value
Costco Wholesale Corp.
1.13%, 12/15/17	$25	$25,000
1.70%, 12/15/19	250	251,920
CVS Health Corp.
1.90%, 07/20/18	100	100,784
2.13%, 06/01/21 (Call 05/01/21)	200	200,212
2.25%, 12/05/18 (Call 11/05/18)	100	101,516
2.25%, 08/12/19 (Call 07/12/19)	50	50,917
2.80%, 07/20/20 (Call 06/20/20)	300	309,318
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)	50	51,875
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp.
8.00%, 06/01/21 (Call 06/01/17)[a]	50	47,750
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/16)	50	47,125
GameStop Corp.
5.50%, 10/01/19 (Call 12/01/16)[a]	50	51,375
6.75%, 03/15/21 (Call 03/15/18)[a]	25	25,750
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)[b]	100	107,253
Guitar Center Inc.
6.50%, 04/15/19 (Call 12/01/16)[a]	50	44,875
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	75	76,390
2.00%, 04/01/21 (Call 03/01/21)	200	202,404
2.25%, 09/10/18 (Call 08/10/18)	50	50,964
Hot Topic Inc.
9.25%, 06/15/21 (Call 12/01/16)[a]	50	53,000
JC Penney Corp. Inc.
8.13%, 10/01/19	100	108,875
Jo-Ann Stores Holdings Inc.
9.75% (10.50% PIK), 10/15/19 (Call 12/01/16)[a,d]	50	48,625
Jo-Ann Stores LLC
8.13%, 03/15/19 (Call 11/30/16)[a]	10	9,975
L Brands Inc.
6.63%, 04/01/21	100	115,000
8.50%, 06/15/19	25	29,063
Lowe’s Companies Inc.
1.15%, 04/15/19	100	99,728
4.63%, 04/15/20 (Call 10/15/19)	100	108,852
McDonald’s Corp.
2.10%, 12/07/18	250	253,300

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.20%, 05/26/20 (Call 04/26/20)	$50	$50,713
2.75%, 12/09/20 (Call 11/09/20)	100	103,065
5.35%, 03/01/18	50	52,599
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/16)[a]	100	82,500
Nordstrom Inc.
4.75%, 05/01/20	100	108,607
PF Chang’s China Bistro Inc.
10.25%, 06/30/20 (Call 12/01/16)[a]	15	14,288
Rite Aid Corp.
9.25%, 03/15/20 (Call 12/01/16)	50	52,625
Ruby Tuesday Inc.
7.63%, 05/15/20 (Call 12/01/16)	25	23,875
Sears Holdings Corp.
6.63%, 10/15/18	25	23,438
Serta Simmons Bedding LLC
8.13%, 10/01/20 (Call 11/07/16)[a]	50	51,940
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	75	76,131
2.10%, 02/04/21 (Call 01/04/21)	100	101,400
Target Corp.
2.30%, 06/26/19	100	102,398
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/03/16)	50	50,000
TRU Taj LLC/TRU Taj Finance Inc.
12.00%, 08/15/21 (Call 02/15/18)[a]	50	51,125
Wal-Mart Stores Inc.
1.13%, 04/11/18	150	150,090
1.95%, 12/15/18	125	127,194
3.63%, 07/08/20	125	134,246
5.80%, 02/15/18	250	264,998
Walgreen Co.
5.25%, 01/15/19	12	12,890
Walgreens Boots Alliance Inc.
1.75%, 05/30/18	50	50,225
2.60%, 06/01/21 (Call 05/01/21)	250	253,172
Yum! Brands Inc.
6.25%, 03/15/18	100	106,250

		4,789,693
SEMICONDUCTORS — 0.24%
Altera Corp.
2.50%, 11/15/18	200	204,912
Amkor Technology Inc.
6.63%, 06/01/21 (Call 12/01/16)	50	51,000

Security	Principal (000s)	Value
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	$50	$51,453
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	95	94,985
2.45%, 07/29/20	100	102,987
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	50	50,823
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	35	34,959
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	200	206,000
4.13%, 06/01/21[a]	200	213,500
QUALCOMM Inc.
2.25%, 05/20/20	200	203,158
Texas Instruments Inc.
1.65%, 08/03/19	150	151,251

		1,365,028
SOFTWARE — 0.53%
ACI Worldwide Inc.
6.38%, 08/15/20 (Call 12/01/16)[a]	25	25,750
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/16)[a]	100	91,500
BMC Software Inc.
7.25%, 06/01/18	50	49,750
Boxer Parent Co. Inc.
9.00% (9.75% PIK), 10/15/19 (Call 12/01/16)[a,d]	50	46,000
Fidelity National Information Services Inc.
3.63%, 10/15/20 (Call 09/15/20)	150	158,163
First Data Corp.
6.75%, 11/01/20 (Call 12/01/16)[a]	100	103,500
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	100	102,428
Infor Software Parent LLC/Infor Software Parent Inc. 7.13% (7.88% PIK)
7.13%, 05/01/21 (Call 05/01/17)[a,d]	50	50,625
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[a]	50	52,313
Interface Security Systems Holdings Inc./Interface Security Systems LLC
9.25%, 01/15/18 (Call 12/01/16)	25	25,000

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Microsoft Corp.
1.10%, 08/08/19	$300	$298,062
1.30%, 11/03/18	175	175,588
1.55%, 08/08/21 (Call 07/08/21)	250	247,325
1.63%, 12/06/18	150	151,507
1.85%, 02/12/20 (Call 01/12/20)	100	100,924
2.00%, 11/03/20 (Call 10/03/20)	250	253,662
3.00%, 10/01/20	25	26,323
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/16)[a,b]	50	51,375
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	100	99,625
2.25%, 10/08/19	500	511,125
2.80%, 07/08/21	50	51,925
5.00%, 07/08/19	150	163,913
5.75%, 04/15/18	250	266,255

		3,102,638
STORAGE & WAREHOUSING — 0.03%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 12/01/16)[a]	200	181,500

		181,500
TELECOMMUNICATIONS — 1.72%
America Movil SAB de CV
5.00%, 03/30/20	200	219,308
AT&T Inc.
2.30%, 03/11/19	200	201,934
3.88%, 08/15/21	200	212,058
5.00%, 03/01/21	200	219,474
5.20%, 03/15/20	200	219,094
5.50%, 02/01/18	325	340,555
5.60%, 05/15/18	250	264,895
5.80%, 02/15/19	25	27,155
5.88%, 10/01/19	350	387,572
Avaya Inc.
7.00%, 04/01/19 (Call 12/01/16)[a,b]	75	60,938
9.00%, 04/01/19 (Call 12/01/16)[a]	25	20,750
British Telecommunications PLC
2.35%, 02/14/19	200	203,174
CenturyLink Inc.
6.15%, 09/15/19	50	54,000
6.45%, 06/15/21	100	106,750

Security	Principal (000s)	Value
Series V
5.63%, 04/01/20	$50	$53,375
Cisco Systems Inc.
1.40%, 09/20/19	250	250,035
2.20%, 02/28/21	205	208,106
2.45%, 06/15/20	250	256,417
4.45%, 01/15/20	150	163,106
4.95%, 02/15/19	250	269,868
Colombia Telecomunicaciones SA ESP
8.50%, 12/29/49[e]	100	88,600
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a]	50	51,313
5.00%, 06/15/21 (Call 06/15/17)[a]	50	51,125
Deutsche Telekom International Finance BV
6.00%, 07/08/19	100	111,250
Digicel Group Ltd.
8.25%, 09/30/20 (Call 11/30/16)[c]	200	177,000
DigitalGlobe Inc.
5.25%, 02/01/21 (Call 02/01/17)[a]	50	50,375
EarthLink Holdings Corp.
8.88%, 05/15/19 (Call 12/01/16)	11	11,275
FairPoint Communications Inc.
8.75%, 08/15/19 (Call 12/01/16)[a]	25	25,438
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[b]	50	47,500
7.13%, 03/15/19	25	26,750
8.13%, 10/01/18	50	54,375
8.50%, 04/15/20	100	106,750
8.88%, 09/15/20 (Call 06/15/20)	50	53,125
9.25%, 07/01/21	50	52,750
Harris Corp.
2.00%, 04/27/18	25	25,116
HC2 Holdings Inc.
11.00%, 12/01/19 (Call 12/01/16)[a]	25	24,625
Hughes Satellite Systems Corp.
6.50%, 06/15/19	65	70,931
7.63%, 06/15/21	50	54,813
Intelsat Jackson Holdings SA
7.25%, 04/01/19 (Call 12/01/16)	125	100,781
7.25%, 10/15/20 (Call 12/01/16)	100	75,812
7.50%, 04/01/21 (Call 12/01/16)	100	73,500

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 06/01/17)	$100	$32,500
Juniper Networks Inc.
3.13%, 02/26/19	50	51,238
Level 3 Financing Inc.
6.13%, 01/15/21 (Call 12/01/16)	50	51,625
Millicom International Cellular SA
4.75%, 05/22/20 (Call 05/22/17)[a]	200	200,780
Nokia OYJ
5.38%, 05/15/19	95	101,650
Ooredoo Tamweel Ltd.
3.04%, 12/03/18[c]	200	204,178
Orange SA
1.63%, 11/03/19	215	215,202
2.75%, 02/06/19	25	25,597
5.38%, 07/08/19	50	54,864
Rogers Communications Inc.
6.80%, 08/15/18	50	54,529
Sprint Capital Corp.
6.90%, 05/01/19	100	105,250
Sprint Communications Inc.
7.00%, 03/01/20[a]	100	108,750
7.00%, 08/15/20	100	104,000
8.38%, 08/15/17	108	112,455
9.00%, 11/15/18[a]	150	165,000
Sprint Corp.
7.25%, 09/15/21	150	153,562
Syniverse Holdings Inc.
9.13%, 01/15/19 (Call 12/01/16)	25	20,000
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 11/14/16)	100	101,484
6.25%, 04/01/21 (Call 04/01/17)	150	156,187
6.46%, 04/28/19 (Call 11/14/16)	50	50,813
6.63%, 11/15/20 (Call 11/14/16)	100	102,750
Telecom Italia Capital SA
7.00%, 06/04/18	50	53,813
7.18%, 06/18/19	50	56,281
Telefonica Emisiones SAU
5.88%, 07/15/19	250	275,488
Verizon Communications Inc.
1.38%, 08/15/19	40	39,669
1.75%, 08/15/21 (Call 07/15/21)	200	195,966
2.63%, 02/21/20	550	560,323

Security	Principal (000s)	Value
3.45%, 03/15/21	$50	$52,439
3.65%, 09/14/18	200	207,598
4.50%, 09/15/20	200	217,620
ViaSat Inc.
6.88%, 06/15/20 (Call 12/01/16)	50	51,750
Virgin Media Secured Finance PLC
5.25%, 01/15/21	200	213,000
Vodafone Group PLC
1.50%, 02/19/18	250	249,802
4.63%, 07/15/18	150	157,306
5.45%, 06/10/19	100	109,331
Wind Acquisition Finance SA
7.38%, 04/23/21 (Call 04/23/17)[a]	200	205,500
Windstream Services LLC
7.75%, 10/15/20 (Call 12/01/16)	50	50,875
7.75%, 10/01/21 (Call 12/01/16)	25	24,781

		9,965,724
TEXTILES — 0.02%
INVISTA Finance LLC
4.25%, 10/15/19[a]	50	50,119
Springs Industries Inc.
6.25%, 06/01/21 (Call 12/01/16)	50	52,000

		102,119
TRANSPORTATION — 0.40%
AP Moller – Maersk A/S
2.88%, 09/28/20[a]	100	101,468
Burlington Northern Santa Fe LLC
5.75%, 03/15/18	100	106,061
Canadian National Railway Co.
5.55%, 03/01/19	100	109,193
Canadian Pacific Railway Co.
7.25%, 05/15/19	100	113,394
CEVA Group PLC
7.00%, 03/01/21 (Call 03/01/17)[a]	100	81,000
CSX Corp.
6.25%, 03/15/18	100	106,812
Eastern Creation Investment Holdings Ltd.
3.63%, 03/20/19[c]	200	206,089
FedEx Corp.
2.30%, 02/01/20	100	101,673
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 12/01/16)[a]	75	75,375

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Hornbeck Offshore Services Inc.
5.00%, 03/01/21 (Call 12/01/16)	$50	$29,750
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 02/15/21 (Call 02/15/17)	25	23,938
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
8.13%, 02/15/19 (Call 12/01/16)	25	14,500
Network Rail Infrastructure Finance PLC
1.75%, 01/24/19[a]	200	202,352
Norfolk Southern Corp.
5.75%, 04/01/18	150	158,919
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	50	50,694
2.50%, 03/01/18 (Call 02/01/18)	250	253,073
Teekay Corp.
8.50%, 01/15/20	100	91,000
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	100	101,769
United Parcel Service Inc.
3.13%, 01/15/21	50	53,011
5.13%, 04/01/19	175	190,799
5.50%, 01/15/18	100	105,166
United Parcel Service of America Inc.
8.38%, 04/01/20	50	60,950

		2,336,986
TRUCKING & LEASING — 0.07%
Aviation Capital Group Corp.
2.88%, 09/17/18 (Call 08/17/18)[a]	200	203,504
GATX Corp.
2.50%, 03/15/19	50	50,434
2.60%, 03/30/20 (Call 02/28/20)[b]	50	50,328
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.50%, 06/15/19 (Call 05/15/19)[a]	100	101,352
TRAC Intermodal LLC/TRAC Intermodal Corp.
11.00%, 08/15/19 (Call 12/01/16)	3	3,173

		408,791

TOTAL CORPORATE BONDS & NOTES
(Cost: $210,697,431)		212,799,796

Security	Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[i] — 7.26%

ARGENTINA — 0.11%
Argentine Republic Government International Bond
6.25%, 04/22/19[c]	$150	$159,000
6.88%, 04/22/21[c]	300	324,600
Provincia de Buenos Aires/Argentina
9.95%, 06/09/21[c]	150	171,000

		654,600
BAHRAIN — 0.04%
Bahrain Government International Bond
5.50%, 03/31/20[a]	200	209,558

		209,558
BELGIUM — 0.03%
Belgium Government International Bond
1.50%, 06/22/18[c]	200	201,221

		201,221
BRAZIL — 0.11%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[c]	200	201,996
Brazilian Government International Bond
4.88%, 01/22/21	200	211,600
5.88%, 01/15/19	200	216,200

		629,796
CANADA — 0.64%
Canada Government International Bond
1.13%, 03/19/18	600	601,536
1.63%, 02/27/19	275	278,660
Export Development Canada
0.75%, 12/15/17	375	374,261
1.00%, 11/01/18	100	99,870
1.00%, 09/13/19	85	84,581
1.50%, 10/03/18	100	100,870
1.50%, 05/26/21	250	250,233
Province of Manitoba Canada
1.75%, 05/30/19	150	151,761

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Province of Ontario Canada
1.20%, 02/14/18	$85	$85,102
1.65%, 09/27/19	350	352,149
2.00%, 09/27/18	250	253,690
2.00%, 01/30/19	550	558,250
4.00%, 10/07/19	200	214,588
Province of Quebec Canada
3.50%, 07/29/20	300	321,741

		3,727,292
CHINA — 0.03%
Export-Import Bank of China (The)
2.00%, 04/26/21[c]	200	199,993

		199,993
COLOMBIA — 0.02%
Colombia Government International Bond
7.38%, 03/18/19	100	112,646

		112,646
CROATIA — 0.06%
Croatia Government International Bond
6.63%, 07/14/20[c]	200	221,840
6.75%, 11/05/19[c]	100	109,836

		331,676
DENMARK — 0.03%
Kommunekredit
1.13%, 03/15/18[c]	200	200,086

		200,086
ECUADOR — 0.04%
Ecuador Government International Bond
10.50%, 03/24/20[c]	200	211,000

		211,000
EGYPT — 0.04%
Egypt Government International Bond
5.75%, 04/29/20[c]	200	203,976

		203,976
FINLAND — 0.07%
Finland Government International Bond
1.75%, 09/10/19[a]	200	202,848

Security	Principal (000s)	Value
Municipality Finance PLC
1.13%, 04/17/18[a]	$200	$200,020

		402,868
FRANCE — 0.19%
Caisse d’Amortissement de la Dette Sociale
1.25%, 03/12/18[a]	600	600,804
2.00%, 03/22/21[a]	500	506,876

		1,107,680
GERMANY — 0.19%
FMS Wertmanagement AoeR
1.00%, 08/16/19	200	198,584
1.63%, 11/20/18	200	201,968
1.75%, 03/17/20	200	202,536
State of North Rhine-Westphalia
1.88%, 06/17/19[c]	500	506,315

		1,109,403
HUNGARY — 0.22%
Hungary Government International Bond
4.00%, 03/25/19	370	386,650
6.25%, 01/29/20	400	447,500
6.38%, 03/29/21	200	230,750
Magyar Export-Import Bank Zrt
5.50%, 02/12/18[c]	200	208,900

		1,273,800
INDONESIA — 0.12%
Indonesia Government International Bond
11.63%, 03/04/19[c]	370	451,113
Perusahaan Penerbit SBSN Indonesia III
6.13%, 03/15/19[c]	200	218,500

		669,613
ISRAEL — 0.02%
Israel Government International Bond
5.13%, 03/26/19	100	108,937

		108,937
JAPAN — 0.23%
Development Bank of Japan Inc.
1.63%, 09/01/21[a]	250	246,963

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Japan Bank for International Cooperation/Japan
1.50%, 07/21/21	$250	$245,395
1.75%, 07/31/18	250	251,480
1.75%, 11/13/18	200	200,968
Japan Finance Organization for Municipalities
2.13%, 03/06/19[a]	200	202,078
2.50%, 09/12/18[a]	200	202,982

		1,349,866
JERSEY — 0.04%
IDB Trust Services Ltd.
Series 019
2.11%, 09/25/19[c]	200	201,500

		201,500
LEBANON — 0.10%
Lebanon Government International Bond
5.45%, 11/28/19[c]	89	87,679
5.50%, 04/23/19	100	99,270
5.80%, 04/14/20[c]	300	295,845
8.25%, 04/12/21[c]	100	107,000

		589,794
LITHUANIA — 0.06%
Lithuania Government International Bond
6.13%, 03/09/21[c]	200	232,750
7.38%, 02/11/20[c]	100	117,650

		350,400
MEXICO — 0.08%
Mexico Government International Bond
3.50%, 01/21/21[b]	150	158,080
5.13%, 01/15/20	300	330,984

		489,064
MONGOLIA — 0.03%
Mongolia Government International Bond
4.13%, 01/05/18[c]	200	192,000

		192,000
NORWAY — 0.12%
Kommunalbanken AS
1.63%, 02/10/21[a]	500	500,820

Security	Principal (000s)	Value
2.13%, 03/15/19[a]	$200	$203,858

		704,678
PAKISTAN — 0.09%
Pakistan Government International Bond
6.75%, 12/03/19[c]	490	518,891

		518,891
PANAMA — 0.02%
Panama Government International Bond
5.20%, 01/30/20	100	110,494

		110,494
PERU — 0.04%
Peruvian Government International Bond
7.13%, 03/30/19	200	227,228

		227,228
PHILIPPINES — 0.07%
Philippine Government International Bond
8.38%, 06/17/19	325	381,387

		381,387
POLAND — 0.12%
Republic of Poland Government International Bond
5.13%, 04/21/21	200	225,750
6.38%, 07/15/19	400	451,000

		676,750
QATAR — 0.11%
Qatar Government International Bond
2.38%, 06/02/21[c]	200	200,736
5.25%, 01/20/20[a]	200	219,480
SoQ Sukuk A QSC
2.10%, 01/18/18[c]	200	200,756

		620,972
RUSSIA — 0.11%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19[c]	200	203,822
11.00%, 07/24/18[c]	400	459,856

		663,678

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
SERBIA — 0.07%
Serbia International Bond
4.88%, 02/25/20[c]	$200	$207,100
5.88%, 12/03/18[c]	200	211,684

		418,784
SOUTH AFRICA — 0.06%
Republic of South Africa Government International Bond
5.50%, 03/09/20	200	217,000
6.88%, 05/27/19	100	110,375

		327,375
SOUTH KOREA — 0.13%
Export-Import Bank of Korea
2.25%, 01/21/20	200	201,597
2.38%, 08/12/19	200	203,443
2.88%, 09/17/18	200	204,518
Korea International Bond
7.13%, 04/16/19	100	113,793

		723,351
SRI LANKA — 0.05%
Sri Lanka Government International Bond
5.13%, 04/11/19[c]	200	202,635
6.25%, 10/04/20[c]	100	104,500

		307,135
SUPRANATIONAL — 2.97%
African Development Bank
0.75%, 11/03/17	168	167,644
0.88%, 03/15/18	100	99,796
1.00%, 05/15/19	250	248,683
1.13%, 03/04/19	250	249,643
1.13%, 09/20/19	200	199,298
Asian Development Bank
0.88%, 04/26/18	100	99,823
1.13%, 06/05/18	200	200,334
1.38%, 01/15/19	250	251,355
1.50%, 09/28/18	425	428,663
1.63%, 08/26/20	400	404,220
1.88%, 04/12/19	250	254,362
Council of Europe Development Bank
1.13%, 05/31/18	125	125,059
1.75%, 11/14/19	375	379,845

Security	Principal (000s)	Value
European Bank for Reconstruction & Development
1.63%, 11/15/18	$400	$404,304
1.75%, 06/14/19	550	557,562
European Investment Bank
1.00%, 12/15/17	320	320,054
1.00%, 03/15/18	125	124,946
1.00%, 06/15/18	725	724,268
1.13%, 08/15/18	100	100,056
1.25%, 05/15/19	500	500,300
1.38%, 06/15/20	450	449,356
1.38%, 09/15/21	250	247,615
1.63%, 03/16/20	600	605,130
1.63%, 12/15/20	600	604,152
1.75%, 06/17/19	300	303,945
1.88%, 03/15/19	500	507,760
2.00%, 03/15/21	800	816,136
Inter-American Development Bank
0.88%, 03/15/18	100	99,854
1.00%, 05/13/19	250	249,068
1.13%, 08/28/18	125	125,214
1.25%, 01/16/18	250	250,860
1.25%, 09/14/21	250	246,970
1.75%, 08/24/18	100	101,288
1.75%, 10/15/19	125	126,893
1.88%, 06/16/20	500	509,040
2.13%, 11/09/20	250	256,907
4.25%, 09/10/18	75	79,394
International Bank for Reconstruction & Development
0.88%, 07/19/18	500	498,880
1.00%, 11/15/17	525	525,294
1.25%, 07/26/19	750	751,852
1.38%, 05/24/21	500	497,620
1.38%, 09/20/21	100	99,411
1.88%, 03/15/19	1,125	1,144,215
1.88%, 10/07/19	450	458,505
2.25%, 06/24/21	250	258,425
International Finance Corp.
0.63%, 12/21/17	40	39,856
1.13%, 07/20/21	250	246,003
1.63%, 07/16/20	200	202,142
1.75%, 09/04/18	300	303,897
1.75%, 09/16/19[b]	400	406,040

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Nordic Investment Bank
1.13%, 03/19/18	$200	$200,338
1.13%, 02/25/19	203	202,884

		17,255,159
SWEDEN — 0.39%
Kommuninvest I Sverige AB
1.13%, 10/09/18[a]	500	499,887
Svensk Exportkredit AB
1.13%, 04/05/18	200	200,006
1.75%, 08/28/20	200	201,738
1.88%, 06/17/19	250	253,410
Sweden Government International Bond
1.00%, 02/27/18[a]	600	599,956
1.13%, 03/15/19[a]	500	499,737

		2,254,734
TURKEY — 0.22%
Hazine Mustesarligi Varlik Kiralama AS
2.80%, 03/26/18[c]	400	397,541
Turkey Government International Bond
5.63%, 03/30/21	100	105,607
7.00%, 03/11/19	100	108,125
7.00%, 06/05/20	200	219,825
7.50%, 11/07/19	400	444,000

		1,275,098
UKRAINE — 0.08%
Ukraine Government International Bond
7.75%, 09/01/19[c]	100	99,700
7.75%, 09/01/20[c]	350	346,868

		446,568
UNITED ARAB EMIRATES — 0.03%
Abu Dhabi Government International Bond
2.13%, 05/03/21[c]	200	200,626

		200,626
UNITED KINGDOM — 0.04%
Bank of England Euro Note
1.25%, 03/16/18[a]	250	250,706

		250,706

Security	Principal (000s)	Value
VENEZUELA — 0.04%
Venezuela Government International Bond
6.00%, 12/09/20[c]	$100	$44,400
7.00%, 12/01/18[c]	100	58,500
7.75%, 10/13/19[c]	125	63,438
13.63%, 08/15/18	50	36,500

		202,838

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $41,852,981)		42,093,221

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 54.30%

MORTGAGE-BACKED SECURITIES — 7.45%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	1,506	1,550,595
2.50%, 11/01/31[j]	6,245	6,425,520
3.00%, 05/01/29	651	680,955
3.00%, 05/01/30	1,379	1,443,010
3.00%, 06/01/30	109	114,995
3.00%, 07/01/30	748	784,840
3.00%, 12/01/30	1,366	1,429,962
3.00%, 05/01/31	551	576,597
3.00%, 06/01/31	361	377,612
3.00%, 11/01/31[j]	662	692,721
3.50%, 11/01/31[j]	2,370	2,500,350
4.00%, 11/01/31[j]	575	593,777
4.50%, 11/01/31[j]	355	363,653
FRN, (12 mo. LIBOR US + 1.621%)
2.52%, 02/01/45	165	169,645
Federal National Mortgage Association
2.50%, 03/01/30	246	253,218
2.50%, 07/01/30	319	329,218
2.50%, 08/01/30	840	865,115
2.50%, 12/01/30	136	139,769
2.50%, 01/01/31	122	125,390
2.50%, 11/01/31[j]	7,853	8,081,228
3.00%, 10/01/27	164	171,558
3.00%, 07/01/30	188	197,419
3.00%, 08/01/30	996	1,042,649
3.00%, 09/01/30	1,385	1,449,898
3.00%, 10/01/30	660	691,052

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.00%, 11/01/30	$165	$172,816
3.00%, 02/01/31	681	712,048
3.00%, 11/01/31[j]	1,650	1,726,570
3.50%, 01/01/27	46	48,776
3.50%, 12/01/29	65	68,722
3.50%, 07/01/30	721	767,341
3.50%, 11/01/30	69	72,793
3.50%, 03/01/31	188	199,346
3.50%, 11/01/31[j]	2,026	2,134,264
4.00%, 11/01/31[j]	1,470	1,521,220
4.50%, 11/01/31[j]	507	520,309
5.00%, 11/01/31[j]	178	182,283
FRN, (12 mo. LIBOR US + 1.576%)
2.55%, 12/01/44	147	151,537
Series 2014-M13, Class A2
3.02%, 08/25/24[e]	100	105,770
FHLMC Multifamily Structured Pass Through Certificates
Series K004, Class A1
3.41%, 05/25/19	38	39,031
Series K010, Class A2
4.33%, 10/25/20	1,000	1,100,620
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)	50	54,460
Series K020, Class A2
2.37%, 05/25/22	100	102,875
Series K034, Class A2
3.53%, 07/25/23 [e]	1,250	1,367,213
Series K036, Class A2
1.00%, 10/25/23 [e]	500	547,285
Series K038, Class A1
2.60%, 10/25/23	86	89,152
Series K703, Class A2
2.70%, 05/25/18	495	502,276

		43,237,453
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.25%
Federal Home Loan Banks
0.88%, 06/29/18	500	499,925
1.00%, 12/19/17	500	501,115
1.13%, 04/25/18	390	391,517
1.13%, 06/21/19	200	200,440
1.25%, 06/08/18	700	703,752

Security	Principal (000s)	Value
Federal Home Loan Mortgage Corp.
0.75%, 01/12/18	$450	$449,888
0.75%, 04/09/18	200	199,742
0.88%, 03/07/18	5,100	5,101,938
0.88%, 10/12/18	200	199,804
1.00%, 12/15/17	1,000	1,002,880
1.13%, 08/12/21	350	344,719
1.25%, 10/02/19	500	502,350
1.38%, 05/01/20	3,000	3,022,980
Federal National Mortgage Association
0.88%, 02/08/18	250	250,260
0.88%, 05/21/18	370	369,993
1.13%, 07/20/18	500	502,035
1.25%, 08/17/21	450	445,806
1.50%, 06/22/20	100	101,201
1.63%, 01/21/20	1,100	1,117,017
1.75%, 06/20/19	1,000	1,018,490
1.75%, 09/12/19	2,200	2,241,822
1.88%, 09/18/18	300	305,331
1.88%, 02/19/19	300	305,946
2.50%, 07/01/28	1,869	1,925,119
3.00%, 10/01/28	704	741,139
3.00%, 11/01/28	682	718,080
3.00%, 04/01/30	293	306,590
3.00%, 12/01/30	573	599,845
3.50%, 10/01/30	114	120,306
FRN, (12 mo. LIBOR US + 1.590%)
2.50%, 04/01/44	429	446,017

		24,636,047
U.S. GOVERNMENT OBLIGATIONS — 42.60%
U.S. Treasury Note/Bond
0.63%, 08/31/17	2,000	1,999,420
0.63%, 09/30/17	1,000	999,480
0.63%, 04/30/18	850	847,875
0.75%, 06/30/17	3,300	3,303,564
0.75%, 12/31/17	6,500	6,500,390
0.75%, 02/28/18	2,660	2,659,601
0.75%, 03/31/18	225	224,896
0.75%, 04/15/18	2,500	2,498,625
0.75%, 07/31/18	1,000	998,590
0.75%, 02/15/19	5,000	4,981,450
0.75%, 08/15/19	2,200	2,186,250

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
0.88%, 01/15/18	$2,400	$2,404,104
0.88%, 01/31/18	1,500	1,502,475
0.88%, 07/15/18	6,500	6,505,265
0.88%, 10/15/18	4,500	4,500,405
0.88%, 04/15/19	1,000	998,600
0.88%, 07/31/19	700	698,131
1.00%, 12/15/17	5,200	5,215,392
1.00%, 12/31/17	5,000	5,014,650
1.00%, 05/31/18	1,100	1,103,190
1.00%, 08/15/18	4,000	4,010,520
1.00%, 09/15/18	1,200	1,202,904
1.00%, 03/15/19	4,000	4,006,840
1.00%, 06/30/19	1,500	1,501,590
1.00%, 08/31/19	1,000	1,000,570
1.00%, 09/30/19	1,600	1,600,704
1.00%, 11/30/19	1,200	1,199,124
1.13%, 01/15/19	2,500	2,511,250
1.13%, 05/31/19	1,000	1,004,530
1.13%, 12/31/19	1,200	1,203,012
1.13%, 06/30/21	2,500	2,479,275
1.13%, 07/31/21	4,700	4,658,499
1.13%, 08/31/21	7,000	6,938,820
1.25%, 10/31/18	520	523,791
1.25%, 11/30/18	2,000	2,014,640
1.25%, 01/31/19	3,000	3,022,050
1.25%, 10/31/19	600	604,350
1.25%, 02/29/20	3,500	3,519,635
1.25%, 03/31/21	2,000	1,997,640
1.38%, 06/30/18	1,000	1,008,980
1.38%, 07/31/18	500	504,610
1.38%, 11/30/18	2,300	2,322,655
1.38%, 12/31/18	2,000	2,019,820
1.38%, 02/28/19	730	737,482
1.38%, 01/31/20	1,500	1,515,045
1.38%, 02/29/20	3,400	3,432,164
1.38%, 03/31/20	800	807,456
1.38%, 08/31/20	2,600	2,618,902
1.38%, 09/30/20	4,000	4,027,520
1.38%, 01/31/21	2,800	2,813,888
1.38%, 04/30/21	3,500	3,512,950
1.50%, 08/31/18	3,180	3,217,269
1.50%, 12/31/18	2,000	2,025,080
1.50%, 01/31/19	2,800	2,836,092
1.50%, 02/28/19	600	607,890

Security	Principal (000s)	Value
1.50%, 05/31/19	$500	$506,970
1.50%, 10/31/19	4,000	4,057,840
1.50%, 11/30/19	4,800	4,869,216
1.50%, 05/31/20	1,500	1,519,305
1.63%, 04/30/19	90	91,522
1.63%, 06/30/19	1,000	1,017,300
1.63%, 07/31/19	6,250	6,360,750
1.63%, 12/31/19	2,060	2,097,101
1.63%, 07/31/20	3,400	3,457,086
1.63%, 11/30/20	1,100	1,117,479
1.75%, 10/31/18	1,100	1,118,986
1.75%, 09/30/19	2,000	2,043,600
1.75%, 10/31/20	800	816,928
1.75%, 12/31/20	3,000	3,062,190
1.88%, 10/31/17	700	708,057
1.88%, 06/30/20	500	513,155
2.00%, 07/31/20	1,500	1,546,155
2.00%, 09/30/20	2,000	2,061,980
2.00%, 11/30/20	3,300	3,401,574
2.00%, 05/31/21	1,800	1,855,602
2.13%, 08/31/20	5,000	5,175,900
2.13%, 01/31/21	1,500	1,553,820
2.13%, 06/30/21	5,000	5,183,900
2.13%, 09/30/21	2,250	2,332,710
2.25%, 11/30/17	400	406,468
2.25%, 07/31/18	1,000	1,024,410
2.25%, 03/31/21	2,000	2,083,060
2.25%, 07/31/21	2,000	2,084,360
2.38%, 05/31/18	1,800	1,843,848
2.38%, 06/30/18	4,550	4,665,388
2.38%, 12/31/20	4,000	4,184,480
2.63%, 08/15/20	6,190	6,522,155
2.75%, 12/31/17	6,000	6,138,480
2.75%, 02/28/18	3,965	4,067,654
2.75%, 02/15/19	3,500	3,645,740
3.13%, 05/15/19	130	137,080
3.13%, 05/15/21	1,000	1,080,190
3.63%, 08/15/19	1,000	1,072,650
3.63%, 02/15/20	1,800	1,948,212
3.63%, 02/15/21	4,500	4,944,195
4.00%, 08/15/18	1,200	1,268,316
4.25%, 11/15/17	2,000	2,072,520
7.88%, 02/15/21	2,000	2,552,780
8.75%, 05/15/20	1,700	2,148,800

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
8.88%, 02/15/19	$2,000	$2,364,640
9.13%, 05/15/18	250	281,920

		247,156,372

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $313,509,251)		315,029,872

SHORT-TERM INVESTMENTS — 5.85%

MONEY MARKET FUNDS — 5.85%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.72%[k,l]	30,413	30,415,770
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.29%[k,l],m	3,525	3,525,108

		33,940,878

TOTAL SHORT-TERM INVESTMENTS (Cost: $33,937,947)		33,940,878

TOTAL INVESTMENTS IN SECURITIES — 104.94%
(Cost: $604,891,224)[n]		608,791,491
Other Assets, Less Liabilities — (4.94)%		(28,678,353)

NET ASSETS — 100.00%		$580,113,138

CMT — Constant Maturity Treasury

FRN — Floating Rate Note

VRN — Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[e]	Variable rate note
[f]	Affiliated issuer. See Schedule 1.
[g]	Issuer is in default of interest payments.
[h]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[i]	Investments are denominated in U.S. dollars.
[j]	To-be-announced (TBA). See Note 1.
[k]	Affiliated money market fund.
[l]	The rate quoted is the annualized seven-day yield of the fund at period end.
[m]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[n]	The cost of investments for federal income tax purposes was $604,892,064. Net unrealized appreciation was $3,899,427, of which $5,141,440 represented gross unrealized appreciation on securities and $1,242,013 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
2.15%, 04/29/21	$—	$250	$—	$250	$252,045	$2,118	$—
2.25%, 07/02/19	—	250	—	250	254,105	1,172	—
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20	400	—	—	400	440,612	9,603	—
6.70%, 06/10/19	75	—	—	75	84,569	1,927	—

					$1,031,331	$14,820	$—

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Asset-backed securities	$—	$3,953,706	$—		$3,953,706
Collateralized mortgage obligations	—	974,018	—		974,018
Corporate bonds & notes	—	212,799,796	0	[a]	212,799,796
Foreign government obligations	—	42,093,221	—		42,093,221
U.S. government & agency obligations	—	315,029,872	—		315,029,872
Money market funds	33,940,878	—	—		33,940,878

Total	$33,940,878	$574,850,613	$0	[a]	$608,791,491

[a]	Rounds to less than $1.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
CORPORATE BONDS & NOTES — 21.99%

AUSTRALIA — 0.75%
Asciano Finance Ltd.
5.25%, 05/19/25	AUD	50	$38,575
Aurizon Network Pty Ltd.
2.00%, 09/18/24[a]	EUR	100	113,735
Australia & New Zealand Banking Group Ltd.
0.38%, 11/19/19[a]	EUR	100	111,369
BHP Billiton Finance Ltd. Series 11
3.25%, 09/25/24	GBP	100	131,727
Commonwealth Bank of Australia
1.38%, 01/22/19[a]	EUR	100	113,474
3.75%, 10/18/19	AUD	200	156,884
National Australia Bank Ltd.
2.25%, 06/06/25[a]	EUR	100	126,611
4.25%, 05/20/19[a]	AUD	100	79,241
VRN, (3 mo. Euribor + 2.850%)
6.75%, 06/26/23 (Call 06/26/18)	EUR	50	60,482
Origin Energy Finance Ltd.
2.88%, 10/11/19	EUR	100	116,312
Tasmanian Public Finance Corp.
4.00%, 06/11/24[a]	AUD	40	33,469
Telstra Corp. Ltd.
4.00%, 09/16/22[a]	AUD	50	39,833
Wesfarmers Ltd.
3.66%, 11/18/20[a]	AUD	100	77,225
Westpac Banking Corp.
1.50%, 03/24/21[a]	EUR	100	116,827
3.25%, 01/22/20	AUD	100	77,340

			1,393,104
AUSTRIA — 0.42%
Autobahnen- und Schnellstrassen-Finanzierungs-AG
0.63%, 09/15/22[a]	EUR	100	113,626
4.38%, 07/08/19[a]	EUR	50	61,683
Hypo Tirol Bank AG
0.50%, 02/11/21[a]	EUR	100	111,309

Security		Principal (000s)	Value
KAF Karntner Ausgleichszahlungs-Fonds
0.00%, 01/14/32[a]	EUR	150	$146,593
Novomatic AG
1.63%, 09/20/23	EUR	25	27,925
OeBB Infrastruktur AG
1.00%, 11/18/24[a]	EUR	50	58,207
3.38%, 05/18/32	EUR	50	73,829
OMV AG
4.25%, 10/12/21[a]	EUR	50	65,522
UniCredit Bank Austria AG
4.13%, 02/24/21	EUR	100	129,332

			788,026
BELGIUM — 0.38%
Anheuser-Busch InBev SA/NV
0.80%, 04/20/23[a]	EUR	50	55,898
2.00%, 03/17/28[a]	EUR	50	59,629
2.75%, 03/17/36[a]	EUR	100	126,540
Belfius Bank SA/NV
1.38%, 06/05/20[a]	EUR	100	115,700
Dexia Credit Local SA
0.75%, 01/25/23[a]	EUR	100	113,609
Eandis System Operator SCRL
1.75%, 12/04/26[a]	EUR	100	119,213
KBC Bank NV
0.45%, 01/22/22[a]	EUR	100	112,635

			703,224
CANADA — 1.71%
407 International Inc.
3.98%, 09/11/52 (Call 06/11/52)	CAD	25	20,205
Bank of Montreal
0.75%, 09/21/22[a]	EUR	150	170,742
2.84%, 06/04/20	CAD	100	78,336
VRN, (3 mo. CDOR + 1.080%)
3.12%, 09/19/24 (Call 09/19/19)[a]	CAD	50	37,816
Bank of Nova Scotia (The)
0.38%, 03/10/23[a]	EUR	150	166,681
2.27%, 01/13/20	CAD	100	76,568
VRN, (3 mo. CDOR + 2.190%)
3.37%, 12/08/25 (Call 12/08/20)[a]	CAD	100	76,621

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Bell Canada Inc.
3.00%, 10/03/22 (Call 09/03/22)	CAD	50	$38,945
Series M-26
3.35%, 03/22/23 (Call 12/22/22)	CAD	100	79,092
Brookfield Asset Management Inc.
4.54%, 03/31/23	CAD	150	122,767
Canadian Imperial Bank of Commerce/Canada
1.70%, 10/09/18	CAD	50	37,628
2.35%, 10/18/17	CAD	200	151,114
CU Inc.
3.96%, 07/27/45 (Call 01/27/45)	CAD	25	20,142
Enbridge Gas Distribution Inc.
4.00%, 08/22/44 (Call 02/22/44)[a]	CAD	50	40,460
Fairfax Financial Holdings Ltd.
4.50%, 03/22/23	CAD	100	77,780
Greater Toronto Airports Authority
1.51%, 02/16/21	CAD	100	75,063
Hydro One Inc.
6.93%, 06/01/32	CAD	70	74,810
Hydro-Quebec
5.00%, 02/15/50	CAD	50	54,272
6.50%, 02/15/35	CAD	100	113,572
9.63%, 07/15/22	CAD	320	344,385
Manufacturers life Insurance Co. (The)
VRN, (3 mo. CDOR + 1.570%)
3.18%, 11/22/27 (Call 11/22/22)[a]	CAD	50	38,868
National Bank of Canada
0.00%, 09/29/23	EUR	100	107,852
North West Redwater Partnership/NWR Financing Co. Ltd.
Series G
4.75%, 06/01/37 (Call 12/01/36)[a]	CAD	50	42,979

Security		Principal (000s)	Value
Pembina Pipeline Corp.
4.81%, 03/25/44 (Call 09/25/43)[a]	CAD	25	$19,354
Rogers Communications Inc.
6.11%, 08/25/40 (Call 02/25/40)	CAD	25	23,637
Royal Bank of Canada
1.40%, 04/26/19	CAD	300	224,833
1.92%, 07/17/20	CAD	200	151,308
2.77%, 12/11/18	CAD	100	76,926
Shaw Communications Inc.
6.75%, 11/09/39	CAD	50	45,498
Suncor Energy Inc.
5.80%, 05/22/18	CAD	100	79,672
TD Capital Trust III
VRN, (6 mo. CDOR + 4.300%)
7.24%, 12/29/49 (Call 12/31/18)[a]	CAD	150	124,415
TELUS Corp.
2.35%, 03/28/22 (Call 02/28/22)	CAD	100	75,275
3.35%, 04/01/24 (Call 01/02/24)	CAD	100	78,366
Toronto-Dominion Bank (The)
0.63%, 07/29/19[a]	EUR	100	111,921
VRN, (3 mo. CDOR + 1.830%)
2.98%, 09/30/25 (Call 09/30/20)	CAD	25	18,868
TransCanada PipeLines Ltd.
4.35%, 06/06/46 (Call 12/06/45)	CAD	50	39,464
Union Gas Ltd.
4.88%, 06/21/41 (Call 12/21/40)	CAD	50	45,196
Wells Fargo Canada Corp.
3.04%, 01/29/21	CAD	50	39,343

			3,200,774
DENMARK — 0.30%
AP Moeller – Maersk A/S
1.50%, 11/24/22[a]	EUR	100	112,509
Danske Bank A/S
0.75%, 05/04/20[a]	EUR	100	112,049
4.13%, 11/26/19	EUR	50	62,011

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
DONG Energy A/S
4.88%, 12/16/21[a]	EUR	50	$67,327
Nordea Kredit Realkreditaktieselskab
Series C2
3.00%, 10/01/44	DKK	685	104,262
Nykredit Realkredit A/S Series 01E
2.00%, 10/01/47	DKK	692	99,222

			557,380
FINLAND — 0.06%
OP Mortgage Bank
0.25%, 11/23/20[a]	EUR	100	111,367

			111,367
FRANCE — 3.88%
Air Liquide Finance SA
1.88%, 06/05/24[a]	EUR	100	120,314
Airbus Group Finance BV
0.88%, 05/13/26 (Call 02/13/26)[a]	EUR	100	111,294
Arkea Home Loans SFH
2.38%, 07/11/23[a]	EUR	100	126,414
Autoroutes du Sud de la France SA
5.63%, 07/04/22	EUR	100	142,493
AXA SA
VRN, (3 mo. Euribor + 3.050%)
5.25%, 04/16/40 (Call 04/16/20)[a]	EUR	50	61,077
VRN, (3 mo. LIBOR GBP + 2.750%)
6.69%, 07/29/49 (Call 07/06/26)	GBP	50	67,607
Banque Federative du Credit Mutuel SA
1.63%, 01/11/18	EUR	100	111,826
1.63%, 01/19/26[a]	EUR	100	117,580
BNP Paribas Home Loan Co.
3.38%, 01/12/17	EUR	50	55,201
BNP Paribas Home Loan SFH SA
3.75%, 01/11/21[a]	EUR	100	127,931

Security		Principal (000s)	Value
BNP Paribas SA
2.00%, 01/28/19	EUR	100	$114,426
2.38%, 05/20/24[a]	EUR	50	61,749
VRN, (5 year EUR Swap + 1.830%)
2.63%, 10/14/27 (Call 10/14/22)[a]	EUR	100	113,373
VRN, (5 year EUR Swap + 1.650%)
2.88%, 03/20/26 (Call 03/20/21)[a]	EUR	100	114,866
Bouygues SA
4.00%, 02/12/18[a]	EUR	50	57,633
BPCE SA
2.00%, 04/24/18[a]	EUR	100	112,934
VRN, (5 year EUR Swap + 2.370%)
2.75%, 11/30/27 (Call 11/30/22)[a]	EUR	100	113,992
BPCE SFH SA
0.38%, 02/10/23[a]	EUR	200	224,337
Caisse Centrale du Credit Immobilier de France SA
1.13%, 04/22/19	EUR	100	113,543
Carrefour SA
4.00%, 04/09/20[a]	EUR	50	62,108
Cie. de Financement Foncier SA
0.38%, 09/17/19	EUR	100	111,550
2.25%, 10/13/21	CHF	400	458,489
Cie. de Saint-Gobain
4.50%, 09/30/19[a]	EUR	100	123,577
CNP Assurances
VRN, (5 year EUR Swap + 4.100%)
4.00%, 11/29/49 (Call 11/18/24)[a]	EUR	100	109,483
Credit Agricole Home Loan SFH SA
0.13%, 08/28/20[a]	EUR	200	222,339
Credit Agricole SA
2.63%, 03/17/27[a]	EUR	100	114,133
3.90%, 04/19/21[a]	EUR	50	62,919
Credit Agricole SA/London
2.38%, 11/27/20[a]	EUR	100	119,329

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Credit Mutuel-CIC Home Loan SFH
1.13%, 02/06/19[a]	EUR	100	$113,129
Danone SA
0.71%, 11/03/24 (Call 08/03/24)[a]	EUR	100	108,943
1.25%, 05/30/24 (Call 02/29/24)[a]	EUR	100	114,114
Dexia Credit Local SA
0.04%, 12/11/19[a]	EUR	50	55,059
0.25%, 03/19/20[a]	EUR	50	55,429
2.13%, 02/12/25[a]	GBP	100	124,940
Electricite de France SA
2.75%, 03/10/23[a]	EUR	100	124,145
4.50%, 11/12/40[a]	EUR	50	77,535
5.50%, 10/17/41[a]	GBP	100	160,677
Engie SA
1.50%, 03/13/35 (Call 12/13/34)[a]	EUR	100	113,315
7.00%, 10/30/28	GBP	50	91,696
La Banque Postale Home Loan SFH
0.50%, 01/18/23[a]	EUR	50	56,506
La Banque Postale SA
4.38%, 11/30/20	EUR	100	126,734
La Poste SA
1.13%, 06/04/25[a]	EUR	100	114,458
Orange SA
VRN, (5 year EUR Swap + 3.361%)
4.00%, 10/29/49 (Call 10/01/21)[a]	EUR	100	116,832
8.13%, 11/20/28[a]	GBP	50	94,979
Pernod Ricard SA
1.88%, 09/28/23 (Call 06/28/23)[a]	EUR	100	119,227
RCI Banque SA
0.50%, 09/15/23 (Call 06/15/23)[a]	EUR	100	107,420
Regie Autonome des Transports Parisiens
2.88%, 09/09/22	EUR	50	63,915
RTE Reseau de Transport d’Electricite SA
1.63%, 11/27/25 (Call 08/27/25)[a]	EUR	100	118,352

Security		Principal (000s)	Value
Sanofi
1.75%, 09/10/26 (Call 06/10/26)[a]	EUR	100	$120,301
Schneider Electric SE
1.50%, 09/08/23 (Call 06/08/23)[a]	EUR	100	117,129
SNCF Mobilites Group
4.63%, 02/02/24	EUR	50	72,173
SNCF Reseau
1.00%, 11/09/31[a]	EUR	100	109,123
4.25%, 10/07/26[a]	EUR	100	148,039
4.50%, 01/30/24[a]	EUR	150	215,132
5.25%, 12/07/28[a]	GBP	50	81,078
Societe Generale SA
VRN, (5 year EUR Swap + 1.830%)
2.50%, 09/16/26 (Call 09/16/21)[a]	EUR	100	112,266
Societe Generale SFH SA
2.88%, 03/14/19	EUR	100	117,871
Suez
1.25%, 05/19/28 (Call 02/19/28)[a]	EUR	100	113,494
Total Capital Canada Ltd.
1.13%, 03/18/22[a]	EUR	100	114,643
TOTAL SA
VRN, (5 year EUR Swap + 1.861%)
2.25%, 12/29/49 (Call 02/26/21)[a]	EUR	100	108,913
Unibail-Rodamco SE
3.88%, 11/05/20[a]	EUR	100	126,268
Veolia Environnement SA
4.38%, 12/11/20	EUR	100	128,622
6.13%, 11/25/33	EUR	25	46,750

			7,241,724
GERMANY — 2.97%
Aareal Bank AG
1.00%, 06/28/18	EUR	50	55,923
Allianz SE
VRN, (5 year CHF Swap (vs 6 month LIBOR) + 2.573%)
3.25%, 02/28/49 (Call 07/04/19)	CHF	50	53,312

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
VRN, (10 mo. Euribor ICE Swap + 3.200%)
3.38%, 09/29/49 (Call 09/18/24)[a]	EUR	100	$112,087
BASF SE
0.88%, 10/06/31 (Call 07/06/31)[a]	EUR	100	106,133
Bayer AG
VRN, (5 year EUR Swap + 2.007%)
2.38%, 04/02/75 (Call 10/02/22)[a]	EUR	25	26,437
Bayerische Landesbank
0.75%, 01/20/26[a]	EUR	100	114,607
Berlin Hyp AG
1.38%, 05/30/17	EUR	50	55,326
Bertelsmann SE & Co. KGaA
1.75%, 10/14/24 (Call 07/14/24)[a]	EUR	100	119,701
BMW Finance NV
1.00%, 01/21/25[a]	EUR	50	56,692
Brenntag Finance BV
5.50%, 07/19/18[a]	EUR	50	59,787
Commerzbank AG
0.05%, 07/11/24[a]	EUR	100	108,758
1.00%, 02/05/19[a]	EUR	50	56,339
4.00%, 03/23/26[a]	EUR	25	27,650
Continental Rubber of America Corp.
0.50%, 02/19/19	EUR	100	110,678
Daimler AG
0.63%, 03/05/20[a]	EUR	200	223,286
Daimler Canada Finance Inc.
1.78%, 08/19/19[a]	CAD	50	37,475
Deutsche Bahn Finance BV
0.63%, 09/26/28[a]	EUR	50	53,678
0.88%, 07/11/31[a]	EUR	20	21,384
Deutsche Bank AG
1.13%, 03/17/25[a]	EUR	100	102,982
Deutsche Pfandbriefbank AG
0.50%, 01/19/23[a]	EUR	100	112,505
Deutsche Post AG
0.38%, 04/01/21 (Call 01/01/21)[a]	EUR	25	27,681

Security		Principal (000s)	Value
Deutsche Telekom International Finance BV
1.50%, 04/03/28[a]	EUR	75	$85,467
2.00%, 10/30/19	EUR	50	58,053
E.ON International Finance BV
6.38%, 06/07/32	GBP	50	85,896
EnBW International Finance BV
6.13%, 07/07/39	EUR	30	55,229
HSH Finanzfonds AoeR
0.13%, 09/20/24	EUR	100	108,601
innogy Finance BV
6.25%, 06/03/30	GBP	50	80,020
KfW
0.00%, 09/15/23	EUR	200	220,839
0.05%, 05/30/24	EUR	50	55,340
0.13%, 06/01/20	EUR	50	55,784
0.63%, 07/04/22	EUR	200	229,705
1.25%, 10/17/19	EUR	50	57,523
1.25%, 07/04/36[a]	EUR	110	130,832
1.38%, 02/01/21[a]	GBP	120	149,896
1.75%, 10/29/19	CAD	50	37,958
2.13%, 08/15/23	EUR	50	63,501
2.75%, 04/16/20[a]	AUD	100	77,287
3.38%, 01/18/21	EUR	50	63,530
3.88%, 01/21/19	EUR	50	60,113
5.00%, 03/19/24	AUD	70	61,345
6.00%, 08/20/20	AUD	50	43,064
6.00%, 12/07/28	GBP	50	90,143
Landesbank Baden-Wuerttemberg
0.38%, 01/29/19[a]	EUR	300	330,567
Landesbank Hessen-Thueringen Girozentrale
1.00%, 02/25/19[a]	EUR	100	112,817
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.38%, 04/13/26[a]	EUR	30	33,226
Landwirtschaftliche Rentenbank
0.38%, 01/22/24[a]	EUR	100	112,562
1.25%, 05/20/22[a]	EUR	50	59,324
1.50%, 12/23/19[a]	GBP	50	62,702
2.70%, 01/20/20	AUD	50	38,531
2.70%, 09/05/22[a]	AUD	70	53,440
Linde AG Series 10
2.00%, 04/18/23[a]	EUR	50	60,759

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Merck KGaA
VRN, (5 year EUR Swap + 2.184%)
2.63%, 12/12/74 (Call 06/12/21)[a]	EUR	25	$28,364
METRO AG
1.38%, 10/28/21[a]	EUR	100	114,371
Muenchener Hypothekenbank eG
2.50%, 07/04/28	EUR	100	133,140
Norddeutsche Landesbank Girozentrale
0.03%, 01/31/19[a]	EUR	50	55,161
NRW Bank
0.50%, 05/11/26[a]	EUR	50	55,797
1.25%, 10/22/18[a]	EUR	50	56,503
SAP SE
2.13%, 11/13/19[a]	EUR	100	117,069
Siemens Financieringsmaatschappij NV
2.88%, 03/10/28[a]	EUR	50	67,876
Volkswagen Financial Services NV
1.75%, 04/17/20[a]	GBP	25	30,627
Volkswagen International Finance NV
2.00%, 03/26/21[a]	EUR	100	117,054
VRN, (7 year EUR Swap + 2.200%)
2.50%, 12/29/49 (Call 03/20/22)[a]	EUR	25	26,144
VRN, (12 year EUR Swap + 2.967%)
4.63%, 03/29/49 (Call 03/24/26)[a]	EUR	50	56,052
Vonovia Finance BV
1.50%, 06/10/26[a]	EUR	100	113,086
VW Credit Canada Inc.
2.80%, 08/20/18	CAD	100	75,724
WL BANK AG Westfaelische Landschaft Bodenkreditbank
0.75%, 02/02/26[a]	EUR	100	114,590

			5,538,033

Security		Principal (000s)	Value
HONG KONG — 0.06%
Hutchison Whampoa Finance 14 Ltd.
1.38%, 10/31/21[a]	EUR	100	$113,725

			113,725
INDIA — 0.06%
Bharti Airtel International Netherlands BV
3.38%, 05/20/21[a]	EUR	100	119,348

			119,348
IRELAND — 0.13%
Bank of Ireland
3.25%, 01/15/19[a]	EUR	100	116,758
CRH Finance Germany GmbH
1.75%, 07/16/21 (Call 04/16/21)[a]	EUR	100	116,158

			232,916
ISRAEL — 0.06%
Teva Pharmaceutical Finance Netherlands II BV
1.25%, 03/31/23 (Call 12/31/22)[a]	EUR	100	111,521

			111,521
ITALY — 0.77%
Assicurazioni Generali SpA
VRN, (3 mo. Euribor + 7.113%)
7.75%, 12/12/42 (Call 12/12/22)[a]	EUR	100	129,352
Autostrade per l’Italia SpA
1.13%, 11/04/21[a]	EUR	100	113,652
Banca Monte dei Paschi di Siena SpA
2.88%, 04/16/59[a]	EUR	100	119,896
Enel Finance International NV
5.63%, 08/14/24[a]	GBP	100	149,482
Eni SpA
1.75%, 01/18/24[a]	EUR	100	117,406
Intesa Sanpaolo SpA
0.63%, 01/20/22[a]	EUR	100	112,989
1.38%, 12/18/25[a]	EUR	100	117,985
Snam SpA
0.88%, 10/25/26	EUR	100	108,064

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Terna Rete Elettrica Nazionale SpA
0.88%, 02/02/22[a]	EUR	100	$112,468
UniCredit SpA
3.25%, 01/14/21[a]	EUR	150	178,285
Unione di Banche Italiane SpA
1.00%, 01/27/23[a]	EUR	150	172,665

			1,432,244
JAPAN — 0.27%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
0.88%, 03/11/22[a]	EUR	100	111,918
East Japan Railway Co.
4.50%, 01/25/36	GBP	50	78,338
Nomura Europe Finance NV
1.50%, 05/12/21[a]	EUR	100	113,521
Sumitomo Mitsui Financial Group Inc.
1.55%, 06/15/26[a]	EUR	100	112,677
Toyota Motor Credit Corp.
4.00%, 12/07/17[a]	GBP	75	94,869

			511,323
LIECHTENSTEIN — 0.06%
LGT Bank AG
1.88%, 02/08/23	CHF	100	112,499

			112,499
MEXICO — 0.15%
America Movil SAB de CV
3.00%, 07/12/21	EUR	100	122,439
4.75%, 06/28/22	EUR	50	67,247
Petroleos Mexicanos
2.75%, 04/21/27[a]	EUR	100	96,371

			286,057
NETHERLANDS — 1.60%
ABN AMRO Bank NV
0.88%, 01/14/26[a]	EUR	100	115,316
1.88%, 07/31/19[a]	EUR	100	116,031
VRN, (5 year EUR Swap + 2.350%)
2.88%, 06/30/25 (Call 06/30/20)[a]	EUR	100	115,583
4.75%, 01/11/19[a]	EUR	100	120,983
Aegon Bank NV
0.25%, 05/25/55[a]	EUR	100	110,026

Security		Principal (000s)	Value
Akzo Nobel NV
1.13%, 04/08/26 (Call 01/08/26)[a]	EUR	100	$112,467
ASML Holding NV
1.38%, 07/07/26 (Call 04/07/26)[a]	EUR	100	111,986
Bank Nederlandse Gemeenten NV
0.38%, 01/14/22[a]	EUR	50	56,191
1.00%, 01/12/26[a]	EUR	100	116,516
1.88%, 06/06/19[a]	EUR	50	57,943
2.25%, 07/17/23[a]	EUR	80	100,696
BMW Finance NV
0.88%, 11/17/20[a]	EUR	150	169,387
Citycon Treasury BV
2.38%, 09/16/22 (Call 06/16/22)[a]	EUR	100	119,250
Cooperatieve Rabobank UA
3.88%, 07/25/23[a]	EUR	100	127,150
Series 2541
4.00%, 09/19/22	GBP	50	68,517
4.13%, 01/14/20	EUR	150	185,637
VRN, (6 mo. LIBOR CHF + 2.800%)
5.50%, 06/29/49 (Call 06/27/18)	CHF	100	108,049
Heineken NV
2.13%, 08/04/20[a]	EUR	100	117,635
ING Bank NV
0.70%, 04/16/20[a]	EUR	100	111,760
4.00%, 01/17/20	EUR	200	249,117
Koninklijke KPN NV
5.63%, 09/30/24[a]	EUR	50	74,974
Nederlandse Waterschapsbank NV
0.50%, 04/29/30[a]	EUR	100	106,342
NN Group NV
1.00%, 03/18/22[a]	EUR	100	113,193
Shell International Finance BV
0.88%, 08/21/28	CHF	75	80,999
1.25%, 03/15/22[a]	EUR	100	115,266
TenneT Holding BV
1.00%, 06/13/26 (Call 03/13/26)[a]	EUR	100	112,096

			2,993,110

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
NORWAY — 0.35%
DNB Bank ASA
4.38%, 02/24/21[a]	EUR	100	$128,885
DNB Boligkreditt AS
0.38%, 01/14/21[a]	EUR	100	111,737
1.88%, 06/18/19[a]	EUR	100	115,594
SpareBank 1 Boligkreditt AS
1.50%, 01/20/20[a]	EUR	100	115,454
Statoil ASA
1.25%, 02/17/27 (Call 11/17/26)[a]	EUR	100	113,618
5.63%, 03/11/21[a]	EUR	50	67,898

			653,186
PORTUGAL — 0.09%
Caixa Geral de Depositos SA
1.00%, 01/27/22[a]	EUR	100	112,182
EDP Finance BV
4.13%, 06/29/20	EUR	50	61,643

			173,825
SPAIN — 1.29%
Adif – Alta Velocidad
1.88%, 09/22/22[a]	EUR	100	118,089
Ayt Cedulas Cajas Global
4.25%, 06/14/18	EUR	100	117,389
AyT Cedulas Cajas X Fondo de Titulizacion de Activos Series X
3.75%, 06/30/25	EUR	100	137,354
Banco Bilbao Vizcaya Argentaria SA
0.63%, 05/17/21[a]	EUR	200	225,908
Banco Popular Espanol SA
2.13%, 10/08/19[a]	EUR	100	116,692
Banco Santander SA
1.13%, 11/27/24[a]	EUR	100	115,946
Bankia SA
1.00%, 03/14/23[a]	EUR	200	229,810
CaixaBank SA
0.63%, 11/12/20[a]	EUR	200	224,856
Deutsche Bank SA Espanola
1.13%, 01/20/23[a]	EUR	100	114,611
Gas Natural Fenosa Finance BV
1.25%, 04/19/26 (Call 01/19/26)[a]	EUR	100	111,974

Security		Principal (000s)	Value
Iberdrola Finanzas SA
4.13%, 03/23/20	EUR	50	$62,198
Iberdrola International BV
1.13%, 01/27/23[a]	EUR	100	113,798
Programa Cedulas TDA Fondo de Titulizacion de Activos Series A4
4.13%, 04/10/21	EUR	100	128,906
Repsol International Finance BV
4.88%, 02/19/19[a]	EUR	100	121,533
Santander International Debt SAU
4.13%, 10/04/17[a]	EUR	50	56,910
Santander Issuances SAU
2.50%, 03/18/25[a]	EUR	100	108,055
Telefonica Emisiones SAU
1.48%, 09/14/21[a]	EUR	100	114,531
4.69%, 11/11/19[a]	EUR	100	124,297
5.29%, 12/09/22[a]	GBP	50	71,868

			2,414,725
SWEDEN — 1.13%
Lansforsakringar Hypotek AB
0.25%, 04/12/23	EUR	100	110,182
Nordea Bank AB
1.38%, 04/12/18[a]	EUR	100	111,892
4.00%, 07/11/19[a]	EUR	100	121,273
Nordea Hypotek AB Series 5531
1.00%, 04/08/22	SEK	2,500	284,678
Skandinaviska Enskilda Banken AB
1.88%, 11/14/19[a]	EUR	100	115,678
3.00%, 06/19/19	SEK	2,000	240,498
Stadshypotek AB
1.63%, 10/30/20[a]	EUR	100	117,323
Series 1581
3.00%, 12/19/18	SEK	1,000	118,679
Svenska Handelsbanken AB
2.25%, 08/27/20[a]	EUR	100	118,478
Sveriges Sakerstallda Obligationer AB
0.38%, 10/05/20	EUR	100	111,768

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Swedbank Hypotek AB Series 187
3.75%, 09/19/18	SEK	2,000	$238,855
Series 180
5.70%, 05/12/20	SEK	1,000	133,104
Telia Co. AB
4.00%, 03/22/22[a]	EUR	100	130,320
TeliaSonera AB
4.75%, 11/16/21	EUR	50	66,835
Vattenfall AB
6.25%, 03/17/21[a]	EUR	60	82,892

			2,102,455
SWITZERLAND — 0.45%
Cloverie PLC for Zurich Insurance Co. Ltd.
VRN, (3 mo. Euribor + 5.850%)
7.50%, 07/24/39 (Call 07/24/19)	EUR	50	63,869
Credit Suisse AG/London
1.38%, 11/29/19[a]	EUR	200	227,174
4.75%, 08/05/19	EUR	50	61,712
Glencore Finance Europe SA
2.63%, 12/03/18[a]	CHF	150	158,335
Holcim Finance Luxembourg SA
1.38%, 05/26/23 (Call 02/26/23)[a]	EUR	100	114,167
Novartis Finance SA
0.63%, 09/20/28[a]	EUR	100	106,959
UBS AG/London
1.25%, 09/03/21[a]	EUR	100	114,803

			847,019
UNITED KINGDOM — 2.83%
Aviva PLC
VRN, (5 year EUR Swap + 3.480%)
3.88%, 07/03/44 (Call 07/03/24)[a]	EUR	100	113,091
VRN, (6 mo. LIBOR GBP + 1.880%)
5.90%, 11/29/49 (Call 07/27/20)	GBP	25	31,444
Bank of Scotland PLC
4.88%, 12/20/24	GBP	125	188,267

Security		Principal (000s)	Value
Barclays Bank PLC
10.00%, 05/21/21[a]	GBP	100	$153,984
Barclays PLC
1.88%, 03/23/21[a]	EUR	100	112,597
BAT International Finance PLC
0.88%, 10/13/23 (Call 07/13/23)[a]	EUR	100	110,914
7.25%, 03/12/24	GBP	50	81,916
BG Energy Capital PLC
1.25%, 11/21/22 (Call 08/21/22)[a]	EUR	100	114,916
BP Capital Markets PLC
1.95%, 03/03/25[a]	EUR	150	178,483
British Telecommunications PLC
1.13%, 03/10/23[a]	EUR	100	112,254
Centrica PLC
7.00%, 09/19/33[a]	GBP	50	94,668
Coventry Building Society
4.63%, 04/19/18[a]	GBP	100	128,938
Eastern Power Networks PLC
5.75%, 03/08/24[a]	GBP	50	76,518
FCE Bank PLC
1.88%, 06/24/21[a]	EUR	100	115,759
GlaxoSmithKline Capital PLC
6.38%, 03/09/39	GBP	50	98,979
Hammerson PLC
7.25%, 04/21/28	GBP	25	42,953
Heathrow Funding Ltd.
5.23%, 02/15/23[a]	GBP	50	72,570
6.45%, 12/10/31[a]	GBP	50	89,246
HSBC Bank PLC
6.50%, 07/07/23[a]	GBP	50	74,418
HSBC Holdings PLC
VRN, (5 year EUR Swap + 1.950%)
3.38%, 01/10/24 (Call 01/10/19)[a]	EUR	100	115,179
6.50%, 05/20/24[a]	GBP	100	152,864
6.75%, 09/11/28[a]	GBP	50	73,961
Imperial Brands Finance PLC
5.00%, 12/02/19[a]	EUR	100	125,697

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Land Securities Capital Markets PLC
VRN, (3 mo. LIBOR GBP + 1.128%)
5.39%, 03/31/27 (Call 03/31/25)	GBP	50	$76,718
Legal & General Finance PLC
5.88%, 04/05/33	GBP	25	41,230
Lloyds Bank PLC
6.50%, 03/24/20[a]	EUR	50	64,423
7.50%, 04/15/24[a]	GBP	100	166,490
Nationwide Building Society
0.75%, 06/25/19[a]	EUR	100	112,107
1.13%, 06/03/22[a]	EUR	100	112,465
Network Rail Infrastructure Finance PLC
4.63%, 07/21/20	GBP	200	279,105
4.75%, 01/22/24	GBP	50	75,775
4.75%, 11/29/35	GBP	50	86,855
NGG Finance PLC
VRN, (7 year EUR Swap + 2.880%)
4.25%, 06/18/76 (Call 06/18/20)[a]	EUR	100	117,709
Orbit Capital PLC
3.50%, 03/24/45[a]	GBP	100	127,866
Prudential PLC
6.13%, 12/19/31[a]	GBP	50	74,408
Royal Bank of Scotland PLC (The)
5.50%, 03/23/20	EUR	50	63,836
RSA Insurance Group PLC
VRN, (5 year UK Government Bond + 8.475%)
9.38%, 05/20/39 (Call 05/20/19)	GBP	50	70,697
Santander UK PLC
0.25%, 08/09/21	EUR	100	110,713
1.63%, 11/26/20[a]	EUR	100	116,920
Sky PLC
1.50%, 09/15/21[a]	EUR	100	113,968
Southern Gas Networks PLC Series A7
4.88%, 03/21/29	GBP	50	77,552

Security		Principal (000s)	Value
Southern Water Services Finance Ltd.
6.19%, 03/31/29[a]	GBP	25	$42,950
SSE PLC
VRN, (5 year GBP Swap + 2.342%)
3.88%, 12/29/49 (Call 09/10/20)[a]	GBP	100	122,700
Standard Chartered PLC
3.63%, 11/23/22[a]	EUR	100	117,305
Standard Life PLC
VRN, (5 year UK Government Bond + 2.850%)
6.75%, 07/29/49 (Call 07/12/27)	GBP	25	34,567
Thames Water Utilities Cayman Finance Ltd.
VRN, (3 mo. LIBOR GBP + 7.970%)
5.75%, 09/13/30 (Call 09/13/22)	GBP	50	71,356
Vodafone Group PLC
0.38%, 12/03/24	CHF	100	102,285
5.90%, 11/26/32	GBP	50	80,396
Wellcome Trust Ltd. (The)
1.13%, 01/21/27 (Call 10/21/26)[a]	EUR	100	114,140
Western Power Distribution West Midlands PLC
3.88%, 10/17/24 (Call 07/17/24)[a]	GBP	100	138,093
Yorkshire Building Society
1.25%, 03/17/22[a]	EUR	100	109,296

			5,281,541
UNITED STATES — 2.22%
3M Co.
0.38%, 02/15/22 (Call 11/15/21)	EUR	100	110,357
Amgen Inc.
0.41%, 03/08/23	CHF	100	102,134
Apple Inc.
3.05%, 07/31/29	GBP	100	130,805
AT&T Inc.
1.30%, 09/05/23	EUR	100	112,751
7.00%, 04/30/40	GBP	50	90,080

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Bank of America Corp.
2.38%, 06/19/24[a]	EUR	100	$120,613
6.13%, 09/15/21[a]	GBP	100	145,040
Berkshire Hathaway Inc.
1.13%, 03/16/27 (Call 12/16/26)	EUR	100	109,741
Citigroup Inc.
5.15%, 05/21/26	GBP	100	146,392
Coca-Cola Co. (The)
0.25%, 12/22/22[a]	CHF	50	51,421
1.63%, 03/09/35 (Call 12/09/34)	EUR	100	115,164
Eli Lilly & Co.
1.63%, 06/02/26 (Call 03/02/26)	EUR	100	118,131
GE Capital European Funding Unlimited Co.
5.38%, 01/23/20	EUR	150	192,302
GE Capital UK Funding
6.25%, 05/05/38	GBP	50	97,251
Goldman Sachs Group Inc. (The)
1.63%, 07/27/26[a]	EUR	100	109,067
2.88%, 06/03/26[a]	EUR	50	61,207
International Business Machines Corp.
1.13%, 09/06/24	EUR	100	114,262
JPMorgan Chase & Co.
0.50%, 12/04/23[a]	CHF	50	51,862
0.63%, 01/25/24 (Call 11/25/23)[a]	EUR	100	108,062
1.50%, 01/27/25[a]	EUR	150	171,813
Kraft Heinz Foods Co.
1.50%, 05/24/24 (Call 02/24/24)[a]	EUR	100	113,646
MasterCard Inc.
1.10%, 12/01/22 (Call 09/01/22)	EUR	100	113,393
McDonald’s Corp.
0.17%, 10/04/24	CHF	100	100,438
5.88%, 04/23/32	GBP	25	41,270
Metropolitan Life Global Funding I
0.88%, 01/20/22[a]	EUR	150	168,253

Security		Principal (000s)	Value
Microsoft Corp.
2.13%, 12/06/21 (Call 09/06/21)	EUR	100	$120,205
Mondelez International Inc.
0.63%, 12/30/21 (Call 11/30/21)[a]	CHF	50	51,736
Morgan Stanley
2.38%, 03/31/21	EUR	50	59,281
5.38%, 08/10/20	EUR	50	65,128
Philip Morris International Inc.
1.88%, 03/03/21	EUR	100	117,332
Procter & Gamble Co. (The)
2.00%, 08/16/22[a]	EUR	100	120,748
Prologis LP
1.38%, 05/13/21 (Call 02/13/21)	EUR	100	113,679
Toyota Motor Credit Corp.
1.00%, 03/09/21[a]	EUR	50	56,835
Verizon Communications Inc.
4.07%, 06/18/24[a]	GBP	100	137,543
Wal-Mart Stores Inc.
5.63%, 03/27/34	GBP	50	87,900
5.75%, 12/19/30	GBP	25	43,224
Walgreens Boots Alliance Inc.
2.13%, 11/20/26 (Call 08/20/26)	EUR	100	115,117
Wells Fargo & Co.
2.25%, 09/03/20[a]	EUR	100	117,794
3.50%, 09/12/29[a]	GBP	100	130,351
3.87%, 05/21/25	CAD	25	19,610

			4,151,938

TOTAL CORPORATE BONDS & NOTES
(Cost: $41,295,018)			41,071,064

FOREIGN GOVERNMENT OBLIGATIONS — 76.03%

AUSTRALIA — 2.47%
Australia Government Bond
2.25%, 05/21/28[a]	AUD	110	81,970
2.75%, 10/21/19[a]	AUD	200	156,776
2.75%, 11/21/27[a]	AUD	200	157,133
2.75%, 06/21/35[a]	AUD	120	89,665
3.00%, 03/21/47[a]	AUD	80	57,718
3.25%, 10/21/18[a]	AUD	150	117,673

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
3.25%, 04/21/25[a]	AUD	550	$450,248
3.25%, 04/21/29[a]	AUD	190	155,903
3.25%, 06/21/39[a]	AUD	80	63,069
4.25%, 04/21/26[a]	AUD	350	310,078
5.25%, 03/15/19[a]	AUD	300	247,101
5.50%, 01/21/18[a]	AUD	100	79,628
5.50%, 04/21/23[a]	AUD	300	275,584
5.75%, 05/15/21[a]	AUD	550	489,657
5.75%, 07/15/22[a]	AUD	300	274,853
Australian Capital Territory
2.50%, 05/21/26[a]	AUD	60	45,012
New South Wales Treasury Corp.
3.00%, 03/20/28	AUD	40	31,320
5.00%, 08/20/24	AUD	50	45,212
6.00%, 02/01/18	AUD	50	40,044
6.00%, 05/01/20	AUD	50	43,343
6.00%, 03/01/22	AUD	300	273,339
Queensland Treasury Corp.
3.25%, 07/21/28[b]	AUD	200	157,387
4.00%, 06/21/19[b]	AUD	200	160,490
4.25%, 07/21/23[b]	AUD	50	42,410
4.75%, 07/21/25[b]	AUD	50	44,348
6.00%, 02/21/18[a]	AUD	50	40,105
6.25%, 02/21/20[a]	AUD	50	43,260
South Australian Government Financing Authority
1.50%, 09/22/22[a]	AUD	100	72,776
5.00%, 05/20/21	AUD	80	68,461
Treasury Corp. of Victoria
5.50%, 11/15/18	AUD	50	40,890
5.50%, 12/17/24	AUD	200	187,363
6.00%, 10/17/22	AUD	80	74,159
Western Australian Treasury Corp.
2.50%, 07/22/20[a]	AUD	150	115,904
3.00%, 10/21/27	AUD	40	30,543
5.00%, 07/23/25[a]	AUD	50	44,800

			4,608,222
AUSTRIA — 1.15%
Republic of Austria Government Bond
0.75%, 10/20/26[b]	EUR	150	170,831
1.20%, 10/20/25[b]	EUR	200	238,954
1.50%, 11/02/86	EUR	40	42,752

Security		Principal (000s)	Value
1.65%, 10/21/24[b]	EUR	50	$61,745
1.75%, 10/20/23[b]	EUR	100	123,748
2.40%, 05/23/34[b]	EUR	90	125,267
3.15%, 06/20/44[b]	EUR	100	165,471
3.65%, 04/20/22[b]	EUR	350	465,921
3.80%, 01/26/62[b]	EUR	35	72,176
3.90%, 07/15/20[b]	EUR	300	382,051
4.15%, 03/15/37[b]	EUR	60	106,774
4.35%, 03/15/19[b]	EUR	100	122,383
4.85%, 03/15/26[b]	EUR	50	78,577

			2,156,650
BELGIUM — 1.84%
Belgium Government Bond
0.80%, 06/22/25[b]	EUR	80	91,862
1.00%, 06/22/31[b]	EUR	100	113,090
1.25%, 06/22/18[a]	EUR	300	339,035
1.60%, 06/22/47[b]	EUR	75	87,357
2.15%, 06/22/66[b]	EUR	40	51,458
2.25%, 06/22/23[a]	EUR	250	317,487
2.60%, 06/22/24[b]	EUR	100	130,823
3.00%, 09/28/19[a]	EUR	100	120,894
3.75%, 09/28/20[b]	EUR	100	127,705
3.75%, 06/22/45[a]	EUR	75	132,133
4.00%, 03/28/32[a]	EUR	150	242,115
4.25%, 09/28/21[b]	EUR	210	282,199
4.25%, 09/28/22[a]	EUR	200	277,570
4.25%, 03/28/41[b]	EUR	140	256,966
5.00%, 03/28/35[b]	EUR	210	392,570
5.50%, 03/28/28	EUR	275	471,197

			3,434,461
BULGARIA — 0.06%
Bulgaria Government International Bond
3.00%, 03/21/28[a]	EUR	100	119,197

			119,197
CANADA — 4.30%
Canada Government International Bond
2.75%, 12/01/64	CAD	40	38,581
Canada Housing Trust
1.70%, 12/15/17[b]	CAD	100	75,487
2.00%, 12/15/19[b]	CAD	100	77,220
2.35%, 12/15/18[b]	CAD	50	38,566
2.90%, 06/15/24[b]	CAD	50	41,117

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Canada Housing Trust No. 1
1.15%, 12/15/21[b]	CAD	200	$149,274
1.20%, 06/15/20[b]	CAD	100	75,340
1.25%, 06/15/21[b]	CAD	400	300,848
1.95%, 06/15/19[b]	CAD	300	230,489
2.25%, 12/15/25[b]	CAD	100	78,202
Canadian Government Bond
0.25%, 11/01/17	CAD	200	148,757
1.00%, 06/01/27	CAD	60	43,368
1.25%, 02/01/18	CAD	200	150,488
1.50%, 06/01/26	CAD	30	22,966
1.75%, 03/01/19	CAD	1,200	920,237
2.25%, 06/01/25	CAD	220	179,365
2.50%, 06/01/24	CAD	100	82,721
2.75%, 06/01/22	CAD	120	99,181
2.75%, 12/01/48	CAD	50	45,365
3.50%, 12/01/45	CAD	250	254,934
3.75%, 06/01/19	CAD	100	80,714
4.00%, 06/01/41	CAD	255	269,882
5.75%, 06/01/29	CAD	310	344,200
5.75%, 06/01/33	CAD	150	177,336
City of Montreal Canada
3.50%, 09/01/23	CAD	60	48,821
City of Toronto Canada
2.95%, 04/28/35	CAD	50	36,322
Financement-Quebec
2.45%, 12/01/19	CAD	200	155,541
Municipal Finance Authority of British Columbia
4.88%, 06/03/19	CAD	130	106,146
Province of Alberta Canada
2.35%, 06/01/25	CAD	50	38,246
2.55%, 12/15/22	CAD	200	157,668
3.30%, 12/01/46	CAD	40	31,933
3.45%, 12/01/43	CAD	25	20,356
Province of British Columbia Canada
2.85%, 06/18/25	CAD	50	40,256
3.20%, 06/18/44	CAD	50	40,331
3.25%, 12/18/21	CAD	150	122,811
4.95%, 06/18/40	CAD	100	102,703
6.35%, 06/18/31	CAD	40	43,884
Province of Manitoba Canada
2.45%, 06/02/25	CAD	50	38,419
2.85%, 09/05/46	CAD	40	28,865

Security		Principal (000s)	Value
4.15%, 06/03/20	CAD	50	$41,212
4.60%, 03/05/38	CAD	70	65,368
Province of New Brunswick Canada
2.85%, 06/02/23	CAD	50	39,773
3.55%, 06/03/43	CAD	10	7,888
4.50%, 06/02/20	CAD	40	33,288
4.55%, 03/26/37	CAD	60	54,030
Province of Newfoundland and Labrador Canada
3.00%, 06/02/26	CAD	130	100,797
Province of Nova Scotia Canada
2.10%, 06/01/27	CAD	110	80,371
3.50%, 06/02/62	CAD	30	24,899
4.40%, 06/01/42	CAD	20	18,421
Province of Ontario Canada
1.95%, 01/27/23	CAD	150	114,518
2.60%, 06/02/25	CAD	250	196,088
2.80%, 06/02/48	CAD	260	192,998
2.85%, 06/02/23	CAD	50	40,158
2.90%, 12/02/46	CAD	50	37,737
3.00%, 09/28/20	EUR	50	61,599
3.45%, 06/02/45	CAD	130	108,369
3.50%, 06/02/24	CAD	50	41,785
3.50%, 06/02/43	CAD	50	41,784
4.00%, 06/02/21	CAD	200	167,373
4.20%, 06/02/20	CAD	50	41,330
4.60%, 06/02/39	CAD	130	125,542
4.70%, 06/02/37	CAD	150	144,996
5.60%, 06/02/35	CAD	100	105,489
6.20%, 06/02/31	CAD	80	85,973
6.50%, 03/08/29	CAD	50	53,581
Province of Quebec Canada
0.88%, 01/15/25[a]	EUR	100	114,117
2.50%, 09/01/26	CAD	100	77,239
2.75%, 09/01/25	CAD	50	39,595
3.00%, 09/01/23	CAD	50	40,518
3.50%, 12/01/45	CAD	150	125,270
3.75%, 09/01/24	CAD	100	85,050
4.25%, 12/01/21	CAD	200	170,400
4.25%, 12/01/43	CAD	80	74,803
4.50%, 12/01/20	CAD	50	42,224
5.00%, 12/01/38	CAD	40	40,219
5.00%, 12/01/41	CAD	100	102,499
5.75%, 12/01/36	CAD	50	53,877

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Province of Saskatchewan Canada
2.75%, 12/02/46	CAD	10	$7,142
3.20%, 06/03/24	CAD	20	16,338
4.75%, 06/01/40	CAD	50	48,413
Regional Municipality of York
2.60%, 12/15/25	CAD	50	38,286

			8,038,297
CHILE — 0.06%
Chile Government International Bond
1.75%, 01/20/26	EUR	100	119,503

			119,503
CZECH REPUBLIC — 0.21%
Czech Republic Government Bond
0.85%, 03/17/18[a]	CZK	500	20,832
2.50%, 08/25/28[a]	CZK	2,000	98,762
3.75%, 09/12/20[a]	CZK	750	35,186
3.85%, 09/29/21[a]	CZK	600	29,200
4.70%, 09/12/22[a]	CZK	2,000	103,985
5.70%, 05/25/24[a]	CZK	750	43,138
Czech Republic International
3.63%, 04/14/21[a]	EUR	50	63,607

			394,710
DENMARK — 0.61%
Denmark Government Bond
0.25%, 11/15/18	DKK	2,000	299,140
1.50%, 11/15/23	DKK	350	56,914
1.75%, 11/15/25	DKK	700	116,707
3.00%, 11/15/21	DKK	600	102,647
4.00%, 11/15/19	DKK	1,750	292,769
4.50%, 11/15/39	DKK	1,000	261,633

			1,129,810
FINLAND — 0.51%
Finland Government Bond
0.00%, 09/15/23[b]	EUR	160	176,036
0.50%, 04/15/26[b]	EUR	100	111,661
1.63%, 09/15/22[b]	EUR	50	60,798
2.00%, 04/15/24[b]	EUR	150	189,071
2.63%, 07/04/42[b]	EUR	80	123,731
2.75%, 07/04/28[b]	EUR	165	229,964
3.38%, 04/15/20[b]	EUR	50	62,126

			953,387

Security		Principal (000s)	Value
FRANCE — 9.53%
Agence Francaise de Developpement
0.50%, 10/25/22[a]	EUR	200	$225,609
3.63%, 04/21/20[a]	EUR	50	62,262
Bpifrance Financement SA
0.13%, 11/25/20[a]	EUR	100	110,914
0.75%, 10/25/21[a]	EUR	100	114,222
Caisse d’Amortissement de la Dette Sociale
0.05%, 11/25/20[a]	EUR	200	222,226
1.13%, 05/25/19[a]	EUR	100	114,037
1.38%, 11/25/24[a]	EUR	50	60,022
2.50%, 10/25/22	EUR	50	63,220
4.00%, 12/15/25[a]	EUR	200	291,434
Caisse de Refinancement de l’Habitat SA
4.00%, 04/25/18	EUR	100	116,621
4.00%, 06/17/22	EUR	200	269,754
Caisse des Depots et Consignations
4.13%, 02/20/19	EUR	50	60,518
Caisse Francaise de Financement Local
5.38%, 07/08/24	EUR	100	153,164
Caisse Francaise de Financement Local SADIR
0.20%, 04/27/23[a]	EUR	200	221,899
French Republic Government Bond OAT
0.25%, 11/25/26[a]	EUR	150	160,877
1.00%, 05/25/18[a]	EUR	750	842,663
1.00%, 05/25/19[a]	EUR	1,500	1,709,357
1.00%, 11/25/25[a]	EUR	600	697,604
1.50%, 05/25/31[a]	EUR	270	325,403
1.75%, 05/25/23[a]	EUR	800	981,814
1.75%, 11/25/24[a]	EUR	150	185,633
1.75%, 05/25/66[b]	EUR	85	98,663
2.25%, 10/25/22[a]	EUR	550	689,413
2.25%, 05/25/24[a]	EUR	500	638,837
2.50%, 10/25/20[a]	EUR	1,300	1,589,718
2.50%, 05/25/30[a]	EUR	550	744,674
3.25%, 10/25/21[a]	EUR	100	128,843
3.25%, 05/25/45[a]	EUR	170	273,139
3.50%, 04/25/20[a]	EUR	200	249,473

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
3.50%, 04/25/26[a]	EUR	900	$1,274,987
3.75%, 10/25/19[a]	EUR	600	741,766
3.75%, 04/25/21[a]	EUR	130	168,606
4.00%, 04/25/18[a]	EUR	200	234,245
4.00%, 10/25/38[a]	EUR	350	602,050
4.00%, 04/25/55[a]	EUR	260	500,256
4.25%, 10/25/18[a]	EUR	150	180,232
4.25%, 04/25/19[a]	EUR	150	184,092
4.50%, 04/25/41[a]	EUR	280	525,321
4.75%, 04/25/35[a]	EUR	300	541,610
5.50%, 04/25/29[a]	EUR	450	786,995
5.75%, 10/25/32[a]	EUR	100	191,181
6.00%, 10/25/25[a]	EUR	150	248,739
UNEDIC
0.30%, 11/04/21[a]	EUR	100	112,075
0.63%, 02/17/25[a]	EUR	100	112,940

			17,807,108
GERMANY — 7.94%
Bundesobligation
0.00%, 04/17/20[a]	EUR	150	167,644
0.25%, 04/13/18[a]	EUR	200	222,028
0.25%, 10/16/20[a]	EUR	400	451,701
1.00%, 10/12/18[a]	EUR	150	169,629
1.00%, 02/22/19[a]	EUR	600	682,609
Bundesrepublik Deutschland
0.00%, 08/15/26[a]	EUR	200	215,740
0.50%, 02/15/26[a]	EUR	200	227,702
1.00%, 08/15/24[a]	EUR	150	179,050
1.00%, 08/15/25[a]	EUR	150	178,836
1.50%, 02/15/23[a]	EUR	500	610,236
1.50%, 05/15/23[a]	EUR	800	979,093
1.75%, 02/15/24[a]	EUR	100	125,366
2.00%, 01/04/22[a]	EUR	500	616,295
2.25%, 09/04/20[a]	EUR	1,000	1,215,207
2.25%, 09/04/21[a]	EUR	100	123,987
2.50%, 01/04/21[a]	EUR	550	679,318
2.50%, 07/04/44[a]	EUR	160	251,474
2.50%, 08/15/46[a]	EUR	140	222,711
3.25%, 07/04/42[a]	EUR	150	261,446
4.00%, 01/04/37[a]	EUR	280	507,253
4.75%, 07/04/28[a]	EUR	300	500,709
4.75%, 07/04/34[a]	EUR	285	539,344
4.75%, 07/04/40[a]	EUR	150	311,354
5.50%, 01/04/31[a]	EUR	220	413,327
6.25%, 01/04/30[a]	EUR	125	243,594

Security		Principal (000s)	Value
Bundesschatzanweisungen
0.00%, 06/15/18[a]	EUR	2,000	$2,214,855
Erste Abwicklungsanstalt
0.00%, 12/07/18[a]	EUR	100	110,256
FMS Wertmanagement AoeR
0.00%, 10/20/20	EUR	200	221,820
0.13%, 04/16/20[a]	EUR	100	111,251
1.25%, 03/08/19[a]	GBP	100	123,916
1.88%, 05/09/19[a]	EUR	100	115,795
Gemeinsame Deutsche Bundeslaender
0.25%, 10/01/20	EUR	175	195,493
Land Hessen
0.38%, 07/04/22[a]	EUR	50	56,343
Land Niedersachsen
0.40%, 07/10/20	EUR	50	56,152
Land Nordrhein-Westfalen
0.88%, 12/04/17[a]	EUR	50	55,558
1.88%, 09/15/22[a]	EUR	50	61,155
Land Thueringen
0.20%, 10/26/26	EUR	60	64,987
State of Baden-Wurttemberg
0.63%, 01/27/26[a]	EUR	100	113,371
State of Berlin
0.75%, 11/11/22[a]	EUR	50	57,525
1.50%, 08/28/20[a]	EUR	150	175,489
3.13%, 08/17/21[a]	EUR	30	38,125
State of Bremen
0.50%, 10/07/22[a]	EUR	100	113,296
State of Hesse
0.00%, 09/15/21[a]	EUR	200	221,078
1.75%, 01/20/23[a]	EUR	50	61,015
State of Lower Saxony
0.00%, 08/02/24[a]	EUR	100	108,812
State of North Rhine-Westphalia
0.75%, 08/16/41[a]	EUR	50	50,821
1.63%, 10/24/30[a]	EUR	50	61,216
1.75%, 05/17/19[a]	EUR	200	230,769
State of Rhineland-Palatinate
0.75%, 01/19/26[a]	EUR	100	114,653

			14,829,404

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
INDONESIA — 0.06%
Indonesia Government International Bond
3.75%, 06/14/28[a]	EUR	100	$117,658

			117,658
IRELAND — 0.69%
Ireland Government Bond
1.00%, 05/15/26[a]	EUR	50	56,580
2.00%, 02/18/45[a]	EUR	50	60,936
2.40%, 05/15/30[a]	EUR	50	64,600
3.40%, 03/18/24[a]	EUR	110	147,780
3.90%, 03/20/23[a]	EUR	150	204,433
4.40%, 06/18/19	EUR	300	370,469
5.00%, 10/18/20	EUR	225	298,562
5.40%, 03/13/25	EUR	50	76,702

			1,280,062
ISRAEL — 0.28%
Israel Government Bond – Fixed
3.75%, 03/31/24	ILS	450	135,354
4.00%, 01/31/18	ILS	100	27,274
5.00%, 01/31/20	ILS	100	29,744
5.50%, 01/31/22	ILS	100	31,987
5.50%, 01/31/42	ILS	350	132,244
6.00%, 02/28/19	ILS	100	29,435
6.25%, 10/30/26	ILS	350	127,611

			513,649
ITALY — 8.03%
Italy Buoni Poliennali Del Tesoro
0.05%, 10/15/19	EUR	800	872,137
0.10%, 04/15/19	EUR	860	941,138
0.25%, 05/15/18	EUR	250	275,062
0.45%, 06/01/21	EUR	260	283,696
0.70%, 05/01/20	EUR	200	222,266
0.75%, 01/15/18	EUR	50	55,352
0.95%, 03/15/23	EUR	300	328,444
1.50%, 06/01/25	EUR	300	330,322
1.60%, 06/01/26	EUR	100	109,573
1.65%, 03/01/32[b]	EUR	150	156,514
2.00%, 12/01/25	EUR	300	341,866
2.15%, 12/15/21	EUR	150	176,534
2.25%, 09/01/36[b]	EUR	120	129,976
2.50%, 05/01/19	EUR	210	243,462

Security		Principal (000s)	Value
2.50%, 12/01/24	EUR	300	$357,534
2.70%, 03/01/47[b]	EUR	150	163,707
2.80%, 03/01/67[b]	EUR	110	110,206
3.25%, 09/01/46[b]	EUR	75	91,444
3.50%, 12/01/18	EUR	150	176,088
3.50%, 03/01/30[b]	EUR	220	285,495
3.75%, 03/01/21	EUR	350	437,526
3.75%, 08/01/21[a]	EUR	350	440,650
3.75%, 09/01/24	EUR	400	517,566
4.00%, 09/01/20	EUR	80	99,739
4.00%, 02/01/37[a]	EUR	380	524,123
4.25%, 02/01/19[a]	EUR	400	478,776
4.25%, 09/01/19	EUR	200	244,191
4.25%, 03/01/20	EUR	200	247,995
4.50%, 08/01/18	EUR	500	590,460
4.50%, 02/01/20[a]	EUR	500	622,655
4.50%, 03/01/24	EUR	160	215,661
4.50%, 03/01/26[a]	EUR	100	137,336
4.75%, 09/01/21	EUR	250	328,119
4.75%, 08/01/23[b]	EUR	100	136,329
4.75%, 09/01/28[b]	EUR	210	301,834
4.75%, 09/01/44[b]	EUR	200	307,453
5.00%, 03/01/25[b]	EUR	100	140,618
5.00%, 08/01/34[a]	EUR	250	384,409
5.00%, 09/01/40[a]	EUR	300	468,537
5.25%, 11/01/29	EUR	100	152,022
5.50%, 09/01/22	EUR	100	138,691
5.50%, 11/01/22	EUR	500	695,155
5.75%, 02/01/33	EUR	100	164,035
6.00%, 05/01/31	EUR	400	657,459
6.50%, 11/01/27	EUR	400	646,421
9.00%, 11/01/23	EUR	160	268,537

			14,997,113
JAPAN — 13.31%
Japan Government Five Year Bond
0.10%, 03/20/18	JPY	20,000	191,323
0.10%, 09/20/19	JPY	35,000	336,311
0.10%, 03/20/20	JPY	25,000	240,520
0.10%, 06/20/20	JPY	20,000	192,545
0.10%, 09/20/20	JPY	5,000	48,158
0.10%, 03/20/21	JPY	40,000	385,692
0.20%, 09/20/18	JPY	10,000	95,989
0.20%, 12/20/18	JPY	40,000	384,397

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
0.20%, 03/20/19	JPY	28,000	$269,334
0.20%, 06/20/19	JPY	20,000	192,579
0.20%, 09/20/19	JPY	20,000	192,732
0.30%, 06/20/18	JPY	27,500	264,085
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	7,000	62,421
1.40%, 03/20/55	JPY	7,500	91,511
1.70%, 03/20/54	JPY	5,000	65,636
2.20%, 03/20/49	JPY	5,000	71,124
2.20%, 03/20/50	JPY	3,750	53,708
2.20%, 03/20/51	JPY	5,000	72,083
Japan Government Ten Year Bond
0.30%, 12/20/25	JPY	50,000	493,063
0.40%, 03/20/25	JPY	25,000	248,411
0.40%, 06/20/25	JPY	35,000	347,948
0.40%, 09/20/25	JPY	7,500	74,595
0.50%, 09/20/24	JPY	70,000	699,927
0.60%, 09/20/23	JPY	35,000	350,986
0.60%, 12/20/23	JPY	20,000	200,885
0.60%, 03/20/24	JPY	20,000	201,089
0.60%, 06/20/24	JPY	20,000	201,321
0.80%, 09/20/22	JPY	70,000	704,923
0.80%, 12/20/22	JPY	70,000	706,801
0.80%, 06/20/23	JPY	90,000	912,624
0.90%, 03/20/22	JPY	80,000	806,075
0.90%, 06/20/22	JPY	20,000	202,050
1.00%, 09/20/20	JPY	60,000	597,870
1.00%, 09/20/21	JPY	20,000	201,395
1.00%, 12/20/21	JPY	25,000	252,496
1.00%, 03/20/22	JPY	20,000	202,552
1.20%, 12/20/20	JPY	25,000	251,780
1.20%, 06/20/21	JPY	20,000	202,625
1.30%, 12/20/19	JPY	20,000	199,452
1.40%, 09/20/19	JPY	50,000	498,254
1.40%, 03/20/20	JPY	130,000	1,305,084
1.50%, 12/20/17	JPY	40,000	388,368
1.50%, 09/20/18	JPY	20,000	196,658
1.50%, 06/20/19	JPY	32,000	318,517
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	15,000	134,458
1.40%, 12/20/45	JPY	25,000	295,699

Security		Principal (000s)	Value
1.50%, 12/20/44	JPY	12,500	$150,312
1.50%, 03/20/45	JPY	7,000	84,290
1.70%, 06/20/44	JPY	10,000	124,809
1.70%, 09/20/44	JPY	7,000	87,536
1.80%, 03/20/43	JPY	15,000	189,411
1.90%, 06/20/43	JPY	10,000	128,880
2.00%, 09/20/40	JPY	20,000	256,682
2.00%, 09/20/41	JPY	12,000	155,385
2.00%, 03/20/42	JPY	7,250	94,220
2.20%, 09/20/39	JPY	5,000	65,694
2.30%, 06/20/35	JPY	25,000	322,456
2.40%, 09/20/38	JPY	12,000	160,976
2.50%, 09/20/37	JPY	24,000	323,286
Japan Government Twenty Year Bond
1.00%, 12/20/35	JPY	25,000	266,422
1.20%, 12/20/34	JPY	10,000	110,222
1.20%, 03/20/35	JPY	30,000	330,615
1.20%, 09/20/35	JPY	5,000	55,071
1.30%, 06/20/35	JPY	22,500	251,828
1.40%, 09/20/34	JPY	10,000	113,710
1.50%, 06/20/34	JPY	10,000	115,356
1.70%, 12/20/31	JPY	10,000	117,394
1.70%, 09/20/32	JPY	11,000	129,657
1.70%, 06/20/33	JPY	10,000	118,222
1.70%, 09/20/33	JPY	22,000	260,535
1.80%, 06/20/31	JPY	11,000	130,234
1.80%, 09/20/31	JPY	12,500	148,226
1.80%, 12/20/31	JPY	10,000	118,771
1.90%, 12/20/28	JPY	10,000	116,821
Series 49
2.10%, 03/22/21	JPY	36,000	377,345
2.10%, 12/20/26	JPY	25,000	289,563
2.10%, 03/20/27	JPY	50,000	581,106
2.10%, 09/20/27	JPY	30,000	351,241
2.10%, 12/20/27	JPY	10,000	117,479
2.10%, 06/20/29	JPY	40,000	479,520
2.10%, 09/20/29	JPY	10,000	120,202
2.10%, 03/20/30	JPY	10,000	120,902
2.10%, 12/20/30	JPY	36,000	439,252
2.20%, 03/20/28	JPY	5,000	59,488
2.20%, 12/20/29	JPY	18,000	219,179
2.20%, 03/20/30	JPY	15,000	183,175
2.30%, 06/20/27	JPY	8,000	94,980

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Japan Government Two Year Bond
0.10%, 07/15/18	JPY	260,000	$2,489,379

			24,855,886
LUXEMBOURG — 0.07%
Luxembourg Government Bond
2.13%, 07/10/23[a]	EUR	100	126,879

			126,879
MALAYSIA — 0.62%
Malaysia Government Bond
3.48%, 03/15/23	MYR	1,000	238,128
3.58%, 09/28/18	MYR	200	48,351
3.66%, 10/15/20	MYR	600	144,532
3.89%, 07/31/20	MYR	1,000	243,414
3.90%, 11/30/26	MYR	350	85,389
4.38%, 11/29/19	MYR	600	148,205
4.50%, 04/15/30	MYR	850	209,870
Malaysia Government Investment Issue
3.99%, 10/15/25	MYR	150	36,128

			1,154,017
MEXICO — 0.74%
Mexican Bonos
4.75%, 06/14/18	MXN	1,000	52,608
6.50%, 06/10/21	MXN	4,500	244,541
7.75%, 05/29/31	MXN	3,000	176,161
8.50%, 12/13/18	MXN	5,000	281,509
8.50%, 11/18/38	MXN	3,500	222,651
10.00%, 12/05/24	MXN	4,500	297,556
Mexico Government International Bond
3.00%, 03/06/45	EUR	100	103,372

			1,378,398
NETHERLANDS — 1.55%
Netherlands Government Bond
0.00%, 04/15/18[b]	EUR	450	497,733
1.25%, 01/15/19[b]	EUR	50	57,022
1.75%, 07/15/23[b]	EUR	240	297,159
2.00%, 07/15/24[b]	EUR	200	253,245
2.25%, 07/15/22[b]	EUR	100	125,724
2.50%, 01/15/33[b]	EUR	150	215,083
2.75%, 01/15/47[b]	EUR	100	164,814
3.25%, 07/15/21[b]	EUR	270	347,149
3.50%, 07/15/20[b]	EUR	100	126,037

Security		Principal (000s)	Value
3.75%, 01/15/42[b]	EUR	160	$296,026
4.00%, 07/15/18[b]	EUR	150	177,415
4.00%, 01/15/37[b]	EUR	185	332,401

			2,889,808
NEW ZEALAND — 0.34%
New Zealand Government Bond
2.75%, 04/15/25[a]	NZD	100	72,376
3.00%, 04/15/20	NZD	300	216,514
3.50%, 04/14/33[a]	NZD	70	52,975
5.00%, 03/15/19[a]	NZD	200	152,885
5.50%, 04/15/23[a]	NZD	100	84,696
6.00%, 05/15/21[a]	NZD	70	58,238

			637,684
NORWAY — 0.25%
Norway Government Bond
1.50%, 02/19/26[b]	NOK	650	79,595
2.00%, 05/24/23[b]	NOK	1,000	127,686
3.00%, 03/14/24[b]	NOK	250	34,117
3.75%, 05/25/21[b]	NOK	500	68,046
4.50%, 05/22/19[b]	NOK	1,200	159,208

			468,652
PERU — 0.06%
Peruvian Government International Bond
2.75%, 01/30/26	EUR	100	121,183

			121,183
POLAND — 0.73%
Republic of Poland Government International Bond
0.88%, 05/10/27[a]	EUR	100	109,989
1.50%, 01/19/26[a]	EUR	170	199,624
1.63%, 01/15/19[a]	EUR	300	340,399
3.00%, 01/15/24[a]	EUR	50	63,832
4.00%, 03/23/21	EUR	200	255,987
5.25%, 01/20/25	EUR	100	148,672
5.63%, 06/20/18	EUR	200	240,402

			1,358,905
ROMANIA — 0.07%
Romanian Government International Bond
2.75%, 10/29/25[a]	EUR	60	70,344
3.63%, 04/24/24[a]	EUR	50	62,675

			133,019

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
RUSSIA — 0.21%
Russian Federal Bond – OFZ
6.70%, 05/15/19	RUB	10,000	$151,220
7.00%, 08/16/23	RUB	2,000	29,185
7.05%, 01/19/28	RUB	11,455	163,347
7.50%, 03/15/18	RUB	3,000	46,833

			390,585
SINGAPORE — 0.40%
Singapore Government Bond
2.25%, 06/01/21	SGD	180	134,738
2.50%, 06/01/19	SGD	250	186,436
2.75%, 04/01/42	SGD	100	78,736
2.88%, 09/01/30	SGD	50	38,844
3.00%, 09/01/24	SGD	250	195,686
3.25%, 09/01/20	SGD	100	77,498
3.50%, 03/01/27	SGD	50	41,023

			752,961
SLOVAKIA — 0.15%
Slovakia Government Bond
3.00%, 02/28/23[a]	EUR	150	197,069
4.35%, 10/14/25[a]	EUR	50	74,849

			271,918
SLOVENIA — 0.10%
Slovenia Government Bond
2.13%, 07/28/25[a]	EUR	100	122,816
3.00%, 04/08/21[a]	EUR	50	61,812

			184,628
SOUTH AFRICA — 0.46%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	3,000	161,726
6.50%, 02/28/41	ZAR	750	40,369
6.75%, 03/31/21	ZAR	1,000	70,343
7.00%, 02/28/31	ZAR	1,000	61,704
7.75%, 02/28/23	ZAR	2,100	150,917
8.00%, 12/21/18	ZAR	500	37,225
8.75%, 01/31/44	ZAR	1,200	83,290
10.50%, 12/21/26	ZAR	3,050	250,544

			856,118
SOUTH KOREA — 2.79%
Korea Treasury Bond
1.63%, 06/10/18	KRW	500,000	438,048
1.88%, 06/10/26	KRW	300,000	266,558

Security		Principal (000s)	Value
2.00%, 12/10/17	KRW	200,000	$175,824
2.00%, 03/10/20	KRW	400,000	355,253
2.00%, 09/10/20	KRW	200,000	177,840
2.25%, 06/10/25	KRW	300,000	273,872
2.75%, 09/10/17	KRW	600,000	530,244
2.75%, 09/10/19	KRW	80,000	72,377
2.75%, 12/10/44	KRW	300,000	318,930
3.00%, 03/10/23	KRW	250,000	237,295
3.00%, 09/10/24	KRW	120,000	115,095
3.00%, 12/10/42	KRW	110,000	120,830
3.50%, 03/10/24	KRW	75,000	74,059
3.75%, 12/10/33	KRW	450,000	509,769
4.00%, 12/10/31	KRW	80,000	90,516
4.25%, 06/10/21	KRW	900,000	880,922
4.75%, 12/10/30	KRW	160,000	192,773
5.00%, 06/10/20	KRW	150,000	147,060
5.50%, 03/10/28	KRW	200,000	242,924

			5,220,189
SPAIN — 4.43%
Autonomous Community of Madrid Spain
1.00%, 09/30/24[a]	EUR	50	54,302
1.19%, 05/08/22[a]	EUR	70	79,436
1.83%, 04/30/25[a]	EUR	50	57,459
FADE – Fondo de Amortizacion del Deficit Electrico
0.85%, 09/17/19[a]	EUR	100	111,953
Instituto de Credito Oficial
0.50%, 12/15/17[a]	EUR	200	220,765
4.38%, 05/20/19[a]	EUR	50	60,762
Spain Government Bond
0.25%, 04/30/18	EUR	250	275,692
1.15%, 07/30/20	EUR	400	456,002
1.30%, 10/31/26[b]	EUR	400	441,864
1.60%, 04/30/25[b]	EUR	300	345,512
1.95%, 07/30/30[b]	EUR	600	688,238
2.15%, 10/31/25[b]	EUR	200	239,226
2.75%, 10/31/24[b]	EUR	240	300,604
2.90%, 10/31/46[b]	EUR	160	194,710
3.45%, 07/30/66[b]	EUR	50	63,349
3.75%, 10/31/18	EUR	400	472,586
3.80%, 04/30/24[b]	EUR	300	400,467
4.00%, 04/30/20[b]	EUR	200	249,256

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
4.20%, 01/31/37[b]	EUR	180	$270,608
4.40%, 10/31/23[b]	EUR	130	179,107
4.50%, 01/31/18	EUR	300	348,023
4.60%, 07/30/19[b]	EUR	60	74,036
4.65%, 07/30/25[b]	EUR	100	142,754
4.70%, 07/30/41[b]	EUR	250	405,425
4.80%, 01/31/24[b]	EUR	150	211,939
4.85%, 10/31/20[b]	EUR	850	1,107,996
4.90%, 07/30/40[b]	EUR	130	215,292
5.15%, 10/31/28[b]	EUR	50	77,270
5.40%, 01/31/23[b]	EUR	250	357,279
6.00%, 01/31/29	EUR	100	165,836

			8,267,748
SUPRANATIONAL — 3.14%
African Development Bank
0.13%, 10/07/26	EUR	50	53,362
Asian Development Bank
2.60%, 01/16/20[a]	AUD	50	38,519
Council of Europe Development Bank
0.75%, 06/09/25[a]	EUR	50	57,497
European Financial Stability Facility
0.10%, 01/19/21[a]	EUR	200	222,928
0.50%, 01/20/23[a]	EUR	100	114,124
0.88%, 04/16/18[a]	EUR	250	279,215
1.25%, 01/22/19[a]	EUR	250	284,220
1.38%, 05/31/47[a]	EUR	120	140,317
1.50%, 01/22/20[a]	EUR	100	116,186
1.75%, 06/27/24[a]	EUR	100	124,407
2.13%, 02/19/24[a]	EUR	50	63,555
3.00%, 09/04/34[a]	EUR	50	76,496
3.38%, 07/05/21[a]	EUR	50	64,325
European Investment Bank
0.00%, 03/13/26	EUR	60	64,549
0.13%, 04/15/25	EUR	50	54,922
0.38%, 04/14/26[a]	EUR	350	389,935
1.00%, 07/13/18	EUR	200	224,640
1.00%, 09/21/26[a]	GBP	40	45,945
1.00%, 04/14/32[a]	EUR	90	104,012
1.13%, 02/18/20	CAD	50	37,279
1.13%, 09/07/21[a]	GBP	70	86,060
1.13%, 09/15/36[a]	EUR	100	115,054

Security		Principal (000s)	Value
Series 2000
1.50%, 07/15/20	EUR	100	$117,114
2.13%, 02/04/19[a]	CAD	180	137,408
2.25%, 03/07/20[a]	GBP	50	64,125
2.25%, 10/14/22[a]	EUR	200	251,236
2.75%, 09/15/21	EUR	300	377,620
3.50%, 04/15/27[a]	EUR	50	73,183
4.00%, 04/15/30	EUR	100	159,605
4.00%, 10/15/37	EUR	50	89,202
4.25%, 04/15/19	EUR	50	61,073
4.63%, 04/15/20	EUR	50	64,294
5.00%, 04/15/39	GBP	40	74,052
5.63%, 06/07/32	GBP	100	182,727
6.00%, 08/06/20	AUD	50	42,836
6.50%, 08/07/19	AUD	100	84,657
European Stability Mechanism
0.00%, 10/18/22[a]	EUR	100	110,616
0.50%, 03/02/26[a]	EUR	50	56,164
Series 43
0.88%, 10/15/19[a]	EUR	20	22,747
1.00%, 09/23/25[a]	EUR	100	117,713
1.25%, 10/15/18[a]	EUR	50	56,623
1.38%, 03/04/21[a]	EUR	50	58,830
1.63%, 11/17/36[a]	EUR	50	62,715
1.85%, 12/01/55[a]	EUR	50	64,747
European Union
Series EMT
2.50%, 11/04/27[a]	EUR	50	67,751
2.75%, 09/21/21[a]	EUR	50	62,945
3.38%, 04/04/32[a]	EUR	50	77,256
3.75%, 04/04/42[a]	EUR	80	143,993
Inter-American Development Bank
3.25%, 02/07/20	AUD	50	39,271
International Bank for Reconstruction & Development
0.63%, 01/12/33	EUR	60	64,449
1.13%, 03/11/20	CAD	50	37,300
1.38%, 12/15/20	GBP	100	125,367
2.50%, 03/12/20	AUD	50	38,442
3.75%, 02/10/20	NZD	50	36,911
International Finance Corp.
2.70%, 02/05/21	AUD	100	77,171

			5,857,690

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Security		Principal (000s)	Value
SWEDEN — 0.39%
Kommuninvest I Sverige AB
1.00%, 09/15/21	SEK	700	$80,767
Sweden Government Bond
1.00%, 11/12/26	SEK	500	59,449
1.50%, 11/13/23	SEK	250	30,957
2.50%, 05/12/25	SEK	800	107,335
3.50%, 06/01/22	SEK	1,200	161,822
3.50%, 03/30/39	SEK	650	105,646
4.25%, 03/12/19	SEK	600	74,422
5.00%, 12/01/20	SEK	800	109,059

			729,457
THAILAND — 0.52%
Thailand Government Bond
2.88%, 06/17/46	THB	5,000	143,948
3.63%, 06/16/23	THB	1,000	31,468
3.65%, 12/17/21	THB	6,000	186,288
3.85%, 12/12/25	THB	5,000	162,676
3.88%, 06/13/19	THB	6,500	196,068
4.85%, 06/17/61	THB	2,000	78,074
4.88%, 06/22/29	THB	5,000	181,628

			980,150
UNITED KINGDOM — 7.96%
LCR Finance PLC
4.50%, 12/07/28[a]	GBP	50	78,774
Transport for London
2.13%, 04/24/25[a]	GBP	100	126,922
United Kingdom Gilt
1.25%, 07/22/18[a]	GBP	700	869,215
1.50%, 07/22/47[a]	GBP	70	79,087
1.75%, 07/22/19[a]	GBP	250	317,112
2.00%, 07/22/20[a]	GBP	620	799,373
2.00%, 09/07/25[a]	GBP	275	360,199
2.50%, 07/22/65[a]	GBP	80	123,208
2.75%, 09/07/24[a]	GBP	400	552,404
3.25%, 01/22/44[a]	GBP	400	631,070
3.50%, 01/22/45[a]	GBP	260	430,362
3.50%, 07/22/68[a]	GBP	200	393,336
3.75%, 09/07/19[a]	GBP	170	227,925
3.75%, 09/07/20[a]	GBP	400	550,235
3.75%, 09/07/21[a]	GBP	840	1,180,333
3.75%, 07/22/52[a]	GBP	295	549,118
4.00%, 03/07/22[a]	GBP	90	129,288
4.00%, 01/22/60[a]	GBP	210	436,987
4.25%, 12/07/27[a]	GBP	390	618,493

Security		Principal or Shares (000s)	Value
4.25%, 06/07/32[a]	GBP	150	$249,697
4.25%, 03/07/36[a]	GBP	335	575,451
4.25%, 09/07/39[a]	GBP	230	406,463
4.25%, 12/07/40[a]	GBP	115	205,855
4.25%, 12/07/46[a]	GBP	195	369,175
4.25%, 12/07/49[a]	GBP	150	294,554
4.25%, 12/07/55[a]	GBP	295	619,183
4.50%, 03/07/19[a]	GBP	165	221,521
4.50%, 09/07/34[a]	GBP	340	592,564
4.50%, 12/07/42[a]	GBP	245	462,744
4.75%, 03/07/20[a]	GBP	150	209,845
4.75%, 12/07/30[a]	GBP	325	559,711
4.75%, 12/07/38[a]	GBP	350	655,523
5.00%, 03/07/18[a]	GBP	500	649,626
6.00%, 12/07/28[a]	GBP	100	184,942
8.00%, 06/07/21[a]	GBP	100	163,107

			14,873,402

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $139,868,543)			142,008,508

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.29%[c,d]		8	8,044

			8,044

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,044)			8,044

TOTAL INVESTMENTS IN SECURITIES — 98.02%
(Cost: $181,171,605)[e]			183,087,616
Other Assets, Less Liabilities — 1.98%			3,703,395

NET ASSETS — 100.00%			$186,791,011

VRN — Variable Rate Note

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $181,324,000. Net unrealized appreciation was $1,763,616, of which $5,901,915 represented gross unrealized appreciation on securities and $4,138,299 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Schedule 1 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of October 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	1,890,000	USD	1,437,345	BNP	11/03/2016	$810
AUD	1,885,000	USD	1,433,920	UBS	11/03/2016	431
AUD	1,885,000	USD	1,433,543	CITI	11/03/2016	808
AUD	1,885,000	USD	1,433,492	RBS	11/03/2016	858
CAD	3,605,000	USD	2,684,569	RBC	11/03/2016	5,268
CAD	3,610,000	USD	2,690,249	BNP	11/03/2016	3,318
CAD	3,610,000	USD	2,690,797	UBS	11/03/2016	2,771
CAD	3,610,000	USD	2,691,218	CITI	11/03/2016	2,349
CHF	1,490,000	USD	1,505,568	UBS	11/03/2016	1,227
CZK	8,850,000	USD	358,496	RBS	11/03/2016	493
DKK	9,530,000	USD	1,402,399	CITI	11/03/2016	1,988
EUR	92,315,000	USD	100,694,340	JPM	11/03/2016	505,219
GBP	4,645,000	USD	5,649,606	UBS	11/03/2016	21,580
GBP	4,435,000	USD	5,394,734	CITI	11/03/2016	20,058
GBP	4,435,000	USD	5,391,186	NSI	11/03/2016	23,606
ILS	2,040,000	USD	530,697	CITI	11/03/2016	466
MXN	25,400,000	USD	1,339,874	CITI	11/03/2016	10,651
NOK	4,000,000	USD	483,758	RBC	11/03/2016	1,006
NZD	740,000	USD	528,804	NSI	11/03/2016	569
SGD	1,040,000	USD	746,322	NSI	11/03/2016	866
THB	33,000,000	USD	942,319	SCB	11/03/2016	581
USD	7,623	AUD	10,000	UBS	11/03/2016	13
USD	541,218	AUD	710,000	BNP	11/03/2016	959
USD	4,528,944	CAD	5,935,000	RBS	11/03/2016	100,600
USD	4,526,371	CAD	5,935,000	SCB	11/03/2016	98,026
USD	4,812,317	CAD	6,310,000	BNP	11/03/2016	104,170
USD	68,446	CAD	90,000	UBS	11/03/2016	1,293
USD	4,531,174	CAD	5,935,000	CITI	11/03/2016	102,830
USD	223,892	CAD	300,000	DB	12/05/2016	1
USD	155,018	CHF	150,000	CITI	11/03/2016	3,328
USD	1,960,440	CHF	1,900,000	UBS	11/03/2016	39,025
USD	658,551	CZK	15,850,000	CITI	11/03/2016	15,616
USD	63,632	DKK	430,000	UBS	11/03/2016	266
USD	543,069	DKK	3,670,000	BNP	11/03/2016	2,240
USD	1,722,942	DKK	11,430,000	CITI	11/03/2016	38,563
USD	183,268,925	EUR	162,965,000	JPM	11/03/2016	4,619,885
USD	10,008,120	GBP	7,710,000	CITI	11/03/2016	594,806
USD	10,001,744	GBP	7,710,000	UBS	11/03/2016	588,429
USD	10,012,990	GBP	7,715,000	RBS	11/03/2016	593,571
USD	10,010,433	GBP	7,710,000	BBP	11/03/2016	597,119
USD	5,413,495	GBP	4,430,000	RBC	12/05/2016	1,298
USD	543,435	ILS	2,040,000	CITI	11/03/2016	12,272
USD	10,509,077	JPY	1,062,825,000	SCB	11/04/2016	394,455
USD	10,904,520	JPY	1,102,825,000	CITI	11/04/2016	409,229
USD	10,509,934	JPY	1,062,815,000	JPM	11/04/2016	395,407
USD	765,449	JPY	79,820,000	BNP	11/04/2016	5,824
USD	10,566,253	JPY	1,068,825,000	UBS	11/04/2016	394,530
USD	6,101,506	JPY	640,145,000	BNP	12/05/2016	2,875
USD	6,101,753	JPY	640,155,000	NSI	12/05/2016	3,026
USD	6,103,556	JPY	640,155,000	CITI	12/05/2016	4,830
USD	6,101,130	JPY	640,155,000	UBS	12/05/2016	2,404
USD	176,131	KRW	197,980,000	SSB	12/13/2016	3,137
USD	8,557,950	KRW	9,602,020,000	UBS	12/13/2016	167,762

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	2,011,913	MYR	8,250,000	DB	12/13/2016	$49,586
USD	762,633	NOK	6,100,000	CITI	11/03/2016	23,369
USD	995,754	NZD	1,370,000	UBS	11/03/2016	15,699
USD	1,787,888	SEK	16,095,000	BNP	12/05/2016	1,108
USD	3,123,343	SEK	26,795,000	CITI	11/03/2016	153,086
USD	1,232,675	SGD	1,680,000	SCB	11/03/2016	25,678
USD	1,426,305	THB	49,450,000	CITI	11/03/2016	13,384
USD	942,285	THB	33,000,000	SCB	12/06/2016	39
ZAR	6,700,000	USD	481,596	JPM	11/03/2016	15,246
ZAR	11,330,000	USD	834,930	NSI	11/03/2016	5,252

						10,205,159

AUD	5,200,000	USD	3,998,155	JPM	11/03/2016	(41,327)
CAD	9,770,000	USD	7,507,894	JPM	11/03/2016	(218,101)
CHF	560,000	USD	566,445	JPM	11/03/2016	(133)
CZK	7,000,000	USD	284,274	JPM	11/03/2016	(328)
DKK	6,000,000	USD	884,815	JPM	11/03/2016	(626)
EUR	70,650,000	USD	77,525,799	JPM	11/03/2016	(76,318)
GBP	350,000	USD	446,790	CITI	11/03/2016	(19,467)
GBP	12,550,000	USD	15,431,405	JPM	11/03/2016	(108,825)
GBP	4,430,000	USD	5,410,301	RBC	11/03/2016	(1,614)
JPY	1,816,500,000	USD	17,590,699	JPM	11/04/2016	(303,553)
JPY	640,145,000	USD	6,095,301	BNP	11/04/2016	(3,212)
JPY	640,155,000	USD	6,095,553	NSI	11/04/2016	(3,369)
JPY	640,155,000	USD	6,097,295	CITI	11/04/2016	(5,110)
JPY	640,155,000	USD	6,094,973	UBS	11/04/2016	(2,788)
KRW	3,500,000,000	USD	3,115,265	HSBC	12/13/2016	(56,985)
MXN	12,800,000	USD	687,860	JPM	11/03/2016	(7,281)
MYR	3,300,000	USD	786,463	HSBC	12/13/2016	(1,532)
NOK	2,100,000	USD	257,948	JPM	11/03/2016	(3,447)
NZD	630,000	USD	454,878	JPM	11/03/2016	(4,195)
RUB	12,520,000	USD	198,450	JPM	12/13/2016	(2,652)
SEK	10,700,000	USD	1,210,205	JPM	11/03/2016	(24,098)
SEK	16,095,000	USD	1,785,356	BNP	11/03/2016	(1,206)
SGD	640,000	USD	461,454	JPM	11/03/2016	(1,646)
THB	16,450,000	USD	471,144	HSBC	11/03/2016	(1,123)
USD	9,148,836	AUD	12,025,000	CITI	11/03/2016	(1,328)
USD	1,436,156	AUD	1,890,000	BNP	12/05/2016	(804)
USD	1,432,728	AUD	1,885,000	UBS	12/05/2016	(431)
USD	1,432,355	AUD	1,885,000	CITI	12/05/2016	(804)
USD	1,432,304	AUD	1,885,000	RBS	12/05/2016	(855)
USD	2,685,111	CAD	3,605,000	RBC	12/05/2016	(5,308)
USD	2,690,787	CAD	3,610,000	BNP	12/05/2016	(3,363)
USD	2,691,312	CAD	3,610,000	UBS	12/05/2016	(2,837)
USD	2,691,740	CAD	3,610,000	CITI	12/05/2016	(2,410)
USD	1,508,044	CHF	1,490,000	UBS	12/05/2016	(1,287)
USD	358,928	CZK	8,850,000	RBS	12/05/2016	(603)
USD	1,404,310	DKK	9,530,000	CITI	12/05/2016	(2,018)
USD	100,822,750	EUR	92,315,000	JPM	12/05/2016	(511,345)
USD	5,396,730	GBP	4,435,000	UBS	12/05/2016	(21,577)
USD	5,398,149	GBP	4,435,000	CITI	12/05/2016	(20,157)
USD	5,394,534	GBP	4,435,000	NSI	12/05/2016	(23,772)
USD	531,043	ILS	2,040,000	CITI	12/05/2016	(517)
USD	542,994	JPY	57,000,000	DB	12/05/2016	(43)
USD	1,968,271	MXN	38,200,000	CITI	11/03/2016	(62,834)
USD	1,335,085	MXN	25,400,000	CITI	12/05/2016	(10,638)
USD	483,780	NOK	4,000,000	RBC	12/05/2016	(1,007)
USD	157,185	NZD	220,000	DB	12/05/2016	(4)

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	528,157	NZD	740,000	NSI	12/05/2016	$(571)
USD	545,726	RUB	36,520,000	UBS	12/13/2016	(25,402)
USD	746,461	SGD	1,040,000	NSI	12/05/2016	(899)
USD	1,294,598	ZAR	18,030,000	CITI	11/03/2016	(42,427)
USD	829,629	ZAR	11,330,000	NSI	12/05/2016	(5,205)

						(1,637,382)

				Net unrealized appreciation		$8,567,777

Counterparties:

BBP — Barclays Bank PLC Wholesale

BNP — BNP Paribas

CITI — Citibank N.A. London

DB — Deutsche Bank AG London

HSBC — HSBC Bank PLC

JPM — J.P. Morgan Chase Bank N.A.

NSI — Nomura Securities International Inc.

RBC — Royal Bank of Canada

RBS — Royal Bank of Scotland PLC

SCB — Standard Chartered Bank London

SSB — State Street Bank London

UBS — UBS AG London

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

GBP — British Pound

ILS — Israeli Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

RUB — New Russian Ruble

SGD — Singapore Dollar

SEK — Swedish Krona

THB — Thai Baht

USD — United States Dollar

ZAR — South African Rand

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$40,961,941	$109,123	$41,071,064
Foreign government obligations	—	142,008,508	—	142,008,508
Money market funds	8,044	—	—	8,044

Total	$8,044	$182,970,449	$109,123	$183,087,616

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$10,205,159	$—	$10,205,159
Liabilities:
Forward currency contracts	—	(1,637,382)	—	(1,637,382)

Total	$—	$8,567,777	$—	$8,567,777

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 0.26%
Chase Issuance Trust
Series 2016-A2, Class A
1.37%, 06/15/21	$600	$600,037
Citibank Credit Card Issuance Trust
Series 2014-A8, Class A8
1.73%, 04/09/20	500	503,704
Series 2014-A1, Class A1
2.88%, 01/23/23	500	525,463

TOTAL ASSET-BACKED SECURITIES
(Cost: $1,619,953)		1,629,204

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.07%

MORTGAGE-BACKED SECURITIES — 1.07%
COMM Mortgage Trust
Series 2013-CR12, Class A4
4.05%, 10/10/46	200	219,256
Series 2014-UBS4, Class AM
3.97%, 08/10/47	750	784,470
Series 2015-CR25, Class A4
3.76%, 08/10/48	650	702,137
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class A3
5.38%, 02/15/40	358	357,189
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4
4.13%, 08/15/46[a]	1,020	1,122,979
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	1,000	1,097,170
Series 2015-C29, Class A2
2.92%, 05/15/48 (Call 06/15/20)	500	519,570
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.31%, 04/15/48	500	521,160
Series 2015-C23, Class A4
3.72%, 07/15/50	500	537,500
WFRBS Commercial Mortgage Trust
Series 2012-C07, Class A2
3.43%, 06/15/45	200	214,594

Security	Principal (000s)	Value
Series 2012-C10, Class A3
2.88%, 12/15/45	$100	$103,303
Series 2014-C21, Class A2
2.92%, 08/15/47	425	437,040

		6,616,368

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $6,482,842)		6,616,368

CORPORATE BONDS & NOTES — 34.38%

ADVERTISING — 0.06%
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	50	52,030
inVentiv Health Inc.
9.00%, 01/15/18 (Call 12/01/16)[b]	50	50,687
Lamar Media Corp.
5.38%, 01/15/24 (Call 01/15/19)	50	52,625
MDC Partners Inc.
6.50%, 05/01/24 (Call 05/01/19)[b]	25	21,313
Omnicom Group Inc.
4.45%, 08/15/20	100	108,814
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)	15	15,525
5.88%, 03/15/25 (Call 09/15/19)	50	52,250

		353,244
AEROSPACE & DEFENSE — 0.35%
ADS Tactical Inc.
11.00%, 04/01/18 (Call 04/01/17)[b]	15	15,225
BAE Systems Holdings Inc.
3.80%, 10/07/24[b]	100	104,854
Boeing Co. (The)
2.25%, 06/15/26 (Call 03/15/26)	25	24,491
5.88%, 02/15/40	100	133,314
6.00%, 03/15/19	50	55,292
Embraer Netherlands Finance BV
5.05%, 06/15/25	50	50,189
Embraer Overseas Ltd.
5.70%, 09/16/23[b]	25	26,434
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	100	97,870
2.13%, 08/15/26 (Call 05/15/26)	55	53,020

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[b]	$50	$50,885
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 12/01/16)	36	32,760
LMI Aerospace Inc.
7.38%, 07/15/19 (Call 01/15/17)	30	30,075
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	50	50,811
3.35%, 09/15/21	200	212,378
3.80%, 03/01/45 (Call 09/01/44)	100	99,372
4.70%, 05/15/46 (Call 11/15/45)	50	56,767
Northrop Grumman Corp.
3.25%, 08/01/23	25	26,407
4.75%, 06/01/43	75	85,229
Orbital ATK Inc.
5.50%, 10/01/23 (Call 10/01/18)	25	26,000
Raytheon Co.
3.13%, 10/15/20	175	184,399
Rockwell Collins Inc.
3.70%, 12/15/23 (Call 09/15/23)	25	26,487
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/16)	15	15,413
6.00%, 07/15/22 (Call 07/15/17)	100	104,250
6.38%, 06/15/26 (Call 06/15/21)[b]	25	25,565
Triumph Group Inc.
4.88%, 04/01/21 (Call 04/01/17)	25	23,125
United Technologies Corp.
3.10%, 06/01/22	225	237,584
4.50%, 06/01/42	275	300,748

		2,148,944
AGRICULTURE — 0.34%
Alliance One International Inc.
8.50%, 04/15/21 (Call 10/15/18)[b]	30	30,000
9.88%, 07/15/21 (Call 07/15/17)[c]	10	8,350
Altria Group Inc.
4.00%, 01/31/24	50	54,928
4.75%, 05/05/21	175	195,454
5.38%, 01/31/44	100	121,994
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	100	98,443
4.54%, 03/26/42	50	56,068
BAT International Finance PLC
3.95%, 06/15/25[b]	150	160,940

Security	Principal (000s)	Value
Bunge Ltd. Finance Corp.
3.50%, 11/24/20 (Call 10/24/20)	$90	$93,338
Cargill Inc.
4.31%, 05/14/21[b]	100	109,472
Imperial Brands Finance PLC
3.75%, 07/21/22 (Call 05/21/22)[b]	200	210,994
Lowe’s Companies Inc.
3.13%, 09/15/24 (Call 06/15/24)	75	78,514
Philip Morris International Inc.
3.25%, 11/10/24	25	26,275
4.25%, 11/10/44	225	236,785
4.50%, 03/26/20	50	54,551
5.65%, 05/16/18	225	239,355
Reynolds American Inc.
2.30%, 06/12/18	150	151,918
4.45%, 06/12/25 (Call 03/12/25)	60	65,880
5.85%, 08/15/45 (Call 02/15/45)	100	124,711

		2,117,970
AIRLINES — 0.13%
Air Canada
7.75%, 04/15/21[b]	25	27,437
Air Canada 2015-1 Pass Through Trust Class A
3.60%, 09/15/28[b]	96	99,385
Allegiant Travel Co.
5.50%, 07/15/19	33	34,279
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	160	174,830
American Airlines Group Inc.
5.50%, 10/01/19[b]	50	51,625
Delta Air Lines Inc. 2015-1 Pass Through Trust Class AA
3.63%, 01/30/29	72	76,493
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	105	107,546
U.S. Airways 2013-1 Pass Through Trust
3.95%, 05/15/27	22	22,888
United Airlines 2013-1 Pass Through Trust
Series A, Class A
4.30%, 02/15/27	45	48,151

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
United Airlines 2015-1 Pass Through Trust Class AA
3.45%, 06/01/29	$100	$104,992
Virgin Australia Holdings Ltd.
8.50%, 11/15/19[b]	25	26,000

		773,626
APPAREL — 0.05%
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)	25	25,937
6.88%, 05/01/22 (Call 05/01/17)	25	26,250
NIKE Inc.
3.88%, 11/01/45 (Call 05/01/45)	70	73,146
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	175	180,084
Wolverine World Wide Inc.
5.00%, 09/01/26 (Call 09/01/21)[b]	25	25,000

		330,417
AUTO MANUFACTURERS — 0.57%
American Honda Finance Corp.
1.70%, 02/22/19	25	25,154
1.70%, 09/09/21	25	24,704
2.13%, 10/10/18	200	202,974
2.30%, 09/09/26	60	58,895
2.45%, 09/24/20	100	102,392
BCD Acquisition Inc.
9.63%, 09/15/23 (Call 09/15/19)[b]	25	25,813
Daimler Finance North America LLC
1.65%, 05/18/18[b]	150	150,196
2.45%, 05/18/20[b]	150	152,438
3.25%, 08/01/24[b]	150	156,180
8.50%, 01/18/31	23	36,833
Ford Motor Co.
4.75%, 01/15/43	100	99,923
7.45%, 07/16/31	25	32,768
Ford Motor Credit Co. LLC
3.20%, 01/15/21	300	306,225
8.13%, 01/15/20	200	234,702
General Motors Co.
3.50%, 10/02/18	100	102,625
4.88%, 10/02/23	25	26,906
5.00%, 04/01/35	100	101,625
5.20%, 04/01/45	50	50,812
General Motors Financial Co. Inc.
3.10%, 01/15/19	140	142,450

Security	Principal (000s)	Value
3.45%, 04/10/22 (Call 02/10/22)	$100	$101,125
3.50%, 07/10/19	100	102,875
3.70%, 11/24/20 (Call 10/24/20)	135	139,387
4.30%, 07/13/25 (Call 04/13/25)	100	102,250
Hyundai Capital America
2.50%, 03/18/19[d]	200	202,941
2.60%, 03/19/20[d]	100	101,374
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/16)	50	48,938
PACCAR Financial Corp.
1.40%, 05/18/18	100	100,302
1.65%, 08/11/21	50	49,432
Toyota Motor Credit Corp.
1.45%, 01/12/18	50	50,095
1.70%, 02/19/19	100	100,521
2.10%, 01/17/19	350	355,047

		3,487,902
AUTO PARTS & EQUIPMENT — 0.13%
Accuride Corp.
9.50%, 08/01/18 (Call 12/01/16)	25	24,938
Allison Transmission Inc.
5.00%, 10/01/24 (Call 10/01/19)[b]	25	25,500
American Axle & Manufacturing Inc.
7.75%, 11/15/19	27	30,510
BorgWarner Inc.
3.38%, 03/15/25 (Call 12/15/24)	30	30,189
Cooper-Standard Automotive Inc.
5.63%, 11/15/26 (Call 11/15/21)[b]	35	35,175
Dana Inc.
5.38%, 09/15/21 (Call 12/01/16)[c]	50	51,844
Delphi Automotive PLC
4.25%, 01/15/26 (Call 10/15/25)	100	108,119
Goodyear Tire & Rubber Co. (The)
7.00%, 05/15/22 (Call 05/15/17)	40	42,050
Johnson Controls Inc.
3.63%, 07/02/24 (Call 04/02/24)	50	52,732
6.00%, 01/15/36	50	60,727
Lear Corp.
5.25%, 01/15/25 (Call 01/15/20)	50	53,763
Magna International Inc.
4.15%, 10/01/25 (Call 07/01/25)	50	54,030
MPG Holdco I Inc.
7.38%, 10/15/22 (Call 10/15/17)	50	50,938

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Tenneco Inc.
5.00%, 07/15/26 (Call 07/15/21)	$25	$25,125
ZF North America Capital Inc.
4.50%, 04/29/22[b]	150	158,812

		804,452
BANKS — 7.09%
ABN AMRO Bank NV
4.75%, 07/28/25[b]	200	210,098
ADCB Finance Cayman Ltd.
3.00%, 03/04/19[d]	200	202,750
Agricultural Bank of China Ltd./New York
2.75%, 05/21/20	250	253,626
Amber Circle Funding Ltd.
3.25%, 12/04/22[d]	200	208,169
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	275	278,542
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22[d]	200	206,922
Banco de Credito del Peru
4.25%, 04/01/23[d]	200	214,500
Banco do Brasil SA/Cayman Islands
5.88%, 01/26/22[d]	200	201,376
Bancolombia SA
5.13%, 09/11/22	200	206,740
Bangkok Bank PCL/Hong Kong
3.30%, 10/03/18[d]	200	205,134
Bank Nederlandse Gemeenten NV
1.13%, 05/25/18[b]	250	249,929
2.38%, 03/16/26[b]	250	254,431
Bank of America Corp.
2.00%, 01/11/18	250	251,017
2.50%, 10/21/22 (Call 10/21/21)	95	94,916
2.63%, 10/19/20	100	101,674
2.63%, 04/19/21	300	304,059
3.25%, 10/21/27 (Call 10/21/26)	75	75,110
3.30%, 01/11/23	100	102,897
3.50%, 04/19/26	250	256,632
3.88%, 08/01/25	200	210,758
4.00%, 04/01/24	75	80,117
4.00%, 01/22/25	325	334,259
4.88%, 04/01/44	250	284,065

Security	Principal (000s)	Value
Bank of America N.A.
2.05%, 12/07/18	$400	$404,252
Bank of China Ltd./Hong Kong
3.13%, 01/23/19[d]	200	205,211
Bank of Communications Co. Ltd. VRN, (5 year CMT + 2.850%)
4.50%, 10/03/24 (Call 10/03/19)[d]	200	209,467
Bank of Montreal
1.90%, 08/27/21	175	173,507
2.38%, 01/25/19 (Call 12/25/18)	200	203,178
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	100	100,246
2.20%, 03/04/19 (Call 02/02/19)	250	254,105
2.20%, 05/15/19 (Call 04/15/19)	25	25,394
2.45%, 08/17/26 (Call 05/17/26)	200	195,688
2.60%, 08/17/20 (Call 07/17/20)	130	133,455
3.65%, 02/04/24 (Call 01/05/24)	25	26,814
Series G
2.15%, 02/24/20 (Call 01/24/20)	25	25,274
Bank of Nova Scotia (The)
1.38%, 12/18/17 (Call 11/18/17)	75	74,990
1.70%, 06/11/18 (Call 05/11/18)	100	100,288
2.35%, 10/21/20	200	202,844
2.45%, 03/22/21	25	25,419
4.50%, 12/16/25	50	52,674
Barclays Bank PLC
6.05%, 12/04/17[b]	100	104,162
Barclays PLC
2.88%, 06/08/20	400	402,344
3.20%, 08/10/21	200	201,714
4.38%, 01/12/26	200	205,852
BB&T Corp.
2.25%, 02/01/19 (Call 01/02/19)	225	228,276
2.63%, 06/29/20 (Call 05/29/20)	100	102,603
BBVA Bancomer SA/Texas
6.50%, 03/10/21[d]	150	164,392
BNP Paribas SA
2.40%, 12/12/18	100	101,321
2.70%, 08/20/18	200	203,596
VRN, (3 mo. LIBOR US + 1.290%)
7.20%, 12/31/49 (Call 06/25/37)[b,c]	100	112,875
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23	25	26,084

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
BPCE SA
4.00%, 04/15/24	$250	$271,935
Caixa Economica Federal
4.50%, 10/03/18[d]	150	153,030
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)	55	55,556
3.50%, 06/15/23	25	25,849
4.20%, 10/29/25 (Call 09/29/25)	35	36,336
Capital One N.A./Mclean VA
2.40%, 09/05/19 (Call 08/05/19)	300	304,293
CBQ Finance Ltd.
3.25%, 06/13/21[d]	200	201,926
China Construction Bank Asia Corp. Ltd.
VRN, (5 year CMT + 2.750%)
4.25%, 08/20/24 (Call 08/20/19)[d]	200	207,584
China Development Bank Corp.
2.50%, 10/09/20[d]	200	203,395
CIT Group Inc.
3.88%, 02/19/19	50	50,766
5.00%, 08/15/22	50	53,312
5.25%, 03/15/18	50	51,783
5.50%, 02/15/19[b]	50	52,625
Citigroup Inc.
1.70%, 04/27/18	200	200,068
2.05%, 12/07/18	250	251,380
2.40%, 02/18/20	200	201,916
2.65%, 10/26/20	100	101,651
3.88%, 03/26/25	100	102,299
4.00%, 08/05/24	200	207,318
4.45%, 09/29/27	100	105,272
4.60%, 03/09/26	250	266,632
4.65%, 07/30/45	100	109,766
5.30%, 05/06/44	200	219,398
Citizens Financial Group Inc.
4.35%, 08/01/25 (Call 07/01/25)	100	102,985
Commonwealth Bank of Australia
2.00%, 09/06/21[b]	100	99,524
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	250	253,368
Cooperatieve Rabobank UA
3.88%, 02/08/22	200	216,732
4.38%, 08/04/25	250	263,165

Security	Principal (000s)	Value
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	$250	$253,097
Credit Agricole SA
VRN, (3 mo. LIBOR US + 6.982%)
8.38%, 10/29/49 (Call 10/13/19)[b]	100	112,578
Credit Agricole SA/London
2.63%, 10/03/18[b]	250	254,301
Credit Suisse AG/New York NY
1.70%, 04/27/18	250	249,762
3.63%, 09/09/24	250	259,290
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	250	251,938
3.80%, 09/15/22	250	254,422
Deutsche Bank AG
VRN, (5 year USD Swap + 2.248%)
4.30%, 05/24/28 (Call 05/24/23)	200	180,894
Deutsche Bank AG/London
2.50%, 02/13/19	300	295,299
Fifth Third Bancorp.
4.30%, 01/16/24 (Call 12/16/23)	25	26,635
Fifth Third Bank/Cincinnati OH
3.85%, 03/15/26 (Call 02/15/26)	200	210,348
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	50	50,946
2.63%, 01/31/19	250	254,522
2.63%, 04/25/21 (Call 03/25/21)	50	50,534
2.75%, 09/15/20 (Call 08/15/20)	30	30,650
3.75%, 02/25/26 (Call 11/25/25)	30	31,332
4.00%, 03/03/24	200	213,138
4.80%, 07/08/44 (Call 01/08/44)	250	271,810
5.15%, 05/22/45	200	215,684
6.15%, 04/01/18	528	560,451
6.25%, 02/01/41	25	32,117
6.75%, 10/01/37	100	125,882
7.50%, 02/15/19	100	112,463
HSBC Holdings PLC
4.30%, 03/08/26	400	425,272
5.10%, 04/05/21	375	413,021
6.10%, 01/14/42	50	64,705
6.80%, 06/01/38	112	145,092
HSBC USA Inc.
1.70%, 03/05/18	300	300,105
2.25%, 06/23/19	100	100,646

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
3.50%, 06/23/24	$100	$102,879
Huntington National Bank (The)
2.88%, 08/20/20 (Call 07/20/20)	250	255,390
ICICI Bank Ltd./Dubai
3.50%, 03/18/20[d]	200	205,448
Industrial & Commercial Bank of China Ltd./Dubai
2.63%, 05/26/20[d]	200	201,450
Industrial & Commercial Bank of China Ltd./Singapore
2.50%, 11/21/17[d]	200	201,536
ING Bank NV
2.00%, 11/26/18[b]	200	200,964
2.50%, 10/01/19[b]	250	254,359
Itau Unibanco Holding SA/Cayman Islands
6.20%, 12/21/21[d]	200	212,090
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)	150	151,203
2.55%, 03/01/21 (Call 02/01/21)	350	355,306
2.70%, 05/18/23 (Call 03/18/23)	350	350,557
3.13%, 01/23/25 (Call 10/23/24)	500	504,760
3.25%, 09/23/22	200	208,062
3.30%, 04/01/26 (Call 01/01/26)	250	254,625
4.13%, 12/15/26	25	26,413
4.25%, 10/15/20	400	431,620
4.95%, 06/01/45	50	54,814
6.40%, 05/15/38	250	336,022
Series H
1.70%, 03/01/18 (Call 02/01/18)	100	100,248
Kazkommertsbank JSC
5.50%, 12/21/22 (Call 11/30/16)[d]	100	71,072
KfW
0.00%, 06/29/37	100	56,407
0.88%, 11/16/17[d]	500	499,536
0.88%, 12/15/17	50	49,947
1.00%, 06/11/18	250	249,850
1.13%, 11/16/18	150	150,048
1.50%, 04/20/20	950	954,626
1.50%, 06/15/21	50	49,875
1.75%, 10/15/19	100	101,418
1.88%, 04/01/19	50	50,801
2.00%, 10/04/22	100	101,619

Security	Principal (000s)	Value
2.00%, 05/02/25	$150	$150,160
2.13%, 01/17/23	500	510,140
Series G
4.38%, 03/15/18	150	156,820
Korea Development Bank (The)
3.00%, 09/14/22	200	210,767
Landwirtschaftliche Rentenbank
1.75%, 07/27/26	100	97,197
2.38%, 03/24/21[d]	220	227,529
2.38%, 06/10/25	100	102,987
Lloyds Bank PLC
2.70%, 08/17/20	250	255,693
Lloyds Banking Group PLC
4.50%, 11/04/24	200	207,280
Macquarie Bank Ltd.
2.60%, 06/24/19[b]	350	356,492
Mitsubishi UFJ Financial Group Inc.
3.85%, 03/01/26	400	428,880
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/20[b]	250	254,205
Mizuho Financial Group Inc.
2.63%, 04/12/21[b]	200	201,954
4.35%, 10/20/25[b]	250	269,398
Morgan Stanley
1.88%, 01/05/18	100	100,316
2.50%, 01/24/19	100	101,536
2.50%, 04/21/21	50	50,383
2.65%, 01/27/20	525	534,035
2.80%, 06/16/20	95	97,238
4.30%, 01/27/45	200	209,616
4.88%, 11/01/22	495	543,119
6.38%, 07/24/42	115	153,754
7.25%, 04/01/32	125	170,871
National Australia Bank Ltd./New York
2.63%, 07/23/20	400	409,564
National Bank of Canada
2.10%, 12/14/18	500	505,160
Nederlandse Waterschapsbank NV
1.25%, 01/16/18[b]	200	200,264
Nordea Bank AB
1.63%, 05/15/18[b]	400	400,608
Oesterreichische Kontrollbank AG
1.13%, 05/29/18	100	100,019

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
2.38%, 10/01/21	$250	$258,217
PNC Bank N.A.
2.20%, 01/28/19 (Call 12/29/18)[e]	500	506,850
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[e,f]	25	25,500
QNB Finance Ltd.
2.75%, 10/31/18[d]	200	202,266
RBC USA Holdco Corp.
5.25%, 09/15/20	25	27,912
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	250	251,930
Royal Bank of Canada
2.00%, 12/10/18	150	151,380
2.35%, 10/30/20	150	152,434
2.50%, 01/19/21	100	102,536
Royal Bank of Scotland Group PLC
4.70%, 07/03/18	9	9,212
6.00%, 12/19/23	50	51,612
6.10%, 06/10/23	50	51,826
VRN, (3 mo. LIBOR US + 2.320%)
7.64%, 12/31/49 (Call 09/30/17)	100	97,000
VRN, (3 mo. LIBOR US + 2.500%)
7.65%, 12/31/49 (Call 09/30/31)	65	76,862
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.30%, 12/27/17[d]	200	204,710
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	100	99,900
4.50%, 07/17/25 (Call 04/17/25)	25	25,511
Santander UK Group Holdings PLC
2.88%, 10/16/20	25	25,142
Santander UK PLC
4.00%, 03/13/24	200	215,432
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/22[d]	200	201,278
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20[b]	250	255,146
Societe Generale SA
2.63%, 09/16/20[b]	250	255,243
Standard Chartered PLC
3.05%, 01/15/21[b]	400	410,241

Security	Principal (000s)	Value
VRN, (3 mo. LIBOR US + 1.460%)
7.01%, 07/29/49 (Call 07/30/37)[b]	$100	$110,100
State Bank of India/London
3.62%, 04/17/19[d]	200	206,384
State Street Corp.
1.35%, 05/15/18	25	25,037
2.55%, 08/18/20	100	102,959
3.55%, 08/18/25	60	64,537
3.70%, 11/20/23	100	108,218
Sumitomo Mitsui Banking Corp.
3.65%, 07/23/25	250	266,045
Sumitomo Mitsui Financial Group Inc.
2.93%, 03/09/21	250	255,823
3.01%, 10/19/26	100	99,935
Svenska Handelsbanken AB
2.40%, 10/01/20	250	254,285
Swedbank AB
2.20%, 03/04/20[b,c]	200	201,810
Toronto-Dominion Bank (The)
1.63%, 03/13/18	300	301,140
1.80%, 07/13/21	100	99,381
2.25%, 11/05/19	25	25,428
2.50%, 12/14/20	50	51,167
Turkiye Is Bankasi
5.00%, 04/30/20[d]	200	199,000
Turkiye Vakiflar Bankasi TAO
VRN, (5 year USD Swap + 5.439%)
6.88%, 02/03/25 (Call 02/03/20)[d]	200	197,850
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	325	328,581
2.20%, 04/25/19 (Call 03/25/19)	25	25,432
3.00%, 03/15/22 (Call 02/15/22)	50	52,432
Series V
2.38%, 07/22/26 (Call 06/22/26)	125	121,615
UBS AG/Stamford CT
2.38%, 08/14/19	250	254,187
UBS Group Funding Jersey Ltd.
2.95%, 09/24/20[b]	220	224,550
4.13%, 04/15/26[b]	200	208,826
Vnesheconombank Via VEB Finance PLC
4.22%, 11/21/18[d]	200	202,336
VTB Bank OJSC Via VTB Capital SA
6.32%, 02/22/18[d]	200	208,074

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Wells Fargo & Co.
2.10%, 07/26/21	$100	$99,420
2.50%, 03/04/21	50	50,595
2.55%, 12/07/20	100	101,642
3.00%, 04/22/26	100	99,580
3.00%, 10/23/26	40	39,815
3.30%, 09/09/24	480	493,210
3.50%, 03/08/22	200	210,116
3.55%, 09/29/25	125	129,696
4.90%, 11/17/45	200	214,958
5.38%, 11/02/43	50	57,044
5.61%, 01/15/44	225	264,355
5.63%, 12/11/17	250	261,357
Westpac Banking Corp.
1.60%, 01/12/18	100	100,197
2.30%, 05/26/20	100	101,276
2.60%, 11/23/20	200	204,392
2.70%, 08/19/26	200	196,680
Woori Bank
2.63%, 07/20/21[d]	200	203,189
Yapi ve Kredi Bankasi AS
5.13%, 10/22/19[d]	200	201,254

		43,801,522
BEVERAGES — 0.73%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	150	151,267
2.63%, 01/17/23	100	100,940
2.65%, 02/01/21 (Call 01/01/21)	450	460,080
3.65%, 02/01/26 (Call 11/01/25)	200	210,338
3.70%, 02/01/24	150	160,576
4.00%, 01/17/43	50	50,133
4.63%, 02/01/44	200	220,356
4.70%, 02/01/36 (Call 08/01/35)	100	111,282
4.90%, 02/01/46 (Call 08/01/45)	325	371,111
Bacardi Ltd.
2.75%, 07/15/26 (Call 04/15/26)[b]	100	98,159
Beam Suntory Inc.
3.25%, 05/15/22 (Call 02/15/22)	50	51,417
Coca-Cola Bottling Co. Consolidated
3.80%, 11/25/25 (Call 08/25/25)	25	26,304
Coca-Cola Co. (The)
1.38%, 05/30/19	25	25,029
1.55%, 09/01/21	100	99,135
1.65%, 11/01/18	100	100,923

Security	Principal (000s)	Value
1.88%, 10/27/20	$25	$25,274
2.25%, 09/01/26	35	34,236
2.88%, 10/27/25	100	103,203
3.20%, 11/01/23	100	106,171
Constellation Brands Inc.
4.25%, 05/01/23	100	105,770
Cott Beverages Inc.
6.75%, 01/01/20 (Call 01/01/17)	50	51,938
Diageo Capital PLC
1.13%, 04/29/18	50	49,809
2.63%, 04/29/23 (Call 01/29/23)	200	205,906
Dr Pepper Snapple Group Inc.
3.20%, 11/15/21 (Call 08/15/21)	50	52,315
3.40%, 11/15/25 (Call 08/15/25)	35	36,618
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	100	99,625
3.00%, 07/15/26 (Call 04/15/26)	40	39,622
4.20%, 07/15/46 (Call 01/15/46)	75	75,346
PepsiCo Inc.
2.15%, 10/14/20 (Call 09/14/20)	550	560,021
2.25%, 01/07/19 (Call 12/07/18)	50	50,979
2.38%, 10/06/26 (Call 07/06/26)	100	98,364
3.60%, 03/01/24 (Call 12/01/23)	50	54,090
4.45%, 04/14/46 (Call 10/14/45)	50	55,990
5.50%, 01/15/40	100	126,094
Pernod Ricard SA
3.25%, 06/08/26 (Call 03/08/26)[b]	150	150,670
SABMiller Holdings Inc.
3.75%, 01/15/22[b]	200	215,397

		4,534,488
BIOTECHNOLOGY — 0.30%
AMAG Pharmaceuticals Inc.
7.88%, 09/01/23 (Call 09/01/18)[b]	25	23,438
Amgen Inc.
2.25%, 08/19/23 (Call 06/19/23)	100	97,815
2.60%, 08/19/26 (Call 05/19/26)	50	48,110
3.13%, 05/01/25 (Call 02/01/25)	100	101,744
3.63%, 05/15/22 (Call 02/15/22)	50	53,174
4.40%, 05/01/45 (Call 11/01/44)	100	101,859
4.66%, 06/15/51 (Call 12/15/50)[b]	173	178,543
4.95%, 10/01/41	25	26,987
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	140	149,311

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Celgene Corp.
2.88%, 08/15/20	$200	$206,392
3.88%, 08/15/25 (Call 05/15/25)	100	105,001
4.63%, 05/15/44 (Call 11/15/43)	75	75,758
5.00%, 08/15/45 (Call 02/15/45)	25	26,918
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[b]	25	14,375
9.50%, 10/21/22 (Call 12/15/18)[b]	25	15,375
Gilead Sciences Inc.
2.55%, 09/01/20	75	76,867
3.50%, 02/01/25 (Call 11/01/24)	100	103,863
4.15%, 03/01/47 (Call 09/01/46)	190	187,830
4.50%, 02/01/45 (Call 08/01/44)	275	286,721

		1,880,081
BUILDING MATERIALS — 0.18%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 12/01/16)	25	23,875
Boise Cascade Co.
5.63%, 09/01/24 (Call 09/01/19)[b]	25	25,281
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[b]	25	25,250
10.75%, 08/15/23 (Call 08/15/18)[b]	25	28,750
Cemex Finance LLC
9.38%, 10/12/22 (Call 10/12/17)[d]	200	218,500
Cemex SAB de CV
6.50%, 12/10/19	200	213,500
Griffon Corp.
5.25%, 03/01/22 (Call 03/01/17)	25	25,313
Holcim U.S. Finance Sarl & Cie. SCS
6.00%, 12/30/19[b]	100	111,442
Louisiana-Pacific Corp.
4.88%, 09/15/24 (Call 09/15/19)[b]	40	39,300
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)	50	51,200
4.45%, 04/01/25 (Call 01/01/25)	75	78,281
7.13%, 03/15/20	25	28,625
Ply Gem Industries Inc.
6.50%, 02/01/22 (Call 02/01/17)	25	26,090
Standard Industries Inc./NJ
5.38%, 11/15/24 (Call 11/15/19)[b]	50	51,688
6.00%, 10/15/25 (Call 10/15/20)[b]	25	26,686

Security	Principal (000s)	Value
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 07/15/23 (Call 07/15/18)	$25	$25,625
USG Corp.
9.50%, 01/15/18	50	53,875
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	50	54,072

		1,107,353
CHEMICALS — 0.63%
Agrium Inc.
5.25%, 01/15/45 (Call 07/15/44)	100	110,397
Air Liquide Finance SA
2.25%, 09/27/23 (Call 07/27/23)[b]	200	198,175
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	50	51,656
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	50	58,750
Bluestar Finance Holdings Ltd.
4.38%, 06/11/20[d]	200	210,056
Braskem Finance Ltd.
5.75%, 04/15/21[d]	200	207,440
Cabot Corp.
3.40%, 09/15/26 (Call 06/15/26)	25	24,945
Celanese U.S. Holdings LLC
5.88%, 06/15/21	50	56,954
CF Industries Inc.
3.45%, 06/01/23[c]	25	23,344
5.38%, 03/15/44	25	21,375
6.88%, 05/01/18	100	105,500
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[c]	50	48,500
7.00%, 05/15/25 (Call 05/15/20)	25	24,313
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	175	180,050
3.50%, 10/01/24 (Call 07/01/24)	25	26,099
4.25%, 11/15/20 (Call 08/15/20)	50	53,934
4.38%, 11/15/42 (Call 05/15/42)	25	25,090
5.25%, 11/15/41 (Call 05/15/41)	65	71,428
9.40%, 05/15/39	50	79,914
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	25	26,258
3.80%, 03/15/25 (Call 12/15/24)	100	104,050
Ecolab Inc.
3.25%, 01/14/23 (Call 11/14/22)	200	208,182

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
EI du Pont de Nemours & Co.
4.15%, 02/15/43	$50	$49,356
4.63%, 01/15/20	100	108,725
6.00%, 07/15/18	125	134,255
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/16)	50	43,750
8.88%, 02/01/18 (Call 12/01/16)	50	47,525
Huntsman International LLC
5.13%, 11/15/22 (Call 08/15/22)[c]	50	51,750
INEOS Group Holdings SA
5.63%, 08/01/24 (Call 08/01/19)[b]	200	198,250
LYB International Finance BV
4.00%, 07/15/23	100	107,231
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	100	95,352
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	50	42,938
Mexichem SAB de CV
5.88%, 09/17/44[d]	200	194,020
Monsanto Co.
4.20%, 07/15/34 (Call 01/15/34)	150	148,480
4.40%, 07/15/44 (Call 01/15/44)	29	28,960
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)	35	35,912
5.63%, 11/15/43 (Call 05/15/43)	25	25,325
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[b]	25	25,094
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[b,c]	25	24,250
10.38%, 05/01/21 (Call 05/01/18)[b]	50	54,000
Potash Corp. of Saskatchewan Inc.
3.00%, 04/01/25 (Call 01/01/25)	100	98,332
PPG Industries Inc.
3.60%, 11/15/20	25	26,164
Praxair Inc.
2.65%, 02/05/25 (Call 11/05/24)	250	253,125
Syngenta Finance NV
3.13%, 03/28/22	100	102,220
TPC Group Inc.
8.75%, 12/15/20 (Call 12/15/16)[b]	25	20,688
Tronox Finance LLC
7.50%, 03/15/22 (Call 03/15/18)[b]	50	44,750

Security	Principal (000s)	Value
Versum Materials Inc.
5.50%, 09/30/24 (Call 09/30/21)[b]	$25	$25,563

		3,902,425
COAL — 0.05%
China Shenhua Overseas Capital Co. Ltd.
3.88%, 01/20/25[d]	200	210,084
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
12.00%, 11/01/21 (Call 11/01/18)	21	21,262
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)	50	46,219

		277,565
COMMERCIAL SERVICES — 0.38%
Acosta Inc.
7.75%, 10/01/22 (Call 10/01/17)[b]	25	21,438
ADT Corp. (The)
3.50%, 07/15/22	100	94,750
6.25%, 10/15/21	25	27,344
Ahern Rentals Inc.
7.38%, 05/15/23 (Call 05/15/18)[b]	25	16,375
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/16)	50	51,562
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	40	41,023
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[b,c]	25	24,500
5.25%, 03/15/25 (Call 03/15/20)[b]	25	23,750
Block Financial LLC
5.25%, 10/01/25 (Call 07/01/25)	50	53,019
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[b]	25	22,000
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 12/01/16)[b]	25	26,312
DP World Ltd.
6.85%, 07/02/37[b]	100	113,915
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 07/01/17)[b]	20	20,000
ERAC USA Finance LLC
3.80%, 11/01/25 (Call 08/01/25)[b]	50	53,001
7.00%, 10/15/37[b]	100	132,773

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Great Lakes Dredge & Dock Corp.
7.38%, 02/01/19 (Call 12/01/16)	$27	$26,494
H&E Equipment Services Inc.
7.00%, 09/01/22 (Call 09/01/17)	15	15,780
Harland Clarke Holdings Corp.
6.88%, 03/01/20 (Call 03/01/17)[b]	25	23,938
9.25%, 03/01/21 (Call 03/01/17)[b]	25	21,406
9.75%, 08/01/18 (Call 12/01/16)[b]	25	25,563
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[b]	50	50,000
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[b,c]	25	24,273
6.75%, 04/15/19 (Call 12/01/16)	36	36,728
7.38%, 01/15/21 (Call 12/01/16)	25	25,750
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	50	51,250
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[b]	50	50,275
Johns Hopkins University
Series 2013
4.08%, 07/01/53	25	26,325
Laureate Education Inc.
9.25%, 09/01/19 (Call 12/01/16)[b]	50	46,250
Leidos Inc.
5.50%, 07/01/33	25	21,149
Live Nation Entertainment Inc.
4.88%, 11/01/24 (Call 11/01/19)[b]	25	24,938
Massachusetts Institute of Technology
4.68%, 07/01/14	160	176,603
MasterCard Inc.
2.00%, 04/01/19	100	101,521
Monitronics International Inc.
9.13%, 04/01/20 (Call 12/01/16)	25	23,688
Moody’s Corp.
5.25%, 07/15/44	50	58,656
NES Rentals Holdings Inc.
7.88%, 05/01/18 (Call 12/01/16)[b]	25	24,500
Northwestern University
3.87%, 12/01/48	25	27,418
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	75	73,709

Security	Principal (000s)	Value
3.62%, 10/01/37	$15	$15,832
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[b]	105	111,562
RR Donnelley & Sons Co.
7.88%, 03/15/21	50	53,750
S&P Global Inc.
4.40%, 02/15/26 (Call 11/15/25)	100	110,448
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)	75	77,812
Team Health Inc.
7.25%, 12/15/23 (Call 12/15/18)[b]	25	28,281
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)	50	51,625
5.50%, 05/15/27 (Call 05/15/22)	30	29,850
5.75%, 11/15/24 (Call 05/15/19)	50	51,875
5.88%, 09/15/26 (Call 09/15/21)	25	25,465
7.63%, 04/15/22 (Call 04/15/17)	50	53,169
University of Notre Dame du Lac Series 2015
3.44%, 02/15/45	20	20,550
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)	50	51,929

		2,360,124
COMPUTERS — 0.63%
Apple Inc.
1.00%, 05/03/18	10	9,984
2.00%, 05/06/20	140	142,009
2.10%, 05/06/19	250	254,658
2.25%, 02/23/21 (Call 01/23/21)	500	509,315
2.50%, 02/09/25	100	99,459
3.45%, 02/09/45	250	231,042
3.85%, 05/04/43	25	24,588
4.50%, 02/23/36 (Call 08/23/35)	100	111,048
4.65%, 02/23/46 (Call 08/23/45)	150	165,593
Dell Inc.
5.65%, 04/15/18	50	51,646
5.88%, 06/15/19	100	107,125
Dell Technologies Inc.
3.38%, 06/01/23 (Call 03/01/23)	100	93,914
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
4.42%, 06/15/21 (Call 05/15/21)[b]	175	183,116

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
5.88%, 06/15/21 (Call 06/15/18)[b]	$25	$26,349
6.02%, 06/15/26 (Call 03/15/26)[b]	95	103,345
7.13%, 06/15/24 (Call 06/15/19)[b]	50	54,773
8.35%, 07/15/46 (Call 01/15/46)[b]	125	151,665
Diebold Inc.
8.50%, 04/15/24 (Call 04/15/19)[b]	45	47,689
Hewlett Packard Enterprise Co.
2.85%, 10/05/18[b]	150	153,562
4.40%, 10/15/22 (Call 08/15/22)[b]	100	107,757
4.90%, 10/15/25 (Call 07/15/25)[b]	25	26,475
6.60%, 10/15/45 (Call 04/15/45)[b]	115	118,141
HP Inc.
4.38%, 09/15/21	150	161,250
6.00%, 09/15/41	50	50,761
International Business Machines Corp.
1.63%, 05/15/20[c]	200	200,512
1.95%, 02/12/19	100	101,423
3.38%, 08/01/23	100	106,155
3.63%, 02/12/24	100	107,539
4.00%, 06/20/42	100	101,697
8.38%, 11/01/19	25	29,952
NCR Corp.
5.00%, 07/15/22 (Call 07/15/17)	40	40,625
6.38%, 12/15/23 (Call 12/15/18)	25	26,437
Seagate HDD Cayman
4.75%, 06/01/23	100	99,542
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)[b]	100	115,500

		3,914,646
COSMETICS & PERSONAL CARE — 0.11%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[b]	25	26,875
Avon Products Inc.
6.50%, 03/01/19	50	52,725
7.00%, 03/15/23	25	23,818
Colgate-Palmolive Co.
0.90%, 05/01/18	50	49,842
4.00%, 08/15/45	50	54,922
Estee Lauder Companies Inc. (The)
4.38%, 06/15/45 (Call 12/15/44)	50	54,948
Procter & Gamble Co. (The)
2.45%, 11/03/26	100	99,859

Security	Principal (000s)	Value
4.70%, 02/15/19	$175	$188,342
5.55%, 03/05/37	50	68,270
Revlon Consumer Products Corp.
6.25%, 08/01/24 (Call 08/01/19)[b]	50	51,500

		671,101
DISTRIBUTION & WHOLESALE — 0.03%
American Builders & Contractors Supply Co. Inc.
5.75%, 12/15/23 (Call 12/15/18)[b]	25	26,063
American Tire Distributors Inc.
10.25%, 03/01/22 (Call 03/01/18)[b]	25	22,985
Global Partners LP/GLP Finance Corp.
7.00%, 06/15/23 (Call 06/15/18)	25	23,875
HD Supply Inc.
5.75%, 04/15/24 (Call 04/15/19)[b]	25	26,250
LKQ Corp.
4.75%, 05/15/23 (Call 05/15/18)	50	51,312
Univar USA Inc.
6.75%, 07/15/23 (Call 07/15/18)[b]	25	25,875
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	25	25,161

		201,521
DIVERSIFIED FINANCIAL SERVICES — 1.20%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.50%, 05/15/21	150	156,000
4.63%, 07/01/22	150	156,563
Air Lease Corp.
2.63%, 09/04/18 (Call 08/04/18)	100	100,940
3.00%, 09/15/23 (Call 07/15/23)	100	98,903
Aircastle Ltd.
5.00%, 04/01/23	50	51,750
5.13%, 03/15/21	40	42,450
6.25%, 12/01/19	50	54,437
Alliance Data Systems Corp.
5.88%, 11/01/21 (Call 11/01/18)[b]	100	100,750
Ally Financial Inc.
3.25%, 02/13/18	50	50,125
3.75%, 11/18/19	50	50,063
4.13%, 02/13/22	50	50,016
4.25%, 04/15/21	25	25,250
4.63%, 05/19/22	25	25,563

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
4.75%, 09/10/18	$50	$51,380
5.13%, 09/30/24	50	52,750
5.75%, 11/20/25 (Call 10/20/25)[c]	25	25,594
8.00%, 03/15/20	25	28,313
8.00%, 11/01/31	40	47,800
American Express Co.
3.63%, 12/05/24 (Call 11/04/24)	100	103,545
4.05%, 12/03/42	50	50,534
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)	300	302,010
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	75	74,575
3.70%, 10/15/24	150	159,781
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/45[b]	25	24,515
5.00%, 06/15/44[b]	25	26,537
Brookfield Finance Inc.
4.25%, 06/02/26 (Call 03/02/26)	25	25,442
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	25	25,536
3.45%, 02/13/26 (Call 11/13/25)	40	42,331
China Cinda Finance 2015 I Ltd.
4.25%, 04/23/25[d]	200	204,276
CME Group Inc.
3.00%, 09/15/22	175	183,991
Discover Financial Services
3.95%, 11/06/24 (Call 08/06/24)	200	202,750
FBM Finance Inc.
8.25%, 08/15/21 (Call 08/15/18)[b]	25	26,125
Ford Motor Credit Co. LLC
5.00%, 05/15/18	400	418,632
Franklin Resources Inc.
2.85%, 03/30/25	100	101,015
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	381	388,346
3.37%, 11/15/25	264	280,806
4.42%, 11/15/35	200	218,220
HSBC Finance Corp.
6.68%, 01/15/21	125	142,679
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.88%, 02/01/22 (Call 08/01/17)	50	47,563
6.00%, 08/01/20 (Call 02/01/17)	50	49,125

Security	Principal (000s)	Value
ICBCIL Finance Co. Ltd.
2.75%, 05/19/21[d]	$200	$200,552
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	50	53,297
4.00%, 10/15/23	50	54,195
International Lease Finance Corp.
5.88%, 04/01/19	100	107,375
8.63%, 01/15/22	50	61,312
Invesco Finance PLC
4.00%, 01/30/24	150	161,727
Janus Capital Group Inc.
4.88%, 08/01/25 (Call 05/01/25)	50	53,403
Jefferies Group LLC
5.13%, 04/13/18	50	52,086
6.25%, 01/15/36	25	25,442
Lincoln Finance Ltd.
7.38%, 04/15/21 (Call 04/15/18)[b]	200	215,000
Nasdaq Inc.
5.55%, 01/15/20	25	27,619
National Rural Utilities Cooperative Finance Corp.
3.25%, 11/01/25 (Call 08/01/25)	100	104,850
4.02%, 11/01/32 (Call 05/01/32)	75	79,081
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 01/01/17)	50	49,625
9.63%, 05/01/19 (Call 12/01/16)[c]	25	26,188
Navient Corp.
5.50%, 01/15/19	50	51,000
5.50%, 01/25/23	25	22,688
5.63%, 08/01/33	25	19,813
6.13%, 03/25/24	50	45,750
7.25%, 09/25/23	25	24,906
8.00%, 03/25/20	50	54,250
8.45%, 06/15/18	100	108,155
NewStar Financial Inc.
7.25%, 05/01/20 (Call 05/01/17)	50	50,000
Nomura Holdings Inc.
2.75%, 03/19/19	75	76,420
6.70%, 03/04/20	50	57,114
Ocwen Financial Corp.
6.63%, 05/15/19 (Call 12/01/16)	25	23,750
OneMain Financial Holdings LLC
7.25%, 12/15/21 (Call 12/15/17)[b]	50	51,750

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/02/24[d]	$100	$133,011
Protective Life Global Funding
2.00%, 09/14/21[b]	250	247,655
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[b]	50	49,375
Raymond James Financial Inc.
3.63%, 09/15/26	25	25,240
Springleaf Finance Corp.
6.90%, 12/15/17	100	104,750
8.25%, 12/15/20	36	39,060
Stifel Financial Corp.
4.25%, 07/18/24	25	25,148
Synchrony Financial
2.60%, 01/15/19 (Call 12/15/18)	45	45,491
4.50%, 07/23/25 (Call 04/24/25)	75	78,502
Visa Inc.
1.20%, 12/14/17	25	25,040
3.15%, 12/14/25 (Call 09/14/25)	440	458,467
4.30%, 12/14/45 (Call 06/14/45)	25	27,877

		7,383,945
ELECTRIC — 2.34%
Abu Dhabi National Energy Co. PJSC
3.88%, 05/06/24[d]	200	205,790
6.25%, 09/16/19[b]	100	111,183
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)	25	24,805
5.50%, 03/15/24 (Call 03/15/19)	25	25,375
5.50%, 04/15/25 (Call 04/15/20)	25	25,250
7.38%, 07/01/21 (Call 06/01/21)	100	112,750
8.00%, 06/01/20	34	39,865
Alabama Power Co.
4.15%, 08/15/44 (Call 02/15/44)	35	37,388
4.30%, 01/02/46 (Call 07/02/45)	50	54,565
Ameren Corp.
3.65%, 02/15/26 (Call 11/15/25)	85	89,295
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	125	132,008
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	150	154,941
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	75	78,831

Security	Principal (000s)	Value
Arizona Public Service Co.
4.35%, 11/15/45 (Call 05/15/45)	$50	$55,431
8.75%, 03/01/19	50	58,036
Berkshire Hathaway Energy Co.
5.15%, 11/15/43 (Call 05/15/43)	75	89,149
6.13%, 04/01/36	25	32,619
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)	50	49,500
5.75%, 01/15/25 (Call 10/15/19)[c]	50	48,625
5.88%, 01/15/24 (Call 11/01/18)[b]	75	79,125
7.88%, 01/15/23 (Call 01/15/17)[b]	13	13,634
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/44 (Call 10/01/43)	50	57,368
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (Call 02/01/26)[b]	50	51,561
CLP Power Hong Kong Financing Ltd.
3.38%, 10/26/27[d]	200	205,542
CMS Energy Corp.
3.60%, 11/15/25 (Call 08/15/25)	75	78,929
Comision Federal de Electricidad
4.88%, 01/15/24[d]	200	208,000
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	50	50,601
3.70%, 03/01/45 (Call 09/01/44)	25	25,051
5.80%, 03/15/18	75	79,548
Connecticut Light & Power Co. (The)
6.35%, 06/01/36	15	19,950
Consolidated Edison Co. of New York Inc.
3.30%, 12/01/24 (Call 09/01/24)	100	105,857
3.85%, 06/15/46 (Call 12/15/45)	50	50,844
4.45%, 03/15/44 (Call 09/15/43)	150	165,996
Consumers Energy Co.
4.35%, 08/31/64 (Call 02/28/64)	50	53,992
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	225	230,672
7.00%, 06/15/38	30	39,836
Series B
5.95%, 06/15/35	30	36,109
Series D
2.85%, 08/15/26 (Call 05/15/26)	200	196,666
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	125	127,837

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
4.30%, 07/01/44 (Call 01/01/44)	$50	$55,717
5.70%, 10/01/37	40	50,978
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	25	24,557
Dubai Electricity & Water Authority
7.38%, 10/21/20[b]	200	235,590
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	225	233,926
5.30%, 02/15/40	25	30,594
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	150	148,074
2.10%, 06/15/18 (Call 05/15/18)	150	151,347
3.75%, 04/15/24 (Call 01/15/24)	300	318,939
4.80%, 12/15/45 (Call 06/15/45)	100	111,301
Duke Energy Florida LLC
6.40%, 06/15/38	25	34,348
Duke Energy Progress LLC
4.20%, 08/15/45 (Call 02/15/45)	25	26,734
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)	25	22,385
6.75%, 11/01/19 (Call 05/01/17)	50	50,605
7.38%, 11/01/22 (Call 11/01/18)	100	96,437
7.63%, 11/01/24 (Call 11/01/19)	25	23,938
EDP Finance BV
4.90%, 10/01/19[b]	100	105,849
Electricite de France SA
3.63%, 10/13/25 (Call 07/13/25)[b,c]	100	103,384
4.88%, 01/22/44[b]	10	10,426
4.95%, 10/13/45 (Call 04/13/45)[b]	100	106,540
5.25%, 10/13/55 (Call 04/13/55)[b]	50	50,681
6.50%, 01/26/19[b]	175	193,451
VRN, (10 year USD Swap + 3.709%)
5.25%, 01/29/49 (Call 01/29/23)[b]	100	99,000
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)[b]	50	50,730
4.75%, 06/15/46 (Call 12/15/45)[b]	50	52,958
Enel Finance International NV
6.00%, 10/07/39[b]	150	178,858
Entergy Arkansas Inc.
3.50%, 04/01/26 (Call 01/01/26)	100	106,470
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	75	80,653

Security	Principal (000s)	Value
Entergy Louisiana LLC
2.40%, 10/01/26 (Call 07/01/26)	$100	$97,628
Eskom Holdings SOC Ltd.
6.75%, 08/06/23[d]	200	206,374
Exelon Corp.
3.95%, 06/15/25 (Call 03/15/25)	75	80,005
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	120	123,157
5.60%, 06/15/42 (Call 12/15/41)	55	56,221
6.25%, 10/01/39	100	109,243
FirstEnergy Corp.
Series C
7.38%, 11/15/31	50	65,011
FirstEnergy Solutions Corp.
6.80%, 08/15/39	175	117,271
Florida Power & Light Co.
4.05%, 06/01/42 (Call 12/01/41)	25	26,976
4.05%, 10/01/44 (Call 04/01/44)	55	59,361
5.95%, 02/01/38	100	132,919
Fortis Inc.
2.10%, 10/04/21 (Call 09/04/21)[b]	65	64,563
3.06%, 10/04/26 (Call 07/04/26)[b]	100	98,300
GenOn Energy Inc.
9.50%, 10/15/18	50	40,125
Georgia Power Co.
4.30%, 03/15/42	100	106,007
5.40%, 06/01/40	15	17,905
Hongkong Electric Finance Ltd.
2.88%, 05/03/26[d]	200	197,641
Hydro-Quebec
9.38%, 04/15/30	75	122,440
Interstate Power & Light Co.
3.40%, 08/15/25 (Call 05/15/25)	100	104,637
Israel Electric Corp. Ltd.
5.63%, 06/21/18[d]	200	209,750
Kansas City Power & Light Co.
3.65%, 08/15/25 (Call 05/15/25)	100	103,937
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	50	60,040
Louisville Gas & Electric Co.
4.38%, 10/01/45 (Call 04/01/45)	25	27,524
Series 25
3.30%, 10/01/25 (Call 07/01/25)	25	26,387

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	$200	$204,322
4.25%, 05/01/46 (Call 11/01/45)	175	191,762
5.75%, 11/01/35	25	31,440
Monongahela Power Co.
5.40%, 12/15/43 (Call 06/15/43)[b]	25	31,007
NextEra Energy Capital Holdings Inc.
3.63%, 06/15/23 (Call 03/15/23)	75	78,649
Niagara Mohawk Power Corp.
4.28%, 10/01/34 (Call 04/01/34)[b]	100	105,866
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	20	21,915
5.65%, 02/01/45 (Call 08/01/44)	50	62,235
5.95%, 06/15/41 (Call 12/15/40)	25	30,458
Northern States Power Co./MN
4.13%, 05/15/44 (Call 11/15/43)	50	54,263
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	25	25,063
6.25%, 05/01/24 (Call 05/01/19)[c]	25	24,250
6.63%, 03/15/23 (Call 09/15/17)	29	28,928
6.63%, 01/15/27 (Call 07/15/21)[b]	50	46,828
7.25%, 05/15/26 (Call 05/15/21)[b]	25	24,598
7.88%, 05/15/21 (Call 12/01/16)	14	14,630
NRG Yield Operating LLC
5.00%, 09/15/26 (Call 09/15/21)[b]	100	97,000
NSTAR Electric Co.
2.70%, 06/01/26 (Call 03/01/26)	100	100,323
3.25%, 11/15/25 (Call 08/15/25)	125	131,471
Oglethorpe Power Corp.
6.10%, 03/15/19	50	54,431
Oncor Electric Delivery Co. LLC
5.30%, 06/01/42 (Call 12/01/41)	125	155,304
Pacific Gas & Electric Co.
2.95%, 03/01/26 (Call 12/01/25)	100	102,560
3.50%, 10/01/20 (Call 07/01/20)	50	52,993
4.25%, 03/15/46 (Call 09/15/45)	125	135,542
6.05%, 03/01/34	175	229,329
PECO Energy Co.
5.95%, 10/01/36	25	32,274
Perusahaan Listrik Negara PT
5.50%, 11/22/21[d]	200	221,500
Portland General Electric Co.
6.10%, 04/15/19	25	27,621

Security	Principal (000s)	Value
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	$50	$52,790
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)	25	26,020
3.95%, 03/15/24 (Call 12/15/23)	75	80,033
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)	50	52,476
4.15%, 10/01/45 (Call 04/01/45)	25	26,829
PPL WEM Ltd./Western Power Distribution Ltd.
5.38%, 05/01/21 (Call 02/01/21)[b]	125	137,900
Public Service Co. of Colorado
3.55%, 06/15/46 (Call 12/15/45)	100	98,908
Public Service Co. of New Mexico
3.85%, 08/01/25 (Call 05/01/25)	25	26,100
Public Service Electric & Gas Co.
1.90%, 03/15/21 (Call 02/15/21)	60	60,330
2.25%, 09/15/26 (Call 06/15/26)	100	97,956
3.05%, 11/15/24 (Call 08/15/24)	100	104,598
4.05%, 05/01/45 (Call 11/01/44)	50	53,939
4.15%, 11/01/45 (Call 05/01/45)	50	54,670
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)	200	204,928
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	100	99,978
Saudi Electricity Global Sukuk Co. 3
4.00%, 04/08/24[d]	200	206,840
South Carolina Electric & Gas Co.
6.05%, 01/15/38	50	63,598
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	100	108,575
4.65%, 10/01/43 (Call 04/01/43)	100	117,046
Series C
3.60%, 02/01/45 (Call 08/01/44)	50	50,463
Southern Co. (The)
1.85%, 07/01/19	50	50,224
2.15%, 09/01/19 (Call 08/01/19)	200	202,396
2.95%, 07/01/23 (Call 05/01/23)	250	256,850
3.25%, 07/01/26 (Call 04/01/26)	100	102,714
Southern Power Co.
4.15%, 12/01/25 (Call 09/01/25)	25	26,781
5.15%, 09/15/41	25	26,554

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Southwestern Electric Power Co. Series K
2.75%, 10/01/26 (Call 07/01/26)	$300	$295,623
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[d]	200	206,944
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	25	20,485
4.63%, 07/15/19 (Call 12/01/16)[b]	40	38,000
6.50%, 05/01/18	25	25,938
Tampa Electric Co.
6.55%, 05/15/36	15	19,910
TECO Finance Inc.
5.15%, 03/15/20	75	81,626
Terraform Global Operating LLC
13.75%, 08/15/22 (Call 08/15/18)[b]	25	26,000
Virginia Electric & Power Co.
4.20%, 05/15/45 (Call 11/15/44)	80	85,810
4.45%, 02/15/44 (Call 08/15/43)	50	55,761
Series A
3.15%, 01/15/26 (Call 10/15/25)	25	25,918
WEC Energy Group Inc.
3.55%, 06/15/25 (Call 03/15/25)	100	105,771
Westar Energy Inc.
3.25%, 12/01/25 (Call 09/01/25)	50	52,092
4.25%, 12/01/45 (Call 06/01/45)	20	21,378
4.63%, 09/01/43 (Call 03/01/43)	25	28,082
Wisconsin Electric Power Co.
4.30%, 12/15/45 (Call 06/15/45)	40	43,814
Xcel Energy Inc.
3.30%, 06/01/25 (Call 12/01/24)	50	52,048
4.70%, 05/15/20 (Call 11/15/19)	200	216,950

		14,418,624
ELECTRICAL COMPONENTS & EQUIPMENT — 0.05%
Anixter Inc.
5.13%, 10/01/21	25	26,100
5.63%, 05/01/19	8	8,480
Belden Inc.
5.50%, 09/01/22 (Call 09/01/17)[b]	50	51,125
Emerson Electric Co.
3.15%, 06/01/25 (Call 03/01/25)	100	103,685
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[b]	50	50,625

Security	Principal (000s)	Value
General Cable Corp.
5.75%, 10/01/22 (Call 10/01/17)	$25	$23,625
WESCO Distribution Inc.
5.38%, 06/15/24 (Call 06/15/19)[b]	25	25,287

		288,927
ELECTRONICS — 0.12%
Avnet Inc.
4.88%, 12/01/22	25	26,954
Corning Inc.
2.90%, 05/15/22 (Call 03/15/22)	145	149,331
Flex Ltd.
4.75%, 06/15/25 (Call 03/15/25)	50	53,992
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)[b]	100	101,190
Honeywell International Inc.
4.25%, 03/01/21	200	220,500
Jabil Circuit Inc.
4.70%, 09/15/22	25	26,375
Koninklijke Philips NV
3.75%, 03/15/22	100	107,660
Thermo Fisher Scientific Inc.
3.65%, 12/15/25 (Call 09/15/25)	35	36,701

		722,703
ENERGY — ALTERNATE SOURCES — 0.01%
TerraForm Power Operating LLC
9.38%, 02/01/23 (Call 02/01/18)[b,f]	50	50,125

		50,125
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
2.88%, 05/08/22	75	77,797
AECOM
5.75%, 10/15/22 (Call 10/15/17)	50	52,479
Engility Corp.
8.88%, 09/01/24 (Call 09/01/19)[b]	25	25,500
SBA Communications Corp.
4.88%, 09/01/24 (Call 09/01/19)[b]	50	50,000

		205,776
ENTERTAINMENT — 0.14%
AMC Entertainment Holdings Inc.
5.88%, 11/15/26	35	35,131
AMC Entertainment Inc.
5.75%, 06/15/25 (Call 06/15/20)	50	50,125

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
CCM Merger Inc.
9.13%, 05/01/19 (Call 12/01/16)[b]	$27	$28,215
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
5.38%, 06/01/24 (Call 06/01/19)	50	52,750
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	50	50,063
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	50	51,937
4.88%, 11/01/20 (Call 08/01/20)	50	53,312
5.38%, 04/15/26	25	26,563
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)[b]	200	212,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 08/01/18 (Call 12/01/16)[b]	44	44,440
Pinnacle Entertainment Inc.
5.63%, 05/01/24 (Call 05/01/19)[b]	25	25,188
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[c]	50	51,750
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[b,c]	50	53,180
10.00%, 12/01/22 (Call 12/01/18)	50	46,250
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/15/17)[b]	50	52,812

		833,716
ENVIRONMENTAL CONTROL — 0.11%
Advanced Disposal Services Inc.
8.25%, 10/01/20 (Call 12/01/16)	25	26,125
Casella Waste Systems Inc.
7.75%, 02/15/19 (Call 11/16/16)	49	50,023
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	50	51,188
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	25	24,563
7.25%, 12/01/20 (Call 12/01/16)	25	25,656
Republic Services Inc.
2.90%, 07/01/26 (Call 04/01/26)	75	74,947
3.20%, 03/15/25 (Call 12/15/24)	150	154,324
Waste Management Inc.
4.10%, 03/01/45 (Call 09/01/44)	25	26,467

Security	Principal (000s)	Value
4.60%, 03/01/21 (Call 12/01/20)	$200	$220,448
4.75%, 06/30/20	25	27,542

		681,283
FOOD — 0.58%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)[b]	25	24,680
6.63%, 06/15/24 (Call 06/15/19)[b]	65	67,437
Bumble Bee Holdings Inc.
9.00%, 12/15/17 (Call 12/01/16)[b]	50	49,938
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	100	104,299
Cargill Inc.
4.10%, 11/01/42[b]	50	51,549
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	290	297,102
Dean Foods Co.
6.50%, 03/15/23 (Call 03/15/18)[b]	50	53,250
Dole Food Co. Inc.
7.25%, 05/01/19 (Call 12/01/16)[b]	25	25,344
Fresh Market Inc. (The)
9.75%, 05/01/23 (Call 05/01/19)[b]	25	21,313
General Mills Inc.
2.20%, 10/21/19	200	203,616
JBS USA LUX SA/JBS USA Finance Inc.
7.25%, 06/01/21 (Call 12/01/16)[b]	200	205,000
JM Smucker Co. (The)
3.50%, 03/15/25	80	84,386
Kellogg Co.
4.00%, 12/15/20	100	108,278
4.50%, 04/01/46	25	26,031
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	50	51,425
3.95%, 07/15/25 (Call 04/15/25)	25	26,681
4.38%, 06/01/46 (Call 12/01/45)	75	75,743
4.88%, 02/15/25 (Call 02/15/20)[b]	85	93,390
5.00%, 06/04/42	25	27,563
5.20%, 07/15/45 (Call 01/15/45)	50	56,054
5.38%, 02/10/20	50	55,236
7.13%, 08/01/39[b]	125	170,853
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)	100	101,898

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
2.65%, 10/15/26 (Call 07/15/26)	$100	$97,189
3.85%, 08/01/23 (Call 05/01/23)	300	320,406
McCormick & Co. Inc./MD
3.25%, 11/15/25 (Call 08/15/25)	25	26,017
Mondelez International Inc.
4.00%, 02/01/24 (Call 11/01/23)	125	138,614
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[b]	25	25,563
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[b]	60	58,200
6.75%, 12/01/21 (Call 12/01/17)[b]	25	26,750
7.75%, 03/15/24 (Call 09/15/18)[b]	25	27,630
8.00%, 07/15/25 (Call 07/15/20)[b]	25	28,500
Safeway Inc.
7.25%, 02/01/31	25	24,938
Shearer’s Foods LLC/Chip Finance Corp.
9.00%, 11/01/19 (Call 12/01/16)[b]	25	26,125
Smithfield Foods Inc.
5.88%, 08/01/21 (Call 12/01/16)[b]	50	52,125
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)	50	50,250
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	100	102,438
3.30%, 07/15/26 (Call 04/15/26)	100	102,002
3.75%, 10/01/25 (Call 07/01/25)	50	52,653
TreeHouse Foods Inc.
6.00%, 02/15/24 (Call 02/15/19)[b]	25	26,850
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	25	27,406
4.88%, 08/15/34 (Call 02/15/34)	125	134,687
U.S. Foods Inc.
5.88%, 06/15/24 (Call 06/15/19)[b]	25	26,000
Unilever Capital Corp.
2.20%, 03/06/19	200	204,112
Whole Foods Market Inc.
5.20%, 12/03/25 (Call 09/03/25)	25	27,022

		3,586,543
FOOD SERVICE — 0.00%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)[b]	25	25,000

		25,000

Security	Principal (000s)	Value
FOREST PRODUCTS & PAPER — 0.13%
Cascades Inc.
5.75%, 07/15/23 (Call 07/15/18)[b]	$50	$50,500
Clearwater Paper Corp.
5.38%, 02/01/25[b,c]	50	50,500
Georgia-Pacific LLC
3.73%, 07/15/23 (Call 04/15/23)[b]	200	211,918
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)	100	98,597
3.65%, 06/15/24 (Call 03/15/24)	50	52,043
4.80%, 06/15/44 (Call 12/15/43)	100	102,176
Inversiones CMPC SA
4.38%, 05/15/23[d]	200	208,232
PH Glatfelter Co.
5.38%, 10/15/20 (Call 12/01/16)	26	26,520
Resolute Forest Products Inc.
5.88%, 05/15/23 (Call 05/15/17)	25	21,187

		821,673
GAS — 0.17%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24 (Call 03/20/24)	50	52,375
Atmos Energy Corp.
5.50%, 06/15/41 (Call 12/15/40)	15	18,362
Boston Gas Co.
4.49%, 02/15/42[b]	100	106,441
Dominion Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	25	25,733
4.60%, 12/15/44 (Call 06/15/44)	25	26,225
KeySpan Corp.
8.00%, 11/15/30	10	13,843
Korea Gas Corp.
3.88%, 02/12/24[d]	200	218,397
National Fuel Gas Co.
5.20%, 07/15/25 (Call 04/15/25)	50	53,291
NGL Energy Partners LP/NGL Energy Finance Corp.
6.88%, 10/15/21 (Call 12/01/16)	25	24,625
Sempra Energy
3.55%, 06/15/24 (Call 03/15/24)	50	52,329
3.75%, 11/15/25 (Call 08/15/25)	100	105,727
6.00%, 10/15/39	50	62,279
Southern California Gas Co.
1.55%, 06/15/18	55	55,167

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Southern Co. Gas Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	$25	$26,377
Transportadora de Gas del Peru SA
4.25%, 04/30/28[d]	200	208,700

		1,049,871
HAND & MACHINE TOOLS — 0.03%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 12/01/16)[b]	25	22,813
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	25	25,032
Stanley Black & Decker Inc.
VRN, (3 mo. LIBOR US + 4.304%)
5.75%, 12/15/53 (Call 12/15/18)[c]	100	106,397

		154,242
HEALTH CARE – PRODUCTS — 0.44%
Alere Inc.
6.50%, 06/15/20 (Call 12/01/16)	25	25,323
7.25%, 07/01/18 (Call 12/01/16)	50	50,875
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	95	91,962
Becton Dickinson and Co.
1.80%, 12/15/17	100	100,452
3.73%, 12/15/24 (Call 09/15/24)	50	53,355
3.88%, 05/15/24 (Call 02/15/24)	25	26,718
4.88%, 05/15/44 (Call 11/15/43)	100	110,644
Boston Scientific Corp.
2.65%, 10/01/18	150	152,748
3.85%, 05/15/25	100	104,543
Danaher Corp.
4.38%, 09/15/45 (Call 03/15/45)	50	55,983
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[b]	25	22,938
Fresenius U.S. Finance II Inc.
4.25%, 02/01/21[b]	25	26,375
Greatbatch Ltd.
9.13%, 11/01/23 (Call 11/01/18)[b]	25	24,000
Hill-Rom Holdings Inc.
5.75%, 09/01/23 (Call 09/01/18)[b]	25	26,250
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[b]	50	52,880
Kinetic Concepts Inc./KCI USA Inc.
9.63%, 10/01/21 (Call 10/01/18)[b]	100	96,625

Security	Principal (000s)	Value
Mallinckrodt International Finance SA
4.75%, 04/15/23[c]	$50	$43,562
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[b,c]	40	40,150
5.63%, 10/15/23 (Call 10/15/18)[b]	25	23,500
Medtronic Inc.
2.50%, 03/15/20	50	51,293
3.50%, 03/15/25	100	106,071
3.63%, 03/15/24 (Call 12/15/23)	25	26,718
4.38%, 03/15/35	234	257,568
4.50%, 03/15/42 (Call 09/15/41)	25	27,427
4.63%, 03/15/45	50	56,423
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 05/15/17)[b]	25	21,438
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	50	51,085
3.88%, 09/15/25 (Call 06/15/25)	150	158,383
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	50	50,949
3.38%, 05/15/24 (Call 02/15/24)	50	51,937
3.38%, 11/01/25 (Call 08/01/25)	35	36,368
4.63%, 03/15/46 (Call 09/15/45)	75	80,524
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	25	24,665
3.00%, 04/15/23 (Call 02/15/23)	50	50,833
3.15%, 01/15/23 (Call 10/15/22)	50	51,005
4.50%, 03/01/21	100	109,914
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	275	279,216
3.55%, 04/01/25 (Call 01/01/25)	25	25,456
4.25%, 08/15/35 (Call 02/15/35)	50	49,078

		2,695,234
HEALTH CARE – SERVICES — 0.80%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)	28	28,035
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	200	200,372
2.75%, 11/15/22 (Call 08/15/22)	125	127,414
2.80%, 06/15/23 (Call 04/15/23)	500	506,285
3.20%, 06/15/26 (Call 03/15/26)	55	55,323
3.50%, 11/15/24 (Call 08/15/24)	25	26,049

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
4.38%, 06/15/46 (Call 12/15/45)	$25	$25,441
4.75%, 03/15/44 (Call 09/15/43)	100	108,377
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)	50	51,000
Anthem Inc.
2.25%, 08/15/19	100	100,973
3.30%, 01/15/23	150	155,070
4.65%, 08/15/44 (Call 02/15/44)	50	53,394
6.38%, 06/15/37	75	95,231
Ascension Health
4.85%, 11/15/53	25	29,168
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	25	25,375
4.75%, 01/15/25 (Call 01/15/20)	45	44,803
5.63%, 02/15/21 (Call 02/15/18)	55	57,696
6.13%, 02/15/24 (Call 02/15/19)	50	53,250
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 12/01/16)	11	10,904
5.13%, 08/01/21 (Call 02/01/17)	50	46,625
6.88%, 02/01/22 (Call 02/01/18)[c]	100	76,250
8.00%, 11/15/19 (Call 12/01/16)[c]	50	44,000
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)	150	151,809
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)	50	48,250
5.13%, 07/15/24 (Call 07/15/19)	50	48,906
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[b]	100	111,750
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)	25	24,688
4.75%, 05/01/23[c]	25	26,031
5.00%, 03/15/24	50	52,075
5.25%, 06/15/26 (Call 12/15/25)	100	104,500
5.38%, 02/01/25	150	153,105
5.88%, 02/15/26 (Call 08/15/25)	50	52,500
6.50%, 02/15/20	60	66,450
7.50%, 02/15/22	150	170,700
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)	50	51,562
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	100	107,521

Security	Principal (000s)	Value
IASIS Healthcare LLC/IASIS Capital Corp.
8.38%, 05/15/19 (Call 12/01/16)	$25	$23,813
Kindred Healthcare Inc.
8.75%, 01/15/23 (Call 01/15/18)[c]	25	24,250
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	100	103,257
4.70%, 02/01/45 (Call 08/01/44)	25	26,620
LifePoint Health Inc.
5.88%, 12/01/23 (Call 12/01/18)[c]	40	40,600
Mayo Clinic
Series 2013
4.00%, 11/15/47	25	25,810
Quest Diagnostics Inc.
3.50%, 03/30/25 (Call 12/30/24)	75	77,526
Quorum Health Corp.
11.63%, 04/15/23 (Call 04/15/19)[b]	25	18,125
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (Call 05/01/19)[b]	25	25,344
Roche Holdings Inc.
2.63%, 05/15/26 (Call 02/15/26)[b]	200	201,202
Select Medical Corp.
6.38%, 06/01/21 (Call 12/01/16)	25	24,688
Tenet Healthcare Corp.
4.38%, 10/01/21	25	24,875
4.50%, 04/01/21	25	25,000
5.00%, 03/01/19	50	48,484
5.50%, 03/01/19	50	48,875
6.00%, 10/01/20	50	52,669
6.75%, 06/15/23	50	45,937
8.00%, 08/01/20 (Call 12/01/16)	25	24,750
8.13%, 04/01/22	75	73,312
UnitedHealth Group Inc.
2.70%, 07/15/20	250	257,860
2.88%, 12/15/21	200	208,316
2.88%, 03/15/22 (Call 12/15/21)	50	51,922
4.25%, 03/15/43 (Call 09/15/42)	100	106,578
4.63%, 07/15/35	205	232,546
Universal Health Services Inc.
5.00%, 06/01/26 (Call 06/01/21)[b]	25	25,938
WellCare Health Plans Inc.
5.75%, 11/15/20 (Call 12/01/16)	50	51,500

		4,960,679

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 0.33%
Amipeace Ltd.
2.38%, 11/26/17[d]	$200	$200,981
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	25	25,703
Brixmor Operating Partnership LP
3.85%, 02/01/25 (Call 11/01/24)	40	40,567
FS Investment Corp.
4.00%, 07/15/19	25	25,182
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	50	52,125
Huarong Finance II Co. Ltd.
4.50%, 01/16/20[d]	200	210,614
Hutchison Whampoa International 12 II Ltd.
3.25%, 11/08/22[b]	200	209,955
IPIC GMTN Ltd.
5.50%, 03/01/22[b]	200	230,000
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	55	57,337
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	100	99,927
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 12/01/16)[b]	25	26,062
Opal Acquisition Inc.
8.88%, 12/15/21 (Call 12/15/16)[b]	10	8,150
PetSmart Inc.
7.13%, 03/15/23 (Call 03/15/18)[b]	50	52,312
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	100	107,781
State Elite Global Ltd.
3.13%, 01/20/20[d]	200	204,960
Temasek Financial I Ltd.
2.38%, 01/23/23[b]	250	252,642
Votorantim Cimentos SA
7.25%, 04/05/41[d]	200	194,500
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 12/01/16)[b]	25	26,063

		2,024,861
HOME BUILDERS — 0.13%
Beazer Homes USA Inc.
5.75%, 06/15/19 (Call 03/15/19)	50	51,625
8.75%, 03/15/22 (Call 03/15/19)[b]	35	37,187

Security	Principal (000s)	Value
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[b]	$50	$50,750
CalAtlantic Group Inc.
8.38%, 05/15/18	50	54,500
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	50	51,500
K. Hovnanian Enterprises Inc.
9.13%, 11/15/20 (Call 12/01/16)[b]	22	14,740
KB Home
4.75%, 05/15/19 (Call 02/15/19)	25	25,563
7.00%, 12/15/21 (Call 09/15/21)	25	26,812
7.25%, 06/15/18	15	15,900
Lennar Corp.
4.13%, 12/01/18 (Call 10/01/18)	36	36,990
4.50%, 06/15/19 (Call 04/16/19)	25	26,188
4.75%, 12/15/17 (Call 09/15/17)[c]	31	31,620
4.88%, 12/15/23 (Call 09/15/23)	50	51,000
M/I Homes Inc.
6.75%, 01/15/21 (Call 01/15/18)	25	26,312
Meritage Homes Corp.
6.00%, 06/01/25 (Call 03/01/25)	25	26,375
PulteGroup Inc.
5.50%, 03/01/26 (Call 12/01/25)	50	52,000
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 04/01/18)[b]	45	44,212
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 12/01/16)[b]	25	25,625
5.63%, 03/01/24 (Call 12/01/23)[b]	25	25,938
Toll Brothers Finance Corp.
5.88%, 02/15/22 (Call 11/15/21)	50	55,125
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	25	25,563
5.88%, 06/15/24	25	25,906
William Lyon Homes Inc.
8.50%, 11/15/20 (Call 12/01/16)	14	14,665

		796,096
HOUSEHOLD PRODUCTS & WARES — 0.10%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)	50	52,625

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Kimberly-Clark Corp.
2.65%, 03/01/25	$150	$152,246
6.63%, 08/01/37	25	35,837
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[b]	25	25,625
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/15/16)[b]	50	51,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/16)	100	102,628
9.88%, 08/15/19 (Call 11/06/16)	100	102,500
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)	25	27,062
6.63%, 11/15/22 (Call 11/15/17)	50	53,594
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)	25	27,184

		631,176
HOUSEWARES — 0.09%
Newell Brands Inc.
2.15%, 10/15/18	25	25,292
2.60%, 03/29/19	250	255,143
3.15%, 04/01/21 (Call 03/01/21)	50	51,992
4.20%, 04/01/26 (Call 01/01/26)	100	108,077
5.50%, 04/01/46 (Call 10/01/45)	60	70,761
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[b]	15	15,900

		527,165
INSURANCE — 1.15%
Aflac Inc.
3.63%, 11/15/24	100	106,674
Alliant Holdings Intermediate LLC
8.25%, 08/01/23 (Call 08/01/18)[b]	25	25,437
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (Call 07/29/25)	50	51,007
Allstate Corp. (The)
4.50%, 06/15/43	100	113,200
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)	200	208,832
4.13%, 02/15/24	150	161,295
4.38%, 01/15/55 (Call 07/15/54)	125	117,454
4.88%, 06/01/22	250	278,895

Security	Principal (000s)	Value
Aon Corp.
5.00%, 09/30/20	$200	$219,474
Aon PLC
4.75%, 05/15/45 (Call 11/15/44)	25	26,308
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	30	31,933
AXA SA
8.60%, 12/15/30	100	140,399
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	125	131,229
4.25%, 01/15/21	50	54,911
Berkshire Hathaway Inc.
2.10%, 08/14/19	250	254,420
4.50%, 02/11/43	100	112,853
Chubb Corp. (The)
5.75%, 05/15/18	100	106,584
Chubb INA Holdings Inc.
3.15%, 03/15/25	75	77,944
3.35%, 05/15/24	100	105,623
3.35%, 05/03/26 (Call 02/03/26)[c]	100	105,184
4.35%, 11/03/45 (Call 05/03/45)	35	39,074
CNA Financial Corp.
4.50%, 03/01/26 (Call 12/01/25)	25	26,742
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	25	25,250
Genworth Holdings Inc.
4.90%, 08/15/23	50	41,000
6.52%, 05/22/18	25	25,219
7.20%, 02/15/21	25	23,187
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	100	112,944
5.50%, 03/30/20	100	111,035
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/16)[b]	50	51,110
Jackson National Life Global Funding
2.60%, 12/09/20[b]	100	102,151
Liberty Mutual Group Inc.
4.85%, 08/01/44[b]	50	51,687
5.00%, 06/01/21[b]	200	223,120
7.80%, 03/07/87[b]	25	29,375
Lincoln National Corp.
7.00%, 06/15/40	100	127,480

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Manulife Financial Corp.
4.15%, 03/04/26	$25	$27,222
Marsh & McLennan Companies Inc.
3.75%, 03/14/26 (Call 12/14/25)	150	160,114
Massachusetts Mutual Life Insurance Co.
8.88%, 06/01/39[b]	75	115,839
MetLife Inc.
1.76%, 12/15/17	350	350,875
3.60%, 04/10/24	50	52,947
4.60%, 05/13/46 (Call 11/13/45)	150	162,061
4.72%, 12/15/44	125	136,875
5.88%, 02/06/41	100	124,152
6.40%, 12/15/66 (Call 12/15/31)	25	28,009
Nationwide Mutual Insurance Co.
9.38%, 08/15/39[b]	50	76,441
New York Life Global Funding
2.15%, 06/18/19[b]	250	254,378
2.35%, 07/14/26[b]	100	97,429
Nippon Life Insurance Co.
VRN, (3 mo. LIBOR US + 4.240%) 5.00%, 10/18/42 (Call 10/18/22)[b]	200	216,454
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40[b]	100	128,662
Pacific LifeCorp
5.13%, 01/30/43[b]	50	53,354
Principal Financial Group Inc.
VRN, (3 mo. LIBOR US + 3.044%)
4.70%, 05/15/55 (Call 05/15/20)	200	198,966
Progressive Corp. (The)
3.70%, 01/26/45	100	100,061
Prudential Financial Inc.
5.38%, 06/21/20	350	390,229
5.70%, 12/14/36	175	207,517
Swiss Re Treasury U.S. Corp.
4.25%, 12/06/42[b]	50	51,232
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39[b]	100	134,555
Travelers Companies Inc. (The)
5.35%, 11/01/40	100	124,802
5.90%, 06/02/19	50	55,213

Security	Principal (000s)	Value
Unum Group
5.75%, 08/15/42	$25	$27,724
USI Inc./NY
7.75%, 01/15/21 (Call 12/01/16)[b]	25	25,250
Voya Financial Inc.
2.90%, 02/15/18	153	155,486
VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)	50	49,750
WR Berkley Corp.
7.38%, 09/15/19	100	113,655
XLIT Ltd.
5.50%, 03/31/45	50	48,230

		7,086,512
INTERNET — 0.28%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	200	202,962
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	100	96,348
3.63%, 05/19/21	150	163,482
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	25	25,520
4.80%, 12/05/34 (Call 06/05/34)	150	171,221
Baidu Inc.
2.75%, 06/09/19	200	203,851
Cogent Communications Group Inc.
5.38%, 03/01/22 (Call 12/01/21)[b]	25	25,688
CyrusOne LP/CyrusOne Finance Corp.
6.38%, 11/15/22 (Call 11/15/17)	50	53,000
eBay Inc.
2.88%, 08/01/21 (Call 06/01/21)	125	128,031
4.00%, 07/15/42 (Call 01/15/42)	25	22,014
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)	12	12,420
5.38%, 01/01/22 (Call 01/01/18)	50	53,000
5.38%, 04/01/23 (Call 04/01/18)	50	52,187
Netflix Inc.
4.38%, 11/15/26[b]	90	88,537
5.75%, 03/01/24	25	27,188
5.88%, 02/15/25	45	49,894
Tencent Holdings Ltd.
2.88%, 02/11/20[d]	200	204,274

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
TIBCO Software Inc.
11.38%, 12/01/21 (Call 12/01/17)[b]	$25	$24,125
VeriSign Inc.
5.25%, 04/01/25 (Call 01/01/25)	50	52,750
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)	45	47,362

		1,703,854
IRON & STEEL — 0.30%
ABJA Investment Co. Pte Ltd.
5.95%, 07/31/24[d]	200	201,344
AK Steel Corp.
7.50%, 07/15/23 (Call 07/15/19)	40	43,100
7.63%, 05/15/20 (Call 12/01/16)	50	50,250
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	25	23,125
7.88%, 08/15/23 (Call 05/15/23)	25	23,875
9.38%, 06/01/19	25	26,250
ArcelorMittal
6.25%, 08/05/20	25	27,188
6.50%, 03/01/21	75	82,312
8.00%, 10/15/39	75	80,625
10.85%, 06/01/19	25	29,937
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC
6.50%, 05/15/21 (Call 05/15/18)[b]	50	52,755
CITIC Ltd.
6.80%, 01/17/23[d]	200	241,753
Cliffs Natural Resources Inc.
7.75%, 03/31/20 (Call 03/31/17)[b]	41	39,360
8.25%, 03/31/20 (Call 03/31/18)[b]	25	27,156
Commercial Metals Co.
7.35%, 08/15/18	50	53,750
Evraz Inc. N.A. Canada
7.50%, 11/15/19 (Call 05/15/17)[b]	25	25,219
Gerdau Holdings Inc.
7.00%, 01/20/20[d]	100	108,875
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	100	107,237
Signode Industrial Group Lux SA/Signode Industrial Group U.S. Inc.
6.38%, 05/01/22 (Call 05/01/17)[b]	10	10,100
Steel Dynamics Inc.
6.38%, 08/15/22 (Call 08/15/17)	50	52,125

Security	Principal (000s)	Value
U.S. Steel Corp.
6.88%, 04/01/21 (Call 04/01/17)	$41	$40,500
7.38%, 04/01/20[c]	12	11,940
7.50%, 03/15/22 (Call 03/15/17)	25	23,938
8.38%, 07/01/21 (Call 07/01/18)[b]	25	26,563
Vale Overseas Ltd.
4.38%, 01/11/22[c]	300	300,750
6.88%, 11/10/39	25	24,656
8.25%, 01/17/34	125	140,781

		1,875,464
LEISURE TIME — 0.04%
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	50	51,981
NCL Corp. Ltd.
4.63%, 11/15/20 (Call 11/15/17)[b]	50	50,625
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22[c]	75	82,031
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[b]	50	51,313
Viking Cruises Ltd.
8.50%, 10/15/22 (Call 10/15/17)[b]	25	25,250

		261,200
LODGING — 0.14%
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)[b]	50	53,500
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/16)	50	51,875
11.00%, 10/01/21 (Call 12/01/16)	50	53,750
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc.
9.38%, 05/01/22 (Call 05/01/17)	25	26,562
Diamond Resorts International Inc.
10.75%, 09/01/24 (Call 09/01/19)[b]	50	46,844
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	50	51,599
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)[b]	25	25,063
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 11/16/16)	40	41,200

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	$25	$25,387
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	50	51,310
3.75%, 10/01/25 (Call 07/01/25)	25	26,166
MGM Resorts International
6.00%, 03/15/23	100	108,250
6.63%, 12/15/21	25	27,922
7.75%, 03/15/22	50	57,875
8.63%, 02/01/19	25	28,047
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	25	25,116
Wyndham Worldwide Corp.
5.63%, 03/01/21	25	27,811
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 03/15/22 (Call 03/15/17)[c]	100	102,625
5.50%, 03/01/25 (Call 12/01/24)[b]	50	50,125

		881,027
MACHINERY — 0.30%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 12/01/16)[b]	25	21,813
Briggs & Stratton Corp.
6.88%, 12/15/20	30	33,225
Case New Holland Industrial Inc.
7.88%, 12/01/17[c]	50	52,937
Caterpillar Financial Services Corp.
1.70%, 06/16/18	50	50,205
1.70%, 08/09/21	50	49,156
2.50%, 11/13/20	50	51,203
7.15%, 02/15/19	50	56,256
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	300	319,242
3.80%, 08/15/42	75	75,694
Cloud Crane LLC
10.13%, 08/01/24 (Call 08/01/19)[b]	25	26,063
CNH Industrial Capital LLC
3.38%, 07/15/19	50	50,469
3.88%, 10/15/21	50	49,625
4.88%, 04/01/21[c]	50	51,875
CNH Industrial NV
4.50%, 08/15/23	25	25,125

Security	Principal (000s)	Value
Cortes NP Acquisition Corp.
9.25%, 10/15/24 (Call 10/15/19)[b]	$35	$36,553
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	100	104,304
Dover Corp.
3.15%, 11/15/25 (Call 08/15/25)	100	104,121
Gardner Denver Inc.
6.88%, 08/15/21 (Call 12/01/16)[b]	25	24,500
John Deere Capital Corp.
1.60%, 07/13/18	45	45,193
1.95%, 12/13/18	150	151,610
2.80%, 03/04/21	50	51,846
2.80%, 03/06/23	50	51,530
3.90%, 07/12/21	50	54,277
Joy Global Inc.
5.13%, 10/15/21	25	27,313
Roper Technologies Inc.
3.00%, 12/15/20 (Call 11/15/20)	75	77,437
3.85%, 12/15/25 (Call 09/15/25)	50	52,243
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 12/01/16)[b]	25	21,250
SPX FLOW Inc.
5.88%, 08/15/26 (Call 08/15/21)[b]	25	25,375
Terex Corp.
6.00%, 05/15/21 (Call 12/01/16)	25	25,438
6.50%, 04/01/20 (Call 12/01/16)	30	30,600
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[c]	50	53,875

		1,850,353
MANUFACTURING — 0.48%
3M Co.
1.63%, 06/15/19	25	25,198
2.00%, 06/26/22	150	150,752
3.88%, 06/15/44	100	106,521
Amsted Industries Inc.
5.00%, 03/15/22 (Call 03/15/18)[b]	50	50,125
Bombardier Inc.
4.75%, 04/15/19[b]	25	24,875
5.50%, 09/15/18[b]	30	30,923
6.00%, 10/15/22 (Call 04/15/17)[b]	25	22,188
6.13%, 01/15/23[b]	50	43,401
7.50%, 03/15/25 (Call 03/15/20)[b]	50	44,750

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Carlisle Companies Inc.
3.75%, 11/15/22 (Call 08/15/22)	$25	$25,478
CTP Transportation Products LLC/CTP Finance Inc.
8.25%, 12/15/19 (Call 12/15/16)[b]	27	20,520
Eaton Corp.
1.50%, 11/02/17	50	50,124
2.75%, 11/02/22	100	101,906
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[b]	50	47,250
General Electric Co.
2.30%, 01/14/19	50	51,069
2.70%, 10/09/22	100	103,263
3.45%, 05/15/24 (Call 02/13/24)	101	107,979
4.13%, 10/09/42	25	26,536
4.38%, 09/16/20	25	27,469
4.50%, 03/11/44	200	225,170
4.65%, 10/17/21	100	113,172
5.25%, 12/06/17	190	198,459
6.88%, 01/10/39	100	146,279
Series A
5.55%, 05/04/20	201	226,483
Harsco Corp.
5.75%, 05/15/18	25	26,625
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	100	105,804
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	200	218,576
Pentair Finance SA
3.63%, 09/15/20 (Call 08/15/20)	100	103,482
Siemens Financieringsmaatschappij NV
2.90%, 05/27/22[b]	250	259,631
3.25%, 05/27/25[b]	250	261,484
Tyco International Finance SA
3.90%, 02/14/26 (Call 11/14/25)	40	42,812

		2,988,304
MEDIA — 1.52%
21st Century Fox America Inc.
3.00%, 09/15/22	100	103,191
4.00%, 10/01/23	125	135,121
6.15%, 03/01/37	150	183,682
6.15%, 02/15/41	50	62,174

Security	Principal (000s)	Value
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[b]	$200	$204,610
AMC Networks Inc.
5.00%, 04/01/24 (Call 04/01/20)	50	50,625
Cablevision Systems Corp.
5.88%, 09/15/22	29	26,753
8.00%, 04/15/20	50	53,000
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	50	50,618
2.90%, 01/15/27 (Call 10/15/26)	100	97,485
3.38%, 03/01/22 (Call 12/01/21)	125	130,715
3.50%, 01/15/25 (Call 10/15/24)	25	25,702
4.00%, 01/15/26 (Call 10/15/25)	80	85,010
4.85%, 07/01/42 (Call 01/01/42)	25	25,968
7.88%, 07/30/30	25	35,040
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/23 (Call 05/01/18)[b]	50	51,625
5.25%, 09/30/22 (Call 09/30/17)	50	52,062
5.50%, 05/01/26 (Call 05/01/21)[b]	50	51,219
5.75%, 02/15/26 (Call 02/15/21)[b]	75	78,141
5.88%, 04/01/24 (Call 04/01/19)[b]	75	79,312
5.88%, 05/01/27 (Call 05/01/21)[b]	40	41,900
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/16)[b]	75	73,875
6.38%, 09/15/20 (Call 12/01/16)[b]	50	51,500
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)[b]	25	25,922
4.91%, 07/23/25 (Call 04/23/25)[b]	200	215,772
6.38%, 10/23/35 (Call 04/23/35)[b]	150	173,362
6.48%, 10/23/45 (Call 04/23/45)[b]	30	35,162
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	100	101,850
Series B
7.63%, 03/15/20 (Call 12/01/16)	50	48,375
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)	50	49,073
2.85%, 01/15/23	100	103,164
3.13%, 07/15/22	25	26,295
3.20%, 07/15/36 (Call 01/15/36)	35	33,226

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
3.38%, 08/15/25 (Call 05/15/25)	$150	$157,413
4.20%, 08/15/34 (Call 02/15/34)	100	107,117
4.75%, 03/01/44	175	196,023
6.50%, 11/15/35	25	33,794
Cox Communications Inc.
3.25%, 12/15/22[b]	250	250,361
4.70%, 12/15/42[b]	100	91,235
CSC Holdings LLC
6.75%, 11/15/21	50	52,625
7.88%, 02/15/18	35	37,363
10.13%, 01/15/23 (Call 01/15/19)[b]	200	225,500
Discovery Communications LLC
3.30%, 05/15/22	150	153,816
4.88%, 04/01/43	75	71,484
DISH DBS Corp.
4.25%, 04/01/18	75	76,781
5.13%, 05/01/20	100	103,500
5.88%, 07/15/22	100	103,250
5.88%, 11/15/24	50	50,344
7.75%, 07/01/26	50	54,906
7.88%, 09/01/19	25	27,875
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[b]	100	97,000
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	200	189,682
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/16)	50	37,938
9.00%, 03/01/21 (Call 12/01/16)	50	35,750
9.00%, 09/15/22 (Call 09/15/17)	50	35,500
10.63%, 03/15/23 (Call 03/15/18)[c]	25	18,031
IHS Markit Ltd.
5.00%, 11/01/22 (Call 08/01/22)[b]	25	26,438
LBI Media Inc.
10.00%, 04/15/19 (Call 12/06/16)[b]	33	32,670
Liberty Interactive LLC
8.25%, 02/01/30	25	26,750
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	25	26,066
NBCUniversal Enterprise Inc.
1.66%, 04/15/18[b]	200	200,931
NBCUniversal Media LLC
2.88%, 01/15/23	50	51,611
4.38%, 04/01/21	25	27,514
4.45%, 01/15/43	50	53,839

Security	Principal (000s)	Value
5.15%, 04/30/20	$100	$111,341
6.40%, 04/30/40	200	271,790
Nexstar Escrow Corp.
5.63%, 08/01/24 (Call 08/01/19)[b]	50	49,625
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/16)	50	51,005
5.00%, 04/15/22 (Call 04/15/17)[b]	50	51,000
Quebecor Media Inc.
5.75%, 01/15/23	50	52,250
Scripps Networks Interactive Inc.
2.80%, 06/15/20 (Call 05/15/20)	50	50,927
SFR Group SA
6.00%, 05/15/22 (Call 05/15/17)[b]	200	205,064
7.38%, 05/01/26 (Call 05/01/21)[b]	200	202,000
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)[b]	50	47,875
5.63%, 08/01/24 (Call 08/01/19)[b]	25	25,313
6.13%, 10/01/22 (Call 10/01/17)	50	52,814
Sirius XM Radio Inc.
5.38%, 07/15/26 (Call 07/15/21)[b]	75	76,172
6.00%, 07/15/24 (Call 07/15/19)[b]	98	104,002
TEGNA Inc.
5.13%, 10/15/19 (Call 12/01/16)	25	25,719
6.38%, 10/15/23 (Call 10/15/18)	100	105,750
Thomson Reuters Corp.
3.35%, 05/15/26 (Call 02/15/26)	25	25,378
4.30%, 11/23/23 (Call 08/23/23)	100	107,747
Time Inc.
5.75%, 04/15/22 (Call 04/15/17)[b]	50	48,125
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	75	78,512
4.50%, 09/15/42 (Call 03/15/42)	178	166,720
6.75%, 06/15/39	100	119,086
8.75%, 02/14/19	100	114,591
Time Warner Inc.
3.40%, 06/15/22	25	26,047
3.55%, 06/01/24 (Call 03/01/24)	100	103,592
3.88%, 01/15/26 (Call 10/15/25)	100	105,918
4.65%, 06/01/44 (Call 12/01/43)	100	103,681
4.75%, 03/29/21	125	137,532
4.85%, 07/15/45 (Call 01/15/45)	125	133,850
4.88%, 03/15/20	100	109,073

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)	$40	$40,000
Univision Communications Inc.
5.13%, 02/15/25 (Call 02/15/20)[b]	50	50,125
6.75%, 09/15/22 (Call 09/15/17)[b]	50	52,690
8.50%, 05/15/21 (Call 11/15/16)[b]	25	25,763
Viacom Inc.
2.20%, 04/01/19	100	100,364
2.25%, 02/04/22 (Call 01/04/22)	250	245,818
4.38%, 03/15/43	100	91,842
4.85%, 12/15/34 (Call 06/15/34)	100	100,769
Walt Disney Co. (The)
1.85%, 05/30/19	25	25,353
1.85%, 07/30/26	50	46,752
2.15%, 09/17/20	100	102,031
2.75%, 08/16/21	50	52,255
4.13%, 06/01/44	125	134,671
4.38%, 08/16/41	45	49,468
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 12/01/16)	50	52,500
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[b]	150	148,125

		9,395,661
METAL FABRICATE & HARDWARE — 0.03%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[b]	25	25,312
6.25%, 08/15/24 (Call 08/15/19)[b]	50	52,000
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	100	105,362
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 12/01/16)[b]	25	24,750

		207,424
MINING — 0.54%
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/16)	25	25,000
Anglo American Capital PLC
4.13%, 09/27/22[b]	200	198,000
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	50	52,126
5.40%, 04/15/21 (Call 01/15/21)	50	53,260
5.72%, 02/23/19	100	106,929
6.75%, 07/15/18	50	53,482

Security	Principal (000s)	Value
Barrick Gold Corp.
3.85%, 04/01/22	$50	$52,954
4.10%, 05/01/23	9	9,679
Barrick North America Finance LLC
4.40%, 05/30/21	25	27,290
5.75%, 05/01/43	125	145,895
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	121	126,139
3.25%, 11/21/21	75	79,393
3.85%, 09/30/23[c]	50	54,211
5.00%, 09/30/43	125	142,339
Corp. Nacional del Cobre Chile
5.63%, 10/18/43[d]	200	219,395
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/15/16)[b]	25	25,250
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[b]	25	23,938
7.00%, 02/15/21 (Call 02/15/18)[b]	75	71,203
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[b,c]	75	77,265
Freeport-McMoRan Inc.
2.38%, 03/15/18	50	49,375
3.88%, 03/15/23 (Call 12/15/22)	25	22,563
5.40%, 11/14/34 (Call 05/14/34)	150	129,187
Glencore Finance Canada Ltd.
5.55%, 10/25/42[b]	50	48,625
Glencore Funding LLC
4.00%, 04/16/25[b]	100	98,500
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	150	154,564
Hecla Mining Co.
6.88%, 05/01/21 (Call 12/01/16)	25	25,500
International Wire Group Inc.
10.75%, 08/01/21 (Call 08/01/19)[b]	25	23,625
Joseph T Ryerson & Son Inc.
11.00%, 05/15/22 (Call 05/15/19)[b]	25	27,313
Kinross Gold Corp.
5.95%, 03/15/24 (Call 12/15/23)	50	52,500
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[b]	50	53,125
MMC Norilsk Nickel OJSC via MMC Finance DAC
5.55%, 10/28/20[d]	200	211,838

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
New Gold Inc.
7.00%, 04/15/20 (Call 12/01/16)[b]	$50	$51,500
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[c]	25	26,395
4.88%, 03/15/42 (Call 09/15/41)	100	103,939
Rio Tinto Alcan Inc.
5.75%, 06/01/35	50	53,928
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	50	53,114
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	31	32,039
4.13%, 08/21/42 (Call 02/21/42)	100	101,283
Southern Copper Corp.
5.25%, 11/08/42	50	47,296
5.88%, 04/23/45	50	49,951
6.75%, 04/16/40	50	54,357
Teck Resources Ltd.
3.00%, 03/01/19	25	24,625
4.75%, 01/15/22 (Call 10/15/21)	25	24,860
6.25%, 07/15/41 (Call 01/15/41)	75	74,250
8.00%, 06/01/21 (Call 06/01/18)[b]	30	32,775
8.50%, 06/01/24 (Call 06/01/19)[b,c]	25	28,938
Vedanta Resources PLC
9.50%, 07/18/18[d]	100	106,005

		3,305,718
OFFICE & BUSINESS EQUIPMENT — 0.04%
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24 (Call 06/01/24)	25	26,258
6.00%, 08/15/22 (Call 08/15/17)	50	53,000
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)	70	71,986
Xerox Corp.
4.50%, 05/15/21	100	106,719

		257,963
OIL & GAS — 2.90%
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)	150	148,807
4.85%, 03/15/21 (Call 02/15/21)	100	108,473
5.55%, 03/15/26 (Call 12/15/25)	100	113,773
6.60%, 03/15/46 (Call 09/15/45)	50	61,529
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)	50	50,375

Security	Principal (000s)	Value
5.63%, 06/01/23 (Call 06/01/18)	$50	$51,000
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	100	102,693
4.25%, 01/15/44 (Call 07/15/43)	50	49,246
4.75%, 04/15/43 (Call 10/15/42)	75	78,838
Baytex Energy Corp.
5.13%, 06/01/21 (Call 06/01/17)[b]	25	21,063
BG Energy Capital PLC
4.00%, 10/15/21[b]	200	217,637
Bill Barrett Corp.
7.63%, 10/01/19 (Call 12/01/16)	25	22,750
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (Call 11/15/17)[b]	25	24,438
BP Capital Markets PLC
1.38%, 05/10/18	50	49,900
2.11%, 09/16/21 (Call 08/16/21)	25	25,037
2.24%, 05/10/19	50	50,722
3.06%, 03/17/22	85	88,259
3.51%, 03/17/25	125	130,832
3.54%, 11/04/24	225	236,189
3.56%, 11/01/21	50	53,382
4.50%, 10/01/20	50	54,677
British Transco Finance Inc.
6.63%, 06/01/18	50	53,723
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[b]	61	41,175
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)	25	19,875
Canadian Natural Resources Ltd.
6.75%, 02/01/39	100	118,072
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[c]	25	25,688
7.50%, 09/15/20 (Call 12/01/16)	25	25,969
Cenovus Energy Inc.
5.70%, 10/15/19	95	102,656
6.75%, 11/15/39	50	55,814
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24[b]	100	106,000
Chesapeake Energy Corp.
6.13%, 02/15/21	50	45,750
8.00%, 12/15/22 (Call 12/15/18)[b]	89	90,279

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Chevron Corp.
1.34%, 11/09/17	$50	$50,117
2.36%, 12/05/22 (Call 09/05/22)	175	176,402
2.42%, 11/17/20 (Call 10/17/20)	50	51,102
2.43%, 06/24/20 (Call 05/24/20)	100	102,431
3.33%, 11/17/25 (Call 08/17/25)	25	26,296
4.95%, 03/03/19	250	269,762
Cimarex Energy Co.
5.88%, 05/01/22 (Call 05/01/17)	50	52,401
Citgo Holding Inc.
10.75%, 02/15/20	100	102,100
Clayton Williams Energy Inc.
7.75%, 04/01/19 (Call 12/01/16)[c]	25	24,938
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	200	199,827
4.25%, 05/09/43	200	200,409
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	200	213,301
CNPC General Capital Ltd.
3.95%, 04/19/22[b]	200	213,842
Comstock Resources Inc.
10.00% (12.25% PIK), 03/15/20 (Call 12/01/16)[g]	25	25,125
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	100	102,750
ConocoPhillips
5.75%, 02/01/19	50	54,351
6.00%, 01/15/20	100	112,244
6.50%, 02/01/39	100	127,558
ConocoPhillips Co.
1.50%, 05/15/18	25	24,921
3.35%, 11/15/24 (Call 08/15/24)[c]	50	50,895
3.35%, 05/15/25 (Call 02/15/25)[c]	100	101,372
4.15%, 11/15/34 (Call 05/15/34)	100	98,737
4.30%, 11/15/44 (Call 05/15/44)	100	100,246
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[c]	25	23,000
4.50%, 04/15/23 (Call 01/15/23)	50	47,625
5.00%, 09/15/22 (Call 03/15/17)[c]	50	49,000
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	50	36,375
5.50%, 05/01/22 (Call 05/01/17)	25	19,750
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	100	94,250

Security	Principal (000s)	Value
5.00%, 06/15/45 (Call 12/15/44)	$30	$29,063
Devon Financing Co. LLC
7.88%, 09/30/31	25	31,625
Diamond Offshore Drilling Inc.
5.70%, 10/15/39	50	41,758
Dolphin Energy Ltd.
5.50%, 12/15/21[b]	200	228,505
Eclipse Resources Corp.
8.88%, 07/15/23 (Call 07/15/18)	15	14,963
Ecopetrol SA
5.88%, 09/18/23	200	215,332
5.88%, 05/28/45	200	176,678
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)	75	75,938
6.50%, 08/15/34	100	107,750
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)	150	120,000
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	100	101,739
3.15%, 04/01/25 (Call 01/01/25)	50	50,637
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	25	17,000
9.38%, 05/01/20 (Call 12/01/16)	50	39,250
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.
7.88%, 07/15/21 (Call 07/15/18)[b]	25	26,438
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	25	25,268
2.40%, 03/06/22 (Call 01/06/22)	50	50,903
2.71%, 03/06/25 (Call 12/06/24)	350	355,120
3.57%, 03/06/45 (Call 09/06/44)	125	124,669
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/15/17)	50	51,062
Gazprom OAO Via Gaz Capital SA
4.95%, 07/19/22[d]	200	205,369
8.15%, 04/11/18[d]	100	107,500
8.63%, 04/28/34[d]	100	128,375
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)[b]	25	25,469
Hess Corp.
5.60%, 02/15/41	100	99,125

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[b]	$50	$48,750
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[b]	25	20,500
Korea National Oil Corp.
4.00%, 01/23/24[d]	200	219,958
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)[c]	50	48,750
Lukoil International Finance BV
3.42%, 04/24/18[d]	200	202,216
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)	100	96,375
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	50	51,999
3.63%, 09/15/24 (Call 06/15/24)	50	49,834
5.85%, 12/15/45 (Call 06/15/45)	100	100,243
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[b]	25	20,625
6.50%, 03/15/21 (Call 12/01/16)[b]	10	8,625
7.00%, 03/31/24 (Call 09/30/18)[b]	25	20,500
Memorial Production Partners LP/Memorial Production Finance Corp.
7.63%, 05/01/21 (Call 05/01/17)	50	20,500
Murphy Oil Corp.
4.70%, 12/01/22 (Call 09/01/22)	50	47,436
6.88%, 08/15/24 (Call 08/15/19)	50	52,748
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	25	25,688
5.75%, 01/30/22	50	52,125
Nexen Energy ULC
6.40%, 05/15/37	100	127,049
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	250	265,185
5.25%, 11/15/43 (Call 05/15/43)	100	104,594
Noble Holding International Ltd.
7.20%, 04/01/25 (Call 01/01/25)	50	40,750
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 12/01/16)	25	19,750
Northern Tier Energy LLC/Northern Tier Finance Corp.
7.13%, 11/15/20 (Call 12/01/16)	26	26,585
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)[c]	50	49,500

Security	Principal (000s)	Value
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	$100	$101,479
3.13%, 02/15/22 (Call 11/15/21)	100	104,296
4.63%, 06/15/45 (Call 12/15/44)	60	65,758
Parker Drilling Co.
7.50%, 08/01/20 (Call 12/01/16)	25	20,563
Parsley Energy LLC/Parsley Finance Corp.
6.25%, 06/01/24 (Call 06/01/19)[b]	25	26,250
7.50%, 02/15/22 (Call 02/15/17)[b]	15	15,956
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)[b]	25	23,125
PDC Energy Inc.
6.13%, 09/15/24 (Call 09/15/19)[b]	25	26,000
Permian Resources LLC
13.00%, 11/30/20 (Call 11/30/18)[b]	25	29,375
Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[b]	50	36,625
Pertamina Persero PT
6.50%, 05/27/41[d]	200	224,615
Petro-Canada
6.80%, 05/15/38	100	131,591
Petrobras Global Finance BV
4.38%, 05/20/23	205	185,781
5.38%, 01/27/21	100	99,020
6.75%, 01/27/41	125	110,744
6.85%, 06/05/49	100	85,000
7.25%, 03/17/44	50	46,000
8.38%, 05/23/21	100	110,630
8.75%, 05/23/26	100	112,650
FRN, (3 mo. LIBOR US + 2.140%)
3.02%, 01/15/19	200	196,250
Petroleos de Venezuela SA
6.00%, 05/16/24[d]	100	37,500
6.00%, 11/15/26[d]	200	74,294
8.50%, 11/02/17[d]	33	24,250
9.00%, 11/17/21[d]	125	61,875
9.75%, 05/17/35[d]	150	66,787
Petroleos Mexicanos
3.50%, 07/23/20	100	100,327
4.88%, 01/18/24	200	200,448
5.63%, 01/23/46	100	86,392

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
6.00%, 03/05/20	$100	$108,518
6.38%, 02/04/21[b]	300	328,452
6.38%, 01/23/45	50	47,689
6.50%, 06/02/41	100	97,217
6.63%, 06/15/38	200	199,934
6.75%, 09/21/47[b]	100	99,343
Petronas Capital Ltd.
5.25%, 08/12/19[b]	200	218,533
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	150	158,559
Pioneer Natural Resources Co.
3.45%, 01/15/21 (Call 12/15/20)	25	26,021
3.95%, 07/15/22 (Call 04/15/22)	50	53,182
Precision Drilling Corp.
6.50%, 12/15/21 (Call 12/15/16)	25	24,156
6.63%, 11/15/20 (Call 12/01/16)	25	24,344
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	25	24,563
5.38%, 10/01/22 (Call 07/01/22)	25	24,750
Range Resources Corp.
5.00%, 03/15/23 (Call 12/15/22)[b]	50	48,375
5.00%, 08/15/22 (Call 05/15/22)[b]	25	24,375
5.88%, 07/01/22 (Call 04/01/22)[b]	25	25,438
Reliance Holdings USA Inc.
5.40%, 02/14/22[d]	250	279,043
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	50	43,000
RSP Permian Inc.
6.63%, 10/01/22 (Call 10/01/17)	15	15,806
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)	50	42,750
7.75%, 06/15/21 (Call 06/15/17)	15	13,950
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 05/01/18)[b,c]	25	26,438
6.88%, 06/30/23 (Call 06/30/18)[b]	25	26,563
8.25%, 05/15/20 (Call 12/01/16)[b]	10	10,600
Shell International Finance BV
1.63%, 11/10/18	50	50,121
2.00%, 11/15/18	250	252,607
2.25%, 11/10/20	100	101,242
2.25%, 01/06/23	25	24,726
2.50%, 09/12/26	100	97,084

Security	Principal (000s)	Value
3.75%, 09/12/46	$25	$23,915
4.30%, 09/22/19	25	26,840
4.38%, 03/25/20	120	130,114
4.38%, 05/11/45	300	315,114
Sinopec Capital 2013 Ltd.
3.13%, 04/24/23[d]	200	202,823
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[d]	200	217,924
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[d]	200	203,126
Sinopec Group Overseas Development 2016 Ltd.
3.50%, 05/03/26[d]	200	204,651
SM Energy Co.
6.13%, 11/15/22 (Call 11/15/18)	25	25,125
6.50%, 01/01/23 (Call 07/01/17)	25	24,875
6.75%, 09/15/26 (Call 09/15/21)	25	25,625
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	25	22,375
6.70%, 01/23/25 (Call 10/23/24)	50	47,625
Statoil ASA
1.15%, 05/15/18	500	498,325
2.45%, 01/17/23	62	62,388
2.65%, 01/15/24	25	25,248
3.70%, 03/01/24	100	107,893
3.95%, 05/15/43	50	50,149
Suncor Energy Inc.
6.10%, 06/01/18	25	26,743
6.85%, 06/01/39	50	67,140
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)	25	25,375
6.25%, 04/15/21 (Call 04/15/18)	50	51,250
6.38%, 04/01/23 (Call 04/01/18)	25	25,563
Tesoro Corp.
5.38%, 10/01/22 (Call 10/01/17)	50	51,375
Total Capital International SA
2.10%, 06/19/19	150	152,293
3.75%, 04/10/24	25	27,146
Total Capital SA
4.45%, 06/24/20	100	109,156
Transocean Inc.
4.25%, 10/15/17	50	49,750

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
8.13%, 12/15/21[c]	$150	$144,780
9.00%, 07/15/23 (Call 07/15/20)[b]	50	48,844
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	90	87,880
4.90%, 03/15/45	50	49,000
6.63%, 06/15/37	25	29,299
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20 (Call 04/01/17)	50	29,000
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)[c]	75	69,562
Woodside Finance Ltd.
3.70%, 09/15/26 (Call 06/15/26)[b]	100	99,698
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	25	23,750
6.00%, 01/15/22 (Call 10/15/21)[c]	50	49,875
YPF SA
8.75%, 04/04/24[d]	200	220,190

		17,918,333
OIL & GAS SERVICES — 0.19%
Baker Hughes Inc.
5.13%, 09/15/40	100	114,971
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	50	51,694
3.80%, 11/15/25 (Call 08/15/25)	100	103,851
4.75%, 08/01/43 (Call 02/01/43)	25	26,213
5.00%, 11/15/45 (Call 05/15/45)	150	164,707
McDermott International Inc.
8.00%, 05/01/21 (Call 05/01/17)[b]	50	48,500
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	100	94,275
3.95%, 12/01/42 (Call 06/01/42)	15	11,485
Schlumberger Holdings Corp.
3.00%, 12/21/20 (Call 11/21/20)[b]	70	72,633
4.00%, 12/21/25 (Call 09/21/25)[b]	95	102,030
Schlumberger Investment SA
3.30%, 09/14/21 (Call 06/14/21)[b]	125	131,992
SESI LLC
6.38%, 05/01/19 (Call 12/01/16)	25	24,688
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[c]	200	180,000
8.25%, 06/15/23 (Call 03/15/23)[c]	45	46,575

		1,173,614

Security	Principal (000s)	Value
PACKAGING & CONTAINERS — 0.17%
ARD Finance SA
7.13% (7.88% PIK),
09/15/23 (Call 09/15/19)[b,g]	$200	$198,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
7.00%, 11/15/20 (Call 11/15/16)[b]	35	36,353
Ball Corp.
5.00%, 03/15/22	50	53,750
Bemis Co. Inc.
3.10%, 09/15/26 (Call 06/15/26)	25	24,944
Berry Plastics Corp.
5.13%, 07/15/23 (Call 07/15/18)	25	25,438
5.50%, 05/15/22 (Call 05/15/17)	50	52,000
BWAY Holding Co.
9.13%, 08/15/21 (Call 08/15/17)[b]	25	26,125
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	75	76,875
Graphic Packaging International Inc.
4.13%, 08/15/24 (Call 05/15/24)	25	24,875
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[b,c]	50	52,312
Owens-Illinois Inc.
7.80%, 05/15/18	36	38,880
Packaging Corp. of America
4.50%, 11/01/23 (Call 08/01/23)	100	108,711
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 12/01/16)[b]	25	23,063
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[b]	140	143,718
Sealed Air Corp.
5.25%, 04/01/23 (Call 01/01/23)[b]	100	105,000
WestRock RKT Co.
4.90%, 03/01/22	50	55,671

		1,045,715
PHARMACEUTICALS — 1.30%
Abbott Laboratories
5.30%, 05/27/40	100	116,415
AbbVie Inc.
1.80%, 05/14/18	250	250,832
2.90%, 11/06/22	200	202,440

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
3.20%, 11/06/22 (Call 09/06/22)	$100	$102,772
3.20%, 05/14/26 (Call 02/14/26)	25	24,639
3.60%, 05/14/25 (Call 02/14/25)	60	61,147
4.40%, 11/06/42	125	123,179
4.45%, 05/14/46 (Call 11/14/45)	25	24,845
4.50%, 05/14/35 (Call 11/14/34)	25	25,662
4.70%, 05/14/45 (Call 11/14/44)	100	102,871
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	100	103,089
3.45%, 03/15/22 (Call 01/15/22)	350	363,958
3.80%, 03/15/25 (Call 12/15/24)	47	48,802
4.85%, 06/15/44 (Call 12/15/43)	100	105,119
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	150	153,948
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	100	102,954
AstraZeneca PLC
1.95%, 09/18/19	25	25,269
3.38%, 11/16/25	50	52,113
4.00%, 09/18/42	100	101,447
4.38%, 11/16/45	25	26,654
6.45%, 09/15/37	50	67,936
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	50	50,956
4.00%, 06/23/25 (Call 03/23/25)	40	41,880
5.25%, 06/23/45 (Call 12/23/44)	20	22,650
Bristol-Myers Squibb Co.
2.00%, 08/01/22	100	100,143
4.50%, 03/01/44 (Call 09/01/43)	100	116,218
Cardinal Health Inc.
3.75%, 09/15/25 (Call 06/15/25)	100	106,897
Eli Lilly & Co.
1.95%, 03/15/19	175	177,270
3.70%, 03/01/45 (Call 09/01/44)	50	51,389
EMD Finance LLC
3.25%, 03/19/25 (Call 12/19/24)[b]	75	76,492
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[b]	100	85,000
7.25%, 01/15/22 (Call 12/01/16)[b]	50	47,375
Express Scripts Holding Co.
2.25%, 06/15/19	250	253,090
4.50%, 02/25/26 (Call 11/27/25)	50	53,569
4.80%, 07/15/46 (Call 01/15/46)	75	75,001

Security	Principal (000s)	Value
Forest Laboratories LLC
4.38%, 02/01/19 (Call 11/03/18)[b]	$100	$105,040
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	25	25,788
6.38%, 05/15/38	100	139,414
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	100	103,888
Johnson & Johnson
1.13%, 03/01/19	250	249,687
1.65%, 03/01/21 (Call 02/01/21)	50	50,334
3.38%, 12/05/23	100	108,648
3.55%, 03/01/36 (Call 09/01/35)	100	105,992
3.70%, 03/01/46 (Call 09/01/45)	30	32,237
4.38%, 12/05/33 (Call 06/05/33)	20	23,237
5.95%, 08/15/37	50	70,158
McKesson Corp.
2.28%, 03/15/19	50	50,728
4.88%, 03/15/44 (Call 09/15/43)	100	108,916
Mead Johnson Nutrition Co.
3.00%, 11/15/20	30	30,977
4.13%, 11/15/25 (Call 08/15/25)	200	213,710
Merck & Co. Inc.
2.35%, 02/10/22	40	40,702
2.40%, 09/15/22 (Call 06/15/22)	75	76,383
2.75%, 02/10/25 (Call 11/10/24)	250	255,360
2.80%, 05/18/23	50	51,542
4.15%, 05/18/43	100	109,793
Mylan NV
3.00%, 12/15/18[b]	50	51,074
3.15%, 06/15/21 (Call 05/15/21)[b]	25	25,432
5.25%, 06/15/46 (Call 12/15/45)[b]	100	101,264
NBTY Inc.
7.63%, 05/15/21 (Call 05/15/18)[b,c]	50	48,875
Novartis Capital Corp.
2.40%, 09/21/22	100	102,374
3.00%, 11/20/25 (Call 08/20/25)	100	104,270
4.00%, 11/20/45 (Call 05/20/45)	50	54,087
Novartis Securities Investment Ltd.
5.13%, 02/10/19	150	162,516
Perrigo Finance Unlimited Co.
4.38%, 03/15/26 (Call 12/15/25)	200	209,186
Pfizer Inc.
1.20%, 06/01/18	100	99,919

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
2.10%, 05/15/19	$25	$25,424
4.30%, 06/15/43	50	55,408
6.20%, 03/15/19	150	166,105
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)	195	193,448
3.20%, 09/23/26 (Call 06/23/26)	25	24,536
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	30	36,820
Teva Pharmaceutical Finance Netherlands III BV
1.40%, 07/20/18	25	24,893
1.70%, 07/19/19	25	24,842
2.20%, 07/21/21	100	98,827
3.15%, 10/01/26	25	24,306
4.10%, 10/01/46	150	139,144
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[b]	50	43,250
5.50%, 03/01/23 (Call 03/01/18)[b]	50	39,250
5.63%, 12/01/21 (Call 12/01/16)[b]	50	41,000
5.88%, 05/15/23 (Call 05/15/18)[b]	75	59,062
6.13%, 04/15/25 (Call 04/15/20)[b]	75	59,250
6.38%, 10/15/20 (Call 12/01/16)[b]	50	43,125
6.75%, 08/15/18 (Call 12/01/16)[b]	25	24,400
7.00%, 10/01/20 (Call 12/01/16)[b]	25	22,375
7.50%, 07/15/21 (Call 12/01/16)[b]	50	44,500
Wyeth LLC
5.95%, 04/01/37	235	306,318
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	30	31,135
4.50%, 11/13/25 (Call 08/13/25)	150	165,804

		8,048,774
PIPELINES — 0.95%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 09/15/19)[b]	25	25,188
APT Pipelines Ltd.
4.20%, 03/23/25 (Call 12/23/24)[b]	50	51,631
Boardwalk Pipelines LP
5.95%, 06/01/26 (Call 03/01/26)	50	55,430
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	50	51,193

Security	Principal (000s)	Value
Colonial Pipeline Co.
3.75%, 10/01/25 (Call 07/01/25)[b,c]	$50	$52,903
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 04/01/23 (Call 04/01/18)	50	50,625
DCP Midstream LLC
4.75%, 09/30/21[b]	50	51,125
5.35%, 03/15/20[b]	75	77,250
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	50	48,625
4.95%, 04/01/22 (Call 01/01/22)	25	25,625
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)	50	47,125
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	30	30,998
5.88%, 10/15/25 (Call 07/15/25)	100	114,823
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)	25	24,881
Energy Transfer Equity LP
5.50%, 06/01/27 (Call 03/01/27)	50	48,750
5.88%, 01/15/24 (Call 10/15/23)	50	50,819
7.50%, 10/15/20	25	27,250
Energy Transfer Partners LP
4.05%, 03/15/25 (Call 12/15/24)	25	24,588
5.15%, 03/15/45 (Call 09/15/44)	100	93,215
5.20%, 02/01/22 (Call 11/01/21)	300	328,350
6.13%, 12/15/45 (Call 06/15/45)	25	26,140
6.50%, 02/01/42 (Call 08/01/41)	50	53,257
EnLink Midstream Partners LP
4.85%, 07/15/26 (Call 04/15/26)	25	25,469
5.60%, 04/01/44 (Call 10/01/43)	50	47,625
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	300	307,398
3.95%, 02/15/27 (Call 11/15/26)	75	78,034
4.85%, 03/15/44 (Call 09/15/43)	125	126,027
4.90%, 05/15/46 (Call 11/15/45)	25	25,863
5.10%, 02/15/45 (Call 08/15/44)	50	52,823
Genesis Energy LP/Genesis Energy Finance Corp.
5.75%, 02/15/21 (Call 02/15/17)	50	49,875
Gulfstream Natural Gas System LLC
4.60%, 09/15/25 (Call 06/15/25)[b]	50	52,978

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Holly Energy Partners LP/Holly Energy Finance Corp.
6.00%, 08/01/24 (Call 08/01/19)[b]	$25	$26,000
Kinder Morgan Energy Partners LP
5.50%, 03/01/44 (Call 09/01/43)	50	50,610
6.95%, 01/15/38	75	85,561
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	500	512,315
4.30%, 06/01/25 (Call 03/01/25)[c]	100	103,903
5.30%, 12/01/34 (Call 06/01/34)	125	126,566
5.55%, 06/01/45 (Call 12/01/44)	100	103,521
7.80%, 08/01/31	25	30,773
Magellan Midstream Partners LP
3.20%, 03/15/25 (Call 12/15/24)	50	49,933
4.20%, 12/01/42 (Call 06/01/42)	25	23,850
MPLX LP
5.50%, 02/15/23 (Call 08/15/17)	100	104,527
NGPL PipeCo LLC
9.63%, 06/01/19 (Call 12/01/16)[b]	50	52,500
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 12/01/16)	25	24,500
ONEOK Inc.
7.50%, 09/01/23 (Call 06/01/23)	50	57,250
ONEOK Partners LP
5.00%, 09/15/23 (Call 06/15/23)	125	135,656
6.20%, 09/15/43 (Call 03/15/43)	50	56,107
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	250	245,735
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	50	55,877
Rockies Express Pipeline LLC
5.63%, 04/15/20[b]	50	52,437
6.00%, 01/15/19[b]	25	25,875
Sabine Pass Liquefaction LLC
5.00%, 03/15/27 (Call 09/15/26)[b]	50	50,875
5.63%, 03/01/25 (Call 12/01/24)	50	52,907
5.75%, 05/15/24 (Call 02/15/24)	100	105,750
Spectra Energy Capital LLC
8.00%, 10/01/19	50	57,245
Spectra Energy Partners LP
3.50%, 03/15/25 (Call 12/15/24)	100	100,981

Security	Principal (000s)	Value
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45 (Call 11/15/44)	$100	$100,518
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/18)	50	47,000
5.13%, 02/01/25 (Call 02/01/20)[b]	45	44,887
5.25%, 05/01/23 (Call 11/01/17)	25	24,815
TC PipeLines LP
4.38%, 03/13/25 (Call 12/13/24)	25	25,849
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)	25	26,688
6.25%, 10/15/22 (Call 10/15/18)	50	53,000
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	25	27,539
4.88%, 01/15/26 (Call 10/15/25)	105	120,555
7.63%, 01/15/39	150	220,477
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)[b]	25	31,726
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	85	84,575
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	25	24,188
4.55%, 06/24/24 (Call 03/24/24)	100	101,750
Williams Partners LP
3.60%, 03/15/22 (Call 01/15/22)	100	101,733
4.00%, 09/15/25 (Call 06/15/25)	100	100,231
4.30%, 03/04/24 (Call 12/04/23)	150	153,441
4.90%, 01/15/45 (Call 07/15/44)	50	46,631
5.25%, 03/15/20	25	27,019
Williams Partners LP/ACMP Finance Corp.
6.13%, 07/15/22 (Call 01/15/17)	100	103,661

		5,883,420
PRIVATE EQUITY — 0.01%
Apollo Management Holdings LP
4.40%, 05/27/26 (Call 02/27/26)[b]	25	25,809
KKR Group Finance Co. III LLC
5.13%, 06/01/44 (Call 12/01/43)[b]	50	49,689

		75,498

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
REAL ESTATE — 0.28%
CBRE Services Inc.
4.88%, 03/01/26 (Call 12/01/25)	$100	$104,413
China Overseas Finance Cayman VI Ltd.
5.95%, 05/08/24[d]	200	233,177
Country Garden Holdings Co. Ltd.
7.50%, 01/10/23 (Call 01/10/18)[b]	200	212,497
Evergrande Real Estate Group Ltd.
8.75%, 10/30/18 (Call 11/30/16)[d]	200	207,750
Kennedy-Wilson Inc.
5.88%, 04/01/24 (Call 04/01/19)	100	101,125
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)	75	82,190
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 12/01/21 (Call 12/01/17)[b]	25	26,281
Scentre Group Trust 1/Scentre Group Trust 2
2.38%, 11/05/19 (Call 10/06/19)[b]	100	101,272
Sino-Ocean Land Treasure Finance I Ltd.
6.00%, 07/30/24[d]	200	216,717
Sun Hung Kai Properties Capital Market Ltd.
3.63%, 01/16/23[d]	200	210,135
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%, 09/17/19 (Call 08/17/19)[b]	200	204,386

		1,699,943
REAL ESTATE INVESTMENT TRUSTS — 0.54%
American Tower Corp.
3.13%, 01/15/27 (Call 10/15/26)	200	194,990
3.38%, 10/15/26 (Call 07/15/26)	50	49,752
3.40%, 02/15/19	200	207,154
AvalonBay Communities Inc.
3.45%, 06/01/25 (Call 03/03/25)	30	31,177
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	75	72,535
3.80%, 02/01/24 (Call 11/01/23)	75	79,150
3.85%, 02/01/23 (Call 11/01/22)	75	79,332
Camden Property Trust
3.50%, 09/15/24 (Call 06/15/24)	100	101,583

Security	Principal (000s)	Value
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[b]	$25	$25,938
8.25%, 10/15/23 (Call 04/15/19)	25	26,375
Corporate Office Properties LP
5.25%, 02/15/24 (Call 11/15/23)	25	26,885
Corrections Corp. of America
5.00%, 10/15/22 (Call 07/15/22)	50	45,125
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	50	49,585
4.88%, 04/15/22	25	27,575
5.25%, 01/15/23	40	44,780
DDR Corp.
3.63%, 02/01/25 (Call 11/01/24)	100	100,143
Digital Realty Trust LP
3.95%, 07/01/22 (Call 05/01/22)	50	52,752
4.75%, 10/01/25 (Call 07/01/25)	50	53,596
Duke Realty LP
4.38%, 06/15/22 (Call 03/15/22)	50	53,638
Equinix Inc.
5.88%, 01/15/26 (Call 01/15/21)	50	53,446
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	100	101,630
4.50%, 06/01/45 (Call 12/01/44)	30	32,010
4.63%, 12/15/21 (Call 09/15/21)	25	27,923
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[b]	50	49,500
GEO Group Inc. (The)
6.00%, 04/15/26 (Call 04/15/21)	50	43,125
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	25	25,289
4.00%, 06/01/25 (Call 03/01/25)	100	102,059
5.38%, 02/01/21 (Call 11/03/20)	150	167,191
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	25	27,025
Host Hotels & Resorts LP
4.00%, 06/15/25 (Call 03/15/25)	75	75,894
Series F
4.50%, 02/01/26 (Call 11/01/25)	75	77,966
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	50	50,062
7.13%, 02/15/18	48	49,800
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	50	49,853

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Mack-Cali Realty LP
3.15%, 05/15/23 (Call 02/15/23)	$25	$23,352
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)[b]	30	29,475
MPT Operating Partnership LP/MPT Finance Corp.
6.38%, 03/01/24 (Call 03/01/19)	25	26,938
Omega Healthcare Investors Inc.
4.95%, 04/01/24 (Call 01/01/24)	75	78,271
Realty Income Corp.
3.88%, 07/15/24 (Call 04/15/24)	50	52,409
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 02/01/21 (Call 02/01/17)	25	26,063
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	50	50,806
2.50%, 07/15/21 (Call 04/15/21)	25	25,557
3.30%, 01/15/26 (Call 10/15/25)	80	83,578
3.75%, 02/01/24 (Call 11/01/23)	200	215,012
Ventas Realty LP
3.50%, 02/01/25 (Call 11/01/24)	200	204,808
VEREIT Operating Partnership LP
4.13%, 06/01/21 (Call 05/01/21)	25	26,000
4.60%, 02/06/24 (Call 11/06/23)	25	25,875
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)	150	157,210
Weyerhaeuser Co.
7.38%, 03/15/32	50	66,242

		3,346,434
RETAIL — 1.07%
1011778 BC ULC/New Red Finance Inc.
6.00%, 04/01/22 (Call 10/01/17)[b]	100	104,500
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.00%, 05/20/22 (Call 05/20/17)	50	52,625
Asbury Automotive Group Inc.
6.00%, 12/15/24 (Call 12/15/19)	25	25,750
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	45	46,149
AutoZone Inc.
3.25%, 04/15/25 (Call 01/15/25)	35	35,618

Security	Principal (000s)	Value
Bed Bath & Beyond Inc.
5.17%, 08/01/44 (Call 02/01/44)	$25	$23,850
Best Buy Co. Inc.
5.00%, 08/01/18	50	52,820
Bon-Ton Department Stores Inc. (The)
8.00%, 06/15/21 (Call 12/01/16)	25	12,688
Brinker International Inc.
3.88%, 05/15/23	75	72,891
5.00%, 10/01/24 (Call 07/01/24)[b]	50	50,875
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/16)[b]	50	25,000
Costco Wholesale Corp.
1.75%, 02/15/20	100	100,609
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	25	25,027
2.25%, 12/05/18 (Call 11/05/18)	25	25,379
2.80%, 07/20/20 (Call 06/20/20)	175	180,435
2.88%, 06/01/26 (Call 03/01/26)	100	99,256
3.50%, 07/20/22 (Call 05/20/22)	200	210,960
4.88%, 07/20/35 (Call 01/20/35)	100	112,775
5.13%, 07/20/45 (Call 01/20/45)	75	87,267
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	125	127,425
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[c]	50	51,875
5.75%, 03/01/23 (Call 03/01/18)	75	79,875
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/16)	25	23,563
6.75%, 06/15/23 (Call 06/15/19)	25	23,313
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	250	254,635
3.35%, 09/15/25 (Call 06/15/25)	25	26,679
4.25%, 04/01/46 (Call 10/01/45)	125	137,757
4.40%, 04/01/21 (Call 01/01/21)	25	27,592
4.40%, 03/15/45 (Call 09/15/44)	100	111,662
5.88%, 12/16/36	125	165,409
JC Penney Corp. Inc.
5.65%, 06/01/20	75	74,250
5.88%, 07/01/23 (Call 07/01/19)[b]	25	25,755
Jo-Ann Stores LLC
8.13%, 03/15/19 (Call 11/30/16)[b]	10	9,975

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 06/01/24 (Call 06/01/19)[b]	$70	$72,800
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)	75	77,352
L Brands Inc.
5.63%, 02/15/22	50	54,750
6.75%, 07/01/36	50	53,075
6.88%, 11/01/35	50	53,000
Lowe’s Companies Inc.
3.38%, 09/15/25 (Call 06/15/25)	250	266,100
4.65%, 04/15/42 (Call 10/15/41)	125	141,374
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	275	265,116
6.38%, 03/15/37	25	26,305
McDonald’s Corp.
2.63%, 01/15/22	50	51,251
3.70%, 01/30/26 (Call 10/30/25)	50	52,867
3.70%, 02/15/42	25	23,710
4.88%, 12/09/45 (Call 06/09/45)	200	223,946
5.00%, 02/01/19	100	107,618
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[b]	50	51,437
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/16)[b,c]	50	41,250
New Albertsons Inc.
7.45%, 08/01/29	50	48,125
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	50	50,921
Penske Automotive Group Inc.
5.38%, 12/01/24 (Call 12/01/19)	25	25,125
5.75%, 10/01/22 (Call 10/01/17)	15	15,544
PVH Corp.
4.50%, 12/15/22 (Call 12/15/17)	50	51,500
QVC Inc.
4.85%, 04/01/24	25	25,344
5.13%, 07/02/22	50	52,437
Radio Systems Corp.
8.38%, 11/01/19 (Call 12/01/16)[b]	27	28,181
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[b]	50	52,750
6.75%, 06/15/21 (Call 12/01/16)	75	78,750

Security	Principal (000s)	Value
Sally Holdings LLC/Sally Capital Inc.
5.75%, 06/01/22 (Call 06/01/17)	$50	$52,000
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	100	110,019
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	25	25,500
Target Corp.
3.50%, 07/01/24	275	296,310
3.63%, 04/15/46	50	49,262
4.00%, 07/01/42	25	26,232
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	100	96,222
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/03/16)	50	50,000
TRU Taj LLC/TRU Taj Finance Inc.
12.00%, 08/15/21 (Call 02/15/18)[b]	4	4,090
Wal-Mart Stores Inc.
1.13%, 04/11/18	100	100,060
3.30%, 04/22/24 (Call 01/22/24)	25	26,757
4.25%, 04/15/21	100	111,096
4.30%, 04/22/44 (Call 10/22/43)[c]	125	140,625
4.75%, 10/02/43 (Call 04/02/43)	50	59,236
5.63%, 04/01/40	90	117,185
6.50%, 08/15/37	180	257,647
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	100	102,496
3.30%, 11/18/21 (Call 09/18/21)	300	314,133
3.45%, 06/01/26 (Call 03/01/26)	100	101,942
4.65%, 06/01/46 (Call 12/01/45)	50	52,475
Yum! Brands Inc.
3.88%, 11/01/23 (Call 08/01/23)	50	49,625

		6,617,779
SAVINGS & LOANS — 0.03%
Nationwide Building Society
2.35%, 01/21/20[b]	200	201,689

		201,689
SEMICONDUCTORS — 0.30%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 07/01/19)	24	23,775
7.50%, 08/15/22	16	16,920
Altera Corp.
2.50%, 11/15/18	100	102,456

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Amkor Technology Inc.
6.63%, 06/01/21 (Call 12/01/16)	$50	$51,000
Analog Devices Inc.
3.90%, 12/15/25 (Call 09/15/25)	150	160,471
5.30%, 12/15/45 (Call 06/15/45)	25	26,958
Applied Materials Inc.
3.90%, 10/01/25 (Call 07/01/25)	65	71,100
5.10%, 10/01/35 (Call 04/01/35)	40	46,294
5.85%, 06/15/41	25	30,815
Intel Corp.
1.35%, 12/15/17	150	150,552
3.10%, 07/29/22	50	52,835
4.80%, 10/01/41	25	28,400
4.90%, 07/29/45 (Call 01/29/45)	150	172,352
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[b]	50	49,000
5.50%, 02/01/25 (Call 08/01/19)	25	24,508
5.63%, 01/15/26 (Call 05/01/20)[b]	25	24,250
7.50%, 09/15/23 (Call 04/15/19)[b]	25	27,594
NXP BV/NXP Funding LLC
4.63%, 06/01/23[b]	200	219,000
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)	50	54,750
QUALCOMM Inc.
2.25%, 05/20/20	55	55,868
3.45%, 05/20/25 (Call 02/20/25)	50	52,325
4.65%, 05/20/35 (Call 11/20/34)	50	54,342
4.80%, 05/20/45 (Call 11/20/44)	50	55,042
Sensata Technologies BV
4.88%, 10/15/23[b]	50	51,813
5.00%, 10/01/25[b]	25	25,625
Texas Instruments Inc.
1.65%, 08/03/19	200	201,668

		1,829,713
SHIPBUILDING — 0.01%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[b]	50	52,375

		52,375
SOFTWARE — 0.68%
Activision Blizzard Inc.
6.13%, 09/15/23 (Call 09/15/18)[b]	50	55,063
Autodesk Inc.
4.38%, 06/15/25 (Call 03/15/25)	100	105,067

Security	Principal (000s)	Value
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/16)[b]	$15	$13,725
BMC Software Inc.
7.25%, 06/01/18	28	27,860
Boxer Parent Co. Inc. 9.00% (9.75% PIK),
10/15/19 (Call 12/01/16)[b,g]	25	23,000
Change Healthcare Holdings Inc.
11.00%, 12/31/19 (Call 12/01/16)	33	34,650
Dubai DOF Sukuk Ltd.
3.88%, 01/30/23[d]	200	206,475
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)	100	97,627
3.63%, 10/15/20 (Call 09/15/20)	50	52,721
5.00%, 03/15/22 (Call 03/15/17)	50	51,695
5.00%, 10/15/25 (Call 07/15/25)	100	112,749
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[b]	40	40,600
5.38%, 08/15/23 (Call 08/15/18)[b]	50	51,750
5.75%, 01/15/24 (Call 01/15/19)[b]	50	50,750
7.00%, 12/01/23 (Call 12/01/18)[b]	50	52,375
Inception Merger Sub Inc./Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[b]	50	50,000
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)	75	77,531
Informatica LLC
7.13%, 07/15/23 (Call 07/15/18)[b]	25	23,313
Microsoft Corp.
1.10%, 08/08/19	200	198,708
2.00%, 11/03/20 (Call 10/03/20)	120	121,758
2.00%, 08/08/23 (Call 06/08/23)	25	24,615
2.40%, 08/08/26 (Call 05/08/26)	100	98,080
2.65%, 11/03/22 (Call 09/03/22)	25	25,813
3.50%, 02/12/35 (Call 08/12/34)	200	200,408
3.63%, 12/15/23 (Call 09/15/23)	275	298,249
3.70%, 08/08/46 (Call 02/08/46)	100	97,875
3.75%, 05/01/43 (Call 11/01/42)	150	147,954
3.75%, 02/12/45 (Call 08/12/44)	125	123,106
4.75%, 11/03/55 (Call 05/03/55)	50	56,379
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)[b]	50	50,375

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/16)[b,c]	$50	$51,375
Open Text Corp.
5.88%, 06/01/26 (Call 06/01/21)[b]	70	74,550
Oracle Corp.
2.25%, 10/08/19	300	306,675
2.38%, 01/15/19	100	102,145
2.50%, 05/15/22 (Call 03/15/22)	300	304,446
2.65%, 07/15/26 (Call 04/15/26)	200	197,374
2.95%, 05/15/25 (Call 02/15/25)	50	50,986
3.63%, 07/15/23	100	107,095
3.90%, 05/15/35 (Call 11/15/34)	100	101,372
4.00%, 07/15/46 (Call 01/15/46)	125	123,370
4.50%, 07/08/44 (Call 01/08/44)	150	159,874
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[b]	50	55,891

		4,205,424
TELECOMMUNICATIONS — 1.96%
Altice Financing SA
7.50%, 05/15/26 (Call 05/15/21)[b]	200	206,000
America Movil SAB de CV
6.38%, 03/01/35	125	152,735
AT&T Inc.
1.40%, 12/01/17	350	349,667
2.80%, 02/17/21 (Call 01/17/21)	50	50,693
3.40%, 05/15/25 (Call 02/15/25)	400	399,144
3.60%, 02/17/23 (Call 12/17/22)	50	51,500
3.90%, 03/11/24 (Call 12/11/23)	175	182,369
3.95%, 01/15/25 (Call 10/15/24)	200	207,830
4.35%, 06/15/45 (Call 12/15/44)	200	184,470
4.45%, 05/15/21	75	81,153
4.45%, 04/01/24 (Call 01/01/24)	100	107,334
4.50%, 05/15/35 (Call 11/15/34)	50	49,414
4.55%, 03/09/49 (Call 09/09/48)[b]	25	23,511
4.75%, 05/15/46 (Call 11/15/45)	200	195,470
5.00%, 03/01/21	75	82,303
5.15%, 03/15/42	50	51,159
5.35%, 09/01/40	53	55,919
5.65%, 02/15/47 (Call 08/15/46)	50	55,441
5.88%, 10/01/19	50	55,367
Avaya Inc.
7.00%, 04/01/19 (Call 12/01/16)[b,c]	25	20,313

Security	Principal (000s)	Value
10.50%, 03/01/21 (Call 03/01/17)[b]	$50	$16,500
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[d]	200	215,030
British Telecommunications PLC
2.35%, 02/14/19	200	203,174
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	25	26,400
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)	69	64,687
5.80%, 03/15/22	50	50,750
6.15%, 09/15/19	27	29,160
7.60%, 09/15/39	50	44,500
Series V
5.63%, 04/01/20	25	26,688
Series Y
7.50%, 04/01/24 (Call 01/01/24)	50	52,062
Cisco Systems Inc.
2.20%, 02/28/21	275	279,166
2.20%, 09/20/23 (Call 07/20/23)	25	24,828
2.50%, 09/20/26 (Call 06/20/26)	125	124,066
2.60%, 02/28/23	100	102,027
3.63%, 03/04/24	50	54,100
5.50%, 01/15/40	75	94,686
5.90%, 02/15/39	50	65,792
CommScope Inc.
5.00%, 06/15/21 (Call 06/15/17)[b]	50	51,125
5.50%, 06/15/24 (Call 06/15/19)[b]	50	52,375
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[b]	25	26,250
Consolidated Communications Inc.
6.50%, 10/01/22 (Call 10/01/17)	25	24,625
CPI International Inc.
8.75%, 02/15/18 (Call 12/01/16)	27	27,405
Deutsche Telekom International Finance BV
8.75%, 06/15/30	150	228,750
Digicel Group Ltd.
8.25%, 09/30/20 (Call 11/30/16)[d]	200	177,000
Embarq Corp.
8.00%, 06/01/36	25	25,375

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[c]	$50	$47,500
6.88%, 01/15/25 (Call 10/15/24)	25	20,938
7.13%, 03/15/19	50	53,500
7.13%, 01/15/23	50	44,969
7.63%, 04/15/24	50	44,500
8.50%, 04/15/20	50	53,375
9.00%, 08/15/31	25	21,750
10.50%, 09/15/22 (Call 06/15/22)	50	52,000
11.00%, 09/15/25 (Call 06/15/25)	100	102,390
Harris Corp.
3.83%, 04/27/25 (Call 01/27/25)	100	104,369
4.40%, 12/15/20	100	107,820
HC2 Holdings Inc.
11.00%, 12/01/19 (Call 12/01/16)[b]	10	9,850
Hughes Satellite Systems Corp.
5.25%, 08/01/26[b]	35	34,475
6.63%, 08/01/26[b]	25	24,750
7.63%, 06/15/21	50	54,812
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	40	26,500
7.25%, 04/01/19 (Call 12/01/16)	50	40,313
7.25%, 10/15/20 (Call 12/01/16)	50	37,906
7.50%, 04/01/21 (Call 12/01/16)	50	36,750
8.00%, 02/15/24 (Call 02/15/19)[b]	50	50,250
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/17)[c]	25	17,125
7.75%, 06/01/21 (Call 06/01/17)	50	16,250
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)[c]	50	51,500
Level 3 Financing Inc.
5.25%, 03/15/26 (Call 03/15/21)[b]	30	30,450
5.38%, 08/15/22 (Call 08/15/17)	50	51,375
5.38%, 01/15/24 (Call 01/15/19)	50	51,000
5.38%, 05/01/25 (Call 05/01/20)	25	25,375
Motorola Solutions Inc.
3.50%, 09/01/21	100	102,778
MTN Mauritius Investment Ltd.
4.76%, 11/11/24[d]	200	188,258
Ooredoo International Finance Ltd.
3.25%, 02/21/23[b]	200	203,500
Orange SA
5.38%, 01/13/42	25	29,570
5.50%, 02/06/44 (Call 08/06/43)	100	122,090

Security	Principal (000s)	Value
Plantronics Inc.
5.50%, 05/31/23 (Call 05/15/18)[b]	$50	$50,875
Qwest Corp.
6.75%, 12/01/21	125	138,437
Rogers Communications Inc.
3.63%, 12/15/25 (Call 09/15/25)	75	79,576
4.10%, 10/01/23 (Call 07/01/23)	100	109,620
Sprint Capital Corp.
6.88%, 11/15/28	50	46,000
8.75%, 03/15/32	35	35,525
Sprint Communications Inc.
6.00%, 11/15/22	100	93,188
7.00%, 03/01/20[b]	50	54,375
7.00%, 08/15/20	50	52,000
9.00%, 11/15/18[b]	150	165,000
Sprint Corp.
7.13%, 06/15/24	100	94,000
7.25%, 09/15/21	100	102,375
7.63%, 02/15/25 (Call 11/15/24)	50	48,375
7.88%, 09/15/23	100	99,000
T-Mobile USA Inc.
6.00%, 03/01/23 (Call 09/01/18)	50	52,625
6.00%, 04/15/24 (Call 04/15/19)	25	26,594
6.25%, 04/01/21 (Call 04/01/17)	50	52,063
6.38%, 03/01/25 (Call 09/01/19)	50	53,594
6.50%, 01/15/24 (Call 01/15/19)[c]	50	53,500
6.50%, 01/15/26 (Call 01/15/21)	50	54,810
6.54%, 04/28/20 (Call 11/14/16)	50	51,625
6.63%, 11/15/20 (Call 11/14/16)	21	21,578
6.63%, 04/01/23 (Call 04/01/18)	50	53,134
6.73%, 04/28/22 (Call 04/28/17)	50	52,250
Telecom Italia Capital SA
7.20%, 07/18/36	100	108,000
Telefonica Emisiones SAU
5.46%, 02/16/21	300	337,761
7.05%, 06/20/36	100	127,066
Verizon Communications Inc.
1.38%, 08/15/19	250	247,932
3.50%, 11/01/24 (Call 08/01/24)	250	261,332
4.15%, 03/15/24 (Call 12/15/23)	50	54,193
4.27%, 01/15/36	350	349,790
4.50%, 09/15/20	250	272,025
4.67%, 03/15/55	125	122,734
4.75%, 11/01/41	150	156,234

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
4.86%, 08/21/46	$100	$106,043
5.01%, 08/21/54	200	206,562
5.05%, 03/15/34 (Call 12/15/33)	400	434,796
6.55%, 09/15/43	46	60,599
VimpelCom Holdings BV
7.50%, 03/01/22[d]	200	220,802
Virgin Media Finance PLC
6.00%, 10/15/24 (Call 10/15/19)[b]	200	203,000
Vodafone Group PLC
1.50%, 02/19/18	250	249,802
6.15%, 02/27/37	100	117,895
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[b]	25	25,750
5.38%, 07/15/22 (Call 07/15/17)[b]	50	48,125
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 12/01/16)[b]	200	201,000
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	25	22,125
7.50%, 06/01/22 (Call 06/01/17)	25	23,625
7.75%, 10/15/20 (Call 12/01/16)	25	25,438

		12,129,049
TOYS, GAMES & HOBBIES — 0.01%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	25	25,877
6.35%, 03/15/40	15	17,934

		43,811
TRANSPORTATION — 0.53%
Air Medical Group Holdings Inc.
6.38%, 05/15/23 (Call 05/15/18)[b]	25	23,813
AP Moller – Maersk A/S
3.88%, 09/28/25 (Call 06/28/25)[b]	50	50,335
Burlington Northern Santa Fe LLC
3.75%, 04/01/24 (Call 01/01/24)	25	27,095
4.10%, 06/01/21 (Call 03/01/21)	50	54,150
4.15%, 04/01/45 (Call 10/01/44)	150	158,194
4.70%, 10/01/19	125	136,639
4.90%, 04/01/44 (Call 10/01/43)	125	145,124
5.75%, 05/01/40 (Call 11/01/39)	25	31,806
Canadian National Railway Co.
2.75%, 03/01/26 (Call 12/01/25)	100	102,147
3.20%, 08/02/46 (Call 02/02/46)	100	94,641
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	50	50,601

Security	Principal (000s)	Value
4.45%, 03/15/23 (Call 12/15/22)	$50	$55,087
4.80%, 08/01/45 (Call 02/01/45)	45	51,220
CSX Corp.
3.35%, 11/01/25 (Call 08/01/25)	200	210,400
4.10%, 03/15/44 (Call 09/15/43)	35	35,607
4.75%, 05/30/42 (Call 11/30/41)	75	82,574
FedEx Corp.
3.20%, 02/01/25	125	129,641
3.25%, 04/01/26 (Call 01/01/26)	75	77,729
3.88%, 08/01/42	25	24,037
4.75%, 11/15/45 (Call 05/15/45)	125	135,840
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 12/01/16)[b]	50	50,250
Hornbeck Offshore Services Inc.
5.00%, 03/01/21 (Call 12/01/16)	25	14,875
JB Hunt Transport Services Inc.
3.30%, 08/15/22 (Call 06/15/22)	50	51,652
Kansas City Southern
3.13%, 06/01/26 (Call 03/01/26)	100	99,613
Kazakhstan Temir Zholy Finance BV
6.38%, 10/06/20[b]	200	212,500
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 02/15/21 (Call 02/15/17)	15	14,363
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[b]	25	13,000
Norfolk Southern Corp.
4.65%, 01/15/46 (Call 07/15/45)	30	33,516
4.80%, 08/15/43 (Call 02/15/43)	150	169,638
Russian Railways via RZD Capital PLC
5.70%, 04/05/22[d]	200	213,230
Ryder System Inc.
2.50%, 05/11/20 (Call 04/11/20)	35	35,337
2.88%, 09/01/20 (Call 08/01/20)	85	86,832
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	250	254,422
3.88%, 02/01/55 (Call 08/01/54)	100	98,338
4.05%, 11/15/45 (Call 05/15/45)	50	52,595
United Parcel Service Inc.
2.45%, 10/01/22	25	25,692
3.40%, 11/15/46 (Call 05/15/46)	45	43,898
6.20%, 01/15/38	25	34,557

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)[b]	$50	$51,437
6.50%, 06/15/22 (Call 06/15/18)[b,c]	50	52,000

		3,284,425
TRUCKING & LEASING — 0.06%
Aviation Capital Group Corp.
4.88%, 10/01/25 (Call 07/01/25)[b]	50	55,125
Flexi-Van Leasing Inc.
7.88%, 08/15/18 (Call 12/01/16)[b]	44	40,920
GATX Corp.
3.25%, 03/30/25 (Call 12/30/24)	70	69,389
3.25%, 09/15/26 (Call 06/15/26)	55	53,876
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.30%, 04/01/21 (Call 03/01/21)[b]	100	103,585
3.38%, 02/01/22 (Call 12/01/21)[b]	25	25,840

		348,735
WATER — 0.01%
American Water Capital Corp.
4.30%, 09/01/45 (Call 03/01/45)	75	82,911

		82,911

TOTAL CORPORATE BONDS & NOTES
(Cost: $210,207,132)		212,326,142

FOREIGN GOVERNMENT OBLIGATIONS[h] — 5.41%

ARGENTINA — 0.19%
Argentina Bonar Bonds
8.75%, 05/07/24	75	87,016
Argentine Republic Government International Bond
2.50%, 12/31/38[f]	200	136,700
2.50%, 12/31/38[f]	25	17,125
6.88%, 04/22/21[d]	150	162,300
7.13%, 07/06/36[d]	150	154,650
7.50%, 04/22/26[d]	150	163,875
8.28%, 12/31/33	161	180,824
8.28%, 12/31/33	70	76,271
Provincia de Buenos Aires/Argentina
9.13%, 03/16/24[d]	150	166,125

		1,144,886

Security	Principal (000s)	Value
AZERBAIJAN — 0.03%
Republic of Azerbaijan International Bond
4.75%, 03/18/24[d]	$200	$206,584

		206,584
BAHRAIN — 0.03%
Bahrain Government International Bond
6.13%, 08/01/23[d]	200	210,697

		210,697
BELGIUM — 0.03%
Belgium Government International Bond
2.88%, 09/18/24	200	212,242

		212,242
BRAZIL — 0.19%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20[d]	200	210,020
Brazilian Government International Bond
4.88%, 01/22/21	100	105,800
5.00%, 01/27/45	200	176,500
7.13%, 01/20/37	125	142,500
8.75%, 02/04/25	100	128,750
10.13%, 05/15/27	300	438,000

		1,201,570
CANADA — 0.37%
Canada Government International Bond
1.13%, 03/19/18	500	501,280
1.63%, 02/27/19	100	101,331
CDP Financial Inc.
3.15%, 07/24/24[b]	250	263,917
Export Development Canada
1.50%, 10/03/18	50	50,435
1.50%, 05/26/21	100	100,093
1.75%, 07/21/20	50	50,740
Province of British Columbia Canada
2.00%, 10/23/22	175	176,995
2.25%, 06/02/26	100	100,260
Province of Manitoba Canada
3.05%, 05/14/24	100	106,407

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
Province of Ontario Canada
1.25%, 06/17/19	$100	$99,671
2.00%, 01/30/19	50	50,750
2.45%, 06/29/22	100	102,940
3.20%, 05/16/24	100	107,003
Province of Quebec Canada
2.50%, 04/20/26	100	100,967
2.88%, 10/16/24	100	104,864
4.63%, 05/14/18	225	236,880

		2,254,533
CHILE — 0.03%
Chile Government International Bond
3.13%, 03/27/25	200	208,656

		208,656
CHINA — 0.03%
Export-Import Bank of China/The via Avi Funding Co Ltd.
2.85%, 09/16/20[d]	200	204,018

		204,018
COLOMBIA — 0.09%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	200	193,500
5.00%, 06/15/45 (Call 12/15/44)	200	204,000
7.38%, 03/18/19	100	112,646
8.13%, 05/21/24	50	64,754

		574,900
COSTA RICA — 0.03%
Costa Rica Government International Bond
4.25%, 01/26/23[d]	200	193,500

		193,500
CROATIA — 0.04%
Croatia Government International Bond
6.00%, 01/26/24[d]	200	225,700

		225,700
DENMARK — 0.05%
Kommunekredit
1.13%, 01/16/18[d]	300	300,240

		300,240

Security	Principal (000s)	Value
DOMINICAN REPUBLIC — 0.05%
Dominican Republic International Bond
5.88%, 04/18/24[d]	$100	$103,762
6.60%, 01/28/24[d]	100	108,500
7.45%, 04/30/44[d]	100	111,000

		323,262
ECUADOR — 0.03%
Ecuador Government International Bond
7.95%, 06/20/24[d]	200	188,500

		188,500
EGYPT — 0.02%
Egypt Government International Bond
5.75%, 04/29/20[d]	100	101,988

		101,988
EL SALVADOR — 0.03%
El Salvador Government International Bond
6.38%, 01/18/27[d]	200	199,000

		199,000
FINLAND — 0.03%
Finland Government International Bond
1.75%, 09/10/19[b]	200	202,848

		202,848
FRANCE — 0.10%
Caisse d’Amortissement de la Dette Sociale
1.50%, 01/28/19[b]	250	251,035
3.00%, 10/26/20	350	368,214

		619,249
GERMANY — 0.08%
FMS Wertmanagement AoeR
1.00%, 11/21/17	200	199,944
1.38%, 06/08/21	200	198,214
State of North Rhine-Westphalia
1.63%, 01/22/20[d]	100	100,333

		498,491
GHANA — 0.03%
Ghana Government International Bond
8.13%, 01/18/26[d]	200	191,554

		191,554

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
GUATEMALA — 0.04%
Guatemala Government Bond
5.75%, 06/06/22[d]	$200	$223,000

		223,000
HUNGARY — 0.10%
Hungary Government International Bond
4.00%, 03/25/19	122	127,490
5.38%, 03/25/24	200	230,000
6.38%, 03/29/21	50	57,688
Magyar Export-Import Bank Zrt
4.00%, 01/30/20[d]	200	207,378

		622,556
INDONESIA — 0.23%
Indonesia Government International Bond
3.38%, 04/15/23[d]	200	201,775
4.13%, 01/15/25[d]	200	209,778
5.88%, 03/13/20[d]	100	111,247
6.75%, 01/15/44[d]	200	263,668
7.75%, 01/17/38[d]	150	210,281
Perusahaan Penerbit SBSN Indonesia III
4.35%, 09/10/24[d]	200	210,000
4.55%, 03/29/26[d]	200	210,500

		1,417,249
ITALY — 0.03%
Republic of Italy Government International Bond
6.88%, 09/27/23	150	184,973

		184,973
IVORY COAST — 0.03%
Ivory Coast Government International Bond
6.38%, 03/03/28[d]	200	208,646

		208,646
JAMAICA — 0.02%
Jamaica Government International Bond
8.00%, 03/15/39	100	116,486

		116,486

Security	Principal (000s)	Value
JAPAN — 0.18%
Development Bank of Japan Inc.
1.63%, 09/01/21[b]	$200	$197,570
Japan Bank for International Cooperation/Japan
1.75%, 11/13/18	400	401,936
1.88%, 04/20/21	100	100,051
1.88%, 07/21/26	200	193,860
Japan Finance Organization for Municipalities
2.13%, 04/13/21[b]	200	200,970

		1,094,387
KAZAKHSTAN — 0.03%
Kazakhstan Government International Bond
4.88%, 10/14/44[d]	200	202,008

		202,008
LEBANON — 0.12%
Lebanon Government International Bond
6.00%, 01/27/23[d]	100	96,895
6.65%, 04/22/24[d]	100	98,770
6.65%, 02/26/30[d]	200	193,040
6.75%, 11/29/27[d]	25	24,612
8.25%, 04/12/21[d]	300	321,000

		734,317
LITHUANIA — 0.02%
Lithuania Government International Bond
7.38%, 02/11/20[d]	100	117,650

		117,650
MALAYSIA — 0.03%
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25[d]	200	203,160

		203,160
MEXICO — 0.20%
Mexico Government International Bond
3.63%, 03/15/22	300	313,467
4.00%, 10/02/23	50	52,528
4.75%, 03/08/44	200	199,450
5.55%, 01/21/45	300	336,459

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
5.75%, 10/12/49	$100	$102,328
5.95%, 03/19/19	200	220,866

		1,225,098
MOROCCO — 0.03%
Morocco Government International Bond
4.25%, 12/11/22[d]	200	212,920

		212,920
NORWAY — 0.04%
Kommunalbanken AS
2.13%, 03/15/19[b]	250	254,822

		254,822
PAKISTAN — 0.04%
Pakistan Government International Bond
8.25%, 09/30/25[d]	200	227,019

		227,019
PANAMA — 0.09%
Panama Government International Bond
5.20%, 01/30/20	100	110,494
6.70%, 01/26/36	350	465,650

		576,144
PERU — 0.04%
Peruvian Government International Bond
5.63%, 11/18/50	200	253,540

		253,540
PHILIPPINES — 0.14%
Philippine Government International Bond
5.00%, 01/13/37	200	244,500
6.38%, 01/15/32	100	136,375
6.38%, 10/23/34	100	139,000
6.50%, 01/20/20	200	229,500
9.50%, 02/02/30	50	83,437

		832,812
POLAND — 0.06%
Republic of Poland Government International Bond
5.00%, 03/23/22	200	226,500
6.38%, 07/15/19	100	112,750

		339,250

Security	Principal (000s)	Value
QATAR — 0.09%
Qatar Government International Bond
3.25%, 06/02/26[d]	$200	$202,500
4.50%, 01/20/22[b]	200	219,844
6.40%, 01/20/40[b]	100	134,538

		556,882
ROMANIA — 0.02%
Romanian Government International Bond
6.75%, 02/07/22[d]	100	118,750

		118,750
RUSSIA — 0.16%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19[d]	200	203,822
5.00%, 04/29/20[d]	200	213,376
5.63%, 04/04/42[d]	200	220,720
7.50%, 03/31/30[d,f]	278	336,416

		974,334
SERBIA — 0.03%
Serbia International Bond
4.88%, 02/25/20[d]	200	207,100

		207,100
SLOVENIA — 0.03%
Slovenia Government International Bond
4.13%, 02/18/19[b]	200	209,892

		209,892
SOUTH AFRICA — 0.07%
Republic of South Africa Government International Bond
5.88%, 09/16/25	200	224,000
6.88%, 05/27/19	200	220,750

		444,750
SOUTH KOREA — 0.09%
Export-Import Bank of Korea
2.88%, 01/21/25	200	205,036
4.00%, 01/29/21	100	108,129
Korea International Bond
3.88%, 09/11/23	200	222,792

		535,957

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
SRI LANKA — 0.07%
Sri Lanka Government International Bond
5.13%, 04/11/19[d]	$200	$202,634
6.25%, 07/27/21[d]	200	209,271

		411,905
SUPRANATIONAL — 1.24%
African Development Bank
1.00%, 05/15/19	25	24,868
1.25%, 07/26/21	50	49,301
1.63%, 10/02/18	150	151,435
Asian Development Bank
0.88%, 04/26/18	50	49,912
1.50%, 09/28/18	50	50,431
1.50%, 01/22/20	100	100,718
1.88%, 02/18/22	250	253,235
2.00%, 01/22/25	250	250,530
Corp. Andina de Fomento
2.00%, 05/10/19	100	100,604
2.13%, 09/27/21	50	49,844
Council of Europe Development Bank
1.63%, 03/10/20	250	252,145
European Bank for Reconstruction & Development
1.63%, 11/15/18	100	101,076
1.75%, 06/14/19	50	50,688
1.88%, 02/23/22	100	101,113
European Investment Bank
1.00%, 12/15/17	50	50,009
1.00%, 06/15/18	25	24,975
1.13%, 08/15/19	250	249,112
1.25%, 05/15/19	250	250,150
1.38%, 06/15/20	350	349,499
1.63%, 03/16/20	100	100,855
1.88%, 03/15/19	100	101,552
1.88%, 02/10/25	200	197,700
2.00%, 03/15/21	50	51,009
2.13%, 04/13/26	100	100,421
2.25%, 08/15/22	300	308,436
2.50%, 04/15/21	50	52,057
3.25%, 01/29/24	300	327,903
4.88%, 02/15/36	225	299,610
Inter-American Development Bank
1.13%, 09/12/19	100	99,805

Security	Principal (000s)	Value
1.75%, 10/15/19	$350	$355,299
1.88%, 06/16/20	100	101,808
3.00%, 10/04/23	300	323,202
3.00%, 02/21/24	100	107,722
3.20%, 08/07/42	30	31,337
4.25%, 09/10/18	100	105,858
4.38%, 01/24/44	50	62,987
International Bank for Reconstruction & Development
0.88%, 07/19/18	25	24,944
0.88%, 08/15/19	350	347,221
1.00%, 10/05/18	250	249,820
1.13%, 11/27/19	90	89,752
1.13%, 08/10/20	100	99,303
1.38%, 05/24/21	250	248,810
1.63%, 03/09/21	100	100,639
1.63%, 02/10/22	250	250,347
2.50%, 11/25/24	250	260,865
2.50%, 07/29/25	150	155,898
International Finance Corp.
1.63%, 07/16/20	100	101,071
1.75%, 09/04/18	350	354,546
1.75%, 09/16/19	25	25,378
2.13%, 04/07/26	100	100,874

		7,646,674
SWEDEN — 0.11%
Svensk Exportkredit AB
1.13%, 08/28/19	200	198,792
Sweden Government International Bond
0.88%, 01/23/18[b]	250	249,644
1.13%, 03/15/19[b]	200	199,895

		648,331
TURKEY — 0.23%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24[d]	200	197,158
Turkey Government International Bond
4.88%, 04/16/43	200	177,684
5.63%, 03/30/21	200	211,214
6.00%, 01/14/41	200	206,382
6.25%, 09/26/22	200	217,558

128	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
6.75%, 05/30/40	$100	$112,800
7.38%, 02/05/25	20	23,425
7.50%, 11/07/19	250	277,500

		1,423,721
UKRAINE — 0.10%
Ukraine Government International Bond
7.75%, 09/01/20[d]	312	309,208
7.75%, 09/01/23[d]	200	194,020
7.75%, 09/01/27[d]	100	95,010

		598,238
UNITED ARAB EMIRATES — 0.03%
Abu Dhabi Government International Bond
3.13%, 05/03/26[d]	200	207,940

		207,940
URUGUAY — 0.09%
Uruguay Government International Bond
4.50%, 08/14/24	300	328,122
5.10%, 06/18/50	200	199,632

		527,754
VENEZUELA — 0.07%
Venezuela Government International Bond
7.00%, 12/01/18[d]	50	29,250
7.00%, 03/31/38[d]	150	62,775
7.65%, 04/21/25[d]	100	43,200
7.75%, 10/13/19[d]	100	50,750
8.25%, 10/13/24[d]	50	22,050
9.00%, 05/07/23[d]	100	45,900
9.25%, 09/15/27	100	50,100
11.95%, 08/05/31[d]	100	55,000
12.75%, 08/23/22[d]	75	43,388

		402,413
ZAMBIA — 0.03%
Zambia Government International Bond
8.97%, 07/30/27[d]	200	196,088

		196,088

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $32,924,256)		33,419,184

Security	Principal (000s)	Value
MUNICIPAL DEBT OBLIGATIONS — 0.57%

CALIFORNIA — 0.27%
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	$60	$87,026
Series S-1
6.79%, 04/01/30	50	63,925
7.04%, 04/01/50	50	76,652
California State Public Works Board RB BAB
Series G-2
8.36%, 10/01/34	60	89,876
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	50	74,043
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	50	76,331
Los Angeles Department of Water & Power RB BAB Series D
6.57%, 07/01/45	100	146,827
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	150	193,622
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	60	81,683
State of California GO BAB
7.55%, 04/01/39	355	546,806
7.63%, 03/01/40	35	53,599
University of California RB
Series AH
1.80%, 07/01/19	20	20,210
Series AN
4.77%, 05/15/44 (Call 05/15/24)	50	54,197
Series AQ
4.77%, 05/15/15	100	102,783

		1,667,580
CONNECTICUT — 0.01%
State of Connecticut GO BAB
5.09%, 10/01/30	50	59,475

		59,475

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
GEORGIA — 0.00%
Municipal Electric Authority of Georgia RB BAB Project P, Series 2010A
7.06%, 04/01/57	$25	$29,578

		29,578
ILLINOIS — 0.08%
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	100	130,040
State of Illinois GO
5.10%, 06/01/33	350	331,846

		461,886
NEW JERSEY — 0.05%
New Jersey Economic Development Authority RB
Series A
7.43%, 02/15/29 (NPFGC)	25	31,144
Series B
0.00%, 02/15/22 (AGM)	100	84,239
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	75	110,221
Series F
7.41%, 01/01/40	25	37,948
New Jersey Transportation Trust Fund Authority RB BAB Series C
5.75%, 12/15/28	50	55,348

		318,900
NEW YORK — 0.09%
City of New York NY GO BAB
5.97%, 03/01/36	100	132,445
Metropolitan Transportation Authority RB BAB Series 2010-A
6.67%, 11/15/39	150	208,954
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
Series C-2
5.77%, 08/01/36	40	51,510
New York City Water & Sewer System RB BAB
5.88%, 06/15/44	65	90,477

Security	Principal (000s)	Value
Port Authority of New York & New Jersey RB
4.93%, 10/01/51	$25	$29,959
5.65%, 11/01/40 (GOI)	25	32,005

		545,350
OHIO — 0.01%
Ohio State University (The) RB BAB
4.91%, 06/01/40	50	61,077

		61,077
OREGON — 0.02%
Oregon School Boards Association GOL
Series B
5.68%, 06/30/28 (NPFGC)	100	122,752

		122,752
TEXAS — 0.03%
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	50	69,803
Dallas County Hospital District GOL BAB
Series C
5.62%, 08/15/44	50	64,513
State of Texas GO BAB
5.52%, 04/01/39	50	67,026

		201,342
WASHINGTON — 0.01%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	30	39,630

		39,630

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $3,480,608)		3,507,570

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 57.41%

MORTGAGE-BACKED SECURITIES — 23.33%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	75	77,530
2.50%, 11/01/31[i]	3,305	3,400,535
2.50%, 11/01/46[i]	100	99,703
3.00%, 05/01/29	72	74,905
3.00%, 05/01/30	162	169,766

130	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
3.00%, 06/01/30	$79	$83,272
3.00%, 07/01/30	169	177,089
3.00%, 12/01/30	1,954	2,045,387
3.00%, 02/01/31	59	61,883
3.00%, 05/01/31	64	67,270
3.00%, 06/01/31	43	44,771
3.00%, 11/01/31[i]	1,074	1,123,840
3.00%, 11/01/46[i]	8,415	8,660,876
3.50%, 11/01/31[i]	1,190	1,255,450
3.50%, 04/01/43	56	58,934
3.50%, 01/01/44	178	187,404
3.50%, 09/01/44	47	50,059
3.50%, 03/01/45	70	73,690
3.50%, 08/01/45	623	653,836
3.50%, 10/01/45	57	60,015
3.50%, 11/01/45	2,828	2,967,140
3.50%, 12/01/45	651	683,517
3.50%, 01/01/46	367	384,867
3.50%, 04/01/46	34	35,721
3.50%, 05/01/46	321	339,947
3.50%, 06/01/46	344	361,399
3.50%, 07/01/46	562	590,330
3.50%, 08/01/46	1,213	1,275,395
3.50%, 09/01/46	243	256,763
3.50%, 10/01/46	97	101,711
3.50%, 11/01/46	25	26,271
3.50%, 11/01/46[i]	1,563	1,640,173
4.00%, 11/01/31[i]	615	635,084
4.00%, 07/01/44	97	104,775
4.00%, 06/01/45	102	109,368
4.00%, 08/01/45	580	620,068
4.00%, 10/01/45	1,540	1,646,058
4.00%, 11/01/45	832	889,232
4.00%, 12/01/45	894	956,049
4.00%, 01/01/46	519	555,498
4.00%, 03/01/46	115	123,664
4.00%, 04/01/46	70	75,307
4.00%, 05/01/46	89	95,340
4.00%, 11/01/46[i]	58	62,033
4.50%, 11/01/31[i]	175	179,266
4.50%, 05/01/42	313	343,195
4.50%, 01/01/45	230	254,253
4.50%, 03/01/46	56	60,804
4.50%, 04/01/46	56	61,387

Security	Principal (000s)	Value
4.50%, 05/01/46	$41	$44,072
4.50%, 06/01/46	42	45,629
4.50%, 07/01/46	62	68,056
4.50%, 08/01/46	18	20,138
4.50%, 09/01/46	115	126,940
4.50%, 11/01/46[i]	1,896	2,071,676
5.00%, 11/01/46[i]	900	995,063
5.50%, 11/01/46[i]	1,225	1,377,359
Federal National Mortgage Association
2.50%, 03/01/30	371	382,410
2.50%, 07/01/30	383	394,654
2.50%, 08/01/30	99	101,778
2.50%, 12/01/30	122	125,178
2.50%, 01/01/31	101	104,241
2.50%, 11/01/31[i]	3,957	4,072,000
2.50%, 11/01/46[i]	480	478,800
3.00%, 10/01/27	225	235,706
3.00%, 07/01/30	228	239,390
3.00%, 08/01/30	1,153	1,206,799
3.00%, 09/01/30	1,540	1,613,121
3.00%, 10/01/30	616	644,594
3.00%, 11/01/30	153	160,473
3.00%, 03/01/31	62	64,933
3.00%, 09/01/31	44	45,788
3.00%, 11/01/31[i]	104	108,826
3.00%, 12/01/42	876	903,379
3.00%, 07/01/46	239	250,610
3.00%, 11/01/46[i]	10,053	10,348,307
3.50%, 01/01/27	21	22,014
3.50%, 12/01/29	47	49,980
3.50%, 07/01/30	828	881,304
3.50%, 03/01/31	418	443,306
3.50%, 11/01/31[i]	1,226	1,291,514
3.50%, 02/01/45	83	87,113
3.50%, 03/01/45	152	161,226
3.50%, 05/01/45	183	193,306
3.50%, 11/01/45	549	577,010
3.50%, 12/01/45	4,450	4,671,004
3.50%, 01/01/46	492	516,040
3.50%, 02/01/46	663	697,047
3.50%, 03/01/46	4,012	4,211,369
3.50%, 04/01/46	702	736,923
3.50%, 05/01/46	252	264,317

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
3.50%, 06/01/46	$364	$382,860
3.50%, 07/01/46	332	351,968
3.50%, 08/01/46	573	601,207
3.50%, 09/01/46	74	77,343
3.50%, 11/01/46[i]	1,694	1,778,435
4.00%, 11/01/31[i]	694	718,182
4.00%, 06/01/42	6,521	7,051,097
4.00%, 10/01/44	40	42,929
4.00%, 12/01/44	314	340,135
4.00%, 02/01/45	689	753,223
4.00%, 05/01/45	383	418,052
4.00%, 07/01/45	245	264,678
4.00%, 08/01/45	844	905,261
4.00%, 09/01/45	643	688,306
4.00%, 11/01/45	1,792	1,918,508
4.00%, 01/01/46	261	280,008
4.00%, 03/01/46	36	38,735
4.00%, 04/01/46	882	944,750
4.00%, 07/01/46	747	801,143
4.00%, 08/01/46	67	71,140
4.00%, 11/01/46[i]	645	690,654
4.50%, 11/01/31[i]	785	805,606
4.50%, 06/01/41	48	52,242
4.50%, 01/01/42	43	47,874
4.50%, 08/01/43	440	482,254
4.50%, 04/01/44	666	728,362
4.50%, 10/01/45	147	160,434
4.50%, 04/01/46	51	55,385
4.50%, 08/01/46	34	36,839
4.50%, 09/01/46	92	101,453
4.50%, 10/01/46	101	110,936
4.50%, 11/01/46[i]	2,462	2,690,504
5.00%, 11/01/31[i]	293	300,050
5.00%, 06/01/39	31	34,569
5.00%, 02/01/41	135	150,098
5.00%, 04/01/41	1,355	1,526,823
5.00%, 10/01/41	61	67,560
5.00%, 01/01/42	174	193,188
5.00%, 05/01/42	140	155,812
5.00%, 11/01/46[i]	1,480	1,637,713
5.50%, 11/01/46[i]	3,455	3,894,433
Series 2014-M2, Class ASV2
2.78%, 06/25/21[a]	492	514,361

Security	Principal (000s)	Value
Series 2014-M13, Class A2
3.02%, 08/25/24[a]	$10	$10,577
FHLMC Multifamily Structured Pass Through Certificates
Series K008, Class A1
2.75%, 12/25/19	30	30,508
Series K020, Class A2
2.37%, 05/25/22	50	51,438
Series K034, Class A2
3.53%, 07/25/23[a]	1,000	1,093,770
Series K036, Class A2
1.00%, 10/25/23[a]	750	820,928
Government National Mortgage Association
2.50%, 05/20/45	232	235,023
3.00%, 03/15/43	35	36,744
3.00%, 11/20/43	76	79,371
3.00%, 12/20/43	101	105,542
3.00%, 06/20/45	467	487,190
3.00%, 11/20/45	126	131,368
3.00%, 12/20/45	256	267,377
3.00%, 11/01/46[i]	9,884	10,293,259
3.50%, 03/20/45	49	51,474
3.50%, 05/20/45	864	916,927
3.50%, 08/20/45	547	579,464
3.50%, 09/20/45	3,130	3,331,043
3.50%, 10/20/45	349	369,399
3.50%, 11/20/45	204	215,851
3.50%, 12/20/45	1,862	1,973,504
3.50%, 01/20/46	1,682	1,782,132
3.50%, 08/20/46	175	185,586
3.50%, 09/20/46	2,704	2,870,809
3.50%, 10/20/46	877	931,628
3.50%, 11/01/46[i]	1,800	1,906,031
4.00%, 09/20/45	139	148,679
4.00%, 10/20/45	248	266,384
4.00%, 01/20/46	1,184	1,268,720
4.00%, 06/20/46	125	133,796
4.00%, 09/20/46	363	389,930
4.00%, 11/01/46[i]	852	912,306
4.50%, 04/15/40	65	71,318
4.50%, 11/20/45	341	368,009
4.50%, 08/20/46	381	411,178
4.50%, 09/20/46	414	447,220

132	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
4.50%, 10/20/46	$322	$348,205
4.50%, 11/01/46[i]	1,461	1,575,597
5.00%, 07/20/46	97	105,299
5.00%, 11/01/46[i]	1,060	1,143,144

		144,106,061
U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.18%
Federal Home Loan Mortgage Corp.
0.00%, 12/14/29	200	138,104
0.75%, 01/12/18	340	339,915
1.00%, 06/29/17	4,000	4,010,664
1.00%, 12/15/17	200	200,576
1.25%, 08/01/19	200	200,954
1.38%, 05/01/20	1,000	1,007,660
6.75%, 09/15/29	1,000	1,474,640
Federal National Mortgage Association
1.13%, 04/27/17	125	125,366
1.13%, 12/14/18	500	501,750
1.25%, 08/17/21	350	346,738
1.38%, 02/26/21	200	200,002
1.75%, 09/12/19	2,100	2,139,921
1.88%, 09/18/18	450	457,996
2.63%, 09/06/24	1,000	1,054,900
3.00%, 04/01/30	274	286,810
3.00%, 12/01/30	347	362,775
3.00%, 11/01/45	132	135,541
3.50%, 10/01/30	112	117,691
3.50%, 12/01/45	148	156,713
6.63%, 11/15/30	140	208,232

		13,466,948
U.S. GOVERNMENT OBLIGATIONS — 31.90%
U.S. Treasury Note/Bond
0.75%, 02/28/18	5,000	4,999,250
0.75%, 07/15/19	2,000	1,988,600
0.88%, 11/30/17	4,000	4,006,120
0.88%, 01/15/18	3,300	3,305,643
0.88%, 07/15/18	1,500	1,501,215
0.88%, 10/15/18	2,000	2,000,180
0.88%, 04/15/19	2,000	1,997,200
0.88%, 05/15/19	2,000	1,996,620
1.00%, 05/15/18	2,000	2,005,900
1.00%, 08/15/18	2,000	2,005,260
1.00%, 11/30/19	12,800	12,790,656

Security	Principal (000s)	Value
1.13%, 03/31/20	$1,000	$1,001,090
1.13%, 04/30/20	500	500,160
1.13%, 02/28/21	1,000	994,450
1.13%, 06/30/21	1,000	991,710
1.13%, 07/31/21	2,500	2,477,925
1.13%, 09/30/21	2,000	1,981,260
1.25%, 01/31/20	9,250	9,304,390
1.25%, 02/29/20	1,000	1,005,610
1.38%, 06/30/18	1,500	1,513,470
1.38%, 07/31/18	500	504,610
1.38%, 12/31/18	4,000	4,039,640
1.38%, 02/29/20	1,000	1,009,460
1.38%, 05/31/20	500	504,385
1.38%, 08/31/20	1,000	1,007,270
1.38%, 04/30/21	1,000	1,003,700
1.38%, 06/30/23	750	739,920
1.38%, 08/31/23	3,400	3,349,816
1.38%, 09/30/23	1,500	1,476,540
1.50%, 08/31/18	8,600	8,700,792
1.50%, 12/31/18	2,000	2,025,080
1.50%, 10/31/19	1,750	1,775,305
1.50%, 11/30/19	2,000	2,028,840
1.50%, 05/31/20	2,500	2,532,175
1.50%, 01/31/22	4,400	4,423,320
1.50%, 03/31/23	2,250	2,240,798
1.63%, 04/30/19	950	966,065
1.63%, 06/30/19	100	101,730
1.63%, 07/31/19	2,500	2,544,300
1.63%, 11/30/20	1,800	1,828,602
1.63%, 04/30/23	800	802,448
1.63%, 02/15/26	2,800	2,754,108
1.75%, 12/31/20	400	408,292
1.75%, 02/28/22	1,000	1,017,390
1.75%, 09/30/22	1,000	1,013,960
1.75%, 01/31/23	3,000	3,035,970
1.88%, 06/30/20	1,400	1,436,834
2.00%, 08/31/21	1,500	1,546,035
2.00%, 10/31/21	8,000	8,247,440
2.00%, 02/15/22	5,400	5,563,566
2.00%, 11/30/22	3,500	3,596,390
2.00%, 02/15/25	300	305,814
2.00%, 08/15/25	850	864,764
2.13%, 08/31/20	1,000	1,035,180
2.13%, 01/31/21	1,000	1,035,880

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Security	Principal (000s)	Value
2.13%, 08/15/21	$1,000	$1,036,370
2.25%, 11/30/17	10,000	10,161,700
2.25%, 07/31/18	2,500	2,561,025
2.25%, 03/31/21	500	520,765
2.25%, 11/15/24	840	873,508
2.25%, 08/15/46	1,500	1,395,240
2.38%, 05/31/18	1,000	1,024,360
2.50%, 05/15/24	150	158,896
2.50%, 02/15/45	100	98,298
2.50%, 02/15/46	1,100	1,079,815
2.50%, 05/15/46	700	687,470
2.88%, 08/15/45	2,400	2,544,120
3.00%, 11/15/44	4,660	5,063,556
3.00%, 05/15/45	200	217,224
3.00%, 11/15/45	1,000	1,086,070
3.13%, 05/15/21	800	864,152
3.13%, 11/15/41	660	734,323
3.13%, 08/15/44	80	89,024
3.38%, 05/15/44	1,120	1,304,050
3.63%, 02/15/44	450	547,218
3.88%, 08/15/40	2,200	2,753,190
4.25%, 05/15/39	275	362,609
4.25%, 11/15/40	2,500	3,303,675
4.38%, 05/15/40	650	872,599
4.38%, 05/15/41	1,600	2,155,824
4.50%, 02/15/36	2,300	3,127,793
4.63%, 02/15/40	700	970,676
4.75%, 02/15/41	1,300	1,841,593
5.00%, 05/15/37	150	217,032
5.38%, 02/15/31	700	994,392
6.00%, 02/15/26	1,700	2,312,884
6.25%, 05/15/30	1,480	2,227,607
6.75%, 08/15/26	4,500	6,493,815
7.63%, 11/15/22	2,000	2,711,000
8.13%, 05/15/21	600	780,780

		197,005,781

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $352,800,470)		354,578,790

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 11.89%

MONEY MARKET FUNDS — 11.89%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.72%[j,k]	$69,199	$69,206,281
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.29%[j,k,l]	4,250	4,250,385

		73,456,666

TOTAL SHORT-TERM INVESTMENTS
(Cost: $73,450,197)		73,456,666

TOTAL INVESTMENTS IN SECURITIES — 110.99%
(Cost: $680,965,458)[m]		685,533,924
Other Assets, Less Liabilities — (10.99)%		(67,906,975)

NET ASSETS — 100.00%		$617,626,949

BAB  —  Build America Bond

CMT  —  Constant Maturity Treasury

FRN  —  Floating Rate Note

GO  —  General Obligation

GOI  —  General Obligation of the Issuer

GOL  —  General Obligation Limited

RB  —  Revenue Bond

VRN  —  Variable Rate Note

Insured by:

AGM  —  Assured Guaranty Municipal Corp.

NPFGC  —  National Public Finance Guarantee Corp.

[a]	Variable rate note
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[g]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[h]	Investments are denominated in U.S. dollars.
[i]	To-be-announced (TBA). See Note 1.
[j]	Affiliated money market fund.
[k]	The rate quoted is the annualized seven-day yield of the fund at period end.
[l]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[m]	The cost of investments for federal income tax purposes was $680,969,983. Net unrealized appreciation was $4,563,941, of which $8,109,255 represented gross unrealized appreciation on securities and $3,545,314 represented gross unrealized depreciation on securities.

134	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A. 2.20%, 01/28/19	$500	$—	$—	$500	$506,850	$8,267	$—
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22	25	—	—	25	25,500	608	—

					$532,350	$8,875	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Asset-backed securities	$—	$1,629,204	$—	$1,629,204
Collateralized mortgage obligations	—	6,616,368	—	6,616,368
Corporate bonds & notes	—	212,326,142	—	212,326,142
Foreign government obligations	—	33,419,184	—	33,419,184
Municipal debt obligations	—	3,507,570	—	3,507,570
U.S. government & agency obligations	—	354,578,790	—	354,578,790
Money market funds	73,456,666	—	—	73,456,666

Total	$73,456,666	$612,077,258	$—	$685,533,924

See notes to financial statements.

SCHEDULES OF INVESTMENTS	135

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares Core 1-5 Year USD Bond ETF		iShares Core International Aggregate Bond ETF	iShares Core Total USD Bond Market ETF

ASSETS
Investments, at cost:
Unaffiliated	$569,926,251		$181,163,561	$606,984,704
Affiliated (Note 2)	34,964,973		8,044	73,980,754

Total cost of investments	$604,891,224		$181,171,605	$680,965,458

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$573,819,282		$183,079,572	$611,544,908
Affiliated (Note 2)	34,972,209		8,044	73,989,016

Total fair value of investments	608,791,491		183,087,616	685,533,924
Foreign currency, at value[b]	—		1,313,273	—
Cash	9,963		—	7,954
Receivables:
Investment securities sold	2,483,989		—	5,404,917
Interest	3,419,788		1,526,126	4,137,973
Capital shares sold	—		—	5,159,692
Unrealized appreciation on forward currency contracts (Note 1)	—		10,205,159	—

Total Assets	614,705,231		196,132,174	700,244,460

LIABILITIES
Payables:
Investment securities purchased	31,126,755		7,674,105	78,425,604
Collateral for securities on loan (Note 1)	3,425,108		—	4,150,385
Deferred foreign capital gains taxes (Note 1)	1,571		3,076	3,311
Investment advisory fees (Note 2)	38,659		26,600	38,211
Unrealized depreciation on forward currency contracts (Note 1)	—		1,637,382	—

Total Liabilities	34,592,093		9,341,163	82,617,511

NET ASSETS	$580,113,138		$186,791,011	$617,626,949

Net assets consist of:
Paid-in capital	$575,749,762		$181,149,306	$611,391,623
Undistributed (distributions in excess of) net investment income	613,173		(5,435,345)	562,463
Undistributed net realized gain (accumulated net realized loss)	(148,493)		639,764	1,107,708
Net unrealized appreciation	3,898,696		10,437,286	4,565,155

NET ASSETS	$580,113,138		$186,791,011	$617,626,949

Shares outstanding[c]	11,500,000	[d]	3,550,000	12,000,000	[d]

Net asset value per share	$50.44	[d]	$52.62	$51.47	[d]

[a]	Securities on loan with values of $3,306,711, $ — and $3,991,432, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $1,314,705 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.
[d]	Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.

See notes to financial statements.

136	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF[a]	iShares Core Total USD Bond Market ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$77,211	$6,227	$155,581
Interest — unaffiliated[b]	10,245,330	1,675,431	12,830,436
Interest — affiliated (Note 2)	14,820	—	8,875
Securities lending income — affiliated — net (Note 2)	132,105	—	131,982

Total investment income	10,469,466	1,681,658	13,126,874

EXPENSES
Investment advisory fees (Note 2)	616,440	250,120	622,328

Total expenses	616,440	250,120	622,328
Less investment advisory fees waived (Note 2)	(22,834)	—	(47,440)

Net expenses	593,606	250,120	574,888

Net investment income	9,875,860	1,431,538	12,551,986

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(144,544)	1,172,060	1,238,714
Investments — affiliated (Note 2)	—	—	191
In-kind redemptions — unaffiliated	768,808	—	(1,718,289)
Foreign currency transactions	—	(6,361,394)	—
Realized gain distributions from affiliated funds	2,247	—	6,198

Net realized gain (loss)	626,511	(5,189,334)	(473,186)

Net change in unrealized appreciation/depreciation on:
Investments[d]	4,689,470	1,914,973	12,214,841
Forward currency contracts	—	8,567,777	—
Translation of assets and liabilities in foreign currencies	—	(45,464)	—

Net change in unrealized appreciation/depreciation	4,689,470	10,437,286	12,214,841

Net realized and unrealized gain	5,315,981	5,247,952	11,741,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,191,841	$6,679,490	$24,293,641

[a]	For the period from November 10, 2015 (commencement of operations) to October 31, 2016.
[b]	Net of foreign withholding tax of $ —, $18,602 and $ —, respectively.
[c]	Net of foreign capital gains taxes of $ —, $2,038 and $ —, respectively.
[d]	Net of deferred foreign capital gains taxes of $1,571, $1,038 and $3,311, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	137

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core 1-5 Year USD Bond ETF		iShares Core International Aggregate Bond ETF
	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]	Period from November 10, 2015[b] to October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,875,860	$5,092,150	$1,431,538
Net realized gain (loss)	626,511	6,312	(5,189,334)
Net change in unrealized appreciation/depreciation	4,689,470	(974,672)	10,437,286

Net increase in net assets resulting from operations	15,191,841	4,123,790	6,679,490

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,659,409)	(4,934,130)	(1,037,785)

Total distributions to shareholders	(9,659,409)	(4,934,130)	(1,037,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	255,668,897	210,274,828	346,782,406
Cost of shares redeemed	(111,061,061)	—	(165,633,100)

Net increase in net assets from capital share transactions	144,607,836	210,274,828	181,149,306

INCREASE IN NET ASSETS	150,140,268	209,464,488	186,791,011

NET ASSETS
Beginning of period	429,972,870	220,508,382	—

End of period	$580,113,138	$429,972,870	$186,791,011

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$613,173	$391,636	$(5,435,345)

SHARES ISSUED AND REDEEMED
Shares sold	4,000,000	4,200,000	6,700,000
Shares redeemed	(1,100,000)	—	(3,150,000)

Net increase in shares outstanding	2,900,000	4,200,000	3,550,000

[a]	Share transactions reflect a two-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[b]	Commencement of operations.

See notes to financial statements.

138	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core Total USD Bond Market ETF
	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,551,986	$6,025,496
Net realized loss	(473,186)	(489,523)
Net change in unrealized appreciation/depreciation	12,214,841	(7,746,228)

Net increase (decrease) in net assets resulting from operations	24,293,641	(2,210,255)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,970,088)	(6,082,979)
From net realized gain	—	(88,061)
Return of capital	—	(104,490)

Total distributions to shareholders	(11,970,088)	(6,275,530)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	388,497,621	439,878,476
Cost of shares redeemed	(214,657,357)	(25,172,411)

Net increase in net assets from capital share transactions	173,840,264	414,706,065

INCREASE IN NET ASSETS	186,163,817	406,220,280

NET ASSETS
Beginning of year	431,463,132	25,242,852

End of year	$617,626,949	$431,463,132

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$562,463	$(19,435)

SHARES ISSUED AND REDEEMED
Shares sold	5,550,000	8,600,000
Shares redeemed	(2,150,000)	(500,000)

Net increase in shares outstanding	3,400,000	8,100,000

[a]	Share transactions reflect a two-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	139

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core 1-5 Year USD Bond ETF
	Year ended Oct. 31, 2016[b]	Year ended Oct. 31, 2015[b]	Year ended Oct. 31, 2014[b]	Year ended Oct. 31, 2013[b]	Period from Oct. 18, 2012[a] to Oct. 31, 2012[b]
Net asset value, beginning of period	$50.00	$50.12	$50.06	$50.06	$50.00

Income from investment operations:
Net investment income[c]	0.94	0.77	0.54	0.31	0.01
Net realized and unrealized gain (loss)[d]	0.43	(0.13)	(0.02)	(0.05)	0.05

Total from investment operations	1.37	0.64	0.52	0.26	0.06

Less distributions from:
Net investment income	(0.93)	(0.76)	(0.46)	(0.26)	—

Total distributions	(0.93)	(0.76)	(0.46)	(0.26)	—

Net asset value, end of period	$50.44	$50.00	$50.12	$50.06	$50.06

Total return	2.79%	1.28%	1.04%	0.50%	0.12%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$580,113	$429,973	$220,508	$65,073	$25,031
Ratio of expenses to average net assets[f]	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of expenses to average net assets prior to waived fees[f]	0.12%	0.12%	0.12%	n/a	n/a
Ratio of net investment income to average net assets[f]	1.87%	1.53%	1.07%	0.61%	0.26%
Portfolio turnover rate[g,h]	124%	138%	116%	56%	0%

[a]	Commencement of operations.
[b]	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

140	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core International Aggregate Bond ETF

Period from Nov. 10, 2015[a] to Oct. 31, 2016
Net asset value, beginning of period	$49.85

Income from investment operations:
Net investment income[b]	0.42
Net realized and unrealized gain[c]	2.67

Total from investment operations	3.09

Less distributions from:
Net investment income	(0.32)

Total distributions	(0.32)

Net asset value, end of period	$52.62

Total return	6.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$186,791
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	0.83%
Portfolio turnover rate[f]	110%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	141

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core Total USD Bond Market ETF

	Year ended Oct. 31, 2016[b]	Year ended Oct. 31, 2015[b]	Period from Jun. 10, 2014[a] to Oct. 31, 2014[b]
Net asset value, beginning of period	$50.17	$50.49	$49.92

Income from investment operations:
Net investment income[c]	1.20	1.01	0.35
Net realized and unrealized gain (loss)[d]	1.27	(0.11)	0.49

Total from investment operations	2.47	0.90	0.84

Less distributions from:
Net investment income	(1.17)	(1.18)	(0.27)
Net realized gain	—	(0.02)	—
Return of capital	—	(0.02)	—

Total distributions	(1.17)	(1.22)	(0.27)

Net asset value, end of period	$51.47	$50.17	$50.49

Total return	4.97%	1.79%	1.69%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$617,627	$431,463	$25,243
Ratio of expenses to average net assets[f]	0.11%	0.04%	0.04%
Ratio of expenses to average net assets prior to waived fees[f]	0.12%	0.15%	0.15%
Ratio of net investment income to average net assets[f]	2.36%	2.01%	1.76%
Portfolio turnover rate[g,h]	234%	454%	191%

[a]	Commencement of operations.
[b]	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

142	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core 1-5 Year USD Bond	Diversified
Core International Aggregate Bond[a]	Non-Diversified
Core Total USD Bond Market	Diversified

[a]	The Fund commenced operations on November 10, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods,

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements (Continued)

iSHARES® TRUST

which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may

144	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

WHEN-ISSUED/TBA TRANSACTIONS

The iShares Core 1-5 Year USD Bond ETF and iShares Core Total USD Bond Market ETF may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Each Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by each Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. Each Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Funds could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Funds have entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by each Fund, if any, are noted in the schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

146	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core 1-5 Year USD Bond
Barclays Capital Inc.	$528,022	$528,022	$—
Citigroup Global Markets Inc.	408,106	408,106	—
Credit Suisse Securities (USA) LLC	168,950	168,950	—
JPMorgan Securities LLC	637,623	637,623	—
Merrill Lynch, Pierce, Fenner & Smith	561,597	561,597	—
Morgan Stanley & Co. LLC	226,046	226,046	—
RBC Capital Markets LLC	564,683	564,683	—
Wells Fargo Securities LLC	211,684	211,684	—

	$3,306,711	$3,306,711	$—

Core Total USD Bond Market
BMO Capital Markets	$47,250	$47,250	$—
BNP Paribas Prime Brokerage Inc.	43,563	43,563	—
BNP Paribas Prime Brokerage International Ltd.	60,957	60,957	—
Citigroup Global Markets Inc.	684,538	684,538	—
Credit Suisse Securities (USA) LLC	77,265	77,265	—
Deutsche Bank Securities Inc.	256,673	256,673	—
Goldman Sachs & Co.	744,452	744,452	—
Jefferies LLC	24,250	24,250	—
JPMorgan Securities LLC	2,008,421	2,008,421	—
Merrill Lynch, Pierce, Fenner & Smith	44,063	44,063	—

	$3,991,432	$3,991,432	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the iShares Core 1-5 Year USD Bond and iShares Core Total USD Bond Market ETFs, BFA is entitled to an annual investment advisory fee of 0.08% based on the average daily net assets of each Fund. Prior to October 5, 2016, for its investment advisory services to each of these Funds, BFA was entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of each Fund. Prior to November 10, 2015, for its investment advisory services to the iShares Core Total USD Bond Market ETF, BFA was entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund.

In addition, each of the iShares Core 1-5 Year USD Bond and iShares Core Total USD Bond Market ETFs indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to each Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any.

For its investment advisory services to the iShares Core International Aggregate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.11% based on the average daily net assets of the Fund. Prior to October 5, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Core International Aggregate Bond ETF.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core 1-5 Year USD Bond	$55,501
Core Total USD Bond Market	54,189

148	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, the purchases and sales transactions executed by the iShares Core 1-5 Year USD Bond ETF pursuant to Rule 17a-7 under the 1940 Act were $193,423 and $ —, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core 1-5 Year USD Bond	$639,527,462	$575,443,368	$89,576,586	$62,815,116
Core International Aggregate Bond	—	—	355,342,132	173,106,314
Core Total USD Bond Market	1,282,410,433	1,202,552,642	71,080,474	26,923,923

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core 1-5 Year USD Bond	$159,769,962	$101,699,039
Core Total USD Bond Market	212,436,846	160,235,399

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.

NOTES TO FINANCIAL STATEMENTS	149

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

The Board authorized a two-for-one stock split for each of the iShares Core 1-5 Year USD Bond ETF and iShares Core Total USD Bond Market ETF, effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. The impact of the stock splits was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock splits.

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held by the iShares Core International Aggregate Bond ETF as of October 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$10,205,159

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$1,637,382

150	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Core International Aggregate Bond ETF during the year ended October 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$(6,240,232)	$8,567,777

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended October 31, 2016:

iShares Core International Aggregate Bond ETF
Average amounts purchased in U.S. dollars	$172,991,177
Average amounts sold in U.S. dollars	$358,772,152

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Fund generally do not require collateral. To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that its believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	151

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table presents the exposure of the open forward currency contracts held by the iShares Core International Aggregate Bond ETF that are subject to potential offset on the statement of assets and liabilities as of October 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$10,205,159	$(1,576,888)	$8,628,271

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$1,637,382	$(1,576,888)	$60,494

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial

152	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements (Continued)

iSHARES® TRUST

companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core 1-5 Year USD Bond	$771,157	$5,086	$(776,243)
Core International Aggregate Bond	—	(5,829,098)	5,829,098
Core Total USD Bond Market	(1,721,647)	—	1,721,647

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
Core 1-5 Year USD Bond
Ordinary income	$9,659,409	$4,934,130

Core International Aggregate Bond
Ordinary income	$1,037,785	N/A

Core Total USD Bond Market
Ordinary income	$11,970,088	$6,171,040
Return of capital	—	104,490

	$11,970,088	$6,275,530

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Core 1-5 Year USD Bond	$619,467	$(147,653)	$3,891,562	$4,363,376
Core International Aggregate Bond	1,933,231	—	3,708,474	5,641,705
Core Total USD Bond Market	1,674,696	—	4,560,630	6,235,326

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the interest accruals on defaulted bonds and hedging transactions.

As of October 31, 2016, the iShares Core 1-5 Year USD Bond ETF had non-expiring capital loss carryforwards in the amount of $147,653 available to offset future realized capital gains.

154	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2016, the iShares Core Total USD Bond Market ETF utilized $136,937 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	155

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core 1-5 Year USD Bond ETF, iShares Core International Aggregate Bond ETF and iShares Core Total USD Bond Market ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

156	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the iShares Core International Aggregate Bond ETF earned foreign source income of $1,694,033 and paid foreign taxes of $20,640 which it intends to pass through to its shareholders.

For the fiscal year ended October 31, 2016, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
Core 1-5 Year USD Bond	$5,844,076
Core International Aggregate Bond	78,246
Core Total USD Bond Market	8,636,810

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2016:

iShares ETF	Federal Obligation Interest
Core 1-5 Year USD Bond	$2,768,516
Core Total USD Bond Market	2,452,127

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

TAX INFORMATION	157

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

iShares Core 1-5 Year USD Bond ETF and iShares Core Total USD Bond Market ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

158	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	159

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

160	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	161

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core 1-5 Year USD Bond	$0.910959	$—	$0.015150	$0.926109	98%	—%	2%		100%
Core International Aggregate Bond	—	—	0.324021	0.324021	—	—	100		100
Core Total USD Bond Market	1.163970	—	0.003545	1.167515	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

162	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core 1-5 Year USD Bond ETF

Period Covered: October 18, 2012 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	16	1.61%
Between 0.5% and –0.5%	978	98.39

	994	100.00%

iShares Core International Aggregate Bond ETF

Period Covered: November 10, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	7	3.11%
Between 0.5% and –0.5%	216	96.00
Less than –0.5%	2	0.89

	225	100.00%

iShares Core Total USD Bond Market ETF

Period Covered: June 10, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.34%
Greater than 0.5% and Less than 1.0%	32	5.48
Between 0.5% and –0.5%	549	94.01
Less than –0.5% and Greater than –1.0%	1	0.17

	584	100.00%

SUPPLEMENTAL INFORMATION	163

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

164	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	165

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

166	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	167

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

168	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	169

Notes:

170	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders only. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Barclays or Bloomberg Finance L.P., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling tollfree 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holding with SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1006-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Yield Optimized Bond ETF | BYLD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.72%	4.72%	4.67%	4.72%	4.72%	4.67%
Since Inception	3.13%	3.13%	3.04%	8.11%	8.11%	7.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/22/14. The first day of secondary market trading was 4/24/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,023.90	$0.05	$1,000.00	$1,025.10	$0.05	0.01%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

The iShares Yield Optimized Bond ETF (the “Fund”) seeks to track the investment results of an index composed of underlying fixed income funds that collectively seek to deliver current income, as represented by the Morningstar U.S. Bond Market Yield-Optimized Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 4.72%, net of fees, while the total return for the Index was 4.67%.

The Index posted a solid gain for the reporting period and performed in line with the broad U.S. bond market.

The Index benefited from a broad decline in U.S. bond yields during the reporting period, which led to rising bond prices across all sectors of the bond market. Longer-term bond yields fell the most, while short-term bond yields rose modestly, reflecting the Fed’s short-term interest rate increase in late 2015 and investor expectations of further rate hikes in 2016.

The largest allocation in the Index was investment-grade and high-yield corporate bonds, which were the leading performers in the U.S. bond market for the reporting period. Strong investor demand for yield contributed to the outperformance of the corporate sector. In particular, lower-quality corporate bonds (represented by the high-yield component of the Index) attracted greater demand because of their yield advantage over higher-rated corporate securities.

Mortgage-backed securities were also a meaningful allocation within the Index for most of the reporting period. Mortgage-backed securities lagged the broader bond market as declining interest rates led to concerns about increased refinancing activity.

The Index’s systematic, yield optimization process shifted the composition of the Index late in the reporting period to adjust the Index’s allocations to its four distinct fixed income sectors (government related, securitized, investment grade credit and non-investment grade credit). The Index’s exposure to mortgage-backed securities, which represented approximately 30% of the Index at the beginning of the period, was reduced to accommodate allocations to emerging market government bonds and U.S. government agency securities. In addition, the Index’s allocation to floating-rate bonds also increased, reflecting higher yield levels in this sector of the bond market.

ALLOCATION BY ASSET CLASS

As of 10/31/16

Asset Class	Percentage of Total Investments*

Investment Grade Bonds	39.86%
Domestic Fixed Income	20.14
Non-Investment Grade Bonds	20.08
Mortgage-Backed Securities	10.05
International Fixed Income	9.87

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/16

Security	Percentage of Total Investments*

iShares Intermediate Credit Bond ETF	29.96%
iShares iBoxx $ High Yield Corporate Bond ETF	16.34
iShares Floating Rate Bond ETF	10.10
iShares MBS ETF	10.06
iShares Agency Bond ETF	10.04

TOTAL	76.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.99%

DOMESTIC FIXED INCOME — 20.14%
iShares Agency Bond ETF[a]	13,112	$1,508,798
iShares Floating Rate Bond ETF[a]	29,890	1,517,515

		3,026,313

INTERNATIONAL FIXED INCOME — 9.87%
iShares J.P. Morgan USD Emerging Markets Bond ETF[a]	12,927	1,482,598

		1,482,598

INVESTMENT GRADE BONDS — 39.85%
iShares 1-3 Year Credit Bond ETF[a]	8,766	925,251
iShares 10+ Year Credit Bond ETF[a]	9,149	561,566
iShares Intermediate Credit Bond ETF[a]	40,678	4,501,834

		5,988,651

MORTGAGE-BACKED SECURITIES — 10.05%
iShares MBS ETF[a]	13,779	1,510,592

		1,510,592

NON-INVESTMENT GRADE BONDS — 20.08%
iShares 0-5 Year High Yield Bond ETF[a]	11,960	562,120
iShares iBoxx $ High Yield Corporate Bond ETF[a]	28,542	2,455,183

		3,017,303

TOTAL INVESTMENT COMPANIES
(Cost: $14,976,927)		15,025,457

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	1,602	$1,602

		1,602

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,602)		1,602

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $14,978,529)[d]		15,027,059
Other Assets, Less Liabilities — (0.00)%		(33)

NET ASSETS — 100.00%		$15,027,026

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $15,030,932. Net unrealized depreciation was $3,873, of which $91,856 represented gross unrealized appreciation on securities and $95,729 represented gross unrealized depreciation on securities.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares 0-5 Year High Yield Bond ETF	5,450	17,214	(10,704)	11,960	$562,120	$1,133	$(6,244)
iShares 1-3 Year Credit Bond ETF	12,002	9,394	(12,630)	8,766	925,251	17,812	(406)
iShares 10+ Year Credit Bond ETF	20,989	10,967	(22,807)	9,149	561,566	42,262	(19,234)
iShares Agency Bond ETF	—	13,112	—	13,112	1,508,798	2,988	—
iShares Floating Rate Bond ETF	—	29,890	—	29,890	1,517,515	2,532	—
iShares iBoxx $ High Yield Corporate Bond ETF	26,081	22,720	(20,259)	28,542	2,455,183	140,582	(126,806)
iShares Intermediate Credit Bond ETF	34,072	20,807	(14,201)	40,678	4,501,834	92,266	(23,168)
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	12,927	—	12,927	1,482,598	12,307	—
iShares MBS ETF	33,738	18,933	(38,892)	13,779	1,510,592	94,196	29,595

					$15,025,457	$406,078	$(146,263)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$15,025,457	$—	$—	$15,025,457
Money market funds	1,602	—	—	1,602

Total	$15,027,059	$—	$—	$15,027,059

See notes to financial statements.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2016

ASSETS
Investments in affiliates, at cost:	$14,978,529

Investments in affiliated securities, at fair value (Note 1):	$15,027,059
Receivables:
Dividends and interest	5

Total Assets	15,027,064

LIABILITIES
Payables:
Investment advisory fees (Note 2)	38

Total Liabilities	38

NET ASSETS	$15,027,026

Net assets consist of:
Paid-in capital	$15,033,340
Accumulated net realized loss	(54,844)
Net unrealized appreciation	48,530

NET ASSETS	$15,027,026

Shares outstanding[a]	600,000

Net asset value per share	$25.05

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® YIELD OPTIMIZED BOND ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$406,088
Securities lending income — affiliated — net (Note 2)	2,676

Total investment income	408,764

EXPENSES
Investment advisory fees (Note 2)	35,058

Total expenses	35,058
Less investment advisory fees waived (Note 2)	(34,179)

Net expenses	879

Net investment income	407,885

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(60,004)
In-kind redemptions — affiliated (Note 2)	(86,259)

Net realized loss	(146,263)

Net change in unrealized appreciation/depreciation	272,649

Net realized and unrealized gain	126,386

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$534,271

See notes to financial statements.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® YIELD OPTIMIZED BOND ETF

	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$407,885	$311,508
Net realized gain (loss)	(146,263)	27,986
Net change in unrealized appreciation/depreciation	272,649	(293,248)

Net increase in net assets resulting from operations	534,271	46,246

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(409,807)	(310,554)
From net realized gain	—	(15,463)

Total distributions to shareholders	(409,807)	(326,017)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,363,547	3,775,283
Cost of shares redeemed	(4,820,189)	—

Net increase in net assets from capital share transactions	2,543,358	3,775,283

INCREASE IN NET ASSETS	2,667,822	3,495,512

NET ASSETS
Beginning of year	12,359,204	8,863,692

End of year	$15,027,026	$12,359,204

Undistributed net investment income included in net assets at end of year	$—	$1,884

SHARES ISSUED AND REDEEMED
Shares sold	300,000	150,000
Shares redeemed	(200,000)	—

Net increase in shares outstanding	100,000	150,000

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® YIELD OPTIMIZED BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Apr. 22, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$24.72	$25.32	$25.00

Income from investment operations:
Net investment income[b]	0.81	0.72	0.32
Net realized and unrealized gain (loss)[c]	0.33	(0.55)	0.31

Total from investment operations	1.14	0.17	0.63

Less distributions from:
Net investment income	(0.81)	(0.72)	(0.31)
Net realized gain	—	(0.05)	—

Total distributions	(0.81)	(0.77)	(0.31)

Net asset value, end of period	$25.05	$24.72	$25.32

Total return	4.72%	0.67%	2.55%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,027	$12,359	$8,864
Ratio of expenses to average net assets[e,f]	0.01%	0.01%	0.01%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.28%	0.28%	0.28%
Ratio of net investment income to average net assets[f]	3.26%	2.87%	2.41%
Portfolio turnover rate[g]	47%	29%	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® YIELD OPTIMIZED BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Yield Optimized Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.28% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds. This contractual waiver was terminated effective December 16, 2016, and a new agreement was entered into whereby BFA will contractually agree to waive its annual investment advisory fee of 0.28% for the Fund until February 28, 2021.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $744.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $5,815,452 and $5,806,538, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2016, were $7,361,016 and $4,826,426, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(63,555)	$38	$63,517

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$409,807	$326,017

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$(2,441)	$(3,873)	$(6,314)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the Fund had non-expiring capital loss carryforwards in the amount of $2,441 available to offset future realized capital gains.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Yield Optimized Bond ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

For the fiscal year ended October 31, 2016, the Fund intends to pass through to its shareholders foreign source income of $12,306 earned by the underlying funds.

For the fiscal year ended October 31, 2016, the Fund hereby designates $276,313 as the maximum amount allowable as interest related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

TAX INFORMATION	23

Board Review And Approval of Investment Advisory Contract

iSHARES® YIELD OPTIMIZED BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.770383	$—	$0.040862	$0.811245	95%	—%	5%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

SUPPLEMENTAL INFORMATION	27

Supplemental Information (Unaudited) (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: April 22, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.16%
Between 0.5% and –0.5%	616	99.68
Less than –0.5% and Greater than –1.0%	1	0.16

	618	100.00%

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

TRUSTEE AND OFFICER INFORMATION	33

Notes:

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1009-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF | IBCC | NYSE Arca
➢	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF | IBCD | NYSE Arca
➢	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF | IBCE | NYSE Arca
➢	iShares iBonds Mar 2018 Term Corporate ETF | IBDB | NYSE Arca
➢	iShares iBonds Mar 2020 Term Corporate ETF | IBDC | NYSE Arca
➢	iShares iBonds Mar 2023 Term Corporate ETF | IBDD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. CORPORATE BOND MARKET OVERVIEW

U.S. investment-grade corporate bonds returned approximately 7% for the 12-month period ended October 31, 2016 (the “reporting period”), outpacing the 4% gain for the broad U.S. bond market.

Corporate bonds outperformed during the reporting period despite continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Corporate bonds overcame the uncertain economic environment, benefiting from strong investor demand for yield in a low interest rate environment. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period.

Within the corporate bond market, bonds issued by utility companies produced the highest returns. Utilities benefited from firming energy prices, particularly over the last half of the reporting period. In addition, many utilities reported robust earnings growth during the reporting period.

Industrial bonds also fared well for the reporting period. The strong performance of energy and commodity-related securities, which benefited from a broad recovery in commodity prices, led the advance in the industrial sector. Bonds issued by media companies, telecommunication services providers, and transportation firms were also strong performers for the reporting period.

Finance-related bonds posted solid gains for the reporting period but lagged other segments of the corporate bond market. In particular, banks underperformed as declining interest rates hindered their net interest margins. On the positive side, bonds issued by consumer finance companies and real estate investment trusts were the best performers in the financial sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.34%	1.52%	1.38%	1.34%	1.52%	1.38%
Since Inception	1.09%	1.26%	1.23%	3.92%	4.53%	4.41%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,005.90	$0.50	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2018 Term Corporate ex-Financials ETF (the “Fund”) (formerly the iShares iBonds Mar 2018 Corporate ex-Financials ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2017 and before April 1, 2018, as represented by the Bloomberg Barclays 2018 Maturity High Quality Corporate Index (formerly the Barclays 2018 Maturity High Quality Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 1.34%, net of fees, while the total return for the Index was 1.38%.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments [1]

Consumer Non-Cyclical	23.21%
Industrial	15.92
Energy	14.08
Consumer Cyclical	12.07
Communications	11.28
Technology	10.07
Utilities	7.29
Financial	3.30
Basic Materials	2.78

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	3.77%
Aa	17.87
A	55.32
Baa	22.88
Not Rated	0.16

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.09%	3.62%	3.29%	3.09%	3.62%	3.29%
Since Inception	1.96%	2.17%	2.09%	7.12%	7.92%	7.59%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,010.40	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2020 Term Corporate ex-Financials ETF (the “Fund”) (formerly the iShares iBonds Mar 2020 Corporate ex-Financials ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity High Quality Corporate Index (formerly the Barclays 2020 Maturity High Quality Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 3.09%, net of fees, while the total return for the Index was 3.29%.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments [1]

Consumer Non-Cyclical	21.95%
Communications	14.95
Industrial	13.71
Energy	12.67
Technology	11.67
Consumer Cyclical	11.12
Utilities	6.78
Basic Materials	5.71
Financial	1.44

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	3.95%
Aa	14.74
A	56.42
Baa	24.64
Not Rated	0.25

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.24%	6.81%	6.16%	6.24%	6.81%	6.16%
Since Inception	2.68%	2.93%	2.76%	9.81%	10.76%	10.11%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,018.50	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2023 Term Corporate ex-Financials ETF (the “Fund”) (formerly the iShares iBonds Mar 2023 Corporate ex-Financials ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity High Quality Corporate Index (formerly the Barclays 2023 Maturity High Quality Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 6.24%, net of fees, while the total return for the Index was 6.16%.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments [1]

Consumer Non-Cyclical	20.84%
Industrial	18.87
Energy	14.24
Technology	13.74
Communications	11.29
Utilities	7.48
Consumer Cyclical	5.90
Basic Materials	4.65
Financial	2.99

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	2.77%
Aa	13.91
A	60.24
Baa	22.02
Not Rated	1.06

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.64%	1.77%	1.85%	1.64%	1.77%	1.85%
Since Inception	2.39%	2.53%	2.55%	8.16%	8.62%	8.70%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.30	$0.45	$1,000.00	$1,024.70	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

The iShares iBonds Mar 2018 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Mar 2018 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2017 and before April 1, 2018, as represented by the Bloomberg Barclays 2018 Maturity Corporate Index (formerly the Barclays 2018 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 1.64%, net of fees, while the total return for the Index was 1.85%.

ALLOCATION BY SECTOR

As of 10/31/16

Sector/Investment Type	Percentage of Total Investments [1]

Financial	46.22%
Consumer Non-Cyclical	13.28
Energy	6.86
Communications	6.79
Industrial	6.17
Consumer Cyclical	5.95
Investment Companies	5.15
Technology	4.51
Utilities	4.04
Basic Materials	1.03

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY 2

As of 10/31/16

Moody’s Credit Rating [3]	Percentage of Total Investments [1]

Aaa	1.13%
Aa	14.57
A	48.68
Baa	33.00
Ba	2.36
Not Rated	0.26

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.46%	3.79%	3.72%	3.46%	3.79%	3.72%
Since Inception	4.08%	4.25%	4.19%	14.16%	14.78%	14.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,014.20	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

The iShares iBonds Mar 2020 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Mar 2020 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity Corporate Index (formerly the Barclays 2020 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 3.46%, net of fees, while the total return for the Index was 3.72%.

ALLOCATION BY SECTOR

As of 10/31/16

Sector/Investment Type	Percentage of Total Investments [1]

Financial	42.00%
Consumer Non-Cyclical	13.51
Communications	8.49
Energy	7.76
Industrial	6.31
Consumer Cyclical	5.49
Technology	5.11
Basic Materials	4.37
Utilities	3.57
Investment Companies	3.39

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY 2

As of 10/31/16

Moody’s Credit Rating [3]	Percentage of Total Investments [1]

Aaa	1.37%
Aa	10.38
A	46.21
Baa	37.67
Ba	3.03
Not Rated	1.34

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.99%	7.26%	7.06%	6.99%	7.26%	7.06%
Since Inception	5.45%	5.81%	5.63%	19.22%	20.58%	19.87%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.20	$0.46	$1,000.00	$1,024.70	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

The iShares iBonds Mar 2023 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Mar 2023 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity Corporate Index (formerly the Barclays 2023 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 6.99%, net of fees, while the total return for the Index was 7.06%.

ALLOCATION BY SECTOR

As of 10/31/16

Sector/Investment Type	Percentage of Total Investments [1]

Financial	23.90%
Consumer Non-Cyclical	18.88
Communications	12.04
Energy	10.79
Industrial	10.39
Technology	6.91
Consumer Cyclical	5.66
Utilities	4.18
Investment Companies	3.99
Basic Materials	3.07
Diversified	0.19

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY 2

As of 10/31/16

Moody’s Credit Rating [3]	Percentage of Total Investments [1]

Aaa	1.27%
Aa	7.24
A	41.94
Baa	45.69
Ba	3.80
Not Rated	0.06

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 96.44%

AEROSPACE & DEFENSE — 2.70%
General Dynamics Corp.
1.00%, 11/15/17[a]	$1,449	$1,450,044
United Technologies Corp.
1.80%, 06/01/17	3,601	3,619,102

		5,069,146
AGRICULTURE — 1.83%
Archer-Daniels-Midland Co.
5.45%, 03/15/18	1,077	1,137,861
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	208	210,356
Philip Morris International Inc.
1.13%, 08/21/17	1,025	1,025,728
1.25%, 08/11/17[a]	1,000	1,001,392
1.25%, 11/09/17	52	52,003

		3,427,340
AUTO MANUFACTURERS — 4.59%
American Honda Finance Corp.
0.95%, 05/05/17	1,000	1,000,070
FRN, (3 mo. LIBOR US + 0.170%)
1.05%, 07/14/17	25	25,013
1.20%, 07/14/17	600	600,911
1.50%, 03/13/18	1,025	1,028,249
1.55%, 12/11/17	1,350	1,355,076
PACCAR Financial Corp.
1.40%, 11/17/17	402	403,045
Toyota Motor Credit Corp.
1.25%, 10/05/17[a]	1,837	1,840,858
1.38%, 01/10/18	251	251,254
1.45%, 01/12/18	525	525,992
1.75%, 05/22/17	1,575	1,581,076

		8,611,544
BEVERAGES — 6.63%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18[a]	1,593	1,591,200
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	2,374	2,380,982
Beam Suntory Inc.
1.88%, 05/15/17	409	410,164

Security	Principal (000s)	Value
Brown-Forman Corp.
1.00%, 01/15/18	$574	$573,575
Coca-Cola Co. (The)
1.65%, 03/14/18	1,593	1,604,916
Diageo Capital PLC
1.50%, 05/11/17	2,856	2,863,537
5.75%, 10/23/17	165	172,385
PepsiCo Inc.
1.13%, 07/17/17	1,000	1,000,518
1.25%, 08/13/17[a]	1,837	1,839,583

		12,436,860
BIOTECHNOLOGY — 0.62%
Amgen Inc.
1.25%, 05/22/17	25	25,026
2.13%, 05/15/17	929	934,248
5.85%, 06/01/17	100	102,717
Celgene Corp.
1.90%, 08/15/17	100	100,538

		1,162,529
CHEMICALS — 2.15%
Air Products & Chemicals Inc.
1.20%, 10/15/17	325	325,400
Eastman Chemical Co.
2.40%, 06/01/17	186	187,298
Ecolab Inc.
1.45%, 12/08/17	419	419,268
Monsanto Co.
1.15%, 06/30/17	450	449,238
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17[a]	596	607,187
Praxair Inc.
1.05%, 11/07/17	940	939,511
Rohm & Haas Co.
6.00%, 09/15/17	109	113,210
Sherwin-Williams Co. (The)
1.35%, 12/15/17	1,003	1,002,659

		4,043,771
COMMERCIAL SERVICES — 0.33%
Catholic Health Initiatives
1.60%, 11/01/17	185	184,922
Western Union Co. (The)
2.88%, 12/10/17	434	440,128

		625,050

SCHEDULES OF INVESTMENTS	19

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
COMPUTERS — 4.87%
Apple Inc.
0.90%, 05/12/17	$550	$550,260
1.05%, 05/05/17[a]	2,275	2,278,194
1.30%, 02/23/18	1,025	1,027,675
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[b]	575	580,750
International Business Machines Corp.
1.25%, 02/08/18	1,550	1,552,340
5.70%, 09/14/17	2,789	2,900,842
NetApp Inc.
2.00%, 12/15/17	241	242,215

		9,132,276
DIVERSIFIED FINANCIAL SERVICES — 3.18%
Ford Motor Credit Co. LLC
1.68%, 09/08/17	500	500,405
3.00%, 06/12/17	800	807,741
General Electric Co.
2.30%, 04/27/17	66	66,429
5.63%, 09/15/17	61	63,369
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/17	1,500	1,499,745
5.45%, 04/10/17	442	450,449
5.45%, 02/01/18	495	519,943
Visa Inc.
1.20%, 12/14/17	2,050	2,053,260

		5,961,341
ELECTRIC — 6.71%
Alabama Power Co.
5.50%, 10/15/17	154	160,262
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	495	496,267
Commonwealth Edison Co.
5.80%, 03/15/18	283	300,161
Dominion Resources Inc./VA
Series A
1.40%, 09/15/17	409	409,169
Duke Energy Carolinas LLC
5.25%, 01/15/18	154	161,155
Duke Energy Corp.
1.63%, 08/15/17	1,604	1,608,428

Security	Principal (000s)	Value
Exelon Generation Co. LLC
6.20%, 10/01/17	$1,033	$1,076,696
Georgia Power Co.
Series B
5.70%, 06/01/17	458	470,100
MidAmerican Energy Co.
5.30%, 03/15/18	904	953,069
NextEra Energy Capital Holdings Inc.
1.59%, 06/01/17	1,000	1,002,528
NiSource Finance Corp.
6.40%, 03/15/18	409	434,906
Northern States Power Co./MN
5.25%, 03/01/18	983	1,034,303
Pacific Gas & Electric Co.
5.63%, 11/30/17	86	89,906
PECO Energy Co.
5.35%, 03/01/18	1,227	1,289,025
Pennsylvania Electric Co.
6.05%, 09/01/17	86	89,136
Southern California Edison Co. Series 14-B
1.13%, 05/01/17	500	500,466
Southern Co. (The)
1.30%, 08/15/17	500	500,259
Union Electric Co.
6.40%, 06/15/17	129	133,126
Virginia Electric & Power Co.
1.20%, 01/15/18 (Call 12/15/17)	1,880	1,877,631

		12,586,593
ELECTRONICS — 1.81%
Honeywell International Inc.
5.30%, 03/01/18	1,374	1,448,375
Koninklijke Philips NV
5.75%, 03/11/18	1,758	1,858,083
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	86	86,367

		3,392,825
ENGINEERING & CONSTRUCTION — 0.15%
ABB Finance USA Inc.
1.63%, 05/08/17	287	287,729

		287,729

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
ENVIRONMENTAL CONTROL — 0.23%
Waste Management Inc.
6.10%, 03/15/18	$409	$435,074

		435,074
FOOD — 1.63%
Kellogg Co.
1.75%, 05/17/17	409	410,577
Kraft Heinz Foods Co.
2.25%, 06/05/17	373	374,969
Kroger Co. (The)
6.40%, 08/15/17	86	89,355
Mondelez International Inc.
6.13%, 02/01/18	409	431,102
6.50%, 08/11/17	452	469,890
Sysco Corp.
5.25%, 02/12/18	675	707,022
Unilever Capital Corp.
0.85%, 08/02/17[a]	574	572,810

		3,055,725
GAS — 0.27%
Sempra Energy
2.30%, 04/01/17	500	502,347

		502,347
HEALTH CARE — PRODUCTS — 2.19%
Becton Dickinson and Co.
1.80%, 12/15/17	525	527,373
Covidien International Finance SA
6.00%, 10/15/17	380	397,138
CR Bard Inc.
1.38%, 01/15/18	674	673,865
Medtronic Inc.
1.50%, 03/15/18	2,500	2,508,150

		4,106,526
HOUSEHOLD PRODUCTS & WARES — 0.42%
Kimberly-Clark Corp.
6.13%, 08/01/17	766	794,801

		794,801
HOUSEWARES — 0.11%
Newell Brands Inc.
2.05%, 12/01/17	208	209,267

		209,267

Security	Principal (000s)	Value
INTERNET — 2.23%
Alibaba Group Holding Ltd.
1.63%, 11/28/17	$1,000	$999,755
Amazon.com Inc.
1.20%, 11/29/17[a]	520	520,629
Baidu Inc.
2.25%, 11/28/17	900	905,268
eBay Inc.
1.35%, 07/15/17	1,349	1,349,753
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	409	412,016

		4,187,421
IRON & STEEL — 0.26%
Nucor Corp.
5.75%, 12/01/17	462	482,102

		482,102
LEISURE TIME — 0.15%
Carnival Corp.
1.88%, 12/15/17	287	288,386

		288,386
MACHINERY — 4.57%
Caterpillar Financial Services Corp.
1.25%, 08/18/17[a]	750	750,579
1.30%, 03/01/18	1,471	1,470,868
1.50%, 02/23/18	525	526,701
1.63%, 06/01/17[a]	1,131	1,135,477
Series G
1.25%, 11/06/17	287	287,465
John Deere Capital Corp.
1.20%, 10/10/17[a]	458	458,737
1.30%, 03/12/18	1,471	1,471,368
1.35%, 01/16/18	510	510,785
1.55%, 12/15/17	1,000	1,004,970
2.80%, 09/18/17	667	677,108
Roper Technologies Inc.
1.85%, 11/15/17	287	288,145

		8,582,203
MANUFACTURING — 3.30%
3M Co.
1.00%, 06/26/17[a]	1,161	1,162,678
Eaton Corp.
1.50%, 11/02/17	574	575,423

SCHEDULES OF INVESTMENTS	21

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
General Electric Co.
5.25%, 12/06/17	$3,936	$4,111,231
Pentair Finance SA
1.88%, 09/15/17	336	336,663

		6,185,995
MEDIA — 3.40%
CBS Corp.
1.95%, 07/01/17	287	288,075
Comcast Corp.
5.88%, 02/15/18	434	459,224
6.30%, 11/15/17	2,614	2,749,327
Viacom Inc.
3.50%, 04/01/17	287	289,606
Walt Disney Co. (The)
0.88%, 05/30/17	300	300,198
1.10%, 12/01/17	2,289	2,289,595

		6,376,025
METAL FABRICATE & HARDWARE — 0.65%
Precision Castparts Corp.
1.25%, 01/15/18	1,227	1,227,540

		1,227,540
MINING — 0.27%
Goldcorp Inc.
2.13%, 03/15/18	500	501,430

		501,430
OFFICE & BUSINESS EQUIPMENT — 0.01%
Pitney Bowes Inc.
5.75%, 09/15/17	16	16,561

		16,561
OIL & GAS — 11.43%
BP Capital Markets PLC
1.38%, 11/06/17	2,203	2,203,287
1.67%, 02/13/18	525	526,517
1.85%, 05/05/17	1,332	1,336,702
Canadian Natural Resources Ltd.
1.75%, 01/15/18	100	99,884
5.70%, 05/15/17	622	635,420
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	2,454	2,451,350
1.34%, 11/09/17[a]	275	275,643
1.35%, 11/15/17	570	570,849
1.37%, 03/02/18	1,125	1,126,035

Security	Principal (000s)	Value
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	$1,270	$1,263,434
EOG Resources Inc.
5.88%, 09/15/17	330	342,721
Exxon Mobil Corp.
0.92%, 03/15/17	57	57,020
1.31%, 03/06/18	2,025	2,029,900
1.44%, 03/01/18	1,525	1,530,200
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	556	556,873
Phillips 66
2.95%, 05/01/17	597	603,093
Shell International Finance BV
FRN, (3 mo. LIBOR US + 0.320%)
1.13%, 05/10/17	50	50,056
1.13%, 08/21/17	1,333	1,333,778
1.25%, 11/10/17	1,025	1,026,538
5.20%, 03/22/17	36	36,576
Total Capital Canada Ltd.
1.45%, 01/15/18	1,661	1,663,957
Total Capital International SA
1.55%, 06/28/17	1,471	1,474,402
XTO Energy Inc.
6.25%, 08/01/17	250	259,421

		21,453,656
OIL & GAS SERVICES — 0.24%
National Oilwell Varco Inc.
1.35%, 12/01/17	452	451,046

		451,046
PHARMACEUTICALS — 8.74%
AbbVie Inc.
1.75%, 11/06/17	1,068	1,071,653
Actavis Funding SCS
2.35%, 03/12/18	575	580,601
Actavis Inc.
1.88%, 10/01/17	373	374,350
Allergan Inc./U.S.
1.35%, 03/15/18	287	285,496
AstraZeneca PLC
5.90%, 09/15/17	2,334	2,428,242
Bristol-Myers Squibb Co.
0.88%, 08/01/17[a]	1,025	1,023,576

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
Cardinal Health Inc.
1.70%, 03/15/18	$409	$409,683
Eli Lilly & Co.
1.25%, 03/01/18	550	550,577
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	2,411	2,417,148
Johnson & Johnson
1.13%, 11/21/17	52	52,094
5.55%, 08/15/17	1,684	1,745,517
McKesson Corp.
1.40%, 03/15/18	409	408,125
Medco Health Solutions Inc.
7.13%, 03/15/18	531	569,343
Merck & Co. Inc.
1.10%, 01/31/18[a]	1,715	1,714,451
Pfizer Inc.
1.10%, 05/15/17[a]	1,125	1,126,432
4.65%, 03/01/18	251	262,255
Wyeth LLC
5.45%, 04/01/17[a]	983	1,000,460
Zoetis Inc.
1.88%, 02/01/18	373	373,366

		16,393,369
PIPELINES — 1.90%
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	409	425,889
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	904	948,504
Questar Pipeline LLC
5.83%, 02/01/18	129	135,131
TransCanada PipeLines Ltd.
1.63%, 11/09/17	1,558	1,560,649
1.88%, 01/12/18	500	501,455

		3,571,628
RETAIL — 6.79%
Costco Wholesale Corp.
1.13%, 12/15/17	1,478	1,478,015
Dollar General Corp.
4.13%, 07/15/17	409	417,269
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	1,184	1,187,059

Security	Principal (000s)	Value
Macy’s Retail Holdings Inc.
7.45%, 07/15/17	$100	$104,306
McDonald’s Corp.
5.35%, 03/01/18	1,184	1,245,556
5.80%, 10/15/17	993	1,036,066
Nordstrom Inc.
6.25%, 01/15/18	312	329,397
Target Corp.
6.00%, 01/15/18	2,490	2,632,553
Wal-Mart Stores Inc.
5.38%, 04/05/17	1,287	1,311,102
5.80%, 02/15/18	2,325	2,464,477
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	525	526,160

		12,731,960
SEMICONDUCTORS — 2.36%
Altera Corp.
1.75%, 05/15/17	574	576,967
Intel Corp.
1.35%, 12/15/17	3,839	3,853,127

		4,430,094
SOFTWARE — 2.47%
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17	287	289,807
Fidelity National Information Services Inc.
1.45%, 06/05/17	100	100,116
Microsoft Corp.
0.88%, 11/15/17	1,148	1,147,369
Oracle Corp.
1.20%, 10/15/17[a]	3,100	3,106,727

		4,644,019
TELECOMMUNICATIONS — 5.25%
America Movil SAB de CV
5.63%, 11/15/17	775	809,278
AT&T Inc.
1.40%, 12/01/17	1,392	1,390,678
1.70%, 06/01/17	1,062	1,065,877
1.75%, 01/15/18	373	373,563
5.50%, 02/01/18	550	576,323
Cisco Systems Inc.
1.10%, 03/03/17	69	69,089

SCHEDULES OF INVESTMENTS	23

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
FRN, (3 mo. LIBOR US + 0.280%)
1.12%, 03/03/17	$50	$50,056
1.40%, 02/28/18	1,525	1,530,261
3.15%, 03/14/17	27	27,233
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	495	495,529
Telefonica Emisiones SAU
6.22%, 07/03/17	233	240,309
Verizon Communications Inc.
1.10%, 11/01/17[a]	361	360,401
1.35%, 06/09/17	25	25,025
5.50%, 02/15/18	574	602,803
Vodafone Group PLC
1.25%, 09/26/17	636	635,408
1.50%, 02/19/18	1,593	1,591,742

		9,843,575
TRANSPORTATION — 1.94%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	301	307,958
5.75%, 03/15/18	1,004	1,064,852
CSX Corp.
6.25%, 03/15/18	452	482,790
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	233	235,864
United Parcel Service Inc.
1.13%, 10/01/17	1,404	1,406,190
5.50%, 01/15/18	129	135,664

		3,633,318
WATER — 0.06%
American Water Capital Corp.
6.09%, 10/15/17	100	104,587

		104,587

TOTAL CORPORATE BONDS & NOTES
(Cost: $180,592,054)		180,945,659

SHORT-TERM INVESTMENTS — 6.57%

MONEY MARKET FUNDS — 6.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[c,d,e]	6,828	6,829,012

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	5,498	$5,498,316

		12,327,328

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,326,676)		12,327,328

TOTAL INVESTMENTS IN SECURITIES — 103.01%
(Cost: $192,918,730)[f]		193,272,987
Other Assets, Less Liabilities — (3.01)%		(5,653,996)

NET ASSETS — 100.00%		$187,618,991

FRN  —  Floating Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $192,919,450. Net unrealized appreciation was $353,537, of which $396,690 represented gross unrealized appreciation on securities and $43,153 represented gross unrealized depreciation on securities.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$180,945,659	$—	$180,945,659
Money market funds	12,327,328	—	—	12,327,328

Total	$12,327,328	$180,945,659	$—	$193,272,987

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.86%

AEROSPACE & DEFENSE — 1.76%
Boeing Capital Corp.
4.70%, 10/27/19	$186	$203,609
Boeing Co. (The)
4.88%, 02/15/20	484	535,667
L-3 Communications Corp.
5.20%, 10/15/19	95	103,417
Lockheed Martin Corp.
4.25%, 11/15/19	186	200,913
Northrop Grumman Corp.
5.05%, 08/01/19	83	90,359
Raytheon Co.
4.40%, 02/15/20	340	370,263

		1,504,228
AGRICULTURE — 1.93%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	582	598,802
9.25%, 08/06/19	119	143,349
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	162	188,419
Philip Morris International Inc.
4.50%, 03/26/20	559	609,880
Reynolds American Inc.
8.13%, 06/23/19	95	110,450

		1,650,900
AIRLINES — 0.59%
Continental Airlines Inc. 2009-2 Pass Through Trust Class A
7.25%, 05/10/21	104	117,514
Southwest Airlines Co.
2.75%, 11/06/19 (Call 10/06/19)	375	385,811

		503,325
AUTO MANUFACTURERS — 5.69%
American Honda Finance Corp.
1.20%, 07/12/19	675	670,403
2.15%, 03/13/20	350	355,096
2.25%, 08/15/19	739	754,578
Ford Motor Credit Co. LLC
2.46%, 03/27/20[a]	200	200,568
8.13%, 01/15/20	200	234,702

Security	Principal (000s)	Value
PACCAR Financial Corp.
1.20%, 08/12/19	$75	$74,538
1.30%, 05/10/19	500	498,385
2.20%, 09/15/19	25	25,470
Toyota Motor Credit Corp.
1.40%, 05/20/19	450	448,853
2.13%, 07/18/19[a]	829	842,330
2.15%, 03/12/20	750	761,670

		4,866,593
BEVERAGES — 2.24%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	646	715,994
6.88%, 11/15/19	133	152,882
Coca-Cola Co. (The)
1.38%, 05/30/19	250	250,293
Coca-Cola FEMSA SAB de CV
4.63%, 02/15/20	200	215,440
PepsiCo Inc.
4.50%, 01/15/20	535	583,102

		1,917,711
BIOTECHNOLOGY — 1.12%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	425	431,485
Gilead Sciences Inc.
2.05%, 04/01/19	100	101,332
2.35%, 02/01/20	414	422,007

		954,824
CHEMICALS — 3.71%
Air Products & Chemicals Inc.
4.38%, 08/21/19	186	200,173
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	95	96,583
Dow Chemical Co. (The)
8.55%, 05/15/19	291	338,768
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	475	483,712
Ecolab Inc.
2.25%, 01/12/20	50	50,760
EI du Pont de Nemours & Co.
4.63%, 01/15/20	510	554,497
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	300	320,580

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
Monsanto Co.
2.13%, 07/15/19	$75	$75,665
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20[a]	202	219,485
6.50%, 05/15/19	195	216,602
Praxair Inc.
4.50%, 08/15/19	573	619,344

		3,176,169
COMMERCIAL SERVICES — 0.85%
MasterCard Inc.
2.00%, 04/01/19	664	674,099
Western Union Co. (The)
3.35%, 05/22/19	54	55,152

		729,251
COMPUTERS — 6.10%
Apple Inc.
1.10%, 08/02/19	500	496,695
1.55%, 02/07/20[a]	650	650,858
2.10%, 05/06/19	1,061	1,080,766
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19[b]	550	564,889
International Business Machines Corp.
1.80%, 05/17/19	1,000	1,010,420
1.88%, 05/15/19	500	506,000
8.38%, 11/01/19	669	801,522
Lexmark International Inc.
5.13%, 03/15/20	108	112,657

		5,223,807
DIVERSIFIED FINANCIAL SERVICES — 1.30%
General Electric Co.
2.10%, 12/11/19	500	507,905
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	350	352,366
2.30%, 11/15/19 (Call 10/15/19)	250	254,977

		1,115,248
ELECTRIC — 6.49%
Arizona Public Service Co.
2.20%, 01/15/20 (Call 12/15/19)	75	75,983

Security	Principal (000s)	Value
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)[a]	$250	$254,562
CMS Energy Corp.
6.25%, 02/01/20	75	84,837
Consolidated Edison Co. of New York Inc.
6.65%, 04/01/19	373	417,118
Consumers Energy Co.
6.70%, 09/15/19	373	425,060
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	25	25,630
Series B
1.60%, 08/15/19	250	249,507
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	25	25,425
Duke Energy Corp.
5.05%, 09/15/19	225	245,788
Duke Energy Ohio Inc.
5.45%, 04/01/19	177	193,137
Eversource Energy
4.50%, 11/15/19	120	129,169
Exelon Generation Co. LLC
5.20%, 10/01/19	337	367,889
Georgia Power Co.
4.25%, 12/01/19	269	290,090
Kansas City Power & Light Co.
7.15%, 04/01/19	186	208,876
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	249	252,979
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	50	50,458
Portland General Electric Co.
6.10%, 04/15/19	100	110,482
Progress Energy Inc.
4.88%, 12/01/19	200	217,760
Public Service Co. of Colorado
5.13%, 06/01/19	319	348,594
Public Service Electric & Gas Co.
2.00%, 08/15/19 (Call 07/15/19)	83	84,322
Series I
1.80%, 06/01/19 (Call 05/01/19)	207	208,739
Southern Co. (The)
1.85%, 07/01/19	430	431,922
2.15%, 09/01/19 (Call 08/01/19)	120	121,438

SCHEDULES OF INVESTMENTS	27

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
TECO Finance Inc.
5.15%, 03/15/20	$200	$217,670
Virginia Electric & Power Co.
5.00%, 06/30/19	377	409,135
Wisconsin Power & Light Co.
5.00%, 07/15/19	100	108,243

		5,554,813
ELECTRICAL COMPONENTS & EQUIPMENT — 0.83%
Emerson Electric Co.
4.88%, 10/15/19	652	713,842

		713,842
ELECTRONICS — 0.29%
Fortive Corp.
1.80%, 06/15/19[b]	250	250,095

		250,095
ENVIRONMENTAL CONTROL — 0.24%
Republic Services Inc.
5.50%, 09/15/19	186	205,591

		205,591
FOOD — 1.82%
General Mills Inc.
2.20%, 10/21/19	100	101,808
Kellogg Co.
4.15%, 11/15/19	54	57,867
Kraft Heinz Foods Co.
5.38%, 02/10/20	162	178,965
Kroger Co. (The)
1.50%, 09/30/19	375	373,204
6.15%, 01/15/20	233	263,038
Mondelez International Inc.
5.38%, 02/10/20	215	238,721
Sysco Corp.
1.90%, 04/01/19	200	201,164
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	141	143,996

		1,558,763
GAS — 0.15%
Dominion Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	30	30,670
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	95	96,343

		127,013

Security	Principal (000s)	Value
HAND & MACHINE TOOLS — 0.17%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)[a]	$145	$145,186

		145,186
HEALTH CARE — PRODUCTS — 4.58%
Abbott Laboratories
2.00%, 03/15/20	787	791,092
Becton Dickinson and Co.
2.68%, 12/15/19	225	231,782
5.00%, 05/15/19	240	259,591
6.38%, 08/01/19	54	60,593
Boston Scientific Corp.
6.00%, 01/15/20	95	106,271
Life Technologies Corp.
6.00%, 03/01/20	186	206,505
Medtronic Inc.
2.50%, 03/15/20	1,320	1,354,148
4.45%, 03/15/20	417	455,531
Stryker Corp.
4.38%, 01/15/20	323	348,033
Zimmer Biomet Holdings Inc.
4.63%, 11/30/19	100	107,207

		3,920,753
HEALTH CARE SERVICES — 0.31%
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	50	50,837
2.70%, 04/01/19[a]	207	210,790

		261,627
HOUSEHOLD PRODUCTS & WARES — 0.30%
Kimberly-Clark Corp.
1.85%, 03/01/20	250	252,318

		252,318
INTERNET — 3.44%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	1,300	1,319,252
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	433	447,285
Baidu Inc.
2.75%, 06/09/19	700	713,477
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	456	460,396

		2,940,410

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
MACHINERY — 5.51%
Caterpillar Financial Services Corp.
1.35%, 05/18/19	$850	$844,806
2.00%, 03/05/20	250	252,088
2.10%, 06/09/19	540	547,495
2.25%, 12/01/19	584	594,267
John Deere Capital Corp.
1.25%, 10/09/19	625	619,681
1.70%, 01/15/20	1,012	1,010,411
2.05%, 03/10/20	250	252,265
2.25%, 04/17/19[a]	394	401,659
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	186	187,892

		4,710,564
MANUFACTURING — 2.43%
3M Co.
1.63%, 06/15/19	207	208,639
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	250	254,758
5.50%, 01/08/20	625	699,356
6.00%, 08/07/19	500	561,810
Illinois Tool Works Inc.
6.25%, 04/01/19	323	358,362

		2,082,925
MEDIA — 4.61%
Comcast Corp.
5.15%, 03/01/20	1,212	1,346,544
5.70%, 07/01/19[a]	507	562,329
Thomson Reuters Corp.
4.70%, 10/15/19	108	116,049
Time Warner Inc.
2.10%, 06/01/19	307	309,198
4.88%, 03/15/20	178	194,150
Viacom Inc.
2.20%, 04/01/19	150	150,546
5.63%, 09/15/19[a]	137	149,720
Walt Disney Co. (The)
0.88%, 07/12/19	250	247,243
1.85%, 05/30/19	857	869,084

		3,944,863
MINING — 1.87%
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19[a]	885	986,341

Security	Principal (000s)	Value
Newmont Mining Corp.
5.13%, 10/01/19[a]	$95	$103,373
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	437	514,454

		1,604,168
OFFICE & BUSINESS EQUIPMENT — 0.14%
Xerox Corp.
5.63%, 12/15/19	108	117,614

		117,614
OIL & GAS — 10.23%
BP Capital Markets PLC
1.68%, 05/03/19	25	25,030
2.24%, 05/10/19	489	496,061
2.32%, 02/13/20	600	609,120
2.52%, 01/15/20	897	914,913
Chevron Corp.
1.56%, 05/16/19	350	350,973
1.96%, 03/03/20 (Call 02/03/20)	1,208	1,218,027
2.19%, 11/15/19 (Call 10/15/19)	332	338,305
ConocoPhillips
6.00%, 01/15/20	356	399,589
EOG Resources Inc.
5.63%, 06/01/19	285	311,978
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	900	909,657
Husky Energy Inc.
7.25%, 12/15/19	95	108,878
Pioneer Natural Resources Co.
7.50%, 01/15/20	150	173,134
Shell International Finance BV
1.38%, 05/10/19	500	497,235
4.30%, 09/22/19	749	804,111
4.38%, 03/25/20	673	729,720
Total Capital International SA
2.10%, 06/19/19[a]	747	758,422
Valero Energy Corp.
6.13%, 02/01/20	95	107,301

		8,752,454
OIL & GAS SERVICES — 0.86%
Halliburton Co.
6.15%, 09/15/19	659	735,372

		735,372

SCHEDULES OF INVESTMENTS	29

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
PACKAGING & CONTAINERS — 0.05%
Bemis Co. Inc.
6.80%, 08/01/19	$41	$45,983

		45,983
PHARMACEUTICALS — 8.34%
Abbott Laboratories
5.13%, 04/01/19	261	282,822
Actavis Funding SCS
2.45%, 06/15/19[a]	121	122,889
3.00%, 03/12/20 (Call 02/12/20)[a]	637	656,677
AstraZeneca PLC
1.95%, 09/18/19	613	619,596
Cardinal Health Inc.
2.40%, 11/15/19	200	203,590
Express Scripts Holding Co.
2.25%, 06/15/19	141	142,743
Express Scripts Inc.
7.25%, 06/15/19	54	61,309
Johnson & Johnson
1.88%, 12/05/19	514	523,257
Mead Johnson Nutrition Co.
4.90%, 11/01/19	54	58,759
Merck & Co. Inc.
1.85%, 02/10/20	1,325	1,340,476
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	762	832,363
Mylan NV
2.50%, 06/07/19[b]	300	303,147
Pfizer Inc.
1.45%, 06/03/19	375	375,495
2.10%, 05/15/19	1,079	1,097,300
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	250	249,357
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	166	166,787
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	100	99,366

		7,135,933
PIPELINES — 1.31%
Enbridge Energy Partners LP
5.20%, 03/15/20	95	102,835

Security	Principal (000s)	Value
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	$100	$101,942
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	149	167,889
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	100	100,638
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	50	50,508
5.75%, 01/15/20	54	59,350
8.75%, 05/01/19	95	109,638
Spectra Energy Capital LLC
8.00%, 10/01/19	208	238,139
Williams Partners LP
5.25%, 03/15/20	178	192,377

		1,123,316
REAL ESTATE INVESTMENT TRUSTS — 0.11%
Weyerhaeuser Co.
7.38%, 10/01/19	83	94,728

		94,728
RETAIL — 4.53%
AutoNation Inc.
5.50%, 02/01/20	83	90,530
AutoZone Inc.
1.63%, 04/21/19	250	249,822
Costco Wholesale Corp.
1.70%, 12/15/19	848	854,513
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	183	186,356
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	414	421,676
Lowe’s Companies Inc.
1.15%, 04/15/19	700	698,096
McDonald’s Corp.
1.88%, 05/29/19	373	375,510
Target Corp.
2.30%, 06/26/19	779	797,680
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)[a]	200	204,992

		3,879,175

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.65%
Texas Instruments Inc.
1.65%, 08/03/19	$552	$556,604

		556,604
SOFTWARE — 4.53%
Adobe Systems Inc.
4.75%, 02/01/20	54	58,995
Microsoft Corp.
1.10%, 08/08/19[a]	325	322,900
1.85%, 02/12/20 (Call 01/12/20)	1,266	1,277,698
4.20%, 06/01/19	260	279,053
Oracle Corp.
2.25%, 10/08/19	1,329	1,358,570
5.00%, 07/08/19	526	574,787

		3,872,003
TELECOMMUNICATIONS — 6.58%
America Movil SAB de CV
5.00%, 03/30/20	1,585	1,738,016
AT&T Inc.
5.20%, 03/15/20	100	109,547
5.88%, 10/01/19	269	297,877
Cisco Systems Inc.
1.40%, 09/20/19	475	475,066
4.45%, 01/15/20	1,532	1,665,851
Deutsche Telekom International Finance BV
6.00%, 07/08/19	315	350,438
Orange SA
5.38%, 07/08/19	108	118,507
Telefonica Emisiones SAU
5.88%, 07/15/19	95	104,685
Verizon Communications Inc.
1.38%, 08/15/19[a]	50	49,587
2.55%, 06/17/19	125	127,798
2.63%, 02/21/20	325	331,100
Vodafone Group PLC
5.45%, 06/10/19	240	262,394

		5,630,866
TOYS, GAMES & HOBBIES — 0.07%
Mattel Inc.
2.35%, 05/06/19	62	62,756

		62,756

Security	Principal or Shares (000s)	Value
TRANSPORTATION — 2.13%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	$154	$168,339
Norfolk Southern Corp.
5.90%, 06/15/19	200	221,480
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	33	33,567
2.55%, 06/01/19 (Call 05/01/19)	95	96,631
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	500	505,045
United Parcel Service Inc.
5.13%, 04/01/19[a]	728	793,724

		1,818,786

TOTAL CORPORATE BONDS & NOTES (Cost: $83,025,566)		83,740,577

SHORT-TERM INVESTMENTS — 7.13%

MONEY MARKET FUNDS — 7.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[c,d,e]	4,611	4,611,039
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	1,485	1,485,279

		6,096,318

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,095,857)		6,096,318

TOTAL INVESTMENTS IN SECURITIES — 104.99%
(Cost: $89,121,423)[f]		89,836,895
Other Assets, Less Liabilities — (4.99)%		(4,266,503)

NET ASSETS — 100.00%		$85,570,392

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $89,168,748. Net unrealized appreciation was $668,147, of which $753,494 represented gross unrealized appreciation on securities and $85,347 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$83,740,577	$—	$83,740,577
Money market funds	6,096,318	—	—	6,096,318

Total	$6,096,318	$83,740,577	$—	$89,836,895

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.97%

ADVERTISING — 0.44%
Omnicom Group Inc.
3.63%, 05/01/22	$174	$185,439

		185,439
AEROSPACE & DEFENSE — 4.41%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	431	436,077
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	464	476,120
United Technologies Corp.
3.10%, 06/01/22	895	945,057

		1,857,254
AGRICULTURE — 1.76%
Altria Group Inc.
2.85%, 08/09/22	166	170,665
Philip Morris International Inc.
2.63%, 03/06/23[a]	564	573,108

		743,773
AIRLINES — 0.41%
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	160	174,830

		174,830
AUTO MANUFACTURERS — 1.47%
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	213,390
Toyota Motor Credit Corp.
2.63%, 01/10/23[a]	398	406,700

		620,090
BEVERAGES — 4.10%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	282	284,651
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	97	98,160
Brown-Forman Corp.
2.25%, 01/15/23 (Call 10/15/22)	66	65,412
Diageo Investment Corp.
2.88%, 05/11/22	498	517,676
8.00%, 09/15/22	100	127,849

Security	Principal (000s)	Value
PepsiCo Inc.
2.75%, 03/01/23	$614	$635,379

		1,729,127
BIOTECHNOLOGY — 1.70%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	66	70,190
Celgene Corp.
3.25%, 08/15/22	66	68,464
3.55%, 08/15/22	100	105,502
Gilead Sciences Inc.
3.25%, 09/01/22 (Call 07/01/22)	450	473,153

		717,309
CHEMICALS — 3.10%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	58	59,511
Air Products & Chemicals Inc.
2.75%, 02/03/23	66	67,915
Cabot Corp.
3.70%, 07/15/22	66	68,725
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)[a]	116	119,348
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	66	69,322
EI du Pont de Nemours & Co.
2.80%, 02/15/23	564	570,063
Monsanto Co.
2.20%, 07/15/22 (Call 04/15/22)	82	80,926
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	66	66,440
2.70%, 02/21/23 (Call 11/21/22)	199	203,477

		1,305,727
COMMERCIAL SERVICES — 0.16%
Catholic Health Initiatives
2.95%, 11/01/22	66	66,364

		66,364
COMPUTERS — 4.73%
Apple Inc.
2.70%, 05/13/22	500	516,455
2.85%, 02/23/23 (Call 12/23/22)	500	518,980
Computer Sciences Corp.
4.45%, 09/15/22	58	61,359

SCHEDULES OF INVESTMENTS	33

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)[b]	$125	$134,696
HP Inc.
4.05%, 09/15/22	58	61,175
International Business Machines Corp.
1.88%, 08/01/22	500	493,905
2.88%, 11/09/22	200	207,946

		1,994,516
COSMETICS & PERSONAL CARE — 1.48%
Colgate-Palmolive Co.
1.95%, 02/01/23	365	362,558
2.30%, 05/03/22	191	195,004
Estee Lauder Companies Inc. (The)
2.35%, 08/15/22	66	66,840

		624,402
DISTRIBUTION & WHOLESALE — 0.36%
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	150	152,558

		152,558
DIVERSIFIED FINANCIAL SERVICES — 2.16%
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	875	910,210

		910,210
ELECTRIC — 7.17%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)[a]	66	68,057
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)[a]	166	171,468
CenterPoint Energy Houston Electric LLC
2.25%, 08/01/22 (Call 05/01/22)	66	66,594
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	265	266,277
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	66	68,711
Dominion Resources Inc./VA Series B
2.75%, 09/15/22 (Call 06/15/22)	66	67,185
DTE Electric Co.
2.65%, 06/15/22 (Call 03/15/22)	66	67,593
DTE Energy Co.
3.30%, 06/15/22 (Call 04/15/22)	110	115,481

Security	Principal (000s)	Value
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	$276	$287,054
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	133	138,240
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)[a]	191	203,239
Georgia Power Co.
2.85%, 05/15/22	199	206,795
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	133	134,079
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	199	216,840
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)[a]	66	66,965
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	91	95,601
PPL Electric Utilities Corp.
2.50%, 09/01/22 (Call 06/01/22)	82	83,168
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	66	68,540
Public Service Co. of Colorado
2.50%, 03/15/23 (Call 09/15/22)[a]	332	335,114
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	66	75,069
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	214	219,331

		3,021,401
ELECTRICAL COMPONENTS & EQUIPMENT — 0.60%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	249	254,351

		254,351
ENGINEERING & CONSTRUCTION — 1.39%
ABB Finance USA Inc.
2.88%, 05/08/22	564	585,032

		585,032
ENVIRONMENTAL CONTROL — 0.16%
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	66	68,527

		68,527
FOOD — 1.45%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	91	93,229

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
Kraft Heinz Foods Co.
3.50%, 06/06/22	$166	$175,457
3.50%, 07/15/22 (Call 05/15/22)	100	105,366
Sysco Corp.
2.60%, 06/12/22	165	166,691
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	66	72,352

		613,095
GAS — 0.16%
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	66	67,589

		67,589
HAND & MACHINE TOOLS — 0.16%
Stanley Black & Decker Inc.
2.90%, 11/01/22	66	68,638

		68,638
HEALTH CARE PRODUCTS — 0.86%
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	232	243,762
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	116	118,332

		362,094
HEALTH CARE SERVICES — 0.79%
Kaiser Foundation Hospitals
3.50%, 04/01/22	250	261,845
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	66	70,376

		332,221
HOME BUILDERS — 0.33%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	133	140,137

		140,137
HOME FURNISHINGS — 0.08%
Whirlpool Corp.
3.70%, 03/01/23	33	34,775

		34,775
HOUSEHOLD PRODUCTS & WARES — 0.24%
Church & Dwight Co. Inc.
2.88%, 10/01/22	66	66,983

Security	Principal (000s)	Value
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	$33	$34,241

		101,224
INTERNET — 1.56%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	66	67,373
Baidu Inc.
3.50%, 11/28/22	400	417,073
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	173	173,092

		657,538
IRON & STEEL — 0.13%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	49	53,331

		53,331
LODGING — 0.12%
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	50	50,232

		50,232
MACHINERY — 3.76%
Caterpillar Financial Services Corp.
2.63%, 03/01/23	199	201,406
2.85%, 06/01/22	100	103,537
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	232	237,420
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	663	681,663
John Deere Capital Corp.
2.80%, 03/06/23	350	360,713

		1,584,739
MANUFACTURING — 3.60%
3M Co.
2.00%, 06/26/22	232	233,162
Eaton Corp.
2.75%, 11/02/22	133	135,535
General Electric Co.
2.70%, 10/09/22	895	924,204
3.15%, 09/07/22	50	52,792
Parker-Hannifin Corp.
3.50%, 09/15/22	100	107,498

SCHEDULES OF INVESTMENTS	35

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	$66	$65,916

		1,519,107
MEDIA — 4.15%
21st Century Fox America Inc.
3.00%, 09/15/22	91	93,904
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	166	231,497
Comcast Corp.
2.85%, 01/15/23	523	539,548
3.13%, 07/15/22	133	139,888
NBCUniversal Media LLC
2.88%, 01/15/23	100	103,223
Time Warner Inc.
3.40%, 06/15/22	116	120,859
Viacom Inc.
3.25%, 03/15/23 (Call 12/15/22)	91	90,936
Walt Disney Co. (The)
2.35%, 12/01/22	423	431,350

		1,751,205
METAL FABRICATE & HARDWARE — 0.96%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	398	403,266

		403,266
MINING — 1.33%
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	100	103,043
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	444	458,887

		561,930
OIL & GAS — 11.21%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	191	196,144
BP Capital Markets PLC
2.50%, 11/06/22	730	733,467
3.25%, 05/06/22	232	242,477
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)[a]	854	860,841
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	148	147,367

Security	Principal (000s)	Value
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	$75	$74,873
Exxon Mobil Corp.
2.73%, 03/01/23 (Call 01/01/23)	450	460,800
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	556	564,223
Phillips 66
4.30%, 04/01/22	133	146,140
Shell International Finance BV
2.25%, 01/06/23	464	458,910
2.38%, 08/21/22	398	400,054
Total Capital International SA
2.70%, 01/25/23	431	439,327

		4,724,623
OIL & GAS SERVICES — 0.39%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)	66	66,592
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	105	98,989

		165,581
PHARMACEUTICALS — 7.87%
AbbVie Inc.
2.90%, 11/06/22	232	234,830
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	133	136,703
Allergan Inc./U.S.
2.80%, 03/15/23 (Call 12/15/22)	66	65,184
Bristol-Myers Squibb Co.
2.00%, 08/01/22	265	265,379
Cardinal Health Inc.
3.20%, 03/15/23	99	102,973
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	365	376,501
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	572	594,239
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	66	66,182
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	475	483,759
Novartis Capital Corp.
2.40%, 09/21/22	663	678,740
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	174	175,766

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal (000s)	Value
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	$133	$135,594

		3,315,850
PIPELINES — 2.36%
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	66	65,036
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	65	66,603
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)[a]	91	91,021
MPLX LP
5.50%, 02/15/23 (Call 08/15/17)	50	52,264
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	66	67,300
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	66	63,464
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	50	49,088
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	66	66,362
TransCanada PipeLines Ltd.
2.50%, 08/01/22	407	405,974
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	66	65,989

		993,101
REAL ESTATE INVESTMENT TRUSTS — 0.78%
American Tower Corp.
3.50%, 01/31/23	100	103,227
Crown Castle International Corp.
5.25%, 01/15/23	200	223,898

		327,125
RETAIL — 3.20%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	33	35,074
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	100	101,868
3.50%, 07/20/22 (Call 05/20/22)	175	184,590
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	500	515,890
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	390	410,229

Security	Principal (000s)	Value
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)[a]	$33	$31,814
Walgreen Co.
3.10%, 09/15/22	66	68,054

		1,347,519
SEMICONDUCTORS — 4.50%
Intel Corp.
2.70%, 12/15/22	663	686,318
3.10%, 07/29/22	200	211,338
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	66	66,868
QUALCOMM Inc.
3.00%, 05/20/22	800	833,632
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)	100	98,988

		1,897,144
SOFTWARE — 4.23%
Autodesk Inc.
3.60%, 12/15/22 (Call 09/15/22)[a]	66	67,660
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	66	69,559
Microsoft Corp.
2.13%, 11/15/22[a]	398	399,867
2.65%, 11/03/22 (Call 09/03/22)	275	283,946
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	50	50,741
2.50%, 10/15/22	896	910,497

		1,782,270
TELECOMMUNICATIONS — 4.91%
America Movil SAB de CV
3.13%, 07/16/22	600	615,414
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	314	310,942
Cisco Systems Inc.
2.60%, 02/28/23	300	306,081
3.00%, 06/15/22	200	210,056
Motorola Solutions Inc.
3.50%, 03/01/23[a]	91	91,097
3.75%, 05/15/22	66	68,068
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	66	68,778
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	157	156,953

SCHEDULES OF INVESTMENTS	37

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
Vodafone Group PLC
2.95%, 02/19/23	$239	$241,218

		2,068,607
TEXTILES — 0.16%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	66	68,546

		68,546
TRANSPORTATION — 3.08%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	383	397,998
3.05%, 09/01/22 (Call 06/01/22)	50	52,487
Canadian National Railway Co.
2.25%, 11/15/22 (Call 08/15/22)	83	83,435
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	66	67,600
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	66	68,600
4.16%, 07/15/22 (Call 04/15/22)	166	185,357
United Parcel Service Inc.
2.45%, 10/01/22	431	442,926

		1,298,403

TOTAL CORPORATE BONDS & NOTES
(Cost: $40,089,898)		41,300,800

SHORT-TERM INVESTMENTS — 6.35%

MONEY MARKET FUNDS — 6.35%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[c,d,e]	2,195	2,195,470
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	482	482,398

		2,677,868

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,677,650)		2,677,868

TOTAL INVESTMENTS IN SECURITIES — 104.32%
(Cost: $42,767,548)[f]		43,978,668
Other Assets, Less Liabilities — (4.32)%		(1,821,360)

NET ASSETS — 100.00%		$42,157,308

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $42,771,567. Net unrealized appreciation was $1,207,101, of which $1,243,615 represented gross unrealized appreciation on securities and $36,514 represented gross unrealized depreciation on securities.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$41,300,800	$—	$41,300,800
Money market funds	2,677,868	—	—	2,677,868

Total	$2,677,868	$41,300,800	$—	$43,978,668

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 90.64%
ADVERTISING — 0.10%
Interpublic Group of Companies Inc. (The)
2.25%, 11/15/17	$100	$100,805

		100,805
AEROSPACE & DEFENSE — 0.69%
General Dynamics Corp.
1.00%, 11/15/17[a]	150	150,108
L-3 Communications Corp.
1.50%, 05/28/17	150	150,161
United Technologies Corp.
1.80%, 06/01/17	300	301,508
5.38%, 12/15/17	100	104,607

		706,384
AGRICULTURE — 0.60%
Archer-Daniels-Midland Co.
5.45%, 03/15/18	80	84,521
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	75	75,849
Philip Morris International Inc.
1.13%, 08/21/17[a]	400	400,284
Reynolds American Inc.
2.30%, 08/21/17	50	50,400

		611,054
AUTO MANUFACTURERS — 2.89%
American Honda Finance Corp.
0.95%, 05/05/17	450	450,032
1.20%, 07/14/17	100	100,152
1.55%, 12/11/17	300	301,128
General Motors Financial Co. Inc.
4.75%, 08/15/17	400	410,017
PACCAR Financial Corp.
1.45%, 03/09/18	350	351,039
Toyota Motor Credit Corp.
1.13%, 05/16/17	150	150,122
1.38%, 01/10/18	600	600,606
1.45%, 01/12/18	500	500,945
1.75%, 05/22/17	100	100,386

		2,964,427

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 0.10%
Johnson Controls Inc.
1.40%, 11/02/17	$100	$100,114

		100,114
BANKS — 32.48%
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	250	250,273
1.50%, 01/16/18	250	250,308
Bank of America Corp.
1.70%, 08/25/17	600	601,376
2.00%, 01/11/18[a]	950	953,866
5.70%, 05/02/17	250	255,412
5.75%, 12/01/17	600	626,352
6.00%, 09/01/17	450	466,961
Bank of America N.A.
1.65%, 03/26/18	250	250,697
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	250	250,412
1.40%, 09/11/17	250	250,309
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)	375	375,450
Bank of Nova Scotia (The)
1.25%, 04/11/17	300	300,195
1.38%, 12/18/17 (Call 11/18/17)[a]	350	349,954
Barclays PLC
2.00%, 03/16/18	500	500,310
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	75	75,110
1.60%, 08/15/17 (Call 07/14/17)	100	100,273
BNP Paribas SA
2.38%, 09/14/17	300	302,637
BPCE SA
1.63%, 01/26/18	250	250,350
Branch Banking & Trust Co.
1.00%, 04/03/17 (Call 03/03/17)	250	250,063
1.35%, 10/01/17 (Call 09/01/17)	250	250,390
Capital One Financial Corp.
6.75%, 09/15/17	150	156,778
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	250	250,138
1.65%, 02/05/18 (Call 01/05/18)	500	500,280

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Citigroup Inc.
1.55%, 08/14/17[a]	$900	$901,681
1.85%, 11/24/17	250	250,860
6.00%, 08/15/17	100	103,517
6.13%, 11/21/17	850	890,579
Commonwealth Bank of Australia/New York NY
1.63%, 03/12/18	250	250,650
1.90%, 09/18/17	500	502,610
Compass Bank
1.85%, 09/29/17 (Call 08/29/17)	250	249,788
Cooperatieve Rabobank UA/NY
1.70%, 03/19/18	250	250,795
Credit Suisse AG/New York NY
1.38%, 05/26/17[a]	1,100	1,099,648
6.00%, 02/15/18	190	199,128
Deutsche Bank AG/London
1.35%, 05/30/17	450	446,566
1.88%, 02/13/18	600	591,690
6.00%, 09/01/17	375	384,567
Fifth Third Bank/Cincinnati OH
1.45%, 02/28/18 (Call 01/28/18)	200	199,930
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	1,050	1,059,009
5.95%, 01/18/18	225	236,657
6.25%, 09/01/17	650	675,745
HSBC USA Inc.
1.30%, 06/23/17[a]	100	99,985
1.50%, 11/13/17	300	299,958
1.63%, 01/16/18[a]	300	299,892
1.70%, 03/05/18	450	450,158
Huntington National Bank (The)
1.70%, 02/26/18 (Call 01/26/18)	250	250,115
Intesa Sanpaolo SpA
3.88%, 01/16/18	450	458,235
Itau CorpBanca
3.13%, 01/15/18	200	202,572
JPMorgan Chase & Co. Series H
1.70%, 03/01/18 (Call 02/01/18)	550	551,364
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	750	780,960
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	250	250,775

Security	Principal (000s)	Value
Lloyds Bank PLC
1.75%, 03/16/18	$400	$400,416
Manufacturers & Traders Trust Co.
1.40%, 07/25/17 (Call 06/25/17)	250	250,299
Morgan Stanley
5.95%, 12/28/17	800	840,120
Series F
5.55%, 04/27/17[a]	600	613,023
MUFG Union Bank N.A.
2.13%, 06/16/17	250	251,394
National Bank of Canada
1.45%, 11/07/17 (Call 10/07/17)	250	250,075
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[b]	250	250,675
6.00%, 12/07/17[b]	250	261,842
Royal Bank of Canada
1.00%, 04/27/17	125	124,973
1.25%, 06/16/17	250	250,087
1.40%, 10/13/17[a]	250	250,348
1.50%, 01/16/18[a]	350	350,486
Santander Bank N.A.
2.00%, 01/12/18 (Call 12/12/17)	250	249,610
Societe Generale SA
2.75%, 10/12/17	250	253,125
State Street Corp.
4.96%, 03/15/18	150	156,131
Sumitomo Mitsui Banking Corp.
1.50%, 01/18/18[a]	250	249,548
1.75%, 01/16/18	250	250,315
1.80%, 07/18/17	250	250,740
SunTrust Banks Inc.
6.00%, 09/11/17	150	155,674
Svenska Handelsbanken AB
1.63%, 03/21/18	500	501,275
Toronto-Dominion Bank (The)
1.13%, 05/02/17	250	249,995
1.63%, 03/13/18	400	401,520
U.S. Bancorp.
1.65%, 05/15/17 (Call 04/15/17)	250	250,549
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	250	250,273
1.38%, 09/11/17 (Call 08/11/17)	250	250,379
1.45%, 01/29/18 (Call 12/29/17)	250	250,672

SCHEDULES OF INVESTMENTS	41

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
UBS AG/Stamford CT
1.38%, 06/01/17	$250	$250,102
1.38%, 08/14/17[a]	500	499,774
1.80%, 03/26/18	500	501,295
5.88%, 12/20/17	500	524,235
Wachovia Corp.
5.75%, 02/01/18	800	841,528
Wells Fargo & Co.
1.15%, 06/02/17	150	150,016
1.50%, 01/16/18	900	900,099
5.63%, 12/11/17	650	679,529
Wells Fargo Bank N.A.
6.00%, 11/15/17[a]	250	261,478
Westpac Banking Corp.
1.20%, 05/19/17	150	150,098
1.50%, 12/01/17	500	500,635
1.60%, 01/12/18	500	500,985

		33,328,646
BEVERAGES — 2.04%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	75	78,628
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	400	399,548
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	250	250,735
Coca-Cola Co. (The)
1.65%, 03/14/18	450	453,366
Diageo Capital PLC
1.50%, 05/11/17	250	250,660
5.75%, 10/23/17	250	261,190
PepsiCo Inc.
1.13%, 07/17/17	250	250,129
1.25%, 08/13/17[a]	150	150,211

		2,094,467
BIOTECHNOLOGY — 1.03%
Amgen Inc.
1.25%, 05/22/17	250	250,260
2.13%, 05/15/17	550	553,107
Biogen Inc.
6.88%, 03/01/18	100	107,023

Security	Principal (000s)	Value
Celgene Corp.
1.90%, 08/15/17	$150	$150,808

		1,061,198
CHEMICALS — 0.88%
Air Products & Chemicals Inc.
1.20%, 10/15/17	100	100,123
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	100	100,394
Eastman Chemical Co.
2.40%, 06/01/17	125	125,872
Ecolab Inc.
1.45%, 12/08/17	75	75,048
1.55%, 01/12/18	150	150,440
Monsanto Co.
1.15%, 06/30/17	150	149,746
RPM International Inc.
6.50%, 02/15/18	100	105,817
Sherwin-Williams Co. (The)
1.35%, 12/15/17	100	99,966

		907,406
COMMERCIAL SERVICES — 0.20%
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)	100	100,244
Western Union Co. (The)
2.88%, 12/10/17	100	101,412

		201,656
COMPUTERS — 2.51%
Apple Inc.
0.90%, 05/12/17	100	100,047
1.05%, 05/05/17	350	350,491
1.30%, 02/23/18	250	250,653
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[c]	500	505,000
International Business Machines Corp.
1.13%, 02/06/18	100	99,963
5.70%, 09/14/17[a]	1,050	1,092,106
NetApp Inc.
2.00%, 12/15/17	175	175,882

		2,574,142

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 8.17%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
2.75%, 05/15/17	$250	$250,312
Air Lease Corp.
5.63%, 04/01/17	50	50,810
American Express Co.
6.15%, 08/28/17	600	623,449
7.00%, 03/19/18	800	859,432
American Express Credit Corp.
1.13%, 06/05/17	300	300,169
1.55%, 09/22/17	150	150,213
Bear Stearns Companies LLC (The)
6.40%, 10/02/17	550	574,975
7.25%, 02/01/18	1,050	1,122,734
Charles Schwab Corp. (The)
1.50%, 03/10/18 (Call 02/10/18)	375	376,744
6.38%, 09/01/17	100	104,279
Discover Financial Services
6.45%, 06/12/17	150	154,472
Ford Motor Credit Co. LLC
1.72%, 12/06/17	200	200,034
2.15%, 01/09/18	300	301,116
2.38%, 01/16/18	700	704,634
3.00%, 06/12/17	200	201,935
General Electric Co.
2.30%, 04/27/17	450	452,926
5.63%, 09/15/17	1,045	1,085,589
International Lease Finance Corp.
8.88%, 09/01/17	100	105,375
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	200	210,078
NYSE Holdings LLC
2.00%, 10/05/17	150	151,276
Visa Inc.
1.20%, 12/14/17	400	400,636

		8,381,188
ELECTRIC — 3.71%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	100	100,256
Appalachian Power Co.
Series K
5.00%, 06/01/17	200	204,097

Security	Principal (000s)	Value
Berkshire Hathaway Energy Co.
1.10%, 05/15/17	$250	$250,256
CMS Energy Corp.
5.05%, 02/15/18	75	78,238
Dominion Resources Inc./VA
Series A
1.40%, 09/15/17	75	75,031
Duke Energy Corp.
1.63%, 08/15/17	200	200,552
Edison International
3.75%, 09/15/17	75	76,527
Exelon Corp.
1.55%, 06/09/17	250	250,213
Exelon Generation Co. LLC
6.20%, 10/01/17	75	78,172
Kansas City Power & Light Co.
6.38%, 03/01/18	450	475,686
NextEra Energy Capital Holdings Inc.
1.59%, 06/01/17	325	325,822
NiSource Finance Corp.
6.40%, 03/15/18	180	191,401
Oncor Electric Delivery Co. LLC
5.00%, 09/30/17	150	154,984
Pacific Gas & Electric Co.
5.63%, 11/30/17	75	78,407
PECO Energy Co.
5.35%, 03/01/18	250	262,637
Southern California Edison Co. Series 14-B
1.13%, 05/01/17	450	450,419
Southern Co. (The)
1.30%, 08/15/17	100	100,052
TransAlta Corp.
1.90%, 06/03/17	250	249,716
Virginia Electric & Power Co.
5.95%, 09/15/17	200	207,851

		3,810,317
ELECTRONICS — 1.04%
Amphenol Corp.
1.55%, 09/15/17	100	100,146
Honeywell International Inc.
5.30%, 03/01/18	375	395,299
Koninklijke Philips NV
5.75%, 03/11/18	400	422,772

SCHEDULES OF INVESTMENTS	43

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Tech Data Corp.
3.75%, 09/21/17	$50	$50,906
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	100	100,427

		1,069,550
ENVIRONMENTAL CONTROL — 0.10%
Waste Management Inc.
6.10%, 03/15/18	100	106,375

		106,375
FOOD — 1.56%
Campbell Soup Co.
3.05%, 07/15/17	100	101,252
General Mills Inc.
1.40%, 10/20/17	300	300,870
JM Smucker Co. (The)
1.75%, 03/15/18	100	100,406
Kraft Heinz Foods Co.
1.60%, 06/30/17	400	400,828
2.25%, 06/05/17	125	125,660
Kroger Co. (The)
6.40%, 08/15/17	100	103,901
Mondelez International Inc.
6.13%, 02/01/18	105	110,674
Sysco Corp.
5.25%, 02/12/18	250	261,860
Unilever Capital Corp.
0.85%, 08/02/17	100	99,793

		1,605,244
HEALTH CARE — PRODUCTS — 1.23%
Becton Dickinson and Co.
1.45%, 05/15/17	100	100,216
1.80%, 12/15/17	400	401,808
Covidien International Finance SA
6.00%, 10/15/17	175	182,893
CR Bard Inc.
1.38%, 01/15/18	75	74,985
Medtronic Inc.
1.50%, 03/15/18	400	401,304
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	100	100,049

		1,261,255

Security	Principal (000s)	Value
HEALTH CARE — SERVICES — 1.24%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	$150	$150,279
Anthem Inc.
1.88%, 01/15/18	105	105,348
5.88%, 06/15/17	200	205,605
Laboratory Corp. of America Holdings
2.20%, 08/23/17	100	100,664
UnitedHealth Group Inc.
1.40%, 12/15/17	450	451,035
6.00%, 02/15/18	250	264,647

		1,277,578
HOUSEHOLD PRODUCTS & WARES — 0.20%
Clorox Co. (The)
5.95%, 10/15/17[a]	100	104,587
Kimberly-Clark Corp.
6.13%, 08/01/17	100	103,760

		208,347
HOUSEWARES — 0.10%
Newell Brands Inc.
2.05%, 12/01/17	100	100,609

		100,609
INSURANCE — 1.92%
American International Group Inc.
5.85%, 01/16/18	250	262,785
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	250	251,099
Berkshire Hathaway Inc.
1.55%, 02/09/18[a]	300	301,302
Kemper Corp.
6.00%, 05/15/17	100	102,344
MetLife Inc.
1.76%, 12/15/17	375	375,938
Principal Financial Group Inc.
1.85%, 11/15/17	100	100,407
Prudential Financial Inc. Series D
6.00%, 12/01/17	405	424,310
Voya Financial Inc.
2.90%, 02/15/18	150	152,437

		1,970,622

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
INTERNET — 1.08%
Alibaba Group Holding Ltd.
1.63%, 11/28/17	$200	$199,951
Amazon.com Inc.
1.20%, 11/29/17	150	150,181
Baidu Inc.
2.25%, 11/28/17	200	201,171
eBay Inc.
1.35%, 07/15/17	200	200,112
2.50%, 03/09/18	250	253,020
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	100	100,737

		1,105,172
LEISURE TIME — 0.10%
Carnival Corp.
1.88%, 12/15/17	100	100,483

		100,483
LODGING — 0.10%
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	100	100,859

		100,859
MACHINERY — 1.66%
Caterpillar Financial Services Corp.
1.25%, 08/18/17[a]	250	250,193
1.50%, 02/23/18	250	250,810
Series G
1.25%, 11/06/17	250	250,405
John Deere Capital Corp.
1.20%, 10/10/17	250	250,403
1.35%, 01/16/18	100	100,154
1.55%, 12/15/17	300	301,491
2.80%, 09/18/17	150	152,273
Roper Technologies Inc.
1.85%, 11/15/17	150	150,598

		1,706,327
MANUFACTURING — 1.26%
3M Co.
1.00%, 06/26/17	100	100,145
Eaton Corp.
1.50%, 11/02/17	250	250,620
General Electric Co.
5.25%, 12/06/17	800	835,616

Security	Principal (000s)	Value
Tyco Electronics Group SA
6.55%, 10/01/17	$100	$104,768

		1,291,149
MEDIA — 1.81%
Comcast Corp.
5.88%, 02/15/18	405	428,539
6.30%, 11/15/17	250	262,942
Thomson Reuters Corp.
1.65%, 09/29/17	100	100,256
Time Warner Cable LLC
5.85%, 05/01/17	425	434,435
Viacom Inc.
3.50%, 04/01/17	125	126,135
6.13%, 10/05/17	100	104,119
Walt Disney Co. (The)
1.10%, 12/01/17	400	400,104

		1,856,530
METAL FABRICATE & HARDWARE — 0.44%
Precision Castparts Corp.
1.25%, 01/15/18	450	450,198

		450,198
MINING — 0.10%
Goldcorp Inc.
2.13%, 03/15/18	100	100,286

		100,286
OFFICE & BUSINESS EQUIPMENT — 0.16%
Pitney Bowes Inc.
5.75%, 09/15/17	162	167,677

		167,677
OIL & GAS — 5.04%
Anadarko Petroleum Corp.
6.38%, 09/15/17	187	194,854
BP Capital Markets PLC
1.38%, 11/06/17	250	250,033
1.67%, 02/13/18	350	351,011
1.85%, 05/05/17	150	150,530
Canadian Natural Resources Ltd.
1.75%, 01/15/18	150	149,826
5.70%, 05/15/17	300	306,472
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	300	299,676

SCHEDULES OF INVESTMENTS	45

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
1.35%, 11/15/17	$700	$701,043
1.37%, 03/02/18	350	350,322
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	175	174,095
Exxon Mobil Corp.
1.31%, 03/06/18[a]	600	601,452
1.44%, 03/01/18	100	100,341
Marathon Oil Corp.
6.00%, 10/01/17	200	207,000
Nabors Industries Inc.
6.15%, 02/15/18	200	208,000
Phillips 66
2.95%, 05/01/17	325	328,317
Shell International Finance BV
1.13%, 08/21/17	200	200,117
1.25%, 11/10/17	250	250,375
Total Capital Canada Ltd.
1.45%, 01/15/18	350	350,623

		5,174,087
OIL & GAS SERVICES — 0.10%
FMC Technologies Inc.
2.00%, 10/01/17[a]	100	100,109

		100,109
PHARMACEUTICALS — 4.58%
AbbVie Inc.
1.75%, 11/06/17	800	802,736
Actavis Funding SCS
2.35%, 03/12/18	1,000	1,009,740
Actavis Inc.
1.88%, 10/01/17	250	250,905
AmerisourceBergen Corp.
1.15%, 05/15/17	100	100,052
AstraZeneca PLC
5.90%, 09/15/17	450	468,170
Bristol-Myers Squibb Co.
0.88%, 08/01/17	100	99,861
Cardinal Health Inc.
1.70%, 03/15/18	100	100,167
Express Scripts Holding Co.
1.25%, 06/02/17	250	250,082
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	300	300,765

Security	Principal (000s)	Value
Johnson & Johnson
1.13%, 11/21/17	$100	$100,180
5.55%, 08/15/17	200	207,306
McKesson Corp.
1.40%, 03/15/18	75	74,839
Medco Health Solutions Inc.
7.13%, 03/15/18	175	187,637
Merck & Co. Inc.
1.10%, 01/31/18	300	299,904
Pfizer Inc.
1.10%, 05/15/17	350	350,446
Zoetis Inc.
1.88%, 02/01/18	100	100,098

		4,702,888
PIPELINES — 1.41%
Buckeye Partners LP
6.05%, 01/15/18	50	52,367
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	100	104,129
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	275	288,538
Kinder Morgan Inc./DE
2.00%, 12/01/17	300	300,939
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	200	200,654
Southern Natural Gas Co. LLC
5.90%, 04/01/17[c]	100	101,678
TransCanada PipeLines Ltd.
1.63%, 11/09/17	250	250,425
1.88%, 01/12/18	150	150,437

		1,449,167
REAL ESTATE INVESTMENT TRUSTS — 1.61%
American Tower Corp.
4.50%, 01/15/18	275	284,320
Equity Commonwealth
6.65%, 01/15/18 (Call 07/15/17)	50	51,548
HCP Inc.
6.70%, 01/30/18	155	164,543
Hospitality Properties Trust
6.70%, 01/15/18 (Call 07/15/17)	100	103,375
Kimco Realty Corp.
4.30%, 02/01/18 (Call 11/01/17)	75	76,990

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	$300	$301,806
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	150	150,938
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	205	205,982
Welltower Inc.
2.25%, 03/15/18	305	307,605

		1,647,107
RETAIL — 2.31%
Costco Wholesale Corp.
1.13%, 12/15/17	400	400,004
Dollar General Corp.
4.13%, 07/15/17	100	102,022
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	100	100,258
Macy’s Retail Holdings Inc.
7.45%, 07/15/17	100	104,306
McDonald’s Corp.
5.35%, 03/01/18	250	262,997
Nordstrom Inc.
6.25%, 01/15/18	300	316,728
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)	50	50,387
Target Corp.
6.00%, 01/15/18[a]	100	105,725
Wal-Mart Stores Inc.
5.38%, 04/05/17	300	305,618
5.80%, 02/15/18	300	317,997
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	300	300,663

		2,366,705
SEMICONDUCTORS — 0.78%
Altera Corp.
1.75%, 05/15/17	100	100,517
Intel Corp.
1.35%, 12/15/17	700	702,576

		803,093
SOFTWARE — 0.86%
Autodesk Inc.
1.95%, 12/15/17	100	100,355

Security	Principal (000s)	Value
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17	$100	$100,978
Fidelity National Information Services Inc.
1.45%, 06/05/17	75	75,087
Microsoft Corp.
0.88%, 11/15/17	100	99,945
Oracle Corp.
1.20%, 10/15/17	500	501,085

		877,450
TELECOMMUNICATIONS — 3.50%
AT&T Inc.
1.40%, 12/01/17[a]	600	599,430
1.75%, 01/15/18	500	500,755
5.50%, 02/01/18	450	471,537
British Telecommunications PLC
5.95%, 01/15/18	200	210,720
Cisco Systems Inc.
1.40%, 02/28/18	250	250,863
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	100	100,107
Qwest Corp.
6.50%, 06/01/17	100	102,625
Telefonica Emisiones SAU
6.22%, 07/03/17	125	128,921
Verizon Communications Inc.
1.35%, 06/09/17	750	750,748
5.50%, 02/15/18	75	78,764
Vodafone Group PLC
1.50%, 02/19/18	400	399,684

		3,594,154
TOYS, GAMES & HOBBIES — 0.10%
Mattel Inc.
1.70%, 03/15/18	100	100,197

		100,197
TRANSPORTATION — 0.70%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	100	102,311
5.75%, 03/15/18	125	132,576
CSX Corp.
6.25%, 03/15/18	100	106,812
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	75	75,922

SCHEDULES OF INVESTMENTS	47

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
United Parcel Service Inc.
1.13%, 10/01/17	$300	$300,468

		718,089
WATER — 0.15%
American Water Capital Corp.
6.09%, 10/15/17	150	156,881

		156,881

TOTAL CORPORATE BONDS & NOTES
(Cost: $92,793,319)		93,009,992

INVESTMENT COMPANIES — 4.92%
iShares iBonds Mar 2018 Term Corporate ex-Financials ETF[b]	204	5,049,020

TOTAL INVESTMENT COMPANIES
(Cost: $4,980,453)		5,049,020

SHORT-TERM INVESTMENTS — 9.76%

MONEY MARKET FUNDS — 9.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	6,134	6,134,274

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	3,887	$3,886,945

		10,021,219

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,020,614)		10,021,219

TOTAL INVESTMENTS IN SECURITIES — 105.32%
(Cost: $107,794,386)[g]		108,080,231
Other Assets, Less Liabilities — (5.32)%		(5,460,529)

NET ASSETS — 100.00%		$102,619,702

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $107,794,386. Net unrealized appreciation was $285,845, of which $315,393 represented gross unrealized appreciation on securities and $29,548 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares or Principal held at beginning of year (000s)	Shares or Principal purchased (000s)		Shares or Principal sold (000s)	Shares or Principal held at end of year (000s)	Value at end of year	Dividends or Interest income	Net realized gain (loss)
iShares iBonds Mar 2018 Term Corporate ex-Financials ETF	51	153	[a]	—	204	$5,049,020	$65,819	$—
PNC Bank N.A.
1.50%, 02/23/18	$250	$—		$—	$250	250,675	4,298	—
6.00%, 12/07/17	250	—		—	250	261,842	4,340	—

						$5,561,537	$74,457	$—

[a]	Shares received from a four-for-one stock split.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$93,009,992	$—	$93,009,992
Investment companies	5,049,020	—	—	5,049,020
Money market funds	10,021,219	—	—	10,021,219

Total	$15,070,239	$93,009,992	$—	$108,080,231

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 94.92%

AEROSPACE & DEFENSE — 0.79%
Boeing Capital Corp.
4.70%, 10/27/19	$150	$164,200
Boeing Co. (The)
4.88%, 02/15/20	100	110,675
L-3 Communications Corp.
5.20%, 10/15/19	245	266,707
Lockheed Martin Corp.
4.25%, 11/15/19	200	216,036

		757,618
AGRICULTURE — 1.13%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	425	437,270
9.25%, 08/06/19	125	150,576
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	70	81,416
Philip Morris International Inc.
4.50%, 03/26/20	200	218,204
Reynolds American Inc.
8.13%, 06/23/19	170	197,647

		1,085,113
AUTO MANUFACTURERS — 3.46%
American Honda Finance Corp.
2.25%, 08/15/19	250	255,270
Ford Motor Credit Co. LLC
1.90%, 08/12/19	200	199,056
2.02%, 05/03/19	400	399,796
2.46%, 03/27/20[a]	200	200,568
2.60%, 11/04/19	200	202,328
8.13%, 01/15/20	300	352,053
General Motors Financial Co. Inc.
2.40%, 05/09/19	300	300,375
3.15%, 01/15/20 (Call 12/15/19)	455	462,394
PACCAR Financial Corp.
1.30%, 05/10/19	250	249,193
Toyota Motor Credit Corp.
1.40%, 05/20/19	250	249,362
2.13%, 07/18/19	200	203,216
2.15%, 03/12/20	250	253,890

		3,327,501

Security	Principal (000s)	Value
BANKS — 32.37%
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19[a]	$250	$253,220
Bank of America Corp.
2.65%, 04/01/19	925	943,038
7.63%, 06/01/19	600	684,192
Bank of New York Mellon Corp. (The)
2.20%, 05/15/19 (Call 04/15/19)	250	253,943
2.30%, 09/11/19 (Call 08/11/19)	415	423,254
Series G
2.15%, 02/24/20 (Call 01/24/20)	250	252,740
Bank of Nova Scotia (The)
2.05%, 06/05/19	250	252,407
Barclays Bank PLC
6.75%, 05/22/19	450	501,628
Barclays PLC
2.75%, 11/08/19	400	403,972
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	300	305,955
6.85%, 04/30/19	200	225,180
BPCE SA
2.25%, 01/27/20[a]	250	252,725
2.50%, 07/15/19	250	254,647
Branch Banking & Trust Co.
1.45%, 05/10/19 (Call 04/10/19)	500	498,920
Canadian Imperial Bank of Commerce/Canada
1.60%, 09/06/19	100	99,833
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	550	559,042
Capital One N.A./Mclean VA
1.85%, 09/13/19 (Call 08/13/19)	500	499,220
Citigroup Inc.
2.40%, 02/18/20	500	504,790
2.50%, 07/29/19	450	457,362
2.55%, 04/08/19	900	915,399
8.50%, 05/22/19	200	232,058
Comerica Inc.
2.13%, 05/23/19 (Call 04/23/19)	100	100,658
Commonwealth Bank of Australia/New York NY
2.30%, 09/06/19	250	253,635
2.30%, 03/12/20	250	253,230

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Cooperatieve Rabobank UA/NY
1.38%, 08/09/19	$250	$248,058
2.25%, 01/14/20	250	253,097
Credit Suisse AG/New York NY
2.30%, 05/28/19	250	252,585
5.30%, 08/13/19	300	327,228
5.40%, 01/14/20[a]	260	281,645
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	500	501,050
Deutsche Bank AG
2.85%, 05/10/19	300	297,138
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	200	199,304
2.38%, 04/25/19 (Call 03/25/19)	200	203,208
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	900	917,019
5.38%, 03/15/20	650	717,308
HSBC USA Inc.
2.25%, 06/23/19	300	301,938
2.35%, 03/05/20	500	501,630
JPMorgan Chase & Co.
2.20%, 10/22/19	750	760,898
2.25%, 01/23/20 (Call 12/23/19)	850	856,817
4.95%, 03/25/20	500	546,785
6.30%, 04/23/19	350	387,824
KeyBank N.A./Cleveland OH
1.60%, 08/22/19	250	249,228
2.50%, 12/15/19	250	255,490
Lloyds Bank PLC
2.35%, 09/05/19[a]	200	203,288
2.40%, 03/17/20	400	404,020
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	500	503,315
Morgan Stanley
2.38%, 07/23/19	100	101,374
2.65%, 01/27/20	650	661,187
5.50%, 01/26/20	200	220,372
5.63%, 09/23/19	800	880,384
7.30%, 05/13/19	1,000	1,130,980
MUFG Union Bank N.A.
2.25%, 05/06/19 (Call 04/06/19)	250	251,760

Security	Principal (000s)	Value
PNC Bank N.A.
2.25%, 07/02/19 (Call 06/02/19)[b]	$250	$254,105
2.40%, 10/18/19 (Call 09/18/19)[b]	500	510,585
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20[b]	300	330,459
Royal Bank of Canada
1.63%, 04/15/19	400	400,016
2.15%, 03/06/20[a]	250	252,675
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	200	220,750
Santander Holdings USA Inc.
2.70%, 05/24/19 (Call 04/24/19)	250	252,315
Santander UK PLC
2.35%, 09/10/19	250	252,127
2.38%, 03/16/20	300	301,563
Skandinaviska Enskilda Banken AB
1.50%, 09/13/19[a]	250	248,253
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	1,000	1,012,370
Svenska Handelsbanken AB
1.50%, 09/06/19	250	248,483
2.25%, 06/17/19	250	253,922
Toronto-Dominion Bank (The)
2.25%, 11/05/19	645	656,029
U.S. Bancorp.
2.20%, 04/25/19 (Call 03/25/19)	200	203,452
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)	750	762,480
UBS AG/Stamford CT
2.35%, 03/26/20[a]	500	507,160
2.38%, 08/14/19	500	508,375
Wells Fargo & Co.
2.13%, 04/22/19	550	555,830
Series N
2.15%, 01/30/20[a]	650	653,646
Westpac Banking Corp.
1.60%, 08/19/19	100	99,779
4.88%, 11/19/19	800	869,984

		31,150,336

SCHEDULES OF INVESTMENTS	51

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
BEVERAGES — 1.31%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	$875	$969,807
Dr Pepper Snapple Group Inc.
2.00%, 01/15/20	100	100,025
PepsiCo Inc.
4.50%, 01/15/20	175	190,734

		1,260,566
BIOTECHNOLOGY — 0.68%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	350	355,341
Celgene Corp.
2.25%, 05/15/19	100	101,089
Gilead Sciences Inc.
2.05%, 04/01/19	100	101,332
2.35%, 02/01/20	100	101,934

		659,696
CHEMICALS — 2.57%
Dow Chemical Co. (The)
8.55%, 05/15/19	630	733,415
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	250	254,585
EI du Pont de Nemours & Co.
4.63%, 01/15/20	200	217,450
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	650	694,590
Methanex Corp.
3.25%, 12/15/19	100	98,750
Monsanto Co.
2.13%, 07/15/19	75	75,665
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20	100	108,656
6.50%, 05/15/19	75	83,308
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	100	101,276
Praxair Inc.
4.50%, 08/15/19	100	108,088

		2,475,783

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.10%
MasterCard Inc.
2.00%, 04/01/19	$100	$101,521

		101,521
COMPUTERS — 2.64%
Apple Inc.
1.10%, 08/02/19	100	99,339
2.10%, 05/06/19	1,000	1,018,630
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19[c]	825	847,333
International Business Machines Corp.
1.80%, 05/17/19	200	202,084
8.38%, 11/01/19	200	239,618
Lexmark International Inc.
5.13%, 03/15/20	125	130,390

		2,537,394
COSMETICS & PERSONAL CARE — 0.11%
Procter & Gamble Co. (The)
1.90%, 11/01/19	100	101,568

		101,568
DIVERSIFIED FINANCIAL SERVICES — 3.90%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19	250	256,562
American Express Credit Corp.
2.25%, 08/15/19	850	863,923
Ameriprise Financial Inc.
5.30%, 03/15/20	150	165,902
International Lease Finance Corp.
5.88%, 04/01/19	200	214,750
6.25%, 05/15/19	250	270,625
Jefferies Group LLC
8.50%, 07/15/19[a]	155	177,455
Legg Mason Inc.
2.70%, 07/15/19	115	116,317
Nasdaq Inc.
5.55%, 01/15/20	300	331,422
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	250	251,690

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Nomura Holdings Inc.
6.70%, 03/04/20	$450	$514,030
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	375	380,100
3.00%, 08/15/19 (Call 07/15/19)	100	102,077
TD Ameritrade Holding Corp.
5.60%, 12/01/19	100	111,288

		3,756,141
ELECTRIC — 3.09%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	350	356,387
CMS Energy Corp.
8.75%, 06/15/19	375	440,299
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	200	205,042
5.20%, 08/15/19	100	109,019
Series B
1.60%, 08/15/19	100	99,803
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	100	101,699
Duke Energy Corp.
5.05%, 09/15/19	300	327,717
Eversource Energy
4.50%, 11/15/19	50	53,821
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	100	102,631
5.20%, 10/01/19	100	109,166
Kansas City Power & Light Co.
7.15%, 04/01/19	100	112,299
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	25	25,400
2.70%, 09/15/19 (Call 08/15/19)	100	102,588
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	100	100,915
Portland General Electric Co.
6.10%, 04/15/19	25	27,621
Public Service Co. of Colorado
5.13%, 06/01/19[a]	100	109,277
Public Service Electric & Gas Co. Series I
1.80%, 06/01/19 (Call 05/01/19)	100	100,840

Security	Principal (000s)	Value
Southern Co. (The)
1.85%, 07/01/19	$55	$55,246
2.15%, 09/01/19 (Call 08/01/19)	375	379,492
Wisconsin Power & Light Co.
5.00%, 07/15/19	50	54,121

		2,973,383
ELECTRICAL COMPONENTS & EQUIPMENT — 0.17%
Emerson Electric Co.
4.88%, 10/15/19	150	164,228

		164,228
ELECTRONICS — 0.26%
Honeywell International Inc.
1.40%, 10/30/19	250	249,925

		249,925
ENVIRONMENTAL CONTROL — 0.31%
Republic Services Inc.
5.00%, 03/01/20	275	302,129

		302,129
FOOD — 1.63%
General Mills Inc.
2.20%, 10/21/19	300	305,424
JM Smucker Co. (The)
2.50%, 03/15/20	100	101,963
Kellogg Co.
4.15%, 11/15/19	100	107,161
Kraft Heinz Foods Co.
5.38%, 02/10/20	225	248,562
Kroger Co. (The)
1.50%, 09/30/19	100	99,521
6.15%, 01/15/20	100	112,892
Mondelez International Inc.
5.38%, 02/10/20	150	166,549
Sysco Corp.
1.90%, 04/01/19	250	251,455
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	175	178,719

		1,572,246
FOREST PRODUCTS & PAPER — 0.12%
International Paper Co.
9.38%, 05/15/19	100	117,561

		117,561

SCHEDULES OF INVESTMENTS	53

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
GAS — 0.42%
Dominion Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	$150	$153,348
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	250	253,535

		406,883
HAND & MACHINE TOOLS — 0.29%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	275	275,352

		275,352
HEALTH CARE — PRODUCTS — 2.23%
Abbott Laboratories
2.00%, 03/15/20	145	145,754
Becton Dickinson and Co.
2.68%, 12/15/19	500	515,070
6.38%, 08/01/19	100	112,210
Boston Scientific Corp.
6.00%, 01/15/20	200	223,728
Life Technologies Corp.
6.00%, 03/01/20	200	222,048
Medtronic Inc.
2.50%, 03/15/20	795	815,567
Stryker Corp.
4.38%, 01/15/20	100	107,750

		2,142,127
HEALTH CARE — SERVICES — 1.22%
Aetna Inc.
1.90%, 06/07/19	255	256,780
Anthem Inc.
2.25%, 08/15/19	300	302,919
Humana Inc.
2.63%, 10/01/19	100	101,928
Laboratory Corp. of America Holdings
2.63%, 02/01/20	150	152,275
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	100	101,673
2.70%, 04/01/19[a]	100	101,831
UnitedHealth Group Inc.
2.30%, 12/15/19[a]	150	153,189

		1,170,595

Security	Principal (000s)	Value
HOLDING COMPANIES — DIVERSIFIED — 0.59%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	$275	$282,736
FS Investment Corp.
4.00%, 07/15/19	125	125,909
4.25%, 01/15/20 (Call 12/15/19)	100	101,097
PennantPark Investment Corp.
4.50%, 10/01/19	55	54,938

		564,680
HOUSEHOLD PRODUCTS & WARES — 0.26%
Kimberly-Clark Corp.
1.85%, 03/01/20	250	252,318

		252,318
HOUSEWARES — 0.08%
Newell Brands Inc.
2.88%, 12/01/19 (Call 11/01/19)	75	76,822

		76,822
INSURANCE — 2.19%
Aflac Inc.
2.40%, 03/16/20	100	102,276
Allstate Corp. (The)
7.45%, 05/16/19	150	169,837
American Financial Group Inc./OH
9.88%, 06/15/19	100	119,570
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	350	355,173
Berkshire Hathaway Inc.
2.10%, 08/14/19	200	203,536
Chubb INA Holdings Inc.
5.90%, 06/15/19	100	110,664
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	125	138,794
Lincoln National Corp.
8.75%, 07/01/19	125	146,119
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	190	192,204
Protective Life Corp.
7.38%, 10/15/19	100	115,014
Prudential Financial Inc.
7.38%, 06/15/19	250	285,235

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Travelers Companies Inc. (The)
5.90%, 06/02/19[a]	$100	$110,425
WR Berkley Corp.
7.38%, 09/15/19	50	56,828

		2,105,675
INTERNET — 1.37%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	600	608,886
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	200	206,598
Baidu Inc.
2.75%, 06/09/19	200	203,850
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)[a]	300	302,892

		1,322,226
IRON & STEEL — 0.24%
Vale Overseas Ltd.
5.63%, 09/15/19	220	234,850

		234,850
MACHINERY — 1.64%
Caterpillar Financial Services Corp.
2.00%, 03/05/20[a]	250	252,087
2.10%, 06/09/19	150	152,082
John Deere Capital Corp.
1.25%, 10/09/19	100	99,149
1.70%, 01/15/20	50	49,922
2.05%, 03/10/20	100	100,906
2.25%, 04/17/19[a]	250	254,860
2.30%, 09/16/19	400	408,428
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	180	181,831
Roper Technologies Inc.
6.25%, 09/01/19	75	83,539

		1,582,804
MANUFACTURING — 1.38%
3M Co.
1.63%, 06/15/19[a]	200	201,584
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	250	254,758
5.50%, 01/08/20	200	223,794
6.00%, 08/07/19	425	477,538

Security	Principal (000s)	Value
Illinois Tool Works Inc.
6.25%, 04/01/19	$150	$166,422

		1,324,096
MEDIA — 2.59%
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	150	151,852
Comcast Corp.
5.15%, 03/01/20[a]	350	388,853
5.70%, 07/01/19	50	55,457
Time Warner Cable LLC
5.00%, 02/01/20	500	537,890
8.25%, 04/01/19	275	314,331
Time Warner Inc.
2.10%, 06/01/19	100	100,716
4.88%, 03/15/20	300	327,219
Viacom Inc.
2.20%, 04/01/19	200	200,728
5.63%, 09/15/19[a]	100	109,285
Walt Disney Co. (The)
1.85%, 05/30/19	300	304,230

		2,490,561
MINING — 1.36%
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	500	557,255
Newmont Mining Corp.
5.13%, 10/01/19	200	217,628
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	450	529,758

		1,304,641
OFFICE & BUSINESS EQUIPMENT — 0.17%
Xerox Corp.
5.63%, 12/15/19	150	163,353

		163,353
OIL & GAS — 5.30%
BP Capital Markets PLC
1.68%, 05/03/19	250	250,302
2.24%, 05/10/19[a]	200	202,888
2.32%, 02/13/20	550	558,360
2.52%, 01/15/20	100	101,997
Chevron Corp.
1.56%, 05/16/19	250	250,695

SCHEDULES OF INVESTMENTS	55

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
1.96%, 03/03/20 (Call 02/03/20)	$500	$504,150
2.19%, 11/15/19 (Call 10/15/19)	75	76,424
ConocoPhillips
6.00%, 01/15/20	200	224,488
EOG Resources Inc.
5.63%, 06/01/19	200	218,932
EQT Corp.
8.13%, 06/01/19	50	56,787
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	350	353,756
Husky Energy Inc.
7.25%, 12/15/19	150	171,912
Pioneer Natural Resources Co.
7.50%, 01/15/20	200	230,846
Shell International Finance BV
1.38%, 05/10/19	350	348,064
1.38%, 09/12/19	100	99,278
4.30%, 09/22/19	750	805,185
4.38%, 03/25/20	150	162,642
Total Capital International SA
2.10%, 06/19/19[a]	250	253,823
Valero Energy Corp.
6.13%, 02/01/20	200	225,896

		5,096,425
OIL & GAS SERVICES — 0.35%
Halliburton Co.
6.15%, 09/15/19	300	334,767

		334,767
PACKAGING & CONTAINERS — 0.11%
WestRock RKT Co.
3.50%, 03/01/20	100	103,585

		103,585
PHARMACEUTICALS — 4.60%
Abbott Laboratories
5.13%, 04/01/19	100	108,361
Actavis Funding SCS
2.45%, 06/15/19	100	101,561
3.00%, 03/12/20 (Call 02/12/20)	1,095	1,128,825
Actavis Inc.
6.13%, 08/15/19	25	27,732
AstraZeneca PLC
1.95%, 09/18/19	200	202,152

Security	Principal (000s)	Value
Express Scripts Holding Co.
2.25%, 06/15/19	$400	$404,944
Johnson & Johnson
1.88%, 12/05/19	200	203,602
Mead Johnson Nutrition Co.
4.90%, 11/01/19	100	108,813
Merck & Co. Inc.
1.85%, 02/10/20[a]	200	202,336
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	325	355,010
Mylan NV
2.50%, 06/07/19[c]	250	252,623
Pfizer Inc.
2.10%, 05/15/19	375	381,360
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	350	349,100
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	100	100,474
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	500	496,830

		4,423,723
PIPELINES — 1.98%
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)	100	98,500
Enbridge Energy Partners LP
5.20%, 03/15/20	50	54,124
Energy Transfer Partners LP
9.00%, 04/15/19	100	113,713
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	50	49,813
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	75	76,456
5.25%, 01/31/20	125	137,299
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	50	56,338
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	200	204,926
Magellan Midstream Partners LP
6.55%, 07/15/19	100	111,779
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	75	75,478

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	$50	$50,509
5.75%, 01/15/20	250	274,767
Spectra Energy Capital LLC
5.65%, 03/01/20	125	135,016
8.00%, 10/01/19	50	57,245
Williams Partners LP
5.25%, 03/15/20	375	405,289

		1,901,252
REAL ESTATE INVESTMENT TRUSTS — 2.21%
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	350	387,457
Digital Realty Trust LP
5.88%, 02/01/20 (Call 11/03/19)	75	82,936
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	150	152,445
Government Properties Income Trust
3.75%, 08/15/19 (Call 07/15/19)	150	152,793
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	175	177,023
Realty Income Corp.
6.75%, 08/15/19	50	56,669
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	100	101,343
Simon Property Group LP
5.65%, 02/01/20 (Call 11/01/19)	200	222,512
10.35%, 04/01/19 (Call 01/01/19)	225	267,066
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	175	183,540
Vornado Realty LP
2.50%, 06/30/19 (Call 05/30/19)	100	101,151
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	150	157,077
Weyerhaeuser Co.
7.38%, 10/01/19	75	85,597

		2,127,609
RETAIL — 1.80%
AutoNation Inc.
5.50%, 02/01/20	100	109,072

Security	Principal (000s)	Value
Costco Wholesale Corp.
1.70%, 12/15/19	$275	$277,112
1.75%, 02/15/20	100	100,609
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	200	203,668
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)[a]	250	254,635
McDonald’s Corp.
1.88%, 05/29/19	100	100,673
Target Corp.
2.30%, 06/26/19	300	307,194
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	375	384,360

		1,737,323
SEMICONDUCTORS — 0.19%
KLA-Tencor Corp.
3.38%, 11/01/19 (Call 10/01/19)	75	77,559
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)[a]	100	101,646

		179,205
SOFTWARE — 2.03%
Adobe Systems Inc.
4.75%, 02/01/20	200	218,500
CA Inc.
5.38%, 12/01/19	100	109,779
Microsoft Corp.
1.10%, 08/08/19[a]	100	99,354
1.85%, 02/12/20 (Call 01/12/20)	450	454,158
4.20%, 06/01/19	175	187,824
Oracle Corp.
2.25%, 10/08/19	600	613,350
5.00%, 07/08/19	250	273,187

		1,956,152
TELECOMMUNICATIONS — 4.38%
America Movil SAB de CV
5.00%, 10/16/19	300	327,258
5.00%, 03/30/20	400	438,616
AT&T Inc.
5.20%, 03/15/20	550	602,508
Cisco Systems Inc.
1.40%, 09/20/19[a]	100	100,014
4.45%, 01/15/20	750	815,528

SCHEDULES OF INVESTMENTS	57

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
Orange SA
5.38%, 07/08/19	$300	$329,187
Telefonica Emisiones SAU
5.88%, 07/15/19	300	330,585
Verizon Communications Inc.
2.63%, 02/21/20	975	993,301
Vodafone Group PLC
5.45%, 06/10/19	250	273,327

		4,210,324
TOYS, GAMES & HOBBIES — 0.05%
Mattel Inc.
2.35%, 05/06/19	50	50,609

		50,609
TRANSPORTATION — 1.20%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	200	218,622
FedEx Corp.
2.30%, 02/01/20	150	152,509
Norfolk Southern Corp.
5.90%, 06/15/19	100	110,740
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	100	101,718
2.55%, 06/01/19 (Call 05/01/19)	150	152,576
2.65%, 03/02/20 (Call 02/02/20)	100	101,909
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	100	101,009
United Parcel Service Inc.
5.13%, 04/01/19	200	218,056

		1,157,139
TRUCKING & LEASING — 0.05%
GATX Corp.
2.60%, 03/30/20 (Call 02/28/20)[a]	50	50,329

		50,329

TOTAL CORPORATE BONDS & NOTES
(Cost: $90,357,533)		91,338,134

INVESTMENT COMPANIES — 3.33%
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF[b]	128	3,202,168

TOTAL INVESTMENT COMPANIES
(Cost: $3,047,085)		3,202,168

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 6.57%
MONEY MARKET FUNDS — 6.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	4,667	$4,667,083
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	1,654	1,653,630

		6,320,713

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,320,332)		6,320,713

TOTAL INVESTMENTS IN SECURITIES — 104.82%
(Cost: $99,724,950)[g]		100,861,015
Other Assets, Less Liabilities — (4.82)%		(4,641,623)

NET ASSETS — 100.00%		$96,219,392

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $99,724,950. Net unrealized appreciation was $1,136,065, of which $1,176,381 represented gross unrealized appreciation on securities and $40,316 represented gross unrealized depreciation on securities.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares or Principal held at beginning of year (000s)	Shares or Principal purchased (000s)		Shares or Principal sold (000s)	Shares or Principal held at end of year (000s)	Value at end of year	Dividend or Interest Income	Net realized gain (loss)
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	32	96	[a]	—	128	$3,202,168	$65,827	$—
PNC Bank N.A.
2.25%, 07/02/19	$—	$250		$—	$250	254,105	2,806	—
2.40%, 10/18/19	500	—		—	500	510,585	10,267	—
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20	300	—		—	300	330,459	9,090	—

						$4,297,317	$87,990	$—

[a]	Shares received from a four-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$91,338,134	$—	$91,338,134
Investment companies	3,202,168	—	—	3,202,168
Money market funds	6,320,713	—	—	6,320,713

Total	$9,522,881	$91,338,134	$—	$100,861,015

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 94.11%

ADVERTISING — 0.62%
Omnicom Group Inc.
3.63%, 05/01/22	$325	$346,365
WPP Finance 2010
3.63%, 09/07/22	150	159,443

		505,808
AEROSPACE & DEFENSE — 1.46%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	100	101,178
Lockheed Martin Corp.
3.10%, 01/15/23 (Call 11/15/22)	275	287,144
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	200	205,224
United Technologies Corp.
3.10%, 06/01/22	575	607,160

		1,200,706
AGRICULTURE — 1.31%
Altria Group Inc.
2.85%, 08/09/22	650	668,265
Philip Morris International Inc.
2.50%, 08/22/22	300	305,838
2.63%, 03/06/23[a]	100	101,615

		1,075,718
AUTO MANUFACTURERS — 1.20%
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	213,390
General Motors Financial Co. Inc.
3.45%, 04/10/22 (Call 02/10/22)	400	404,500
Toyota Motor Credit Corp.
2.63%, 01/10/23	100	102,186
2.80%, 07/13/22[a]	250	260,253

		980,329
BANKS — 11.08%
Bank of America Corp.
3.30%, 01/11/23	1,225	1,260,488
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	400	406,148
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23[a]	350	365,172

Security	Principal (000s)	Value
Citigroup Inc.
3.38%, 03/01/23	$125	$128,840
4.05%, 07/30/22	250	263,090
Cooperatieve Rabobank UA
3.95%, 11/09/22	500	523,850
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	500	508,845
Goldman Sachs Group Inc. (The)
3.63%, 01/22/23	700	736,225
JPMorgan Chase & Co.
3.20%, 01/25/23	900	930,429
3.25%, 09/23/22	650	676,202
Morgan Stanley
3.75%, 02/25/23	1,050	1,108,559
4.88%, 11/01/22	275	301,733
MUFG Americas Holdings Corp.
3.50%, 06/18/22	100	104,700
National Australia Bank Ltd./New York
3.00%, 01/20/23	250	256,732
PNC Bank N.A.
2.70%, 11/01/22 (Call 10/01/22)[b]	250	252,368
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[b,c]	100	102,000
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22	250	259,930
U.S. Bancorp.
2.95%, 07/15/22 (Call 06/15/22)	300	310,806
Wells Fargo & Co. Series M
3.45%, 02/13/23[a]	575	589,898

		9,086,015
BEVERAGES — 4.58%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	754	761,088
3.30%, 02/01/23 (Call 12/01/22)	1,400	1,462,426
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	300	303,588
Diageo Investment Corp.
2.88%, 05/11/22	400	415,804
Molson Coors Brewing Co.
3.50%, 05/01/22[a]	100	106,142

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
PepsiCo Inc.
2.75%, 03/01/23	$325	$336,317
3.10%, 07/17/22 (Call 05/17/22)	350	369,078

		3,754,443
BIOTECHNOLOGY — 1.67%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	300	319,047
Biogen Inc.
3.63%, 09/15/22	300	319,881
Celgene Corp.
3.25%, 08/15/22[a]	250	259,335
3.55%, 08/15/22	300	316,506
Gilead Sciences Inc.
3.25%, 09/01/22 (Call 07/01/22)	150	157,718

		1,372,487
BUILDING MATERIALS — 0.09%
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	70	74,213

		74,213
CHEMICALS — 2.27%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	150	153,907
Celanese U.S. Holdings LLC
4.63%, 11/15/22[a]	200	217,870
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)[a]	480	493,853
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	320	336,106
EI du Pont de Nemours & Co.
2.80%, 02/15/23	300	303,225
NewMarket Corp.
4.10%, 12/15/22	100	102,867
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	250	251,667

		1,859,495
COMMERCIAL SERVICES — 0.36%
Block Financial LLC
5.50%, 11/01/22 (Call 05/01/22)	75	80,754
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)	100	104,104
Verisk Analytics Inc.
4.13%, 09/12/22	100	106,302

		291,160

Security	Principal (000s)	Value
COMPUTERS — 2.35%
Apple Inc.
2.70%, 05/13/22	$400	$413,164
2.85%, 02/23/23 (Call 12/23/22)	350	363,286
Computer Sciences Corp.
4.45%, 09/15/22	100	105,792
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)[a,d]	300	323,271
HP Inc.
4.05%, 09/15/22	75	79,106
International Business Machines Corp.
1.88%, 08/01/22	650	642,076

		1,926,695
COSMETICS & PERSONAL CARE — 0.27%
Colgate-Palmolive Co.
1.95%, 02/01/23	225	223,495

		223,495
DISTRIBUTION & WHOLESALE — 0.31%
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	250	254,262

		254,262
DIVERSIFIED FINANCIAL SERVICES — 3.68%
American Express Co.
2.65%, 12/02/22	500	508,245
Capital One Bank USA N.A.
3.38%, 02/15/23	250	254,968
Charles Schwab Corp. (The)
3.23%, 09/01/22	100	104,479
CME Group Inc.
3.00%, 09/15/22	250	262,845
Discover Financial Services
3.85%, 11/21/22	250	258,437
International Lease Finance Corp.
5.88%, 08/15/22	250	275,625
Invesco Finance PLC
3.13%, 11/30/22	250	259,538
Jefferies Group LLC
5.13%, 01/20/23[a]	150	158,506
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/23 (Call 12/15/22)	150	153,900
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	250	258,420

SCHEDULES OF INVESTMENTS	61

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	$500	$520,120

		3,015,083
ELECTRIC — 4.10%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)[a]	100	103,117
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)[a]	200	206,588
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	125	130,135
Dominion Resources Inc./VA Series B
2.75%, 09/15/22 (Call 06/15/22)	100	101,795
DTE Energy Co.
3.30%, 06/15/22 (Call 04/15/22)	100	104,983
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	200	208,010
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	200	207,880
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	200	215,076
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)[a]	300	319,224
Georgia Power Co.
2.85%, 05/15/22	100	103,917
Kansas City Power & Light Co.
3.15%, 03/15/23 (Call 12/15/22)	100	102,272
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	200	217,930
7.00%, 09/01/22	100	125,505
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	275	279,020
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	250	262,640
Public Service Co. of Colorado
2.50%, 03/15/23 (Call 09/15/22)[a]	125	126,173
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	100	113,741
Tampa Electric Co.
2.60%, 09/15/22 (Call 06/15/22)	150	153,238
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)[a]	75	73,594
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	200	204,982

		3,359,820

Security	Principal (000s)	Value
ELECTRONICS — 0.19%
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	$100	$103,061
Jabil Circuit Inc.
4.70%, 09/15/22	50	52,750

		155,811
ENGINEERING & CONSTRUCTION — 0.38%
ABB Finance USA Inc.
2.88%, 05/08/22	300	311,187

		311,187
ENVIRONMENTAL CONTROL — 0.54%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	320	341,597
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	100	103,829

		445,426
FOOD — 1.82%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	364	372,914
Flowers Foods Inc.
4.38%, 04/01/22 (Call 01/01/22)[a]	100	105,605
Kraft Heinz Foods Co.
3.50%, 06/06/22	500	528,485
3.50%, 07/15/22 (Call 05/15/22)	200	210,732
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	250	274,063

		1,491,799
HAND & MACHINE TOOLS — 0.25%
Stanley Black & Decker Inc.
2.90%, 11/01/22	200	207,994

		207,994
HEALTH CARE — PRODUCTS — 0.90%
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	100	105,070
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	270	275,427
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	350	358,963

		739,460
HEALTH CARE — SERVICES — 2.01%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	300	305,793

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Anthem Inc.
3.30%, 01/15/23	$450	$465,210
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	100	103,079
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	200	213,260
UnitedHealth Group Inc.
2.75%, 02/15/23 (Call 11/15/22)	150	153,285
2.88%, 03/15/23	400	411,040

		1,651,667
HOLDING COMPANIES — DIVERSIFIED — 0.19%
Brixmor Operating Partnership LP
3.88%, 08/15/22 (Call 06/15/22)	150	156,447

		156,447
HOME BUILDERS — 0.19%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	150	158,049

		158,049
HOME FURNISHINGS — 0.22%
Whirlpool Corp.
3.70%, 03/01/23	175	184,415

		184,415
HOUSEHOLD PRODUCTS & WARES — 0.25%
Church & Dwight Co. Inc.
2.88%, 10/01/22	100	101,489
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	100	103,761

		205,250
HOUSEWARES — 0.13%
Newell Brands Inc.
4.00%, 06/15/22 (Call 03/15/22)	100	106,168

		106,168
INSURANCE — 3.48%
American International Group Inc.
4.88%, 06/01/22	500	557,790
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	200	209,966
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)[a]	450	463,518
3.00%, 02/11/23	350	364,823
Chubb INA Holdings Inc.
2.70%, 03/13/23	300	306,030

Security	Principal (000s)	Value
2.88%, 11/03/22 (Call 09/03/22)	$50	$51,977
Fidelity National Financial Inc.
5.50%, 09/01/22	50	54,094
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	375	423,540
MetLife Inc.
3.05%, 12/15/22	225	232,875
Primerica Inc.
4.75%, 07/15/22	75	81,356
Voya Financial Inc.
5.50%, 07/15/22	100	111,849

		2,857,818
INTERNET — 1.30%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	420	428,740
Baidu Inc.
3.50%, 11/28/22	200	208,537
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	325	325,172
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	100	102,107

		1,064,556
IRON & STEEL — 0.13%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	100	108,838

		108,838
MACHINERY — 1.63%
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	450	460,512
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	400	411,260
Flowserve Corp.
3.50%, 09/15/22 (Call 06/15/22)[a]	100	103,274
John Deere Capital Corp.
2.80%, 03/06/23	350	360,714

		1,335,760
MANUFACTURING — 2.72%
3M Co.
2.00%, 06/26/22	225	226,127
Eaton Corp.
2.75%, 11/02/22	450	458,577

SCHEDULES OF INVESTMENTS	63

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
General Electric Co.
2.70%, 10/09/22	$200	$206,526
3.10%, 01/09/23	825	868,395
3.15%, 09/07/22	350	369,544
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	100	99,873

		2,229,042
MEDIA — 4.75%
21st Century Fox America Inc.
3.00%, 09/15/22	500	515,955
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (Call 05/23/22)[d]	750	797,700
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	100	139,456
Comcast Corp.
3.13%, 07/15/22	500	525,895
Discovery Communications LLC
3.30%, 05/15/22	175	179,452
NBCUniversal Media LLC
2.88%, 01/15/23	675	696,755
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	100	101,298
Time Warner Entertainment Co. LP
8.38%, 03/15/23	200	258,780
Time Warner Inc.
3.40%, 06/15/22	220	229,216
Viacom Inc.
3.25%, 03/15/23 (Call 12/15/22)[a]	250	249,825
Walt Disney Co. (The)
2.35%, 12/01/22	200	203,948

		3,898,280
METAL FABRICATE & HARDWARE — 0.31%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	250	253,307

		253,307
MINING — 0.61%
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	245	252,456
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	193	199,471

Security	Principal (000s)	Value
Southern Copper Corp.
3.50%, 11/08/22	$50	$50,560

		502,487
OIL & GAS — 6.79%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	450	462,118
BP Capital Markets PLC
2.50%, 11/06/22	575	577,731
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	575	579,606
Cimarex Energy Co.
5.88%, 05/01/22 (Call 05/01/17)	150	157,205
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	350	348,502
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	270	271,350
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	200	199,662
Exxon Mobil Corp.
2.73%, 03/01/23 (Call 01/01/23)	450	460,800
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	150	159,582
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	170	161,500
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	100	102,160
2.70%, 02/15/23 (Call 11/15/22)	300	304,437
Phillips 66
4.30%, 04/01/22	550	604,340
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)	250	265,912
Sasol Financing International Ltd.
4.50%, 11/14/22	300	305,949
Shell International Finance BV
2.38%, 08/21/22	400	402,064
Total Capital International SA
2.70%, 01/25/23	200	203,864

		5,566,782
OIL & GAS SERVICES — 0.46%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)	50	50,448
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	350	329,963

		380,411

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
PACKAGING & CONTAINERS — 0.19%
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	$75	$78,955
WestRock RKT Co.
4.00%, 03/01/23 (Call 12/01/22)	75	78,855

		157,810
PHARMACEUTICALS — 5.34%
AbbVie Inc.
2.90%, 11/06/22	920	931,224
3.20%, 11/06/22 (Call 09/06/22)	100	102,772
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	425	436,832
Baxalta Inc.
3.60%, 06/23/22 (Call 04/23/22)	100	104,218
Bristol-Myers Squibb Co.
2.00%, 08/01/22	300	300,429
Cardinal Health Inc.
3.20%, 06/15/22	100	104,040
3.20%, 03/15/23	75	78,010
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	200	206,302
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	550	571,384
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	70	70,193
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	250	254,610
Novartis Capital Corp.
2.40%, 09/21/22	450	460,683
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	300	303,045
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	445	453,678

		4,377,420
PIPELINES — 3.32%
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	200	197,080
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	200	204,932
Gulf South Pipeline Co. LP
4.00%, 06/15/22 (Call 03/15/22)	100	102,537
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	150	150,035

Security	Principal (000s)	Value
3.95%, 09/01/22 (Call 06/01/22)	$350	$366,124
MPLX LP
5.50%, 02/15/23 (Call 08/15/17)	150	156,790
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	135	137,658
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	95	91,350
3.65%, 06/01/22 (Call 03/01/22)	300	308,907
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	150	160,842
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	100	98,176
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	150	150,824
TransCanada PipeLines Ltd.
2.50%, 08/01/22	125	124,685
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	100	102,625
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	375	374,936

		2,727,501
REAL ESTATE — 0.32%
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	250	262,357

		262,357
REAL ESTATE INVESTMENT TRUSTS — 4.75%
American Tower Corp.
3.50%, 01/31/23	345	356,133
AvalonBay Communities Inc.
2.85%, 03/15/23 (Call 12/15/22)	150	151,512
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	300	317,328
Crown Castle International Corp.
5.25%, 01/15/23	600	671,694
CubeSmart LP
4.80%, 07/15/22 (Call 04/15/22)	150	164,132
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	100	108,797
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/03/22)	100	103,254

SCHEDULES OF INVESTMENTS	65

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	$100	$106,024
Equity One Inc.
3.75%, 11/15/22 (Call 08/15/22)	100	102,286
Essex Portfolio LP
3.38%, 01/15/23 (Call 10/15/22)	225	230,816
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)[a]	100	100,910
4.00%, 12/01/22 (Call 10/01/22)	150	157,834
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	100	108,102
Host Hotels & Resorts LP
4.75%, 03/01/23 (Call 12/01/22)	75	79,712
Kilroy Realty LP
3.80%, 01/15/23 (Call 10/15/22)	75	77,124
Kimco Realty Corp.
3.40%, 11/01/22 (Call 09/01/22)	100	104,485
Liberty Property LP
4.13%, 06/15/22 (Call 03/15/22)	200	212,824
Simon Property Group LP
2.75%, 02/01/23 (Call 11/01/22)	250	254,272
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	220	227,473
Weingarten Realty Investors
3.38%, 10/15/22 (Call 07/15/22)	50	51,193
Welltower Inc.
3.75%, 03/15/23 (Call 12/15/22)	200	208,152

		3,894,057
RETAIL — 3.68%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	300	318,849
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	300	305,604
3.50%, 07/20/22 (Call 05/20/22)	550	580,140
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	350	361,123
Kohl’s Corp.
3.25%, 02/01/23 (Call 11/01/22)[a]	100	99,524
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	250	262,967
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)[a]	250	241,015

Security	Principal (000s)	Value
QVC Inc.
4.38%, 03/15/23	$320	$320,800
Staples Inc.
4.38%, 01/12/23 (Call 10/14/22)[a]	150	151,214
Walgreen Co.
3.10%, 09/15/22	370	381,514

		3,022,750
SAVINGS & LOANS — 0.12%
People’s United Financial Inc.
3.65%, 12/06/22 (Call 09/06/22)	100	102,489

		102,489
SEMICONDUCTORS — 1.91%
Intel Corp.
2.70%, 12/15/22	675	698,740
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	100	101,315
QUALCOMM Inc.
3.00%, 05/20/22	500	521,020
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)	250	247,470

		1,568,545
SOFTWARE — 2.51%
Dun & Bradstreet Corp. (The)
4.38%, 12/01/22 (Call 09/01/22)	50	51,709
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	200	210,784
Microsoft Corp.
2.13%, 11/15/22	300	301,407
2.65%, 11/03/22 (Call 09/03/22)	250	258,132
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	400	405,928
2.50%, 10/15/22	820	833,268

		2,061,228
TELECOMMUNICATIONS — 5.13%
America Movil SAB de CV
3.13%, 07/16/22	400	410,276
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	900	891,234
3.00%, 06/30/22 (Call 04/30/22)	550	556,705
3.60%, 02/17/23 (Call 12/17/22)	250	257,497
Cisco Systems Inc.
2.60%, 02/28/23	250	255,067

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
Motorola Solutions Inc.
3.50%, 03/01/23	$70	$70,075
3.75%, 05/15/22	300	309,399
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	75	77,170
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	170	177,157
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	500	499,850
Vodafone Group PLC
2.50%, 09/26/22	100	99,663
2.95%, 02/19/23	600	605,568

		4,209,661
TEXTILES — 0.13%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	100	103,858

		103,858
TRANSPORTATION — 2.11%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	295	306,552
3.05%, 09/01/22 (Call 06/01/22)	50	52,487
FedEx Corp.
2.63%, 08/01/22	200	204,906
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	200	204,848
3.00%, 04/01/22 (Call 01/01/22)	300	310,959
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	120	124,728
4.16%, 07/15/22 (Call 04/15/22)	100	111,661
United Parcel Service Inc.
2.45%, 10/01/22	400	411,068

		1,727,209

TOTAL CORPORATE BONDS & NOTES
(Cost: $75,110,813)		77,205,568
INVESTMENT COMPANIES — 3.91%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF[b]	129	3,210,694

TOTAL INVESTMENT COMPANIES
(Cost: $2,974,253)		3,210,694

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 7.99%

MONEY MARKET FUNDS — 7.99%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[e,f,g]	5,585	$5,585,972
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	968	967,697

		6,553,669

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,553,206)		6,553,669

TOTAL INVESTMENTS IN SECURITIES — 106.01%
(Cost: $84,638,272)[h]		86,969,931
Other Assets, Less Liabilities — (6.01)%		(4,929,034)

NET ASSETS — 100.00%		$82,040,897

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $84,638,272. Net unrealized appreciation was $2,331,659, of which $2,369,185 represented gross unrealized appreciation on securities and $37,526 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments  (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares or Principal held at beginning of year (000s)	Shares or Principal purchased (000s)		Shares or Principal sold (000s)	Shares or Principal held at end of year (000s)	Value at end of year	Dividends or Interest income	Net realized gain (loss)
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	32	97	[a]	—	129	$3,210,694	$88,168	$—
PNC Bank N.A.
2.70%, 11/01/22	$250	$—		$—	$250	252,368	7,020	—
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	100	—		—	100	102,000	3,621	—

						$3,565,062	$98,809	$—

[a]	Shares received from a four-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$77,205,568	$—	$77,205,568
Investment companies	3,210,694	—	—	3,210,694
Money market funds	6,553,669	—	—	6,553,669

Total	$9,764,363	$77,205,568	$—	$86,969,931

See notes to financial statements.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF		iShares iBonds Mar 2020 Term Corporate ex-Financials ETF		iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

ASSETS
Investments, at cost:
Unaffiliated	$180,592,054		$83,025,566		$40,089,898
Affiliated (Note 2)	12,326,676		6,095,857		2,677,650

Total cost of investments	$192,918,730		$89,121,423		$42,767,548

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$180,945,659		$83,740,577		$41,300,800
Affiliated (Note 2)	12,327,328		6,096,318		2,677,868

Total fair value of investments	193,272,987		89,836,895		43,978,668
Receivables:
Interest	1,189,550		683,962		328,113
Capital shares sold	—		—		49,159

Total Assets	194,462,537		90,520,857		44,355,940

LIABILITIES
Payables:
Investment securities purchased	—		332,921		—
Collateral for securities on loan (Note 1)	6,828,194		4,610,541		2,195,185
Investment advisory fees (Note 2)	15,352		7,003		3,447

Total Liabilities	6,843,546		4,950,465		2,198,632

NET ASSETS	$187,618,991		$85,570,392		$42,157,308

Net assets consist of:
Paid-in capital	$187,679,564		$85,748,405		$41,764,638
Undistributed net investment income	181,393		108,118		88,323
Accumulated net realized loss	(596,223)		(1,001,603)		(906,773)
Net unrealized appreciation	354,257		715,472		1,211,120

NET ASSETS	$187,618,991		$85,570,392		$42,157,308

Shares outstanding[b]	7,600,000	[c]	3,450,000[c]		1,700,000	[c]

Net asset value per share	$24.69	[c]	$24.80	[c]	$24.80	[c]

[a]	Securities on loan with values of $6,651,373, $4,479,535 and $2,128,861, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2016

	iShares iBonds Mar 2018 Term Corporate ETF		iShares iBonds Mar 2020 Term Corporate ETF		iShares iBonds Mar 2023 Term Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$92,282,148		$89,278,196		$74,767,880
Affiliated (Note 2)	15,512,238		10,446,754		9,870,392

Total cost of investments	$107,794,386		$99,724,950		$84,638,272

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$92,497,475		$90,242,985		$76,851,200
Affiliated (Note 2)	15,582,756		10,618,030		10,118,731

Total fair value of investments	108,080,231		100,861,015		86,969,931
Receivables:
Interest	681,118		783,549		663,081

Total Assets	108,761,349		101,644,564		87,633,012

LIABILITIES
Payables:
Investment securities purchased	—		750,769		—
Collateral for securities on loan (Note 1)	6,133,665		4,666,643		5,585,500
Investment advisory fees (Note 2)	7,982		7,760		6,615

Total Liabilities	6,141,647		5,425,172		5,592,115

NET ASSETS	$102,619,702		$96,219,392		$82,040,897

Net assets consist of:
Paid-in capital	$102,395,488		$95,202,487		$80,139,044
Undistributed net investment income	118,992		137,017		166,265
Accumulated net realized loss	(180,623)		(256,177)		(596,071)
Net unrealized appreciation	285,845		1,136,065		2,331,659

NET ASSETS	$102,619,702		$96,219,392		$82,040,897

Shares outstanding[b]	4,000,000	[c]	3,650,000	[c]	3,050,000	[c]

Net asset value per share	$25.65	[c]	$26.36	[c]	$26.90	[c]

[a]	Securities on loan with values of $5,969,937, $4,530,936 and $5,409,334, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.

See notes to financial statements.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$16,117	$2,756	$1,370
Interest — unaffiliated	2,504,737	1,376,130	1,118,130
Securities lending income — affiliated — net (Note 2)	16,002	12,732	7,538

Total investment income	2,536,856	1,391,618	1,127,038

EXPENSES
Investment advisory fees (Note 2)	180,869	65,095	39,233

Total expenses	180,869	65,095	39,233
Less investment advisory fees waived (Note 2)	(5,767)	(905)	(486)

Net expenses	175,102	64,190	38,747

Net investment income	2,361,754	1,327,428	1,088,291

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(415,730)	(337,495)	(288,076)
Investments — affiliated (Note 2)	168	38	67
Realized gain distributions from affiliated funds	8	2	1

Net realized loss	(415,554)	(337,455)	(288,008)

Net change in unrealized appreciation/depreciation	445,297	894,457	1,559,377

Net realized and unrealized gain	29,743	557,002	1,271,369

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,391,497	$1,884,430	$2,359,660

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2016

	iShares iBonds Mar 2018 Term Corporate ETF	iShares iBonds Mar 2020 Term Corporate ETF	iShares iBonds Mar 2023 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$74,041	$69,612	$90,548
Interest — unaffiliated	1,521,828	1,909,780	2,081,453
Interest — affiliated (Note 2)	8,638	22,163	10,641
Securities lending income — affiliated — net (Note 2)	9,142	19,575	10,280

Total investment income	1,613,649	2,021,130	2,192,922

EXPENSES
Investment advisory fees (Note 2)	101,030	87,069	70,676

Total expenses	101,030	87,069	70,676
Less investment advisory fees waived (Note 2)	(7,884)	(4,541)	(4,021)

Net expenses	93,146	82,528	66,655

Net investment income	1,520,503	1,938,602	2,126,267

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(128,069)	(256,239)	(448,874)
Investments — affiliated (Note 2)	5	60	9
Realized gain distributions from affiliated funds	6	2	2

Net realized loss	(128,058)	(256,177)	(448,863)

Net change in unrealized appreciation/depreciation	293,028	1,250,529	3,095,832

Net realized and unrealized gain	164,970	994,352	2,646,969

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,685,473	$2,932,954	$4,773,236

See notes to financial statements.

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF		iShares iBonds Mar 2020 Term Corporate ex-Financials ETF
	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,361,754	$2,300,193	$1,327,428	$1,177,517
Net realized loss	(415,554)	(45,631)	(337,455)	(107,828)
Net change in unrealized appreciation/depreciation	445,297	(730)	894,457	80,006

Net increase in net assets resulting from operations	2,391,497	2,253,832	1,884,430	1,149,695

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,359,011)	(2,313,109)	(1,322,000)	(1,173,889)

Total distributions to shareholders	(2,359,011)	(2,313,109)	(1,322,000)	(1,173,889)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,804,035	9,921,296	26,057,265	14,809,336
Cost of shares redeemed	—	—	—	(9,849,056)

Net increase in net assets from capital share transactions	14,804,035	9,921,296	26,057,265	4,960,280

INCREASE IN NET ASSETS	14,836,521	9,862,019	26,619,695	4,936,086

NET ASSETS
Beginning of year	172,782,470	162,920,451	58,950,697	54,014,611

End of year	$187,618,991	$172,782,470	$85,570,392	$58,950,697

Undistributed net investment income included in net assets at end of year	$181,393	$178,650	$108,118	$102,690

SHARES ISSUED AND REDEEMED
Shares sold	600,000	400,000	1,050,000	600,000
Shares redeemed	—	—	—	(400,000)

Net increase in shares outstanding	600,000	400,000	1,050,000	200,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF		iShares iBonds Mar 2018 Term Corporate ETF
	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,088,291	$1,270,555	$1,520,503	$1,312,708
Net realized loss	(288,008)	(374,001)	(128,058)	(3,103)
Net change in unrealized appreciation/depreciation	1,559,377	494,794	293,028	(235,134)

Net increase in net assets resulting from operations	2,359,660	1,391,348	1,685,473	1,074,471

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,096,339)	(1,283,464)	(1,504,136)	(1,291,441)

Total distributions to shareholders	(1,096,339)	(1,283,464)	(1,504,136)	(1,291,441)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,482,704	4,905,968	5,088,479	30,821,530
Cost of shares redeemed	—	(19,445,875)	—	(5,120,058)

Net increase (decrease) in net assets from capital share transactions	2,482,704	(14,539,907)	5,088,479	25,701,472

INCREASE (DECREASE) IN NET ASSETS	3,746,025	(14,432,023)	5,269,816	25,484,502

NET ASSETS
Beginning of year	38,411,283	52,843,306	97,349,886	71,865,384

End of year	$42,157,308	$38,411,283	$102,619,702	$97,349,886

Undistributed net investment income included in net assets at end of year	$88,323	$96,371	$118,992	$102,625

SHARES ISSUED AND REDEEMED
Shares sold	100,000	200,000	200,000	1,200,000
Shares redeemed	—	(800,000)	—	(200,000)

Net increase (decrease) in shares outstanding	100,000	(600,000)	200,000	1,000,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.

See notes to financial statements.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2020 Term Corporate ETF		iShares iBonds Mar 2023 Term Corporate ETF
	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]	Year ended October 31, 2016[a]	Year ended October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,938,602	$1,280,187	$2,126,267	$1,656,759
Net realized gain (loss)	(256,177)	8,788	(448,863)	(142,020)
Net change in unrealized appreciation/depreciation	1,250,529	(537,767)	3,095,832	(1,222,072)

Net increase in net assets resulting from operations	2,932,954	751,208	4,773,236	292,667

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,924,962)	(1,206,376)	(2,103,593)	(1,571,345)

Total distributions to shareholders	(1,924,962)	(1,206,376)	(2,103,593)	(1,571,345)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,044,819	52,546,148	17,184,801	37,286,738

Net increase in net assets from capital share transactions	17,044,819	52,546,148	17,184,801	37,286,738

INCREASE IN NET ASSETS	18,052,811	52,090,980	19,854,444	36,008,060

NET ASSETS
Beginning of year	78,166,581	26,075,601	62,186,453	26,178,393

End of year	$96,219,392	$78,166,581	$82,040,897	$62,186,453

Undistributed net investment income included in net assets at end of year	$137,017	$123,377	$166,265	$143,591

SHARES ISSUED
Shares sold	650,000	2,000,000	650,000	1,400,000

Net increase in shares outstanding	650,000	2,000,000	650,000	1,400,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2018 Term Corporate ex-Financials ETF

	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Apr. 17, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$24.68	$24.68	$24.55	$24.88

Income from investment operations:
Net investment income[c]	0.32	0.34	0.34	0.17
Net realized and unrealized gain (loss)[d]	0.01	(0.00)[e]	0.13	(0.37)

Total from investment operations	0.33	0.34	0.47	(0.20)

Less distributions from:
Net investment income	(0.32)	(0.34)	(0.34)	(0.13)

Total distributions	(0.32)	(0.34)	(0.34)	(0.13)

Net asset value, end of period	$24.69	$24.68	$24.68	$24.55

Total return	1.34%	1.39%	1.97%	(0.81)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$187,619	$172,782	$162,920	$171,817
Ratio of expenses to average net assets[g]	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[g]	0.10%	0.10%	n/a	n/a
Ratio of net investment income to average net assets[g]	1.31%	1.37%	1.39%	1.25%
Portfolio turnover rate[h]	4%	6%	15%	2%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Rounds to less than $0.01.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Apr. 17, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$24.56	$24.55	$24.12	$24.88

Income from investment operations:
Net investment income[c]	0.50	0.53	0.52	0.25
Net realized and unrealized gain (loss)[d]	0.25	0.02	0.42	(0.81)

Total from investment operations	0.75	0.55	0.94	(0.56)

Less distributions from:
Net investment income	(0.51)	(0.54)	(0.51)	(0.20)

Total distributions	(0.51)	(0.54)	(0.51)	(0.20)

Net asset value, end of period	$24.80	$24.56	$24.55	$24.12

Total return	3.09%	2.23%	3.96%	(2.24)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$85,570	$58,951	$54,015	$57,884
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	n/a	n/a
Ratio of net investment income to average net assets[f]	2.04%	2.17%	2.13%	1.89%
Portfolio turnover rate[g]	8%	35%	43%	2%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Apr. 17, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$24.01	$24.02	$23.33	$24.88

Income from investment operations:
Net investment income[c]	0.68	0.69	0.68	0.34
Net realized and unrealized gain (loss)[d]	0.79	(0.01)	0.68	(1.63)

Total from investment operations	1.47	0.68	1.36	(1.29)

Less distributions from:
Net investment income	(0.68)	(0.69)	(0.67)	(0.26)

Total distributions	(0.68)	(0.69)	(0.67)	(0.26)

Net asset value, end of period	$24.80	$24.01	$24.02	$23.33

Total return	6.24%	2.86%	5.93%	(5.14)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$42,157	$38,411	$52,843	$41,998
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	n/a	n/a
Ratio of net investment income to average net assets[f]	2.77%	2.86%	2.86%	2.73%
Portfolio turnover rate[g]	12%	17%	8%	1%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2018 Term Corporate ETF

	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Jul. 9, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$25.62	$25.67	$25.58	$24.99

Income from investment operations:
Net investment income[c]	0.39	0.40	0.43	0.15
Net realized and unrealized gain (loss)[d]	0.02	(0.05)	0.11	0.55

Total from investment operations	0.41	0.35	0.54	0.70

Less distributions from:
Net investment income	(0.38)	(0.40)	(0.45)	(0.11)

Total distributions	(0.38)	(0.40)	(0.45)	(0.11)

Net asset value, end of period	$25.65	$25.62	$25.67	$25.58

Total return	1.64%	1.37%	2.11%	2.80%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$102,620	$97,350	$71,865	$15,346
Ratio of expenses to average net assets[f]	0.09%	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	1.50%	1.56%	1.67%	1.85%
Portfolio turnover rate[g]	3%	5%	3%	3%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2020 Term Corporate ETF

	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Jul. 9, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$26.06	$26.08	$25.65	$24.99

Income from investment operations:
Net investment income[c]	0.58	0.61	0.70	0.21
Net realized and unrealized gain (loss)[d]	0.30	(0.01)	0.41	0.62

Total from investment operations	0.88	0.60	1.11	0.83

Less distributions from:
Net investment income	(0.58)	(0.62)	(0.68)	(0.17)

Total distributions	(0.58)	(0.62)	(0.68)	(0.17)

Net asset value, end of period	$26.36	$26.06	$26.08	$25.65

Total return	3.46%	2.30%	4.36%	3.36%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$96,219	$78,167	$26,076	$10,262
Ratio of expenses to average net assets[f]	0.09%	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.23%	2.33%	2.70%	2.68%
Portfolio turnover rate[g]	9%	3%	9%	6%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2023 Term Corporate ETF

	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Jul. 9, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$25.91	$26.18	$25.36	$24.99

Income from investment operations:
Net investment income[c]	0.79	0.81	0.87	0.25
Net realized and unrealized gain (loss)[d]	0.99	(0.27)	0.80	0.32

Total from investment operations	1.78	0.54	1.67	0.57

Less distributions from:
Net investment income	(0.79)	(0.81)	(0.85)	(0.20)

Total distributions	(0.79)	(0.81)	(0.85)	(0.20)

Net asset value, end of period	$26.90	$25.91	$26.18	$25.36

Total return	6.99%	2.07%	6.68%	2.33%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$82,041	$62,186	$26,178	$10,144
Ratio of expenses to average net assets[f]	0.09%	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	3.01%	3.11%	3.36%	3.20%
Portfolio turnover rate[g]	6%	6%	3%	2%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016, for shareholders of record on July 19, 2016. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
iBonds Mar 2018 Term Corporate ex-Financials	iShares iBonds Mar 2018 Corporate ex-Financials ETF	Non-diversified
iBonds Mar 2020 Term Corporate ex-Financials	iShares iBonds Mar 2020 Corporate ex-Financials ETF	Non-diversified
iBonds Mar 2023 Term Corporate ex-Financials	iShares iBonds Mar 2023 Corporate ex-Financials ETF	Non-diversified
iBonds Mar 2018 Term Corporate	iShares iBonds Mar 2018 Corporate ETF	Non-diversified
iBonds Mar 2020 Term Corporate	iShares iBonds Mar 2020 Corporate ETF	Non-diversified
iBonds Mar 2023 Term Corporate	iShares iBonds Mar 2023 Corporate ETF	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Mar 2018 Term Corporate ex-Financials
BNP Paribas Prime Brokerage International Ltd.	$182,395	$182,395	$—
Credit Suisse Securities (USA) LLC	1,471,759	1,471,759	—
Deutsche Bank Securities Inc.	50,197	50,197	—
JPMorgan Securities LLC	38,027	38,027	—
Merrill Lynch, Pierce, Fenner & Smith	781,624	781,624	—
Morgan Stanley & Co. LLC	2,135,914	2,135,914	—
Wells Fargo Securities LLC	1,991,457	1,991,457	—

	$6,651,373	$6,651,373	$—

iBonds Mar 2020 Term Corporate ex-Financials
Barclays Capital Inc.	$210,790	$210,790	$—
BNP Paribas Prime Brokerage Inc.	285,046	285,046	—
BNP Paribas Prime Brokerage International Ltd.	181,870	181,870	—
Deutsche Bank Securities Inc.	80,405	80,405	—
JPMorgan Securities LLC	2,112,592	2,112,592	—
Merrill Lynch, Pierce, Fenner & Smith	323,163	323,163	—
Morgan Stanley & Co. LLC	738,970	738,970	—
Wells Fargo Securities LLC	546,699	546,699	—

	$4,479,535	$4,479,535	$—

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Mar 2023 Term Corporate ex-Financials
Barclays Capital Inc.	$67,905	$67,905	$—
Deutsche Bank Securities Inc.	239,525	239,525	—
JPMorgan Securities LLC	301,642	301,642	—
Morgan Stanley & Co. LLC	473,015	473,015	—
RBC Capital Markets LLC	573,109	573,109	—
Wells Fargo Securities LLC	473,665	473,665	—

	$2,128,861	$2,128,861	$—

iBonds Mar 2018 Term Corporate
Barclays Capital Inc.	$350,487	$350,487	$—
BNP Paribas Prime Brokerage Inc.	1,619,291	1,619,291	—
Credit Suisse Securities (USA) LLC	859,984	859,984	—
Deutsche Bank Securities Inc.	17,682	17,682	—
HSBC Securities (USA) Inc.	399,860	399,860	—
Jefferies LLC	99,985	99,985	—
JPMorgan Securities LLC	1,112,790	1,112,790	—
Merrill Lynch, Pierce, Fenner & Smith	697,927	697,927	—
Morgan Stanley & Co. LLC	550,453	550,453	—
SG Americas Securities LLC	261,478	261,478	—

	$5,969,937	$5,969,937	$—

iBonds Mar 2020 Term Corporate
Barclays Capital Inc.	$101,831	$101,831	$—
BNP Paribas Prime Brokerage International Ltd.	110,425	110,425	—
Goldman Sachs & Co.	1,608,650	1,608,650	—
Jefferies LLC	474,855	474,855	—
JPMorgan Securities LLC	1,074,737	1,074,737	—
Merrill Lynch, Pierce, Fenner & Smith	393,132	393,132	—
Morgan Stanley & Co. LLC	371,523	371,523	—
Wells Fargo Securities LLC	395,783	395,783	—

	$4,530,936	$4,530,936	$—

iBonds Mar 2023 Term Corporate
Barclays Capital Inc.	$1,236,517	$1,236,517	$—
Credit Suisse Securities (USA) LLC	186,420	186,420	—
Deutsche Bank Securities Inc.	206,411	206,411	—
HSBC Securities (USA) Inc.	136,851	136,851	—
Jefferies LLC	780,759	780,759	—
JPMorgan Securities LLC	1,250,599	1,250,599	—
Merrill Lynch, Pierce, Fenner & Smith	49,762	49,762	—
Morgan Stanley & Co. LLC	1,562,015	1,562,015	—

	$5,409,334	$5,409,334	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10% based on the average daily net assets of each Fund. In addition, each of the Funds indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses attributable to each Fund’s investments in other funds advised by BFA or its affiliates, if any.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBonds Mar 2018 Term Corporate ex-Financials	$6,005
iBonds Mar 2020 Term Corporate ex-Financials	4,164
iBonds Mar 2023 Term Corporate ex-Financials	2,817
iBonds Mar 2018 Term Corporate	3,265
iBonds Mar 2020 Term Corporate	6,355
iBonds Mar 2023 Term Corporate	3,695

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
iBonds Mar 2018 Term Corporate ex-Financials	$—	$21,397
iBonds Mar 2023 Term Corporate ex-Financials	147,252	29,482
iBonds Mar 2018 Term Corporate	364,612	103,027
iBonds Mar 2020 Term Corporate	2,025,794	165,396
iBonds Mar 2023 Term Corporate	439,107	103,507

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBonds Mar 2018 Term Corporate ex-Financials	$—	$—	$18,318,673	$7,014,272
iBonds Mar 2020 Term Corporate ex-Financials	—	—	16,504,349	5,176,226
iBonds Mar 2023 Term Corporate ex-Financials	507,364	510,702	4,144,118	4,214,538
iBonds Mar 2018 Term Corporate	—	—	2,700,175	3,173,467
iBonds Mar 2020 Term Corporate	705,196	701,913	18,721,208	7,090,790
iBonds Mar 2023 Term Corporate	—	—	10,518,283	4,165,435

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Mar 2018 Term Corporate ex-Financials	$3,608,289	$—
iBonds Mar 2020 Term Corporate ex-Financials	14,696,309	—
iBonds Mar 2023 Term Corporate ex-Financials	2,384,672	—
iBonds Mar 2018 Term Corporate	4,844,982	—
iBonds Mar 2020 Term Corporate	6,771,768	—
iBonds Mar 2023 Term Corporate	10,694,377	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

The Board authorized a four-for-one stock split for each of the Funds, effective after the close of trading on July 22, 2016, for the shareholders of record on July 19, 2016. The impact of the stock split was to increase the number of shares outstanding by a factor of four, while decreasing the NAV per share by a factor of four, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock splits.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Mar 2020 Term Corporate ex-Financials	$(1)	$—	$1
iBonds Mar 2020 Term Corporate	8,788	—	(8,788)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
iBonds Mar 2018 Term Corporate ex-Financials
Ordinary income	$2,359,011	$2,313,109

iBonds Mar 2020 Term Corporate ex-Financials
Ordinary income	$1,322,000	$1,173,889

iBonds Mar 2023 Term Corporate ex-Financials
Ordinary income	$1,096,339	$1,283,464

iBonds Mar 2018 Term Corporate
Ordinary income	$1,504,136	$1,291,441

iBonds Mar 2020 Term Corporate
Ordinary income	$1,924,962	$1,206,376

iBonds Mar 2023 Term Corporate
Ordinary income	$2,103,593	$1,571,345

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Mar 2018 Term Corporate ex-Financials	$181,393	$(595,503)	$353,537	$(60,573)
iBonds Mar 2020 Term Corporate ex-Financials	108,118	(954,278)	668,147	(178,013)
iBonds Mar 2023 Term Corporate ex-Financials	88,323	(902,754)	1,207,101	392,670
iBonds Mar 2018 Term Corporate	118,992	(180,623)	285,845	224,214
iBonds Mar 2020 Term Corporate	137,017	(256,177)	1,136,065	1,016,905
iBonds Mar 2023 Term Corporate	166,265	(596,071)	2,331,659	1,901,853

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Mar 2018 Term Corporate ex-Financials	$595,503
iBonds Mar 2020 Term Corporate ex-Financials	954,278
iBonds Mar 2023 Term Corporate ex-Financials	902,754
iBonds Mar 2018 Term Corporate	180,623
iBonds Mar 2020 Term Corporate	256,177
iBonds Mar 2023 Term Corporate	596,071

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Mar 2018 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBonds Mar 2018 Term Corporate ETF, iShares iBonds Mar 2020 Term Corporate ETF and iShares iBonds Mar 2023 Term Corporate ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
iBonds Mar 2018 Term Corporate ex-Financials	$1,847,700
iBonds Mar 2020 Term Corporate ex-Financials	1,006,093
iBonds Mar 2023 Term Corporate ex-Financials	844,481
iBonds Mar 2018 Term Corporate	1,148,004
iBonds Mar 2020 Term Corporate	1,431,620
iBonds Mar 2023 Term Corporate	1,713,101

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Mar 2018 Term Corporate ex-Financials	$0.320604	$—	$0.002042	$0.322646	99%	—%	1%		100%
iBonds Mar 2020 Term Corporate ex-Financials	0.505526	—	0.007148	0.512674	99	—	1		100
iBonds Mar 2023 Term Corporate ex-Financials	0.681520	—	0.001956	0.683476	100	—	0	[a]	100
iBonds Mar 2018 Term Corporate	0.381859	—	0.000521	0.382380	100	—	0	[a]	100
iBonds Mar 2020 Term Corporate	0.575483	—	0.007787	0.583270	99	—	1		100
iBonds Mar 2023 Term Corporate	0.784033	—	0.007834	0.791867	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Mar 2018 Term Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	11	1.26%
Greater than 0.5% and Less than 1.0%	257	29.44
Between 0.5% and –0.5%	605	69.30

	873	100.00%

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.11%
Greater than 1.5% and Less than 2.0%	1	0.11
Greater than 1.0% and Less than 1.5%	1	0.11
Greater than 0.5% and Less than 1.0%	295	33.80
Between 0.5% and –0.5%	574	65.76
Less than –0.5%	1	0.11

	873	100.00%

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	9	1.03%
Greater than 0.5% and Less than 1.0%	420	48.11
Between 0.5% and –0.5%	443	50.75
Less than –0.5% and Greater than –1.0%	1	0.11

	873	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Mar 2018 Term Corporate ETF

Period Covered: July 9, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.25%
Greater than 1.0% and Less than 1.5%	3	0.37
Greater than 0.5% and Less than 1.0%	180	22.06
Between 0.5% and –0.5%	630	77.20
Less than –0.5% and Greater than –1.0%	1	0.12

	816	100.00%

iShares iBonds Mar 2020 Term Corporate ETF

Period Covered: July 9, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.12%
Greater than 1.5% and Less than 2.0%	1	0.12
Greater than 1.0% and Less than 1.5%	38	4.66
Greater than 0.5% and Less than 1.0%	316	38.73
Between 0.5% and –0.5%	460	56.37

	816	100.00%

iShares iBonds Mar 2023 Term Corporate ETF

Period Covered: July 9, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.37%
Greater than 1.0% and Less than 1.5%	54	6.62
Greater than 0.5% and Less than 1.0%	444	54.41
Between 0.5% and –0.5%	307	37.62
Less than –0.5% and Greater than –1.0%	8	0.98

	816	100.00%

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	101

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years

Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Barclays or Bloomberg Finance L.P., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1007-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Dec 2016 Term Corporate ETF | IBDF | NYSE Arca
➢	iShares iBonds Dec 2017 Term Corporate ETF I IBDJ I NYSE Arca
➢	iShares iBonds Dec 2018 Term Corporate ETF | IBDH | NYSE Arca
➢	iShares iBonds Dec 2019 Term Corporate ETF I IBDK I NYSE Arca
➢	iShares iBonds Dec 2020 Term Corporate ETF I IBDL I NYSE Arca
➢	iShares iBonds Dec 2021 Term Corporate ETF I IBDM I NYSE Arca
➢	iShares iBonds Dec 2022 Term Corporate ETF I IBDN I NYSE Arca
➢	iShares iBonds Dec 2023 Term Corporate ETF I IBDO I NYSE Arca
➢	iShares iBonds Dec 2024 Term Corporate ETF I IBDP I NYSE Arca
➢	iShares iBonds Dec 2025 Term Corporate ETF I IBDQ I NYSE Arca
➢	iShares iBonds Dec 2026 Term Corporate ETF I IBDR I NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. CORPORATE BOND MARKET OVERVIEW

U.S. investment-grade corporate bonds returned approximately 7% for the 12-month period ended October 31, 2016 (the “reporting period”), outpacing the 4% gain for the broad U.S. bond market.

Corporate bonds outperformed during the reporting period despite continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Corporate bonds overcame the uncertain economic environment, benefiting from strong investor demand for yield in a low interest rate environment. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period.

Within the corporate bond market, bonds issued by utility companies produced the highest returns. Utilities benefited from firming energy prices, particularly over the last half of the reporting period. In addition, many utilities reported robust earnings growth during the reporting period.

Industrial bonds also fared well for the reporting period. The strong performance of energy and commodity-related securities, which benefited from a broad recovery in commodity prices, led the advance in the industrial sector. Bonds issued by media companies, telecommunication services providers, and transportation firms were also strong performers for the reporting period.

Finance-related bonds posted solid gains for the reporting period but lagged other segments of the corporate bond market. In particular, banks underperformed as declining interest rates hindered their net interest margins. On the positive side, bonds issued by consumer finance companies and real estate investment trusts were the best performers in the financial sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2016 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.64%	0.32%	0.62%	0.64%	0.32%	0.62%
Since Inception	0.69%	0.69%	0.76%	1.69%	1.68%	1.84%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.40	$0.20	$1,000.00	$1,024.90	$0.20	0.04%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2016 TERM CORPORATE ETF

The iShares iBonds Dec 2016 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2016 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2016, as represented by the Bloomberg Barclays December 2016 Maturity Corporate Index (formerly the Barclays December 2016 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 0.64%, net of fees, while the total return for the Index was 0.62%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]

Financial	30.93%
Consumer Non-Cyclical	24.53
Energy	9.84
Consumer Cyclical	9.18
Basic Materials	9.01
Utilities	6.75
Communications	5.10
Industrial	4.66

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	1.83%
Aa	11.94
A	35.58
Baa	50.65

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.58%	1.45%	1.72%	1.58%	1.45%	1.72%
Since Inception	1.42%	1.59%	1.60%	2.35%	2.63%	2.64%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.20	$0.50	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

The iShares iBonds Dec 2017 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2017 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2017, as represented by the Bloomberg Barclays December 2017 Maturity Corporate Index (formerly the Barclays December 2017 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 1.58%, net of fees, while the total return for the Index was 1.72%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	44.85%
Consumer Non-Cyclical	14.90
Energy	8.19
Communications	7.99
Industrial	6.72
Technology	5.83
Consumer Cyclical	5.45
Utilities	4.30
Basic Materials	1.77

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.13%
Aa	15.86
A	48.91
Baa	30.91
Ba	2.92
Not Rated	0.27

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.18%	1.85%	2.38%	2.18%	1.85%	2.38%
Since Inception	1.71%	1.80%	1.87%	4.21%	4.44%	4.60%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.90	$0.50	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

The iShares iBonds Dec 2018 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2018 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2018, as represented by the Bloomberg Barclays December 2018 Maturity Corporate Index (formerly the Barclays December 2018 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.18%, net of fees, while the total return for the Index was 2.38%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	44.60%
Consumer Non-Cyclical	15.02
Energy	8.45
Consumer Cyclical	6.65
Industrial	6.65
Communications	6.49
Utilities	5.35
Technology	5.27
Basic Materials	1.47
Diversified	0.05

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.98%
Aa	17.27
A	40.94
Baa	37.11
Ba	2.24
Not Rated	0.46

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.20%	2.89%	3.41%	3.20%	2.89%	3.41%
Since Inception	2.64%	2.82%	2.83%	4.38%	4.69%	4.68%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,012.30	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

The iShares iBonds Dec 2019 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2019 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2019, as represented by the Bloomberg Barclays December 2019 Maturity Corporate Index (formerly the Barclays December 2019 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 3.20%, net of fees, while the total return for the Index was 3.41%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	40.19%
Consumer Non-Cyclical	15.96
Energy	8.43
Communications	8.41
Industrial	6.78
Consumer Cyclical	6.29
Utilities	5.36
Technology	5.07
Basic Materials	3.51

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.22%
Aa	16.25
A	40.59
Baa	37.57
Ba	3.33
Not Rated	1.04

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.12%	4.06%	4.40%	4.12%	4.06%	4.40%
Since Inception	3.44%	3.64%	3.64%	6.69%	7.08%	7.07%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/2/14. The first day of secondary market trading was 12/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.50	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

The iShares iBonds Dec 2020 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2020 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2020, as represented by the Bloomberg Barclays December 2020 Maturity Corporate Index (formerly the Barclays December 2020 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 4.12%, net of fees, while the total return for the Index was 4.40%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	40.17%
Consumer Non-Cyclical	17.61
Communications	9.21
Energy	8.07
Consumer Cyclical	6.42
Technology	6.20
Industrial	6.09
Utilities	4.11
Basic Materials	2.00
Diversified	0.12

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.60%
Aa	9.82
A	41.88
Baa	42.61
Ba	3.30
Not Rated	0.79

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.17%	5.02%	5.30%	5.17%	5.02%	5.30%
Since Inception	3.39%	3.55%	3.62%	5.65%	5.91%	6.01%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,020.10	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

The iShares iBonds Dec 2021 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2021 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2021, as represented by the Bloomberg Barclays December 2021 Maturity Corporate Index (formerly the Barclays December 2021 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 5.17%, net of fees, while the total return for the Index was 5.30%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	36.70%
Consumer Non-Cyclical	15.66
Communications	9.19
Technology	7.90
Consumer Cyclical	7.90
Energy	7.86
Industrial	6.57
Utilities	4.47
Basic Materials	3.75

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.33%
Aa	11.03
A	38.38
Baa	44.47
Ba	3.95
Not Rated	0.84

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.66%	6.66%	6.94%	6.66%	6.66%	6.94%
Since Inception	4.18%	4.41%	4.37%	6.98%	7.36%	7.26%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.60	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

The iShares iBonds Dec 2022 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2022 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2022, as represented by the Bloomberg Barclays December 2022 Maturity Corporate Index (formerly the Barclays December 2022 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 6.66%, net of fees, while the total return for the Index was 6.94%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	26.10%
Consumer Non-Cyclical	19.23
Energy	10.54
Industrial	10.23
Communications	10.20
Technology	7.14
Consumer Cyclical	6.14
Basic Materials	5.39
Utilities	4.91
Diversified	0.12

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.42%
Aa	7.56
A	37.83
Baa	47.75
Ba	4.87
Not Rated	0.57

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.27%	7.32%	7.31%	7.27%	7.32%	7.31%
Since Inception	4.35%	4.58%	4.29%	7.26%	7.63%	7.11%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,027.90	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

The iShares iBonds Dec 2023 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2023 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2023, as represented by the Bloomberg Barclays December 2023 Maturity Corporate Index (formerly the Barclays December 2023 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 7.27%, net of fees, while the total return for the Index was 7.31%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	29.10%
Consumer Non-Cyclical	18.21
Energy	10.63
Communications	9.31
Consumer Cyclical	8.74
Technology	8.23
Industrial	6.53
Utilities	5.64
Basic Materials	3.47
Diversified	0.14

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.79%
Aa	10.24
A	32.87
Baa	49.76
Ba	3.52
Not Rated	0.82

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.75%	8.05%	8.15%	7.75%	8.05%	8.15%
Since Inception	4.27%	4.57%	4.60%	7.12%	7.63%	7.65%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,030.10	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

The iShares iBonds Dec 2024 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2024 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2024, as represented by the Bloomberg Barclays December 2024 Maturity Corporate Index (formerly the Barclays December 2024 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 7.75%, net of fees, while the total return for the Index was 8.15%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	36.43%
Consumer Non-Cyclical	15.31
Energy	11.36
Communications	9.42
Industrial	6.78
Consumer Cyclical	6.02
Utilities	5.78
Technology	4.48
Basic Materials	4.42

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	0.35%
Aa	7.04
A	34.69
Baa	53.93
Ba	2.72
Not Rated	1.27

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.10%	8.10%	8.34%	8.10%	8.10%	8.34%
Since Inception	4.36%	4.59%	4.56%	7.27%	7.65%	7.57%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,027.80	$0.51	$1,000.00	$1,024.60	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

The iShares iBonds Dec 2025 Term Corporate ETF (the “Fund”) (formerly the iShares iBonds Dec 2025 Corporate ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2025, as represented by the Bloomberg Barclays December 2025 Maturity Corporate Index (formerly the Barclays December 2025 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 8.10%, net of fees, while the total return for the Index was 8.34%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	35.36%
Consumer Non-Cyclical	20.37
Technology	8.89
Energy	8.75
Communications	7.86
Consumer Cyclical	5.58
Industrial	5.56
Utilities	5.23
Basic Materials	2.03
Diversified	0.37

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.46%
Aa	5.48
A	34.60
Baa	52.54
Ba	4.02
Not Rated	0.90

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

Performance as of October 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.32%	0.93%	0.46%

The inception date of the Fund was 9/13/16. The first day of secondary market trading was 9/15/16.

For the fiscal period ended 10/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (9/13/16) [a]	Ending Account Value (10/31/16)	Expenses Paid During Period [b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,003.20	$0.13	$1,000.00	$1,024.60	$0.51	0.10%

[a]	The beginning of the period (commencement of operations) is September 13, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (48 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 28 for more information.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

The iShares iBonds Dec 2026 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2026, as represented by the Bloomberg Barclays December 2026 Maturity Corporate Index (formerly the Barclays December 2026 Maturity Corporate Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 13, 2016 (inception date of the Fund) through October 31, 2016, the total return for the Fund was 0.32%, net of fees, while the total return for the Index was 0.46%.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]
Financial	38.62%
Consumer Non-Cyclical	18.08
Energy	8.42
Technology	7.88
Consumer Cyclical	7.23
Communications	6.80
Utilities	6.16
Industrial	5.01
Basic Materials	1.80

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	3.01%
Aa	7.40
A	36.22
Baa	49.55
Ba	2.50
Not Rated	1.32

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 (or commencement of operations, as applicable) and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2016 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 12.14%

AEROSPACE & DEFENSE — 0.10%
Boeing Co. (The)
3.75%, 11/20/16	$66	$66,531

		66,531
AUTO PARTS & EQUIPMENT — 0.15%
Johnson Controls Inc.
2.60%, 12/01/16	96	96,419

		96,419
BANKS — 3.01%
Bank of America Corp.
1.35%, 11/21/16	443	443,071
Bank of Nova Scotia (The)
1.10%, 12/13/16[a]	169	169,537
BNP Paribas SA
1.25%, 12/12/16	362	362,303
Branch Banking & Trust Co.
1.05%, 12/01/16 (Call 11/01/16)	241	240,742
Citigroup Inc.
1.30%, 11/15/16	358	358,224
Wells Fargo & Co.
2.63%, 12/15/16[a]	193	193,005
Westpac Banking Corp.
1.05%, 11/25/16	193	192,634

		1,959,516
BEVERAGES — 0.17%
Coca-Cola Co. (The)
0.75%, 11/01/16	108	107,852

		107,852
BIOTECHNOLOGY — 0.57%
Amgen Inc.
2.50%, 11/15/16	178	178,247
Gilead Sciences Inc.
3.05%, 12/01/16	192	191,965

		370,212
CHEMICALS — 0.80%
Ecolab Inc.
3.00%, 12/08/16	298	298,154
EI du Pont de Nemours & Co.
5.25%, 12/15/16	221	221,649

		519,803

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.39%
Colgate-Palmolive Co.
5.20%, 11/07/16	$96	$96,343
Procter & Gamble Co. (The)
0.75%, 11/04/16	160	159,851

		256,194
DIVERSIFIED FINANCIAL SERVICES — 0.74%
Ford Motor Credit Co. LLC
8.00%, 12/15/16	481	485,213

		485,213
ELECTRIC — 0.82%
Dominion Gas Holdings LLC
1.05%, 11/01/16	193	192,594
Duke Energy Corp.
2.15%, 11/15/16	341	340,991

		533,585
FOOD — 0.66%
Hershey Co. (The)
1.50%, 11/01/16	193	192,594
Kellogg Co.
1.88%, 11/17/16	241	240,765

		433,359
HEALTH CARE – PRODUCTS — 0.39%
Becton Dickinson and Co.
1.75%, 11/08/16	257	257,151

		257,151
MACHINERY — 0.39%
Caterpillar Financial Services Corp.
1.00%, 11/25/16	147	147,374
John Deere Capital Corp.
1.05%, 12/15/16	106	105,976

		253,350
MEDIA — 0.62%
Scripps Networks Interactive Inc.
2.70%, 12/15/16	210	210,346
Viacom Inc.
2.50%, 12/15/16	193	193,010

		403,356
MINING — 0.30%
BHP Billiton Finance USA Ltd.
1.88%, 11/21/16	193	192,665

		192,665

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
OIL & GAS — 1.05%
BP Capital Markets PLC
2.25%, 11/01/16	$464	$464,150
Shell International Finance BV
0.90%, 11/15/16	218	217,633

		681,783
OIL & GAS SERVICES — 0.15%
Schlemburger Ltd.
1.15%, 12/15/16	96	96,315

		96,315
PHARMACEUTICALS — 0.79%
Johnson & Johnson
0.70%, 11/28/16	144	144,454
Mylan Inc.
1.35%, 11/29/16	153	153,142
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	217	216,724

		514,320
RETAIL — 0.82%
CVS Health Corp.
1.20%, 12/05/16	218	217,726
Macy’s Retail Holdings Inc.
5.90%, 12/01/16	218	218,468
Starbucks Corp.
0.88%, 12/05/16	96	96,318

		532,512
TOYS, GAMES & HOBBIES — 0.15%
Mattel Inc.
2.50%, 11/01/16	96	96,298

		96,298
TRANSPORTATION — 0.07%
Canadian National Railway Co.
1.45%, 12/15/16 (Call 12/01/16)	48	48,175

		48,175

TOTAL CORPORATE BONDS & NOTES
(Cost: $7,903,814)		7,904,609

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 87.37%

MONEY MARKET FUNDS — 87.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[b,c,d]	12	$12,370
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	56,868	56,867,784

		56,880,154

TOTAL SHORT-TERM INVESTMENTS
(Cost: $56,880,152)		56,880,154

TOTAL INVESTMENTS IN SECURITIES — 99.51%
(Cost: $64,783,966)[e]		64,784,763
Other Assets, Less Liabilities — 0.49%		321,674

NET ASSETS — 100.00%		$65,106,437

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments for federal income tax purposes was $64,783,966. Net unrealized appreciation was $797, of which $989 represented gross unrealized appreciation on securities and $192 represented gross unrealized depreciation on securities.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 TERM CORPORATE ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Funding Corp.
2.70%, 09/19/16	$475	$138	$(613)	$—	$—	$4,825	$(714)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$7,904,609	$—	$7,904,609
Money market funds	56,880,154	—	—	56,880,154

Total	$56,880,154	$7,904,609	$—	$64,784,763

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 96.69%

AEROSPACE & DEFENSE — 1.15%
General Dynamics Corp.
1.00%, 11/15/17[a]	$362	$362,261
United Technologies Corp.
1.80%, 06/01/17	540	542,714
5.38%, 12/15/17	386	403,783

		1,308,758
AGRICULTURE — 0.78%
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	215	217,435
Philip Morris International Inc.
1.13%, 08/21/17	334	334,237
1.25%, 11/09/17	272	272,014
1.63%, 03/20/17	19	19,050
Reynolds American Inc.
2.30%, 08/21/17	50	50,400

		893,136
AUTO MANUFACTURERS — 2.96%
American Honda Finance Corp.
0.95%, 05/05/17	260	260,018
1.20%, 07/14/17	9	9,014
1.55%, 12/11/17	401	402,508
General Motors Financial Co. Inc.
2.63%, 07/10/17	43	43,345
3.00%, 09/25/17[a]	321	324,737
4.75%, 08/15/17	380	389,516
PACCAR Financial Corp.
1.40%, 11/17/17	160	160,416
1.60%, 03/15/17	112	112,303
Toyota Motor Credit Corp.
1.13%, 05/16/17	309	309,252
1.25%, 10/05/17	553	554,161
1.75%, 05/22/17	633	635,442
2.05%, 01/12/17	186	186,482

		3,387,194
AUTO PARTS & EQUIPMENT — 0.15%
Johnson Controls Inc.
1.40%, 11/02/17	175	175,200

		175,200
BANKS — 31.06%
American Express Bank FSB
6.00%, 09/13/17	250	259,985

Security	Principal (000s)	Value
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 01/10/17	$250	$250,168
1.25%, 06/13/17	450	450,490
Bank of America Corp.
1.70%, 08/25/17	696	697,597
3.88%, 03/22/17	228	230,432
5.42%, 03/15/17[a]	100	101,506
5.75%, 12/01/17	575	600,254
6.00%, 09/01/17	195	202,350
6.40%, 08/28/17	750	780,120
Bank of America N.A.
1.25%, 02/14/17	250	250,137
5.30%, 03/15/17[a]	500	507,245
6.10%, 06/15/17	250	257,063
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	550	550,907
1.40%, 09/11/17	53	53,066
2.50%, 01/11/17	265	265,815
Bank of New York Mellon Corp. (The)
1.97%, 06/20/17[b]	37	37,211
2.40%, 01/17/17 (Call 12/18/16)	530	530,969
Bank of Nova Scotia (The)
1.25%, 04/11/17	233	233,152
1.38%, 12/18/17 (Call 11/18/17)	633	632,918
2.55%, 01/12/17	256	256,830
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	373	374,017
2.15%, 03/22/17 (Call 02/22/17)	300	300,878
BNP Paribas SA
1.38%, 03/17/17	236	236,228
2.38%, 09/14/17	733	739,443
BPCE SA
1.63%, 02/10/17	250	250,282
Branch Banking & Trust Co.
1.35%, 10/01/17 (Call 09/01/17)	250	250,390
Capital One Financial Corp.
6.75%, 09/15/17	40	41,807
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	250	250,138
Citigroup Inc.
1.35%, 03/10/17	203	203,271
1.55%, 08/14/17[a]	348	348,650
1.85%, 11/24/17	895	898,079

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
4.45%, 01/10/17	$125	$125,784
6.00%, 08/15/17	50	51,758
6.13%, 11/21/17	345	361,470
Commonwealth Bank of Australia/New York NY
1.13%, 03/13/17	1,000	1,000,591
Compass Bank
1.85%, 09/29/17 (Call 08/29/17)	250	249,788
Cooperatieve Rabobank UA
3.38%, 01/19/17	550	552,805
Credit Suisse AG/New York NY
1.38%, 05/26/17[a]	500	499,840
Deutsche Bank AG/London
1.35%, 05/30/17	347	344,352
1.40%, 02/13/17[a]	478	476,427
Fifth Third Bancorp.
5.45%, 01/15/17	60	60,544
Fifth Third Bank/Cincinnati OH
1.35%, 06/01/17 (Call 05/01/17)	200	200,187
Goldman Sachs Group Inc. (The)
5.63%, 01/15/17[a]	350	353,103
6.25%, 09/01/17	647	672,626
HSBC USA Inc.
1.50%, 11/13/17	400	399,944
Huntington National Bank (The)
1.38%, 04/24/17 (Call 03/24/17)	250	250,297
Intesa Sanpaolo SpA
2.38%, 01/13/17[a]	400	400,360
JPMorgan Chase & Co.
1.35%, 02/15/17[a]	1,182	1,182,898
2.00%, 08/15/17	587	590,638
6.13%, 06/27/17[a]	246	253,641
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	550	572,704
Lloyds Bank PLC
4.20%, 03/28/17	187	189,274
Manufacturers & Traders Trust Co.
1.40%, 07/25/17 (Call 06/25/17)	250	250,299
Morgan Stanley
4.75%, 03/22/17	714	724,217
5.45%, 01/09/17	400	403,262
5.95%, 12/28/17	600	630,090
6.25%, 08/28/17[a]	750	779,985

Security	Principal (000s)	Value
Series F
5.55%, 04/27/17[a]	$400	$408,682
National Australia Bank Ltd./New York
2.75%, 03/09/17	250	251,412
PNC Bank N.A.
1.13%, 01/27/17 (Call 12/28/16)[c]	750	750,279
1.50%, 10/18/17 (Call 09/18/17)[c]	250	250,650
PNC Financial Services Group Inc. (The)
5.63%, 02/01/17[c]	40	40,443
Royal Bank of Canada
1.00%, 04/27/17	210	209,954
1.20%, 01/23/17	373	373,175
1.25%, 06/16/17	571	571,198
1.40%, 10/13/17[a]	302	302,420
Santander UK PLC
1.38%, 03/13/17	333	332,850
1.65%, 09/29/17	225	225,704
Societe Generale SA
2.75%, 10/12/17	250	253,125
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/17	800	799,770
SunTrust Banks Inc.
3.50%, 01/20/17 (Call 12/20/16)	362	363,213
6.00%, 09/11/17	100	103,783
Svenska Handelsbanken AB
2.88%, 04/04/17	500	503,880
Toronto-Dominion Bank (The)
1.13%, 05/02/17	693	692,986
U.S. Bancorp.
1.65%, 05/15/17 (Call 04/15/17)	451	451,990
U.S. Bank N.A./Cincinnati OH
1.10%, 01/30/17 (Call 12/30/16)	250	250,102
1.38%, 09/11/17 (Call 08/11/17)	250	250,379
UBS AG/Stamford CT
1.38%, 06/01/17	250	250,102
5.88%, 12/20/17	925	969,835
Wachovia Corp.
5.75%, 06/15/17	248	254,679
Wells Fargo & Co.
1.15%, 06/02/17	212	212,023
1.40%, 09/08/17	870	870,093

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
2.10%, 05/08/17	$498	$500,324
5.63%, 12/11/17	1,120	1,170,882
Westpac Banking Corp.
1.20%, 05/19/17	650	650,422
1.50%, 12/01/17	340	340,432
2.00%, 08/14/17[a]	275	276,643

		35,499,712
BEVERAGES — 3.00%
Anheuser-Busch InBev Finance Inc.
1.13%, 01/27/17	133	133,089
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	1,020	1,023,000
Beam Suntory Inc.
1.88%, 05/15/17	150	150,427
Coca-Cola Co. (The)
0.88%, 10/27/17[a]	475	474,534
Diageo Capital PLC
1.50%, 05/11/17	415	416,095
5.75%, 10/23/17	314	328,055
Molson Coors Brewing Co.
2.00%, 05/01/17	50	50,202
PepsiCo Inc.
0.95%, 02/22/17	61	61,026
1.13%, 07/17/17	250	250,130
1.25%, 08/13/17	208	208,292
Series 1
1.00%, 10/13/17[a]	335	335,097

		3,429,947
BIOTECHNOLOGY — 1.02%
Amgen Inc.
1.25%, 05/22/17	346	346,360
2.13%, 05/15/17	651	654,677
5.85%, 06/01/17	46	47,250
Celgene Corp.
1.90%, 08/15/17	119	119,641

		1,167,928
CHEMICALS — 1.02%
Air Products & Chemicals Inc.
1.20%, 10/15/17	200	200,246
Eastman Chemical Co.
2.40%, 06/01/17	189	190,319
Ecolab Inc.
1.45%, 12/08/17	190	190,122

Security	Principal (000s)	Value
Monsanto Co.
1.15%, 06/30/17	$137	$136,768
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	200	203,754
Rohm & Haas Co.
6.00%, 09/15/17	100	103,862
Sherwin-Williams Co. (The)
1.35%, 12/15/17	135	134,954

		1,160,025
COMMERCIAL SERVICES — 0.19%
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)	109	109,266
Western Union Co. (The)
2.88%, 12/10/17	109	110,539

		219,805
COMPUTERS — 2.62%
Apple Inc.
0.90%, 05/12/17	139	139,066
1.05%, 05/05/17	648	648,910
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[d]	725	732,250
International Business Machines Corp.
1.25%, 02/06/17	200	200,257
5.70%, 09/14/17	1,150	1,196,116
NetApp Inc.
2.00%, 12/15/17	83	83,418

		3,000,017
COSMETICS & PERSONAL CARE — 0.14%
Colgate-Palmolive Co.
1.30%, 01/15/17	30	30,035
2.63%, 05/01/17	125	126,045

		156,080
DISTRIBUTION & WHOLESALE — 0.18%
Ingram Micro Inc.
5.25%, 09/01/17	200	205,632

		205,632
DIVERSIFIED FINANCIAL SERVICES — 8.82%
Air Lease Corp.
5.63%, 04/01/17	183	185,963
American Express Co.
6.15%, 08/28/17	225	233,793

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
American Express Credit Corp.
1.13%, 06/05/17	$785	$785,441
1.55%, 09/22/17	277	277,394
2.38%, 03/24/17	660	663,588
Bear Stearns Companies LLC (The)
5.55%, 01/22/17[a]	326	329,237
6.40%, 10/02/17	778	813,329
Capital One Bank USA N.A.
1.20%, 02/13/17 (Call 01/13/17)	250	249,979
Discover Financial Services
6.45%, 06/12/17	150	154,472
Ford Motor Credit Co. LLC
1.50%, 01/17/17	400	400,311
1.68%, 09/08/17	250	250,202
1.72%, 12/06/17	400	400,068
3.00%, 06/12/17	400	403,870
6.63%, 08/15/17	550	571,351
General Electric Co.
1.25%, 05/15/17 (Call 04/13/17)	296	296,443
1.60%, 11/20/17	132	132,610
2.30%, 04/27/17	166	167,079
2.90%, 01/09/17	36	36,132
5.40%, 02/15/17[a]	92	93,168
5.63%, 09/15/17	615	638,887
International Lease Finance Corp.
8.75%, 03/15/17	500	512,420
8.88%, 09/01/17	200	210,750
Murray Street Investment Trust I
4.65%, 03/09/17[b]	560	566,737
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/17	75	74,987
1.10%, 01/27/17	250	250,203
5.45%, 04/10/17	90	91,720
NYSE Holdings LLC
2.00%, 10/05/17	221	222,881
ORIX Corp.
3.75%, 03/09/17	460	463,632
Visa Inc.
1.20%, 12/14/17	600	600,954

		10,077,601
ELECTRIC — 3.71%
Alabama Power Co.
5.50%, 10/15/17	200	208,132

Security	Principal (000s)	Value
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	$234	$234,599
Appalachian Power Co. Series K
5.00%, 06/01/17	100	102,048
Berkshire Hathaway Energy Co.
1.10%, 05/15/17	300	300,307
Commonwealth Edison Co.
6.15%, 09/15/17	50	52,055
Dominion Resources Inc./VA
1.25%, 03/15/17	150	150,078
Series A
1.40%, 09/15/17	75	75,031
Duke Energy Corp.
1.63%, 08/15/17	362	362,999
Edison International
3.75%, 09/15/17	150	153,054
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)	325	326,337
Exelon Corp.
1.55%, 06/09/17	375	375,320
Exelon Generation Co. LLC
6.20%, 10/01/17	211	219,925
Florida Power & Light Co.
5.55%, 11/01/17	100	104,303
NextEra Energy Capital Holdings Inc.
2.06%, 09/01/17	125	125,711
Pacific Gas & Electric Co.
5.63%, 11/30/17	321	335,580
Southern Co. (The)
1.30%, 08/15/17	210	210,109
Southern Power Co.
1.85%, 12/01/17	250	251,210
TECO Finance Inc.
6.57%, 11/01/17	25	26,212
TransAlta Corp.
1.90%, 06/03/17	100	99,886
Union Electric Co.
6.40%, 06/15/17	100	103,199
Virginia Electric & Power Co.
5.95%, 09/15/17	218	226,558
Xcel Energy Inc.
1.20%, 06/01/17	100	99,965
5.61%, 04/01/17	100	101,775

		4,244,393

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
ELECTRONICS — 0.08%
Honeywell International Inc.
5.30%, 03/15/17	$85	$86,372

		86,372
ENGINEERING & CONSTRUCTION — 0.04%
ABB Finance USA Inc.
1.63%, 05/08/17	40	40,102

		40,102
FOOD — 1.81%
General Mills Inc.
1.40%, 10/20/17	179	179,519
5.70%, 02/15/17	333	337,445
Kellogg Co.
1.75%, 05/17/17	110	110,424
Kraft Heinz Foods Co.
1.60%, 06/30/17	125	125,259
2.25%, 06/05/17	647	650,415
Kroger Co. (The)
2.20%, 01/15/17	110	110,329
6.40%, 08/15/17	237	246,246
Mondelez International Inc.
6.50%, 08/11/17	100	103,958
Unilever Capital Corp.
0.85%, 08/02/17	200	199,585

		2,063,180
GAS — 0.35%
CenterPoint Energy Inc.
5.95%, 02/01/17	150	151,580
Sempra Energy
2.30%, 04/01/17	243	244,141

		395,721
HEALTH CARE – PRODUCTS — 1.10%
Becton Dickinson and Co.
1.45%, 05/15/17	100	100,216
1.80%, 12/15/17	339	340,532
Boston Scientific Corp.
5.13%, 01/12/17	150	151,161
Covidien International Finance SA
6.00%, 10/15/17	552	576,895
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	90	90,044

		1,258,848

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.43%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	$291	$291,541
Anthem Inc.
2.38%, 02/15/17	50	50,155
5.88%, 06/15/17	187	192,241
Laboratory Corp. of America Holdings
2.20%, 08/23/17	96	96,638
UnitedHealth Group Inc.
1.40%, 10/15/17	193	193,469
1.40%, 12/15/17	203	203,467
1.45%, 07/17/17	502	503,995
6.00%, 06/15/17	100	103,064

		1,634,570
HOME FURNISHINGS — 0.21%
Whirlpool Corp.
1.35%, 03/01/17	125	125,114
1.65%, 11/01/17	110	110,269

		235,383
HOUSEHOLD PRODUCTS & WARES — 0.25%
Kimberly-Clark Corp.
6.13%, 08/01/17	279	289,490

		289,490
INSURANCE — 1.70%
Aflac Inc.
2.65%, 02/15/17	240	241,067
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	748	751,288
Berkshire Hathaway Inc.
1.90%, 01/31/17	127	127,229
Chubb INA Holdings Inc.
5.70%, 02/15/17	40	40,508
Marsh & McLennan Companies Inc.
2.30%, 04/01/17 (Call 03/01/17)	100	100,356
MetLife Inc.
1.76%, 12/15/17	486	487,215
1.90%, 12/15/17	50	50,188
Prudential Financial Inc. Series D
6.00%, 12/01/17	140	146,675

		1,944,526

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
INTERNET — 1.24%
Alibaba Group Holding Ltd.
1.63%, 11/28/17	$450	$449,890
Amazon.com Inc.
1.20%, 11/29/17	443	443,536
Baidu Inc.
2.25%, 11/28/17	200	201,171
eBay Inc.
1.35%, 07/15/17[a]	277	277,154
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	46	46,339

		1,418,090
IRON & STEEL — 0.13%
Nucor Corp.
5.75%, 12/01/17	141	147,135

		147,135
LEISURE TIME —0.03%
Carnival Corp.
1.88%, 12/15/17	37	37,179

		37,179
MACHINERY — 2.11%
Caterpillar Financial Services Corp.
1.00%, 03/03/17	215	215,072
1.25%, 08/18/17[a]	487	487,376
1.63%, 06/01/17[a]	180	180,712
Series G
1.25%, 11/06/17	155	155,251
Caterpillar Inc.
1.50%, 06/26/17	46	46,143
John Deere Capital Corp.
1.13%, 06/12/17	640	640,038
1.20%, 10/10/17	158	158,254
1.40%, 03/15/17	66	66,102
1.55%, 12/15/17[a]	231	232,148
2.00%, 01/13/17	112	112,233
2.80%, 09/18/17	71	72,076
5.50%, 04/13/17	45	45,910

		2,411,315
MANUFACTURING — 2.08%
3M Co.
1.00%, 06/26/17	115	115,166
Eaton Corp.
1.50%, 11/02/17	435	436,079

Security	Principal (000s)	Value
General Electric Co.
5.25%, 12/06/17	$1,515	$1,582,448
Illinois Tool Works Inc.
0.90%, 02/25/17[a]	106	105,948
Tyco Electronics Group SA
6.55%, 10/01/17	131	137,246

		2,376,887
MEDIA — 2.45%
Comcast Cable Communications LLC
8.88%, 05/01/17	165	171,290
Comcast Corp.
6.30%, 11/15/17	464	488,021
6.50%, 01/15/17	174	175,965
Thomson Reuters Corp.
1.30%, 02/23/17	127	127,050
1.65%, 09/29/17	109	109,279
Time Warner Cable LLC
5.85%, 05/01/17	570	582,654
Time Warner Companies Inc.
7.25%, 10/15/17	53	55,970
Viacom Inc.
3.50%, 04/01/17	74	74,672
6.13%, 10/05/17	109	113,490
Walt Disney Co. (The)
0.88%, 05/30/17	150	150,099
1.10%, 12/01/17	590	590,153
1.13%, 02/15/17	105	105,082
Series C
6.00%, 07/17/17	50	51,795

		2,795,520
MINING — 0.57%
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	395	395,533
5.40%, 03/29/17	150	152,462
Glencore Canada Corp.
5.50%, 06/15/17	100	102,331

		650,326
OFFICE & BUSINESS EQUIPMENT — 0.13%
Pitney Bowes Inc.
5.75%, 09/15/17	22	22,771
Xerox Corp.
2.95%, 03/15/17	77	77,448
6.75%, 02/01/17	46	46,548

		146,767

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
OIL & GAS — 6.20%
Anadarko Petroleum Corp.
6.38%, 09/15/17	$516	$537,672
BP Capital Markets PLC
1.38%, 11/06/17	814	814,106
1.85%, 05/05/17	270	270,953
Canadian Natural Resources Ltd.
5.70%, 05/15/17	284	290,127
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	588	587,365
1.34%, 11/09/17	485	486,135
1.35%, 11/15/17	446	446,664
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	289	287,506
EOG Resources Inc.
5.88%, 09/15/17	175	181,746
Exxon Mobil Corp.
0.92%, 03/15/17	456	456,163
Marathon Oil Corp.
6.00%, 10/01/17	218	225,630
Phillips 66
2.95%, 05/01/17	651	657,644
Pioneer Natural Resources Co.
6.65%, 03/15/17	100	101,935
Shell International Finance BV
1.13%, 08/21/17	146	146,085
1.25%, 11/10/17	630	630,945
5.20%, 03/22/17	89	90,423
Total Capital International SA
1.00%, 01/10/17	31	31,000
1.50%, 02/17/17	65	65,093
1.55%, 06/28/17	773	774,788

		7,081,980
OIL & GAS SERVICES — 0.07%
FMC Technologies Inc.
2.00%, 10/01/17[a]	25	25,027
National Oilwell Varco Inc.
1.35%, 12/01/17[a]	59	58,876

		83,903
PHARMACEUTICALS — 4.59%
AbbVie Inc.
1.75%, 11/06/17	1,119	1,122,827

Security	Principal (000s)	Value
Actavis Funding SCS
1.30%, 06/15/17	$165	$165,042
1.85%, 03/01/17	146	146,341
Actavis Inc.
1.88%, 10/01/17	484	485,752
AmerisourceBergen Corp.
1.15%, 05/15/17	140	140,073
AstraZeneca PLC
5.90%, 09/15/17	647	673,125
Bristol-Myers Squibb Co.
0.88%, 08/01/17[a]	146	145,797
Eli Lilly & Co.
5.20%, 03/15/17	40	40,648
Express Scripts Holding Co.
1.25%, 06/02/17	127	127,042
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	726	727,851
Johnson & Johnson
1.13%, 11/21/17	74	74,133
5.55%, 08/15/17[a]	429	444,671
McKesson Corp.
1.29%, 03/10/17	244	244,091
5.70%, 03/01/17	87	88,341
Pfizer Inc.
0.90%, 01/15/17[a]	40	40,011
1.10%, 05/15/17	415	415,528
6.05%, 03/30/17	65	66,359
Wyeth LLC
5.45%, 04/01/17	99	100,759

		5,248,391
PIPELINES — 1.65%
Boardwalk Pipelines LP
5.50%, 02/01/17	25	25,178
El Paso Natural Gas Co. LLC
5.95%, 04/15/17	100	101,810
Energy Transfer Partners LP
6.13%, 02/15/17	150	151,997
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	249	259,282
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	396	400,139

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Kinder Morgan Inc./DE
2.00%, 12/01/17[a]	$137	$137,429
7.00%, 06/15/17	46	47,517
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	90	90,294
Plains All American Pipeline LP/PAA Finance Corp.
6.13%, 01/15/17	100	100,868
Southern Natural Gas Co. LLC
5.90%, 04/01/17[d]	150	152,517
TransCanada PipeLines Ltd.
1.63%, 11/09/17	265	265,450
Williams Partners LP/Williams Partners Finance Corp.
7.25%, 02/01/17	150	152,060

		1,884,541
REAL ESTATE INVESTMENT TRUSTS — 1.55%
Brandywine Operating Partnership LP
5.70%, 05/01/17	150	153,045
ERP Operating LP
5.75%, 06/15/17	493	506,635
Essex Portfolio LP
5.50%, 03/15/17	100	101,470
HCP Inc.
6.00%, 01/30/17	112	113,241
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)[a]	112	112,700
2.80%, 01/30/17 (Call 11/01/16)	433	433,000
Ventas Realty LP
1.25%, 04/17/17	100	100,017
Welltower Inc.
4.70%, 09/15/17	250	256,969

		1,777,077
RETAIL — 1.96%
AutoZone Inc.
1.30%, 01/13/17	100	100,019
Costco Wholesale Corp.
1.13%, 12/15/17	561	561,006
5.50%, 03/15/17	127	129,047
Dollar General Corp.
4.13%, 07/15/17	65	66,314
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	84	84,217
6.10%, 09/15/17	150	156,601

Security	Principal (000s)	Value
Macy’s Retail Holdings Inc.
7.45%, 07/15/17	$100	$104,306
McDonald’s Corp.
5.80%, 10/15/17	358	373,526
Target Corp.
5.38%, 05/01/17	100	102,142
Wal-Mart Stores Inc.
1.00%, 04/21/17	156	156,087
5.38%, 04/05/17	158	160,959
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	247	247,546

		2,241,770
SEMICONDUCTORS — 1.37%
Altera Corp.
1.75%, 05/15/17	74	74,382
Intel Corp.
1.35%, 12/15/17	1,100	1,104,048
KLA-Tencor Corp.
2.38%, 11/01/17	110	110,337
National Semiconductor Corp.
6.60%, 06/15/17	150	155,299
Texas Instruments Inc.
0.88%, 03/12/17	125	124,968

		1,569,034
SOFTWARE — 1.51%
Autodesk Inc.
1.95%, 12/15/17	75	75,266
Intuit Inc.
5.75%, 03/15/17[a]	200	203,370
Microsoft Corp.
0.88%, 11/15/17	277	276,848
Oracle Corp.
1.20%, 10/15/17	1,169	1,171,537

		1,727,021
TELECOMMUNICATIONS — 4.04%
America Movil SAB de CV
5.63%, 11/15/17	112	116,954
AT&T Inc.
1.40%, 12/01/17	840	839,202
1.60%, 02/15/17	93	93,128
1.70%, 06/01/17	385	386,406
British Telecommunications PLC
1.25%, 02/14/17	200	200,094

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Cisco Systems Inc.
1.10%, 03/03/17	$681	$681,874
3.15%, 03/14/17	152	153,309
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	53	53,057
Qwest Corp.
6.50%, 06/01/17	140	143,675
Telefonica Emisiones SAU
6.22%, 07/03/17	138	142,329
Verizon Communications Inc.
1.10%, 11/01/17[a]	55	54,909
1.35%, 06/09/17	875	875,873
Vodafone Group PLC
1.25%, 09/26/17	280	279,739
1.63%, 03/20/17	230	230,317
5.63%, 02/27/17	366	371,134

		4,622,000
TOYS, GAMES & HOBBIES — 0.09%
Hasbro Inc.
6.30%, 09/15/17	100	104,290

		104,290
TRANSPORTATION — 0.96%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	315	322,281
CSX Corp.
5.60%, 05/01/17	103	105,504
Norfolk Southern Corp.
7.70%, 05/15/17	137	141,776
Ryder System Inc.
2.50%, 03/01/17 (Call 02/01/17)	125	125,409
3.50%, 06/01/17[a]	300	303,656
United Parcel Service Inc.
1.13%, 10/01/17	100	100,156

		1,098,782
TRUCKING & LEASING — 0.09%
GATX Corp.
1.25%, 03/04/17	100	100,028

		100,028
WATER — 0.10%
American Water Capital Corp.
6.09%, 10/15/17	106	110,862

		110,862

TOTAL CORPORATE BONDS & NOTES
(Cost: $110,393,962)		110,506,518

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 8.82%

MONEY MARKET FUNDS — 8.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[e,f,g]	7,118	$7,118,844
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	2,958	2,957,568

		10,076,412

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,075,875)		10,076,412

TOTAL INVESTMENTS IN SECURITIES — 105.51%
(Cost: $120,469,837)[h]		120,582,930
Other Assets, Less Liabilities — (5.51)%		(6,294,783)

NET ASSETS — 100.00%		$114,288,147

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Affiliated issuer. See Schedule 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $120,469,987. Net unrealized appreciation was $112,943, of which $132,103 represented gross unrealized appreciation on securities and $19,160 represented gross unrealized depreciation on securities.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
1.13%, 01/27/17	$—	$750	$—	$750	$750,279	$5,391	$—
1.50%, 10/18/17	—	250	—	250	250,650	622	—
PNC Financial Services Group Inc. (The)
5.63%, 02/01/17	—	40	—	40	40,443	546	—

					$1,041,372	$6,559	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$110,506,518	$—	$110,506,518
Money market funds	10,076,412	—	—	10,076,412

Total	$10,076,412	$110,506,518	$—	$120,582,930

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.52%

AEROSPACE & DEFENSE — 1.15%
Boeing Capital Corp.
2.90%, 08/15/18 (Call 07/15/18)	$275	$282,692
Lockheed Martin Corp.
1.85%, 11/23/18	425	429,131
Northrop Grumman Corp.
1.75%, 06/01/18	457	459,801
Raytheon Co.
6.40%, 12/15/18	100	110,582
United Technologies Corp.
1.78%, 05/04/18[a]	600	602,250

		1,884,456
AGRICULTURE — 1.00%
Altria Group Inc.
9.70%, 11/10/18	172	199,778
Archer-Daniels-Midland Co.
5.45%, 03/15/18	180	190,172
Philip Morris International Inc.
5.65%, 05/16/18	783	832,956
Reynolds American Inc.
2.30%, 06/12/18	403	408,154

		1,631,060
APPAREL — 0.09%
Ralph Lauren Corp.
2.13%, 09/26/18 (Call 08/26/18)	150	151,978

		151,978
AUTO MANUFACTURERS — 3.24%
American Honda Finance Corp.
1.50%, 03/13/18	550	551,744
1.60%, 07/13/18	25	25,131
2.13%, 10/10/18	313	317,654
Ford Motor Credit Co. LLC
2.24%, 06/15/18	200	201,160
2.55%, 10/05/18	800	809,600
General Motors Co.
3.50%, 10/02/18	613	629,091
General Motors Financial Co. Inc.
2.40%, 04/10/18	184	184,920
3.25%, 05/15/18[b]	482	489,832
6.75%, 06/01/18[b]	50	53,500

Security	Principal (000s)	Value
PACCAR Financial Corp.
1.40%, 05/18/18[b]	$300	$300,906
Toyota Motor Credit Corp.
1.20%, 04/06/18	100	99,869
1.38%, 01/10/18	86	86,087
1.45%, 01/12/18	617	618,166
1.55%, 07/13/18	302	303,211
2.00%, 10/24/18	622	629,539

		5,300,410
BANKS — 34.75%
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	650	652,938
Australia & New Zealand Banking Group Ltd./New York NY
1.50%, 01/16/18	250	250,307
2.00%, 11/16/18	250	252,040
Bank of America Corp.
2.00%, 01/11/18	1,027	1,031,180
5.65%, 05/01/18	510	539,223
6.50%, 07/15/18	105	113,286
6.88%, 04/25/18	1,501	1,613,980
6.88%, 11/15/18	35	38,514
Series L
1.95%, 05/12/18	850	854,412
Bank of America N.A.
1.65%, 03/26/18	250	250,697
1.75%, 06/05/18	500	502,455
2.05%, 12/07/18	250	252,658
Bank of Montreal
1.35%, 08/28/18	340	339,187
1.40%, 04/10/18	314	314,148
1.45%, 04/09/18 (Call 03/09/18)	492	492,477
1.80%, 07/31/18	150	150,779
Bank of New York Mellon Corp. (The)
1.30%, 01/25/18 (Call 12/25/17)	354	354,081
1.35%, 03/06/18 (Call 02/06/18)	100	100,120
2.10%, 08/01/18 (Call 07/02/18)	532	538,693
Bank of Nova Scotia (The)
1.45%, 04/25/18[b]	334	333,997
1.70%, 06/11/18 (Call 05/11/18)	400	401,152
2.05%, 10/30/18[b]	616	621,988
Barclays PLC
2.00%, 03/16/18	400	400,248

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	$230	$230,338
2.05%, 06/19/18 (Call 05/15/18)	605	610,814
BNP Paribas SA
2.40%, 12/12/18	640	648,454
2.70%, 08/20/18	458	466,235
BPCE SA
1.63%, 01/26/18	250	250,350
2.50%, 12/10/18	500	508,545
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)[b]	380	380,471
Capital One N.A./Mclean VA
1.50%, 03/22/18 (Call 02/22/18)	250	249,578
1.65%, 02/05/18 (Call 01/05/18)	500	500,280
2.35%, 08/17/18 (Call 07/17/18)	500	505,315
Citigroup Inc.
1.70%, 04/27/18	716	716,243
1.75%, 05/01/18	613	613,736
1.80%, 02/05/18	723	724,540
2.05%, 12/07/18	750	754,140
2.15%, 07/30/18	500	503,525
2.50%, 09/26/18	717	726,902
6.13%, 05/15/18	149	158,737
Citizens Bank N.A./Providence RI
2.30%, 12/03/18 (Call 11/03/18)	150	151,561
Commonwealth Bank of Australia/New York NY
1.75%, 11/02/18	250	250,950
2.50%, 09/20/18	750	763,432
Cooperatieve Rabobank UA/NY
1.70%, 03/19/18	500	501,590
Credit Suisse AG/New York NY
1.70%, 04/27/18	1,000	999,050
1.75%, 01/29/18	1,000	1,000,400
6.00%, 02/15/18	211	221,136
Deutsche Bank AG/London
1.88%, 02/13/18	669	659,734
Discover Bank/Greenwood DE
2.60%, 11/13/18 (Call 10/12/18)	500	507,415
Fifth Third Bancorp.
4.50%, 06/01/18	256	266,171

Security	Principal (000s)	Value
Fifth Third Bank/Cincinnati OH
2.15%, 08/20/18 (Call 07/20/18)	$400	$403,856
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	1,619	1,632,891
2.90%, 07/19/18	1,027	1,047,725
5.95%, 01/18/18	422	443,864
6.15%, 04/01/18	1,162	1,233,417
HSBC USA Inc.
1.63%, 01/16/18	400	399,856
1.70%, 03/05/18	200	200,070
2.00%, 08/07/18	500	502,060
2.63%, 09/24/18	300	304,446
Huntington National Bank (The)
2.00%, 06/30/18	750	753,885
Intesa Sanpaolo SpA
3.88%, 01/16/18	600	610,980
Itau CorpBanca
3.13%, 01/15/18	200	202,572
JPMorgan Chase & Co.
1.63%, 05/15/18[b]	561	561,858
1.80%, 01/25/18	550	551,908
6.00%, 01/15/18[b]	1,061	1,116,766
Series H
1.70%, 03/01/18 (Call 02/01/18)[b]	1,645	1,649,080
JPMorgan Chase Bank N.A.
1.45%, 09/21/18 (Call 08/21/18)	250	249,953
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	250	250,775
1.70%, 06/01/18	250	250,845
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	236	239,181
Lloyds Bank PLC
1.75%, 03/16/18	200	200,208
1.75%, 05/14/18	850	849,992
2.00%, 08/17/18	200	200,436
Morgan Stanley
1.88%, 01/05/18	642	644,029
2.13%, 04/25/18	1,197	1,205,331
2.20%, 12/07/18	134	135,242
6.63%, 04/01/18	900	960,849
MUFG Union Bank N.A.
2.63%, 09/26/18 (Call 08/26/18)	250	253,775

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
National Australia Bank Ltd./New York
1.88%, 07/23/18	$250	$251,445
National Bank of Canada
2.10%, 12/14/18	250	252,580
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[c]	750	752,025
1.60%, 06/01/18 (Call 05/02/18)[c]	500	500,965
1.80%, 11/05/18 (Call 10/06/18)[c]	250	251,485
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	250	251,930
Royal Bank of Canada
1.50%, 01/16/18	261	261,363
1.80%, 07/30/18	700	703,605
2.00%, 12/10/18	500	504,600
2.20%, 07/27/18	594	601,288
Santander Bank N.A.
2.00%, 01/12/18 (Call 12/12/17)	250	249,610
Santander UK PLC
2.00%, 08/24/18	300	300,600
3.05%, 08/23/18	334	341,191
Societe Generale SA
2.63%, 10/01/18	250	254,312
State Street Corp.
1.35%, 05/15/18	180	180,266
4.96%, 03/15/18	130	135,313
Sumitomo Mitsui Banking Corp.
1.75%, 01/16/18	250	250,315
1.95%, 07/23/18	750	752,490
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	281	285,215
Svenska Handelsbanken AB
1.63%, 03/21/18	250	250,637
Toronto-Dominion Bank (The)
1.40%, 04/30/18	288	287,968
1.45%, 09/06/18	250	249,858
1.63%, 03/13/18	465	466,767
1.75%, 07/23/18	625	628,088
2.63%, 09/10/18	561	572,686
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	234	236,579
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)[b]	500	500,545
1.45%, 01/29/18 (Call 12/29/17)	250	250,672

Security	Principal (000s)	Value
UBS AG/Stamford CT
1.80%, 03/26/18	$500	$501,295
5.75%, 04/25/18	500	530,340
Wachovia Corp.
5.75%, 02/01/18	583	613,264
Wells Fargo & Co.
1.50%, 01/16/18	1,004	1,004,110
Wells Fargo Bank N.A.
1.65%, 01/22/18	750	751,845
Westpac Banking Corp.
1.55%, 05/25/18	250	250,213
1.60%, 01/12/18	575	576,133
1.95%, 11/23/18	325	327,457
2.25%, 07/30/18	475	480,852

		56,883,959
BEVERAGES — 2.46%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	165	172,981
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	522	521,410
Coca-Cola Co. (The)
1.15%, 04/01/18	360	360,436
1.65%, 03/14/18	66	66,494
1.65%, 11/01/18[b]	735	741,784
Coca-Cola FEMSA SAB de CV
2.38%, 11/26/18	400	405,540
Diageo Capital PLC
1.13%, 04/29/18	105	104,598
Dr Pepper Snapple Group Inc.
6.82%, 05/01/18	65	70,140
PepsiCo Inc.
1.25%, 04/30/18	320	320,359
5.00%, 06/01/18	546	578,372
7.90%, 11/01/18	606	683,386

		4,025,500
BIOTECHNOLOGY — 0.66%
Amgen Inc.
6.15%, 06/01/18	153	164,105
Biogen Inc.
6.88%, 03/01/18	155	165,885
Celgene Corp.
2.13%, 08/15/18	400	403,636
2.30%, 08/15/18	125	126,486

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Gilead Sciences Inc.
1.85%, 09/04/18	$225	$226,816

		1,086,928
BUILDING MATERIALS — 0.22%
CRH America Inc.
8.13%, 07/15/18	207	228,354
Vulcan Materials Co.
7.00%, 06/15/18	125	135,200

		363,554
CHEMICALS — 0.86%
Dow Chemical Co. (The)
5.70%, 05/15/18	200	212,318
Ecolab Inc.
1.55%, 01/12/18	250	250,733
EI du Pont de Nemours & Co.
6.00%, 07/15/18	539	578,907
Monsanto Co.
5.13%, 04/15/18	250	262,330
Praxair Inc.
1.25%, 11/07/18	100	99,875

		1,404,163
COMMERCIAL SERVICES — 0.17%
Catholic Health Initiatives
2.60%, 08/01/18	100	101,557
Total System Services Inc.
2.38%, 06/01/18	53	53,368
Western Union Co. (The)
3.65%, 08/22/18	125	128,744

		283,669
COMPUTERS — 2.69%
Apple Inc.
1.00%, 05/03/18	1,249	1,246,977
1.30%, 02/23/18	340	340,887
Hewlett Packard Enterprise Co.
2.85%, 10/05/18[d]	875	895,781
International Business Machines Corp.
1.13%, 02/06/18	800	799,704
1.25%, 02/08/18	350	350,528
7.63%, 10/15/18	400	447,236
Seagate HDD Cayman
3.75%, 11/15/18[b]	307	315,983

		4,397,096

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.40%
Colgate-Palmolive Co.
1.50%, 11/01/18	$350	$352,646
Procter & Gamble Co. (The)
1.60%, 11/15/18	307	309,923

		662,569
DIVERSIFIED FINANCIAL SERVICES — 4.88%
Air Lease Corp.
2.13%, 01/15/18	445	446,104
2.63%, 09/04/18 (Call 08/04/18)	80	80,752
American Express Co.
1.55%, 05/22/18	559	560,107
7.00%, 03/19/18	173	185,852
American Express Credit Corp.
1.88%, 11/05/18 (Call 10/05/18)	410	412,681
2.13%, 07/27/18	55	55,605
Bear Stearns Companies LLC (The)
4.65%, 07/02/18	233	244,354
7.25%, 02/01/18	627	670,432
Charles Schwab Corp. (The)
1.50%, 03/10/18 (Call 02/10/18)	150	150,697
2.20%, 07/25/18 (Call 06/25/18)	350	354,718
Ford Motor Credit Co. LLC
2.15%, 01/09/18	400	401,488
2.38%, 01/16/18	400	402,648
2.88%, 10/01/18	400	407,244
5.00%, 05/15/18	200	209,316
General Electric Co.
1.63%, 04/02/18	236	237,631
5.63%, 05/01/18	1,078	1,148,598
Intercontinental Exchange Inc.
2.50%, 10/15/18	130	132,651
International Lease Finance Corp.
3.88%, 04/15/18	250	255,000
7.13%, 09/01/18[d]	550	598,956
Jefferies Group LLC
5.13%, 04/13/18	357	371,894
Nasdaq Inc.
5.25%, 01/16/18	170	177,181
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	409	479,622

		7,983,531

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
ELECTRIC — 4.94%
Berkshire Hathaway Energy Co.
2.00%, 11/15/18 (Call 10/15/18)	$150	$151,398
5.75%, 04/01/18	382	405,298
Commonwealth Edison Co.
5.80%, 03/15/18	405	429,559
Connecticut Light & Power Co. (The)
5.65%, 05/01/18	150	159,831
Consolidated Edison Co. of New York Inc.
5.85%, 04/01/18	133	141,255
7.13%, 12/01/18	327	364,808
Consumers Energy Co.
5.65%, 09/15/18	50	53,768
Dominion Resources Inc./VA
1.90%, 06/15/18	402	403,552
6.40%, 06/15/18	205	220,092
DTE Electric Co. Series G
5.60%, 06/15/18	150	160,000
Duke Energy Carolinas LLC
5.25%, 01/15/18	75	78,485
7.00%, 11/15/18	208	230,776
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	780	787,004
Nevada Power Co.
6.50%, 08/01/18	155	168,301
NextEra Energy Capital Holdings Inc.
1.65%, 09/01/18	155	155,364
NiSource Finance Corp.
6.40%, 03/15/18	107	113,777
Northern States Power Co./MN
5.25%, 03/01/18	105	110,480
Ohio Power Co.
6.05%, 05/01/18	100	106,435
Oncor Electric Delivery Co. LLC
6.80%, 09/01/18	255	278,452
Pacific Gas & Electric Co.
8.25%, 10/15/18	183	205,696
PacifiCorp
5.65%, 07/15/18	303	324,861
PECO Energy Co.
5.35%, 03/01/18	110	115,561

Security	Principal (000s)	Value
PPL Capital Funding Inc.
1.90%, 06/01/18 (Call 05/01/18)	$225	$225,581
Public Service Co. of New Mexico
7.95%, 05/15/18	100	109,209
Public Service Electric & Gas Co.
5.30%, 05/01/18	250	264,200
South Carolina Electric & Gas Co.
6.50%, 11/01/18	150	164,568
Southern California Edison Co.
5.50%, 08/15/18	300	322,449
Southern Co. (The)
1.55%, 07/01/18	335	335,640
2.45%, 09/01/18	539	548,524
Southern Power Co.
1.50%, 06/01/18	100	99,924
Southwestern Electric Power Co. Series F
5.88%, 03/01/18	100	105,604
TransAlta Corp.
6.90%, 05/15/18	125	130,625
WEC Energy Group Inc.
1.65%, 06/15/18	525	527,362
Wisconsin Public Service Corp.
1.65%, 12/04/18	90	90,353

		8,088,792
ELECTRICAL COMPONENTS & EQUIPMENT — 0.10%
Emerson Electric Co.
5.25%, 10/15/18	150	161,548

		161,548
ELECTRONICS — 0.80%
Honeywell International Inc.
5.30%, 03/01/18	377	397,407
Jabil Circuit Inc.
8.25%, 03/15/18	100	108,500
Koninklijke Philips NV
5.75%, 03/11/18	488	515,782
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	55	55,235
2.15%, 12/14/18	225	227,464

		1,304,388
ENVIRONMENTAL CONTROL — 0.22%
Republic Services Inc.
3.80%, 05/15/18	180	186,406

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Waste Management Inc.
6.10%, 03/15/18	$170	$180,838

		367,244
FOOD — 1.21%
Hershey Co. (The)
1.60%, 08/21/18	150	150,973
JM Smucker Co. (The)
1.75%, 03/15/18	250	251,015
Kellogg Co.
3.25%, 05/21/18	100	102,697
Kraft Heinz Foods Co.
2.00%, 07/02/18[b]	700	705,117
6.13%, 08/23/18	187	201,814
Kroger Co. (The)
6.80%, 12/15/18	50	55,420
Mondelez International Inc.
6.13%, 02/01/18	314	330,969
Sysco Corp.
5.25%, 02/12/18	176	184,349

		1,982,354
FOREST PRODUCTS & PAPER — 0.13%
International Paper Co.
7.95%, 06/15/18	194	212,861

		212,861
GAS — 0.27%
CenterPoint Energy Inc.
6.50%, 05/01/18	100	106,499
National Fuel Gas Co.
6.50%, 04/15/18	100	105,418
Sempra Energy
6.15%, 06/15/18	129	137,998
Southern California Gas Co.
1.55%, 06/15/18	100	100,303

		450,218
HAND & MACHINE TOOLS — 0.12%
Stanley Black & Decker Inc.
2.45%, 11/17/18	200	203,330

		203,330
HEALTH CARE – PRODUCTS — 1.31%
Boston Scientific Corp.
2.65%, 10/01/18	207	210,792

Security	Principal (000s)	Value
CR Bard Inc.
1.38%, 01/15/18	$130	$129,974
Danaher Corp.
1.65%, 09/15/18	400	402,564
Edwards Lifesciences Corp.
2.88%, 10/15/18	130	132,893
Medtronic Inc.
1.38%, 04/01/18	359	359,445
1.50%, 03/15/18	300	300,978
St. Jude Medical Inc.
2.00%, 09/15/18	150	151,308
Stryker Corp.
1.30%, 04/01/18	187	186,989
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	261	262,253

		2,137,196
HEALTH CARE – SERVICES — 1.72%
Aetna Inc.
1.70%, 06/07/18	645	646,561
Anthem Inc.
1.88%, 01/15/18	404	405,337
2.30%, 07/15/18	182	183,933
Humana Inc.
6.30%, 08/01/18	100	107,835
7.20%, 06/15/18	205	222,995
Laboratory Corp. of America Holdings
2.50%, 11/01/18	100	101,518
UnitedHealth Group Inc.
1.90%, 07/16/18	759	765,360
6.00%, 02/15/18	361	382,151

		2,815,690
HOLDING COMPANIES – DIVERSIFIED — 0.18%
Ares Capital Corp.
4.88%, 11/30/18	207	215,234
MUFG Americas Holdings Corp.
1.63%, 02/09/18 (Call 01/09/18)	75	75,046

		290,280
HOUSEHOLD PRODUCTS & WARES — 0.16%
Kimberly-Clark Corp.
6.25%, 07/15/18	175	189,501
7.50%, 11/01/18	67	75,138

		264,639

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
HOUSEWARES — 0.11%
Newell Brands Inc.
2.15%, 10/15/18	$175	$177,044

		177,044
INSURANCE — 2.07%
American International Group Inc.
5.85%, 01/16/18	275	289,064
Assurant Inc.
2.50%, 03/15/18	50	50,514
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18	57	57,031
1.45%, 03/07/18	950	952,898
2.00%, 08/15/18	59	59,756
5.40%, 05/15/18	392	416,371
Berkshire Hathaway Inc.
1.15%, 08/15/18	100	99,856
1.55%, 02/09/18	229	229,994
Chubb Corp. (The)
5.75%, 05/15/18	131	139,625
MetLife Inc. Series A
6.82%, 08/15/18	358	390,814
Prudential Financial Inc.
2.30%, 08/15/18	100	101,395
Voya Financial Inc.
2.90%, 02/15/18	381	387,191
XLIT Ltd.
2.30%, 12/15/18	210	212,243

		3,386,752
INTERNET — 0.40%
Baidu Inc.
3.25%, 08/06/18	200	204,491
eBay Inc.
2.50%, 03/09/18	325	328,926
Expedia Inc.
7.46%, 08/15/18	105	114,833

		648,250
IRON & STEEL — 0.12%
Nucor Corp.
5.85%, 06/01/18	181	192,370

		192,370

Security	Principal (000s)	Value
LODGING — 0.03%
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	$50	$50,430

		50,430
MACHINERY — 1.96%
Caterpillar Financial Services Corp.
1.30%, 03/01/18	190	189,983
1.50%, 02/23/18	600	601,944
1.70%, 06/16/18	290	291,189
1.80%, 11/13/18	275	276,933
5.45%, 04/15/18	197	208,513
7.05%, 10/01/18	25	27,630
Series G
2.45%, 09/06/18	160	162,907
Caterpillar Inc.
7.90%, 12/15/18	61	69,066
John Deere Capital Corp.
1.30%, 03/12/18	110	110,027
1.35%, 01/16/18	200	200,308
1.60%, 07/13/18	50	50,214
1.75%, 08/10/18	300	302,016
1.95%, 12/13/18	462	466,957
5.75%, 09/10/18	68	73,360
Roper Technologies Inc.
2.05%, 10/01/18	182	183,682

		3,214,729
MANUFACTURING — 0.48%
3M Co.
1.38%, 08/07/18	250	250,820
Crane Co.
2.75%, 12/15/18	200	203,488
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	307	335,514

		789,822
MEDIA — 1.64%
21st Century Fox America Inc.
7.25%, 05/18/18	150	162,872
8.25%, 08/10/18	50	55,735
CBS Corp.
4.63%, 05/15/18	100	104,310

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Comcast Corp.
5.70%, 05/15/18	$647	$690,103
5.88%, 02/15/18	119	125,916
Historic TW Inc.
6.88%, 06/15/18	131	141,835
Thomson Reuters Corp.
6.50%, 07/15/18	257	277,727
Time Warner Cable LLC
6.75%, 07/01/18	651	703,503
Viacom Inc.
2.50%, 09/01/18	128	129,399
Walt Disney Co. (The)
1.50%, 09/17/18	300	302,166

		2,693,566
METAL FABRICATE & HARDWARE — 0.14%
Precision Castparts Corp.
1.25%, 01/15/18	232	232,102

		232,102
MINING — 0.33%
BHP Billiton Finance USA Ltd.
2.05%, 09/30/18	400	404,628
Goldcorp Inc.
2.13%, 03/15/18	130	130,372

		535,000
OFFICE & BUSINESS EQUIPMENT — 0.23%
Pitney Bowes Inc.
4.75%, 05/15/18	5	5,198
Xerox Corp.
6.35%, 05/15/18	346	367,237

		372,435
OIL & GAS — 5.75%
Apache Corp.
6.90%, 09/15/18	100	109,078
BP Capital Markets PLC
1.38%, 05/10/18	608	606,778
1.67%, 02/13/18	361	362,043
2.24%, 09/26/18	207	209,753
Canadian Natural Resources Ltd.
1.75%, 01/15/18	331	330,616
5.90%, 02/01/18	125	131,143
Chevron Corp.
1.37%, 03/02/18	400	400,368

Security	Principal (000s)	Value
1.72%, 06/24/18 (Call 05/24/18)	$671	$675,543
1.79%, 11/16/18	675	680,501
ConocoPhillips
5.20%, 05/15/18	203	213,733
ConocoPhillips Co.
1.50%, 05/15/18	450	448,582
EOG Resources Inc.
6.88%, 10/01/18	100	109,816
EQT Corp.
6.50%, 04/01/18	5	5,289
Exxon Mobil Corp.
1.31%, 03/06/18	673	674,629
1.44%, 03/01/18	675	677,302
Marathon Oil Corp.
5.90%, 03/15/18	331	347,136
Marathon Petroleum Corp.
2.70%, 12/14/18	100	101,677
Nabors Industries Inc.
6.15%, 02/15/18	309	321,360
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	203	203,319
Petro-Canada
6.05%, 05/15/18	231	246,091
Pioneer Natural Resources Co.
6.88%, 05/01/18	200	214,210
Shell International Finance BV
1.63%, 11/10/18	350	350,843
1.90%, 08/10/18	416	419,865
2.00%, 11/15/18	639	645,665
Suncor Energy Inc.
6.10%, 06/01/18	209	223,567
Total Capital Canada Ltd.
1.45%, 01/15/18	159	159,283
Total Capital SA
2.13%, 08/10/18	538	544,827

		9,413,017
OIL & GAS SERVICES — 0.51%
Baker Hughes Inc.
7.50%, 11/15/18	332	370,396
Halliburton Co.
2.00%, 08/01/18 (Call 07/01/18)	300	301,926
5.90%, 09/15/18	150	161,446

		833,768

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
PHARMACEUTICALS — 5.55%
AbbVie Inc.
1.80%, 05/14/18	$867	$869,887
2.00%, 11/06/18	475	478,677
Actavis Funding SCS
2.35%, 03/12/18	1,125	1,135,957
AstraZeneca PLC
1.75%, 11/16/18	450	452,552
Baxalta Inc.
2.00%, 06/22/18	100	100,458
Cardinal Health Inc.
1.95%, 06/15/18	350	351,761
Eli Lilly & Co.
1.25%, 03/01/18	295	295,310
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	929	988,419
Johnson & Johnson
1.65%, 12/05/18	434	438,553
5.15%, 07/15/18	30	32,049
McKesson Corp.
1.40%, 03/15/18	128	127,726
Medco Health Solutions Inc.
7.13%, 03/15/18	285	305,580
Merck & Co. Inc.
1.10%, 01/31/18	423	422,865
1.30%, 05/18/18	234	234,400
Mylan Inc.
2.60%, 06/24/18	80	80,924
Mylan NV
3.00%, 12/15/18[d]	400	408,588
Perrigo Co. PLC
2.30%, 11/08/18	200	200,866
Pfizer Inc.
1.20%, 06/01/18	550	549,554
1.50%, 06/15/18	434	436,287
4.65%, 03/01/18	30	31,345
Sanofi
1.25%, 04/10/18[b]	413	413,173
Teva Pharmaceutical Finance Netherlands III BV
1.40%, 07/20/18	600	597,432
Zoetis Inc.
1.88%, 02/01/18	132	132,129

		9,084,492

Security	Principal (000s)	Value
PIPELINES — 1.98%
Buckeye Partners LP
2.65%, 11/15/18 (Call 10/15/18)	$250	$252,663
Columbia Pipeline Group Inc.
2.45%, 06/01/18	160	160,574
Enbridge Energy Partners LP Series B
6.50%, 04/15/18	100	106,151
Energy Transfer Partners LP
2.50%, 06/15/18	375	377,333
6.70%, 07/01/18	281	301,010
Enterprise Products Operating LLC
1.65%, 05/07/18	129	128,995
6.65%, 04/15/18	250	267,650
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	560	587,569
Kinder Morgan Inc./DE
7.25%, 06/01/18	40	43,116
ONEOK Partners LP
3.20%, 09/15/18 (Call 08/15/18)	150	154,015
Plains All American Pipeline LP/PAA Finance Corp.
6.50%, 05/01/18	220	234,016
Spectra Energy Capital LLC
6.20%, 04/15/18	103	108,812
Spectra Energy Partners LP
2.95%, 09/25/18 (Call 08/25/18)	55	56,078
TransCanada PipeLines Ltd.
1.88%, 01/12/18	250	250,727
6.50%, 08/15/18	112	121,293
Western Gas Partners LP
2.60%, 08/15/18 (Call 07/15/18)	100	100,000

		3,250,002
REAL ESTATE INVESTMENT TRUSTS — 1.22%
American Tower Corp.
4.50%, 01/15/18	434	448,708
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	231	239,889
HCP Inc.
6.70%, 01/30/18	285	302,547
Hospitality Properties Trust
6.70%, 01/15/18 (Call 07/15/17)[b]	100	103,375

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Kilroy Realty LP
4.80%, 07/15/18 (Call 05/15/18)	$50	$52,154
Kimco Realty Corp.
4.30%, 02/01/18 (Call 11/01/17)	100	102,654
Realty Income Corp.
2.00%, 01/31/18 (Call 12/31/17)	50	50,279
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	200	201,204
UDR Inc.
4.25%, 06/01/18	250	259,838
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	130	130,623
Welltower Inc.
2.25%, 03/15/18	100	100,854

		1,992,125
RETAIL — 3.28%
AutoNation Inc.
6.75%, 04/15/18	100	106,615
Best Buy Co. Inc.
5.00%, 08/01/18	180	190,152
CVS Health Corp.
1.90%, 07/20/18	884	890,930
2.25%, 12/05/18 (Call 11/05/18)	318	322,821
Dollar General Corp.
1.88%, 04/15/18	200	200,890
Home Depot Inc. (The)
2.25%, 09/10/18 (Call 08/10/18)	385	392,419
McDonald’s Corp.
2.10%, 12/07/18	350	354,620
5.35%, 03/01/18	262	275,621
Nordstrom Inc.
6.25%, 01/15/18	330	348,401
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)	180	181,393
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	185	187,790
Target Corp.
6.00%, 01/15/18[b]	350	370,038
Wal-Mart Stores Inc.
1.13%, 04/11/18	292	292,175
1.95%, 12/15/18	564	573,898
5.80%, 02/15/18	150	158,999

Security	Principal (000s)	Value
Walgreens Boots Alliance Inc.
1.75%, 05/30/18	$525	$527,368

		5,374,130
SAVINGS & LOANS — 0.13%
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	203	207,367

		207,367
SEMICONDUCTORS — 0.57%
Altera Corp.
2.50%, 11/15/18	240	245,894
Maxim Integrated Products Inc.
2.50%, 11/15/18	103	104,213
QUALCOMM Inc.
1.40%, 05/18/18	364	364,361
Texas Instruments Inc.
1.00%, 05/01/18	215	214,471

		928,939
SOFTWARE — 1.66%
CA Inc.
2.88%, 08/15/18	50	50,867
Fidelity National Information Services Inc.
2.00%, 04/15/18	100	100,704
2.85%, 10/15/18	325	332,378
Microsoft Corp.
1.00%, 05/01/18	35	34,979
1.30%, 11/03/18	800	802,688
1.63%, 12/06/18	488	492,904
Oracle Corp.
5.75%, 04/15/18	848	903,137

		2,717,657
TELECOMMUNICATIONS — 4.29%
AT&T Inc.
1.75%, 01/15/18	282	282,426
2.38%, 11/27/18	842	852,963
5.50%, 02/01/18	707	740,837
5.60%, 05/15/18	287	304,100
British Telecommunications PLC
5.95%, 01/15/18	400	421,440
Cisco Systems Inc.
1.40%, 02/28/18	385	386,328
1.65%, 06/15/18	486	489,281

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Deutsche Telekom International Finance BV
6.75%, 08/20/18	$300	$327,612
Harris Corp.
2.00%, 04/27/18	78	78,362
Rogers Communications Inc.
6.80%, 08/15/18	317	345,714
Telefonica Emisiones SAU
3.19%, 04/27/18	350	357,287
Verizon Communications Inc.
3.65%, 09/14/18	1,173	1,217,562
5.50%, 02/15/18	130	136,523
6.10%, 04/15/18	332	353,577
Vodafone Group PLC
1.50%, 02/19/18	535	534,577
4.63%, 07/15/18	189	198,206

		7,026,795
TOYS, GAMES & HOBBIES — 0.06%
Mattel Inc.
1.70%, 03/15/18	100	100,197

		100,197
TRANSPORTATION — 1.25%
Burlington Northern Santa Fe LLC
5.75%, 03/15/18	305	323,486
Canadian National Railway Co.
5.55%, 05/15/18	175	185,908
CSX Corp.
6.25%, 03/15/18	180	192,262
Norfolk Southern Corp.
5.75%, 04/01/18	399	422,725
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	75	76,040
2.50%, 03/01/18 (Call 02/01/18)	125	126,536
Union Pacific Corp.
5.70%, 08/15/18	225	242,100
United Parcel Service Inc.
5.50%, 01/15/18	447	470,092

		2,039,149

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.03%
GATX Corp.
2.38%, 07/30/18	$50	$50,441

		50,441

TOTAL CORPORATE BONDS & NOTES
(Cost: $159,279,839)		159,647,992

SHORT-TERM INVESTMENTS — 5.63%

MONEY MARKET FUNDS — 5.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[e,f,g]	5,338	5,338,325
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	3,870	3,869,943

		9,208,268

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,207,774)		9,208,268

TOTAL INVESTMENTS IN SECURITIES — 103.15%
(Cost: $168,487,613)[h]		168,856,260
Other Assets, Less Liabilities — (3.15)%		(5,149,176)

NET ASSETS — 100.00%		$163,707,084

[a]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $168,488,357. Net unrealized appreciation was $367,903, of which $424,072 represented gross unrealized appreciation on securities and $56,169 represented gross unrealized depreciation on securities.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
1.50%, 02/23/18	$500	$250	$—	$750	$752,025	$9,111	$—
1.60%, 06/01/18	—	500	—	500	500,965	2,401	—
1.80%, 11/05/18	—	250	—	250	251,485	3,262	—

					$1,504,475	$14,774	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$159,647,992	$—	$159,647,992
Money market funds	9,208,268	—	—	9,208,268

Total	$9,208,268	$159,647,992	$—	$168,856,260

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 99.05%

ADVERTISING — 0.01%
Omnicom Group Inc.
6.25%, 07/15/19	$11	$12,293

		12,293
AEROSPACE & DEFENSE — 1.39%
Boeing Capital Corp.
4.70%, 10/27/19	10	10,947
Boeing Co. (The)
6.00%, 03/15/19	678	749,759
L-3 Communications Corp.
5.20%, 10/15/19	395	429,997
Lockheed Martin Corp.
4.25%, 11/15/19	220	237,640
Northrop Grumman Corp.
5.05%, 08/01/19	310	337,485
United Technologies Corp.
1.50%, 11/01/19	115	115,122
6.13%, 02/01/19	738	813,689

		2,694,639
AGRICULTURE — 0.86%
Altria Group Inc.
9.25%, 08/06/19	420	505,936
Bunge Ltd. Finance Corp.
8.50%, 06/15/19[a]	175	203,539
Philip Morris International Inc.
1.38%, 02/25/19	220	219,661
1.88%, 01/15/19	552	557,007
Reynolds American Inc.
8.13%, 06/23/19	156	181,370

		1,667,513
AIRLINES — 0.13%
Continental Airlines Inc. 2009-2 Pass Through Trust Class A
7.25%, 05/10/21	35	39,171
Southwest Airlines Co.
2.75%, 11/06/19 (Call 10/06/19)	200	205,766

		244,937
AUTO MANUFACTURERS — 3.76%
American Honda Finance Corp.
1.20%, 07/12/19	395	392,310
1.70%, 02/22/19	355	357,180
2.25%, 08/15/19	520	530,961

Security	Principal (000s)	Value
Ford Motor Credit Co. LLC
1.90%, 08/12/19	$200	$199,056
2.02%, 05/03/19	600	599,694
2.60%, 11/04/19	400	404,656
2.94%, 01/08/19	400	408,036
General Motors Financial Co. Inc.
2.35%, 10/04/19	25	25,000
2.40%, 05/09/19	375	375,469
3.10%, 01/15/19	936	952,380
3.50%, 07/10/19	441	453,679
PACCAR Financial Corp.
1.20%, 08/12/19	100	99,384
1.30%, 05/10/19	375	373,789
1.65%, 02/25/19	55	55,330
Toyota Motor Credit Corp.
1.55%, 10/18/19	75	75,077
1.70%, 02/19/19	825	829,298
2.10%, 01/17/19	416	421,999
2.13%, 07/18/19	735	746,819

		7,300,117
BANKS — 31.09%
Associated Banc-Corp
2.75%, 11/15/19 (Call 10/15/19)	50	50,558
Australia & New Zealand Banking Group Ltd./New York NY
1.60%, 07/15/19	250	249,105
2.25%, 06/13/19	600	607,728
Bank of America Corp.
2.60%, 01/15/19	1,554	1,580,371
2.65%, 04/01/19	1,382	1,408,949
7.63%, 06/01/19	980	1,117,514
Bank of Montreal
1.50%, 07/18/19	550	547,662
2.38%, 01/25/19 (Call 12/25/18)	586	595,312
Bank of New York Mellon Corp. (The)
2.10%, 01/15/19 (Call 12/15/18)	486	492,337
2.20%, 03/04/19 (Call 02/02/19)	9	9,148
2.20%, 05/15/19 (Call 04/15/19)	563	571,879
2.30%, 09/11/19 (Call 08/11/19)	552	562,979
5.45%, 05/15/19	13	14,216
Bank of Nova Scotia (The)
1.65%, 06/14/19	300	299,811
1.95%, 01/15/19	799	804,785
2.05%, 06/05/19[a]	485	489,671

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Barclays Bank PLC
6.75%, 05/22/19	$600	$668,838
Barclays PLC
2.75%, 11/08/19	600	605,958
BB&T Corp.
2.25%, 02/01/19 (Call 01/02/19)	628	637,144
5.25%, 11/01/19	5	5,486
6.85%, 04/30/19	278	313,000
BNP Paribas SA
2.45%, 03/17/19	682	692,503
BPCE SA
2.50%, 07/15/19	500	509,295
Branch Banking & Trust Co.
1.45%, 05/10/19 (Call 04/10/19)	750	748,380
Canadian Imperial Bank of Commerce/Canada
1.60%, 09/06/19	300	299,499
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	462	469,595
Capital One N.A./Mclean VA
1.85%, 09/13/19 (Call 08/13/19)	500	499,220
2.40%, 09/05/19 (Call 08/05/19)	250	253,577
Citigroup Inc.
2.05%, 06/07/19	290	291,462
2.50%, 07/29/19	822	835,448
2.55%, 04/08/19	1,245	1,266,302
8.50%, 05/22/19	264	306,317
Citizens Bank N.A./Providence RI
2.50%, 03/14/19 (Call 02/14/19)	350	354,750
Comerica Inc.
2.13%, 05/23/19 (Call 04/23/19)	50	50,329
Commonwealth Bank of Australia/New York NY
2.05%, 03/15/19	250	252,173
2.25%, 03/13/19[a]	250	253,368
2.30%, 09/06/19	550	557,997
Cooperatieve Rabobank UA/NY
1.38%, 08/09/19	500	496,115
2.25%, 01/14/19	500	506,490
Credit Suisse AG/New York NY
2.30%, 05/28/19	850	858,789
5.30%, 08/13/19	650	708,994
Deutsche Bank AG
2.85%, 05/10/19	775	767,606

Security	Principal (000s)	Value
Deutsche Bank AG/London
2.50%, 02/13/19	$828	$815,025
Fifth Third Bancorp.
2.30%, 03/01/19 (Call 01/30/19)	607	614,636
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	200	199,304
2.30%, 03/15/19 (Call 02/15/19)	450	456,115
First Tennessee Bank N.A.
2.95%, 12/01/19 (Call 11/01/19)	250	253,222
Goldman Sachs Group Inc. (The)
2.00%, 04/25/19 (Call 03/25/19)	525	527,903
2.55%, 10/23/19	954	972,040
2.63%, 01/31/19	1,097	1,116,845
7.50%, 02/15/19	1,215	1,366,425
HSBC USA Inc.
2.25%, 06/23/19	200	201,292
2.38%, 11/13/19	500	504,325
Intesa Sanpaolo SpA
3.88%, 01/15/19[a]	400	411,176
JPMorgan Chase & Co.
1.85%, 03/22/19 (Call 02/22/19)[a]	450	451,831
2.20%, 10/22/19	926	939,455
2.35%, 01/28/19	824	836,830
6.30%, 04/23/19	1,233	1,366,250
KeyBank N.A./Cleveland OH
1.60%, 08/22/19	250	249,228
2.35%, 03/08/19	500	507,990
2.50%, 12/15/19	250	255,490
Lloyds Bank PLC
2.05%, 01/22/19	400	402,640
2.35%, 09/05/19[a]	200	203,288
Manufacturers & Traders Trust Co.
2.25%, 07/25/19 (Call 06/25/19)	250	254,085
Morgan Stanley
2.38%, 07/23/19	928	940,751
2.45%, 02/01/19[a]	675	684,774
2.50%, 01/24/19	698	708,721
5.63%, 09/23/19	1,200	1,320,576
7.30%, 05/13/19	1,200	1,357,176
MUFG Union Bank N.A.
2.25%, 05/06/19 (Call 04/06/19)	250	251,760
National Australia Bank Ltd./New York
1.38%, 07/12/19	250	248,045
2.00%, 01/14/19	500	504,025

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
National City Corp.
6.88%, 05/15/19	$16	$17,841
PNC Bank N.A.
1.45%, 07/29/19 (Call 06/29/19)[b]	650	646,880
1.95%, 03/04/19 (Call 02/02/19)[b]	250	252,090
2.20%, 01/28/19 (Call 12/29/18)[b]	250	253,425
2.25%, 07/02/19 (Call 06/02/19)[b]	250	254,105
2.40%, 10/18/19 (Call 09/18/19)[b]	500	510,585
PNC Financial Services Group Inc. (The)
6.70%, 06/10/19[b]	360	405,929
Royal Bank of Canada
1.50%, 07/29/19	565	562,796
1.63%, 04/15/19	750	750,030
2.15%, 03/15/19	452	457,614
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	405	447,019
Santander Holdings USA Inc.
2.70%, 05/24/19 (Call 04/24/19)	450	454,167
Santander UK PLC
2.35%, 09/10/19	557	561,740
2.50%, 03/14/19	875	886,699
Skandinaviska Enskilda Banken AB
1.50%, 09/13/19	250	248,253
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	250	251,177
2.25%, 07/11/19	500	504,695
2.45%, 01/10/19	250	253,320
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	533	543,287
Svenska Handelsbanken AB
1.50%, 09/06/19	500	496,965
2.25%, 06/17/19	250	253,922
2.50%, 01/25/19	500	509,800
Toronto-Dominion Bank (The)
1.45%, 08/13/19	180	179,165
1.95%, 01/22/19	475	479,190
2.13%, 07/02/19	653	661,718
2.25%, 11/05/19	501	509,567
U.S. Bancorp.
2.20%, 04/25/19 (Call 03/25/19)	817	831,101
U.S. Bank N.A./Cincinnati OH
1.40%, 04/26/19 (Call 03/26/19)	250	249,507
2.13%, 10/28/19 (Call 09/28/19)	500	508,320

Security	Principal (000s)	Value
UBS AG/Stamford CT
2.38%, 08/14/19	$1,000	$1,016,750
Wells Fargo & Co.
2.13%, 04/22/19	886	895,392
2.15%, 01/15/19	942	952,004
Wells Fargo Bank N.A.
1.75%, 05/24/19	500	501,645
Westpac Banking Corp.
1.60%, 08/19/19	490	488,917
1.65%, 05/13/19	435	434,804
2.25%, 01/17/19[a]	440	445,698
4.88%, 11/19/19	1,050	1,141,854

		60,349,854
BEVERAGES — 2.94%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	1,780	1,795,041
2.15%, 02/01/19	811	822,589
Anheuser-Busch InBev Worldwide Inc.
6.88%, 11/15/19	329	378,182
7.75%, 01/15/19	844	953,458
Bottling Group LLC
5.13%, 01/15/19	603	651,644
Coca-Cola Co. (The)
1.38%, 05/30/19	450	450,527
Molson Coors Brewing Co.
1.45%, 07/15/19	300	298,098
PepsiCo Inc.
1.50%, 02/22/19	230	230,826
2.25%, 01/07/19 (Call 12/07/18)	127	129,487

		5,709,852
BIOTECHNOLOGY — 0.75%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	530	538,088
5.70%, 02/01/19	543	591,555
Celgene Corp.
2.25%, 05/15/19	166	167,808
Gilead Sciences Inc.
2.05%, 04/01/19	157	159,091

		1,456,542
CHEMICALS — 2.07%
Agrium Inc.
6.75%, 01/15/19	103	113,513

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Albemarle Corp.
3.00%, 12/01/19 (Call 11/01/19)	$25	$25,708
Dow Chemical Co. (The)
8.55%, 05/15/19	1,144	1,331,788
Eastman Chemical Co.
5.50%, 11/15/19	75	82,510
Ecolab Inc.
2.00%, 01/14/19	75	75,786
EI du Pont de Nemours & Co.
5.75%, 03/15/19	242	265,082
Lubrizol Corp.
8.88%, 02/01/19	238	275,628
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	800	854,880
Methanex Corp.
3.25%, 12/15/19	175	172,812
Monsanto Co.
2.13%, 07/15/19	261	263,315
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	273	303,243
Praxair Inc.
4.50%, 08/15/19	160	172,941
RPM International Inc.
6.13%, 10/15/19	75	83,625

		4,020,831
COMMERCIAL SERVICES — 0.40%
Board of Trustees of The Leland Stanford Junior University (The)
4.75%, 05/01/19	75	80,965
MasterCard Inc.
2.00%, 04/01/19	257	260,909
Moody’s Corp.
2.75%, 07/15/19 (Call 06/15/19)	425	434,753
Princeton University Series A
4.95%, 03/01/19	3	3,248

		779,875
COMPUTERS — 2.86%
Apple Inc.
1.10%, 08/02/19	365	362,587
1.70%, 02/22/19	475	479,265
2.10%, 05/06/19	1,264	1,287,548

Security	Principal (000s)	Value
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19[c]	$1,750	$1,797,373
HP Inc.
2.75%, 01/14/19	50	50,828
International Business Machines Corp.
1.80%, 05/17/19	600	606,252
1.88%, 05/15/19	300	303,600
1.95%, 02/12/19[a]	450	456,404
8.38%, 11/01/19	175	209,666

		5,553,523
COSMETICS & PERSONAL CARE — 0.53%
Colgate-Palmolive Co.
1.75%, 03/15/19	166	167,781
Procter & Gamble Co. (The)
1.90%, 11/01/19	297	301,657
4.70%, 02/15/19	524	563,950

		1,033,388
DIVERSIFIED FINANCIAL SERVICES — 4.20%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19	500	513,125
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)[a]	355	365,071
American Express Co.
8.13%, 05/20/19	52	60,101
American Express Credit Corp.
1.70%, 10/30/19 (Call 09/30/19)	25	25,036
2.13%, 03/18/19	951	962,925
2.25%, 08/15/19	601	610,844
Ameriprise Financial Inc.
7.30%, 06/28/19	400	456,668
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	250	252,920
2.30%, 06/05/19 (Call 05/05/19)	250	252,565
8.80%, 07/15/19	250	289,790
Ford Motor Credit Co. LLC
2.38%, 03/12/19	400	403,312
General Electric Co.
2.10%, 12/11/19	200	203,162
2.30%, 01/14/19[a]	400	408,552

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
International Lease Finance Corp.
5.88%, 04/01/19	$525	$563,719
6.25%, 05/15/19	200	216,500
Jefferies Group LLC
8.50%, 07/15/19[a]	228	261,030
Legg Mason Inc.
2.70%, 07/15/19	75	75,859
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	75	75,093
1.65%, 02/08/19	100	100,517
2.15%, 02/01/19 (Call 01/01/19)	175	177,732
2.30%, 11/15/19 (Call 10/15/19)	225	229,480
Nomura Holdings Inc.
2.75%, 03/19/19	643	655,172
Synchrony Financial
2.60%, 01/15/19 (Call 12/15/18)	500	505,460
3.00%, 08/15/19 (Call 07/15/19)	479	488,949
TD Ameritrade Holding Corp.
5.60%, 12/01/19	3	3,339

		8,156,921
ELECTRIC — 4.83%
Arizona Public Service Co.
8.75%, 03/01/19	103	119,555
Black Hills Corp.
2.50%, 01/11/19	130	131,624
CMS Energy Corp.
8.75%, 06/15/19	325	381,592
Consolidated Edison Co. of New York Inc.
6.65%, 04/01/19	100	111,828
Consumers Energy Co.
6.13%, 03/15/19	50	55,316
6.70%, 09/15/19	260	296,288
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	636	652,034
2.96%, 07/01/19[d]	100	102,339
5.20%, 08/15/19	215	234,391
Series B
1.60%, 08/15/19	225	224,557
DTE Energy Co.
1.50%, 10/01/19	70	69,638
2.40%, 12/01/19 (Call 11/01/19)	75	76,274

Security	Principal (000s)	Value
Duke Energy Corp.
5.05%, 09/15/19	$137	$149,657
Duke Energy Ohio Inc.
5.45%, 04/01/19	150	163,675
Duke Energy Progress LLC
5.30%, 01/15/19	245	265,205
Emera U.S. Finance LP
2.15%, 06/15/19[c]	375	377,884
Entergy Texas Inc.
7.13%, 02/01/19	184	204,886
Eversource Energy
4.50%, 11/15/19	250	269,102
Exelon Generation Co. LLC
5.20%, 10/01/19	364	397,364
Georgia Power Co.
4.25%, 12/01/19	108	116,467
Indiana Michigan Power Co.
7.00%, 03/15/19	225	250,549
Jersey Central Power & Light Co.
7.35%, 02/01/19	250	277,122
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	485	495,481
Nevada Power Co.
7.13%, 03/15/19	111	125,534
NextEra Energy Capital Holdings Inc.
2.30%, 04/01/19	100	101,397
2.40%, 09/15/19 (Call 08/15/19)	150	152,397
2.70%, 09/15/19 (Call 08/15/19)	200	205,176
6.00%, 03/01/19	310	339,453
NiSource Finance Corp.
6.80%, 01/15/19	62	68,620
Oklahoma Gas & Electric Co.
8.25%, 01/15/19	100	113,743
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	225	227,059
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	125	126,943
Portland General Electric Co.
6.10%, 04/15/19	50	55,241
Progress Energy Inc.
4.88%, 12/01/19	275	299,420
7.05%, 03/15/19	300	336,810
Public Service Co. of Colorado
5.13%, 06/01/19	200	218,554

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Public Service Co. of Oklahoma
5.15%, 12/01/19	$100	$109,092
Public Service Electric & Gas Co.
2.00%, 08/15/19 (Call 07/15/19)	250	253,983
Series I
1.80%, 06/01/19 (Call 05/01/19)	25	25,210
Southern Co. (The)
1.85%, 07/01/19	715	718,196
2.15%, 09/01/19 (Call 08/01/19)[a]	190	192,276
Union Electric Co.
6.70%, 02/01/19	200	222,426
Wisconsin Power & Light Co.
5.00%, 07/15/19	50	54,122

		9,368,480
ELECTRICAL COMPONENTS & EQUIPMENT — 0.05%
Emerson Electric Co.
4.88%, 10/15/19	30	32,846
5.00%, 04/15/19	50	54,134

		86,980
ELECTRONICS — 0.94%
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	505	514,938
Fortive Corp.
1.80%, 06/15/19[c]	200	200,076
Honeywell International Inc.
1.40%, 10/30/19	25	24,993
5.00%, 02/15/19	602	651,713
Keysight Technologies Inc.
3.30%, 10/30/19 (Call 09/30/19)	55	56,266
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	368	374,094

		1,822,080
ENVIRONMENTAL CONTROL — 0.15%
Republic Services Inc.
5.50%, 09/15/19	262	289,596

		289,596
FOOD — 1.82%
Campbell Soup Co.
4.50%, 02/15/19	100	106,519
General Mills Inc.
2.20%, 10/21/19	216	219,905
5.65%, 02/15/19	416	453,523

Security	Principal (000s)	Value
Kellogg Co.
4.15%, 11/15/19	$258	$276,476
Kroger Co. (The)
2.00%, 01/15/19	250	252,293
2.30%, 01/15/19 (Call 12/15/18)	85	86,253
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	387	392,499
Sysco Corp.
1.90%, 04/01/19	350	352,037
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	657	670,961
Unilever Capital Corp.
2.20%, 03/06/19	400	408,224
4.80%, 02/15/19	300	323,181

		3,541,871
FOREST PRODUCTS & PAPER — 0.09%
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19	100	113,498
International Paper Co.
9.38%, 05/15/19	50	58,780

		172,278
GAS — 0.48%
Atmos Energy Corp.
8.50%, 03/15/19	250	288,427
Dominion Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	100	102,232
Sempra Energy
9.80%, 02/15/19	362	426,107
Southern Co. Gas Capital Corp.
5.25%, 08/15/19	100	108,528

		925,294
HAND & MACHINE TOOLS — 0.12%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	225	225,288

		225,288
HEALTH CARE – PRODUCTS — 0.98%
Becton Dickinson and Co.
2.68%, 12/15/19	745	767,454
5.00%, 05/15/19	12	12,980
6.38%, 08/01/19	172	193,001
Medtronic Inc.
5.60%, 03/15/19	200	218,718

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Stryker Corp.
2.00%, 03/08/19	$373	$376,596
Zimmer Biomet Holdings Inc.
4.63%, 11/30/19	304	325,909

		1,894,658
HEALTH CARE – SERVICES — 1.57%
Aetna Inc.
1.90%, 06/07/19	755	760,270
2.20%, 03/15/19 (Call 02/15/19)	225	227,707
Anthem Inc.
2.25%, 08/15/19	657	663,393
7.00%, 02/15/19	127	141,373
Dignity Health
2.64%, 11/01/19	50	50,942
Humana Inc.
2.63%, 10/01/19	200	203,856
Quest Diagnostics Inc.
2.70%, 04/01/19	135	137,472
UnitedHealth Group Inc.
1.63%, 03/15/19	112	112,178
1.70%, 02/15/19	555	557,042
2.30%, 12/15/19[a]	189	193,018

		3,047,251
HOLDING COMPANIES – DIVERSIFIED — 0.10%
FS Investment Corp.
4.00%, 07/15/19	50	50,364
PennantPark Investment Corp.
4.50%, 10/01/19	100	99,888
Prospect Capital Corp.
5.00%, 07/15/19	50	50,875

		201,127
HOUSEHOLD PRODUCTS & WARES — 0.21%
Kimberly-Clark Corp.
1.40%, 02/15/19	130	130,568
1.90%, 05/22/19	275	278,740

		409,308
HOUSEWARES — 0.33%
Newell Brands Inc.
2.60%, 03/29/19	430	438,845
2.88%, 12/01/19 (Call 11/01/19)	200	204,858

		643,703

Security	Principal (000s)	Value
INSURANCE — 2.62%
Allstate Corp. (The)
7.45%, 05/16/19[a]	$315	$356,659
American Financial Group Inc./OH
9.88%, 06/15/19	100	119,570
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	720	730,642
AXIS Specialty Finance PLC
2.65%, 04/01/19	50	50,432
Berkshire Hathaway Finance Corp.
1.30%, 08/15/19	200	199,482
1.70%, 03/15/19	880	886,987
Berkshire Hathaway Inc.
2.10%, 08/14/19	262	266,632
Chubb INA Holdings Inc.
5.90%, 06/15/19	302	334,205
Hartford Financial Services Group Inc. (The)
6.00%, 01/15/19	205	222,011
Lincoln National Corp.
8.75%, 07/01/19	157	183,525
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	325	329,111
MetLife Inc.
7.72%, 02/15/19	675	767,421
Protective Life Corp.
7.38%, 10/15/19	100	115,014
Prudential Financial Inc.
2.35%, 08/15/19	125	127,252
7.38%, 06/15/19	163	185,973
Travelers Companies Inc. (The)
5.90%, 06/02/19[a]	171	188,827
WR Berkley Corp.
7.38%, 09/15/19	25	28,414

		5,092,157
INTERNET — 1.19%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	800	811,848
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	639	660,081
Baidu Inc.
2.75%, 06/09/19	400	407,701

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	$424	$428,087

		2,307,717
IRON & STEEL — 0.25%
Vale Overseas Ltd.
5.63%, 09/15/19	450	480,375

		480,375
LODGING — 0.08%
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	156	160,087

		160,087
MACHINERY — 1.52%
Caterpillar Financial Services Corp.
1.35%, 05/18/19	325	323,014
2.10%, 06/09/19	482	488,690
2.25%, 12/01/19	361	367,347
7.15%, 02/15/19	308	346,537
Deere & Co.
4.38%, 10/16/19	255	275,647
John Deere Capital Corp.
1.25%, 10/09/19	125	123,936
1.95%, 01/08/19[a]	635	642,188
1.95%, 03/04/19	125	126,418
2.25%, 04/17/19[a]	83	84,614
2.30%, 09/16/19	159	162,350
Roper Technologies Inc.
6.25%, 09/01/19	5	5,569

		2,946,310
MANUFACTURING — 0.90%
3M Co.
1.63%, 06/15/19	323	325,558
Eaton Corp.
6.95%, 03/20/19	200	223,296
General Electric Co.
6.00%, 08/07/19	474	532,596
Illinois Tool Works Inc.
1.95%, 03/01/19	207	209,838
6.25%, 04/01/19	241	267,385
Ingersoll-Rand Global Holding Co. Ltd.
2.88%, 01/15/19	125	128,032

Security	Principal (000s)	Value
Textron Inc.
7.25%, 10/01/19	$50	$57,000

		1,743,705
MEDIA — 2.61%
21st Century Fox America Inc.
6.90%, 03/01/19	144	160,826
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	362	366,471
Comcast Corp.
5.70%, 07/01/19[a]	437	484,690
Discovery Communications LLC
5.63%, 08/15/19	110	120,135
RELX Capital Inc.
8.63%, 01/15/19	125	142,531
Scripps Networks Interactive Inc.
2.75%, 11/15/19 (Call 10/15/19)	136	138,993
Thomson Reuters Corp.
4.70%, 10/15/19	108	116,049
Time Warner Cable LLC
8.25%, 04/01/19	736	841,263
8.75%, 02/14/19[a]	703	805,575
Time Warner Inc.
2.10%, 06/01/19	448	451,208
Viacom Inc.
2.75%, 12/15/19 (Call 11/15/19)	100	101,726
5.63%, 09/15/19[a]	285	311,462
Walt Disney Co. (The)
0.88%, 07/12/19	25	24,724
1.65%, 01/08/19	300	302,796
1.85%, 05/30/19	376	381,302
5.50%, 03/15/19	289	316,718

		5,066,469
MINING — 1.07%
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	780	869,318
Newmont Mining Corp.
5.13%, 10/01/19	266	289,445
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	778	915,893

		2,074,656
OFFICE & BUSINESS EQUIPMENT — 0.26%
Pitney Bowes Inc.
6.25%, 03/15/19	50	54,282

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Xerox Corp.
2.75%, 03/15/19	$81	$81,685
5.63%, 12/15/19	347	377,890

		513,857
OIL & GAS — 5.90%
Anadarko Petroleum Corp.
8.70%, 03/15/19	305	349,164
BP Capital Markets PLC
1.68%, 05/03/19	375	375,454
2.24%, 05/10/19	615	623,881
4.75%, 03/10/19	578	619,356
Chevron Corp.
1.56%, 05/16/19	575	576,598
2.19%, 11/15/19 (Call 10/15/19)	638	650,116
4.95%, 03/03/19	483	521,181
ConocoPhillips
5.75%, 02/01/19	1,094	1,189,211
Encana Corp.
6.50%, 05/15/19	250	272,187
EOG Resources Inc.
5.63%, 06/01/19	434	475,082
EQT Corp.
8.13%, 06/01/19	13	14,765
Exxon Mobil Corp.
1.71%, 03/01/19	625	629,281
1.82%, 03/15/19 (Call 02/15/19)	584	589,752
Husky Energy Inc.
7.25%, 12/15/19	576	660,142
Noble Energy Inc.
8.25%, 03/01/19	470	534,061
Repsol Oil & Gas Canada Inc.
7.75%, 06/01/19	157	171,708
Shell International Finance BV
1.38%, 05/10/19	900	895,023
1.38%, 09/12/19	250	248,195
4.30%, 09/22/19	789	847,055
Total Capital International SA
2.10%, 06/19/19	483	490,385
2.13%, 01/10/19	427	433,162
Valero Energy Corp.
9.38%, 03/15/19	238	278,319

		11,444,078

Security	Principal (000s)	Value
OIL & GAS SERVICES — 0.28%
Halliburton Co.
6.15%, 09/15/19	$492	$549,018

		549,018
PACKAGING & CONTAINERS — 0.11%
Bemis Co. Inc.
6.80%, 08/01/19	50	56,077
WestRock RKT Co.
4.45%, 03/01/19	150	157,872

		213,949
PHARMACEUTICALS — 5.74%
Abbott Laboratories
5.13%, 04/01/19	414	448,615
Actavis Funding SCS
2.45%, 06/15/19[a]	548	556,554
AmerisourceBergen Corp.
4.88%, 11/15/19[a]	150	163,256
AstraZeneca PLC
1.95%, 09/18/19	424	428,562
Bristol-Myers Squibb Co.
1.75%, 03/01/19	132	133,224
Cardinal Health Inc.
2.40%, 11/15/19	170	173,052
Eli Lilly & Co.
1.95%, 03/15/19	232	235,009
Express Scripts Holding Co.
2.25%, 06/15/19	698	706,627
Express Scripts Inc.
7.25%, 06/15/19	12	13,624
Johnson & Johnson
1.13%, 03/01/19	250	249,688
1.88%, 12/05/19	172	175,098
McKesson Corp.
2.28%, 03/15/19	546	553,944
7.50%, 02/15/19	100	112,782
Mead Johnson Nutrition Co.
4.90%, 11/01/19	357	388,462
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	507	553,816
Mylan Inc.
2.55%, 03/28/19[a]	257	259,827
Mylan NV
2.50%, 06/07/19[c]	425	429,458

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Novartis Securities Investment Ltd.
5.13%, 02/10/19	$1,193	$1,292,544
Pfizer Inc.
1.45%, 06/03/19	50	50,066
2.10%, 05/15/19	574	583,735
6.20%, 03/15/19	1,487	1,646,659
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	950	947,559
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	1,055	1,048,311

		11,150,472
PIPELINES — 2.18%
Boardwalk Pipelines LLC
5.75%, 09/15/19	100	106,700
Buckeye Partners LP
5.50%, 08/15/19	100	107,700
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)	325	320,125
Enbridge Energy Partners LP
9.88%, 03/01/19	83	96,175
Energy Transfer Partners LP
9.00%, 04/15/19	100	113,713
9.70%, 03/15/19	150	172,371
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	100	99,625
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	340	346,603
6.50%, 01/31/19	340	375,530
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	466	470,613
9.00%, 02/01/19	185	210,978
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	699	716,216
Magellan Midstream Partners LP
6.55%, 07/15/19	110	122,957
ONEOK Partners LP
8.63%, 03/01/19[a]	108	122,652
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	362	365,682
Spectra Energy Capital LLC
8.00%, 10/01/19	87	99,606

Security	Principal (000s)	Value
TransCanada PipeLines Ltd.
3.13%, 01/15/19	$235	$241,834
7.13%, 01/15/19	120	133,009

		4,222,089
REAL ESTATE INVESTMENT TRUSTS — 1.78%
American Tower Corp.
3.40%, 02/15/19	570	590,389
7.25%, 05/15/19	75	83,897
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	313	346,497
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	225	228,667
HCP Inc.
3.75%, 02/01/19 (Call 11/01/18)	275	284,072
Kimco Realty Corp.
6.88%, 10/01/19	200	227,942
Prologis LP
2.75%, 02/15/19 (Call 01/15/19)	100	102,471
Realty Income Corp.
6.75%, 08/15/19	261	295,812
Senior Housing Properties Trust
3.25%, 05/01/19 (Call 02/01/19)	225	227,448
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	382	388,158
10.35%, 04/01/19 (Call 01/01/19)	66	78,339
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	190	199,272
Vornado Realty LP
2.50%, 06/30/19 (Call 05/30/19)	100	101,151
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	164	171,738
Weyerhaeuser Co.
7.38%, 10/01/19	107	122,119

		3,447,972
RETAIL — 1.86%
Costco Wholesale Corp.
1.70%, 12/15/19	522	526,009
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	517	526,482
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	497	506,214
Lowe’s Companies Inc.
1.15%, 04/15/19	200	199,456

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
McDonald’s Corp.
1.88%, 05/29/19	$325	$327,187
Target Corp.
2.30%, 06/26/19	486	497,654
Wal-Mart Stores Inc.
4.13%, 02/01/19[a]	308	327,395
Walgreen Co.
5.25%, 01/15/19	84	90,228
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	594	608,826

		3,609,451
SEMICONDUCTORS — 0.23%
KLA-Tencor Corp.
3.38%, 11/01/19 (Call 10/01/19)	100	103,412
Texas Instruments Inc.
1.65%, 08/03/19	288	290,402
Xilinx Inc.
2.13%, 03/15/19	53	53,400

		447,214
SOFTWARE — 1.66%
CA Inc.
5.38%, 12/01/19	136	149,300
CDK Global Inc.
3.30%, 10/15/19 (Call 09/15/19)	100	101,297
Microsoft Corp.
1.10%, 08/08/19	265	263,288
4.20%, 06/01/19	337	361,695
Oracle Corp.
2.25%, 10/08/19	902	922,069
2.38%, 01/15/19	587	599,591
5.00%, 07/08/19	761	831,583

		3,228,823
TELECOMMUNICATIONS — 4.52%
America Movil SAB de CV
5.00%, 10/16/19	300	327,258
AT&T Inc.
2.30%, 03/11/19	652	658,305
5.80%, 02/15/19	875	950,434
5.88%, 10/01/19	582	644,478
British Telecommunications PLC
2.35%, 02/14/19	200	203,174
Cisco Systems Inc.
1.40%, 09/20/19	25	25,004
1.60%, 02/28/19	925	930,346

Security	Principal (000s)	Value
2.13%, 03/01/19	$974	$990,899
4.95%, 02/15/19	571	616,377
Corning Inc.
6.63%, 05/15/19	100	111,073
Deutsche Telekom International Finance BV
6.00%, 07/08/19	175	194,688
Juniper Networks Inc.
3.13%, 02/26/19	175	179,333
Orange SA
1.63%, 11/03/19	110	110,103
2.75%, 02/06/19	598	612,286
5.38%, 07/08/19	228	250,182
Telefonica Emisiones SAU
5.88%, 07/15/19[a]	455	501,387
Verizon Communications Inc.
1.38%, 08/15/19[a]	275	272,726
2.55%, 06/17/19	477	487,675
Vodafone Group PLC
5.45%, 06/10/19	648	708,465

		8,774,193
TOYS, GAMES & HOBBIES — 0.08%
Mattel Inc.
2.35%, 05/06/19	162	163,975

		163,975
TRANSPORTATION — 1.46%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	364	397,892
Canadian National Railway Co.
5.55%, 03/01/19	259	282,810
Canadian Pacific Railway Co.
7.25%, 05/15/19	100	113,394
CSX Corp.
7.38%, 02/01/19	311	351,066
FedEx Corp.
8.00%, 01/15/19	401	456,410
Norfolk Southern Corp.
5.90%, 06/15/19	161	178,291
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	120	122,062
2.55%, 06/01/19 (Call 05/01/19)	100	101,717
Union Pacific Corp.
2.25%, 02/15/19	50	50,959

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
United Parcel Service Inc.
5.13%, 04/01/19	$721	$786,092

		2,840,693
TRUCKING & LEASING — 0.09%
GATX Corp.
2.50%, 03/15/19	175	176,519

		176,519

TOTAL CORPORATE BONDS & NOTES
(Cost: $191,219,381)		192,261,978

SHORT-TERM INVESTMENTS — 4.38%

MONEY MARKET FUNDS — 4.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[e,f,g]	7,653	7,653,475
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	856	855,506

		8,508,981

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,508,401)		8,508,981

Value
TOTAL INVESTMENTS IN SECURITIES — 103.43%
(Cost: $199,727,782)[h]	$200,770,959
Other Assets, Less Liabilities — (3.43)%	(6,661,061)

NET ASSETS — 100.00%	$194,109,898

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $199,731,023. Net unrealized appreciation was $1,039,936 of which $1,173,986 represented gross unrealized appreciation on securities and $134,050 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
1.45%, 07/29/19	$—	$650	$—	$650	$646,880	$2,134	$—
1.95%, 03/04/19	—	250	—	250	252,090	3,087	—
2.20%, 01/28/19	—	250	—	250	253,425	3,707	—
2.25%, 07/02/19	—	250	—	250	254,105	2,426	—
2.40%, 10/18/19	—	500	—	500	510,585	5,227	—
PNC Financial Services Group Inc. (The)
6.70%, 06/10/19	200	160	—	360	405,929	7,495	—

					$2,323,014	$24,076	$—

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$192,261,978	$—	$192,261,978
Money market funds	8,508,981	—	—	8,508,981

Total	$8,508,981	$192,261,978	$—	$200,770,959

See notes to financial statements.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.68%

ADVERTISING — 0.20%
Omnicom Group Inc.
4.45%, 08/15/20	$385	$418,934

		418,934
AEROSPACE & DEFENSE — 1.83%
Boeing Co. (The)
1.65%, 10/30/20 (Call 09/30/20)	425	426,743
4.88%, 02/15/20	275	304,356
Harris Corp.
2.70%, 04/27/20 (Call 03/27/20)	250	253,820
L-3 Communications Corp.
4.75%, 07/15/20	375	407,557
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	1,095	1,122,441
Raytheon Co.
3.13%, 10/15/20	495	521,586
4.40%, 02/15/20	350	381,154
United Technologies Corp.
4.50%, 04/15/20	425	465,277

		3,882,934
AGRICULTURE — 1.17%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	770	792,230
Bunge Ltd. Finance Corp.
3.50%, 11/24/20 (Call 10/24/20)[a]	100	103,709
Philip Morris International Inc.
4.50%, 03/26/20	690	752,804
Reynolds American Inc.
3.25%, 06/12/20	750	783,157
6.88%, 05/01/20	50	58,094

		2,489,994
AIRLINES — 0.19%
Delta Air Lines Inc. 2012-1 Pass Through Trust Class A
4.75%, 11/07/21	84	90,172
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	300	307,275

		397,447
APPAREL — 0.02%
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	50	51,452

		51,452

Security	Principal (000s)	Value
AUTO MANUFACTURERS — 2.53%
American Honda Finance Corp.
2.15%, 03/13/20	$250	$253,640
2.45%, 09/24/20	550	563,156
Ford Motor Credit Co. LLC
2.46%, 03/27/20	800	802,272
3.16%, 08/04/20	600	614,496
8.13%, 01/15/20	450	528,079
General Motors Financial Co. Inc.
3.15%, 01/15/20 (Call 12/15/19)	490	497,963
3.20%, 07/13/20 (Call 06/13/20)	575	584,344
3.70%, 11/24/20 (Call 10/24/20)	615	634,987
Toyota Motor Credit Corp.
2.15%, 03/12/20	695	705,814
Series B
4.50%, 06/17/20	175	191,886

		5,376,637
AUTO PARTS & EQUIPMENT — 0.12%
BorgWarner Inc.
4.63%, 09/15/20	50	53,751
Delphi Automotive PLC
3.15%, 11/19/20 (Call 10/19/20)	150	154,443
Johnson Controls Inc.
5.00%, 03/30/20	50	54,619

		262,813
BANKS — 28.50%
Australia & New Zealand Banking Group Ltd./New York NY
2.70%, 11/16/20	500	514,080
Banco Bilbao Vizcaya Argentaria SA
3.00%, 10/20/20	600	615,426
Bank of America Corp.
2.63%, 10/19/20	1,500	1,525,110
5.63%, 07/01/20	1,210	1,353,966
Series L
2.25%, 04/21/20	1,200	1,205,652
Bank of New York Mellon Corp. (The)
2.45%, 11/27/20 (Call 10/27/20)	535	544,726
2.60%, 08/17/20 (Call 07/17/20)	675	692,941
4.60%, 01/15/20	100	108,579
Series G
2.15%, 02/24/20 (Call 01/24/20)	675	682,398
Bank of Nova Scotia (The)
2.35%, 10/21/20	650	659,243

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Barclays Bank PLC
5.14%, 10/14/20	$400	$430,408
Barclays PLC
2.88%, 06/08/20	1,000	1,005,860
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	775	790,384
2.63%, 06/29/20 (Call 05/29/20)	525	538,666
BNP Paribas SA
2.38%, 05/21/20	800	809,696
BPCE SA
2.25%, 01/27/20	250	252,725
Citigroup Inc.
2.40%, 02/18/20	775	782,424
2.65%, 10/26/20[a]	1,835	1,865,296
5.38%, 08/09/20	450	501,098
Comerica Bank
2.50%, 06/02/20	250	254,023
Commonwealth Bank of Australia/New York NY
2.30%, 03/12/20	250	253,230
2.40%, 11/02/20	500	507,680
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	500	506,195
Credit Suisse AG/New York NY
4.38%, 08/05/20	250	269,313
5.40%, 01/14/20	1,400	1,516,550
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	450	450,945
3.13%, 12/10/20	1,000	1,007,750
Deutsche Bank AG
2.95%, 08/20/20	430	420,927
Discover Bank/Greenwood DE
3.10%, 06/04/20 (Call 05/04/20)	1,000	1,028,130
Fifth Third Bancorp.
2.88%, 07/27/20 (Call 06/27/20)	1,087	1,122,730
First Horizon National Corp.
3.50%, 12/15/20 (Call 11/15/20)	300	306,750
Goldman Sachs Group Inc. (The)
2.60%, 04/23/20 (Call 03/23/20)	1,300	1,320,813
2.75%, 09/15/20 (Call 08/15/20)	1,750	1,787,905
5.38%, 03/15/20	1,625	1,793,269
6.00%, 06/15/20	125	141,347

Security	Principal (000s)	Value
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	$500	$538,850
HSBC USA Inc.
2.35%, 03/05/20	1,200	1,203,912
2.75%, 08/07/20	675	685,618
5.00%, 09/27/20	500	539,795
Huntington Bancshares Inc./OH
7.00%, 12/15/20[a]	100	114,684
Huntington National Bank (The)
2.40%, 04/01/20 (Call 03/01/20)[a]	500	504,760
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)	1,725	1,738,835
2.55%, 10/29/20 (Call 09/29/20)	1,175	1,193,506
2.75%, 06/23/20 (Call 05/23/20)	1,475	1,508,763
4.25%, 10/15/20	700	755,335
4.40%, 07/22/20	675	730,343
4.95%, 03/25/20	525	574,124
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	250	253,347
KeyCorp
2.90%, 09/15/20	860	885,361
Lloyds Bank PLC
2.40%, 03/17/20	400	404,020
2.70%, 08/17/20	400	409,108
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	250	251,658
Morgan Stanley
2.65%, 01/27/20	1,775	1,805,548
2.80%, 06/16/20[a]	1,640	1,678,638
5.50%, 01/26/20	900	991,674
5.50%, 07/24/20	700	779,555
National Australia Bank Ltd./New York
2.63%, 07/23/20	250	255,978
Northern Trust Corp.
3.45%, 11/04/20	100	106,012
PNC Bank N.A.
2.30%, 06/01/20 (Call 05/02/20)[b]	250	253,657
2.45%, 11/05/20 (Call 10/06/20)[b]	750	764,602
2.60%, 07/21/20 (Call 06/21/20)[b]	250	256,118
PNC Financial Services Group Inc. (The)
4.38%, 08/11/20[b]	290	315,410
5.13%, 02/08/20[b]	175	192,768

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
RBC USA Holdco Corp.
5.25%, 09/15/20	$125	$139,558
Royal Bank of Canada
2.15%, 03/06/20	290	293,103
2.35%, 10/30/20	1,150	1,168,665
Royal Bank of Scotland PLC (The)
5.63%, 08/24/20	150	165,364
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	600	599,400
Santander UK Group Holdings PLC
2.88%, 10/16/20	650	653,692
Santander UK PLC
2.38%, 03/16/20	525	527,735
State Street Corp.
2.55%, 08/18/20	850	875,151
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	1,000	1,012,370
2.45%, 10/20/20	250	252,850
Svenska Handelsbanken AB
2.40%, 10/01/20	500	508,570
Toronto-Dominion Bank (The)
2.50%, 12/14/20	800	818,664
UBS AG/Stamford CT
2.35%, 03/26/20	750	760,740
4.88%, 08/04/20	250	276,005
Wells Fargo & Co.
2.55%, 12/07/20	875	889,367
2.60%, 07/22/20	1,665	1,696,002
Series N
2.15%, 01/30/20	1,125	1,131,311
Westpac Banking Corp.
2.30%, 05/26/20	465	470,933
2.60%, 11/23/20	1,000	1,021,960

		60,519,654
BEVERAGES — 3.09%
Anheuser-Busch InBev Worldwide Inc.
5.00%, 04/15/20	375	413,554
5.38%, 01/15/20	1,465	1,623,733
Coca-Cola Co. (The)
1.88%, 10/27/20	1,135	1,147,417
2.45%, 11/01/20	150	154,960
3.15%, 11/15/20	450	477,293

Security	Principal (000s)	Value
Coca-Cola European Partners US LLC
3.50%, 09/15/20[a]	$200	$210,386
Diageo Capital PLC
4.83%, 07/15/20	350	387,908
PepsiCo Inc.
1.85%, 04/30/20 (Call 03/30/20)	270	271,898
2.15%, 10/14/20 (Call 09/14/20)	700	712,754
3.13%, 11/01/20	600	632,298
4.50%, 01/15/20	475	517,707

		6,549,908
BIOTECHNOLOGY — 2.45%
Amgen Inc.
2.13%, 05/01/20 (Call 04/01/20)	325	327,996
3.45%, 10/01/20	705	742,711
Bio-Rad Laboratories Inc.
4.88%, 12/15/20	350	379,015
Biogen Inc.
2.90%, 09/15/20	935	964,200
Celgene Corp.
2.88%, 08/15/20	1,025	1,057,759
3.95%, 10/15/20	175	186,823
Genzyme Corp.
5.00%, 06/15/20	75	83,454
Gilead Sciences Inc.
2.35%, 02/01/20	350	356,769
2.55%, 09/01/20	1,075	1,101,757

		5,200,484
BUILDING MATERIALS — 0.07%
Fortune Brands Home & Security Inc.
3.00%, 06/15/20 (Call 05/15/20)	150	154,037

		154,037
CHEMICALS — 1.54%
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	200	203,332
Albemarle Corp.
4.50%, 12/15/20 (Call 09/15/20)	25	26,878
CF Industries Inc.
7.13%, 05/01/20	150	165,938
Dow Chemical Co. (The)
4.25%, 11/15/20 (Call 08/15/20)	925	997,788
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	575	585,545
Ecolab Inc.
2.25%, 01/12/20	50	50,760

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
EI du Pont de Nemours & Co.
4.63%, 01/15/20	$750	$815,437
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20	175	190,148
PPG Industries Inc.
3.60%, 11/15/20	50	52,328
Praxair Inc.
2.25%, 09/24/20	175	177,490

		3,265,644
COMMERCIAL SERVICES — 0.70%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	650	666,621
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	375	391,755
Moody’s Corp.
5.50%, 09/01/20	200	224,466
S&P Global Inc.
3.30%, 08/14/20 (Call 07/14/20)	100	104,185
Western Union Co. (The)
5.25%, 04/01/20	100	108,899

		1,495,926
COMPUTERS — 2.11%
Apple Inc.
1.55%, 02/07/20	685	685,904
2.00%, 05/06/20[a]	675	684,686
Hewlett Packard Enterprise Co.
3.85%, 10/15/20 (Call 09/15/20)[c]	1,550	1,629,376
HP Inc.
3.75%, 12/01/20	250	263,098
International Business Machines Corp.
1.63%, 05/15/20[a]	900	902,304
Lexmark International Inc.
5.13%, 03/15/20	300	312,936

		4,478,304
COSMETICS & PERSONAL CARE — 0.05%
Colgate-Palmolive Co.
2.95%, 11/01/20	100	105,297

		105,297
DISTRIBUTION & WHOLESALE — 0.04%
Arrow Electronics Inc.
6.00%, 04/01/20	78	85,882

		85,882

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 5.77%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.25%, 07/01/20	$500	$518,750
4.63%, 10/30/20	500	526,875
Air Lease Corp.
2.13%, 01/15/20	250	248,535
4.75%, 03/01/20	100	107,415
Alterra Finance LLC
6.25%, 09/30/20	200	227,122
American Express Credit Corp.
2.38%, 05/26/20 (Call 04/25/20)	1,200	1,219,812
Series F
2.60%, 09/14/20 (Call 08/14/20)	650	664,781
Ameriprise Financial Inc.
5.30%, 03/15/20	105	116,131
Charles Schwab Corp. (The)
4.45%, 07/22/20	425	464,559
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	2,459	2,506,409
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)	925	953,721
International Lease Finance Corp.
8.25%, 12/15/20[a]	275	326,562
Lazard Group LLC
4.25%, 11/14/20	150	159,952
Nasdaq Inc.
5.55%, 01/15/20	298	329,213
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	100	100,676
2.30%, 11/01/20 (Call 10/01/20)	525	533,159
2.35%, 06/15/20 (Call 05/15/20)	150	152,307
Nomura Holdings Inc.
6.70%, 03/04/20	775	885,275
Stifel Financial Corp.
3.50%, 12/01/20[a]	181	185,074
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	350	354,760
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	1,430	1,457,385
Washington Prime Group LP
3.85%, 04/01/20 (Call 03/02/20)	200	204,304

		12,242,777

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
ELECTRIC — 3.70%
Ameren Corp.
2.70%, 11/15/20 (Call 10/15/20)	$150	$153,840
Avangrid Inc.
4.63%, 10/01/20	108	115,704
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	125	127,281
CMS Energy Corp.
6.25%, 02/01/20	450	509,022
Consolidated Edison Co. of New York Inc.
4.45%, 06/15/20	50	54,652
Constellation Energy Group Inc.
5.15%, 12/01/20 (Call 09/01/20)	460	507,385
DTE Electric Co.
3.45%, 10/01/20 (Call 07/01/20)[a]	150	159,343
Duke Energy Indiana LLC
3.75%, 07/15/20	425	454,941
Entergy Corp.
5.13%, 09/15/20 (Call 06/15/20)	475	522,077
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	500	514,105
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	475	487,497
4.00%, 10/01/20 (Call 07/01/20)[a]	250	265,842
Integrys Holding Inc.
4.17%, 11/01/20	50	53,827
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	75	78,978
LG&E & KU Energy LLC
3.75%, 11/15/20 (Call 08/15/20)	350	370,717
NiSource Finance Corp.
5.45%, 09/15/20	275	306,834
Northern States Power Co./MN
2.20%, 08/15/20 (Call 07/15/20)	50	51,096
NV Energy Inc.
6.25%, 11/15/20	350	406,360
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	495	524,636
Pennsylvania Electric Co.
5.20%, 04/01/20	50	53,797
PSEG Power LLC
5.13%, 04/15/20[a]	150	163,504

Security	Principal (000s)	Value
Public Service Co. of Colorado
3.20%, 11/15/20 (Call 05/15/20)	$450	$473,679
Puget Energy Inc.
6.50%, 12/15/20	400	461,784
Southern Co. (The)
2.75%, 06/15/20 (Call 05/15/20)	515	528,972
Southern Power Co.
2.38%, 06/01/20 (Call 05/01/20)	175	177,188
TECO Finance Inc.
5.15%, 03/15/20	125	136,044
WEC Energy Group Inc.
2.45%, 06/15/20 (Call 05/15/20)	200	203,532

		7,862,637
ELECTRICAL COMPONENTS & EQUIPMENT — 0.05%
Emerson Electric Co.
4.25%, 11/15/20	100	108,991

		108,991
ELECTRONICS — 0.15%
Agilent Technologies Inc.
5.00%, 07/15/20	150	165,632
Jabil Circuit Inc.
5.63%, 12/15/20	150	162,375

		328,007
ENVIRONMENTAL CONTROL — 0.32%
Republic Services Inc.
5.00%, 03/01/20[a]	275	302,129
Waste Management Inc.
4.75%, 06/30/20	340	374,564

		676,693
FOOD — 1.87%
Hershey Co. (The)
4.13%, 12/01/20	200	218,116
Ingredion Inc.
4.63%, 11/01/20	200	217,304
JM Smucker Co. (The)
2.50%, 03/15/20	215	219,220
Kellogg Co.
4.00%, 12/15/20	255	276,109
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	1,205	1,239,355
5.38%, 02/10/20	250	276,180
Kroger Co. (The)
6.15%, 01/15/20	450	508,014

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Mondelez International Inc.
5.38%, 02/10/20	$450	$499,648
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	400	409,752
Unilever Capital Corp.
2.10%, 07/30/20	100	101,765

		3,965,463
GAS — 0.35%
Dominion Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	300	308,799
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	225	228,181
2.85%, 11/15/20 (Call 10/15/20)	200	205,544

		742,524
HEALTH CARE – PRODUCTS — 2.45%
Abbott Laboratories
2.00%, 03/15/20[a]	425	427,210
Becton Dickinson and Co.
3.25%, 11/12/20	170	177,618
Boston Scientific Corp.
2.85%, 05/15/20	675	692,111
6.00%, 01/15/20	300	335,592
Covidien International Finance SA
4.20%, 06/15/20	75	81,340
Danaher Corp.
2.40%, 09/15/20 (Call 08/15/20)[a]	300	306,507
Life Technologies Corp.
6.00%, 03/01/20	200	222,048
Medtronic Inc.
2.50%, 03/15/20[a]	1,525	1,564,452
4.45%, 03/15/20	275	300,410
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	200	204,342
Stryker Corp.
4.38%, 01/15/20	150	161,625
Thermo Fisher Scientific Inc.
4.70%, 05/01/20	100	108,611
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	600	609,198

		5,191,064
HEALTH CARE – SERVICES — 1.33%
Aetna Inc.
3.95%, 09/01/20	415	443,037

Security	Principal (000s)	Value
Anthem Inc.
4.35%, 08/15/20	$575	$619,643
Cigna Corp.
5.13%, 06/15/20	90	98,799
Laboratory Corp. of America Holdings
2.63%, 02/01/20	380	385,765
4.63%, 11/15/20 (Call 08/15/20)[a]	100	108,588
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	300	305,019
UnitedHealth Group Inc.
2.70%, 07/15/20	660	680,751
3.88%, 10/15/20 (Call 07/15/20)	175	188,272

		2,829,874
HOLDING COMPANIES – DIVERSIFIED — 0.19%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	90	92,532
FS Investment Corp.
4.25%, 01/15/20 (Call 12/15/19)[a]	50	50,548
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	250	251,450

		394,530
HOME BUILDERS — 0.12%
DR Horton Inc.
4.00%, 02/15/20[a]	250	260,312

		260,312
HOUSEHOLD PRODUCTS & WARES — 0.15%
Kimberly-Clark Corp.
2.15%, 08/15/20	150	153,343
3.63%, 08/01/20	150	160,742

		314,085
INSURANCE — 2.46%
AEGON Funding Co. LLC
5.75%, 12/15/20	150	170,070
Aflac Inc.
2.40%, 03/16/20	350	357,966
American International Group Inc.
3.38%, 08/15/20	450	473,076
6.40%, 12/15/20	425	494,292
Aon Corp.
5.00%, 09/30/20	275	301,777
AXIS Specialty Finance LLC
5.88%, 06/01/20	75	83,060

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	$200	$209,022
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	550	561,341
CNA Financial Corp.
5.88%, 08/15/20	250	280,677
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	340	377,519
Manulife Financial Corp.
4.90%, 09/17/20	100	109,471
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	250	252,900
PartnerRe Finance B LLC
5.50%, 06/01/20	200	220,824
Prudential Financial Inc.
4.50%, 11/15/20[a]	250	273,373
5.38%, 06/21/20	275	306,609
Travelers Companies Inc. (The)
3.90%, 11/01/20	450	486,729
Unum Group
5.63%, 09/15/20	85	94,681
WR Berkley Corp.
5.38%, 09/15/20	150	164,360

		5,217,747
INTERNET — 0.74%
Baidu Inc.
3.00%, 06/30/20	400	409,601
eBay Inc.
3.25%, 10/15/20 (Call 07/15/20)[a]	280	290,828
Expedia Inc.
5.95%, 08/15/20	350	393,015
Symantec Corp.
4.20%, 09/15/20	450	470,520

		1,563,964
IRON & STEEL — 0.21%
Vale Overseas Ltd.
4.63%, 09/15/20[a]	425	439,344

		439,344
LEISURE TIME — 0.27%
Carnival Corp.
3.95%, 10/15/20	525	563,818

		563,818

Security	Principal (000s)	Value
LODGING — 0.02%
Marriott International Inc./MD
3.38%, 10/15/20 (Call 07/15/20)	$50	$52,177

		52,177
MACHINERY — 1.05%
Caterpillar Financial Services Corp.
2.00%, 03/05/20[a]	405	408,382
2.50%, 11/13/20	150	153,610
John Deere Capital Corp.
1.70%, 01/15/20	400	399,372
2.05%, 03/10/20	280	282,537
2.38%, 07/14/20[a]	150	153,077
Series 0014
2.45%, 09/11/20	350	357,906
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	125	126,271
Roper Technologies Inc.
3.00%, 12/15/20 (Call 11/15/20)	340	351,047

		2,232,202
MANUFACTURING — 1.40%
3M Co.
2.00%, 08/07/20[a]	325	330,424
Airgas Inc.
3.05%, 08/01/20 (Call 07/01/20)	85	88,591
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	1,045	1,064,887
4.38%, 09/16/20	566	621,898
5.50%, 01/08/20	125	139,871
Series A
5.55%, 05/04/20	300	338,034
Ingersoll-Rand Luxembourg Finance SA
2.63%, 05/01/20 (Call 04/01/20)	50	50,862
Pall Corp.
5.00%, 06/15/20	250	278,335
Pentair Finance SA
3.63%, 09/15/20 (Call 08/15/20)	50	51,741

		2,964,643
MEDIA — 3.23%
21st Century Fox America Inc.
5.65%, 08/15/20	225	254,540
CBS Corp.
5.75%, 04/15/20	330	369,818

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)[c]	$1,025	$1,062,812
Comcast Corp.
5.15%, 03/01/20	675	749,932
Discovery Communications LLC
5.05%, 06/01/20	800	873,776
NBCUniversal Media LLC
5.15%, 04/30/20	1,050	1,169,081
Scripps Networks Interactive Inc.
2.80%, 06/15/20 (Call 05/15/20)	275	280,096
Time Warner Cable LLC
5.00%, 02/01/20	800	860,624
Time Warner Inc.
4.88%, 03/15/20	550	599,901
Walt Disney Co. (The)
2.15%, 09/17/20	625	637,694

		6,858,274
METAL FABRICATE & HARDWARE — 0.12%
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	200	204,948
Valmont Industries Inc.
6.63%, 04/20/20	50	56,399

		261,347
MINING — 0.19%
Rio Tinto Finance USA Ltd.
3.50%, 11/02/20[a]	325	343,762
Southern Copper Corp.
5.38%, 04/16/20	50	55,214

		398,976
OFFICE & BUSINESS EQUIPMENT — 0.32%
Xerox Corp.
2.75%, 09/01/20[a]	350	348,243
2.80%, 05/15/20	325	324,776

		673,019
OIL & GAS — 5.15%
BP Capital Markets PLC
2.32%, 02/13/20	850	862,920
2.52%, 01/15/20	745	759,878
4.50%, 10/01/20	575	628,786

Security	Principal (000s)	Value
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	$1,100	$1,109,130
2.42%, 11/17/20 (Call 10/17/20)	460	470,138
2.43%, 06/24/20 (Call 05/24/20)	425	435,332
ConocoPhillips
6.00%, 01/15/20	225	252,549
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)	650	655,928
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	450	457,826
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	795	803,530
Marathon Oil Corp.
2.70%, 06/01/20 (Call 05/01/20)	325	320,125
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	375	389,996
Nabors Industries Inc.
5.00%, 09/15/20	325	328,250
Pioneer Natural Resources Co.
7.50%, 01/15/20	100	115,423
Shell International Finance BV
2.13%, 05/11/20	1,087	1,096,207
2.25%, 11/10/20	700	708,694
4.38%, 03/25/20	480	520,454
Total Capital SA
4.45%, 06/24/20	700	764,092
Valero Energy Corp.
6.13%, 02/01/20	225	254,133

		10,933,391
PACKAGING & CONTAINERS — 0.05%
WestRock RKT Co.
3.50%, 03/01/20	100	103,585

		103,585
PHARMACEUTICALS — 4.12%
Abbott Laboratories
4.13%, 05/27/20	150	161,319
AbbVie Inc.
2.50%, 05/14/20 (Call 04/14/20)	2,030	2,058,907
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	2,080	2,144,251
Allergan Inc./U.S.
3.38%, 09/15/20	150	156,274

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
AstraZeneca PLC
2.38%, 11/16/20	$900	$916,254
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	750	764,340
Cardinal Health Inc.
4.63%, 12/15/20	150	164,421
Johnson & Johnson
2.95%, 09/01/20	200	210,718
Mead Johnson Nutrition Co.
3.00%, 11/15/20	350	361,400
Medco Health Solutions Inc.
4.13%, 09/15/20	150	160,620
Merck & Co. Inc.
1.85%, 02/10/20	460	465,373
Mylan NV
3.75%, 12/15/20 (Call 11/15/20)[c]	450	470,056
Novartis Capital Corp.
4.40%, 04/24/20	325	354,871
Pfizer Inc.
5.20%, 08/12/20	50	56,179
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	150	150,711
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	150	155,676

		8,751,370
PIPELINES — 2.81%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)	475	490,362
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	350	373,005
5.20%, 03/15/20	100	108,247
Energy Transfer Partners LP
4.15%, 10/01/20 (Call 08/01/20)	775	810,534
Enterprise Products Operating LLC
5.20%, 09/01/20	500	556,300
5.25%, 01/31/20	140	153,775
Kinder Morgan Energy Partners LP
5.30%, 09/15/20	550	600,979
6.50%, 04/01/20	250	279,307
6.85%, 02/15/20	275	309,862
ONEOK Partners LP
3.80%, 03/15/20 (Call 02/15/20)	100	104,033
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	150	150,957

Security	Principal (000s)	Value
Plains All American Pipeline LP/PAA Finance Corp.
5.75%, 01/15/20	$150	$164,861
Regency Energy Partners LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (Call 06/01/20)	50	54,474
Spectra Energy Capital LLC
5.65%, 03/01/20	100	108,013
Sunoco Logistics Partners Operations LP
5.50%, 02/15/20	85	93,223
TransCanada PipeLines Ltd.
3.80%, 10/01/20	375	399,071
Williams Partners LP
4.13%, 11/15/20 (Call 08/15/20)	50	52,096
5.25%, 03/15/20	1,075	1,161,828

		5,970,927
REAL ESTATE — 0.16%
American Campus Communities Operating Partnership LP
3.35%, 10/01/20 (Call 09/01/20)	325	337,958

		337,958
REAL ESTATE INVESTMENT TRUSTS — 2.63%
Alexandria Real Estate Equities Inc.
2.75%, 01/15/20 (Call 12/15/19)	100	101,150
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	630	642,487
5.05%, 09/01/20	315	346,645
AvalonBay Communities Inc.
3.63%, 10/01/20 (Call 07/01/20)	370	391,242
Boston Properties LP
5.63%, 11/15/20 (Call 08/15/20)	375	422,914
DDR Corp.
7.88%, 09/01/20	325	387,107
Digital Realty Trust LP
3.40%, 10/01/20 (Call 09/01/20)	200	207,508
5.88%, 02/01/20 (Call 11/03/19)	50	55,290
Equity Commonwealth
5.88%, 09/15/20 (Call 03/15/20)	100	108,939
ERP Operating LP
4.75%, 07/15/20 (Call 04/15/20)	200	219,004
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	525	531,069

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Kilroy Realty LP
6.63%, 06/01/20	$50	$57,131
Liberty Property LP
4.75%, 10/01/20 (Call 07/01/20)	50	54,096
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	50	50,672
Simon Property Group LP
2.50%, 09/01/20 (Call 06/01/20)	400	409,952
5.65%, 02/01/20 (Call 11/01/19)	700	778,792
SL Green Realty Corp.
7.75%, 03/15/20	150	173,382
Tanger Properties LP
6.13%, 06/01/20	150	168,852
UDR Inc.
3.70%, 10/01/20 (Call 07/01/20)	50	52,278
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	250	255,115
Washington REIT
4.95%, 10/01/20 (Call 04/01/20)	50	53,126
Welltower Inc.
6.13%, 04/15/20	100	112,784

		5,579,535
RETAIL — 2.96%
Advance Auto Parts Inc.
5.75%, 05/01/20	75	82,553
AutoNation Inc.
5.50%, 02/01/20	150	163,608
AutoZone Inc.
4.00%, 11/15/20 (Call 08/15/20)	75	79,994
Costco Wholesale Corp.
1.75%, 02/15/20	225	226,370
CVS Health Corp.
2.80%, 07/20/20 (Call 06/20/20)	1,725	1,778,578
Home Depot Inc. (The)
3.95%, 09/15/20 (Call 06/15/20)	75	81,203
Lowe’s Companies Inc.
4.63%, 04/15/20 (Call 10/15/19)	100	108,852
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	600	608,550
2.75%, 12/09/20 (Call 11/09/20)	825	850,286
3.50%, 07/15/20[a]	150	158,721
Nordstrom Inc.
4.75%, 05/01/20[a]	200	217,214

Security	Principal (000s)	Value
Target Corp.
3.88%, 07/15/20	$375	$405,698
Wal-Mart Stores Inc.
3.25%, 10/25/20	1,025	1,092,261
3.63%, 07/08/20	410	440,328

		6,294,216
SAVINGS & LOANS — 0.05%
First Niagara Financial Group Inc.
6.75%, 03/19/20	100	114,882

		114,882
SEMICONDUCTORS — 1.23%
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	100	102,907
Intel Corp.
2.45%, 07/29/20	975	1,004,123
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)[a]	200	203,292
QUALCOMM Inc.
2.25%, 05/20/20	960	975,159
Texas Instruments Inc.
1.75%, 05/01/20 (Call 04/01/20)	319	320,863

		2,606,344
SOFTWARE — 2.47%
Adobe Systems Inc.
4.75%, 02/01/20	550	600,875
Autodesk Inc.
3.13%, 06/15/20 (Call 05/15/20)	75	76,982
Broadridge Financial Solutions Inc.
3.95%, 09/01/20	50	52,656
CA Inc.
3.60%, 08/01/20 (Call 07/01/20)	150	156,351
Dun & Bradstreet Corp. (The)
4.00%, 06/15/20 (Call 05/15/20)	50	51,860
Fidelity National Information Services Inc.
3.63%, 10/15/20 (Call 09/15/20)	750	790,815
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	460	471,169
4.63%, 10/01/20	140	152,401
Microsoft Corp.
1.85%, 02/12/20 (Call 01/12/20)	685	691,329
2.00%, 11/03/20 (Call 10/03/20)	1,030	1,045,090
3.00%, 10/01/20	575	605,435

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Oracle Corp.
3.88%, 07/15/20	$505	$544,622

		5,239,585
TELECOMMUNICATIONS — 4.92%
America Movil SAB de CV
5.00%, 03/30/20	850	932,059
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)	1,600	1,609,088
5.20%, 03/15/20	685	750,397
Cisco Systems Inc.
2.45%, 06/15/20	920	943,616
4.45%, 01/15/20	1,300	1,413,581
Corning Inc.
4.25%, 08/15/20	100	106,778
Harris Corp.
4.40%, 12/15/20[a]	50	53,910
Telefonica Emisiones SAU
5.13%, 04/27/20	675	739,793
Verizon Communications Inc.
2.63%, 02/21/20	1,603	1,633,088
4.50%, 09/15/20	2,085	2,268,689

		10,450,999
TOYS, GAMES & HOBBIES — 0.05%
Mattel Inc.
4.35%, 10/01/20	100	107,600

		107,600
TRANSPORTATION — 0.96%
Burlington Northern Santa Fe LLC
3.60%, 09/01/20 (Call 06/01/20)	50	53,072
CSX Corp.
3.70%, 10/30/20 (Call 07/30/20)	175	185,461
FedEx Corp.
2.30%, 02/01/20	200	203,346
Kansas City Southern
2.35%, 05/15/20 (Call 04/15/20)	200	201,084
Ryder System Inc.
2.65%, 03/02/20 (Call 02/02/20)	320	326,109
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	275	277,775
2.25%, 06/19/20 (Call 05/19/20)	350	356,191
United Parcel Service of America Inc.
8.38%, 04/01/20	365	444,935

		2,047,973

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.05%
GATX Corp.
2.60%, 03/30/20 (Call 02/28/20)[a]	$100	$100,657

		100,657

TOTAL CORPORATE BONDS & NOTES
(Cost: $207,558,223)		209,516,837

SHORT-TERM INVESTMENTS — 5.16%

MONEY MARKET FUNDS — 5.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	9,664	9,664,823
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	1,295	1,295,122

		10,959,945

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,958,979)		10,959,945

TOTAL INVESTMENTS IN SECURITIES — 103.84%
(Cost: $218,517,202)[g]		220,476,782
Other Assets, Less Liabilities — (3.84)%		(8,144,500)

NET ASSETS — 100.00%		$212,332,282

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $218,522,661. Net unrealized appreciation was $1,954,121, of which $2,031,513 represented gross unrealized appreciation on securities and $77,392 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
2.30%, 06/01/20	$—	$250	$—	$250	$253,657	$826	$—
2.45%, 11/05/20	—	750	—	750	764,602	10,776	—
2.60%, 07/21/20	—	250	—	250	256,118	3,713	—
PNC Financial Services Group Inc. (The)
4.38%, 08/11/20	290	—	—	290	315,410	7,691	—
5.13%, 02/08/20	100	75	—	175	192,768	3,201	—

					$1,782,555	$26,207	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$209,516,837	$—	$209,516,837
Money market funds	10,959,945	—	—	10,959,945

Total	$10,959,945	$209,516,837	$—	$220,476,782

See notes to financial statements.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.96%

ADVERTISING — 0.20%
WPP Finance 2010
4.75%, 11/21/21	$361	$402,392

		402,392
AEROSPACE & DEFENSE — 1.36%
Boeing Co. (The)
2.35%, 10/30/21	490	503,073
General Dynamics Corp.
3.88%, 07/15/21 (Call 04/15/21)	136	148,118
Harris Corp.
5.55%, 10/01/21	225	255,454
L-3 Communications Corp.
4.95%, 02/15/21 (Call 11/15/20)	470	513,076
Lockheed Martin Corp.
3.35%, 09/15/21	615	653,062
Northrop Grumman Corp.
3.50%, 03/15/21	336	356,956
Rockwell Collins Inc.
3.10%, 11/15/21 (Call 08/15/21)	50	51,466
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	75	75,080
8.75%, 03/01/21	200	254,834

		2,811,119
AGRICULTURE — 1.06%
Altria Group Inc.
4.75%, 05/05/21	811	905,790
Archer-Daniels-Midland Co.
4.48%, 03/01/21	257	285,591
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)	405	405,146
2.90%, 11/15/21	559	583,014

		2,179,541
APPAREL — 0.04%
VF Corp.
3.50%, 09/01/21 (Call 06/01/21)	80	85,328

		85,328
AUTO MANUFACTURERS — 3.70%
American Honda Finance Corp.
1.65%, 07/12/21	420	414,246
1.70%, 09/09/21	100	98,817

Security	Principal (000s)	Value
Ford Motor Credit Co. LLC
3.20%, 01/15/21	$600	$612,450
3.34%, 03/18/21	800	821,632
5.75%, 02/01/21	400	448,140
5.88%, 08/02/21	1,000	1,133,900
General Motors Financial Co. Inc.
3.20%, 07/06/21 (Call 06/06/21)[a]	675	681,750
4.20%, 03/01/21 (Call 02/01/21)[a]	900	946,125
4.38%, 09/25/21	592	628,260
PACCAR Financial Corp.
1.65%, 08/11/21	150	148,296
Toyota Motor Credit Corp.
1.90%, 04/08/21	550	551,776
2.75%, 05/17/21	261	270,725
3.40%, 09/15/21	338	361,335
4.25%, 01/11/21	459	503,574

		7,621,026
AUTO PARTS & EQUIPMENT — 0.08%
Johnson Controls Inc.
3.75%, 12/01/21 (Call 09/01/21)	100	106,173
4.25%, 03/01/21	55	59,364

		165,537
BANKS — 27.89%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21	500	504,805
Bancolombia SA
5.95%, 06/03/21	350	385,462
Bank of America Corp.
2.63%, 04/19/21[a]	1,120	1,135,154
5.00%, 05/13/21	815	901,985
5.88%, 01/05/21	675	768,238
Bank of Montreal
1.90%, 08/27/21	250	247,868
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	525	526,291
2.50%, 04/15/21 (Call 03/15/21)	920	937,600
3.55%, 09/23/21 (Call 08/23/21)	481	513,463
4.15%, 02/01/21	5	5,423
Bank of Nova Scotia (The)
2.45%, 03/22/21	825	838,811
2.80%, 07/21/21	494	509,941
4.38%, 01/13/21	9	9,836

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Barclays PLC
3.20%, 08/10/21	$500	$504,285
3.25%, 01/12/21	600	607,662
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	775	776,938
BNP Paribas SA
5.00%, 01/15/21	1,466	1,629,943
BPCE SA
2.65%, 02/03/21	250	256,382
Branch Banking & Trust Co.
2.85%, 04/01/21 (Call 03/01/21)	250	259,095
Capital One Financial Corp.
4.75%, 07/15/21	840	927,108
Capital One N.A./Mclean VA
2.95%, 07/23/21 (Call 06/23/21)	500	512,550
Citigroup Inc.
2.35%, 08/02/21	1,000	999,330
2.70%, 03/30/21	1,075	1,093,200
Citizens Bank N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	250	253,048
Citizens Financial Group Inc.
2.38%, 07/28/21 (Call 06/28/21)[a]	125	125,181
Commonwealth Bank of Australia/New York NY
2.55%, 03/15/21	250	255,005
Cooperatieve Rabobank UA
4.50%, 01/11/21	864	949,864
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21	1,000	1,021,100
Credit Suisse AG/New York NY
3.00%, 10/29/21	1,000	1,025,610
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21[a,b]	500	509,180
Deutsche Bank AG
3.13%, 01/13/21	725	707,063
3.38%, 05/12/21	350	344,949
Discover Bank/Greenwood DE
3.20%, 08/09/21 (Call 07/09/21)	250	256,845
Fifth Third Bank/Cincinnati OH
2.25%, 06/14/21 (Call 05/14/21)	200	201,942
2.88%, 10/01/21 (Call 09/01/21)	400	414,980
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	200	198,876
2.63%, 04/25/21 (Call 03/25/21)	1,400	1,414,952

Security	Principal (000s)	Value
2.88%, 02/25/21 (Call 01/25/21)	$850	$868,997
5.25%, 07/27/21	1,325	1,488,187
HSBC Holdings PLC
2.95%, 05/25/21	800	811,768
3.40%, 03/08/21	1,100	1,136,069
5.10%, 04/05/21	953	1,049,625
Huntington Bancshares Inc./OH
3.15%, 03/14/21 (Call 02/14/21)	400	412,616
JPMorgan Chase & Co.
2.40%, 06/07/21 (Call 05/07/21)[a]	550	554,301
2.55%, 03/01/21 (Call 02/01/21)	1,750	1,776,530
4.35%, 08/15/21	1,438	1,568,498
4.63%, 05/10/21	973	1,070,154
KeyCorp
5.10%, 03/24/21	637	714,988
Lloyds Bank PLC
6.38%, 01/21/21	715	834,076
Lloyds Banking Group PLC
3.10%, 07/06/21[a]	400	411,504
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21[a]	750	744,495
2.95%, 03/01/21	1,100	1,127,368
Mizuho Financial Group Inc.
2.27%, 09/13/21	200	198,458
Morgan Stanley
2.50%, 04/21/21[a]	1,500	1,511,475
5.50%, 07/28/21	1,011	1,147,354
5.75%, 01/25/21	950	1,077,424
National Australia Bank Ltd./New York
1.88%, 07/12/21	250	247,800
2.63%, 01/14/21	500	511,025
Northern Trust Corp.
3.38%, 08/23/21	65	69,212
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[c]	500	504,090
Regions Financial Corp.
3.20%, 02/08/21 (Call 01/08/21)[a]	550	570,207
Royal Bank of Canada
2.50%, 01/19/21	570	584,455
Royal Bank of Scotland PLC (The)
6.13%, 01/11/21	100	112,468
Santander UK Group Holdings PLC
2.88%, 08/05/21	400	398,428
3.13%, 01/08/21	640	649,453

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	$250	$247,145
2.63%, 03/15/21	750	767,385
State Street Corp.
4.38%, 03/07/21	511	562,253
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	680	670,602
2.93%, 03/09/21	1,000	1,023,290
SunTrust Banks Inc.
2.90%, 03/03/21 (Call 02/03/21)	675	697,207
Svenska Handelsbanken AB
2.45%, 03/30/21	750	762,427
Toronto-Dominion Bank (The)
1.80%, 07/13/21	525	521,750
2.13%, 04/07/21	1,025	1,032,021
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	825	842,333
4.13%, 05/24/21 (Call 04/23/21)	264	290,057
Wells Fargo & Co.
2.10%, 07/26/21	800	795,360
2.50%, 03/04/21[a]	1,465	1,482,419
3.00%, 01/22/21	814	838,933
4.60%, 04/01/21	1,107	1,214,612
Westpac Banking Corp.
2.00%, 08/19/21	250	248,732
2.10%, 05/13/21	775	774,256

		57,451,772
BEVERAGES — 2.73%
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21 (Call 01/01/21)	3,425	3,501,720
Anheuser-Busch InBev Worldwide Inc.
4.38%, 02/15/21	131	143,408
Coca-Cola Co. (The)
1.55%, 09/01/21	125	123,919
3.30%, 09/01/21	598	640,135
Coca-Cola Enterprises Inc.
3.25%, 08/19/21 (Call 05/19/21)	200	208,708
Coca-Cola European Partners US LLC
4.50%, 09/01/21 (Call 06/01/21)	200	218,972
Dr Pepper Snapple Group Inc.
3.20%, 11/15/21 (Call 08/15/21)	25	26,157

Security	Principal (000s)	Value
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	$400	$398,500
PepsiCo Inc.
3.00%, 08/25/21	347	365,388

		5,626,907
BIOTECHNOLOGY — 1.43%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)	185	182,364
3.88%, 11/15/21 (Call 08/15/21)	702	754,172
4.10%, 06/15/21 (Call 03/15/21)	801	866,514
Gilead Sciences Inc.
4.40%, 12/01/21 (Call 09/01/21)	638	706,744
4.50%, 04/01/21 (Call 01/01/21)	399	438,226

		2,948,020
BUILDING MATERIALS — 0.26%
Vulcan Materials Co.
7.50%, 06/15/21	450	543,888

		543,888
CHEMICALS — 1.98%
Celanese U.S. Holdings LLC
5.88%, 06/15/21	200	227,816
Dow Chemical Co. (The)
4.13%, 11/15/21 (Call 08/15/21)	655	710,321
Eastman Chemical Co.
4.50%, 01/15/21 (Call 10/15/20)	50	53,939
Ecolab Inc.
4.35%, 12/08/21	567	632,052
EI du Pont de Nemours & Co.
3.63%, 01/15/21	784	834,717
4.25%, 04/01/21	192	209,142
LyondellBasell Industries NV
6.00%, 11/15/21 (Call 08/17/21)	400	465,732
Monsanto Co.
2.75%, 07/15/21	250	254,675
Mosaic Co. (The)
3.75%, 11/15/21 (Call 08/15/21)	200	208,576
Praxair Inc.
3.00%, 09/01/21	300	316,161
4.05%, 03/15/21	55	60,175
Westlake Chemical Corp.
4.63%, 02/15/21 (Call 02/15/18)[b]	100	104,125

		4,077,431

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.25%
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)[a]	$25	$25,096
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	350	369,282
Verisk Analytics Inc.
5.80%, 05/01/21	100	112,818

		507,196
COMPUTERS — 3.87%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)	500	494,105
2.25%, 02/23/21 (Call 01/23/21)	1,365	1,390,430
2.85%, 05/06/21	1,143	1,192,835
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
4.42%, 06/15/21 (Call 05/15/21)[b]	2,125	2,223,557
HP Inc.
4.30%, 06/01/21	263	282,183
4.38%, 09/15/21	853	916,975
4.65%, 12/09/21	698	761,183
International Business Machines Corp.
2.25%, 02/19/21	350	357,378
2.90%, 11/01/21	200	209,264
NetApp Inc.
3.38%, 06/15/21 (Call 04/15/21)	132	137,031

		7,964,941
COSMETICS & PERSONAL CARE — 0.29%
Estee Lauder Companies Inc. (The)
1.70%, 05/10/21 (Call 04/10/21)	40	39,862
Procter & Gamble Co. (The)
1.85%, 02/02/21	550	555,522

		595,384
DISTRIBUTION & WHOLESALE — 0.08%
Arrow Electronics Inc.
5.13%, 03/01/21	150	161,756

		161,756
DIVERSIFIED FINANCIAL SERVICES — 2.65%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.50%, 05/15/21	650	676,000
5.00%, 10/01/21	400	424,500

Security	Principal (000s)	Value
Air Lease Corp.
3.38%, 06/01/21 (Call 05/01/21)	$150	$154,820
3.88%, 04/01/21 (Call 03/01/21)[a]	350	369,856
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)	850	855,695
BGC Partners Inc.
5.13%, 05/27/21	100	105,262
HSBC Finance Corp.
6.68%, 01/15/21	1,617	1,845,692
International Lease Finance Corp.
4.63%, 04/15/21	150	156,375
Jefferies Group LLC
6.88%, 04/15/21	361	418,803
Synchrony Financial
3.75%, 08/15/21 (Call 06/15/21)	432	453,237

		5,460,240
ELECTRIC — 4.28%
Appalachian Power Co.
4.60%, 03/30/21 (Call 12/30/20)	100	109,156
CenterPoint Energy Houston Electric LLC
1.85%, 06/01/21 (Call 05/01/21)	200	199,370
Commonwealth Edison Co.
3.40%, 09/01/21 (Call 06/01/21)	350	372,627
Consolidated Edison Inc.
2.00%, 05/15/21 (Call 04/15/21)	200	200,544
Dominion Resources Inc./VA
4.45%, 03/15/21	606	663,915
DTE Electric Co.
3.90%, 06/01/21 (Call 03/01/21)	50	54,217
Duke Energy Carolinas LLC
3.90%, 06/15/21 (Call 03/15/21)[a]	309	335,481
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	100	98,716
3.55%, 09/15/21 (Call 06/15/21)[a]	609	649,888
Duke Energy Progress LLC
3.00%, 09/15/21 (Call 06/15/21)	155	162,851
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)[b]	400	405,840
Entergy Arkansas Inc.
3.75%, 02/15/21 (Call 11/15/20)	100	105,784
Eversource Energy
2.50%, 03/15/21 (Call 02/15/21)	200	203,188

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	$300	$303,084
Fortis Inc.
2.10%, 10/04/21 (Call 09/04/21)[b]	415	412,207
Georgia Power Co.
2.40%, 04/01/21 (Call 03/01/21)[a]	200	204,754
Great Plains Energy Inc.
4.85%, 06/01/21 (Call 03/01/21)	150	162,885
LG&E & KU Energy LLC
4.38%, 10/01/21 (Call 07/01/21)	300	327,285
NextEra Energy Capital Holdings Inc.
4.50%, 06/01/21 (Call 03/01/21)	50	54,819
Ohio Power Co. Series M
5.38%, 10/01/21	193	220,248
Pacific Gas & Electric Co.
3.25%, 09/15/21 (Call 06/15/21)	325	342,007
PacifiCorp
3.85%, 06/15/21 (Call 03/15/21)	250	271,192
PECO Energy Co.
1.70%, 09/15/21 (Call 08/15/21)	100	99,517
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)[a]	30	31,486
Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	25	27,125
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)[a]	525	535,999
Public Service Electric & Gas Co.
1.90%, 03/15/21 (Call 02/15/21)	185	186,018
Puget Energy Inc.
6.00%, 09/01/21[a]	205	235,076
San Diego Gas & Electric Co.
3.00%, 08/15/21	200	210,656
SCANA Corp.
4.75%, 05/15/21 (Call 02/15/21)	100	107,097
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	360	390,870
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	720	726,278
Western Massachusetts Electric Co.
3.50%, 09/15/21 (Call 06/15/21)	50	52,099
Wisconsin Electric Power Co.
2.95%, 09/15/21 (Call 06/15/21)	150	156,443

Security	Principal (000s)	Value
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	$200	$204,134

		8,822,856
ELECTRICAL COMPONENTS & EQUIPMENT — 0.08%
Emerson Electric Co.
2.63%, 12/01/21 (Call 11/01/21)	164	170,186

		170,186
ELECTRONICS — 0.78%
Amphenol Corp.
3.13%, 09/15/21 (Call 08/15/21)	150	155,350
FLIR Systems Inc.
3.13%, 06/15/21 (Call 05/15/21)	200	204,626
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)[b]	465	466,623
Honeywell International Inc.
4.25%, 03/01/21	534	588,735
PerkinElmer Inc.
5.00%, 11/15/21 (Call 08/15/21)	115	126,842
Thomas & Betts Corp.
5.63%, 11/15/21	50	57,620

		1,599,796
ENGINEERING & CONSTRUCTION — 0.13%
Fluor Corp.
3.38%, 09/15/21	253	266,417

		266,417
ENVIRONMENTAL CONTROL — 0.17%
Republic Services Inc.
5.25%, 11/15/21	209	238,864
Waste Management Inc.
4.60%, 03/01/21 (Call 12/01/20)	100	110,224

		349,088
FOOD — 1.40%
Campbell Soup Co.
4.25%, 04/15/21	55	60,274
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	413	435,240
JM Smucker Co. (The)
3.50%, 10/15/21	261	277,072
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)	100	101,898
2.95%, 11/01/21 (Call 10/01/21)	413	425,687
3.30%, 01/15/21 (Call 12/15/20)	332	347,757
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	475	481,831

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Unilever Capital Corp.
1.38%, 07/28/21	$100	$98,401
4.25%, 02/10/21	600	661,968

		2,890,128
FOREST PRODUCTS & PAPER — 0.24%
Celulosa Arauco y Constitucion SA
5.00%, 01/21/21	150	162,243
International Paper Co.
7.50%, 08/15/21	55	67,567
Weyerhaeuser Co.
4.70%, 03/15/21 (Call 12/15/20)[a]	250	268,625

		498,435
GAS — 0.14%
National Fuel Gas Co.
4.90%, 12/01/21 (Call 09/01/21)[a]	156	166,628
Southern Co. Gas Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	125	131,885

		298,513
HAND & MACHINE TOOLS — 0.03%
Stanley Black & Decker Inc.
3.40%, 12/01/21 (Call 09/01/21)	60	63,683

		63,683
HEALTH CARE – PRODUCTS — 1.57%
Baxter International Inc.
1.70%, 08/15/21 (Call 07/15/21)[a]	200	196,986
Becton Dickinson and Co.
3.13%, 11/08/21	472	493,537
CR Bard Inc.
4.40%, 01/15/21 (Call 10/15/20)	250	273,470
Life Technologies Corp.
5.00%, 01/15/21 (Call 10/15/20)	375	408,428
Medtronic Inc.
4.13%, 03/15/21 (Call 12/15/20)	205	222,735
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	590	601,198
Thermo Fisher Scientific Inc.
3.60%, 08/15/21 (Call 05/15/21)	621	657,695
4.50%, 03/01/21	292	320,949
Zimmer Biomet Holdings Inc.
3.38%, 11/30/21 (Call 08/30/21)	50	51,287

		3,226,285

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.71%
Aetna Inc.
2.40%, 06/15/21 (Call 05/15/21)	$1,000	$1,010,800
4.13%, 06/01/21 (Call 03/01/21)	105	113,305
Anthem Inc.
3.70%, 08/15/21 (Call 05/15/21)	361	384,252
Cigna Corp.
4.50%, 03/15/21 (Call 12/15/20)	175	190,227
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)[a]	363	409,489
Quest Diagnostics Inc.
4.70%, 04/01/21	184	201,780
UnitedHealth Group Inc.
2.13%, 03/15/21	675	680,717
2.88%, 12/15/21	340	354,137
3.38%, 11/15/21 (Call 08/15/21)	159	169,004

		3,513,711
HOUSEHOLD PRODUCTS & WARES — 0.21%
Kimberly-Clark Corp.
3.88%, 03/01/21	50	54,397
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)[a]	357	388,191

		442,588
HOUSEWARES — 0.35%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	700	727,895

		727,895
INSURANCE — 2.17%
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)[a]	925	967,254
Aon PLC
2.80%, 03/15/21 (Call 02/15/21)	100	101,871
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21[a]	438	481,025
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	290	296,305
3.75%, 08/15/21	238	259,115
CNA Financial Corp.
5.75%, 08/15/21	250	285,737
Lincoln National Corp.
4.85%, 06/24/21	150	164,520
Marsh & McLennan Companies Inc.
4.80%, 07/15/21 (Call 04/15/21)	212	234,186

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
MetLife Inc.
4.75%, 02/08/21	$500	$555,895
Progressive Corp. (The)
3.75%, 08/23/21	57	61,718
Prudential Financial Inc.
4.50%, 11/16/21	250	277,877
Reinsurance Group of America Inc.
5.00%, 06/01/21	100	109,168
Trinity Acquisition PLC
3.50%, 09/15/21 (Call 08/15/21)	250	258,178
Unum Group
3.00%, 05/15/21 (Call 04/15/21)	175	178,362
Willis Towers Watson PLC
5.75%, 03/15/21	28	31,269
XLIT Ltd.
5.75%, 10/01/21	175	199,341

		4,461,821
INTERNET — 1.26%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (Call 09/28/21)	800	826,244
Alphabet Inc.
3.63%, 05/19/21	428	466,469
Amazon.com Inc.
3.30%, 12/05/21 (Call 10/05/21)	595	632,485
eBay Inc.
2.88%, 08/01/21 (Call 06/01/21)	469	480,373
JD.com Inc.
3.13%, 04/29/21	200	199,273

		2,604,844
IRON & STEEL — 0.31%
Vale Overseas Ltd.
5.88%, 06/10/21	600	641,250

		641,250
LODGING — 0.22%
Hyatt Hotels Corp.
5.38%, 08/15/21 (Call 05/15/21)	225	252,538
Marriott International Inc./MD
2.88%, 03/01/21 (Call 02/01/21)	175	179,714
Wyndham Worldwide Corp.
5.63%, 03/01/21	25	27,811

		460,063

Security	Principal (000s)	Value
MACHINERY — 1.17%
AGCO Corp.
5.88%, 12/01/21 (Call 09/01/21)	$75	$82,060
Caterpillar Financial Services Corp.
1.70%, 08/09/21	250	245,782
Caterpillar Inc.
3.90%, 05/27/21	914	989,314
John Deere Capital Corp.
2.55%, 01/08/21	460	472,452
2.80%, 03/04/21	156	161,758
3.15%, 10/15/21	206	217,118
3.90%, 07/12/21	108	117,239
Xylem Inc./NY
4.88%, 10/01/21	105	115,618

		2,401,341
MANUFACTURING — 1.22%
3M Co.
1.63%, 09/19/21 (Call 08/19/21)	100	99,722
Dover Corp.
4.30%, 03/01/21 (Call 12/01/20)	100	108,999
General Electric Co.
4.63%, 01/07/21	355	395,310
4.65%, 10/17/21[a]	585	662,056
5.30%, 02/11/21	875	994,123
Textron Inc.
5.95%, 09/21/21 (Call 06/21/21)	225	257,625

		2,517,835
MEDIA — 2.39%
21st Century Fox America Inc.
4.50%, 02/15/21[a]	387	425,948
CBS Corp.
4.30%, 02/15/21 (Call 11/15/20)	95	102,608
Discovery Communications LLC
4.38%, 06/15/21	180	194,328
NBCUniversal Media LLC
4.38%, 04/01/21	843	927,780
Thomson Reuters Corp.
3.95%, 09/30/21 (Call 06/30/21)	50	52,714
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	567	593,553
4.13%, 02/15/21 (Call 11/15/20)	200	210,808
Time Warner Inc.
4.70%, 01/15/21	400	438,788
4.75%, 03/29/21	450	495,117

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Viacom Inc.
3.88%, 12/15/21	$415	$438,589
Walt Disney Co. (The)
2.30%, 02/12/21	295	302,133
2.75%, 08/16/21	350	365,785
3.75%, 06/01/21	350	380,467

		4,928,618
MINING — 1.18%
Barrick North America Finance LLC
4.40%, 05/30/21	525	573,079
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21	775	820,400
Goldcorp Inc.
3.63%, 06/09/21 (Call 04/09/21)	307	320,502
Rio Tinto Finance USA Ltd.
3.75%, 09/20/21[a]	250	268,768
4.13%, 05/20/21	417	453,979

		2,436,728
OFFICE & BUSINESS EQUIPMENT — 0.36%
Pitney Bowes Inc.
3.38%, 10/01/21 (Call 09/01/21)	250	249,250
Xerox Corp.
4.50%, 05/15/21[a]	469	500,512

		749,762
OIL & GAS — 5.72%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)[a]	600	650,838
Apache Corp.
3.63%, 02/01/21 (Call 11/01/20)	207	216,344
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	245	245,365
3.56%, 11/01/21	545	581,864
4.74%, 03/11/21	769	855,951
Canadian Natural Resources Ltd.
3.45%, 11/15/21 (Call 08/15/21)	332	341,565
Chevron Corp.
2.10%, 05/16/21 (Call 04/15/21)	550	553,581
ConocoPhillips Co.
2.88%, 11/15/21 (Call 09/15/21)	482	495,062
4.20%, 03/15/21 (Call 02/15/21)[a]	590	639,790
Devon Energy Corp.
4.00%, 07/15/21 (Call 04/15/21)	230	240,350
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)	400	405,000

Security	Principal (000s)	Value
EOG Resources Inc.
4.10%, 02/01/21	$486	$521,366
EQT Corp.
4.88%, 11/15/21	234	255,851
Exxon Mobil Corp.
2.22%, 03/01/21 (Call 02/01/21)	1,175	1,191,896
Marathon Petroleum Corp.
5.13%, 03/01/21	584	646,249
Nabors Industries Inc.
4.63%, 09/15/21	232	229,680
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	496	526,127
5.63%, 05/01/21 (Call 05/01/17)	307	318,067
Occidental Petroleum Corp. Series 1
4.10%, 02/01/21 (Call 11/01/20)	725	783,167
Pioneer Natural Resources Co.
3.45%, 01/15/21 (Call 12/15/20)	300	312,255
Shell International Finance BV
1.75%, 09/12/21	275	271,703
1.88%, 05/10/21	500	496,870
Total Capital International SA
2.75%, 06/19/21	683	708,066
Total Capital SA
4.13%, 01/28/21[a]	162	176,484
4.25%, 12/15/21	103	113,947

		11,777,438
OIL & GAS SERVICES — 0.33%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	388	405,301
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)[a]	257	266,889

		672,190
PACKAGING & CONTAINERS — 0.07%
Bemis Co. Inc.
4.50%, 10/15/21 (Call 07/15/21)[a]	125	135,709

		135,709
PHARMACEUTICALS — 4.85%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	1,004	1,003,257
AmerisourceBergen Corp.
3.50%, 11/15/21 (Call 08/15/21)	111	117,087

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
DENTSPLY International Inc.
4.13%, 08/15/21 (Call 05/15/21)	$50	$51,497
Express Scripts Holding Co.
3.30%, 02/25/21 (Call 01/25/21)[a]	125	130,832
4.75%, 11/15/21	619	687,270
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	675	679,509
2.45%, 12/05/21	70	72,792
3.55%, 05/15/21	100	108,345
McKesson Corp.
4.75%, 03/01/21 (Call 12/01/20)	375	413,111
Merck & Co. Inc.
3.88%, 01/15/21 (Call 10/15/20)	475	514,644
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)[a,b]	1,100	1,118,997
Owens & Minor Inc.
3.88%, 09/15/21	225	231,487
Perrigo Finance Unlimited Co.
3.50%, 03/15/21 (Call 02/15/21)	200	206,576
3.50%, 12/15/21 (Call 10/15/21)	200	206,570
Pfizer Inc.
1.95%, 06/03/21	550	552,761
Sanofi
4.00%, 03/29/21	825	900,735
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)	980	972,199
Teva Pharmaceutical Finance Co. BV Series 2
3.65%, 11/10/21	400	420,952
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	140	147,315
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21[a]	1,480	1,462,640

		9,998,576
PIPELINES — 1.74%
ANR Pipeline Co.
9.63%, 11/01/21	100	132,757
CenterPoint Energy Resources Corp.
4.50%, 01/15/21 (Call 10/15/20)	200	213,488
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	200	211,842

Security	Principal (000s)	Value
Energy Transfer Partners LP
4.65%, 06/01/21 (Call 03/01/21)	$436	$466,302
Enterprise Products Operating LLC
2.85%, 04/15/21 (Call 03/15/21)	250	256,437
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	783	803,327
5.00%, 10/01/21 (Call 07/01/21)	55	60,133
5.80%, 03/01/21	100	111,604
Magellan Midstream Partners LP
4.25%, 02/01/21	150	161,502
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (Call 11/01/20)[a]	225	244,681
Regency Energy Partners LP/Regency Energy Finance Corp.
6.50%, 07/15/21 (Call 11/14/16)	80	82,702
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp.
4.40%, 06/15/21 (Call 03/15/21)	75	81,133
Spectra Energy Partners LP
4.60%, 06/15/21 (Call 03/15/21)	75	81,093
Sunoco Logistics Partners Operations LP
4.40%, 04/01/21 (Call 03/01/21)	150	161,064
Western Gas Partners LP
5.38%, 06/01/21 (Call 03/01/21)	232	252,880
Williams Partners LP
4.00%, 11/15/21 (Call 08/15/21)	250	262,798

		3,583,743
REAL ESTATE INVESTMENT TRUSTS — 3.61%
American Tower Corp.
3.30%, 02/15/21 (Call 01/15/21)	850	882,121
3.45%, 09/15/21	186	194,065
5.90%, 11/01/21	105	121,220
AvalonBay Communities Inc.
3.95%, 01/15/21 (Call 10/15/20)	150	160,299
Boston Properties LP
4.13%, 05/15/21 (Call 02/15/21)	234	252,074
Camden Property Trust
4.63%, 06/15/21 (Call 03/15/21)	175	190,321
Corporate Office Properties LP
3.70%, 06/15/21 (Call 04/15/21)	125	130,024

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	$250	$247,927
3.40%, 02/15/21 (Call 01/15/21)	475	495,273
Digital Realty Trust LP
5.25%, 03/15/21 (Call 12/15/20)	225	251,339
Duke Realty LP
3.88%, 02/15/21 (Call 12/15/20)[a]	25	26,456
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	313	349,593
Essex Portfolio LP
5.20%, 03/15/21 (Call 12/15/20)	200	222,818
HCP Inc.
5.38%, 02/01/21 (Call 11/03/20)[a]	655	730,070
Healthcare Realty Trust Inc.
5.75%, 01/15/21	50	55,785
Healthcare Trust of America Holdings LP
3.38%, 07/15/21 (Call 05/15/21)	100	102,889
Highwoods Realty LP
3.20%, 06/15/21 (Call 04/15/21)	25	25,711
Hospitality Properties Trust
4.25%, 02/15/21 (Call 11/15/20)[a]	150	158,187
Host Hotels & Resorts LP
6.00%, 10/01/21 (Call 07/01/21)[a]	150	171,012
Kimco Realty Corp.
3.20%, 05/01/21 (Call 03/01/21)	257	266,442
Prologis LP
3.35%, 02/01/21 (Call 11/01/20)	386	405,061
Realty Income Corp.
5.75%, 01/15/21 (Call 10/15/20)[a]	25	28,233
Simon Property Group LP
2.50%, 07/15/21 (Call 04/15/21)	550	562,243
4.13%, 12/01/21 (Call 09/01/21)	7	7,651
4.38%, 03/01/21 (Call 12/01/20)	745	815,410
Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21 (Call 03/01/21)	311	343,064
Welltower Inc.
4.95%, 01/15/21 (Call 10/15/20)	225	247,840

		7,443,128
RETAIL — 3.33%
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	100	102,554

Security	Principal (000s)	Value
AutoZone Inc.
2.50%, 04/15/21 (Call 03/15/21)	$50	$50,655
Best Buy Co. Inc.
5.50%, 03/15/21 (Call 12/15/20)[a]	345	381,408
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	910	910,965
4.13%, 05/15/21 (Call 02/15/21)	286	309,398
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)[a]	600	607,212
4.40%, 04/01/21 (Call 01/01/21)	430	474,591
Kohl’s Corp.
4.00%, 11/01/21 (Call 08/01/21)[a]	259	275,573
Lowe’s Companies Inc.
3.75%, 04/15/21 (Call 01/15/21)	105	113,752
3.80%, 11/15/21 (Call 08/15/21)	405	441,576
Macy’s Retail Holdings Inc.
3.45%, 01/15/21 (Call 12/15/20)[a]	200	207,130
McDonald’s Corp.
3.63%, 05/20/21	250	266,592
Nordstrom Inc.
4.00%, 10/15/21 (Call 07/15/21)[a]	253	270,194
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	420	425,880
TJX Companies Inc. (The)
2.75%, 06/15/21 (Call 04/15/21)	359	373,805
Wal-Mart Stores Inc.
4.25%, 04/15/21	488	542,148
Walgreens Boots Alliance Inc.
2.60%, 06/01/21 (Call 05/01/21)	435	440,520
3.30%, 11/18/21 (Call 09/18/21)	638	668,056

		6,862,009
SEMICONDUCTORS — 1.56%
Applied Materials Inc.
4.30%, 06/15/21	432	477,135
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	370	369,941
3.30%, 10/01/21	857	912,576
KLA-Tencor Corp.
4.13%, 11/01/21 (Call 09/01/21)	186	198,514
Lam Research Corp.
2.80%, 06/15/21 (Call 05/15/21)	590	601,157
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	185	184,782

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Texas Instruments Inc.
2.75%, 03/12/21 (Call 02/12/21)	$200	$208,182
Xilinx Inc.
3.00%, 03/15/21	245	251,321

		3,203,608
SOFTWARE — 2.03%
Activision Blizzard Inc.
2.30%, 09/15/21 (Call 08/15/21)[a,b]	100	99,661
Electronic Arts Inc.
3.70%, 03/01/21 (Call 02/01/21)	375	396,030
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	300	299,769
Fiserv Inc.
4.75%, 06/15/21	100	110,707
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	550	544,115
4.00%, 02/08/21	105	115,169
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	1,250	1,245,313
2.80%, 07/08/21	1,325	1,376,012

		4,186,776
TELECOMMUNICATIONS — 5.24%
AT&T Inc.
2.80%, 02/17/21 (Call 01/17/21)	925	937,811
3.88%, 08/15/21	550	583,159
4.45%, 05/15/21	570	616,763
4.60%, 02/15/21 (Call 11/15/20)	300	324,210
5.00%, 03/01/21	819	898,746
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	575	573,557
2.20%, 02/28/21	1,215	1,233,407
2.90%, 03/04/21	86	89,689
Juniper Networks Inc.
4.60%, 03/15/21	125	135,211
Motorola Solutions Inc.
3.50%, 09/01/21[a]	125	128,473
Orange SA
4.13%, 09/14/21	438	479,706
Qwest Corp.
6.75%, 12/01/21	486	538,245
Telefonica Emisiones SAU
5.46%, 02/16/21	697	784,731

Security	Principal or Shares (000s)	Value
Verizon Communications Inc.
1.75%, 08/15/21 (Call 07/15/21)	$325	$318,445
3.00%, 11/01/21 (Call 09/01/21)	925	951,668
3.45%, 03/15/21	375	393,292
3.50%, 11/01/21	650	686,537
4.60%, 04/01/21	790	867,689
Vodafone Group PLC
4.38%, 03/16/21	230	250,656

		10,791,995
TOYS, GAMES & HOBBIES — 0.01%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	25	25,877

		25,877
TRANSPORTATION — 1.11%
Burlington Northern Santa Fe LLC
3.45%, 09/15/21 (Call 06/15/21)	425	454,593
4.10%, 06/01/21 (Call 03/01/21)	100	108,300
Canadian National Railway Co.
2.85%, 12/15/21 (Call 09/15/21)	300	313,287
CSX Corp.
4.25%, 06/01/21 (Call 03/01/21)	225	245,193
Norfolk Southern Corp.
3.25%, 12/01/21 (Call 09/01/21)	159	167,920
Ryder System Inc.
3.45%, 11/15/21 (Call 10/15/21)[a]	100	105,206
Union Pacific Corp.
4.00%, 02/01/21 (Call 11/01/20)	250	271,250
United Parcel Service Inc.
3.13%, 01/15/21	586	621,295

		2,287,044
TRUCKING & LEASING — 0.12%
GATX Corp.
4.85%, 06/01/21[a]	225	245,995

		245,995

TOTAL CORPORATE BONDS & NOTES
(Cost: $201,516,788)		203,888,409

SHORT-TERM INVESTMENTS — 8.06%

MONEY MARKET FUNDS — 8.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	16,267	16,269,083

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2016

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	329	$328,663

		16,597,746

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,596,207)		16,597,746

TOTAL INVESTMENTS IN SECURITIES — 107.02%
(Cost: $218,112,995)[g]		220,486,155
Other Assets, Less Liabilities — (7.02)%		(14,456,977)

NET ASSETS — 100.00%		$206,029,178

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $218,134,699. Net unrealized appreciation was $2,351,456, of which $2,632,821 represented gross unrealized appreciation on securities and $281,365 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
2.15%, 04/29/21	$—	$500	$—	$500	$504,090	$5,049	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$203,888,409	$—	$203,888,409
Money market funds	16,597,746	—	—	16,597,746

Total	$16,597,746	$203,888,409	$—	$220,486,155

See notes to financial statements.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.51%

ADVERTISING — 0.48%
Interpublic Group of Companies Inc. (The)
4.00%, 03/15/22	$125	$132,181
Omnicom Group Inc.
3.63%, 05/01/22	305	325,051
WPP Finance 2010
3.63%, 09/07/22	187	198,772

		656,004
AEROSPACE & DEFENSE — 1.82%
Boeing Co. (The)
2.20%, 10/30/22 (Call 08/30/22)	150	151,721
Embraer SA
5.15%, 06/15/22[a]	100	105,091
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	505	510,949
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	588	603,358
United Technologies Corp.
3.10%, 06/01/22	1,080	1,140,404

		2,511,523
AGRICULTURE — 1.41%
Altria Group Inc.
2.85%, 08/09/22	927	953,049
Philip Morris International Inc.
2.50%, 08/22/22	455	463,854
Reynolds American Inc.
4.00%, 06/12/22	495	533,145

		1,950,048
AUTO MANUFACTURERS — 1.62%
Ford Motor Credit Co. LLC
3.22%, 01/09/22	200	203,494
4.25%, 09/20/22	600	640,170
General Motors Financial Co. Inc.
3.45%, 04/10/22 (Call 02/10/22)	634	641,133
Toyota Motor Credit Corp.
3.30%, 01/12/22	709	754,794

		2,239,591
BANKS — 14.41%
Bank of America Corp.
2.50%, 10/21/22 (Call 10/21/21)	495	494,565
5.70%, 01/24/22	1,128	1,301,802

Security	Principal (000s)	Value
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	$336	$341,164
BB&T Corp.
3.95%, 03/22/22 (Call 02/22/22)	100	107,239
Citigroup Inc.
4.05%, 07/30/22	319	335,703
4.50%, 01/14/22	1,160	1,271,975
Cooperatieve Rabobank UA
3.88%, 02/08/22	1,393	1,509,538
3.95%, 11/09/22	500	523,850
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	770	783,621
Fifth Third Bancorp.
3.50%, 03/15/22 (Call 02/15/22)	200	210,868
Goldman Sachs Group Inc. (The)
5.75%, 01/24/22[a]	2,003	2,315,128
HSBC Holdings PLC
2.65%, 01/05/22	700	695,688
4.00%, 03/30/22	1,197	1,268,796
4.88%, 01/14/22	266	292,161
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	550	545,573
JPMorgan Chase & Co.
3.25%, 09/23/22	1,032	1,073,600
4.50%, 01/24/22	1,669	1,836,668
KeyBank N.A./Cleveland OH
3.18%, 10/15/27	250	257,215
Morgan Stanley
4.88%, 11/01/22	696	763,658
MUFG Americas Holdings Corp.
3.50%, 06/18/22	150	157,050
Northern Trust Corp.
2.38%, 08/02/22	254	258,267
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[b,c]	546	556,920
3.30%, 03/08/22 (Call 02/06/22)[c]	535	565,629
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22	300	311,916
U.S. Bancorp.
2.95%, 07/15/22 (Call 06/15/22)	609	630,936
3.00%, 03/15/22 (Call 02/15/22)	226	236,990
Wells Fargo & Co.
3.50%, 03/08/22[a]	1,171	1,230,229

		19,876,749

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
BEVERAGES — 2.17%
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	$1,265	$1,280,129
Beam Suntory Inc.
3.25%, 05/15/22 (Call 02/15/22)	25	25,709
Coca-Cola Refreshments USA Inc.
8.50%, 02/01/22	25	32,848
Diageo Investment Corp.
2.88%, 05/11/22	614	638,259
Molson Coors Brewing Co.
3.50%, 05/01/22	122	129,493
PepsiCo Inc.
2.75%, 03/05/22	504	525,672
3.10%, 07/17/22 (Call 05/17/22)	350	369,078

		3,001,188
BIOTECHNOLOGY — 1.96%
Amgen Inc.
2.70%, 05/01/22 (Call 03/01/22)	327	332,647
3.63%, 05/15/22 (Call 02/15/22)	163	173,349
Biogen Inc.
3.63%, 09/15/22	466	496,882
Celgene Corp.
3.25%, 08/15/22	354	367,218
3.55%, 08/15/22[a]	531	560,216
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)[a]	250	248,357
3.25%, 09/01/22 (Call 07/01/22)	502	527,828

		2,706,497
BUILDING MATERIALS — 0.20%
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	263	278,830

		278,830
CHEMICALS — 2.37%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	118	121,074
Airgas Inc.
2.90%, 11/15/22 (Call 08/15/22)	150	154,287
Cabot Corp.
3.70%, 07/15/22	225	234,290
Celanese U.S. Holdings LLC
4.63%, 11/15/22[a]	250	272,338
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	746	767,530

Security	Principal (000s)	Value
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	$501	$526,215
Methanex Corp.
5.25%, 03/01/22	100	103,500
Monsanto Co.
2.20%, 07/15/22 (Call 04/15/22)	100	98,690
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	266	267,774
2.45%, 02/15/22 (Call 11/15/21)	100	102,338
Syngenta Finance NV
3.13%, 03/28/22	333	340,393
Westlake Chemical Corp.
3.60%, 07/15/22 (Call 04/15/22)	275	282,496

		3,270,925
COMMERCIAL SERVICES — 0.60%
Block Financial LLC
5.50%, 11/01/22 (Call 05/01/22)	170	183,042
Catholic Health Initiatives
2.95%, 11/01/22	260	261,433
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)[a]	69	71,832
Moody’s Corp.
4.50%, 09/01/22 (Call 06/01/22)	143	158,442
Verisk Analytics Inc.
4.13%, 09/12/22	150	159,453

		834,202
COMPUTERS — 2.20%
Apple Inc.
2.15%, 02/09/22	826	831,650
2.70%, 05/13/22	285	294,379
Computer Sciences Corp.
4.45%, 09/15/22	100	105,792
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)[a,d]	600	646,542
HP Inc.
4.05%, 09/15/22	238	251,028
International Business Machines Corp.
1.88%, 08/01/22	700	691,467
2.88%, 11/09/22	200	207,946

		3,028,804
COSMETICS & PERSONAL CARE — 0.69%
Colgate-Palmolive Co.
2.30%, 05/03/22[a]	306	312,414

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Estee Lauder Companies Inc. (The)
2.35%, 08/15/22	$150	$151,909
Procter & Gamble Co. (The)
2.30%, 02/06/22	471	482,130

		946,453
DISTRIBUTION & WHOLESALE — 0.17%
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	200	203,410
Ingram Micro Inc.
5.00%, 08/10/22 (Call 02/10/22)	25	25,664

		229,074
DIVERSIFIED FINANCIAL SERVICES — 3.85%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.95%, 02/01/22 (Call 01/01/22)[a]	650	663,000
4.63%, 07/01/22	250	260,937
Air Lease Corp.
3.75%, 02/01/22 (Call 12/01/21)	263	276,566
American Express Co.
2.65%, 12/02/22	638	648,521
CME Group Inc.
3.00%, 09/15/22	435	457,350
Discover Financial Services
3.85%, 11/21/22	222	229,493
5.20%, 04/27/22	100	110,375
E*TRADE Financial Corp.
5.38%, 11/15/22 (Call 11/15/17)	249	266,164
Franklin Resources Inc.
2.80%, 09/15/22	150	154,027
International Lease Finance Corp.
5.88%, 08/15/22	350	385,875
Invesco Finance PLC
3.13%, 11/30/22	242	251,232
National Rural Utilities Cooperative Finance Corp.
3.05%, 02/15/22 (Call 11/15/21)	200	209,706
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	441	455,853
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	905	941,417

		5,310,516
ELECTRIC — 4.67%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)[a]	175	180,455

Security	Principal (000s)	Value
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)[a]	$169	$174,567
Baltimore Gas & Electric Co.
2.80%, 08/15/22 (Call 05/15/22)	125	128,930
CMS Energy Corp.
5.05%, 03/15/22 (Call 12/15/21)	200	225,906
Dominion Resources Inc./VA Series B
2.75%, 09/15/22 (Call 06/15/22)	400	407,180
DTE Electric Co.
2.65%, 06/15/22 (Call 03/15/22)	150	153,620
DTE Energy Co.
3.30%, 06/15/22 (Call 04/15/22)	175	183,720
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	292	303,695
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	70	72,758
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	338	363,478
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)[a]	195	207,496
Georgia Power Co.
2.85%, 05/15/22	100	103,917
Great Plains Energy Inc.
5.29%, 06/15/22 (Call 03/15/22)[b]	25	27,718
NiSource Finance Corp.
6.13%, 03/01/22	290	342,487
Northern States Power Co./MN
2.15%, 08/15/22 (Call 02/15/22)	300	301,548
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	50	50,405
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	225	245,171
7.00%, 09/01/22	338	424,207
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)[a]	260	263,801
PacifiCorp
2.95%, 02/01/22 (Call 11/01/21)	200	208,624
PECO Energy Co.
2.38%, 09/15/22 (Call 06/15/22)	100	101,501
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	175	183,848
4.20%, 06/15/22 (Call 03/15/22)	325	352,537
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	265	275,197

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	$50	$50,584
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	150	170,612
SCANA Corp.
4.13%, 02/01/22 (Call 11/01/21)	150	155,973
Southern California Edison Co. Series B
2.40%, 02/01/22 (Call 12/01/21)	225	229,133
Southwestern Electric Power Co.
3.55%, 02/15/22 (Call 11/15/21)	100	105,838
Tampa Electric Co.
2.60%, 09/15/22 (Call 06/15/22)	122	124,634
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)[a]	325	318,906

		6,438,446
ELECTRONICS — 0.74%
Amphenol Corp.
4.00%, 02/01/22 (Call 11/01/21)	7	7,503
Avnet Inc.
4.88%, 12/01/22	200	215,632
Corning Inc.
2.90%, 05/15/22 (Call 03/15/22)	250	257,467
Jabil Circuit Inc.
4.70%, 09/15/22	123	129,765
Koninklijke Philips NV
3.75%, 03/15/22	378	406,955

		1,017,322
ENGINEERING & CONSTRUCTION — 0.30%
ABB Finance USA Inc.
2.88%, 05/08/22	393	407,655

		407,655
ENVIRONMENTAL CONTROL — 0.38%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	334	356,542
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	163	169,241

		525,783
FOOD — 1.97%
Campbell Soup Co.
2.50%, 08/02/22	100	101,449
ConAgra Foods Inc.
3.25%, 09/15/22	105	108,215

Security	Principal (000s)	Value
Flowers Foods Inc.
4.38%, 04/01/22 (Call 01/01/22)[a]	$200	$211,210
JM Smucker Co. (The)
3.00%, 03/15/22	210	218,581
Kraft Heinz Foods Co.
3.50%, 06/06/22	796	841,348
3.50%, 07/15/22 (Call 05/15/22)	450	474,147
Kroger Co. (The)
3.40%, 04/15/22 (Call 01/15/22)	250	261,630
Sysco Corp.
2.60%, 06/12/22	125	126,281
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	347	380,399

		2,723,260
FOREST PRODUCTS & PAPER — 0.45%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	50	53,314
Domtar Corp.
4.40%, 04/01/22 (Call 01/01/22)	200	210,050
International Paper Co.
4.75%, 02/15/22 (Call 11/15/21)[a]	320	355,686

		619,050
GAS — 0.17%
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	225	230,416

		230,416
HAND & MACHINE TOOLS — 0.29%
Kennametal Inc.
3.88%, 02/15/22 (Call 11/15/21)	75	75,558
Stanley Black & Decker Inc.
2.90%, 11/01/22	306	318,231

		393,789
HEALTH CARE – PRODUCTS — 2.04%
Abbott Laboratories
2.55%, 03/15/22	394	401,391
Boston Scientific Corp.
3.38%, 05/15/22	263	273,707
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	60	63,042
Medtronic Inc.
3.13%, 03/15/22 (Call 12/15/21)	328	344,213
3.15%, 03/15/22	1,027	1,082,129

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Thermo Fisher Scientific Inc.
3.30%, 02/15/22	$329	$343,779
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	300	307,683

		2,815,944
HEALTH CARE – SERVICES — 2.11%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	461	469,902
Anthem Inc.
3.13%, 05/15/22	451	465,630
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	386	413,823
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	220	226,774
Laboratory Corp. of America Holdings
3.20%, 02/01/22[a]	303	313,571
3.75%, 08/23/22 (Call 05/23/22)	78	83,171
UnitedHealth Group Inc.
2.88%, 03/15/22 (Call 12/15/21)	117	121,499
3.35%, 07/15/22	769	818,647

		2,913,017
HOLDING COMPANIES – DIVERSIFIED — 0.32%
Ares Capital Corp.
3.63%, 01/19/22 (Call 12/19/21)	250	249,935
Brixmor Operating Partnership LP
3.88%, 08/15/22 (Call 06/15/22)	160	166,877
FS Investment Corp.
4.75%, 05/15/22 (Call 04/15/22)	25	25,316

		442,128
HOME BUILDERS — 0.06%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	76	80,078

		80,078
HOME FURNISHINGS — 0.08%
Whirlpool Corp.
4.70%, 06/01/22	100	111,409

		111,409
HOUSEHOLD PRODUCTS & WARES — 0.13%
Church & Dwight Co. Inc.
2.88%, 10/01/22	50	50,744
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	70	72,633

Security	Principal (000s)	Value
Kimberly-Clark Corp.
2.40%, 03/01/22	$50	$51,191

		174,568
HOUSEWARES — 0.15%
Newell Brands Inc.
4.00%, 06/15/22 (Call 03/15/22)	200	212,336

		212,336
INSURANCE — 2.82%
Alleghany Corp.
4.95%, 06/27/22	314	346,436
American International Group Inc.
4.88%, 06/01/22	687	766,403
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	483	507,068
Berkshire Hathaway Inc.
3.40%, 01/31/22	203	217,797
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	425	441,805
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	433	489,047
Infinity Property & Casualty Corp.
5.00%, 09/19/22	50	52,392
Lincoln National Corp.
4.20%, 03/15/22	200	215,808
Markel Corp.
4.90%, 07/01/22	100	109,843
MetLife Inc.
3.05%, 12/15/22	235	243,225
OneBeacon U.S. Holdings Inc.
4.60%, 11/09/22	100	99,734
Primerica Inc.
4.75%, 07/15/22	125	135,593
Principal Financial Group Inc.
3.30%, 09/15/22	50	51,703
StanCorp Financial Group Inc.
5.00%, 08/15/22	200	210,174

		3,887,028
INTERNET — 1.27%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	613	625,756
Baidu Inc.
3.50%, 11/28/22	200	208,537

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	$610	$610,323
3.80%, 03/09/22 (Call 02/09/22)	100	106,030
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	200	204,214

		1,754,860
IRON & STEEL — 0.90%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	195	212,234
Vale Overseas Ltd.
4.38%, 01/11/22[a]	1,025	1,027,563

		1,239,797
LODGING — 0.38%
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)[a]	250	249,940
Wyndham Worldwide Corp.
4.25%, 03/01/22 (Call 12/01/21)[a]	256	270,868

		520,808
MACHINERY — 1.20%
Caterpillar Financial Services Corp.
2.85%, 06/01/22	173	179,119
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)[a]	400	409,344
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	581	597,355
Flowserve Corp.
3.50%, 09/15/22 (Call 06/15/22)[a]	123	127,027
John Deere Capital Corp.
2.75%, 03/15/22	155	160,622
Roper Technologies Inc.
3.13%, 11/15/22 (Call 08/15/22)	174	177,588

		1,651,055
MANUFACTURING — 2.36%
3M Co.
2.00%, 06/26/22	336	337,683
Eaton Corp.
2.75%, 11/02/22	852	868,239
General Electric Co.
2.70%, 10/09/22	1,253	1,293,886
3.15%, 09/07/22	442	466,681
Parker-Hannifin Corp.
3.50%, 09/15/22	100	107,498

Security	Principal (000s)	Value
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	$173	$172,780
Tyco Electronics Group SA
3.50%, 02/03/22 (Call 11/03/21)	15	15,816

		3,262,583
MEDIA — 3.89%
21st Century Fox America Inc.
3.00%, 09/15/22	402	414,828
CBS Corp.
3.38%, 03/01/22 (Call 12/01/21)	388	405,739
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (Call 05/23/22)[d]	1,250	1,329,500
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	331	461,599
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)	425	417,121
3.13%, 07/15/22	496	521,688
Discovery Communications LLC
3.30%, 05/15/22	245	251,233
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	231	233,998
Scripps Networks Interactive Inc.
3.50%, 06/15/22 (Call 04/15/22)[a]	25	25,830
Time Warner Inc.
3.40%, 06/15/22	108	112,524
4.00%, 01/15/22	271	290,014
Viacom Inc.
3.13%, 06/15/22 (Call 03/15/22)	250	253,870
Walt Disney Co. (The)
2.35%, 12/01/22	641	653,653

		5,371,597
MINING — 1.59%
Barrick Gold Corp.
3.85%, 04/01/22	184	194,871
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	385	401,351
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[a]	738	779,166
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	262	270,785
3.50%, 03/22/22 (Call 12/22/21)	415	441,854

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Southern Copper Corp.
3.50%, 11/08/22	$105	$106,176

		2,194,203
OIL & GAS — 6.22%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	526	540,165
BP Capital Markets PLC
2.50%, 11/06/22	346	347,643
3.06%, 03/17/22[a]	175	181,710
3.25%, 05/06/22	919	960,502
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)[a]	952	959,626
2.41%, 03/03/22 (Call 01/03/22)	205	208,294
Cimarex Energy Co.
5.88%, 05/01/22 (Call 05/01/17)	171	179,213
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	466	464,006
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	376	377,880
Exxon Mobil Corp.
2.40%, 03/06/22 (Call 01/06/22)	489	497,836
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	195	207,457
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	374	355,300
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)[a]	360	367,776
3.13%, 02/15/22 (Call 11/15/21)	238	248,224
Phillips 66
4.30%, 04/01/22	759	833,989
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)	303	322,286
Sasol Financing International Ltd.
4.50%, 11/14/22[a]	400	407,932
Shell International Finance BV
2.38%, 08/21/22	551	553,843
Total Capital International SA
2.88%, 02/17/22	541	561,726

		8,575,408
OIL & GAS SERVICES — 0.45%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)[a]	97	97,870

Security	Principal (000s)	Value
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	$559	$526,997

		624,867
PACKAGING & CONTAINERS — 0.21%
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	150	157,909
WestRock RKT Co.
4.90%, 03/01/22	125	139,179

		297,088
PHARMACEUTICALS — 5.85%
AbbVie Inc.
2.90%, 11/06/22	1,097	1,110,383
3.20%, 11/06/22 (Call 09/06/22)	589	605,327
Actavis Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	1,677	1,743,879
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	364	374,134
Baxalta Inc.
3.60%, 06/23/22 (Call 04/23/22)	325	338,708
Bristol-Myers Squibb Co.
2.00%, 08/01/22	466	466,666
Cardinal Health Inc.
3.20%, 06/15/22	100	104,040
Express Scripts Holding Co.
3.90%, 02/15/22	397	424,476
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	842	874,737
McKesson Corp.
2.70%, 12/15/22 (Call 09/15/22)	140	140,748
Merck & Co. Inc.
2.35%, 02/10/22[a]	531	540,314
2.40%, 09/15/22 (Call 06/15/22)	386	393,118
Novartis Capital Corp.
2.40%, 09/21/22	511	523,131
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	425	429,314

		8,068,975
PIPELINES — 3.71%
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	50	62,114
Energy Transfer Partners LP
5.20%, 02/01/22 (Call 11/01/21)	436	477,202

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Enterprise Products Operating LLC
4.05%, 02/15/22	$231	$249,302
Kinder Morgan Energy Partners LP
3.95%, 09/01/22 (Call 06/01/22)	571	597,306
4.15%, 03/01/22	50	52,325
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	416	424,191
Plains All American Pipeline LP/PAA Finance Corp.
3.65%, 06/01/22 (Call 03/01/22)	394	405,698
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	163	174,782
5.88%, 03/01/22 (Call 12/01/21)	509	568,833
Sunoco Logistics Partners Operations LP
4.65%, 02/15/22	175	189,212
TransCanada PipeLines Ltd.
2.50%, 08/01/22	477	475,798
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	191	196,014
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	126	125,979
3.60%, 03/15/22 (Call 01/15/22)	800	813,864
Williams Partners LP/ACMP Finance Corp.
6.13%, 07/15/22 (Call 01/15/17)	296	306,836

		5,119,456
REAL ESTATE INVESTMENT TRUSTS — 4.28%
Alexandria Real Estate Equities Inc.
4.60%, 04/01/22 (Call 01/01/22)	313	337,326
American Tower Corp.
2.25%, 01/15/22	350	345,152
4.70%, 03/15/22	349	384,497
AvalonBay Communities Inc.
2.95%, 09/15/22 (Call 06/15/22)	75	76,950
Camden Property Trust
2.95%, 12/15/22 (Call 09/15/22)	175	175,140
Crown Castle International Corp.
4.88%, 04/15/22	498	549,299
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	200	217,594
Digital Realty Trust LP
3.95%, 07/01/22 (Call 05/01/22)	100	105,504

Security	Principal (000s)	Value
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	$200	$212,048
EPR Properties
5.75%, 08/15/22 (Call 05/15/22)	200	219,946
Essex Portfolio LP
3.63%, 08/15/22 (Call 05/15/22)	200	210,466
Federal Realty Investment Trust
3.00%, 08/01/22 (Call 05/01/22)	100	103,110
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)	25	25,228
4.00%, 12/01/22 (Call 10/01/22)	316	332,505
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	223	241,067
Host Hotels & Resorts LP
5.25%, 03/15/22 (Call 12/15/21)[a]	185	204,271
Kimco Realty Corp.
3.40%, 11/01/22 (Call 09/01/22)	175	182,849
Mack-Cali Realty LP
4.50%, 04/18/22 (Call 01/18/22)	25	25,573
National Retail Properties Inc.
3.80%, 10/15/22 (Call 07/15/22)	50	52,809
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	150	155,292
Select Income REIT
4.15%, 02/01/22 (Call 12/01/21)	250	252,637
Simon Property Group LP
3.38%, 03/15/22 (Call 12/15/21)	220	232,872
UDR Inc.
4.63%, 01/10/22 (Call 10/10/21)	100	109,731
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	195	201,624
4.25%, 03/01/22 (Call 12/01/21)	168	181,632
Vornado Realty LP
5.00%, 01/15/22 (Call 10/15/21)	200	218,422
Washington Real Estate Investment Trust
3.95%, 10/15/22 (Call 07/15/22)[a]	100	101,344
Weingarten Realty Investors
3.38%, 10/15/22 (Call 07/15/22)	100	102,385
Welltower Inc.
5.25%, 01/15/22 (Call 10/15/21)	311	351,884

		5,909,157

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
RETAIL — 3.74%
Advance Auto Parts Inc.
4.50%, 01/15/22 (Call 10/15/21)	$50	$53,562
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	168	178,555
Costco Wholesale Corp.
2.25%, 02/15/22	218	222,338
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	376	383,024
3.50%, 07/20/22 (Call 05/20/22)	954	1,006,279
4.75%, 12/01/22 (Call 09/01/22)	100	112,291
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	663	684,070
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	316	332,391
Macy’s Retail Holdings Inc.
3.88%, 01/15/22 (Call 10/15/21)[a]	408	426,123
McDonald’s Corp.
2.63%, 01/15/22	246	252,155
O’Reilly Automotive Inc.
3.80%, 09/01/22 (Call 06/01/22)	50	52,972
QVC Inc.
5.13%, 07/02/22	200	209,750
Starbucks Corp.
2.70%, 06/15/22 (Call 04/15/22)	242	251,460
Target Corp.
2.90%, 01/15/22	391	408,345
Walgreen Co.
3.10%, 09/15/22	569	586,707

		5,160,022
SAVINGS & LOANS — 0.15%
People’s United Financial Inc.
3.65%, 12/06/22 (Call 09/06/22)	205	210,102

		210,102
SEMICONDUCTORS — 1.75%
Intel Corp.
2.70%, 12/15/22	813	841,593
3.10%, 07/29/22	339	358,218
QUALCOMM Inc.
3.00%, 05/20/22	828	862,809
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)	350	346,458

		2,409,078

Security	Principal (000s)	Value
SOFTWARE — 3.09%
Autodesk Inc.
3.60%, 12/15/22 (Call 09/15/22)[a]	$175	$179,403
Dun & Bradstreet Corp. (The)
4.38%, 12/01/22 (Call 09/01/22)	25	25,854
Fidelity National Information Services Inc.
4.50%, 10/15/22 (Call 08/15/22)	249	272,924
5.00%, 03/15/22 (Call 03/15/17)	109	112,695
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	116	122,255
Microsoft Corp.
2.13%, 11/15/22[a]	174	174,816
2.38%, 02/12/22 (Call 01/12/22)	358	364,591
2.65%, 11/03/22 (Call 09/03/22)	866	894,171
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	1,046	1,061,502
2.50%, 10/15/22	1,041	1,057,843

		4,266,054
TELECOMMUNICATIONS — 4.41%
America Movil SAB de CV
3.13%, 07/16/22	800	820,552
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	741	733,783
3.00%, 02/15/22	600	608,208
3.00%, 06/30/22 (Call 04/30/22)	1,422	1,439,334
3.80%, 03/15/22	405	425,926
Cisco Systems Inc.
3.00%, 06/15/22	178	186,950
Motorola Solutions Inc.
3.75%, 05/15/22	305	314,556
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	438	456,440
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	614	613,816
Vodafone Group PLC
2.50%, 09/26/22	480	478,382

		6,077,947
TRANSPORTATION — 2.17%
Burlington Northern Santa Fe LLC
3.05%, 03/15/22 (Call 12/15/21)	311	326,314
3.05%, 09/01/22 (Call 06/01/22)	420	440,887

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
Canadian National Railway Co.
2.25%, 11/15/22 (Call 08/15/22)	$175	$175,917
Canadian Pacific Railway Co.
4.50%, 01/15/22	150	163,185
FedEx Corp.
2.63%, 08/01/22	419	429,278
JB Hunt Transport Services Inc.
3.30%, 08/15/22 (Call 06/15/22)[a]	50	51,652
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	433	448,817
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	356	397,513
United Parcel Service Inc.
2.45%, 10/01/22	548	563,163

		2,996,726
TRUCKING & LEASING — 0.26%
GATX Corp.
4.75%, 06/15/22	325	357,182

		357,182

TOTAL CORPORATE BONDS & NOTES
(Cost: $132,843,011)		135,899,598

SHORT-TERM INVESTMENTS — 7.70%

MONEY MARKET FUNDS — 7.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[e,f,g]	9,075	9,076,055

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	1,549	$1,549,331

		10,625,386

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,624,529)		10,625,386

TOTAL INVESTMENTS IN SECURITIES — 106.21%
(Cost: $143,467,540)[h]		146,524,984
Other Assets, Less Liabilities — (6.21)%		(8,567,334)

NET ASSETS — 100.00%		$137,957,650

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Affiliated issuer. See Schedule 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $143,470,703. Net unrealized appreciation was $3,054,281, of which $3,143,175 represented gross unrealized appreciation on securities and $88,894 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	$—	$546	$—	$546	$556,920	$4,239	$—
3.30%, 03/08/22	100	535	(100)	535	565,629	11,552	(830)

					$1,122,549	$15,791	$(830)

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$135,899,598	$—	$135,899,598
Money market funds	10,625,386	—	—	10,625,386

Total	$10,625,386	$135,899,598	$—	$146,524,984

See notes to financial statements.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.45%

ADVERTISING — 0.06%
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	$50	$52,031

		52,031
AEROSPACE & DEFENSE — 1.20%
Embraer Overseas Ltd.
5.70%, 09/16/23[a]	150	158,606
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	210	205,527
Lockheed Martin Corp.
3.10%, 01/15/23 (Call 11/15/22)	200	208,832
Northrop Grumman Corp.
3.25%, 08/01/23	410	433,079
Rockwell Collins Inc.
3.70%, 12/15/23 (Call 09/15/23)	25	26,487

		1,032,531
AGRICULTURE — 1.27%
Altria Group Inc.
2.95%, 05/02/23	200	206,424
Philip Morris International Inc.
2.13%, 05/10/23 (Call 03/10/23)	201	198,260
2.63%, 03/06/23[b]	111	112,793
3.60%, 11/15/23	289	310,675
Reynolds American Inc.
4.85%, 09/15/23	238	267,619

		1,095,771
AIRLINES — 0.41%
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	320	349,660

		349,660
APPAREL — 0.18%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	150	151,791

		151,791
AUTO MANUFACTURERS — 2.19%
Ford Motor Credit Co. LLC
3.10%, 05/04/23	200	199,880
4.38%, 08/06/23	400	425,560

Security	Principal (000s)	Value
General Motors Co.
4.88%, 10/02/23[b]	$721	$775,976
General Motors Financial Co. Inc.
3.70%, 05/09/23 (Call 03/09/23)	171	172,924
4.25%, 05/15/23	51	52,849
Toyota Motor Credit Corp.
2.25%, 10/18/23	200	199,750
2.63%, 01/10/23	59	60,289

		1,887,228
BANKS — 16.32%
Bank of America Corp.
3.30%, 01/11/23	1,130	1,162,736
4.10%, 07/24/23	777	834,801
Bank of New York Mellon Corp. (The)
2.20%, 08/16/23 (Call 06/16/23)	275	271,051
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23[b]	425	443,424
Capital One Financial Corp.
3.50%, 06/15/23	400	413,584
Citigroup Inc.
3.38%, 03/01/23	61	62,874
3.50%, 05/15/23	225	230,708
3.88%, 10/25/23	571	606,339
Cooperatieve Rabobank UA
4.63%, 12/01/23[b]	500	538,815
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 06/09/23[a],b	500	504,875
Discover Bank/Greenwood DE
4.20%, 08/08/23	250	266,375
Goldman Sachs Group Inc. (The)
3.63%, 01/22/23	760	799,330
HSBC Holdings PLC
3.60%, 05/25/23	600	619,104
JPMorgan Chase & Co.
2.70%, 05/18/23 (Call 03/18/23)	557	557,886
3.20%, 01/25/23	1,291	1,334,649
3.38%, 05/01/23	135	138,253
Mitsubishi UFJ Financial Group Inc.
2.53%, 09/13/23	200	199,340
Morgan Stanley
3.75%, 02/25/23[b]	907	957,583
4.10%, 05/22/23	555	583,788

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
National Australia Bank Ltd./New York
3.00%, 01/20/23	$250	$256,732
PNC Bank N.A.
3.80%, 07/25/23 (Call 06/25/23)[c]	250	267,685
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	800	783,000
State Street Corp.
3.10%, 05/15/23	340	348,446
3.70%, 11/20/23	267	288,942
Sumitomo Mitsui Banking Corp.
3.95%, 07/19/23	250	269,695
SunTrust Bank/Atlanta GA
2.75%, 05/01/23 (Call 04/01/23)	200	201,824
Wells Fargo & Co.
4.13%, 08/15/23	350	372,442
Series M
3.45%, 02/13/23	725	743,785

		14,058,066
BEVERAGES — 4.64%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	770	777,238
3.30%, 02/01/23 (Call 12/01/22)	1,400	1,462,426
Coca-Cola Co. (The)
2.50%, 04/01/23	375	381,945
3.20%, 11/01/23	356	377,969
Coca-Cola FEMSA SAB de CV
3.88%, 11/26/23	300	318,285
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	431	443,727
PepsiCo Inc.
2.75%, 03/01/23	225	232,835

		3,994,425
BIOTECHNOLOGY — 0.49%
Amgen Inc.
2.25%, 08/19/23 (Call 06/19/23)	225	220,084
Celgene Corp.
4.00%, 08/15/23	100	106,272
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)	100	99,589

		425,945
CHEMICALS — 1.67%
Agrium Inc.
3.50%, 06/01/23 (Call 03/01/23)	90	93,193

Security	Principal (000s)	Value
Ecolab Inc.
3.25%, 01/14/23 (Call 11/14/22)	$175	$182,159
EI du Pont de Nemours & Co.
2.80%, 02/15/23	440	444,730
LYB International Finance BV
4.00%, 07/15/23	313	335,633
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[b]	325	333,470
Praxair Inc.
2.70%, 02/21/23 (Call 11/21/22)	50	51,125

		1,440,310
COMMERCIAL SERVICES — 0.04%
Black Knight InfoServ LLC/Black Knight Lending Solutions Inc.
5.75%, 04/15/23 (Call 10/15/17)	32	33,684

		33,684
COMPUTERS — 4.62%
Apple Inc.
2.40%, 05/03/23	1,286	1,292,121
2.85%, 02/23/23 (Call 12/23/22)[b]	795	825,178
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.45%, 06/15/23 (Call 04/15/23)[a]	1,050	1,124,046
International Business Machines Corp.
3.38%, 08/01/23	400	424,620
Seagate HDD Cayman
4.75%, 06/01/23[b]	314	312,562

		3,978,527
COSMETICS & PERSONAL CARE — 0.73%
Colgate-Palmolive Co.
1.95%, 02/01/23	111	110,257
2.10%, 05/01/23	190	189,478
Procter & Gamble Co. (The)
3.10%, 08/15/23	315	333,229

		632,964
DIVERSIFIED FINANCIAL SERVICES —2.03%
Air Lease Corp.
3.00%, 09/15/23 (Call 07/15/23)	300	296,709
Ameriprise Financial Inc.
4.00%, 10/15/23	275	297,445
Capital One Bank USA N.A.
3.38%, 02/15/23	250	254,968

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
E*TRADE Financial Corp.
4.63%, 09/15/23 (Call 03/15/18)	$150	$155,614
Intercontinental Exchange Inc.
4.00%, 10/15/23[b]	300	325,173
Jefferies Group LLC
5.13%, 01/20/23[b]	250	264,178
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/23 (Call 12/15/22)	150	153,900

		1,747,987
ELECTRIC — 4.95%
Alabama Power Co. Series 13-A
3.55%, 12/01/23	200	214,810
Baltimore Gas & Electric Co.
3.35%, 07/01/23 (Call 04/01/23)	100	105,940
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	310	334,896
Black Hills Corp.
4.25%, 11/30/23 (Call 08/30/23)	50	53,895
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	150	158,742
DTE Energy Co.
3.85%, 12/01/23 (Call 09/01/23)	200	215,750
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	125	127,913
Duke Energy Corp.
3.95%, 10/15/23 (Call 07/15/23)	145	157,145
Duke Energy Ohio Inc.
3.80%, 09/01/23 (Call 06/01/23)	175	189,075
Entergy Arkansas Inc.
3.05%, 06/01/23 (Call 03/01/23)	200	205,054
Entergy Louisiana LLC
4.05%, 09/01/23 (Call 06/01/23)	150	163,029
Eversource Energy
2.80%, 05/01/23 (Call 02/01/23)	325	327,954
ITC Holdings Corp.
4.05%, 07/01/23 (Call 04/01/23)	50	53,152
NextEra Energy Capital Holdings Inc.
3.63%, 06/15/23 (Call 03/15/23)	150	157,299
NiSource Finance Corp.
3.85%, 02/15/23 (Call 11/15/22)	150	157,746
Northern States Power Co./MN
2.60%, 05/15/23 (Call 11/15/22)	100	101,612

Security	Principal (000s)	Value
Pacific Gas & Electric Co.
3.25%, 06/15/23 (Call 03/15/23)	$125	$131,186
3.85%, 11/15/23 (Call 08/15/23)	125	135,292
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)	200	208,162
PSEG Power LLC
4.30%, 11/15/23 (Call 08/15/23)[b]	110	117,689
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	100	100,628
San Diego Gas & Electric Co.
Series NNN
3.60%, 09/01/23 (Call 06/01/23)	50	54,180
Southern California Edison Co.
Series C
3.50%, 10/01/23 (Call 07/01/23)	261	280,656
Southern Co. (The)
2.95%, 07/01/23 (Call 05/01/23)	400	410,960
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	100	102,491

		4,265,256
ELECTRICAL COMPONENTS & EQUIPMENT — 0.24%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	200	204,298

		204,298
ELECTRONICS — 0.28%
Agilent Technologies Inc.
3.88%, 07/15/23 (Call 04/15/23)	125	132,178
Flex Ltd.
5.00%, 02/15/23	100	108,557

		240,735
ENVIRONMENTAL CONTROL — 0.45%
Republic Services Inc.
4.75%, 05/15/23 (Call 02/15/23)	100	112,155
Waste Management Inc.
2.40%, 05/15/23 (Call 03/15/23)	275	275,935

		388,090
FOOD — 0.92%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	310	317,592
Hershey Co. (The)
2.63%, 05/01/23 (Call 02/01/23)	150	152,580

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Kroger Co. (The)
3.85%, 08/01/23 (Call 05/01/23)	$300	$320,406

		790,578
GAS — 0.60%
Dominion Gas Holdings LLC
3.55%, 11/01/23 (Call 08/01/23)	50	51,400
Laclede Gas Co.
3.40%, 08/15/23 (Call 05/15/23)	50	52,288
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	113	113,003
Sempra Energy
4.05%, 12/01/23 (Call 09/01/23)	234	252,631
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (Call 08/01/23)	50	49,863

		519,185
HEALTH CARE – PRODUCTS — 1.53%
Becton Dickinson and Co.
3.30%, 03/01/23 (Call 12/01/22)	150	155,587
Boston Scientific Corp.
4.13%, 10/01/23 (Call 07/01/23)	100	106,888
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	50	51,117
Medtronic Inc.
2.75%, 04/01/23 (Call 01/01/23)	101	103,206
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	265	271,315
Thermo Fisher Scientific Inc.
3.00%, 04/15/23 (Call 02/15/23)	371	377,181
3.15%, 01/15/23 (Call 10/15/22)	250	255,025

		1,320,319
HEALTH CARE – SERVICES — 2.02%
Aetna Inc.
2.80%, 06/15/23 (Call 04/15/23)	365	369,588
Anthem Inc.
3.30%, 01/15/23	340	351,492
Howard Hughes Medical Institute
3.50%, 09/01/23	324	348,786
Laboratory Corp. of America Holdings
4.00%, 11/01/23 (Call 08/01/23)	150	159,333
UnitedHealth Group Inc.
2.88%, 03/15/23	495	508,662

		1,737,861

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 0.19%
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	$111	$115,718
Prospect Capital Corp.
5.88%, 03/15/23	50	51,000

		166,718
HOME BUILDERS — 0.32%
DR Horton Inc.
5.75%, 08/15/23 (Call 05/15/23)	250	278,125

		278,125
HOUSEHOLD PRODUCTS & WARES — 0.12%
Kimberly-Clark Corp.
2.40%, 06/01/23	100	101,497

		101,497
HOUSEWARES — 0.85%
Newell Brands Inc.
3.85%, 04/01/23 (Call 02/01/23)	690	731,117

		731,117
INSURANCE — 2.67%
Aflac Inc.
3.63%, 06/15/23	250	266,290
Allstate Corp. (The)
3.15%, 06/15/23	50	52,506
Aon PLC
4.00%, 11/27/23 (Call 08/27/23)	50	53,536
Assurant Inc.
4.00%, 03/15/23	100	101,890
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)[b]	500	515,020
3.00%, 02/11/23	225	234,529
Chubb INA Holdings Inc.
2.70%, 03/13/23	75	76,507
Lincoln National Corp.
4.00%, 09/01/23[b]	250	266,085
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	112	111,847
Marsh & McLennan Companies Inc.
3.30%, 03/14/23 (Call 01/14/23)	200	209,056
4.05%, 10/15/23 (Call 07/15/23)	50	54,167
MetLife Inc. Series D
4.37%, 09/15/23	322	356,213

		2,297,646

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
IRON & STEEL — 0.39%
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	$240	$257,369
Reliance Steel & Aluminum Co.
4.50%, 04/15/23 (Call 01/15/23)	75	77,180

		334,549
LODGING — 0.26%
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)[b]	115	116,779
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	60	60,278
Wyndham Worldwide Corp.
3.90%, 03/01/23 (Call 12/01/22)	50	51,077

		228,134
MACHINERY — 0.75%
Caterpillar Financial Services Corp.
2.63%, 03/01/23	150	151,813
3.75%, 11/24/23	15	16,285
John Deere Capital Corp.
2.80%, 03/06/23	460	474,081

		642,179
MANUFACTURING — 0.83%
Crane Co.
4.45%, 12/15/23 (Call 09/15/23)	100	105,813
General Electric Co.
3.10%, 01/09/23	410	431,566
Ingersoll-Rand Global Holding Co. Ltd.
4.25%, 06/15/23	163	177,442

		714,821
MEDIA — 2.96%
21st Century Fox America Inc.
4.00%, 10/01/23	150	162,146
Comcast Corp.
2.75%, 03/01/23 (Call 02/01/23)	150	153,975
2.85%, 01/15/23	70	72,215
Discovery Communications LLC
3.25%, 04/01/23	75	75,160
NBCUniversal Media LLC
2.88%, 01/15/23	569	587,339
Thomson Reuters Corp.
4.30%, 11/23/23 (Call 08/23/23)	175	188,557

Security	Principal (000s)	Value
Time Warner Entertainment Co. LP
8.38%, 03/15/23	$269	$348,059
Time Warner Inc.
4.05%, 12/15/23	425	455,311
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)	475	502,697

		2,545,459
METAL FABRICATE & HARDWARE — 0.47%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	400	405,292

		405,292
MINING — 1.36%
Barrick Gold Corp.
4.10%, 05/01/23	344	369,952
BHP Billiton Finance USA Ltd.
3.85%, 09/30/23[b]	475	515,009
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	275	283,368

		1,168,329
OIL & GAS — 5.21%
Apache Corp.
2.63%, 01/15/23 (Call 10/15/22)	200	195,308
BP Capital Markets PLC
2.75%, 05/10/23	625	631,306
3.99%, 09/26/23[b]	86	93,227
Chevron Corp.
2.57%, 05/16/23 (Call 03/16/23)	313	317,010
3.19%, 06/24/23 (Call 03/24/23)	645	677,508
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	365	364,383
Exxon Mobil Corp.
2.73%, 03/01/23 (Call 01/01/23)[b]	415	424,960
Nabors Industries Inc.
5.10%, 09/15/23 (Call 06/15/23)	50	49,813
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	425	431,286
Shell International Finance BV
2.25%, 01/06/23	310	306,599
3.40%, 08/12/23	365	384,195
Total Capital Canada Ltd.
2.75%, 07/15/23	432	441,435
Total Capital International SA
2.70%, 01/25/23	163	166,149

		4,483,179

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
OIL & GAS SERVICES — 1.05%
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	$394	$407,353
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	469	501,581

		908,934
PACKAGING & CONTAINERS — 0.44%
Packaging Corp. of America
4.50%, 11/01/23 (Call 08/01/23)	275	298,955
WestRock RKT Co.
4.00%, 03/01/23 (Call 12/01/22)[b]	75	78,855

		377,810
PHARMACEUTICALS — 6.16%
AbbVie Inc.
2.85%, 05/14/23 (Call 03/14/23)	400	401,436
Bristol-Myers Squibb Co.
3.25%, 11/01/23[b]	165	177,136
Cardinal Health Inc.
3.20%, 03/15/23	100	104,013
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)	375	374,520
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	485	500,282
Johnson & Johnson
2.05%, 03/01/23 (Call 01/01/23)[b]	167	168,436
3.38%, 12/05/23	265	287,917
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	100	100,276
Merck & Co. Inc.
2.80%, 05/18/23	410	422,644
Mylan Inc.
4.20%, 11/29/23 (Call 08/29/23)	125	130,049
Perrigo Co. PLC
4.00%, 11/15/23 (Call 08/15/23)	200	205,234
Pfizer Inc.
3.00%, 06/15/23	387	407,174
5.80%, 08/12/23	100	121,509
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (Call 07/23/23)	700	690,018
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	780	767,052

Security	Principal (000s)	Value
Zeneca Wilmington Inc.
7.00%, 11/15/23	$50	$62,899
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	375	382,313

		5,302,908
PIPELINES — 4.21%
Boardwalk Pipelines Partners LP
3.38%, 02/01/23 (Call 11/01/22)	100	97,426
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	100	102,386
Enbridge Inc.
4.00%, 10/01/23 (Call 07/01/23)	175	180,352
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	475	468,065
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	350	358,631
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)[b]	50	50,012
3.50%, 09/01/23 (Call 06/01/23)	405	402,939
MPLX LP
4.50%, 07/15/23 (Call 04/15/23)	225	232,308
5.50%, 02/15/23 (Call 08/15/17)	200	209,054
ONEOK Partners LP
5.00%, 09/15/23 (Call 06/15/23)	50	54,262
Plains All American Pipeline LP/PAA Finance Corp.
3.85%, 10/15/23 (Call 07/15/23)	314	319,212
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (Call 08/01/23)	75	76,495
5.50%, 04/15/23 (Call 10/15/17)	50	51,663
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	100	98,176
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	125	125,686
TransCanada PipeLines Ltd.
3.75%, 10/16/23 (Call 07/16/23)[b]	115	122,058
Williams Partners LP
4.50%, 11/15/23 (Call 08/15/23)	135	140,755
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	525	532,429

		3,621,909

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
REAL ESTATE — 0.80%
American Campus Communities Operating Partnership LP
3.75%, 04/15/23 (Call 01/15/23)	$100	$103,351
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	300	314,829
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)[b]	246	269,584

		687,764
REAL ESTATE INVESTMENT TRUSTS — 6.70%
Alexandria Real Estate Equities Inc.
3.90%, 06/15/23 (Call 03/15/23)	211	219,824
American Tower Corp.
3.50%, 01/31/23[b]	325	335,488
AvalonBay Communities Inc.
2.85%, 03/15/23 (Call 12/15/22)	250	252,520
4.20%, 12/15/23 (Call 09/16/23)	100	108,884
Boston Properties LP
3.13%, 09/01/23 (Call 06/01/23)	150	152,361
3.85%, 02/01/23 (Call 11/01/22)	350	370,216
Brandywine Operating Partnership LP
3.95%, 02/15/23 (Call 11/15/22)	100	101,852
Brixmor Operating Partnership LP
3.25%, 09/15/23 (Call 07/15/23)	300	298,398
Camden Property Trust
4.88%, 06/15/23 (Call 03/15/23)	100	109,861
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)	140	143,052
Corporate Office Properties LP
3.60%, 05/15/23 (Call 02/15/23)	150	148,668
Crown Castle International Corp.
5.25%, 01/15/23	540	604,525
CubeSmart LP
4.38%, 12/15/23 (Call 09/15/23)	100	106,728
DDR Corp.
3.38%, 05/15/23 (Call 02/15/23)	100	99,620
Duke Realty LP
3.63%, 04/15/23 (Call 01/15/23)	50	52,142
EPR Properties
5.25%, 07/15/23 (Call 04/15/23)	50	53,238
ERP Operating LP
3.00%, 04/15/23 (Call 01/15/23)	111	112,445

Security	Principal (000s)	Value
Essex Portfolio LP
3.38%, 01/15/23 (Call 10/15/22)	$150	$153,877
HCP Inc.
4.25%, 11/15/23 (Call 08/15/23)	315	328,599
Highwoods Realty LP
3.63%, 01/15/23 (Call 10/15/22)	50	50,744
Hospitality Properties Trust
4.50%, 06/15/23 (Call 12/15/22)	100	102,226
Host Hotels & Resorts LP
4.75%, 03/01/23 (Call 12/01/22)	100	106,282
Series D
3.75%, 10/15/23 (Call 07/15/23)	150	150,982
Kilroy Realty LP
3.80%, 01/15/23 (Call 10/15/22)	100	102,832
Kimco Realty Corp.
3.13%, 06/01/23 (Call 03/01/23)	150	152,002
Lexington Realty Trust
4.25%, 06/15/23 (Call 03/15/23)	100	100,594
Liberty Property LP
3.38%, 06/15/23 (Call 03/15/23)	100	101,357
National Retail Properties Inc.
3.30%, 04/15/23 (Call 01/15/23)	50	50,661
Omega Healthcare Investors Inc.
4.38%, 08/01/23 (Call 06/01/23)	200	204,558
Realty Income Corp.
4.65%, 08/01/23 (Call 05/01/23)	336	368,377
Simon Property Group LP
2.75%, 02/01/23 (Call 11/01/22)	100	101,709
Tanger Properties LP
3.88%, 12/01/23 (Call 09/01/23)	100	104,566
Welltower Inc.
3.75%, 03/15/23 (Call 12/15/22)	100	104,076
Weyerhaeuser Co.
4.63%, 09/15/23	200	221,528

		5,774,792
RETAIL — 4.46%
Advance Auto Parts Inc.
4.50%, 12/01/23 (Call 09/01/23)	100	107,217
AutoZone Inc.
3.13%, 07/15/23 (Call 04/15/23)	235	240,003
CVS Health Corp.
4.00%, 12/05/23 (Call 09/05/23)	470	508,423

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	$314	$320,092
Home Depot Inc. (The)
2.70%, 04/01/23 (Call 01/01/23)	350	358,950
Kohl’s Corp.
4.75%, 12/15/23 (Call 09/15/23)	100	107,473
Lowe’s Companies Inc.
3.88%, 09/15/23 (Call 06/15/23)	114	124,913
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	365	351,882
4.38%, 09/01/23 (Call 06/01/23)	50	52,144
O’Reilly Automotive Inc.
3.85%, 06/15/23 (Call 03/15/23)[b]	100	106,475
QVC Inc.
4.38%, 03/15/23	250	250,625
Staples Inc.
4.38%, 01/12/23 (Call 10/14/22)[b]	125	126,011
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	170	187,032
TJX Companies Inc. (The)
2.50%, 05/15/23 (Call 02/15/23)	175	177,042
Wal-Mart Stores Inc.
2.55%, 04/11/23 (Call 01/11/23)	508	519,923
Walgreens Boots Alliance Inc.
3.10%, 06/01/23 (Call 04/01/23)	298	301,871

		3,840,076
SEMICONDUCTORS — 0.46%
Altera Corp.
4.10%, 11/15/23	175	194,400
Analog Devices Inc.
2.88%, 06/01/23 (Call 03/01/23)	25	25,133
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	125	126,644
Texas Instruments Inc.
2.25%, 05/01/23 (Call 02/01/23)	50	49,583

		395,760
SOFTWARE — 3.03%
CA Inc.
4.50%, 08/15/23 (Call 05/15/23)	99	106,247
Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)[b]	367	380,986

Security	Principal (000s)	Value
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	$338	$332,795
2.38%, 05/01/23 (Call 02/01/23)	265	267,727
3.63%, 12/15/23 (Call 09/15/23)	490	531,425
Oracle Corp.
2.40%, 09/15/23 (Call 07/15/23)	399	397,548
3.63%, 07/15/23	550	589,022

		2,605,750
TELECOMMUNICATIONS — 6.14%
AT&T Inc.
3.60%, 02/17/23 (Call 12/17/22)[b]	775	798,242
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	200	211,202
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)	100	99,311
2.60%, 02/28/23	215	219,358
Corning Inc.
3.70%, 11/15/23 (Call 08/15/23)	75	78,733
Motorola Solutions Inc.
3.50%, 03/01/23	150	150,160
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	215	221,220
4.10%, 10/01/23 (Call 07/01/23)[b]	169	185,258
Telefonica Emisiones SAU
4.57%, 04/27/23	300	328,311
Verizon Communications Inc.
5.15%, 09/15/23	2,146	2,456,269
Vodafone Group PLC
2.95%, 02/19/23	539	544,002

		5,292,066
TRANSPORTATION — 1.78%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	205	213,028
3.85%, 09/01/23 (Call 06/01/23)	330	360,129
Canadian Pacific Railway Co.
4.45%, 03/15/23 (Call 12/15/22)	50	55,088
CSX Corp.
3.70%, 11/01/23 (Call 08/01/23)	250	267,877
FedEx Corp.
2.70%, 04/15/23	150	152,218
Kansas City Southern
3.00%, 05/15/23 (Call 02/15/23)[b]	100	100,463

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	$175	$179,242
Union Pacific Corp.
2.75%, 04/15/23 (Call 01/15/23)	150	153,426
2.95%, 01/15/23 (Call 10/15/22)	50	51,970

		1,533,441

TOTAL CORPORATE BONDS & NOTES
(Cost: $83,267,497)		84,785,497

SHORT-TERM INVESTMENTS — 9.84%

MONEY MARKET FUNDS — 9.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	7,833	7,833,942
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	642	642,444

		8,476,386

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,475,731)		8,476,386

Value
TOTAL INVESTMENTS IN SECURITIES — 108.29%
(Cost: $91,743,228)[g]	$93,261,883
Other Assets, Less Liabilities — (8.29)%	(7,141,396)

NET ASSETS — 100.00%	$86,120,487

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $91,752,646. Net unrealized appreciation was $1,509,237, of which $1,627,312 represented gross unrealized appreciation on securities and $118,075 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
3.80%, 07/25/23	$—	$250	$—	$250	$267,685	$5,249	$—

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$84,785,497	$—	$84,785,497
Money market funds	8,476,386	—	—	8,476,386

Total	$8,476,386	$84,785,497	$—	$93,261,883

See notes to financial statements

SCHEDULES OF INVESTMENTS	111

Schedule of Investments

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.62%

ADVERTISING — 0.76%
Interpublic Group of Companies Inc. (The)
4.20%, 04/15/24	$50	$53,332
Omnicom Group Inc.
3.65%, 11/01/24 (Call 08/01/24)	191	200,239
WPP Finance 2010
3.75%, 09/19/24	213	223,243

		476,814
AEROSPACE & DEFENSE — 0.79%
Boeing Co. (The)
2.85%, 10/30/24 (Call 07/30/24)	260	269,173
L-3 Communications Corp.
3.95%, 05/28/24 (Call 02/28/24)	166	173,183
Raytheon Co.
3.15%, 12/15/24 (Call 09/15/24)	50	52,740

		495,096
AGRICULTURE — 1.33%
Altria Group Inc.
4.00%, 01/31/24	417	458,099
Lowe’s Companies Inc.
3.13%, 09/15/24 (Call 06/15/24)	190	198,901
Philip Morris International Inc.
3.25%, 11/10/24	175	183,922

		840,922
AUTO MANUFACTURERS — 0.32%
Ford Motor Credit Co. LLC
3.66%, 09/08/24	200	202,304

		202,304
AUTO PARTS & EQUIPMENT — 0.77%
Delphi Corp.
4.15%, 03/15/24 (Call 12/15/23)	112	120,209
Johnson Controls Inc.
3.63%, 07/02/24 (Call 04/02/24)	168	177,181
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)	182	188,960

		486,350
BANKS — 23.42%
Bank of America Corp.
4.00%, 04/01/24[a]	681	727,465
4.13%, 01/22/24	641	688,267
4.20%, 08/26/24	539	563,902

Security	Principal (000s)	Value
Bank of New York Mellon Corp. (The)
3.25%, 09/11/24 (Call 08/11/24)	$200	$208,570
3.40%, 05/15/24 (Call 04/15/24)	61	64,404
3.65%, 02/04/24 (Call 01/05/24)	98	105,111
Barclays PLC
4.38%, 09/11/24[a]	400	401,500
BNP Paribas SA
4.25%, 10/15/24	400	414,240
BPCE SA
4.00%, 04/15/24	500	543,870
Capital One Financial Corp.
3.75%, 04/24/24 (Call 03/24/24)	231	241,922
Citigroup Inc.
3.75%, 06/16/24	410	431,492
4.00%, 08/05/24	116	120,244
Credit Suisse AG/New York NY
3.63%, 09/09/24[a]	750	777,870
Deutsche Bank AG/London
3.70%, 05/30/24	391	375,997
Fifth Third Bancorp.
4.30%, 01/16/24 (Call 12/16/23)	235	250,364
Goldman Sachs Group Inc. (The)
3.85%, 07/08/24 (Call 04/08/24)[a]	606	639,191
4.00%, 03/03/24	867	923,953
HSBC Holdings PLC
4.25%, 03/14/24	400	409,836
HSBC USA Inc.
3.50%, 06/23/24	300	308,637
Intesa Sanpaolo SpA
5.25%, 01/12/24	200	215,416
JPMorgan Chase & Co.
3.63%, 05/13/24[a]	561	590,335
3.88%, 02/01/24	491	524,879
3.88%, 09/10/24	775	807,240
Lloyds Banking Group PLC
4.50%, 11/04/24	400	414,560
Morgan Stanley
3.70%, 10/23/24	730	764,273
Series F
3.88%, 04/29/24	872	923,814
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[b]	246	261,582

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Santander UK PLC
4.00%, 03/13/24	$330	$355,463
State Street Corp.
3.30%, 12/16/24	165	174,037
Sumitomo Mitsui Banking Corp.
3.40%, 07/11/24	250	261,293
U.S. Bancorp.
3.70%, 01/30/24 (Call 12/29/23)	100	108,032
Series F
3.60%, 09/11/24 (Call 08/11/24)	348	368,852
Wells Fargo & Co.
3.30%, 09/09/24	675	693,576
4.48%, 01/16/24	99	106,868

		14,767,055
BEVERAGES — 1.10%
Anheuser-Busch InBev Finance Inc.
3.70%, 02/01/24	332	355,409
PepsiCo Inc.
3.60%, 03/01/24 (Call 12/01/23)	310	335,355

		690,764
BIOTECHNOLOGY — 2.14%
Amgen Inc.
3.63%, 05/22/24 (Call 02/22/24)	502	527,572
Celgene Corp.
3.63%, 05/15/24 (Call 02/15/24)	275	283,437
Gilead Sciences Inc.
3.70%, 04/01/24 (Call 01/01/24)	509	539,509

		1,350,518
BUILDING MATERIALS — 0.25%
Owens Corning
4.20%, 12/01/24 (Call 09/01/24)	150	158,046

		158,046
CHEMICALS — 2.78%
Air Products & Chemicals Inc.
3.35%, 07/31/24 (Call 04/30/24)	50	53,372
Albemarle Corp.
4.15%, 12/01/24 (Call 09/01/24)	175	185,420
Braskem Finance Ltd.
6.45%, 02/03/24	200	212,500
Dow Chemical Co. (The)
3.50%, 10/01/24 (Call 07/01/24)	296	309,015
FMC Corp.
4.10%, 02/01/24 (Call 11/01/23)	175	179,912

Security	Principal (000s)	Value
LyondellBasell Industries NV
5.75%, 04/15/24 (Call 01/15/24)	$200	$233,606
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)	100	96,750
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)[a]	240	246,682
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	230	237,261

		1,754,518
COMMERCIAL SERVICES — 0.48%
MasterCard Inc.
3.38%, 04/01/24	274	291,931
Moody’s Corp.
4.88%, 02/15/24 (Call 11/15/23)	10	11,220

		303,151
COMPUTERS — 2.08%
Apple Inc.
3.45%, 05/06/24	697	744,096
International Business Machines Corp.
3.63%, 02/12/24[a]	525	564,580

		1,308,676
COSMETICS & PERSONAL CARE — 0.11%
Colgate-Palmolive Co.
3.25%, 03/15/24	66	70,977

		70,977
DISTRIBUTION & WHOLESALE — 0.22%
Ingram Micro Inc.
4.95%, 12/15/24 (Call 09/15/24)[a]	136	136,843

		136,843
DIVERSIFIED FINANCIAL SERVICES — 2.42%
Air Lease Corp.
4.25%, 09/15/24 (Call 06/15/24)	224	235,883
American Express Co.
3.63%, 12/05/24 (Call 11/04/24)	190	196,736
Ameriprise Financial Inc.
3.70%, 10/15/24	123	131,021
Discover Financial Services
3.95%, 11/06/24 (Call 08/06/24)	74	75,018
Invesco Finance PLC
4.00%, 01/30/24	113	121,834
Legg Mason Inc.
3.95%, 07/15/24	50	50,310

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Nasdaq Inc.
4.25%, 06/01/24 (Call 03/01/24)	$166	$176,026
Stifel Financial Corp.
4.25%, 07/18/24	175	176,036
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	350	364,434

		1,527,298
ELECTRIC — 4.90%
Arizona Public Service Co.
3.35%, 06/15/24 (Call 03/15/24)	75	79,186
Cleveland Electric Illuminating Co. (The)
5.50%, 08/15/24	50	57,509
CMS Energy Corp.
3.88%, 03/01/24 (Call 12/01/23)	125	134,452
Commonwealth Edison Co.
3.10%, 11/01/24 (Call 08/01/24)	50	52,152
Consolidated Edison Co. of New York Inc.
3.30%, 12/01/24 (Call 09/01/24)	50	52,928
Dominion Resources Inc./VA
3.63%, 12/01/24 (Call 09/01/24)	193	201,359
DTE Electric Co.
3.65%, 03/15/24 (Call 12/15/23)	125	134,266
DTE Energy Co. Series C
3.50%, 06/01/24 (Call 03/01/24)	80	83,804
Duke Energy Corp.
3.75%, 04/15/24 (Call 01/15/24)	421	447,578
Entergy Arkansas Inc.
3.70%, 06/01/24 (Call 03/01/24)	100	107,527
Entergy Louisiana LLC
5.40%, 11/01/24	225	266,611
Florida Power & Light Co.
3.25%, 06/01/24 (Call 12/01/23)	120	127,091
ITC Holdings Corp.
3.65%, 06/15/24 (Call 03/15/24)	100	103,990
MidAmerican Energy Co.
3.50%, 10/15/24 (Call 07/15/24)	275	295,504
Pacific Gas & Electric Co.
3.40%, 08/15/24 (Call 05/15/24)	50	52,771
3.75%, 02/15/24 (Call 11/15/23)	250	269,662
PacifiCorp
3.60%, 04/01/24 (Call 01/01/24)	25	26,865

Security	Principal (000s)	Value
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	$100	$106,968
PPL Capital Funding Inc.
3.95%, 03/15/24 (Call 12/15/23)	50	53,355
Public Service Electric & Gas Co.
3.05%, 11/15/24 (Call 08/15/24)	160	167,357
Series I
3.75%, 03/15/24 (Call 12/15/23)	125	135,350
Union Electric Co.
3.50%, 04/15/24 (Call 01/15/24)	125	133,488

		3,089,773
ELECTRONICS — 0.36%
Keysight Technologies Inc.
4.55%, 10/30/24 (Call 07/30/24)	220	224,990

		224,990
ENGINEERING & CONSTRUCTION — 0.13%
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)	75	78,967

		78,967
ENVIRONMENTAL CONTROL — 0.34%
Waste Management Inc.
3.50%, 05/15/24 (Call 02/15/24)	200	212,156

		212,156
FOOD — 1.90%
General Mills Inc.
3.65%, 02/15/24 (Call 11/15/23)	100	108,103
Kroger Co. (The)
4.00%, 02/01/24 (Call 11/01/23)	185	199,384
Mondelez International Inc.
4.00%, 02/01/24 (Call 11/01/23)	400	443,564
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)	424	447,850

		1,198,901
FOREST PRODUCTS & PAPER — 1.49%
Celulosa Arauco y Constitucion SA
4.50%, 08/01/24 (Call 05/01/24)	200	210,872
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	200	205,000
Georgia-Pacific LLC
8.00%, 01/15/24	116	151,857
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	359	373,672

		941,401

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
GAS — 0.59%
Dominion Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)	$75	$78,626
Sempra Energy
3.55%, 06/15/24 (Call 03/15/24)	162	169,546
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)	116	122,213

		370,385
HEALTH CARE – PRODUCTS — 1.89%
Becton Dickinson and Co.
3.73%, 12/15/24 (Call 09/15/24)	505	538,885
Medtronic Inc.
3.63%, 03/15/24 (Call 12/15/23)	301	321,679
Stryker Corp.
3.38%, 05/15/24 (Call 02/15/24)	100	103,874
Thermo Fisher Scientific Inc.
4.15%, 02/01/24 (Call 11/01/23)	210	225,813

		1,190,251
HEALTH CARE – SERVICES — 1.66%
Aetna Inc.
3.50%, 11/15/24 (Call 08/15/24)	343	357,392
Anthem Inc.
3.50%, 08/15/24 (Call 05/15/24)	258	266,888
Humana Inc.
3.85%, 10/01/24 (Call 07/01/24)	245	259,112
Quest Diagnostics Inc.
4.25%, 04/01/24 (Call 01/01/24)	75	81,019
Ventas Realty LP
3.75%, 05/01/24 (Call 02/01/24)[a]	80	83,354

		1,047,765
HOUSEHOLD PRODUCTS & WARES — 0.25%
Clorox Co. (The)
3.50%, 12/15/24 (Call 09/15/24)[a]	150	158,502

		158,502
HOUSEWARES — 0.18%
Newell Brands Inc.
4.00%, 12/01/24 (Call 09/01/24)	110	116,317

		116,317
INSURANCE — 3.80%
Aflac Inc.
3.63%, 11/15/24	225	240,017
American International Group Inc.
4.13%, 02/15/24	364	391,409

Security	Principal (000s)	Value
Aon PLC
3.50%, 06/14/24 (Call 03/14/24)	$215	$223,254
Assured Guaranty U.S. Holdings Inc.
5.00%, 07/01/24	91	100,809
Brown & Brown Inc.
4.20%, 09/15/24 (Call 06/15/24)	74	75,479
Chubb INA Holdings Inc.
3.35%, 05/15/24	182	192,234
CNA Financial Corp.
3.95%, 05/15/24 (Call 02/15/24)	172	178,897
Marsh & McLennan Companies Inc.
3.50%, 06/03/24 (Call 03/03/24)	120	125,441
MetLife Inc.
3.60%, 04/10/24	301	318,741
Old Republic International Corp.
4.88%, 10/01/24 (Call 09/01/24)	195	208,209
Prudential Financial Inc.
3.50%, 05/15/24[a]	100	104,825
Symetra Financial Corp.
4.25%, 07/15/24	100	100,382
Unum Group
4.00%, 03/15/24	50	51,217
XLIT Ltd.
6.38%, 11/15/24	75	88,206

		2,399,120
INTERNET — 2.63%
Alibaba Group Holding Ltd.
3.60%, 11/28/24 (Call 08/28/24)	450	463,840
Alphabet Inc.
3.38%, 02/25/24[a]	346	373,604
Amazon.com Inc.
3.80%, 12/05/24 (Call 09/05/24)	399	437,388
eBay Inc.
3.45%, 08/01/24 (Call 05/01/24)[a]	301	307,727
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	76	78,978

		1,661,537
MACHINERY — 1.19%
Caterpillar Financial Services Corp.
3.25%, 12/01/24[a]	225	236,979
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	257	273,484

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
John Deere Capital Corp.
3.35%, 06/12/24	$225	$238,822

		749,285
MANUFACTURING — 1.40%
General Electric Co.
3.38%, 03/11/24	150	160,267
3.45%, 05/15/24 (Call 02/13/24)	230	245,893
Illinois Tool Works Inc.
3.50%, 03/01/24 (Call 12/01/23)[a]	155	167,158
Ingersoll-Rand Luxembourg Finance SA
3.55%, 11/01/24 (Call 08/01/24)	50	52,147
Parker-Hannifin Corp.
3.30%, 11/21/24 (Call 08/21/24)	100	105,445
Trinity Industries Inc.
4.55%, 10/01/24 (Call 07/01/24)[a]	100	98,625
Tyco Electronics Group SA
3.45%, 08/01/24 (Call 05/01/24)	50	51,390

		880,925
MEDIA — 2.24%
21st Century Fox America Inc.
3.70%, 09/15/24 (Call 06/15/24)	150	158,564
CBS Corp.
3.70%, 08/15/24 (Call 05/15/24)	225	235,861
Comcast Corp.
3.60%, 03/01/24	340	364,262
Scripps Networks Interactive Inc.
3.90%, 11/15/24 (Call 08/15/24)	68	70,405
Thomson Reuters Corp.
3.85%, 09/29/24 (Call 06/29/24)[a]	50	52,556
Time Warner Inc.
3.55%, 06/01/24 (Call 03/01/24)	336	348,069
Viacom Inc.
3.88%, 04/01/24 (Call 01/01/24)[a]	175	180,189

		1,409,906
METAL FABRICATE & HARDWARE — 0.15%
Timken Co. (The)
3.88%, 09/01/24 (Call 06/01/24)	100	97,527

		97,527
MINING — 0.08%
Yamana Gold Inc.
4.95%, 07/15/24 (Call 04/15/24)	50	51,250

		51,250

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.50%
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)[a]	$209	$214,931
Xerox Corp.
3.80%, 05/15/24	100	98,613

		313,544
OIL & GAS — 5.95%
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)[a]	241	239,084
BP Capital Markets PLC
3.54%, 11/04/24	245	257,184
3.81%, 02/10/24	357	381,976
Canadian Natural Resources Ltd.
3.80%, 04/15/24 (Call 01/15/24)	160	162,626
Cimarex Energy Co.
4.38%, 06/01/24 (Call 03/01/24)	168	177,388
ConocoPhillips Co.
3.35%, 11/15/24 (Call 08/15/24)[a]	350	356,269
Exxon Mobil Corp.
3.18%, 03/15/24 (Call 12/15/23)	209	219,494
Hess Corp.
3.50%, 07/15/24 (Call 04/15/24)	60	58,200
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)	216	226,951
Kerr-McGee Corp.
6.95%, 07/01/24	141	168,932
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	298	297,008
Noble Energy Inc.
3.90%, 11/15/24 (Call 08/15/24)	237	242,946
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	316	328,886
Total Capital International SA
3.70%, 01/15/24	465	502,251
3.75%, 04/10/24	125	135,731

		3,754,926
OIL & GAS SERVICES — 0.07%
Oceaneering International Inc.
4.65%, 11/15/24 (Call 08/15/24)	43	43,703

		43,703
PHARMACEUTICALS — 4.23%
Actavis Funding SCS
3.85%, 06/15/24 (Call 03/15/24)	365	379,443

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
AmerisourceBergen Corp.
3.40%, 05/15/24 (Call 02/15/24)	$100	$103,250
Cardinal Health Inc.
3.50%, 11/15/24 (Call 08/15/24)	150	157,015
Express Scripts Holding Co.
3.50%, 06/15/24 (Call 03/15/24)	306	315,465
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)	359	380,903
Novartis Capital Corp.
3.40%, 05/06/24	621	669,848
Owens & Minor Inc.
4.38%, 12/15/24 (Call 09/15/24)	100	100,090
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	200	202,452
Pfizer Inc.
3.40%, 05/15/24[a]	215	231,028
Wyeth LLC
6.45%, 02/01/24	100	124,897

		2,664,391
PIPELINES — 5.18%
Boardwalk Pipelines LP
4.95%, 12/15/24 (Call 09/15/24)	75	77,808
Buckeye Partners LP
4.35%, 10/15/24 (Call 07/15/24)	50	52,034
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)	175	164,937
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)	140	139,331
Energy Transfer Partners LP
4.90%, 02/01/24 (Call 11/01/23)	200	208,808
EnLink Midstream Partners LP
4.40%, 04/01/24 (Call 01/01/24)	125	124,062
Enterprise Products Operating LLC
3.90%, 02/15/24 (Call 11/15/23)	332	347,362
EQT Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	18	17,460
Kinder Morgan Energy Partners LP
4.15%, 02/01/24 (Call 11/01/23)	91	93,530
4.25%, 09/01/24 (Call 06/01/24)	251	258,786
4.30%, 05/01/24 (Call 02/01/24)	141	145,453
MPLX LP
4.88%, 12/01/24 (Call 09/01/24)[a]	350	367,181

Security	Principal (000s)	Value
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	$285	$280,138
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	275	300,413
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24 (Call 01/01/24)	168	175,024
Williams Partners LP
4.30%, 03/04/24 (Call 12/04/23)	262	268,010
Williams Partners LP/ACMP Finance Corp.
4.88%, 03/15/24 (Call 03/15/19)	241	246,688

		3,267,025
REAL ESTATE — 0.44%
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (Call 04/01/24)	50	52,602
Regency Centers LP
3.75%, 06/15/24 (Call 03/15/24)	50	52,230
WP Carey Inc.
4.60%, 04/01/24 (Call 01/01/24)	166	172,740

		277,572
REAL ESTATE INVESTMENT TRUSTS — 5.84%
American Tower Corp.
5.00%, 02/15/24	390	434,101
AvalonBay Communities Inc.
3.50%, 11/15/24 (Call 08/15/24)	150	156,647
Boston Properties LP
3.80%, 02/01/24 (Call 11/01/23)	341	359,867
Brandywine Operating Partnership LP
4.10%, 10/01/24 (Call 07/01/24)	50	50,423
Camden Property Trust
4.25%, 01/15/24 (Call 10/15/23)	175	186,154
CBL & Associates LP
4.60%, 10/15/24 (Call 07/15/24)	40	38,846
Corporate Office Properties LP
5.25%, 02/15/24 (Call 11/15/23)	35	37,639
Duke Realty LP
3.75%, 12/01/24 (Call 09/01/24)	50	52,480
Education Realty Operating Partnership LP
4.60%, 12/01/24 (Call 09/01/24)	50	51,386

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	$303	$310,396
4.20%, 03/01/24 (Call 12/01/23)	100	103,320
Hospitality Properties Trust
4.65%, 03/15/24 (Call 09/15/23)	25	25,420
Lexington Realty Trust
4.40%, 06/15/24 (Call 03/15/24)	135	136,548
Liberty Property LP
4.40%, 02/15/24 (Call 11/15/23)	150	160,030
Mid-America Apartments LP
3.75%, 06/15/24 (Call 03/15/24)	100	103,447
National Retail Properties Inc.
3.90%, 06/15/24 (Call 03/15/24)	125	131,016
Omega Healthcare Investors Inc.
4.95%, 04/01/24 (Call 01/01/24)	125	130,453
Piedmont Operating Partnership LP
4.45%, 03/15/24 (Call 12/15/23)	100	103,558
Realty Income Corp.
3.88%, 07/15/24 (Call 04/15/24)	165	172,951
Senior Housing Properties Trust
4.75%, 05/01/24 (Call 11/01/23)	50	51,809
Simon Property Group LP
3.38%, 10/01/24 (Call 07/01/24)	68	71,335
3.75%, 02/01/24 (Call 11/01/23)	460	494,528
UDR Inc.
3.75%, 07/01/24 (Call 04/01/24)	150	156,639
Welltower Inc.
4.50%, 01/15/24 (Call 10/15/23)	150	161,825

		3,680,818
RETAIL — 4.44%
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)[a]	150	154,796
CVS Health Corp.
3.38%, 08/12/24 (Call 05/12/24)	155	161,437
5.00%, 12/01/24 (Call 09/01/24)	175	198,796
Home Depot Inc. (The)
3.75%, 02/15/24 (Call 11/15/23)	350	381,994
Macy’s Retail Holdings Inc.
3.63%, 06/01/24 (Call 03/01/24)	236	234,003
6.65%, 07/15/24	75	87,649
McDonald’s Corp.
3.25%, 06/10/24	126	133,066
QVC Inc.
4.85%, 04/01/24	151	153,076

Security	Principal (000s)	Value
Signet UK Finance PLC
4.70%, 06/15/24 (Call 03/15/24)	$75	$72,754
Target Corp.
3.50%, 07/01/24	319	343,719
Wal-Mart Stores Inc.
3.30%, 04/22/24 (Call 01/22/24)	310	331,784
Walgreens Boots Alliance Inc.
3.80%, 11/18/24 (Call 08/18/24)	520	548,798

		2,801,872
SEMICONDUCTORS — 0.49%
KLA-Tencor Corp.
4.65%, 11/01/24 (Call 08/01/24)	283	308,170

		308,170
SOFTWARE — 1.36%
CDK Global Inc.
4.50%, 10/15/24 (Call 07/15/24)[a]	150	149,938
Fidelity National Information Services Inc.
3.88%, 06/05/24 (Call 03/05/24)	184	194,190
Oracle Corp.
3.40%, 07/08/24 (Call 04/08/24)	485	511,690

		855,818
TELECOMMUNICATIONS — 3.66%
AT&T Inc.
3.90%, 03/11/24 (Call 12/11/23)	291	303,254
4.45%, 04/01/24 (Call 01/01/24)	325	348,836
Cisco Systems Inc.
3.63%, 03/04/24	279	301,881
Juniper Networks Inc.
4.50%, 03/15/24[a]	100	106,146
Motorola Solutions Inc.
4.00%, 09/01/24	158	159,890
Verizon Communications Inc.
3.50%, 11/01/24 (Call 08/01/24)	828	865,533
4.15%, 03/15/24 (Call 12/15/23)	204	221,107

		2,306,647
TRANSPORTATION — 2.09%
Burlington Northern Santa Fe LLC
3.40%, 09/01/24 (Call 06/01/24)	118	125,130
3.75%, 04/01/24 (Call 01/01/24)	134	145,228
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)	226	238,708

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
FedEx Corp.
4.00%, 01/15/24	$296	$323,540
Norfolk Southern Corp.
3.85%, 01/15/24 (Call 10/15/23)	100	108,328
Union Pacific Corp.
3.65%, 02/15/24 (Call 11/15/23)	50	53,878
3.75%, 03/15/24 (Call 12/15/23)	300	325,455

		1,320,267
WATER — 0.22%
American Water Capital Corp.
3.85%, 03/01/24 (Call 12/01/23)	125	136,010

		136,010

TOTAL CORPORATE BONDS & NOTES
(Cost: $61,004,639)		62,179,053

SHORT-TERM INVESTMENTS — 8.65%

MONEY MARKET FUNDS — 8.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[c,d,e]	5,170	5,170,959

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	285	$285,213

		5,456,172

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,455,659)		5,456,172

TOTAL INVESTMENTS IN SECURITIES — 107.27%
(Cost: $66,460,298)[f]		67,635,225
Other Assets, Less Liabilities — (7.27)%		(4,582,678)

NET ASSETS — 100.00%		$63,052,547

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $66,468,002. Net unrealized appreciation was $1,167,223, of which $1,230,800 represented gross unrealized appreciation on securities and $63,577 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24	$60	$186	$—	$246	$261,582	$6,039	$—

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$62,179,053	$—	$62,179,053
Money market funds	5,456,172	—	—	5,456,172

Total	$5,456,172	$62,179,053	$—	$67,635,225

See notes to financial statements.

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.54%

AEROSPACE & DEFENSE — 1.10%
Boeing Co. (The)
2.50%, 03/01/25 (Call 12/01/24)	$125	$125,992
2.60%, 10/30/25 (Call 07/30/25)	150	151,807
Embraer Netherlands Finance BV
5.05%, 06/15/25	150	150,566
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	330	335,353

		763,718
AGRICULTURE — 1.10%
Philip Morris International Inc.
3.38%, 08/11/25 (Call 05/11/25)	100	106,114
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	597	655,506

		761,620
AIRLINES — 0.17%
United Airlines 2013-1 Pass Through Trust
Series A, Class A
4.30%, 02/15/27	113	120,378

		120,378
AUTO MANUFACTURERS — 1.11%
Ford Motor Credit Co. LLC
4.13%, 08/04/25	200	207,678
General Motors Co.
4.00%, 04/01/25[a]	105	105,787
General Motors Financial Co. Inc.
4.00%, 01/15/25 (Call 10/15/24)	100	100,375
4.30%, 07/13/25 (Call 04/13/25)	350	357,875

		771,715
AUTO PARTS & EQUIPMENT — 0.02%
Lear Corp.
5.25%, 01/15/25 (Call 01/15/20)	10	10,753

		10,753
BANKS — 22.48%
Associated Banc-Corp.
4.25%, 01/15/25 (Call 10/15/24)	20	20,678
Bank of America Corp.
3.88%, 08/01/25	950	1,001,100
4.00%, 01/22/25	470	483,390

Security	Principal (000s)	Value
Series L
3.95%, 04/21/25	$650	$666,022
Bank of New York Mellon Corp. (The)
3.00%, 02/24/25 (Call 01/24/25)	125	128,388
3.95%, 11/18/25 (Call 10/18/25)	75	82,349
Bank of Nova Scotia (The)
4.50%, 12/16/25	325	342,378
Barclays PLC
3.65%, 03/16/25	600	589,032
Branch Banking & Trust Co.
3.63%, 09/16/25 (Call 08/16/25)	250	263,677
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)[a]	100	101,011
4.20%, 10/29/25 (Call 09/29/25)[a]	375	389,317
Citigroup Inc.
3.30%, 04/27/25	650	661,187
3.88%, 03/26/25	100	102,299
4.40%, 06/10/25	450	474,511
5.50%, 09/13/25	450	507,533
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)	125	130,394
4.35%, 08/01/25 (Call 07/01/25)	100	102,985
Compass Bank
3.88%, 04/10/25 (Call 03/10/25)[a]	250	242,573
Cooperatieve Rabobank UA
4.38%, 08/04/25	250	263,165
Cooperatieve Rabobank UA/NY
3.38%, 05/21/25[a]	250	263,245
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	500	495,320
Goldman Sachs Group Inc. (The)
3.50%, 01/23/25 (Call 10/23/24)[a]	510	522,791
3.75%, 05/22/25 (Call 02/22/25)	385	399,915
4.25%, 10/21/25[a]	730	763,617
HSBC Holdings PLC
4.25%, 08/18/25	400	409,728
JPMorgan Chase & Co.
3.13%, 01/23/25 (Call 10/23/24)	340	343,237
3.90%, 07/15/25 (Call 04/15/25)	825	878,691
Lloyds Bank PLC
3.50%, 05/14/25[a]	400	418,784
Lloyds Banking Group PLC
4.58%, 12/10/25[b]	200	203,300

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Morgan Stanley
4.00%, 07/23/25	$675	$718,949
5.00%, 11/24/25	450	497,821
Northern Trust Corp.
3.95%, 10/30/25	150	163,226
PNC Bank N.A.
4.20%, 11/01/25 (Call 10/02/25)[c]	250	275,685
Santander Holdings USA Inc.
4.50%, 07/17/25 (Call 04/17/25)	275	280,615
Santander Issuances SAU
5.18%, 11/19/25	400	413,920
State Street Corp.
3.55%, 08/18/25	300	322,683
SVB Financial Group
3.50%, 01/29/25	125	125,065
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)	250	254,832
Wells Fargo & Co.
3.00%, 02/19/25	710	709,943
3.55%, 09/29/25	550	570,664

		15,584,020
BEVERAGES — 1.54%
Coca-Cola Bottling Co. Consolidated
3.80%, 11/25/25 (Call 08/25/25)[a]	175	184,128
Coca-Cola Co. (The)
2.88%, 10/27/25[a]	350	361,210
Dr Pepper Snapple Group Inc.
3.40%, 11/15/25 (Call 08/15/25)	125	130,780
PepsiCo Inc.
2.75%, 04/30/25 (Call 01/30/25)	200	204,984
3.50%, 07/17/25 (Call 04/17/25)	175	188,696

		1,069,798
BIOTECHNOLOGY — 2.80%
Amgen Inc.
3.13%, 05/01/25 (Call 02/01/25)	335	340,842
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	435	463,932
Celgene Corp.
3.88%, 08/15/25 (Call 05/15/25)	600	630,006
Gilead Sciences Inc.
3.50%, 02/01/25 (Call 11/01/24)	485	503,736

		1,938,516

Security	Principal (000s)	Value
BUILDING MATERIALS — 0.08%
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	$50	$54,073

		54,073
CHEMICALS — 1.25%
Agrium Inc.
3.38%, 03/15/25 (Call 12/15/24)[a]	145	146,913
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)	355	369,377
Monsanto Co.
2.85%, 04/15/25 (Call 01/15/25)	150	148,536
Potash Corp. of Saskatchewan Inc.
3.00%, 04/01/25 (Call 01/01/25)[a]	50	49,166
Praxair Inc.
2.65%, 02/05/25 (Call 11/05/24)	50	50,625
Sherwin-Williams Co. (The)
3.45%, 08/01/25 (Call 05/01/25)[a]	100	102,870

		867,487
COMMERCIAL SERVICES — 0.88%
Automatic Data Processing Inc.
3.38%, 09/15/25 (Call 06/15/25)	150	161,234
Block Financial LLC
5.25%, 10/01/25 (Call 07/01/25)[a]	175	185,566
S&P Global Inc.
4.00%, 06/15/25 (Call 03/15/25)	100	106,968
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)	150	155,788

		609,556
COMPUTERS — 2.71%
Apple Inc.
2.50%, 02/09/25	380	377,944
3.20%, 05/13/25	475	496,788
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (Call 07/15/25)[b]	675	714,819
International Business Machines Corp.
7.00%, 10/30/25	75	99,624
Seagate HDD Cayman
4.75%, 01/01/25	200	190,304

		1,879,479
DIVERSIFIED FINANCIAL SERVICES — 4.57%
Affiliated Managers Group Inc.
3.50%, 08/01/25	95	92,355

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	$75	$76,609
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)[a]	150	155,274
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	155	155,775
Franklin Resources Inc.
2.85%, 03/30/25	100	101,015
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	400	425,464
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	325	346,434
Janus Capital Group Inc.
4.88%, 08/01/25 (Call 05/01/25)[a]	175	186,912
Lazard Group LLC
3.75%, 02/13/25	55	55,805
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)	200	204,210
3.25%, 11/01/25 (Call 08/01/25)[a]	100	104,850
Synchrony Financial
4.50%, 07/23/25 (Call 04/24/25)	250	261,675
TD Ameritrade Holding Corp.
3.63%, 04/01/25 (Call 01/01/25)	100	104,815
Visa Inc.
3.15%, 12/14/25 (Call 09/14/25)	860	896,094

		3,167,287
ELECTRIC — 4.59%
Alabama Power Co.
2.80%, 04/01/25 (Call 01/01/25)[a]	100	101,800
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	50	52,803
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)	30	31,322
Berkshire Hathaway Energy Co.
3.50%, 02/01/25 (Call 11/01/24)	275	291,720
CMS Energy Corp.
3.60%, 11/15/25 (Call 08/15/25)	80	84,191
Dominion Resources Inc./VA
3.90%, 10/01/25 (Call 07/01/25)	175	185,845
DTE Electric Co.
3.38%, 03/01/25 (Call 12/01/24)[a]	70	74,174

Security	Principal (000s)	Value
Duke Energy Progress LLC
3.25%, 08/15/25 (Call 05/15/25)[a]	$105	$110,941
Eversource Energy
Series H
3.15%, 01/15/25 (Call 10/15/24)	125	128,351
Exelon Corp.
3.95%, 06/15/25 (Call 03/15/25)	375	400,028
Florida Power & Light Co.
3.13%, 12/01/25 (Call 06/01/25)	125	131,710
Kansas City Power & Light Co.
3.65%, 08/15/25 (Call 05/15/25)	25	25,984
Louisville Gas & Electric Co. Series 25
3.30%, 10/01/25 (Call 07/01/25)	250	263,870
Oncor Electric Delivery Co. LLC
2.95%, 04/01/25 (Call 01/01/25)	50	51,386
Pacific Gas & Electric Co.
3.50%, 06/15/25 (Call 03/15/25)	240	256,555
Public Service Co. of Colorado
2.90%, 05/15/25 (Call 11/15/24)	200	206,258
Public Service Electric & Gas Co.
3.00%, 05/15/25 (Call 02/15/25)[a]	100	103,572
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)	75	76,848
Southern Power Co.
4.15%, 12/01/25 (Call 09/01/25)[a]	135	144,619
Virginia Electric & Power Co.
3.10%, 05/15/25 (Call 02/15/25)	125	129,310
WEC Energy Group Inc.
3.55%, 06/15/25 (Call 03/15/25)	125	132,214
Westar Energy Inc.
3.25%, 12/01/25 (Call 09/01/25)	80	83,348
Wisconsin Electric Power Co.
3.10%, 06/01/25 (Call 03/01/25)	109	113,438

		3,180,287
ELECTRICAL COMPONENTS & EQUIPMENT — 0.15%
Emerson Electric Co.
3.15%, 06/01/25 (Call 03/01/25)[a]	100	103,685

		103,685
ELECTRONICS — 0.27%
Arrow Electronics Inc.
4.00%, 04/01/25 (Call 01/01/25)	50	50,392
Flex Ltd.
4.75%, 06/15/25 (Call 03/15/25)	100	107,983

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Thermo Fisher Scientific Inc.
3.65%, 12/15/25 (Call 09/15/25)	$25	$26,215

		184,590
ENVIRONMENTAL CONTROL — 0.48%
Republic Services Inc.
3.20%, 03/15/25 (Call 12/15/24)	100	102,883
Waste Management Inc.
3.13%, 03/01/25 (Call 12/01/24)	225	232,988

		335,871
FOOD — 2.05%
JM Smucker Co. (The)
3.50%, 03/15/25	250	263,707
Kraft Heinz Foods Co.
3.95%, 07/15/25 (Call 04/15/25)	410	437,560
Sysco Corp.
3.75%, 10/01/25 (Call 07/01/25)	300	315,921
Unilever Capital Corp.
3.10%, 07/30/25	100	104,981
Whole Foods Market Inc.
5.20%, 12/03/25 (Call 09/03/25)	275	297,245

		1,419,414
GAS — 0.50%
National Fuel Gas Co.
5.20%, 07/15/25 (Call 04/15/25)	75	79,936
Sempra Energy
3.75%, 11/15/25 (Call 08/15/25)	125	132,159
Southern California Gas Co.
3.20%, 06/15/25 (Call 03/15/25)	125	131,594

		343,689
HEALTH CARE – PRODUCTS — 3.04%
Abbott Laboratories
2.95%, 03/15/25 (Call 12/15/24)[a]	150	150,854
Boston Scientific Corp.
3.85%, 05/15/25[a]	250	261,357
Danaher Corp.
3.35%, 09/15/25 (Call 06/15/25)	125	132,989
Medtronic Inc.
3.50%, 03/15/25	885	938,728
Stryker Corp.
3.38%, 11/01/25 (Call 08/01/25)	210	218,207
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25 (Call 01/01/25)	400	407,300

		2,109,435

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.78%
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)	$350	$354,221
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	100	103,257
Quest Diagnostics Inc.
3.50%, 03/30/25 (Call 12/30/24)	125	129,210
UnitedHealth Group Inc.
3.75%, 07/15/25	600	648,804

		1,235,492
HOLDING COMPANIES – DIVERSIFIED — 0.36%
Brixmor Operating Partnership LP
3.85%, 02/01/25 (Call 11/01/24)[a]	175	177,480
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	75	74,945

		252,425
HOME FURNISHINGS — 0.07%
Harman International Industries Inc.
4.15%, 05/15/25 (Call 02/15/25)	50	50,954

		50,954
HOUSEHOLD PRODUCTS & WARES — 0.19%
Kimberly-Clark Corp.
2.65%, 03/01/25[a]	30	30,449
3.05%, 08/15/25	100	104,385

		134,834
HOUSEWARES — 0.08%
Newell Brands Inc.
3.90%, 11/01/25 (Call 08/01/25)	50	52,413

		52,413
INSURANCE — 2.59%
Aflac Inc.
3.25%, 03/17/25	50	51,638
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (Call 07/29/25)	50	51,007
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)	450	469,872
Aon PLC
3.88%, 12/15/25 (Call 09/15/25)	200	211,858
Chubb INA Holdings Inc.
3.15%, 03/15/25	150	155,887

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Kemper Corp.
4.35%, 02/15/25 (Call 11/15/24)	$25	$25,227
Lincoln National Corp.
3.35%, 03/09/25[a]	50	51,232
Marsh & McLennan Companies Inc.
3.50%, 03/10/25 (Call 12/10/24)	110	114,941
MetLife Inc.
3.00%, 03/01/25[a]	150	152,210
3.60%, 11/13/25 (Call 08/13/25)[a]	175	184,980
Principal Financial Group Inc.
3.40%, 05/15/25 (Call 02/15/25)	100	102,294
RenaissanceRe Finance Inc.
3.70%, 04/01/25 (Call 01/01/25)	50	50,088
Unum Group
3.88%, 11/05/25	25	25,173
XLIT Ltd.
4.45%, 03/31/25	150	150,791

		1,797,198
INTERNET — 0.38%
Baidu Inc.
4.13%, 06/30/25	200	211,974
Priceline Group Inc. (The)
3.65%, 03/15/25 (Call 12/15/24)	50	51,971

		263,945
LEISURE TIME — 0.22%
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	150	155,943

		155,943
LODGING — 0.38%
Marriott International Inc./MD
3.75%, 10/01/25 (Call 07/01/25)	50	52,333
Starwood Hotels & Resorts Worldwide Inc.
3.75%, 03/15/25 (Call 12/15/24)	25	25,595
Wyndham Worldwide Corp.
5.10%, 10/01/25 (Call 07/01/25)[a]	175	188,881

		266,809
MACHINERY — 0.68%
Dover Corp.
3.15%, 11/15/25 (Call 08/15/25)[a]	100	104,121
John Deere Capital Corp.
3.40%, 09/11/25[a]	200	213,760

Security	Principal (000s)	Value
Rockwell Automation Inc.
2.88%, 03/01/25 (Call 12/01/24)	$50	$50,832
Roper Technologies Inc.
3.85%, 12/15/25 (Call 09/15/25)	100	104,486

		473,199
MANUFACTURING — 0.30%
3M Co.
3.00%, 08/07/25	125	132,245
Pentair Finance SA
4.65%, 09/15/25 (Call 06/15/25)	50	52,799
Textron Inc.
3.88%, 03/01/25 (Call 12/01/24)	25	26,031

		211,075
MEDIA — 4.44%
21st Century Fox America Inc.
3.70%, 10/15/25 (Call 07/15/25)[a]	25	26,579
7.70%, 10/30/25	150	201,354
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)	175	179,914
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25 (Call 04/23/25)[b]	1,025	1,105,832
Comcast Corp.
3.38%, 02/15/25 (Call 11/15/24)	125	131,364
3.38%, 08/15/25 (Call 05/15/25)	550	577,181
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	130	129,332
Grupo Televisa SAB
6.63%, 03/18/25[a]	100	120,824
Time Warner Inc.
3.60%, 07/15/25 (Call 04/15/25)	430	446,357
Walt Disney Co. (The)
3.15%, 09/17/25	150	157,750

		3,076,487
METAL FABRICATE & HARDWARE — 0.46%
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	300	316,086

		316,086
MINING — 0.75%
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)[a]	325	345,244

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Southern Copper Corp.
3.88%, 04/23/25	$175	$176,551

		521,795
OIL & GAS — 3.82%
BP Capital Markets PLC
3.51%, 03/17/25	200	209,332
Canadian Natural Resources Ltd.
3.90%, 02/01/25 (Call 11/01/24)	80	81,573
Chevron Corp.
3.33%, 11/17/25 (Call 08/17/25)	175	184,070
ConocoPhillips Co.
3.35%, 05/15/25 (Call 02/15/25)[a]	175	177,401
Devon Energy Corp.
5.85%, 12/15/25 (Call 09/15/25)	225	257,906
EOG Resources Inc.
3.15%, 04/01/25 (Call 01/01/25)	100	101,274
Exxon Mobil Corp.
2.71%, 03/06/25 (Call 12/06/24)[a]	475	481,949
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (Call 12/15/24)[a]	100	105,113
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)	200	192,750
Occidental Petroleum Corp.
3.50%, 06/15/25 (Call 03/15/25)	150	158,019
Shell International Finance BV
3.25%, 05/11/25	525	543,884
Valero Energy Corp.
3.65%, 03/15/25[a]	150	152,291

		2,645,562
OIL & GAS SERVICES — 0.75%
Halliburton Co.
3.80%, 11/15/25 (Call 08/15/25)[a]	500	519,255

		519,255
PHARMACEUTICALS — 6.66%
AbbVie Inc.
3.60%, 05/14/25 (Call 02/14/25)	910	927,390
Actavis Funding SCS
3.80%, 03/15/25 (Call 12/15/24)	850	882,598
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)[a]	100	102,954
AstraZeneca PLC
3.38%, 11/16/25	485	505,491

Security	Principal (000s)	Value
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	$425	$444,979
Cardinal Health Inc.
3.75%, 09/15/25 (Call 06/15/25)	150	160,346
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	100	103,141
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	50	53,428
Merck & Co. Inc.
2.75%, 02/10/25 (Call 11/10/24)	625	638,400
Novartis Capital Corp.
3.00%, 11/20/25 (Call 08/20/25)	525	547,417
Zoetis Inc.
4.50%, 11/13/25 (Call 08/13/25)	225	248,706

		4,614,850
PIPELINES — 4.05%
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	100	108,102
Enbridge Energy Partners LP
5.88%, 10/15/25 (Call 07/15/25)	50	57,412
Energy Transfer Partners LP
4.05%, 03/15/25 (Call 12/15/24)	325	319,647
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	125	121,406
Enterprise Products Operating LLC
3.75%, 02/15/25 (Call 11/15/24)	375	388,091
Kinder Morgan Inc./DE
4.30%, 06/01/25 (Call 03/01/25)[a]	350	363,660
Magellan Midstream Partners LP
3.20%, 03/15/25 (Call 12/15/24)	50	49,934
MPLX LP
4.00%, 02/15/25 (Call 11/15/24)[a]	115	113,483
4.88%, 06/01/25 (Call 03/01/25)	325	339,027
ONEOK Partners LP
4.90%, 03/15/25 (Call 12/15/24)	75	81,275
Phillips 66 Partners LP
3.61%, 02/15/25 (Call 11/15/24)	50	50,396
Plains All American Pipeline LP/PAA Finance Corp.
4.65%, 10/15/25 (Call 07/15/25)	225	238,646
Spectra Energy Partners LP
3.50%, 03/15/25 (Call 12/15/24)[a]	100	100,981

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Sunoco Logistics Partners Operations LP
5.95%, 12/01/25 (Call 09/01/25)	$50	$57,679
TC PipeLines LP
4.38%, 03/13/25 (Call 12/13/24)	30	31,018
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	65	64,675
Williams Partners LP
3.90%, 01/15/25 (Call 10/15/24)	175	174,216
4.00%, 09/15/25 (Call 06/15/25)	150	150,346

		2,809,994
REAL ESTATE — 0.68%
Brookfield Asset Management Inc.
4.00%, 01/15/25 (Call 10/15/24)	100	101,096
CBRE Services Inc.
5.25%, 03/15/25 (Call 12/15/24)	100	106,817
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)	150	160,381
WP Carey Inc.
4.00%, 02/01/25 (Call 11/01/24)	100	99,954

		468,248
REAL ESTATE INVESTMENT TRUSTS — 4.53%
American Tower Corp.
4.00%, 06/01/25 (Call 03/01/25)	150	157,891
AvalonBay Communities Inc.
3.45%, 06/01/25 (Call 03/03/25)	75	77,943
3.50%, 11/15/25 (Call 08/15/25)	175	179,802
Columbia Property Trust Operating Partnership LP
4.15%, 04/01/25 (Call 01/01/25)	100	101,151
DDR Corp.
3.63%, 02/01/25 (Call 11/01/24)	165	165,236
Digital Realty Trust LP
4.75%, 10/01/25 (Call 07/01/25)[a]	125	133,990
ERP Operating LP
3.38%, 06/01/25 (Call 03/01/25)	150	155,220
Essex Portfolio LP
3.50%, 04/01/25 (Call 01/01/25)	125	127,994
HCP Inc.
3.40%, 02/01/25 (Call 11/01/24)	170	166,515
4.00%, 06/01/25 (Call 03/01/25)	200	204,118
Healthcare Realty Trust Inc.
3.88%, 05/01/25 (Call 02/01/25)	75	76,341

Security	Principal (000s)	Value
Hospitality Properties Trust
4.50%, 03/15/25 (Call 09/15/24)	$50	$50,464
Host Hotels & Resorts LP
4.00%, 06/15/25 (Call 03/15/25)	125	126,490
Kilroy Realty LP
4.38%, 10/01/25 (Call 07/01/25)	65	68,981
Liberty Property LP
3.75%, 04/01/25 (Call 01/01/25)	100	102,820
Mid-America Apartments LP
4.00%, 11/15/25 (Call 08/15/25)	50	52,596
Regency Centers LP
3.90%, 11/01/25 (Call 08/01/25)	50	52,274
Retail Properties of America Inc.
4.00%, 03/15/25 (Call 12/15/24)	50	48,970
Select Income REIT
4.50%, 02/01/25 (Call 11/01/24)	130	130,980
Simon Property Group LP
3.50%, 09/01/25 (Call 06/01/25)	250	264,795
UDR Inc.
4.00%, 10/01/25 (Call 07/01/25)	75	80,116
Ventas Realty LP
3.50%, 02/01/25 (Call 11/01/24)	170	174,087
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)	425	445,430

		3,144,204
RETAIL — 3.36%
AutoNation Inc.
4.50%, 10/01/25 (Call 07/01/25)	150	156,304
AutoZone Inc.
3.25%, 04/15/25 (Call 01/15/25)	185	188,265
Coach Inc.
4.25%, 04/01/25 (Call 01/01/25)[a]	140	143,902
CVS Health Corp.
3.88%, 07/20/25 (Call 04/20/25)	775	826,662
Dollar General Corp.
4.15%, 11/01/25 (Call 08/01/25)[a]	125	133,834
Home Depot Inc. (The)
3.35%, 09/15/25 (Call 06/15/25)	250	266,792
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)[a]	100	103,136
Lowe’s Companies Inc.
3.38%, 09/15/25 (Call 06/15/25)	235	250,134
McDonald’s Corp.
3.38%, 05/26/25 (Call 02/26/25)	175	181,428

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
QVC Inc.
4.45%, 02/15/25 (Call 11/15/24)	$80	$78,900

		2,329,357
SEMICONDUCTORS — 2.35%
Analog Devices Inc.
3.90%, 12/15/25 (Call 09/15/25)	225	240,707
Applied Materials Inc.
3.90%, 10/01/25 (Call 07/01/25)	100	109,385
Intel Corp.
3.70%, 07/29/25 (Call 04/29/25)	575	628,555
Lam Research Corp.
3.80%, 03/15/25 (Call 12/15/24)	75	77,629
QUALCOMM Inc.
3.45%, 05/20/25 (Call 02/20/25)[a]	550	575,575

		1,631,851
SOFTWARE — 3.70%
Adobe Systems Inc.
3.25%, 02/01/25 (Call 11/01/24)	150	154,944
Autodesk Inc.
4.38%, 06/15/25 (Call 03/15/25)	60	63,040
Fidelity National Information Services Inc.
5.00%, 10/15/25 (Call 07/15/25)	400	450,996
Fiserv Inc.
3.85%, 06/01/25 (Call 03/01/25)	100	106,438
Microsoft Corp.
2.70%, 02/12/25 (Call 11/12/24)	475	483,669
3.13%, 11/03/25 (Call 08/03/25)	685	717,045
Oracle Corp.
2.95%, 05/15/25 (Call 02/15/25)	575	586,333

		2,562,465
TELECOMMUNICATIONS — 2.93%
AT&T Inc.
3.40%, 05/15/25 (Call 02/15/25)	975	972,914
3.95%, 01/15/25 (Call 10/15/24)	423	439,560
Cisco Systems Inc.
3.50%, 06/15/25	100	108,131
Harris Corp.
3.83%, 04/27/25 (Call 01/27/25)	225	234,830
Juniper Networks Inc.
4.35%, 06/15/25 (Call 03/15/25)[a]	50	51,726
Motorola Solutions Inc.
7.50%, 05/15/25[a]	100	118,963

Security	Principal or Shares (000s)	Value
Rogers Communications Inc.
3.63%, 12/15/25 (Call 09/15/25)	$100	$106,101

		2,032,225
TRANSPORTATION — 2.07%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)[a]	25	25,814
3.65%, 09/01/25 (Call 06/01/25)	325	351,965
7.00%, 12/15/25	50	66,391
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)[a]	175	177,105
CSX Corp.
3.35%, 11/01/25 (Call 08/01/25)	200	210,400
FedEx Corp.
3.20%, 02/01/25	275	285,211
Union Pacific Corp.
3.25%, 01/15/25 (Call 10/15/24)	150	159,106
3.25%, 08/15/25 (Call 05/15/25)	150	158,264

		1,434,256
WATER — 0.07%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	45	47,631

		47,631

TOTAL CORPORATE BONDS & NOTES
(Cost: $66,680,257)		68,323,924

SHORT-TERM INVESTMENTS — 12.45%

MONEY MARKET FUNDS — 12.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	8,266	8,266,547
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	368	368,208

		8,634,755

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,634,051)		8,634,755

128	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 110.99%
(Cost: $75,314,308)[g]	$76,958,679
Other Assets, Less Liabilities — (10.99)%	(7,618,902)

NET ASSETS — 100.00%	$69,339,777

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $75,330,447. Net unrealized appreciation was $1,628,232, of which $1,690,858 represented gross unrealized appreciation on securities and $62,626 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
4.20%, 11/01/25	$—	$250	$—	$250	$275,685	$7,056	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$68,323,924	$—	$68,323,924
Money market funds	8,634,755	—	—	8,634,755

Total	$8,634,755	$68,323,924	$—	$76,958,679

See notes to financial statements.

SCHEDULES OF INVESTMENTS	129

Schedule of Investments

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.66%

ADVERTISING — 0.61%
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	$80	$83,111

		83,111
AEROSPACE & DEFENSE — 1.33%
Boeing Co. (The)
2.25%, 06/15/26 (Call 03/15/26)	40	39,185
Lockheed Martin Corp.
3.55%, 01/15/26 (Call 10/15/25)	110	116,820
United Technologies Corp.
2.65%, 11/01/26 (Call 08/01/26)	25	25,010

		181,015
AGRICULTURE — 0.73%
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	50	49,222
Bunge Ltd. Finance Corp.
3.25%, 08/15/26 (Call 05/15/26)	50	49,939

		99,161
APPAREL — 0.18%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	25	24,739

		24,739
AUTO MANUFACTURERS — 1.14%
American Honda Finance Corp.
2.30%, 09/09/26	25	24,540
General Motors Financial Co. Inc.
4.00%, 10/06/26 (Call 07/06/26)	50	49,937
5.25%, 03/01/26 (Call 12/01/25)	75	81,656

		156,133
AUTO PARTS & EQUIPMENT — 0.32%
Delphi Automotive PLC
4.25%, 01/15/26 (Call 10/15/25)	40	43,248

		43,248
BANKS — 26.91%
Bank of America Corp.
3.50%, 04/19/26	200	205,306
4.25%, 10/22/26	25	26,230
4.45%, 03/03/26	125	133,506
Bank of New York Mellon Corp. (The)
2.45%, 08/17/26 (Call 05/17/26)	25	24,461
2.80%, 05/04/26 (Call 02/04/26)	100	100,849

Security	Principal (000s)	Value
Barclays PLC
4.38%, 01/12/26	$200	$205,852
Capital One Financial Corp.
3.75%, 07/28/26 (Call 06/28/26)	50	49,941
Citigroup Inc.
3.20%, 10/21/26 (Call 07/21/26)	50	49,939
3.40%, 05/01/26	250	254,310
3.70%, 01/12/26	25	26,028
4.60%, 03/09/26	100	106,653
Deutsche Bank AG
4.10%, 01/13/26	55	53,745
Goldman Sachs Group Inc. (The)
3.75%, 02/25/26 (Call 11/25/25)	125	130,550
HSBC Holdings PLC
3.90%, 05/25/26	250	258,620
JPMorgan Chase & Co.
3.30%, 04/01/26 (Call 01/01/26)	315	320,827
4.13%, 12/15/26	80	84,522
Mitsubishi UFJ Financial Group Inc.
3.85%, 03/01/26	200	214,440
Morgan Stanley
3.13%, 07/27/26	290	289,614
3.88%, 01/27/26	50	52,853
4.35%, 09/08/26	80	84,726
Royal Bank of Canada
4.65%, 01/27/26	105	113,815
State Street Corp.
2.65%, 05/19/26	100	99,958
Sumitomo Mitsui Financial Group Inc.
2.63%, 07/14/26	150	144,978
U.S. Bancorp. Series V
2.38%, 07/22/26 (Call 06/22/26)	150	145,938
Wells Fargo & Co.
3.00%, 04/22/26	90	89,622
4.10%, 06/03/26	275	288,329
Westpac Banking Corp.
2.85%, 05/13/26	120	119,614

		3,675,226
BEVERAGES — 5.05%
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (Call 11/01/25)	420	441,710
Dr Pepper Snapple Group Inc.
2.55%, 09/15/26 (Call 06/15/26)	50	48,744

130	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Molson Coors Brewing Co.
3.00%, 07/15/26 (Call 04/15/26)	$125	$123,820
PepsiCo Inc.
2.38%, 10/06/26 (Call 07/06/26)	25	24,591
2.85%, 02/24/26 (Call 11/24/25)	50	51,451

		690,316
BIOTECHNOLOGY — 1.51%
Amgen Inc.
2.60%, 08/19/26 (Call 05/19/26)	50	48,110
Gilead Sciences Inc.
3.65%, 03/01/26 (Call 12/01/25)	150	157,419

		205,529
CHEMICALS — 1.25%
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	35	34,834
Valspar Corp. (The)
3.95%, 01/15/26 (Call 10/15/25)	35	36,616
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)[a]	100	99,826

		171,276
COMMERCIAL SERVICES — 0.32%
Total System Services Inc.
4.80%, 04/01/26 (Call 01/01/26)	40	44,238

		44,238
COMPUTERS — 4.16%
Apple Inc.
2.45%, 08/04/26 (Call 05/04/26)	240	235,397
3.25%, 02/23/26 (Call 11/23/25)	35	36,598
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
6.02%, 06/15/26 (Call 03/15/26)[a]	175	190,372
International Business Machines Corp.
3.45%, 02/19/26	100	106,272

		568,639
DIVERSIFIED FINANCIAL SERVICES — 1.87%
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	75	74,574
Brookfield Finance Inc.
4.25%, 06/02/26 (Call 03/02/26)	40	40,707
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	40	41,343

Security	Principal (000s)	Value
OM Asset Management PLC
4.80%, 07/27/26	$25	$24,663
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)	75	74,098

		255,385
ELECTRIC — 5.49%
Arizona Public Service Co.
2.55%, 09/15/26 (Call 06/15/26)	25	24,753
Commonwealth Edison Co.
2.55%, 06/15/26 (Call 03/15/26)	100	99,485
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	75	73,670
Duke Energy Corp.
2.65%, 09/01/26 (Call 06/01/26)	125	121,616
Emera U.S. Finance LP
3.55%, 06/15/26 (Call 03/15/26)[a]	90	92,074
Entergy Corp.
2.95%, 09/01/26 (Call 06/01/26)	50	49,304
Fortis Inc.
3.06%, 10/04/26 (Call 07/04/26)[a]	75	73,725
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)	40	40,149
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)	80	82,171
Virginia Electric & Power Co. Series A
3.15%, 01/15/26 (Call 10/15/25)	90	93,304

		750,251
ELECTRICAL COMPONENTS & EQUIPMENT — 0.30%
Hubbell Inc.
3.35%, 03/01/26 (Call 12/01/25)	40	41,020

		41,020
ELECTRONICS — 0.36%
Agilent Technologies Inc.
3.05%, 09/22/26 (Call 06/22/26)	25	24,953
Honeywell International Inc.
2.50%, 11/01/26 (Call 08/01/26)	25	24,699

		49,652
ENVIRONMENTAL CONTROL — 0.37%
Republic Services Inc.
2.90%, 07/01/26 (Call 04/01/26)	50	49,965

		49,965

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
FOOD — 2.20%
Hershey Co. (The)
2.30%, 08/15/26 (Call 05/15/26)	$50	$48,585
Ingredion Inc.
3.20%, 10/01/26 (Call 07/01/26)	50	50,817
Kellogg Co.
3.25%, 04/01/26	50	51,087
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	100	99,002
Sysco Corp.
3.30%, 07/15/26 (Call 04/15/26)	50	51,001

		300,492
FOREST PRODUCTS & PAPER — 0.39%
International Paper Co.
3.80%, 01/15/26 (Call 10/15/25)	50	52,657

		52,657
GAS — 0.59%
Southern California Gas Co.
2.60%, 06/15/26 (Call 03/15/26)	80	80,211

		80,211
HEALTH CARE – PRODUCTS — 1.27%
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	75	72,601
Stryker Corp.
3.50%, 03/15/26 (Call 12/15/25)	50	52,126
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	50	49,330

		174,057
HEALTH CARE – SERVICES — 1.89%
Aetna Inc.
3.20%, 06/15/26 (Call 03/15/26)	150	150,880
Premier Health Partners Series G
2.91%, 11/15/26 (Call 05/15/26)	25	24,509
UnitedHealth Group Inc.
3.10%, 03/15/26	80	82,299

		257,688
HOUSEWARES — 0.79%
Newell Brands Inc.
4.20%, 04/01/26 (Call 01/01/26)	100	108,077

		108,077

Security	Principal (000s)	Value
INSURANCE — 3.69%
Aflac Inc.
2.88%, 10/15/26 (Call 07/15/26)	$50	$49,815
American International Group Inc.
3.90%, 04/01/26 (Call 01/01/26)	130	136,564
Berkshire Hathaway Inc.
3.13%, 03/15/26 (Call 12/15/25)	130	134,922
Chubb INA Holdings Inc.
3.35%, 05/03/26 (Call 02/03/26)	75	78,888
Manulife Financial Corp.
4.15%, 03/04/26	50	54,444
Old Republic International Corp.
3.88%, 08/26/26 (Call 07/26/26)	25	24,610
Voya Financial Inc.
3.65%, 06/15/26	25	24,892

		504,135
INTERNET — 0.86%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	25	24,087
Expedia Inc.
5.00%, 02/15/26 (Call 11/15/25)[a]	50	52,378
Priceline Group Inc. (The)
3.60%, 06/01/26 (Call 03/01/26)	40	41,500

		117,965
IRON & STEEL — 0.39%
Vale Overseas Ltd.
6.25%, 08/10/26	50	53,563

		53,563
LODGING — 0.29%
Marriott International Inc./MD Series R
3.13%, 06/15/26 (Call 03/15/26)	40	39,903

		39,903
MACHINERY — 0.36%
Caterpillar Financial Services Corp.
2.40%, 08/09/26	25	24,404
Xylem Inc./NY
3.25%, 11/01/26 (Call 08/01/26)	25	25,084

		49,488
MANUFACTURING — 0.36%
3M Co.
2.25%, 09/19/26 (Call 06/19/26)	50	48,953

		48,953

132	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
MEDIA — 2.69%
Comcast Corp.
3.15%, 03/01/26 (Call 12/01/25)	$100	$103,670
Time Warner Inc.
2.95%, 07/15/26 (Call 04/15/26)	80	78,765
3.88%, 01/15/26 (Call 10/15/25)	50	52,959
Walt Disney Co. (The)
1.85%, 07/30/26	130	121,554
3.00%, 02/13/26	10	10,302

		367,250
OIL & GAS — 5.69%
Anadarko Petroleum Corp.
5.55%, 03/15/26 (Call 12/15/25)	65	73,952
BP Capital Markets PLC
3.12%, 05/04/26 (Call 02/04/26)	80	81,310
Chevron Corp.
2.95%, 05/16/26 (Call 02/16/26)	105	106,939
ConocoPhillips Co.
4.95%, 03/15/26 (Call 12/15/25)	75	84,081
Exxon Mobil Corp.
3.04%, 03/01/26 (Call 12/01/25)	130	134,475
Occidental Petroleum Corp.
3.40%, 04/15/26 (Call 01/15/26)	90	93,856
Shell International Finance BV
2.50%, 09/12/26	75	72,813
2.88%, 05/10/26	80	80,127
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	50	48,823

		776,376
PHARMACEUTICALS — 4.61%
AbbVie Inc.
3.20%, 05/14/26 (Call 02/14/26)	125	123,195
Express Scripts Holding Co.
4.50%, 02/25/26 (Call 11/27/25)	80	85,710
Johnson & Johnson
2.45%, 03/01/26 (Call 12/01/25)	75	75,649
Mylan NV
3.95%, 06/15/26 (Call 03/15/26)[a]	150	149,478
Shire Acquisitions Investments Ireland DAC
3.20%, 09/23/26 (Call 06/23/26)	75	73,607

Security	Principal (000s)	Value
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	$125	$121,531

		629,170
PIPELINES — 2.62%
Boardwalk Pipelines LP
5.95%, 06/01/26 (Call 03/01/26)	25	27,715
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	50	49,994
Energy Transfer Partners LP
4.75%, 01/15/26 (Call 10/15/25)	65	66,775
EnLink Midstream Partners LP
4.85%, 07/15/26 (Call 04/15/26)	25	25,469
Enterprise Products Operating LLC
3.70%, 02/15/26 (Call 11/15/25)	65	66,353
Phillips 66 Partners LP
3.55%, 10/01/26 (Call 07/01/26)	25	25,032
TransCanada PipeLines Ltd.
4.88%, 01/15/26 (Call 10/15/25)	40	45,926
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)[a]	40	50,761

		358,025
REAL ESTATE INVESTMENT TRUSTS — 5.63%
American Tower Corp.
3.38%, 10/15/26 (Call 07/15/26)	80	79,603
Boston Properties LP
3.65%, 02/01/26 (Call 11/03/25)	130	134,827
Brixmor Operating Partnership LP
4.13%, 06/15/26 (Call 03/15/26)	40	41,131
Care Capital Properties LP
5.13%, 08/15/26 (Call 05/15/26)[a]	25	24,845
Crown Castle International Corp.
3.70%, 06/15/26 (Call 03/15/26)	100	102,488
4.45%, 02/15/26 (Call 11/15/25)	25	27,028
Healthcare Trust of America Holdings LP
3.50%, 08/01/26 (Call 05/01/26)	40	39,766
Hospitality Properties Trust
5.25%, 02/15/26 (Call 08/15/25)	25	26,118
Kimco Realty Corp.
2.80%, 10/01/26 (Call 07/01/26)	50	48,857

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2016

Security	Principal (000s)	Value
Liberty Property LP
3.25%, 10/01/26 (Call 07/01/26)	$25	$24,788
Simon Property Group LP
3.30%, 01/15/26 (Call 10/15/25)	50	52,236
Spirit Realty LP
4.45%, 09/15/26 (Call 06/15/26)[a]	25	24,579
Ventas Realty LP
3.25%, 10/15/26 (Call 07/15/26)	50	49,727
Welltower Inc.
4.25%, 04/01/26 (Call 01/01/26)	40	42,641
WP Carey Inc.
4.25%, 10/01/26 (Call 07/01/26)	50	50,299

		768,933
RETAIL — 4.41%
CVS Health Corp.
2.88%, 06/01/26 (Call 03/01/26)	105	104,219
Home Depot Inc. (The)
3.00%, 04/01/26 (Call 01/01/26)	115	119,356
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	130	128,388
McDonald’s Corp.
3.70%, 01/30/26 (Call 10/30/25)	80	84,588
Target Corp.
2.50%, 04/15/26	60	59,768
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	25	24,055
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)	80	81,554

		601,928
SEMICONDUCTORS — 0.37%
Intel Corp.
2.60%, 05/19/26 (Call 02/19/26)	50	50,287

		50,287
SOFTWARE — 3.24%
Activision Blizzard Inc.
3.40%, 09/15/26 (Call 06/15/26)[a]	75	74,437
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)	50	48,813
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	200	196,160
Oracle Corp.
2.65%, 07/15/26 (Call 04/15/26)	125	123,359

		442,769

Security	Principal or Shares (000s)	Value
TELECOMMUNICATIONS — 2.55%
AT&T Inc.
4.13%, 02/17/26 (Call 11/17/25)	$175	$183,720
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)	50	49,627
Verizon Communications Inc.
2.63%, 08/15/26 (Call 05/15/26)	120	115,128

		348,475
TRANSPORTATION — 1.87%
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)	100	103,638
Norfolk Southern Corp.
2.90%, 06/15/26 (Call 03/15/26)	75	75,696
Union Pacific Corp.
2.75%, 03/01/26 (Call 12/01/25)	50	50,960
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)	25	24,729

		255,023

TOTAL CORPORATE BONDS & NOTES
(Cost: $13,533,646)		13,474,329

SHORT-TERM INVESTMENTS — 1.39%

MONEY MARKET FUNDS — 1.39%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	191	190,589

		190,589

TOTAL SHORT-TERM INVESTMENTS
(Cost: $190,589)		190,589

TOTAL INVESTMENTS IN SECURITIES — 100.05%
(Cost: $13,724,235)[d]		13,664,918
Other Assets, Less Liabilities — (0.05)%		(7,035)

NET ASSETS — 100.00%		$13,657,883

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $13,725,172. Net unrealized depreciation was $60,254, of which $21,495 represented gross unrealized appreciation on securities and $81,749 represented gross unrealized depreciation on securities.

134	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$13,474,329	$—	$13,474,329
Money market funds	190,589	—	—	190,589

Total	$190,589	$13,474,329	$—	$13,664,918

See notes to financial statements.

SCHEDULES OF INVESTMENTS	135

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares iBonds Dec 2016 Term Corporate ETF	iShares iBonds Dec 2017 Term Corporate ETF	iShares iBonds Dec 2018 Term Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$7,903,814	$109,352,499	$157,776,577
Affiliated (Note 2)	56,880,152	11,117,338	10,711,036

Total cost of investments	$64,783,966	$120,469,837	$168,487,613

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$7,904,609	$109,465,146	$158,143,517
Affiliated (Note 2)	56,880,154	11,117,784	10,712,743

Total fair value of investments	64,784,763	120,582,930	168,856,260
Cash	1,400	—	—
Receivables:
Investment securities sold	240,742	—	193,392
Interest	93,212	832,505	1,287,934

Total Assets	65,120,117	121,415,435	170,337,586

LIABILITIES
Payables:
Investment securities purchased	—	—	1,279,414
Collateral for securities on loan (Note 1)	12,360	7,118,307	5,337,807
Investment advisory fees (Note 2)	1,320	8,981	13,281

Total Liabilities	13,680	7,127,288	6,630,502

NET ASSETS	$65,106,437	$114,288,147	$163,707,084

Net assets consist of:
Paid-in capital	$65,086,986	$114,072,254	$163,236,431
Undistributed net investment income	14,385	86,832	157,370
Undistributed net realized gain (accumulated net realized loss)	4,269	15,968	(55,364)
Net unrealized appreciation	797	113,093	368,647

NET ASSETS	$65,106,437	$114,288,147	$163,707,084

Shares outstanding[b]	2,600,000	4,600,000	6,500,000

Net asset value per share	$25.04	$24.85	$25.19

[a]	Securities on loan with values of $12,017, $6,909,352 and $5,179,909, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

136	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2016

	iShares iBonds Dec 2019 Term Corporate ETF	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$188,903,044	$205,790,503	$201,014,670
Affiliated (Note 2)	10,824,738	12,726,699	17,098,325

Total cost of investments	$199,727,782	$218,517,202	$218,112,995

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$189,938,964	$207,734,282	$203,384,319
Affiliated (Note 2)	10,831,995	12,742,500	17,101,836

Total fair value of investments	200,770,959	220,476,782	220,486,155
Receivables:
Investment securities sold	309	221,079	1,084,784
Due from custodian (Note 4)	114,491	25,635	27,455
Interest	1,677,435	1,637,875	1,798,918
Capital shares sold	29,024	—	15,425

Total Assets	202,592,218	222,361,371	223,412,737

LIABILITIES
Payables:
Investment securities purchased	813,341	347,825	1,099,367
Collateral for securities on loan (Note 1)	7,652,895	9,663,845	16,267,463
Investment advisory fees (Note 2)	16,084	17,419	16,729

Total Liabilities	8,482,320	10,029,089	17,383,559

NET ASSETS	$194,109,898	$212,332,282	$206,029,178

Net assets consist of:
Paid-in capital	$192,918,447	$210,232,524	$203,470,682
Undistributed net investment income	177,102	266,277	238,831
Accumulated net realized loss	(28,828)	(126,099)	(53,495)
Net unrealized appreciation	1,043,177	1,959,580	2,373,160

NET ASSETS	$194,109,898	$212,332,282	$206,029,178

Shares outstanding[b]	7,750,000	8,300,000	8,200,000

Net asset value per share	$25.05	$25.58	$25.13

[a]	Securities on loan with values of $7,406,720, $9,388,653 and $15,786,157, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	137

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2016

	iShares iBonds Dec 2022 Term Corporate ETF	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$131,734,831	$83,007,082	$60,748,493
Affiliated (Note 2)	11,732,709	8,736,146	5,711,805

Total cost of investments	$143,467,540	$91,743,228	$66,460,298

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$134,777,049	$84,517,812	$61,917,471
Affiliated (Note 2)	11,747,935	8,744,071	5,717,754

Total fair value of investments	146,524,984	93,261,883	67,635,225
Receivables:
Investment securities sold	—	756,387	—
Due from custodian (Note 4)	33,334	—	27,122
Interest	1,193,180	759,514	592,762
Capital shares sold	—	12,929	—

Total Assets	147,751,498	94,790,713	68,255,109

LIABILITIES
Payables:
Investment securities purchased	696,683	829,840	27,122
Collateral for securities on loan (Note 1)	9,075,085	7,833,287	5,170,370
Capital shares sold	10,978	—	—
Investment advisory fees (Note 2)	11,102	7,099	5,070

Total Liabilities	9,793,848	8,670,226	5,202,562

NET ASSETS	$137,957,650	$86,120,487	$63,052,547

Net assets consist of:
Paid-in capital	$134,728,345	$84,443,778	$61,823,461
Undistributed net investment income	187,715	146,018	115,273
Undistributed net realized gain (accumulated net realized loss)	(15,854)	12,036	(61,114)
Net unrealized appreciation	3,057,444	1,518,655	1,174,927

NET ASSETS	$137,957,650	$86,120,487	$63,052,547

Shares outstanding[b]	5,450,000	3,400,000	2,500,000

Net asset value per share	$25.31	$25.33	$25.22

a Securities on loan with values of $8,785,005, $7,362,680 and $5,000,327, respectively. See Note 1.

b No par value, unlimited number of shares authorized.

See notes to financial statements.

138	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2016

	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$66,414,724	$13,533,646
Affiliated (Note 2)	8,899,584	190,589

Total cost of investments	$75,314,308	$13,724,235

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$68,048,239	$13,474,329
Affiliated (Note 2)	8,910,440	190,589

Total fair value of investments	76,958,679	13,664,918
Receivables:
Interest	652,478	112,146

Total Assets	77,611,157	13,777,064

LIABILITIES
Payables:
Investment securities purchased	—	100,093
Collateral for securities on loan (Note 1)	8,265,792	—
Capital shares sold	—	18,075
Investment advisory fees (Note 2)	5,588	1,013

Total Liabilities	8,271,380	119,181

NET ASSETS	$69,339,777	$13,657,883

Net assets consist of:
Paid-in capital	$67,667,046	$13,676,452
Undistributed net investment income	153,565	42,462
Accumulated net realized loss	(125,205)	(1,714)
Net unrealized appreciation (depreciation)	1,644,371	(59,317)

NET ASSETS	$69,339,777	$13,657,883

Shares outstanding[b]	2,750,000	550,000

Net asset value per share	$25.21	$24.83

[a]	Securities on loan with values of $7,994,991 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	139

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares iBonds Dec 2016 Term Corporate ETF	iShares iBonds Dec 2017 Term Corporate ETF	iShares iBonds Dec 2018 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$75,543	$2,862	$5,694
Interest — unaffiliated	306,384	977,786	1,852,933
Interest — affiliated (Note 2)	4,825	6,559	14,774
Securities lending income — affiliated — net (Note 2)	4,625	7,312	6,440

Total investment income	391,377	994,519	1,879,841

EXPENSES
Investment advisory fees (Note 2)	58,740	68,622	108,124

Total expenses	58,740	68,622	108,124
Less investment advisory fees waived (Note 2)	(23,415)	(933)	(1,891)

Net expenses	35,325	67,689	106,233

Net investment income	356,052	926,830	1,773,608

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,883	15,966	(48,565)
Investments — affiliated (Note 2)	(700)	—	24
In-kind redemptions — unaffiliated	844	—	—
In-kind redemptions — affiliated (Note 2)	(7)	—	—
Realized gain distributions from affiliated funds	86	2	3

Net realized gain (loss)	5,106	15,968	(48,538)

Net change in unrealized appreciation/depreciation	10,470	146,035	619,185

Net realized and unrealized gain	15,576	162,003	570,647

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$371,628	$1,088,833	$2,344,255

See notes to financial statements.

140	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2016

	iShares iBonds Dec 2019 Term Corporate ETF	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$3,371	$4,168	$2,739
Interest — unaffiliated	2,239,646	3,137,539	2,915,383
Interest — affiliated (Note 2)	24,076	26,207	5,049
Securities lending income — affiliated — net (Note 2)	14,816	24,149	22,230

Total investment income	2,281,909	3,192,063	2,945,401

EXPENSES
Investment advisory fees (Note 2)	108,892	130,682	110,089

Total expenses	108,892	130,682	110,089
Less investment advisory fees waived (Note 2)	(1,165)	(1,391)	(952)

Net expenses	107,727	129,291	109,137

Net investment income	2,174,182	3,062,772	2,836,264

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(28,828)	(113,170)	(40,343)
Investments — affiliated (Note 2)	—	12	82
Realized gain distributions from affiliated funds	—	2	1

Net realized loss	(28,828)	(113,156)	(40,260)

Net change in unrealized appreciation/depreciation	1,165,958	2,201,831	2,544,992

Net realized and unrealized gain	1,137,130	2,088,675	2,504,732

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,311,312	$5,151,447	$5,340,996

See notes to financial statements.

FINANCIAL STATEMENTS	141

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2016

	iShares iBonds Dec 2022 Term Corporate ETF	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$2,826	$1,305	$1,020
Interest — unaffiliated	2,390,597	1,530,778	1,209,383
Interest — affiliated (Note 2)	15,791	5,249	6,039
Securities lending income — affiliated — net (Note 2)	20,594	12,995	10,641

Total investment income	2,429,808	1,550,327	1,227,083

EXPENSES
Investment advisory fees (Note 2)	79,758	48,461	36,149

Total expenses	79,758	48,461	36,149
Less investment advisory fees waived (Note 2)	(933)	(447)	(337)

Net expenses	78,825	48,014	35,812

Net investment income	2,350,983	1,502,313	1,191,271

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,756)	14,654	(53,627)
Investments — affiliated (Note 2)	(717)	—	76
Realized gain distributions from affiliated funds	3	1	—

Net realized gain (loss)	(10,470)	14,655	(53,551)

Net change in unrealized appreciation/depreciation	3,240,997	1,757,601	1,466,150

Net realized and unrealized gain	3,230,527	1,772,256	1,412,599

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,581,510	$3,274,569	$2,603,870

See notes to financial statements.

142	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2016

	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$1,122	$56
Interest — unaffiliated	1,485,568	43,897
Interest — affiliated (Note 2)	7,056	—
Securities lending income — affiliated — net (Note 2)	18,919	—

Total investment income	1,512,665	43,953

EXPENSES
Investment advisory fees (Note 2)	42,982	1,491

Total expenses	42,982	1,491
Less investment advisory fees waived (Note 2)	(389)	—

Net expenses	42,593	1,491

Net investment income	1,470,072	42,462

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(30,662)	(1,714)
Investments — affiliated (Note 2)	51	—
Realized gain distributions from affiliated funds	1	—

Net realized loss	(30,610)	(1,714)

Net change in unrealized appreciation/depreciation	1,876,271	(59,317)

Net realized and unrealized gain (loss)	1,845,661	(61,031)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,315,733	$(18,569)

[a]	For the period from September 13, 2016 (commencement of operations) to October 31, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	143

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Dec 2016 Term Corporate ETF		iShares iBonds Dec 2017 Term Corporate ETF
	Year ended October 31, 2016	Year ended October 31, 2015[a]	Year ended October 31, 2016	Period from March 10, 2015[b] to October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$356,052	$164,780	$926,830	$86,893
Net realized gain	5,106	2,184	15,968	2,133
Net change in unrealized appreciation/depreciation	10,470	18,751	146,035	(32,942)

Net increase in net assets resulting from operations	371,628	185,715	1,088,833	56,084

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(362,182)	(149,619)	(854,091)	(72,800)

Total distributions to shareholders	(362,182)	(149,619)	(854,091)	(72,800)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,040,177	27,532,982	95,468,360	18,601,761
Cost of shares redeemed	(2,504,794)	—	—	—

Net increase in net assets from capital share transactions	27,535,383	27,532,982	95,468,360	18,601,761

INCREASE IN NET ASSETS	27,544,829	27,569,078	95,703,102	18,585,045

NET ASSETS
Beginning of year	37,561,608	9,992,530	18,585,045	—

End of year	$65,106,437	$37,561,608	$114,288,147	$18,585,045

Undistributed net investment income included in net assets at end of year	$14,385	$20,515	$86,832	$14,093

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	1,100,000	3,850,000	750,000
Shares redeemed	(100,000)	—	—	—

Net increase in shares outstanding	1,100,000	1,100,000	3,850,000	750,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[b]	Commencement of operations.

See notes to financial statements.

144	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2018 Term Corporate ETF		iShares iBonds Dec 2019 Term Corporate ETF
	Year ended October 31, 2016	Year ended October 31, 2015[a]	Year ended October 31, 2016	Period from March 10, 2015[b] to October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,773,608	$429,367	$2,174,182	$162,712
Net realized gain (loss)	(48,538)	(6,722)	(28,828)	2,587
Net change in unrealized appreciation/depreciation	619,185	(165,793)	1,165,958	(122,781)

Net increase in net assets resulting from operations	2,344,255	256,852	3,311,312	42,518

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,673,272)	(386,066)	(2,023,842)	(135,950)

Total distributions to shareholders	(1,673,272)	(386,066)	(2,023,842)	(135,950)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,436,724	42,746,842	166,829,761	26,086,099

Net increase in net assets from capital share transactions	110,436,724	42,746,842	166,829,761	26,086,099

INCREASE IN NET ASSETS	111,107,707	42,617,628	168,117,231	25,992,667

NET ASSETS
Beginning of year	52,599,377	9,981,749	25,992,667	—

End of year	$163,707,084	$52,599,377	$194,109,898	$25,992,667

Undistributed net investment income included in net assets at end of year	$157,370	$57,034	$177,102	$26,762

SHARES ISSUED
Shares sold	4,400,000	1,700,000	6,700,000	1,050,000

Net increase in shares outstanding	4,400,000	1,700,000	6,700,000	1,050,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[b]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	145

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2020 Term Corporate ETF		iShares iBonds Dec 2021 Term Corporate ETF
	Year ended October 31, 2016	Period from December 2, 2014[a] to October 31, 2015[b]	Year ended October 31, 2016	Period from March 10, 2015[a] to October 31, 2015[b]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,062,772	$519,140	$2,836,264	$185,292
Net realized loss	(113,156)	(7,817)	(40,260)	(13,235)
Net change in unrealized appreciation/depreciation	2,201,831	(242,251)	2,544,992	(171,832)

Net increase in net assets resulting from operations	5,151,447	269,072	5,340,996	225

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,862,596)	(453,039)	(2,626,067)	(156,658)

Total distributions to shareholders	(2,862,596)	(453,039)	(2,626,067)	(156,658)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	164,793,534	47,965,919	186,156,763	17,313,919
Cost of shares redeemed	—	(2,532,055)	—	—

Net increase in net assets from capital share transactions	164,793,534	45,433,864	186,156,763	17,313,919

INCREASE IN NET ASSETS	167,082,385	45,249,897	188,871,692	17,157,486

NET ASSETS
Beginning of period	45,249,897	—	17,157,486	—

End of period	$212,332,282	$45,249,897	$206,029,178	$17,157,486

Undistributed net investment income included in net assets at end of period	$266,277	$66,101	$238,831	$28,634

SHARES ISSUED AND REDEEMED
Shares sold	6,500,000	1,900,000	7,500,000	700,000
Shares redeemed	—	(100,000)	—	—

Net increase in shares outstanding	6,500,000	1,800,000	7,500,000	700,000

[a]	Commencement of operations.
[b]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

146	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2022 Term Corporate ETF		iShares iBonds Dec 2023 Term Corporate ETF
	Year ended October 31, 2016	Period from March 10, 2015[a] to October 31, 2015[b]	Year ended October 31, 2016	Period from March 11, 2015[a] to October 31, 2015[b]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,350,983	$196,777	$1,502,313	$188,725
Net realized gain (loss)	(10,470)	(5,384)	14,655	(2,619)
Net change in unrealized appreciation/depreciation	3,240,997	(183,553)	1,757,601	(238,946)

Net increase (decrease) in net assets resulting from operations	5,581,510	7,840	3,274,569	(52,840)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,191,302)	(168,743)	(1,383,779)	(161,241)

Total distributions to shareholders	(2,191,302)	(168,743)	(1,383,779)	(161,241)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	121,130,394	13,597,951	73,277,549	11,166,229

Net increase in net assets from capital share transactions	121,130,394	13,597,951	73,277,549	11,166,229

INCREASE IN NET ASSETS	124,520,602	13,437,048	75,168,339	10,952,148

NET ASSETS
Beginning of period	13,437,048	—	10,952,148	—

End of period	$137,957,650	$13,437,048	$86,120,487	$10,952,148

Undistributed net investment income included in net assets at end of period	$187,715	$28,034	$146,018	$27,484

SHARES ISSUED
Shares sold	4,900,000	550,000	2,950,000	450,000

Net increase in shares outstanding	4,900,000	550,000	2,950,000	450,000

[a]	Commencement of operations.
[b]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	147

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2024 Term Corporate ETF		iShares iBonds Dec 2025 Term Corporate ETF
	Year ended October 31, 2016	Period from March 11, 2015[a] to October 31, 2015[b]	Year ended October 31, 2016	Period from March 11, 2015[a] to October 31, 2015[b]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,191,271	$198,528	$1,470,072	$209,197
Net realized loss	(53,551)	(7,563)	(30,610)	(94,595)
Net change in unrealized appreciation/depreciation	1,466,150	(291,223)	1,876,271	(231,900)

Net increase (decrease) in net assets resulting from operations	2,603,870	(100,258)	3,315,733	(117,298)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,105,243)	(169,283)	(1,347,155)	(178,549)

Total distributions to shareholders	(1,105,243)	(169,283)	(1,347,155)	(178,549)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,673,846	11,149,615	56,521,415	11,145,631

Net increase in net assets from capital share transactions	50,673,846	11,149,615	56,521,415	11,145,631

INCREASE IN NET ASSETS	52,172,473	10,880,074	58,489,993	10,849,784

NET ASSETS
Beginning of period	10,880,074	—	10,849,784	—

End of period	$63,052,547	$10,880,074	$69,339,777	$10,849,784

Undistributed net investment income included in net assets at end of period	$115,273	$29,245	$153,565	$30,648

SHARES ISSUED
Shares sold	2,050,000	450,000	2,300,000	450,000

Net increase in shares outstanding	2,050,000	450,000	2,300,000	450,000

[a]	Commencement of operations.
[b]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

148	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares iBonds Dec 2026 Term Corporate ETF
Period from September 13, 2016[a] to October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$42,462
Net realized loss	(1,714)
Net change in unrealized appreciation/depreciation	(59,317)

Net decrease in net assets resulting from operations	(18,569)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,676,452

Net increase in net assets from capital share transactions	13,676,452

INCREASE IN NET ASSETS	13,657,883

NET ASSETS
Beginning of period	—

End of period	$13,657,883

Undistributed net investment income included in net assets at end of period	$42,462

SHARES ISSUED
Shares sold	550,000

Net increase in shares outstanding	550,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	149

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2016 Term Corporate ETF

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015[a]	Period from May 28, 2014[b] to Oct. 31, 2014[a]
Net asset value, beginning of period	$25.04	$24.98	$25.00

Income from investment operations:
Net investment income[c]	0.15	0.18	0.06
Net realized and unrealized gain (loss)[d]	0.01	0.05	(0.03)

Total from investment operations	0.16	0.23	0.03

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.05)

Total distributions	(0.16)	(0.17)	(0.05)

Net asset value, end of period	$25.04	$25.04	$24.98

Total return	0.64%	0.92%	0.12%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,106	$37,562	$9,993
Ratio of expenses to average net assets[f]	0.06%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	0.61%	0.71%	0.60%
Portfolio turnover rate[g]	1%	7%	2%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

150	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2017 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.78	$24.75

Income from investment operations:
Net investment income[c]	0.34	0.19
Net realized and unrealized gain (loss)[d]	0.05	(0.00)[e]

Total from investment operations	0.39	0.19

Less distributions from:
Net investment income	(0.32)	(0.16)

Total distributions	(0.32)	(0.16)

Net asset value, end of period	$24.85	$24.78

Total return	1.58%	0.76%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$114,288	$18,585
Ratio of expenses to average net assets[g]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[g]	0.10%	0.10%
Ratio of net investment income to average net assets[g]	1.35%	1.18%
Portfolio turnover rate[h]	6%	7%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Rounds to less than $0.01.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	151

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2018 Term Corporate ETF

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015[a]	Period from May 28, 2014[b] to Oct. 31, 2014[a]
Net asset value, beginning of period	$25.05	$24.95	$25.07

Income from investment operations:
Net investment income[c]	0.41	0.39	0.16
Net realized and unrealized gain (loss)[d]	0.13	0.10	(0.15)

Total from investment operations	0.54	0.49	0.01

Less distributions from:
Net investment income	(0.40)	(0.39)	(0.13)

Total distributions	(0.40)	(0.39)	(0.13)

Net asset value, end of period	$25.19	$25.05	$24.95

Total return	2.18%	1.97%	0.04%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$163,707	$52,599	$9,982
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	1.64%	1.57%	1.49%
Portfolio turnover rate[g]	4%	9%	3%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

152	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2019 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75	$24.75

Income from investment operations:
Net investment income[c]	0.50	0.32
Net realized and unrealized gain (loss)[d]	0.29	(0.05)

Total from investment operations	0.79	0.27

Less distributions from:
Net investment income	(0.49)	(0.27)

Total distributions	(0.49)	(0.27)

Net asset value, end of period	$25.05	$24.75

Total return	3.20%	1.14%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$194,110	$25,993
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.00%	1.98%
Portfolio turnover rate[g]	7%	3%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	153

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2020 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Dec. 2, 2014[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.14	$25.00

Income from investment operations:
Net investment income[c]	0.60	0.56
Net realized and unrealized gain[d]	0.42	0.05

Total from investment operations	1.02	0.61

Less distributions from:
Net investment income	(0.58)	(0.47)

Total distributions	(0.58)	(0.47)

Net asset value, end of period	$25.58	$25.14

Total return	4.12%	2.47%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$212,332	$45,250
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.34%	2.43%
Portfolio turnover rate[g]	6%	10%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

154	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2021 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.51	$24.75

Income from investment operations:
Net investment income[c]	0.64	0.41
Net realized and unrealized gain (loss)[d]	0.61	(0.30)

Total from investment operations	1.25	0.11

Less distributions from:
Net investment income	(0.63)	(0.35)

Total distributions	(0.63)	(0.35)

Net asset value, end of period	$25.13	$24.51

Total return	5.17%	0.46%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$206,029	$17,157
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.58%	2.60%
Portfolio turnover rate[g]	14%	2%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	155

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2022 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.43	$24.75

Income from investment operations:
Net investment income[c]	0.74	0.46
Net realized and unrealized gain (loss)[d]	0.86	(0.39)

Total from investment operations	1.60	0.07

Less distributions from:
Net investment income	(0.72)	(0.39)

Total distributions	(0.72)	(0.39)

Net asset value, end of period	$25.31	$24.43

Total return	6.66%	0.30%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$137,958	$13,437
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.95%	2.89%
Portfolio turnover rate[g]	10%	6%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

156	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2023 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.34	$24.75

Income from investment operations:
Net investment income[c]	0.78	0.47
Net realized and unrealized gain (loss)[d]	0.96	(0.48)

Total from investment operations	1.74	(0.01)

Less distributions from:
Net investment income	(0.75)	(0.40)

Total distributions	(0.75)	(0.40)

Net asset value, end of period	$25.33	$24.34

Total return	7.27%	(0.01)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$86,120	$10,952
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	3.10%	2.98%
Portfolio turnover rate[g]	16%	7%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	157

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2024 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.18	$24.75

Income from investment operations:
Net investment income[c]	0.82	0.49
Net realized and unrealized gain (loss)[d]	1.02	(0.64)

Total from investment operations	1.84	(0.15)

Less distributions from:
Net investment income	(0.80)	(0.42)

Total distributions	(0.80)	(0.42)

Net asset value, end of period	$25.22	$24.18

Total return	7.75%	(0.58)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$63,053	$10,880
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	3.30%	3.15%
Portfolio turnover rate[g]	4%	3%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

158	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2025 Term Corporate ETF

	Year ended Oct. 31, 2016	Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.11	$24.75

Income from investment operations:
Net investment income[c]	0.85	0.52
Net realized and unrealized gain (loss)[d]	1.07	(0.71)

Total from investment operations	1.92	(0.19)

Less distributions from:
Net investment income	(0.82)	(0.45)

Total distributions	(0.82)	(0.45)

Net asset value, end of period	$25.21	$24.11

Total return	8.10%	(0.77)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$69,340	$10,850
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	3.42%	3.33%
Portfolio turnover rate[g]	6%	56%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	159

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2026 Term Corporate ETF

Period from Sep. 13, 2016[a] to Oct. 31, 2016
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[b]	0.09
Net realized and unrealized loss[c]	(0.01)

Total from investment operations	0.08

Net asset value, end of period	$24.83

Total return	0.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$13,658
Ratio of expenses to average net assets[e]	0.10%
Ratio of net investment income to average net assets[e]	2.85%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

160	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
iBonds Dec 2016 Term Corporate	iShares iBonds Dec 2016 Corporate ETF	Non-diversified
iBonds Dec 2017 Term Corporate	iShares iBonds Dec 2017 Corporate ETF	Non-diversified
iBonds Dec 2018 Term Corporate	iShares iBonds Dec 2018 Corporate ETF	Non-diversified
iBonds Dec 2019 Term Corporate	iShares iBonds Dec 2019 Corporate ETF	Non-diversified
iBonds Dec 2020 Term Corporate	iShares iBonds Dec 2020 Corporate ETF	Non-diversified
iBonds Dec 2021 Term Corporate	iShares iBonds Dec 2021 Corporate ETF	Non-diversified
iBonds Dec 2022 Term Corporate	iShares iBonds Dec 2022 Corporate ETF	Non-diversified
iBonds Dec 2023 Term Corporate	iShares iBonds Dec 2023 Corporate ETF	Non-diversified
iBonds Dec 2024 Term Corporate	iShares iBonds Dec 2024 Corporate ETF	Non-diversified
iBonds Dec 2025 Term Corporate	iShares iBonds Dec 2025 Corporate ETF	Non-diversified
iBonds Dec 2026 Term Corporate[a]		Non-diversified

[a]	The Fund commenced operations on September 13, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

162	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2016 Term Corporate
Credit Suisse Securities (USA) LLC	$4,001	$4,001	$—
Merrill Lynch, Pierce, Fenner & Smith	8,016	8,016	—

	$12,017	$12,017	$—

iBonds Dec 2017 Term Corporate
BMO Capital Markets	$444,671	$444,671	$—
BNP Paribas Prime Brokerage Inc.	1,525,288	1,525,288	—
BNP Paribas Prime Brokerage International Ltd.	50,843	50,843	—
Citigroup Global Markets Inc.	334,729	334,729	—
Credit Suisse Securities (USA) LLC	893,452	893,452	—
Deutsche Bank Securities Inc.	101,506	101,506	—
Jefferies LLC	52,671	52,671	—
JPMorgan Securities LLC	1,275,191	1,275,191	—
Merrill Lynch, Pierce, Fenner & Smith	487,376	487,376	—
Morgan Stanley & Co. LLC	1,743,625	1,743,625	—

	$6,909,352	$6,909,352	$—

164	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2018 Term Corporate
BNP Paribas Prime Brokerage Inc.	$571,255	$571,255	$—
BNP Paribas Prime Brokerage International Ltd.	5,006	5,006	—
Citigroup Global Markets Inc.	187,662	187,662	—
Credit Suisse Securities (USA) LLC	137,744	137,744	—
JPMorgan Securities LLC	3,256,652	3,256,652	—
Merrill Lynch, Pierce, Fenner & Smith	1,021,590	1,021,590	—

	$5,179,909	$5,179,909	$—

iBonds Dec 2019 Term Corporate
BNP Paribas Prime Brokerage Inc.	$337,333	$337,333	$—
BNP Paribas Prime Brokerage International Ltd.	185,734	185,734	—
Citigroup Global Markets Inc.	445,509	445,509	—
Credit Suisse Securities (USA) LLC	670,702	670,702	—
Deutsche Bank Securities Inc.	253,211	253,211	—
Jefferies LLC	126,576	126,576	—
JPMorgan Securities LLC	2,613,417	2,613,417	—
Merrill Lynch, Pierce, Fenner & Smith	2,270,816	2,270,816	—
Morgan Stanley & Co. LLC	503,422	503,422	—

	$7,406,720	$7,406,720	$—

iBonds Dec 2020 Term Corporate
BNP Paribas Prime Brokerage Inc.	$772,229	$772,229	$—
BNP Paribas Prime Brokerage International Ltd.	225,081	225,081	—
Citigroup Global Markets Inc.	218,794	218,794	—
Credit Suisse Securities (USA) LLC	749,196	749,196	—
Deutsche Bank Securities Inc.	574,806	574,806	—
Jefferies LLC	382,102	382,102	—
JPMorgan Securities LLC	3,551,807	3,551,807	—
Merrill Lynch, Pierce, Fenner & Smith	2,914,638	2,914,638	—

	$9,388,653	$9,388,653	$—

iBonds Dec 2021 Term Corporate
BMO Capital Markets	$342,351	$342,351	$—
BNP Paribas Prime Brokerage Inc.	110,000	110,000	—
BNP Paribas Prime Brokerage International Ltd.	1,114,328	1,114,328	—
Citigroup Global Markets Inc.	2,580,466	2,580,466	—
Credit Suisse Securities (USA) LLC	235,617	235,617	—
Deutsche Bank Securities Inc.	925,318	925,318	—
Jefferies LLC	300,268	300,268	—
JPMorgan Securities LLC	5,828,407	5,828,407	—
Merrill Lynch, Pierce, Fenner & Smith	882,005	882,005	—
Morgan Stanley & Co. LLC	3,467,397	3,467,397	—

	$15,786,157	$15,786,157	$—

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2022 Term Corporate
BNP Paribas Prime Brokerage Inc.	$551,119	$551,119	$—
BNP Paribas Prime Brokerage International Ltd.	85,761	85,761	—
Citigroup Global Markets Inc.	660,090	660,090	—
Credit Suisse Securities (USA) LLC	1,128,364	1,128,364	—
Deutsche Bank Securities Inc.	355,022	355,022	—
Jefferies LLC	278,711	278,711	—
JPMorgan Securities LLC	3,343,976	3,343,976	—
Merrill Lynch, Pierce, Fenner & Smith	710,077	710,077	—
Morgan Stanley & Co. LLC	1,671,885	1,671,885	—

	$8,785,005	$8,785,005	$—

iBonds Dec 2023 Term Corporate
BMO Capital Markets	$174,239	$174,239	$—
BNP Paribas Prime Brokerage Inc.	325,173	325,173	—
BNP Paribas Prime Brokerage International Ltd.	435,770	435,770	—
Citigroup Global Markets Inc.	106,475	106,475	—
Credit Suisse Securities (USA) LLC	485,410	485,410	—
Jefferies LLC	282,502	282,502	—
JPMorgan Securities LLC	4,556,634	4,556,634	—
Morgan Stanley & Co. LLC	996,477	996,477	—

	$7,362,680	$7,362,680	$—

iBonds Dec 2024 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$161,819	$161,819	$—
Citigroup Global Markets Inc.	316,135	316,135	—
Deutsche Bank Securities Inc.	118,202	118,202	—
Jefferies LLC	77,224	77,224	—
JPMorgan Securities LLC	3,078,178	3,078,178	—
Merrill Lynch, Pierce, Fenner & Smith	185,915	185,915	—
Morgan Stanley & Co. LLC	1,062,854	1,062,854	—

	$5,000,327	$5,000,327	$—

iBonds Dec 2025 Term Corporate
BMO Capital Markets	$191,742	$191,742	$—
BNP Paribas Prime Brokerage Inc.	30,449	30,449	—
BNP Paribas Prime Brokerage International Ltd.	642,456	642,456	—
Citigroup Global Markets Inc.	1,914,927	1,914,927	—
Credit Suisse Securities (USA) LLC	911,281	911,281	—
Deutsche Bank Securities Inc.	266,165	266,165	—
Jefferies LLC	332,704	332,704	—
JPMorgan Securities LLC	2,757,479	2,757,479	—
Merrill Lynch, Pierce, Fenner & Smith	50,660	50,660	—
Morgan Stanley & Co. LLC	796,753	796,753	—
Scotia Capital (USA) Inc.	100,375	100,375	—

	$7,994,991	$7,994,991	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

166	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10% based on the average daily net assets of each Fund. In addition, each of the Funds indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses attributable to each Fund’s investments in other funds advised by BFA or its affiliates, if any. The contractual waiver for the iShares iBonds Dec 2026 Term Corporate ETF was effective October 18, 2016.
The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBonds Dec 2016 Term Corporate	$1,857
iBonds Dec 2017 Term Corporate	2,624
iBonds Dec 2018 Term Corporate	2,329
iBonds Dec 2019 Term Corporate	4,812
iBonds Dec 2020 Term Corporate	8,259

iShares ETF	Fees Paid to BTC
iBonds Dec 2021 Term Corporate	$7,654
iBonds Dec 2022 Term Corporate	6,210
iBonds Dec 2023 Term Corporate	4,204
iBonds Dec 2024 Term Corporate	3,743
iBonds Dec 2025 Term Corporate	6,616

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2016 Term Corporate	$202,823	$—
iBonds Dec 2018 Term Corporate	260,563	16,048
iBonds Dec 2020 Term Corporate	1,069,738	139,246

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBonds Dec 2016 Term Corporate	$—	$—	$212,030	$21,514,009
iBonds Dec 2017 Term Corporate	—	—	25,719,807	3,344,882
iBonds Dec 2018 Term Corporate	—	—	54,885,753	4,084,325
iBonds Dec 2019 Term Corporate	—	—	95,866,635	7,379,094
iBonds Dec 2020 Term Corporate	—	—	69,465,263	7,096,011
iBonds Dec 2021 Term Corporate	1,202,111	1,204,521	97,675,592	13,877,500
iBonds Dec 2022 Term Corporate	653,331	657,952	47,564,863	7,549,434
iBonds Dec 2023 Term Corporate	851,095	854,071	39,478,936	6,859,238
iBonds Dec 2024 Term Corporate	—	—	26,082,571	1,487,970
iBonds Dec 2025 Term Corporate	529,369	525,138	24,944,639	1,862,260
iBonds Dec 2026 Term Corporate	—	—	10,029,565	214,456

168	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2016 Term Corporate	$14,039,584	$1,139,103
iBonds Dec 2017 Term Corporate	62,302,734	—
iBonds Dec 2018 Term Corporate	58,042,511	—
iBonds Dec 2019 Term Corporate	78,805,394	—
iBonds Dec 2020 Term Corporate	101,233,686	—
iBonds Dec 2021 Term Corporate	101,656,581	—
iBonds Dec 2022 Term Corporate	79,650,638	—
iBonds Dec 2023 Term Corporate	39,786,372	—
iBonds Dec 2024 Term Corporate	25,623,354	—
iBonds Dec 2025 Term Corporate	32,722,398	—
iBonds Dec 2026 Term Corporate	3,723,573	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

170	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016 were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Dec 2016 Term Corporate	$2,795	$—	$(2,795)
iBonds Dec 2017 Term Corporate	2,133	—	(2,133)
iBonds Dec 2019 Term Corporate	2,587	—	(2,587)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
iBonds Dec 2016 Term Corporate
Ordinary income	$362,182	$149,619

iBonds Dec 2017 Term Corporate
Ordinary income	$854,091	$72,800

iBonds Dec 2018 Term Corporate
Ordinary income	$1,673,272	$386,066

iBonds Dec 2019 Term Corporate
Ordinary income	$2,023,842	$135,950

iBonds Dec 2020 Term Corporate
Ordinary income	$2,862,596	$453,039

iBonds Dec 2021 Term Corporate
Ordinary income	$2,626,067	$156,658

iBonds Dec 2022 Term Corporate
Ordinary income	$2,191,302	$168,743

iBonds Dec 2023 Term Corporate
Ordinary income	$1,383,779	$161,241

iBonds Dec 2024 Term Corporate
Ordinary income	$1,105,243	$169,283

iBonds Dec 2025 Term Corporate
Ordinary income	$1,347,155	$178,549

NOTES TO FINANCIAL STATEMENTS	171

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Dec 2016 Term Corporate	$17,131	$1,523	$—	$797	$19,451
iBonds Dec 2017 Term Corporate	100,637	2,313	—	112,943	215,893
iBonds Dec 2018 Term Corporate	157,370	—	(54,620)	367,903	470,653
iBonds Dec 2019 Term Corporate	177,102	—	(25,587)	1,039,936	1,191,451
iBonds Dec 2020 Term Corporate	266,277	—	(120,640)	1,954,121	2,099,758
iBonds Dec 2021 Term Corporate	238,831	—	(31,791)	2,351,456	2,558,496
iBonds Dec 2022 Term Corporate	187,715	—	(12,691)	3,054,281	3,229,305
iBonds Dec 2023 Term Corporate	159,548	7,924	—	1,509,237	1,676,709
iBonds Dec 2024 Term Corporate	115,273	—	(53,410)	1,167,223	1,229,086
iBonds Dec 2025 Term Corporate	153,565	—	(109,066)	1,628,232	1,672,731
iBonds Dec 2026 Term Corporate	42,462	—	(777)	(60,254)	(18,569)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Dec 2018 Term Corporate	$54,620
iBonds Dec 2019 Term Corporate	25,587
iBonds Dec 2020 Term Corporate	120,640
iBonds Dec 2021 Term Corporate	31,791

iShares ETF	Non- Expiring
iBonds Dec 2022 Term Corporate	$12,691
iBonds Dec 2024 Term Corporate	53,410
iBonds Dec 2025 Term Corporate	109,066
iBonds Dec 2026 Term Corporate	777

For the year ended October 31, 2016, the iShares iBonds Dec 2023 Term Corporate ETF utilized $2,037 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	PLANNED FUND LIQUIDATION

In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2016 Term Corporate ETF ceased trading after the close of business on December 15, 2016, when the last of the bonds within the Fund matured. Proceeds of the liquidation were sent to shareholders on December 21, 2016.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted in Note 7.

172	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Dec 2016 Term Corporate ETF, iShares iBonds Dec 2017 Term Corporate ETF, iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF and iShares iBonds Dec 2026 Term Corporate ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 7, iShares iBonds Dec 2016 Term Corporate ETF commenced liquidation during December 2016.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	173

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
iBonds Dec 2016 Term Corporate	$275,681
iBonds Dec 2017 Term Corporate	715,560
iBonds Dec 2018 Term Corporate	1,422,593
iBonds Dec 2019 Term Corporate	1,691,215
iBonds Dec 2020 Term Corporate	2,445,655
iBonds Dec 2021 Term Corporate	2,175,074

iShares ETF	Interest- Related Dividends
iBonds Dec 2022 Term Corporate	$1,872,070
iBonds Dec 2023 Term Corporate	1,219,860
iBonds Dec 2024 Term Corporate	914,900
iBonds Dec 2025 Term Corporate	1,095,741
iBonds Dec 2026 Term Corporate	35,265

174	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares iBonds Dec 2016 Term Corporate ETF, iShares iBonds Dec 2017 Term Corporate ETF, iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF and iShares iBonds Dec 2025 Term Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	175

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

176	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	177

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares iBonds Dec 2026 Term Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 21-23, 2016, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

178	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	179

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

180	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Dec 2016 Term Corporate	$0.156234	$—	$0.003303	$0.159537	98%	—%	2%	100%
iBonds Dec 2017 Term Corporate	0.311642	—	0.006699	0.318341	98	—	2	100
iBonds Dec 2018 Term Corporate	0.393243	—	0.008074	0.401317	98	—	2	100
iBonds Dec 2019 Term Corporate	0.477414	—	0.015970	0.493384	97	—	3	100
iBonds Dec 2020 Term Corporate	0.567700	—	0.014643	0.582343	97	—	3	100
iBonds Dec 2021 Term Corporate	0.606908	—	0.021854	0.628762	97	—	3	100
iBonds Dec 2022 Term Corporate	0.696361	—	0.024094	0.720455	97	—	3	100
iBonds Dec 2023 Term Corporate	0.732433	—	0.018839	0.751272	97	—	3	100
iBonds Dec 2024 Term Corporate	0.781474	—	0.018993	0.800467	98	—	2	100
iBonds Dec 2025 Term Corporate	0.809425	—	0.011951	0.821376	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	181

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Dec 2016 Term Corporate ETF

Period Covered: May 28, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	3	0.51%
Greater than 1.0% and Less than 1.5%	2	0.34
Greater than 0.5% and Less than 1.0%	110	18.55
Between 0.5% and –0.5%	478	80.60

	593	100.00%

iShares iBonds Dec 2017 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.25%
Greater than 0.5% and Less than 1.0%	152	38.38
Between 0.5% and –0.5%	243	61.37

	396	100.00%

iShares iBonds Dec 2018 Term Corporate ETF

Period Covered: May 28, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.51%
Greater than 2.5% and Less than 3.0%	1	0.17
Greater than 2.0% and Less than 2.5%	2	0.34
Greater than 1.5% and Less than 2.0%	5	0.84
Greater than 1.0% and Less than 1.5%	18	3.04
Greater than 0.5% and Less than 1.0%	209	35.24
Between 0.5% and –0.5%	354	59.69
Less than –0.5%	1	0.17

	593	100.00%

182	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Dec 2019 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	1.26%
Greater than 0.5% and Less than 1.0%	318	80.31
Between 0.5% and –0.5%	73	18.43

	396	100.00%

iShares iBonds Dec 2020 Term Corporate ETF

Period Covered: December 2, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.22%
Greater than 2.5% and Less than 3.0%	3	0.65
Greater than 2.0% and Less than 2.5%	5	1.08
Greater than 1.5% and Less than 2.0%	9	1.95
Greater than 1.0% and Less than 1.5%	30	6.49
Greater than 0.5% and Less than 1.0%	275	59.52
Between 0.5% and –0.5%	139	30.09

	462	100.00%

iShares iBonds Dec 2021 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.76%
Greater than 1.0% and Less than 1.5%	27	6.82
Greater than 0.5% and Less than 1.0%	313	79.04
Between 0.5% and –0.5%	53	13.38

	396	100.00%

iShares iBonds Dec 2022 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	18	4.55%
Greater than 0.5% and Less than 1.0%	278	70.20
Between 0.5% and –0.5%	100	25.25

	396	100.00%

SUPPLEMENTAL INFORMATION	183

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Dec 2023 Term Corporate ETF

Period Covered: March 11, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.25%
Greater than 2.0% and Less than 2.5%	1	0.25
Greater than 1.5% and Less than 2.0%	6	1.52
Greater than 1.0% and Less than 1.5%	25	6.33
Greater than 0.5% and Less than 1.0%	273	69.12
Between 0.5% and –0.5%	89	22.53

	395	100.00%

iShares iBonds Dec 2024 Term Corporate ETF

Period Covered: March 11, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	5	1.27%
Greater than 1.0% and Less than 1.5%	16	4.05
Greater than 0.5% and Less than 1.0%	263	66.58
Between 0.5% and –0.5%	111	28.10

	395	100.00%

iShares iBonds Dec 2025 Term Corporate ETF

Period Covered: March 11, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.25%
Greater than 1.0% and Less than 1.5%	11	2.78
Greater than 0.5% and Less than 1.0%	258	65.32
Between 0.5% and –0.5%	125	31.65

	395	100.00%

iShares iBonds Dec 2026 Term Corporate ETF

Period Covered: September 13, 2016 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	7	50.00%
Between 0.5% and –0.5%	7	50.00

	14	100.00%

184	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	185

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

186	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	187

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

188	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

TRUSTEE AND OFFICER INFORMATION	189

Notes:

190	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Barclays or Bloomberg Finance L.P., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1012-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Dec 2021 Term Muni Bond ETF | IBMJ | NYSE Arca
➢	iShares iBonds Dec 2022 Term Muni Bond ETF | IBMK | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S MUNICIPAL BOND MARKET OVERVIEW

Municipal bonds returned approximately 4% for the 12 months ended October 31, 2016 (the “reporting period”), in line with the performance of the broad U.S. taxable bond market.

Municipal bonds advanced amid continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of slow growth before a modest rebound in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended September 30, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite investor expectations of more Fed interest rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold interest rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most municipal bond yields lower and bond prices higher for the reporting period. Longer-term municipal bonds fared best as long-term yields declined the most, while short-term municipal yields rose slightly, reflecting the Fed rate hike in late 2015.

New municipal bond supply increased by approximately 5% for the reporting period as municipal bond issuance picked up during the last six months, including a monthly record in October 2016. The higher level of issuance reflected municipalities’ efforts to take advantage of lower interest rates before an expected Fed rate hike.

Demand for municipal bonds remained robust throughout the reporting period. According to Lipper, Inc., municipal bond mutual funds experienced 54 consecutive weeks of net investment inflows before that streak ended in mid-October 2016. A growing component of this strong demand has come from outside of the U.S. as negative interest rates have proliferated in Europe and parts of Asia.

From a credit perspective, lower-quality municipal bonds outperformed higher-quality securities as investors looked to riskier segments of the municipal bond market to capture higher yields.

Among individual states, California’s economy remained robust during the reporting period, contributing to a budget surplus of approximately $1 billion for the 2015–16 fiscal year. The state’s 2016–17 budget, approved in June, increases spending on selected services while also setting aside $2 billion in California’s rainy day fund. Voter approval of Proposition 55, which extends temporary tax increases for another 12 years, is also expected to be positive for the state’s finances. In New York, the 2016–17 budget limited the overall expenditure increase to 2% for the sixth consecutive year despite larger increases in education and health care spending. Economically, New York continued to benefit from strength in New York City’s financial services hub.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.73%	2.61%	2.68%	2.73%	2.61%	2.68%
Since Inception	4.19%	4.26%	3.80%	4.91%	4.99%	4.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.30	$0.91	$1,000.00	$1,024.20	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

The iShares iBonds Dec 2021 Term Muni Bond ETF (the “Fund”) (formerly the iShares iBonds Dec 2021 AMT-Free Muni Bond ETF) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2020 and before December 2, 2021, as represented by the S&P AMT-Free Municipal Series Dec 2021 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.73%, net of fees, while the total return for the Index was 2.68%.

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

S&P Credit Rating[1]	Percentage of Total Investments [2]

AAA	21.98%
AA+	19.70
AA	20.01
AA-	16.17
A+	7.16
A	3.40
A-	1.09
BBB+	0.33
BBB	0.72
Not Rated	9.44

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/16

State	Percentage of Total Investments [2]

Texas	12.98%
New York	10.82
Florida	7.83
California	7.78
Washington	6.48
Hawaii	3.69
Massachusetts	3.43
Ohio	3.15
Virginia	2.90
North Carolina	2.64

TOTAL	61.70%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.02%	3.98%	3.81%	4.02%	3.98%	3.81%
Since Inception	5.30%	5.44%	4.92%	6.22%	6.38%	5.75%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,004.90	$0.91	$1,000.00	$1,024.20	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

The iShares iBonds Dec 2022 Term Muni Bond ETF (the “Fund”) (formerly the iShares iBonds Dec 2022 AMT-Free Muni Bond ETF) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2021 and before December 2, 2022, as represented by the S&P AMT-Free Municipal Series Dec 2022 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 4.02%, net of fees, while the total return for the Index was 3.81%.

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

S&P Credit Rating[1]	Percentage of Total Investments [2]

AAA	20.76%
AA+	17.45
AA	21.38
AA-	17.42
A+	8.18
A	4.26
A-	1.79
BBB+	0.29
BBB	0.79
Not Rated	7.68

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/16

State	Percentage of Total Investments [2]

Texas	13.25%
California	10.97
New York	10.53
Florida	8.45
Washington	6.10
Ohio	3.79
Maryland	2.73
North Carolina	2.59
Arizona	2.47
Virginia	2.43

TOTAL	63.31%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
MUNICIPAL BONDS & NOTES — 98.92%

ALABAMA — 1.99%
Alabama Federal Aid Highway Finance Authority GO
5.00%, 09/01/21		$110	$128,478
Alabama Federal Aid Highway Finance Authority RB
4.00%, 09/01/21		65	72,891
5.00%, 09/01/21		75	88,136
Alabama Public School & College Authority RB
Series A
5.00%, 02/01/21		25	28,874
Series B
5.00%, 01/01/21		130	149,787
5.00%, 05/01/21		90	104,595
City of Huntsville AL GO
5.00%, 03/01/22	(PR 09/01/21)	115	135,577
Series A
5.00%, 08/01/21		80	93,859
State of Alabama GO
5.00%, 08/01/21		145	170,339
Series A
5.00%, 11/01/21		100	118,316
University of Alabama (The) RB
Series A
5.00%, 07/01/21		230	269,203

			1,360,055
ALASKA — 0.81%
Alaska Municipal Bond Bank Authority RB
Series 3
5.00%, 07/01/21		65	75,470
Borough of North Slope AK GO
Series B
5.00%, 10/30/21		50	58,541
City of Anchorage AK Electric Revenue RB
Series A
4.00%, 12/01/21		35	39,382
City of Valdez AK RB
Series B
5.00%, 01/01/21		220	249,080

Security		Principal (000s)	Value
Series C
5.00%, 01/01/21		$20	$22,644
Municipality of Anchorage AK GO
Series B
5.00%, 09/01/21	(NPFGC)	25	29,234
State of Alaska GO
4.00%, 08/01/21		50	56,042
University of Alaska RB
Series S
4.00%, 10/01/21		20	22,356

			552,749
ARIZONA — 1.75%
Arizona Board of Regents COP
Series B
5.00%, 06/01/21		50	57,943
Series C
5.00%, 06/01/21		80	92,709
Arizona School Facilities Board COP
5.00%, 09/01/21		150	174,892
Arizona Transportation Board
5.00%, 07/01/21		70	82,001
Arizona Water Infrastructure Finance Authority RB
5.00%, 10/01/21		95	112,010
City of Phoenix AZ GO
4.00%, 07/01/21		45	50,701
Series C
4.00%, 07/01/21		25	28,167
City of Phoenix Civic Improvement Corp. RB
4.00%, 07/01/21		40	45,010
5.00%, 07/01/21		100	117,120
Series A
5.00%, 07/01/21		55	64,375
City of Scottsdale AZ GOL
5.00%, 07/01/21		75	88,082
County of Pima AZ Sewer System Revenue RB
5.00%, 07/01/21		40	46,858
Series B
5.00%, 07/01/21		55	64,430

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Salt River Project Agricultural Improvement and Power District RB
Series A
5.00%, 12/01/21	$150	$177,306

1,201,604
ARKANSAS — 0.79%
State of Arkansas GO
5.00%, 06/15/21	255	298,256
5.00%, 10/01/21	120	141,518
University of Arkansas RB
5.00%, 09/15/21	75	87,872
5.00%, 11/01/21	10	11,757

539,403
CALIFORNIA — 7.69%
Alameda Corridor Transportation Authority RB
Series A
4.00%, 10/01/21	100	111,654
Alameda Unified School District-Alameda County/CA GO
Series A
0.00%, 08/01/21	(AGM)	25	23,229
California Health Facilities Financing Authority RB
5.00%, 08/15/21	25	29,376
California Infrastructure & Economic Development Bank RB
5.00%, 07/01/21	100	116,699
Series A-1
5.00%, 10/01/21	20	23,744
California Municipal Finance Authority RB
Series A
4.00%, 10/01/21	35	39,808
California State Public Works Board RB
5.00%, 06/01/21	100	116,410
Series C
5.00%, 10/01/21	100	117,435
Series D
5.00%, 12/01/21	150	176,929
Series G
5.00%, 05/01/21	75	87,127
5.00%, 11/01/21	90	105,925

Security		Principal (000s)	Value
Series I
4.00%, 11/01/21		$95	$107,230
5.00%, 11/01/21		40	47,078
California State University RB
Series A
4.00%, 11/01/21		35	39,815
California Statewide Communities Development Authority RB
5.00%, 05/15/21		50	57,215
City & County of San Francisco CA GO
Series A
5.00%, 06/15/21		25	29,435
City of Los Angeles CA GO
Series B
5.00%, 09/01/21		30	35,430
City of Los Angeles CA Wastewater System Revenue RB
Series C
5.00%, 06/01/21		115	134,935
City of Los Angeles Department of Airports RB
Series B
5.00%, 05/15/21		50	58,721
Series C
5.00%, 05/15/21		20	23,326
City of San Francisco CA Public Utilities Commission Water Revenue
5.00%, 11/01/21		100	118,600
City of Santa Rosa CA Wastewater Revenue RB
Series B
0.00%, 09/01/21	(AMBAC)	100	92,040
County of Los Angeles CA COP
5.00%, 09/01/21		45	52,759
El Camino Community College District GO
Series C
0.00%, 08/01/21		35	32,520
Escondido Union High School District GO
0.00%, 08/01/21	(AGC)	75	69,121

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Folsom Cordova Unified School District School Facilities Improvement Dist No. 2 GO
Series A
0.00%, 10/01/21	(NPFGC)	$60	$55,134
Garden Grove Unified School District GO
Series A
0.00%, 08/01/21		35	32,443
Los Angeles County Metropolitan Transportation Authority RB
5.00%, 07/01/21		50	58,871
Los Angeles County Public Works Financing Authority RB
5.00%, 08/01/21		80	93,818
Los Angeles Department of Water & Power RB
Series A
5.00%, 07/01/21		40	47,077
Series B
5.00%, 07/01/21		15	17,654
Los Angeles Unified School District/CA GO
Series A
5.00%, 07/01/21		130	152,870
Series A-2
5.00%, 07/01/21		45	52,916
Series C
5.00%, 07/01/21		35	41,157
Moreno Valley Unified School District/CA GO
0.00%, 08/01/21		50	46,081
Municipal Improvement Corp. of Los Angeles RB
Series B
5.00%, 11/01/21		125	147,584
North Orange County Community College District/CA GO
Series B
0.00%, 08/01/21	(NPFGC)	75	69,521
Palo Alto Unified School District GO
0.00%, 08/01/21		20	18,609

Security		Principal (000s)	Value
Regents of the University of California Medical Center Pooled Revenue RB
Series J
5.00%, 05/15/21		$60	$70,261
San Diego Community College District GO
0.00%, 08/01/21		100	92,695
San Diego Regional Building Authority RB
Series A
5.00%, 10/15/21		25	29,574
San Diego Unified School District/CA GO
Series R-3
4.00%, 07/01/21		40	45,223
San Francisco City & County Airport Commission San Francisco International Airport RB
5.00%, 05/01/21		100	116,934
Santa Ana Unified School District GO
Series A
0.00%, 08/01/21		100	92,695
Santa Monica Community College District GO
Series A
0.00%, 08/01/21	(FGIC)	25	23,218
South Orange County Public Financing Authority ST
Series A
5.00%, 08/15/21		50	57,445
Southern California Public Power Authority RB
Series A
5.00%, 07/01/21		25	29,398
State of California Department of Water Resources Power Supply Revenue RB
Series N
5.00%, 05/01/21		50	58,515
Series O
5.00%, 05/01/21		300	351,090
State of California GO
4.00%, 10/01/21		65	73,597

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
5.00%, 02/01/21		$405	$469,298
5.00%, 08/01/21		100	117,425
5.00%, 09/01/21		255	300,145
5.00%, 10/01/21		20	23,597
5.00%, 11/01/21		130	153,742
5.00%, 12/01/21		265	314,128
Series B
5.00%, 09/01/21		90	105,934
University of California RB
Series AB
5.00%, 05/15/21		20	23,461
Series AO
5.00%, 05/15/21		35	41,057

			5,269,728
COLORADO — 1.33%
Board of Governors of Colorado State University System RB
Series B
5.00%, 03/01/21		20	23,172
City & County of Denver CO Airport System Revenue RB
Series B
5.00%, 11/15/21		95	111,498
City & County of Denver CO COP
Series 2010B
4.00%, 12/01/21		20	22,481
City of Colorado Springs CO Utilities System Revenue RB
Series A
5.00%, 11/15/21		50	59,042
Denver City & County School District No. 1 GO
Series A
5.25%, 12/01/21	(NPFGC, SAW)	50	59,770
Series B
4.00%, 12/01/21		100	113,405
Series C
5.00%, 12/01/21	(SAW)	115	136,059
E-470 Public Highway Authority RB
Series B
0.00%, 09/01/21	(NPFGC)	35	31,856
University of Colorado RB
5.00%, 06/01/31	(PR 06/01/21)	260	304,499

Security	Principal (000s)	Value
Series A
5.00%, 06/01/21	$40	$46,905

		908,687
CONNECTICUT — 1.81%
Connecticut State Health & Educational Facility Authority RB
Series E
5.00%, 07/01/21	25	29,249
Series O
4.00%, 11/01/21	35	39,295
State of Connecticut GO
Series A
5.00%, 10/15/21	60	69,814
Series B
5.00%, 05/15/21	65	74,870
Series C
5.00%, 07/15/21	100	115,634
Series E
4.00%, 09/15/21	40	44,576
5.00%, 10/15/21	250	290,890
State of Connecticut Special Tax Revenue RB
Series A
5.00%, 08/01/21	20	23,305
5.00%, 09/01/21	50	58,374
5.00%, 10/01/21	170	198,844
Series B
5.00%, 08/01/21	15	17,479
University of Connecticut RB
Series A
5.00%, 08/15/21	240	279,914

		1,242,244
DELAWARE — 0.67%
County of New Castle DE GO
Series A
5.00%, 07/15/21	15	17,652
Delaware Transportation Authority RB
5.00%, 06/01/21	55	63,852
5.00%, 07/01/21	285	334,145
State of Delaware GO
Series B
5.00%, 07/01/21	35	41,140

		456,789

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
DISTRICT OF COLUMBIA — 1.35%
District of Columbia GO
Series A
5.00%, 06/01/21	$255	$298,098
5.00%, 12/01/21	45	53,289
District of Columbia RB
5.00%, 07/15/21	25	29,157
Series A
5.00%, 12/01/21	110	130,263
Series C
4.00%, 12/01/21	75	85,014
Series F
5.00%, 12/01/21	15	17,763
District of Columbia Water & Sewer Authority RB
Series A
4.00%, 10/01/21	25	28,185
5.00%, 10/01/21	25	29,424
Series C
5.00%, 10/01/21	100	117,696
Metropolitan Washington Airports Authority RB
Series F-1
5.00%, 10/01/21	115	134,901

		923,790
FLORIDA — 7.75%
Board of Governors State University System of Florida RB
Series A
5.00%, 07/01/21	60	69,990
Broward Country FL Water & Sewer Utility Revenue RB
5.00%, 10/01/21	50	58,952
City of Gainesville FL Utilities System Revenue RB
Series A
5.00%, 10/01/21	50	58,821
City of Jacksonville FL RB
5.00%, 10/01/21	215	251,700
Series B
5.00%, 10/01/21	165	193,307
Series C
5.00%, 10/01/21	65	76,080

Security	Principal (000s)	Value
City of Miami Beach FL RB
5.00%, 09/01/21	$35	$40,892
City of Orlando FL RB
Series A
5.00%, 11/01/21	90	105,862
City of Tallahassee GO
5.00%, 10/01/21	50	58,769
City of Tampa FL Water & Wastewater System Revenue RB
5.00%, 10/01/21	75	88,389
County of Broward FL Airport System Revenue RB
Series Q-1
5.00%, 10/01/21	50	58,419
County of Hillsborough FL RB
Series A
5.00%, 11/01/21	30	35,240
County of Lee FL Transportation Facilities Revenue RB
5.00%, 10/01/21	(AGM)	40	46,777
County of Miami-Dade FL Aviation Revenue RB
Series B
4.00%, 10/01/21	30	33,678
County of Miami-Dade FL Transit System RB
5.00%, 07/01/21	110	127,880
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/21	75	87,979
Series A
5.00%, 10/01/21	(AGM)	40	47,006
County of Orange FL Sales Tax Revenue RB
Series C
5.00%, 01/01/21	100	115,133
County of Orange FL Tourist Development Tax Revenue RB
5.00%, 10/01/21	125	146,371
County of Orange FL Water Utility System Revenue RB
5.00%, 10/01/21	90	106,114
County of Palm Beach FL RB
4.00%, 06/01/21	60	67,456

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Florida Department of Environmental Protection RB
5.00%, 07/01/21	$75	$87,450
Series A
5.00%, 07/01/21	75	87,450
Series B
5.00%, 07/01/21	35	40,810
Florida Department of Management Services COP
Series A
5.00%, 08/01/21	100	116,928
Florida Municipal Power Agency RB
5.00%, 10/01/21	20	23,306
Series A
5.00%, 10/01/21	120	140,227
Florida State University Housing Facility Revenue RB
Series A
5.00%, 05/01/21	125	145,510
Florida’s Turnpike Enterprise RB
Series A
5.00%, 07/01/21	25	29,299
Florida’s Turnpike RB
Series A
5.00%, 07/01/21	185	216,809
Hillsborough County School Board COP
5.00%, 07/01/21	80	93,241
Hillsborough County School Board RB
5.00%, 10/01/21	(AGM)	50	58,523
Jacksonville Transportation Authority RB
5.00%, 08/01/21	95	111,321
JEA Electric System Revenue RB
Series A
5.00%, 10/01/21	100	117,253
Series B
5.00%, 10/01/21	25	29,313
JEA Water & Sewer System Revenue RB
Series A
5.00%, 10/01/21	25	29,516
Lee County School Board COP
5.00%, 08/01/21	65	75,802

Security	Principal (000s)	Value
Series B
5.00%, 08/01/21	$50	$58,310
Miami-Dade County Expressway Authority RB
Series B
5.00%, 07/01/21	130	150,622
Orange County School Board COP
Series A
5.00%, 08/01/21	60	70,032
Orlando Utilities Commission RB
Series C
4.00%, 10/01/21	50	56,498
5.25%, 10/01/21	80	95,149
Palm Beach County School District COP
Series B
5.00%, 08/01/21	50	58,185
Series D
5.00%, 08/01/21	65	75,640
Pasco County School Board COP
5.00%, 08/01/21	75	86,940
School Board of Miami-Dade County (The) COP
5.00%, 11/01/21	80	93,578
Series A
5.00%, 05/01/21	50	57,769
School Board of Miami-Dade County (The) GO
5.00%, 03/15/21	240	277,198
School District of Broward County/FL COP
5.00%, 07/01/21	70	81,207
School District of Broward County/FL GO
Series B
5.00%, 07/01/21	20	23,202
South Broward Hospital District RB
5.00%, 05/01/21	50	57,967
St. Johns County School Board COP
5.00%, 07/01/21	75	86,897
State of Florida
Series B
4.00%, 07/01/21	45	50,701

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
State of Florida GO
5.00%, 07/01/21		$30	$35,202
Series A
5.00%, 06/01/21		80	93,654
5.00%, 07/01/21		50	58,671
Series B
5.00%, 06/01/21		50	58,533
Series C
5.00%, 06/01/21		85	99,507
Series E
5.00%, 06/01/21		50	58,533
State of Florida Lottery Revenue RB
Series A
5.00%, 07/01/21		165	193,125
Tampa Bay Water RB
5.00%, 10/01/21		45	52,939

			5,307,632
GEORGIA — 2.45%
City of Atlanta Department of Aviation Revenue RB
5.25%, 01/01/21		45	52,186
Series A
4.00%, 01/01/21		75	83,251
Series B
5.00%, 01/01/21		45	51,810
City of Atlanta GA Water & Wastewater Revenue RB
5.00%, 11/01/21		45	52,931
Series B
5.00%, 11/01/21		40	47,050
Forsyth County School District
5.00%, 02/01/21		75	86,959
Georgia State Road & Tollway Authority RB
Series A
5.00%, 03/01/21	(GTD)	75	87,379
Gwinnett County Development Authority COP
5.25%, 01/01/21	(NPFGC)	25	28,915
Municipal Electric Authority of Georgia RB
Series A
4.00%, 01/01/21		10	11,083

Security		Principal (000s)	Value
5.00%, 11/01/21		$50	$58,839
5.25%, 01/01/21		105	121,859
Series B
5.00%, 01/01/21		220	253,099
State of Georgia GO
Series A
5.00%, 07/01/21		70	82,279
Series A-1
5.00%, 02/01/21		110	127,862
Series E-2
5.00%, 09/01/21		15	17,718
Series I
5.00%, 07/01/21		120	141,050
5.00%, 11/01/21		60	71,214
Series J-1
4.00%, 07/01/21		100	112,863
Washington Wilkes Payroll Development Authority RB
0.00%, 12/01/21	(ETM)	205	189,748

			1,678,095
HAWAII — 3.66%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/21		90	105,430
Series A
5.25%, 07/01/36	(PR 07/01/21)	900	1,066,275
City & County of Honolulu HI GO
Series A
5.00%, 10/01/21		100	117,539
Series B
5.00%, 10/01/21		60	70,524
Series C
5.00%, 10/01/21		60	70,523
County of Hawaii HI GO
5.00%, 09/01/21		200	235,234
Honolulu City & County Board of Water Supply RB
Series A
5.00%, 07/01/21		130	152,159
State of Hawaii GO
Series DZ
5.00%, 12/01/21		40	47,325
Series EA
4.00%, 12/01/21		30	33,958

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Series EE
5.00%, 11/01/21		$35	$41,329
Series EF
5.00%, 11/01/21		250	295,210
Series EP
5.00%, 08/01/21		30	35,184
Series FB
5.00%, 04/01/21		100	116,322
Series FE
5.00%, 10/01/21		30	35,356
State of Hawaii State Highway Fund
Series B
5.00%, 01/01/21		70	80,871

			2,503,239
ILLINOIS — 1.93%
Chicago Midway International Airport RB
Series B
5.00%, 01/01/21		70	80,531
Chicago O’Hare International Airport RB
Series 2015-B
5.00%, 01/01/21		50	57,282
Series A
5.00%, 01/01/21		65	74,466
Series B
5.00%, 01/01/21		15	17,184
DuPage County Forest Preserve District GO
5.00%, 01/01/21		40	46,018
Illinois Finance Authority RB
5.00%, 01/01/21		100	115,265
Illinois State Toll Highway Authority RB Series D
5.00%, 01/01/21		135	154,956
Metropolitan Pier & Exposition Authority RB
0.00%, 06/15/21		45	38,850
0.00%, 06/15/21	(NPFGC)	45	38,850
Regional Transportation Authority RB
5.75%, 06/01/21	(AGM)	20	23,821
Series A
6.00%, 07/01/21		25	30,127

Security		Principal (000s)	Value
State of Illinois GO
4.00%, 02/01/21		$75	$78,069
4.00%, 09/01/21		50	52,095
5.00%, 02/01/21		100	108,440
5.00%, 03/01/21		15	16,282
5.00%, 05/01/21		25	27,186
5.00%, 08/01/21		25	27,261
Series A
4.00%, 01/01/21		25	26,021
5.00%, 06/01/21		55	59,856
Series B
5.25%, 01/01/21		85	92,923
State of Illinois RB
5.00%, 06/15/21		135	156,002

			1,321,485
INDIANA — 0.49%
Indiana Finance Authority RB
4.00%, 10/01/21	(NPFGC)	100	112,615
Series A
5.00%, 05/01/21		30	34,553
5.00%, 12/01/21		65	76,524
Indiana University RB
Series A
5.00%, 06/01/21		45	52,614
Indianapolis Local Public Improvement Bond Bank RB
Series K
5.00%, 06/01/21		50	57,887

			334,193
IOWA — 0.26%
City of Des Moines IA GO
Series E
5.00%, 06/01/21		80	93,419
Iowa State Board of Regents RB
4.00%, 09/01/21		75	84,356

			177,775
KANSAS — 0.53%
Kansas Development Finance Authority RB
Series C
5.00%, 05/01/21		40	46,601

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
State of Kansas Department of Transportation RB
Series A
5.00%, 09/01/21	$55	$64,965
Series B
5.00%, 09/01/21	215	253,730

		365,296
LOUISIANA — 0.36%
Louisiana Office Facilities Corp. RB
5.00%, 11/01/21	25	29,082
Louisiana State University & Agricultural & Mechanical College RB
5.00%, 07/01/21	10	11,498
State of Louisiana Gasoline & Fuels Tax Revenue RB
Series A-1
4.00%, 05/01/21	20	22,316
State of Louisiana GO
Series A
4.00%, 09/01/21	100	111,643
5.00%, 02/01/21	15	17,210
Series C
5.00%, 07/15/21	50	58,056

		249,805
MAINE — 0.52%
Maine Municipal Bond Bank RB
Series B
5.00%, 11/01/21	30	35,377
Series C
5.00%, 11/01/21	75	88,178
Maine Turnpike Authority RB
5.00%, 07/01/21	110	128,804
State of Maine GO Series B
5.00%, 06/01/21	90	105,404

		357,763
MARYLAND — 2.41%
County of Anne Arundel MD GOL
4.00%, 04/01/21	40	44,988
County of Baltimore MD COP
5.00%, 10/01/21	60	70,711
County of Baltimore MD GO
Series B
4.50%, 09/01/21	60	69,371

Security		Principal (000s)	Value
Maryland Health & Higher Educational Facilities Authority RB
Series A
5.00%, 07/01/21		$25	$29,175
Series B
5.00%, 07/01/21		50	58,572
State of Maryland Department of Transportation RB
5.00%, 06/01/21		35	41,016
5.00%, 12/01/21		95	112,922
State of Maryland GO
Series A
5.00%, 03/01/21		120	139,807
5.00%, 03/01/24	(PR 03/01/21)	70	81,360
Series B
5.00%, 08/01/21		60	70,698
Series C
5.00%, 08/01/21		670	789,461
Washington Suburban Sanitary Commission GO
5.00%, 06/01/21		120	140,743

			1,648,824
MASSACHUSETTS — 3.39%
Commonwealth of Massachusetts GOL
5.00%, 04/01/22	(PR 04/01/21)	200	233,394
Series A
5.00%, 04/01/27	(PR 04/01/21)	550	641,833
5.25%, 08/01/21		245	290,528
Series B
5.25%, 08/01/21		250	296,457
5.25%, 08/01/21	(AGM)	125	148,229
Massachusetts Bay Transportation Authority RB
Series C
5.25%, 07/01/21		40	47,290
Massachusetts Clean Water Trust (The) RB
5.25%, 08/01/21		35	41,626
Massachusetts Health & Educational Facilities Authority RB
Series M
5.25%, 02/15/21		35	40,996

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Massachusetts School Building Authority RB
Series A
5.00%, 05/15/21		$40	$46,729
5.00%, 08/15/21		105	123,475
Series B
5.00%, 10/15/21		180	212,521
Massachusetts Turnpike Authority RB
Series C
0.00%, 01/01/21		95	89,155
Massachusetts Water Resources Authority RB
Series J
5.50%, 08/01/21	(AGM)	10	11,994
University of Massachusetts Building Authority RB
5.00%, 11/01/21		35	41,311
Series 1
4.00%, 11/01/21		50	56,368

			2,321,906
MICHIGAN — 1.36%
Michigan Finance Authority RB
5.00%, 08/01/21		50	57,985
5.00%, 10/01/21		35	41,267
Michigan State Building Authority RB
Series I
5.00%, 04/15/21		30	34,733
5.00%, 10/15/21		50	58,450
Michigan Strategic Fund RB
1.45%, 09/01/30		100	98,730
5.00%, 10/15/21		55	63,557
State of Michigan GO
Series A
5.00%, 12/01/21		170	201,130
Series B
5.00%, 11/01/21		85	100,371
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/21		120	141,443
5.25%, 11/01/21	(AGM)	115	136,817

			934,483

Security	Principal (000s)	Value
MINNESOTA — 1.20%
Metropolitan Council GO
Series B
5.00%, 09/01/21	$75	$88,549
Minnesota Municipal Power Agency RB
Series A
4.00%, 10/01/21	10	11,208
South Washington County Independent School District No. 833/MN GO
Series B
5.00%, 02/01/21	150	173,713
Southern Minnesota Municipal Power Agency RB
Series A
0.00%, 01/01/21	25	23,269
State of Minnesota COP
5.00%, 06/01/21	30	34,858
State of Minnesota GO
5.00%, 10/01/21	20	23,660
Series A
5.00%, 08/01/21	205	241,342
Series B
5.00%, 08/01/21	100	117,728
Series D
5.00%, 10/01/21	65	76,894
Series F
5.00%, 10/01/21	25	29,575

		820,796
MISSISSIPPI — 0.60%
Mississippi Development Bank RB
5.00%, 01/01/21	55	63,154
State of Mississippi GO
Series C
5.00%, 10/01/21	60	70,837
Series F
5.00%, 11/01/21	70	82,808
5.25%, 10/01/21	50	59,626
Series H
4.00%, 12/01/21	120	136,086

		412,511

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MISSOURI — 0.45%
Missouri Highway & Transportation Commission RB
Series A
5.00%, 05/01/21	$25	$29,258
Series B
5.00%, 05/01/21	120	140,436
Missouri State Environmental Improvement & Energy Resources Authority RB
5.00%, 07/01/21	45	52,849
University of Missouri RB
Series A
5.00%, 11/01/21	70	82,845

		305,388
MONTANA — 0.03%
State of Montana GO
5.00%, 08/01/21	20	23,566

		23,566
NEBRASKA — 0.88%
City of Lincoln NE Electric System Revenue RB
5.00%, 09/01/21	110	129,379
City of Omaha NE GO
5.25%, 04/01/21	70	82,061
City of Omaha NE Sewer Revenue RB
5.00%, 11/15/21	10	11,776
Nebraska Public Power District RB
5.00%, 07/01/21	20	23,271
Series A
5.00%, 01/01/21	120	137,950
Series B
5.00%, 01/01/21	25	28,739
Omaha Public Power District Nebraska City Station Unit 2 RB
Series A
4.00%, 02/01/21	50	55,760
Omaha Public Power District RB
Series B
5.00%, 02/01/21	45	52,114
University of Nebraska RB
5.00%, 07/01/21	70	81,724

		602,774

Security	Principal (000s)	Value
NEVADA — 1.54%
City of Las Vegas NV GOL
Series A
5.00%, 06/01/21	$70	$81,391
Clark County School District GOL
Series A
5.00%, 06/15/21	60	69,769
Series D
5.00%, 06/15/21	50	58,141
County of Clark Department of Aviation RB
5.00%, 07/01/21	65	75,311
County of Clark NV GOL
5.00%, 11/01/21	70	82,361
County of Clark NV RB
5.00%, 07/01/21	25	29,163
Series A
5.00%, 07/01/21	60	69,990
Nevada System of Higher Education RB
Series A
5.00%, 07/01/21	25	29,138
State of Nevada GOL
5.00%, 04/01/21	115	133,447
5.00%, 06/01/21	135	157,383
5.00%, 08/01/21	50	58,540
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/21	175	207,142

		1,051,776
NEW HAMPSHIRE — 0.21%
New Hampshire Municipal Bond Bank RB
Series A
5.00%, 08/15/21	70	82,031
Series D
5.00%, 08/15/21	45	52,895
State of New Hampshire GO
Series B
5.00%, 11/01/21	10	11,864

		146,790

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
NEW JERSEY — 1.14%
New Jersey Building Authority RB
Series A
5.00%, 06/15/21	$50	$55,193
New Jersey Economic Development Authority RB
5.00%, 06/15/21	75	82,492
Series II
5.00%, 03/01/21	25	27,444
Series KK
5.00%, 03/01/21	20	21,955
Series NN
5.00%, 03/01/21	155	170,154
New Jersey Educational Facilities Authority RB
Series 2014A
5.00%, 09/01/21	35	38,595
New Jersey State Turnpike Authority RB
Series B
5.00%, 01/01/21	95	109,127
New Jersey Transportation Trust Fund Authority RB
Series A
5.00%, 06/15/21	100	111,163
Series B
5.00%, 06/15/21	35	38,635
New Jersey Turnpike Authority RB
Series C
5.00%, 01/01/21	110	126,357

		781,115
NEW MEXICO — 0.96%
New Mexico Finance Authority RB
5.00%, 06/15/21	150	175,960
Series A
5.00%, 06/15/21	50	58,254
Series C
5.00%, 06/01/21	100	116,872
State of New Mexico GO
5.00%, 03/01/21	35	40,632
State of New Mexico Severance Tax Permanent Fund RB
Series A
5.00%, 07/01/21	130	152,159

Security	Principal (000s)	Value
University of New Mexico (The) RB
Series A
5.00%, 06/01/21	$100	$116,677

		660,554
NEW YORK — 10.70%
Brooklyn Arena Local Development Corp. RB
Series A
5.00%, 07/15/21	100	114,560
City of New York NY GO
5.00%, 08/01/21	135	157,843
Series 1
5.00%, 08/01/21	50	58,460
Series A-1
5.00%, 08/01/21	35	40,922
Series B
5.00%, 08/01/21	180	210,458
Series C
5.00%, 08/01/21	25	29,230
Series E
4.00%, 08/01/21	25	28,083
5.00%, 08/01/21	25	29,230
Series H
5.00%, 08/01/21	205	239,688
Series I
5.00%, 03/01/21	60	69,407
5.00%, 08/01/21	95	111,075
Series J
5.00%, 08/01/21	195	227,996
County of Nassau NY GOL
Series A
5.00%, 01/01/21	35	40,067
5.00%, 04/01/21	50	57,567
Long Island Power Authority RB
Series A
0.00%, 06/01/21	90	83,464
Metropolitan Transportation Authority RB
Series A
5.00%, 11/15/21	30	35,469
Series A-1
5.00%, 11/15/21	100	117,110
Series B
5.00%, 11/15/21	30	35,133

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Series B-2
5.00%, 11/15/21		$200	$234,220
Series B-4
5.00%, 11/15/21		75	88,673
Series C
5.00%, 11/15/21		100	117,110
Series E
5.00%, 11/15/21		80	93,688
Series F
4.00%, 11/15/21		25	28,068
5.00%, 11/15/21		50	58,555
Nassau County Sewer & Storm Water Finance Authority RB
Series A
5.00%, 10/01/21		40	47,246
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1
5.00%, 07/15/21		105	122,825
5.00%, 07/15/21	(SAW)	70	81,883
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A
5.00%, 11/01/21		100	118,423
Series A-1
5.00%, 11/01/21		100	118,423
Series B
5.00%, 11/01/21		75	88,817
Series C
5.00%, 11/01/21		140	165,792
Series E
5.00%, 11/01/21		115	136,186
Series I
5.00%, 05/01/21		50	58,395
New York City Water & Sewer System RB
Series EE
4.00%, 06/15/21		80	90,062
New York Convention Center Development Corp. RB
5.00%, 11/15/21		150	176,383

Security		Principal (000s)	Value
New York Municipal Bond Bank Agency RB
5.00%, 12/01/21		$110	$129,265
New York State Dormitory Authority RB
0.00%, 08/01/21		80	74,688
4.00%, 05/15/21		65	72,911
4.00%, 10/01/21	(SAW)	50	56,206
Series A
5.00%, 02/15/21		55	63,524
5.00%, 03/15/21		90	104,674
5.00%, 07/01/21		210	244,828
5.00%, 10/01/21	(SAW)	215	252,206
Series B
5.00%, 03/15/21		250	289,370
5.00%, 07/01/21		55	64,076
Series D
5.00%, 02/15/21		325	375,368
5.00%, 08/15/21		70	81,897
Series E
4.00%, 03/15/21		100	111,510
5.00%, 08/15/21		105	122,846
New York State Environmental Facilities Corp. RB
5.00%, 02/15/21		25	29,159
5.00%, 06/15/21		75	88,277
5.00%, 11/15/21		25	29,787
Series B
5.00%, 06/15/21		100	117,702
New York State Thruway Authority Highway & Bridge Trust Fund RB
Series A-1
5.00%, 04/01/21		100	116,533
New York State Thruway Authority RB
5.00%, 01/01/21		65	75,037
Series A
5.00%, 03/15/21		20	23,150
Series K
4.00%, 01/01/21		70	77,972
New York State Urban Development Corp. RB
Series A
5.00%, 03/15/21		155	179,409
Series A-1
5.00%, 03/15/21		170	196,772

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series E
5.00%, 03/15/21	$70	$81,024
Port Authority of New York & New Jersey RB
5.00%, 10/15/21	80	94,576
Series 175
5.00%, 12/01/21	45	53,391
Series 189
5.00%, 05/01/21	100	116,743
Sales Tax Asset Receivable Corp. RB
Series A
5.00%, 10/15/21	25	29,635
Triborough Bridge & Tunnel Authority RB
Series A
4.00%, 11/15/21	40	45,282
5.00%, 01/01/21	120	138,742
5.00%, 11/15/21	80	94,714
Series B
4.00%, 11/15/21	65	73,584
5.00%, 11/15/21	95	112,472

7,327,841
NORTH CAROLINA — 2.61%
City of Durham NC GO
Series C
5.00%, 07/01/21	50	58,771
County of Buncombe NC RB
5.00%, 06/01/21	65	75,714
Series A
5.00%, 06/01/21	65	75,714
County of Cabarrus NC GO
5.00%, 03/01/21	75	87,034
County of Durham NC GO
5.00%, 10/01/21	100	118,246
County of Forsyth NC GO
4.00%, 12/01/21	10	11,405
5.00%, 07/01/21	50	58,771
County of Mecklenburg NC RB
Series A
5.00%, 10/01/21	185	216,870
North Carolina Eastern Municipal Power Agency RB
Series A
5.00%, 01/01/21	(ETM)	640	740,518

Security	Principal (000s)	Value
State of North Carolina GOL
Series B
5.00%, 06/01/21	$200	$233,744
University of North Carolina at Chapel Hill RB
0.00%, 08/01/21	55	51,469
University of North Carolina at Greensboro RB
5.00%, 04/01/21	50	57,787

		1,786,043
OHIO — 3.12%
City of Columbus OH GO
Series 1
5.00%, 07/01/21	60	70,316
Series 2012-3
5.00%, 08/15/21	35	41,252
Series A
5.00%, 02/15/21	110	127,897
5.00%, 08/15/21	85	100,183
City of Columbus OH GOL
Series 2012-4
4.00%, 08/15/21	20	22,593
Cleveland Department of Public Utilities Division of Water RB
Series Y
5.00%, 01/01/21	70	80,871
Cleveland State University RB
5.00%, 06/01/21	55	63,817
Columbus City School District GO
Series A
5.00%, 12/01/21	90	106,530
Miami University/Oxford OH RB
5.00%, 09/01/21	25	29,349
Northeast Ohio Regional Sewer District RB
5.00%, 11/15/21	35	41,180
Ohio Higher Educational Facility Commission RB
5.00%, 01/01/21	40	46,018
Ohio State Building Authority RB
5.00%, 10/01/21	110	129,407
Ohio State University (The) RB
Series D
5.00%, 12/01/21	20	23,673

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Ohio Water Development Authority RB
Series A
5.00%, 06/01/21	$85	$99,673
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/21	25	29,267
5.00%, 12/01/21	180	213,352
State of Ohio GO
Series A
5.00%, 05/01/21	130	151,827
5.00%, 08/01/21	55	64,671
5.00%, 09/15/21	260	306,631
Series B
5.00%, 08/01/21	150	176,376
State of Ohio RB
5.00%, 04/01/21	80	92,647
Series B
5.00%, 04/01/21	100	115,808

		2,133,338
OKLAHOMA — 0.78%
Grand River Dam Authority RB
Series A
5.00%, 06/01/21	90	104,660
Oklahoma Capital Improvement Authority RB
Series B
5.00%, 07/01/21	85	98,984
Oklahoma City Water Utilities Trust RB
5.00%, 07/01/21	60	70,317
Oklahoma Development Finance Authority RB
Series A
5.00%, 08/15/21	20	23,409
Oklahoma Turnpike Authority RB
Series A
4.00%, 01/01/21	210	233,825

		531,195
OREGON — 1.27%
City of Portland OR Sewer System Revenue RB
Series A
5.00%, 08/01/21	160	188,216

Security	Principal (000s)	Value
5.00%, 10/01/21	$60	$70,868
Lane Community College GO
4.00%, 06/15/21	65	72,918
Oregon Health & Science University RB
Series A
5.00%, 07/01/21	80	92,769
Oregon State Facilities Authority RB
Series A
5.00%, 11/15/21	55	64,732
Portland Community College District GO
5.00%, 06/15/21	20	23,410
State of Oregon Department of Transportation RB
Series A
5.00%, 11/15/21	55	65,263
State of Oregon GO
Series H
5.00%, 05/01/21	20	23,358
Series J
5.00%, 05/01/21	80	93,432
Washington & Multnomah Counties School District No. 48J Beaverton GO
Series B
4.00%, 06/15/21	(GTD)	100	112,469
Washington County Clean Water Services RB
5.00%, 10/01/21	55	64,733

872,168
PENNSYLVANIA — 0.79%
Commonwealth of Pennsylvania GO
5.00%, 04/01/21	40	45,952
First Series
5.00%, 06/15/21	25	28,872
5.00%, 07/01/21	15	17,343
5.00%, 08/15/21	25	28,981
5.00%, 11/15/21	10	11,654
Second Series
5.00%, 07/01/21	75	86,713
5.00%, 10/15/21	10	11,634
Series T
5.00%, 07/01/21	70	80,933

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Delaware County Authority RB
5.00%, 08/01/21	$40	$46,504
Pennsylvania Higher Educational Facilities Authority RB
Series A
5.00%, 05/01/21	15	17,248
Pennsylvania Turnpike Commission RB
0.00%, 12/01/21	20	18,233
Series A
5.00%, 12/01/21	105	123,559
5.25%, 07/15/21	(AGM)	20	23,403

541,029
RHODE ISLAND — 0.86%
Rhode Island Health & Educational Building Corp. RB
5.00%, 09/01/21	165	194,324
Rhode Island Infrastructure Bank RB
5.00%, 10/01/21	90	105,997
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series B
4.00%, 10/01/21	100	112,869
State of Rhode Island GO
Series D
5.00%, 08/01/21	150	175,305

588,495
SOUTH CAROLINA — 1.41%
Charleston Educational Excellence Finance Corp. RB
5.00%, 12/01/21	115	135,760
City of Columbia SC Waterworks & Sewer System Revenue RB
4.50%, 02/01/21	75	85,207
SCAGO Educational Facilities Corp. for Picknes School District RB
5.00%, 12/01/21	35	40,886
South Carolina Public Service Authority RB
Series B
4.00%, 12/01/21	55	61,939
5.00%, 12/01/21	205	240,883
Series C
5.00%, 12/01/21	70	82,253

Security	Principal (000s)	Value
South Carolina Transportation Infrastructure Bank RB
Series A
5.00%, 10/01/21	$65	$76,214
Series B
5.00%, 10/01/21	110	128,978
State of South Carolina GO
Series A
4.00%, 06/01/21	100	112,783

964,903
TENNESSEE — 1.49%
City of Clarksville TN Water Sewer & Gas Revenue RB
5.00%, 02/01/21	25	28,947
County of Shelby TN GO
Series A
4.00%, 03/01/21	35	39,142
County of Sumner TN GO
5.00%, 12/01/21	70	82,818
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB
Series D
4.00%, 10/01/21	65	73,514
Metropolitan Government of Nashville & Davidson County TN GO
Series A
5.00%, 01/01/21	100	115,574
Series C
5.00%, 07/01/21	110	128,968
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB
Series A
5.25%, 01/01/21	(AGM)	50	58,249
State of Tennessee GO
Series A
5.00%, 08/01/21	125	147,287
5.00%, 09/01/21	25	29,529
Series B
5.00%, 11/01/21	100	118,690

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Tennessee State School Bond Authority RB
Series B
5.00%, 11/01/21		$165	$194,839

			1,017,557
TEXAS — 12.84%
Canadian River Municipal Water Authority Corp. RB
5.00%, 02/15/21		115	132,914
Central Texas Regional Mobility Authority RB
5.00%, 01/01/21		50	56,695
Central Texas Turnpike System RB
0.00%, 08/15/21	(ETM) (AMBAC)	375	349,684
City of Austin TX Electric Utility Revenue RB
Series A
5.00%, 11/15/21		25	29,615
City of Austin TX GOL
5.00%, 09/01/21		115	135,311
Series A
4.00%, 09/01/21		30	33,897
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 05/15/21		30	34,960
5.00%, 11/15/21		125	147,470
Series A
5.00%, 11/15/21		25	29,494
City of Corpus Christi TX Utility System Revenue RB
5.00%, 07/15/21		50	58,113
Series C
5.00%, 07/15/21		50	58,113
City of Dallas TX GOL
5.00%, 02/15/21		160	185,286
City of Dallas TX Waterworks & Sewer System Revenue RB
5.00%, 10/01/21		65	76,638
Series A
5.00%, 10/01/21		110	129,695
City of Denton TX GO
5.00%, 02/15/21		55	63,542

Security	Principal (000s)	Value
City of Denton TX GOL
5.00%, 02/15/21	$75	$86,648
City of El Paso TX GOL
4.00%, 08/15/21	70	78,410
City of El Paso TX Water & Sewer Revenue RB
5.00%, 03/01/21	75	86,758
City of Fort Worth TX Water & Sewer System Revenue RB
5.00%, 02/15/21	25	28,951
City of Garland TX Electric Utility System Revenue RB
5.00%, 03/01/21	65	74,993
City Of Grand Prairie TX GOL
5.00%, 02/15/21	75	86,920
City of Houston TX Airport System Revenue RB
Series B
5.00%, 07/01/21	190	219,767
City of Houston TX Combined Utility System Revenue RB
Series C
5.00%, 05/15/21	160	186,454
Series D
5.00%, 11/15/21	60	70,786
City of Houston TX GOL
Series A
5.00%, 03/01/21	150	172,899
City of Lubbock TX GOL
5.00%, 02/15/21	65	74,772
City of San Antonio TX Electric & Gas Systems Revenue RB
4.00%, 02/01/21	50	55,772
5.00%, 02/01/21	150	173,511
City of San Marcos TX GOL
5.00%, 08/15/21	40	46,794
Clear Creek Independent School District GO
Series A
5.00%, 02/15/21	(PSF)	100	115,701
Clifton Higher Education Finance Corp. RB
5.00%, 03/01/21	70	80,709

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
County of Fort Bend TX GO
5.00%, 03/01/21		$15	$17,352
County of Harris TX GOL
Series A
5.00%, 08/15/21		35	41,123
5.00%, 10/01/21		75	88,389
Cypress-Fairbanks Independent School District GO
5.00%, 02/15/21	(PSF)	20	23,140
Series A
5.00%, 02/15/21	(PSF)	150	173,551
Series C
5.00%, 02/15/21	(PSF)	100	115,701
Dallas Area Rapid Transit RB
Series A
5.00%, 12/01/21		165	195,037
Dallas Independent School District GO
4.00%, 08/15/21		70	78,912
Dallas/Fort Worth International Airport RB
Series E
5.00%, 11/01/21		75	87,809
Series F
5.00%, 11/01/21		50	58,540
Series G
5.00%, 11/01/21		25	29,270
Denton Independent School District GO
Series A
5.00%, 08/15/21	(PSF)	60	70,420
Edinburg Consolidated Independent School District/TX GO
4.00%, 02/15/21	(PSF)	100	111,437
Fort Bend Independent School District GO
5.00%, 08/15/21		45	52,815
Fort Worth Independent School District GO
5.00%, 02/15/21	(PSF)	70	80,991
Frisco Independent School District GO
Series A
4.50%, 08/15/21	(PSF)	20	23,010

Security		Principal (000s)	Value
Grapevine-Colleyville Independent School District GO
5.00%, 08/15/21	(PSF)	$55	$64,551
Series A
5.00%, 08/15/21		45	52,815
Harris County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/21		30	35,129
Series A
5.00%, 11/15/21		25	29,271
Harris County Flood Control District GOL
Series A
5.25%, 10/01/21		190	226,279
Harris County Hospital District RB
5.00%, 02/15/21		100	114,417
Houston Community College System GOL
5.00%, 02/15/21		35	40,436
Houston Community College System RB
5.00%, 04/15/21		100	115,932
Keller Independent School District/TX GO
Series A
5.00%, 08/15/21	(PSF)	30	35,286
Laredo Community College District GOL
5.00%, 08/01/21		65	75,445
Leander Independent School District GO
0.00%, 08/15/21		75	70,203
Series B
0.00%, 08/15/21		150	138,040
Lewisville Independent School District GO
Series B
4.00%, 08/15/21		100	112,558
Lone Star College System GOL
5.00%, 02/15/21		70	80,912
Longview Independent School District GO
5.00%, 02/15/21	(PSF)	70	80,919

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Lower Colorado River Authority RB
5.00%, 05/15/21		$30	$34,667
Series A
5.00%, 05/15/21		150	173,332
Magnolia Independent School District/TX GO
5.00%, 08/15/21		60	70,313
Manor Independent School District GO
5.00%, 08/01/21	(PSF)	15	17,567
Metropolitan Transit Authority of Harris County RB
5.00%, 11/01/21		50	59,255
Series B
5.00%, 11/01/21		50	59,255
Midland Independent School District GO
5.00%, 02/15/21	(PSF)	50	57,851
North East Independent School District/TX GO
5.25%, 02/01/21	(PSF)	115	134,083
North Texas Municipal Water District Water System RB
5.00%, 09/01/21		135	158,367
North Texas Tollway Authority RB
Series A
5.00%, 01/01/21		130	148,876
5.00%, 09/01/21		20	23,441
Northwest Independent School District GO
5.00%, 02/15/21	(PSF)	40	46,280
Permanent University Fund – Texas A&M University System RB
5.00%, 07/01/21		10	11,739
Permanent University Fund – University of Texas System RB
Series A
5.00%, 07/01/21		145	169,788
Pflugerville Independent School District GO
5.00%, 02/15/21	(PSF)	50	57,851
Port Authority of Houston of Harris County Texas GO
Series A
5.00%, 10/01/21		40	47,089

Security	Principal (000s)	Value
San Antonio Water System RB
5.00%, 05/15/21	$65	$75,809
Series A
5.00%, 05/15/21	55	64,146
Spring Branch Independent School District GO
Series B
5.00%, 02/01/21	(PSF)	20	23,112
State of Texas GO
5.00%, 10/01/21	105	124,186
Series C
5.00%, 08/01/21	20	23,486
Series G
5.00%, 08/01/21	100	117,787
Tarrant County Cultural Education Facilities Finance Corp. RB
5.00%, 12/01/21	75	88,135
Tarrant Regional Water District RB
5.00%, 03/01/21	120	139,144
Series A
5.00%, 03/01/21	45	52,179
Texas State University System RB
4.50%, 03/15/21	15	17,053
5.00%, 03/15/21	30	34,769
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/21	125	147,381
Series A
5.00%, 04/01/21	210	244,373
Texas Water Development Board RB
Series A
5.00%, 10/15/21	60	70,714
Trinity River Authority Central Regional Wastewater System Revenue RB
5.00%, 08/01/21	80	93,744
University of Houston RB
Series A
5.00%, 02/15/21	50	57,766
University of Houston System RB
Series A
5.00%, 02/15/21	100	115,531
University of North Texas RB
Series A
5.00%, 04/15/21	40	46,410

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
University of Texas System (The) RB
Series A
4.00%, 08/15/21		$75	$84,651
Series B
5.00%, 08/15/21		20	23,501
Series C
5.00%, 08/15/21		70	82,253
Series I
5.00%, 08/15/21		100	117,207

			8,794,053
UTAH — 1.07%
Central Utah Water Conservancy District GOL
Series C
5.00%, 04/01/21		60	69,625
County of Salt Lake UT RB
Series A
5.00%, 02/01/21		50	58,073
Metropolitan Water District of Salt Lake & Sandy RB
Series A
4.00%, 07/01/21		90	101,272
State of Utah GO
Series 2011-A
5.00%, 07/01/24	(PR 07/01/21)	90	105,654
Series A
4.00%, 07/01/21		35	39,570
University of Utah (The) RB
Series A
5.00%, 08/01/21		50	58,539
Utah State Building Ownership Authority RB
5.00%, 05/15/21		155	180,776
Utah Transit Authority RB
Series A
5.00%, 06/15/21		105	122,148

			735,657
VIRGINIA — 2.87%
City of Alexandria VA
5.00%, 07/15/21		35	41,187
City of Norfolk VA GO
5.00%, 08/01/21		40	46,973

Security		Principal (000s)	Value
County of Fairfax VA GO
Series A
5.00%, 10/01/21	(SAW)	$100	$118,404
Series B
5.00%, 04/01/21	(SAW)	90	105,091
County of Henrico VA GO
5.00%, 07/15/21		70	82,374
Fairfax County Economic Development Authority RB
Series A
5.00%, 10/01/21		80	94,240
University of Virginia RB
Series B
5.00%, 08/01/21		55	64,862
Virginia College Building Authority RB
5.00%, 02/01/21		120	138,971
5.00%, 09/01/21		50	58,731
Series 2
5.00%, 09/01/21		35	41,112
Series A
5.00%, 09/01/21		90	105,717
Series E-1
5.00%, 02/01/21		80	92,647
Virginia Commonwealth Transportation Board RB
5.00%, 03/15/21		55	63,870
5.00%, 05/15/21	(SAP)	125	146,210
5.00%, 05/15/21		100	116,968
5.00%, 09/15/21		80	94,140
Virginia Public Building Authority RB
Series A
5.00%, 08/01/21		115	134,931
Series B
5.00%, 08/01/21		40	46,933
Virginia Public School Authority RB
5.00%, 01/15/21	(SAW)	125	144,631
5.00%, 08/01/21	(SAW)	50	58,864
Series A
5.00%, 08/01/21	(SAW)	35	41,066
Series B
5.00%, 08/01/21		40	46,932
Virginia Resources Authority RB
5.00%, 11/01/21	(SAW)	30	35,495

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series B
5.00%, 11/01/21	$40	$47,326

1,967,675
WASHINGTON — 6.41%
Auburn School District No. 408 of King & Pierce Counties GO
4.00%, 12/01/21	(GTD)	20	22,597
City of Bellevue WA GOL
5.00%, 12/01/21	105	124,228
City of Seattle WA Drainage & Wastewater Revenue RB
5.00%, 04/01/21	40	46,529
City of Seattle WA GO
5.00%, 09/01/21	60	70,817
5.00%, 12/01/21	50	59,373
City of Seattle WA GOL
4.50%, 03/01/21	50	56,992
City of Seattle WA Municipal Drainage & Wastewater Revenue RB
5.00%, 09/01/21	40	47,047
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/21	55	64,633
Series A
5.00%, 02/01/21	100	115,674
City of Seattle WA Water System Revenue RB
5.00%, 05/01/21	50	58,395
5.00%, 09/01/21	100	117,823
Clark County Public Utility District No. 1 RB
5.00%, 01/01/21	125	143,916
County of King WA GOL
5.00%, 06/01/21	45	52,592
5.00%, 07/01/21	50	58,597
County of King WA Sewer Revenue RB
Series A
5.00%, 01/01/21	80	92,424
Series B
4.00%, 01/01/21	110	122,622
5.00%, 07/01/21	105	123,054
Energy Northwest RB
5.00%, 07/01/21	55	64,375

Security		Principal (000s)	Value
Series A
5.00%, 07/01/21		$455	$532,555
Franklin County School District No. 1 Pasco GO
4.00%, 12/01/21	(GTD)	100	113,299
King County Public Hospital District No. 2 GO
5.00%, 12/01/21		50	58,783
King County School District No. 405 Bellevue GO
Series A
5.00%, 12/01/21	(GTD)	125	147,959
Lewis County Public Utility District No. 1 RB
5.00%, 10/01/21		20	23,445
Port of Seattle WA RB
Series A
4.00%, 08/01/21		115	129,181
5.25%, 07/01/21		100	117,381
Public Utility District No. 1 of Cowlitz County WA RB
Series A
5.00%, 09/01/21		25	29,081
Snohomish County Public Utility District No. 1 RB
4.00%, 12/01/21		150	169,411
Snohomish County School District No. 15 Edmonds RB
5.00%, 12/01/21		25	29,430
Snohomish County School District No. 2 Everett GO
5.00%, 12/01/21	(GTD)	95	112,089
State of Washington COP
5.00%, 07/01/21		40	46,542
Series B
4.00%, 07/01/21		25	27,962
State of Washington GO
5.00%, 07/01/21		250	292,612
Series 2016-A
5.00%, 07/01/21		120	140,454
Series B
5.00%, 08/01/21		180	211,106
Series C
0.00%, 06/01/21	(FGIC)	200	186,152

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series R-2013A
5.00%, 07/01/21	$65	$76,079
Series R-2015E
5.00%, 07/01/21	110	128,749
State of Washington RB
5.00%, 09/01/21	200	233,224
University of Washington RB
5.00%, 07/01/21	15	17,579
Series A
5.00%, 04/01/21	70	81,458
Series C
5.00%, 07/01/21	35	41,018

		4,387,237
WEST VIRGINIA — 0.50%
State of West Virginia GO
Series A
5.00%, 11/01/21	265	312,639
West Virginia University RB
Series B
5.00%, 10/01/21	25	29,307

		341,946
WISCONSIN — 1.89%
City of Milwaukee WI GO
5.00%, 05/01/21	25	29,078
Series N3
5.00%, 05/15/21	20	23,288
Milwaukee County Metropolitan Sewer District GO
Series A
5.25%, 10/01/21	40	47,553
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1
4.00%, 06/01/21	25	28,083
5.00%, 06/01/21	75	87,580
Series 2
5.00%, 06/01/21	30	35,032
State of Wisconsin GO
5.00%, 05/01/21	180	209,963
Series 1
5.00%, 05/01/21	40	46,658
5.00%, 11/01/21	100	118,137

Security	Principal or Shares (000s)	Value
Series 2
4.00%, 11/01/21	$100	$113,252
5.00%, 05/01/21	45	52,491
5.00%, 11/01/21	25	29,534
Series 3
5.00%, 11/01/21	60	70,882
Wisconsin Department of Transportation RB
Series 1
5.00%, 07/01/21	120	140,633
Series 2
5.00%, 07/01/21	90	105,475
WPPI Energy RB
Series A
5.00%, 07/01/21	135	157,610

		1,295,249

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $67,677,229)		67,745,201

SHORT-TERM INVESTMENTS — 0.93%

MONEY MARKET FUNDS — 0.93%
BlackRock Liquidity Funds: MuniCash
0.46%[a,b]	635	634,664

		634,664

TOTAL SHORT-TERM INVESTMENTS
(Cost: $634,603)		634,664

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.85%
(Cost: $68,311,832)[c]	$68,379,865
Other Assets, Less Liabilities — 0.15%	103,361

NET ASSETS — 100.00%	$68,483,226

COP  —  Certificates of Participation

ETM  —  Escrowed to Maturity

GO  —  General Obligation

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

PR  —  Prerefunded

PSF  —  Permanent School Fund

RB  —  Revenue Bond

SAP  —  Subject to Appropriations

SAW  —  State Aid Withholding

ST  —  Special Tax

Insured by:

AGC  —  Assured Guaranty Corp.

AGM  —  Assured Guaranty Municipal Corp.

AMBAC  —  Ambac Assurance Corp.

FGIC  —  Financial Guaranty Insurance Co.

NPFGC  —  National Public Finance Guarantee Corp.

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $68,312,001. Net unrealized appreciation was $67,864, of which $264,797 represented gross unrealized appreciation on securities and $196,933 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Municipal bonds & notes	$—	$67,745,201	$—	$67,745,201
Money market funds	634,664	—	—	634,664

Total	$634,664	$67,745,201	$—	$68,379,865

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MUNICIPAL BONDS & NOTES — 98.99%

ALABAMA — 0.96%
Alabama Federal Aid Highway Finance Authority GO
4.00%, 09/01/22	$125	$141,592
Alabama Federal Aid Highway Finance Authority RB
5.00%, 09/01/22	25	29,705
Alabama Public School & College Authority RB
Series A
5.00%, 02/01/22	50	59,119
Series B
5.00%, 05/01/22	160	190,360
City of Huntsville AL Water Revenue RB
5.00%, 11/01/22	100	121,043

		541,819
ALASKA — 0.29%
Alaska Municipal Bond Bank Authority
Series 1
4.00%, 02/01/22	65	72,804
Alaska Municipal Bond Bank Authority RB
5.00%, 07/01/22	20	23,747
Municipality of Anchorage AK GO
Series B
5.00%, 09/01/22	55	65,859

		162,410
ARIZONA — 2.44%
Arizona Board of Regents COP
Series A
5.00%, 06/01/22	90	106,559
Arizona State University RB
Series A
5.00%, 07/01/22	120	143,926
Arizona Water Infrastructure Finance Authority RB
Series A
5.00%, 10/01/22	175	211,397
City of Chandler AZ GOL
4.00%, 07/01/22	95	109,165

Security	Principal (000s)	Value
City of Phoenix AZ GO
4.00%, 07/01/22	$35	$40,074
City of Phoenix AZ GOL
Series C
4.00%, 07/01/22	80	91,598
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/22	90	107,835
Series B
5.00%, 07/01/22	65	77,960
City of Tempe AZ GO
4.50%, 07/01/22	30	35,201
City of Tucson AZ Water System Revenue RB
5.00%, 07/01/22	40	47,999
Series A
5.00%, 07/01/22	45	53,999
County of Pima AZ GOL
4.00%, 07/01/22	35	39,746
Salt River Project Agricultural Improvement and Power District Series A
5.00%, 12/01/22	150	181,536
State of Arizona COP
5.00%, 09/01/22	50	59,615
University of Arizona RB Series A
5.00%, 06/01/22	55	65,764

		1,372,374
ARKANSAS — 0.17%
State of Arkansas GO
5.00%, 10/01/22	30	36,259
University of Arkansas RB
5.00%, 11/01/22	25	30,087
Series A
5.00%, 11/01/22	25	30,088

		96,434
CALIFORNIA — 10.86%
Alameda Corridor Transportation Authority RB
Series A
5.00%, 10/01/22	50	60,217

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Alameda Unified School District-Alameda County/CA GO
Series A
0.00%, 08/01/22	(AGM)	$110	$100,192
Benicia Unified School District GO
Series A
0.00%, 08/01/22	(NPFGC)	25	22,285
Beverly Hills Unified School District CA GO
0.00%, 08/01/22		60	54,713
Burbank Unified School District GO
Series C
0.00%, 08/01/22	(NPFGC)	90	82,069
California Health Facilities Financing Authority RB
5.00%, 03/01/22		110	130,583
Series A
5.00%, 10/01/22		20	24,325
California Infrastructure & Economic Development Bank RB
5.00%, 07/01/22		100	119,395
5.00%, 10/01/22		30	36,545
California State Public Works Board RB
Series A
4.00%, 04/01/22		20	22,715
5.00%, 04/01/22		90	106,896
Series B
5.00%, 10/01/22		90	108,165
Series D
5.00%, 09/01/22		70	83,966
Series H
5.00%, 12/01/22		80	96,513
California State University RB
Series C
5.00%, 11/01/22	(AGM)	30	36,564
California Statewide Communities Development Authority RB
5.00%, 05/15/22		50	58,210
Carlsbad Unified School District GO
0.00%, 05/01/22	(NPFGC)	100	90,550
City & County of San Francisco CA COP
Series R-1
5.00%, 09/01/22		45	54,136

Security	Principal (000s)	Value
City & County of San Francisco CA GO
5.00%, 06/15/22	$25	$30,177
City of Los Angeles CA Wastewater System Revenue RB
Series C
5.00%, 06/01/22	60	72,244
City of Los Angeles Department of Airports RB
5.00%, 05/15/22	20	23,912
Series C
5.00%, 05/15/22	20	23,912
City of Sacramento CA Water Revenue RB
5.00%, 09/01/22	55	66,269
City of San Francisco CA Public Utilities Commission Water Revenue RB
4.00%, 11/01/22	25	28,871
5.00%, 11/01/22	100	121,622
City of Santa Clara CA Electric Revenue RB
Series A
5.00%, 07/01/22	50	59,742
Corona-Norco Unified School District GO
Series C
0.00%, 08/01/22	(AGM)	100	90,051
County of Los Angeles CA COP
5.00%, 09/01/22	20	23,969
County of Santa Clara CA GO
Series B
5.00%, 08/01/22	40	48,517
East Bay Municipal Utility District Water System Revenue RB
Series B
5.00%, 06/01/22	80	96,614
Encinitas Union School District/CA GO
0.00%, 08/01/22	60	54,031
Foothill-De Anza Community College District GO
5.00%, 08/01/22	20	24,259
Healdsburg Unified School District GO
Series A
0.00%, 08/01/22	80	72,041

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Las Virgenes Unified School District GO
0.00%, 11/01/22	(AGM)	$55	$49,782
Series D
0.00%, 09/01/22	(NPFGC)	100	90,824
Los Angeles Community College District/CA GO
Series A
5.00%, 08/01/22		65	78,599
Los Angeles County Public Works Financing Authority RB
Series D
5.00%, 12/01/22		50	60,547
Los Angeles County Redevelopment Refunding Authority RB
5.00%, 12/01/22		25	29,936
Los Angeles Department of Water & Power RB
4.00%, 07/01/22		45	51,869
5.00%, 07/01/22		50	60,363
Los Angeles Unified School District/CA GO
Series A
5.00%, 07/01/22		60	72,400
Series C
5.00%, 07/01/22		65	78,433
Manhattan Beach Unified School District GO
0.00%, 09/01/22		25	22,307
Milpitas Redevelopment Agency Successor Agency TA
5.00%, 09/01/22		80	96,077
Morgan Hill Redevelopment Agency Successor Agency RB
Series A
5.00%, 09/01/22		50	60,245
Mount Diablo Unified School District/CA GO
Series A
0.00%, 08/01/22		160	143,053
New Haven Unified School District GO
0.00%, 08/01/22		50	44,570
Oxnard Financing Authority RB
5.00%, 06/01/22		20	23,796

Security		Principal (000s)	Value
Poway Redevelopment Agency Successor Agency RB
Series A
5.00%, 06/15/22		$25	$29,877
Redwood City Elementary School District/CA GO
0.00%, 08/01/22	(NPFGC)	40	35,454
Sacramento City Financing Authority RB
Series E
5.25%, 12/01/22	(AMBAC)	50	60,913
San Diego County Water Authority Financing Corp. RB
5.00%, 05/01/22		65	78,212
San Diego Regional Building Authority RB
Series A
5.00%, 10/15/22		20	24,246
San Diego Unified School District/CA GO
Series H-2
5.00%, 07/01/22		60	72,400
San Francisco Bay Area Rapid Transit District RB
Series A
5.00%, 07/01/22		25	30,258
San Francisco City & County Airport Commission San Francisco International Airport RB
5.00%, 05/01/22		100	119,736
San Jose Financing Authority RB
Series A
5.00%, 06/01/22		40	47,690
San Juan Unified School District GO
0.00%, 08/01/22	(AGM)	25	22,603
San Mateo County Community College District GO
4.00%, 09/01/22		30	34,779
Series A
0.00%, 09/01/22	(NPFGC)	75	68,315
San Rafael City High School District/CA GO
Series B
0.00%, 08/01/22	(NPFGC)	100	89,408

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Santa Ana Unified School District GO
Series B
0.00%, 08/01/22	(NPFGC)	$40	$35,656
Santa Monica Community College District GO
Series E
0.00%, 08/01/22		50	45,490
Santa Monica-Malibu Unified School District GO
0.00%, 08/01/22	(NPFGC)	55	50,039
Saratoga Union School District GO
Series A
0.00%, 09/01/22	(NPFGC)	70	63,393
Sierra Joint Community College District School Facilities District No. 2 GO
Series B
0.00%, 08/01/22	(NPFGC)	50	44,704
State of California
5.00%, 09/01/22		100	120,386
State of California Department of Water Resources Power Supply Revenue RB
Series O
5.00%, 05/01/22		135	162,174
State of California Department of Water Resources RB
Series AS
5.00%, 12/01/22		25	30,468
State of California GO
4.00%, 02/01/22		30	34,086
5.00%, 03/01/22		30	35,679
5.00%, 05/01/22		325	388,128
5.00%, 08/01/22		65	78,096
5.00%, 09/01/22		565	680,181
5.00%, 10/01/22		190	229,187
5.25%, 09/01/22		75	91,337
5.25%, 10/01/22		60	73,225
University of California RB
4.00%, 05/15/22		20	22,951
Series G
5.00%, 05/15/22		40	48,084

Security		Principal (000s)	Value
Ventura County Community College District GO
Series C
0.00%, 08/01/22		$50	$44,810
William S Hart Union High School District GO
Series B
0.00%, 09/01/22	(AGM)	25	22,243

			6,101,279
COLORADO — 0.95%
Board of Governors of Colorado State University System RB
Series A
5.00%, 03/01/22		35	41,549
Series B
5.00%, 03/01/22		75	89,034
City & County of Denver CO GO
0.00%, 01/29/22		20	18,400
City & County of Denver Co. Airport System Revenue RB
Series B
5.00%, 11/15/22		125	149,770
City of Colorado Springs CO Utilities System Revenue RB
Series A
5.00%, 11/15/22		20	24,180
E-470 Public Highway Authority RB
Series B
0.00%, 09/01/22	(NPFGC)	90	80,151
University of Colorado RB
5.00%, 06/01/22		85	102,193
Series A-1
4.00%, 06/01/22		25	28,466

			533,743
CONNECTICUT — 1.64%
Connecticut State Health & Educational Facility Authority RB
Series E
5.00%, 07/01/22		75	89,863
State of Connecticut GO
Series A
4.00%, 03/01/22		50	55,849
5.00%, 10/15/22		185	218,761

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series C
5.00%, 06/15/22	$90	$105,726
Series D
5.00%, 06/15/22	20	23,494
Series E
5.00%, 08/15/22	30	35,359
State of Connecticut Special Tax Revenue RB
5.00%, 09/01/22	140	166,951
Series A
5.00%, 09/01/22	100	119,251
5.00%, 10/01/22	20	23,895
Series B
5.00%, 08/01/22	30	35,707
University of Connecticut RB
Series A
5.00%, 08/15/22	40	47,652

		922,508
DELAWARE — 0.43%
Delaware Transportation Authority RB
5.00%, 06/01/22	50	59,371
5.00%, 07/01/22	125	150,149
State of Delaware GO
Series B
5.00%, 07/01/22	25	30,166

		239,686
DISTRICT OF COLUMBIA — 1.24%
District of Columbia GO
Series A
5.00%, 06/01/22	90	107,668
District of Columbia RB
5.00%, 07/15/22	30	35,852
Series A
4.00%, 12/01/22	50	57,510
Series C
4.00%, 12/01/22	75	86,171
5.00%, 12/01/22	40	48,488
District of Columbia Water & Sewer Authority RB
Series A
5.00%, 10/01/22	40	48,193
Series C
5.00%, 10/01/22	80	96,385

Security	Principal (000s)	Value
Metropolitan Washington Airports Authority RB
Series C
5.00%, 10/01/22	$180	$216,189

696,456
FLORIDA — 8.36%
Board of Governors State University System of Florida RB
Series A
5.00%, 07/01/22	30	35,837
Broward Country FL Water & Sewer Utility Revenue RB
5.00%, 10/01/22	65	78,519
Citizens Property Insurance Corp. RB
Series A-1
5.00%, 06/01/22	70	82,889
City of Jacksonville FL RB
5.00%, 10/01/22	240	287,256
Series A
4.00%, 10/01/22	50	57,074
Series C
5.00%, 10/01/22	100	119,619
City of Tallahassee FL Energy System Revenue RB
5.00%, 10/01/22	25	30,011
City of Tampa FL RB
5.00%, 10/01/22	70	83,679
Series B
5.00%, 10/01/22	25	29,885
County of Broward FL Airport System Revenue RB
Series C
5.00%, 10/01/22	130	156,075
Series P-2
5.00%, 10/01/22	25	29,866
Series Q-1
5.00%, 10/01/22	50	59,934
County of Hillsborough FL RB
5.00%, 11/01/22	75	89,928
County of Lee FL Transportation Facilities Revenue RB
5.00%, 10/01/22	(AGM)	50	59,692

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
County of Miami-Dade FL Aviation Revenue RB
Series B
5.00%, 10/01/22	$140	$166,876
County of Miami-Dade FL RB
Series A
5.00%, 10/01/22	45	53,527
County of Miami-Dade FL Transit System RB
5.00%, 07/01/22	40	47,399
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/22	30	36,013
Series B
5.25%, 10/01/22	(AGM)	125	151,976
County of Orange FL Sales Tax Revenue RB
Series C
5.00%, 01/01/22	30	35,381
County of Orange FL Tourist Development Tax Revenue RB
5.00%, 10/01/22	90	107,770
County of Palm Beach FL RB
5.00%, 06/01/22	50	59,904
5.00%, 11/01/22	45	54,210
Series A
5.00%, 11/01/22	25	30,261
County of Palm Beach FL Water & Sewer Revenue RB
4.00%, 10/01/22	30	34,594
County of Pasco FL Water & Sewer Revenue RB
Series A
5.00%, 10/01/22	30	36,050
County of Sarasota FL RB
5.00%, 10/01/22	55	66,230
Florida Department of Environmental Protection RB
Series A
5.00%, 07/01/22	165	196,754
Florida Department of Management Services COP
Series A
5.00%, 08/01/22	40	47,828

Security	Principal (000s)	Value
Florida Municipal Power Agency RB
Series A
5.00%, 10/01/22	$50	$59,536
Florida State University Housing Facility Revenue RB
Series A
5.00%, 05/01/22	150	178,462
Florida’s Turnpike Enterprise RB
Series A
5.00%, 07/01/22	145	173,735
Series B
5.00%, 07/01/22	40	47,806
Jacksonville Transportation Authority RB
5.00%, 08/01/22	50	59,785
JEA Electric System Revenue RB
Series A
5.00%, 10/01/22	140	167,883
JEA Water & Sewer System Revenue RB
Series A
5.00%, 10/01/22	100	120,925
Miami-Dade County Educational Facilities Authority Revenue RB
5.25%, 04/01/22	65	76,570
Miami-Dade County Expressway Authority RB
Series A
5.00%, 07/01/22	45	53,391
Series B
5.00%, 07/01/22	15	17,775
Orlando Utilities Commission RB
Series A
5.00%, 10/01/22	65	78,355
Series C
4.00%, 10/01/22	25	28,721
5.00%, 10/01/22	65	78,355
Orlando-Orange County Expressway Authority RB
5.00%, 07/01/22	105	125,081
Series B
5.00%, 07/01/22	100	119,275

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Palm Beach County School District COP
Series B
5.00%, 08/01/22	$100	$118,711
Series D
5.00%, 08/01/22	65	77,162
Reedy Creek Improvement District GOL
Series A
5.00%, 06/01/22	30	35,747
Series B
4.00%, 06/01/22	25	28,345
School Board of Miami-Dade County (The) COP
5.00%, 11/01/22	50	59,442
School Board of Miami-Dade County (The) GO
5.00%, 03/15/22	70	82,552
School District of Broward County/FL COP
Series A
5.00%, 07/01/22	100	118,646
Series B
5.00%, 07/01/22	20	23,729
State of Florida GO
5.00%, 06/01/22	85	101,990
Series A
5.00%, 06/01/22	80	95,990
State of Florida Lottery Revenue RB
Series A
5.00%, 07/01/22	90	107,835
Volusia County School Board COP
Series A
5.00%, 08/01/22	115	137,186

4,698,027
GEORGIA — 0.63%
City of Atlanta GA Water & Wastewater Revenue RB
5.00%, 11/01/22	30	36,121
Georgia State Road & Tollway Authority RB
Series B
5.00%, 10/01/22	(GTD)	30	36,430

Security		Principal (000s)	Value
Gwinnett County Development Authority COP
5.25%, 01/01/22	(NPFGC)	$45	$53,432
Municipal Electric Authority of Georgia RB
Series A
5.00%, 11/01/22		135	162,215
State of Georgia GO Series C
4.00%, 09/01/22		55	63,460

			351,658
HAWAII — 1.12%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/22		50	59,969
Series A
5.00%, 07/01/22		95	113,941
City & County of Honolulu HI GO
Series A
5.00%, 11/01/22		25	30,133
Series B
5.00%, 10/01/22		50	60,146
Honolulu City & County Board of Water Supply RB
Series A
5.00%, 07/01/22		20	23,915
State of Hawaii GO
Series EE
4.00%, 11/01/22	(ETM)	25	28,892
Series EF
5.00%, 11/01/22		50	60,457
Series EP
5.00%, 08/01/22		110	132,201
Series FE
5.00%, 10/01/22		100	120,672

			630,326
IDAHO — 0.06%
Idaho Housing & Finance Association RB
5.00%, 07/15/22		30	35,328

			35,328

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
ILLINOIS — 2.37%
Chicago O’Hare International Airport RB
Series 2015B
5.00%, 01/01/22		$45	$52,752
Series B
5.00%, 01/01/22		100	117,010
Series D
5.00%, 01/01/22		40	46,804
Illinois Finance Authority RB
5.00%, 07/01/22		25	29,864
5.00%, 10/01/22		25	29,706
Illinois State Toll Highway Authority RB
Series A
5.00%, 12/01/22		55	65,963
Metropolitan Pier & Exposition Authority RB
0.00%, 06/15/22		45	37,355
0.00%, 06/15/22	(NPFGC)	70	78,708
Regional Transportation Authority RB
Series A
5.50%, 07/01/22	(NPFGC)	55	66,725
State of Illinois GO
0.00%, 08/01/22		100	86,083
4.00%, 02/01/22		25	25,949
5.00%, 02/01/22		125	136,494
5.00%, 03/01/22		50	54,649
5.00%, 05/01/22		50	54,744
Series A
4.00%, 01/01/22		80	83,022
State of Illinois RB
5.00%, 06/15/22		155	183,035
Series C
5.00%, 06/15/22		50	59,043
University of Illinois RB
Series A
5.00%, 04/01/22		105	123,200

			1,331,106
INDIANA — 0.82%
Ball State University RB
5.00%, 07/01/22		30	35,702
Indiana Finance Authority RB
5.00%, 12/01/22		50	60,479

Security		Principal (000s)	Value
Series A
5.00%, 10/01/22		$155	$185,797
Series B
5.00%, 02/01/22		60	71,378
Indiana University RB
Series A
5.00%, 06/01/22		25	29,952
Indianapolis Local Public Improvement Bond Bank RB
Series A
5.50%, 01/01/22	(NPFGC)	25	29,598
Series E
0.00%, 02/01/22		50	45,376

			458,282
IOWA — 0.78%
Ankeny Community School District GO
Series A
4.00%, 06/01/22		25	28,308
City of Des Moines IA GO
Series E
5.00%, 06/01/22		95	113,592
Des Moines Independent Community School District RB
5.00%, 06/01/22		25	29,615
Iowa City Community School District RB
5.00%, 06/01/22		100	118,874
Iowa State Board of Regents RB
4.00%, 09/01/22		50	57,116
State of Iowa RB
Series A
5.00%, 06/01/22		75	89,500

			437,005
KANSAS — 0.05%
Wyandotte County-Kansas City Unified Government Utility System Revenue RB
Series A
5.00%, 09/01/22		25	29,731

			29,731

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
KENTUCKY — 0.21%
Kentucky State Property & Building Commission RB
Series B
5.00%, 11/01/22		$100	$118,465

			118,465
LOUISIANA — 2.19%
East Baton Rouge Sewerage Commission RB
Series B
5.00%, 02/01/22		20	23,613
Louisiana Office Facilities Corp. RB
5.00%, 11/01/22		50	59,389
Louisiana State University & Agricultural & Mechanical College RB
5.00%, 07/01/22		20	23,486
State of Louisiana Gasoline & Fuels Tax Revenue RB
4.00%, 05/01/22		70	79,352
Series A-1
5.00%, 05/01/22		50	59,663
State of Louisiana GO
Series A
5.00%, 08/01/22		100	118,600
5.00%, 09/01/22		100	118,821
Series B
5.00%, 08/01/22		50	59,300
Series C
4.00%, 07/15/22		50	56,408
5.00%, 07/15/26	(PR 07/15/22)	500	602,685
State of Louisiana RB
Series A
5.00%, 06/15/22		25	29,713

			1,231,030
MAINE — 0.80%
Maine Municipal Bond Bank RB
Series A
5.00%, 09/01/22		25	29,936
Series B
5.00%, 11/01/22		30	36,159
Series C
5.00%, 11/01/22		115	138,316

Security		Principal (000s)	Value
Maine Turnpike Authority RB
5.00%, 07/01/22		$95	$113,883
State of Maine GO
Series B
5.00%, 06/01/22		110	132,053

			450,347
MARYLAND — 2.71%
City of Baltimore MD GO
Series B
5.00%, 10/15/22		35	42,231
City of Baltimore MD RB
Series A
5.00%, 07/01/22		115	137,511
Series D
5.00%, 07/01/22		50	59,788
County of Anne Arundel MD GOL
5.00%, 04/01/22		105	125,880
County of Baltimore MD COP
5.00%, 10/01/22		60	72,328
County of Baltimore MD GO
Series B
5.00%, 08/01/22		35	42,258
County of Baltimore MD RB
4.00%, 09/01/22		55	63,460
5.00%, 07/01/22		40	47,830
Maryland Health & Higher Educational Facilities Authority RB
Series A
5.00%, 07/01/22		55	65,800
State of Maryland GO
Series A
5.00%, 03/01/24	(PR 03/01/22)	500	597,165
Series B
5.00%, 08/01/22		100	120,922
Series C
5.00%, 08/01/22		20	24,184
Washington Suburban Sanitary Commission GO
5.00%, 06/01/22		100	120,407

			1,519,764
MASSACHUSETTS — 1.79%
Boston Water & Sewer Commission RB
Series A
4.25%, 11/01/22		40	46,894

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Commonwealth of Massachusetts GO
Series C
5.50%, 12/01/22		$80	$99,396
Commonwealth of Massachusetts GOL
Series B
5.00%, 08/01/22		155	186,449
5.25%, 09/01/22	(AGM)	30	36,585
Series C
5.00%, 04/01/22		125	149,043
5.00%, 08/01/22		130	156,377
Massachusetts Bay Transportation Authority RB
Series A
5.25%, 07/01/22		30	36,371
Series B
5.25%, 07/01/22		50	60,619
Massachusetts Clean Water Trust (The) RB
5.00%, 08/01/22		125	151,153
Massachusetts Department of Transportation RB
Series C
0.00%, 01/01/22	(NPFGC)	25	22,965
University of Massachusetts Building Authority RB
Series 1
5.00%, 11/01/22		50	60,425

			1,006,277
MICHIGAN — 0.83%
Michigan Finance Authority RB
5.00%, 08/01/22		20	23,732
Michigan State Building Authority RB
5.00%, 10/15/22		60	71,834
Michigan State University RB
Series A
5.00%, 08/15/22		70	84,036
State of Michigan GO
Series A
5.00%, 12/01/22		50	60,577
Series B
5.00%, 11/01/22		40	48,365
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/22		145	175,208

			463,752

Security	Principal (000s)	Value
MINNESOTA — 1.37%
Minnesota Municipal Power Agency RB
Series A
5.00%, 10/01/22	$25	$29,799
Southern Minnesota Municipal Power Agency RB
0.00%, 01/01/22	50	45,579
Series A
5.00%, 01/01/22	30	35,381
State of Minnesota GO
Series B
5.00%, 08/01/22	165	199,216
Series F
5.00%, 10/01/22	260	315,229
State of Minnesota RB
Series A
5.00%, 06/01/22	75	89,678
Western Minnesota Municipal Power Agency RB
Series A
5.00%, 01/01/22	45	53,145

		768,027
MISSISSIPPI — 0.36%
Mississippi Development Bank SO
5.00%, 01/01/22	35	41,125
State of Mississippi GO
Series C
5.00%, 10/01/22	20	24,134
Series F
4.00%, 11/01/22	120	137,906

		203,165
MISSOURI — 0.69%
Health & Educational Facilities Authority of the State of Missouri RB
Series A
5.00%, 11/15/22	30	35,562
Metropolitan St. Louis Sewer District RB
Series B
5.00%, 05/01/22	50	59,868
Missouri Highway & Transportation Commission RB
Series A
5.00%, 05/01/22	75	90,112

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Missouri State Environmental Improvement & Energy Resources Authority RB
4.00%, 01/01/22	$40	$45,422
5.00%, 07/01/22	50	60,272
University of Missouri RB
Series A
5.00%, 11/01/22	80	97,040

		388,276
MONTANA — 0.21%
Montana Department of Transportation RB
5.00%, 06/01/22	100	118,516

		118,516
NEBRASKA — 1.24%
City of Lincoln NE Electric System Revenue RB
5.00%, 09/01/22	20	24,085
City of Omaha NE GO
Series B
5.00%, 11/15/22	150	181,443
City of Omaha NE Sewer Revenue RB
5.00%, 11/15/22	40	48,205
Metropolitan Utilities District of Omaha RB
5.00%, 12/01/22	25	29,952
Nebraska Public Power District RB
Series A
5.00%, 01/01/22	210	247,321
Omaha Public Power District Nebraska City Station Unit 2 RB
Series A
5.00%, 02/01/22	110	130,121
Omaha Public Power District RB
Series AA
5.00%, 02/01/22	30	35,605

		696,732
NEVADA — 2.24%
City of Las Vegas NV GOL
Series C
5.00%, 09/01/22	20	23,937
Clark County School District GOL
Series B
5.00%, 06/15/22	100	119,002

Security	Principal (000s)	Value
Series C
5.00%, 06/15/22	$100	$119,002
County of Clark Department of Aviation RB
5.00%, 07/01/22	170	201,838
County of Clark NV GOL
5.00%, 11/01/22	120	144,484
Series A
5.00%, 07/01/22	55	65,700
County of Clark NV RB
5.00%, 07/01/22	145	173,209
Nevada System of Higher Education RB
Series B
5.00%, 07/01/22	40	47,710
State of Nevada GOL
5.00%, 03/01/22	70	82,979
Series B
4.00%, 08/01/22	25	28,563
Series C
5.00%, 08/01/22	80	95,803
State of Nevada Highway Improvement Revenue RB
4.00%, 12/01/22	40	46,084
5.00%, 12/01/22	20	24,205
Washoe County School District/NV GOL
Series A
5.00%, 06/01/22	(PSF)	70	83,700

1,256,216
NEW JERSEY — 1.70%
New Jersey Economic Development Authority RB
5.00%, 06/15/22	50	56,301
Series II
5.00%, 03/01/22	30	33,238
Series NN
5.00%, 03/01/22	305	337,919
Series XX
4.00%, 06/15/22	40	42,404
New Jersey Health Care Facilities Financing Authority RB
Series A
5.00%, 07/01/22	30	35,603

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
New Jersey Transportation Trust Fund Authority RB
Series A
5.00%, 06/15/22		$250	$281,035
Series AA
5.00%, 06/15/22		15	16,729
5.00%, 06/15/22	(SAP)	25	27,882
New Jersey Turnpike Authority RB
Series B
5.00%, 01/01/22		30	35,266
State of New Jersey GO
5.25%, 08/01/22		25	29,516
Series T
5.00%, 06/01/22		50	58,268

			954,161
NEW MEXICO — 0.88%
Albuquerque Municipal School District No. 12 GO
Series B
5.00%, 08/01/22	(SAW)	100	120,183
State of New Mexico GO
5.00%, 03/01/22		50	59,526
State of New Mexico Severance Tax Permanent Fund RB
Series A
5.00%, 07/01/22		115	137,790
University of New Mexico (The) RB
Series A
5.00%, 06/01/22		100	119,334
Series C
5.00%, 06/01/22		50	59,667

			496,500
NEW YORK — 10.42%
Brooklyn Arena Local Development Corp. RB
Series A
5.00%, 07/15/22		100	116,834
City of New York NY GO
Series 1
5.00%, 08/01/22		130	155,680
Series A
5.00%, 08/01/22		175	209,569

Security	Principal (000s)	Value
Series E
5.00%, 08/01/22	$100	$119,754
5.25%, 08/01/22	290	351,277
Series H
5.00%, 08/01/22	140	167,656
Series I
5.00%, 08/01/22	25	29,939
Series J
5.00%, 08/01/22	100	119,754
County of Nassau NY GOL
Series B
5.00%, 04/01/22	110	129,347
Long Island Power Authority RB
5.00%, 09/01/22	65	77,353
Series B
5.00%, 09/01/22	40	47,602
Metropolitan Transportation Authority RB
5.00%, 11/15/22	25	29,920
5.25%, 11/15/22	35	42,390
Series B
5.00%, 11/15/22	80	95,744
Series C
5.00%, 11/15/22	125	149,600
Series D-1
5.00%, 11/01/22	120	143,492
Series F
5.00%, 11/15/22	195	233,376
Nassau County Interim Finance Authority RB
4.00%, 11/15/22	70	81,690
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1
5.00%, 07/15/22	75	90,131
Series S-2
5.00%, 07/15/22	(SAW)	25	30,044
New York City Transitional Finance Authority Future Tax Secured Revenue RB
4.00%, 08/01/22	50	57,394
5.00%, 02/01/22	95	112,855
5.00%, 08/01/22	25	30,077

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
5.00%, 11/01/22		$30	$36,313
Series A-1
5.00%, 08/01/22		50	60,153
Series C
5.00%, 11/01/22		175	211,825
New York City Water & Sewer System RB
Series DD
4.00%, 06/15/22		60	68,819
5.00%, 06/15/22		40	48,042
Series EE
4.00%, 06/15/22		20	22,940
New York Convention Center Development Corp. RB
5.00%, 11/15/22		95	114,189
New York Municipal Bond Bank Agency RB
5.00%, 12/01/22	(SAW)	55	66,065
New York Power Authority (The) RB
Series A
5.00%, 11/15/22		25	30,338
New York State Dormitory Authority
5.50%, 05/15/22		65	79,031
New York State Dormitory Authority RB
Series A
0.00%, 05/15/22	(NPFGC)	25	22,889
5.00%, 02/15/22		225	266,040
5.00%, 03/15/22		120	142,184
5.00%, 07/01/22		215	257,890
5.00%, 10/01/22		50	60,013
Series C
5.00%, 03/15/22		30	35,546
Series D
5.00%, 02/15/22		200	236,480
New York State Environmental Facilities Corp. RB
4.00%, 11/15/22		65	75,484
New York State Thruway Authority Highway & Bridge Trust Fund RB
Series A
5.00%, 04/01/22		55	65,778
New York State Thruway Authority RB
Series A
5.00%, 03/15/22		80	94,790

Security	Principal (000s)	Value
Series I
5.00%, 01/01/22	$85	$100,665
Series K
4.00%, 01/01/22	80	90,758
New York State Urban Development Corp. RB
Series A
5.00%, 03/15/22	350	414,704
Series A-2
5.50%, 03/15/22	45	54,583
Port Authority of New York & New Jersey RB
Series 179
5.00%, 12/01/22	25	30,386
Series 189
5.00%, 05/01/22	25	29,949
Sales Tax Asset Receivable Corp. RB
Series A
5.00%, 10/15/22	125	152,020
Triborough Bridge & Tunnel Authority RB
Series A
5.00%, 11/15/22	175	211,571
Series B-1
5.00%, 11/15/22	125	151,606

		5,852,529
NORTH CAROLINA — 2.57%
City of Charlotte NC COP
Series C
4.00%, 06/01/22	30	34,090
City of Fayetteville NC Public Works Commission Revenue RB
5.00%, 03/01/22	50	59,526
City of Raleigh NC GOL
Series A
4.00%, 10/01/22	20	22,903
County of Boncombe NC GOL
5.00%, 06/01/22	20	23,843
County of Buncombe NC RB
5.00%, 06/01/22	100	119,215
County of Forsyth NC GO
5.00%, 12/01/22	55	67,066

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
County of Mecklenburg NC RB
Series A
5.00%, 10/01/22	$110	$131,908
County of Wake NC RB
Series A
5.00%, 12/01/22	95	115,221
North Carolina Medical Care Commission RB
Series A
5.00%, 10/01/22	115	137,687
North Carolina Municipal Power Agency No. 1 RB
Series B
5.00%, 01/01/22	75	88,492
Series E
5.00%, 01/01/22	25	29,498
State of North Carolina GO
Series C
5.00%, 05/01/22	350	420,521
State of North Carolina RB
Series C
5.00%, 05/01/22	160	191,109

		1,441,079
OHIO — 3.75%
City of Cincinnati OH GO
Series A
4.00%, 12/01/22	50	57,731
City of Columbus OH GO
Series 1
5.00%, 07/01/22	65	78,314
Series A
5.00%, 08/15/22	85	102,727
City of Columbus OH GOL
4.00%, 07/01/22	30	34,438
County of Franklin OH GOL
5.00%, 06/01/22	135	161,984
County of Hamilton OH Sales Tax Revenue RB
Series A
5.00%, 12/01/22	150	180,186
Kent State University RB
Series A
4.00%, 05/01/22	50	56,614

Security	Principal (000s)	Value
Ohio Higher Educational Facility Commission RB
5.00%, 01/01/22	$115	$135,563
5.00%, 12/01/22	25	30,240
Ohio Water Development Authority RB
5.50%, 12/01/22	70	87,261
Series A
5.00%, 06/01/22	35	42,079
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 12/01/22	185	224,738
Series 2015A
5.00%, 06/01/22	30	35,996
State of Ohio GO
Series A
5.00%, 08/01/22	35	42,172
5.00%, 09/01/22	50	60,276
5.00%, 09/15/22	190	229,626
Series B
5.00%, 08/01/22	190	228,931
Series C
4.25%, 09/15/22	25	29,050
Series U
5.00%, 10/01/22	200	241,596
State of Ohio RB
Series A
5.00%, 04/01/22	40	47,309

		2,106,831
OKLAHOMA — 0.46%
Grand River Dam Authority RB
4.00%, 06/01/22	10	11,358
Oklahoma Capital Improvement Authority RB
Series C
4.00%, 07/01/22	60	68,032
Oklahoma City Water Utilities Trust RB
5.00%, 07/01/22	100	120,240
Oklahoma Municipal Power Authority RB
Series B
5.00%, 01/01/22	25	29,266

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
University of Oklahoma (The) RB
Series C
5.00%, 07/01/22		$25	$29,789

			258,685
OREGON — 1.56%
Clackamas & Washington Counties School District No. 3 GO
Series A
0.00%, 06/15/22	(NPFGC, GTD)	55	50,378
Clackamas Community College District GO
Series B
0.00%, 06/15/22	(GTD)	25	22,899
County of Washington OR GOL
5.00%, 06/01/22		50	59,816
Oregon State Lottery RB
Series B
5.00%, 04/01/22		35	41,838
Series C
5.00%, 04/01/22		75	89,653
Port of Portland OR RB
Series 23
5.00%, 07/01/22		125	149,469
Salem-Keizer School District No. 24J GO
Series B
0.00%, 06/15/22	(GTD)	130	118,355
State of Oregon Department of Transportation RB
Series A
5.00%, 11/15/22		60	72,810
State of Oregon GO
Series D
5.00%, 05/01/22		150	179,781
Series F
5.00%, 05/01/22		25	29,964
Washington & Multnomah Counties School District No. 48J Beaverton GO
5.00%, 06/15/22	(GTD)	50	59,993

			874,956

Security	Principal (000s)	Value
PENNSYLVANIA — 1.75%
Bucks County Water & Sewer Authority RB
4.00%, 06/01/22	$100	$112,670
Commonwealth of Pennsylvania GO
5.00%, 07/01/22	130	153,196
First Series
5.00%, 03/15/22	35	40,976
5.00%, 04/01/22	10	11,719
5.00%, 06/01/22	50	58,814
5.00%, 06/15/22	45	52,978
5.00%, 09/15/22	100	118,370
Second Series
5.00%, 10/15/22	100	118,583
Pennsylvania Higher Educational Facilities Authority RB
Series A
4.00%, 12/01/22	40	45,908
Pennsylvania Turnpike Commission RB
5.00%, 06/01/22	50	58,726
5.00%, 12/01/22	125	149,343
Series B
5.00%, 12/01/22	50	59,966

		981,249
RHODE ISLAND — 0.25%
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series B
5.00%, 10/01/22	20	24,160
State of Rhode Island COP
Series A
5.00%, 10/01/22	50	59,288
State of Rhode Island GO
Series A
5.00%, 05/01/22	50	59,400

		142,848
SOUTH CAROLINA — 1.72%
Beaufort County School District/SC GO
Series A
5.00%, 03/01/22	35	41,669
Charleston Educational Excellence Finance Corp. RB
5.00%, 12/01/22	150	181,245

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
City of Charleston SC Waterworks & Sewer System Revenue RB
5.00%, 01/01/22	$50	$59,490
City of Columbia SC Waterworks & Sewer System Revenue RB
4.00%, 02/01/22	85	96,489
Greenville County School District RB
5.00%, 12/01/22	75	90,142
Piedmont Municipal Power Agency RB
0.00%, 01/01/22	25	22,580
SCAGO Educational Facilities Corp. for Pickens School District RB
5.00%, 12/01/22	70	83,500
South Carolina Public Service Authority RB
Series A
5.00%, 12/01/22	100	120,119
South Carolina Transportation Infrastructure Bank RB
Series B
5.00%, 10/01/22	225	270,094

		965,328
TENNESSEE — 0.94%
County of Hamilton TN GO
Series A
5.00%, 05/01/22	50	60,074
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB
Series D
5.00%, 10/01/22	20	24,134
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 07/01/22	30	36,018
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB
5.00%, 07/01/22	65	77,646
State of Tennessee GO
Series A
5.00%, 09/01/22	70	84,824

Security		Principal (000s)	Value
Tennessee Energy Acquisition Corp. RB
Series C
5.00%, 02/01/22		$30	$34,399
Tennessee State School Bond Authority RB
5.00%, 11/01/22		175	211,600

			528,695
TEXAS — 13.11%
Aldine Independent School District GO
5.00%, 02/15/22	(PSF)	15	17,786
Austin Community College District GOL
5.00%, 08/01/22		35	41,807
Austin Independent School District GO
Series B
5.00%, 08/01/22		65	78,039
Birdville Independent School District GO
Series A
5.00%, 02/15/22	(PSF)	75	88,927
Series B
5.00%, 02/15/22	(PSF)	35	41,500
Canadian River Municipal Water Authority Corp. RB
5.00%, 02/15/22		100	118,464
Central Texas Regional Mobility Authority RB
5.00%, 01/01/22		50	57,940
Series A
5.00%, 01/01/22		10	11,588
Central Texas Turnpike System RB
0.00%, 08/15/22		180	160,785
City of Arlington TX
5.00%, 08/15/22		75	90,130
City of Austin TX Electric Utility Revenue RB
5.00%, 11/15/22		100	120,833
City of Austin TX GOL
4.50%, 09/01/22		40	47,102
5.00%, 09/01/22		75	90,320
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 11/15/22		85	102,654

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series A
5.00%, 05/15/22	$40	$47,729
5.00%, 11/15/22	70	84,538
City of Brownsville TX Utilities System Revenue RB
5.00%, 09/01/22	15	17,848
City of Corpus Christi TX Utility System Revenue RB
Series C
5.00%, 07/15/22	45	53,477
City of Dallas TX GOL
5.00%, 02/15/22	190	225,509
City of Dallas TX Waterworks & Sewer System Revenue RB
Series A
5.00%, 10/01/22	40	48,218
City of El Paso TX GOL
5.00%, 08/15/22	95	113,581
City of El Paso TX Water & Sewer Revenue RB
5.00%, 03/01/22	20	23,675
City of Fort Worth TX Water & Sewer System Revenue RB
5.00%, 02/15/22	20	23,738
City of Garland TX Water & Sewer System Revenue RB
5.00%, 03/01/22	50	59,074
City of Houston TX Airport System Revenue RB
5.00%, 07/01/22	25	29,491
City of Houston TX Combined Utility System Revenue RB
Series B
5.00%, 11/15/22	60	72,384
Series C
5.00%, 05/15/22	225	268,477
City of Houston TX GOL
Series A
5.00%, 03/01/22	190	223,945
City of Houston TX RB
5.00%, 09/01/22	40	47,081
City of Lubbock TX GOL
5.00%, 02/15/22	55	64,755

Security		Principal (000s)	Value
City of Plano TX GOL
5.00%, 09/01/22		$50	$60,058
City of San Antonio TX Electric & Gas Systems Revenue RB
5.00%, 02/01/22		165	195,642
City of San Antonio TX GOL
5.00%, 02/01/22		20	23,737
Comal Independent School District GO
Series A
5.00%, 02/01/22	(PSF)	100	118,455
County of Fort Bend TX GO
5.00%, 03/01/22		35	41,470
County of Harris TX GOL
Series B
5.00%, 10/01/22		50	60,336
County of Harris TX RB
Series B
5.00%, 08/15/22		65	77,953
County of Tarrant TX GOL
5.00%, 07/15/22		45	54,024
Dallas Area Rapid Transit RB
Series A
5.00%, 12/01/22		60	72,614
Dallas/Fort Worth International Airport RB
Series E
5.00%, 11/01/22		50	59,846
Series F
5.00%, 11/01/22		75	89,770
Series G
5.00%, 11/01/22		25	29,923
Deer Park Independent School District GOL
5.00%, 02/15/22		35	41,500
Eagle Mountain & Saginaw Independent School District GO
Series A
5.00%, 08/15/22	(PSF)	75	90,009
Fort Worth Independent School District GO
5.00%, 02/15/22	(PSF)	140	165,998
Harris County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/22		35	41,883

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
5.00%, 11/15/22		$25	$29,841
Houston Community College System GOL
5.00%, 02/15/22		30	35,506
Katy Independent School District GO
4.00%, 02/15/22		20	22,765
Keller Independent School District/TX GO
5.00%, 08/15/22	(PSF)	30	36,138
Series A
5.00%, 08/15/22	(PSF)	20	23,973
Lamar Consolidated Independent School District GO
5.00%, 02/15/22	(PSF)	25	29,643
Leander Independent School District GO
Series A
0.00%, 08/15/22		135	123,858
Lone Star College System GOL
5.00%, 09/15/22		75	89,937
Series B
5.00%, 02/15/22		50	59,120
Lower Colorado River Authority RB
5.00%, 05/15/22		160	189,000
Series D
5.00%, 05/15/22		20	23,552
Metropolitan Transit Authority of Harris County RB
Series B
5.00%, 11/01/22		70	85,045
Midway Independent School District/McLennan County GO
5.00%, 08/01/22	(PSF)	65	77,936
North Central Texas Health Facility Development Corp. RB
5.00%, 08/15/22		20	23,863
North East Independent School District/TX GO
5.25%, 02/01/22	(PSF)	75	90,049
North Texas Municipal Water District RB
6.25%, 06/01/22		85	107,227

Security		Principal (000s)	Value
North Texas Municipal Water District Water System RB
5.00%, 09/01/22		$75	$90,040
North Texas Tollway Authority RB
Series A
5.00%, 01/01/22		150	175,759
Northside Independent School District GO
5.00%, 06/15/22		45	53,724
5.00%, 06/15/22	(PSF)	50	59,694
Permanent University Fund RB
5.00%, 07/01/22		40	48,193
Pflugerville Independent School District GO
5.00%, 02/15/22	(PSF)	25	29,643
Plano Independent School District GO
Series A
5.00%, 02/15/22	(PSF)	60	71,142
Port Authority of Houston of Harris County Texas GO
Series A
5.00%, 10/01/22		65	78,396
San Antonio Independent School District/TX GO
5.00%, 02/15/22	(PSF)	45	53,514
San Antonio Water System RB
5.00%, 05/15/22		75	89,448
San Jacinto College District GOL
5.00%, 02/15/22		50	59,176
Spring Independent School District GO
5.00%, 08/15/22	(BAM)	25	29,905
State of Texas GO
5.00%, 04/01/22		20	23,861
5.00%, 10/01/22		255	308,035
Series A
5.00%, 10/01/22		75	90,598
Tarrant County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/22		50	59,833
5.00%, 12/01/22		10	11,999
Texas A&M University RB
Series B
5.00%, 05/15/22		20	23,971

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Series D
5.00%, 05/15/22		$75	$89,891
Texas State University System RB
5.00%, 03/15/22		65	77,164
Series A
5.00%, 03/15/22		65	77,164
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/22		140	169,117
Series A
5.00%, 04/01/22		65	77,549
Trinity River Authority LLC RB
5.00%, 02/01/22		135	159,313
University of Houston System RB
Series A
5.00%, 02/15/22		35	41,423
University of North Texas RB
5.00%, 04/15/22	(ETM)	5	5,987
5.00%, 04/15/22		15	17,801
University of Texas System (The) RB
5.00%, 08/15/22		65	78,395
Series A
5.00%, 08/15/22		45	54,189
Series I
5.00%, 08/15/22		200	240,052
Weatherford Independent School District GO
0.00%, 02/15/22	(PSF)	100	92,601
Wylie Independent School District/TX GO
Series B
4.00%, 08/15/22	(PSF)	75	85,852

			7,365,495
UTAH — 0.96%
Central Utah Water Conservancy District RB
Series B
5.00%, 10/01/22		30	36,297
Metropolitan Water District of Salt Lake & Sandy RB
Series A
4.00%, 07/01/22		50	57,190
Provo School District GO
5.00%, 06/15/22		20	24,021

Security	Principal (000s)	Value
State of Utah GO
5.00%, 07/01/22	$70	$84,508
University of Utah (The) RB
Series B
5.00%, 08/01/22	135	161,916
Utah State Building Ownership Authority RB
5.00%, 05/15/22	15	17,916
Utah Transit Authority RB
5.00%, 06/15/22	105	124,952
Series A
5.25%, 06/15/22	25	30,229

537,029
VIRGINIA — 2.41%
City of Alexandria VA
Series B
5.00%, 06/15/22	50	60,173
City of Richmond VA GO
Series A
5.00%, 03/01/22	100	118,996
County of Fairfax VA GO
5.00%, 10/01/22	105	127,505
Virginia Beach Development Authority RB
Series B
5.00%, 12/01/22	45	54,607
Virginia College Building Authority RB
5.00%, 02/01/22	50	59,369
5.00%, 09/01/22	20	24,061
Series 2
5.00%, 09/01/22	110	132,333
Series B
5.00%, 09/01/22	125	150,379
Series D
5.00%, 02/01/22	20	23,748
Virginia Commonwealth Transportation Board RB
4.50%, 03/15/22	90	104,469
Virginia Public Building Authority RB
5.00%, 08/01/22	45	54,055
Series A
5.00%, 08/01/22	15	18,018
Virginia Public School Authority RB
5.00%, 08/01/22	(SAW)	65	78,080

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series A
5.00%, 08/01/22	(SAW)	$35	$42,043
Virginia Resources Authority RB
5.00%, 11/01/22	205	248,404
Series A
5.00%, 11/01/22	45	54,556

1,350,796
WASHINGTON — 6.04%
Central Washington University RB
5.00%, 05/01/22	50	58,687
City of Seattle WA Drainage & Wastewater Revenue RB
5.00%, 05/01/22	95	113,360
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/22	45	54,136
City of Seattle WA Water System Revenue RB
5.00%, 09/01/22	125	150,534
City of Tacoma WA Electric System Revenue
5.00%, 01/01/22	60	70,663
Clark County Public Utility District No. 1 RB
5.00%, 01/01/22	50	58,995
Clark County School District No. 119 Battleground GO
4.00%, 12/01/22	(GTD)	40	45,832
County of King WA GOL
4.00%, 12/01/22	20	23,017
5.00%, 01/01/22	25	29,553
5.25%, 01/01/22	40	47,781
Series C
5.00%, 12/01/22	45	54,519
County of King WA Sewer Revenue RB
5.00%, 07/01/22	50	60,029
Series A
5.00%, 01/01/22	25	29,635
Series B
5.00%, 07/01/22	100	120,059
Energy Northwest RB
5.00%, 07/01/22	205	245,624

Security		Principal (000s)	Value
Grant County Public Utility District No. 2 RB
Series A
5.00%, 01/01/22		$65	$76,693
King County School District No. 405 Bellevue GO
5.00%, 12/01/22		75	90,964
King County School District No. 409 Tahoma GO
5.00%, 12/01/22	(GTD)	55	66,278
King County School District No. 414 Lake Washington GO
5.00%, 12/01/22	(GTD)	30	36,269
Pierce County School District No. 10 Tacoma GO
5.00%, 12/01/22	(GTD)	25	30,224
Port of Seattle WA RB
Series A
5.00%, 08/01/22		105	125,550
Series B
5.00%, 03/01/22		45	53,268
Snohomish County Public Utility District No. 1 RB
5.00%, 12/01/22		50	60,285
Snohomish County School District No. 201 Snohomish GO
5.00%, 12/01/22	(GTD)	100	120,571
State of Washington COP
Series B
4.00%, 07/01/22		90	102,179
State of Washington GO
5.00%, 07/01/22		285	341,478
Series C
0.00%, 06/01/22	(AMBAC)	135	122,599
Series D
5.00%, 02/01/22		25	29,643
Series F
0.00%, 12/01/22	(NPFGC)	65	58,380
Series R-2012
5.00%, 07/01/22		45	53,918
Series R-2012C
4.00%, 07/01/22		45	51,366
Series R-2015
5.00%, 07/01/22		30	35,945

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series R-2017A
5.00%, 08/01/22	$125	$150,075
State of Washington RB
5.00%, 09/01/22	220	262,170
University of Washington RB
Series B
5.00%, 06/01/22	35	41,850
Series C
5.00%, 12/01/22	110	133,126
Washington Health Care Facilities Authority RB
Series A
5.00%, 11/15/22	35	41,888
Washington State University RB
5.00%, 04/01/22	90	106,806
5.00%, 10/01/22	30	36,032

		3,389,981
WEST VIRGINIA — 0.31%
School Building Authority of West Virginia RB
Series A
5.00%, 07/01/22	45	53,815
West Virginia Water Development Authority RB
5.00%, 07/01/22	100	119,335

		173,150
WISCONSIN — 2.35%
City of Milwaukee WI GO
Series N2
5.00%, 05/01/22	30	35,728
5.00%, 05/15/22	75	89,404
City of Milwaukee WI Sewerage System Revenue RB
Series S5
5.00%, 06/01/22	40	47,686
Madison Metropolitan School District/WI GO
4.00%, 03/01/22	80	90,690
Milwaukee County Metropolitan Sewer District GO
Series A
4.00%, 10/01/22	25	28,629

Security	Principal or Shares (000s)	Value
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
4.00%, 06/01/22	$75	$85,657
Series 1
5.00%, 06/01/22	80	95,657
State of Wisconsin GO
5.00%, 05/01/22	80	95,648
Series 1
5.00%, 11/01/22	25	30,261
Series 3
4.00%, 11/01/22	95	109,531
5.00%, 11/01/22	125	151,304
Wisconsin Department of Transportation RB
Series 1
5.00%, 07/01/22	140	167,913
Wisconsin Health & Educational Facilities Authority RB
5.00%, 08/15/22	65	77,078
Series C
5.00%, 08/15/22	(ETM)	40	48,212
WPPI Energy RB Series A
5.00%, 07/01/22	140	167,069

1,320,467

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $55,484,118)	55,598,518

SHORT-TERM INVESTMENTS — 3.71%

MONEY MARKET FUNDS — 3.71%
BlackRock Liquidity Funds: MuniCash
0.46%[a,b]	2,084	2,083,855

2,083,855

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,083,840)	2,083,855

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 102.70%	$57,682,373
(Cost: $57,567,958)[c]
Other Assets, Less Liabilities — (2.70)%	(1,518,835)

NET ASSETS — 100.00%	$56,163,538

COP  —  Certificates of Participation

ETM  —  Escrowed to Maturity

GO  —  General Obligation

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

PR  —  Prerefunded

PSF  —  Permanent School Fund

RB  —  Revenue Bond

SAP  —  Subject to Appropriations

SAW  —  State Aid Withholding

SO  —  Special Obligation

TA  —  Tax Allocation

Insured by:

AGM  —  Assured Guaranty Municipal Corp.

AMBAC  —  Ambac Assurance Corp.

BAM  —  Build America Mutual Assurance Co.

NPFGC  —  National Public Finance Guarantee Corp.

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $57,567,958. Net unrealized appreciation was $114,415, of which $277,961 represented gross unrealized appreciation on securities and $163,546 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Municipal bonds & notes	$—	$55,598,518	$—	$55,598,518
Money market funds	2,083,855	—	—	2,083,855

Total	$2,083,855	$55,598,518	$—	$57,682,373

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$67,677,229	$55,484,118
Affiliated (Note 2)	634,603	2,083,840

Total cost of investments	$68,311,832	$57,567,958

Investments in securities, at fair value (Note 1):
Unaffiliated	$67,745,201	$55,598,518
Affiliated (Note 2)	634,664	2,083,855

Total fair value of investments	68,379,865	57,682,373
Receivables:
Interest	794,050	616,744

Total Assets	69,173,915	58,299,117

LIABILITIES
Payables:
Investment securities purchased	680,796	2,127,569
Investment advisory fees (Note 2)	9,893	8,010

Total Liabilities	690,689	2,135,579

NET ASSETS	$68,483,226	$56,163,538

Net assets consist of:
Paid-in capital	$68,388,129	$56,020,906
Undistributed net investment income	27,093	28,356
Accumulated net realized loss	(29)	(139)
Net unrealized appreciation	68,033	114,415

NET ASSETS	$68,483,226	$56,163,538

Shares outstanding[a]	2,650,000	2,150,000

Net asset value per share	$25.84	$26.12

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2016

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$1,611	$1,201
Interest — unaffiliated	465,465	403,597

Total investment income	467,076	404,798

EXPENSES
Investment advisory fees (Note 2)	82,333	64,675

Total expenses	82,333	64,675
Less investment advisory fees waived (Note 2)	(22,969)	(17,325)

Net expenses	59,364	47,350

Net investment income	407,712	357,448

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	502	156
Investments — affiliated (Note 2)	140	48

Net realized gain	642	204

Net change in unrealized appreciation/depreciation	(38,404)	26,380

Net realized and unrealized gain (loss)	(37,762)	26,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$369,950	$384,032

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Dec 2021 Term Muni Bond ETF		iShares iBonds Dec 2022 Term Muni Bond ETF
	Year ended October 31, 2016	Period from September 1, 2015[a] to October 31, 2015	Year ended October 31, 2016	Period from September 1, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$407,712	$14,624	$357,448	$12,617
Net realized gain	642	—	204	—
Net change in unrealized appreciation/depreciation	(38,404)	106,437	26,380	88,035

Net increase in net assets resulting from operations	369,950	121,061	384,032	100,652

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(381,290)	(14,624)	(329,435)	(12,617)
Return of capital	—	(3,512)	—	(794)

Total distributions to shareholders	(381,290)	(18,136)	(329,435)	(13,411)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	60,854,150	7,537,491	51,017,450	5,004,250

Net increase in net assets from capital share transactions	60,854,150	7,537,491	51,017,450	5,004,250

INCREASE IN NET ASSETS	60,842,810	7,640,416	51,072,047	5,091,491

NET ASSETS
Beginning of period	7,640,416	—	5,091,491	—

End of period	$68,483,226	$7,640,416	$56,163,538	$5,091,491

Undistributed net investment income included in net assets at end of period	$27,093	$—	$28,356	$—

SHARES ISSUED
Shares sold	2,350,000	300,000	1,950,000	200,000

Net increase in shares outstanding	2,350,000	300,000	1,950,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2021 Term Muni Bond ETF

	Year ended Oct. 31, 2016	Period from Sep. 1, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.47	$25.00

Income from investment operations:
Net investment income[b]	0.32	0.06
Net realized and unrealized gain[c]	0.37	0.47

Total from investment operations	0.69	0.53

Less distributions from:
Net investment income	(0.32)	(0.05)
Return of capital	—	(0.01)

Total distributions	(0.32)	(0.06)

Net asset value, end of period	$25.84	$25.47

Total return	2.73%	2.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$68,483	$7,640
Ratio of expenses to average net assets[e]	0.18%	0.18%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%	0.30%
Ratio of net investment income to average net assets[e]	1.23%	1.55%
Portfolio turnover rate[f]	0%[g]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2022 Term Muni Bond ETF

	Year ended Oct. 31, 2016	Period from Sep. 1, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.46	$25.00

Income from investment operations:
Net investment income[b]	0.35	0.07
Net realized and unrealized gain[c]	0.67	0.46

Total from investment operations	1.02	0.53

Less distributions from:
Net investment income	(0.36)	(0.07)
Return of capital	—	(0.00)[d]

Total distributions	(0.36)	(0.07)

Net asset value, end of period	$26.12	$25.46

Total return	4.02%	2.11%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$56,164	$5,091
Ratio of expenses to average net assets[f]	0.18%	0.18%
Ratio of expenses to average net assets prior to waived fees[f]	0.25%	0.30%
Ratio of net investment income to average net assets[f]	1.35%	1.77%
Portfolio turnover rate[g]	0%[h]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Rounds to less than 1%.

See notes to financial statements.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2021 Term Muni Bond[a]	Non-diversified
iBonds Dec 2022 Term Muni Bond[b]	Non-diversified

[a]	Formerly the iShares iBonds Dec 2021 AMT-Free Muni Bond ETF.
[b]	Formerly the iShares iBonds Dec 2022 AMT-Free Muni Bond ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type;

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18% based on the average daily net assets of each Fund.

Prior to August 1, 2016, for its investment advisory services to each Fund, BFA was entitled to an investment advisory fee of 0.30% based on the average daily net assets of each Fund. The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. BFA contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in order to limit total annual operating expenses after fee waiver to 0.18% of the average daily net assets of each Fund.

At a meeting held on June 21-23, 2016, the Board approved permanent reductions to the advisory fee rates charged to the Funds. The contractual waiver was terminated effective August 1, 2016, pursuant to a written agreement between the Trust and BFA, and in conjunction with the annual advisory fee reduction from 0.30% to 0.18% based on the average daily net assets of each Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2021 Term Muni Bond	$61,117,041	$41,216
iBonds Dec 2022 Term Muni Bond	51,209,581	35,740

There were no in-kind transactions (see Note 4) for year ended October 31, 2016.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to distributions received from a regulated investment company, were reclassified to the following accounts:

iShares ETF	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Dec 2021 Term Muni Bond	$671	$(671)
iBonds Dec 2022 Term Muni Bond	343	(343)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
iBonds Dec 2021 Term Muni Bond
Tax-exempt income	$380,347	$14,352
Ordinary income	943	272
Return of capital	—	3,512

	$381,290	$18,136

iBonds Dec 2022 Term Muni Bond
Tax-exempt income	$328,900	$12,114
Ordinary income	535	503
Return of capital	—	794

	$329,435	$13,411

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Dec 2021 Term Muni Bond	$140	$27,093	$—	$67,864	$95,097
iBonds Dec 2022 Term Muni Bond	—	28,356	(139)	114,415	142,632

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the following Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Dec 2022 Term Muni Bond	$139

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Dec 2021 Term Muni Bond ETF and iShares iBonds Dec 2022 Term Muni Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
iBonds Dec 2021 Term Muni Bond	$407,712
iBonds Dec 2022 Term Muni Bond	357,448

The Funds designate the following amounts of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2016:

iShares ETF	Exempt- Interest Dividends
iBonds Dec 2021 Term Muni Bond	99.75%
iBonds Dec 2022 Term Muni Bond	99.84

TAX INFORMATION	69

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that, at a meeting held on June 21-23, 2016 the Board approved permanent reductions to the advisory fee rates charged to each of the Funds. In addition, the Board noted that should additional material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Dec 2021 Term Muni Bond	$0.310070	$—	$0.012968	$0.323038	96%	—%	4%	100%
iBonds Dec 2022 Term Muni Bond	0.347273	—	0.012956	0.360229	96	—	4	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Dec 2021 Term Muni Bond ETF

Period Covered: September 1, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	274	100.00%

iShares iBonds Dec 2022 Term Muni Bond ETF

Period Covered: September 1, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	274	100.00%

SUPPLEMENTAL INFORMATION	75

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	81

Notes:

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1015-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged International High Yield Bond ETF | HHYX | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted positive returns in U.S. dollar terms for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays Global Aggregate Index returned 5.59% for the reporting period.

High-quality bonds benefited from solid investor demand, as generally poor global economic growth, low inflation, and stimulative monetary policies meant bond yields in many countries fell to record low, negative levels. Returns in U.S. dollar terms were mixed, however, reflecting the varied performance of the dollar relative to other developed market currencies.

In terms of growth, the U.S. economy improved over the course of the reporting period, expanding at a 0.8% annual rate in the first quarter of 2016 before reaching a 2.9% annual growth rate in the third quarter. Meanwhile, growth in much of the rest of the developed world was barely positive. The U.K. and Eurozone expanded by 0.5% and 0.3%, respectively, in the third quarter of 2016. Similarly, Australia and Japan grew by 0.5% and 0.2%, respectively, in the second quarter of 2016, the latest period for which data were available. Meanwhile, the Chinese economy grew at an annual rate of 6.7% in the third quarter of 2016; however, that was down from 6.9% a year earlier, which was the slowest growth since 1990.

Modest global growth meant inflation remained low. In the U.S., U.K., and the Eurozone, consumer prices increased over the course of the reporting period, reaching the highest levels since 2014, but remained at just 1.6%, 0.9%, and 0.5%, respectively, for the 12 months ended October 2016. In Japan, however, consumer prices were nearly unchanged, gaining by 0.1% for the same period.

To encourage growth and guard against deflation, many central banks around the world took further stimulus measures. Central banks from the U.K., Japan, Eurozone, and Australia all cut interest rates during the period to historic lows. One notable exception was the United States, where the U.S. Federal Reserve Bank (the “Fed”) raised rates in December 2015 for the first time in almost seven years.

Against that backdrop, Japanese long-term bond yields turned negative in early 2016, while bond yields in the Eurozone reached a record low of -0.47% in September 2016; similarly, German and French bonds set their all-time low negative yields in July 2016. The U.S., U.K. and Australia also saw long-term government bond yields reach historic lows during the reporting period, but their yields remained positive.

From a sector perspective, global Treasury bonds performed best, reflecting the sharp decline in long-term bond yields during the period. Other government-related securities also performed well, followed by investment-grade corporate bonds.

In terms of currency effects, the U.S. dollar appreciated by approximately 21% relative to the British pound, and 7% against the Chinese yuan for the reporting period. The U.S. dollar was little changed against the euro and Swiss franc. The Japanese yen and Australian dollar gained 13% and 6%, respectively, against the U.S. dollar. The U.S. dollar’s mixed performance reflects differences in expectations for economic growth and monetary policies between the U.S. and other regions.

On a country basis, U.K. bonds were the strongest performers among developed countries in local currency terms, but performed the worst in U.S. dollar terms. Benefiting from the strength of the yen and positive local currency returns, Japanese bonds performed the best in U.S. dollar terms. Australian bonds also performed very well in both Australian and U.S. dollar terms.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.02%	6.41%	7.43%	6.02%	6.41%	7.43%
Since Inception	5.05%	5.05%	6.03%	6.42%	6.42%	7.65%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/28/15. The first day of secondary market trading was 7/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,047.90	$0.15	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

The iShares Currency Hedged International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar denominated, high yield corporate bonds while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Markit iBoxx Global Developed Markets ex-US High Yield (USD Hedged) Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares International High Yield Bond ETF. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 6.02%, net of fees, while the total return for the Index was 7.43%.

The Index advanced for the reporting period as the Index’s relatively high yield and its currency hedge lifted the Index’s return.

In U.S. dollar terms, high-yield bonds in Germany, Luxembourg, and Italy (the largest country weighting in the Index on average) contributed the most to the Index’s performance for the reporting period. U.S. high-yield bonds represented approximately 7% of the Index on average during the reporting period, most of which was euro-denominated securities. U.S. high-yield bonds contributed meaningfully to the Index’s performance. On the downside, high-yield bonds in the United Kingdom, Portugal, and Spain detracted from the Index’s performance.

On a sector basis, the basic materials and communications industries contributed the most to the Index’s performance for the reporting period in U.S. dollar terms. The metals segment was the main driver of performance in the basic materials industry as commodity prices stabilized, while wireless telecommunication services companies led the advance in the communications sector. The banking industry detracted the most from the Index’s performance for the reporting period, particularly high-yield bonds issued by Portuguese banks.

In terms of currency performance, the U.S. dollar was largely unchanged against the euro, which represented approximately two-thirds of the Index on average during the reporting period. However, the U.S. dollar appreciated by more than 20% against the British pound, which comprised about 15% of the Index on average during the reporting period. Consequently, currency hedging offset the negative impact of a weaker British pound and was meaningful contributor to the Index’s return. The Index’s return for the reporting period was relatively close to the return of international high-yield bonds measured in local currencies.

ALLOCATION BY CREDIT QUALITY1

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Baa	0.98%
Ba	52.72
B	27.80
Caa	4.18
Ca	0.31
Not Rated	14.01

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 10/31/16

Country	Percentage of Total Investments [3]

Italy	22.21%
United Kingdom	15.02
France	12.63
Germany	12.12
United States	8.10
Spain	5.57
Luxembourg	5.35
Canada	3.20
Ireland	2.88
Netherlands	2.88

TOTAL	89.96%

[1]	Table shown is for the iShares International High Yield Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.48%

EXCHANGE-TRADED FUNDS — 100.48%
iShares International High Yield Bond ETF[a]	27,503	$1,292,366

		1,292,366

TOTAL INVESTMENT COMPANIES
(Cost: $1,280,370)		1,292,366

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	657	657

		657

TOTAL SHORT-TERM INVESTMENTS
(Cost: $657)		657

TOTAL INVESTMENTS IN SECURITIES — 100.53%
(Cost: $1,281,027)[d]		1,293,023
Other Assets, Less Liabilities — (0.53)%		(6,767)

NET ASSETS — 100.00%		$1,286,256

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $1,281,027. Net unrealized appreciation was $11,996, of which $16,568 represented gross unrealized appreciation on securities and $4,572 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares International High Yield Bond ETF	53,844	175,591	(201,932)	27,503	$1,292,366	$18,404	$304,320

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of October 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	1,032,000	USD	1,127,130	BNP	11/03/2016	$5,792
GBP	69,000	USD	83,782	BNP	11/03/2016	676
USD	69,571	CAD	91,000	BNP	11/03/2016	1,725
USD	2,326,323	EUR	2,074,000	BNP	11/03/2016	49,500
USD	193,813	GBP	149,000	BNP	11/03/2016	11,433
USD	33,628	CAD	45,000	BNP	12/05/2016	71

						69,197

CAD	91,000	USD	68,751	BNP	11/03/2016	(906)
EUR	1,042,000	USD	1,170,277	BNP	11/03/2016	(26,376)
GBP	80,000	USD	102,876	BNP	11/03/2016	(4,954)
USD	1,171,380	EUR	1,071,000	BNP	12/05/2016	(5,916)
USD	85,050	GBP	70,000	BNP	12/05/2016	(688)

						(38,840)

			Net unrealized appreciation			$30,357

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,292,366	$—	$—	$1,292,366
Money market funds	657	—	—	657

Total	$1,293,023	$—	$—	$1,293,023

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$69,197	$—	$69,197
Liabilities:
Forward currency contracts	—	(38,840)	—	(38,840)

Total	$—	$30,357	$—	$30,357

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

ASSETS
Investments, at cost:
Affiliated (Note 2)	$1,281,027

Total cost of investments	$1,281,027

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$1,293,023

Total fair value of investments	1,293,023
Receivables:
Unrealized appreciation on forward currency contracts (Note 1)	69,197

Total Assets	1,362,220

LIABILITIES
Payables:
Investment securities purchased	37,087
Unrealized depreciation on forward currency contracts (Note 1)	38,840
Investment advisory fees (Note 2)	37

Total Liabilities	75,964

NET ASSETS	$1,286,256

Net assets consist of:
Paid-in capital	$1,274,260
Accumulated net realized loss	(30,357)
Net unrealized appreciation	42,353

NET ASSETS	$1,286,256

Shares outstanding[a]	50,000

Net asset value per share	$25.73

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$18,418
Securities lending income — affiliated — net (Note 2)	2,170

Total investment income	20,588

EXPENSES
Investment advisory fees (Note 2)	31,896

Total expenses	31,896
Less investment advisory fees waived (Note 2)	(30,252)

Net expenses	1,644

Net investment income	18,944

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(15,847)
In-kind redemptions — affiliated (Note 2)	320,167
Foreign currency transactions	40,736

Net realized gain	345,056

Net change in unrealized appreciation/depreciation on:
Investments	40,232
Forward currency contracts	(3,999)

Net change in unrealized appreciation/depreciation	36,233

Net realized and unrealized gain	381,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$400,233

See notes to financial statements.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

	Year ended October 31, 2016	Period from July 28, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$18,944	$19,282
Net realized gain (loss)	345,056	(16,730)
Net change in unrealized appreciation/depreciation	36,233	6,120

Net increase in net assets resulting from operations	400,233	8,672

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(70,668)	(19,074)
From net realized gain	(58,472)	—

Total distributions to shareholders	(129,140)	(19,074)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,295,994	2,508,187
Cost of shares redeemed	(8,778,616)	—

Net increase (decrease) in net assets from capital share transactions	(1,482,622)	2,508,187

INCREASE (DECREASE) IN NET ASSETS	(1,211,529)	2,497,785

NET ASSETS
Beginning of period	2,497,785	—

End of period	$1,286,256	$2,497,785

Undistributed net investment income included in net assets at end of period	$—	$208

SHARES ISSUED AND REDEEMED
Shares sold	300,000	100,000
Shares redeemed	(350,000)	—

Net increase (decrease) in shares outstanding	(50,000)	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Period from Jul. 28, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$24.98	$25.08

Income from investment operations:
Net investment income[b]	0.08	0.19
Net realized and unrealized gain (loss)[c]	1.39	(0.10)

Total from investment operations	1.47	0.09

Less distributions from:
Net investment income	(0.31)	(0.19)
Net realized gain	(0.41)	—

Total distributions	(0.72)	(0.19)

Net asset value, end of period	$25.73	$24.98

Total return	6.02%	0.37%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,286	$2,498
Ratio of expenses to average net assets[e,f]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.58%	0.58%
Ratio of net investment income to average net assets[e]	0.34%	2.99%
Portfolio turnover rate[g,h]	9%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. The ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 52 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Currency Hedged International High Yield Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective. Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Fund. The financial statements and schedule of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. However, the Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.58% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares International High Yield Bond ETF (“HYXU”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through February 28, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in HYXU, after taking into account any fee waivers by HYXU, plus 0.03%.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $533.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $509,912 and $741,179, respectively.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

In-kind purchases and sales (see Note 4) for the year ended October 31, 2016, were $7,455,857 and $8,694,835, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of the Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of October 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation	$69,197

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation	$38,840

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended October 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$40,736	$(3,999)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended October 31, 2016:

Average amounts purchased in U.S. dollars	$6,531,595
Average amounts sold in U.S. dollars	$11,436,216

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Fund generally do not require collateral. To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset on the statement of assets and liabilities as of October 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$69,197	$(38,840)	$30,357

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$38,840	$(38,840)	$—

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$248,695	$51,516	$(300,211)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$96,434	$19,074
Long-term capital gain	32,706	—

	$129,140	$19,074

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Net Unrealized Gains (Losses) [a]	Total
$11,996	$11,996

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged International High Yield Bond ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

For the fiscal year ended October 31, 2016, the Fund intends to pass through to its shareholders foreign source income of $18,404 earned by the underlying fund.

For the fiscal year ended October 31, 2016, the Fund hereby designates $5,033 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The Fund hereby designates $32,706 as 20% rate long-term capital gain dividends for the fiscal year ended October 31, 2016.

The Fund hereby designates $25,766 as short-term capital gain dividends for the fiscal year ended October 31, 2016.

TAX INFORMATION	25

Supplemental Information (Unaudited)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.217556	$0.178040	$0.320659	$0.716255	30%	25%	45%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific period covered for the Fund are disclosed in the table for the Fund.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 28, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.33%
Greater than 1.5% and Less than 2.0%	1	0.33
Greater than 1.0% and Less than 1.5%	1	0.33
Greater than 0.5% and Less than 1.0%	21	7.02
Between 0.5% and –0.5%	236	78.94
Less than –0.5% and Greater than –1.0%	28	9.37
Less than –1.0% and Greater than –1.5%	8	2.68
Less than –1.5% and Greater than –2.0%	2	0.67
Less than –2.0%	1	0.33

	299	100.00%

SUPPLEMENTAL INFORMATION	27

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years

Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

Audited Financial Statements

October 31, 2016

iShares, Inc.

iShares International High Yield Bond ETF  |  HYXU  |  BATS

Schedule of Investments

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal or Shares (000s)		Value
COMMON STOCKS — 0.00%

SOUTH AFRICA — 0.00%
Sentry Holdings Ltd. Class A		25	$—

TOTAL COMMON STOCKS
(Cost: $159,437)			—

CORPORATE BONDS & NOTES — 97.88%

AUSTRALIA — 0.41%
Origin Energy Finance Ltd.
VRN, (5 year EUR Swap + 3.670%)
4.00%, 09/16/74 (Call 09/16/19)[a]	EUR	600	636,618

			636,618
AUSTRIA — 1.05%
Raiffeisen Bank International AG
6.00%, 10/16/23[a]	EUR	300	349,967
6.63%, 05/18/21	EUR	300	361,665
VRN, (5 year EUR Swap + 3.300%)
4.50%, 02/21/25 (Call 02/21/20)[a]	EUR	200	213,586
VRN, (5 year EUR Swap + 4.840%)
5.88%, 04/27/23 (Call 04/27/18)	EUR	200	233,101
Raiffeisenlandesbank Niederoesterreich-Wien AG
5.88%, 11/27/23[a]	EUR	200	220,887
Wienerberger AG
4.00%, 04/17/20	EUR	200	242,079

			1,621,285
BELGIUM — 1.08%
Barry Callebaut Services NV
2.38%, 05/24/24[a]	EUR	200	228,983
5.63%, 06/15/21[a]	EUR	200	266,650
Ethias SA
5.00%, 01/14/26[a]	EUR	200	190,648
Nyrstar Netherlands Holdings BV
8.50%, 09/15/19[a]	EUR	250	281,147
Ontex Group NV
4.75%, 11/15/21 (Call 11/15/17)[a]	EUR	100	116,197

Security	Principal (000s)		Value
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[a]	EUR	100	$116,433
6.75%, 08/15/24 (Call 08/15/18)[a]	EUR	250	301,879
Univeg Holding BV
7.88%, 11/15/20 (Call 11/30/16)[a]	EUR	150	169,734

			1,671,671
CANADA — 3.14%
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 11/30/16)[a]	CAD	100	74,053
7.50%, 11/19/17 (Call 11/30/16)[b]	CAD	250	185,133
AutoCanada Inc.
5.63%, 05/25/21 (Call 05/25/17)	CAD	100	76,105
Baytex Energy Corp.
6.63%, 07/19/22 (Call 07/19/17)	CAD	150	102,686
Bombardier Inc.
6.13%, 05/15/21[a]	EUR	400	445,405
Brookfield Residential Properties Inc.
6.13%, 05/15/23 (Call 05/15/18)[a]	CAD	150	113,318
Canadian Energy Services & Technology Corp.
7.38%, 04/17/20 (Call 04/17/17)	CAD	200	150,501
Cascades Inc.
5.50%, 07/15/21 (Call 07/15/17)[b]	CAD	125	95,987
Cott Corp.
5.50%, 07/01/24 (Call 07/01/19)[a]	EUR	275	318,458
Crew Energy Inc.
8.38%, 10/21/20 (Call 11/30/16)[a]	CAD	100	75,919
DHX Media Ltd.
5.88%, 12/02/21 (Call 12/02/17)	CAD	150	112,479
Entertainment One Ltd.
6.88%, 12/15/22 (Call 12/15/18)[a]	GBP	200	262,396

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Gateway Casinos & Entertainment Ltd.
8.50%, 11/26/20 (Call 11/30/16)[b]	CAD	100	$70,509
Gibson Energy Inc.
5.38%, 07/15/22 (Call 07/15/17)[b]	CAD	225	165,781
7.00%, 07/15/20 (Call 11/30/16)[b]	CAD	100	76,963
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[b]	CAD	300	233,632
Iron Mountain Canada Operations ULC
5.38%, 09/15/23	CAD	150	113,039
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/30/16)[b]	CAD	150	112,759
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/30/16)	CAD	50	35,690
Noralta Lodge Ltd.
7.50%, 09/24/19 (Call 11/30/16)[a]	CAD	75	47,566
Parkland Fuel Corp.
5.50%, 05/28/21 (Call 05/28/17)	CAD	150	115,837
6.00%, 11/21/22 (Call 11/21/17)	CAD	150	116,396
Precision Drilling Corp.
6.50%, 03/15/19 (Call 11/30/16)	CAD	150	113,668
Quebecor Media Inc.
6.63%, 01/15/23[b]	CAD	275	216,727
7.38%, 01/15/21 (Call 11/30/16)	CAD	150	116,221
River Cree Enterprises LP
11.00%, 01/20/21 (Call 01/20/18)[b]	CAD	100	71,442
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)	CAD	100	75,676
6.00%, 04/19/22 (Call 04/19/17)[b]	CAD	75	56,757
Sirius XM Canada Holdings Inc.
5.63%, 04/23/21 (Call 04/23/17)[b]	CAD	150	112,479
Southern Pacific Resource Corp.
8.75%, 01/25/18 (Call 11/30/16)[b,c]	CAD	50	47

Security	Principal (000s)		Value
Superior Plus LP
6.50%, 12/09/21 (Call 12/09/17)	CAD	100	$77,598
Trilogy Energy Corp.
7.25%, 12/13/19 (Call 11/30/16)[b]	CAD	150	110,800
Videotron Ltd.
5.63%, 06/15/25 (Call 03/15/25)	CAD	275	212,047
5.75%, 01/15/26 (Call 09/15/20)[a]	CAD	200	154,495
6.88%, 07/15/21 (Call 11/30/16)	CAD	225	174,489
Wajax Corp.
6.13%, 10/23/20 (Call 10/23/17)[a]	CAD	100	75,359
Western Energy Services Corp.
7.88%, 01/30/19 (Call 11/30/16)	CAD	53	35,590
Yellow Pages Digital & Media Solutions Ltd.
9.25%, 11/30/18 (Call 11/30/16)	CAD	195	150,085

			4,854,092
DENMARK — 0.27%
TDC A/S
VRN, (5 year EUR Swap + 3.110%)
3.50%, 02/26/49 (Call 02/26/21)[a]	EUR	400	419,976

			419,976
FINLAND — 0.62%
Nokia OYJ
6.75%, 02/04/19[a]	EUR	300	372,831
Outokumpu OYJ
6.63%, 09/30/19 (Call 03/30/17)	EUR	200	228,996
Stora Enso OYJ
2.13%, 06/16/23 (Call 03/16/23)[a]	EUR	100	111,998
5.50%, 03/07/19[a]	EUR	200	244,166

			957,991
FRANCE — 12.36%
3AB Optique Developpement SAS
5.63%, 04/15/19 (Call 11/30/16)[a]	EUR	200	222,950
Areva SA
3.13%, 03/20/23 (Call 12/20/22)[a]	EUR	400	405,129

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
3.25%, 09/04/20[a]	EUR	300	$317,404
3.50%, 03/22/21	EUR	300	317,641
4.38%, 11/06/19	EUR	400	445,214
4.88%, 09/23/24	EUR	600	660,233
Autodis SA
6.50%, 02/01/19 (Call 11/10/16)[a]	EUR	180	203,433
BiSoho SAS
5.88%, 05/01/23 (Call 05/01/19)[a]	EUR	100	117,315
Casino Guichard Perrachon SA
2.33%, 02/07/25 (Call 11/07/24)[a]	EUR	300	333,174
3.25%, 03/07/24 (Call 12/07/23)[a]	EUR	500	594,040
3.31%, 01/25/23[a]	EUR	300	364,397
3.99%, 03/09/20	EUR	400	494,647
4.05%, 08/05/26 (Call 05/05/26)[a]	EUR	300	346,505
4.41%, 08/06/19[a]	EUR	500	603,624
4.48%, 11/12/18	EUR	200	241,957
5.98%, 05/26/21	EUR	500	645,144
CGG SA
5.88%, 05/15/20 (Call 05/15/17)[a]	EUR	250	160,401
CMA CGM SA
7.75%, 01/15/21 (Call 01/15/18)[a]	EUR	400	356,777
8.75%, 12/15/18 (Call 11/30/16)[a]	EUR	200	208,114
ContourGlobal Power Holdings SA
5.13%, 06/15/21 (Call 06/15/18)[a]	EUR	350	401,585
Elis SA
3.00%, 04/30/22 (Call 04/30/18)[a]	EUR	400	446,941
Europcar Groupe SA
5.75%, 06/15/22 (Call 06/15/18)[a]	EUR	300	343,463
Faurecia
3.13%, 06/15/22 (Call 06/15/18)[a]	EUR	450	505,006
3.63%, 06/15/23 (Call 06/15/19)[a]	EUR	400	454,148

Security	Principal (000s)		Value
Groupama SA
VRN, (3 mo. Euribor + 5.360%)
7.88%, 10/27/39 (Call 10/27/19)	EUR	400	$468,368
Groupe Fnac SA
3.25%, 09/30/23 (Call 09/30/19)[a]	EUR	400	446,987
Holdikks SAS
6.75%, 07/15/21 (Call 07/15/17)[a]	EUR	200	161,510
Holding Medi-Partenaires SAS
7.00%, 05/15/20 (Call 11/10/16)[a]	EUR	300	344,245
HomeVi SAS
6.88%, 08/15/21 (Call 08/15/17)[a]	EUR	300	349,707
La Financiere Atalian SAS
7.25%, 01/15/20 (Call 01/15/17)[a]	EUR	225	257,920
Labeyrie Fine Foods SAS
5.63%, 03/15/21 (Call 03/15/17)[a]	EUR	200	227,578
Loxam SAS
3.50%, 05/03/23 (Call 05/03/19)[a]	EUR	100	113,803
4.88%, 07/23/21 (Call 07/23/17)[a]	EUR	200	229,994
7.00%, 07/23/22 (Call 07/23/17)[a]	EUR	150	178,033
Mobilux Finance SAS
5.50%, 11/15/24 (Call 11/15/19)[a]	EUR	100	111,505
Nexans SA
3.25%, 05/26/21 (Call 02/26/21)[a]	EUR	200	231,021
4.25%, 03/19/18[a]	EUR	100	114,882
Novafives SAS
4.50%, 06/30/21 (Call 06/30/17)[a]	EUR	250	238,240
PagesJaunes Finance & Co. SCA
8.88%, 06/01/18 (Call 11/10/16)[a]	EUR	200	123,678
Paprec Holding
5.25%, 04/01/22 (Call 04/01/18)[a]	EUR	200	231,233

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Peugeot SA
2.38%, 04/14/23[a]	EUR	300	$345,003
6.50%, 01/18/19[a]	EUR	200	248,678
7.38%, 03/06/18[a]	EUR	350	419,287
Rexel SA
3.25%, 06/15/22 (Call 06/15/18)[a]	EUR	300	337,690
3.50%, 06/15/23 (Call 06/15/19)[a]	EUR	300	336,851
SFR Group SA
5.38%, 05/15/22 (Call 05/15/17)[a]	EUR	550	628,273
5.63%, 05/15/24 (Call 05/15/19)[a]	EUR	700	804,366
SPCM SA
2.88%, 06/15/23 (Call 06/15/18)[a]	EUR	300	327,622
Synlab Bondco PLC
6.25%, 07/01/22 (Call 07/01/18)[a]	EUR	550	650,269
Synlab Unsecured Bondco PLC
8.25%, 07/01/23 (Call 07/01/18)[a]	EUR	150	177,073
Tereos Finance Groupe I SA
4.13%, 06/16/23 (Call 03/16/23)[a]	EUR	300	337,824
4.25%, 03/04/20 (Call 03/04/19)	EUR	300	349,087
THOM Europe SAS
7.38%, 07/15/19 (Call 11/10/16)[a]	EUR	200	230,880
Vallourec SA
2.25%, 09/30/24[a]	EUR	300	262,867
3.25%, 08/02/19	EUR	200	218,728
Verallia Packaging SASU
5.13%, 08/01/22 (Call 08/01/18)[a]	EUR	200	229,707
WFS Global Holding SAS
9.50%, 07/15/22 (Call 07/15/18)[a]	EUR	200	216,654

			19,138,805
GERMANY — 11.86%
Auris Luxembourg II SA
8.00%, 01/15/23 (Call 01/15/18)[a]	EUR	200	237,758

Security	Principal (000s)		Value
Bilfinger SE
2.38%, 12/07/19[a]	EUR	300	$339,985
BMBG Bond Finance SCA
3.00%, 06/15/21 (Call 06/15/18)[a]	EUR	100	113,589
CeramTec Group GmbH
8.25%, 08/15/21 (Call 11/30/16)[a]	EUR	200	232,220
Deutsche Lufthansa AG
1.13%, 09/12/19[a]	EUR	250	279,279
VRN, (5 year EUR Swap + 4.783%)
5.13%, 08/12/75 (Call 02/12/21)[a]	EUR	300	344,119
Deutsche Raststaetten Gruppe IV GmbH
6.75%, 12/30/20 (Call 12/30/16)[a]	EUR	200	228,739
Douglas GmbH
6.25%, 07/15/22 (Call 07/15/18)[a]	EUR	100	119,349
FMC Finance VII SA
5.25%, 02/15/21[a]	EUR	200	259,646
FMC Finance VIII SA
5.25%, 07/31/19[a]	EUR	150	184,993
6.50%, 09/15/18[a]	EUR	100	121,991
FTE Verwaltungs GmbH
9.00%, 07/15/20 (Call 11/10/16)[a]	EUR	100	114,998
Galapagos Holding SA
7.00%, 06/15/22 (Call 06/15/17)[a]	EUR	100	90,482
Hapag-Lloyd AG
7.50%, 10/15/19 (Call 11/30/16)[a]	EUR	100	111,009
7.75%, 10/01/18 (Call 11/30/16)[a]	EUR	300	332,783
HeidelbergCement Finance Luxembourg SA
2.25%, 03/12/19[a]	EUR	300	341,318
3.25%, 10/21/20[a]	EUR	300	359,268
3.25%, 10/21/21[a]	EUR	300	365,055
5.63%, 01/04/18[a]	EUR	300	348,813
7.50%, 04/03/20[a]	EUR	300	402,150

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
8.50%, 10/31/19[a]	EUR	200	$269,978
9.50%, 12/15/18[a]	EUR	200	261,405
Hornbach Baumarkt AG
3.88%, 02/15/20[a]	EUR	150	179,596
HP Pelzer Holding GmbH
7.50%, 07/15/21 (Call 07/15/17)[a]	EUR	150	175,434
K+S AG
3.00%, 06/20/22[a]	EUR	300	345,080
Kirk Beauty One GmbH
8.75%, 07/15/23 (Call 07/15/18)[a]	EUR	150	178,536
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	300	358,458
Pfleiderer GmbH
7.88%, 08/01/19 (Call 11/30/16)[a]	EUR	100	113,884
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[a]	EUR	100	117,467
3.63%, 07/30/21[a]	EUR	200	243,535
ProGroup AG
5.13%, 05/01/22 (Call 05/01/18)[a]	EUR	200	233,818
RWE AG
VRN, (5 year EUR Swap + 2.643%)
2.75%, 04/21/75 (Call 10/21/20)[a]	EUR	400	409,559
VRN, (5 year EUR Swap + 3.245%)
3.50%, 04/21/75 (Call 04/21/25)[a]	EUR	300	289,970
Schaeffler Finance BV
2.50%, 05/15/20 (Call 05/15/17)[a]	EUR	200	223,856
3.25%, 05/15/25 (Call 05/15/20)[a]	EUR	300	352,900
3.50%, 05/15/22 (Call 05/15/17)[a]	EUR	300	338,806
Senvion Holding GmbH
6.63%, 11/15/20 (Call 05/15/17)[a]	EUR	200	229,120
SGL Carbon SE
4.88%, 01/15/21 (Call 01/15/17)[a]	EUR	100	110,312

Security	Principal (000s)		Value
Takko Luxembourg 2 SCA
9.88%, 04/15/19 (Call 11/10/16)[a]	EUR	200	$140,204
Techem Energy Metering Service GmbH & Co. KG
7.88%, 10/01/20 (Call 11/10/16)[a]	EUR	200	228,738
Techem GmbH
6.13%, 10/01/19 (Call 11/10/16)[a]	EUR	200	226,662
ThyssenKrupp AG
1.75%, 11/25/20 (Call 08/25/20)[a]	EUR	450	503,728
2.50%, 02/25/25[a]	EUR	400	442,284
2.75%, 03/08/21 (Call 12/08/20)[a]	EUR	400	459,592
3.13%, 10/25/19 (Call 07/25/19)[a]	EUR	750	869,672
4.00%, 08/27/18	EUR	800	930,151
Trionista Holdco GmbH
5.00%, 04/30/20 (Call 11/30/16)[a]	EUR	200	225,160
Trionista TopCo GmbH
6.88%, 04/30/21 (Call 11/30/16)[a]	EUR	300	346,458
TUI AG
2.13%, 10/26/21 (Call 07/26/21)[a]	EUR	100	111,280
4.50%, 10/01/19 (Call 11/18/16)[a]	EUR	200	224,240
Unitymedia GmbH
3.75%, 01/15/27 (Call 01/15/21)[a]	EUR	400	416,246
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
3.50%, 01/15/27 (Call 01/15/21)[a]	EUR	300	322,421
4.00%, 01/15/25 (Call 01/15/20)[a]	EUR	500	565,537
4.63%, 02/15/26 (Call 02/15/21)[a]	EUR	200	232,823
5.13%, 01/21/23 (Call 01/21/18)[a]	EUR	243	280,193

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
5.50%, 09/15/22 (Call 09/15/17)[a]	EUR	243	$280,383
5.63%, 04/15/23 (Call 04/15/18)[a]	EUR	160	186,284
5.75%, 01/15/23 (Call 01/15/18)[a]	EUR	243	282,906
WEPA Hygieneprodukte GmbH
3.75%, 05/15/24 (Call 05/15/19)[a]	EUR	300	342,001
ZF North America Capital Inc.
2.25%, 04/26/19[a]	EUR	600	682,331
2.75%, 04/27/23[a]	EUR	600	700,669

			18,359,221
GREECE — 1.15%
Frigoglass Finance BV
8.25%, 05/15/18 (Call 11/30/16)[a]	EUR	200	137,600
Intralot Capital Luxembourg SA
6.75%, 09/15/21 (Call 09/15/18)[a]	EUR	100	110,716
OTE PLC
3.50%, 07/09/20[a]	EUR	400	444,180
4.38%, 12/02/19[a]	EUR	200	227,786
7.88%, 02/07/18[a]	EUR	300	351,286
PPC Finance PLC
5.50%, 05/01/19 (Call 11/10/16)[a]	EUR	300	278,134
Titan Global Finance PLC
3.50%, 06/17/21[a]	EUR	100	112,917
4.25%, 07/10/19[a]	EUR	100	114,482

			1,777,101
INDIA — 0.22%
Samvardhana Motherson Automotive Systems Group BV
4.13%, 07/15/21 (Call 07/15/17)[a]	EUR	300	336,646

			336,646
IRELAND — 2.82%
Allied Irish Banks PLC
1.38%, 03/16/20[a]	EUR	300	337,091
2.75%, 04/16/19[a]	EUR	200	231,162
VRN, (5 year EUR Swap + 3.950%)

Security	Principal (000s)		Value
4.13%, 11/26/25 (Call 11/26/20)[a]	EUR	400	$428,162
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 05/15/23 (Call 05/15/19)[a]	EUR	200	229,649
4.25%, 01/15/22 (Call 06/30/17)[a]	EUR	700	789,485
6.75%, 05/15/24 (Call 05/15/19)[a]	EUR	400	466,970
Bank of Ireland
10.00%, 12/19/22[a]	EUR	100	143,901
VRN, (5 year EUR Swap + 3.550%)
4.25%, 06/11/24 (Call 06/11/19)[a]	EUR	500	550,409
eircom Finance DAC
4.50%, 05/31/22 (Call 05/31/18)[a]	EUR	375	422,979
Smurfit Kappa Acquisitions
2.75%, 02/01/25 (Call 11/01/24)[a]	EUR	150	171,399
3.25%, 06/01/21 (Call 03/10/21)[a]	EUR	300	356,664
4.13%, 01/30/20[a]	EUR	200	241,136

			4,369,007
ITALY — 21.73%
Astaldi SpA
7.13%, 12/01/20 (Call 12/01/16)[a]	EUR	400	445,320
Autostrada Brescia Verona Vicenza Padova SpA
2.38%, 03/20/20[a]	EUR	350	399,623
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[a]	EUR	550	596,881
5.00%, 04/21/20[a]	EUR	200	170,839
5.60%, 09/09/20	EUR	200	171,327
Banca Popolare di Milano Scarl
4.25%, 01/30/19[a]	EUR	300	350,605
7.13%, 03/01/21[a]	EUR	200	240,072
Banca Popolare di Vicenza
2.75%, 03/20/20[a]	EUR	400	367,140
5.00%, 10/25/18[a]	EUR	200	203,564

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Banco Popolare SC
2.38%, 01/22/18[a]	EUR	500	$554,822
2.63%, 09/21/18[a]	EUR	300	335,921
2.75%, 07/27/20[a]	EUR	700	788,137
3.50%, 03/14/19[a]	EUR	500	570,621
6.00%, 11/05/20[a]	EUR	300	346,357
6.38%, 05/31/21[a]	EUR	200	233,581
Bormioli Rocco Holdings SA
10.00%, 08/01/18 (Call 11/30/16)[a]	EUR	100	112,704
Buzzi Unicem SpA
2.13%, 04/28/23 (Call 01/28/23)[a]	EUR	300	334,831
6.25%, 09/28/18[a]	EUR	200	243,566
CNH Industrial Finance Europe SA
6.25%, 03/09/18[a]	EUR	700	823,912
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.50%, 08/01/21 (Call 08/01/17)[a]	EUR	150	121,547
Enel SpA
VRN, (5 year EUR Swap + 3.648%)
5.00%, 01/15/75 (Call 01/15/20)[a]	EUR	500	584,242
VRN, (5 year EUR Swap + 5.242%)
6.50%, 01/10/74 (Call 01/10/19)[a]	EUR	700	831,108
Fiat Chrysler Finance Europe
4.75%, 03/22/21[a]	EUR	500	607,748
4.75%, 07/15/22[a]	EUR	800	968,905
6.63%, 03/15/18[a]	EUR	700	825,841
6.75%, 10/14/19[a]	EUR	700	883,950
7.38%, 07/09/18	EUR	200	242,200
Iccrea Banca SpA
1.88%, 11/25/19[a]	EUR	300	336,188
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)[a]	EUR	400	471,411
Intesa Sanpaolo SpA
2.86%, 04/23/25[a]	EUR	300	320,934
3.93%, 09/15/26[a]	EUR	600	661,436
5.00%, 09/23/19[a]	EUR	500	596,882

Security	Principal (000s)		Value
5.15%, 07/16/20	EUR	600	$731,737
6.63%, 05/08/18[a]	EUR	400	470,251
6.63%, 09/13/23[a]	EUR	750	961,990
Italcementi Finance SA
6.13%, 02/21/18[a]	EUR	300	352,308
6.63%, 03/19/20[a]	EUR	400	515,849
Leonardo-Finmeccanica SpA
4.50%, 01/19/21	EUR	500	612,669
5.25%, 01/21/22	EUR	300	386,018
8.00%, 12/16/19	GBP	150	215,295
Manutencoop Facility Management SpA
8.50%, 08/01/20 (Call 11/30/16)[a]	EUR	200	224,835
Mediobanca SpA
5.00%, 11/15/20	EUR	400	474,512
5.75%, 04/18/23	EUR	300	372,323
Onorato Armatori SpA
7.75%, 02/15/23 (Call 02/15/19)[a]	EUR	100	103,912
Piaggio & C SpA
4.63%, 04/30/21 (Call 04/30/17)[a]	EUR	100	113,355
Saipem Finance International BV
3.00%, 03/08/21[a]	EUR	300	338,994
3.75%, 09/08/23[a]	EUR	300	340,196
Salini Costruttori SpA
6.13%, 08/01/18	EUR	100	119,439
Salini Impregilo SpA
3.75%, 06/24/21[a]	EUR	352	404,047
Schumann SpA
7.00%, 07/31/23 (Call 07/31/19)[a]	EUR	200	222,776
Snai SpA
7.63%, 06/15/18 (Call 11/30/16)[a]	EUR	200	224,348
Telecom Italia SpA
4.00%, 01/21/20[a]	EUR	300	357,438
4.75%, 05/25/18[a]	EUR	200	233,845
4.88%, 09/25/20[a]	EUR	300	370,721
5.25%, 02/10/22[a]	EUR	400	514,691
6.13%, 12/14/18	EUR	200	244,594
Telecom Italia SpA/Milano
3.00%, 09/30/25[a]	EUR	300	328,442

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
3.25%, 01/16/23[a]	EUR	600	$691,823
3.63%, 01/19/24[a]	EUR	300	346,425
3.63%, 05/25/26[a]	EUR	300	339,048
4.50%, 01/25/21[a]	EUR	250	306,069
5.38%, 01/29/19[a]	EUR	300	361,883
6.38%, 06/24/19	GBP	300	401,371
UniCredit SpA
6.13%, 04/19/21[a]	EUR	250	314,744
6.70%, 06/05/18[a]	EUR	500	587,370
6.95%, 10/31/22[a]	EUR	800	991,112
VRN, (5 year EUR Swap + 4.100%)
5.75%, 10/28/25 (Call 10/28/20)[a]	EUR	600	691,187
VRN, (5 year EUR Swap + 4.316%)
4.38%, 01/03/27 (Call 01/03/22)[a]	EUR	400	437,816
Unione di Banche Italiane SpA
VRN, (5 year EUR Swap + 4.182%)
4.25%, 05/05/26 (Call 05/05/21)[a]	EUR	400	438,403
Unipol Gruppo Finanziario SpA
3.00%, 03/18/25[a]	EUR	600	641,277
4.38%, 03/05/21[a]	EUR	140	165,274
Veneto Banca SCPA
4.00%, 05/20/19[a]	EUR	300	313,115
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 11/10/16)[a]	EUR	1,400	1,557,147
7.00%, 04/23/21 (Call 04/23/17)[a]	EUR	950	1,082,725

			33,643,589
JAPAN — 1.25%
SoftBank Group Corp.
4.00%, 07/30/22 (Call 04/30/22)[a]	EUR	300	361,027
4.63%, 04/15/20[a]	EUR	400	488,052
4.75%, 07/30/25 (Call 04/30/25)[a]	EUR	600	724,438
5.25%, 07/30/27 (Call 04/30/27)[a]	EUR	300	369,672

			1,943,189

Security	Principal (000s)		Value
LUXEMBOURG — 5.24%
Altice Financing SA
5.25%, 02/15/23 (Call 02/15/18)[a]	EUR	300	$343,351
6.50%, 01/15/22 (Call 12/15/16)[a]	EUR	150	173,334
Altice Finco SA
9.00%, 06/15/23 (Call 06/15/18)[a]	EUR	100	123,802
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)[a]	EUR	400	452,032
7.25%, 05/15/22 (Call 05/15/17)[a]	EUR	1,150	1,335,388
ArcelorMittal
2.88%, 07/06/20[a]	EUR	400	452,893
3.00%, 03/25/19[a]	EUR	450	514,645
3.00%, 04/09/21[a]	EUR	300	336,643
3.13%, 01/14/22[a]	EUR	400	448,870
5.75%, 03/29/18[a]	EUR	100	117,763
5.88%, 11/17/17[a]	EUR	250	289,927
ConvaTec Healthcare E SA
10.88%, 12/15/18 (Call 11/30/16)[a]	EUR	150	166,223
DEA Finance SA
7.50%, 10/15/22	EUR	200	226,539
Garfunkelux Holdco 3 SA
7.50%, 08/01/22 (Call 08/01/18)[a]	EUR	200	221,194
8.50%, 11/01/22 (Call 11/01/18)[a]	GBP	350	421,991
INEOS Group Holdings SA
5.38%, 08/01/24 (Call 08/01/19)[a]	EUR	300	327,149
5.75%, 02/15/19 (Call 11/30/16)[a]	EUR	350	392,825
LSF9 Balta Issuer SA
7.75%, 09/15/22 (Call 09/15/18)[a]	EUR	150	176,994
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/18)[a]	EUR	500	549,794

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Picard Bondco SA
7.75%, 02/01/20 (Call 11/30/16)[a]	EUR	250	$288,991
Swissport Investments SA
6.75%, 12/15/21 (Call 06/15/18)[a]	EUR	200	232,188
9.75%, 12/15/22 (Call 12/15/18)[a]	EUR	150	172,146
Telenet Finance VI Luxembourg SCA
4.88%, 07/15/27 (Call 07/15/21)[a]	EUR	300	342,764

			8,107,446
NETHERLANDS — 2.82%
Atradius Finance BV
VRN, (3 mo. Euribor + 5.031%)
5.25%, 09/23/44 (Call 09/23/24)[a]	EUR	150	147,077
Axalta Coating Systems LLC
4.25%, 08/15/24 (Call 08/15/19)[a]	EUR	150	170,255
Carlson Wagonlit BV
7.50%, 06/15/19 (Call 11/30/16)[a]	EUR	200	227,595
Constellium NV
4.63%, 05/15/21 (Call 05/15/17)[a]	EUR	150	148,771
Hema Bondco I BV
6.25%, 06/15/19 (Call 11/10/16)[a]	EUR	200	185,097
InterXion Holding NV
6.00%, 07/15/20 (Call 11/10/16)[a]	EUR	400	457,349
LGE HoldCo VI BV
7.13%, 05/15/24 (Call 05/15/19)[a]	EUR	400	495,171
OI European Group BV
3.13%, 11/15/24	EUR	275	300,701
SNS Bank NV
6.25%, 10/26/20	EUR	50	—
UPC Holding BV
6.38%, 09/15/22 (Call 09/15/17)[a]	EUR	400	466,006

Security	Principal (000s)		Value
6.75%, 03/15/23 (Call 03/15/18)[a]	EUR	200	$237,085
UPCB Finance IV Ltd.
4.00%, 01/15/27 (Call 01/15/21)[a]	EUR	300	322,917
Ziggo Bond Finance BV
4.63%, 01/15/25 (Call 01/15/20)[a]	EUR	300	332,625
Ziggo Secured Finance BV
3.75%, 01/15/25 (Call 01/15/20)[a]	EUR	400	439,528
4.25%, 01/15/27 (Call 01/15/22)[a]	EUR	400	436,486

			4,366,663
NORWAY — 0.58%
Lock AS
7.00%, 08/15/21 (Call 08/15/17)[a]	EUR	400	455,581
Lock Lower Holding AS
9.50%, 08/15/22 (Call 08/15/18)[a]	EUR	100	114,378
Norske Skog AS
11.75%, 12/15/19 (Call 02/15/17)[a]	EUR	100	97,169
Silk Bidco AS
7.50%, 02/01/22 (Call 02/01/18)[a]	EUR	200	230,163

			897,291
PORTUGAL — 0.30%
EDP – Energias de Portugal SA
VRN, (5 year EUR Swap + 5.043%)
5.38%, 09/16/75 (Call 03/16/21)[a]	EUR	400	459,006

			459,006
SINGAPORE — 0.54%
Lincoln Finance Ltd.
6.88%, 04/15/21 (Call 04/15/18)[a]	EUR	700	832,986

			832,986
SPAIN — 5.45%
Aldesa Financial Services SA
7.25%, 04/01/21 (Call 04/01/17)[a]	EUR	150	112,750

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Almirall SA
4.63%, 04/01/21 (Call 04/01/17)[a]	EUR	200	$226,864
Banco de Sabadell SA
5.63%, 05/06/26[a]	EUR	300	348,670
6.25%, 04/26/20	EUR	200	242,709
Bankia SA
3.50%, 01/17/19[a]	EUR	600	702,065
VRN, (5 year EUR Swap + 3.166%)
4.00%, 05/22/24 (Call 05/22/19)[a]	EUR	500	549,306
Bankinter SA
6.38%, 09/11/19[a]	EUR	150	188,170
Befesa Zinc SAU Via Zinc Capital SA
8.88%, 05/15/18 (Call 11/30/16)[a]	EUR	200	223,657
BPE Financiaciones SA
2.00%, 02/03/20[a]	EUR	500	561,565
CaixaBank SA
VRN, (5 year EUR Swap + 3.950%)
5.00%, 11/14/23 (Call 11/14/18)[a]	EUR	400	463,947
Campofrio Food Group SA
3.38%, 03/15/22 (Call 03/15/18)[a]	EUR	300	340,524
Cellnex Telecom SA
2.38%, 01/16/24 (Call 10/16/23)[a]	EUR	500	556,245
Cellnex Telecom SAU
3.13%, 07/27/22[a]	EUR	200	234,117
Cirsa Funding Luxembourg SA
5.75%, 05/15/21 (Call 05/15/18)[a]	EUR	300	347,228
5.88%, 05/15/23 (Call 05/15/18)[a]	EUR	250	285,661
eDreams ODIGEO SA
8.50%, 08/01/21 (Call 08/01/18)[a]	EUR	200	224,296
Ence Energia y Celulosa SA
5.38%, 11/01/22 (Call 11/01/18)[a]	EUR	150	172,220

Security	Principal (000s)		Value
Gestamp Funding Luxembourg SA
3.50%, 05/15/23 (Call 05/15/19)[a]	EUR	300	$341,969
Grupo Antolin Dutch BV
4.75%, 04/01/21 (Call 04/01/17)[a]	EUR	200	227,075
5.13%, 06/30/22 (Call 06/30/18)[a]	EUR	200	234,322
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21 (Call 04/15/17)[a,c]	EUR	500	92,399
Ibercaja Banco SA
VRN, (5 year EUR Swap + 4.551%)
5.00%, 07/28/25 (Call 07/28/20)[a]	EUR	300	306,596
NH Hotel Group SA
3.75%, 10/01/23 (Call 10/01/19)[a]	EUR	125	140,056
6.88%, 11/15/19 (Call 11/15/17)[a]	EUR	150	179,603
Obrascon Huarte Lain SA
4.75%, 03/15/22 (Call 03/15/18)[a]	EUR	150	129,763
5.50%, 03/15/23 (Call 03/15/18)[a]	EUR	200	173,134
PortAventura Entertainment Barcelona BV
7.25%, 12/01/20 (Call 12/01/16)[a]	EUR	200	227,473
Repsol International Finance BV
VRN, (10 year EUR Swap + 4.200%)
4.50%, 03/25/75 (Call 03/25/25)[a]	EUR	600	609,906

			8,442,290
SWEDEN — 1.45%
Akelius Residential Property AB
3.38%, 09/23/20[a]	EUR	200	235,547
Hoist Kredit AB
3.13%, 12/09/19[a]	EUR	100	114,550
Ovako AB
6.50%, 06/01/19 (Call 11/30/16)[a]	EUR	150	147,658

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Verisure Holding AB
6.00%, 11/01/22 (Call 11/01/18)[a]	EUR	400	$476,671
Volvo Car AB
3.25%, 05/18/21[a]	EUR	300	350,377
Volvo Treasury AB
VRN, (5 year EUR Swap + 3.797%)
4.20%, 06/10/75 (Call 06/10/20)[a]	EUR	500	574,254
VRN, (5 year EUR Swap + 4.101%)
4.85%, 03/10/78 (Call 03/10/23)[a]	EUR	300	345,063

			2,244,120
SWITZERLAND — 0.91%
Dufry Finance SCA
4.50%, 07/15/22 (Call 07/15/17)[a]	EUR	200	230,609
4.50%, 08/01/23 (Call 08/01/18)[a]	EUR	450	526,287
Selecta Group BV
6.50%, 06/15/20 (Call 12/15/16)[a]	EUR	200	188,034
SIG Combibloc Holdings SCA
7.75%, 02/15/23 (Call 02/15/18)[a]	EUR	400	462,623

			1,407,553
UNITED KINGDOM — 14.70%
Algeco Scotsman Global Finance PLC
9.00%, 10/15/18 (Call 11/30/16)[a]	EUR	200	199,245
Alliance Automotive Finance PLC
6.25%, 12/01/21[a]	EUR	400	467,662
Anglo American Capital PLC
1.50%, 04/01/20[a]	EUR	400	439,410
2.50%, 04/29/21[a]	EUR	400	447,450
2.75%, 06/07/19[a]	EUR	500	572,602
2.88%, 11/20/20[a]	EUR	400	457,270
3.25%, 04/03/23[a]	EUR	500	567,965
3.50%, 03/28/22[a]	EUR	400	464,370

Security	Principal (000s)		Value
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/17)[a]	GBP	300	$395,306
Aston Martin Capital Ltd.
9.25%, 07/15/18 (Call 11/30/16)[a]	GBP	200	250,305
Boparan Finance PLC
4.38%, 07/15/21 (Call 07/15/17)[a]	EUR	150	151,995
5.25%, 07/15/19 (Call 11/30/16)[a]	GBP	150	178,929
5.50%, 07/15/21 (Call 07/15/17)[a]	GBP	200	222,472
Cabot Financial Luxembourg SA
7.50%, 10/01/23[a]	GBP	200	236,122
CNH Industrial Finance Europe SA
2.88%, 05/17/23[a]	EUR	200	226,048
Cognita Financing PLC
7.75%, 08/15/21 (Call 08/15/17)[a]	GBP	150	191,839
EC Finance PLC
5.13%, 07/15/21 (Call 01/15/17)[a]	EUR	200	228,215
Elli Finance UK PLC
8.75%, 06/15/19 (Call 11/30/16)[a]	GBP	100	108,294
Fiat Chrysler Automobiles NV
3.75%, 03/29/24[a]	EUR	700	792,239
HeidelbergCement AG
2.25%, 03/30/23 (Call 12/30/22)[a]	EUR	500	573,820
2.25%, 06/03/24 (Call 03/03/24)[a]	EUR	500	573,833
Iceland Bondco PLC
6.25%, 07/15/21 (Call 07/15/17)[a]	GBP	250	292,605
IDH Finance PLC
6.25%, 08/15/22 (Call 08/15/18)[a]	GBP	150	178,957
Ineos Finance PLC
4.00%, 05/01/23 (Call 05/01/18)[a]	EUR	400	446,252

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Infinis PLC
7.00%, 02/15/19 (Call 02/15/17)[b]	GBP	200	$248,789
Inovyn Finance PLC
6.25%, 05/15/21 (Call 11/15/17)[a]	EUR	100	114,725
International Personal Finance PLC
5.75%, 04/07/21[a]	EUR	250	249,909
Interoute Finco PLC
7.38%, 10/15/20 (Call 10/15/17)[a]	EUR	200	237,826
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 09/15/17)[a]	GBP	200	256,352
Jaguar Land Rover Automotive PLC
3.88%, 03/01/23[a]	GBP	200	248,705
5.00%, 02/15/22[a]	GBP	300	396,963
Jerrold Finco PLC
6.25%, 09/15/21 (Call 09/15/18)[a]	GBP	200	241,738
Keystone Financing PLC
9.50%, 10/15/19 (Call 11/30/16)[a]	GBP	100	126,755
Lecta SA
6.50%, 08/01/23 (Call 08/01/19)[a]	EUR	200	220,548
Matalan Finance PLC
6.88%, 06/01/19 (Call 11/10/16)[b]	GBP	100	93,106
6.88%, 06/01/19 (Call 11/10/16)[a]	GBP	100	93,106
Merlin Entertainments PLC
2.75%, 03/15/22 (Call 12/15/21)[a]	EUR	300	342,658
Moy Park Bondco PLC
6.25%, 05/29/21 (Call 05/29/17)[a]	GBP	150	188,695
New Look Secured Issuer PLC
6.50%, 07/01/22 (Call 06/24/18)[a]	GBP	350	382,739
Odeon & UCI Finco PLC
9.00%, 08/01/18 (Call 11/10/16)[a]	GBP	100	125,428

Security	Principal (000s)		Value
Pizzaexpress Financing 2 PLC
6.63%, 08/01/21 (Call 08/01/17)[a]	GBP	250	$299,034
Premier Foods Finance PLC
6.50%, 03/15/21 (Call 03/15/17)[a]	GBP	100	120,753
Royal Bank of Scotland Group PLC
VRN, (5 year EUR Swap + 2.650%)
3.63%, 03/25/24 (Call 03/25/19)[a]	EUR	600	652,981
Royal Bank of Scotland PLC (The)
6.93%, 04/09/18	EUR	1,100	1,304,227
Stonegate Pub Co. Financing PLC
5.75%, 04/15/19 (Call 11/30/16)[a]	GBP	200	250,429
Tesco Corporate Treasury Services PLC
1.25%, 11/13/17[a]	EUR	200	221,314
1.38%, 07/01/19[a]	EUR	700	774,116
2.13%, 11/12/20 (Call 08/12/20)[a]	EUR	300	338,818
2.50%, 07/01/24[a]	EUR	400	447,249
Tesco PLC
3.38%, 11/02/18[a]	EUR	400	463,165
6.13%, 02/24/22	GBP	500	687,033
Thomas Cook Finance PLC
6.75%, 06/15/21 (Call 01/15/18)[a]	EUR	200	224,010
7.75%, 06/15/20 (Call 11/30/16)[a]	EUR	300	338,021
Travis Perkins PLC
4.38%, 09/15/21[a]	GBP	100	125,633
TVL Finance PLC
8.50%, 05/15/23 (Call 05/15/19)[a]	GBP	200	255,671
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)[a]	EUR	250	271,478
6.38%, 10/15/24 (Call 10/15/19)[a]	GBP	200	252,236
7.00%, 04/15/23 (Call 04/15/18)[a]	GBP	100	128,926

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24 (Call 09/15/19)[a]	GBP	100	$119,766
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)[a]	GBP	300	357,693
5.13%, 01/15/25 (Call 01/15/20)[a]	GBP	200	246,316
5.50%, 01/15/21	GBP	400	534,190
5.50%, 01/15/25 (Call 01/15/19)[a]	GBP	360	446,578
6.00%, 04/15/21 (Call 04/15/17)[a]	GBP	360	458,740
6.25%, 03/28/29 (Call 01/15/21)[a]	GBP	200	255,226
Viridian Group FundCo II Ltd.
7.50%, 03/01/20 (Call 09/01/17)[a]	EUR	350	406,679
Vue International Bidco PLC
7.88%, 07/15/20 (Call 11/30/16)[a]	GBP	200	253,336
Worldpay Finance PLC
3.75%, 11/15/22[a]	EUR	250	295,290

			22,760,155
UNITED STATES — 7.93%
Adient Global Holdings Ltd.
3.50%, 08/15/24 (Call 05/15/24)[a]	EUR	550	597,829
Avis Budget Finance PLC
4.13%, 11/15/24 (Call 11/15/19)[a]	EUR	175	189,904
6.00%, 03/01/21 (Call 11/30/16)[a]	EUR	78	88,788
Axalta Coating Systems Dutch Holding B BV
3.75%, 01/15/25 (Call 01/15/20)[a]	EUR	275	301,450
Ball Corp.
3.50%, 12/15/20	EUR	200	241,601
4.38%, 12/15/23	EUR	350	430,598
Belden Inc.
5.50%, 04/15/23 (Call 04/15/18)[a]	EUR	300	348,459

Security	Principal (000s)		Value
Chemours Co. (The)
6.13%, 05/15/23 (Call 05/15/18)	EUR	200	$206,641
CNH Industrial Finance Europe SA
2.75%, 03/18/19[a]	EUR	500	569,816
2.88%, 09/27/21[a]	EUR	400	461,182
Crown European Holdings SA
2.63%, 09/30/24 (Call 03/31/24)[a]	EUR	300	323,555
3.38%, 05/15/25 (Call 11/15/24)[a]	EUR	350	393,594
4.00%, 07/15/22 (Call 04/15/22)[a]	EUR	350	420,597
Darling Global Finance BV
4.75%, 05/30/22 (Call 05/30/18)[a]	EUR	300	344,781
Goodyear Dunlop Tires Europe BV
3.75%, 12/15/23 (Call 12/15/18)[a]	EUR	100	114,980
Hanesbrands Finance Luxembourg SCA
3.50%, 06/15/24 (Call 03/15/24)[a]	EUR	200	230,202
Hertz Holdings Netherlands BV
4.38%, 01/15/19[a]	EUR	250	289,208
Huntsman International LLC
4.25%, 04/01/25 (Call 01/01/25)	EUR	100	108,125
5.13%, 04/15/21 (Call 01/15/21)	EUR	300	348,511
IMS Health Inc.
4.13%, 04/01/23 (Call 04/01/18)[a]	EUR	150	171,033
Infor U.S. Inc.
5.75%, 05/15/22 (Call 05/15/18)	EUR	200	219,575
International Game Technology PLC
4.75%, 03/05/20[a]	EUR	300	362,060
4.75%, 02/15/23 (Call 08/15/22)[a]	EUR	450	533,657
6.63%, 02/02/18[a]	EUR	200	235,564
Iron Mountain Canada Operations ULC
6.13%, 08/15/21 (Call 08/15/17)	CAD	100	77,504
Kloeckner Pentaplast of America Inc.
7.13%, 11/01/20 (Call 05/01/17)[a]	EUR	150	172,455

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Security	Principal (000s)		Value
LKQ Italia Bondco SpA
3.88%, 04/01/24 (Call 01/01/24)[a]	EUR	300	$349,431
MPT Operating Partnership LP/MPT Finance Corp.
4.00%, 08/19/22 (Call 05/19/22)	EUR	300	353,816
OI European Group BV
4.88%, 03/31/21[a]	EUR	200	248,801
6.75%, 09/15/20[a]	EUR	200	262,744
Postmedia Network Inc.
8.25%, 07/15/21 (Call 11/30/16)[b]	CAD	3	1,763
PSPC Escrow Corp.
6.00%, 02/01/23 (Call 02/01/18)[a]	EUR	200	211,008
PVH Corp.
3.63%, 07/15/24 (Call 04/15/24)[a]	EUR	200	230,257
Quintiles IMS Inc.
3.50%, 10/15/24 (Call 10/15/19)[a]	EUR	400	448,324
Sealed Air Corp.
4.50%, 09/15/23 (Call 06/15/23)[a]	EUR	200	241,839
Spectrum Brands Inc.
4.00%, 10/01/26 (Call 10/01/21)[a]	EUR	200	225,269
TA MFG. Ltd.
3.63%, 04/15/23 (Call 04/15/18)[a]	EUR	200	215,624
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
6.38%, 05/01/22 (Call 05/01/18)[a]	EUR	200	232,120
Valeant Pharmaceuticals International Inc.
4.50%, 05/15/23 (Call 05/15/18)[a]	EUR	800	671,423
VWR Funding Inc.
4.63%, 04/15/22 (Call 04/15/18)[a]	EUR	300	339,096
WMG Acquisition Corp.
4.13%, 11/01/24 (Call 11/01/19)[a]	EUR	100	112,996

Security	Principal or Shares (000s)		Value
XPO Logistics Inc.
5.75%, 06/15/21 (Call 12/15/17)[a]	EUR	300	$342,837

			12,269,017

TOTAL CORPORATE BONDS & NOTES
(Cost: $165,961,586)			151,515,718

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]		4	4,252

			4,252

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,252)			4,252

TOTAL INVESTMENTS IN SECURITIES — 97.88%
(Cost: $166,125,275)[f]			151,519,970
Other Assets, Less Liabilities — 2.12%			3,276,197

NET ASSETS — 100.00%			$154,796,167

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
VRN	— Variable Rate Note

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Issuer is in default of interest payments.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	The cost of investments for federal income tax purposes was $166,206,605. Net unrealized depreciation was $14,686,635, of which $1,751,673 represented gross unrealized appreciation on securities and $16,438,308 represented gross unrealized depreciation on securities.

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$—	$—	$0	[a]	$0	[a]
Corporate bonds & notes	—	151,515,718	0	[a]	151,515,718
Money market funds	4,252	—	—		4,252

Total	$4,252	$151,515,718	$0	[a]	$151,519,970

[a]	Rounds to less than $1.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016

ASSETS
Investments, at cost:
Unaffiliated	$166,121,023
Affiliated (Note 2)	4,252

Total cost of investments	$166,125,275

Investments in securities, at fair value (Note 1):
Unaffiliated	$151,515,718
Affiliated (Note 2)	4,252

Total fair value of investments	151,519,970
Foreign currency, at value[a]	1,650,648
Receivables:
Investment securities sold	784,287
Interest	2,594,070

Total Assets	156,548,975

LIABILITIES
Payables:
Investment securities purchased	1,695,484
Investment advisory fees (Note 2)	57,324

Total Liabilities	1,752,808

NET ASSETS	$154,796,167

Net assets consist of:
Paid-in capital	$173,563,571
Undistributed net investment income	13
Accumulated net realized loss	(4,101,990)
Net unrealized depreciation	(14,665,427)

NET ASSETS	$154,796,167

Shares outstanding[b]	3,300,000

Net asset value per share	$46.91

[a]	Cost of foreign currency: $1,651,548.
[b]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statement of Operations

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$307
Interest — unaffiliated	7,101,745

Total investment income	7,102,052

EXPENSES
Investment advisory fees (Note 2)	835,589

Total expenses	835,589
Less investment advisory fees waived (Note 2)	(179,217)

Net expenses	656,372

Net investment income	6,445,680

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,828,988)
In-kind redemptions — unaffiliated	(4,019,749)
Foreign currency transactions	(191,848)

Net realized loss	(12,040,585)

Net change in unrealized appreciation/depreciation on:
Investments	9,702,743
Translation of assets and liabilities in foreign currencies	(10,149)

Net change in unrealized appreciation/depreciation	9,692,594

Net realized and unrealized loss	(2,347,991)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,097,689

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,445,680	$8,521,186
Net realized loss	(12,040,585)	(13,975,677)
Net change in unrealized appreciation/depreciation	9,692,594	(13,685,054)

Net increase (decrease) in net assets resulting from operations	4,097,689	(19,139,545)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(906,680)	(228,686)
From net realized gain	—	(91,363)
Return of capital	(2,212,307)	(7,481,077)

Total distributions to shareholders	(3,118,987)	(7,801,126)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,637,363	155,929,021
Cost of shares redeemed	(59,575,641)	(86,059,601)

Net increase (decrease) in net assets from capital share transactions	(31,938,278)	69,869,420

INCREASE (DECREASE) IN NET ASSETS	(30,959,576)	42,928,749

NET ASSETS
Beginning of year	185,755,743	142,826,994

End of year	$154,796,167	$185,755,743

Undistributed net investment income included in net assets at end of year	$13	$10

SHARES ISSUED AND REDEEMED
Shares sold	600,000	3,100,000
Shares redeemed	(1,300,000)	(1,800,000)

Net increase (decrease) in shares outstanding	(700,000)	1,300,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Financial Highlights

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$46.44	$52.90	$56.84	$52.01	$50.14

Income from investment operations:
Net investment income[b]	1.82	1.84	2.43	3.15	1.94
Net realized and unrealized gain (loss)[c]	(0.47)	(6.57)	(3.55)	4.51	1.18

Total from investment operations	1.35	(4.73)	(1.12)	7.66	3.12

Less distributions from:
Net investment income	(0.26)	(0.05)	(2.82)	(2.83)	(1.25)
Net realized gain	—	(0.02)	—	—	—
Return of capital	(0.62)	(1.66)	—	—	—

Total distributions	(0.88)	(1.73)	(2.82)	(2.83)	(1.25)

Net asset value, end of period	$46.91	$46.44	$52.90	$56.84	$52.01

Total return	2.95%	(9.02)%	(2.20)%	15.20%	6.49%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$154,796	$185,756	$142,827	$51,153	$26,004
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.51%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[e]	3.93%	3.85%	4.25%	5.85%	6.92%
Portfolio turnover rate[f]	24%	28%	25%	33%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
International High Yield Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund.

Prior to August 1, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.55% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2017 in order to limit total annual operating expense after fee waiver to 0.40% of average daily net assets.

At a meeting held on June 21-23, 2016, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. The contractual waiver was terminated effective August 1, 2016, pursuant to a written agreement between the Company and BFA, and in conjunction with the annual advisory fee reduction from 0.55% to 0.40% based on the average daily net assets of the Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, the purchase and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $1,711,195 and $3,454,731, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $59,081,953 and $37,917,149, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2016, were $7,202,264 and $55,388,568, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2016, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(4,042,110)	$(5,538,997)	$9,581,107

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$906,680	$228,686
Long-term capital gain	—	91,363
Return of capital	2,212,307	7,481,077

	$3,118,987	$7,801,126

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
$(4,020,660)	$(14,746,744)	$(18,767,404)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the Fund had non-expiring capital loss carryforwards in the amount of $4,020,660 available to offset future realized capital gains.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares International High Yield Bond ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	61

Notes:

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1016-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Fallen Angels USD Bond ETF | FALN | NASDAQ
➢	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF | HYXE | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted modestly positive returns for the period from June 14, 2016, to October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 0.44% for the reporting period.

Economic data released during the reporting period were mixed but showed signs of improvement. The U.S. economy grew at a 1.4% annual rate in the second quarter of 2016, the third consecutive quarter with an annualized growth rate below 1.5%. However, economic growth improved to a 2.9% annual rate in the third quarter of 2016. Employment growth remained robust, with the unemployment rate hovering near its lowest level in nine years. Industrial production also gained momentum during the reporting period, but consumer spending remained anemic.

Inflation picked up during the reporting period as the consumer price index (“CPI”) rose by 1.5% for the 12 months ended October 31, 2016. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the year ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

After raising its short-term interest rate target in December 2015, the U.S. Federal Reserve Bank (the “Fed”) held interest rates steady through the first 10 months of 2016. However, better economic activity during the reporting period led to rising investor expectations of another Fed rate hike before the end of the year.

The combination of improving economic growth and rising inflation pushed U.S. bond yields higher for the reporting period. The magnitude of the yield increase was the same across all maturity segments. The U.S. bond market was also buffeted by a series of geopolitical events during the reporting period, including the “Brexit” referendum (an affirmative vote for the U.K. to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer higher yields relative to the U.S. government bonds — delivered the highest returns for the reporting period. Lower-quality corporate bonds outperformed the broader bond market, as the search for yield led investors to seek out riskier segments of the corporate bond market.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period. Rising bond yields led to reduced concerns about an increase in mortgage refinancing activity, providing a favorable performance backdrop for mortgage-backed securities.

U.S. Treasury bonds were the laggards among U.S. bonds as they declined modestly for the reporting period. Limited demand for the relatively low yields of Treasury bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® FALLEN ANGELS USD BOND ETF

Performance as of October 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	9.21%	9.28%	8.91%

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

For the fiscal period ended 10/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/14/16) [a]	Ending Account Value (10/31/16)	Expenses Paid During Period [b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,092.10	$1.39	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is June 14, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (139 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

The iShares Fallen Angels USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds that were previously rated investment grade, as represented by the Bloomberg Barclays US High Yield Fallen Angel 3% Capped Index (formerly the Barclays US High Yield Fallen Angel 3% Capped Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from June 14, 2016 (inception date of the Fund) through October 31, 2016, the total return for the Fund was 9.21%, net of fees, while the total return for the Index was 8.91%.

The Index posted a strong gain for the reporting period, reflecting the rally in high-yield corporate bonds.

The most important contributing factor to the Index’s performance for the reporting period was strong investor demand for yield. With U.S. Treasury bond yields near historically low levels, investors shifted into higher-yielding segments of the bond market, and corporate bonds typically offer the highest yields. Furthermore, lower-quality corporate bonds attracted greater demand because of their yield advantage over higher-rated corporate securities.

Every sector of the Index contributed to the Index’s performance for the reporting period. Industrial bonds, which represented more than 80% of the Index on average during the reporting period, contributed the most to the Index’s performance. Within the industrial sector, the energy and basic materials industries were the leading performance contributors for the reporting period as both industries benefited from stabilizing commodity prices. The communications industry also contributed meaningfully to the Index’s performance, led by wireless telecommunication services companies. Outside of the industrial sector, bonds issued by banks, insurance firms, and electric utilities also contributed to the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 10/31/16

Sector	Percentage of Total Investments [1]

Energy	27.72%
Basic Materials	19.39
Communications	15.93
Financial	13.34
Consumer Cyclical	7.31
Consumer Non-Cyclical	5.12
Industrial	3.95
Technology	3.62
Utilities	2.83
Diversified	0.79

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Baa	4.71%
Ba	60.17
B	24.68
Caa	8.14
Ca	0.14
Not Rated	2.16

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

Performance as of October 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	5.52%	5.34%	5.75%

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

For the fiscal period ended 10/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/14/16) [a]	Ending Account Value (10/31/16)	Expenses Paid During Period [b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,055.20	$1.95	$1,000.00	$1,022.60	$2.54	0.50%

[a]	The beginning of the period (commencement of operations) is June 14, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (139 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

The iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of U.S. dollar-denominated, high yield corporate bonds that excludes those issued by companies in the oil and gas sector, as represented by the Markit iBoxx® USD Liquid High Yield ex-Oil and Gas Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from June 14, 2016 (inception date of the Fund) through October 31, 2016, the total return for the Fund was 5.52%, net of fees, while the total return for the Index was 5.75%.

As represented by the Index, high-yield bonds outside of the oil and gas industry performed well for the abbreviated reporting period.

The Index’s performance benefited from strong investor demand for yield in an environment of record-low interest rates. While demand for high-yield bonds was helped by the prevailing low global interest rate environment, supply was limited — new high-yield bond issuance in the U.S. was down about 20% year over year through September, 2016 and approximately 45% below the 2013 peak. Lower new bond supply suggests limited liquidity and financing available for the riskiest issuers. In addition, the 12-month default rate increased in the second quarter 2016 to the highest level in six years, driven by missed-coupon payments on commodity-related bonds. Nevertheless, the ratio of credit rating upgrades relative to downgrades by rating agencies Moody’s and Standard & Poor’s reached the highest level in more than a year during the third quarter of 2016. Although credit fundamentals in the high yield bond market were mixed, strong investor demand for yield ultimately drove the Index higher for the reporting period.

Looking at Index performance by sector, communication-related bonds contributed the most, with wireless communication companies and cable and satellite providers being key sources of strength. The basic materials industry was another leading contributor to the Index’s performance, led by metals and mining companies, which benefited from the recovery in prices for many commodities in the second and third quarters of 2016. Other sources of strength were bonds issued by technology, consumer cyclical, and financial companies. None of the sectors detracted from the Index’s performance during the reporting period.

ALLOCATION BY SECTOR As of 10/31/16

Sector	Percentage of Total Investments [1]

Communications	28.92%
Consumer Non-Cyclical	18.23
Consumer Cyclical	12.68
Financial	11.43
Industrial	9.11
Technology	8.22
Basic Materials	6.83
Utilities	3.13
Diversified	1.35
Energy	0.10

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Baa	0.24%
Ba	44.12
B	44.10
Caa	10.37
Ca	0.17
Not Rated	1.00

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 (or commencement of operations, as applicable) and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.20%

AEROSPACE & DEFENSE — 1.02%
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a,b]	$100	$109,250

		109,250
AIRLINES — 0.28%
UAL 2007-1 Pass Through Trust Series 071A
6.64%, 01/02/24	28	30,295

		30,295
BANKS — 6.97%
BAC Capital Trust XI
6.63%, 05/23/36	50	59,162
Credit Agricole SA VRN, (3 mo. LIBOR US + 6.982%)
8.38%, 10/29/49 (Call 10/13/19)[a,b]	100	112,983
Deutsche Bank AG VRN, (5 year USD Swap + 2.248%)
4.30%, 05/24/28 (Call 05/24/23)	200	180,644
Dresdner Funding Trust I
8.15%, 06/30/31 (Call 06/30/29)[a]	100	119,115
Intesa Sanpaolo SpA
5.02%, 06/26/24[a]	200	185,750
Royal Bank of Scotland Group PLC VRN, (3 mo. LIBOR US + 2.500%)
7.65%, 12/31/49 (Call 09/30/31)	75	88,731

		746,385
BUILDING MATERIALS — 0.39%
Masco Corp.
7.75%, 08/01/29	35	42,088

		42,088
CHEMICALS — 1.45%
CF Industries Inc.
3.45%, 06/01/23	75	70,031
5.38%, 03/15/44	100	85,500

		155,531
COMMERCIAL SERVICES — 1.73%
ADT Corp. (The)
3.50%, 07/15/22	100	94,625
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)[b]	25	25,656

Security	Principal (000s)	Value
RR Donnelley & Sons Co.
7.63%, 06/15/20	$60	$64,500

		184,781
COMPUTERS — 3.32%
Dell Inc.
5.88%, 06/15/19	75	79,312
6.50%, 04/15/38	50	48,563
Dell Technologies Inc.
2.65%, 06/01/20	125	121,562
3.38%, 06/01/23 (Call 03/01/23)	75	70,219
Leidos Inc.
7.13%, 07/01/32	35	36,225

		355,881
COSMETICS & PERSONAL CARE — 1.20%
Avon Products Inc.
6.60%, 03/15/20	125	128,281

		128,281
DIVERSIFIED FINANCIAL SERVICES — 3.09%
Ally Financial Inc.
8.00%, 11/01/31	35	41,650
Navient Corp.
5.50%, 01/25/23[b]	50	45,250
8.00%, 03/25/20	225	244,125

		331,025
ELECTRIC — 2.78%
FirstEnergy Corp.
Series B
4.25%, 03/15/23 (Call 12/15/22)[b]	100	105,750
Series C
7.38%, 11/15/31	75	97,406
FirstEnergy Solutions Corp.
6.80%, 08/15/39	50	33,125
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	75	61,500

		297,781
ELECTRICAL COMPONENTS & EQUIPMENT — 0.49%
Edgewell Personal Care Co.
4.70%, 05/19/21	50	52,813

		52,813
ENTERTAINMENT — 0.52%
International Game Technology
7.50%, 06/15/19	50	55,500

		55,500

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FOOD — 1.40%
Safeway Inc.
7.25%, 02/01/31	$50	$49,562
Tesco PLC
6.15%, 11/15/37[a]	100	100,125

		149,687
HEALTH CARE – SERVICES — 0.71%
HCA Inc.
7.69%, 06/15/25	50	56,000
Tenet Healthcare Corp.
6.88%, 11/15/31	25	20,063

		76,063
HOLDING COMPANIES – DIVERSIFIED — 0.78%
Noble Group Ltd.
6.75%, 01/29/20[a]	100	83,375

		83,375
HOME BUILDERS — 1.47%
MDC Holdings Inc.
5.50%, 01/15/24 (Call 10/15/23)	50	52,637
PulteGroup Inc.
6.38%, 05/15/33	50	51,437
Toll Brothers Finance Corp.
8.91%, 10/15/17	50	53,250

		157,324
INSURANCE — 2.31%
Genworth Holdings Inc.
6.52%, 05/22/18	50	50,500
7.63%, 09/24/21	150	140,812
Provident Financing Trust I
7.41%, 03/15/38	50	56,187

		247,499
IRON & STEEL — 5.71%
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)[b]	100	92,750
ArcelorMittal
6.25%, 08/05/20	25	27,156
7.25%, 02/25/22	150	170,062
7.75%, 03/01/41	85	90,206
Carpenter Technology Corp.
5.20%, 07/15/21 (Call 04/15/21)	35	36,444
Cliffs Natural Resources Inc.
4.88%, 04/01/21 (Call 01/01/21)	75	63,188

Security	Principal (000s)	Value
Commercial Metals Co.
7.35%, 08/15/18	$50	$53,750
U.S. Steel Corp.
7.00%, 02/01/18	75	77,438

		610,994
LEISURE TIME — 0.29%
Royal Caribbean Cruises Ltd.
7.50%, 10/15/27	25	30,531

		30,531
MACHINERY — 0.51%
Joy Global Inc.
5.13%, 10/15/21	50	54,563

		54,563
MANUFACTURING — 0.50%
Harsco Corp.
5.75%, 05/15/18	50	53,188

		53,188
MEDIA — 1.40%
Belo Corp.
7.25%, 09/15/27	25	26,531
Graham Holdings Co.
7.25%, 02/01/19	50	54,250
iHeartCommunications Inc.
7.25%, 10/15/27	25	15,094
Liberty Interactive LLC
8.25%, 02/01/30	50	53,813

		149,688
MINING — 11.88%
Alcoa Inc.
5.72%, 02/23/19	150	159,750
Anglo American Capital PLC
4.13%, 04/15/21[a]	225	227,813
Arconic Inc.
5.90%, 02/01/27	125	132,031
Freeport-McMoRan Inc.
2.38%, 03/15/18	75	74,156
3.55%, 03/01/22 (Call 12/01/21)[b]	200	183,500
5.45%, 03/15/43 (Call 09/15/42)	75	61,781
Kinross Gold Corp.
5.95%, 03/15/24 (Call 12/15/23)	75	78,563
Teck Resources Ltd.
3.00%, 03/01/19	25	24,906

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.75%, 01/15/22 (Call 10/15/21)	$150	$149,250
5.20%, 03/01/42 (Call 09/01/41)	35	31,456
6.25%, 07/15/41 (Call 01/15/41)	150	149,250

		1,272,456
OIL & GAS — 17.56%
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	25	24,219
5.70%, 10/15/19	75	81,000
6.75%, 11/15/39	150	167,250
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[b]	25	22,938
4.50%, 04/15/23 (Call 01/15/23)	325	312,000
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)	75	54,750
5.88%, 05/01/19	25	26,000
Ensco PLC
4.70%, 03/15/21[b]	150	138,000
5.20%, 03/15/25 (Call 12/15/24)[b]	125	101,875
5.75%, 10/01/44 (Call 04/01/44)	25	16,688
Murphy Oil Corp.
4.70%, 12/01/22 (Call 09/01/22)	125	118,594
Noble Holding International Ltd.
4.90%, 08/01/20[b]	75	66,281
7.20%, 04/01/25 (Call 01/01/25)	50	40,688
8.20%, 04/01/45 (Call 10/01/44)	75	50,437
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	50	43,125
5.85%, 01/15/44 (Call 07/15/43)	50	35,375
7.88%, 08/01/19[b]	50	53,937
Southwestern Energy Co.
5.80%, 01/23/20 (Call 12/23/19)	175	176,312
6.70%, 01/23/25 (Call 10/23/24)	50	47,687
Transocean Inc.
6.00%, 03/15/18	100	100,125
6.80%, 03/15/38	125	82,344
8.13%, 12/15/21[b]	125	120,781

		1,880,406
OIL & GAS SERVICES — 2.15%
SESI LLC
6.38%, 05/01/19 (Call 12/01/16)	35	34,563
7.13%, 12/15/21 (Call 12/15/16)	50	48,875
Weatherford International Ltd.
6.50%, 08/01/36	150	119,062

Security	Principal (000s)	Value
6.75%, 09/15/40	$35	$27,694

		230,194
PACKAGING & CONTAINERS — 0.77%
Crown Cork & Seal Co. Inc.
7.38%, 12/15/26	25	28,000
Pactiv LLC
8.38%, 04/15/27	25	27,844
Sealed Air Corp.
6.88%, 07/15/33[a]	25	27,062

		82,906
PIPELINES — 7.51%
DCP Midstream LLC
4.75%, 09/30/21[a]	125	128,281
6.75%, 09/15/37[a]	25	26,281
9.75%, 03/15/19[a]	50	56,063
DCP Midstream Operating LP
2.70%, 04/01/19 (Call 03/01/19)	50	49,125
5.60%, 04/01/44 (Call 10/01/43)	50	46,750
NGPL PipeCo LLC
7.77%, 12/15/37[a]	35	38,456
NuStar Logistics LP
4.80%, 09/01/20	50	50,625
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)	75	74,625
Rockies Express Pipeline LLC
6.85%, 07/15/18[a]	50	52,625
6.88%, 04/15/40[a]	50	52,000
Williams Companies Inc. (The)
4.55%, 06/24/24 (Call 03/24/24)[b]	125	127,188
5.75%, 06/24/44 (Call 12/24/43)	100	102,250

		804,269
REAL ESTATE INVESTMENT TRUSTS — 0.73%
Vereit Operating Partnership LP
4.60%, 02/06/24 (Call 11/06/23)	75	77,625

		77,625
RETAIL — 4.62%
Brinker International Inc.
3.88%, 05/15/23	25	24,281
Family Dollar Stores Inc.
5.00%, 02/01/21	25	26,895
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)[b]	75	80,369

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2016

Security	Principal (000s)	Value
JC Penney Corp. Inc.
6.38%, 10/15/36	$75	$63,281
L Brands Inc.
6.95%, 03/01/33	50	51,562
New Albertsons Inc.
7.45%, 08/01/29	100	96,625
Rite Aid Corp.
7.70%, 02/15/27	25	31,063
Yum! Brands Inc.
3.88%, 11/01/20 (Call 08/01/20)	75	77,437
5.35%, 11/01/43 (Call 05/01/43)	50	43,063

		494,576
SOFTWARE — 0.23%
BMC Software Inc.
7.25%, 06/01/18	25	25,000

		25,000
TELECOMMUNICATIONS — 14.24%
Alcatel-Lucent USA Inc.
6.45%, 03/15/29	100	110,000
CenturyLink Inc.
5.80%, 03/15/22[b]	225	228,656
7.60%, 09/15/39	100	91,875
Embarq Corp.
8.00%, 06/01/36	75	76,031
Frontier Communications Corp.
9.00%, 08/15/31	75	65,531
Nokia OYJ
5.38%, 05/15/19	50	53,688
6.63%, 05/15/39	25	27,219
SoftBank Group Corp.
4.50%, 04/15/20[a]	200	206,000
Sprint Capital Corp.
6.90%, 05/01/19	100	105,250
8.75%, 03/15/32	200	203,250
Telecom Italia Capital SA
7.18%, 06/18/19	100	112,625
7.72%, 06/04/38	200	220,000
U.S. Cellular Corp.
6.70%, 12/15/33	25	25,156

		1,525,281

Security	Principal or Shares (000s)	Value
TRANSPORTATION — 0.19%
XPO CNW Inc.
6.70%, 05/01/34	$25	$20,250

		20,250

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,924,840)		10,515,486

SHORT-TERM INVESTMENTS — 17.07%

MONEY MARKET FUNDS — 17.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[c,d,e]	1,678	1,678,052
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	150	149,630

		1,827,682

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,827,568)		1,827,682

TOTAL INVESTMENTS IN SECURITIES — 115.27%
(Cost: $11,752,408)[f]		12,343,168
Other Assets, Less Liabilities — (15.27)%		(1,634,928)

NET ASSETS — 100.00%		$10,708,240

VRN  —  Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $11,752,408. Net unrealized appreciation was $590,760, of which $603,853 represented gross unrealized appreciation on securities and $13,093 represented gross unrealized depreciation on securities.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$10,515,486	$—	$10,515,486
Money market funds	1,827,682	—	—	1,827,682

Total	$1,827,682	$10,515,486	$—	$12,343,168

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.66%

AEROSPACE & DEFENSE — 0.66%
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a,b]	$15	$15,308
TransDigm Inc.
6.50%, 07/15/24 (Call 07/15/19)[b]	50	52,349

		67,657
AIRLINES — 0.25%
American Airlines Group Inc.
5.50%, 10/01/19[a]	25	25,812

		25,812
APPAREL — 0.30%
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)[a]	20	20,317
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)	10	10,333

		30,650
AUTO MANUFACTURERS — 0.14%
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/16)	15	14,736

		14,736
AUTO PARTS & EQUIPMENT — 2.10%
Dana Inc.
5.50%, 12/15/24 (Call 12/15/19)	25	25,820
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/23 (Call 11/15/18)	30	30,880
ZF North America Capital Inc.
4.50%, 04/29/22[a]	150	158,691

		215,391
BANKS — 2.54%
CIT Group Inc.
5.38%, 05/15/20[b]	75	80,257
6.63%, 04/01/18[a]	50	52,768
Fifth Third Bancorp. VRN, (3 mo. LIBOR US + 3.033%)
5.10%, 12/29/49 (Call 06/30/23)	25	24,119
Royal Bank of Scotland Group PLC
6.00%, 12/19/23	100	103,039

		260,183

Security	Principal (000s)	Value
BEVERAGES — 1.03%
Constellation Brands Inc.
3.75%, 05/01/21	$100	$105,730

		105,730
BIOTECHNOLOGY — 0.12%
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[a,b]	20	12,013

		12,013
BUILDING MATERIALS — 1.01%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[a]	25	25,274
Masco Corp.
4.45%, 04/01/25 (Call 01/01/25)	25	26,156
Standard Industries Inc./NJ
5.38%, 11/15/24 (Call 11/15/19)[a]	50	51,828

		103,258
CHEMICALS — 1.56%
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	15	15,515
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	20	23,364
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[b]	30	29,109
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/16)	30	26,101
8.88%, 02/01/18 (Call 12/01/16)	30	28,590
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	20	19,400
Tronox Finance LLC
6.38%, 08/15/20 (Call 12/01/16)	20	17,950

		160,029
COMMERCIAL SERVICES — 3.40%
ADT Corp. (The)
6.25%, 10/15/21	25	27,368
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/16)	25	25,781
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.50%, 04/01/23 (Call 04/01/18)[b]	20	19,833
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	10	8,550

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Hertz Corp. (The)
7.38%, 01/15/21 (Call 12/01/16)	$50	$51,493
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	35	35,801
Laureate Education Inc.
9.25%, 09/01/19 (Call 12/01/16)[a]	20	18,740
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[a]	60	63,721
RR Donnelley & Sons Co.
7.00%, 02/15/22	20	20,170
United Rentals North America Inc.
5.50%, 07/15/25 (Call 07/15/20)[b]	50	50,625
6.13%, 06/15/23 (Call 12/15/17)	25	26,148

		348,230
COMPUTERS — 1.60%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.88%, 06/15/21 (Call 06/15/18)[a]	25	26,270
7.13%, 06/15/24 (Call 06/15/19)[a]	25	27,290
NCR Corp.
5.88%, 12/15/21 (Call 12/15/17)	50	52,563
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)[a]	50	57,937

		164,060
COSMETICS & PERSONAL CARE — 0.09%
Avon Products Inc.
7.00%, 03/15/23	10	9,491

		9,491
DISTRIBUTION & WHOLESALE — 0.26%
HD Supply Inc.
5.75%, 04/15/24 (Call 04/15/19)[a,b]	25	26,250

		26,250
DIVERSIFIED FINANCIAL SERVICES — 6.95%
Aircastle Ltd.
6.25%, 12/01/19	50	54,375
Ally Financial Inc.
3.60%, 05/21/18	100	100,744
5.13%, 09/30/24	50	52,684
8.00%, 03/15/20	50	56,696

Security	Principal (000s)	Value
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/16)	$50	$49,887
6.00%, 08/01/20 (Call 02/01/17)	25	24,828
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/16)	25	25,344
Navient Corp.
5.50%, 01/25/23	50	45,250
7.25%, 09/25/23	25	24,563
8.00%, 03/25/20	25	27,125
8.45%, 06/15/18	75	81,094
OneMain Financial Holdings LLC
7.25%, 12/15/21 (Call 12/15/17)[a]	25	25,875
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a]	15	14,772
Springleaf Finance Corp.
5.25%, 12/15/19	25	25,083
6.90%, 12/15/17	100	104,664

		712,984
ELECTRIC — 3.05%
AES Corp./VA
5.50%, 03/15/24 (Call 03/15/19)	50	50,432
8.00%, 06/01/20[b]	25	29,000
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)	25	24,750
5.75%, 01/15/25 (Call 10/15/19)[b]	35	34,081
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)	15	15,656
Dynegy Inc.
7.38%, 11/01/22 (Call 11/01/18)	50	48,375
7.63%, 11/01/24 (Call 11/01/19)	15	14,400
GenOn Energy Inc.
9.50%, 10/15/18	20	15,875
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	20	19,941
7.25%, 05/15/26 (Call 05/15/21)[a]	25	24,567
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 12/01/16)[a]	25	23,749
6.50%, 06/01/25 (Call 06/01/20)[b]	15	12,404

		313,230

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
ELECTRICAL COMPONENTS & EQUIPMENT — 0.15%
Edgewell Personal Care Co.
4.70%, 05/24/22	$15	$15,615

		15,615
ENERGY – ALTERNATE SOURCES — 0.10%
TerraForm Power Operating LLC
9.38%, 02/01/23 (Call 02/01/18)[a,c]	10	10,025

		10,025
ENGINEERING & CONSTRUCTION — 0.20%
AECOM
5.88%, 10/15/24 (Call 07/15/24)	20	20,970

		20,970
ENTERTAINMENT — 1.72%
AMC Entertainment Holdings Inc.
5.88%, 11/15/26	65	65,244
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	15	14,925
GLP Capital LP/GLP Financing II Inc.
5.38%, 04/15/26	25	26,675
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[b]	15	15,527
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,b]	25	26,511
10.00%, 12/01/22 (Call 12/01/18)	30	27,825

		176,707
ENVIRONMENTAL CONTROL — 0.14%
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	15	14,682

		14,682
FOOD — 0.95%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
6.63%, 06/15/24 (Call 06/15/19)[a]	25	25,937
Post Holdings Inc.
7.75%, 03/15/24 (Call 09/15/18)[a]	50	55,250
TreeHouse Foods Inc.
6.00%, 02/15/24 (Call 02/15/19)[a]	15	15,863

		97,050
HEALTH CARE – PRODUCTS — 1.14%
Alere Inc.
6.50%, 06/15/20 (Call 12/01/16)	15	15,254

Security	Principal (000s)	Value
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	$15	$13,759
Kinetic Concepts Inc./KCI USA Inc.
9.63%, 10/01/21 (Call 10/01/18)[a]	25	24,156
12.50%, 11/01/21 (Call 05/01/19)[a,b]	10	9,650
Mallinckrodt International Finance SA
4.75%, 04/15/23[b]	10	8,725
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.63%, 10/15/23 (Call 10/15/18)[a,b]	30	28,170
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 05/15/17)[a]	20	17,150

		116,864
HEALTH CARE – SERVICES — 7.80%
Centene Corp.
6.13%, 02/15/24 (Call 02/15/19)	30	31,950
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 02/01/17)[b]	30	27,975
6.88%, 02/01/22 (Call 02/01/18)[b]	40	29,850
8.00%, 11/15/19 (Call 12/01/16)[b]	40	35,070
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)	50	48,000
Fresenius Medical Care U.S. Finance II Inc.
5.88%, 01/31/22[a,b]	50	56,576
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)	40	39,613
5.25%, 06/15/26 (Call 12/15/25)	50	52,375
5.38%, 02/01/25	75	76,622
6.50%, 02/15/20[b]	125	138,594
7.50%, 02/15/22	50	56,837
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)	25	25,762
Kindred Healthcare Inc.
8.00%, 01/15/20	30	30,209
Tenet Healthcare Corp.
5.00%, 03/01/19	25	24,305
6.00%, 10/01/20	60	63,203
8.13%, 04/01/22	65	63,415

		800,356

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 1.32%
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	$15	$15,638
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	10	10,473
Noble Group Ltd.
6.75%, 01/29/20[a]	100	83,000
PetSmart Inc.
7.13%, 03/15/23 (Call 03/15/18)[a,b]	25	26,156

		135,267
HOME BUILDERS — 1.71%
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/16)[a]	25	25,748
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	50	51,500
Lennar Corp.
4.88%, 12/15/23 (Call 09/15/23)	35	35,808
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	25	26,125
5.50%, 03/01/26 (Call 12/01/25)	20	20,800
TRI Pointe Group Inc./TRI Pointe Homes Inc.
5.88%, 06/15/24	15	15,544

		175,525
HOUSEHOLD PRODUCTS & WARES — 0.71%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/16)	50	51,429
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[b]	20	21,650

		73,079
INSURANCE — 0.28%
Genworth Holdings Inc.
7.70%, 06/15/20	30	29,168

		29,168
INTERNET — 2.20%
Equinix Inc.
5.38%, 04/01/23 (Call 04/01/18)	50	52,188
Netflix Inc.
4.38%, 11/15/26[a]	90	88,537
5.50%, 02/15/22	35	37,840

Security	Principal (000s)	Value
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	$15	$15,462
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)	30	31,500

		225,527
IRON & STEEL — 1.88%
AK Steel Corp.
7.63%, 05/15/20 (Call 12/01/16)	10	10,062
Allegheny Technologies Inc.
7.88%, 08/15/23 (Call 05/15/23)	10	9,537
ArcelorMittal
7.25%, 02/25/22	35	39,666
10.85%, 06/01/19	50	59,947
Cliffs Natural Resources Inc.
8.25%, 03/31/20 (Call 03/31/18)[a]	10	10,862
Steel Dynamics Inc.
5.50%, 10/01/24 (Call 10/01/19)	30	31,575
U.S. Steel Corp.
7.50%, 03/15/22 (Call 03/15/17)	10	9,606
8.38%, 07/01/21 (Call 07/01/18)[a]	20	21,215

		192,470
LODGING — 2.99%
Boyd Gaming Corp.
6.88%, 05/15/23 (Call 05/15/18)	25	26,780
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/16)	15	15,562
11.00%, 10/01/21 (Call 12/01/16)	15	16,219
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[a]	40	39,289
10.75%, 09/01/24 (Call 09/01/19)[a]	25	23,422
Felcor Lodging LP
6.00%, 06/01/25 (Call 06/01/20)	10	10,412
MGM Resorts International
6.63%, 12/15/21	100	111,813
8.63%, 02/01/19	25	28,016
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50%, 03/01/25 (Call 12/01/24)[a]	35	35,066

		306,579

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MACHINERY — 1.31%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 12/01/16)[a]	$10	$8,753
CNH Industrial Capital LLC
3.63%, 04/15/18	50	50,437
3.88%, 10/15/21	50	49,625
4.38%, 11/06/20	25	25,500

		134,315
MANUFACTURING — 0.92%
Bombardier Inc.
4.75%, 04/15/19[a]	50	49,811
6.00%, 10/15/22 (Call 04/15/17)[a]	50	44,423

		94,234
MEDIA — 12.14%
Cablevision Systems Corp.
5.88%, 09/15/22[b]	30	27,600
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/23 (Call 05/01/18)[a]	50	51,625
5.25%, 09/30/22 (Call 09/30/17)	25	26,063
5.75%, 02/15/26 (Call 02/15/21)[a]	100	104,250
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%, 09/15/20 (Call 12/01/16)[a]	50	51,500
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	35	35,647
Series B
7.63%, 03/15/20 (Call 12/01/16)	25	24,250
CSC Holdings LLC
6.75%, 11/15/21	25	26,305
DISH DBS Corp.
5.88%, 07/15/22	100	103,000
6.75%, 06/01/21	50	53,950
7.75%, 07/01/26	25	27,453
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[a]	35	34,048
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/16)	25	18,969
9.00%, 03/01/21 (Call 12/01/16)	50	35,750
10.00%, 01/15/18 (Call 12/01/16)	10	7,100
Nexstar Escrow Corp.
5.63%, 08/01/24 (Call 08/01/19)[a]	25	24,813

Security	Principal (000s)	Value
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 04/15/17)[a]	$35	$35,700
SFR Group SA
7.38%, 05/01/26 (Call 05/01/21)[a]	200	202,000
Sinclair Television Group Inc.
6.13%, 10/01/22 (Call 10/01/17)[b]	20	21,000
Sirius XM Radio Inc.
5.38%, 04/15/25 (Call 04/15/20)[a]	50	50,875
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)	25	24,948
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a]	200	207,333
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a]	50	50,781

		1,244,960
METAL FABRICATE & HARDWARE — 0.25%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a]	25	25,150

		25,150
MINING — 3.24%
Arconic Inc.
5.87%, 02/23/22	100	107,086
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (Call 03/01/18)[a]	40	46,400
Freeport-McMoRan Inc.
3.10%, 03/15/20[b]	35	33,529
3.88%, 03/15/23 (Call 12/15/22)	75	67,875
Kinross Gold Corp.
5.95%, 03/15/24 (Call 12/15/23)	50	52,250
Teck Resources Ltd.
4.75%, 01/15/22 (Call 10/15/21)	25	24,797

		331,937
OFFICE & BUSINESS EQUIPMENT — 0.25%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	25	25,665

		25,665
PACKAGING & CONTAINERS — 3.96%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.63%, 05/15/23 (Call 05/15/19)[a]	300	303,750
Ball Corp.
4.00%, 11/15/23	35	35,326

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[a]	$65	$66,869

		405,945
PHARMACEUTICALS — 2.57%
DPx Holdings BV
7.50%, 02/01/22 (Call 02/01/17)[a]	15	15,788
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[a]	60	51,450
NBTY Inc.
7.63%, 05/15/21 (Call 05/15/18)[a,b]	25	24,485
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (Call 03/01/18)[a]	35	27,557
5.88%, 05/15/23 (Call 05/15/18)[a]	100	78,812
6.38%, 10/15/20 (Call 12/01/16)[a]	75	65,388

		263,480
REAL ESTATE — 0.25%
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 12/01/21 (Call 12/01/17)[a]	25	26,144

		26,144
REAL ESTATE INVESTMENT TRUSTS — 1.13%
Communications Sales & Leasing Inc./CSL Capital LLC
8.25%, 10/15/23 (Call 04/15/19)	15	15,825
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a]	20	19,806
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	25	25,011
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)[a]	30	29,529
VEREIT Operating Partnership LP
4.13%, 06/01/21 (Call 05/01/21)	25	25,996

		116,167
RETAIL — 2.91%
1011778 BC ULC/New Red Finance Inc.
6.00%, 04/01/22 (Call 10/01/17)[a]	40	41,835
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/16)[a]	20	10,163

Security	Principal (000s)	Value
Dollar Tree Inc.
5.75%, 03/01/23 (Call 03/01/18)	$35	$37,275
JC Penney Corp. Inc.
5.65%, 06/01/20	15	14,844
L Brands Inc.
8.50%, 06/15/19	100	116,301
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/16)[a,b]	15	12,375
QVC Inc.
4.38%, 03/15/23	50	50,110
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/03/16)	15	15,000

		297,903
SEMICONDUCTORS — 2.97%
Advanced Micro Devices Inc.
7.50%, 08/15/22	16	16,920
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a]	50	48,931
NXP BV/NXP Funding LLC
4.13%, 06/01/21[a]	200	212,676
Sensata Technologies BV
5.00%, 10/01/25[a]	25	25,688

		304,215
SOFTWARE — 3.21%
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/16)[a]	20	18,300
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a]	50	50,750
5.75%, 01/15/24 (Call 01/15/19)[a]	25	25,448
7.00%, 12/01/23 (Call 12/01/18)[a,b]	50	52,563
Inception Merger Sub Inc./Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a]	75	75,000
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)	25	25,906
MSCI Inc.
5.75%, 08/15/25 (Call 08/15/20)[a]	25	26,641
Open Text Corp.
5.88%, 06/01/26 (Call 06/01/21)[a]	25	26,603
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[a]	25	28,000

		329,211

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 13.90%
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/18)[a]	$200	$206,126
Avaya Inc.
7.00%, 04/01/19 (Call 12/01/16)[a,b]	20	16,173
CenturyLink Inc.
6.45%, 06/15/21	50	53,375
Series Y
7.50%, 04/01/24 (Call 01/01/24)	25	26,094
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[a]	20	20,975
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)	35	29,312
7.13%, 03/15/19	25	26,750
8.88%, 09/15/20 (Call 06/15/20)	35	37,209
10.50%, 09/15/22 (Call 06/15/22)[b]	25	26,153
11.00%, 09/15/25 (Call 06/15/25)	50	50,937
Hughes Satellite Systems Corp.
6.63%, 08/01/26[a]	55	54,320
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	25	16,562
7.25%, 04/01/19 (Call 12/01/16)	75	60,469
8.00%, 02/15/24 (Call 02/15/19)[a]	15	15,140
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 06/01/17)	30	9,750
Level 3 Financing Inc.
5.38%, 01/15/24 (Call 01/15/19)	50	50,998
Sprint Communications Inc.
9.00%, 11/15/18[a]	100	109,875
Sprint Corp.
7.13%, 06/15/24	50	47,000
7.25%, 09/15/21	50	51,173
7.88%, 09/15/23	85	84,150
T-Mobile USA Inc.
6.38%, 03/01/25 (Call 09/01/19)	100	107,487
6.63%, 11/15/20 (Call 11/14/16)	100	102,817
6.73%, 04/28/22 (Call 04/28/17)	100	104,750
Telecom Italia Capital SA
7.18%, 06/18/19	50	56,228
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a]	15	14,438

Security	Principal or Shares (000s)	Value
Windstream Services LLC
7.50%, 06/01/22 (Call 06/01/17)	$50	$47,575

		1,425,836
TRANSPORTATION — 0.30%
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[a,b]	30	31,087

		31,087

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,701,066)		10,015,837

SHORT-TERM INVESTMENTS — 12.11%

MONEY MARKET FUNDS — 12.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	1,098	1,097,950
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	144	143,829

		1,241,779

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,241,669)		1,241,779

TOTAL INVESTMENTS IN SECURITIES — 109.77%
(Cost: $10,942,735)[g]		11,257,616
Other Assets, Less Liabilities — (9.77)%		(1,002,304)

NET ASSETS — 100.00%		$10,255,312

VRN	— Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $10,942,735. Net unrealized appreciation was $314,881, of which $347,425 represented gross unrealized appreciation on securities and $32,544 represented gross unrealized depreciation on securities.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$10,015,837	$—	$10,015,837
Money market funds	1,241,779	—	—	1,241,779

Total	$1,241,779	$10,015,837	$—	$11,257,616

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2016

	iShares Fallen Angels USD Bond ETF	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$9,924,840	$9,701,066
Affiliated (Note 2)	1,827,568	1,241,669

Total cost of investments	$11,752,408	$10,942,735

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,515,486	$10,015,837
Affiliated (Note 2)	1,827,682	1,241,779

Total fair value of investments	12,343,168	11,257,616
Receivables:
Investment securities sold	173,358	123,339
Interest	152,919	164,907

Total Assets	12,669,445	11,545,862

LIABILITIES
Payables:
Investment securities purchased	280,097	188,375
Collateral for securities on loan (Note 1)	1,677,938	1,097,800
Investment advisory fees (Note 2)	3,170	4,375

Total Liabilities	1,961,205	1,290,550

NET ASSETS	$10,708,240	$10,255,312

Net assets consist of:
Paid-in capital	$10,054,610	$9,900,049
Undistributed net investment income	31,876	32,695
Undistributed net realized gain	30,994	7,687
Net unrealized appreciation	590,760	314,881

NET ASSETS	$10,708,240	$10,255,312

Shares outstanding[b]	400,000	200,000

Net asset value per share	$26.77	$51.28

[a]	Securities on loan with values of $1,614,563 and $1,050,761, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Period ended October 31, 2016

	iShares Fallen Angels USD Bond ETF[a]	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$158	$256
Interest — unaffiliated	251,604	236,944
Securities lending income — affiliated — net (Note 2)	1,543	746

Total investment income	253,305	237,946

EXPENSES
Investment advisory fees (Note 2)	13,912	19,459

Total expenses	13,912	19,459

Net investment income	239,393	218,487

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	30,994	7,646
Investments — affiliated (Note 2)	—	40
Realized gain distributions from affiliated funds	—	1

Net realized gain	30,994	7,687

Net change in unrealized appreciation/depreciation	590,760	314,881

Net realized and unrealized gain	621,754	322,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$861,147	$541,055

[a]	For the period from June 14, 2016 (commencement of operations) to October 31, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Fallen Angels USD Bond ETF	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
	Period from June 14, 2016[a] to October 31, 2016	Period from June 14, 2016[a] to October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$239,393	$218,487
Net realized gain	30,994	7,687
Net change in unrealized appreciation/depreciation	590,760	314,881

Net increase in net assets resulting from operations	861,147	541,055

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(207,517)	(185,792)

Total distributions to shareholders	(207,517)	(185,792)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,054,610	9,900,049

Net increase in net assets from capital share transactions	10,054,610	9,900,049

INCREASE IN NET ASSETS	10,708,240	10,255,312

NET ASSETS
Beginning of period	—	—

End of period	$10,708,240	$10,255,312

Undistributed net investment income included in net assets at end of period	$31,876	$32,695

SHARES ISSUED
Shares sold	400,000	200,000

Net increase in shares outstanding	400,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Fallen Angels USD Bond ETF

Period from June 14, 2016[a] to Oct. 31, 2016
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income[b]	0.60
Net realized and unrealized gain[c]	1.69

Total from investment operations	2.29

Less distributions from:
Net investment income	(0.52)

Total distributions	(0.52)

Net asset value, end of period	$26.77

Total return	9.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,708
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	6.02%
Portfolio turnover rate[f]	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Period from June 14, 2016[a] to Oct. 31, 2016
Net asset value, beginning of period	$49.48

Income from investment operations:
Net investment income[b]	1.09
Net realized and unrealized gain[c]	1.64

Total from investment operations	2.73

Less distributions from:
Net investment income	(0.93)

Total distributions	(0.93)

Net asset value, end of period	$51.28

Total return	5.52%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,255
Ratio of expenses to average net assets[e]	0.50%
Ratio of net investment income to average net assets[e]	5.61%
Portfolio turnover rate[f]	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Fallen Angels USD Bond[a]	Non-diversified
iBoxx $ High Yield ex Oil & Gas Corporate Bond[a]	Non-diversified

[a]	The Fund commenced operations on June 14, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Fallen Angels USD Bond
Citigroup Global Markets Inc.	$308,104	$308,104	$—
Credit Suisse Securities (USA) LLC	320,708	320,708	—
JPMorgan Securities LLC	985,751	985,751	—

	$1,614,563	$1,614,563	$—

iBoxx $ High Yield ex Oil & Gas Corporate Bond
BNP Paribas Prime Brokerage Inc.	$56,500	$56,500	$—
Citigroup Global Markets Inc.	325,502	325,502	—
Credit Suisse Securities (USA) LLC	178,254	178,254	—
JPMorgan Securities LLC	490,505	490,505	—

	$1,050,761	$1,050,761	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each fund as follows:

iShares ETF	Investment Advisory Fee
Fallen Angels USD Bond	0.35%
iBoxx $ High Yield ex Oil & Gas Corporate Bond	0.50

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the period ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Fallen Angels USD Bond	$367
iBoxx $ High Yield ex Oil & Gas Corporate Bond	197

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the period ended October 31, 2016, the purchase and sales transactions executed by the iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF pursuant to Rule 17a-7 under the 1940 Act were $  — and $195,814, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Fallen Angels USD Bond	$10,725,529	$844,821
iBoxx $ High Yield ex Oil & Gas Corporate Bond	1,139,073	727,816

In-kind transactions (see Note 4) for the period ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBoxx $ High Yield ex Oil & Gas Corporate Bond	$9,274,539	$—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the period ended October 31, 2016 was as follows:

iShares ETF	2016
Fallen Angels USD Bond
Ordinary income	$207,517

iBoxx $ High Yield ex Oil & Gas Corporate Bond
Ordinary income	$185,792

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Net Unrealized Gains (Losses)	Total
Fallen Angels USD Bond	$62,870	$590,760	$653,630
iBoxx $ High Yield ex Oil & Gas Corporate Bond	40,382	314,881	355,263

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Fallen Angels USD Bond ETF and iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for the period June 14, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2016, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
Fallen Angels USD Bond	$149,910
iBoxx $ High Yield ex Oil & Gas Corporate Bond	166,244

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Fallen Angels USD Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on May 17, 2016, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

II. iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on May 17, 2016, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s investment advisory fee rate and overall expenses (net of waivers and reimbursements) were less than one basis point higher than that of a competitor fund in the Peer Group that was ranked in the third Broadridge quintile.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Fallen Angels USD Bond	$0.462256	$—	$0.056537	$0.518793	89%	—%	11%	100%
iBoxx $ High Yield ex Oil & Gas Corporate Bond	0.846011	—	0.082947	0.928958	91	—	9	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds which commenced operations on June 14, 2016. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Fallen Angels USD Bond ETF

Period Covered: June 14, 2016 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	6	7.79%
Greater than 1.0% and Less than 1.5%	27	35.06
Greater than 0.5% and Less than 1.0%	26	33.77
Between 0.5% and –0.5%	17	22.08
Less than –0.5% and Greater than –1.0%	1	1.30

	77	100.00%

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Period Covered: June 14, 2016 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	1.30%
Greater than 1.0% and Less than 1.5%	1	1.30
Greater than 0.5% and Less than 1.0%	8	10.39
Between 0.5% and –0.5%	67	87.01

	77	100.00%

SUPPLEMENTAL INFORMATION	45

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares U.S. ETF Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).
Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	47

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).
Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Continued)

iSHARES® TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares U.S. ETF Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Barclays, Bloomberg Finance L.P., or Markit Indices Limited. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1020-1016

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2016, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2). Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty series of the Registrant for which the fiscal year-end is October 31, 2016 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $533,020 for the fiscal year ended October 31, 2015 and $615,130 for the fiscal year ended October 31, 2016.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2015 and October 31, 2016 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $154,434 for the fiscal year ended October 31, 2015 and $151,240 for the fiscal year ended October 31, 2016.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2015 and October 31, 2016 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,669,715 for the fiscal year ended October 31, 2015 and $5,815,486 for the fiscal year ended October 31, 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	December 29, 2016

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	December 29, 2016